UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:
Michael P. Lawlor	David C. Mahaffey, Esq.
c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: (617) 578-3408

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 through June 30, 2015

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Managed by AllianceBernstein L.P

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 1.76%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

Global equity returns were broadly positive during the six-month period ended June 30, 2015, though their climb was not always steady.

Investors welcomed 2015 with optimism restored thanks to the long-anticipated announcement of the European Central Bank’s (the “ECB”) quantitative easing program. Stocks rose unevenly through February; however, by March they were modestly lower despite a mid-month surge. The U.S. economy experienced an unusual soft patch in the first three months of the year, leaving investors to speculate over the timing of U.S. interest-rate increases. In contrast, other regional economies such as China lagged, with investors hoping for additional stimulus measures. While uncertainty weighed on sentiment at times, investor-friendly statements from the U.S. Federal Reserve (the “Fed”) and the onset of the ECB’s government bond purchase program helped offset investors’ concerns.

Throughout the second quarter, investors were unsettled at times by speculation over central bank actions, volatile trading in China’s mainland stock markets and the final outcome of the seemingly endless negotiations between Greece and its official creditors. However, better-than-expected corporate earnings, positive signs of economic expansion in several regions and continued reassurance from the Fed put investors somewhat at ease. The Healthcare sector outperformed, boosted by robust M&A and general insulation from macro events. In contrast, the Utilities sector lost ground as an upward move in Treasury yields attracted conservative, yield-hungry investors.

In fixed income, investors grappled with mixed signals during the first quarter. Oil prices remained under pressure and the Fed edged closer to a rate hike, but other central banks relaxed policy, pushing government bond yields lower. During a volatile second quarter, government bond yields jumped and investors received guidance that the Fed would likely raise interest rates by year-end. Meanwhile, the continued divergence between the U.S.’s growth and policy trajectory and those of other economies made markets choppy. Greece’s uncertain future also increased the likelihood of further volatility in the months ahead.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long term growth by participating in up markets and by mitigating the downside. The Portfolio aims to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, the Portfolio should capture potential return opportunities and manage risk. The strategic allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges and including real estate; and 40% invested in a mix of global sovereign and high quality corporate bonds.

At the beginning of the six month period, the Portfolio had an overweight in risk assets with global equities in excess of the strategic asset allocation weights, however, by the end of the period, the Portfolio eliminated this overweight for the first time since 2012 as market conditions changed. This position was supported by a view that while low interest rates, low inflation, and strong corporate balance sheets all favor equities, higher equity valuations caused by good market performance and two short-term risks—the potential for a rise in interest rates and possible strains associated with turbulence in Greece—suggest caution. Up until mid-June, the Portfolio maintained a regional bias towards developed-international equity markets—particularly in Europe and Japan. With the threat of Greece missing payments to its creditors, the Portfolio went underweight European stocks in late June but maintained its overweight in Japanese stocks as a result of depreciation in the yen making local companies more competitive global exporters. In contrast, the Portfolio had a slight underweight in U.S. stocks, where valuations were higher, throughout the period. The Portfolio’s positions in emerging market equities and commodities were small at the beginning of the period and were both eliminated in May due to growth concerns around emerging economies and subdued prospects for inflation. For diversification, the Portfolio maintained a modest allocation to real estate investment trusts (“REITs”). Due to the previously mentioned overweight in risk assets, the Portfolio remained underweight bonds through most of the period. When the Portfolio did cut its overweight to risk assets, it also increased its underweight to U.S. Treasuries and diversified into High Yield bonds, Treasury Inflation-Protected Securities (“TIPs”), and Cash.

In the six months ending June 30, 2015 the Portfolio’s overweight to developed market equities outside of the U.S. added to performance but, the slight underweight to U.S. stocks detracted. In fixed income, the Portfolio was diversified away from U.S. and international bonds into cash, U.S. high yield, and TIPS which helped mitigate losses. Additionally, the Portfolio had a slight underweight to real estate which added to performance. The Portfolio holds a 10-year interest rate swap, resulting in extended duration exposure, which added to performance for the first three months of the period as yields fell but then detracted for the remainder of the period to end as a slight detractor. The Portfolio has extended duration exposure to provide additional diversification and balance the sources of risk.

In addition, a variety of strategies were deployed to further protect the Portfolio during periods of uncertainty. In the last half of the period, the Portfolio took advantage of very low implied volatility, which reduces the cost of carry, to incorporate a small options holding as part of our equity position. This position was created to address current risks and to help lessen the impact of an unforeseen

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Managed by AllianceBernstein L.P

Portfolio Manager Commentary*—(Continued)

sharp market sell-off while allowing participation if markets continue to rise. Over the course of the period, the Portfolio hedged a portion of the foreign currency exposure that comes from owning non-U.S. stocks. Our currency positioning was one of the major drivers of portfolio performance over the first half of the year. The options positions were a very slight detractor but allowed us to continue to hold our Equity overweight, which was a contributor.

The Portfolio utilized Equity Futures, Fixed Income Futures, Currency Forwards, Exchange Traded Funds & Total Return Swaps for both hedging and investment purposes. Equity Options, Swaptions and Interest Rate Swaps were used for strictly hedging purposes, while Credit Default Swaps, Commodity Futures and an Excess Return Swap on Commodities were used for investment purposes. All derivatives performed in line with the managers expectations over the period.

At the end of the period, the Portfolio was positioned to be neutral in return-seeking assets and fixed income based on our view that equity volatility is vulnerable to a pick up. Within equities, the Portfolio was neutral to U.S. stocks, underweight to European stocks, and overweight Japanese stocks. The Portfolio had modest exposures to global REITs, High Yield bonds, and TIPs for diversification.

Dan Loewy

Vadim Zlotnikov

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
AB Global Dynamic Allocation Portfolio
Class B	1.76	2.80	6.77
Dow Jones Moderate Index	1.64	1.25	6.30

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Equity Sectors

% of Net Assets
Financials	13.9
Health Care	5.9
Consumer Discretionary	5.8
Industrials	5.1
Information Technology	5.1

Top Fixed Income Sectors

% of Net Assets
Cash & Cash Equivalents	23.9
U.S. Treasury & Government Agencies	22.3
Foreign Government	4.3

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)	Actual	0.87%	$1,000.00	$1,017.60	$4.35
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—47.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Airbus Group SE	56,791	$3,679,388
BAE Systems plc	304,342	2,159,956
Boeing Co. (The)	37,825	5,247,084
Cobham plc	109,227	451,077
Finmeccanica S.p.A. (a)	39,047	490,459
General Dynamics Corp.	17,930	2,540,502
Honeywell International, Inc.	44,160	4,502,995
L-3 Communications Holdings, Inc.	4,885	553,861
Lockheed Martin Corp.	15,245	2,834,046
Meggitt plc	76,654	562,393
Northrop Grumman Corp.	11,725	1,859,937
Precision Castparts Corp.	8,125	1,623,944
Raytheon Co.	17,515	1,675,835
Rockwell Collins, Inc.	7,635	705,092
Rolls-Royce Holdings plc (a)	179,288	2,454,018
Safran S.A.	28,166	1,907,193
Singapore Technologies Engineering, Ltd.	149,900	366,934
Textron, Inc.	15,680	699,799
Thales S.A.	9,978	603,639
United Technologies Corp.	47,925	5,316,320
Zodiac Aerospace	19,462	633,374

		40,867,846

Air Freight & Logistics—0.2%
Bollore S.A.	83,570	445,786
C.H. Robinson Worldwide, Inc. (b)	8,260	515,341
Deutsche Post AG	93,486	2,731,061
Expeditors International of Washington, Inc.	10,905	502,775
FedEx Corp.	15,010	2,557,704
Royal Mail plc	62,713	506,698
TNT Express NV	47,603	403,582
United Parcel Service, Inc. - Class B	39,700	3,847,327
Yamato Holdings Co., Ltd.	33,593	648,082

		12,158,356

Airlines—0.2%
American Airlines Group, Inc.	41,021	1,638,174
ANA Holdings, Inc.	111,656	302,827
Cathay Pacific Airways, Ltd.	113,200	278,125
Delta Air Lines, Inc.	47,451	1,949,287
Deutsche Lufthansa AG (a)	22,326	287,790
easyJet plc	15,329	372,025
International Consolidated Airlines Group S.A. - Class DI (a)	78,732	614,560
Japan Airlines Co., Ltd.	11,578	403,540
Qantas Airways, Ltd. (a)	52,675	127,802
Ryanair Holdings plc (ADR)	2,230	159,110
Singapore Airlines, Ltd.	51,200	408,217
Southwest Airlines Co.	38,585	1,276,778

		7,818,235

Auto Components—0.4%
Aisin Seiki Co., Ltd.	18,507	786,424
BorgWarner, Inc.	12,840	729,826
Bridgestone Corp. (b)	62,794	2,321,051

Auto Components—(Continued)
Cie Generale des Etablissements Michelin	17,936	1,882,894
Continental AG	10,614	2,510,685
Delphi Automotive plc	16,921	1,439,808
Denso Corp.	46,957	2,336,969
GKN plc	158,539	832,389
Goodyear Tire & Rubber Co. (The)	15,490	467,023
Johnson Controls, Inc.	37,545	1,859,604
Koito Manufacturing Co., Ltd.	10,781	420,176
NGK Spark Plug Co., Ltd. (b)	17,000	470,382
NHK Spring Co., Ltd.	15,100	166,100
NOK Corp.	9,247	286,571
Nokian Renkaat Oyj	10,923	342,169
Pirelli & C S.p.A.	25,245	425,214
Stanley Electric Co., Ltd. (b)	13,744	286,996
Sumitomo Electric Industries, Ltd.	72,761	1,127,076
Sumitomo Rubber Industries, Ltd. (b)	16,501	255,236
Toyoda Gosei Co., Ltd.	6,245	150,145
Toyota Industries Corp.	15,724	895,887
Valeo S.A.	7,667	1,212,013
Yokohama Rubber Co., Ltd. (The) (b)	10,000	200,697

		21,405,335

Automobiles—1.1%
Bayerische Motoren Werke (BMW) AG	31,946	3,495,144
Daihatsu Motor Co., Ltd. (b)	18,533	263,746
Daimler AG	92,899	8,451,765
Fiat Chrysler Automobiles NV (a)	86,780	1,270,003
Ford Motor Co.	218,595	3,281,111
Fuji Heavy Industries, Ltd.	57,012	2,094,097
General Motors Co.	75,913	2,530,180
Harley-Davidson, Inc.	12,275	691,696
Honda Motor Co., Ltd. (b)	157,296	5,085,007
Isuzu Motors, Ltd.	57,200	750,575
Mazda Motor Corp.	52,500	1,032,994
Mitsubishi Motors Corp.	61,400	522,498
Nissan Motor Co., Ltd.	239,849	2,491,420
Peugeot S.A. (a)	41,741	856,630
Renault S.A.	18,546	1,936,887
Suzuki Motor Corp.	35,194	1,187,934
Toyota Motor Corp.	263,810	17,643,932
Volkswagen AG	3,417	790,487
Yamaha Motor Co., Ltd.	25,366	554,323

		54,930,429

Banks—4.6%
Aozora Bank, Ltd.	110,635	416,646
Australia & New Zealand Banking Group, Ltd.	266,869	6,612,852
Banca Monte dei Paschi di Siena S.p.A. (a) (b)	245,091	476,813
Banco Bilbao Vizcaya Argentaria S.A.	609,176	5,992,419
Banco Comercial Portugues S.A. - Class R (a) (b)	3,660,187	317,835
Banco de Sabadell S.A. (b)	471,535	1,137,436
Banco Espirito Santo S.A. (a) (c) (d)	169,954	0
Banco Popolare SC (a)	35,042	575,808
Banco Popular Espanol S.A. (b)	163,647	796,201

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Banco Santander S.A.	1,386,091	$9,676,032
Bank Hapoalim B.M.	102,239	550,572
Bank Leumi Le-Israel B.M. (a)	135,063	571,101
Bank of America Corp.	592,708	10,087,890
Bank of East Asia, Ltd. (The)	113,400	495,819
Bank of Ireland (a)	2,654,115	1,069,482
Bank of Kyoto, Ltd. (The)	32,632	373,899
Bank of Queensland, Ltd.	35,407	346,433
Bank of Yokohama, Ltd. (The)	108,009	661,799
Bankia S.A. (a) (b)	444,488	565,360
Bankinter S.A.	64,673	479,473
Barclays plc	1,592,186	6,511,210
BB&T Corp.	40,545	1,634,369
Bendigo and Adelaide Bank, Ltd.	43,025	406,570
BNP Paribas S.A.	102,181	6,160,809
BOC Hong Kong Holdings, Ltd.	357,000	1,489,113
CaixaBank S.A.	220,557	1,025,190
Chiba Bank, Ltd. (The)	66,833	509,043
Chugoku Bank, Ltd. (The)	15,798	249,052
Citigroup, Inc.	170,871	9,438,914
Comerica, Inc.	10,155	521,155
Commerzbank AG (a)	102,706	1,312,390
Commonwealth Bank of Australia	156,429	10,197,500
Credit Agricole S.A.	99,430	1,477,188
Danske Bank A/S	68,120	2,006,982
DBS Group Holdings, Ltd.	167,100	2,563,974
DNB ASA	94,290	1,570,904
Erste Group Bank AG (a) (b)	27,062	768,008
Fifth Third Bancorp	46,935	977,187
Fukuoka Financial Group, Inc.	74,326	385,195
Gunma Bank, Ltd. (The)	36,171	266,969
Hachijuni Bank, Ltd. (The)	39,338	296,740
Hang Seng Bank, Ltd.	73,800	1,442,235
Hiroshima Bank, Ltd. (The)	47,340	282,794
Hokuhoku Financial Group, Inc.	117,000	276,031
HSBC Holdings plc	1,854,343	16,601,503
Huntington Bancshares, Inc.	45,955	519,751
ING Groep NV	372,262	6,172,769
Intesa Sanpaolo S.p.A.	1,223,096	4,429,224
Intesa Sanpaolo S.p.A. - Risparmio Shares	89,130	284,154
Iyo Bank, Ltd. (The)	23,000	282,368
Joyo Bank, Ltd. (The)	58,592	328,134
JPMorgan Chase & Co.	212,000	14,365,120
KBC Groep NV	24,185	1,614,586
KeyCorp	49,420	742,288
Lloyds Banking Group plc	5,509,049	7,395,298
M&T Bank Corp. (b)	7,495	936,350
Mitsubishi UFJ Financial Group, Inc.	1,230,280	8,803,788
Mizrahi Tefahot Bank, Ltd.	13,163	163,254
Mizuho Financial Group, Inc.	2,243,060	4,836,766
National Australia Bank, Ltd.	252,281	6,437,588
Natixis S.A.	89,693	644,863
Nordea Bank AB	293,062	3,649,104
Oversea-Chinese Banking Corp., Ltd.	288,200	2,176,013
People’s United Financial, Inc. (b)	17,395	281,973
PNC Financial Services Group, Inc. (The)	30,435	2,911,108

Banks—(Continued)
Raiffeisen Bank International AG (a) (b)	11,184	162,444
Regions Financial Corp.	77,615	804,091
Resona Holdings, Inc.	212,926	1,159,200
Royal Bank of Scotland Group plc (a)	245,750	1,357,866
Seven Bank, Ltd. (b)	57,455	265,482
Shinsei Bank, Ltd. (b)	172,300	346,668
Shizuoka Bank, Ltd. (The)	50,824	530,518
Skandinaviska Enskilda Banken AB - Class A	146,558	1,871,867
Societe Generale S.A.	69,920	3,262,097
Standard Chartered plc	238,572	3,816,385
Sumitomo Mitsui Financial Group, Inc.	122,850	5,458,770
Sumitomo Mitsui Trust Holdings, Inc.	320,090	1,464,563
SunTrust Banks, Inc.	29,900	1,286,298
Suruga Bank, Ltd.	17,000	364,501
Svenska Handelsbanken AB - A Shares	144,475	2,105,782
Swedbank AB - A Shares	87,375	2,035,106
U.S. Bancorp	101,535	4,406,619
UniCredit S.p.A.	461,618	3,097,002
Unione di Banche Italiane SCPA	87,002	697,079
United Overseas Bank, Ltd.	124,400	2,128,526
Wells Fargo & Co. (e)	267,710	15,056,010
Westpac Banking Corp.	301,042	7,464,237
Yamaguchi Financial Group, Inc.	19,000	236,560
Zions Bancorporation (b)	11,360	360,510

		236,287,575

Beverages—1.0%
Anheuser-Busch InBev NV	77,584	9,337,665
Asahi Group Holdings, Ltd.	37,363	1,187,525
Brown-Forman Corp. - Class B	8,927	894,307
Carlsberg A/S - Class B	10,357	940,063
Coca-Cola Amatil, Ltd.	55,254	387,984
Coca-Cola Co. (The) (e)	222,510	8,729,067
Coca-Cola Enterprises, Inc.	12,690	551,254
Coca-Cola HBC AG (a)	19,325	414,810
Constellation Brands, Inc. - Class A	9,475	1,099,290
Diageo plc	242,720	7,035,575
Dr Pepper Snapple Group, Inc.	10,940	797,526
Heineken Holding NV	9,760	687,072
Heineken NV	22,230	1,692,418
Kirin Holdings Co., Ltd. (b)	79,148	1,089,437
Molson Coors Brewing Co. - Class B	9,005	628,639
Monster Beverage Corp. (a)	8,080	1,082,882
PepsiCo, Inc.	84,925	7,926,899
Pernod-Ricard S.A. (b)	20,487	2,370,187
Remy Cointreau S.A.	2,384	171,574
SABMiller plc	93,536	4,849,233
Suntory Beverage & Food, Ltd.	13,397	538,626
Treasury Wine Estates, Ltd.	61,864	236,455

		52,648,488

Biotechnology—0.7%
Actelion, Ltd. (a)	9,911	1,453,384
Alexion Pharmaceuticals, Inc. (a)	11,200	2,024,624
Amgen, Inc.	42,883	6,583,398

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Biogen, Inc. (a)	13,330	$5,384,520
Celgene Corp. (a)	45,040	5,212,704
CSL, Ltd.	45,723	3,035,021
Gilead Sciences, Inc.	85,220	9,977,558
Grifols S.A. (b)	14,437	583,129
Regeneron Pharmaceuticals, Inc. (a) (b)	4,241	2,163,461
Vertex Pharmaceuticals, Inc. (a)	13,467	1,662,905

		38,080,704

Building Products—0.2%
Allegion plc	5,401	324,816
Asahi Glass Co., Ltd.	91,533	548,682
Assa Abloy AB - Class B	96,156	1,810,680
Cie de St-Gobain	46,081	2,073,788
Daikin Industries, Ltd.	22,691	1,631,691
Geberit AG	3,649	1,218,383
LIXIL Group Corp. (b)	25,629	508,304
Masco Corp.	20,075	535,400
TOTO, Ltd. (b)	27,000	486,212

		9,137,956

Capital Markets—1.0%
3i Group plc	93,823	760,717
Aberdeen Asset Management plc	89,934	570,315
Affiliated Managers Group, Inc. (a)	3,205	700,613
Ameriprise Financial, Inc.	10,615	1,326,132
Bank of New York Mellon Corp. (The)	63,785	2,677,056
BlackRock, Inc.	7,110	2,459,918
Charles Schwab Corp. (The)	64,645	2,110,659
Credit Suisse Group AG (a)	147,311	4,047,733
Daiwa Securities Group, Inc.	160,135	1,196,155
Deutsche Bank AG (b)	133,076	3,996,815
E*Trade Financial Corp. (a)	16,215	485,639
Franklin Resources, Inc.	22,141	1,085,573
Goldman Sachs Group, Inc. (The)	23,150	4,833,489
Hargreaves Lansdown plc	25,170	455,634
ICAP plc	53,238	442,551
Invesco, Ltd.	24,320	911,757
Investec plc	52,979	475,771
Julius Baer Group, Ltd. (a)	21,594	1,213,128
Legg Mason, Inc.	5,730	295,267
Macquarie Group, Ltd.	28,164	1,769,562
Mediobanca S.p.A.	54,165	530,367
Morgan Stanley	86,260	3,346,025
Nomura Holdings, Inc.	350,326	2,361,256
Northern Trust Corp.	12,490	954,985
Partners Group Holding AG	1,546	461,628
Platinum Asset Management, Ltd.	22,368	128,350
SBI Holdings, Inc. (b)	20,583	283,227
Schroders plc	12,004	598,576
State Street Corp.	23,890	1,839,530
T. Rowe Price Group, Inc. (b)	14,790	1,149,627
UBS Group AG	352,348	7,470,890

		50,938,945

Chemicals—1.4%
Air Liquide S.A.	33,285	4,205,544
Air Products & Chemicals, Inc.	10,845	1,483,921
Air Water, Inc.	15,767	287,763
Airgas, Inc.	3,760	397,733
Akzo Nobel NV	23,681	1,730,290
Arkema S.A.	6,333	456,314
Asahi Kasei Corp.	121,475	995,087
BASF SE	88,617	7,787,460
CF Industries Holdings, Inc.	14,300	919,204
Croda International plc	13,159	568,652
Daicel Corp.	27,442	352,221
Dow Chemical Co. (The)	63,240	3,235,991
E.I. du Pont de Nemours & Co.	51,555	3,296,942
Eastman Chemical Co.	8,380	685,652
Ecolab, Inc.	15,245	1,723,752
EMS-Chemie Holding AG	798	336,396
Evonik Industries AG	8,992	342,868
FMC Corp. (b)	7,440	390,972
Givaudan S.A. (a)	891	1,544,081
Hitachi Chemical Co., Ltd.	10,088	181,769
Incitec Pivot, Ltd.	161,668	477,185
International Flavors & Fragrances, Inc.	4,585	501,095
Israel Chemicals, Ltd.	49,068	342,818
Israel Corp., Ltd. (The)	298	105,093
Johnson Matthey plc	19,818	946,013
JSR Corp. (b)	18,320	323,218
K&S AG (b)	18,467	777,697
Kaneka Corp.	26,974	198,843
Kansai Paint Co., Ltd.	22,548	349,208
Koninklijke DSM NV	17,505	1,017,628
Kuraray Co., Ltd.	33,005	403,415
LANXESS AG	8,851	521,768
Linde AG	17,920	3,393,167
LyondellBasell Industries NV - Class A	23,971	2,481,478
Mitsubishi Chemical Holdings Corp.	130,632	819,276
Mitsubishi Gas Chemical Co., Inc.	37,159	207,986
Mitsui Chemicals, Inc. (b)	78,044	289,375
Monsanto Co.	29,580	3,152,932
Mosaic Co. (The)	17,880	837,678
Nippon Paint Holdings Co., Ltd. (b)	14,000	394,861
Nitto Denko Corp.	15,970	1,311,473
Novozymes A/S - B Shares	23,094	1,099,978
OCI NV (a) (b)	8,225	233,186
Orica, Ltd. (b)	36,064	591,091
PPG Industries, Inc.	15,690	1,799,957
Praxair, Inc.	16,525	1,975,564
Sherwin-Williams Co. (The)	4,760	1,309,095
Shin-Etsu Chemical Co., Ltd.	39,689	2,461,767
Sigma-Aldrich Corp.	6,685	931,555
Sika AG	209	736,555
Solvay S.A.	5,722	786,501
Sumitomo Chemical Co., Ltd.	143,637	862,789
Symrise AG	11,910	738,946
Syngenta AG	8,968	3,674,898
Taiyo Nippon Sanso Corp.	14,268	172,541
Teijin, Ltd.	89,665	347,714
Toray Industries, Inc. (b)	141,548	1,195,118

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Umicore S.A.	9,185	$435,300
Yara International ASA	17,325	903,887

		70,031,261

Commercial Services & Supplies—0.2%
ADT Corp. (The) (b)	9,722	326,368
Aggreko plc	24,639	556,642
Babcock International Group plc	24,179	409,926
Brambles, Ltd.	151,119	1,229,135
Cintas Corp.	5,430	459,324
Dai Nippon Printing Co., Ltd.	53,963	557,073
Edenred	19,941	492,662
G4S plc	149,701	631,313
ISS A/S	14,331	472,099
Park24 Co., Ltd. (b)	9,080	155,445
Pitney Bowes, Inc. (b)	11,410	237,442
Republic Services, Inc.	14,185	555,626
Secom Co., Ltd.	20,329	1,318,686
Securitas AB - B Shares	30,220	399,253
Societe BIC S.A.	2,800	446,929
Stericycle, Inc. (a)	4,815	644,777
Toppan Printing Co., Ltd.	49,929	417,410
Tyco International plc	24,925	959,114
Waste Management, Inc.	24,435	1,132,562

		11,401,786

Communications Equipment—0.4%
Alcatel-Lucent (a) (b)	271,512	991,092
Cisco Systems, Inc. (e)	287,400	7,892,004
F5 Networks, Inc. (a)	4,185	503,665
Harris Corp.	5,890	453,000
Juniper Networks, Inc.	22,620	587,441
Motorola Solutions, Inc.	12,400	711,016
Nokia Oyj	354,876	2,404,456
QUALCOMM, Inc.	94,505	5,918,848
Telefonaktiebolaget LM Ericsson - B Shares	293,624	3,039,458

		22,500,980

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	18,216	587,750
Boskalis Westminster NV	8,381	411,429
Bouygues S.A. (b)	19,456	725,767
Chiyoda Corp. (b)	15,000	132,771
CIMIC Group, Ltd.	9,707	161,906
Ferrovial S.A.	43,040	935,710
Fluor Corp.	8,895	471,524
Jacobs Engineering Group, Inc. (a) (b)	7,450	302,619
JGC Corp.	20,182	380,896
Kajima Corp.	81,151	380,994
Obayashi Corp.	62,450	455,315
Quanta Services, Inc. (a)	12,185	351,172
Shimizu Corp.	56,178	472,916
Skanska AB - B Shares	36,683	743,421
Taisei Corp.	98,221	563,748
Vinci S.A.	45,588	2,633,712

		9,711,650

Construction Materials—0.2%
Boral, Ltd.	75,520	339,097
CRH plc (Dublin Exchange)	67,737	1,910,267
CRH plc (London Exchange)	10,900	305,551
Fletcher Building, Ltd.	65,581	361,571
HeidelbergCement AG	13,600	1,078,264
Holcim, Ltd. (a)	22,091	1,633,102
Imerys S.A.	3,316	253,701
James Hardie Industries plc	43,384	579,062
Lafarge S.A.	17,930	1,186,152
Martin Marietta Materials, Inc. (b)	3,512	496,983
Taiheiyo Cement Corp.	113,000	330,354
Vulcan Materials Co.	7,350	616,886

		9,090,990

Consumer Finance—0.2%
Acom Co., Ltd. (a) (b)	38,500	147,396
AEON Financial Service Co., Ltd. (b)	10,105	280,452
American Express Co.	50,780	3,946,622
Capital One Financial Corp.	31,665	2,785,570
Credit Saison Co., Ltd. (b)	14,315	307,895
Discover Financial Services	25,985	1,497,256
Navient Corp.	23,635	430,393

		9,395,584

Containers & Packaging—0.1%
Amcor, Ltd.	116,424	1,230,151
Avery Dennison Corp.	5,200	316,888
Ball Corp.	7,770	545,065
MeadWestvaco Corp.	19,225	907,228
Owens-Illinois, Inc. (a)	9,270	212,654
Rexam plc	68,012	590,235
Sealed Air Corp.	11,895	611,165
Toyo Seikan Group Holdings, Ltd.	15,796	252,956

		4,666,342

Distributors—0.0%
Genuine Parts Co.	8,615	771,301
Jardine Cycle & Carriage, Ltd. (b)	10,200	250,333

		1,021,634

Diversified Consumer Services—0.0%
Benesse Holdings, Inc. (b)	6,454	161,480
H&R Block, Inc.	15,455	458,241

		619,721

Diversified Financial Services—0.7%
ASX, Ltd.	18,765	575,696
Berkshire Hathaway, Inc. - Class B (a) (e)	102,820	13,994,830
CME Group, Inc.	17,785	1,655,072
Deutsche Boerse AG	18,622	1,541,355
Eurazeo S.A.	3,905	258,237
Exor S.p.A.	9,555	455,735
First Pacific Co., Ltd.	224,500	188,879
Groupe Bruxelles Lambert S.A.	7,805	628,115
Hong Kong Exchanges and Clearing, Ltd.	107,100	3,774,447

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Industrivarden AB - C Shares	15,965	$300,522
Intercontinental Exchange, Inc.	6,436	1,439,154
Investment AB Kinnevik - B Shares	22,807	720,366
Investor AB - B Shares	43,946	1,635,270
Japan Exchange Group, Inc. (b)	26,488	859,162
Leucadia National Corp.	17,775	431,577
London Stock Exchange Group plc	30,128	1,123,931
McGraw Hill Financial, Inc.	15,315	1,538,392
Mitsubishi UFJ Lease & Finance Co., Ltd.	47,530	259,909
Moody’s Corp.	10,525	1,136,279
NASDAQ OMX Group, Inc. (The)	6,570	320,682
ORIX Corp.	127,710	1,906,712
Pargesa Holding S.A.	3,017	202,561
Singapore Exchange, Ltd.	76,600	443,736
Wendel S.A.	2,767	339,053

		35,729,672

Diversified Telecommunication Services—1.2%
AT&T, Inc. (e)	292,251	10,380,755
Bezeq The Israeli Telecommunication Corp., Ltd.	185,314	315,606
BT Group plc	807,483	5,718,703
CenturyLink, Inc.	32,050	941,629
Deutsche Telekom AG	306,322	5,273,429
Elisa Oyj	13,822	437,703
Frontier Communications Corp.	56,465	279,502
HKT Trust & HKT, Ltd.	254,200	298,296
Iliad S.A.	2,544	562,786
Inmarsat plc	43,255	621,464
Koninklijke KPN NV	309,003	1,185,923
Level 3 Communications, Inc. (a)	15,714	827,656
Nippon Telegraph & Telephone Corp.	72,428	2,621,299
Orange S.A.	178,900	2,768,107
PCCW, Ltd.	394,700	234,623
Proximus	14,687	517,981
Singapore Telecommunications, Ltd.	761,400	2,399,908
Singapore Telecommunications, Ltd.	7,000	21,764
Spark New Zealand, Ltd.	177,023	335,056
Swisscom AG	2,499	1,399,660
TDC A/S	78,343	573,843
Telecom Italia S.p.A. (a)	974,783	1,236,501
Telecom Italia S.p.A. - Risparmio Shares (b)	581,415	591,936
Telefonica Deutschland Holding AG	57,071	329,571
Telefonica S.A.	429,776	6,124,960
Telenor ASA	72,432	1,588,637
TeliaSonera AB	250,666	1,474,649
Telstra Corp., Ltd.	412,846	1,945,427
TPG Telecom, Ltd.	26,556	183,396
Verizon Communications, Inc. (e)	233,620	10,889,028

		62,079,798

Electric Utilities—0.7%
American Electric Power Co., Inc.	27,550	1,459,324
AusNet Services	167,248	179,840
Cheung Kong Infrastructure Holdings, Ltd.	60,400	468,341
Chubu Electric Power Co., Inc.	62,137	925,821
Chugoku Electric Power Co., Inc. (The) (b)	28,634	417,253

Electric Utilities—(Continued)
CLP Holdings, Ltd.	182,482	1,553,541
Contact Energy, Ltd.	34,436	116,927
Duke Energy Corp.	39,815	2,811,735
Edison International	18,345	1,019,615
EDP - Energias de Portugal S.A.	223,434	847,818
Electricite de France S.A.	23,384	521,210
Endesa S.A. (b)	30,538	585,372
Enel S.p.A.	680,444	3,076,403
Entergy Corp.	10,125	713,813
Eversource Energy	17,765	806,709
Exelon Corp. (b)	48,424	1,521,482
FirstEnergy Corp.	23,625	768,994
Fortum Oyj	42,856	762,532
Hokuriku Electric Power Co. (b)	16,211	241,271
Iberdrola S.A.	523,920	3,539,022
Kansai Electric Power Co., Inc. (The) (a)	67,933	750,889
Kyushu Electric Power Co., Inc. (a) (b)	41,097	475,869
Mighty River Power, Ltd.	67,154	126,920
NextEra Energy, Inc.	24,645	2,415,949
Pepco Holdings, Inc.	14,060	378,776
Pinnacle West Capital Corp.	6,150	349,874
Power Assets Holdings, Ltd.	133,400	1,213,520
PPL Corp.	37,415	1,102,620
Red Electrica Corp. S.A. (b)	10,441	838,639
Shikoku Electric Power Co., Inc. (b)	17,252	257,908
Southern Co. (The) (b)	50,395	2,111,551
SSE plc	95,293	2,303,335
Terna Rete Elettrica Nazionale S.p.A.	145,446	642,152
Tohoku Electric Power Co., Inc.	43,638	590,212
Tokyo Electric Power Co., Inc. (a)	139,485	759,616
Xcel Energy, Inc.	28,410	914,234

		37,569,087

Electrical Equipment—0.4%
ABB, Ltd. (a)	212,166	4,445,780
Alstom S.A. (a)	20,930	593,469
AMETEK, Inc.	13,867	759,634
Eaton Corp. plc	26,838	1,811,297
Emerson Electric Co.	39,295	2,178,122
Fuji Electric Co., Ltd.	53,942	231,811
Legrand S.A.	25,571	1,434,550
Mabuchi Motor Co., Ltd.	4,800	303,298
Mitsubishi Electric Corp.	186,739	2,407,246
Nidec Corp. (b)	21,000	1,575,137
OSRAM Licht AG	8,625	412,866
Prysmian S.p.A.	18,819	406,174
Rockwell Automation, Inc.	7,745	965,337
Schneider Electric SE	53,577	3,695,243
Vestas Wind Systems A/S	21,643	1,083,356

		22,303,320

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	17,670	1,024,330
Citizen Holdings Co., Ltd. (b)	25,400	177,113
Corning, Inc.	72,740	1,435,160
FLIR Systems, Inc.	7,905	243,632

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Hamamatsu Photonics KK	13,800	$405,786
Hexagon AB - B Shares	24,727	895,227
Hirose Electric Co., Ltd.	2,900	414,957
Hitachi High-Technologies Corp.	6,711	189,854
Hitachi, Ltd.	466,158	3,070,477
Ibiden Co., Ltd.	11,667	197,887
Japan Display, Inc. (a) (b)	34,489	129,526
Keyence Corp.	4,488	2,419,769
Kyocera Corp.	31,000	1,610,820
Murata Manufacturing Co., Ltd.	19,646	3,425,332
Nippon Electric Glass Co., Ltd. (b)	37,602	190,165
Omron Corp.	18,866	819,409
Shimadzu Corp.	24,283	329,322
TDK Corp.	11,925	917,866
TE Connectivity, Ltd.	23,000	1,478,900
Yaskawa Electric Corp. (b)	22,000	281,080
Yokogawa Electric Corp. (b)	22,043	283,224

		19,939,836

Energy Equipment & Services—0.3%
Amec Foster Wheeler plc	37,515	481,492
Baker Hughes, Inc.	24,525	1,513,193
Cameron International Corp. (a)	11,400	597,018
Diamond Offshore Drilling, Inc. (b)	3,715	95,884
Ensco plc - Class A (b)	13,170	293,296
FMC Technologies, Inc. (a)	13,230	548,913
Halliburton Co.	47,950	2,065,206
Helmerich & Payne, Inc. (b)	6,105	429,914
National Oilwell Varco, Inc. (b)	24,205	1,168,617
Noble Corp. plc (b)	14,265	219,538
Petrofac, Ltd. (b)	25,003	363,894
Saipem S.p.A. (a) (b)	25,369	268,218
Schlumberger, Ltd. (e)	73,090	6,299,627
Seadrill, Ltd. (b)	35,657	370,771
Subsea 7 S.A. (a) (b)	25,638	250,709
Technip S.A.	9,925	614,753
Tenaris S.A. (b)	45,600	615,537
Transocean, Ltd. (b)	19,180	309,182
Transocean, Ltd. (Swiss-Traded Shares) (b)	35,006	567,962
WorleyParsons, Ltd.	19,861	158,334

		17,232,058

Food & Staples Retailing—0.9%
Aeon Co., Ltd. (b)	63,029	894,070
Carrefour S.A.	53,180	1,701,272
Casino Guichard Perrachon S.A.	5,490	415,581
Colruyt S.A.	6,854	306,667
Costco Wholesale Corp.	24,695	3,335,307
CVS Health Corp.	65,315	6,850,237
Delhaize Group S.A.	9,962	821,830
Distribuidora Internacional de Alimentacion S.A.	59,120	452,591
FamilyMart Co., Ltd. (b)	5,714	262,477
ICA Gruppen AB (b)	7,568	268,342
J Sainsbury plc (b)	129,307	538,852
Jeronimo Martins SGPS S.A. (b)	24,196	310,764
Koninklijke Ahold NV	86,291	1,622,684

Food & Staples Retailing—(Continued)
Kroger Co. (The)	27,480	1,992,575
Lawson, Inc. (b)	6,376	436,152
Metro AG	15,643	493,132
Seven & I Holdings Co., Ltd.	72,731	3,123,214
Sysco Corp.	33,045	1,192,924
Tesco plc	783,726	2,615,709
Wal-Mart Stores, Inc. (e)	88,974	6,310,926
Walgreens Boots Alliance, Inc.	49,595	4,187,802
Wesfarmers, Ltd.	108,423	3,250,093
Whole Foods Market, Inc.	20,300	800,632
WM Morrison Supermarkets plc (b)	214,029	607,574
Woolworths, Ltd. (b)	121,872	2,521,988

		45,313,395

Food Products—1.1%
Ajinomoto Co., Inc.	54,281	1,174,917
Archer-Daniels-Midland Co.	36,355	1,753,038
Aryzta AG (a)	8,440	416,364
Associated British Foods plc	34,372	1,552,799
Barry Callebaut AG (a) (b)	215	244,507
Calbee, Inc.	7,080	297,630
Campbell Soup Co. (b)	9,990	476,024
Chocoladefabriken Lindt & Spruengli AG	10	624,673
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	93	491,406
ConAgra Foods, Inc.	23,740	1,037,913
Danone S.A.	55,904	3,611,635
General Mills, Inc.	34,460	1,920,111
Golden Agri-Resources, Ltd. (b)	680,600	207,079
Hershey Co. (The)	8,365	743,063
Hormel Foods Corp.	7,505	423,057
J.M. Smucker Co. (The) (b)	5,785	627,152
Kellogg Co.	14,355	900,058
Kerry Group plc - Class A (Dublin Exchange)	9,160	678,525
Kerry Group plc - Class A (London Exchange) (b)	6,107	449,737
Keurig Green Mountain, Inc. (b)	6,883	527,444
Kikkoman Corp.	14,100	440,178
Kraft Foods Group, Inc.	33,423	2,845,634
McCormick & Co., Inc. (b)	7,270	588,506
Mead Johnson Nutrition Co.	11,430	1,031,215
MEIJI Holdings Co., Ltd.	5,918	763,356
Mondelez International, Inc. - Class A	94,960	3,906,654
Nestle S.A.	311,137	22,490,705
NH Foods, Ltd.	16,715	380,490
Nisshin Seifun Group, Inc.	20,400	271,146
Nissin Foods Holdings Co., Ltd. (b)	6,234	273,373
Orkla ASA	78,647	617,687
Tate & Lyle plc	44,620	364,048
Toyo Suisan Kaisha, Ltd.	8,477	308,402
Tyson Foods, Inc. - Class A	16,450	701,263
WH Group, Ltd. (144A) (a)	565,300	383,998
Wilmar International, Ltd.	185,339	450,862
Yakult Honsha Co., Ltd. (b)	8,492	502,099
Yamazaki Baking Co., Ltd.	10,748	178,835

		54,655,583

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—0.1%
AGL Resources, Inc.	6,730	$313,349
APA Group	107,511	678,174
Enagas S.A. (b)	20,730	565,040
Gas Natural SDG S.A. (b)	33,792	768,053
Hong Kong & China Gas Co., Ltd.	668,842	1,404,162
Osaka Gas Co., Ltd.	180,489	712,254
Snam S.p.A.	202,650	962,988
Toho Gas Co., Ltd. (b)	39,048	231,161
Tokyo Gas Co., Ltd.	223,460	1,185,624

		6,820,805

Health Care Equipment & Supplies—0.6%
Abbott Laboratories	84,700	4,157,076
Baxter International, Inc.	30,500	2,132,865
Becton Dickinson & Co.	11,677	1,654,047
Boston Scientific Corp. (a)	74,680	1,321,836
C.R. Bard, Inc.	4,185	714,380
Cochlear, Ltd. (b)	5,519	339,665
Coloplast A/S - Class B	10,777	708,622
DENTSPLY International, Inc.	7,945	409,565
Edwards Lifesciences Corp. (a)	6,030	858,853
Elekta AB - B Shares (b)	35,180	220,613
Essilor International S.A.	19,789	2,358,188
Getinge AB - B Shares	19,294	464,123
Hoya Corp.	41,150	1,647,823
Intuitive Surgical, Inc. (a)	2,020	978,690
Medtronic plc	79,579	5,896,804
Olympus Corp.	24,806	855,240
Smith & Nephew plc	86,412	1,460,134
Sonova Holding AG	5,204	704,437
St. Jude Medical, Inc.	15,985	1,168,024
Stryker Corp.	16,870	1,612,266
Sysmex Corp.	14,100	839,311
Terumo Corp.	29,300	704,381
Varian Medical Systems, Inc. (a) (b)	5,825	491,222
William Demant Holding A/S (a)	2,460	187,438
Zimmer Biomet Holdings, Inc.	9,535	1,041,508

		32,927,111

Health Care Providers & Services—0.7%
Aetna, Inc.	19,944	2,542,062
Alfresa Holdings Corp.	17,000	264,226
AmerisourceBergen Corp.	11,985	1,274,485
Anthem, Inc.	15,480	2,540,887
Cardinal Health, Inc.	18,930	1,583,495
Chartwell Retirement Residences	18,750	172,338
Cigna Corp.	14,825	2,401,650
DaVita HealthCare Partners, Inc. (a)	9,630	765,296
Express Scripts Holding Co. (a) (b)	42,014	3,736,725
Extendicare, Inc. (b)	9,500	57,578
Fresenius Medical Care AG & Co. KGaA	21,016	1,734,121
Fresenius SE & Co. KGaA	36,600	2,356,220
HCA Holdings, Inc. (a)	17,269	1,566,644
Healthscope, Ltd.	108,007	225,281
Henry Schein, Inc. (a)	4,803	682,602
Humana, Inc.	8,700	1,664,136

Health Care Providers & Services—(Continued)
Laboratory Corp. of America Holdings (a)	4,825	584,887
McKesson Corp.	13,055	2,934,895
Medipal Holdings Corp.	12,987	211,349
Miraca Holdings, Inc. (b)	5,443	271,207
Patterson Cos., Inc.	4,780	232,547
Quest Diagnostics, Inc.	8,105	587,775
Ramsay Health Care, Ltd.	13,648	646,345
Ryman Healthcare, Ltd.	36,180	194,609
Sonic Healthcare, Ltd.	36,792	606,292
Suzuken Co., Ltd.	7,500	239,659
Tenet Healthcare Corp. (a) (b)	5,457	315,851
UnitedHealth Group, Inc.	54,800	6,685,600
Universal Health Services, Inc. - Class B	5,200	738,920

		37,817,682

Health Care Technology—0.0%
Cerner Corp. (a)	17,060	1,178,163
M3, Inc. (b)	18,723	376,041

		1,554,204

Hotels, Restaurants & Leisure—0.7%
Accor S.A.	20,240	1,023,721
Aristocrat Leisure, Ltd.	51,979	304,337
Carnival Corp.	25,320	1,250,555
Carnival plc	17,767	908,747
Chipotle Mexican Grill, Inc. (a)	1,815	1,098,057
Compass Group plc	160,650	2,661,133
Crown Resorts, Ltd.	34,811	325,539
Darden Restaurants, Inc.	7,375	524,215
Flight Centre Travel Group, Ltd. (b)	5,369	141,068
Galaxy Entertainment Group, Ltd.	225,571	895,557
Genting Singapore plc (b)	583,000	387,094
InterContinental Hotels Group plc	22,781	919,066
Marriott International, Inc. - Class A	12,275	913,137
McDonald’s Corp.	55,340	5,261,174
McDonald’s Holdings Co. Japan, Ltd. (b)	6,377	134,670
Merlin Entertainments plc (144A)	68,466	459,091
MGM China Holdings, Ltd.	90,500	147,723
Oriental Land Co., Ltd. (b)	19,300	1,231,510
Royal Caribbean Cruises, Ltd. (b)	9,414	740,788
Sands China, Ltd.	233,435	782,362
Shangri-La Asia, Ltd.	119,200	165,501
SJM Holdings, Ltd.	189,856	205,031
Sodexo S.A.	9,088	862,375
Starbucks Corp.	84,660	4,539,046
Starwood Hotels & Resorts Worldwide, Inc.	10,765	872,934
Tabcorp Holdings, Ltd.	80,028	279,051
Tatts Group, Ltd.	139,490	398,128
TUI AG	43,845	710,650
Whitbread plc	17,531	1,363,964
William Hill plc	83,947	532,396
Wyndham Worldwide Corp.	7,065	578,694
Wynn Macau, Ltd.	148,278	245,493
Wynn Resorts, Ltd. (b)	4,550	448,949
Yum! Brands, Inc.	24,740	2,228,579

		33,540,335

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—0.4%
Barratt Developments plc	95,709	$923,669
Casio Computer Co., Ltd. (b)	19,500	384,392
D.R. Horton, Inc.	18,650	510,264
Electrolux AB - Series B	23,276	728,292
Garmin, Ltd. (b)	6,770	297,406
Harman International Industries, Inc.	3,830	455,540
Husqvarna AB - B Shares	39,758	299,392
Iida Group Holdings Co., Ltd.	14,204	226,100
Leggett & Platt, Inc. (b)	7,680	373,862
Lennar Corp. - Class A (b)	9,995	510,145
Mohawk Industries, Inc. (a)	3,460	660,514
Newell Rubbermaid, Inc.	15,425	634,122
Nikon Corp. (b)	32,855	379,765
Panasonic Corp.	213,028	2,918,922
Persimmon plc (a)	29,573	919,061
PulteGroup, Inc.	18,980	382,447
Rinnai Corp. (b)	3,575	282,909
Sekisui Chemical Co., Ltd.	39,915	488,723
Sekisui House, Ltd.	57,549	911,645
Sharp Corp. (a) (b)	139,178	169,862
Sony Corp. (a)	112,875	3,203,086
Taylor Wimpey plc	313,901	915,516
Techtronic Industries Co., Ltd.	131,100	433,377
Whirlpool Corp.	4,430	766,612

		17,775,623

Household Products—0.5%
Clorox Co. (The)	7,215	750,504
Colgate-Palmolive Co.	48,350	3,162,573
Henkel AG & Co. KGaA	10,027	958,274
Kimberly-Clark Corp.	21,135	2,239,676
Procter & Gamble Co. (The) (e)	152,625	11,941,380
Reckitt Benckiser Group plc	62,345	5,383,344
Svenska Cellulosa AB SCA - B Shares	56,772	1,443,242
Unicharm Corp.	35,900	852,992

		26,731,985

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	37,485	497,051
Electric Power Development Co., Ltd.	13,870	489,563
Enel Green Power S.p.A.	166,848	325,853
Meridian Energy, Ltd.	120,436	176,161
NRG Energy, Inc.	19,005	434,834

		1,923,462

Industrial Conglomerates—0.8%
3M Co.	36,545	5,638,894
CK Hutchison Holdings, Ltd.	273,446	4,027,348
Danaher Corp.	34,360	2,940,872
General Electric Co. (e)	565,545	15,026,531
Keihan Electric Railway Co., Ltd. (b)	49,000	287,480
Keppel Corp., Ltd. (b)	140,000	853,235
Koninklijke Philips NV	90,194	2,302,021
NWS Holdings, Ltd.	144,500	209,049
Roper Technologies, Inc.	5,690	981,297

Industrial Conglomerates—(Continued)
Seibu Holdings, Inc. (b)	11,513	267,418
Sembcorp Industries, Ltd.	94,600	273,111
Siemens AG	76,501	7,704,064
Smiths Group plc	38,087	674,990
Toshiba Corp. (b)	387,779	1,328,782

		42,515,092

Insurance—1.9%
ACE, Ltd.	18,940	1,925,819
Admiral Group plc	20,167	439,062
Aegon NV	174,349	1,280,130
Aflac, Inc.	25,485	1,585,167
Ageas	20,059	772,498
AIA Group, Ltd.	1,162,073	7,565,339
Allianz SE	44,093	6,864,914
Allstate Corp. (The)	24,365	1,580,557
American International Group, Inc.	80,435	4,972,492
AMP, Ltd.	285,369	1,312,772
Aon plc	16,380	1,632,758
Assicurazioni Generali S.p.A.	112,658	2,027,607
Assurant, Inc.	4,005	268,335
Aviva plc	386,098	2,992,614
AXA S.A.	188,510	4,750,539
Baloise Holding AG	4,825	587,954
Chubb Corp. (The)	13,570	1,291,050
Cincinnati Financial Corp.	8,310	416,996
CNP Assurances	16,499	275,424
Dai-ichi Life Insurance Co., Ltd. (The)	104,022	2,042,898
Delta Lloyd NV	21,155	348,005
Direct Line Insurance Group plc	132,663	700,596
Genworth Financial, Inc. - Class A (a)	27,915	211,317
Gjensidige Forsikring ASA	19,318	311,111
Hannover Rueck SE	5,828	565,148
Hartford Financial Services Group, Inc. (The)	25,240	1,049,227
Insurance Australia Group, Ltd.	225,925	971,171
Legal & General Group plc	573,327	2,240,251
Lincoln National Corp.	14,640	866,981
Loews Corp.	17,140	660,061
Mapfre S.A.	103,993	358,997
Marsh & McLennan Cos., Inc.	30,650	1,737,855
Medibank Private, Ltd. (a)	265,179	410,848
MetLife, Inc. (f)	63,375	3,548,366
MS&AD Insurance Group Holdings	48,939	1,523,443
Muenchener Rueckversicherungs-Gesellschaft AG	16,686	2,957,500
NN Group NV	18,605	522,553
Old Mutual plc	475,271	1,503,269
Principal Financial Group, Inc.	15,375	788,584
Progressive Corp. (The)	30,305	843,388
Prudential Financial, Inc.	25,930	2,269,394
Prudential plc	247,760	5,978,596
QBE Insurance Group, Ltd.	131,693	1,381,537
RSA Insurance Group plc	97,996	611,063
Sampo Oyj - A Shares	43,132	2,035,678
SCOR SE	14,874	524,315
Sompo Japan Nipponkoa Holdings, Inc.	32,766	1,201,459

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Sony Financial Holdings, Inc.	16,788	$294,060
Standard Life plc	189,073	1,317,731
Suncorp Group, Ltd.	124,134	1,284,547
Swiss Life Holding AG (a)	3,104	711,772
Swiss Re AG	33,979	3,005,535
T&D Holdings, Inc.	55,902	832,730
Tokio Marine Holdings, Inc.	66,879	2,773,182
Torchmark Corp. (b)	7,355	428,208
Travelers Cos., Inc. (The)	19,080	1,844,273
Tryg A/S	11,519	239,801
UnipolSai S.p.A.	76,845	190,226
Unum Group	14,295	511,046
XL Group plc	14,965	556,698
Zurich Insurance Group AG (a)	14,440	4,401,524

		99,096,971

Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a)	21,390	9,285,185
Expedia, Inc.	5,585	610,720
Netflix, Inc. (a)	3,383	2,222,428
Priceline Group, Inc. (The) (a)	2,995	3,448,353
Rakuten, Inc.	76,919	1,238,894
TripAdvisor, Inc. (a)	6,305	549,418

		17,354,998

Internet Software & Services—0.7%
Akamai Technologies, Inc. (a)	10,010	698,898
eBay, Inc. (a)	63,675	3,835,782
Facebook, Inc. - Class A (a)	117,682	10,092,997
Google, Inc. - Class A (a) (e)	16,040	8,662,242
Google, Inc. - Class C (a) (e)	16,084	8,371,883
Kakaku.com, Inc. (b)	13,908	201,875
Mixi, Inc. (b)	4,014	199,236
United Internet AG	11,907	529,251
VeriSign, Inc. (a) (b)	6,335	390,996
Yahoo Japan Corp. (b)	137,365	553,809
Yahoo!, Inc. (a)	52,095	2,046,813

		35,583,782

IT Services—0.8%
Accenture plc - Class A	35,595	3,444,884
Alliance Data Systems Corp. (a)	3,150	919,611
Amadeus IT Holding S.A. - A Shares	43,184	1,719,380
Atos SE	8,311	621,796
Automatic Data Processing, Inc.	27,095	2,173,832
Cap Gemini S.A.	14,995	1,330,248
Cognizant Technology Solutions Corp. - Class A (a)	34,250	2,092,333
Computer Sciences Corp.	8,155	535,294
Computershare, Ltd.	45,614	410,508
Fidelity National Information Services, Inc.	16,085	994,053
Fiserv, Inc. (a)	14,060	1,164,590
Fujitsu, Ltd.	179,016	998,148
International Business Machines Corp. (e)	52,296	8,506,467
Itochu Techno-Solutions Corp.	4,600	114,447

IT Services—(Continued)
MasterCard, Inc. - Class A	55,500	5,188,140
Nomura Research Institute, Ltd.	10,847	423,927
NTT Data Corp.	12,179	531,979
Otsuka Corp.	5,100	238,158
Paychex, Inc. (b)	18,415	863,295
Teradata Corp. (a) (b)	8,700	321,900
Total System Services, Inc.	9,295	388,252
Visa, Inc. - Class A (b)	110,960	7,450,964
Western Union Co. (The) (b)	29,820	606,241
Xerox Corp.	61,060	649,678

		41,688,125

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	17,110	330,407
Hasbro, Inc.	6,445	482,022
Mattel, Inc. (b)	18,945	486,697
Sankyo Co., Ltd.	4,704	166,343
Sega Sammy Holdings, Inc. (b)	17,948	234,533
Shimano, Inc.	7,641	1,041,931
Yamaha Corp.	16,200	326,605

		3,068,538

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	18,735	722,796
Lonza Group AG (a)	5,106	683,603
PerkinElmer, Inc.	6,290	331,106
QIAGEN NV (a)	21,267	524,134
Thermo Fisher Scientific, Inc.	22,530	2,923,493
Waters Corp. (a)	4,690	602,102

		5,787,234

Machinery—0.9%
Alfa Laval AB (b)	28,329	498,003
Amada Co., Ltd.	32,986	348,281
Andritz AG	7,526	416,274
Atlas Copco AB - A Shares	64,790	1,810,573
Atlas Copco AB - B Shares	37,649	936,490
Caterpillar, Inc. (b)	35,385	3,001,356
CNH Industrial NV (b)	91,459	833,484
Cummins, Inc.	9,695	1,271,887
Deere & Co. (b)	20,215	1,961,866
Dover Corp. (b)	9,400	659,692
FANUC Corp.	19,710	4,023,716
Flowserve Corp.	7,680	404,429
GEA Group AG	17,657	787,382
Hino Motors, Ltd.	25,133	310,588
Hitachi Construction Machinery Co., Ltd. (b)	10,358	181,349
IHI Corp. (b)	133,748	623,421
Illinois Tool Works, Inc.	20,600	1,890,874
IMI plc	26,134	461,649
Ingersoll-Rand plc	15,065	1,015,682
Joy Global, Inc. (b)	5,535	200,367
JTEKT Corp.	19,917	376,726
Kawasaki Heavy Industries, Ltd.	136,697	637,219
Komatsu, Ltd.	90,087	1,805,321

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Kone Oyj - Class B (b)	30,271	$1,230,726
Kubota Corp.	108,359	1,717,441
Kurita Water Industries, Ltd.	10,324	240,140
Makita Corp.	11,490	622,562
MAN SE	3,444	354,758
Melrose Industries plc	94,885	368,758
Metso Oyj (b)	10,930	300,049
Minebea Co., Ltd.	31,000	511,152
Mitsubishi Heavy Industries, Ltd.	292,000	1,775,114
Nabtesco Corp.	11,740	293,024
NGK Insulators, Ltd.	24,922	641,946
NSK, Ltd.	45,169	697,172
PACCAR, Inc.	19,995	1,275,881
Pall Corp.	6,020	749,189
Parker-Hannifin Corp.	8,435	981,244
Pentair plc	10,873	747,519
Sandvik AB	102,872	1,135,757
Schindler Holding AG	1,992	325,072
Schindler Holding AG (Participation Certificate)	4,310	705,771
Sembcorp Marine, Ltd. (b)	79,700	167,960
SKF AB - B Shares	38,286	872,672
SMC Corp.	5,213	1,568,282
Snap-on, Inc.	3,310	527,117
Stanley Black & Decker, Inc.	8,840	930,322
Sulzer AG	2,324	238,563
Sumitomo Heavy Industries, Ltd.	52,676	306,235
THK Co., Ltd.	11,652	251,601
Vallourec S.A. (b)	10,747	219,248
Volvo AB - B Shares	148,056	1,835,444
Wartsila Oyj Abp	14,357	672,356
Weir Group plc (The)	20,606	548,903
Xylem, Inc.	10,240	379,597
Yangzijiang Shipbuilding Holdings, Ltd.	185,090	194,467
Zardoya Otis S.A. (b)	16,691	181,643

		48,024,314

Marine—0.1%
AP Moeller - Maersk A/S - Class A	372	652,208
AP Moeller - Maersk A/S - Class B	690	1,251,677
Kuehne & Nagel International AG	5,228	694,452
Mitsui OSK Lines, Ltd. (b)	109,913	351,201
Nippon Yusen KK (b)	154,984	431,337

		3,380,875

Media—1.2%
Altice S.A. (a)	8,373	1,160,140
Axel Springer SE	4,296	225,487
Cablevision Systems Corp. - Class A	12,185	291,709
CBS Corp. - Class B	27,250	1,512,375
Comcast Corp. - Class A	145,830	8,770,216
Dentsu, Inc.	20,887	1,089,079
DIRECTV (a)	28,345	2,630,133
Discovery Communications, Inc. - Class A (a) (b)	8,250	274,395
Discovery Communications, Inc. - Class C (a)	15,350	477,078
Eutelsat Communications S.A.	16,424	529,831
Gannett Co., Inc. (a)	6,320	88,417

Media—(Continued)
Hakuhodo DY Holdings, Inc.	22,490	240,129
Interpublic Group of Cos., Inc. (The)	23,725	457,181
ITV plc	369,558	1,526,989
JCDecaux S.A.	7,562	315,136
Kabel Deutschland Holding AG (a)	2,134	285,442
Lagardere SCA	11,447	333,553
News Corp. - Class A (a)	28,021	408,826
Numericable-SFR SAS (a)	9,429	500,748
Omnicom Group, Inc. (b)	14,185	985,716
Pearson plc	79,142	1,499,791
ProSiebenSat.1 Media AG	21,110	1,042,225
Publicis Groupe S.A.	18,137	1,339,496
REA Group, Ltd. (b)	5,089	152,830
Reed Elsevier NV	63,900	1,520,237
Reed Elsevier plc	109,040	1,775,398
RTL Group S.A. (Brussels Exchange)	3,657	331,822
RTL Group S.A. (Frankfurt Exchange) (a)	93	8,421
Scripps Networks Interactive, Inc. - Class A (b)	5,850	382,414
SES S.A.	30,944	1,038,301
Singapore Press Holdings, Ltd. (b)	154,000	466,164
Sky plc	99,618	1,624,921
TEGNA, Inc.	12,640	405,365
Telenet Group Holding NV (a)	5,090	277,261
Time Warner Cable, Inc.	15,735	2,803,505
Time Warner, Inc.	48,155	4,209,229
Toho Co., Ltd.	10,994	274,764
Twenty-First Century Fox, Inc. - Class A	106,135	3,454,164
Viacom, Inc. - Class B	21,470	1,387,821
Vivendi S.A. (b)	110,967	2,802,917
Walt Disney Co. (The) (b)	88,979	10,156,063
Wolters Kluwer NV	29,128	868,438
WPP plc	126,687	2,842,668

		62,766,795

Metals & Mining—0.8%
Alcoa, Inc.	66,250	738,687
Allegheny Technologies, Inc. (b)	6,035	182,257
Alumina, Ltd.	241,405	283,250
Anglo American plc	134,755	1,947,095
Antofagasta plc (b)	38,122	412,678
ArcelorMittal (b)	96,437	938,942
BHP Billiton plc	202,619	3,979,951
BHP Billiton, Ltd.	308,109	6,262,953
Boliden AB	26,479	482,153
Fortescue Metals Group, Ltd. (b)	148,438	216,242
Freeport-McMoRan, Inc.	58,500	1,089,270
Fresnillo plc (b)	21,130	230,619
Glencore plc (a)	1,073,097	4,307,799
Hitachi Metals, Ltd.	20,465	313,891
Iluka Resources, Ltd. (b)	39,920	235,207
JFE Holdings, Inc.	47,461	1,052,571
Kobe Steel, Ltd.	298,670	502,317
Maruichi Steel Tube, Ltd. (b)	4,500	111,715
Mitsubishi Materials Corp. (b)	107,804	413,689
Newcrest Mining, Ltd. (a)	73,955	747,627

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Newmont Mining Corp.	28,035	$654,898
Nippon Steel Sumitomo Metal Corp.	733,089	1,898,492
Norsk Hydro ASA	129,754	546,796
Nucor Corp.	17,940	790,616
Randgold Resources, Ltd.	8,958	601,027
Rio Tinto plc	122,768	5,049,333
Rio Tinto, Ltd.	42,043	1,733,694
South32, Ltd. (Australian Exchange) (a) (b)	308,109	425,522
South32, Ltd. (London Exchange) (a)	202,619	273,794
Sumitomo Metal Mining Co., Ltd.	47,516	722,526
ThyssenKrupp AG	35,492	923,406
Voestalpine AG (b)	10,870	451,592

		38,520,609

Multi-Utilities—0.5%
AGL Energy, Ltd.	64,954	773,845
Ameren Corp.	13,660	514,709
CenterPoint Energy, Inc.	24,200	460,526
Centrica plc	479,428	1,990,408
CMS Energy Corp. (b)	15,455	492,087
Consolidated Edison, Inc.	16,445	951,837
Dominion Resources, Inc.	32,790	2,192,667
DTE Energy Co.	9,930	741,175
E.ON SE	193,061	2,571,279
GDF Suez	140,977	2,612,495
National Grid plc	360,721	4,638,669
NiSource, Inc.	17,750	809,223
PG&E Corp.	26,545	1,303,359
Public Service Enterprise Group, Inc.	28,470	1,118,302
RWE AG	47,217	1,014,816
SCANA Corp. (b)	7,940	402,161
Sempra Energy	13,020	1,288,199
Suez Environnement Co.	28,758	534,245
TECO Energy, Inc. (b)	13,135	231,964
Veolia Environnement S.A.	43,402	884,212
WEC Energy Group, Inc. (b)	17,730	797,306

		26,323,484

Multiline Retail—0.3%
Dollar General Corp.	17,080	1,327,799
Dollar Tree, Inc. (a)	11,570	913,914
Don Quijote Holdings Co., Ltd.	11,520	488,846
Family Dollar Stores, Inc.	5,410	426,362
Harvey Norman Holdings, Ltd.	53,576	185,370
Isetan Mitsukoshi Holdings, Ltd. (b)	34,297	612,642
J Front Retailing Co., Ltd.	22,900	430,809
Kohl’s Corp. (b)	11,525	721,580
Macy’s, Inc.	19,910	1,343,328
Marks & Spencer Group plc	158,908	1,340,020
Marui Group Co., Ltd. (b)	23,000	310,531
Next plc	14,013	1,641,826
Nordstrom, Inc.	8,040	598,980
Takashimaya Co., Ltd.	27,372	248,064
Target Corp.	35,690	2,913,375

		13,503,446

Oil, Gas & Consumable Fuels—2.5%
Anadarko Petroleum Corp.	28,535	2,227,442
Apache Corp.	21,595	1,244,520
BG Group plc	329,431	5,481,929
BP plc	1,760,118	11,615,132
Cabot Oil & Gas Corp. (b)	23,490	740,875
Caltex Australia, Ltd.	26,050	637,631
Chesapeake Energy Corp. (b)	29,235	326,555
Chevron Corp. (e)	107,100	10,331,937
Cimarex Energy Co.	4,915	542,174
ConocoPhillips	69,320	4,256,941
CONSOL Energy, Inc. (b)	12,890	280,229
Delek Group, Ltd.	464	136,768
Devon Energy Corp.	21,620	1,286,174
ENI S.p.A.	245,445	4,353,761
EOG Resources, Inc.	30,890	2,704,419
EQT Corp.	8,510	692,203
Exxon Mobil Corp. (e)	240,389	20,000,365
Galp Energia SGPS S.A.	37,276	436,812
Hess Corp.	14,770	987,818
Idemitsu Kosan Co., Ltd. (b)	8,500	166,763
Inpex Corp.	91,707	1,043,010
JX Holdings, Inc.	216,024	934,887
Kinder Morgan, Inc.	95,930	3,682,753
Koninklijke Vopak NV (b)	6,851	346,357
Lundin Petroleum AB (a) (b)	20,889	357,687
Marathon Oil Corp.	37,980	1,007,989
Marathon Petroleum Corp.	32,010	1,674,443
Murphy Oil Corp.	9,385	390,134
Neste Oyj (b)	12,432	317,562
Newfield Exploration Co. (a)	7,700	278,124
Noble Energy, Inc.	20,300	866,404
Occidental Petroleum Corp.	43,945	3,417,603
OMV AG	14,226	390,987
ONEOK, Inc.	11,760	464,285
Origin Energy, Ltd.	106,740	977,264
Phillips 66	31,540	2,540,862
Pioneer Natural Resources Co.	8,065	1,118,535
Range Resources Corp. (b)	9,505	469,357
Repsol S.A.	99,475	1,751,110
Royal Dutch Shell plc - A Shares	375,759	10,564,152
Royal Dutch Shell plc - B Shares	235,457	6,696,046
Santos, Ltd.	94,916	570,112
Showa Shell Sekiyu KK (b)	18,100	158,040
Southwestern Energy Co. (a) (b)	19,905	452,441
Spectra Energy Corp.	37,720	1,229,672
Statoil ASA (b)	107,677	1,922,235
Tesoro Corp.	7,225	609,862
TonenGeneral Sekiyu KK (b)	27,150	253,212
Total S.A.	206,522	10,048,833
Tullow Oil plc	87,107	464,587
Valero Energy Corp.	29,715	1,860,159
Williams Cos., Inc. (The)	37,865	2,173,072
Woodside Petroleum, Ltd.	71,544	1,880,141

		129,362,365

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Paper & Forest Products—0.1%
International Paper Co.	24,035	$1,143,825
Mondi plc	35,432	762,167
OJI Holdings Corp.	76,372	331,742
Stora Enso Oyj - R Shares	53,109	546,617
UPM-Kymmene Oyj	51,496	913,865

		3,698,216

Personal Products—0.4%
Beiersdorf AG	9,774	818,371
Estee Lauder Cos., Inc. (The) - Class A	12,720	1,102,315
Kao Corp.	48,624	2,260,026
L’Oreal S.A.	24,367	4,344,200
Shiseido Co., Ltd.	34,709	787,268
Unilever NV	157,169	6,568,807
Unilever plc	123,832	5,322,986

		21,203,973

Pharmaceuticals—3.6%
AbbVie, Inc.	98,592	6,624,396
Allergan plc (a)	21,117	6,408,165
Astellas Pharma, Inc.	207,100	2,951,010
AstraZeneca plc	121,886	7,750,169
Bayer AG	79,786	11,164,279
Bristol-Myers Squibb Co.	93,435	6,217,165
Chugai Pharmaceutical Co., Ltd.	21,574	744,150
Daiichi Sankyo Co., Ltd. (b)	61,599	1,136,508
Eisai Co., Ltd.	24,380	1,632,979
Eli Lilly & Co.	55,430	4,627,851
Endo International plc (a)	8,746	696,619
GlaxoSmithKline plc	469,371	9,770,455
Hisamitsu Pharmaceutical Co., Inc.	5,525	213,958
Hospira, Inc. (a)	9,440	837,422
Johnson & Johnson (e)	159,020	15,498,089
Kyowa Hakko Kirin Co., Ltd. (b)	22,167	289,724
Mallinckrodt plc (a)	6,370	749,876
Merck & Co., Inc. (e)	162,535	9,253,118
Merck KGaA	12,482	1,243,251
Mitsubishi Tanabe Pharma Corp.	21,801	326,119
Mylan NV (a)	21,085	1,430,828
Novartis AG	221,936	21,921,248
Novo Nordisk A/S - Class B	183,443	10,060,863
Ono Pharmaceutical Co., Ltd.	8,034	876,179
Orion Oyj - Class B	9,741	341,404
Otsuka Holdings Co., Ltd. (b)	37,675	1,197,593
Perrigo Co. plc	7,553	1,396,021
Pfizer, Inc.	357,406	11,983,823
Roche Holding AG	67,785	19,030,875
Sanofi	114,567	11,302,865
Santen Pharmaceutical Co., Ltd.	35,900	507,918
Shionogi & Co., Ltd.	28,798	1,115,480
Shire plc	56,949	4,577,741
Sumitomo Dainippon Pharma Co., Ltd. (b)	15,300	169,257
Taisho Pharmaceutical Holdings Co., Ltd. (b)	3,039	204,801
Takeda Pharmaceutical Co., Ltd.	76,250	3,679,667
Teva Pharmaceutical Industries, Ltd.	83,062	4,923,092
UCB S.A.	12,202	874,916

Pharmaceuticals—(Continued)
Zoetis, Inc.	28,240	1,361,733

		185,091,607

Professional Services—0.2%
Adecco S.A. (a)	16,419	1,335,658
Bureau Veritas S.A.	25,590	589,902
Capita plc	63,867	1,244,025
Dun & Bradstreet Corp. (The)	2,095	255,590
Equifax, Inc.	6,815	661,668
Experian plc	95,468	1,737,203
Intertek Group plc	15,614	600,560
Nielsen NV (b)	17,133	767,044
Randstad Holding NV	12,180	796,289
Recruit Holdings Co., Ltd.	13,636	415,822
Robert Half International, Inc.	7,720	428,460
Seek, Ltd.	31,433	339,151
SGS S.A.	531	969,967

		10,141,339

Real Estate Investment Trusts—2.9%
Acadia Realty Trust	7,405	215,560
Activia Properties, Inc.	25	211,721
Advance Residence Investment Corp. (b)	142	347,661
Aedifica S.A.	1,377	77,236
AEON REIT Investment Corp.	100	133,637
Affine S.A.	600	11,229
Agree Realty Corp. (b)	1,800	52,506
Alexander’s, Inc.	228	93,480
Alexandria Real Estate Equities, Inc.	7,768	679,389
Allied Properties Real Estate Investment Trust	8,420	238,915
Alstria Office REIT-AG (a) (b)	9,000	115,859
American Assets Trust, Inc.	4,100	160,761
American Campus Communities, Inc.	12,200	459,818
American Homes 4 Rent - Class A	16,324	261,837
American Realty Capital Properties, Inc.	98,400	799,992
American Tower Corp.	22,345	2,084,565
ANF Immobilier	750	18,299
Apartment Investment & Management Co. - Class A	25,215	931,190
Artis Real Estate Investment Trust	14,650	160,810
Ascendas Real Estate Investment Trust	410,300	748,560
Ashford Hospitality Trust, Inc.	10,300	87,138
Associated Estates Realty Corp. (b)	6,250	178,937
Assura plc	109,450	94,127
AvalonBay Communities, Inc.	21,684	3,466,621
Befimmo S.A.	1,800	110,015
Beni Stabili S.p.A. SIIQ	115,907	85,983
Big Yellow Group plc	15,450	154,593
BioMed Realty Trust, Inc.	22,144	428,265
Boardwalk Real Estate Investment Trust	4,350	197,230
Boston Properties, Inc.	25,325	3,065,338
Brandywine Realty Trust	19,426	257,977
British Land Co. plc (The)	203,478	2,540,042
Brixmor Property Group, Inc.	19,000	439,470
BWP Trust	53,098	124,558
Calloway Real Estate Investment Trust	12,050	279,012

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Camden Property Trust	9,400	$698,232
Campus Crest Communities, Inc.	7,000	38,780
Canadian Apartment Properties	12,850	283,955
Canadian Real Estate Investment Trust	7,850	266,799
CapitaCommercial Trust	416,900	482,184
CapitaLand Mall Trust	515,700	821,368
CBL & Associates Properties, Inc. (b)	18,450	298,890
CDL Hospitality Trusts (b)	69,400	84,245
Cedar Realty Trust, Inc.	9,150	58,560
Chambers Street Properties	25,700	204,315
Champion REIT	256,750	140,568
Charter Hall Retail (b)	34,700	112,966
Chatham Lodging Trust	4,000	105,880
Chesapeake Lodging Trust	6,457	196,809
Cofinimmo S.A.	2,195	226,772
Columbia Property Trust, Inc.	13,550	332,652
Cominar Real Estate Investment Trust	17,981	255,247
Corporate Office Properties Trust	10,250	241,285
Cousins Properties, Inc.	23,044	239,197
Crombie Real Estate Investment Trust	8,350	83,366
Cromwell Property Group	158,700	124,948
Crown Castle International Corp.	18,810	1,510,443
CubeSmart	18,071	418,524
Daiwa House REIT Investment Corp.	29	122,227
Daiwa House Residential Investment Corp. (b)	72	163,094
Daiwa Office Investment Corp.	28	133,989
DCT Industrial Trust, Inc.	9,552	300,315
DDR Corp. (b)	33,200	513,272
Derwent London plc	10,850	579,357
Dexus Property Group	197,061	1,102,547
DiamondRock Hospitality Co.	21,800	279,258
Digital Realty Trust, Inc. (b)	14,750	983,530
Douglas Emmett, Inc.	14,714	396,395
Dream Global Real Estate Investment Trust	10,250	81,491
Dream Office Real Estate Investment Trust	11,750	230,861
Duke Realty Corp.	37,477	695,948
DuPont Fabros Technology, Inc.	7,150	210,567
EastGroup Properties, Inc.	3,533	198,661
Education Realty Trust, Inc.	5,216	163,574
Empire State Realty Trust, Inc. - Class A (b)	9,679	165,124
EPR Properties (b)	6,197	339,472
Equinix, Inc.	3,230	820,420
Equity Commonwealth (a)	14,009	359,611
Equity Lifestyle Properties, Inc.	8,319	437,413
Equity One, Inc.	7,026	163,987
Equity Residential	59,580	4,180,729
Essex Property Trust, Inc.	10,800	2,295,000
Eurocommercial Properties NV	4,950	206,948
Excel Trust, Inc.	6,500	102,505
Extra Space Storage, Inc.	11,850	772,857
Federal Realty Investment Trust	7,498	960,419
Federation Centres, Ltd. (b)	850,234	1,912,248
FelCor Lodging Trust, Inc.	15,550	153,634
First Industrial Realty Trust, Inc.	11,950	223,823
First Potomac Realty Trust	6,350	65,405
Fonciere Des Regions	6,775	576,928
Fortune Real Estate Investment Trust	143,050	144,498

Real Estate Investment Trusts—(Continued)
Franklin Street Properties Corp.	9,550	108,010
Frontier Real Estate Investment Corp. (b)	53	237,094
Fukuoka REIT Corp. (b)	68	118,529
Gaming and Leisure Properties, Inc.	9,550	350,103
Gecina S.A.	7,100	876,623
General Growth Properties, Inc.	90,061	2,310,965
Getty Realty Corp.	2,700	44,172
GLP J-Reit	174	166,103
Goodman Group (b)	359,792	1,736,126
Government Properties Income Trust (b)	7,635	141,629
GPT Group (The) (b)	362,335	1,188,612
Gramercy Property Trust, Inc.	6,000	140,220
Granite Real Estate Investment Trust	5,100	175,417
Great Portland Estates plc	37,400	456,578
Green REIT plc	71,800	117,443
Grivalia Properties Real Estate Investment Co.	4,201	33,827
H&R Real Estate Investment Trust	29,794	535,290
Hamborner REIT AG (b)	5,200	50,661
Hammerson plc	160,476	1,553,985
Hansteen Holdings plc (b)	74,550	135,454
HCP, Inc.	75,625	2,758,044
Health Care REIT, Inc.	56,345	3,697,922
Healthcare Realty Trust, Inc.	10,910	253,767
Healthcare Trust of America, Inc. - Class A	13,575	325,121
Hersha Hospitality Trust	4,763	122,110
Highwoods Properties, Inc.	10,200	407,490
Home Properties, Inc.	6,300	460,215
Hospitality Properties Trust	16,250	468,325
Host Hotels & Resorts, Inc.	124,785	2,474,487
Hudson Pacific Properties, Inc.	7,900	224,123
Icade	7,045	503,002
Immobiliare Grande Distribuzione	32,896	28,597
Industrial & Infrastructure Fund Investment Corp.	33	149,419
Inland Real Estate Corp.	9,250	87,135
InnVest Real Estate Investment Trust	10,076	41,546
Intervest Offices & Warehouses	800	19,070
Intu Properties plc (b)	187,853	907,406
Investa Office Fund	61,412	178,930
Investors Real Estate Trust	13,308	95,019
Iron Mountain, Inc. (b)	10,349	320,819
Japan Excellent, Inc.	121	139,725
Japan Hotel REIT Investment Corp.	309	205,434
Japan Logistics Fund, Inc. (b)	92	184,957
Japan Prime Realty Investment Corp.	164	510,703
Japan Real Estate Investment Corp.	255	1,157,193
Japan Retail Fund Investment Corp.	497	993,944
Kenedix Realty Investment Corp. (b)	40	200,557
Keppel REIT (b)	200,350	170,025
Kilroy Realty Corp.	9,584	643,566
Kimco Realty Corp.	67,738	1,526,815
Kite Realty Group Trust	8,912	218,077
Kiwi Property Group, Ltd.	137,600	119,636
Klepierre	35,558	1,562,751
Land Securities Group plc	161,823	3,059,234
Lar Espana Real Estate Socimi S.A.	3,700	40,859
LaSalle Hotel Properties	12,250	434,385
Lexington Realty Trust (b)	25,650	217,512

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Liberty Property Trust	16,250	$523,575
Link REIT (The)	469,100	2,747,084
Londonmetric Property plc	63,500	160,910
LTC Properties, Inc.	3,850	160,160
Macerich Co. (The)	25,127	1,874,474
Mack-Cali Realty Corp.	9,657	177,979
Mapletree Commercial Trust (b)	142,350	154,843
Mapletree Industrial Trust	132,950	154,263
Mapletree Logistics Trust	158,700	133,376
Medical Properties Trust, Inc.	22,550	295,630
Mercialys S.A.	4,500	100,419
Merlin Properties Socimi S.A. (a)	21,059	257,152
Mid-America Apartment Communities, Inc.	8,176	595,295
Mirvac Group	754,983	1,075,678
Morguard Real Estate Investment Trust	3,750	49,480
Mori Hills REIT Investment Corp.	144	186,263
Mori Trust Sogo REIT, Inc.	110	213,519
National Health Investors, Inc.	3,750	233,625
National Retail Properties, Inc.	14,583	510,551
New Senior Investment Group, Inc.	6,900	92,253
New York REIT, Inc.	17,750	176,612
Nippon Accommodations Fund, Inc.	50	193,241
Nippon Building Fund, Inc. (b)	280	1,225,027
Nippon Prologis REIT, Inc.	302	555,958
Nomura Real Estate Master Fund, Inc. (b)	185	235,066
Nomura Real Estate Office Fund, Inc.	40	181,313
Northern Property Real Estate Investment Trust	3,450	61,818
NSI NV	14,143	55,791
Omega Healthcare Investors, Inc.	17,520	601,462
Orix JREIT, Inc.	235	338,344
Paramount Group, Inc.	15,624	268,108
Parkway Properties, Inc.	8,650	150,856
Pebblebrook Hotel Trust	7,800	334,464
Pennsylvania Real Estate Investment Trust	7,200	153,648
Physicians Realty Trust	7,600	116,736
Piedmont Office Realty Trust, Inc. - Class A	16,750	294,632
Plum Creek Timber Co., Inc.	9,945	403,469
Post Properties, Inc.	5,900	320,783
Premier Investment Corp.	24	132,022
Primary Health Properties plc	11,494	70,749
ProLogis, Inc.	85,170	3,159,807
PS Business Parks, Inc.	2,200	158,730
Public Storage	23,946	4,414,924
Pure Industrial Real Estate Trust	20,550	77,494
QTS Realty Trust, Inc. - Class A	3,250	118,462
Ramco-Gershenson Properties Trust	8,478	138,361
Realty Income Corp. (b)	38,142	1,693,123
Redefine International plc	105,700	86,942
Regency Centers Corp.	10,150	598,647
Retail Opportunity Investments Corp.	10,185	159,090
Retail Properties of America, Inc. - Class A	25,700	358,001
Rexford Industrial Realty, Inc.	5,850	85,293
RioCan Real Estate Investment Trust	34,488	739,186
RLJ Lodging Trust	14,350	427,343
Rouse Properties, Inc. (b)	3,950	64,582
Ryman Hospitality Properties, Inc.	5,286	280,739
Sabra Health Care REIT, Inc.	6,400	164,736

Real Estate Investment Trusts—(Continued)
Safestore Holdings plc	22,500	99,827
Saul Centers, Inc.	1,457	71,670
Scentre Group	1,069,496	3,088,891
Segro plc	152,224	969,440
Select Income REIT (b)	7,255	149,743
Senior Housing Properties Trust	25,550	448,402
Shaftesbury plc	30,200	411,749
Shopping Centres Australasia Property Group	74,100	121,189
Silver Bay Realty Trust Corp.	3,850	62,716
Simon Property Group, Inc.	51,325	8,880,251
SL Green Realty Corp.	16,490	1,812,086
Sovran Self Storage, Inc.	3,868	336,168
Spirit Realty Capital, Inc.	45,762	442,519
STAG Industrial, Inc.	7,085	141,700
Starwood Waypoint Residential Trust (b)	4,150	98,604
Stockland (b)	484,661	1,523,211
Strategic Hotels & Resorts, Inc. (a)	29,854	361,830
Summit Hotel Properties, Inc.	8,850	115,138
Sun Communities, Inc. (b)	5,596	346,001
Sunstone Hotel Investors, Inc.	22,658	340,097
Suntec Real Estate Investment Trust (b)	488,800	624,781
Tanger Factory Outlet Centers, Inc.	10,400	329,680
Target Healthcare REIT, Ltd.	15,450	25,945
Taubman Centers, Inc.	6,750	469,125
Terreno Realty Corp.	4,600	90,620
Tokyu REIT, Inc. (b)	102	126,121
Top REIT, Inc.	19	80,213
Tritax Big Box REIT plc	68,450	121,738
UDR, Inc.	28,150	901,644
Unibail-Rodamco SE (Amsterdam Exchange)	20	5,055
Unibail-Rodamco SE (Paris Exchange)	20,161	5,115,821
United Urban Investment Corp.	533	753,403
Universal Health Realty Income Trust	1,450	67,367
Urban Edge Properties	9,700	201,663
Urstadt Biddle Properties, Inc. - Class A	2,850	53,238
Vastned Retail NV	2,057	90,544
Ventas, Inc.	52,590	3,265,313
Vornado Realty Trust	28,330	2,689,367
Warehouses De Pauw SCA	1,521	117,454
Washington Real Estate Investment Trust (b)	7,394	191,874
Weingarten Realty Investors	12,108	395,811
Wereldhave Belgium NV	250	25,773
Wereldhave NV	3,800	216,346
Westfield Corp. (REIT)	400,659	2,797,205
Weyerhaeuser Co.	29,720	936,180
Winthrop Realty Trust (a)	3,500	53,025
Workspace Group plc	12,600	177,751
WP Carey, Inc. (b)	9,551	562,936
WP GLIMCHER, Inc.	20,000	270,600
Xenia Hotels & Resorts, Inc. (b)	12,300	267,402

		151,096,499

Real Estate Management & Development—1.1%
ADLER Real Estate AG (a)	1,850	26,509
Aeon Mall Co., Ltd.	23,697	445,350
Allreal Holding AG (a)	1,050	144,858

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Azrieli Group	7,460	$297,752
BUWOG AG (a) (b)	5,550	107,776
CA Immobilien Anlagen AG (a)	7,932	138,296
Capital & Counties Properties plc (b)	79,000	539,678
CapitaLand, Ltd.	522,250	1,355,589
Castellum AB	17,850	250,606
CBRE Group, Inc. - Class A (a)	15,715	581,455
Cheung Kong Property Holdings, Ltd. (a)	273,446	2,261,211
City Developments, Ltd.	38,700	280,096
Citycon Oyj (a) (b)	42,600	106,338
Conwert Immobilien Invest SE (a) (b)	6,650	84,306
Daejan Holdings plc	550	50,963
Daito Trust Construction Co., Ltd.	7,044	728,245
Daiwa House Industry Co., Ltd. (b)	57,810	1,346,755
Deutsche Annington Immobilien SE	93,455	2,634,479
Deutsche Euroshop AG	5,000	219,501
Deutsche Wohnen AG	65,060	1,490,720
Development Securities plc	13,550	59,158
DIC Asset AG (b)	3,700	33,010
Dios Fastigheter AB	5,082	32,632
DO Deutsche Office AG	7,050	33,562
Entra ASA (144A)	6,768	63,016
Fabege AB	14,400	196,243
Fastighets AB Balder - B Shares (a)	10,050	154,994
First Capital Realty, Inc. (b)	9,550	136,713
Forest City Enterprises, Inc. - Class A (a)	24,850	549,185
Global Logistic Properties, Ltd.	633,268	1,187,390
Grainger plc	44,650	160,382
Grand City Properties S.A. (b)	8,750	152,026
Hang Lung Properties, Ltd.	458,100	1,358,677
Helical Bar plc	10,750	68,186
Hemfosa Fastigheter AB	8,574	87,338
Henderson Land Development Co., Ltd.	224,686	1,541,027
Hispania Activos Inmobiliarios S.A. Unipersonal (a)	7,350	107,790
Hongkong Land Holdings, Ltd.	127,650	1,044,218
Hufvudstaden AB - A Shares (b)	12,050	146,506
Hulic Co., Ltd.	66,743	593,741
Hysan Development Co., Ltd.	129,000	556,493
Inmobiliaria Colonial S.A. (a)	182,259	128,170
Kerry Properties, Ltd.	133,400	520,503
Killam Properties, Inc. (b)	5,750	46,912
Klovern AB - B Shares	40,700	37,513
Kungsleden AB	19,770	134,055
LEG Immobilien AG (a)	6,200	430,593
Lend Lease Group	53,125	611,654
Mitsubishi Estate Co., Ltd.	258,594	5,555,442
Mitsui Fudosan Co., Ltd.	193,968	5,415,463
Mobimo Holding AG (a)	650	132,347
New World Development Co., Ltd.	1,094,925	1,435,293
Nomura Real Estate Holdings, Inc.	25,009	523,703
Norwegian Property ASA (a)	26,800	33,175
NTT Urban Development Corp.	22,883	227,552
PSP Swiss Property AG (a)	4,309	368,176
Quintain Estates & Development plc (a)	53,200	88,665
Schroder Real Estate Investment Trust, Ltd.	56,350	52,250
Sino Land Co., Ltd.	622,300	1,039,924

Real Estate Management & Development—(Continued)
Sponda Oyj	26,148	96,617
St. Modwen Properties plc	19,150	136,460
Sumitomo Realty & Development Co., Ltd.	82,095	2,877,541
Sun Hung Kai Properties, Ltd.	345,678	5,611,081
Swire Pacific, Ltd. - Class A	56,900	714,285
Swire Properties, Ltd.	239,000	758,460
Swiss Prime Site AG (a)	13,251	1,005,436
TAG Immobilien AG (b)	12,600	147,420
Technopolis Oyj	10,350	41,735
TLG Immobilien AG	5,492	88,784
Tokyo Tatemono Co., Ltd.	41,850	579,688
Tokyu Fudosan Holdings Corp.	49,463	382,800
UNITE Group plc (The)	24,100	216,275
UOL Group, Ltd.	96,000	492,595
Wallenstam AB - B Shares (b)	21,450	152,402
Wharf Holdings, Ltd. (The)	279,550	1,859,319
Wheelock & Co., Ltd.	87,800	449,063
Wihlborgs Fastigheter AB	7,200	117,161

		53,861,282

Road & Rail—0.5%
Asciano, Ltd.	94,107	482,027
Aurizon Holdings, Ltd.	204,289	804,632
Central Japan Railway Co.	13,913	2,511,134
ComfortDelGro Corp., Ltd.	205,700	478,059
CSX Corp.	56,270	1,837,216
DSV A/S	17,126	555,751
East Japan Railway Co.	32,326	2,906,137
Hankyu Hanshin Holdings, Inc.	110,000	649,312
J.B. Hunt Transport Services, Inc.	5,296	434,749
Kansas City Southern	6,190	564,528
Keikyu Corp. (b)	44,373	334,752
Keio Corp.	55,672	398,189
Keisei Electric Railway Co., Ltd.	26,811	318,710
Kintetsu Group Holdings Co., Ltd. (b)	174,710	594,831
MTR Corp., Ltd.	140,200	649,668
Nagoya Railroad Co., Ltd. (b)	84,000	314,133
Nippon Express Co., Ltd.	81,307	399,593
Norfolk Southern Corp.	17,440	1,523,558
Odakyu Electric Railway Co., Ltd. (b)	59,552	555,839
Ryder System, Inc.	3,000	262,110
Tobu Railway Co., Ltd.	98,045	421,104
Tokyu Corp.	107,569	720,211
Union Pacific Corp.	50,590	4,824,768
West Japan Railway Co.	15,889	1,016,597

		23,557,608

Semiconductors & Semiconductor Equipment—0.7%
Advantest Corp. (b)	14,407	149,807
Altera Corp.	17,390	890,368
Analog Devices, Inc.	17,640	1,132,223
Applied Materials, Inc.	68,660	1,319,645
ARM Holdings plc	136,183	2,228,704
ASM Pacific Technology, Ltd.	23,300	229,415
ASML Holding NV	33,825	3,511,882
Avago Technologies, Ltd.	14,161	1,882,422

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Broadcom Corp. - Class A	30,235	$1,556,800
First Solar, Inc. (a)	4,270	200,605
Infineon Technologies AG	108,809	1,350,206
Intel Corp. (e)	279,070	8,487,914
KLA-Tencor Corp.	9,270	521,067
Lam Research Corp.	9,147	744,108
Linear Technology Corp.	13,380	591,797
Microchip Technology, Inc. (b)	11,230	532,583
Micron Technology, Inc. (a) (b)	60,270	1,135,487
NVIDIA Corp.	28,970	582,587
Qorvo, Inc. (a)	8,523	684,141
Rohm Co., Ltd.	9,378	626,958
Skyworks Solutions, Inc.	10,871	1,131,671
STMicroelectronics NV	61,497	503,427
Texas Instruments, Inc.	60,130	3,097,296
Tokyo Electron, Ltd.	16,625	1,049,653
Xilinx, Inc.	15,080	665,933

		34,806,699

Software—1.0%
Adobe Systems, Inc. (a)	26,620	2,156,486
Autodesk, Inc. (a)	12,815	641,711
CA, Inc.	18,045	528,538
Citrix Systems, Inc. (a)	9,270	650,383
COLOPL, Inc.	4,741	95,743
Dassault Systemes S.A.	12,337	896,834
Electronic Arts, Inc. (a)	17,580	1,169,070
Gemalto NV (b)	7,706	687,848
GungHo Online Entertainment, Inc. (b)	38,539	149,845
Intuit, Inc.	15,995	1,611,816
Konami Corp. (b)	9,003	167,994
Microsoft Corp. (e)	464,455	20,505,688
Nexon Co., Ltd.	12,484	171,606
NICE Systems, Ltd.	5,588	355,680
Nintendo Co., Ltd.	10,287	1,717,569
Oracle Corp. (e)	183,310	7,387,393
Oracle Corp. Japan	3,733	155,882
Red Hat, Inc. (a)	10,635	807,516
Sage Group plc (The)	103,456	832,963
Salesforce.com, Inc. (a)	32,460	2,260,190
SAP SE	94,824	6,607,344
Symantec Corp.	38,900	904,425
Trend Micro, Inc.	10,224	351,978

		50,814,502

Specialty Retail—0.8%
ABC-Mart, Inc.	2,600	158,897
AutoNation, Inc. (a)	4,405	277,427
AutoZone, Inc. (a)	1,835	1,223,762
Bed Bath & Beyond, Inc. (a) (b)	11,375	784,648
Best Buy Co., Inc. (b)	16,345	533,010
CarMax, Inc. (a)	12,350	817,694
Dixons Carphone plc	94,431	672,372
Dufry AG (a)	4,230	588,272
Fast Retailing Co., Ltd.	5,179	2,349,206
GameStop Corp. - Class A (b)	6,345	272,581

Specialty Retail—(Continued)
Gap, Inc. (The) (b)	15,440	589,345
Hennes & Mauritz AB - B Shares	91,604	3,521,656
Hikari Tsushin, Inc.	1,900	127,881
Home Depot, Inc. (The)	75,870	8,431,433
Inditex S.A.	105,246	3,432,159
Kingfisher plc	226,246	1,232,523
L Brands, Inc.	13,840	1,186,503
Lowe’s Cos., Inc.	55,620	3,724,871
Nitori Holdings Co., Ltd.	7,200	585,552
O’Reilly Automotive, Inc. (a)	5,865	1,325,373
Ross Stores, Inc.	23,680	1,151,085
Sanrio Co., Ltd. (b)	4,726	128,270
Shimamura Co., Ltd.	2,200	230,683
Sports Direct International plc (a)	25,741	290,280
Staples, Inc.	36,285	555,523
Tiffany & Co.	6,320	580,176
TJX Cos., Inc. (The)	39,050	2,583,938
Tractor Supply Co. (b)	7,735	695,686
Urban Outfitters, Inc. (a) (b)	5,750	201,250
USS Co., Ltd.	21,160	381,312
Yamada Denki Co., Ltd. (b)	65,270	260,923

		38,894,291

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc. (e)	331,907	41,629,435
Brother Industries, Ltd.	22,746	321,793
Canon, Inc. (b)	102,933	3,340,115
EMC Corp.	114,310	3,016,641
FUJIFILM Holdings Corp.	44,753	1,597,959
Hewlett-Packard Co.	105,110	3,154,351
Konica Minolta, Inc.	44,253	517,946
NEC Corp.	251,087	760,496
NetApp, Inc.	17,970	567,133
Ricoh Co., Ltd. (b)	67,478	699,376
SanDisk Corp.	12,655	736,774
Seagate Technology plc (b)	18,360	872,100
Seiko Epson Corp.	27,000	478,308
Western Digital Corp.	12,395	972,016

		58,664,443

Textiles, Apparel & Luxury Goods—0.6%
Adidas AG	20,186	1,544,833
Asics Corp. (b)	15,878	412,694
Burberry Group plc	42,907	1,060,605
Christian Dior SE	5,275	1,029,097
Cie Financiere Richemont S.A.	50,364	4,105,376
Coach, Inc. (b)	15,450	534,725
Fossil Group, Inc. (a)	2,599	180,267
Hanesbrands, Inc.	22,922	763,761
Hermes International	2,547	949,612
Hugo Boss AG	6,453	720,979
Kering	7,310	1,303,939
Li & Fung, Ltd.	564,300	447,037
Luxottica Group S.p.A.	16,269	1,082,494
LVMH Moet Hennessy Louis Vuitton SE	26,942	4,716,359
Michael Kors Holdings, Ltd. (a)	11,597	488,118

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
NIKE, Inc. - Class B	39,690	$4,287,314
Pandora A/S	11,125	1,193,479
PVH Corp.	4,708	542,362
Ralph Lauren Corp.	3,495	462,598
Swatch Group AG (The)	4,799	359,493
Swatch Group AG (The) - Bearer Shares	2,976	1,160,639
Under Armour, Inc. - Class A (a) (b)	9,372	782,000
VF Corp.	19,400	1,352,956
Yue Yuen Industrial Holdings, Ltd.	71,100	236,306

		29,717,043

Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp, Inc.	27,085	267,600

Tobacco—0.6%
Altria Group, Inc.	111,725	5,464,470
British American Tobacco plc	179,855	9,665,969
Imperial Tobacco Group plc	92,343	4,458,130
Japan Tobacco, Inc. (b)	106,131	3,777,013
Philip Morris International, Inc. (e)	88,005	7,055,361
Reynolds American, Inc.	23,282	1,738,234
Swedish Match AB	19,297	548,178

		32,707,355

Trading Companies & Distributors—0.3%
Ashtead Group plc	48,564	839,855
Brenntag AG	14,907	854,409
Bunzl plc	32,326	883,759
Fastenal Co. (b)	15,350	647,463
ITOCHU Corp.	152,010	2,006,574
Marubeni Corp.	158,709	909,304
Mitsubishi Corp.	133,185	2,924,716
Mitsui & Co., Ltd.	164,605	2,232,270
Noble Group, Ltd. (b)	456,000	257,218
Rexel S.A.	28,172	454,841
Sumitomo Corp.	108,613	1,261,444
Toyota Tsusho Corp.	20,526	550,482
Travis Perkins plc	24,005	795,286
United Rentals, Inc. (a)	5,400	473,148
Wolseley plc	25,091	1,600,048
WW Grainger, Inc. (b)	3,420	809,343

		17,500,160

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A.	43,335	710,078
Aena S.A. (144A) (a)	6,513	682,376
Aeroports de Paris	2,878	325,019
Atlantia S.p.A.	39,865	983,869
Auckland International Airport, Ltd.	91,033	304,214
Fraport AG Frankfurt Airport Services Worldwide	4,010	251,795
Groupe Eurotunnel S.A.	45,105	652,832
Hutchison Port Holdings Trust - Class U	541,202	340,717
Japan Airport Terminal Co., Ltd. (b)	4,100	223,148
Kamigumi Co., Ltd.	21,677	203,128

Transportation Infrastructure—(Continued)
Mitsubishi Logistics Corp. (b)	11,300	148,363
Sydney Airport	103,798	396,831
Transurban Group	184,711	1,318,162

		6,540,532

Water Utilities—0.0%
Severn Trent plc	23,097	754,659
United Utilities Group plc	65,790	921,774

		1,676,433

Wireless Telecommunication Services—0.5%
KDDI Corp.	168,756	4,058,558
Millicom International Cellular S.A.	6,428	473,607
NTT DoCoMo, Inc.	147,401	2,820,374
SoftBank Corp.	92,732	5,457,603
StarHub, Ltd.	58,000	169,860
Tele2 AB - B Shares	30,588	355,072
Vodafone Group plc	2,557,875	9,327,388

		22,662,462

Total Common Stocks (Cost $1,863,039,467)		2,426,506,445

U.S. Treasury & Government Agencies—22.3%

Federal Agencies—1.6%
Federal Home Loan Bank 4.750%, 12/16/16	1,785,000	1,891,141
Federal Home Loan Mortgage Corp. 2.000%, 08/25/16	3,900,000	3,969,120
2.375%, 01/13/22	8,925,000	9,036,295
4.375%, 07/17/15	4,305,000	4,313,197
6.250%, 07/15/32	2,480,000	3,446,280
Federal National Mortgage Association 0.500%, 03/30/16	12,850,000	12,867,823
0.875%, 02/08/18	20,645,000	20,594,172
1.250%, 01/30/17	14,970,000	15,125,209
2.375%, 04/11/16	966,000	981,407
5.250%, 09/15/16 (b)	5,445,000	5,755,751
5.375%, 06/12/17	756,000	823,421
6.625%, 11/15/30 (b)	1,650,000	2,331,805
7.250%, 05/15/30 (b)	1,941,000	2,894,510

		84,030,131

U.S. Treasury—20.7%
U.S. Treasury Bonds 2.500%, 02/15/45 (b)	4,285,000	3,771,143
2.750%, 08/15/42	8,785,000	8,173,485
2.875%, 05/15/43	5,779,000	5,507,208
3.125%, 11/15/41 (g)	15,840,000	15,947,665
3.125%, 02/15/42	5,645,000	5,674,986
3.125%, 02/15/43	8,925,000	8,937,549
3.625%, 08/15/43	20,086,000	22,097,733
3.750%, 08/15/41	8,025,000	9,011,200

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
4.250%, 05/15/39	1,235,000	$1,490,298
4.375%, 05/15/40	6,650,000	8,188,331
4.375%, 05/15/41	7,495,000	9,263,355
4.750%, 02/15/41	1,780,000	2,318,589
6.000%, 02/15/26	14,292,000	19,197,057
6.250%, 08/15/23	4,620,000	6,030,181
6.250%, 05/15/30 (b)	1,815,000	2,618,989
7.250%, 05/15/16	13,085,000	13,869,079
8.875%, 02/15/19	2,158,000	2,745,718
U.S. Treasury Inflation Indexed Bonds 0.125%, 04/15/20 (h)	41,823,754	42,160,310
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/19 (h)	43,896,988	44,466,288
0.125%, 01/15/22 (h)	12,092,844	11,984,202
0.625%, 07/15/21 (h)	38,318,933	39,552,343
1.125%, 01/15/21 (h)	20,936,952	22,145,726
1.250%, 07/15/20 (h)	14,763,315	15,796,748
1.375%, 07/15/18 (h)	4,444,433	4,713,530
1.375%, 01/15/20 (h)	14,769,675	15,789,698
1.875%, 07/15/19 (h)	7,212,102	7,859,504
2.125%, 01/15/19 (h)	4,318,464	4,702,064
U.S. Treasury Notes 0.375%, 01/31/16	6,295,000	6,303,360
0.625%, 11/30/17	19,755,000	19,670,113
0.750%, 12/31/17	8,888,000	8,869,255
0.750%, 03/31/18	30,165,000	30,011,822
0.875%, 11/30/16	2,003,000	2,014,736
0.875%, 01/31/18 (i)	63,035,000	63,044,834
1.250%, 11/30/18	16,530,000	16,571,325
1.250%, 01/31/19	6,545,000	6,547,042
1.250%, 04/30/19 (b)	8,909,000	8,888,812
1.375%, 06/30/18 (b) (g)	21,010,000	21,238,148
1.375%, 03/31/20	9,890,000	9,792,643
1.500%, 08/31/18	39,415,000	39,929,248
1.500%, 01/31/19	5,070,000	5,116,345
1.500%, 11/30/19	29,340,000	29,344,577
1.500%, 05/31/20 (b)	9,830,000	9,776,240
1.625%, 11/15/22 (b)	16,550,000	15,997,909
1.750%, 05/15/23	47,565,000	46,008,007
1.875%, 10/31/17	13,345,000	13,683,843
2.000%, 01/31/16	7,770,000	7,852,556
2.000%, 04/30/16 (b)	21,417,000	21,718,166
2.000%, 11/15/21	17,230,000	17,260,962
2.000%, 02/15/22	9,370,000	9,368,538
2.000%, 02/15/23	9,615,000	9,509,831
2.000%, 02/15/25 (b)	5,275,000	5,124,990
2.125%, 08/15/21	11,970,000	12,104,663
2.125%, 05/15/25 (b)	7,350,000	7,216,781
2.250%, 11/30/17	16,220,000	16,785,170
2.250%, 11/15/24	6,890,000	6,848,012
2.375%, 07/31/17	15,830,100	16,380,449
2.625%, 01/31/18	18,655,000	19,495,930
2.625%, 08/15/20	21,945,000	22,947,952
2.625%, 11/15/20	15,004,000	15,670,973
2.750%, 02/15/19	33,793,000	35,588,253
2.750%, 11/15/23	9,125,000	9,485,720
3.125%, 10/31/16	34,330,000	35,555,684

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.125%, 01/31/17 (b)	14,130,000	14,710,658
3.250%, 07/31/16	18,515,000	19,086,354
3.500%, 05/15/20	9,995,000	10,870,342
3.625%, 02/15/20	29,095,000	31,774,911
3.625%, 02/15/21	12,065,000	13,236,620

		1,065,414,753

Total U.S. Treasury & Government Agencies (Cost $1,139,703,080)		1,149,444,884

Foreign Government—4.3%

Sovereign—4.3%
Australia Government Bonds 2.750%, 04/21/24 (AUD)	1,710,000	1,301,513
3.750%, 04/21/37 (AUD)	530,000	415,832
5.250%, 03/15/19 (AUD) (b)	510,000	437,162
5.750%, 05/15/21 (AUD)	2,345,000	2,129,890
6.000%, 02/15/17 (AUD)	230,000	188,783
Austria Government Bonds 3.150%, 06/20/44 (144A) (EUR)	275,000	398,743
3.400%, 11/22/22 (144A) (EUR)	1,390,000	1,850,767
4.000%, 09/15/16 (144A) (EUR)	925,000	1,083,025
4.150%, 03/15/37 (144A) (EUR)	240,000	387,387
Belgium Government Bonds 2.600%, 06/22/24 (144A) (EUR)	400,000	504,728
3.750%, 09/28/20 (144A) (EUR)	335,000	439,579
4.250%, 09/28/21 (144A) (EUR)	900,000	1,232,051
4.250%, 03/28/41 (144A) (EUR)	435,000	700,906
5.000%, 03/28/35 (144A) (EUR)	355,000	598,852
5.500%, 09/28/17 (144A) (EUR)	900,000	1,130,802
5.500%, 03/28/28 (EUR)	815,000	1,327,919
Bundesobligation 0.250%, 04/13/18 (EUR)	390,000	440,209
Bundesrepublik Deutschland 1.500%, 05/15/23 (EUR)	885,000	1,060,756
1.500%, 05/15/24 (EUR)	495,000	591,142
2.000%, 01/04/22 (EUR)	1,505,000	1,859,694
2.000%, 08/15/23 (EUR)	1,170,000	1,454,768
2.500%, 01/04/21 (EUR)	2,715,000	3,410,768
2.500%, 07/04/44 (EUR)	625,000	849,683
3.250%, 07/04/42 (EUR)	135,000	206,563
3.750%, 01/04/17 (EUR)	3,345,000	3,955,682
4.250%, 07/04/39 (EUR)	920,000	1,588,524
5.500%, 01/04/31 (EUR)	1,505,000	2,677,611
Canadian Government Bonds 2.750%, 06/01/22 (CAD)	1,075,000	944,175
3.500%, 06/01/20 (CAD)	420,000	378,161
3.500%, 12/01/45 (CAD)	225,000	226,982
4.000%, 06/01/16 (CAD)	695,000	573,773
4.000%, 06/01/41 (CAD)	975,000	1,034,062
5.750%, 06/01/29 (CAD)	385,000	448,591
5.750%, 06/01/33 (CAD)	245,000	299,895
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	5,745,000	910,217
4.000%, 11/15/15 (DKK)	500,000	75,948

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Denmark Government Bonds 4.000%, 11/15/19 (DKK)	3,690,000	$644,591
4.500%, 11/15/39 (DKK)	1,645,000	384,877
Finland Government Bond 3.500%, 04/15/21 (144A) (EUR)	1,500,000	1,968,735
France Government Bond OAT 1.750%, 05/25/23 (EUR)	545,000	649,541
2.250%, 10/25/22 (EUR)	1,270,000	1,568,086
2.250%, 05/25/24 (EUR)	3,105,000	3,825,354
3.250%, 04/25/16 (EUR)	1,710,000	1,959,391
3.250%, 05/25/45 (EUR)	420,000	576,028
3.750%, 04/25/21 (EUR)	4,445,000	5,889,619
4.500%, 04/25/41 (EUR)	1,585,000	2,619,957
5.500%, 04/25/29 (EUR)	1,310,000	2,170,061
5.750%, 10/25/32 (EUR)	535,000	950,789
French Treasury Note BTAN 1.750%, 02/25/17 (EUR)	3,595,000	4,134,189
Ireland Government Bonds 2.000%, 02/18/45 (EUR)	190,000	185,020
4.500%, 04/18/20 (EUR)	415,000	546,243
5.400%, 03/13/25 (EUR)	840,000	1,247,214
Italy Buoni Poliennali Del Tesoro 3.750%, 04/15/16 (EUR)	5,285,000	6,056,048
3.750%, 03/01/21 (EUR)	5,105,000	6,408,730
3.750%, 09/01/24 (EUR)	1,250,000	1,561,442
5.000%, 08/01/39 (EUR)	1,800,000	2,576,825
5.250%, 08/01/17 (EUR)	2,605,000	3,193,440
5.250%, 11/01/29 (EUR)	3,195,000	4,569,782
5.500%, 11/01/22 (EUR)	2,270,000	3,132,820
Japan Government Five Year Bonds 0.100%, 12/20/19 (JPY)	139,400,000	1,139,713
0.200%, 06/20/17 (JPY)	271,800,000	2,229,662
0.300%, 09/20/18 (JPY)	621,850,000	5,126,552
Japan Government Ten Year Bonds 0.500%, 12/20/24 (JPY)	321,400,000	2,644,966
0.800%, 09/20/22 (JPY)	78,700,000	668,701
0.800%, 12/20/22 (JPY)	274,150,000	2,328,368
0.800%, 09/20/23 (JPY)	389,900,000	3,308,503
1.700%, 03/20/17 (JPY)	1,292,250,000	10,866,937
Japan Government Thirty Year Bonds 1.800%, 09/20/43 (JPY)	347,300,000	3,082,251
1.900%, 09/20/42 (JPY)	268,850,000	2,443,026
2.300%, 03/20/40 (JPY)	363,450,000	3,554,139
Japan Government Twenty Year Bonds 1.200%, 12/20/34 (JPY)	41,550,000	340,893
1.400%, 12/20/22 (JPY)	876,300,000	7,759,700
1.500%, 03/20/33 (JPY)	90,500,000	794,735
1.700%, 12/20/31 (JPY)	561,250,000	5,120,122
1.700%, 09/20/32 (JPY)	182,400,000	1,655,517
1.700%, 09/20/33 (JPY)	470,300,000	4,237,042
2.100%, 06/20/29 (JPY)	555,050,000	5,349,868
2.100%, 12/20/29 (JPY)	75,500,000	727,306
2.500%, 12/21/20 (JPY)	808,300,000	7,451,643
Mexican Bonos 6.500%, 06/10/21 (MXN)	21,375,000	1,416,107
7.250%, 12/15/16 (MXN)	12,170,000	811,391

Sovereign—(Continued)
Mexican Bonos 7.750%, 11/13/42 (MXN)	3,375,000	239,307
10.000%, 11/20/36 (MXN)	4,580,000	398,542
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	1,420,000	1,764,497
3.750%, 01/15/42 (144A) (EUR)	435,000	708,390
4.500%, 07/15/17 (144A) (EUR)	1,240,000	1,514,643
5.500%, 01/15/28 (EUR)	1,250,000	2,082,349
Norway Government Bond 3.000%, 03/14/24 (144A) (NOK)	3,240,000	454,062
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	1,076,279
5.750%, 04/25/29 (PLN)	1,105,000	366,501
Singapore Government Bond 2.250%, 06/01/21 (SGD)	865,000	643,524
South Africa Government Bonds 8.250%, 09/15/17 (ZAR)	12,430,000	1,042,645
10.500%, 12/21/26 (ZAR)	10,465,000	1,001,254
Spain Government Bonds 2.750%, 10/31/24 (144A) (EUR)	1,615,000	1,872,051
3.150%, 01/31/16 (EUR)	2,940,000	3,335,613
3.800%, 01/31/17 (144A) (EUR)	2,725,000	3,204,992
4.000%, 04/30/20 (144A) (EUR)	2,190,000	2,759,534
4.200%, 01/31/37 (144A) (EUR)	650,000	839,365
4.400%, 10/31/23 (144A) (EUR)	445,000	582,937
4.700%, 07/30/41 (144A) (EUR)	425,000	590,321
5.850%, 01/31/22 (144A) (EUR)	2,230,000	3,122,063
6.000%, 01/31/29 (EUR)	770,000	1,168,604
Sweden Government Bonds 1.500%, 11/13/23 (SEK)	3,330,000	422,102
4.500%, 08/12/15 (SEK)	660,000	80,046
5.000%, 12/01/20 (SEK)	8,685,000	1,307,059
Switzerland Government Bond 4.000%, 02/11/23 (CHF)	415,000	582,895
United Kingdom Gilt 1.750%, 01/22/17 (GBP)	1,495,000	2,392,262
1.750%, 09/07/22 (GBP)	275,000	430,318
2.000%, 01/22/16 (GBP)	1,160,000	1,837,951
2.250%, 09/07/23 (GBP)	2,630,000	4,229,085
2.750%, 09/07/24 (GBP)	340,000	565,579
3.250%, 01/22/44 (GBP)	2,625,000	4,549,308
3.750%, 09/07/20 (GBP)	1,395,000	2,439,402
4.250%, 09/07/39 (GBP)	2,290,000	4,602,334
4.500%, 12/07/42 (GBP)	275,000	584,065
8.000%, 06/07/21 (GBP)	1,170,000	2,504,289

Total Foreign Government (Cost $260,517,670)		222,285,235

Mutual Funds—1.6%

Investment Company Securities—1.6%
F&C Commercial Property Trust, Ltd.	57,350	127,219
F&C UK Real Estate Investment, Ltd.	25,400	39,727
iShares International Developed Real Estate ETF (b)	1,289,880	38,361,031

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—(Continued)

Security Description	Shares/ Contracts	Value

Investment Company Securities—(Continued)
MedicX Fund, Ltd. (b)	39,283	$50,008
Picton Property Income, Ltd.	58,700	64,798
Standard Life Investment Property Income Trust plc	30,090	39,602
UK Commercial Property Trust, Ltd.	66,400	95,048
Vanguard REIT ETF (b)	365,200	27,276,788
Vanguard Small-Cap ETF	117,770	14,305,522

Total Mutual Funds (Cost $82,924,319)		80,359,743

Preferred Stocks—0.1%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,286	447,338
Porsche Automobil Holding SE	14,774	1,244,249
Volkswagen AG	15,686	3,636,279

		5,327,866

Chemicals—0.0%
FUCHS Petrolub SE	6,782	286,385

Household Products—0.0%
Henkel AG & Co. KGaA	17,190	1,927,765

Total Preferred Stocks (Cost $5,997,945)		7,542,016

Purchased Options—0.1%

Call Options—0.1%
S&P 500 Index, Strike Price $2,135, Expires 09/18/15 (Counterparty - Bank of America N.A.)	175,400	3,325,032
S&P 500 Index, Strike Price $2,190, Expires 08/21/15 (Counterparty - Deutsche Bank AG)	8,566	16,104
S&P 500 Index, Strike Price $2,190, Expires 08/21/15 (Counterparty - Deutsche Bank AG)	186,000	349,669

Total Purchased Options (Cost $8,800,827)		3,690,805

Rights—0.0%

Distribution/Wholesale—0.0%
Jardine Cycle & Carriage, Ltd., Expires 07/15/15 (a) (d)	1,133	5,974

Real Estate Investment Trusts—0.0%
Hamborner REIT AG (a) (b)	5,200	348

Total Rights (Cost $0)		6,322

Short-Term Investments—28.5%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—4.6%
State Street Navigator Securities Lending MET Portfolio (j)	235,696,625	235,696,625

Repurchase Agreement—22.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $1,182,358,125 on 07/01/15, collateralized by $1,181,910,000 U.S. Government Agency Obligations with rates ranging from 0.625% - 5.355%, maturity dates ranging from 12/15/16 - 10/31/19, with a value of $1,206,010,991.	1,182,358,125	1,182,358,125

U.S. Treasury—1.0%
U.S. Treasury Bills 0.020%, 07/23/15 (k)	50,000,000	49,999,358

Total Short-Term Investments (Cost $1,468,054,108)		1,468,054,108

Total Investments—104.0% (Cost $4,829,037,416) (l)		5,357,889,558
Other assets and liabilities (net)—(4.0)%		(204,502,761)

Net Assets—100.0%		$5,153,386,797

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $240,893,514 and the collateral received consisted of cash in the amount of $235,696,625 and non-cash collateral with a value of $13,538,297. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, these securities represent less than 0.05% of net assets.
(d)	Illiquid security. As of June 30, 2015, these securities represent 0.0% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $104,829,323.
(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2015, the market value of securities pledged was $5,075,297.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

(h)	Principal amount of security is adjusted for inflation.
(i)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2015, the market value of securities pledged was $63,009,828.
(j)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(k)	The rate shown represents current yield to maturity.
(l)	As of June 30, 2015, the aggregate cost of investments was $4,829,037,416. The aggregate unrealized appreciation and depreciation of investments were $684,847,274 and $(155,995,132), respectively, resulting in net unrealized appreciation of $528,852,142.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $29,296,911, which is 0.6% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(ZAR)—	South African Rand

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	6,837,000	Royal Bank of Scotland plc	09/17/15	$5,278,356	$(25,217)
CHF	38,489,386	Credit Suisse International	09/17/15	41,873,953	(583,417)
CHF	8,030,000	UBS AG	09/17/15	8,692,560	(78,159)
GBP	371,835	UBS AG	07/10/15	576,558	7,654
GBP	6,948,492	Royal Bank of Scotland plc	09/17/15	11,010,963	(99,191)
JPY	256,602,649	HSBC Bank USA	07/24/15	2,077,690	19,539
JPY	73,480,633	UBS AG	07/24/15	585,421	15,140
JPY	677,693,000	Barclays Bank plc	09/17/15	5,532,865	10,055
JPY	6,367,134,000	Barclays Bank plc	09/17/15	51,982,969	94,474
JPY	590,359,000	Citibank N.A.	09/17/15	4,772,857	55,750
JPY	761,711,036	Goldman Sachs International	09/17/15	6,197,055	33,058
SEK	131,569,697	Credit Suisse International	09/17/15	16,210,055	(313,439)

Contracts to Deliver
AUD	5,986,270	BNP Paribas S.A.	08/07/15	$4,576,246	$(33,397)
AUD	46,170,000	Royal Bank of Scotland plc	09/17/15	35,595,316	121,073
CAD	4,807,566	BNP Paribas S.A.	07/23/15	3,898,638	50,555
CAD	6,530,000	Standard Chartered Bank	09/17/15	5,311,519	88,688
CHF	539,380	Barclays Bank plc	08/13/15	577,966	135
CHF	39,111,000	Barclays Bank plc	09/17/15	42,235,087	277,698
CHF	13,156,000	State Street Bank and Trust	09/17/15	14,306,889	193,432
DKK	13,970,728	State Street Bank and Trust	07/29/15	2,103,398	14,153
EUR	97,440,013	Societe Generale	07/30/15	109,542,842	872,521
EUR	61,658,000	Barclays Bank plc	09/17/15	69,819,053	1,005,672
EUR	15,634,000	Citibank N.A.	09/17/15	17,554,184	105,865
EUR	4,762,000	Credit Suisse International	09/17/15	5,402,540	87,913
EUR	11,662,000	UBS AG	09/17/15	13,133,283	117,914
EUR	8,204,000	UBS AG	09/17/15	9,188,532	32,462
GBP	15,902,249	State Street Bank and Trust	07/10/15	24,373,409	(611,561)
GBP	10,652,000	Barclays Bank plc	09/17/15	16,386,451	(341,236)
GBP	33,440,000	UBS AG	09/17/15	51,921,619	(591,884)
JPY	8,964,733,241	Deutsche Bank AG	07/24/15	72,253,303	(1,015,996)
JPY	6,957,493,000	Goldman Sachs International	09/17/15	58,183,235	1,277,185

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
JPY	1,439,404,036	HSBC Bank USA	09/17/15	$11,623,752	$(149,282)
MXN	47,982,283	HSBC Bank USA	07/16/15	3,124,843	75,079
NOK	3,389,307	State Street Bank and Trust	07/29/15	428,926	(3,090)
PLN	5,364,981	State Street Bank and Trust	07/23/15	1,431,763	5,686
SEK	14,053,091	Royal Bank of Scotland plc	07/29/15	1,681,051	(15,067)
SEK	137,281,000	Royal Bank of Scotland plc	09/17/15	16,639,792	53,121
SGD	871,442	Barclays Bank plc	07/24/15	648,518	1,713
ZAR	26,334,426	HSBC Bank USA	07/15/15	2,170,336	10,549

Net Unrealized Appreciation					$766,148

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/15	793	AUD	99,056,776	$212,597
Canada Government Bond 10 Year Futures	09/21/15	155	CAD	21,569,268	104,669
MSCI EAFE Mini Index Futures	09/18/15	50	USD	4,664,833	(79,832)
S&P 500 E-Mini Index Futures	09/18/15	271	USD	28,394,383	(557,263)
TOPIX Index Futures	09/10/15	475	JPY	7,836,636,721	(749,779)
U.S. Treasury Long Bond Futures	09/21/15	3	USD	453,591	(1,059)
U.S. Treasury Note 10 Year Futures	09/21/15	2,404	USD	303,060,295	256,893
U.S. Treasury Ultra Long Bond Futures	09/21/15	623	USD	97,263,283	(1,282,345)
United Kingdom Long Gilt Bond Futures	09/28/15	922	GBP	106,772,177	(108,601)

Futures Contracts—Short
Euro Bobl Futures	09/08/15	(224)	EUR	(29,028,311)	2,666
Euro Buxl 30 Year Bond Futures	09/08/15	(70)	EUR	(10,883,976)	534,209
Euro Stoxx 50 Index Futures	09/18/15	(560)	EUR	(19,091,952)	(166,835)
Euro-Bund Futures	09/08/15	(233)	EUR	(35,525,570)	122,155
FTSE 100 Index Futures	09/18/15	(576)	GBP	(38,429,384)	1,608,872
Hang Seng Index Futures	07/30/15	(110)	HKD	(150,013,050)	759,983
Japanese Government 10 Year Bond Futures	09/10/15	(90)	JPY	(13,202,940,600)	(199,039)
SPI 200 Futures	09/17/15	(344)	AUD	(47,490,359)	830,310

Net Unrealized Appreciation					$1,287,601

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	0.3460%	02/08/16	Citibank N.A.	S&P 400 Midcap Total Return Index	USD	167,824,655	$(2,809,623)	$—	$(2,809,623)
Pay	3M LIBOR	1.0000%	03/18/16	Goldman Sachs International	Russell 2000 Total Return Index	USD	57,256,738	579,404	—	579,404
Pay	3M LIBOR	1.0000%	04/20/16	Goldman Sachs International	Russell 2000 Total Return Index	USD	289,757	(4,029)	—	(4,029)
Pay	3M LIBOR	0.3651%	04/20/16	Goldman Sachs International	S&P 400 Midcap Total Return Index	USD	9,504,050	(187,738)	—	(187,738)
Pay	3M LIBOR	1.0000%	04/20/16	Goldman Sachs International	Russell 2000 Total Return Index	USD	100,672,595	(1,399,917)	—	(1,399,917)

Totals								$(3,821,903)	$—	$(3,821,903)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements—(Continued)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	2.440%	06/24/25	USD	1,311,470,000	$(372,851)

OTC Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
CDX.NA.HY.24	5.000%	06/20/20	Morgan Stanley Capital Services, LLC	3.557%	USD	78,685,200	$4,890,855	$5,578,781	$(687,926)

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Securities in the amount of $4,161,891 have been received at the custodian bank as collateral for OTC swap contracts and forward foreign currency exchange contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$27,559,415	$13,308,431	$—	$40,867,846
Air Freight & Logistics	7,423,147	4,735,209	—	12,158,356
Airlines	5,023,349	2,794,886	—	7,818,235
Auto Components	4,496,261	16,909,074	—	21,405,335
Automobiles	6,502,987	48,427,442	—	54,930,429
Banks	64,329,633	171,957,942	0	236,287,575
Beverages	21,709,864	30,938,624	—	52,648,488
Biotechnology	33,009,170	5,071,534	—	38,080,704
Building Products	860,216	8,277,740	—	9,137,956
Capital Markets	24,176,270	26,762,675	—	50,938,945
Chemicals	25,123,521	44,907,740	—	70,031,261
Commercial Services & Supplies	4,315,213	7,086,573	—	11,401,786
Communications Equipment	16,065,974	6,435,006	—	22,500,980
Construction & Engineering	1,125,315	8,586,335	—	9,711,650
Construction Materials	1,113,869	7,977,121	—	9,090,990
Consumer Finance	8,659,841	735,743	—	9,395,584
Containers & Packaging	2,593,000	2,073,342	—	4,666,342
Distributors	771,301	250,333	—	1,021,634
Diversified Consumer Services	458,241	161,480	—	619,721
Diversified Financial Services	20,515,986	15,213,686	—	35,729,672
Diversified Telecommunication Services	23,318,570	38,761,228	—	62,079,798
Electric Utilities	16,374,676	21,194,411	—	37,569,087
Electrical Equipment	5,714,390	16,588,930	—	22,303,320
Electronic Equipment, Instruments & Components	4,182,022	15,757,814	—	19,939,836
Energy Equipment & Services	13,540,388	3,691,670	—	17,232,058
Food & Staples Retailing	24,670,403	20,642,992	—	45,313,395
Food Products	17,481,132	37,174,451	—	54,655,583
Gas Utilities	313,349	6,507,456	—	6,820,805
Health Care Equipment & Supplies	22,437,136	10,489,975	—	32,927,111
Health Care Providers & Services	31,068,373	6,749,309	—	37,817,682
Health Care Technology	1,178,163	376,041	—	1,554,204
Hotels, Restaurants & Leisure	18,456,128	15,084,207	—	33,540,335
Household Durables	4,590,912	13,184,711	—	17,775,623
Household Products	18,094,133	8,637,852	—	26,731,985
Independent Power and Renewable Electricity Producers	931,885	991,577	—	1,923,462
Industrial Conglomerates	24,587,594	17,927,498	—	42,515,092
Insurance	28,988,572	70,108,399	—	99,096,971

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet & Catalog Retail	$16,116,104	$1,238,894	$—	$17,354,998
Internet Software & Services	34,099,611	1,484,171	—	35,583,782
IT Services	35,299,534	6,388,591	—	41,688,125
Leisure Products	968,719	2,099,819	—	3,068,538
Life Sciences Tools & Services	4,579,497	1,207,737	—	5,787,234
Machinery	15,997,022	32,027,292	—	48,024,314
Marine	—	3,380,875	—	3,380,875
Media	38,694,607	24,072,188	—	62,766,795
Metals & Mining	4,155,044	34,365,565	—	38,520,609
Multi-Utilities	11,303,515	15,019,969	—	26,323,484
Multiline Retail	8,245,338	5,258,108	—	13,503,446
Oil, Gas & Consumable Fuels	67,857,347	61,505,018	—	129,362,365
Paper & Forest Products	1,143,825	2,554,391	—	3,698,216
Personal Products	1,102,315	20,101,658	—	21,203,973
Pharmaceuticals	67,085,106	118,006,501	—	185,091,607
Professional Services	2,112,762	8,028,577	—	10,141,339
Real Estate Investment Trusts	97,840,253	53,256,246	—	151,096,499
Real Estate Management & Development	3,575,476	50,285,806	—	53,861,282
Road & Rail	9,446,929	14,110,679	—	23,557,608
Semiconductors & Semiconductor Equipment	25,156,647	9,650,052	—	34,806,699
Software	38,623,216	12,191,286	—	50,814,502
Specialty Retail	24,934,305	13,959,986	—	38,894,291
Technology Hardware, Storage & Peripherals	50,948,450	7,715,993	—	58,664,443
Textiles, Apparel & Luxury Goods	9,394,101	20,322,942	—	29,717,043
Thrifts & Mortgage Finance	267,600	—	—	267,600
Tobacco	14,258,065	18,449,290	—	32,707,355
Trading Companies & Distributors	1,929,954	15,570,206	—	17,500,160
Transportation Infrastructure	—	6,540,532	—	6,540,532
Water Utilities	—	1,676,433	—	1,676,433
Wireless Telecommunication Services	—	22,662,462	—	22,662,462
Total Common Stocks	1,116,895,741	1,309,610,704	0	2,426,506,445
Total U.S. Treasury & Government Agencies*	—	1,149,444,884	—	1,149,444,884
Total Foreign Government*	—	222,285,235	—	222,285,235
Mutual Funds
Investment Company Securities	79,943,341	416,402	—	80,359,743
Total Preferred Stocks*	—	7,542,016	—	7,542,016
Total Purchased Options*	3,690,805	—	—	3,690,805
Total Rights*	6,322	—	—	6,322
Short-Term Investments
Mutual Fund	235,696,625	—	—	235,696,625
Repurchase Agreement	—	1,182,358,125	—	1,182,358,125
U.S. Treasury	—	49,999,358	—	49,999,358
Total Short-Term Investments	235,696,625	1,232,357,483	—	1,468,054,108
Total Investments	$1,436,232,834	$3,921,656,724	$0	$5,357,889,558

Collateral for securities loaned (Liability)	$—	$(235,696,625)	$—	$(235,696,625)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,627,084	$—	$4,627,084
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(3,860,936)	—	(3,860,936)
Total Forward Contracts	$—	$766,148	$—	$766,148
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,432,354	$—	$—	$4,432,354
Futures Contracts (Unrealized Depreciation)	(3,144,753)	—	—	(3,144,753)
Total Futures Contracts	$1,287,601	$—	$—	$1,287,601
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(372,851)	$—	$(372,851)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$5,470,259	$—	$5,470,259
OTC Swap Contracts at Value (Liabilities)	—	(4,401,307)	—	(4,401,307)
Total OTC Swap Contracts	$—	$1,068,952	$—	$1,068,952

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $7,007,288 were due to the application of a systematic fair valuation model factor.

As of June 30, 2015, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the valuation techniques used since the December 31, 2014 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at June 30, 2015 have not been presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$4,171,983,067
Affiliated investments at value (c)	3,548,366
Repurchase Agreement	1,182,358,125
Cash	14,038,157
Cash denominated in foreign currencies (d)	9,298,452
Cash collateral for centrally cleared swap contracts	117,088
OTC swap contracts at market value (e)	5,470,259
Unrealized appreciation on forward foreign currency exchange contracts	4,627,084
Receivable for:
Investments sold	377,104
Fund shares sold	794,712
Dividends and interest	14,333,483
Variation margin on futures contracts	546,239
Interest on OTC swap contracts	176,169
Variation margin on centrally cleared swap contracts	502,955

Total Assets	5,408,171,260
Liabilities
OTC swap contracts at market value	4,401,307
Cash collateral for swap contracts	719,450
Unrealized depreciation on forward foreign currency exchange contracts	3,860,936
Collateral for securities loaned	235,696,625
Payables for:
Investments purchased	1,400,800
Open OTC swap contracts cash collateral	3,139,889
Fund shares redeemed	1,027,013
Interest on OTC swap contracts	72,036
Accrued expenses:
Management fees	2,537,451
Distribution and service fees	1,073,165
Deferred trustees’ fees	59,120
Other expenses	796,671

Total Liabilities	254,784,463

Net Assets	$5,153,386,797

Net assets consist of:
Paid in surplus	$4,564,731,984
Distributions in excess of net investment income	(4,470,979)
Accumulated net realized gain	67,182,107
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	525,943,685

Net Assets	$5,153,386,797

Net Assets
Class B	$5,153,386,797
Capital Shares Outstanding*
Class B	458,367,070
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,644,446,994.
(b)	Includes securities loaned at value of $240,893,514.
(c)	Identified cost of affiliated investments was $2,232,297.
(d)	Identified cost of cash denominated in foreign currencies was $9,324,160.
(e)	Net premium paid on OTC swap contracts was $5,578,781.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$40,212,600
Dividends from affiliated investments	45,947
Interest	10,451,953
Securities lending income	1,089,048

Total investment income	51,799,548
Expenses
Management fees	15,992,425
Administration fees	84,308
Custodian and accounting fees	532,089
Distribution and service fees—Class B	6,560,200
Audit and tax services	46,474
Legal	16,040
Trustees’ fees and expenses	19,698
Shareholder reporting	122,628
Insurance	16,410
Miscellaneous	28,155

Total expenses	23,418,427
Less management fee waiver	(491,755)

Net expenses	22,926,672

Net Investment Income	28,872,876

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	24,048,695
Futures contracts	17,698,716
Written options	2,876,782
Swap contracts	29,900,771
Foreign currency transactions	17,713,294

Net realized gain	92,238,258

Net change in unrealized appreciation (depreciation) on:
Investments	(866,771)
Affiliated investments	120,412
Futures contracts	1,065,045
Swap contracts	(19,807,627)
Foreign currency transactions	(9,519,999)

Net change in unrealized depreciation	(29,008,940)

Net realized and unrealized gain	63,229,318

Net Increase in Net Assets From Operations	$92,102,194

(a)	Net of foreign withholding taxes of $2,797,873.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,872,876	$59,299,844
Net realized gain	92,238,258	265,785,061
Net change in unrealized appreciation (depreciation)	(29,008,940)	40,676,400

Increase in net assets from operations	92,102,194	365,761,305

From Distributions to Shareholders
Net investment income
Class B	(169,604,727)	(100,095,595)
Net realized capital gains
Class B	(180,740,390)	(99,658,496)

Total distributions	(350,345,117)	(199,754,091)

Increase (decrease) in net assets from capital share transactions	216,337,060	(35,057,760)

Total increase (decrease) in net assets	(41,905,863)	130,949,454

Net Assets
Beginning of period	5,195,292,660	5,064,343,206

End of period	$5,153,386,797	$5,195,292,660

Accumulated undistributed net investment income (loss)
End of period	$(4,470,979)	$136,260,872

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	2,864,366	$34,831,246	6,780,832	$78,462,208
Reinvestments	30,786,038	350,345,117	17,851,125	199,754,091
Redemptions	(13,924,714)	(168,839,303)	(27,007,767)	(313,274,059)

Net increase (decrease)	19,725,690	$216,337,060	(2,375,810)	$(35,057,760)

Increase (decrease) derived from capital shares transactions		$216,337,060		$(35,057,760)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.84		$11.48	$10.70	$9.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.07		0.13	0.08	0.05		0.01
Net realized and unrealized gain (loss) on investments	0.15		0.69	1.09	0.93		(0.18	)(c)

Total from investment operations	0.22		0.82	1.17	0.98		(0.17)

Less Distributions
Distributions from net investment income	(0.40)		(0.23)	(0.15)	(0.01)		(0.04)
Distributions from net realized capital gains	(0.42)		(0.23)	(0.24)	(0.00	)(d)	(0.06)

Total distributions	(0.82)		(0.46)	(0.39)	(0.01)		(0.10)

Net Asset Value, End of Period	$11.24		$11.84	$11.48	$10.70		$9.73

Total Return (%) (e)	1.76	(f)	7.35	11.15	10.09		(1.72	)(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(g)	0.90	0.89	0.91		1.01	(g)
Net ratio of expenses to average net assets (%) (h)	0.87	(g)	0.88	0.88	0.91		0.97	(g)
Ratio of net investment income to average net assets (%)	1.10	(g)	1.15	0.74	0.52		0.13	(g)
Portfolio turnover rate (%)	18	(f)	37	29	35		15	(f)
Net assets, end of period (in millions)	$5,153.4		$5,195.3	$5,064.3	$4,142.1		$2,188.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-33

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Notes to Consolidated Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2015	% of Total Assets at June 30, 2015
AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.	5/2/2012	$63,308,888	1.2%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the consolidated financial statements were issued.

MIST-34

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, real estate investment trust (REIT) adjustments, passive foreign investment companies (PFICs), controlled foreign corporations and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

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AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $1,182,358,125, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified

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AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts* (a)	$372,851
	Unrealized appreciation on futures contracts** (a)	$1,233,189	Unrealized depreciation on futures contracts** (a)	1,591,044
Credit	OTC swap contracts at market value (b)	4,890,855
Equity	Investments at market value (c)	3,690,805
	OTC swap contracts at market value (b)	579,404	OTC swap contracts at market value (b)	4,401,307
	Unrealized appreciation on futures contracts** (a)	3,199,165	Unrealized depreciation on futures contracts** (a)	1,553,709
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,627,084	Unrealized depreciation on forward foreign currency exchange contracts	3,860,936

Total		$18,220,502		$11,779,847

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest receivable of $176,169 and OTC swap interest payable of $72,036.
(c)	Represents purchased options which are part of investments as shown in the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,389,747	$(341,236)	$—	$1,048,511
BNP Paribas S.A.	50,555	(33,397)	—	17,158
Citibank N.A.	161,615	(161,615)	—	—
Credit Suisse International	87,913	(87,913)	—	—

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$1,889,647	$(1,591,684)	$—	$297,963
HSBC Bank USA	105,167	(105,167)	—	—
Morgan Stanley Capital Services, LLC	4,890,855	—	—	4,890,855
Royal Bank of Scotland plc	174,194	(139,475)	—	34,719
Societe Generale	872,521	—	—	872,521
Standard Chartered Bank	88,688	—	—	88,688
State Street Bank and Trust	213,271	(213,271)	—	—
UBS AG	173,170	(173,170)	—	—

	$10,097,343	$(2,846,928)	$—	$7,250,415

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$341,236	$(341,236)	$—	$—
BNP Paribas S.A.	33,397	(33,397)	—	—
Citibank N.A.	2,809,623	(161,615)	—	2,648,008
Credit Suisse International	896,856	(87,913)	—	808,943
Deutsche Bank AG	1,015,996	—	—	1,015,996
Goldman Sachs International	1,591,684	(1,591,684)	—	—
HSBC Bank USA	149,282	(105,167)	—	44,115
Royal Bank of Scotland plc	139,475	(139,475)	—	—
State Street Bank and Trust	614,651	(213,271)	—	401,380
UBS AG	670,043	(173,170)	—	496,873

	$8,262,243	$(2,846,928)	$—	$5,415,315

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Consolidated Statement of Operations Location— Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$—	$—	$(7,823,684)	$—	$—	$(7,823,684)
Forward foreign currency transactions	—	—	—	—	14,216,144	14,216,144
Futures contracts	(18,924,500)	—	38,179,511	(1,556,295)	—	17,698,716
Swap contracts	(1,218,581)	(416,882)	31,536,234	—	—	29,900,771
Written options	—	—	2,876,782	—	—	2,876,782

	$(20,143,081)	$(416,882)	$64,768,843	$(1,556,295)	$14,216,144	$56,868,729

Consolidated Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$—	$—	$(5,110,022)	$—	$—	$(5,110,022)
Forward foreign currency transactions	—	—	—	—	(9,723,952)	(9,723,952)
Futures contracts	(2,154,645)	—	1,246,872	1,972,818	—	1,065,045
Swap contracts	(1,851,663)	(687,926)	(17,268,038)	—	—	(19,807,627)

	$(4,006,308)	$(687,926)	$(21,131,188)	$1,972,818	$(9,723,952)	$(33,576,556)

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$378,411
Forward foreign currency transactions	1,161,566,054
Futures contracts long	378,117,450
Futures contracts short	(136,510,178)
Swap contracts	1,493,850,776
Written options (b)	128,600

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Consolidated Statement of Operations.
(b)	Average notional amount reflects activity over a one month period.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2015:

Call Options	Number of Contracts	Premium Received
Options outstanding December 31, 2014	—	$—
Options written	128,600	3,191,852
Options bought back	(128,600)	(3,191,852)

Options outstanding June 30, 2015	—	$—

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$167,059,136	$581,661,819	$422,875,243	$868,643,635

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$15,992,425	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

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AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period January 1, 2015 through April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015	Realized Gain on shares sold	Income earned from affiliates during the period
MetLife, Inc.	63,375	0	0	63,375	$0	$45,947

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio (formerly, AllianceBernstein Global Dynamic Allocation Portfolio)

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$100,095,595	$146,724,302	$99,658,496	$11,475,644	$199,754,091	$158,199,946

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$326,269,412	$22,735,770	$497,942,808	$846,947,990

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-46

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio returned 2.01%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

Global capital markets started the six month period ending June 30, 2015 with a substantial tailwind of global monetary easing, as policymakers in more than 20 countries slashed borrowing costs in an effort to spur growth and fight weak inflation. Against this backdrop, the U.S. Dollar soared by 8.1% in the first quarter, before taking a breather in the second. Economic and corporate earnings reports diverged in the second quarter, as economic reports confirmed a weak start to the year with the Commerce Department indicating Gross Domestic Product contracted at an annual rate of -0.2% in the first quarter. Corporate earnings in the first quarter turned out better-than-expected, with S&P 500 profits rising 0.8%, far ahead of the estimated -4.7% decline. In turn, global equities vaulted to fresh all-time highs, with the MSCI World Index ending higher by 2.63%. U.S. Equity market returns, as measured by the S&P 500 Index, ended higher by 1.23% over the period, but varied by style and market cap. From a style perspective, growth outperformed value as exhibited by the Russell 1000 Growth Index’s 3.96% return, while the Russell 1000 Value Index declined -0.61%. From a market cap perspective, smaller companies outperformed as reflected by the Russell 2000 Index’s 4.75% return. Real Estate Investment Trust (“REIT”) and Commodity prices ultimately ended lower, with the DJ U.S. Select REIT Index declining -5.8% and the Bloomberg Commodity Index down -1.6%. The commodity Index’s decline reflected the sliding Natural Gas prices (-7.9%) and weakness in Precious Metals (-1.2%).

International equities posted strong returns over the period, as the MSCI EAFE Index rose 5.52%, while the Index as measured in local currencies gained 8.82%, the difference being attributed to the strengthening U.S. dollar over the period. Emerging market equities also gained ground, as the MSCI Emerging Market Index gained 2.95%.

In U.S. Fixed Income, the investment grade Barclays U.S. Aggregate Bond Index declined -0.10%. Over the period, the 10-year Treasury declined -0.51% as the yield on the 10-year Treasury ultimately ended higher, ending with a yield of 2.35% (rising from 2.17% at the beginning of the period). The Investment Grade Index’s major segments provided mixed results over the period, with U.S. Mortgage Backed Securities (+0.3%) gaining ground, while Treasuries ultimately ended roughly flat (0.0%) and Corporate issues (-0.9%) declined in value over the period. The Bank of America Merrill Lynch HY Master II Index outpaced the Investment Grade Index providing a positive 2.49% return over the period, ending with an effective yield of 6.73%, roughly in line with its yield at the beginning of period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio targets a long-term (i.e., over a full market cycle) average strategic asset allocation of 60% to global equity and 40% to fixed income. Allianz pursues the Portfolio’s investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. Allianz allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Allianz believes may affect the value of the Portfolio’s investments. The Portfolio utilizes both quantitative and fundamental research in order to identify trends and turning points in the global markets that inform its decisions about when and where to invest the Portfolio’s assets. To identify these trends, and their turning points, systematic indicators measure both their direction and relative strength for the purpose of achieving the Portfolio’s objectives of return enhancement and risk mitigation. To better identify turning points in trends, the systematic process is complimented by in depth fundamental analysis incorporating insights from Allianz’s global investment platform. Allianz may also use an “Opportunistic Component” whereby it invests up to 10% of the Portfolio in asset classes beyond the traditional global equity and fixed income exposures. The Portfolio has extended duration exposure to provide additional diversification and balance the sources of risk. This exposure is achieved through a 10-year Treasury interest rate swap, and is a constant position in the Portfolio.

The Portfolio, for the six month period ending June 30th, outperformed the return on the Dow Jones Moderate Index. In terms of absolute performance, exposure to Developed Equities outside the U.S. were a primary contributor to results, as the MSCI EAFE Index gained 5.52%, while conversely the swap on the 10-year Treasury ultimately declined in value over the period, after contributing to results in the first three months of the year. In terms of relative performance, selection effects in the Portfolio’s global equity exposure provided a notable tailwind to results, particularly in the Portfolio’s EAFE exposure where the Portfolio returned 9.85% outperforming the MSCI EAFE Index. Selections also contributed in the Portfolio’s U.S. equity exposure, as the portfolio returned 2.34% outpacing the Russell 3000 Index’s gain of 1.94%. The Portfolio also favored the U.S. Dollar relative to the Euro, which contributed to results as the Euro declined in value relative to the U.S. Dollar over the period. Detractors from relative results included timing effects in the Portfolio’s exposure to U.S. Equities and U.S. Government Bonds, while on average, the Portfolio was respectively overweight and underweight these segments. In the U.S. Equity exposure, the timing effect included an overweight exposure at the beginning of the period, which was followed by a decline in U.S. Equities in January, as reflected by the -2.78% decline in the Russell 3000 Index over the month before it rose in February. In the U.S. Government Bond exposure, the Portfolio was generally underweight this segment over the period while the magnitude was reduced toward the end of the second quarter. U.S. Government Bonds posted their most notable decline later in the reporting period contributing to the timing effects in the segment over the period. In the opportunistic portion of the

MIST-1

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*—(Continued)

Portfolio, a position in Emerging Market Equities was established and liquidated intra-period, further detracting from performance over the reporting period.

The Portfolio utilizes derivatives to gain exposure to certain asset classes and conduct tactical views to overweight and underweight certain asset classes relative to the benchmark. The Portfolio utilized derivatives to gain exposure to U.S. Equities, International Equities, Real Estate, and Fixed Income which have provided mixed contributions to absolute performance during the reporting period. The derivatives have performed as expected, enabling the Portfolio to gain exposure to the underlying asset classes in a liquid and cost effective way.

At the end of the reporting period, the Portfolio was overweight U.S. Equities and U.S. Corporate Bonds, while the largest active position was an underweight to U.S. Government Bonds.

Michael Stamos

Herold Rohweder

Giorgio Carlino

Portfolio Managers

Allianz Global Investors U.S. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
Allianz Global Investor Dynamic Multi-Asset Plus Portfolio
Class B	2.01	3.49	7.09
Dow Jones Moderate Index	1.64	1.25	5.06

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Equity Sectors

% of Net Assets
Financials	16.0
Consumer Discretionary	7.9
Health Care	7.0
Information Technology	6.8
Industrials	5.5

Top Fixed Income Sectors

% of Net Assets
Cash & Cash Equivalents	21.3
U.S. Treasury & Government Agencies	20.2

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)	Actual	1.20%	$1,000.00	$1,020.10	$6.01
	Hypothetical*	1.20%	$1,000.00	$1,018.84	$6.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—52.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
General Dynamics Corp.	460	$65,178
Spirit AeroSystems Holdings, Inc. - Class A (a)	485	26,728
Teledyne Technologies, Inc. (a)	1,081	114,056

		205,962

Air Freight & Logistics—0.9%
Atlas Air Worldwide Holdings, Inc. (a)	901	49,519
bpost S.A.	3,480	95,707
Deutsche Post AG	10,463	305,662
FedEx Corp.	1,041	177,387
Park-Ohio Holdings Corp.	396	19,190

		647,465

Airlines—0.2%
Air New Zealand, Ltd.	13,037	22,519
Alaska Air Group, Inc.	1,949	125,574
JetBlue Airways Corp. (a)	913	18,954

		167,047

Auto Components—0.4%
Bridgestone Corp.	300	11,089
Cie Automotive S.A.	3,372	54,796
Exedy Corp.	600	14,973
FCC Co., Ltd.	2,900	44,284
Keihin Corp.	1,800	25,744
Kongsberg Automotive ASA (a)	29,173	20,255
Modine Manufacturing Co. (a)	1,070	11,481
Nexteer Automotive Group, Ltd.	28,000	28,962
NOK Corp.	1,400	43,387
Standard Motor Products, Inc.	513	18,016
Takata Corp. (a)	1,500	16,332
Toyoda Gosei Co., Ltd.	800	19,234
Toyota Boshoku Corp.	1,600	27,118

		335,671

Automobiles—0.9%
Daimler AG	4,088	371,918
Peugeot S.A. (a)	1,006	20,646
Toyota Motor Corp.	4,600	307,653

		700,217

Banks—5.6%
Bancfirst Corp.	293	19,177
Banco Santander S.A.	13,508	94,297
Bank of Queensland, Ltd.	3,127	30,596
Berkshire Hills Bancorp, Inc.	1,916	54,568
BNC Bancorp	846	16,353
Cathay General Bancorp	1,777	57,664
Dah Sing Financial Holdings, Ltd.	2,000	13,037
DBS Group Holdings, Ltd.	8,100	124,286
DNB ASA	10,564	176,000
First Merchants Corp.	1,222	30,183
Great Southern Bancorp, Inc.	432	18,204
HSBC Holdings plc	15,475	138,544
Huntington Bancshares, Inc.	1,222	13,821

Banks—(Continued)
Iberiabank Corp.	360	24,563
Independent Bank Corp.	1,915	89,794
International Bancshares Corp.	3,267	87,784
Intesa Sanpaolo S.p.A.	32,679	118,341
Mitsubishi UFJ Financial Group, Inc.	63,300	452,970
Mizuho Financial Group, Inc.	198,700	428,462
National Penn Bancshares, Inc.	2,364	26,666
Oversea-Chinese Banking Corp., Ltd.	14,900	112,500
Pinnacle Financial Partners, Inc.	323	17,562
PNC Financial Services Group, Inc. (The)	553	52,894
Renasant Corp.	2,832	92,323
Royal Bank of Canada	5,215	318,912
Simmons First National Corp. - Class A	651	30,389
Southside Bancshares, Inc.	992	28,996
Sparebank 1 Nord Norge	2,534	13,348
Sumitomo Mitsui Financial Group, Inc.	9,300	413,240
Sydbank A/S	1,289	49,363
Toronto-Dominion Bank (The)	7,347	311,998
UniCredit S.p.A.	1,976	13,257
United Overseas Bank, Ltd.	6,600	112,928
Wells Fargo & Co.	11,897	669,087
WesBanco, Inc.	396	13,472

		4,265,579

Beverages—0.6%
Dr Pepper Snapple Group, Inc.	4,248	309,679
Heineken Holding NV	2,459	173,106

		482,785

Biotechnology—1.1%
AMAG Pharmaceuticals, Inc. (a)	1,064	73,480
Amgen, Inc.	1,266	194,356
Gilead Sciences, Inc.	4,549	532,597
PDL BioPharma, Inc.	8,685	55,845

		856,278

Building Products—0.1%
Insteel Industries, Inc.	1,352	25,282
Patrick Industries, Inc. (a)	591	22,488

		47,770

Capital Markets—0.9%
3i Group plc	22,265	180,524
Arlington Asset Investment Corp. - Class A	1,498	29,301
Bank of New York Mellon Corp. (The)	3,240	135,983
Cowen Group, Inc. - Class A (a)	10,192	65,229
Investec plc	3,160	28,378
Morgan Stanley	5,978	231,887
Piper Jaffray Cos. (a)	1,047	45,691

		716,993

Chemicals—1.0%
A. Schulman, Inc.	747	32,659
Borregaard ASA	7,689	54,419
Denki Kagaku Kogyo KK	25,000	111,065

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
K&S AG	1,794	$75,551
Kuraray Co., Ltd.	13,100	160,119
Minerals Technologies, Inc.	1,331	90,681
Yara International ASA	4,102	214,011

		738,505

Commercial Services & Supplies—0.4%
ADT Corp. (The)	2,377	79,796
Deluxe Corp.	456	28,272
Downer EDI, Ltd.	3,926	14,389
Multi-Color Corp.	303	19,355
Pitney Bowes, Inc.	5,517	114,809
Transcontinental, Inc. - Class A	1,015	12,506
Transfield Services, Ltd. (a)	9,742	10,612
West Corp.	979	29,468

		309,207

Communications Equipment—0.5%
ARRIS Group, Inc. (a)	1,801	55,111
Brocade Communications Systems, Inc.	8,921	105,981
Cisco Systems, Inc.	7,769	213,337
Comtech Telecommunications Corp.	389	11,300

		385,729

Construction & Engineering—0.5%
ACS Actividades de Construccion y Servicios S.A.	1,572	50,722
Boskalis Westminster NV	2,813	138,092
Galliford Try plc	2,829	77,268
Peab AB	7,614	56,257
Tutor Perini Corp. (a)	1,032	22,271
Veidekke ASA	2,311	25,810

		370,420

Consumer Finance—0.3%
Capital One Financial Corp.	1,561	137,321
Nelnet, Inc. - Class A	1,704	73,800
Springleaf Holdings, Inc. (a)	366	16,803

		227,924

Containers & Packaging—0.0%
Smurfit Kappa Group plc	490	13,470

Diversified Consumer Services—0.1%
DeVry Education Group, Inc.	357	10,703
EnerCare, Inc.	1,110	11,820
Service Corp. International	530	15,598

		38,121

Diversified Financial Services—0.4%
Berkshire Hathaway, Inc. - Class B (a)	137	18,647
CME Group, Inc.	523	48,671
Heartland New Zealand, Ltd.	13,369	10,602
Voya Financial, Inc.	5,406	251,217

		329,137

Diversified Telecommunication Services—2.3%
AT&T, Inc.	15,932	565,905
BCE, Inc.	2,590	110,028
BT Group plc	40,207	284,751
CenturyLink, Inc.	9,253	271,853
Consolidated Communications Holdings, Inc.	2,640	55,466
Frontier Communications Corp.	5,430	26,879
General Communication, Inc. - Class A (a)	2,142	36,436
IDT Corp. - Class B	1,360	24,589
Iridium Communications, Inc. (a)	1,969	17,898
Orange S.A.	19,428	300,608
PCCW, Ltd.	53,000	31,505
Telefonica S.A.	3,541	50,465

		1,776,383

Electric Utilities—2.4%
American Electric Power Co., Inc.	2,353	124,638
Duke Energy Corp.	4,911	346,815
Entergy Corp.	1,893	133,457
Exelon Corp.	10,543	331,261
Iberdrola S.A.	28,168	190,272
NextEra Energy, Inc.	3,545	347,516
Portland General Electric Co.	815	27,025
Southern Co. (The)	7,980	334,362

		1,835,346

Electrical Equipment—0.0%
Fujikura, Ltd.	3,000	16,744

Electronic Equipment, Instruments & Components—1.1%
Arrow Electronics, Inc. (a)	2,638	147,200
Austria Technologie & Systemtechnik AG	1,734	25,104
CDW Corp.	2,181	74,764
Citizen Holdings Co., Ltd.	7,100	49,508
Corning, Inc.	1,427	28,155
E2V Technologies plc	4,528	17,864
Flextronics International, Ltd. (a)	1,071	12,113
Hitachi, Ltd.	48,000	316,165
Jabil Circuit, Inc.	737	15,691
Sanmina Corp. (a)	569	11,471
SYNNEX Corp.	1,141	83,510
Taiyo Yuden Co., Ltd.	1,700	23,837
Wasion Group Holdings, Ltd.	16,000	24,754

		830,136

Energy Equipment & Services—0.2%
Atwood Oceanics, Inc.	617	16,314
BW Offshore, Ltd.	21,433	13,799
Helix Energy Solutions Group, Inc. (a)	3,261	41,186
Seadrill, Ltd.	6,520	67,797

		139,096

Food & Staples Retailing—1.2%
CVS Health Corp.	4,571	479,406
Delhaize Group S.A.	1,815	149,731
George Weston, Ltd.	157	12,332

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Ingles Markets, Inc. - Class A	976	$46,624
Kroger Co. (The)	2,621	190,049
Rallye S.A.	1,522	45,785

		923,927

Food Products—1.4%
Archer-Daniels-Midland Co.	7,385	356,105
Aryzta AG (a)	255	12,606
Bunge, Ltd.	1,511	132,666
Cal-Maine Foods, Inc.	2,170	113,274
John B Sanfilippo & Son, Inc.	1,161	60,256
Leroy Seafood Group ASA	1,028	33,550
Pilgrim’s Pride Corp.	606	13,920
Sanderson Farms, Inc.	1,289	96,881
Tassal Group, Ltd.	6,685	17,099
Tyson Foods, Inc. - Class A	4,872	207,693

		1,044,050

Gas Utilities—0.3%
Atmos Energy Corp.	1,099	56,357
UGI Corp.	4,753	163,741

		220,098

Health Care Equipment & Supplies—0.0%
Inogen, Inc. (a)	636	28,366

Health Care Providers & Services—3.1%
Aetna, Inc.	3,640	463,954
Amsurg Corp. (a)	868	60,717
Anthem, Inc.	2,539	416,752
Cardinal Health, Inc.	1,700	142,205
Centene Corp. (a)	218	17,527
Cigna Corp.	3,002	486,324
HealthSouth Corp.	696	32,058
Kindred Healthcare, Inc.	691	14,020
LifePoint Hospitals, Inc. (a)	272	23,650
Providence Service Corp. (The) (a)	618	27,365
Quest Diagnostics, Inc.	4,578	331,997
Triple-S Management Corp. - Class B (a)	2,464	63,226
UnitedHealth Group, Inc.	2,570	313,540

		2,393,335

Hotels, Restaurants & Leisure—0.5%
Carnival plc	2,992	153,035
Echo Entertainment Group, Ltd.	25,796	86,329
Greene King plc	4,548	60,297
Marriott Vacations Worldwide Corp.	254	23,305
Royal Caribbean Cruises, Ltd.	244	19,200

		342,166

Household Durables—1.0%
Barratt Developments plc	15,330	147,947
Bellway plc	1,915	71,295
Berkeley Group Holdings plc	2,192	115,387
Libbey, Inc.	761	31,452

Household Durables—(Continued)
Persimmon plc (a)	7,129	221,553
Tamron Co., Ltd.	1,500	31,632
Taylor Wimpey plc	54,216	158,125

		777,391

Household Products—0.1%
HRG Group, Inc. (a)	4,961	64,493

Industrial Conglomerates—0.2%
3M Co.	1,064	164,175
General Electric Co.	519	13,790

		177,965

Insurance—3.4%
ACE, Ltd.	3,188	324,156
Allstate Corp. (The)	4,959	321,690
American International Group, Inc.	2,624	162,216
Aviva plc	2,268	17,579
Direct Line Insurance Group plc	21,395	112,988
Endurance Specialty Holdings, Ltd.	1,704	111,953
Everest Re Group, Ltd.	1,812	329,802
Federated National Holding Co.	525	12,705
MetLife, Inc. (b)	921	51,567
Muenchener Rueckversicherungs-Gesellschaft AG	439	77,810
Navigators Group, Inc. (The) (a)	299	23,190
Reinsurance Group of America, Inc.	1,835	174,087
Selective Insurance Group, Inc.	746	20,925
Swiss Re AG	2,891	255,717
Travelers Cos., Inc. (The)	3,368	325,551
Zurich Insurance Group AG (a)	970	295,670

		2,617,606

Internet Software & Services—0.4%
DHI Group, Inc. (a)	3,408	30,297
Facebook, Inc. - Class A (a)	1,041	89,281
Google, Inc. - Class A (a)	35	18,902
j2 Global, Inc.	2,405	163,396

		301,876

IT Services—1.2%
Atea ASA	2,196	19,601
Bechtle AG	761	57,670
Booz Allen Hamilton Holding Corp.	1,270	32,055
Cardtronics, Inc. (a)	1,493	55,316
CGI Group, Inc. - Class A (a)	315	12,320
Convergys Corp.	4,899	124,876
Euronet Worldwide, Inc. (a)	843	52,013
Itochu Techno-Solutions Corp.	800	19,904
NeuStar, Inc. - Class A (a)	2,392	69,870
NS Solutions Corp.	1,600	53,351
Science Applications International Corp.	570	30,124
Sykes Enterprises, Inc. (a)	2,505	60,746
Western Union Co. (The)	16,897	343,516

		931,362

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.2%
American Railcar Industries, Inc.	1,121	$54,526
CKD Corp.	5,400	61,832
Duerr AG	812	75,644
FreightCar America, Inc.	859	17,936
GLORY, Ltd.	500	14,799
Greenbrier Cos., Inc.	1,380	64,653
Illinois Tool Works, Inc.	287	26,344
Kadant, Inc.	486	22,939
Krones AG	1,070	111,811
Lydall, Inc. (a)	424	12,533
Mitsui Engineering & Shipbuilding Co., Ltd.	9,000	15,580
Mueller Industries, Inc.	861	29,894
PACCAR, Inc.	3,825	244,073
Standex International Corp.	244	19,503
Trinity Industries, Inc.	4,997	132,071
Valmet Oyj	991	11,164
Vesuvius plc	1,930	12,902
Wacker Neuson SE	759	15,909

		944,113

Marine—0.2%
DFDS A/S	190	26,257
Kawasaki Kisen Kaisha, Ltd.	5,000	11,798
Matson, Inc.	1,329	55,871
Orient Overseas International, Ltd.	9,000	46,011

		139,937

Media—2.9%
AMC Entertainment Holdings, Inc. - Class A	811	24,881
APN News & Media, Ltd. (a)	18,777	10,208
Cablevision Systems Corp. - Class A	2,897	69,354
Comcast Corp. - Class A	8,718	524,301
Comcast Corp. - Special Class A	5,421	324,935
Eros International plc (a)	2,657	66,744
Gannett Co., Inc. (a)	2,221	31,065
John Wiley & Sons, Inc. - Class A	259	14,082
Lagardere SCA	2,945	85,814
Nippon Television Holdings, Inc.	2,000	35,242
TEGNA, Inc.	4,441	142,423
Thomson Reuters Corp.	7,686	292,671
TV Tokyo Holdings Corp.	600	9,532
Walt Disney Co. (The)	5,243	598,436

		2,229,688

Metals & Mining—0.9%
Aichi Steel Corp.	7,000	31,263
Alcoa, Inc.	13,856	154,494
APERAM S.A. (a)	625	25,219
Boliden AB	8,382	152,627
Century Aluminum Co. (a)	591	6,164
Compass Minerals International, Inc.	163	13,389
Evolution Mining, Ltd.	18,796	16,654
Evraz plc (a)	11,283	21,842
Handy & Harman, Ltd. (a)	393	13,618
JFE Holdings, Inc.	800	17,742
Kaiser Aluminum Corp.	1,068	88,729

Metals & Mining—(Continued)
Norsk Hydro ASA	15,773	66,469
Northern Star Resources, Ltd.	16,724	28,356
NV Bekaert S.A.	556	15,677
Sumitomo Metal Mining Co., Ltd.	2,000	30,412

		682,655

Multi-Utilities—0.5%
Dominion Resources, Inc.	695	46,475
National Grid plc	22,523	289,633
SCANA Corp.	1,582	80,128

		416,236

Multiline Retail—0.8%
Canadian Tire Corp., Ltd. - Class A	1,270	135,826
Kohl’s Corp.	2,194	137,366
Macy’s, Inc.	1,214	81,909
Target Corp.	3,466	282,929

		638,030

Oil, Gas & Consumable Fuels—1.4%
BW LPG, Ltd.	4,001	34,233
Caltex Australia, Ltd.	3,542	86,698
DHT Holdings, Inc.	1,804	14,017
ERG S.p.A.	3,912	46,930
Euronav NV	2,548	37,410
Exxon Mobil Corp.	2,021	168,147
Green Plains, Inc.	3,203	88,243
Navigator Holdings, Ltd. (a)	2,653	50,248
Panhandle Oil and Gas, Inc. - Class A	1,419	29,359
PBF Energy, Inc. - Class A	1,127	32,029
REX American Resources Corp. (a)	540	34,366
Royal Dutch Shell plc - A Shares	1,660	47,277
Ship Finance International, Ltd.	4,124	67,304
Teekay Tankers, Ltd. - Class A	2,550	16,855
Tesoro Corp.	1,007	85,001
Valero Energy Corp.	2,668	167,017
Westmoreland Coal Co. (a)	1,241	25,788

		1,030,922

Paper & Forest Products—0.4%
Canfor Pulp Products, Inc.	988	12,388
Holmen AB - B Shares	3,090	90,168
Stora Enso Oyj - R Shares	1,350	13,899
UPM-Kymmene Oyj	10,232	181,580
Western Forest Products, Inc.	6,956	12,419

		310,454

Personal Products—0.1%
Revlon, Inc. - Class A (a)	745	27,349
USANA Health Sciences, Inc. (a)	127	17,356

		44,705

Pharmaceuticals—2.7%
Allergan plc (a)	786	238,520

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Eli Lilly & Co.	5,310	$443,332
Johnson & Johnson	6,783	661,071
Mallinckrodt plc (a)	825	97,119
Merck KGaA	197	19,622
Mylan NV (a)	2,200	149,292
Otsuka Holdings Co., Ltd.	1,700	54,039
Shire plc	167	13,424
Teva Pharmaceutical Industries, Ltd.	6,640	393,553

		2,069,972

Professional Services—0.1%
ICF International, Inc. (a)	331	11,539
Korn/Ferry International	431	14,986
TrueBlue, Inc. (a)	577	17,252
VSE Corp.	375	20,066

		63,843

Real Estate Investment Trusts—1.1%
AG Mortgage Investment Trust, Inc.	2,705	46,742
Anworth Mortgage Asset Corp.	9,718	47,910
Apollo Commercial Real Estate Finance, Inc.	3,015	49,537
Ares Commercial Real Estate Corp.	1,629	18,554
Befimmo S.A.	487	29,765
Chimera Investment Corp.	9,537	130,752
Colony Capital, Inc. - Class A	4,320	97,848
Excel Trust, Inc.	3,649	57,545
Fortune Real Estate Investment Trust	58,000	58,587
New Residential Investment Corp.	8,219	125,258
New York Mortgage Trust, Inc.	10,230	76,520
Omega Healthcare Investors, Inc.	2,297	78,856
Western Asset Mortgage Capital Corp.	3,539	52,271

		870,145

Road & Rail—0.7%
AMERCO	334	109,188
ArcBest Corp.	690	21,942
Con-way, Inc.	1,397	53,603
Go-Ahead Group plc	647	26,759
National Express Group plc	4,771	23,068
Ryder System, Inc.	326	28,483
Senko Co., Ltd.	3,000	18,981
Sixt SE	315	13,726
West Japan Railway Co.	4,200	268,721

		564,471

Semiconductors & Semiconductor Equipment—1.5%
Amkor Technology, Inc. (a)	5,063	30,277
Applied Materials, Inc.	4,351	83,626
BE Semiconductor Industries NV	1,862	52,090
Dialog Semiconductor plc (a)	1,016	54,920
Infineon Technologies AG	10,918	135,481
Intel Corp.	15,570	473,561
Lam Research Corp.	156	12,691
Micron Technology, Inc. (a)	6,408	120,727
NVIDIA Corp.	7,982	160,518

		1,123,891

Software—0.5%
ePlus, Inc. (a)	620	47,523
Mentor Graphics Corp.	3,557	94,012
Micro Focus International plc	1,360	29,043
Microsoft Corp.	3,447	152,185
Nemetschek AG	796	25,612
UBISOFT Entertainment (a)	2,910	51,941

		400,316

Specialty Retail—0.8%
Best Buy Co., Inc.	333	10,859
Bilia AB - A Shares	2,806	49,940
Foot Locker, Inc.	3,734	250,215
GameStop Corp. - Class A	3,253	139,749
Lookers plc	6,749	16,799
Murphy USA, Inc. (a)	2,257	125,986
Penske Automotive Group, Inc.	648	33,767

		627,315

Technology Hardware, Storage & Peripherals—1.6%
Apple, Inc.	7,334	919,867
Brother Industries, Ltd.	1,100	15,562
FUJIFILM Holdings Corp.	2,900	103,548
Hewlett-Packard Co.	6,331	189,993
Quantum Corp. (a)	7,662	12,872

		1,241,842

Textiles, Apparel & Luxury Goods—0.1%
Iconix Brand Group, Inc. (a)	2,471	61,701

Thrifts & Mortgage Finance—0.2%
Brookline Bancorp, Inc.	5,189	58,584
EverBank Financial Corp.	728	14,305
Home Loan Servicing Solutions, Ltd.	938	647
Ladder Capital Corp. - Class A	1,029	17,853
Provident Financial Services, Inc.	2,731	51,862

		143,251

Tobacco—0.3%
Reynolds American, Inc.	3,381	252,425

Trading Companies & Distributors—0.6%
AerCap Holdings NV (a)	1,217	55,726
Air Lease Corp.	4,134	140,143
Aircastle, Ltd.	3,455	78,325
GATX Corp.	1,777	94,448
H&E Equipment Services, Inc.	755	15,077
Rush Enterprises, Inc. - Class A (a)	2,182	57,190

		440,909

Transportation Infrastructure—0.2%
BBA Aviation plc	2,421	11,466
Flughafen Zuerich AG	145	112,011

		123,477

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services—0.6%
Spok Holdings, Inc.	692	$11,653
Vodafone Group plc	117,889	429,887

		441,540

Total Common Stocks (Cost $40,473,322)		40,120,458

U.S. Treasury & Government Agencies—20.2%

Federal Agencies—0.8%
Federal Home Loan Mortgage Corp. 1.000%, 06/29/17	300,000	301,646
Federal National Mortgage Association 1.375%, 11/15/16	338,000	341,975

		643,621

U.S. Treasury—19.4%
U.S. Treasury Bonds 3.000%, 11/15/44	200,000	195,641
3.125%, 02/15/43 (c)	400,000	400,562
4.375%, 05/15/41 (c) (d)	411,000	507,971
4.500%, 05/15/38 (d)	450,000	562,570
5.375%, 02/15/31	180,000	241,974
6.875%, 08/15/25	144,000	203,805
7.625%, 11/15/22	540,000	748,195
7.875%, 02/15/21	500,000	663,672
U.S. Treasury Notes 0.375%, 03/15/16 (c)	580,000	580,680
0.625%, 11/30/17	400,000	398,281
0.750%, 02/28/18	650,000	647,410
0.875%, 07/31/19	600,000	587,578
1.000%, 09/30/16	550,000	554,168
1.000%, 03/31/17	600,000	604,594
1.000%, 06/30/19	600,000	591,422
1.125%, 03/31/20	400,000	391,312
1.500%, 02/28/19	600,000	605,063
1.875%, 10/31/17	600,000	615,235
2.000%, 05/31/21	500,000	503,164
2.000%, 11/15/21	550,000	550,988
2.000%, 02/15/23	700,000	692,343
2.125%, 02/29/16	567,000	574,220
2.125%, 08/31/20	480,000	490,237
2.250%, 07/31/18 (d)	536,000	555,597
2.375%, 08/15/24	320,000	321,725
2.750%, 05/31/17	500,000	520,352
3.000%, 02/28/17	500,000	520,352
3.125%, 05/15/19	600,000	640,265
4.625%, 11/15/16	360,000	380,559

		14,849,935

Total U.S. Treasury & Government Agencies (Cost $15,560,133)		15,493,556

Mutual Fund—4.0%
Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—4.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	13,400	1,550,648
Vanguard Intermediate-Term Corporate Bond ETF	17,700	1,509,810

Total Mutual Funds (Cost $3,142,920)		3,060,458

Preferred Stock—4.0%

Automobiles—0.4%
Volkswagen AG (Cost $360,436)	1,411	327,094

Short-Term Investment—21.3%

Repurchase Agreement—21.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $16,325,700 on 07/01/15, collateralized by $16,410,000 U.S. Treasury Note at 1.375% due 07/31/18 with a value of $16,656,150.	16,325,700	16,325,700

Total Short-Term Investment (Cost $16,325,700)		16,325,700

Total Investments—98.3% (Cost $75,862,511) (e)		75,327,266
Other assets and liabilities (net)—1.7%		1,302,165

Net Assets—100.0%		$76,629,431

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $904,555.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2015, the market value of securities pledged was $953,241.
(e)	As of June 30, 2015, the aggregate cost of investments was $75,862,511. The aggregate unrealized appreciation and depreciation of investments were $1,476,878 and $(2,012,123), respectively, resulting in net unrealized depreciation of $(535,245).
(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
MSCI EAFE Mini Index Futures	09/18/15	34	USD	3,178,862	$(61,061)
Russell 2000 Mini Index Futures	09/18/15	12	USD	1,514,791	(14,311)
S&P 500 E-Mini Index Futures	09/18/15	64	USD	6,668,907	(94,827)
TOPIX Index Futures	09/10/15	11	JPY	183,512,350	(33,969)
U.S. Treasury Long Bond Futures	09/21/15	6	USD	899,074	5,988
U.S. Treasury Note 10 Year Futures	09/21/15	4	USD	504,414	273
U.S. Treasury Note 2 Year Futures	09/30/15	20	USD	4,379,102	(352)
U.S. Treasury Note 5 Year Futures	09/30/15	4	USD	475,711	1,320

Futures Contracts—Short
Euro Currency Futures	09/14/15	(19)	USD	(2,677,407)	27,856
Euro Stoxx 50 Index Futures	09/18/15	(36)	EUR	(1,223,228)	(15,309)
FTSE 100 Index Futures	09/18/15	(13)	GBP	(864,993)	32,640

Net Unrealized Depreciation					$(151,752)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.007%	04/13/25	USD	16,000,000	$(601,827)
Pay	3M LIBOR	2.222%	05/19/25	USD	1,500,000	(28,896)
Pay	3M LIBOR	2.246%	05/11/25	USD	1,500,000	(25,344)
Pay	3M LIBOR	2.451%	07/01/25	USD	1,500,000	738
Pay	3M LIBOR	2.481%	06/25/25	USD	1,500,000	5,105
Pay	3M LIBOR	2.496%	06/15/25	USD	1,500,000	7,331

Net Unrealized Depreciation						$(642,893)

(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$205,962	$—	$—	$205,962
Air Freight & Logistics	246,096	401,369	—	647,465
Airlines	144,528	22,519	—	167,047
Auto Components	29,497	306,174	—	335,671
Automobiles	—	700,217	—	700,217
Banks	1,974,410	2,291,169	—	4,265,579
Beverages	309,679	173,106	—	482,785
Biotechnology	856,278	—	—	856,278
Building Products	47,770	—	—	47,770
Capital Markets	508,091	208,902	—	716,993
Chemicals	123,340	615,165	—	738,505
Commercial Services & Supplies	284,206	25,001	—	309,207
Communications Equipment	385,729	—	—	385,729
Construction & Engineering	22,271	348,149	—	370,420
Consumer Finance	227,924	—	—	227,924
Containers & Packaging	—	13,470	—	13,470
Diversified Consumer Services	38,121	—	—	38,121
Diversified Financial Services	318,535	10,602	—	329,137
Diversified Telecommunication Services	1,109,054	667,329	—	1,776,383
Electric Utilities	1,645,074	190,272	—	1,835,346
Electrical Equipment	—	16,744	—	16,744
Electronic Equipment, Instruments & Components	372,904	457,232	—	830,136
Energy Equipment & Services	57,500	81,596	—	139,096
Food & Staples Retailing	728,411	195,516	—	923,927
Food Products	980,795	63,255	—	1,044,050
Gas Utilities	220,098	—	—	220,098
Health Care Equipment & Supplies	28,366	—	—	28,366
Health Care Providers & Services	2,393,335	—	—	2,393,335
Hotels, Restaurants & Leisure	42,505	299,661	—	342,166
Household Durables	31,452	745,939	—	777,391
Household Products	64,493	—	—	64,493
Industrial Conglomerates	177,965	—	—	177,965
Insurance	1,857,842	759,764	—	2,617,606
Internet Software & Services	301,876	—	—	301,876
IT Services	780,836	150,526	—	931,362
Machinery	624,472	319,641	—	944,113
Marine	55,871	84,066	—	139,937

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$2,088,892	$140,796	$—	$2,229,688
Metals & Mining	276,394	406,261	—	682,655
Multi-Utilities	126,603	289,633	—	416,236
Multiline Retail	638,030	—	—	638,030
Oil, Gas & Consumable Fuels	778,374	252,548	—	1,030,922
Paper & Forest Products	24,807	285,647	—	310,454
Personal Products	44,705	—	—	44,705
Pharmaceuticals	1,589,334	480,638	—	2,069,972
Professional Services	63,843	—	—	63,843
Real Estate Investment Trusts	781,793	88,352	—	870,145
Road & Rail	213,216	351,255	—	564,471
Semiconductors & Semiconductor Equipment	881,400	242,491	—	1,123,891
Software	293,720	106,596	—	400,316
Specialty Retail	560,576	66,739	—	627,315
Technology Hardware, Storage & Peripherals	1,122,732	119,110	—	1,241,842
Textiles, Apparel & Luxury Goods	61,701	—	—	61,701
Thrifts & Mortgage Finance	143,251	—	—	143,251
Tobacco	252,425	—	—	252,425
Trading Companies & Distributors	440,909	—	—	440,909
Transportation Infrastructure	—	123,477	—	123,477
Wireless Telecommunication Services	11,653	429,887	—	441,540
Total Common Stocks	27,589,644	12,530,814	—	40,120,458
Total U.S. Treasury & Government Agencies*	—	15,493,556	—	15,493,556
Total Mutual Fund*	3,060,458	—	—	3,060,458
Total Preferred Stock*	—	327,094	—	327,094
Total Short-Term Investment*	—	16,325,700	—	16,325,700
Total Investments	$30,650,102	$44,677,164	$—	$75,327,266

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$68,077	$—	$—	$68,077
Futures Contracts (Unrealized Depreciation)	(219,829)	—	—	(219,829)
Total Futures Contracts	$(151,752)	$—	$—	$(151,752)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$13,174	$—	$13,174
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(656,067)	—	(656,067)
Total Centrally Cleared Swap Contracts	$—	$(642,893)	$—	$(642,893)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$58,949,999
Affiliated investments at value (b)	51,567
Repurchase Agreement	16,325,700
Cash denominated in foreign currencies (c)	892
Receivable for:
Fund shares sold	322,480
Dividends and interest	185,527
Variation margin on futures contracts	611,449
Variation margin on centrally cleared swap contracts	352,037
Due from investment adviser	30,332

Total Assets	76,829,983
Liabilities
Due to custodian	10
Payables for:
Fund shares redeemed	760
Accrued expenses:
Management fees	38,591
Distribution and service fees	14,293
Deferred trustees’ fees	22,981
Other expenses	123,917

Total Liabilities	200,552

Net Assets	$76,629,431

Net assets consist of:
Paid in surplus	$76,113,559
Undistributed net investment income	208,544
Accumulated net realized gain	1,633,673
Unrealized depreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	(1,326,345)

Net Assets	$76,629,431

Net Assets
Class B	$76,629,431
Capital Shares Outstanding*
Class B	7,159,027
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $59,488,906.
(b)	Identified cost of affiliated investments was $47,905.
(c)	Identified cost of cash denominated in foreign currencies was $887.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$442,429
Dividends from affiliated investments	255
Interest	87,142

Total investment income	529,826
Expenses
Management fees	172,836
Administration fees	17,053
Custodian and accounting fees	43,938
Distribution and service fees—Class B	64,013
Audit and tax services	41,187
Legal	14,308
Trustees’ fees and expenses	19,698
Shareholder reporting	3,719
Insurance	21
Miscellaneous	2,023

Total expenses	378,796
Less expenses reimbursed by the Adviser	(71,533)

Net expenses	307,263

Net Investment Income	222,563

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(26,353)
Futures contracts	1,638,077
Swap contracts	777,663
Foreign currency transactions	(5,123)

Net realized gain	2,384,264

Net change in unrealized appreciation (depreciation) on:
Investments	(671,595)
Affiliated investments	3,662
Futures contracts	(759,532)
Swap contracts	(938,987)
Foreign currency transactions	8,148

Net change in unrealized depreciation	(2,358,304)

Net realized and unrealized gain	25,960

Net Increase in Net Assets From Operations	$248,523

(a)	Net of foreign withholding taxes of $19,482.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$222,563	$(70,094)
Net realized gain (loss)	2,384,264	(68,501)
Net change in unrealized appreciation (depreciation)	(2,358,304)	1,031,959

Increase in net assets from operations	248,523	893,364

From Distributions to Shareholders
Net investment income
Class B	0	(158,044)
Net realized capital gains
Class B	(143,588)	(333,268)

Total distributions	(143,588)	(491,312)

Increase in net assets from capital share transactions	39,467,461	36,654,983

Total increase in net assets	39,572,396	37,057,035

Net Assets
Beginning of period	37,057,035	—

End of period	$76,629,431	$37,057,035

Accumulated undistributed net investment income (loss)
End of period	$208,544	$(14,019)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014(a)
	Shares	Value	Shares	Value
Class B
Sales	3,778,422	$41,051,881	3,578,297	$37,197,927
Reinvestments	13,283	143,588	46,482	491,312
Redemptions	(159,157)	(1,728,008)	(98,300)	(1,034,256)

Net increase	3,632,548	$39,467,461	3,526,479	$36,654,983

Increase derived from capital shares transactions		$39,467,461		$36,654,983

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.51		$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.05		(0.04)
Net realized and unrealized gain on investments	0.16		0.70

Total from investment operations	0.21		0.66

Less Distributions
Distributions from net investment income	0.00		(0.05)
Distributions from net realized capital gains	(0.02)		(0.10)

Total distributions	(0.02)		(0.15)

Net Asset Value, End of Period	$10.70		$10.51

Total Return (%) (c)	2.01	(d)	6.52	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.48	(e)	2.98	(e)
Net ratio of expenses to average net assets (%) (f)	1.20	(e)	1.20	(e)
Ratio of net investment income (loss) to average net assets (%)	0.87	(e)	(0.51	)(e)
Portfolio turnover rate (%)	23	(d)	19	(d)
Net assets, end of period (in millions)	$76.6		$37.1

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (the “Portfolio”) (commenced operations on April 14, 2014), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests in commodity-related instruments such as futures, options, and swap contracts. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Allianz Global Investors U.S. LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2015	% of Total Assets at June 30, 2015
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.,	4/14/2014	$0	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the consolidated financial statements were issued.

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, distribution redesignations, distribution and service fees and premium amortization. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $16,325,700, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts*	$13,174	Unrealized depreciation on centrally cleared swap contracts*	$656,067
	Unrealized appreciation on futures contracts**	7,581	Unrealized depreciation on futures contracts**	352
Equity	Unrealized appreciation on futures contracts**	32,640	Unrealized depreciation on futures contracts**	219,477
Foreign Exchange	Unrealized appreciation on futures contracts**	27,856

Total		$81,251		$875,896

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(12,764)	$(12,764)
Futures contracts	(123,701)	1,696,759	65,019	1,638,077
Swap contracts	777,663	—	—	777,663

	$653,962	$1,696,759	$52,255	$2,402,976

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$(15,947)	$(760,103)	$16,518	$(759,532)
Swap contracts	(938,987)	—	—	(938,987)

	$(954,934)	$(760,103)	$16,518	$(1,698,519)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$3,108,234
Futures contracts long	4,106,974
Futures contracts short	(3,600,326)
Swap contracts	16,583,333

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the

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Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$12,565,281	$44,035,391	$6,306,615	$2,236,980

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$172,836	0.675%	First $250 million
	0.650%	$250 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2016. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017	Expenses Deferred in 2015 Subject to repayment until December 31, 2018
1.20%	$237,922	$71,533

Amounts waived for the six months ended June 30, 2015 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of June 30, 2015, there was $309,455 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015	Realized Gain on shares sold	Income earned from affiliates during the period
MetLife, Inc.	0	921	0	921	$0	$255

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-24

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

10. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2014 are as follows:

Ordinary Income	Long-Term Capital Gain	Total
$247,374	$243,938	$491,312

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$41,496	$72,580	$310,880	$—	$424,956

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-25

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 2.44% and 2.28%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets started 2015 with a gloomy sentiment driven by concerns over a World Bank report which revised down global growth, particularly in Europe, China, and Japan. Oil prices continued to plunge with another 11% drop in January. Political turmoil in Greece and disappointing earnings reports from a number of financial and industrial companies added selling pressure to the stock markets. Entering February, oil prices seem to have stabilized and news out of Greece appeared to reassure investors. Further supported by notable merger and acquisition (“M&A”) activity, the market reversed course, and gradually climbed up. Equity markets delivered strong returns broadly in the month of February. In March, the market experienced some whipsaws, and ended the month modestly lower. The next two months were relatively calm with the S&P 500 Index slowly edging up, bolstered by positive surprises on the corporate earnings front as well as strengthening job and housing markets. However, the gain was largely erased in June as the Greece debt crisis intensified. As it became clear that Greece would default on its payment due on June 30 to the International Monetary Fund (IMF), global equity markets tumbled on June 29. Major equity indices witnessed their largest one-day decline in many months.

The U.S. stock market, as measured by the S&P 500 Index, scored a 1.2% gain over the six month period. Despite a relatively benign return for the broader market, there was a dispersion of returns for the various industry sectors. Supported by rising M&A activity, the Health Care sector turned out to be best performing sector during the first half of 2015 with an impressive 9.6% return. On the other end of the spectrum, Utility stocks suffered a double digit loss, under the pressure of potential interest rates hikes. Small cap stocks, represented by the Russell 2000 Index, outpaced their large cap counterparts, advancing 4.8%. Most of the outperformance occurred in the first quarter of the year, during which a stronger dollar put a great amount of pressure on large cap stocks. Stocks with a growth orientation notably outperformed value stocks across market cap segments. Equity markets outside the U.S. in general performed better than domestic markets, bolstered by easing monetary policies implemented by a number of central banks including the European Central Bank, the Bank of Japan and the People’s Bank of China. The MSCI EAFE Index and MSCI Emerging Markets Index gained 5.5% and 2.9% in U.S. dollar terms, respectively.

Within the fixed income world, U.S. Treasury yields dropped further in the first quarter of 2015, continuing the declining trend from 2014, before reversing course in the second quarter. The 10-year Treasury yield stood at 2.35% at the end of June, compared to 2.17% at the end of 2014. With respect to the shape of the yield curve, the flattening that took place in the first quarter was more or less offset by steepening in the second quarter. As a result, the overall Barclays Treasury Index moved little over the course of the six month period. For the spread sectors, while Agency and Mortgage Backed Securities (“MBS”) modestly outperformed Treasuries, Investment Grade Corporates trailed. For the broad market, the Barclays U.S. Aggregate Bond Index gave up 0.1% during the reporting period. The Barclays High Yield Index, on the other hand, delivered a positive return of 2.5%. Bonds issued outside the U.S. on average were slightly down in local terms. As major currencies weakened relative to the U.S. dollar, the Barclays Global Aggregate ex-U.S. Index lost 5.4% in dollar terms.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the six month period, the Portfolio outpaced the Dow Jones Moderate Index. Outperformance was primarily attributable to strong security selection in underlying funds. In addition, the Portfolio’s 65% strategic target to equity, compared to 60% for the Index was helpful to some extent during the reporting period, since stocks performed better than bonds.

The underlying equity funds in aggregate delivered strong results on a relative basis. A number of themes discussed earlier in the market review section influenced relative performance for many underlying funds. As stocks with a growth orientation significantly outperformed value stocks during the six month period, the two funds that had more of an income focus and a moderate value tilt, namely the AFIS Blue Chip Income and Growth Fund and American Mutual Fund, detracted from the allocation portfolio’s relative results. However, the negative impact was more than offset by the other equity funds in the line-up. A number of domestic equity funds, the AFIS Growth, AMCAP and AFIS Growth-Income Funds, all benefited from an overweight position in the Health Care and Consumer Discretionary sectors, which were the two best performing sectors in the first half of 2015. More importantly, the funds’ holdings in those sectors grew substantially more than the sectors as a whole, resulting in exceptionally strong sector performance. For instance, the AFIS Growth Fund outpaced the S&P 500 Index by more than 4%. The majority of the outperformance came from the Health Care and Consumer Discretionary sectors where both an overweight position and strong stock selection significantly boosted performance. Within the Consumer Discretionary sector, Amazon was the leading contributor. The higher-than-expected profitability of the company’s cloud computing business announced in April as part of its quarterly earnings report sent its stock to a new high. In the Health Care sector, a number of biotech stocks contributed strongly to performance. Among underlying funds that invest globally, the AFIS Global Small Cap Fund clearly stood out as a winner during the reporting period. Being a

MIST-1

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

small cap strategy helped to some extent as small cap stocks on average performed better than large cap stocks worldwide. More importantly, the fund delivered a wide margin over its small cap benchmark, driven largely by strong stock selection. The Health Care sector accounted for more than half of the outperformance. One of the biotech names held in the fund, Synageva BioPharma Corp. was an example of the rising M&A trend in the Health Care sector this year. The share price of Synageva more than doubled upon being acquired by Alexion Pharmaceuticals. The fund’s sizable position in Synageva contributed substantially to the fund’s relative return. Another biotech name in the fund, Bluebird Bio, also made a strong contribution. Its stock price was bolstered by the company’s first-quarter results and the announcement of favorable business developments. Also, the fund’s stock selection in the Consumer Discretionary sector further added to performance.

Within the fixed income world, as the U.S. Government and MBS sectors outperformed Investment Grade Corporates, the AFIS U.S. Government/AAA-Rated Securities Fund, which has a big focus on the former two sectors, generated a positive contribution to the allocation portfolio’s relative performance. The portfolio’s yield curve positioning of focusing on the 5-year part of the curve and maintaining an underweight to the long end of the curve added further to performance. The AFIS Global Bond Fund also outperformed its benchmark. Strong relative performance was primarily attributable to an overweight position in high yield bonds, which outpaced investment grade bonds during the six month period, as well as overweighting the U.S. dollar, which continued to strengthen in the first quarter of the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Balanced Allocation Portfolio
Class B	2.44	3.11	11.20	5.80
Class C	2.28	2.85	10.87	5.49
Dow Jones Moderate Index	1.64	1.25	9.60	5.53

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	12.5
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	11.3
American Funds Growth Fund (Class 1)	9.1
American Funds Growth-Income Fund (Class 1)	9.1
American Funds Fundamental Investors Fund (Class R-6)	8.1
American Funds AMCAP Fund (Class R-6)	8.1
American Funds American Mutual Fund (Class R-6)	8.0
American Funds Blue Chip Income and Growth Fund (Class 1)	8.0
American Funds International Growth and Income Fund (Class 1)	7.0
American Funds International Fund (Class 1)	6.0

MIST-3

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)	Actual	0.73%	$1,000.00	$1,024.40	$3.66
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class C(a)	Actual	1.03%	$1,000.00	$1,022.80	$5.17
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	13,694,624	$389,612,056
American Funds American Mutual Fund (Class R-6)	10,643,598	387,426,960
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	29,199,622	385,727,006
American Funds Bond Fund (Class 1) (a)	55,898,368	604,261,355
American Funds Fundamental Investors Fund (Class R-6)	7,397,865	389,719,535
American Funds Global Bond Fund (Class 1) (a)	12,428,379	138,700,709
American Funds Global Small Capitalization Fund (Class 1)	5,272,654	148,003,408
American Funds Growth Fund (Class 1)	6,476,065	438,947,691
American Funds Growth-Income Fund (Class 1)	9,376,838	437,054,441
American Funds High-Income Bond Fund (Class 1) (a)	18,343,448	195,174,289
American Funds International Fund (Class 1)	14,265,323	288,730,136
American Funds International Growth and Income Fund (Class 1) (a)	20,327,298	335,400,424

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1) (a)	7,103,363	144,553,430
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	43,899,109	543,031,983

Total Mutual Funds (Cost $4,372,529,671)		4,826,343,423

Total Investments—100.1% (Cost $4,372,529,671) (b)		4,826,343,423
Other assets and liabilities (net)—(0.1)%		(2,643,452)

Net Assets—100.0%		$4,823,699,971

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of June 30, 2015, the aggregate cost of investments was $4,372,529,671. The aggregate unrealized appreciation and depreciation of investments were $481,576,388 and $(27,762,636), respectively, resulting in net unrealized appreciation of $453,813,752.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,826,343,423	$—	$—	$4,826,343,423
Total Investments	$4,826,343,423	$—	$—	$4,826,343,423

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$2,479,494,227
Affiliated investments at value (b)	2,346,849,196
Receivable for:
Investments sold	695,076
Fund shares sold	252,225

Total Assets	4,827,290,724
Liabilities
Payables for:
Fund shares redeemed	947,300
Accrued expenses:
Management fees	231,849
Distribution and service fees	2,209,637
Deferred trustees’ fees	76,247
Other expenses	125,720

Total Liabilities	3,590,753

Net Assets	$4,823,699,971

Net assets consist of:
Paid in surplus	$4,040,271,990
Undistributed net investment income	2,822,690
Accumulated net realized gain	326,791,539
Unrealized appreciation on investments and affiliated investments	453,813,752

Net Assets	$4,823,699,971

Net Assets
Class B	$6,685,564
Class C	4,817,014,407
Capital Shares Outstanding*
Class B	646,234
Class C	468,329,480
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.35
Class C	10.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,072,537,372.
(b)	Identified cost of affiliated investments was $2,299,992,299.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$10,288,528
Dividends from Affiliated Underlying Portfolios	7,904,619

Total investment income	18,193,147
Expenses
Management fees	1,407,454
Administration fees	11,024
Custodian and accounting fees	12,843
Distribution and service fees—Class B	7,844
Distribution and service fees—Class C	13,419,191
Audit and tax services	14,766
Legal	14,292
Trustees’ fees and expenses	19,699
Shareholder reporting	45,868
Insurance	15,620
Miscellaneous	15,778

Total expenses	14,984,379

Net Investment Income	3,208,768

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	58,596,450
Affiliated investments	7,384,568
Capital gain distributions from Underlying Portfolios	195,603,314
Capital gain distributions from Affiliated Underlying Portfolios	72,639,377

Net realized gain	334,223,709

Net change in unrealized depreciation on:
Investments	(159,623,177)
Affiliated investments	(66,378,045)

Net change in unrealized depreciation	(226,001,222)

Net realized and unrealized gain	108,222,487

Net Increase in Net Assets From Operations	$111,431,255

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,208,768	$66,841,008
Net realized gain	334,223,709	252,721,120
Net change in unrealized depreciation	(226,001,222)	(32,803,681)

Increase in net assets from operations	111,431,255	286,758,447

From Distributions to Shareholders
Net investment income
Class B	(115,237)	(78,777)
Class C	(66,732,953)	(62,411,676)
Net realized capital gains
Class B	(343,311)	(476,033)
Class C	(251,126,640)	(476,521,577)

Total distributions	(318,318,141)	(539,488,063)

Increase in net assets from capital share transactions	115,609,241	268,936,312

Total increase (decrease) in net assets	(91,277,645)	16,206,696

Net Assets
Beginning of period	4,914,977,616	4,898,770,920

End of period	$4,823,699,971	$4,914,977,616

Undistributed net investment income
End of period	$2,822,690	$66,462,112

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	80,695	$895,117	113,711	$1,246,947
Reinvestments	43,755	458,548	54,181	554,810
Redemptions	(16,536)	(179,888)	(19,764)	(215,085)

Net increase	107,914	$1,173,777	148,128	$1,586,672

Class C
Sales	4,767,397	$52,273,116	17,784,746	$192,765,523
Reinvestments	30,504,759	317,859,593	52,940,398	538,933,253
Redemptions	(23,331,155)	(255,697,245)	(42,868,891)	(464,349,136)

Net increase	11,941,001	$114,435,464	27,856,253	$267,349,640

Increase derived from capital shares transactions		$115,609,241		$268,936,312

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.84		$11.50	$10.51	$9.52	$9.84	$8.87

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.20	0.16	0.18	0.20	0.22
Net realized and unrealized gain (loss) on investments	0.24		0.46	1.71	1.11	(0.36)	0.87

Total from investment operations	0.27		0.66	1.87	1.29	(0.16)	1.09

Less Distributions
Distributions from net investment income	(0.19)		(0.19)	(0.19)	(0.20)	(0.15)	(0.12)
Distributions from net realized capital gains	(0.57)		(1.13)	(0.69)	(0.10)	(0.01)	(0.00	)(b)

Total distributions	(0.76)		(1.32)	(0.88)	(0.30)	(0.16)	(0.12)

Net Asset Value, End of Period	$10.35		$10.84	$11.50	$10.51	$9.52	$9.84

Total Return (%) (c)	2.44	(d)	6.38	18.91	13.80	(1.79)	12.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.31	(f)	0.31	0.31	0.32	0.32	0.33
Net ratio of expenses to average net assets (%) (e)	0.31	(f)	0.31	0.31	0.32	0.32	0.33	(h)
Ratio of net investment income to average net assets (%) (g)	0.47	(f)	1.81	1.52	1.78	2.06	2.38
Portfolio turnover rate (%)	5	(d)	7	33	14	7	6
Net assets, end of period (in millions)	$6.7		$5.8	$4.5	$3.0	$2.1	$1.5

	Class C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.76		$11.42	$10.44	$9.45	$9.78	$8.82

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.15	0.13	0.13	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.24		0.47	1.69	1.13	(0.36)	0.89

Total from investment operations	0.25		0.62	1.82	1.26	(0.20)	1.06

Less Distributions
Distributions from net investment income	(0.15)		(0.15)	(0.15)	(0.17)	(0.12)	(0.10)
Distributions from net realized capital gains	(0.57)		(1.13)	(0.69)	(0.10)	(0.01)	(0.00	)(b)

Total distributions	(0.72)		(1.28)	(0.84)	(0.27)	(0.13)	(0.10)

Net Asset Value, End of Period	$10.29		$10.76	$11.42	$10.44	$9.45	$9.78

Total Return (%) (c)	2.28	(d)	6.05	18.53	13.53	(2.13)	12.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.61	(f)	0.61	0.61	0.62	0.62	0.63
Net ratio of expenses to average net assets (%) (e)	0.61	(f)	0.61	0.61	0.62	0.62	0.63	(h)
Ratio of net investment income to average net assets (%) (g)	0.13	(f)	1.36	1.17	1.30	1.60	1.85
Portfolio turnover rate (%)	5	(d)	7	33	14	7	6
Net assets, end of period (in millions)	$4,817.0		$4,909.1	$4,894.3	$4,385.0	$4,079.5	$3,568.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Includes the effects of expenses reimbursed by the Adviser.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$320,590,251	$0	$251,907,748

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$1,407,454	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C

MIST-10

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2015 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
American Funds Blue Chip Income and Growth Fund	27,369,013	2,928,367	(1,097,758)	29,199,622
American Funds Bond Fund	53,064,604	3,624,130	(790,366)	55,898,368
American Funds Global Bond Fund	12,073,615	366,068	(11,304)	12,428,379
American Funds High-Income Bond Fund	18,217,302	183,913	(57,767)	18,343,448
American Funds International Growth and Income Fund*	19,720,199	643,075	(35,976)	20,327,298
American Funds New World Fund	6,514,754	593,087	(4,478)	7,103,363
American Funds U.S. Government/AAA - Rated Securities Fund	47,270,930	464,199	(3,836,020)	43,899,109

*           The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2015 The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2015
American Funds Blue Chip Income and Growth Fund	$5,174,324	$38,147,773	$1,446,985	$385,727,006
American Funds Bond Fund	1,118,716	11,740,378	2,238,863	604,261,355
American Funds Global Bond Fund	16,060	3,780,522	132,862	138,700,709
American Funds High-Income Bond Fund	37,880	—	1,926,489	195,174,289
American Funds International Growth and Income Fund	73,330	6,666,289	557,182	335,400,424
American Funds New World Fund	38,721	7,756,917	509,090	144,553,430
American Funds U.S. Government/AAA - Rated Securities Fund	925,537	4,547,498	1,093,148	543,031,983

	$7,384,568	$72,639,377	$7,904,619	$2,346,849,196

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-11

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$79,797,446	$63,564,327	$459,690,617	$285,783,038	$539,488,063	$349,347,365

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$66,529,537	$251,064,086	$672,788,669	$—	$990,382,292

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 3.24% and 3.11%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 2.71%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets started 2015 with a gloomy sentiment driven by concerns over a World Bank report which revised down global growth, particularly in Europe, China, and Japan. Oil prices continued to plunge with another 11% drop in January. Political turmoil in Greece and disappointing earnings reports from a number of financial and industrial companies added selling pressure to the stock markets. Entering February, oil prices seem to have stabilized and news out of Greece appeared to reassure investors. Further supported by notable merger and acquisition (“M&A”) activity, the market reversed course, and gradually climbed up. Equity markets delivered strong returns broadly in the month of February. In March, the market experienced some whipsaws, and ended the month modestly lower. The next two months were relatively calm with the S&P 500 Index slowly edging up, bolstered by positive surprises on the corporate earnings front as well as strengthening job and housing markets. However, the gain was largely erased in June as the Greece debt crisis intensified. As it became clear that Greece would default on its payment due on June 30 to the International Monetary Fund (IMF), global equity markets tumbled on June 29. Major equity indices witnessed their largest one-day decline in many months.

The U.S. stock market, as measured by the S&P 500 Index, scored a 1.2% gain over the six month period. Despite a relatively benign return for the broader market, there was a dispersion of returns for the various industry sectors. Supported by rising M&A activity, the Health Care sector turned out to be best performing sector during the first half of 2015 with an impressive 9.6% return. On the other end of the spectrum, Utility stocks suffered a double digit loss, under the pressure of potential interest rates hikes. Small cap stocks, represented by the Russell 2000 Index, outpaced their large cap counterparts, advancing 4.8%. Most of the outperformance occurred in the first quarter of the year, during which a stronger dollar put a great amount of pressure on large cap stocks. Stocks with a growth orientation notably outperformed value stocks across market cap segments. Equity markets outside the U.S. in general performed better than domestic markets, bolstered by easing monetary policies implemented by a number of central banks including the European Central Bank, the Bank of Japan and the People’s Bank of China. The MSCI EAFE Index and MSCI Emerging Markets Index gained 5.5% and 2.9% in U.S. dollar terms, respectively.

Within the fixed income world, U.S. Treasury yields dropped further in the first quarter of 2015, continuing the declining trend from 2014, before reversing course in the second quarter. The 10-year Treasury yield stood at 2.35% at the end of June, compared to 2.17% at the end of 2014. With respect to the shape of the yield curve, the flattening that took place in the first quarter was more or less offset by steepening in the second quarter. As a result, the overall Barclays Treasury Index moved little over the course of the six month period. For the spread sectors, while Agency and Mortgage Backed Securities (“MBS”) modestly outperformed Treasuries, Investment Grade Corporates trailed. For the broad market, the Barclays U.S. Aggregate Bond Index gave up 0.1% during the reporting period. The Barclays High Yield Index, on the other hand, delivered a positive return of 2.5%. Bonds issued outside the U.S. on average were slightly down in local terms. As major currencies weakened relative to the U.S. dollar, the Barclays Global Aggregate ex-U.S. Index lost 5.4% in dollar terms.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the six month period, the Portfolio outpaced the Dow Jones Moderately Aggressive Index. Outperformance was primarily attributable to strong security selection in underlying funds. In addition, the Portfolio’s 85% strategic target to equity, compared to 80% for the Index was helpful to some extent during the reporting period, since stocks performed better than bonds.

The underlying equity funds in aggregate delivered strong results on a relative basis. A number of themes discussed earlier in the market review section influenced relative performance for many underlying funds. As stocks with a growth orientation significantly outperformed value stocks during the six month period, the two funds that had more of an income focus and a moderate value tilt, namely the AFIS Blue Chip Income and Growth Fund and American Mutual Fund, detracted from the allocation portfolio’s relative results. However, the negative impact was more than offset by the other equity funds in the line-up. A number of domestic equity funds, the AFIS Growth, AMCAP and AFIS Growth-Income funds, all benefited from an overweight position in the Health Care and Consumer Discretionary sectors, which were the two best performing sectors in the first half of 2015. More importantly, the funds’ holdings in those sectors grew substantially more than the sectors as a whole, resulting in exceptionally strong sector performance. For instance, the AFIS Growth Fund outpaced the S&P 500 Index by more than 4%. The majority of the outperformance came from the Health Care and Consumer Discretionary sectors where both an overweight position and strong stock selection significantly boosted performance. Within the Consumer Discretionary sector, Amazon was the leading contributor. The higher-than-expected profitability of the company’s cloud computing business announced in April as part of its quarterly earnings report sent its stock to a new high. In the Health Care sector, a number of biotech stocks contributed strongly to performance. Among underlying funds that invest globally, the AFIS Global Small Cap Fund clearly stood out as a winner during the reporting period. Being a

MIST-1

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

small cap strategy helped to some extent as small cap stocks on average performed better than large cap stocks worldwide. More importantly, the fund delivered a wide margin over its small cap benchmark, driven largely by strong stock selection. The Health Care sector accounted for more than half of the outperformance. One of the biotech names held in the fund, Synageva BioPharma Corp. was an example of the rising M&A trend in the Health Care sector this year. The share price of Synageva more than doubled upon being acquired by Alexion Pharmaceuticals. The fund’s sizable position in Synageva contributed substantially to the fund’s relative return. Another biotech name in the fund, Bluebird Bio, also made a strong contribution. Its stock price was bolstered by the company’s first-quarter results and the announcement of favorable business developments. Also, the fund’s stock selection in the Consumer Discretionary sector further added to performance.

Within the fixed income world, as the U.S. Government and MBS sectors outperformed Investment Grade Corporates, the AFIS U.S. Government/AAA-Rated Securities Fund, which has a big focus on the former two sectors, generated a positive contribution to the allocation portfolio’s relative performance. The fund’s yield curve positioning of focusing on the 5-year part of the curve and maintaining an underweight to the long end of the curve added further to performance. The AFIS Global Bond Fund also outperformed its benchmark. Strong relative performance was primarily attributable to an overweight position in high yield bonds, which outpaced investment grade bonds during the six month period, as well as overweighting the U.S. dollar, which continued to strengthen in the first quarter of the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Growth Allocation Portfolio
Class B	3.24	3.83	13.40	6.00
Class C	3.11	3.51	13.04	5.65
Dow Jones Moderately Aggressive Index	2.71	2.44	11.98	6.14

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.1
American Funds Growth Fund (Class 1)	11.1
American Funds Fundamental Investors Fund (Class R-6)	11.1
American Funds Growth-Income Fund (Class 1)	10.1
American Funds American Mutual Fund (Class R-6)	10.0
American Funds Blue Chip Income and Growth Fund (Class 1)	10.0
American Funds International Growth and Income Fund (Class 1)	8.9
American Funds International Fund (Class 1)	8.0
American Funds Global Small Capitalization Fund (Class 1)	5.1
American Funds New World Fund (Class 1)	4.0

MIST-3

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)	Actual	0.74%	$1,000.00	$1,032.40	$3.73
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class C(a)	Actual	1.04%	$1,000.00	$1,031.10	$5.24
	Hypothetical*	1.04%	$1,000.00	$1,019.64	$5.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	12,821,427	$364,769,595
American Funds American Mutual Fund (Class R-6)	8,281,769	301,456,380
American Funds Blue Chip Income and Growth Fund (Class 1)	22,758,412	300,638,618
American Funds Bond Fund (Class 1)	10,815,419	116,914,679
American Funds Fundamental Investors Fund (Class R-6)	6,359,700	335,029,007
American Funds Global Bond Fund (Class 1)	5,207,628	58,117,126
American Funds Global Small Capitalization Fund (Class 1)	5,458,268	153,213,580
American Funds Growth Fund (Class 1)	4,948,304	335,396,033
American Funds Growth-Income Fund (Class 1)	6,510,960	303,475,850
American Funds High-Income Bond Fund (Class 1)	8,420,068	89,589,526
American Funds International Fund (Class 1)	11,848,006	239,803,632
American Funds International Growth and Income Fund (Class 1) (a)	16,242,420	267,999,925

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	5,901,083	120,087,043
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	2,452,981	30,343,379

Total Mutual Funds (Cost $2,594,136,015)		3,016,834,373

Total Investments—100.1% (Cost $2,594,136,015) (b)		3,016,834,373
Other assets and liabilities (net)—(0.1)%		(1,717,216)

Net Assets—100.0%		$3,015,117,157

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of June 30, 2015, the aggregate cost of investments was $2,594,136,015. The aggregate unrealized appreciation and depreciation of investments were $434,551,606 and $(11,853,248), respectively, resulting in net unrealized appreciation of $422,698,358.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,016,834,373	$—	$—	$3,016,834,373
Total Investments	$3,016,834,373	$—	$—	$3,016,834,373

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$2,748,834,448
Affiliated investments at value (b)	267,999,925
Receivable for:
Investments sold	161,263
Fund shares sold	829,852

Total Assets	3,017,825,488
Liabilities
Payables for:
Fund shares redeemed	991,115
Accrued expenses:
Management fees	156,791
Distribution and service fees	1,380,851
Deferred trustees’ fees	76,247
Other expenses	103,327

Total Liabilities	2,708,331

Net Assets	$3,015,117,157

Net assets consist of:
Paid in surplus	$2,391,100,470
Undistributed net investment income	1,777,556
Accumulated net realized gain	199,540,773
Unrealized appreciation on investments and affiliated investments	422,698,358

Net Assets	$3,015,117,157

Net Assets
Class B	$19,314,326
Class C	2,995,802,831
Capital Shares Outstanding*
Class B	1,944,642
Class C	303,697,701
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.93
Class C	9.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,330,401,636.
(b)	Identified cost of affiliated investments was $263,734,379.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$11,131,426
Dividends from Affiliated Underlying Portfolios	445,195

Total investment income	11,576,621
Expenses
Management fees	945,010
Administration fees	11,024
Custodian and accounting fees	12,843
Distribution and service fees—Class B	23,324
Distribution and service fees—Class C	8,298,251
Audit and tax services	14,766
Legal	14,292
Trustees’ fees and expenses	19,699
Shareholder reporting	31,020
Insurance	9,499
Miscellaneous	10,649

Total expenses	9,390,377

Net Investment Income	2,186,244

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	46,546,234
Affiliated investments	20,745
Capital gain distributions from Underlying Portfolios	191,533,506
Capital gain distributions from Affiliated Underlying Portfolios	5,326,434

Net realized gain	243,426,919

Net change in unrealized appreciation (depreciation) on:
Investments	(154,834,480)
Affiliated investments	3,470,261

Net change in unrealized depreciation	(151,364,219)

Net realized and unrealized gain	92,062,700

Net Increase in Net Assets From Operations	$94,248,944

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,186,244	$38,848,656
Net realized gain	243,426,919	196,316,429
Net change in unrealized depreciation	(151,364,219)	(49,442,520)

Increase in net assets from operations	94,248,944	185,722,565

From Distributions to Shareholders
Net investment income
Class B	(310,345)	(199,175)
Class C	(38,815,051)	(30,724,579)
Net realized capital gains
Class B	(1,207,492)	(2,299,337)
Class C	(190,418,764)	(455,623,023)

Total distributions	(230,751,652)	(488,846,114)

Increase in net assets from capital share transactions	134,938,818	354,454,505

Total increase (decrease) in net assets	(1,563,890)	51,330,956

Net Assets
Beginning of period	3,016,681,047	2,965,350,091

End of period	$3,015,117,157	$3,016,681,047

Undistributed net investment income
End of period	$1,777,556	$38,716,708

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	141,498	$1,492,645	299,153	$3,176,586
Reinvestments	150,430	1,517,837	256,258	2,498,512
Redemptions	(25,754)	(274,404)	(81,407)	(854,196)

Net increase	266,174	$2,736,078	474,004	$4,820,902

Class C
Sales	5,982,721	$63,199,157	18,238,868	$193,951,377
Reinvestments	22,877,626	229,233,815	50,138,928	486,347,602
Redemptions	(15,089,645)	(160,230,232)	(31,252,795)	(330,665,376)

Net increase	13,770,702	$132,202,740	37,125,001	$349,633,603

Increase derived from capital shares transactions		$134,938,818		$354,454,505

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.43		$11.76	$10.10	$8.80	$9.33	$8.29

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.18	0.16	0.15	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.33		0.47	2.27	1.30	(0.56)	0.98

Total from investment operations	0.35		0.65	2.43	1.45	(0.40)	1.14

Less Distributions
Distributions from net investment income	(0.17)		(0.16)	(0.15)	(0.15)	(0.13)	(0.10)
Distributions from net realized capital gains	(0.68)		(1.82)	(0.62)	0.00	0.00	0.00

Total distributions	(0.85)		(1.98)	(0.77)	(0.15)	(0.13)	(0.10)

Net Asset Value, End of Period	$9.93		$10.43	$11.76	$10.10	$8.80	$9.33

Total Return (%) (b)	3.24	(c)	6.72	25.44	16.54	(4.41)	13.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.33	0.33	0.34
Net ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.33	0.33	0.34 (g)
Ratio of net investment income to average net assets (%) (f)	0.46	(e)	1.67	1.44	1.57	1.70	1.90
Portfolio turnover rate (%)	5	(c)	9	42	17	8	13
Net assets, end of period (in millions)	$19.3		$17.5	$14.2	$9.7	$6.8	$5.1

	Class C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.34		$11.67	$10.02	$8.73	$9.26	$8.23

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.14	0.12	0.10	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.33		0.47	2.26	1.30	(0.54)	1.00

Total from investment operations	0.34		0.61	2.38	1.40	(0.43)	1.10

Less Distributions
Distributions from net investment income	(0.14)		(0.12)	(0.11)	(0.11)	(0.10)	(0.07)
Distributions from net realized capital gains	(0.68)		(1.82)	(0.62)	0.00	0.00	0.00

Total distributions	(0.82)		(1.94)	(0.73)	(0.11)	(0.10)	(0.07)

Net Asset Value, End of Period	$9.86		$10.34	$11.67	$10.02	$8.73	$9.26

Total Return (%) (b)	3.11	(c)	6.39	25.11	16.16	(4.73)	13.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.63	0.63	0.64
Net ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.63	0.63	0.64 (g)
Ratio of net investment income to average net assets (%) (f)	0.14	(e)	1.29	1.10	1.07	1.17	1.25
Portfolio turnover rate (%)	5	(c)	9	42	17	8	13
Net assets, end of period (in millions)	$2,995.8		$2,999.2	$2,951.2	$2,435.2	$2,237.3	$2,360.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	Includes the effects of expenses reimbursed by the Adviser.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios.These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$250,223,079	$0	$146,984,794

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$945,010	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C

MIST-10

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2015 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
American Funds International Growth and Income Fund	15,599,377	653,022	(9,979)	16,242,420

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2015
American Funds International Growth and Income Fund	$20,745	$5,326,434	$445,195	$267,999,925

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$38,706,425	$26,993,190	$450,139,689	$148,745,716	$488,846,114	$175,738,906

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$38,784,133	$191,390,237	$530,412,449	$—	$760,586,819

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MIST-11

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds Growth Portfolio

For the six months ended June 30, 2015, the American Funds Growth Portfolio had a return of 5.70% for Class C versus 1.23% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year[2]
American Funds Growth Portfolio
Class C	5.70	8.55	15.85	7.60
S&P 500 Index	1.23	7.42	17.34	7.89

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MIST-3

Met Investors Series Trust

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class C(a)	Actual	0.91%	$1,000.00	$1,057.00	$4.64
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (Cost $945,305,833)	16,428,672	$1,113,535,389

Total Investments—100.1% (Cost $945,305,833) (a)		1,113,535,389
Other assets and liabilities (net)—(0.1)%		(689,285)

Net Assets—100.0%		$1,112,846,104

(a)	As of June 30, 2015, the aggregate cost of investments was $945,305,833. The aggregate and net unrealized appreciation of investments was $168,229,556.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,113,535,389	$—	$—	$1,113,535,389
Total Investments	$1,113,535,389	$—	$—	$1,113,535,389

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$1,113,535,389
Receivable for:
Investments sold	2,280
Fund shares sold	269,553

Total Assets	1,113,807,222
Liabilities
Payables for:
Fund shares redeemed	271,833
Accrued expenses:
Distribution and service fees	510,985
Deferred trustees’ fees	76,247
Other expenses	102,053

Total Liabilities	961,118

Net Assets	$1,112,846,104

Net assets consist of:
Paid in surplus	$695,676,550
Distributions in excess of net investment income	(1,744,615)
Accumulated net realized gain	250,684,613
Unrealized appreciation on investments	168,229,556

Net Assets	$1,112,846,104

Net Assets
Class C	$1,112,846,104
Capital Shares Outstanding*
Class C	92,619,430
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$12.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $945,305,833.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from Master Fund	$1,628,397

Total investment income	1,628,397
Expenses
Administration fees	11,024
Custodian and accounting fees	12,843
Distribution and service fees—Class C	3,069,827
Audit and tax services	14,766
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	28,301
Insurance	3,421
Miscellaneous	6,037

Total expenses	3,180,209

Net Investment Loss	(1,551,812)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	28,832,633
Capital gain distributions from Master Fund	226,386,526

Net realized gain	255,219,159

Net change in unrealized depreciation on investments	(191,518,864)

Net realized and unrealized gain	63,700,295

Net Increase in Net Assets From Operations	$62,148,483

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,551,812)	$9,613,469
Net realized gain	255,219,159	99,341,410
Net change in unrealized depreciation	(191,518,864)	(23,135,590)

Increase in net assets from operations	62,148,483	85,819,289

From Distributions to Shareholders
Net investment income
Class C	(9,642,504)	(6,012,488)
Net realized capital gains
Class C	(98,772,782)	(63,646,483)

Total distributions	(108,415,286)	(69,658,971)

Increase in net assets from capital share transactions	50,593,151	5,990,824

Total increase in net assets	4,326,348	22,151,142

Net Assets
Beginning of period	1,108,519,756	1,086,368,614

End of period	$1,112,846,104	$1,108,519,756

Accumulated undistributed net investment income (loss)
End of period	$(1,744,615)	$9,449,701

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class C
Sales	2,390,886	$30,915,570	7,577,730	$92,867,502
Reinvestments	8,908,405	108,415,286	6,142,767	69,658,971
Redemptions	(6,817,791)	(88,737,705)	(12,782,594)	(156,535,649)

Net increase	4,481,500	$50,593,151	937,903	$5,990,824

Increase derived from capital shares transactions		$50,593,151		$5,990,824

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$12.58		$12.46	$10.18	$8.70		$9.15	$7.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.11	0.07	0.04		0.03	0.05
Net realized and unrealized gain (loss) on investments	0.76		0.82	2.82	1.47		(0.45)	1.37

Total from investment operations	0.74		0.93	2.89	1.51		(0.42)	1.42

Less Distributions
Distributions from net investment income	(0.12)		(0.07)	(0.05)	(0.03)		(0.03)	(0.02)
Distributions from net realized capital gains	(1.18)		(0.74)	(0.56)	(0.00	)(b)	0.00	0.00

Total distributions	(1.30)		(0.81)	(0.61)	(0.03)		(0.03)	(0.02)

Net Asset Value, End of Period	$12.02		$12.58	$12.46	$10.18		$8.70	$9.15

Total Return (%) (c)	5.70	(d)	8.18	29.78	17.41		(4.60)	18.33

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.57	(f)	0.57	0.57	0.57		0.57	0.59
Ratio of net investment income (loss) to average net assets (%)	(0.28	)(f)	0.89	0.60	0.46		0.35	0.59
Portfolio turnover rate (%)	6	(d)	9	4	3		3	2
Net assets, end of period (in millions)	$1,112.8		$1,108.5	$1,086.4	$927.8		$885.9	$748.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2015, the Portfolio owned approximately 4.91% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2014.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-9

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Master Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$231,595,518	$0	$64,548,421

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.750%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

MIST-10

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$6,012,488	$4,465,930	$63,646,483	$49,661,136	$69,658,971	$54,127,066

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$9,517,126	$98,626,429	$355,360,227	$—	$463,503,782

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-11

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 1.54% and 1.39%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets started 2015 with a gloomy sentiment driven by concerns over a World Bank report which revised down global growth, particularly in Europe, China, and Japan. Oil prices continued to plunge with another 11% drop in January. Political turmoil in Greece and disappointing earnings reports from a number of financial and industrial companies added selling pressure to the stock markets. Entering February, oil prices seem to have stabilized and news out of Greece appeared to reassure investors. Further supported by notable merger and acquisition (“M&A”) activity, the market reversed course, and gradually climbed up. Equity markets delivered strong returns broadly in the month of February. In March, the market experienced some whipsaws, and ended the month modestly lower. The next two months were relatively calm with the S&P 500 Index slowly edging up, bolstered by positive surprises on the corporate earnings front as well as strengthening job and housing markets. However, the gain was largely erased in June as the Greece debt crisis intensified. As it became clear that Greece would default on its payment due on June 30 to the International Monetary Fund (IMF), global equity markets tumbled on June 29. Major equity indices witnessed their largest one-day decline in many months.

The U.S. stock market, as measured by the S&P 500 Index, scored a 1.2% gain over the six month period. Despite a relatively benign return for the broader market, there was a dispersion of returns for the various industry sectors. Supported by rising M&A activity, the Health Care sector turned out to be best performing sector during the first half of 2015 with an impressive 9.6% return. On the other end of the spectrum, Utility stocks suffered a double digit loss, under the pressure of potential interest rates hikes. Small cap stocks, represented by the Russell 2000 Index, outpaced their large cap counterparts, advancing 4.8%. Most of the outperformance occurred in the first quarter of the year, during which a stronger dollar put a great amount of pressure on large cap stocks. Stocks with a growth orientation notably outperformed value stocks across market cap segments. Equity markets outside the U.S. in general performed better than domestic markets, bolstered by easing monetary policies implemented by a number of central banks including the European Central Bank, the Bank of Japan and the People’s Bank of China. The MSCI EAFE Index and MSCI Emerging Markets Index gained 5.5% and 2.9% in U.S. dollar terms, respectively.

Within the fixed income world, U.S. Treasury yields dropped further in the first quarter of 2015, continuing the declining trend from 2014, before reversing course in the second quarter. The 10-year Treasury yield stood at 2.35% at the end of June, compared to 2.17% at the end of 2014. With respect to the shape of the yield curve, the flattening that took place in the first quarter was more or less offset by steepening in the second quarter. As a result, the overall Barclays Treasury Index moved little over the course of the six month period. For the spread sectors, while Agency and Mortgage Backed Securities (“MBS”) modestly outperformed Treasuries, Investment Grade Corporates trailed. For the broad market, the Barclays U.S. Aggregate Bond Index gave up 0.1% during the reporting period. The Barclays High Yield Index, on the other hand, delivered a positive return of 2.5%. Bonds issued outside the U.S. on average were slightly down in local terms. As major currencies weakened relative to the U.S. dollar, the Barclays Global Aggregate ex-U.S. Index lost 5.4% in dollar terms.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the six month period, the Portfolio modestly underperformed the Dow Jones Moderate Index. This was primarily attributable to fees and expenses, which are not included in the benchmark index return. In addition, the Portfolio’s 50% strategic target to equity, which was below that of the Dow Jones Index (60%), combined with a focus on large cap stocks within the equity portion of the Portfolio detracted from performance. However, strong security selection in underlying funds produced a positive contribution in a meaningful way which largely compensated for the aforementioned negative impact.

Within the fixed income world, as the U.S. Government and MBS sectors outperformed Investment Grade Corporates, the AFIS U.S. Government/AAA-Rated Securities Fund, which has a big focus on the former two sectors, generated a positive contribution to the allocation portfolio’s relative performance. The fund’s yield curve positioning of focusing on the 5-year part of the curve and maintaining an underweight to the long end of the curve added further to performance. The AFIS Global Bond Fund also outperformed its benchmark. Strong relative performance was primarily attributable to an overweight position in high yield bonds, which outpaced investment grade bonds during the six month period, as well as overweighting the U.S. dollar, which continued to strengthen in the first quarter of the year.

The underlying equity funds in aggregate delivered positive results on a relative basis. A number of themes discussed earlier in the market review section influenced relative performance for many underlying funds. As stocks with a growth orientation significantly outperformed value stocks during the six month period, the two funds that had more of an income focus and a moderate value tilt, namely the AFIS Blue Chip Income and Growth Fund and American Mutual Fund, detracted from the allocation portfolio’s relative results. However, the negative impact was more than offset by the other equity funds in the

MIST-1

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

line-up. A number of domestic equity funds, the AFIS Growth, AMCAP and AFIS Growth-Income Funds, all benefited from an overweight position in the Health Care and Consumer Discretionary sectors, which were the two best performing sectors in the first half of 2015. More importantly, the funds’ holdings in those sectors grew substantially more than the sectors as a whole, resulting in exceptionally strong sector performance. For instance, the AFIS Growth Fund outpaced the S&P 500 Index by more than 4%. The majority of the outperformance came from the Health Care and Consumer Discretionary sectors where both an overweight position and strong stock selection significantly boosted performance. Within the Consumer Discretionary sector, Amazon was the leading contributor. The higher-than-expected profitability of the company’s cloud computing business announced in April as part of its quarterly earnings report sent its stock to a new high. In the Health Care sector, a number of biotech stocks contributed strongly to performance. Among underlying funds that invest globally, the AFIS Global Small Cap Fund clearly stood out as a winner during the reporting period. Being a small cap strategy helped to some extent as small cap stocks on average performed better than large cap stocks worldwide. More importantly, the fund delivered a wide margin over its small cap benchmark, driven largely by strong stock selection. The Health Care sector accounted for more than half of the outperformance. One of the biotech names held in the fund, Synageva BioPharma Corp. was an example of the rising M&A trend in the Health Care sector this year. The share price of Synageva more than doubled upon being acquired by Alexion Pharmaceuticals. The fund’s sizable position in Synageva contributed substantially to the fund’s relative return. Another biotech name in the fund, Bluebird Bio, also made a strong contribution. Its stock price was bolstered by the company’s first-quarter results and the announcement of favorable business developments. Also, the fund’s stock selection in the Consumer Discretionary sector further added to performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Moderate Allocation Portfolio
Class B	1.54	2.61	9.06	5.39
Class C	1.39	2.36	8.74	5.08
Dow Jones Moderate Index	1.64	1.25	9.60	5.53

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	20.5
American Funds Bond Fund (Class 1)	18.4
American Funds Growth-Income Fund (Class 1)	9.0
American Funds American Mutual Fund (Class R-6)	9.0
American Funds Blue Chip Income and Growth Fund (Class 1)	8.0
American Funds High-Income Bond Fund (Class 1)	5.1
American Funds Growth Fund (Class 1)	5.0
American Funds Fundamental Investors Fund (Class R-6)	5.0
American Funds AMCAP Fund (Class R-6)	5.0
American Funds International Fund (Class 1)	5.0

MIST-3

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)	Actual	0.72%	$1,000.00	$1,015.40	$3.60
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class C(a)	Actual	1.02%	$1,000.00	$1,013.90	$5.09
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	5,368,201	$152,725,326
American Funds American Mutual Fund (Class R-6)	7,524,582	273,894,785
American Funds Blue Chip Income and Growth Fund (Class 1)	18,349,186	242,392,745
American Funds Bond Fund (Class 1) (a)	51,664,147	558,489,427
American Funds Fundamental Investors Fund (Class R-6)	2,899,862	152,764,717
American Funds Global Bond Fund (Class 1)	8,062,450	89,976,942
American Funds Global Small Capitalization Fund (Class 1)	1,102,519	30,947,706
American Funds Growth Fund (Class 1)	2,255,702	152,891,491
American Funds Growth-Income Fund (Class 1)	5,883,626	274,235,809
American Funds High-Income Bond Fund (Class 1) (a)	14,478,147	154,047,483
American Funds International Fund (Class 1)	7,469,244	151,177,496
American Funds International Growth and Income Fund (Class 1) (a)	9,155,010	151,057,666

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	1,501,262	30,550,686
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	50,358,408	622,933,510

Total Mutual Funds (Cost $2,821,109,389)		3,038,085,789

Total Investments—100.1% (Cost $2,821,109,389) (b)		3,038,085,789
Other assets and liabilities (net)—(0.1)%		(1,732,740)

Net Assets—100.0%		$3,036,353,049

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of June 30, 2015, the aggregate cost of investments was $2,821,109,389. The aggregate unrealized appreciation and depreciation of investments were $236,347,168 and $(19,370,768), respectively, resulting in net unrealized appreciation of $216,976,400.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,038,085,789	$—	$—	$3,038,085,789
Total Investments	$3,038,085,789	$—	$—	$3,038,085,789

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$1,551,557,703
Affiliated investments at value (b)	1,486,528,086
Receivable for:
Investments sold	37,495
Fund shares sold	790,237

Total Assets	3,038,913,521
Liabilities
Payables for:
Investments purchased	2,119
Fund shares redeemed	825,613
Accrued expenses:
Management fees	157,169
Distribution and service fees	1,387,637
Deferred trustees’ fees	76,247
Other expenses	111,687

Total Liabilities	2,560,472

Net Assets	$3,036,353,049

Net assets consist of:
Paid in surplus	$2,653,397,974
Undistributed net investment income	2,009,433
Accumulated net realized gain	163,969,242
Unrealized appreciation on investments and affiliated investments	216,976,400

Net Assets	$3,036,353,049

Net Assets
Class B	$8,850,423
Class C	3,027,502,626
Capital Shares Outstanding*
Class B	874,301
Class C	300,392,043
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.12
Class C	10.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,333,029,369.
(b)	Identified cost of affiliated investments was $1,488,080,020.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$6,991,637
Dividends from Affiliated Underlying Portfolios	5,091,938

Total investment income	12,083,575
Expenses
Management fees	960,046
Administration fees	11,024
Custodian and accounting fees	12,843
Distribution and service fees—Class B	10,846
Distribution and service fees—Class C	8,491,093
Audit and tax services	14,766
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	35,569
Insurance	10,052
Miscellaneous	11,572

Total expenses	9,591,801

Net Investment Income	2,491,774

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	28,555,792
Affiliated investments	3,481,248
Capital gain distributions from Underlying Portfolios	116,003,195
Capital gain distributions from affiliated investments	19,061,308

Net realized gain	167,101,543

Net change in unrealized depreciation on:
Investments	(111,349,911)
Affiliated investments	(14,290,484)

Net change in unrealized depreciation	(125,640,395)

Net realized and unrealized gain	41,461,148

Net Increase in Net Assets From Operations	$43,952,922

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,491,774	$45,005,709
Net realized gain	167,101,543	133,167,782
Net change in unrealized appreciation (depreciation)	(125,640,395)	9,785,138

Increase in net assets from operations	43,952,922	187,958,629

From Distributions to Shareholders
Net investment income
Class B	(160,213)	(119,514)
Class C	(44,857,701)	(45,897,856)
Net realized capital gains
Class B	(380,096)	(578,139)
Class C	(132,017,918)	(273,161,783)

Total distributions	(177,415,928)	(319,757,292)

Increase in net assets from capital share transactions	42,837,673	96,403,643

Total decrease in net assets	(90,625,333)	(35,395,020)

Net Assets
Beginning of period	3,126,978,382	3,162,373,402

End of period	$3,036,353,049	$3,126,978,382

Undistributed net investment income
End of period	$2,009,433	$44,535,573

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	68,694	$741,138	212,494	$2,250,114
Reinvestments	52,816	540,309	69,212	697,653
Redemptions	(58,257)	(628,986)	(31,301)	(330,340)

Net increase	63,253	$652,461	250,405	$2,617,427

Class C
Sales	3,143,391	$33,514,536	8,892,006	$93,986,323
Reinvestments	17,357,765	176,875,619	31,778,849	319,059,639
Redemptions	(15,702,725)	(168,204,943)	(30,052,100)	(319,259,746)

Net increase	4,798,431	$42,185,212	10,618,755	$93,786,216

Increase derived from capital shares transactions		$42,837,673		$96,403,643

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.61		$11.14	$10.58	$9.87	$10.05	$9.28

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.21	0.17	0.20	0.25	0.24
Net realized and unrealized gain (loss) on investments	0.15		0.44	1.21	0.90	(0.20)	0.69

Total from investment operations	0.18		0.65	1.38	1.10	0.05	0.93

Less Distributions
Distributions from net investment income	(0.20)		(0.20)	(0.22)	(0.25)	(0.18)	(0.16)
Distributions from net realized capital gains	(0.47)		(0.98)	(0.60)	(0.14)	(0.05)	0.00

Total distributions	(0.67)		(1.18)	(0.82)	(0.39)	(0.23)	(0.16)

Net Asset Value, End of Period	$10.12		$10.61	$11.14	$10.58	$9.87	$10.05

Total Return (%) (b)	1.54	(c)	6.44	13.75	11.28	0.44	10.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.34
Net ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.34 (f)
Ratio of net investment income to average net assets (%) (g)	0.47	(e)	1.97	1.56	1.93	2.51	2.56
Portfolio turnover rate (%)	6	(c)	5	27	12	7	7
Net assets, end of period (in millions)	$8.9		$8.6	$6.2	$4.4	$2.8	$1.6

	Class C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.55		$11.08	$10.51	$9.81	$9.99	$9.23

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.15	0.13	0.14	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.15		0.47	1.22	0.91	(0.15)	0.72

Total from investment operations	0.16		0.62	1.35	1.05	0.03	0.91

Less Distributions
Distributions from net investment income	(0.16)		(0.17)	(0.18)	(0.21)	(0.16)	(0.15)
Distributions from net realized capital gains	(0.47)		(0.98)	(0.60)	(0.14)	(0.05)	0.00

Total distributions	(0.63)		(1.15)	(0.78)	(0.35)	(0.21)	(0.15)

Net Asset Value, End of Period	$10.08		$10.55	$11.08	$10.51	$9.81	$9.99

Total Return (%) (b)	1.39	(c)	6.09	13.52	10.84	0.19	9.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.62	0.64
Net ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.62	0.64 (f)
Ratio of net investment income to average net assets (%) (g)	0.16	(e)	1.42	1.20	1.36	1.79	2.04
Portfolio turnover rate (%)	6	(c)	5	27	12	7	7
Net assets, end of period (in millions)	$3,027.5		$3,118.4	$3,156.1	$3,027.8	$2,913.1	$2,590.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$187,318,020	$0	$184,384,613

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$960,046	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the

MIST-10

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2015 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
American Funds Bond Fund (Class 1)	48,230,462	4,524,215	(1,090,530)	51,664,147
American Funds High-Income Bond Fund (Class 1)	14,576,399	155,094	(253,346)	14,478,147
American Funds International Growth and Income Fund (Class 1)	9,065,122	248,022	(158,134)	9,155,010
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	55,590,909	530,077	(5,762,578)	50,358,408

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2015
American Funds Bond Fund (Class 1)	$1,719,873	$10,844,808	$2,068,080	$558,489,427
American Funds High-Income Bond Fund (Class 1)	305,556	—	1,520,889	154,047,483
American Funds International Growth and Income Fund (Class 1)	319,357	3,011,120	251,676	151,057,666
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	1,136,462	5,205,380	1,251,293	622,933,510

	$3,481,248	$19,061,308	$5,091,938	$1,486,528,086

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$60,512,763	$51,075,093	$259,244,529	$168,404,201	$319,757,292	$219,479,294

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$44,602,998	$132,169,737	$339,712,770	$—	$516,485,505

MIST-11

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2015, the Class B shares of the AQR Global Risk Balanced Portfolio returned 1.02%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

Developed equities have been positive over the period, driven in part by a weaker euro and better than expected economic data out of Europe. In particular, German equity returns were strong as economic data in the country surprised to the upside and a weaker euro benefited the export driven economy, while Italian equity markets also outperformed as fears of contagion should Greece exit the Eurozone subsided. Despite its generally weak economic landscape, Japan’s markets rose as domestic pensions continued to raise allocations to equity markets from their traditionally low levels. In the U.S., stocks were positive but underperformed the rest of the world on weaker growth data and worries that a stronger U.S. dollar will hurt corporate earnings via weaker exports. Developed global equities pared back gains at the end of June as Greek bailout negotiations briefly stalled. Emerging equities were positive, led by Chinese equities, which rose early in the quarter as the People’s Bank of China took measures to increase foreign investment; however, when regulators began tightening margin financing for retail investors, a rapid sell-off erased a majority of the year’s gains.

Developed bond market returns were mixed over the first half of 2015 as the downward trend in yields reversed in the second quarter on improved economic data and more hawkish central bank rhetoric. U.K. Gilts were lower after Bank of England minutes published in April indicated an increased consensus that the next change in policy would be towards tightening rather than easing. German Bund yields rose rapidly from historically low levels as European industrial production and GDP growth surprised to the upside suggesting that the European Central Bank’s (the “ECB”) efforts to ease financial conditions in the Eurozone were working faster than expected. U.S. Treasury yields also increased in the second quarter as a result of better than expected residential investment and increased inflation expectations, though total returns were still positive due to relatively strong carry and roll-down on the bonds. Australian bonds pared back gains as central bank comments on future policy were unexpectedly hawkish.

Inflation-linked bonds delivered positive returns over the first half of the year, outperforming nominal bonds as inflation expectations increased. European inflation linked bonds were given a boost by the ECB’s decision to include linkers as part of its quantitative easing program. Realized inflation data came in close to zero in the U.K. and U.S. due to falling oil prices weighing down their energy-heavy CPI baskets, resulting in underperformance of U.K. and U.S. linkers relative to continental European linkers.

Commodities were modestly positive in the first half of the year as first quarter losses were more than offset by second quarter gains. Oil markets rebounded in the second quarter, erasing losses from earlier in the year, as rig counts continued to decline, conflict in Yemen encroached on crude shipping routes, and negotiations with Iran seemed for a while less likely to result in the removal of sanctions. Grains were higher on the quarter as excessive rainfall in the Midwest and dry weather in Europe led to difficult growing conditions. Industrial metals underperformed as stockpiles continued to grow and demand from China remained tepid.

PORTFOLIO REVIEW / CURRENT POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to provide diversification across three primary sources of risk: equities, government bonds, and inflation-related assets (global inflation-linked bonds and commodities). The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source of risk. Diversifying risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To achieve equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the size and variability of returns of the Portfolio.

To achieve its target risk of 10%, the Portfolio is moderately levered through investments in equity, fixed income and commodity futures. The portfolio management process adjusts exposures to each of the three risk categories using a proprietary risk-forecasting model. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Exposures are primarily attained through equity, fixed income, and commodity futures and the purchase of global inflation-linked bonds. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio can help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio uses futures, swaps on futures and government bonds to gain its exposures. Futures were used to gain exposure in the Equity, Inflation Risk, and Nominal Interest Rate buckets. Swaps on futures were used in the Equity Risk, Nominal Interest Rate, and Inflation Risk buckets to gain exposure when holding limit, local regulation or asset coverage rules restricted investment in futures in those markets. The Portfolio does not use derivatives to gain exposure to the global inflation-linked bond market but instead buys cash bonds. Currency hedges are used to minimize currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

The Portfolio returned 1.02% for the six month period ending June 30, 2015, underperforming the Dow Jones Moderate Index by

MIST-1

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

0.62%. Returns for the three risk categories in the Portfolio were mixed for the 6-month period: equities and inflation-sensitive assets contributed while modest losses in fixed income offset most of the Portfolio’s gains.

The Portfolio benefited from gains in equities, driven in part by a weaker euro, better than expected European economic data, and positive performance of inflation-sensitive securities. Increased inflation expectations buoyed inflation-linked bonds. Commodities contributed positively as U.S. oil production showed signs of slowing causing energies to rise, more than offsetting the agricultural sector selloff. Increased inflation expectations, improved European growth data, and hawkish Bank of England rhetoric caused global bond yields to rebound from lows hit earlier in the year and end the semi-annum at levels higher than when the year began.

AQR’s systematic portfolio management process dynamically adjusts position sizes in inverse proportion to the volatility of the underlying assets. Over the first half of 2015, asset volatilities in equites and commodities modestly decreased resulting in positions slightly larger than when the year began. Volatility in fixed income rose throughout the first half of the year with a significant increase in the second quarter as a result of improved European data, uncertain Greek debt negotiations, and continued Fed optimism on U.S. growth. With the increase in fixed income volatility, nominal fixed income positions were reduced by around 18% of the Portfolio’s net asset value compared to when the year began.

The Portfolio entered the beginning of 2015 with a total market exposure of 210%. Portfolio exposures have ranged from 203% to 228% over the first half of 2015. The average asset class exposure was 42% equities, 118% nominal bonds, 37% inflation-linked bonds, and 18% commodities. At the end of June, exposures were 45% equities, 99% nominal bonds, 37% inflation-linked bonds, and 22% commodities, for a total portfolio exposure of 203%.

Brian Hurst

John Huss

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	1.02	-5.82	3.63
Dow Jones Moderate Index	1.64	1.25	6.30

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	96.7
Global Inflation-Linked Bonds	37.2
Global Developed Equities	35.5
Commodities - Production Weighted	21.8
Global Emerging Equities	5.1
U.S. Mid Cap Equities	2.5
U.S. Small Cap Equities	2.1

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)	Actual	0.87%	$1,000.00	$1,010.20	$4.34
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—24.4% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—24.4%
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/18 (a)	329,144,736	$334,313,296
0.125%, 04/15/19 (a)	260,189,382	263,563,778
0.125%, 07/15/24 (a)	88,776,567	86,577,927
0.250%, 01/15/25 (a)	110,274,144	108,163,387
0.375%, 07/15/23 (a)	144,765,264	145,285,550
0.625%, 01/15/24 (a)	109,201,338	111,061,146
2.125%, 01/15/19 (a)	59,834,799	65,149,804

Total U.S. Treasury & Government Agencies (Cost $1,101,605,286)		1,114,114,888

Foreign Government—21.4%

Sovereign—21.4%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bonds
0.750%, 04/15/18 (EUR) (a)	104,365,100	121,133,429
Deutsche Bundesrepublik Inflation Linked Bonds
0.100%, 04/15/23 (EUR) (a)	125,753,484	149,442,159
1.750%, 04/15/20 (EUR) (a)	59,389,898	74,546,742
France Government Bond OAT
0.250%, 07/25/18 (EUR) (a)	45,644,418	52,908,794
0.250%, 07/25/24 (EUR) (a)	25,957,215	30,681,002
1.100%, 07/25/22 (EUR) (a)	64,109,928	80,056,538
1.300%, 07/25/19 (EUR) (a)	100,422,294	122,500,864
2.100%, 07/25/23 (EUR) (a)	26,880,748	36,314,012
United Kingdom Gilt Inflation Linked
0.125%, 03/22/24 (GBP) (a)	38,735,060	65,783,189
1.875%, 11/22/22 (GBP) (a)	127,944,720	244,174,838

Total Foreign Government (Cost $1,074,020,573)		977,541,567

Short-Term Investments—50.2%

Mutual Funds—34.7%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.010% (b)	393,143,808	393,143,808
Dreyfus Treasury & Agency Cash Management, Institutional Class, 0.010% (b)	393,135,410	393,135,410
State Street Institutional Liquid Reserve Fund, Class I, 0.110% (b) (c)	85,351,328	85,351,328
State Street Institutional Treasury Plus Money Market Fund, Class I, 0.000% (b) (c)	318,530,176	318,530,176
UBS Select Treasury Preferred Fund, Institutional Class, 0.010% (b)	395,945,057	395,945,057

		1,586,105,779

Security Description	Principal Amount*	Value

U.S. Treasury—15.5%
U.S. Treasury Bills
0.063%, 08/06/15 (d)	259,383,500	259,383,500
0.071%, 12/03/15 (d)	54,455,000	54,445,035
0.072%, 07/30/15 (d)	74,990,000	74,988,800
0.083%, 10/01/15 (d)	117,743,500	117,738,201
0.085%, 11/27/15 (d) (e)	81,497,000	81,485,183
0.096%, 10/08/15 (d)	117,743,500	117,739,497

		705,780,216

Total Short-Term Investments (Cost $2,291,796,051)		2,291,885,995

Total Investments—96.0% (Cost $4,467,421,910) (f)		4,383,542,450
Other assets and liabilities (net)—4.0%		182,638,154

Net Assets—100.0%		$4,566,180,604

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of June 30, 2015.
(c)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2015, the market value of securities pledged was $100,541,329.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $12,569,177.
(f)	As of June 30, 2015, the aggregate cost of investments was $4,467,421,910. The aggregate unrealized appreciation and depreciation of investments were $24,817,806 and $(108,697,266), respectively, resulting in net unrealized depreciation of $(83,879,460).
(EUR)—	Euro
(GBP)—	British Pound

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	175,000	Citibank N.A.	09/16/15	$142,409	$(2,438)
CAD	551,000	Credit Suisse International	09/16/15	448,454	(7,747)
EUR	3,835,000	Citibank N.A.	09/16/15	4,266,034	13,952
EUR	3,835,000	Credit Suisse International	09/16/15	4,265,859	14,127
GBP	3,540,000	Citibank N.A.	09/16/15	5,391,007	168,180
GBP	3,540,000	Credit Suisse International	09/16/15	5,390,978	168,209
HKD	3,687,000	Credit Suisse International	09/16/15	475,356	252
JPY	2,305,000	Credit Suisse International	09/16/15	18,635	217

Contracts to Deliver
CAD	92,219	Citibank N.A.	09/16/15	$73,721	$(39)
CAD	55,735	Citibank N.A.	09/16/15	44,523	(55)
CAD	27,046	Citibank N.A.	09/16/15	21,585	(47)
CAD	328,000	Credit Suisse International	09/16/15	263,637	1,292
CAD	92,218	Credit Suisse International	09/16/15	73,720	(39)
CAD	55,737	Credit Suisse International	09/16/15	44,525	(55)
CAD	48,000	Credit Suisse International	09/16/15	38,825	434
CAD	27,045	Credit Suisse International	09/16/15	21,584	(47)
CHF	1,560	Citibank N.A.	09/16/15	1,673	(1)
CHF	1,548	Citibank N.A.	09/16/15	1,662	1
CHF	1,400	Citibank N.A.	09/16/15	1,511	9
CHF	992	Citibank N.A.	09/16/15	1,058	(7)
CHF	2,409,000	Credit Suisse International	09/16/15	2,625,811	41,596
CHF	18,000	Credit Suisse International	09/16/15	19,249	(60)
CHF	13,000	Credit Suisse International	09/16/15	13,893	(52)
CHF	1,561	Credit Suisse International	09/16/15	1,674	(1)
CHF	1,548	Credit Suisse International	09/16/15	1,662	1
CHF	1,399	Credit Suisse International	09/16/15	1,510	9
CHF	992	Credit Suisse International	09/16/15	1,058	(7)
EUR	63,433,913	Citibank N.A.	09/16/15	71,859,298	1,064,968
EUR	61,319,449	Citibank N.A.	09/16/15	68,724,195	289,676
EUR	52,861,595	Citibank N.A.	09/16/15	58,520,385	(474,892)
EUR	42,289,276	Citibank N.A.	09/16/15	46,134,117	(1,062,104)
EUR	42,289,276	Citibank N.A.	09/16/15	47,527,881	331,660
EUR	37,050,307	Citibank N.A.	09/16/15	41,609,737	260,377
EUR	63,433,914	Credit Suisse International	09/16/15	71,859,300	1,064,968
EUR	61,319,451	Credit Suisse International	09/16/15	68,724,198	289,676
EUR	52,861,594	Credit Suisse International	09/16/15	58,520,384	(474,892)
EUR	42,289,275	Credit Suisse International	09/16/15	46,134,116	(1,062,104)
EUR	42,289,275	Credit Suisse International	09/16/15	47,527,880	331,660
EUR	37,050,306	Credit Suisse International	09/16/15	41,609,736	260,377
EUR	1,994,000	Credit Suisse International	09/16/15	2,225,938	569
EUR	1,486,000	Credit Suisse International	09/16/15	1,677,976	19,552
EUR	1,133,000	Credit Suisse International	09/16/15	1,271,238	6,773
EUR	1,046,000	Credit Suisse International	09/16/15	1,178,994	11,623
GBP	53,867,097	Citibank N.A.	09/16/15	81,673,888	(2,918,563)
GBP	24,271,367	Citibank N.A.	09/16/15	37,045,536	(1,070,022)
GBP	23,437,800	Citibank N.A.	09/16/15	35,887,517	(919,014)
GBP	53,867,096	Credit Suisse International	09/16/15	81,673,887	(2,918,563)
GBP	24,271,367	Credit Suisse International	09/16/15	37,045,536	(1,070,022)
GBP	23,437,800	Credit Suisse International	09/16/15	35,887,517	(919,014)
GBP	501,000	Credit Suisse International	09/16/15	766,284	(20,482)
GBP	127,000	Credit Suisse International	09/16/15	195,159	(4,280)
GBP	113,000	Credit Suisse International	09/16/15	177,346	(108)
GBP	110,000	Credit Suisse International	09/16/15	171,061	(1,682)
HKD	345,900	Citibank N.A.	09/16/15	44,600	(20)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
HKD	184,100	Citibank N.A.	09/16/15	$23,736	$(12)
HKD	19,504,000	Credit Suisse International	09/16/15	2,515,906	(33)
HKD	345,899	Credit Suisse International	09/16/15	44,600	(20)
HKD	184,101	Credit Suisse International	09/16/15	23,736	(12)
JPY	2,112,464	Citibank N.A.	09/16/15	17,104	(173)
JPY	2,107,044	Citibank N.A.	09/16/15	16,925	(309)
JPY	1,798,486	Citibank N.A.	09/16/15	14,467	(243)
JPY	1,664,871	Citibank N.A.	09/16/15	13,396	(221)
JPY	1,571,135	Citibank N.A.	09/16/15	12,694	(156)
JPY	96,577,000	Credit Suisse International	09/16/15	777,437	(12,460)
JPY	11,913,000	Credit Suisse International	09/16/15	96,666	(769)
JPY	2,112,463	Credit Suisse International	09/16/15	17,104	(173)
JPY	2,107,044	Credit Suisse International	09/16/15	16,925	(309)
JPY	1,798,486	Credit Suisse International	09/16/15	14,467	(243)
JPY	1,664,870	Credit Suisse International	09/16/15	13,396	(221)
JPY	1,571,137	Credit Suisse International	09/16/15	12,694	(156)

Net Unrealized Depreciation					$(8,601,709)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures	08/18/15	37	USD	1,717,883	$(168,508)
Aluminum Futures	08/20/15	17	USD	762,002	(49,966)
Aluminum Futures	08/28/15	25	USD	1,091,130	(43,392)
Aluminum Futures	09/25/15	14	USD	598,406	(7,365)
Amsterdam Index Futures	07/17/15	85	EUR	7,965,359	66,324
Australian 10 Year Treasury Bond Futures	09/15/15	1,089	AUD	135,747,781	510,710
CAC 40 Index Futures	07/17/15	590	EUR	28,298,271	(64,573)
Canada Government Bond 10 Year Futures	09/21/15	1,406	CAD	195,196,206	1,316,088
Cattle Feeder Futures	08/27/15	115	USD	12,273,161	73,526
Cocoa Futures	09/15/15	138	USD	4,274,658	236,563
Coffee “C” Futures	09/18/15	165	USD	8,542,951	(350,701)
Copper Futures	08/28/15	1	USD	152,864	(8,814)
Copper Futures	09/14/15	220	USD	32,560,537	(862,662)
Corn Futures	09/14/15	2,198	USD	40,456,806	5,920,994
Cotton No. 2 Futures	12/08/15	383	USD	12,493,950	510,815
DAX Index Futures	09/18/15	94	EUR	25,570,596	315,423
Euro Stoxx 50 Index Futures	09/18/15	2,315	EUR	79,363,265	200,823
Euro-Bund Futures	09/08/15	6,713	EUR	1,038,780,247	(20,517,966)
FTSE 100 Index Futures	09/18/15	1,285	GBP	85,297,677	(2,906,461)
FTSE JSE Top 40 Index Futures	09/17/15	629	ZAR	290,221,728	51,609
FTSE MIB Index Futures	09/18/15	62	EUR	6,872,616	139,372
Gold 100 oz. Futures	08/27/15	277	USD	32,928,847	(469,987)
H-Shares Index Futures	07/30/15	536	HKD	359,334,985	(1,669,987)
Hang Seng Index Futures	07/30/15	13	HKD	17,634,959	(77,708)
IBEX 35 Index Futures	07/17/15	95	EUR	10,207,309	32,159
Japanese Government 10 Year Bond Futures	09/10/15	335	JPY	49,178,149,075	464,117
KOSPI 200 Index Futures	09/10/15	392	KRW	49,913,646,176	(423,727)
Lead Futures	07/27/15	2	USD	104,081	(16,541)
Lead Futures	08/18/15	5	USD	248,173	(28,971)
Lead Futures	08/20/15	2	USD	96,522	(8,826)
Lead Futures	08/28/15	4	USD	196,074	(20,554)
Lead Futures	09/14/15	128	USD	6,177,539	(551,139)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Lead Futures	09/25/15	4	USD	178,984	$(3,045)
Lean Hogs Futures	08/14/15	660	USD	20,743,052	(1,108,052)
Live Cattle Futures	08/31/15	382	USD	23,327,464	(701,604)
MSCI Taiwan Index Futures	07/30/15	56	USD	1,939,081	(22,201)
Nickel Futures	07/27/15	1	USD	80,449	(8,777)
Nickel Futures	08/18/15	2	USD	166,077	(22,605)
Nickel Futures	08/20/15	4	USD	311,956	(24,987)
Nickel Futures	08/28/15	2	USD	154,758	(11,222)
Nickel Futures	09/14/15	84	USD	6,769,544	(735,908)
Nickel Futures	09/25/15	2	USD	152,853	(9,123)
Primary Aluminum Futures	09/14/15	640	USD	28,245,009	(1,289,008)
Russell 2000 Mini Index Futures	09/18/15	774	USD	97,480,671	(699,711)
S&P 500 E-Mini Index Futures	09/18/15	9,338	USD	974,368,990	(15,169,630)
S&P Midcap 400 E-Mini Index Futures	09/18/15	758	USD	115,647,066	(2,091,086)
S&P TSX 60 Index Futures	09/17/15	444	CAD	75,851,153	(730,851)
SGX CNX Nifty Index Futures	07/30/15	1,410	USD	23,595,415	48,875
SPI 200 Futures	09/17/15	424	AUD	58,252,129	(805,443)
Silver Futures	09/28/15	44	USD	3,503,955	(76,135)
Soybean Futures	11/13/15	562	USD	25,794,700	3,352,025
Sugar No. 11 Futures	09/30/15	1,056	USD	14,452,719	295,799
TOPIX Index Futures	09/10/15	1,119	JPY	18,508,110,628	(2,147,450)
U.S. Treasury Note 10 Year Futures	09/21/15	13,002	USD	1,652,417,138	(11,930,419)
United Kingdom Long Gilt Bond Futures	09/28/15	1,295	GBP	151,532,627	(2,611,853)
Wheat Futures	09/14/15	1,332	USD	35,911,411	5,097,539
Zinc Futures	07/27/15	5	USD	284,326	(35,445)
Zinc Futures	08/18/15	7	USD	401,128	(52,056)
Zinc Futures	08/20/15	3	USD	167,042	(17,400)
Zinc Futures	08/28/15	4	USD	220,571	(20,865)
Zinc Futures	09/14/15	168	USD	8,924,054	(530,354)
Zinc Futures	09/25/15	5	USD	255,190	(5,315)

Futures Contracts—Short
Aluminum Futures	08/18/15	(37)	USD	(1,689,699)	140,324
Aluminum Futures	08/20/15	(17)	USD	(760,381)	48,345
Aluminum Futures	08/28/15	(25)	USD	(1,099,926)	52,189
Aluminum Futures	09/25/15	(14)	USD	(601,266)	10,224
Copper Futures	08/28/15	(1)	USD	(152,498)	8,448
Lead Futures	07/27/15	(2)	USD	(104,145)	16,606
Lead Futures	08/18/15	(5)	USD	(247,300)	28,098
Lead Futures	08/20/15	(2)	USD	(96,245)	8,550
Lead Futures	08/28/15	(4)	USD	(198,415)	22,895
Lead Futures	09/25/15	(4)	USD	(179,590)	3,652
Nickel Futures	07/27/15	(1)	USD	(81,508)	9,835
Nickel Futures	08/18/15	(2)	USD	(165,331)	21,859
Nickel Futures	08/20/15	(4)	USD	(313,430)	26,461
Nickel Futures	08/28/15	(2)	USD	(153,595)	10,059
Nickel Futures	09/25/15	(2)	USD	(151,249)	7,519
Zinc Futures	07/27/15	(5)	USD	(284,863)	35,983
Zinc Futures	08/18/15	(7)	USD	(400,729)	51,657
Zinc Futures	08/20/15	(3)	USD	(165,743)	16,100
Zinc Futures	08/28/15	(4)	USD	(222,288)	22,583
Zinc Futures	09/25/15	(5)	USD	(254,738)	4,863

Net Unrealized Depreciation					$(49,929,382)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements

OTC Total Return Swaps

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
07/16/15	Barclays Bank plc	Brent Crude Futures	USD	103,021,800	$(1,532,160)	$—	$(1,532,160)
08/14/15	Barclays Bank plc	Brent Crude Futures	USD	25,504,080	—	—	—
08/14/15	Citibank N.A.	Brent Crude Futures	USD	83,815,162	—	—	—
08/14/15	Merrill Lynch International	Brent Crude Futures	USD	8,681,850	—	—	—
09/14/15	Citibank N.A.	Corn Futures	USD	1,221,943	212,857	—	212,857
07/21/15	Barclays Bank plc	Crude Oil Futures	USD	133,172,500	(3,171,080)	—	(3,171,080)
07/21/15	Citibank N.A.	Crude Oil Futures	USD	84,126,392	(3,068,782)	—	(3,068,782)
07/21/15	Merrill Lynch International	Crude Oil Futures	USD	6,082,560	(195,030)	—	(195,030)
09/08/15	Bank of America N.A.	Euro-Bund Futures	EUR	29,515,341	(708,310)	—	(708,310)
07/30/15	Bank of America N.A.	Hang Seng China Enterprises Index Futures	HKD	257,720,250	(1,483,445)	—	(1,483,445)
07/30/15	Bank of America N.A.	Hang Seng Index Future	HKD	151,312,351	(758,577)	—	(758,577)
08/12/15	Bank of America N.A.	Ibovespa Futures	BRL	72,504,644	(193,234)	—	(193,234)
09/10/15	Bank of America N.A.	Japanese Government 10 Year Bond Futures	JPY	19,794,928,500	376,039	—	376,039
08/14/15	Merrill Lynch International	Lean Hog Futures	USD	2,283,158	(81,658)	—	(81,658)
08/31/15	Merrill Lynch International	Live Cattle Futures	USD	22,735,850	(643,060)	—	(643,060)
09/28/15	Bank of America N.A.	Long Gilt Futures	GBP	13,675,931	(212,938)	—	(212,938)
08/12/15	Barclays Bank plc	Low Sulphur Gas Oil Futures	USD	48,050,144	(1,509,344)	—	(1,509,344)
08/12/15	Citibank N.A.	Low Sulphur Gas Oil Futures	USD	4,103,330	(71,330)	—	(71,330)
08/12/15	Merrill Lynch International	Low Sulphur Gas Oil Futures	USD	18,980,500	(606,100)	—	(606,100)
07/30/15	Bank of America N.A.	MSCI Taiwan Stock Index Futures	USD	36,500,277	(319,167)	—	(319,167)
07/31/15	Barclays Bank plc	NY Harbor ULSD Futures	USD	32,541,075	(393,876)	—	(393,876)
07/31/15	Citibank N.A.	NY Harbor ULSD Futures	USD	21,834,291	(640,952)	—	(640,952)
07/31/15	Merrill Lynch International	NY Harbor ULSD Futures	USD	2,214,475	(71,329)	—	(71,329)
07/29/15	Barclays Bank plc	Natural Gas Futures	USD	19,072,000	(182,560)	—	(182,560)
07/29/15	Citibank N.A.	Natural Gas Futures	USD	10,085,210	(88,250)	—	(88,250)
07/29/15	Merrill Lynch International	Natural Gas Futures	USD	1,570,690	(13,090)	—	(13,090)
07/31/15	Barclays Bank plc	RBOB Gasoline Futures	USD	36,337,665	(616,623)	—	(616,623)
07/31/15	Citibank N.A.	RBOB Gasoline Futures	USD	24,361,436	(518,717)	—	(518,717)
07/31/15	Merrill Lynch International	RBOB Gasoline Futures	USD	2,636,550	(54,306)	—	(54,306)
11/13/15	Citibank N.A.	Soybean Futures	USD	2,317,339	327,649	—	327,649
11/13/15	Merrill Lynch International	Soybean Futures	USD	91,650	12,075	—	12,075
09/18/15	Bank of America N.A.	Swiss Market Index Futures	CHF	56,710,810	(855,714)	—	(855,714)
09/21/15	Bank of America N.A.	U.S. Treasury Note 10 Year Futures	USD	491,267,436	(3,108,451)	—	(3,108,451)
09/14/15	Citibank N.A.	Wheat Futures	USD	1,425,802	298,297	—	298,297

Totals					$(19,871,166)	$—	$(19,871,166)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,114,114,888	$—	$1,114,114,888
Total Foreign Government*	—	977,541,567	—	977,541,567
Short-Term Investments
Mutual Funds	1,586,105,779	—	—	1,586,105,779
U.S. Treasury	—	705,780,216	—	705,780,216
Total Short-Term Investments	1,586,105,779	705,780,216	—	2,291,885,995
Total Investments	$1,586,105,779	$2,797,436,671	$—	$4,383,542,450

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,340,158	$—	$4,340,158
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(12,941,867)	—	(12,941,867)
Total Forward Contracts	$—	$(8,601,709)	$—	$(8,601,709)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$19,179,011	$—	$—	$19,179,011
Futures Contracts (Unrealized Depreciation)	(69,108,393)	—	—	(69,108,393)
Total Futures Contracts	$(49,929,382)	$—	$—	$(49,929,382)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,226,917	$—	$1,226,917
OTC Swap Contracts at Value (Liabilities)	—	(21,098,083)	—	(21,098,083)
Total OTC Swap Contracts	$—	$(19,871,166)	$—	$(19,871,166)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$4,383,542,450
Cash	3,120,000
Cash denominated in foreign currencies (b)	9,141,847
Cash collateral (c)	188,664,122
OTC swap contracts at market value	1,226,917
Unrealized appreciation on forward foreign currency exchange contracts	4,340,158
Receivable for:
Fund shares sold	117,254
Interest	5,255,544
Variation margin on futures contracts	17,930,877

Total Assets	4,613,339,169
Liabilities
OTC swap contracts at market value	21,098,083
Unrealized depreciation on forward foreign currency exchange contracts	12,941,867
Payables for:
OTC swap contracts	4,491,044
Fund shares redeemed	2,425,321
Variation margin on futures contracts	2,350,687
Accrued expenses:
Management fees	2,241,700
Distribution and service fees	940,216
Deferred trustees’ fees	59,120
Other expenses	610,527

Total Liabilities	47,158,565

Net Assets	$4,566,180,604

Net assets consist of:
Paid in surplus	$4,673,342,130
Distributions in excess of net investment income	(35,819,928)
Accumulated net realized gain	91,126,860
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(162,468,458)

Net Assets	$4,566,180,604

Net Assets
Class B	$4,566,180,604
Capital Shares Outstanding*
Class B	488,409,374
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,467,421,910.
(b)	Identified cost of cash denominated in foreign currencies was $9,068,824.
(c)	Includes collateral of $155,841,335 for futures contracts, $32,822,305 for forward foreign currency exchange contracts, and $482 for OTC swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Interest (a)	$6,390,774
Accretion/amortization	(8,929,661)

Total investment income (loss)	(2,538,887)
Expenses
Management fees	14,387,559
Administration fees	79,376
Custodian and accounting fees	346,901
Distribution and service fees—Class B	5,891,506
Audit and tax services	51,666
Legal	14,404
Trustees’ fees and expenses	19,698
Shareholder reporting	117,074
Insurance	16,620
Miscellaneous	18,583

Total expenses	20,943,387
Less management fee waiver	(372,367)

Net expenses	20,571,020

Net Investment Loss	(23,109,907)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,869,241
Futures contracts	167,066,771
Swap contracts	(31,506,408)
Foreign currency transactions	62,608,865

Net realized gain	200,038,469

Net change in unrealized appreciation (depreciation) on:
Investments	(14,553,006)
Futures contracts	(139,327,182)
Swap contracts	48,916,584
Foreign currency transactions	(20,396,151)

Net change in unrealized depreciation	(125,359,755)

Net realized and unrealized gain	74,678,714

Net Increase in Net Assets From Operations	$51,568,807

(a)	Net of foreign withholding taxes of $14,099.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(23,109,907)	$(8,796,477)
Net realized gain	200,038,469	219,146,745
Net change in unrealized depreciation	(125,359,755)	(515,698)

Increase in net assets from operations	51,568,807	209,834,570

From Distributions to Shareholders
Net investment income
Class B	(245,638,078)	0
Net realized capital gains
Class B	(439,979,919)	(23,202,826)

Total distributions	(685,617,997)	(23,202,826)

Increase (decrease) in net assets from capital share transactions	438,112,912	(560,566,503)

Total decrease in net assets	(195,936,278)	(373,934,759)

Net Assets
Beginning of period	4,762,116,882	5,136,051,641

End of period	$4,566,180,604	$4,762,116,882

Accumulated undistributed net investment income (loss)
End of period	$(35,819,928)	$232,928,057

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	1,571,814	$16,974,755	5,933,583	$66,767,523
Reinvestments	73,171,611	685,617,997	2,097,905	23,202,826
Redemptions	(24,028,651)	(264,479,840)	(59,286,512)	(650,536,852)

Net increase (decrease)	50,714,774	$438,112,912	(51,255,024)	$(560,566,503)

Increase (decrease) derived from capital shares transactions		$438,112,912		$(560,566,503)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		May 2, 2011 through December 31, 2011(a)		Period April 19, 2011 through May 2, 2011(a)
Net Asset Value, Beginning of Period	$10.88		$10.50	$11.52	$10.53		$10.36	(b)	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (c)	(0.05)		(0.02)	(0.07)	(0.00	)(d)	(0.01)		0.51
Net realized and unrealized gain (loss) on investments	0.17		0.45	(0.30)	1.11		0.36		(0.15)

Total from investment operations	0.12		0.43	(0.37)	1.11		0.35		0.36

Less Distributions
Distributions from net investment income	(0.59)		0.00	(0.23)	(0.06)		(0.15)		0.00
Distributions from net realized capital gains	(1.06)		(0.05)	(0.42)	(0.06)		(0.03)		0.00

Total distributions	(1.65)		(0.05)	(0.65)	(0.12)		(0.18)		0.00

Net Asset Value, End of Period	$9.35		$10.88	$10.50	$11.52		$10.53		$10.36

Total Return (%) (e)	1.02	(f)	4.00	(3.39)	10.56		3.38	(f)(g)	3.60	(f)(h)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(i)	0.89	0.90	0.98		1.18	(i)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.89	(i)	0.89	0.88	0.89		0.95	(i)
Net ratio of expenses to average net assets (%) (j)	0.87	(i)	0.87	0.89	0.98		1.15	(i)
Net ratio of expenses to average net assets excluding interest expense (%) (j)	0.87	(i)	0.87	0.87	0.89		0.92	(i)
Ratio of net investment income (loss) to average net assets (%)	(0.98	)(i)	(0.17)	(0.66)	(0.04)		(0.06	)(i)
Portfolio turnover rate (%)	9	(f)	30	173	79		8	(f)
Net assets, end of period (in millions)	$4,566.2		$4,762.1	$5,136.1	$5,694.3		$2,584.1

(a)	Commencement of operations was April 19, 2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was May 2, 2011.
(b)	Net Asset Value on SEC Effective Date, May 2, 2011.
(c)	Per share amounts based on average shares outstanding during the period.
(d)	Net investment income (loss) was less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Total return for the period May 2, 2011 to December 31, 2011.
(h)	Total return for the period April 19, 2011 to May 2, 2011.
(i)	Computed on an annualized basis.
(j)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2015	% of Total Assets at June 30, 2015
AQR Global Risk Balanced Portfolio, Ltd.	4/19/2011	$456,470,373	9.9%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the consolidated financial statements were issued.

MIST-14

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a

MIST-15

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, controlled foreign corporation adjustments and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for

MIST-16

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a

MIST-17

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an

MIST-18

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$376,039	OTC swap contracts at market value	$4,029,699
	Unrealized appreciation on futures contracts* (a)	2,290,915	Unrealized depreciation on futures contracts* (a)	35,060,238
Equity	Unrealized appreciation on futures contracts* (a)	854,585	OTC swap contracts at market value	3,610,137
			Unrealized depreciation on futures contracts* (a)	26,808,828
Commodity	OTC swap contracts at market value	850,878	OTC swap contracts at market value	13,458,247
	Unrealized appreciation on futures contracts* (a)	16,033,511	Unrealized depreciation on futures contracts* (a)	7,239,327
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,340,158	Unrealized depreciation on forward foreign currency exchange contracts	12,941,867

Total		$24,746,086		$103,148,343

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$376,039	$(376,039)	$—	$—
Citibank N.A.	2,967,626	(2,967,626)	—	—
Credit Suisse International	2,211,335	(2,211,335)	—	—
Merrill Lynch International	12,075	(12,075)	—	—

	$5,567,075	$(5,567,075)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$7,639,836	$(376,039)	$(7,263,797)	$—
Barclays Bank plc	7,405,643	—	(7,405,643)	—
Citibank N.A.	10,836,347	(2,967,626)	(7,868,721)	—
Credit Suisse International	6,493,551	(2,211,335)	(4,282,216)	—
Merrill Lynch International	1,664,573	(12,075)	(1,652,498)	—

	$34,039,950	$(5,567,075)	$(28,472,875)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-19

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$60,179,164	$60,179,164
Futures contracts	63,739,890	135,828,284	(32,501,403)	—	167,066,771
Swap contracts	14,784,312	4,626,502	(50,917,222)	—	(31,506,408)

	$78,524,202	$140,454,786	$(83,418,625)	$60,179,164	$195,739,527

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(20,095,621)	$(20,095,621)
Futures contracts	(74,980,475)	(81,298,238)	16,951,531	—	(139,327,182)
Swap contracts	(18,154,187)	(6,183,780)	73,254,551	—	48,916,584

	$(93,134,662)	$(87,482,018)	$90,206,082	$(20,095,621)	$(110,506,219)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,049,453,383
Futures contracts long	3,026,993,544
Futures contracts short	(7,813)
Swap contracts	98,055,866

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

MIST-20

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$194,001,519	$168,570,641	$147,025,289	$36,404,582

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$14,387,559	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MIST-21

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$—	$264,208,421	$23,202,826	$80,859,435	$23,202,826	$345,067,856

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$498,668,857	$193,030,691	$(164,761,630)	$—	$526,937,918

MIST-22

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-23

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 2.31%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

While the global economic backdrop has evolved broadly as anticipated, the first half of the year was not without surprises. Expensive valuations, a softer U.S. economy, uncertainty over the pace of U.S. Federal Reserve Bank (the “Fed”) tightening, and concerns over a Greek eurozone exit (“Grexit”) contributed to a sharp rise in market volatility, particularly during the second quarter. Despite these negatives, global equities advanced with developed markets outperforming emerging markets. With continued divergence in economic growth and central bank policy, equities in Europe and Japan outpaced U.S. stocks struggling with a stronger dollar. Within fixed income, U.S. treasury yields climbed sharply amid expectations that the Fed would hike interest rates later this year. Outside of the U.S., the ten-year German Bund yield jumped significantly from unprecedented lows as growth and inflation ticked modestly higher across the Eurozone.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a broad range of asset classes in a tactical sleeve. The volatility of the Portfolio is generally managed by transferring assets out of the tactical sleeve into cash during periods of high volatility, and back into the tactical sleeve during periods of low volatility.

On a broad asset allocation level, we remained overweight equities relative to fixed income, which benefitted performance as global risk assets advanced. During the period, we gradually reduced the Portfolio’s aggregate equity exposure due to increased uncertainty surrounding growth and monetary policy across the world. Within fixed income, the Portfolio was tactically underweight duration, which contributed to performance as bond yields across most major markets rose on the back of Fed liftoff fears. The high likelihood of policy normalization, coupled with signs of re-accelerating U.S. growth, prompted us to capture some profits on our U.S. duration underweight position. Portfolio positioning and performance can be viewed through the following key macroeconomic themes:

In Europe, we retained the view that monetary easing by the European Central Bank (the “ECB”) and improving economic activity would support risk assets. This theme aided performance, primarily in the first quarter, as eurozone equities rallied and the euro weakened against the dollar, driven by improving economic data and positive sentiment over the ECB’s generous quantitative easing package. Eurozone equities were also aided by a boost in the export and consumer sectors, resulting from the significant depreciation of the euro and collapse in oil prices, respectively. However, toward the end of the period, European equities plunged in the wake of rising concerns over the Greek debt crisis, thus partially offsetting gains from earlier in the year. The European equity overweight was reduced from a peak of roughly 8% based on softer growth impulses, heightened political uncertainty, and significant outperformance during the first quarter.

We remained constructive on Japanese equities on the basis of supportive policy, firm activity data, corporate governance reform, and attractive valuations. This view contributed to performance with the TOPIX outperforming all major equity markets over the period, driven largely by continued corporate governance support. In terms of the macro backdrop, our Japanese activity indicator accelerated notably around the turn of the year (as the impact of the consumption tax waned) with particular strength observed in the more cyclical manufacturing and export sectors. Our indicators remain consistent with above-trend growth, though there has been a recent shift in the drivers of this growth with indications of moderation in manufacturing and improvement in consumer activity. This is noteworthy as solid growth in final demand should help drive the economy to a higher growth, higher inflation equilibrium. While economic activity remains firm, wage and inflation data have improved yet remain weak, suggesting that the Bank of Japan—like the ECB—will keep monetary policy loose in the medium-term.

In the U.S., leading economic indicators have shown further signs of improvement, suggesting that the economy has recovered from its first quarter contraction. U.S. equity positioning (a broad shift from overweight to underweight mid-period) weighed on performance as U.S. stocks traded in a narrow range for the majority of the period amid soft earnings growth, expensive valuations, and a slowdown in economic activity. As economic data strengthened toward the end of the period, we reduced the size of our U.S. equity short position, while remaining underweight given the potential for a re-acceleration in growth momentum to pave the way for Fed policy normalization. Though the June Fed meeting was largely interpreted as more dovish, the Federal Open Market Committee upgraded their assessment of the economic outlook and further evidence of strengthening economic momentum may be sufficient to allow them to initiate a tightening cycle.

While we remained wary of the broad emerging market complex, we have selectively explored attractive value opportunities. During the period, we rotated out of Taiwanese equities in favor of Indian equities, which we believed would benefit from an accommodative policy regime and strong macroeconomic tailwinds. However, we closed this position in the second quarter following underperformance due to disappointing corporate earnings and negative investor sentiment.

With monetary policy differentiation a key focus in our foreign exchange positioning, we held underweights to both the yen and euro versus the dollar. During the first quarter, we captured profits on these positions following substantial depreciation and signs of stabilizing growth in both regions. We later re-established our euro

MIST-1

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

short position given continued policy divergence, as well as a pick-up in U.S. economic momentum and concurrent moderation in European activity.

In terms of fixed income, our relative value position favoring Australian sovereign exposure over U.S. treasuries was a modest positive contributor. Toward the end of the period, we initiated an overweight to U.K. bonds, reflecting a deterioration in economic activity and continued downward pressure on inflation from trade-weighted sterling strength.

During the period, the Portfolio held derivatives, which positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay approximately 30% of total portfolio NAV in order to help dampen volatility. This position dampened performance as interest rates rose; over the period, the 10-year U.S. Treasury rate climbed from 2.17% to 2.35%. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. During the period, the Portfolio used futures to access local currency returns in U.S., U.K., German, French, Italian, Spanish, Swedish, Swiss, Japanese, Chinese, Singaporean, Australian, and broad European markets, as well as to hedge out currency exposure to the euro, yen, Swiss franc, Australian dollar, and British pound. Additionally, the Portfolio used 10- and 5-year U.S. Treasury Note futures, long U.S. Bond futures, Australian 10- and 3-year bond futures, and long U.K. Gilt futures to help adjust Portfolio duration according to our views.

As of period end, we continued to favor equities relative to fixed income with overweight positions in the Eurozone and Japan and a corresponding underweight in the U.S. We expect European policymakers to continue to successfully ease financial conditions, yet remain wary of softer economic momentum and geopolitical uncertainty. We remained constructive on Japanese equities on the basis of supportive monetary policy and structural reform, improving growth and inflation dynamics, and attractive valuations. In the U.S., we note that the rebound in economic activity increases the odds for a fall rate hike, likely leading to heightened market volatility. Within fixed income, we maintained a low U.S. duration profile relative to Australian and U.K. duration on relative valuations and growth impulses.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	2.31	2.50	5.71
Dow Jones Moderate Index	1.64	1.25	6.30

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
iShares Core Total U.S. Bond Market ETF	10.6
iShares Barclays 1-3 Year Credit Bond Fund	6.2
iShares iBoxx $ Investment Grade Corporate Bond ETF	5.7
Vanguard Total Bond Market ETF	5.4
iShares MSCI EAFE Index Fund	4.4
Financial Select Sector SPDR Fund	3.9
Powershares QQQ Trust - Series 1	3.8
iShares U.S. Real Estate ETF	2.1
Health Care Select Sector SPDR Fund	2.1
Consumer Staples Select Sector SPDR Fund	1.9

MIST-3

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)(b)	Actual	0.89%	$1,000.00	$1,023.10	$4.46
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—56.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—56.3%
Consumer Discretionary Select Sector SPDR Fund (a)	1,282,408	$98,078,564
Consumer Staples Select Sector SPDR Fund (a)	3,153,217	150,093,129
Energy Select Sector SPDR Fund (a)	1,606,375	120,735,145
Financial Select Sector SPDR Fund (a)	12,431,800	303,087,284
Health Care Select Sector SPDR Fund (a)	2,221,412	165,250,839
Industrial Select Sector SPDR Fund (a)	2,047,741	110,700,878
iShares Barclays 1-3 Year Credit Bond Fund (a) (b)	4,618,949	486,513,898
iShares Barclays Intermediate Credit Bond Fund (a) (b)	1,173,627	127,761,035
iShares Core Total U.S. Bond Market ETF (b)	7,646,966	831,836,961
iShares iBoxx $ Investment Grade Corporate Bond ETF (a) (b)	3,858,200	446,470,904
iShares MSCI EAFE Index Fund (a) (b)	5,418,553	344,023,930
iShares MSCI Eurozone ETF (a) (b)	1,694,629	63,616,373
iShares U.S. Real Estate ETF (a) (b)	2,328,339	166,010,571
Powershares QQQ Trust - Series 1 (a)	2,813,708	301,263,716
Technology Select Sector SPDR Fund (a)	2,905,361	120,281,945
Utilities Select Sector SPDR Fund (a)	1,143,928	47,427,255
Vanguard Short-Term Corporate Bond ETF	1,458,405	116,059,870
Vanguard Total Bond Market ETF	5,264,314	427,778,156

Total Mutual Funds (Cost $4,302,505,677)		4,426,990,453

Short-Term Investments—56.9%

Mutual Funds—17.7%
SSgA USD Liquidity Fund, S2 Shares 0.051% (c)	99,881,400	99,881,400
State Street Navigator Securities Lending MET Portfolio (d)	1,296,354,087	1,296,354,087

		1,396,235,487

Repurchase Agreement—39.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $3,080,901,851 on 07/01/15, collateralized by $3,067,495,000 U.S. Government Agency Obligations with rates ranging from 0.375% - 8.500%, maturity dates ranging from 06/30/16 - 02/29/20, with a value of $3,142,534,128.	3,080,901,851	3,080,901,851

Total Short-Term Investments (Cost $4,477,137,338)		4,477,137,338

Total Investments—113.2% (Cost $8,779,643,015) (e)		8,904,127,791
Other assets and liabilities (net)—(13.2)%		(1,038,176,861)

Net Assets—100.0%		$7,865,950,930

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $1,355,909,984 and the collateral received consisted of cash in the amount of $1,296,354,087 and non-cash collateral with a value of $89,330,685. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2015.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(e)	As of June 30, 2015, the aggregate cost of investments was $8,779,643,015. The aggregate unrealized appreciation and depreciation of investments were $206,281,143 and $(81,796,367), respectively, resulting in net unrealized appreciation of $124,484,776.
(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/15	965	AUD	120,336,426	$417,303
Australian 3 Year Treasury Bond Futures	09/15/15	4,784	AUD	531,825,798	649,375
British Pound Currency Futures	09/14/15	3,460	USD	335,539,901	4,513,224
CAC 40 Index Futures	07/17/15	978	EUR	46,972,509	(178,977)
DAX Index Futures	09/18/15	290	EUR	79,815,795	(61,228)
Euro Currency Futures	09/14/15	1,834	USD	259,767,943	(4,016,643)
Euro Stoxx 50 Index Futures	09/18/15	9,006	EUR	309,438,750	8,261
FTSE 100 Index Futures	09/18/15	3,246	GBP	215,887,695	(8,001,519)
FTSE MIB Index Futures	09/18/15	427	EUR	47,579,299	684,580
Hang Seng Index Futures	07/30/15	300	HKD	408,216,694	(1,955,311)
IBEX 35 Index Futures	07/17/15	414	EUR	44,644,800	(40,930)
Japanese Yen Currency Futures	09/14/15	3,457	USD	352,642,002	944,280
MSCI Sing IX ETS	07/30/15	400	SGD	30,039,024	(219,047)
Nikkei 225 Index Futures	09/10/15	3,247	JPY	66,595,719,828	(7,426,644)
OMX Stockholm 30 Index Futures	07/17/15	3,000	SEK	471,694,350	(1,106,094)
Russell 2000 Mini Index Futures	09/18/15	4,302	USD	544,537,007	(6,614,927)
S&P 500 E-Mini Index Futures	09/18/15	1,750	USD	185,013,713	(5,253,713)
SPI 200 Futures	09/17/15	1,079	AUD	147,879,896	(1,771,341)
Swiss Franc Currency Futures	09/14/15	1,149	USD	154,666,000	(671,275)
U.S. Treasury Long Bond Futures	09/21/15	235	USD	36,298,053	(849,772)
United Kingdom Long Gilt Bond Futures	09/28/15	1,346	GBP	155,655,412	184,100

Futures Contracts—Short
U.S. Treasury Note 5 Year Futures	09/30/15	(3,014)	USD	(359,575,044)	131,995

Net Unrealized Depreciation					$(30,634,303)

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
1.0000%	01/19/16	UBS AG	MSCI Switzerland Index Net Dividends	CHF	153,265,949	$(7,649,916)	$—	$(7,649,916)
0.1200%	06/23/16	JPMorgan Chase Bank N.A.	S&P GSCI Energy Index	USD	84,559,602	(1,263,885)	—	(1,263,885)
0.1200%	09/05/15	JPMorgan Chase Bank N.A.	S&P GSCI Index	USD	196,744,878	2,794,623	—	2,794,623
0.1200%	09/08/15	JPMorgan Chase Bank N.A.	S&P GSCI Index	USD	45,255,187	762,916	—	762,916

Totals						$(5,356,262)	$—	$(5,356,262)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	1.975%	04/07/25	USD	425,000,000	$(17,079,955)
Pay	3M LIBOR	2.000%	04/09/25	USD	211,000,000	(8,037,361)
Pay	3M LIBOR	2.000%	04/08/25	USD	410,000,000	(16,003,977)
Pay	3M LIBOR	2.010%	04/08/25	USD	430,000,000	(16,400,510)
Pay	3M LIBOR	2.030%	04/02/25	USD	424,000,000	(14,930,346)
Pay	3M LIBOR	2.050%	04/01/25	USD	452,000,000	(15,533,975)
Pay	3M LIBOR	2.220%	05/28/25	USD	131,000,000	(2,622,445)

Net Unrealized Depreciation						$(90,608,569)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,426,990,453	$—	$—	$4,426,990,453
Short-Term Investments
Mutual Funds	1,396,235,487	—	—	1,396,235,487
Repurchase Agreement	—	3,080,901,851	—	3,080,901,851
Total Short-Term Investments	1,396,235,487	3,080,901,851	—	4,477,137,338
Total Investments	$5,823,225,940	$3,080,901,851	$—	$8,904,127,791

Collateral for securities loaned (Liability)	$—	$(1,296,354,087)	$—	$(1,296,354,087)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,533,118	$—	$—	$7,533,118
Futures Contracts (Unrealized Depreciation)	(38,167,421)	—	—	(38,167,421)
Total Futures Contracts	$(30,634,303)	$—	$—	$(30,634,303)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(90,608,569)	$—	$(90,608,569)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,557,539	$—	$3,557,539
OTC Swap Contracts at Value (Liabilities)	—	(8,913,801)	—	(8,913,801)
Total OTC Swap Contracts	$—	$(5,356,262)	$—	$(5,356,262)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$3,356,992,268
Affiliated investments at value (c) (d)	2,466,233,672
Repurchase Agreement	3,080,901,851
Cash collateral (e)	275,891,791
OTC swap contracts at market value	3,557,539
Receivable for:
Fund shares sold	1,260,259
Dividends and interest	7,906,483
Interest on OTC swap contracts	126,513

Total Assets	9,192,870,376
Liabilities
OTC swap contracts at market value	8,913,801
Collateral for securities loaned	1,296,354,087
Payables for:
Open OTC swap contracts cash collateral	6,130,000
Fund shares redeemed	2,381,216
Variation margin on futures contracts	6,677,973
Variation margin on centrally cleared swap contracts	71,633
Interest on OTC swap contracts	20,152
Accrued expenses:
Management fees	4,072,497
Distribution and service fees	1,633,343
Deferred trustees’ fees	59,120
Other expenses	605,624

Total Liabilities	1,326,919,446

Net Assets	$7,865,950,930

Net assets consist of:
Paid in surplus	$7,130,665,263
Undistributed net investment income	13,978,926
Accumulated net realized gain	723,424,230
Unrealized depreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	(2,117,489)

Net Assets	$7,865,950,930

Net Assets
Class B	$7,865,950,930
Capital Shares Outstanding*
Class B	743,316,017
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,247,547,971.
(b)	Includes securities loaned at value of $879,467,422.
(c)	Identified cost of affiliated investments was $2,451,193,193.
(d)	Includes securities loaned at value of $476,442,562.
(e)	Includes collateral of $162,295,290 for futures contracts, $10,270,000 for OTC swap contracts and $103,326,501 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$20,116,611
Dividends from affiliated investments	27,615,220
Securities lending income	1,954,747

Total investment income	49,686,578
Expenses
Management fees	26,087,326
Administration fees	115,281
Custodian and accounting fees	273,780
Distribution and service fees—Class B	9,919,151
Audit and tax services	25,525
Legal	17,677
Trustees’ fees and expenses	19,699
Shareholder reporting	131,070
Insurance	25,118
Miscellaneous	23,280

Total expenses	36,637,907
Less management fee waiver	(1,364,021)

Net expenses	35,273,886

Net Investment Income	14,412,692

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	365,164,395
Futures contracts	220,349,086
Swap contracts	162,165,572
Foreign currency transactions	14,215,373

Net realized gain	761,894,426

Net change in unrealized depreciation on:
Investments	(368,262,225)
Affiliated investments	(31,670,289)
Futures contracts	(55,095,781)
Swap contracts	(145,733,035)
Foreign currency transactions	(853,178)

Net change in unrealized depreciation	(601,614,508)

Net realized and unrealized gain	160,279,918

Net Increase in Net Assets From Operations	$174,692,610

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,412,692	$49,417,840
Net realized gain	761,894,426	267,458,674
Net change in unrealized appreciation (depreciation)	(601,614,508)	141,985,852

Increase in net assets from operations	174,692,610	458,862,366

From Distributions to Shareholders
Net investment income
Class B	(120,922,240)	(88,385,504)
Net realized capital gains
Class B	(314,257,217)	(416,873,360)

Total distributions	(435,179,457)	(505,258,864)

Increase in net assets from capital share transactions	279,555,911	75,515,382

Total increase in net assets	19,069,064	29,118,884

Net Assets
Beginning of period	7,846,881,866	7,817,762,982

End of period	$7,865,950,930	$7,846,881,866

Undistributed net investment income
End of period	$13,978,926	$120,488,474

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	7,031,363	$79,269,270	8,542,798	$92,870,143
Reinvestments	40,709,023	435,179,457	48,582,583	505,258,864
Redemptions	(20,949,175)	(234,892,816)	(47,882,117)	(522,613,625)

Net increase	26,791,211	$279,555,911	9,243,264	$75,515,382

Increase derived from capital shares transactions		$279,555,911		$75,515,382

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.95		$11.05	$10.39	$9.52		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.02		0.07	0.06	0.14		0.09
Net realized and unrealized gain (loss) on investments	0.23		0.56	0.99	0.73		(0.44)

Total from investment operations	0.25		0.63	1.05	0.87		(0.35)

Less Distributions
Distributions from net investment income	(0.17)		(0.13)	(0.15)	0.00		(0.06)
Distributions from net realized capital gains	(0.45)		(0.60)	(0.24)	(0.00	)(c)	(0.07)

Total distributions	(0.62)		(0.73)	(0.39)	0.00		(0.13)

Net Asset Value, End of Period	$10.58		$10.95	$11.05	$10.39		$9.52

Total Return (%) (d)	2.31	(e)	5.92	10.31	9.14		(3.41	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.92	(f)	0.92	0.92	0.93		0.96	(f)
Net ratio of expenses to average net assets (%) (g)(h)	0.89	(f)	0.90	0.91	0.93		0.92	(f)
Ratio of net investment income to average net assets (%) (i)	0.36	(f)	0.63	0.58	1.37		1.45	(f)
Portfolio turnover rate (%)	13	(e)	25	51	62		75	(e)
Net assets, end of period (in millions)	$7,866.0		$7,846.9	$7,817.8	$6,758.6		$3,685.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2015	% of Total Assets at June 30, 2015
BlackRock Global Tactical Strategies Portfolio, Ltd.	5/14/2013	$103,029,835	1.1%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of

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these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

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BlackRock Global Tactical Strategies Portfolio

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No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, futures transactions, controlled foreign corporation reversal, swap transactions and short-term dividend reclass from Underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $3,080,901,851, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements.

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts* (a)	$90,608,569
	Unrealized appreciation on futures contracts** (a)	$1,382,773	Unrealized depreciation on futures contracts** (a)	849,772
Equity			OTC swap contracts at market value (b)	7,649,916
	Unrealized appreciation on futures contracts** (a)	692,841	Unrealized depreciation on futures contracts** (a)	32,629,731
Commodity	OTC swap contracts at market value (b)	3,557,539	OTC swap contracts at market value (b)	1,263,885
Foreign Exchange	Unrealized appreciation on futures contracts** (a)	5,457,504	Unrealized depreciation on futures contracts** (a)	4,687,918

Total		$11,090,657		$137,689,791

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest receivable of $126,513 and OTC swap interest payable of $20,152.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$3,557,539	$(1,263,885)	$—	$2,293,654

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Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$1,263,885	$(1,263,885)	$—	$—
UBS AG	7,649,916	—	(5,750,000)	1,899,916

	$8,913,801	$(1,263,885)	$(5,750,000)	$1,899,916

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Consolidated Statement of Operations Location— Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Futures contracts	$(11,592,074)	$234,326,560	$—	$(2,385,400)	$220,349,086
Swap contracts	157,995,522	37,152,264	(32,982,214)	—	162,165,572

	$146,403,448	$271,478,824	$(32,982,214)	$(2,385,400)	$382,514,658

Consolidated Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Futures contracts	$601,254	$(68,485,172)	$—	$12,788,137	$(55,095,781)
Swap contracts	(169,998,882)	(12,400,396)	36,666,243	—	(145,733,035)

	$(169,397,628)	$(80,885,568)	$36,666,243	$12,788,137	$(200,828,816)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$567,175,899
Futures contracts short	(315,033,333)
Swap contracts	1,269,939,046

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting

MIST-17

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$653,486,409	$0	$1,923,271,246
7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$26,087,326	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

MIST-18

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $100 million
0.075%	$100 million to $300 million
0.025%	$300 million to $600 million
0.030%	$3 billion to $5 billion
0.060%	Over $5 billion

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived, if applicable, for the period ended June 30, 2015 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETF’s for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETF’s for the six months ended June 30, 2015 were as follows:

Underlying ETF/Security	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
iShares Barclays 1-3 Year Credit Bond Fund	4,618,949	—	—	4,618,949
iShares Barclays Intermediate Credit Bond Fund	1,173,627	—	—	1,173,627
iShares Core Total U.S. Bond Market ETF	7,646,966	—	—	7,646,966
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,858,200	—	—	3,858,200
iShares MSCI EAFE Index Fund	5,418,553	—	—	5,418,553
iShares MSCI Eurozone ETF	1,694,629	—	—	1,694,629
iShares U.S. Real Estate ETF	—	2,328,339	—	2,328,339

MIST-19

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend Income from Underlying ETFs	Ending Value as of June 30, 2015
iShares Barclays 1-3 Year Credit Bond Fund	$—	$—	$2,165,026	$486,513,898
iShares Barclays Intermediate Credit Bond Fund	—	—	1,295,859	127,761,035
iShares Core Total U.S. Bond Market ETF	—	—	7,531,795	831,836,961
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	—	6,367,566	446,470,904
iShares MSCI EAFE Index Fund	—	—	6,021,573	344,023,930
iShares MSCI Eurozone ETF	—	—	1,165,132	63,616,373
iShares U.S. Real Estate ETF	—	—	3,068,269	166,010,571

	$—	$—	$27,615,220	$2,466,233,672

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$281,859,284	$254,272,314	$223,399,580	$8,246,670	$505,258,864	$262,518,984

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$297,629,256	$136,588,256	$561,605,256	$—	$995,822,768

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the BlackRock High Yield Portfolio returned 2.67% and 2.41%, respectively. The Portfolio’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index1, returned 2.53%.

MARKET ENVIRONMENT / CONDITIONS

The high yield market generated positive performance for the six-month period despite a notable slowdown in the last month of the period. The benchmark index lost -1.5% in June amid heightened interest rate volatility, investor outflows and renewed Greek debt woes. In this environment, high yield declined, but fared better than the higher quality, more interest rate-sensitive fixed income sectors during the month.

The bond market euphoria witnessed in the first quarter of 2015 gradually subsided in the latter half of the six-month period. Global accommodative monetary policy and the low yield environment have supported the high yield sector for the greater part of the credit cycle. The high yield sector’s year-to-date outperformance versus other fixed income sectors was mostly a function of its higher spread profile, which has served as a shock absorber against recent rate spikes. From a quality perspective, B-rated credits returned +3.0% in the first half of 2015, outperforming both BBs (+2.6%) and CCCs (+1.7%).

New issuance volumes in June totaled $20.8 billion across thirty-nine tranches, which trails May issuance of $34.6 billion, as well as last year’s June issuance of $30.1 billion across fifty-eight tranches. Issuance was robust to start the month, although pulled back in the following weeks, amidst retail outflows of ~$5.5 billion over a two-week period, driven by rates volatility and concerns around Greece. In the first half of 2015, retail funds saw inflows of $247 million, significantly lower than the $5.1 billion of inflows seen in the first half of 2014, but a strong improvement as compared to the record -$23.8 billion withdrawal for full-year 2014.

Deal flow was generally uneven throughout the first quarter of 2015, and the number of tranches is down 11% versus 2014 levels. Activity was dominated by merger and acquisition (M&A) related deals (54%), with some of the larger transactions including Tenet Healthcare, NXP Semiconductors, XPO Logistics, Endo International and SS&C Technologies Holdings, as well as leveraged buy-outs for Informatica, LifeTime, TI Automotive and StandardAero. After trending ahead of last year’s pace for much of 2015, June’s slowdown has brought year-to-date supply down 2% year-over-year.

Following a benign start to the year, default activity picked up in June, with five issuers defaulting on $5.5 billion in aggregate, pushing the trailing twelve-month par-weighted default rate to 1.88% as of the end of June, up from 1.58% in May. For the first half of 2015, a total of 21 issuers defaulted on $13.1 billion of loans and bonds in aggregate, which is less concentrated as compared to the first half of 2014, when 15 issuers defaulted on $44.5 billion in total. Whereas 77% of total defaulted debt in 2014 resulted from two issuers, 2015 year-to-date activity has been led by issuers in sectors like Energy and Coal, where companies have been impacted by lower commodity prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio exposure to issuers in the Gaming and Independent Energy sectors boosted returns, while positioning in the Banking and Oil Field Services sectors detracted. With bank loans outperforming high yield bonds for the first half of 2015, the Portfolio’s tactical average 9% loan allocation has added to results, specifically in the Technology and Gaming sectors. A tactical allocation to collateralized mortgage obligations has also added to performance.

Throughout the period, the Portfolio maintained a meaningful underweight to the duration-sensitive, higher-quality BB-rated high yield credits which detracted from performance during the first half of the year. Meanwhile, as a substitute to CCC-rated bonds, we continued to favor select equity and equity-like assets with greater upside potential, low duration or potential to benefit from an associated event or catalyst. As noted above, CCC-rated credits have underperformed year-to-date and this theme has generally been beneficial to the Portfolio.

During the period, equity futures were used as a means of tactically hedging the Portfolio against volatility in global markets. While these positions detracted from performance during the period, we continue to believe the benefits of managing market risk and volatility outweigh the negative impact on returns. The Portfolio also held credit default swap index and single name credit default swap positions which positively contributed to performance during the period. The Portfolio maintained a short-duration bias resulting from its allocations to loans and non-bond investments (such as equities).

MIST-1

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

During the period, we increased the Portfolio’s exposure to names in the Independent Energy, Banking, and Pharmaceutical sectors, while reducing risk in the Gaming and Metals & Mining sectors. At period end, the Portfolio’s largest issuer overweights relative to the benchmark index included Ally Financial (Banking), HD Supply (Building Materials), and Sabine Pass (Midstream).

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock High Yield Portfolio
Class A	2.67	0.47	9.02	7.65	—
Class B	2.41	0.19	8.74	—	8.31
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	2.53	-0.39	8.58	7.90	—

1 The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 Inception dates of the Class A and Class B shares are 8/30/1996 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Sectors

% of Net Assets
Corporate Bonds & Notes	80.4
Floating Rate Loans	8.4
Common Stocks	5.6
Asset-Backed Securities	1.3
Convertible Preferred Stocks	1.3
Preferred Stocks	0.8
Convertible Bonds	0.5
Purchased Options	0.1

MIST-3

Met Investors Series Trust

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A	Actual	0.67%	$1,000.00	$1,024.10	$3.36
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B	Actual	0.92%	$1,000.00	$1,022.90	$4.61
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—80.4% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.2%
Acosta, Inc. 7.750%, 10/01/22 (144A)	790,000	$795,925
MDC Partners, Inc. 6.750%, 04/01/20 (144A)	525,000	523,031
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.625%, 02/15/24	243,000	248,468

		1,567,424

Aerospace/Defense—1.2%
Accudyne Industries Borrower / Accudyne Industries LLC 7.750%, 12/15/20 (144A) (a)	1,029,000	951,825
LMI Aerospace, Inc. 7.375%, 07/15/19	141,000	140,648
Meccanica Holdings USA, Inc. 6.250%, 07/15/19 (144A)	278,000	297,460
National Air Cargo Group, Inc. 12.375%, 09/02/15 (b) (c)	1,539,453	1,539,453
TransDigm, Inc. 5.500%, 10/15/20 (a)	760,000	755,250
6.000%, 07/15/22	3,675,000	3,629,062
6.500%, 07/15/24	2,025,000	1,999,687

		9,313,385

Airlines—1.0%
American Airlines Group, Inc. 4.625%, 03/01/20 (144A) (a)	543,000	525,352
5.500%, 10/01/19 (144A)	275,000	277,063
American Airlines Pass-Through Trust 6.000%, 01/15/17 (144A) (a)	3,295,000	3,369,137
Continental Airlines Pass-Through Certificates 6.125%, 04/29/18	900,000	938,250
Virgin Australia Trust 7.125%, 10/23/18 (144A)	1,638,693	1,696,047
8.500%, 10/23/16 (144A)	664,607	678,730

		7,484,579

Apparel—0.2%
Levi Strauss & Co. 5.000%, 05/01/25 (144A)	552,000	534,060
6.875%, 05/01/22	388,000	414,190
William Carter Co. (The) 5.250%, 08/15/21	485,000	497,125

		1,445,375

Auto Manufacturers—0.2%
CNH Industrial Finance Europe S.A. 2.750%, 03/18/19 (EUR)	685,000	767,300
Jaguar Land Rover Automotive plc 5.000%, 02/15/22 (GBP)	412,000	665,390

		1,432,690

Auto Parts & Equipment—1.6%
Affinia Group, Inc. 7.750%, 05/01/21	295,000	308,275
Delphi Corp.
5.000%, 02/15/23 (d)	390,000	415,350
Goodyear Tire & Rubber Co. (The) 6.500%, 03/01/21	1,740,000	1,842,225
Pittsburgh Glass Works LLC 8.000%, 11/15/18 (144A)	302,000	317,855
Schaeffler Finance B.V.
4.750%, 05/15/23 (144A)	595,000	580,125
Schaeffler Holding Finance B.V.
5.750%, 11/15/21 (EUR) (e)	290,000	340,587
6.250%, 11/15/19 (144A) (e)	759,000	799,796
6.750%, 11/15/22 (144A) (e)	2,870,000	3,096,013
6.875%, 08/15/18 (EUR) (e)	930,000	1,074,239
ZF North America Capital, Inc.
2.250%, 04/26/19 (EUR)	300,000	331,946
2.750%, 04/27/23 (EUR)	500,000	526,209
4.000%, 04/29/20 (144A)	558,000	557,303
4.500%, 04/29/22 (144A)	458,000	448,634
4.750%, 04/29/25 (144A)	1,046,000	1,012,664

		11,651,221

Banks—4.0%
Bank of America Corp.
5.125%, 06/17/19 (a) (f)	1,145,000	1,121,814
6.100%, 03/17/25 (f)	462,000	456,225
6.250%, 09/05/24 (f)	3,688,000	3,671,883
6.500%, 10/23/24 (a) (f)	1,830,000	1,894,050
Bankia S.A.
4.000%, 05/22/24 (EUR) (f)	400,000	433,021
CIT Group, Inc.
5.000%, 08/01/23	1,050,000	1,034,250
5.500%, 02/15/19 (144A)	296,000	308,580
6.000%, 04/01/36	1,550,000	1,542,250
6.625%, 04/01/18 (144A)	145,000	153,881
Citigroup, Inc.
5.950%, 05/15/25 (f)	4,100,000	3,957,320
HSH Nordbank AG
0.791%, 02/14/17 (EUR) (f)	295,000	239,721
0.831%, 02/14/17 (EUR) (f)	285,000	231,944
JPMorgan Chase & Co.
5.000%, 07/01/19 (a) (f)	2,720,000	2,662,200
5.300%, 05/01/20 (f)	1,000,000	992,600
6.750%, 02/01/24 (f)	3,060,000	3,269,396
Morgan Stanley
5.550%, 07/15/20 (f)	1,245,000	1,235,974
Novo Banco S.A.
2.625%, 05/08/17 (EUR)	400,000	433,677
4.000%, 01/21/19 (EUR)	200,000	221,868
4.750%, 01/15/18 (EUR)	1,000,000	1,130,788
Wells Fargo & Co.
5.875%, 06/15/25 (f)	4,125,000	4,223,175
5.900%, 06/15/24 (d) (f)	1,100,000	1,102,750

		30,317,367

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.1%
Concordia Healthcare Corp.
7.000%, 04/15/23 (144A)	727,000	$727,000

Building Materials—0.8%
Builders FirstSource, Inc. 7.625%, 06/01/21 (144A) (a)	546,000	565,110
Cemex S.A.B. de C.V. 4.375%, 03/05/23 (EUR)	147,000	157,532
5.700%, 01/11/25 (144A) (a)	835,000	796,339
CPG Merger Sub LLC 8.000%, 10/01/21 (144A) (a)	1,767,000	1,826,194
Kerneos Corporate SAS 5.750%, 03/01/21 (EUR)	131,000	149,025
Norbord, Inc. 6.250%, 04/15/23 (144A) (a)	540,000	546,750
Ply Gem Industries, Inc.
6.500%, 02/01/22	820,000	809,750
Unifrax I LLC / Unifrax Holding Co.
7.500%, 02/15/19 (144A)	535,000	537,675
USG Corp.
5.500%, 03/01/25 (144A)	207,000	206,224
5.875%, 11/01/21 (144A)	61,000	64,203

		5,658,802

Chemicals—1.2%
Axalta Coating Systems U.S. Holdings, Inc. / Axalta Coating Systems Dutch Holding B 5.750%, 02/01/21 (EUR)	260,000	303,629
7.375%, 05/01/21 (144A)	960,000	1,028,400
Axiall Corp. 4.875%, 05/15/23 (a)	310,000	299,150
Celanese U.S. Holdings LLC 4.625%, 11/15/22	330,000	326,700
Chemours Co. (The) 6.625%, 05/15/23 (144A) (a)	475,000	460,156
7.000%, 05/15/25 (144A) (a)	562,000	545,140
Chemtura Corp. 5.750%, 07/15/21	522,000	529,830
Huntsman International LLC
4.875%, 11/15/20	511,000	509,723
5.125%, 04/15/21 (EUR)	892,000	1,024,279
8.625%, 03/15/21 (a)	123,000	129,448
INEOS Group Holdings S.A. 5.750%, 02/15/19 (EUR)	170,000	191,420
Momentive Performance Materials, Inc. 3.880%, 10/24/21	1,398,000	1,254,705
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, 03/01/18	175,000	161,875
Perstorp Holding AB 8.750%, 05/15/17 (144A)	585,000	608,400
Platform Specialty Products Corp. 6.500%, 02/01/22 (144A)	1,534,000	1,583,855

Chemicals—(Continued)
PSPC Escrow Corp. 6.000%, 02/01/23 (EUR)	138,000	155,449

		9,112,159

Coal—0.7%
Arch Coal, Inc. 7.000%, 06/15/19	308,000	44,660
7.250%, 06/15/21	253,000	35,420
CONSOL Energy, Inc. 5.875%, 04/15/22	4,554,000	3,870,900
Peabody Energy Corp.
6.000%, 11/15/18 (a)	250,000	120,000
6.250%, 11/15/21 (a)	632,000	214,880
6.500%, 09/15/20 (a)	673,000	228,820
7.875%, 11/01/26	967,000	323,945
SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp. 7.375%, 02/01/20 (144A)	489,000	493,890

		5,332,515

Commercial Services—2.1%
AA Bond Co., Ltd. 5.500%, 07/31/43 (GBP)	375,000	585,683
9.500%, 07/31/43 (GBP)	246,000	421,315
Ashtead Capital, Inc. 5.625%, 10/01/24 (144A)	470,000	471,175
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.500%, 04/01/23	405,000	399,938
Brand Energy & Infrastructure Services, Inc. 8.500%, 12/01/21 (144A)	679,000	631,470
CEB, Inc. 5.625%, 06/15/23 (144A)	256,000	257,280
Ceridian HCM Holding, Inc. 11.000%, 03/15/21 (144A) (a)	1,737,000	1,836,877
Constellis Holdings LLC / Constellis Finance Corp. 9.750%, 05/15/20 (144A)	225,000	217,125
EC Finance plc 5.125%, 07/15/21 (EUR)	445,000	515,823
ExamWorks Group, Inc. 5.625%, 04/15/23	676,000	693,143
Hertz Corp. (The) 5.875%, 10/15/20	210,000	212,625
6.750%, 04/15/19	575,000	593,343
Igloo Holdings Corp. 8.250%, 12/15/17 (144A) (e)	509,000	515,363
Interactive Data Corp. 5.875%, 04/15/19 (144A)	1,600,000	1,612,000
Jaguar Holding Co. II / Jaguar Merger Subordinated, Inc. 9.500%, 12/01/19 (144A)	855,000	910,575
Laureate Education, Inc. 10.000%, 09/01/19 (144A) (a)	1,221,000	1,138,582
Live Nation Entertainment, Inc. 7.000%, 09/01/20 (144A) (a)	383,000	406,938

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Safway Group Holding LLC / Safway Finance Corp. 7.000%, 05/15/18 (144A) (a)	666,000	$680,845
TMF Group Holding B.V. 9.875%, 12/01/19 (EUR)	420,000	500,114
Truven Health Analytics, Inc. 10.625%, 06/01/20	405,000	424,238
United Rentals North America, Inc. 5.500%, 07/15/25	787,000	760,439
5.750%, 11/15/24	927,000	913,095
6.125%, 06/15/23	557,000	568,836
8.250%, 02/01/21	198,000	211,613
Verisure Holding AB 8.750%, 09/01/18 (EUR)	117,000	137,611
8.750%, 12/01/18 (EUR)	288,000	340,020

		15,956,066

Computers—0.4%
NCR Corp. 6.375%, 12/15/23	327,000	346,620
Project Homestake Merger Corp. 8.875%, 03/01/23 (144A)	1,445,000	1,401,650
SunGard Data Systems, Inc.
6.625%, 11/01/19	955,000	986,037

		2,734,307

Distribution/Wholesale—2.0%
American Tire Distributors, Inc.
10.250%, 03/01/22 (144A)	1,784,000	1,904,420
HD Supply, Inc.
5.250%, 12/15/21 (144A)	3,204,000	3,248,055
7.500%, 07/15/20	5,598,000	5,919,885
11.000%, 04/15/20	3,441,000	3,829,489
VWR Funding, Inc.
7.250%, 09/15/17	170,000	175,737

		15,077,586

Diversified Financial Services—3.5%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.500%, 05/15/21 (144A)	340,000	341,700
4.625%, 07/01/22	512,000	513,280
5.000%, 10/01/21 (144A)	1,370,000	1,409,387
Aircastle, Ltd.
5.125%, 03/15/21	513,000	518,130
5.500%, 02/15/22	325,000	331,705
7.625%, 04/15/20	48,000	54,298
Ally Financial, Inc.
4.625%, 03/30/25	742,000	706,755
5.125%, 09/30/24	2,202,000	2,207,505
8.000%, 11/01/31 (d)	6,729,000	8,057,977
American Express Co.
4.900%, 03/15/20 (a) (f)	1,595,000	1,545,236

Diversified Financial Services—(Continued)
DFC Finance Corp.
10.500%, 06/15/20 (144A)	1,055,000	799,163
E*TRADE Financial Corp.
4.625%, 09/15/23	964,000	947,130
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
5.875%, 02/01/22	1,607,000	1,637,131
6.000%, 08/01/20 (d)	748,000	772,310
International Lease Finance Corp.
4.625%, 04/15/21 (a)	261,000	263,610
5.875%, 08/15/22	1,635,000	1,765,800
Jefferies Finance LLC / JFIN Co-Issuer Corp.
6.875%, 04/15/22 (144A)	1,692,000	1,649,700
7.375%, 04/01/20 (144A)	505,000	496,163
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (g) (h)	4,500,000	677,271
4.750%, 01/16/14 (EUR) (g) (h)	2,140,000	339,973
5.375%, 10/17/12 (EUR) (g) (h)	350,000	55,603
Pershing Square Holdings, Ltd.
5.500%, 07/15/22 (144A)	1,000,000	1,002,890

		26,092,717

Electric—1.9%
AES Corp.
4.875%, 05/15/23	455,000	427,700
5.500%, 03/15/24	106,000	102,025
Calpine Corp.
5.375%, 01/15/23	1,413,000	1,388,273
5.500%, 02/01/24	391,000	378,293
5.875%, 01/15/24 (144A)	1,110,000	1,173,825
6.000%, 01/15/22 (144A)	320,000	338,400
Dynegy, Inc.
6.750%, 11/01/19 (144A)	1,835,000	1,909,317
7.375%, 11/01/22 (144A)	170,000	178,075
FPL Energy National Wind Portfolio LLC
6.125%, 03/25/19 (144A)	4,791	4,791
Homer City Generation L.P.
8.137%, 10/01/19 (e)	369,306	373,461
8.734%, 10/01/26 (e)	1,059,101	1,074,987
Mirant Mid Atlantic Pass-Through Trust
9.125%, 06/30/17	408,101	430,547
10.060%, 12/30/28	871,019	953,766
NRG Energy, Inc.
6.250%, 05/01/24	798,000	792,015
7.875%, 05/15/21	478,000	509,070
NRG REMA LLC
9.237%, 07/02/17	79,929	83,425
9.681%, 07/02/26	418,000	450,395
Talen Energy Supply LLC
6.500%, 06/01/25 (144A) (a)	419,000	419,000
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.
10.500%, 11/01/16 (g)	31,017,000	3,334,327

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Viridian Group FundCo II, Ltd.
7.500%, 03/01/20 (EUR)	280,000	$312,080

		14,633,772

Electrical Components & Equipment—0.1%
Belden, Inc.
5.500%, 04/15/23 (EUR)	901,000	1,038,431

Electronics—0.1%
Trionista Holdco GmbH
5.000%, 04/30/20 (EUR)	416,000	478,850
Trionista TopCo GmbH
6.875%, 04/30/21 (EUR)	211,000	248,171

		727,021

Energy - Alternate Sources—0.1%
CE Energy A/S
7.000%, 02/01/21 (EUR)	385,000	442,094

Engineering & Construction—0.9%
Abengoa Finance S.A.U.
7.000%, 04/15/20 (EUR)	120,000	126,759
Abengoa Greenfield S.A.
6.500%, 10/01/19 (144A) (a)	1,151,000	1,070,430
AECOM
5.875%, 10/15/24 (144A)	1,091,000	1,106,001
Aguila 3 S.A.
7.875%, 01/31/18 (144A)	551,000	545,490
Aldesa Financial Services S.A.
7.250%, 04/01/21 (EUR)	485,000	490,147
Astaldi S.p.A.
7.125%, 12/01/20 (EUR)	710,000	831,215
Novafives SAS
4.500%, 06/30/21 (EUR)	160,000	169,992
Officine Maccaferri S.p.A.
5.750%, 06/01/21 (EUR)	383,000	420,689
SBA Communications Corp.
4.875%, 07/15/22	1,240,000	1,207,450
Weekley Homes LLC / Weekley Finance Corp.
6.000%, 02/01/23	505,000	477,225

		6,445,398

Entertainment—0.5%
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp.
5.375%, 06/01/24	405,000	409,536
DreamWorks Animation SKG, Inc.
6.875%, 08/15/20 (144A)	258,000	255,420
International Game Technology plc
4.125%, 02/15/20 (EUR)	176,000	194,251
4.750%, 02/15/23 (EUR)	350,000	375,963
6.250%, 02/15/22 (144A)	200,000	191,000
Intralot Capital Luxembourg S.A.
6.000%, 05/15/21 (EUR)	258,000	245,349

Entertainment—(Continued)
Pinnacle Entertainment, Inc.
6.375%, 08/01/21 (a)	1,489,000	1,580,201
PortAventura Entertainment Barcelona B.V.
7.250%, 12/01/20 (EUR)	100,000	116,138
Regal Entertainment Group
5.750%, 02/01/25	271,000	264,564
Vougeot Bidco plc
7.875%, 07/15/20 (GBP)	282,000	469,696
Waterford Gaming LLC / Waterford Gaming Financial Corp.
8.625%, 09/15/49 (144A)	293,374	734

		4,102,852

Environmental Control—0.1%
ADS Waste Holdings, Inc.
8.250%, 10/01/20	388,000	401,580
Bilbao Luxembourg S.A.
10.500%, 12/01/18 (EUR) (e)	273,132	325,588
Covanta Holding Corp.
5.875%, 03/01/24	369,000	368,077

		1,095,245

Food—0.7%
Bakkavor Finance 2 plc
8.750%, 06/15/20 (GBP)	396,000	682,022
Boparan Finance plc
4.375%, 07/15/21 (EUR)	220,000	224,297
5.500%, 07/15/21 (GBP)	300,000	427,891
Findus Bondco S.A.
9.125%, 07/01/18 (EUR)	178,000	207,869
HJ Heinz Co.
4.250%, 10/15/20 (a)	1,160,000	1,184,650
JBS USA LLC / JBS USA Finance, Inc.
5.750%, 06/15/25 (144A) (a)	640,000	632,608
R&R Pik plc
9.250%, 05/15/18 (EUR) (e)	526,000	592,275
Smithfield Foods, Inc.
5.875%, 08/01/21 (144A)	352,000	363,440
6.625%, 08/15/22	331,000	353,342
WhiteWave Foods Co. (The)
5.375%, 10/01/22	350,000	369,250

		5,037,644

Food Service—0.1%
Aramark Services, Inc.
5.750%, 03/15/20	769,000	802,836
Brakes Capital
7.125%, 12/15/18 (GBP)	185,000	297,960

		1,100,796

Forest Products & Paper—0.1%
Clearwater Paper Corp.
4.500%, 02/01/23	544,000	515,440

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—0.2%
Altice U.S. Finance S.A.
7.750%, 07/15/25 (144A)	1,325,000	$1,272,000

Healthcare - Products—1.3%
3AB Optique Developpement SAS
5.625%, 04/15/19 (EUR)	450,000	474,090
Alere, Inc.
6.375%, 07/01/23 (144A) (a)	613,000	623,727
6.500%, 06/15/20	269,000	277,070
7.250%, 07/01/18	990,000	1,037,025
8.625%, 10/01/18	816,000	844,968
Crimson Merger Sub, Inc.
6.625%, 05/15/22 (144A) (a)	358,000	314,145
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp.
8.125%, 06/15/21 (144A)	2,229,000	2,295,870
Hologic, Inc.
5.250%, 07/15/22 (144A)	867,000	885,424
6.250%, 08/01/20	908,000	939,235
IDH Finance plc
6.000%, 12/01/18 (GBP)	397,000	631,272
6.000%, 12/01/18 (144A) (GBP)	100,000	159,010
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.875%, 04/15/20 (144A)	485,000	493,512
5.500%, 04/15/25 (144A)	420,000	407,400
Sterigenics-Nordion Holdings LLC
6.500%, 05/15/23 (144A) (a)	241,000	244,615

		9,627,363

Healthcare - Services—4.0%
Acadia Healthcare Co., Inc.
5.125%, 07/01/22	435,000	431,738
5.625%, 02/15/23 (144A)	172,000	174,150
Amsurg Corp.
5.625%, 07/15/22	1,476,000	1,488,915
Care UK Health & Social Care plc
5.572%, 07/15/19 (GBP) (f)	480,000	731,574
Centene Corp.
4.750%, 05/15/22	866,000	891,980
CHS/Community Health Systems, Inc.
6.875%, 02/01/22	749,000	790,195
DaVita HealthCare Partners, Inc.
5.000%, 05/01/25 (a)	1,768,000	1,701,700
5.125%, 07/15/24	1,738,000	1,708,671
Envision Healthcare Corp.
5.125%, 07/01/22 (144A)	275,000	277,063
Ephios Bondco PLC
6.250%, 07/01/22 (EUR)	300,000	324,421
HCA, Inc. 4.750%, 05/01/23	1,238,000	1,253,475
5.000%, 03/15/24	2,030,000	2,065,525
5.250%, 04/15/25	775,000	806,000
5.375%, 02/01/25	2,309,000	2,346,637
5.875%, 03/15/22	1,275,000	1,386,562

Healthcare - Services—(Continued)
HCA, Inc.
5.875%, 05/01/23 (a)	672,000	714,000
7.500%, 02/15/22	1,772,000	2,035,585
HealthSouth Corp. 5.125%, 03/15/23	488,000	484,950
5.750%, 11/01/24	909,000	928,316
Kindred Healthcare, Inc. 6.375%, 04/15/22 (a)	357,000	356,554
MPH Acquisition Holdings LLC 6.625%, 04/01/22 (144A)	470,000	479,988
Surgical Care Affiliates, Inc. 6.000%, 04/01/23 (144A)	336,000	336,000
Tenet Healthcare Corp. 3.786%, 06/15/20 (144A) (a) (f)	711,000	717,221
4.375%, 10/01/21 (a)	1,028,000	1,004,870
4.500%, 04/01/21 (a)	260,000	257,400
4.750%, 06/01/20 (a)	435,000	441,797
6.000%, 10/01/20	1,546,000	1,648,422
6.250%, 11/01/18	397,000	431,241
6.750%, 06/15/23 (144A)	1,359,000	1,386,180
8.125%, 04/01/22	535,000	585,022
Voyage Care Bondco plc 6.500%, 08/01/18 (GBP)	704,000	1,139,345
WellCare Health Plans, Inc. 5.750%, 11/15/20	403,000	419,120

		29,744,617

Holding Companies - Diversified—0.6%
Carlson Travel Holdings, Inc. 7.500%, 08/15/19 (144A) (e)	249,000	252,735
Horizon Pharma Financing, Inc. 6.625%, 05/01/23 (144A)	878,000	915,315
HRG Group, Inc. 7.875%, 07/15/19 (144A)	517,000	545,435
Monitchem HoldCo 3 S.A. 5.250%, 06/15/21 (EUR)	160,000	179,286
ProGroup AG 5.125%, 05/01/22 (EUR)	131,000	148,966
WaveDivision Escrow LLC / WaveDivision Escrow Corp. 8.125%, 09/01/20 (144A)	2,413,000	2,509,520

		4,551,257

Home Builders—1.8%
Allegion U.S. Holding Co., Inc. 5.750%, 10/01/21	257,000	265,353
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, 02/15/21 (144A)	744,000	691,920
Beazer Homes USA, Inc. 5.750%, 06/15/19 (a)	904,000	890,440
6.625%, 04/15/18	443,000	457,951
7.500%, 09/15/21	551,000	555,132

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 07/01/22 (144A)	793,000	$781,105
K Hovnanian Enterprises, Inc. 7.250%, 10/15/20 (144A) (a)	452,000	461,040
Lennar Corp.
4.750%, 11/15/22	590,000	579,675
PulteGroup, Inc.
6.375%, 05/15/33	974,000	986,175
Ryland Group, Inc. (The)
6.625%, 05/01/20	110,000	122,100
Shea Homes L.P. / Shea Homes Funding Corp.
5.875%, 04/01/23 (144A)	396,000	400,950
6.125%, 04/01/25 (144A)	866,000	872,495
Standard Pacific Corp.
8.375%, 01/15/21 (a)	1,873,000	2,172,680
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.
5.250%, 04/15/21 (144A)	435,000	428,475
TRI Pointe Holdings, Inc.
4.375%, 06/15/19	875,000	857,500
5.875%, 06/15/24	595,000	583,100
William Lyon Homes, Inc.
8.500%, 11/15/20	1,990,000	2,149,200
Woodside Homes Co. LLC / Woodside Homes Finance, Inc.
6.750%, 12/15/21 (144A)	660,000	623,700

		13,878,991

Household Products/Wares—0.3%
Spectrum Brands, Inc.
5.750%, 07/15/25 (144A)	969,000	983,535
6.125%, 12/15/24 (144A)	831,000	870,472
6.375%, 11/15/20	310,000	327,825

		2,181,832

Insurance—0.5%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC
7.875%, 12/15/20 (144A)	1,162,000	1,225,910
CNO Financial Group, Inc.
4.500%, 05/30/20	225,000	228,375
Genworth Holdings, Inc.
4.800%, 02/15/24 (a)	410,000	357,725
Hockey Merger Sub 2, Inc.
7.875%, 10/01/21 (144A)	795,000	810,900
Pension Insurance Corp. plc
6.500%, 07/03/24 (GBP)	300,000	469,286
Radian Group, Inc.
5.250%, 06/15/20	574,000	571,130

		3,663,326

Internet—1.1%
Blue Coat Holdings, Inc.
8.375%, 06/01/23 (144A) (a)	775,000	788,563

Internet—(Continued)
Zayo Group LLC / Zayo Capital, Inc.
6.000%, 04/01/23 (144A)	2,610,000	2,577,897
6.375%, 05/15/25 (144A) (a)	1,025,000	994,250
10.125%, 07/01/20 (a)	3,257,000	3,637,287

		7,997,997

Iron/Steel—0.3%
Ovako AB
6.500%, 06/01/19 (EUR)	350,000	380,357
Ryerson, Inc. / Joseph T Ryerson & Son, Inc.
9.000%, 10/15/17	545,000	549,087
Steel Dynamics, Inc.
5.125%, 10/01/21	1,155,000	1,157,310
6.375%, 08/15/22	260,000	272,025

		2,358,779

Leisure Time—0.2%
Cirsa Funding Luxembourg S.A.
5.875%, 05/15/23 (EUR)	475,000	511,072
Jarden Corp.
7.500%, 05/01/17	655,000	712,313
Sabre GLBL, Inc.
5.375%, 04/15/23 (144A)	556,000	547,660
TUI AG
4.500%, 10/01/19 (EUR)	106,000	122,310

		1,893,355

Lodging—1.4%
Boyd Gaming Corp.
6.875%, 05/15/23	1,641,000	1,682,025
Caesars Entertainment Resort Properties LLC
8.000%, 10/01/20	1,165,000	1,097,290
Felcor Lodging L.P.
6.000%, 06/01/25 (144A)	1,068,000	1,084,020
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
5.625%, 10/15/21	795,000	825,766
MGM Resorts International
5.250%, 03/31/20 (a)	509,000	512,818
6.000%, 03/15/23 (a)	1,540,000	1,559,250
6.625%, 12/15/21	183,000	191,235
6.750%, 10/01/20	1,041,000	1,103,460
7.750%, 03/15/22 (a)	225,000	247,500
Station Casinos LLC
7.500%, 03/01/21 (a)	2,108,000	2,255,560

		10,558,924

Machinery - Construction & Mining—0.1%
BlueLine Rental Finance Corp.
7.000%, 02/01/19 (144A) (a)	651,000	668,903
Oshkosh Corp.
5.375%, 03/01/25	213,000	213,000

		881,903

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery - Diversified—0.1%
Selecta Group B.V.
6.500%, 06/15/20 (EUR)	615,000	$659,921

Media—5.4%
AMC Networks, Inc.
4.750%, 12/15/22	310,000	310,000
Cablevision Systems Corp.
5.875%, 09/15/22 (a)	737,000	714,890
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, 05/01/23 (144A)	190,000	184,775
5.250%, 09/30/22	58,000	57,130
5.875%, 05/01/27 (144A)	2,287,000	2,232,684
Cequel Communications Holdings I LLC / Cequel Capital Corp.
5.125%, 12/15/21 (144A)	435,000	395,034
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/22	1,548,000	1,599,521
7.625%, 03/15/20	946,000	986,205
Columbus International, Inc.
7.375%, 03/30/21 (144A)	1,042,000	1,120,150
DISH DBS Corp.
4.250%, 04/01/18	935,000	951,363
5.000%, 03/15/23	1,290,000	1,193,250
5.125%, 05/01/20	689,000	696,751
5.875%, 11/15/24	1,559,000	1,497,614
Harron Communications L.P. / Harron Finance Corp.
9.125%, 04/01/20 (144A)	690,000	746,063
iHeartCommunications, Inc.
9.000%, 12/15/19 (a)	1,059,000	1,009,227
9.000%, 03/01/21	731,000	661,555
9.000%, 09/15/22	1,445,000	1,304,113
LIN Television Corp.
5.875%, 11/15/22 (144A)	466,000	471,825
Midcontinent Communications & Midcontinent Finance Corp.
6.250%, 08/01/21 (144A)	605,000	617,100
MPL 2 Acquisition Canco, Inc.
9.875%, 08/15/18 (144A)	1,151,000	1,212,866
NBCUniversal Enterprise, Inc.
5.250%, 03/29/49 (144A)	255,000	271,256
Nielsen Finance LLC / Nielsen Finance Co.
5.000%, 04/15/22 (144A)	919,000	900,620
Numericable-SFR
5.375%, 05/15/22 (EUR)	245,000	277,235
5.625%, 05/15/24 (EUR)	685,000	769,400
6.000%, 05/15/22 (144A) (a)	3,172,000	3,126,403
6.250%, 05/15/24 (144A)	615,000	605,006
Radio One, Inc.
7.375%, 04/15/22 (144A) (a)	220,000	215,600
RCN Telecom Services LLC / RCN Capital Corp.
8.500%, 08/15/20 (144A)	555,000	581,363
Sirius XM Radio, Inc.
4.625%, 05/15/23 (144A)	215,000	201,831
5.375%, 04/15/25 (144A)	2,185,000	2,108,525
6.000%, 07/15/24 (144A)	740,000	747,400

Media—(Continued)
Sterling Entertainment Enterprises LLC
9.750%, 12/15/19 (144A) (b) (c)	2,750,000	2,805,000
TEGNA Inc.
5.500%, 09/15/24 (144A)	508,000	502,920
Townsquare Media, Inc.
6.500%, 04/01/23 (144A)	185,000	183,150
Tribune Media Co.
5.875%, 07/15/22 (144A) (a)	1,318,000	1,327,885
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
3.500%, 01/15/27 (EUR)	100,000	108,887
4.000%, 01/15/25 (EUR)	584,000	664,094
5.500%, 01/15/23 (144A)	1,160,000	1,182,475
5.625%, 04/15/23 (EUR)	93,288	111,932
Univision Communications, Inc.
5.125%, 05/15/23 (144A)	810,000	785,700
5.125%, 02/15/25 (144A)	2,595,000	2,504,694
8.500%, 05/15/21 (144A)	354,000	372,585
Ziggo Bond Finance B.V.
4.625%, 01/15/25 (EUR)	333,000	367,532
5.875%, 01/15/25 (144A)	1,530,000	1,499,400

		40,183,009

Metal Fabricate/Hardware—0.9%
Eco-Bat Finance plc
7.750%, 02/15/17 (EUR)	1,037,000	1,126,040
Global Brass & Copper, Inc. 9.500%, 06/01/19	575,000	629,625
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.750%, 12/15/18 (144A)	4,904,000	5,179,850

		6,935,515

Mining—1.0%
Alcoa, Inc. 5.125%, 10/01/24	2,313,000	2,341,912
5.900%, 02/01/27	58,000	61,335
5.950%, 02/01/37	70,000	69,825
6.750%, 01/15/28	128,000	142,400
Constellium NV 5.750%, 05/15/24 (144A) (a)	1,172,000	1,043,080
8.000%, 01/15/23 (144A) (a)	2,355,000	2,413,875
First Quantum Minerals, Ltd. 7.000%, 02/15/21 (144A)	629,000	601,481
7.250%, 05/15/22 (144A)	631,000	603,394
FMG Resources Pty, Ltd. 6.875%, 04/01/22 (144A) (a)	506,000	354,833
9.750%, 03/01/22 (144A)	226,000	233,345

		7,865,480

Miscellaneous Manufacturing—0.1%
Bombardier, Inc. 7.500%, 03/15/25 (144A) (a)	566,000	513,645

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
Gates Global LLC / Gates Global Co. 5.750%, 07/15/22 (EUR)	465,000	$476,995

		990,640

Office/Business Equipment—0.4%
CDW LLC / CDW Finance Corp. 5.000%, 09/01/23	211,000	207,308
5.500%, 12/01/24	1,685,000	1,668,150
6.000%, 08/15/22	1,105,000	1,140,912

		3,016,370

Oil & Gas—9.3%
Antero Resources Corp. 5.125%, 12/01/22	421,000	397,845
5.375%, 11/01/21	1,396,000	1,340,160
6.000%, 12/01/20	137,000	137,685
Atwood Oceanics, Inc. 6.500%, 02/01/20	725,000	699,625
Baytex Energy Corp. 5.125%, 06/01/21 (144A)	356,000	333,750
Berry Petroleum Co. LLC 6.375%, 09/15/22	333,000	259,740
6.750%, 11/01/20	463,000	365,770
Bonanza Creek Energy, Inc. 5.750%, 02/01/23 (a)	1,150,000	1,032,125
6.750%, 04/15/21 (a)	1,045,000	990,137
California Resources Corp. 5.500%, 09/15/21 (a)	2,489,000	2,165,928
6.000%, 11/15/24 (a)	4,947,000	4,254,420
Carrizo Oil & Gas, Inc. 6.250%, 04/15/23 (a)	971,000	973,427
7.500%, 09/15/20	179,000	188,398
Chesapeake Energy Corp. 5.750%, 03/15/23 (a)	285,000	257,925
6.125%, 02/15/21	662,000	622,280
6.625%, 08/15/20 (a)	225,000	219,375
6.875%, 11/15/20	514,000	501,150
Concho Resources, Inc. 5.500%, 10/01/22	1,009,000	1,003,955
5.500%, 04/01/23	1,629,000	1,629,000
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	1,006,000	1,041,210
7.750%, 02/15/23 (144A)	391,000	416,415
Denbury Resources, Inc. 4.625%, 07/15/23	76,000	63,840
5.500%, 05/01/22	492,000	439,110
Diamondback Energy, Inc. 7.625%, 10/01/21	1,225,000	1,310,750
EP Energy LLC / Everest Acquisition Finance, Inc. 6.375%, 06/15/23 (144A) (a)	719,000	720,797
9.375%, 05/01/20	1,225,000	1,309,157
Gulfport Energy Corp. 7.750%, 11/01/20	759,000	795,052

Oil & Gas—(Continued)
Halcon Resources Corp. 8.625%, 02/01/20 (144A) (a)	1,895,000	1,871,312
8.875%, 05/15/21 (a)	228,000	149,910
9.250%, 02/15/22	465,000	301,088
Hilcorp Energy I L.P. / Hilcorp Finance Co. 5.000%, 12/01/24 (144A)	428,000	401,336
7.625%, 04/15/21 (144A)	970,000	1,008,800
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.750%, 04/01/22 (a)	550,000	523,875
Laredo Petroleum, Inc. 7.375%, 05/01/22 (a)	725,000	763,062
Legacy Reserves L.P. / Legacy Reserves Finance Corp. 6.625%, 12/01/21 (a)	545,000	441,450
Linn Energy LLC / Linn Energy Finance Corp. 6.250%, 11/01/19	511,000	399,857
7.750%, 02/01/21	285,000	221,588
8.625%, 04/15/20	455,000	373,196
Matador Resources Co. 6.875%, 04/15/23 (144A) (a)	235,000	239,994
MEG Energy Corp. 6.375%, 01/30/23 (144A) (a)	798,000	738,150
6.500%, 03/15/21 (144A)	2,371,000	2,282,087
7.000%, 03/31/24 (144A)	4,632,000	4,440,930
Memorial Production Partners L.P. / Memorial Production Finance Corp. 6.875%, 08/01/22	1,121,000	1,013,944
7.625%, 05/01/21	299,000	284,798
Memorial Resource Development Corp. 5.875%, 07/01/22	2,623,000	2,533,031
Newfield Exploration Co. 5.375%, 01/01/26	249,000	246,510
Oasis Petroleum, Inc.
6.500%, 11/01/21	835,000	830,825
6.875%, 01/15/23	365,000	360,438
Offshore Group Investment, Ltd. 7.500%, 11/01/19 (a)	552,000	339,480
Pacific Drilling S.A. 5.375%, 06/01/20 (144A) (a)	291,000	220,433
Paramount Resources, Ltd.
6.875%, 06/30/23 (144A) (a)	805,000	807,012
Parsley Energy LLC / Parsley Finance Corp.
7.500%, 02/15/22 (144A)	1,179,000	1,196,320
Petrobras Global Finance B.V.
4.750%, 01/14/25 (EUR)	110,000	113,040
Precision Drilling Corp.
5.250%, 11/15/24	1,365,000	1,187,550
6.625%, 11/15/20	235,000	230,300
QEP Resources, Inc.
5.250%, 05/01/23	400,000	383,000
5.375%, 10/01/22	411,000	396,903
Range Resources Corp.
5.000%, 08/15/22	217,000	212,660
5.000%, 03/15/23 (a)	284,000	278,320
5.750%, 06/01/21	39,000	40,073

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Rosetta Resources, Inc.
5.875%, 06/01/24 (a)	501,000	$539,827
RSP Permian, Inc.
6.625%, 10/01/22 (144A)	634,000	648,265
Sanchez Energy Corp.
6.125%, 01/15/23 (a)	2,756,000	2,466,620
7.750%, 06/15/21 (a)	285,000	283,575
SandRidge Energy, Inc.
7.500%, 02/15/23 (a)	990,000	418,473
8.750%, 01/15/20	288,000	155,520
8.750%, 06/01/20 (144A) (a)	323,000	293,123
Seven Generations Energy, Ltd.
6.750%, 05/01/23 (144A)	383,000	382,043
8.250%, 05/15/20 (144A)	4,275,000	4,535,775
Seventy Seven Energy, Inc.
6.500%, 07/15/22 (a)	432,000	276,480
SM Energy Co.
5.000%, 01/15/24	345,000	326,888
5.625%, 06/01/25 (a)	686,000	679,003
6.125%, 11/15/22 (144A)	3,580,000	3,679,166
6.500%, 01/01/23	163,000	167,075
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.500%, 08/15/22	461,000	440,255
7.500%, 07/01/21	776,000	812,860
Sunoco L.P. / Sunoco Finance Corp.
6.375%, 04/01/23 (144A)	368,000	382,720
Transocean, Inc.
3.000%, 10/15/17	726,000	704,220
6.000%, 03/15/18 (a)	986,000	995,860
6.500%, 11/15/20 (a)	425,000	393,656
Whiting Petroleum Corp.
5.000%, 03/15/19	990,000	970,200
6.250%, 04/01/23 (144A)	881,000	874,392
6.500%, 10/01/18 (a)	315,000	318,938
WPX Energy, Inc.
5.250%, 09/15/24 (a)	614,000	565,647

		69,610,879

Oil & Gas Services—0.2%
BIBBY Offshore Services plc
7.500%, 06/15/21 (GBP)	206,000	282,813
Calfrac Holdings L.P.
7.500%, 12/01/20 (144A) (a)	1,537,000	1,419,266

		1,702,079

Packaging & Containers—1.8%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.250%, 01/15/22 (EUR)	700,000	774,557
6.000%, 06/30/21 (144A) (a)	680,000	678,300
6.250%, 01/31/19 (144A) (a)	769,000	782,457

Packaging & Containers—(Continued)
Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II
5.625%, 12/15/16 (144A)	156,000	155,708
6.000%, 06/15/17 (144A)	345,000	345,000
Crown Americas LLC / Crown Americas Capital Corp. III
6.250%, 02/01/21	271,000	282,518
Crown Americas LLC / Crown Americas Capital Corp. IV
4.500%, 01/15/23	469,000	442,914
Crown European Holdings S.A.
4.000%, 07/15/22 (EUR)	280,000	317,621
Greif Nevada Holdings, Inc.
7.375%, 07/15/21 (144A) (EUR)	330,000	432,651
JH-Holding Finance S.A.
8.250%, 12/01/22 (EUR) (e)	125,000	145,167
Novelis, Inc.
8.375%, 12/15/17	350,000	362,688
8.750%, 12/15/20	2,932,000	3,100,590
Pactiv LLC
7.950%, 12/15/25 (a)	1,713,000	1,695,870
8.375%, 04/15/27	405,000	400,950
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.750%, 10/15/20	460,000	471,500
6.875%, 02/15/21	145,000	151,163
9.875%, 08/15/19	257,000	269,850
Sealed Air Corp.
4.500%, 09/15/23 (EUR)	275,000	310,339
4.875%, 12/01/22 (144A)	448,000	441,280
5.125%, 12/01/24 (144A)	428,000	422,115
5.500%, 09/15/25 (144A)	463,000	466,472
6.875%, 07/15/33 (144A)	388,000	391,880
SGD Group SAS
5.625%, 05/15/19 (EUR)	310,000	350,355

		13,191,945

Pharmaceuticals—4.0%
Capsugel S.A.
7.000%, 05/15/19 (144A) (e)	369,000	375,500
DPx Holdings B.V.
7.500%, 02/01/22 (144A) (a)	960,000	1,000,800
Endo Finance LLC & Endo Finco, Inc.
7.000%, 12/15/20 (144A)	238,000	249,900
7.250%, 01/15/22 (144A) (a)	255,000	270,938
Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.
6.000%, 07/15/23 (144A)	1,854,000	1,895,715
6.000%, 02/01/25 (144A)	2,104,000	2,138,190
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/22	629,000	630,572
Omnicare, Inc.
4.750%, 12/01/22	296,000	313,760
5.000%, 12/01/24	250,000	268,750
Par Pharmaceutical Cos., Inc.
7.375%, 10/15/20	547,000	583,922

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Pinnacle Merger Sub, Inc.
9.500%, 10/01/23 (144A)	214,000	$239,145
Valeant Pharmaceuticals International, Inc.
4.500%, 05/15/23 (EUR)	775,000	836,706
5.375%, 03/15/20 (144A)	2,298,000	2,372,685
5.500%, 03/01/23 (144A)	885,000	893,850
5.625%, 12/01/21 (144A) (a)	1,182,000	1,208,595
5.875%, 05/15/23 (144A)	5,014,000	5,139,350
6.125%, 04/15/25 (144A)	4,374,000	4,499,752
6.375%, 10/15/20 (144A)	3,359,000	3,537,447
6.750%, 08/15/18 (144A)	406,000	425,793
6.750%, 08/15/21 (144A)	503,000	524,378
7.000%, 10/01/20 (144A)	1,517,000	1,577,680
7.250%, 07/15/22 (144A)	330,000	350,625
7.500%, 07/15/21 (144A)	364,000	391,755

		29,725,808

Pipelines—3.8%
Energy Transfer Equity L.P.
5.875%, 01/15/24	2,238,000	2,320,806
7.500%, 10/15/20	688,000	775,720
Genesis Energy L.P. / Genesis Energy Finance Corp.
5.750%, 02/15/21	166,000	163,925
6.000%, 05/15/23	948,000	948,474
Kinder Morgan, Inc.
6.700%, 02/15/27	62,930	64,801
7.750%, 01/15/32	971,000	1,112,816
7.800%, 08/01/31 (d)	525,000	599,597
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp.
4.500%, 07/15/23	550,000	539,000
4.875%, 06/01/25	1,838,000	1,796,645
NGPL PipeCo LLC
7.119%, 12/15/17 (144A)	567,000	581,175
7.768%, 12/15/37 (144A) (a)	1,105,000	1,171,300
9.625%, 06/01/19 (144A) (a)	445,000	450,563
PBF Logistics L.P. / PBF Logistics Finance Corp.
6.875%, 05/15/23 (144A)	292,000	293,460
Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp.
6.500%, 05/15/21	1,896,000	2,005,020
Regency Energy Partners L.P. / Regency Energy Finance Corp.
4.500%, 11/01/23	1,541,000	1,487,065
Rockies Express Pipeline LLC
6.000%, 01/15/19 (144A)	1,200,000	1,251,000
6.875%, 04/15/40 (144A)	1,180,000	1,236,050
Rose Rock Midstream L.P. / Rose Rock Finance Corp.
5.625%, 07/15/22 (a)	660,000	645,150
5.625%, 11/15/23 (144A)	467,000	451,823
Sabine Pass Liquefaction LLC
5.625%, 04/15/23	1,443,000	1,438,036
5.625%, 03/01/25 (144A)	1,195,000	1,183,050
5.750%, 05/15/24	6,041,000	6,018,346

Pipelines—(Continued)
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
6.375%, 08/01/22	450,000	468,000
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
6.250%, 10/15/22 (144A) (a)	1,159,000	1,199,565

		28,201,387

Real Estate—1.0%
Annington Finance No. 5 plc
13.000%, 01/15/23 (GBP) (e)	492,361	967,028
Aroundtown Property Holdings plc
3.000%, 12/09/21 (EUR)	400,000	414,769
Crescent Resources LLC / Crescent Ventures, Inc.
10.250%, 08/15/17 (144A)	850,000	902,062
Kennedy-Wilson, Inc.
5.875%, 04/01/24	435,000	432,825
Realogy Group LLC
7.625%, 01/15/20 (144A)	2,176,000	2,304,384
9.000%, 01/15/20 (144A) (a)	280,000	301,700
Realogy Group LLC / Realogy Co-Issuer Corp.
4.500%, 04/15/19 (144A)	524,000	529,345
5.250%, 12/01/21 (144A) (a)	779,000	788,737
Rialto Holdings LLC / Rialto Corp.
7.000%, 12/01/18 (144A)	545,000	566,800
Tropicana Entertainment LLC / Tropicana Finance Corp.
9.625%, 12/15/14 (b) (g) (h)	70,000	0

		7,207,650

Real Estate Investment Trusts—0.7%
Communications Sales & Leasing, Inc.
6.000%, 04/15/23 (144A)	232,000	226,898
8.250%, 10/15/23 (144A)	1,179,000	1,158,367
Crown Castle International Corp.
5.250%, 01/15/23	926,000	932,713
Equinix, Inc.
5.375%, 01/01/22	93,000	93,233
GEO Group, Inc. (The)
5.125%, 04/01/23	355,000	354,113
5.875%, 10/15/24	915,000	942,450
iStar Financial, Inc.
4.000%, 11/01/17	340,000	334,050
5.000%, 07/01/19	235,000	231,769
RHP Hotel Properties L.P. / RHP Finance Corp.
5.000%, 04/15/23 (144A)	771,000	755,580

		5,029,173

Retail—2.7%
Asbury Automotive Group, Inc.
6.000%, 12/15/24	566,000	588,640
BC ULC / New Red Finance, Inc.
6.000%, 04/01/22 (144A)	1,114,000	1,144,635
CST Brands, Inc.
5.000%, 05/01/23	336,000	334,320

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Dufry Finance SCA
5.500%, 10/15/20 (144A)	346,000	$356,209
Family Dollar Stores, Inc.
5.000%, 02/01/21	670,000	693,437
Family Tree Escrow LLC
5.250%, 03/01/20 (144A)	304,000	318,060
5.750%, 03/01/23 (144A)	3,479,000	3,635,555
Hema Bondco I B.V.
6.250%, 06/15/19 (EUR)	707,000	654,205
Hillman Group, Inc. (The)
6.375%, 07/15/22 (144A)	532,000	502,740
Neiman Marcus Group Ltd., Inc.
8.000%, 10/15/21 (144A) (a)	1,677,000	1,765,042
New Look Secured Issuer plc
6.500%, 07/01/22 (GBP)	500,000	762,056
Penske Automotive Group, Inc.
5.750%, 10/01/22	1,109,000	1,153,360
Punch Taverns Finance B, Ltd.
5.943%, 09/30/22 (GBP)	263,000	404,970
Punch Taverns Finance plc
6.072%, 10/15/27 (144A) (GBP) (f)	449,000	666,689
Rite Aid Corp.
6.125%, 04/01/23 (144A)	2,395,000	2,466,850
6.750%, 06/15/21	716,000	751,800
7.700%, 02/15/27 (a)	305,000	358,375
9.250%, 03/15/20	750,000	812,813
Sonic Automotive, Inc.
5.000%, 05/15/23 (a)	227,000	221,893
THOM Europe SAS
7.375%, 07/15/19 (EUR)	590,000	684,072
Travis Perkins plc
4.375%, 09/15/21 (GBP)	351,000	561,216
Unique Pub Finance Co. plc (The)
5.659%, 06/30/27 (GBP)	406,612	651,679
6.464%, 03/30/32 (GBP)	300,000	419,519
6.542%, 03/30/21 (GBP)	242,280	400,672

		20,308,807

Semiconductors—0.5%
Advanced Micro Devices, Inc.
7.000%, 07/01/24 (a)	160,000	135,200
7.500%, 08/15/22	235,000	207,388
Micron Technology, Inc.
5.250%, 01/15/24 (144A)	1,795,000	1,695,153
NXP B.V. / NXP Funding LLC
4.125%, 06/15/20 (144A)	1,110,000	1,118,325
Sensata Technologies B.V.
5.000%, 10/01/25 (144A)	766,000	745,892

		3,901,958

Software—1.8%
BMC Software Finance, Inc.
8.125%, 07/15/21 (144A)	352,000	285,120
First Data Corp.
6.750%, 11/01/20 (144A)	1,702,000	1,798,810

Software—(Continued)
First Data Corp.
7.375%, 06/15/19 (144A)	378,000	392,931
8.250%, 01/15/21 (144A)	708,000	746,940
8.750%, 01/15/22 (144A)	369,000	392,293
10.625%, 06/15/21	1,126,000	1,247,045
11.250%, 01/15/21	60,000	66,600
11.750%, 08/15/21	1,072,000	1,206,000
Infor Software Parent LLC / Infor Software Parent, Inc.
7.125%, 05/01/21 (144A) (e)	2,057,000	2,062,142
Infor U.S., Inc.
6.500%, 05/15/22 (144A)	1,747,000	1,777,572
Italics Merger Sub, Inc.
7.125%, 07/15/23 (144A) (a)	968,000	955,900
Nuance Communications, Inc.
5.375%, 08/15/20 (144A) (a)	755,000	758,775
Open Text Corp.
5.625%, 01/15/23 (144A)	784,000	776,160
Sophia L.P. / Sophia Finance, Inc.
9.750%, 01/15/19 (144A)	549,000	583,313
SS&C Technologies Holdings, Inc.
5.875%, 07/15/23 (144A)	554,000	559,540

		13,609,141

Storage/Warehousing—0.1%
Mobile Mini, Inc.
7.875%, 12/01/20	540,000	565,650

Telecommunications—9.6%
Alcatel-Lucent USA, Inc.
4.625%, 07/01/17 (144A)	720,000	738,900
6.450%, 03/15/29 (a)	1,273,000	1,314,372
6.750%, 11/15/20 (144A)	2,875,000	3,040,312
Altice Financing S.A.
5.250%, 02/15/23 (EUR)	326,000	365,258
6.500%, 01/15/22 (144A) (a)	1,040,000	1,040,000
6.625%, 02/15/23 (144A)	1,459,000	1,448,495
Altice Finco S.A.
7.625%, 02/15/25 (144A) (a)	318,000	305,280
Altice S.A.
6.250%, 02/15/25 (EUR)	355,000	375,983
7.250%, 05/15/22 (EUR)	639,000	719,513
7.625%, 02/15/25 (144A)	1,104,000	1,037,760
7.750%, 05/15/22 (144A)	1,290,000	1,248,075
Altice U.S. Finance I Corp.
5.375%, 07/15/23 (144A)	3,106,000	3,028,350
Altice U.S. Finance II Corp.
7.750%, 07/15/25 (144A) (a)	1,075,000	1,042,750
Avaya, Inc.
7.000%, 04/01/19 (144A)	1,330,000	1,300,075
10.500%, 03/01/21 (144A) (a)	1,800,000	1,485,000
CenturyLink, Inc.
5.625%, 04/01/20	1,039,000	1,040,299
6.450%, 06/15/21	215,000	216,613

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
CommScope Technologies Finance LLC
6.000%, 06/15/25 (144A)	853,000	$849,801
CommScope, Inc.
4.375%, 06/15/20 (144A)	868,000	876,680
5.500%, 06/15/24 (144A)	237,000	230,483
Consolidated Communications, Inc.
6.500%, 10/01/22 (144A)	635,000	611,981
Digicel Group, Ltd.
7.125%, 04/01/22 (144A)	1,050,000	997,185
Digicel, Ltd.
6.000%, 04/15/21 (144A)	3,472,000	3,347,425
DigitalGlobe, Inc.
5.250%, 02/01/21 (144A)	173,000	169,324
Frontier Communications Corp.
6.250%, 09/15/21	825,000	750,750
6.875%, 01/15/25	870,000	727,537
7.125%, 01/15/23	490,000	434,875
7.625%, 04/15/24	212,000	187,090
Intelsat Jackson Holdings S.A.
5.500%, 08/01/23	2,981,000	2,639,675
Level 3 Financing, Inc.
5.125%, 05/01/23 (144A) (a)	696,000	678,600
5.375%, 08/15/22	850,000	858,500
5.375%, 05/01/25 (144A)	837,000	806,659
5.625%, 02/01/23 (144A) (a)	1,414,000	1,428,140
6.125%, 01/15/21	205,000	214,984
7.000%, 06/01/20	1,142,000	1,211,947
Nokia Oyj
6.625%, 05/15/39 (a)	642,000	696,570
Orange S.A.
4.000%, 10/01/21 (EUR) (f)	475,000	538,159
Plantronics, Inc.
5.500%, 05/31/23 (144A) (a)	427,000	432,338
Play Finance 2 S.A.
5.250%, 02/01/19 (EUR)	550,000	629,661
Sprint Capital Corp.
6.875%, 11/15/28	1,205,000	1,036,300
8.750%, 03/15/32	960,000	933,600
Sprint Communications, Inc.
7.000%, 03/01/20 (144A) (a)	1,822,000	1,981,789
9.000%, 11/15/18 (144A)	2,490,000	2,811,857
Sprint Corp.
7.125%, 06/15/24	2,020,000	1,873,752
7.875%, 09/15/23	3,762,000	3,669,079
T-Mobile USA, Inc.
6.000%, 03/01/23	840,000	859,950
6.375%, 03/01/25 (a)	2,675,000	2,735,187
6.500%, 01/15/24 (a)	1,000,000	1,032,500
6.633%, 04/28/21	784,000	813,400
6.731%, 04/28/22 (a)	504,000	525,420
Telecom Italia Capital S.A.
6.000%, 09/30/34	1,305,000	1,269,909
Telecom Italia Finance S.A.
7.750%, 01/24/33 (EUR)	190,000	274,372

Telecommunications—(Continued)
Telecom Italia S.p.A.
5.875%, 05/19/23 (GBP)	1,000,000	1,652,462
6.375%, 06/24/19 (GBP)	700,000	1,191,440
Telefonica Europe B.V.
4.200%, 12/04/19 (EUR) (f)	300,000	339,890
Telenet Finance V Luxembourg SCA
6.250%, 08/15/22 (EUR)	910,000	1,091,870
6.750%, 08/15/24 (EUR)	543,000	662,025
Virgin Media Finance plc
5.750%, 01/15/25 (144A) (a)	1,095,000	1,095,000
7.000%, 04/15/23 (GBP)	513,000	858,445
Virgin Media Secured Finance plc
6.000%, 04/15/21 (GBP)	2,527,200	4,129,697
Wind Acquisition Finance S.A.
4.000%, 07/15/20 (EUR)	1,587,000	1,764,843
6.500%, 04/30/20 (144A)	200,000	209,000

		71,877,186

Textiles—0.1%
AVINTIV Specialty Materials, Inc.
6.875%, 06/01/19 (144A)	165,000	151,800
Springs Industries, Inc.
6.250%, 06/01/21	803,000	784,933

		936,733

Transportation—1.2%
Air Medical Merger Sub Corp.
6.375%, 05/15/23 (144A)	517,000	485,980
Florida East Coast Holdings Corp.
6.750%, 05/01/19 (144A)	1,014,000	1,016,535
Global Ship Lease, Inc.
10.000%, 04/01/19 (144A)	2,535,000	2,642,737
JCH Parent, Inc.
10.500%, 03/15/19 (144A) (e)	1,810,800	1,362,627
Silk Bidco A/S
7.500%, 02/01/22 (EUR)	245,000	278,942
Watco Cos. LLC / Watco Finance Corp.
6.375%, 04/01/23 (144A) (a)	617,000	624,713
WFS Global Holding SAS
9.500%, 07/15/22 (EUR)	100,000	112,600
XPO Logistics, Inc.
5.750%, 06/15/21 (EUR)	100,000	109,707
6.500%, 06/15/22 (144A)	1,950,000	1,908,563
7.875%, 09/01/19 (144A)	740,000	790,764

		9,333,168

Trucking & Leasing—0.1%
Jurassic Holdings III, Inc. 6.875%, 02/15/21 (144A)	531,000	414,180

Total Corporate Bonds & Notes (Cost $616,233,238)		602,918,909

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (i)—8.4%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.2%
Sequa Corp.
Term Loan B, 5.250%, 06/19/17	393,488	$345,450
Silver II U.S. Holdings LLC
Term Loan, 4.000%, 12/13/19	1,256,367	1,218,153

		1,563,603

Air Freight & Logistics—0.1%
Ceva Logistics Canada ULC
Term Loan, 6.500%, 03/19/21	104,728	98,182
Ceva Logistics U.S. Holdings, Inc.
Term Loan, 6.500%, 03/19/21	837,822	785,458

		883,640

Airlines—0.2%
Northwest Airlines, Inc.
Term Loan, 1.634%, 09/10/18	634,084	607,134
Term Loan, 1.636%, 09/10/18	320,833	307,198
Term Loan, 2.254%, 03/10/17	594,667	581,287

		1,495,619

Building Materials—0.1%
Hanson Building Products, Ltd.
1st Lien Term Loan, 6.500%, 02/18/22	517,365	519,198

Chemicals—0.5%
Ascend Performance Materials LLC
Term Loan B, 6.750%, 04/10/18	3,308,850	2,859,399
OXEA Finance LLC
2nd Lien Term Loan, 8.250%, 07/15/20	560,000	531,125

		3,390,524

Coal—0.0%
American Energy - Marcellus LLC
1st Lien Term Loan, 5.250%, 08/04/20	163,842	127,715

Commercial Services—0.3%
Hertz Corp. (The)
Term Loan B2, 3.500%, 03/11/18	1,505,391	1,499,981
Interactive Data Corp.
Term Loan, 4.750%, 05/02/21	698,505	701,415

		2,201,396

Computers—0.1%
Riverbed Technology, Inc.
Term Loan B, 6.000%, 04/24/22	538,650	544,415

Distribution/Wholesale—0.1%
HD Supply, Inc.
Term Loan B, 4.000%, 06/28/18	956,549	958,582

Electric—0.6%
Calpine Corp.
Term Loan B3, 4.000%, 10/09/19	759,145	760,035

Electric—(Continued)
Energy Future Intermediate Holding Co. LLC
Term Loan, 4.250%, 06/19/16	1,925,723	1,930,537
Texas Competitive Electric Holdings Co. LLC
Term Loan, 3.750%, 05/05/16	2,110,693	2,119,928

		4,810,500

Entertainment—0.5%
Amaya Holdings B.V.
2nd Lien Term Loan, 8.000%, 08/01/22	3,652,015	3,694,243

Health Care Equipment & Supplies—0.1%
Air Medical Group Holdings, Inc.
Term Loan B, 4.500%, 04/06/22	620,000	616,900
Surgery Center Holdings, Inc.
1st Lien Term Loan, 5.250%, 11/03/20	363,461	362,552

		979,452

Healthcare - Products—0.2%
Alere, Inc.
Term Loan B, 0.000%, 06/03/22 (j)	303,000	303,737
DJO Finance LLC
Term Loan, 4.250%, 06/08/20	800,000	802,400
Sterigenics-Nordion Holdings LLC
Term Loan B, 4.250%, 05/15/22	335,000	335,837

		1,441,974

Household Products/Wares—0.2%
Spin Holdco, Inc.
Term Loan B, 4.250%, 11/14/19	1,249,216	1,247,849

Internet—0.0%
Blue Coat Holdings, Inc.
Term Loan, 4.500%, 05/20/22	210,000	209,563

Internet Software & Services—0.7%
New Lightsquared LLC
Term Loan, 0.000%, 06/15/20 (j)	3,030,000	2,961,825
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan B, 5.750%, 09/02/21	2,616,850	2,628,843

		5,590,668

Lodging—0.6%
Caesars Entertainment Resort Properties LLC
Term Loan B, 7.000%, 10/11/20	4,222,975	3,871,940
Station Casinos LLC
Term Loan B, 4.250%, 03/02/20	603,063	603,494

		4,475,434

Machinery—0.2%
Gates Global, Inc.
Term Loan B, 4.250%, 07/05/21	1,325,825	1,307,713

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Marine—0.0%
Gener8 Backstop Commitment
Term Loan, 0.000%, 05/08/22 (c) (j)	851,362	$0

Media—1.0%
Advantage Sales & Marketing, Inc.
1st Lien Term Loan, 4.250%, 07/23/21	620,313	618,263
2nd Lien Term Loan, 7.500%, 07/25/22	955,000	963,015
Cengage Learning Acquisitions, Inc.
1st Lien Term Loan, 7.000%, 03/31/20	1,986,177	1,993,626
Clear Channel Communications, Inc.
Term Loan D, 6.937%, 01/30/19	2,631,109	2,435,967
Houghton Mifflin Harcourt Publishing Co.
Term Loan B, 0.000%, 05/11/22 (j)	1,265,000	1,261,047
Univision Communications, Inc.
Term Loan C4, 4.000%, 03/01/20	585,375	582,366

		7,854,284

Mining—0.1%
Novelis, Inc.
Term Loan B, 4.000%, 06/02/22	553,603	551,527

Office/Business Equipment—0.1%
Brand Energy & Infrastructure Services, Inc.
Term Loan B, 4.750%, 11/26/20	451,562	442,742

Oil & Gas—0.3%
CITGO Holding, Inc.
Term Loan B, 9.500%, 05/12/18	1,850,700	1,859,665

Packaging & Containers—0.1%
Onex Wizard U.S. Acquisition, Inc.
Term Loan, 4.250%, 03/13/22	499,579	499,623

Pharmaceuticals—0.2%
Endo Luxembourg Finance Company I S.a.r.l.
Bridge Term Loan, 0.000%, 06/11/16 (j)	825,000	825,000
Par Pharmaceutical Cos., Inc.
Term Loan B2, 4.000%, 09/30/19	223,300	223,370
Valeant Pharmaceuticals International, Inc.
Term Loan B F1, 4.000%, 04/01/22	752,240	752,753

		1,801,123

Real Estate—0.0%
Realogy Corp.
Extended Letter of Credit, 4.418%, 10/10/16	128,212	127,007

Retail—0.1%
BJ’s Wholesale Club, Inc.
2nd Lien Term Loan, 8.500%, 03/26/20	550,000	555,386
Rite Aid Corp.
2nd Lien Term Loan, 5.750%, 08/21/20	350,000	353,791

		909,177

Semiconductors—0.1%
CEVA Intercompany B.V.
Term Loan, 6.500%, 03/19/21	607,421	569,457

Software—1.2%
Epicor Software Corp.
1st Lien Term Loan, 4.750%, 05/08/22	1,039,000	1,037,809
First Data Corp.
Extended Term Loan, 3.687%, 03/24/18	3,395,191	3,388,560
Term Loan, 3.687%, 09/24/18	200,000	199,688
Italics Merger Sub, Inc.
Term Loan, 0.000%, 05/29/22 (j)	1,264,000	1,262,683
Kronos, Inc.
2nd Lien Term Loan, 9.750%, 04/30/20	1,906,969	1,965,370
SS&C Technologies, Inc.
Term Loan B1, 0.000%, 06/23/22 (j)	746,771	748,171
Term Loan B2, 0.000%, 06/23/22 (j)	168,229	168,544
Tibco Software, Inc.
Term Loan B, 6.500%, 12/04/20	354,113	354,279

		9,125,104

Telecommunications—0.4%
Avaya, Inc.
Term Loan B7, 6.250%, 04/16/20	2,472,655	2,393,840
CommScope, Inc.
Term Loan B5, 0.000%, 12/29/22 (j)	467,000	467,219
Hawaiian Telcom Communications, Inc.
Term Loan B, 5.000%, 06/06/19	261,071	262,267

		3,123,326

Transportation—0.1%
CEVA Group plc
Term Loan, 6.500%, 03/19/21	583,293	546,837

Total Floating Rate Loans (Cost $63,215,866)		62,851,960

Common Stocks—5.6%

Capital Markets—1.1%
American Capital, Ltd. (a) (k)	539,636	7,312,068
E*Trade Financial Corp. (a) (k)	24,729	740,633
Uranium Participation Corp. (k)	28,400	118,921

		8,171,622

Chemicals—0.3%
Advanced Emissions Solutions, Inc. (a) (k)	11,202	145,626
Huntsman Corp. (a)	100,999	2,229,048

		2,374,674

Consumer Finance—1.7%
Ally Financial, Inc. (Private Placement) (k)	562,960	12,627,193

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Diversified Telecommunication Services—0.2%
Broadview Networks Holdings, Inc. (k)	52,943	$82,061
Level 3 Communications, Inc. (a) (k)	28,670	1,510,049

		1,592,110

Hotels, Restaurants & Leisure—0.5%
Amaya, Inc. (k)	143,483	3,931,135

Household Durables—0.1%
Stanley-Martin Communities LLC (b) (c) (k)	450	617,400

Insurance—0.7%
American International Group, Inc. (a)	83,785	5,179,589

Media—0.5%
Cengage Learning, Inc.	26,678	746,157
HMH Publishing Co., Ltd. (k)	47,825	1,205,197
Time Warner Cable, Inc. (a)	8,587	1,529,946

		3,481,300

Metals & Mining—0.0%
African Minerals, Ltd. (b) (h) (k)	159,753	2
Constellium NV - Class A (a) (k)	19,617	232,069

		232,071

Oil, Gas & Consumable Fuels—0.4%
Gener8 Maritime, Inc. (b) (k)	262,836	3,224,209

Paper & Forest Products—0.0%
Norbord, Inc.	1,126	23,725

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. (k)	22,900	887,833

Total Common Stocks (Cost $41,217,505)		42,342,861

Asset-Backed Securities—1.3%

Asset-Backed - Other—1.3%
ALM VIII, Ltd.
3.025%, 01/20/26 (144A) (f)	500,000	494,344
3.475%, 01/20/26 (144A) (f)	550,000	525,420
4.775%, 01/20/26 (144A) (f)	500,000	452,292
ALM XIV, Ltd.
3.729%, 07/28/26 (144A) (f)	250,000	241,752
5.129%, 07/28/26 (144A) (f)	250,000	230,283
Apidos CLO XVIII
3.925%, 07/22/26 (144A) (f)	550,000	538,053
Atlas Senior Loan Fund, Ltd.
3.276%, 07/16/26 (144A) (f)	250,000	249,966
3.726%, 07/16/26 (144A) (f)	250,000	237,301
Avalon IV Capital, Ltd.
3.124%, 04/17/23 (144A) (f)	250,000	248,404

Asset-Backed - Other—(Continued)
Benefit Street Partners CLO, Ltd.
3.775%, 07/20/26 (144A) (f)	500,000	468,260
Carlyle Global Market Strategies CLO, Ltd.
6.375%, 07/20/23 (144A) (f)	290,000	290,693
Cedar Funding III CLO, Ltd.
3.706%, 05/20/26 (144A) (f)	270,000	253,634
CIFC Funding, Ltd.
3.075%, 07/22/26 (144A) (f)	250,000	245,397
3.676%, 07/22/26 (144A) (f)	250,000	236,321
Flatiron CLO, Ltd.
3.874%, 01/17/26 (144A) (f)	500,000	481,331
Galaxy XVIII CLO, Ltd.
3.275%, 10/15/26 (144A) (f)	250,000	249,060
Highbridge Loan Management, Ltd.
3.279%, 07/28/25 (144A) (f)	300,000	298,007
LCM X L.P.
5.770%, 04/15/22 (144A) (f)	1,000,000	1,002,239
Madison Park Funding VIII, Ltd.
3.076%, 04/22/22 (144A) (f)	250,000	249,999
4.126%, 04/22/22 (144A) (f)	250,000	250,003
Madison Park Funding XIV, Ltd.
3.875%, 07/20/26 (144A) (f)	250,000	244,638
Octagon Investment Partners XII, Ltd.
5.779%, 05/05/23 (144A) (f)	400,000	392,470
OneMain Financial Issuance Trust
4.320%, 07/18/25 (144A)	200,000	200,000
5.640%, 07/18/25 (144A)	200,000	200,000
Palmer Square CLO, Ltd.
2.824%, 10/17/22 (144A) (f)	400,000	394,893
4.124%, 10/17/22 (144A) (f)	300,000	298,695
Voya CLO, Ltd.
3.877%, 07/25/26 (144A) (f)	500,000	478,744
WhiteHorse IX, Ltd.
2.974%, 07/17/26 (144A) (f)	250,000	244,895

Total Asset-Backed Securities (Cost $9,633,094)		9,697,094

Convertible Preferred Stock—1.3%

Hotels, Restaurants & Leisure—1.3%
Amaya, Inc.
Zero Coupon, 12/31/49 (CAD) (Cost $6,986,453)	7,581,000	9,642,255

Preferred Stocks—0.8%

Banks—0.5%
GMAC Capital Trust I, 8.125% (f)	143,228	3,721,064

Consumer Finance—0.0%
Ally Financial, Inc., 8.500% (f)	9,513	251,619

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*/ Notional Amount*	Value

Diversified Financial Services—0.3%
Marsico Parent Superholdco LLC (144A) (b) (k)	25	$0
RBS Capital Funding Trust VII Series G, 6.080%	90,156	2,202,511

		2,202,511

Total Preferred Stocks (Cost $6,172,676)		6,175,194

Convertible Bonds—0.5%

Diversified Financial Services—0.0%
E*Trade Financial Corp.
Zero Coupon, 08/31/19	11,000	31,787
Zero Coupon, 08/31/19 (144A)	76,000	219,621

		251,408

Insurance—0.1%
Radian Group, Inc.
2.250%, 03/01/19	363,000	644,098
3.000%, 11/15/17	169,000	280,751

		924,849

Retail—0.1%
Enterprise Funding, Ltd.
3.500%, 09/10/20 (GBP)	300,000	441,914

Telecommunications—0.3%
Nokia Oyj
5.000%, 10/26/17 (EUR)	600,000	1,704,850
Telefonica S.A.
6.000%, 07/24/17 (EUR)	300,000	404,273

		2,109,123

Total Convertible Bonds (Cost $3,503,379)		3,727,294

Purchased Option—0.1%

Put Options—0.1%
SPDR S&P 500 ETF Trust, Strike Price $203, Expires 07/17/15 (Cost $439,396)	2,496	509,184

Escrow Shares—0.0%

Auto Parts & Equipment—0.0%
Lear Corp. (h)	1,395,000	12,206
Lear Corp. (h)	1,530,000	13,388

		25,594

Chemicals—0.0%
Momentive Performance Materials, Inc. (g)	1,398,000	0

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc. (g) (h)	489,000	53,179
Lehman Brothers Holdings, Inc. (g) (h)	1,740,000	189,225

		242,404

Media—0.0%
Cengage Learning Acquisitions, Inc. (h)	295,300	0

Total Escrow Shares (Cost $293,687)		267,998

Warrant—0.0%

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/22/19 (c) (k) (Cost $16)	1,601	18,315

Short-Term Investments—11.6%

Mutual Fund—10.3%
State Street Navigator Securities Lending MET Portfolio (l)	76,919,175	76,919,175

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $9,782,095 on 07/01/15, collateralized by $9,835,000 U.S. Treasury Note at 1.375% due 07/31/18 with a value of $9,982,525.	9,782,095	9,782,095

Total Short-Term Investments (Cost $86,701,270)		86,701,270

Total Investments—110.0% (Cost $834,396,580) (m)		824,852,334
Other assets and liabilities (net)—(10.0)%		(74,696,797)

Net Assets—100.0%		$750,155,537

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $76,287,318 and the collateral received consisted of cash in the amount of $76,919,175 and non-cash collateral with a value of $18,485,425. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, these securities represent 1.1% of net assets.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2015, the market value of restricted securities was $4,980,168, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2015, the value of securities pledged amounted to $10,736,323.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Illiquid security. As of June 30, 2015, these securities represent 0.2% of net assets.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after June 30, 2015, at which time the interest rate will be determined.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(m)	As of June 30, 2015, the aggregate cost of investments was $834,396,580. The aggregate unrealized appreciation and depreciation of investments were $20,331,943 and $(29,876,189), respectively, resulting in net unrealized depreciation of $(9,544,246).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $274,533,259, which is 36.6% of net assets.
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Gener8 Backstop Commitment Term Loan	05/08/15	851,362	$—	$0
HMH Publishing Co., Ltd.	06/22/14	1,601	16	18,315
National Air Cargo Group, Inc.	08/20/10	1,539,453	1,539,453	1,539,453
Stanley-Martin Communities LLC	10/22/07	450	282,182	617,400
Sterling Entertainment Enterprises LLC	12/28/12	2,750,000	2,750,000	2,805,000

				$4,980,168

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date(a)	Principal Amount		Net Closing Amount
Deutsche Bank Securities, Inc.	0.600%	12/19/14	OPEN	USD	381,000	$381,000
Barclays Bank plc	0.600%	07/02/14	OPEN	USD	525,000	525,000
Credit Suisse Securities (USA) LLC	0.500%	12/22/14	OPEN	USD	597,000	597,000
Credit Suisse Securities (USA) LLC	0.500%	12/16/14	OPEN	USD	915,750	915,750
Deutsche Bank Securities, Inc.	0.600%	11/10/14	OPEN	USD	7,637,000	7,637,000

Total						$10,055,750

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments. A security in the amount of $33,148 has been received at the custodian bank as collateral for reverse repurchase agreements.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	69,000	Standard Chartered Bank	07/21/15	$56,947	$(1,716)
EUR	104,000	Bank of America N.A.	07/21/15	118,795	(2,822)
EUR	304,000	Bank of America N.A.	07/21/15	339,674	(676)
EUR	87,000	Barclays Bank plc	07/21/15	95,092	1,924
EUR	561,000	Barclays Bank plc	07/21/15	613,671	11,915
EUR	157,000	Goldman Sachs & Co.	07/21/15	175,181	(106)
EUR	394,000	Goldman Sachs & Co.	07/21/15	450,590	(11,229)
EUR	1,080,000	Goldman Sachs & Co.	07/21/15	1,205,946	(1,608)
EUR	1,166,000	Goldman Sachs & Co.	07/21/15	1,297,714	2,524
EUR	776,000	HSBC Bank plc	07/21/15	853,277	12,062
EUR	780,000	JPMorgan Chase Bank N.A.	07/21/15	848,372	21,428
EUR	211,000	Standard Chartered Bank	07/21/15	238,921	(3,629)

Contracts to Deliver
CAD	589,900	BNP Paribas S.A.	07/21/15	$477,314	$5,133
CAD	15,800,000	Royal Bank of Canada	07/21/15	12,897,749	250,760
EUR	604,000	Bank of America N.A.	07/21/15	676,390	2,854
EUR	100,000	Goldman Sachs & Co.	07/21/15	111,983	471
EUR	253,000	HSBC Bank plc	07/21/15	285,080	2,952
EUR	104,000	HSBC Bank plc	07/21/15	117,277	1,304
EUR	739,700	JPMorgan Chase Bank N.A.	07/21/15	811,496	(13,364)
EUR	100,000	State Street Bank and Trust	07/21/15	111,243	(270)
EUR	36,689,000	UBS AG	07/21/15	39,487,270	(1,425,645)
GBP	11,923,000	Barclays Bank plc	07/21/15	17,628,990	(1,102,581)
GBP	507,000	State Street Bank and Trust	07/21/15	804,974	8,454
GBP	6,000	State Street Bank and Trust	07/21/15	9,355	(71)

Net Unrealized Depreciation					$(2,241,936)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Mini Index Futures	09/18/15	(71)	USD	(8,955,398)	$77,558
S&P 500 E-Mini Index Futures	09/18/15	(306)	USD	(31,776,629)	344,308

Net Unrealized Appreciation					$421,866

Written Options

Put Option on Exchange-Traded Funds	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Depreciation
SPDR S&P 500 ETF Trust	$195.00	07/17/15	(2,496)	$(144,665)	$(177,216)	$(32,551)

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.HY.24.V2	5.000%	06/20/20	3.557%	USD	32,085,158	$(69,661)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements—(Continued)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
CCO Holdings LLC / CCO Holdings Capital Corp. 7.250%, due 10/30/17	8.000%	09/20/17	Deutsche Bank AG	0.937%	USD	1,500,000	$233,740	$—	$233,740

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$1,567,424	$—	$1,567,424
Aerospace/Defense	—	7,773,932	1,539,453	9,313,385
Airlines	—	7,484,579	—	7,484,579
Apparel	—	1,445,375	—	1,445,375
Auto Manufacturers	—	1,432,690	—	1,432,690
Auto Parts & Equipment	—	11,651,221	—	11,651,221

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Banks	$—	$30,317,367	$—	$30,317,367
Biotechnology	—	727,000	—	727,000
Building Materials	—	5,658,802	—	5,658,802
Chemicals	—	9,112,159	—	9,112,159
Coal	—	5,332,515	—	5,332,515
Commercial Services	—	15,956,066	—	15,956,066
Computers	—	2,734,307	—	2,734,307
Distribution/Wholesale	—	15,077,586	—	15,077,586
Diversified Financial Services	—	26,092,717	—	26,092,717
Electric	—	14,633,772	—	14,633,772
Electrical Components & Equipment	—	1,038,431	—	1,038,431
Electronics	—	727,021	—	727,021
Energy - Alternate Sources	—	442,094	—	442,094
Engineering & Construction	—	6,445,398	—	6,445,398
Entertainment	—	4,102,852	—	4,102,852
Environmental Control	—	1,095,245	—	1,095,245
Food	—	5,037,644	—	5,037,644
Food Service	—	1,100,796	—	1,100,796
Forest Products & Paper	—	515,440	—	515,440
Gas	—	1,272,000	—	1,272,000
Healthcare - Products	—	9,627,363	—	9,627,363
Healthcare - Services	—	29,744,617	—	29,744,617
Holding Companies - Diversified	—	4,551,257	—	4,551,257
Home Builders	—	13,878,991	—	13,878,991
Household Products/Wares	—	2,181,832	—	2,181,832
Insurance	—	3,663,326	—	3,663,326
Internet	—	7,997,997	—	7,997,997
Iron/Steel	—	2,358,779	—	2,358,779
Leisure Time	—	1,893,355	—	1,893,355
Lodging	—	10,558,924	—	10,558,924
Machinery - Construction & Mining	—	881,903	—	881,903
Machinery - Diversified	—	659,921	—	659,921
Media	—	37,378,009	2,805,000	40,183,009
Metal Fabricate/Hardware	—	6,935,515	—	6,935,515
Mining	—	7,865,480	—	7,865,480
Miscellaneous Manufacturing	—	990,640	—	990,640
Office/Business Equipment	—	3,016,370	—	3,016,370
Oil & Gas	—	69,610,879	—	69,610,879
Oil & Gas Services	—	1,702,079	—	1,702,079
Packaging & Containers	—	13,191,945	—	13,191,945
Pharmaceuticals	—	29,725,808	—	29,725,808
Pipelines	—	28,201,387	—	28,201,387
Real Estate	—	7,207,650	0	7,207,650
Real Estate Investment Trusts	—	5,029,173	—	5,029,173
Retail	—	20,308,807	—	20,308,807
Semiconductors	—	3,901,958	—	3,901,958
Software	—	13,609,141	—	13,609,141
Storage/Warehousing	—	565,650	—	565,650
Telecommunications	—	71,877,186	—	71,877,186
Textiles	—	936,733	—	936,733
Transportation	—	9,333,168	—	9,333,168
Trucking & Leasing	—	414,180	—	414,180
Total Corporate Bonds & Notes	—	598,574,456	4,344,453	602,918,909
Total Floating Rate Loans*	—	62,851,960	—	62,851,960
Common Stocks
Capital Markets	8,171,622	—	—	8,171,622
Chemicals	2,374,674	—	—	2,374,674
Consumer Finance	—	12,627,193	—	12,627,193

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Telecommunication Services	$1,592,110	$—	$—	$1,592,110
Hotels, Restaurants & Leisure	3,931,135	—	—	3,931,135
Household Durables	—	—	617,400	617,400
Insurance	5,179,589	—	—	5,179,589
Media	1,529,946	1,951,354	—	3,481,300
Metals & Mining	232,069	—	2	232,071
Oil, Gas & Consumable Fuels	—	3,224,209	—	3,224,209
Paper & Forest Products	23,725	—	—	23,725
Wireless Telecommunication Services	887,833	—	—	887,833
Total Common Stocks	23,922,703	17,802,756	617,402	42,342,861
Total Asset-Backed Securities*	—	9,697,094	—	9,697,094
Total Convertible Preferred Stock*	—	9,642,255	—	9,642,255
Preferred Stocks
Banks	3,721,064	—	—	3,721,064
Consumer Finance	251,619	—	—	251,619
Diversified Financial Services	2,202,511	—	0	2,202,511
Total Preferred Stocks	6,175,194	—	0	6,175,194
Total Convertible Bonds*	—	3,727,294	—	3,727,294
Total Purchased Option*	509,184	—	—	509,184
Escrow Shares
Auto Parts & Equipment	—	25,594	—	25,594
Chemicals	—	—	0	0
Diversified Financial Services	—	242,404	—	242,404
Media	—	0	—	0
Total Escrow Shares	—	267,998	0	267,998
Total Warrant*	—	18,315	—	18,315
Short-Term Investments
Mutual Fund	76,919,175	—	—	76,919,175
Repurchase Agreement	—	9,782,095	—	9,782,095
Total Short-Term Investments	76,919,175	9,782,095	—	86,701,270
Total Investments	$107,526,256	$712,364,223	$4,961,855	$824,852,334

Collateral for securities loaned (Liability)	$—	$(76,919,175)	$—	$(76,919,175)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$321,781	$—	$321,781
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,563,717)	—	(2,563,717)
Total Forward Contracts	$—	$(2,241,936)	$—	$(2,241,936)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$421,866	$—	$—	$421,866
Written Options at Value	(177,216)	—	—	(177,216)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(69,661)	$—	$(69,661)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$233,740	$—	$233,740
Total Reverse Repurchase Agreements (Liability)	$—	$(10,055,750)	$—	$(10,055,750)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Depreciation	Sales		Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Depreciation from Investments Still Held at June 30, 2015
Corporate Bonds & Notes
Aerospace & Defense	$1,715,086	$0	$(175,633	)(a)	$—	$1,539,453	$0
Media	2,805,000	0	—		—	2,805,000	0
Real Estate	0	—	—		—	0	—
Common Stocks
Household Durables	633,150	(15,750)	—		—	617,400	(15,750)
Metals & Mining	24,899	(24,897)	—		—	2	(24,897)
Oil, Gas & Consumable Fuels	4,058,188	—	—		(4,058,188)	—	—
Preferred Stocks
Diversified Financial Services	0	—	—		—	0	—

Total	$9,236,323	$(40,647)	$(175,633)		(4,058,188)	$4,961,855	$(40,647)

(a)	Sales include principal reductions

Common Stock in the amount of $4,058,188 was transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$824,852,334
Cash denominated in foreign currencies (c)	411,672
Cash collateral (d)	3,425,910
OTC swap contracts at market value	233,740
Unrealized appreciation on forward foreign currency exchange contracts	321,781
Receivable for:
Investments sold	44,778,140
Fund shares sold	120,998
Dividends and interest	10,247,179
Interest on OTC swap contracts	3,667
Variation margin on centrally cleared swap contracts	156,044

Total Assets	884,551,465
Liabilities
Due to custodian	30,937,775
Written options at value (e)	177,216
Reverse repurchase agreements	10,055,750
Cash collateral for OTC swap contracts	400,000
Unrealized depreciation on forward foreign currency exchange contracts	2,563,717
Collateral for securities loaned	76,919,175
Payables for:
Investments purchased	11,656,468
Fund shares redeemed	370,771
Interest on reverse repurchase agreements	834
Variation margin on futures contracts	117,975
Payable for premium on purchased options	439,396
Accrued expenses:
Management fees	390,920
Distribution and service fees	58,059
Deferred trustees’ fees	76,247
Other expenses	231,625

Total Liabilities	134,395,928

Net Assets	$750,155,537

Net assets consist of:
Paid in surplus	$741,213,057
Undistributed net investment income	15,235,356
Accumulated net realized gain	4,934,831
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(11,227,707)

Net Assets	$750,155,537

Net Assets
Class A	$471,759,549
Class B	278,395,988
Capital Shares Outstanding*
Class A	61,387,887
Class B	36,587,922
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.68
Class B	7.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $834,396,580.
(b)	Includes securities loaned at value of $76,287,318.
(c)	Identified cost of cash denominated in foreign currencies was $412,320.
(d)	Includes collateral of $1,744,700 for futures contracts and $1,681,210 for centrally cleared swap contracts.
(e)	Premiums received on written options were $144,665.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$478,171
Interest (b)	22,590,232
Securities lending income	129,043

Total investment income	23,197,446
Expenses
Management fees	2,357,801
Administration fees	9,428
Custodian and accounting fees	118,847
Distribution and service fees—Class B	351,805
Interest expense	26,990
Audit and tax services	37,336
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	36,670
Insurance	2,668
Miscellaneous	7,160

Total expenses	2,982,695

Net Investment Income	20,214,751

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,270,655)
Futures contracts	(3,575,204)
Written options	7,969
Swap contracts	974,624
Foreign currency transactions	11,239,252

Net realized gain	5,375,986

Net change in unrealized appreciation (depreciation) on:
Investments	(2,931,444)
Futures contracts	2,446,931
Written options	(32,551)
Swap contracts	(235,140)
Foreign currency transactions	(6,139,030)

Net change in unrealized depreciation	(6,891,234)

Net realized and unrealized loss	(1,515,248)

Net Increase in Net Assets From Operations	$18,699,503

(a)	Net of foreign withholding taxes of $42.
(b)	Net of foreign withholding taxes of $837.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,214,751	$45,655,709
Net realized gain	5,375,986	19,460,989
Net change in unrealized depreciation	(6,891,234)	(35,158,014)

Increase in net assets from operations	18,699,503	29,958,684

From Distributions to Shareholders
Net investment income
Class A	(40,375,454)	(32,850,868)
Class B	(21,629,568)	(18,650,271)
Net realized capital gains
Class A	(4,472,730)	(24,118,359)
Class B	(2,481,532)	(14,259,906)

Total distributions	(68,959,284)	(89,879,404)

Increase (decrease) in net assets from capital share transactions	31,682,696	(18,612,421)

Total decrease in net assets	(18,577,085)	(78,533,141)

Net Assets
Beginning of period	768,732,622	847,265,763

End of period	$750,155,537	$768,732,622

Undistributed net investment income
End of period	$15,235,356	$57,025,627

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	3,012,385	$25,220,293	11,132,160	$92,750,541
Reinvestments	5,809,350	44,848,184	6,964,453	56,969,227
Redemptions	(7,728,410)	(61,396,563)	(18,523,055)	(154,702,014)

Net increase (decrease)	1,093,325	$8,671,914	(426,442)	$(4,982,246)

Class B
Sales	3,715,094	$30,683,122	8,398,737	$71,047,469
Reinvestments	3,155,903	24,111,100	4,057,975	32,910,177
Redemptions	(3,844,110)	(31,783,440)	(14,083,717)	(117,587,821)

Net increase (decrease)	3,026,887	$23,010,782	(1,627,005)	$(13,630,175)

Increase (decrease) derived from capital shares transactions		$31,682,696		$(18,612,421)

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.22		$8.86	$8.93	$8.36	$8.70	$8.02

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.48	0.54	0.59	0.59	0.63
Net realized and unrealized gain (loss) on investments	(0.02)		(0.16)	0.26	0.73	(0.35)	0.62

Total from investment operations	0.20		0.32	0.80	1.32	0.24	1.25

Less Distributions
Distributions from net investment income	(0.67)		(0.55)	(0.62)	(0.64)	(0.58)	(0.57)
Distributions from net realized capital gains	(0.07)		(0.41)	(0.25)	(0.11)	0.00	0.00

Total distributions	(0.74)		(0.96)	(0.87)	(0.75)	(0.58)	(0.57)

Net Asset Value, End of Period	$7.68		$8.22	$8.86	$8.93	$8.36	$8.70

Total Return (%) (b)	2.41	(c)(e)	3.65 (e)	9.52	16.80 (d)	2.50	16.10

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	(f)	0.68	0.69	0.65	0.65	0.65
Ratio of expenses to average net assets excluding interest expense (%)	0.66	(f)	0.67	0.66	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	5.23	(f)	5.60	6.18	6.90	6.91	7.60
Portfolio turnover rate (%)	46	(c)	70	108	85	99	99
Net assets, end of period (in millions)	$471.8		$495.7	$538.3	$589.6	$518.4	$679.1

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.14		$8.78	$8.85	$8.29	$8.64	$7.98

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.45	0.51	0.56	0.56	0.60
Net realized and unrealized gain (loss) on investments	(0.01)		(0.15)	0.27	0.74	(0.34)	0.62

Total from investment operations	0.19		0.30	0.78	1.30	0.22	1.22

Less Distributions
Distributions from net investment income	(0.65)		(0.53)	(0.60)	(0.63)	(0.57)	(0.56)
Distributions from net realized capital gains	(0.07)		(0.41)	(0.25)	(0.11)	0.00	0.00

Total distributions	(0.72)		(0.94)	(0.85)	(0.74)	(0.57)	(0.56)

Net Asset Value, End of Period	$7.61		$8.14	$8.78	$8.85	$8.29	$8.64

Total Return (%) (b)	2.29	(c)(e)	3.42 (e)	9.33	16.54 (d)	2.34	15.77

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	(f)	0.93	0.94	0.90	0.90	0.90
Ratio of expenses to average net assets excluding interest expense (%)	0.91	(f)	0.92	0.91	0.90	0.90	0.90
Ratio of net investment income to average net assets (%)	4.99	(f)	5.34	5.94	6.65	6.66	7.29
Portfolio turnover rate (%)	46	(c)	70	108	85	99	99
Net assets, end of period (in millions)	$278.4		$273.0	$309.0	$324.9	$270.4	$238.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	In 2012 0.00% and 0.13% of the Portfolio’s total return for Class A and Class B, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 16.80% and 16.41% for Class A and Class B, respectively.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-30

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-31

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, return of capital adjustments and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $9,782,095, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2015, the Portfolio had an outstanding reverse repurchase agreement balance for 181 days. The average amount of borrowings was $18,181,074 and the weighted average interest rate was 0.30% during the 181 day period.

MIST-32

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of June 30, 2015:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged	Net Amount[1]
Barclays Bank plc	$525,000	$(525,000)	—
Credit Suisse Securities (USA) LLC	1,512,750	(1,512,750)	—
Deutsche Bank Securities, Inc.	8,018,000	(8,018,000)	—

	$10,055,750	$(10,055,750)	—

[1]	Collateral with a value of $10,736,323 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged from the individual open repurchase agreements is not shown for financial reporting purposes.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either

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Notes to Financial Statements—June 30, 2015—(Continued)

cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2015:

Put Options	Number of Contracts	Premium Received
Options outstanding December 31, 2014	—	$—
Options written	5,228	517,467
Options bought back	(2,732)	(372,802)

Options outstanding June 30, 2015	2,496	$144,665

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

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BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	OTC swap contracts at market value (a)	$233,740
			Unrealized depreciation on centrally cleared swap contracts* (b)	$69,661
Equity	Investments at market value (b) (c)	509,184	Written options at value (b)	177,216
	Unrealized appreciation on futures contracts** (b)	421,866
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	321,781	Unrealized depreciation on forward foreign currency exchange contracts	2,563,717

Total		$1,486,571		$2,810,594

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Excludes OTC swap interest receivable of $3,667.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$2,854	$(2,854)	$—	$—
Barclays Bank plc	13,839	(13,839)	—	—
BNP Paribas S.A.	5,133	—	—	5,133
Deutsche Bank AG	233,740	—	(233,740)	—
Goldman Sachs & Co.	2,995	(2,995)	—	—
HSBC Bank plc	16,318	—	—	16,318
JPMorgan Chase Bank N.A.	21,428	(13,364)	—	8,064
Royal Bank of Canada	250,760	—	—	250,760
State Street Bank and Trust	8,454	(341)	—	8,113

	$555,521	$(33,393)	$(233,740)	$288,388

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$3,498	$(2,854)	$—	$644
Barclays Bank plc	1,102,581	(13,839)	—	1,088,742
Goldman Sachs & Co.	12,943	(2,995)	—	9,948
JPMorgan Chase Bank N.A.	13,364	(13,364)	—	—
Standard Chartered Bank	5,345	—	—	5,345
State Street Bank and Trust	341	(341)	—	—
UBS AG	1,425,645	—	—	1,425,645

	$2,563,717	$(33,393)	$—	$2,530,324

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$—	$(42,239)	$—	$(42,239)
Forward foreign currency transactions	—	—	—	11,239,252	11,239,252
Futures contracts	419,581	—	(3,994,785)	—	(3,575,204)
Swap contracts	—	974,624	—	—	974,624
Written options	—	—	7,969	—	7,969

	$419,581	$974,624	$(4,029,055)	$11,239,252	$8,604,402

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$—	$69,788	$—	$69,788
Forward foreign currency transactions	—	—	—	(6,208,304)	(6,208,304)
Futures contracts	—	—	2,446,931	—	2,446,931
Swap contracts	—	(235,140)	—	—	(235,140)
Written options	—	—	(32,551)	—	(32,551)

	$—	$(235,140)	$2,484,168	$(6,208,304)	$(3,959,276)

MIST-38

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$161,133
Forward foreign currency transactions	82,601,040
Futures contracts short	(4,026,725)
Swap contracts	41,646,918
Written options	(193,100)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-39

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$355,115,040	$0	$382,105,534

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $16,007 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$2,357,801	0.600%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-40

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$70,879,327	$67,414,452	$19,000,077	$11,668,568	$89,879,404	$79,083,020

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$64,109,784	$4,097,914	$(8,938,013)	$—	$59,269,685

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-41

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned -3.32%, -3.42%, and
-3.40%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned -2.78%.

MARKET ENVIRONMENT / CONDITIONS

Real estate stocks were down modestly during the period, with concerns about rising long-term interest rates as well as uncertainty regarding the geopolitical issue surrounding Greece’s continuing financial difficulties. The fundamentals of the property business are steadily improving, but these concerns ultimately overwhelmed the good news about improving fundamentals, earnings and values. Property stocks in Europe and the Asia-Pacific region outperformed during the period while the Americas lagged.

Rates on long-term (10-year) sovereign bonds have risen in most major countries around the world, despite the fact that the U.S. Federal Reserve Bank is the only central bank currently signaling an intent to raise short-term interest rates and tighten monetary policy. The increase in long-term rates reflects a sense that global growth is accelerating despite the fact that, outside the U.S., most central banks are maintaining very accommodative monetary policy in response to still mixed economic data, weak labor markets, and growth below historical averages and desired targets.

Despite negative performance in stock prices, property companies continue to benefit from improving fundamentals, earnings growth, rising dividends, and improving property values as an active transactions market is generating a persistent bid for quality real estate with an associated downward pressure on cap rates.

Demand for real estate remains high, given the desire for yield combined with steady and improving growth earnings. The significant sources of capital-seeking real estate include institutional investors, sovereign wealth funds, private equity, and listed property companies. The spread between cap rates and 10-year sovereign bond yields remains at historically wide levels, even with the recent rise in interest rates, which suggests that there is plenty of “cushion” as bond yields increase, especially considering that we are still early in the rental rate recovery cycle in many real estate markets around the world. Moreover, we believe a move up in short-term rates in the U.S. is not the key data point to watch, rather it is long-term rates around the globe, whose increase we expect to be muted given continued sluggish economic growth globally, generally accommodative central bank policy, a decelerating China and low rates on a relative basis in Europe and Japan. In fact, many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century. With listed property companies trading at an approximate 11% discount to private market values and merger and acquisition (“M&A”) activity heating up, the second quarter market correction has arguably set up an interesting buying opportunity.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Relative performance has been in-line with the benchmark return as the value added by positive asset allocation decisions was offset by stock selection in the U.S. and Europe. In the U.S., underperformance was modest, but given the Portfolio’s weight to the U.S. was approximately 52% during the period, it accounted for most of the shortfall. The Portfolio had several positives from its U.S. positioning including strong relative performance from investments in a number of healthcare and residential companies. However, this was more than offset by the poor performance of the Portfolio’s holdings in the hotel, office, and net lease sectors. In Europe, the tumult in Greece led to a volatile market and modest relative underperformance with respect to stock selection on the Continent and in the U.K. During the reporting period, we continued to like the total return prospects for European property stocks and generally view the recent pull-back as a buying opportunity. Meanwhile, asset allocation decisions helped relative performance as value was added in the Asia-Pacific and European regions as the Portfolio benefited from being overweight the three best-performing countries: Hong Kong, U.K. and Australia. In the Asia-Pacific region, Hong Kong was the second-best performing market during the reporting period; the Portfolio also benefited from good stock selection within the region. An overweight to the U.K. helped overall performance as the U.K. was the best performing country. London office fundamentals continued to tighten and property values continue to rise in the face of strong investor demand.

At period end, the Portfolio remained underweight North America by approximately 5% and generally preferred the Asia-Pacific and European regions. During the period we continued to harvest capital from positions in the U.S. and Canada to fund additional investments in the Asia-Pacific region and, to a lesser extent, Europe. Specifically, we increased the Portfolio’s investments in Hong Kong-based property companies, given the attractiveness of tightening office market fundamentals and improving residential markets (due to more positive monetary and fiscal policy in mainland China). Elsewhere in the Asia-Pacific region, we liked Tokyo office space and investments in Australia. The Tokyo office market continues to show improved occupancies and accelerating rental growth after years of stagnation, thereby giving more pricing power to landlords. Land values in Tokyo have recently improved and office vacancy has tightened, with vacancy in the five central wards now in the low 5% range versus the mid 8% range two years ago. While gradual, improvement in Tokyo office rents is steady and visible with 5-10% mark-to-market increases for expiring rents. Australian investments benefit from an attractive combination of yield and growth, plus M&A activity which has recently increased given wide access to attractively priced capital by quality institutional investors with scale, including listed real estate companies.

As of June 30, 2015, we continued to like the prospects for property companies in the U.K. and Europe. In the U.K., property fundamentals are improving more visibly than on the Continent; however,

MIST-1

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*—(Continued)

quantitative easing should support fundamentals on the Continent in 2016. The Portfolio’s investments in Europe are focused on companies with higher growth characteristics, such as London office companies and German residential, both of which have reported steadily improving rental growth. The Portfolio also included select value names which offer a high level of cash flow and dividend yield. These companies tend to be on the Continent, which is characterized by slow growth but with gradually improving fundamentals. At period end, the investment market remained extremely active with elevated demand for prime properties in London and Paris and associated downward pressure on cap rates as investors compete with one another for these deals.

At period end, in the U.S., we preferred investments that have earnings growth “protection” against the negative sentiment driven by the prospect of rising interest rates. Specifically, we favored the apartment sector, coastal central business district office, and high-end mall companies; we remained more cautious on the net lease and healthcare sectors. Portfolio positioning emphasizes property types which typically benefit the most from improving economic conditions. By geography, this includes many of the gateway cities located in the northeast and in California. As of the end of June, we expected the apartment and mall companies to continue to perform, as job growth improves and consumer spending continues to improve. We remained cautious on the more bond-like sectors of net lease and healthcare but take into account potential syndicate activity and takeover possibilities in our Portfolio positioning. We also recognized the attractiveness of current yield via the dividend to many investors in some of these lower growth sectors.

As of period end, we continued to believe that global property stocks offered investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA /NAREIT DEVELOPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	-3.32	-1.42	11.30	4.59
Class B	-3.42	-1.67	11.02	4.32
Class E	-3.40	-1.58	11.15	4.43
FTSE EPRA /NAREIT Developed Index	-2.78	0.41	12.37	6.19

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	5.0
Equity Residential (REIT)	3.7
Mitsui Fudosan Co., Ltd.	3.4
Sun Hung Kai Properties, Ltd.	3.3
Health Care REIT, Inc. (REIT)	3.0
AvalonBay Communities, Inc. (REIT)	2.5
General Growth Properties, Inc. (REIT)	2.5
Host Hotels & Resorts, Inc. (REIT)	2.3
Land Securities Group plc (REIT)	2.3
SL Green Realty Corp. (REIT)	2.1

Top Countries

% of Net Assets
United States	50.8
Japan	11.8
Hong Kong	9.6
United Kingdom	7.7
Australia	6.6
France	6.1
Singapore	2.9
Germany	2.4
Netherlands	1.0
Sweden	0.4

MIST-3

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A	Actual	0.64%	$1,000.00	$966.80	$3.12
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B	Actual	0.89%	$1,000.00	$965.80	$4.34
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

Class E	Actual	0.79%	$1,000.00	$966.00	$3.85
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Australia—6.6%
Federation Centres, Ltd. (REIT) (a)	8,303,633	$18,675,576
Goodman Group (REIT) (a)	4,935,430	23,815,229
GPT Group (The) (REIT)	5,250,623	17,224,264
Investa Office Fund (REIT)	3,231,377	9,414,933
Mirvac Group (REIT)	12,339,495	17,580,952
Scentre Group (REIT)	1,639,691	4,735,714
Stockland (REIT) (a)	4,325,578	13,594,590

		105,041,258

France—6.1%
Gecina S.A. (REIT)	65,126	8,040,975
ICADE (REIT)	217,133	15,502,966
Klepierre (REIT)	718,162	31,562,755
Mercialys S.A. (REIT)	279,825	6,244,416
Unibail-Rodamco SE (Euronext Amsterdam) (REIT)	120,081	30,470,356
Unibail-Rodamco SE (Euronext Paris) (REIT)	26,772	6,766,259

		98,587,727

Germany—2.4%
Deutsche Annington Immobilien SE	196,030	5,526,049
Deutsche Wohnen AG	344,033	7,882,830
LEG Immobilien AG (b)	357,624	24,837,179

		38,246,058

Hong Kong—9.6%
Cheung Kong Property Holdings, Ltd. (b)	1,547,500	12,796,763
China Overseas Land & Investment, Ltd.	2,489,000	8,805,785
China Resources Land, Ltd.	1,298,000	4,179,530
Hang Lung Properties, Ltd.	2,660,000	7,889,286
Hongkong Land Holdings, Ltd.	3,220,845	26,347,543
Link REIT (The) (REIT)	2,357,100	13,803,349
New World Development Co., Ltd.	14,956,400	19,605,747
Sun Hung Kai Properties, Ltd.	3,250,300	52,759,204
Swire Properties, Ltd.	2,214,900	7,028,929

		153,216,136

Japan—11.8%
GLP J-REIT (REIT) (a)	6,539	6,242,222
Japan Hotel REIT Investment Corp. (REIT) (a)	4,682	3,112,764
Japan Real Estate Investment Corp. (REIT)	3,953	17,938,759
Japan Retail Fund Investment Corp. (REIT)	8,750	17,499,016
Kenedix Realty Investment Corp. (REIT) (a)	1,985	9,952,620
Mitsubishi Estate Co., Ltd.	1,011,756	21,735,815
Mitsui Fudosan Co., Ltd.	1,926,574	53,788,714
Nippon Prologis REIT, Inc. (REIT) (a)	5,051	9,298,489
Orix JREIT, Inc. (REIT)	5,821	8,380,862
Sumitomo Realty & Development Co., Ltd.	824,239	28,890,696
Tokyo Tatemono Co., Ltd.	170,650	2,363,768
United Urban Investment Corp. (REIT)	6,367	8,999,841

		188,203,566

Netherlands—1.0%
Eurocommercial Properties NV (REIT)	221,007	9,239,776

Netherlands—(Continued)
NSI NV (REIT) (c)	1,863,180	7,349,822

		16,589,598

Singapore—2.9%
CapitaLand Commercial Trust (REIT)	5,598,100	6,474,726
CapitaLand Mall Trust (REIT) (a)	5,013,000	7,984,332
CapitaLand, Ltd. (a)	8,428,300	21,877,085
City Developments, Ltd.	552,300	3,997,346
Suntec Real Estate Investment Trust (REIT) (a)	4,529,400	5,789,453

		46,122,942

Spain—0.2%
Hispania Activos Inmobiliarios S.A.U. (b)	202,781	2,973,835

Sweden—0.4%
Hufvudstaden AB - A Shares (a)	505,223	6,142,606

Switzerland—0.3%
PSP Swiss Property AG (b)	55,683	4,757,753

United Kingdom—7.7%
British Land Co. plc (The) (REIT)	2,185,900	27,286,869
Derwent London plc (REIT)	352,764	18,836,536
Great Portland Estates plc (REIT)	1,202,197	14,676,369
Hammerson plc (REIT)	1,880,507	18,210,070
Land Securities Group plc (REIT)	1,904,087	35,996,410
Safestore Holdings plc (REIT)	1,172,801	5,203,409
Unite Group plc (The)	398,612	3,577,169

		123,786,832

United States—50.0%
Alexandria Real Estate Equities, Inc. (REIT)	207,700	18,165,442
American Realty Capital Properties, Inc. (REIT) (a)	2,054,181	16,700,492
AvalonBay Communities, Inc. (REIT) (a)	246,480	39,404,758
Boston Properties, Inc. (REIT)	164,162	19,870,168
DCT Industrial Trust, Inc. (REIT)	346,027	10,879,089
DDR Corp. (REIT) (a)	1,203,433	18,605,074
Douglas Emmett, Inc. (REIT)	519,059	13,983,449
Duke Realty Corp. (REIT)	683,123	12,685,594
Equity Residential (REIT)	841,150	59,023,496
Essex Property Trust, Inc. (REIT)	121,400	25,797,500
Forest City Enterprises, Inc. - Class A (b)	421,900	9,323,990
General Growth Properties, Inc. (REIT)	1,533,044	39,337,909
Health Care REIT, Inc. (REIT)	740,557	48,602,756
Healthcare Realty Trust, Inc. (REIT)	520,375	12,103,923
Healthcare Trust of America, Inc. (REIT) - Class A	447,150	10,709,243
Highwoods Properties, Inc. (REIT) (a)	233,078	9,311,466
Host Hotels & Resorts, Inc. (REIT)	1,852,677	36,738,585
Kilroy Realty Corp. (REIT)	384,000	25,785,600
Kimco Realty Corp. (REIT)	1,125,400	25,366,516
Liberty Property Trust (REIT)	285,900	9,211,698
Macerich Co. (The) (REIT) (a)	84,488	6,302,805
Paramount Group, Inc. (REIT) (a)	814,400	13,975,104

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Pebblebrook Hotel Trust (REIT) (a)	212,500	$9,112,000
Post Properties, Inc. (REIT)	177,000	9,623,490
ProLogis, Inc. (REIT)	849,992	31,534,703
Public Storage (REIT)	163,160	30,081,809
Ramco-Gershenson Properties Trust (REIT)	370,900	6,053,088
Simon Property Group, Inc. (REIT)	465,979	80,623,687
SL Green Realty Corp. (REIT) (a)	309,760	34,039,526
Spirit Realty Capital, Inc. (REIT)	1,582,600	15,303,742
Strategic Hotels & Resorts, Inc. (REIT) (b)	1,138,900	13,803,468
Sun Communities, Inc. (REIT) (a)	170,700	10,554,381
Sunstone Hotel Investors, Inc. (REIT)	750,012	11,257,680
Taubman Centers, Inc. (REIT)	89,072	6,190,504
UDR, Inc. (REIT)	928,775	29,748,663
Vornado Realty Trust (REIT)	318,252	30,211,662

		800,023,060

Total Common Stocks (Cost $1,484,229,805)		1,583,691,371

Short-Term Investments—7.1%

Mutual Fund—6.3%
State Street Navigator Securities Lending MET Portfolio (d)	100,586,127	100,586,127

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $12,617,525 on 07/01/15, collateralized by $12,810,000 U.S. Treasury Note at 1.250% due 01/31/19 with a value of $12,874,050.	12,617,525	12,617,525

Total Short-Term Investments (Cost $113,203,652)		113,203,652

Total Investments—106.1% (Cost $1,597,433,457) (e)		1,696,895,023
Other assets and liabilities (net)—(6.1)%		(97,386,006)

Net Assets—100.0%		$1,599,509,017

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $114,637,842 and the collateral received consisted of cash in the amount of $100,586,127 and non-cash collateral with a value of $18,853,738. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Illiquid security. As of June 30, 2015, these securities represent 0.5% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(e)	As of June 30, 2015, the aggregate cost of investments was $1,597,433,457. The aggregate unrealized appreciation and depreciation of investments were $152,932,906 and $(53,471,340), respectively, resulting in net unrealized appreciation of $99,461,566.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of June 30, 2015 (Unaudited)	% of Net Assets
Retail REIT’s	21.7
Office REIT’s	15.1
Diversified REIT’s	13.8
Diversified Real Estate Activities	13.3
Specialized REIT’s	11.1
Residential REIT’s	10.9
Real Estate Operating Companies	6.2
Industrial REIT’s	5.1
Real Estate Development	1.6
Hotels, Resorts & Cruise Lines	0.2

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$105,041,258	$—	$105,041,258
France	6,766,259	91,821,468	—	98,587,727
Germany	—	38,246,058	—	38,246,058
Hong Kong	12,796,763	140,419,373	—	153,216,136
Japan	—	188,203,566	—	188,203,566
Netherlands	—	16,589,598	—	16,589,598
Singapore	—	46,122,942	—	46,122,942
Spain	—	2,973,835	—	2,973,835
Sweden	—	6,142,606	—	6,142,606
Switzerland	—	4,757,753	—	4,757,753
United Kingdom	—	123,786,832	—	123,786,832
United States	800,023,060	—	—	800,023,060
Total Common Stocks	819,586,082	764,105,289	—	1,583,691,371
Short-Term Investments
Mutual Fund	100,586,127	—	—	100,586,127
Repurchase Agreement	—	12,617,525	—	12,617,525
Total Short-Term Investments	100,586,127	12,617,525	—	113,203,652
Total Investments	$920,172,209	$776,722,814	$—	$1,696,895,023

Collateral for Securities Loaned (Liability)	$—	$(100,586,127)	$—	$(100,586,127)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,696,895,023
Cash denominated in foreign currencies (c)	1,054,041
Receivable for:
Investments sold	5,902,699
Fund shares sold	930,282
Dividends	6,127,802

Total Assets	1,710,909,847
Liabilities
Collateral for securities loaned	100,586,127
Payables for:
Investments purchased	8,969,376
Fund shares redeemed	384,046
Accrued Expenses:
Management fees	810,687
Distribution and service fees	139,239
Deferred trustees’ fees	76,247
Other expenses	435,108

Total Liabilities	111,400,830

Net Assets	$1,599,509,017

Net assets consist of:
Paid in surplus	$1,683,569,538
Distributions in excess of net investment income	(31,419,028)
Accumulated net realized loss	(152,080,141)
Unrealized appreciation on investments and foreign currency transactions	99,438,648

Net Assets	$1,599,509,017

Net Assets
Class A	$921,536,656
Class B	635,619,182
Class E	42,353,179
Capital Shares Outstanding*
Class A	79,954,509
Class B	55,370,562
Class E	3,676,966
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.53
Class B	11.48
Class E	11.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,597,433,457.
(b)	Includes securities loaned at value of $114,637,842.
(c)	Identified cost of cash denominated in foreign currencies was $1,063,023.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$27,903,207
Securities lending income	294,638

Total investment income	28,197,845
Expenses
Management fees	5,538,374
Administration fees	21,807
Custodian and accounting fees	223,522
Distribution and service fees—Class B	856,347
Distribution and service fees—Class E	34,200
Audit and tax services	26,256
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	99,780
Insurance	6,351
Miscellaneous	10,118

Total expenses	6,850,745
Less broker commission recapture	(146,757)

Net expenses	6,703,988

Net Investment Income	21,493,857

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	111,821,873
Foreign currency transactions	2,469,800

Net realized gain	114,291,673

Net change in unrealized appreciation (depreciation) on:
Investments	(183,056,723)
Foreign currency transactions	23,294

Net change in unrealized depreciation	(183,033,429)

Net realized and unrealized loss	(68,741,756)

Net Decrease in Net Assets From Operations	$(47,247,899)

(a)	Net of foreign withholding taxes of $1,389,573.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,493,857	$38,394,342
Net realized gain	114,291,673	151,348,992
Net change in unrealized appreciation (depreciation)	(183,033,429)	55,369,377

Increase (decrease) in net assets from operations	(47,247,899)	245,112,711

From Distributions to Shareholders
Net investment income
Class A	(38,353,440)	(23,262,027)
Class B	(25,028,170)	(8,533,728)
Class E	(1,690,094)	(725,223)

Total distributions	(65,071,704)	(32,520,978)

Decrease in net assets from capital share transactions	(253,174,972)	(16,568,464)

Total increase (decrease) in net assets	(365,494,575)	196,023,269

Net Assets
Beginning of period	1,965,003,592	1,768,980,323

End of period	$1,599,509,017	$1,965,003,592

Undistributed (distributions in excess of) net investment income
End of period	$(31,419,028)	$12,158,819

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,266,901	$16,187,746	6,814,925	$78,205,262
Reinvestments	3,239,311	38,353,440	2,040,529	23,262,027
Redemptions	(23,382,622)	(298,838,441)	(17,702,714)	(210,017,444)

Net decrease	(18,876,410)	$(244,297,255)	(8,847,260)	$(108,550,155)

Class B
Sales	1,809,927	$22,868,917	6,188,707	$71,902,954
Fund subscription in kind	0	0	11,028,735	126,168,723 (a)
Reinvestments	2,121,031	25,028,170	751,208	8,533,728
Redemptions	(4,478,630)	(56,968,525)	(9,509,141)	(112,468,877)

Net increase (decrease)	(547,672)	$(9,071,438)	8,459,509	$94,136,528

Class E
Sales	202,084	$2,538,276	399,419	$4,780,019
Reinvestments	142,745	1,690,094	63,616	725,223
Redemptions	(318,857)	(4,034,649)	(648,455)	(7,660,079)

Net increase (decrease)	25,972	$193,721	(185,420)	$(2,154,837)

Decrease derived from capital shares transactions		$(253,174,972)		$(16,568,464)

(a)	Includes cash and securities amounting to $6,771,829 and $119,396,894, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.43		$11.14	$11.50	$9.32	$10.23	$9.58

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.24	0.24	0.27	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.55)		1.26	0.23	2.15	(0.73)	1.20

Total from investment operations	(0.40)		1.50	0.47	2.42	(0.50)	1.47

Less Distributions
Distributions from net investment income	(0.50)		(0.21)	(0.83)	(0.24)	(0.41)	(0.82)

Total distributions	(0.50)		(0.21)	(0.83)	(0.24)	(0.41)	(0.82)

Net Asset Value, End of Period	$11.53		$12.43	$11.14	$11.50	$9.32	$10.23

Total Return (%) (b)	(3.32	)(c)	13.67	3.76	26.30	(5.28)	16.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.64	(d)	0.64	0.65	0.66	0.67	0.69
Ratio of net investment income to average net assets (%)	2.38	(d)	2.07	2.12	2.54	2.35	2.86
Portfolio turnover rate (%)	22	(c)	39 (e)	36	43	31	55
Net assets, end of period (in millions)	$921.5		$1,228.3	$1,200.0	$1,080.7	$939.0	$859.6

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.36		$11.09	$11.45	$9.28	$10.20	$9.55

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.22	0.21	0.24	0.21	0.24
Net realized and unrealized gain (loss) on investments	(0.55)		1.24	0.23	2.14	(0.74)	1.21

Total from investment operations	(0.41)		1.46	0.44	2.38	(0.53)	1.45

Less Distributions
Distributions from net investment income	(0.47)		(0.19)	(0.80)	(0.21)	(0.39)	(0.80)

Total distributions	(0.47)		(0.19)	(0.80)	(0.21)	(0.39)	(0.80)

Net Asset Value, End of Period	$11.48		$12.36	$11.09	$11.45	$9.28	$10.20

Total Return (%) (b)	(3.42	)(c)	13.27	3.55	25.99	(5.59)	16.10

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.89	(d)	0.89	0.90	0.91	0.92	0.94
Ratio of net investment income to average net assets (%)	2.19	(d)	1.84	1.86	2.29	2.09	2.60
Portfolio turnover rate (%)	22	(c)	39 (e)	36	43	31	55
Net assets, end of period (in millions)	$635.6		$691.4	$526.2	$518.7	$443.6	$461.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.41		$11.13	$11.49	$9.31	$10.22	$9.57

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.23	0.22	0.25	0.22	0.25
Net realized and unrealized gain (loss) on investments	(0.55)		1.25	0.24	2.15	(0.74)	1.21

Total from investment operations	(0.41)		1.48	0.46	2.40	(0.52)	1.46

Less Distributions
Distributions from net investment income	(0.48)		(0.20)	(0.82)	(0.22)	(0.39)	(0.81)

Total distributions	(0.48)		(0.20)	(0.82)	(0.22)	(0.39)	(0.81)

Net Asset Value, End of Period	$11.52		$12.41	$11.13	$11.49	$9.31	$10.22

Total Return (%) (b)	(3.40	)(c)	13.42	3.63	26.13	(5.41)	16.14

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	(d)	0.79	0.80	0.81	0.82	0.84
Ratio of net investment income to average net assets (%)	2.29	(d)	1.92	1.96	2.38	2.17	2.68
Portfolio turnover rate (%)	22	(c)	39 (e)	36	43	31	55
Net assets, end of period (in millions)	$42.4		$45.3	$42.7	$41.5	$35.3	$41.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), real estate investment trust (REIT) adjustments, and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $12,617,525, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MIST-14

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$394,965,999	$0	$683,485,429

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$5,538,374	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a

MIST-15

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)—(Continued)

wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$32,520,978	$120,360,538	$—	$—	$32,520,978	$120,360,538

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$61,701,237	$—	$224,915,812	$(258,290,542)	$28,326,507

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $123,716,494.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$170,595,335	$87,695,207	$258,290,542

MIST-16

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)—(Continued)

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed By ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the ClearBridge Aggressive Growth Portfolio returned 3.86%, 3.74%, and 3.79%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 4.33%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks delivered gains during the reporting period, led by smaller company shares. The large cap S&P 500 Index gained 1.23% for six months ended June 30, 2015, the S&P MidCap 400 Index returned 4.20% and the small cap Russell 2000 Index added 4.75%. Volatility remained low as investors awaited a clear signal from the Federal Reserve (the “Fed”) on when it will commence raising short-term interest rates. The S&P 500 sustained its longest stretch without a 2% daily move up or down since 2007. That more than six-month stint was snapped on June 29 when the index fell 2.09% following the breakdown of talks between Greece and its creditors. The sharp drop – the largest for the S&P 500 since April 2014 – pared year-to-date gains for most equity benchmarks.

As with stocks, the U.S. economy continued its slow march forward in the first half of the year. Employment continued to lead the way, with payrolls increasing by an average of 214,000 per month, and the unemployment rate declining to 5.3%, its lowest level since April 2008. Final revisions to first-quarter gross domestic product showed that the economy contracted by 0.2%, an improvement over an earlier reading which suggested that the winter slowdown in growth could be temporary. Consumer spending as well as new and existing home sales showed healthy improvement toward the end of the period while consumer confidence also bounced back. Offsetting those gains were disappointing reports on industrial production.

The mixed economic picture combined with continued strength in the U.S. dollar has caused the Fed to maintain its cautious stance on rates. Fed Chair Janet Yellen asserted in June that the committee still needs to see further improvement in labor markets, wages and inflation before tightening monetary policy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ended June 30, 2015, the Portfolio underperformed the benchmark Russell 3000 Growth Index. Relative to the benchmark, stock selection detracted from performance for the period. In particular, stock selection in the Information Technology and Energy sectors negatively impacted returns. In terms of individual holdings, the leading detractors from performance included positions in SanDisk, Seagate Technology and Autodesk in the Information Technology sector as well as National Oilwell Varco and Anadarko Petroleum in the Energy sector.

Relative to the benchmark, overall sector allocation contributed to performance for the period. In particular, an overweight to the Health Care sector, the best performing sector in the benchmark, an underweight to the Industrials sector and lack of exposure to the Consumer Staples and Financials sectors helped performance. Stock selection in the Health Care and Industrials sectors also had a positive impact on relative returns. The leading individual contributors included Biogen, UnitedHealth Group, Valeant Pharmaceuticals and Allergan in the Health Care sector and Pall Corp. in the Industrials sector.

Given uncertainty in other parts of the global economy, we believed owning U.S.-centric companies is the best approach in the current environment. The Portfolio’s media holdings were among the best performers for the quarter due to business models and attractive programming assets that have less sensitivity to global demand drivers. The Portfolio’s Health Care positions also continued to perform due to leading market positions, innovative therapies and strong balance sheets that make them less susceptible to cyclical factors.

Our preference for quality companies at compelling valuation levels, with long-term organic growth opportunities is shared by activist investors and corporate acquirers. Over time, this has led a number of the Portfolio’s holdings to become the target of takeovers. Industry consolidation had a beneficial impact during the first half on Portfolio holdings in the Information Technology, Industrials and Health Care sectors while our media holdings were also boosted by the increased likelihood of consolidation following the failure of the Comcast-Time Warner Cable merger. We expect to see similarly positive accretive deals occur in the Energy sector as larger players take advantage of lower commodity prices to reposition their businesses.

Stocks in more resource-related areas of the economy did not fare as well as our more domestic, defensive-oriented holdings during the second quarter. These companies maintain the sound business models, healthy balance sheets and solid liquidity profiles to navigate through turbulence and pick up market share as their industries work through the difficult periods of their business cycles.

During the period, the Portfolio initiated positions in Aduro BioTech and Spark Therapeutics in the Health Care sector and Fitbit in the Information Technology sector and sold its positions in Pall Corp. in the Industrials sector and Advent Software in the Information Technology sector. It also received shares of Medtronic in the Health Care sector following its acquisition of Portfolio holding Covidien.

The Portfolio’s positioning with regard to sector weightings was largely consistent, with average allocations during the six month period concentrated in the Health Care (41.46%), Consumer Discretionary (19.74%), IT (17.89%), Energy (11.02%), Industrials (8.02%) and Materials (0.77%) sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Telecom or Utilities sectors. The Portfolio’s sector allocations were a function of our bottom up stock selection process.

MIST-1

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed By ClearBridge Investments, LLC

Portfolio Manager Commentary*—(Continued)

The themes that have driven performance over the last several years – innovation, merger and acquisition activity and additive capital allocation decisions such as share buybacks – remain firmly in place and we feel constructive about the companies we own. As stocks churn along through the seventh year of the current bull market, we expect volatility to pick up from what has recently been a low volatility, low volume environment. As long-term business owners, we have positioned the Portfolio to take advantage of opportunities that such volatility can present.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	3.86	7.78	24.35	9.87
Class B	3.74	7.54	24.04	9.61
Class E	3.79	7.62	24.16	9.71
Russell 3000 Growth Index	4.33	10.69	18.64	9.17

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Biogen, Inc.	9.6
UnitedHealth Group, Inc.	8.4
Amgen, Inc.	7.2
Allergan plc	6.5
Comcast Corp. - Special Class A	6.3
Anadarko Petroleum Corp.	5.1
Valeant Pharmaceuticals International, Inc.	4.0
Seagate Technology plc	3.2
Vertex Pharmaceuticals, Inc.	3.2
Broadcom Corp. - Class A	2.9

Top Sectors

% of Net Assets
Health Care	42.8
Consumer Discretionary	20.2
Information Technology	16.8
Energy	10.7
Industrials	5.6
Materials	0.7

MIST-3

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.56%	$1,000.00	$1,038.60	$2.83
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B(a)	Actual	0.81%	$1,000.00	$1,037.40	$4.09
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E(a)	Actual	0.71%	$1,000.00	$1,037.90	$3.59
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—96.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Engility Holdings, Inc.	57,266	$1,440,813
L-3 Communications Holdings, Inc.	582,900	66,089,202

		67,530,015

Biotechnology—21.1%
Aduro Biotech, Inc. (a) (b)	31,570	957,518
Agios Pharmaceuticals, Inc. (a) (b)	30,800	3,423,112
Amgen, Inc.	1,710,100	262,534,552
Biogen, Inc. (a)	867,860	350,563,369
ImmunoGen, Inc. (a)	499,700	7,185,686
Isis Pharmaceuticals, Inc. (a) (b)	498,335	28,679,179
ProQR Therapeutics NV (a)	88,300	1,471,961
Spark Therapeutics, Inc. (a) (b)	33,520	2,020,250
Vertex Pharmaceuticals, Inc. (a)	932,672	115,166,339

		772,001,966

Commercial Services & Supplies—2.2%
ADT Corp. (The) (b)	701,612	23,553,115
Tyco International plc	1,473,125	56,685,850

		80,238,965

Communications Equipment—0.1%
ARRIS Group, Inc. (a)	122,915	3,761,199

Construction & Engineering—0.8%
Fluor Corp.	519,410	27,533,924

Electronic Equipment, Instruments & Components—2.6%
Dolby Laboratories, Inc. - Class A	295,300	11,717,504
Fitbit, Inc. - Class A (a)	54,350	2,077,801
TE Connectivity, Ltd.	1,269,625	81,636,887

		95,432,192

Energy Equipment & Services—5.4%
Core Laboratories NV (b)	514,070	58,624,543
Frank’s International NV	30,500	574,620
National Oilwell Varco, Inc.	916,878	44,266,870
Weatherford International plc (a)	7,614,500	93,429,915

		196,895,948

Health Care Equipment & Supplies—1.8%
Medtronic plc	861,379	63,828,184
Wright Medical Group, Inc. (a) (b)	56,921	1,494,745

		65,322,929

Health Care Providers & Services—8.4%
UnitedHealth Group, Inc.	2,520,450	307,494,900

Internet & Catalog Retail—2.0%
Liberty Interactive Corp. - Class A (a)	1,867,200	51,814,800
Liberty TripAdvisor Holdings, Inc. - Class A (a)	154,420	4,975,413
Liberty Ventures - Series A (a)	419,879	16,488,648

		73,278,861

Internet Software & Services—1.3%
Facebook, Inc. - Class A (a)	535,500	45,927,157

Machinery—0.6%
Pentair plc	339,804	23,361,525

Media—18.2%
AMC Networks, Inc. - Class A (a)	825,825	67,593,776
Cablevision Systems Corp. - Class A (b)	3,043,100	72,851,814
CBS Corp. - Class B	323,200	17,937,600
Comcast Corp. - Class A	795,200	47,823,328
Comcast Corp. - Special Class A (b)	3,814,400	228,635,136
DIRECTV (a)	83,375	7,736,366
Liberty Broadband Corp. - Class A (a)	117,647	5,996,468
Liberty Broadband Corp. - Class C (a)	305,883	15,648,974
Liberty Global plc - Class A (a)	299,400	16,188,558
Liberty Global plc - Series C (a)	299,400	15,158,622
Liberty Media Corp. - Class A (a)	470,588	16,959,992
Liberty Media Corp. - Class C (a)	941,176	33,788,218
Madison Square Garden Co. (The) - Class A (a) (b)	858,150	71,646,944
Starz - Class A (a) (b)	513,888	22,981,071
Viacom, Inc. - Class B	344,700	22,281,408

		663,228,275

Metals & Mining—0.7%
Freeport-McMoRan, Inc.	770,800	14,352,296
Nucor Corp.	274,700	12,106,029

		26,458,325

Oil, Gas & Consumable Fuels—5.3%
Anadarko Petroleum Corp.	2,369,860	184,991,272
Newfield Exploration Co. (a)	205,400	7,419,048

		192,410,320

Pharmaceuticals—11.5%
Allergan plc (a)	786,777	238,755,348
Mallinckrodt plc (a)	143,915	16,941,674
Teva Pharmaceutical Industries, Ltd. (ADR)	298,100	17,617,710
Valeant Pharmaceuticals International, Inc. (a)	653,070	145,079,501

		418,394,233

Semiconductors & Semiconductor Equipment—4.7%
Broadcom Corp. - Class A	2,035,545	104,810,212
Cree, Inc. (a) (b)	1,087,200	28,299,816
Intel Corp.	1,288,348	39,185,104

		172,295,132

Software—2.7%
Autodesk, Inc. (a)	944,300	47,285,822
Citrix Systems, Inc. (a)	616,100	43,225,576
Nuance Communications, Inc. (a)	400,000	7,004,000

		97,515,398

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—5.5%
SanDisk Corp.	1,443,190	$84,022,522
Seagate Technology plc (b)	2,448,500	116,303,750

		200,326,272

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	229,219	4,563,750

Total Common Stocks (Cost $2,285,320,729)		3,533,971,286

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Wright Medical Group, Inc. (a) (Cost $573,350)	229,340	919,653

Short-Term Investments—11.8%

Mutual Fund—8.6%
State Street Navigator Securities Lending MET Portfolio (c)	313,647,406	313,647,406

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $116,680,327 on 07/01/15, collateralized by $117,840,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $119,018,400.	116,680,327	116,680,327

Total Short-Term Investments (Cost $430,327,733)		430,327,733

Total Investments—108.6% (Cost $2,716,221,812) (d)		3,965,218,672
Other assets and liabilities (net)—(8.6)%		(312,988,007)

Net Assets—100.0%		$3,652,230,665

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $316,548,665 and the collateral received consisted of cash in the amount of $313,647,406 and non-cash collateral with a value of $12,041,605. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $2,716,221,812. The aggregate unrealized appreciation and depreciation of investments were $1,351,887,516 and $(102,890,656), respectively, resulting in net unrealized appreciation of $1,248,996,860.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,533,971,286	$—	$—	$3,533,971,286
Total Rights*	919,653	—	—	919,653
Short-Term Investments
Mutual Fund	313,647,406	—	—	313,647,406
Repurchase Agreement	—	116,680,327	—	116,680,327
Total Short-Term Investments	313,647,406	116,680,327	—	430,327,733
Total Investments	$3,848,538,345	$116,680,327	$—	$3,965,218,672

Collateral for securities loaned (Liability)	$—	$(313,647,406)	$—	$(313,647,406)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$3,965,218,672
Receivable for:
Fund shares sold	1,854,379
Dividends	2,037,530

Total Assets	3,969,110,581
Liabilities
Collateral for securities loaned	313,647,406
Payables for:
Fund shares redeemed	833,005
Accrued expenses:
Management fees	1,665,882
Distribution and service fees	291,714
Deferred trustees’ fees	145,057
Other expenses	296,852

Total Liabilities	316,879,916

Net Assets	$3,652,230,665

Net assets consist of:
Paid in surplus	$3,004,514,414
Undistributed net investment income	10,563,287
Accumulated net realized loss	(611,842,348)
Unrealized appreciation on investments and foreign currency transactions	1,248,995,312

Net Assets	$3,652,230,665

Net Assets
Class A	$2,248,433,991
Class B	1,352,839,421
Class E	50,957,253
Capital Shares Outstanding*
Class A	136,091,988
Class B	83,837,756
Class E	3,128,953
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.52
Class B	16.14
Class E	16.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,716,221,812.
(b)	Includes securities loaned at value of $316,548,665.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$22,298,628
Securities lending income	614,086

Total investment income	22,912,714
Expenses
Management fees	10,132,009
Administration fees	43,082
Custodian and accounting fees	115,754
Distribution and service fees—Class B	1,715,177
Distribution and service fees—Class E	39,258
Audit and tax services	20,055
Legal	13,981
Trustees’ fees and expenses	19,699
Shareholder reporting	100,142
Insurance	11,020
Miscellaneous	13,049

Total expenses	12,223,226
Less management fee waiver	(109,888)
Less broker commission recapture	(4,032)

Net expenses	12,109,306

Net Investment Income	10,803,408

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	177,737,518

Net change in unrealized appreciation (depreciation) on:
Investments	(46,733,204)
Foreign currency transactions	9,452

Net change in unrealized depreciation	(46,723,752)

Net realized and unrealized gain	131,013,766

Net Increase in Net Assets From Operations	$141,817,174

(a)	Net of foreign withholding taxes of $116,844.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,803,408	$13,195,121
Net realized gain	177,737,518	270,279,442
Net change in unrealized appreciation (depreciation)	(46,723,752)	285,972,583

Increase in net assets from operations	141,817,174	569,447,146

From Distributions to Shareholders
Net investment income
Class A	(9,246,828)	(4,659,929)
Class B	(2,851,224)	(980,727)
Class E	(146,653)	(52,111)

Total distributions	(12,244,705)	(5,692,767)

Increase (decrease) in net assets from capital share transactions	(149,782,855)	860,283,324

Total increase (decrease) in net assets	(20,210,386)	1,424,037,703

Net Assets
Beginning of period	3,672,441,051	2,248,403,348

End of period	$3,652,230,665	$3,672,441,051

Undistributed net investment income
End of period	$10,563,287	$12,004,584

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	4,401,706	$72,743,857	11,450,519	$165,200,393
Shares issued through acquisition (a)	0	0	52,772,184	743,032,347
Reinvestments	548,773	9,246,828	334,046	4,659,929
Redemptions	(11,901,895)	(197,835,195)	(32,745,499)	(484,905,741)

Net increase (decrease)	(6,951,416)	$(115,844,510)	31,811,250	$427,986,928

Class B
Sales	4,971,882	$79,331,684	10,599,811	$154,932,775
Shares issued through acquisition (a)	0	0	37,694,063	519,047,253
Reinvestments	173,221	2,851,224	71,900	980,727
Redemptions	(6,994,013)	(113,764,617)	(18,072,447)	(262,049,156)

Net increase (decrease)	(1,848,910)	$(31,581,709)	30,293,327	$412,911,599

Class E
Sales	270,279	$4,380,201	485,039	$7,145,254
Shares issued through acquisition (a)	0	0	3,216,498	44,677,162
Reinvestments	8,829	146,653	3,787	52,111
Redemptions	(419,289)	(6,883,490)	(2,290,344)	(32,489,730)

Net increase (decrease)	(140,181)	$(2,356,636)	1,414,980	$19,384,797

Increase (decrease) derived from capital shares transactions		$(149,782,855)		$860,283,324

(a)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$15.97		$13.45	$9.26	$7.81		$7.55	$6.09

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.07	0.05	0.05		0.02	0.01
Net realized and unrealized gain on investments	0.56		2.50	4.19	1.42		0.25	1.45

Total from investment operations	0.62		2.57	4.24	1.47		0.27	1.46

Less Distributions
Distributions from net investment income	(0.07)		(0.05)	(0.05)	(0.02)		(0.01)	(0.00	)(b)

Total distributions	(0.07)		(0.05)	(0.05)	(0.02)		(0.01)	(0.00	)(b)

Net Asset Value, End of Period	$16.52		$15.97	$13.45	$9.26		$7.81	$7.55

Total Return (%) (c)	3.86	(d)	19.12	45.90	18.81		3.55	24.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.57	0.61	0.64		0.65	0.68
Net ratio of expenses to average net assets (%) (f)	0.56	(e)	0.56	0.61	0.64		0.65	0.68
Ratio of net investment income to average net assets (%)	0.68	(e)	0.50	0.43	0.61		0.27	0.19
Portfolio turnover rate (%)	0	(d)(g)	0 (g)	7	4		6	1
Net assets, end of period (in millions)	$2,248.4		$2,285.1	$1,496.3	$974.5		$657.9	$585.2

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$15.59		$13.13	$9.04	$7.63		$7.39	$5.97

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.04	0.02	0.03		0.00 (h)	0.00	(h)
Net realized and unrealized gain on investments	0.55		2.44	4.10	1.38		0.24	1.42

Total from investment operations	0.58		2.48	4.12	1.41		0.24	1.42

Less Distributions
Distributions from net investment income	(0.03)		(0.02)	(0.03)	(0.00	)(b)	0.00	0.00

Total distributions	(0.03)		(0.02)	(0.03)	(0.00	)(b)	0.00	0.00

Net Asset Value, End of Period	$16.14		$15.59	$13.13	$9.04		$7.63	$7.39

Total Return (%) (c)	3.74	(d)	18.89	45.60	18.51		3.25	23.79

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.82	0.86	0.89		0.90	0.93
Net ratio of expenses to average net assets (%) (f)	0.81	(e)	0.81	0.86	0.89		0.90	0.93
Ratio of net investment income (loss) to average net assets (%)	0.43	(e)	0.25	0.18	0.31		0.04	(0.06)
Portfolio turnover rate (%)	0	(d)(g)	0 (g)	7	4		6	1
Net assets, end of period (in millions)	$1,352.8		$1,335.9	$727.5	$467.3		$421.4	$197.5
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.74		$13.26	$9.12	$7.70	$7.44	$6.01

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.05	0.03	0.03	0.01	0.00	(h)
Net realized and unrealized gain on investments	0.56		2.46	4.14	1.40	0.25	1.43

Total from investment operations	0.60		2.51	4.17	1.43	0.26	1.43

Less Distributions
Distributions from net investment income	(0.05)		(0.03)	(0.03)	(0.01)	0.00	0.00

Total distributions	(0.05)		(0.03)	(0.03)	(0.01)	0.00	0.00

Net Asset Value, End of Period	$16.29		$15.74	$13.26	$9.12	$7.70	$7.44

Total Return (%) (c)	3.79	(d)	18.94	45.85	18.57	3.49	23.79

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.72	0.76	0.79	0.80	0.83
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.71	0.76	0.79	0.80	0.83
Ratio of net investment income to average net assets (%)	0.53	(e)	0.36	0.28	0.40	0.18	0.00	(i)
Portfolio turnover rate (%)	0	(d)(g)	0 (g)	7	4	6	1
Net assets, end of period (in millions)	$51.0		$51.5	$24.6	$17.7	$17.2	$3.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Rounds to less than 1%.
(h)	Net investment income (loss) was less than $0.01.
(i)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-12

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, return of capital adjustments and merger adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

MIST-13

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $116,680,327, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-14

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$5,243,622	$0	$234,944,345

The Portfolio engaged in security transactions with other account managed by ClearBridge Investments, LLC that amounted to $19,089,000 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$10,132,009	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. ClearBridge Investments, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts in excess of $2.85 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the period ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

MIST-15

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$5,692,767	$6,392,114	$—	$—	$5,692,767	$6,392,114

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$12,140,999	$—	$1,297,113,743	$(790,974,545)	$518,280,197

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $270,148,522.

MIST-16

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/16	Expiring 12/31/17	Expiring 12/31/18	Total
$646,544,237*	$130,530,096	$13,900,212	$790,974,545

*	The Portfolio acquired capital losses in its merger with Legg Mason Value Equity Portfolio on April 29, 2011.

8. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,458,844,544, $750,816,679 and $26,132,387, respectively, acquired all of the assets and liabilities of ClearBridge Aggressive Growth Portfolio II of the Trust (“ClearBridge Aggressive Growth Portfolio II”).

The acquisition was accomplished by a tax-free exchange of 52,772,184 Class A shares of the Portfolio (valued at $743,032,347) for 19,421,836 Class A shares of ClearBridge Aggressive Growth Portfolio II, 37,694,063 Class B shares of the Portfolio (valued at $519,047,253) for 15,292,346 Class B shares of ClearBridge Aggressive Growth Portfolio II and 3,216,498 Class E shares of the Portfolio (valued at $44,677,162) for 1,247,466 Class E shares of ClearBridge Aggressive Growth Portfolio II. Each shareholder of ClearBridge Aggressive Growth Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by ClearBridge Aggressive Growth Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by ClearBridge Aggressive Growth Portfolio II. All other costs associated with the merger were not borne by the shareholders of either portfolio.

ClearBridge Aggressive Growth Portfolio II’s net assets on April 25, 2014, were $743,032,347, $519,047,253 and $44,677,162 for Class A, Class B and Class E shares, respectively, including investments valued at $1,306,129,563 with a cost basis of $1,182,214,634. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from ClearBridge Aggressive Growth Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,542,550,372, which included $123,923,016 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income	$14,159,995	(a)
Net realized and unrealized gain on investments	$616,885,954	(b)

Net increase in net assets from operations	$631,045,949

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of ClearBridge Aggressive Growth Portfolio II that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

(a)	$13,195,121 net investment income as reported, plus $950,528 from ClearBridge Aggressive Growth Portfolio II pre-merger net investment income, minus $23,126 in higher net advisory fees, plus $37,472 of pro-forma eliminated other expenses.
(b)	$1,295,719,064 unrealized appreciation as reported, minus $958,055,577 pro-forma December 31, 2013 unrealized appreciation, plus $270,279,442 net realized gain as reported, plus $8,943,025 in net realized gain from ClearBridge Aggressive Growth Portfolio II pre-merger.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned -0.09% and -0.16%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 0.41%.

MARKET ENVIRONMENT / CONDITIONS

After a big gain in February, the S&P 500 Index (the “Index”) gave back 1.58% in March, ending the first quarter up 0.95%. Earlier in the quarter, the Index and Dow Jones Industrial Average rose to new record highs and the NASDAQ Composite neared its dot-com era high from 2000. As a result, U.S. equities traded at relatively high valuations, while the negative impacts of a strong U.S. dollar on corporate earnings became more apparent. In addition, market participants increasingly focused on the timing of a rate hike as the Federal Reserve Board (the “Fed”) signaled that monetary policy could be tightened as early as June. The Health Care sector, where merger and acquisition activity remained strong, was the largest contributor to the market’s rise during the first quarter, while the Utilities sector was the largest detractor from performance during the period.

The Index fell 1.94% in June, as many global equity markets declined. The Index returned 0.28% during the second quarter and 1.23% for the first half of the year. The uncertainty and rising intensity of Greece’s negotiations with European Union leaders weighed on global financial markets in June. However, recent U.S. economic data released were generally positive. Payrolls grew in May by more than the market expected and retail sales rose 1.2% in May, on top of upward revisions to prior months. In addition, auto sales came in at 17.8 million annualized. The Health Care and Consumer Discretionary sectors led returns during the second quarter. The Financials sector also outperformed, although uncertainty about the timing of the Fed’s upcoming rate hike, which is largely dependent on economic data, continues to hang over the equity markets. The Utilities and Industrials sectors were the weakest performers for the second quarter, while the Energy and Consumer Staples sectors also underperformed.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2015, stock selection within the Industrials and Health Care sectors detracted from Portfolio returns, while selection in the Information Technology and Utilities sectors contributed to results.

Within the Industrials sector, Hertz Global Holdings, a global car and equipment rental company, was a top detractor from performance during the reporting period. Its shares declined after the company announced weaker-than-expected first quarter operating results, driven by a decline in U.S. rental car revenue. The decline suggests that the increase in retail prices at the beginning of the year remains a key challenge for the company. In spite of recent headwinds, we believe Hertz is poised for much better financial performance in the latter half of 2015, given the company’s operational improvement, available capital deployment options and a stable industry backdrop. The Portfolio’s investment in Fossil Group also detracted from performance during the first half of 2015. Shares of Fossil declined after the company reported fourth quarter earnings that were below consensus expectations and due to concerns that the Apple Watch will take demand from Fossil’s watch business. However, we believe these concerns are overstated, because Fossil Group’s core customer base is different than the target customer for the Apple Watch. Overall, we view Fossil Group as one of the most attractively priced stocks in its sector and continue to believe that the company will leverage its dominant position in the category to enter into partnerships with new brands. In addition to these strengths, we think Fossil Group’s international prospects should help return the company to a healthy growth profile over the next 12 to 18 months.

Within the Information Technology sector, Altera Corp. was a top contributor to performance during the first half of 2015. Its shares rose throughout the second quarter following rumors of and the subsequent announcement in early May that Intel agreed to acquire Altera in a transaction worth $16.7 billion. We believed the company’s revenue growth should benefit from the introduction of FPGAs (field-programmable gate array) into data centers, the continuation of wireless build-outs globally and the continued displacement of ASICs (application-specific integrated circuits). Furthermore, we believe earnings growth should accelerate due to operating expenses moderating following a period of investments and continued share repurchases. While we believe in the strategic merits of the deal, we decided to exit the position in favor of higher conviction securities. Orbital ATK, a global aerospace and defense systems company that was recently formed by the merger between Orbital Sciences Corp. and the aerospace and defense groups of Alliant Techsystems, was another top contributor to performance. Shares of the company traded higher after management gave better than expected guidance on its three year financial outlook for the new company. At period end, we believed the new company will have a strong revenue and margin profile relative to industry peers. In our view, it will also benefit from operating in specific markets with higher barriers to entry with revenues driven by national security, scientific endeavor and military research and development. While we are confident in management’s ability to execute on its merger integration strategy, we decided to exit our position after it reached our price target.

We find that focusing on corporate fundamentals and stock selection, while being aware of various macroeconomic factors, is more in line with variables that we believe generate long-term returns, such as earnings growth and valuation. Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintained high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continued to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost

MIST-1

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*—(Continued)

structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintained our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the Portfolio.

As of June 30, 2015, the Portfolio was overweight the Consumer Discretionary and Consumer Staples sectors versus the Russell Midcap Value Index. Conversely, the Portfolio was underweight Utilities and Energy.

Dolores Bamford

Tim Ryan

Portfolio Managers

Goldman Sachs Asset Management, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
Goldman Sachs Mid Cap Value Portfolio
Class A	-0.09	4.45	16.64	8.50
Class B	-0.16	4.26	16.36	8.23
Russell Midcap Value Index	0.41	3.67	17.73	8.89

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
United Continental Holdings, Inc.	2.1
Lincoln National Corp.	2.1
Raymond James Financial, Inc.	2.1
Sempra Energy	1.8
Endo International plc	1.8
Navient Corp.	1.8
Devon Energy Corp.	1.8
Zions Bancorporation	1.7
Gap, Inc. (The)	1.6
Citizens Financial Group, Inc.	1.6

Top Sectors

% of Net Assets
Financials	29.1
Industrials	12.6
Consumer Discretionary	12.1
Information Technology	11.7
Health Care	7.7
Energy	7.0
Consumer Staples	6.7
Materials	6.2
Utilities	6.1

MIST-3

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Goldman Sachs Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A	Actual	0.75%	$1,000.00	$999.10	$3.72
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class B	Actual	1.00%	$1,000.00	$998.40	$4.95
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Textron, Inc.	187,050	$8,348,041
Triumph Group, Inc.	70,843	4,674,930

		13,022,971

Airlines—2.1%
United Continental Holdings, Inc. (a)	273,428	14,494,418

Banks—6.9%
Citizens Financial Group, Inc.	407,967	11,141,579
Fifth Third Bancorp	348,844	7,262,932
First Horizon National Corp. (b)	381,867	5,983,856
Huntington Bancshares, Inc.	869,376	9,832,642
PacWest Bancorp	52,127	2,437,458
Zions Bancorporation	379,692	12,049,526

		48,707,993

Beverages—1.0%
Molson Coors Brewing Co. - Class B	96,322	6,724,239

Building Products—2.2%
Armstrong World Industries, Inc. (a)	109,061	5,810,770
Fortune Brands Home & Security, Inc.	204,450	9,367,899

		15,178,669

Capital Markets—2.3%
Invesco, Ltd.	48,756	1,827,862
Raymond James Financial, Inc.	241,768	14,404,538

		16,232,400

Chemicals—3.4%
Axalta Coating Systems, Ltd. (a)	192,643	6,372,630
Celanese Corp. - Series A	122,111	8,777,339
CF Industries Holdings, Inc.	139,821	8,987,694

		24,137,663

Commercial Services & Supplies—1.0%
Tyco International plc	179,903	6,922,667

Communications Equipment—1.8%
Brocade Communications Systems, Inc.	749,441	8,903,359
JDS Uniphase Corp. (a)	348,367	4,034,090

		12,937,449

Construction & Engineering—0.9%
Jacobs Engineering Group, Inc. (a)	151,318	6,146,537

Construction Materials—0.9%
Martin Marietta Materials, Inc. (b)	44,432	6,287,572

Consumer Finance—3.0%
Navient Corp.	694,505	12,646,936
SLM Corp. (a)	840,480	8,295,538

		20,942,474

Containers & Packaging—1.1%
Packaging Corp. of America	127,393	$7,960,789

Diversified Financial Services—1.0%
Voya Financial, Inc.	155,046	7,204,988

Electric Utilities—1.5%
FirstEnergy Corp.	314,442	10,235,087

Energy Equipment & Services—1.8%
Cameron International Corp. (a)	135,783	7,110,956
Weatherford International plc (a)	434,067	5,326,002

		12,436,958

Food & Staples Retailing—1.2%
Whole Foods Market, Inc.	222,967	8,793,819

Food Products—3.4%
ConAgra Foods, Inc.	228,853	10,005,453
Mead Johnson Nutrition Co.	55,618	5,017,856
Tyson Foods, Inc. - Class A	207,557	8,848,155

		23,871,464

Health Care Equipment & Supplies—1.4%
Zimmer Biomet Holdings, Inc. (d)	87,141	9,518,411

Health Care Providers & Services—2.7%
Cardinal Health, Inc.	48,140	4,026,911
Envision Healthcare Holdings, Inc. (a)	143,046	5,647,456
Laboratory Corp. of America Holdings (a)	76,414	9,262,905

		18,937,272

Health Care Technology—0.6%
Allscripts Healthcare Solutions, Inc. (a)	303,425	4,150,854

Hotels, Restaurants & Leisure—1.5%
MGM Resorts International (a)	467,003	8,522,805
Starwood Hotels & Resorts Worldwide, Inc.	21,830	1,770,194

		10,292,999

Household Durables—0.6%
Mohawk Industries, Inc. (a)	22,671	4,327,894

Household Products—1.1%
Energizer Holdings, Inc.	58,621	7,711,593

Independent Power and Renewable Electricity Producers—1.0%
NRG Energy, Inc.	309,471	7,080,696

Insurance—8.7%
Arthur J. Gallagher & Co.	165,300	7,818,690
Everest Re Group, Ltd.	49,404	8,992,022
Genworth Financial, Inc. - Class A (a)	587,249	4,445,475
Lincoln National Corp.	244,221	14,462,768
Principal Financial Group, Inc.	142,929	7,330,828
Validus Holdings, Ltd.	134,850	5,932,051

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
W.R. Berkley Corp.	69,563	$3,612,407
XL Group plc	231,793	8,622,700

		61,216,941

Internet & Catalog Retail—0.4%
Liberty Interactive Corp. - Class A (a)	92,158	2,557,385

Internet Software & Services—0.5%
Pandora Media, Inc. (a) (b)	246,085	3,824,161

IT Services—2.0%
Fidelity National Information Services, Inc.	93,836	5,799,065
WEX, Inc. (a)	32,315	3,682,941
Xerox Corp.	447,738	4,763,932

		14,245,938

Leisure Products—0.7%
Vista Outdoor, Inc. (a)	107,197	4,813,145

Machinery—1.5%
Dover Corp.	59,968	4,208,554
Terex Corp.	263,796	6,133,257

		10,341,811

Marine—0.9%
Kirby Corp. (a)	81,718	6,264,502

Media—2.3%
Discovery Communications, Inc. - Class A (a) (b)	166,854	5,549,564
Liberty Broadband Corp. - Class C (a)	13,672	699,460
Liberty Media Corp. - Class C (a)	100,050	3,591,795
Scripps Networks Interactive, Inc. - Class A (b)	95,079	6,215,314

		16,056,133

Metals & Mining—0.7%
Steel Dynamics, Inc.	245,775	5,091,229

Multi-Utilities—3.6%
PG&E Corp.	129,257	6,346,519
SCANA Corp.	119,314	6,043,254
Sempra Energy	130,189	12,880,899

		25,270,672

Oil, Gas & Consumable Fuels—5.2%
Concho Resources, Inc. (a)	48,051	5,471,087
Devon Energy Corp.	211,286	12,569,404
Pioneer Natural Resources Co.	55,552	7,704,507
Southwestern Energy Co. (a) (b)	475,081	10,798,591

		36,543,589

Pharmaceuticals—3.0%
Endo International plc (a)	160,639	12,794,896
Mylan NV (a)	125,464	8,513,987

		21,308,883

Real Estate Investment Trusts—7.1%
Brixmor Property Group, Inc.	467,003	10,801,780
DDR Corp.	511,124	7,901,977
Mid-America Apartment Communities, Inc.	80,165	5,836,814
Prologis, Inc.	256,960	9,533,216
RLJ Lodging Trust	241,735	7,198,868
Starwood Property Trust, Inc. (b)	391,025	8,434,409

		49,707,064

Road & Rail—2.3%
Hertz Global Holdings, Inc. (a)	521,067	9,441,734
Kansas City Southern	70,843	6,460,882

		15,902,616

Semiconductors & Semiconductor Equipment—3.6%
Atmel Corp.	597,191	5,885,317
Maxim Integrated Products, Inc.	232,103	8,024,961
Microchip Technology, Inc. (b)	133,296	6,321,563
Xilinx, Inc.	110,525	4,880,784

		25,112,625

Software—2.0%
Citrix Systems, Inc. (a)	70,676	4,958,628
VMware, Inc. - Class A (a)	103,157	8,844,681

		13,803,309

Specialty Retail—4.3%
Best Buy Co., Inc. (b)	198,881	6,485,509
Gap, Inc. (The) (b)	298,285	11,385,539
GNC Holdings, Inc. - Class A	88,554	3,938,882
Staples, Inc.	545,613	8,353,335

		30,163,265

Technology Hardware, Storage & Peripherals—1.7%
NetApp, Inc.	153,182	4,834,424
Western Digital Corp.	91,661	7,188,056

		12,022,480

Textiles, Apparel & Luxury Goods—2.4%
Fossil Group, Inc. (a) (b)	57,482	3,986,951
Kate Spade & Co. (a)	136,714	2,944,820
Ralph Lauren Corp.	74,383	9,845,334

		16,777,105

Total Common Stocks (Cost $674,454,567)		695,280,729

Short-Term Investments—4.9%

Mutual Fund—3.9%
State Street Navigator Securities Lending MET Portfolio (c)	27,252,909	27,252,909

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $7,061,800 on 07/01/15, collateralized by $7,150,000 U.S. Treasury Note at 1.375% due 02/28/19 with a value of $7,203,625.	7,061,800	$7,061,800

Total Short-Term Investments (Cost $34,314,709)		34,314,709

Total Investments—104.1% (Cost $708,769,276) (e)		729,595,438
Other assets and liabilities (net)—(4.1)%		(28,504,390)

Net Assets—100.0%		$701,091,048

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $58,654,742 and the collateral received consisted of cash in the amount of $27,252,909 and non-cash collateral with a value of $32,560,348. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2015, the market value of restricted securities was $9,518,411, which is 1.4% of net assets. See details shown in the Restricted Securities table that follows.
(e)	As of June 30, 2015, the aggregate cost of investments was $708,769,276. The aggregate unrealized appreciation and depreciation of investments were $55,757,524 and $(34,931,362), respectively, resulting in net unrealized appreciation of $20,826,162.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Zimmer Biomet Holdings, Inc.	05/02/14 - 10/15/14	87,141	$8,633,193	$9,518,411

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$695,280,729	$—	$—	$695,280,729
Short-Term Investments
Mutual Fund	27,252,909	—	—	27,252,909
Repurchase Agreement	—	7,061,800	—	7,061,800
Total Short-Term Investments	27,252,909	7,061,800	—	34,314,709
Total Investments	$722,533,638	$7,061,800	$—	$729,595,438

Collateral for securities loaned (Liability)	$—	$(27,252,909)	$—	$(27,252,909)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$729,595,438
Cash	37,549
Receivable for:
Investments sold	3,827,302
Fund shares sold	154,660
Dividends	1,207,242

Total Assets	734,822,191
Liabilities
Collateral for securities loaned	27,252,909
Payables for:
Investments purchased	5,738,157
Fund shares redeemed	57,534
Accrued expenses:
Management fees	421,917
Distribution and service fees	43,244
Deferred trustees’ fees	76,247
Other expenses	141,135

Total Liabilities	33,731,143

Net Assets	$701,091,048

Net assets consist of:
Paid in surplus	$617,986,161
Undistributed net investment income	4,377,851
Accumulated net realized gain	57,900,874
Unrealized appreciation on investments	20,826,162

Net Assets	$701,091,048

Net Assets
Class A	$496,046,320
Class B	205,044,728
Capital Shares Outstanding*
Class A	40,395,738
Class B	16,729,241
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.28
Class B	12.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $708,769,276.
(b)	Includes securities loaned at value of $58,654,742.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$5,690,784
Securities lending income	38,567

Total investment income	5,729,351
Expenses
Management fees	2,604,956
Administration fees	8,784
Custodian and accounting fees	44,484
Distribution and service fees—Class B	269,223
Audit and tax services	20,058
Legal	14,292
Trustees’ fees and expenses	19,699
Shareholder reporting	23,008
Insurance	2,420
Miscellaneous	7,231

Total expenses	3,014,155
Less broker commission recapture	(25,759)

Net expenses	2,988,396

Net Investment Income	2,740,955

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	60,920,997

Net change in unrealized depreciation on investments	(63,675,296)

Net realized and unrealized loss	(2,754,299)

Net Decrease in Net Assets From Operations	$(13,344)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,740,955	$7,615,433
Net realized gain	60,920,997	170,581,898
Net change in unrealized depreciation	(63,675,296)	(74,541,994)

Increase (decrease) in net assets from operations	(13,344)	103,655,337

From Distributions to Shareholders
Net investment income
Class A	(4,456,638)	(6,633,773)
Class B	(1,304,004)	(1,172,145)
Net realized capital gains
Class A	(122,465,974)	(149,603,013)
Class B	(50,792,864)	(37,949,648)

Total distributions	(179,019,480)	(195,358,579)

Increase (decrease) in net assets from capital share transactions	131,424,177	(215,012,894)

Total decrease in net assets	(47,608,647)	(306,716,136)

Net Assets
Beginning of period	748,699,695	1,055,415,831

End of period	$701,091,048	$748,699,695

Undistributed net investment income
End of period	$4,377,851	$7,397,538

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	22,600	$359,655	745,178	$11,581,159
Reinvestments	10,057,260	126,922,612	10,723,183	156,236,786
Redemptions	(1,831,356)	(29,611,942)	(26,632,402)	(402,992,633)

Net increase (decrease)	8,248,504	$97,670,325	(15,164,041)	$(235,174,688)

Class B
Sales	560,882	$9,137,684	1,825,154	$28,555,772
Reinvestments	4,134,672	52,096,868	2,688,784	39,121,793
Redemptions	(1,690,929)	(27,480,700)	(2,936,587)	(47,515,771)

Net increase	3,004,625	$33,753,852	1,577,351	$20,161,794

Increase (decrease) derived from capital shares transactions		$131,424,177		$(215,012,894)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.34		$17.76	$14.05	$11.96	$12.82	$10.41

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.16	0.15	0.19	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.03		1.84	4.32	2.01	(0.91)	2.45

Total from investment operations	0.10		2.00	4.47	2.20	(0.78)	2.54

Less Distributions
Distributions from net investment income	(0.15)		(0.15)	(0.18)	(0.11)	(0.08)	(0.13)
Distributions from net realized capital gains	(4.01)		(3.27)	(0.58)	0.00	0.00	0.00

Total distributions	(4.16)		(3.42)	(0.76)	(0.11)	(0.08)	(0.13)

Net Asset Value, End of Period	$12.28		$16.34	$17.76	$14.05	$11.96	$12.82

Total Return (%) (b)	(0.09	)(c)	13.57	32.95	18.46	(6.13)	24.56

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.74	0.75	0.76	0.77
Ratio of net investment income to average net assets (%)	0.83	(d)	0.98	0.95	1.45	1.05	0.85
Portfolio turnover rate (%)	51	(c)	85	112	81	74	98
Net assets, end of period (in millions)	$496.0		$525.1	$840.2	$643.9	$529.5	$432.6

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.29		$17.72	$14.02	$11.94	$12.80	$10.40

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.11	0.11	0.16	0.10	0.07
Net realized and unrealized gain (loss) on investments	0.03		1.83	4.31	2.00	(0.90)	2.44

Total from investment operations	0.08		1.94	4.42	2.16	(0.80)	2.51

Less Distributions
Distributions from net investment income	(0.10)		(0.10)	(0.14)	(0.08)	(0.06)	(0.11)
Distributions from net realized capital gains	(4.01)		(3.27)	(0.58)	0.00	0.00	0.00

Total distributions	(4.11)		(3.37)	(0.72)	(0.08)	(0.06)	(0.11)

Net Asset Value, End of Period	$12.26		$16.29	$17.72	$14.02	$11.94	$12.80

Total Return (%) (b)	(0.16	)(c)	13.23	32.65	18.12	(6.29)	24.23

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	(d)	1.00	0.99	1.00	1.01	1.02
Ratio of net investment income to average net assets (%)	0.57	(d)	0.69	0.70	1.18	0.78	0.64
Portfolio turnover rate (%)	51	(c)	85	112	81	74	98
Net assets, end of period (in millions)	$205.0		$223.6	$215.2	$175.8	$164.6	$147.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-11

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

MIST-12

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $7,061,800, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-13

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$361,913,173	$0	$389,178,338

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$2,604,956	0.750%	First $200 million
	0.700%	Over $200 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Goldman Sachs Asset Management, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Affiliated Broker - During the six months ended June 30, 2015 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$23,770

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$77,779,694	$17,717,033	$117,578,885	$27,212,915	$195,358,579	$44,929,948

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$70,559,102	$109,138,400	$82,507,634	$—	$262,205,136

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 5.52%, 5.34%, and 5.41%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 5.52%.

MARKET ENVIRONMENT / CONDITIONS

Global financial markets were once again tested by macro events, which featured a five-year tug-of-war between Greece and the European Union (the “EU”), as well as Greece’ creditors—namely, the International Monetary Fund. At the time of this writing, negotiations remain underway. On the other side of the globe, China’s continued weakness has prompted authorities there to begin monetary easing. Events in both the EU and China have resulted in extremely muted equity market returns.

Despite the negative impact of events in Greece, a small country of approximately 11 million people with an economy smaller than that of the Czech Republic and barely bigger than that of Kuwait, the estimate for Eurozone growth was recently lifted to +1.5% from +0.9%. The impact of structural reform, as well as lower energy costs, a looser monetary policy and a weaker European currency are finally beginning to have a positive impact on the European economy. Oddly enough, even the weakened euro (“EUR”) appreciated over the last three months despite the unending standoff by Greece.

As Europe continues to experience challenges, China’s economy is in flux due to its desire to crack down on corruption, as well as its hope to transition from an investment-driven to a consumer-driven economy. The resulting slowdown places pressure on global economic growth and the prices of energy and natural resources. However, in India, the world’s ninth-largest economy, growth is accelerating. Even though we do not expect growth in India to make up for China’s “growth deficit,” given its relatively lower gross domestic product (“GDP”) per capita, we think it should be quite positive for global economic growth in the medium term.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio performed in line with its benchmark index due to both stock selection and country weightings. Holdings in Japan, Hong Kong and South Korea supplied the largest negative relative performance for the period. Conversely, holdings in the U.K. and Australia delivered the best relative returns and a lack of exposure to Spain produced the next best performance for the full six months.

The effect of currency hedging on the Portfolio’s return was largely neutral, detracting 0.03% for the period. Currencies hedged in the Portfolio were the Australian Dollar (“AUD”) and Swiss Franc (“CHF”). We continued to view these currencies as very overvalued based on purchasing-power parity. Therefore, at period end we held our hedge positions to offset the risks associated with owning overvalued foreign currencies. Currency hedges are implemented by way of currency forward contracts.

Melco Crown Entertainment (Hong Kong) and Richemont (Switzerland) had the most negative impact on performance during the period. Melco Crown Entertainment’s share price suffered from weak casino revenues in Macau due to China’s anti-corruption campaign in addition to difficult year-over-year comparisons and a weaker macro environment. Although we continue to monitor the situation closely, we think some of the market factors working in Macau’s favor are its low penetration of Chinese visitors, continued wealth creation of Chinese citizens, and its growth potential due to large infrastructure projects.

Richemont’s share price fell significantly in January 2015 following its fiscal nine-month sales update. Organic sales grew 2% for the full period, but fell short of forecast due to a deceleration in the third quarter. Sales declined most in Hong Kong/Macau and in the Specialty Watch unit, both of which generate margins greater than the group’s average. The company’s fiscal full-year report released in May showed mixed results, as total revenues fell short of market forecasts while earnings were about 3% stronger than expectations. Market sentiment became negative regarding this name as the year progressed given an uncertain revenue environment. We were pleased to see that Richemont adjusted pricing to account for currency movement (raised pricing in eurozone and reduced pricing in regions associated with the dollar) to help bring global pricing back to parity. The group continues to realize organic growth and has arguably the most attractive portfolio of luxury goods brands in the world.

Individual holdings Intesa Sanpaolo (Italy) and Credit Suisse Group (Switzerland) had the most positive impact on performance during the period. Intesa Sanpaolo’s share price rose early in the period upon news that its fiscal full-year 2014 revenues grew 7%. We believe this result was impressive for an Italian bank and reflects management’s focus on growing fee-based businesses amid several challenging factors: Italian GDP has been static and banking penetration remains low while the household savings rate remains high. Asset quality continued to improve with non-performing loan formation in 2014 at the lowest level since 2011, down 22% year-over-year. Its share price rose once again in the second quarter, as its fiscal first-quarter net income of EUR 1.06 billion far outpaced market expectations of EUR 648 million. Fee and commission income grew nearly 15%, prompting total revenues to advance almost 16%. Intesa’s balance sheet strength is intact, as the bank has one of the best leverage ratios in Europe and its liquidity exceeds required levels.

Credit Suisse Group’s fiscal first-quarter earnings release showed sales and trading revenues in the bank’s FICC (fixed income, currencies and commodities) and Equity units exceeded investors’ expectations, and the cost-cutting plan is producing a positive outcome. Furthermore, the bank’s Core Equity Tier 1 (CET1) ratio declined less significantly than market expectations (-0.1% to 10.0%). The decrease partially came from mandated changes to the risk weighted asset methodology, which was a singular, one-time negative factor. Unfavorable currency effects and seasonal share repurchases used for

MIST-1

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

employee compensation (normally subtracted from CET1 capital) also impacted the ratio. In addition, investors seem pleased that Tidjane Thiam has formally taken over the role of CEO and optimistic for him to implement a slight change in Credit Suisse’s strategy. Although it may be some time before he can appraise the attractiveness of the various activities and formulate a plan, his goals to invest in growing, yet capital-light businesses, while maintaining a solid balance sheet are in line with our own views of the business. Our estimate of Credit Suisse’s intrinsic value remained intact at period end.

At period end, the Portfolio held 60 securities across a variety of countries and industries. During the first half of 2015, we initiated new positions in adidas (Germany), Bureau Veritas (France), Glencore (Switzerland), Komatsu (Japan), Nomura Holdings (Japan), OMRON (Japan) and Swatch Group (Switzerland). We eliminated positions in Ahold (Netherlands), Canon (Japan), Continental (Germany) and Thomson Reuters (Canada).

As of June 30, 2015, the Portfolio was most heavily weighted in Switzerland (18%), followed by Japan (16%) and France (15%). The Portfolio had minimal exposure to companies headquartered in emerging market countries (roughly 3%).

As of June 30, 2015, the Portfolio was most heavily weighted in the Financials sector (30%), followed by Consumer Discretionary (29%) and Industrials (19%). Health Care (2%) had the smallest sector weight. The Portfolio had no exposure to Energy, Telecom or Utilities shares throughout the period.

David G. Herro

Robert A. Taylor

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	5.52	-2.43	12.45	8.43
Class B	5.34	-2.74	12.15	8.15
Class E	5.41	-2.62	12.28	8.27
MSCI EAFE Index	5.52	-4.22	9.54	5.12

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Credit Suisse Group AG	5.0
BNP Paribas S.A.	4.5
Allianz SE	3.9
Honda Motor Co., Ltd.	3.8
Toyota Motor Corp.	3.7
Cie Financiere Richemont S.A.	3.5
Samsung Electronics Co., Ltd.	3.3
Bayerische Motoren Werke (BMW) AG	3.2
Daiwa Securities Group, Inc.	3.1
CNH Industrial NV	3.1

Top Countries

% of Net Assets
Switzerland	17.6
Japan	15.4
France	14.9
United Kingdom	14.2
Germany	11.2
Netherlands	6.7
Italy	4.9
Australia	3.6
South Korea	3.3
Sweden	2.9

MIST-3

Met Investors Series Trust

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.81%	$1,000.00	$1,055.20	$4.13
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class B(a)	Actual	1.06%	$1,000.00	$1,053.40	$5.40
	Hypothetical*	1.06%	$1,000.00	$1,019.54	$5.31

Class E(a)	Actual	0.96%	$1,000.00	$1,054.10	$4.89
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Australia—3.6%
AMP, Ltd.	10,437,882	$48,017,002
Orica, Ltd. (a)	4,457,953	73,066,080

		121,083,082

France—14.9%
BNP Paribas S.A.	2,463,776	148,548,692
Bureau Veritas S.A.	556,600	12,830,782
Christian Dior SE	120,871	23,580,665
Danone S.A.	1,133,412	73,223,204
Kering	528,400	94,254,655
LVMH Moet Hennessy Louis Vuitton SE	285,200	49,925,971
Pernod-Ricard S.A. (a)	413,300	47,815,595
Publicis Groupe S.A.	109,815	8,110,311
Safran S.A.	598,300	40,512,454

		498,802,329

Germany—11.2%
adidas AG	125,700	9,619,809
Allianz SE	832,500	129,613,330
Bayerische Motoren Werke (BMW) AG	984,400	107,701,116
Daimler AG	1,117,000	101,622,427
SAP SE	367,000	25,572,590

		374,129,272

Hong Kong—1.5%
Melco Crown Entertainment, Ltd. (ADR) (a)	2,600,000	51,038,000

Ireland—2.1%
Experian plc	3,839,500	69,866,260

Israel—0.2%
Check Point Software Technologies, Ltd. (a) (b)	92,300	7,342,465

Italy—4.9%
Exor S.p.A.	668,400	31,880,001
Intesa Sanpaolo S.p.A.	20,256,100	73,353,846
Prada S.p.A. (a)	12,429,402	59,733,553

		164,967,400

Japan—15.4%
Daiwa Securities Group, Inc.	13,811,000	103,163,557
Honda Motor Co., Ltd. (a)	3,935,100	127,212,470
Komatsu, Ltd.	1,044,300	20,927,513
Meitec Corp.	258,700	9,632,460
Nomura Holdings, Inc.	11,702,700	78,878,162
Olympus Corp.	708,400	24,423,603
Omron Corp.	306,500	13,312,240
Secom Co., Ltd.	186,400	12,091,256
Toyota Motor Corp.	1,854,000	123,997,764

		513,639,025

Netherlands—6.7%
Akzo Nobel NV	222,161	16,232,551
CNH Industrial NV (a)	11,205,100	102,114,263
Heineken Holding NV	254,534	17,918,355

Netherlands—(Continued)
Koninklijke Philips NV	3,386,233	86,426,789

		222,691,958

South Korea—3.3%
Samsung Electronics Co., Ltd.	96,170	109,247,524

Sweden—2.9%
Atlas Copco AB - B Shares	704,994	17,536,186
Hennes & Mauritz AB - B Shares	445,300	17,119,269
SKF AB - B Shares	2,292,990	52,265,288
Swedish Match AB	353,344	10,037,601

		96,958,344

Switzerland—17.6%
Adecco S.A. (b)	336,394	27,365,076
Cie Financiere Richemont S.A.	1,415,200	115,358,752
Credit Suisse Group AG (b)	6,028,314	165,642,775
Glencore plc (b)	11,052,600	44,369,129
Holcim, Ltd. (b)	939,200	69,431,417
Kuehne & Nagel International AG	443,500	58,911,491
Nestle S.A.	785,300	56,765,831
Schindler Holding AG (Participation Certificate)	186,100	30,474,229
Swatch Group AG (The) - Bearer Shares	44,400	17,315,982

		585,634,682

United Kingdom—14.2%
Diageo plc	3,225,300	93,489,788
G4S plc	1,896,000	7,995,737
GlaxoSmithKline plc	2,089,400	43,493,076
Lloyds Banking Group plc	56,732,700	76,157,469
Meggitt plc	4,103,318	30,105,110
Schroders plc	797,279	39,756,094
Schroders plc (non-voting shares)	10,427	398,521
Smiths Group plc	2,721,009	48,222,612
Willis Group Holdings plc (a)	1,908,200	89,494,580
Wolseley plc	122,739	7,827,040
WPP plc	1,579,700	35,446,118

		472,386,145

Total Common Stocks (Cost $3,227,839,404)		3,287,786,486

Short-Term Investments—9.3%

Mutual Fund—7.6%
State Street Navigator Securities Lending MET Portfolio (c)	252,798,723	252,798,723

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $55,826,791 on 07/01/15, collateralized by $56,665,000 U.S. Treasury Note at 1.375% due 12/31/18 with a value of $56,948,325.	55,826,791	$55,826,791

Total Short-Term Investments (Cost $308,625,514)		308,625,514

Total Investments—107.8% (Cost $3,536,464,918) (d)		3,596,412,000
Other assets and liabilities (net)—(7.8)%		(260,883,359)

Net Assets—100.0%		$3,335,528,641

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $257,219,046 and the collateral received consisted of cash in the amount of $252,798,723 and non-cash collateral with a value of $17,033,231. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $3,536,464,918. The aggregate unrealized appreciation and depreciation of investments were $226,329,723 and $(166,382,641), respectively, resulting in net unrealized appreciation of $59,947,082.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2015 (Unaudited)	% of Net Assets
Automobiles	13.8
Capital Markets	11.6
Textiles, Apparel & Luxury Goods	11.1
Banks	8.9
Insurance	8.0
Machinery	6.7
Beverages	4.8
Industrial Conglomerates	4.1
Food Products	3.9
Professional Services	3.6

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	27,920,000	State Street Bank and Trust	03/16/16	$21,159,451	$(101,193)
CHF	145,938,000	State Street Bank and Trust	09/16/15	151,293,801	(5,258,777)
CHF	42,435,000	State Street Bank and Trust	09/16/15	48,555,965	3,034,520

Net Unrealized Depreciation					$(2,325,450)

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$121,083,082	$—	$121,083,082
France	—	498,802,329	—	498,802,329
Germany	—	374,129,272	—	374,129,272
Hong Kong	51,038,000	—	—	51,038,000
Ireland	—	69,866,260	—	69,866,260
Israel	7,342,465	—	—	7,342,465
Italy	—	164,967,400	—	164,967,400
Japan	—	513,639,025	—	513,639,025
Netherlands	—	222,691,958	—	222,691,958
South Korea	—	109,247,524	—	109,247,524
Sweden	—	96,958,344	—	96,958,344
Switzerland	—	585,634,682	—	585,634,682
United Kingdom	89,494,580	382,891,565	—	472,386,145
Total Common Stocks	147,875,045	3,139,911,441	—	3,287,786,486
Short-Term Investments
Mutual Fund	252,798,723	—	—	252,798,723
Repurchase Agreement	—	55,826,791	—	55,826,791
Total Short-Term Investments	252,798,723	55,826,791	—	308,625,514
Total Investments	$400,673,768	$3,195,738,232	$—	$3,596,412,000

Collateral for securities loaned (Liability)	$—	$(252,798,723)	$—	$(252,798,723)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,034,520	$—	$3,034,520
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,359,970)	—	(5,359,970)
Total Forward Contracts	$—	$(2,325,450)	$—	$(2,325,450)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$3,596,412,000
Cash denominated in foreign currencies (c)	300,263
Unrealized appreciation on forward foreign currency exchange contracts	3,034,520
Receivable for:
Investments sold	4,665,841
Fund shares sold	1,014,293
Dividends	10,115,330

Total Assets	3,615,542,247
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	5,359,970
Collateral for securities loaned	252,798,723
Payables for:
Investments purchased	18,031,862
Fund shares redeemed	423,745
Accrued expenses:
Management fees	2,095,311
Distribution and service fees	290,543
Deferred trustees’ fees	76,247
Other expenses	937,205

Total Liabilities	280,013,606

Net Assets	$3,335,528,641

Net assets consist of:
Paid in surplus	$3,162,876,322
Undistributed net investment income	36,785,228
Accumulated net realized gain	78,319,191
Unrealized appreciation on investments and foreign currency transactions	57,547,900

Net Assets	$3,335,528,641

Net Assets
Class A	$1,900,311,321
Class B	1,304,675,963
Class E	130,541,357
Capital Shares Outstanding*
Class A	128,341,199
Class B	89,764,093
Class E	8,917,937
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.81
Class B	14.53
Class E	14.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,536,464,918.
(b)	Includes securities loaned at value of $257,219,046.
(c)	Identified cost of cash denominated in foreign currencies was $300,198.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$62,806,365
Securities lending income	3,849,745

Total investment income	66,656,110
Expenses
Management fees	13,052,779
Administration fees	39,647
Custodian and accounting fees	760,971
Distribution and service fees—Class B	1,653,191
Distribution and service fees—Class E	99,261
Audit and tax services	27,317
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	110,324
Insurance	11,414
Miscellaneous	14,484

Total expenses	15,803,378
Less management fee waiver	(302,029)

Net expenses	15,501,349

Net Investment Income	51,154,761

Net Realized and Unrealized Gain
Net realized gain on:
Investments	100,731,823
Foreign currency transactions	12,920,940

Net realized gain	113,652,763

Net change in unrealized appreciation (depreciation) on:
Investments	34,348,263
Foreign currency transactions	(16,074,719)

Net change in unrealized appreciation	18,273,544

Net realized and unrealized gain	131,926,307

Net Increase in Net Assets From Operations	$183,081,068

(a)	Net of foreign withholding taxes of $6,058,099.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$51,154,761	$71,038,984
Net realized gain	113,652,763	336,305,777
Net change in unrealized appreciation (depreciation)	18,273,544	(599,780,055)

Increase (decrease) in net assets from operations	183,081,068	(192,435,294)

From Distributions to Shareholders
Net investment income
Class A	(59,540,773)	(54,140,114)
Class B	(38,314,087)	(32,348,334)
Class E	(3,931,196)	(3,509,332)
Net realized capital gains
Class A	(170,035,793)	(199,114,057)
Class B	(119,137,811)	(130,351,257)
Class E	(11,832,899)	(13,643,974)

Total distributions	(402,792,559)	(433,107,068)

Increase in net assets from capital share transactions	234,845,175	240,929,389

Total increase (decrease) in net assets	15,133,684	(384,612,973)

Net Assets
Beginning of period	3,320,394,957	3,705,007,930

End of period	$3,335,528,641	$3,320,394,957

Undistributed net investment income
End of period	$36,785,228	$87,416,523

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,607,338	$26,393,691	6,627,066	$112,469,627
Reinvestments	15,335,776	229,576,566	15,065,685	253,254,171
Redemptions	(8,006,358)	(137,441,712)	(16,042,559)	(279,251,145)

Net increase	8,936,756	$118,528,545	5,650,192	$86,472,653

Class B
Sales	3,055,494	$50,887,047	8,507,973	$144,082,806
Reinvestments	10,711,014	157,451,898	9,830,791	162,699,591
Redemptions	(6,196,499)	(102,080,095)	(9,369,611)	(157,893,264)

Net increase	7,570,009	$106,258,850	8,969,153	$148,889,133

Class E
Sales	328,775	$5,476,379	705,693	$12,072,397
Reinvestments	1,065,142	15,764,095	1,030,229	17,153,306
Redemptions	(679,669)	(11,182,694)	(1,390,810)	(23,658,100)

Net increase	714,248	$10,057,780	345,112	$5,567,603

Increase derived from capital shares transactions		$234,845,175		$240,929,389

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$15.94		$19.13	$15.06	$11.85	$13.78		$12.05

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.37	0.31	0.29	0.24		0.16
Net realized and unrealized gain (loss) on investments	0.65		(1.31)	4.22	3.16	(2.17)		1.83

Total from investment operations	0.91		(0.94)	4.53	3.45	(1.93)		1.99

Less Distributions
Distributions from net investment income	(0.53)		(0.48)	(0.46)	(0.24)	(0.00	)(b)	(0.26)
Distributions from net realized capital gains	(1.51)		(1.77)	0.00	0.00	0.00		0.00

Total distributions	(2.04)		(2.25)	(0.46)	(0.24)	(0.00	)(b)	(0.26)

Net Asset Value, End of Period	$14.81		$15.94	$19.13	$15.06	$11.85		$13.78

Total Return (%) (c)	5.52	(d)	(5.52)	30.80	29.47	(13.98)		16.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.83	0.83	0.83	0.85		0.85
Net ratio of expenses to average net assets (%) (f)	0.81	(e)	0.81	0.81	0.81	0.83		0.84
Ratio of net investment income to average net assets (%)	3.10	(e)	2.12	1.79	2.26	1.79		1.33
Portfolio turnover rate (%)	19	(d)	45	58	41	48		51
Net assets, end of period (in millions)	$1,900.3		$1,903.6	$2,176.6	$1,929.3	$1,775.7		$1,479.3

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$15.66		$18.84	$14.84	$11.67	$13.61		$11.91

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.32	0.25	0.25	0.21		0.13
Net realized and unrealized gain (loss) on investments	0.63		(1.29)	4.17	3.13	(2.15)		1.81

Total from investment operations	0.86		(0.97)	4.42	3.38	(1.94)		1.94

Less Distributions
Distributions from net investment income	(0.48)		(0.44)	(0.42)	(0.21)	0.00		(0.24)
Distributions from net realized capital gains	(1.51)		(1.77)	0.00	0.00	0.00		0.00

Total distributions	(1.99)		(2.21)	(0.42)	(0.21)	0.00		(0.24)

Net Asset Value, End of Period	$14.53		$15.66	$18.84	$14.84	$11.67		$13.61

Total Return (%) (c)	5.34	(d)	(5.79)	30.49	29.25	(14.25)		16.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(e)	1.08	1.08	1.08	1.10		1.10
Net ratio of expenses to average net assets (%) (f)	1.06	(e)	1.06	1.06	1.06	1.08		1.09
Ratio of net investment income to average net assets (%)	2.87	(e)	1.88	1.50	1.98	1.60		1.07
Portfolio turnover rate (%)	19	(d)	45	58	41	48		51
Net assets, end of period (in millions)	$1,304.7		$1,287.4	$1,379.5	$1,102.6	$948.2		$975.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.77		$18.95	$14.92	$11.74	$13.67	$11.96

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.34	0.27	0.27	0.23	0.15
Net realized and unrealized gain (loss) on investments	0.64		(1.29)	4.20	3.13	(2.16)	1.80

Total from investment operations	0.88		(0.95)	4.47	3.40	(1.93)	1.95

Less Distributions
Distributions from net investment income	(0.50)		(0.46)	(0.44)	(0.22)	0.00	(0.24)
Distributions from net realized capital gains	(1.51)		(1.77)	0.00	0.00	0.00	0.00

Total distributions	(2.01)		(2.23)	(0.44)	(0.22)	0.00	(0.24)

Net Asset Value, End of Period	$14.64		$15.77	$18.95	$14.92	$11.74	$13.67

Total Return (%) (c)	5.41	(d)	(5.67)	30.65	29.27	(14.12)	16.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.98	0.98	0.98	1.00	1.00
Net ratio of expenses to average net assets (%) (f)	0.96	(e)	0.96	0.96	0.96	0.98	0.99
Ratio of net investment income to average net assets (%)	2.97	(e)	1.98	1.60	2.10	1.74	1.22
Portfolio turnover rate (%)	19	(d)	45	58	41	48	51
Net assets, end of period (in millions)	$130.5		$129.4	$148.9	$116.6	$101.9	$134.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $55,826,791, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange

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Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$3,034,520	Unrealized depreciation on forward foreign currency exchange contracts	$5,359,970

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$3,034,520	$(3,034,520)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
State Street Bank and Trust	$5,359,970	$(3,034,520)	$—	$2,325,450

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$ 13,568,562

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(16,521,712)

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$296,426,478

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

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Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$633,556,943	$0	$662,996,240

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$13,052,779	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $1 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

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Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$89,997,780	$89,355,956	$343,109,288	$—	$433,107,068	$89,355,956

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$149,195,091	$253,302,178	$(10,066,034)	$—	$392,431,235

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 0.49%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

The first quarter ended with decent gains for two of the three asset classes used within the strategy—equities and government bonds, while commodities suffered. As in the past, equity markets where central banks are implementing quantitative easing measures experienced the greatest gains. Within the bond segment, yields continued their decline from 2014 as uncertainty about global economic growth and geopolitical fears pushed prices higher. Commodities again experienced material price weakness, especially energy and agriculture, hampered by the stronger U.S. dollar and growing supply/demand imbalances.

The second quarter was marked by heightened volatility across asset classes, with a backdrop that included another round of the Greek financial crisis, a bear market in local Chinese equities and mixed economic data across key markets. Following signs that the European Central Bank’s quantitative easing program is working, Eurozone inflation perked up and is nearing the Federal Reserve’s target for the U.S. This diminished the deflation threat and led to higher bond yields across the globe. Commodities ended the quarter in positive territory after three quarters of losses. Global equities were generally flat for the quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Balanced-Risk Allocation Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the portfolio. Secondarily, the portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the portfolio risk target to fluctuate between 6% and 10%.

Positive absolute performance from the strategic and tactical equities drove results for the reporting period. Strategic and tactical commodity and fixed income exposures detracted from absolute performance. The Portfolio’s relative underperformance occurred from the commodity and fixed income exposures.

Equity markets delivered gains with strong performance coming from the beginning of the year. Markets where central banks are still actively employing quantitative easing enjoyed particularly strong returns. However, early equity gains eroded in the period’s final month as the resurgence of Greece’s financial troubles and a meaningful Chinese equity correction triggered a substantial volatility increase. Conversely, U.S. large caps ended only slightly positive, troubled by concerns that the strong U.S. dollar would negatively affect earnings and by evidence of weak first quarter gross domestic product (GDP) numbers.

Most bond markets saw yields decline at first due to the persistent rout in commodity prices (which also tempered fears of rising inflationary pressures) and renewed geopolitical tensions in the Middle East and Greece’s ongoing negotiations to secure fresh funding from its international creditors. However, they were the big loser for the second quarter as threats of higher U.S. policy rates, improving European economic data and rising inflation readings led to substantial declines. Safe haven demand prompted by Greek financial concerns and the Chinese equity collapse softened the sting of higher yields in the final month, but was not enough to reverse the damage in some markets. U.K. Gilts, Japan and Australian government bonds experienced losses.

Commodities detracted from results for the period in large part due to the continuing collapse in industrial metal prices. Industrial metals suffered from concerns that China’s economic slowing would reduce demand, while precious metals fell amid fear of U.S. central bank interest rate hikes and a stronger U.S. dollar. Oil prices moved lower at first on rising inventory data and expectations for a deal on Iran’s nuclear program but then advanced nicely, with slower production growth and lower inventories among the factors behind the rally. Export demand for U.S. grain was low at first against a rising U.S. dollar, while Brazil’s weakening currency pressured select agricultural commodities like sugar and coffee. In the end of the period, agriculture posted strong gains, primarily due to strength in grains following signs of an easing supply glut in some key agricultural commodities and fear of lower crop yields due to heavy rainfall in key growing regions.

Tactical allocation tilts across commodities and fixed income delivered negative returns, mainly driven by exposure to the various commodity complexes. The bulk of the losses occurred in April when the strategy was generally underweight the commodity asset class during a strong bounce in commodity prices, particularly in energy and industrial metals. Decisions to overweight equities helped performance but not enough to offset untimely shifts in the other two asset classes.

The second quarter ended with investors facing several issues. Though Greece’s situation is currently grabbing headlines, there are potentially bigger concerns, including U.S. monetary policy and China’s startling attempts to manage a stock market meltdown.

The Portfolio’s tactical allocation process continued to favor equities, resulting in larger overweight’s in Europe and U.S. small-caps, while exposures to the other markets have declined slightly. Among government bonds, we have moved Australia, Germany and Japan from neutral to underweight exposures, while overweights in U.S. and U.K. bonds have been cut. Canadian bonds are now a slight

MIST-1

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

overweight as well. Regarding commodities, the Portfolio remained close to the minimum allowable risk contribution target, with increased underweights across energy and industrial metals. Precious metals have moved from a neutral stance to an underweight position as of the end of the period.

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	0.49	-0.26	4.46
Dow Jones Moderate Index	1.64	1.25	8.12

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	86.7
Global Developed Equities	41.8
Commodities - Production Weighted	24.7

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

MIST-3

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)	Actual	0.89%	$1,000.00	$1,004.90	$4.42
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—4.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—4.1%
U.S. Treasury Floating Rate Notes
0.060%, 01/31/16 (a) (b)	19,360,000	$19,359,845
0.084%, 04/30/16 (a) (b) (c)	26,156,000	26,161,022
0.085%, 07/31/16 (a) (b)	10,300,000	10,302,400

Total U.S. Treasury & Government Agencies (Cost $55,824,006)		55,823,267

Commodity-Linked Securities—2.9%
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 3 Agriculture Commodity Index, multiplied by 2), 06/21/16 (144A)	8,020,000	9,225,406
Cargill, Inc. Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 06/15/16 (144A)	15,866,996	18,338,444
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 02 Excess Return Index, multiplied by 2), 06/27/16 (144A) (a)	10,490,000	12,319,659

Total Commodity-Linked Securities (Cost $34,376,996)		39,883,509

Short-Term Investments—90.5%

Municipals—1.3%
Gainesville & Hall County, GA, Development Authority Revenue 0.160%, 03/01/21 (a)	17,900,000	17,900,000

Mutual Funds—19.6%
Premier Portfolio, Institutional Class 0.016% (d) (e)	32,583,395	32,583,395
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 0.000% (d) (e)	202,502,646	202,502,646
STIT-Liquid Assets Portfolio, Institutional Class 0.052% (d) (e)	32,583,396	32,583,396

		267,669,437

U.S. Treasury—3.8%
U.S. Treasury Bills
0.066%, 12/03/15 (b) (f)	6,390,000	6,388,212
0.068%, 07/23/15 (b) (f)	6,060,000	6,059,741
0.069%, 07/30/15 (b) (f)	8,620,000	8,619,514
0.077%, 07/09/15 (b) (f)	4,330,000	4,329,918
0.082%, 12/10/15 (b) (c) (f)	15,680,000	15,674,294
0.103%, 12/17/15 (b) (f)	4,020,000	4,018,065
0.774%, 07/16/15 (b) (f)	6,490,000	6,487,800

		51,577,544

Certificate of Deposit—10.0%
DBS Bank, Ltd.
0.183%, 07/20/15 (144A) (f)	7,000,000	6,999,298
Mizuho Bank, Ltd.
0.250%, 08/21/15 (f)	45,000,000	45,000,000
Nordea Bank Finland plc
0.195%, 08/26/15 (f)	5,500,000	5,500,000
Swedbank (Sparbank)
0.110%, 07/01/15 (f)	45,000,000	45,000,000
Toronto-Dominion Bank
0.210%, 07/29/15 (f)	33,750,000	33,750,131

		136,249,429

Commercial Paper—55.8%
Apple, Inc.
0.046%, 07/02/15 (144A) (f)	20,000,000	19,999,950
0.090%, 09/01/15 (144A) (f)	25,000,000	24,996,125
BMW U.S. Capital LLC
0.119%, 08/11/15 (144A) (f)	21,000,000	20,997,130
0.120%, 09/01/15 (144A) (f)	22,000,000	21,995,453
CAFCO LLC
0.200%, 09/21/15 (f)	45,000,000	44,979,500
Cancara Asset Securitisation LLC
0.176%, 07/27/15 (144A) (f)	40,000,000	39,994,800
CDP Financial, Inc.
0.165%, 07/07/15 (144A) (f)	5,000,000	4,999,842
0.187%, 08/05/15 (144A) (f)	25,000,000	24,995,382
0.190%, 09/02/15 (f)	12,000,000	11,996,010
Charta LLC
0.200%, 09/21/15 (f)	3,500,000	3,498,406
Chevron Corp.
0.066%, 07/14/15 (144A) (f)	15,000,000	14,999,621
0.078%, 07/07/15 (144A) (f)	30,000,000	29,999,550
Coca-Cola Co. (The)
0.139%, 08/11/15 (144A) (f)	25,000,000	24,996,014
0.211%, 10/08/15 (f)	11,000,000	10,993,648
Exxon Mobil Corp.
0.069%, 08/03/15 (f)	45,000,000	44,997,112
GDF Suez
0.151%, 07/08/15 (144A) (f)	45,000,000	44,998,512
Gotham Funding Corp.
0.191%, 07/17/15 (144A) (f)	45,000,000	44,996,000
Landesbank Hessen-Thueringen
0.156%, 07/07/15 (144A) (f)	5,000,000	4,999,850
Lexington Parker Capital Co. LLC
0.169%, 07/06/15 (144A) (f)	15,000,000	14,999,583
Liberty Funding LLC
0.153%, 07/17/15 (144A) (f)	12,000,000	11,999,147
0.221%, 09/24/15 (144A) (f)	23,500,000	23,487,793
Microsoft Corp.
0.085%, 07/15/15 (144A) (f)	45,000,000	44,998,425
Nestle Capital Corp.
0.070%, 09/02/15 (144A) (f)	34,000,000	33,995,835
Nieuw Amsterdam Receivables Corp.
0.200%, 09/01/15 (144A) (f)	12,000,000	11,995,867
0.200%, 09/02/15 (144A) (f)	25,000,000	24,991,250

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
PepsiCo, Inc.
0.071%, 07/08/15 (144A) (f)	45,000,000	$44,999,300
Regency Market No. 1 LLC
0.160%, 07/14/15 (144A) (f)	18,500,000	18,498,864
Sumitomo Mitsui Banking Corp. (NY)
0.190%, 07/14/15 (f)	28,000,000	28,000,000
0.219%, 07/10/15 (144A) (f)	11,000,000	10,999,340
Thunder Bay Funding LLC
0.241%, 10/01/15 (144A) (f)	14,000,000	13,991,413
Toyota Motor Credit Corp.
0.170%, 09/21/15 (f)	38,000,000	37,985,286

		760,375,008

Total Short-Term Investments (Cost $1,233,771,418)		1,233,771,418

Total Investments—97.5% (Cost $1,323,972,420) (g)		1,329,478,194
Other assets and liabilities (net)—2.5%		33,806,722

Net Assets—100.0%		$1,363,284,916

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $41,230,684.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2015, the market value of securities pledged was $7,502,036.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2015.
(f)	The rate shown represents current yield to maturity.
(g)	As of June 30, 2015, the aggregate cost of investments was $1,323,972,420. The aggregate unrealized appreciation and depreciation of investments were $5,508,276 and $(2,502), respectively, resulting in net unrealized appreciation of $5,505,774.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $624,807,853, which is 45.8% of net assets.
(EMTN)—	Euro Medium-Term Note
(LIBOR)—	London InterBank Offered Rate

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/15	2,270	AUD	282,548,677	$1,384,772
Brent Crude Oil Futures	11/13/15	257	USD	17,310,556	(412,806)
Canada Government Bond 10 Year Futures	09/21/15	1,867	CAD	259,889,506	1,193,350
Euro Stoxx 50 Index Futures	09/18/15	2,610	EUR	90,904,483	(1,365,560)
Euro-Bund Futures	09/08/15	1,049	EUR	161,503,183	(2,291,220)
FTSE 100 Index Futures	09/18/15	1,103	GBP	73,715,555	(3,278,782)
Gasoline RBOB Futures	07/31/15	275	USD	23,540,721	129,849
Hang Seng Index Futures	07/30/15	467	HKD	636,232,180	(3,143,730)
Japanese Government 10 Year Bond Futures	09/10/15	140	JPY	20,538,209,986	307,145
Natural Gas Futures	11/25/15	110	USD	3,484,900	(37,500)
New York Harbor ULSD Futures	07/31/15	63	USD	5,121,858	(121,183)
Russell 2000 Mini Index Futures	09/18/15	690	USD	86,972,813	(695,213)
S&P 500 E-Mini Index Futures	09/18/15	783	USD	81,736,024	(1,306,264)
Silver Futures	09/28/15	420	USD	33,277,946	(557,847)
TOPIX Index Futures	09/10/15	710	JPY	11,726,162,485	(1,222,474)
U.S. Treasury Long Bond Futures	09/21/15	1,005	USD	154,352,743	(2,754,774)
United Kingdom Long Gilt Bond Futures	09/28/15	1,411	GBP	164,998,043	(2,675,859)
WTI Light Sweet Crude Oil Futures	09/21/15	200	USD	12,085,661	(65,661)

Net Unrealized Depreciation					$(16,913,757)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
0.000%	07/31/15	Goldman Sachs & Co.	Hang Seng Index	HKD	144,327,403	$ (702,595)	$—	$(702,595)
0.400%	05/31/16	Goldman Sachs & Co.	Goldman Sachs Alpha Basket B784 Excess Return Index	USD	18,164,628	—	—	—
0.330%	05/12/16	Barclays Bank plc	Barclays Commodity Strategy 1452 Excess Return Index	USD	13,226,767	(122,540)	—	(122,540)
0.450%	05/05/16	Barclays Bank plc	Barclays Commodity Strategy 1715 Index	USD	2,502,255	291,525	—	291,525
0.300%	04/11/16	Canadian Imperial Bank of Commerce	CIBC Dynamic Roll LME Copper Excess Return Index 2	USD	26,389,229	(505,366)	—	(505,366)
0.470%	05/05/16	Cargill, Inc.	Monthly Rebalance Commodity Excess Return Index	USD	21,785,806	12	—	12
0.250%	04/25/16	JP Morgan Chase Bank N.A.	JPMorgan Contag Beta Gas Oil Excess Return Index	USD	4,658,800	7,923	—	7,923
0.380%	10/16/15	Morgan Stanley Capital Securities LLC	S&P GSCI Alumium Dynamic Roll Index	USD	26,599,223	(447,201)	—	(447,201)
0.090%	04/22/16	JP Morgan Chase Bank N.A.	S&P GSGI Gold Excess Return Index	USD	19,686,754	(204,495)	—	(204,495)
0.140%	02/24/16	Bank of America Corp.	Merrill Lynch Gold Excess Return Index	USD	24,380,216	—	—	—
0.120%	01/12/16	Cargill, Inc.	Single Commodity Index Excess Return	USD	12,905,248	—	—	—

Totals						$(1,682,737)	$—	$(1,682,737)

Cash in the amount of $1,040,485 and securities in the amount of $1,056,610 have been received at the custodian bank as collateral for OTC swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$55,823,267	$—	$55,823,267
Total Commodity-Linked Securities	—	39,883,509	—	39,883,509
Short-Term Investments
Municipals	—	17,900,000	—	17,900,000
Mutual Funds	267,669,437	—	—	267,669,437
U.S. Treasury	—	51,577,544	—	51,577,544
Certificate of Deposit	—	136,249,429	—	136,249,429
Commercial Paper	—	760,375,008	—	760,375,008
Total Short-Term Investments	267,669,437	966,101,981	—	1,233,771,418
Total Investments	$267,669,437	$1,061,808,757	$—	$1,329,478,194

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,015,116	$—	$—	$3,015,116
Futures Contracts (Unrealized Depreciation)	(19,928,873)	—	—	(19,928,873)
Total Futures Contracts	$(16,913,757)	$—	$—	$(16,913,757)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$299,460	$—	$299,460
OTC Swap Contracts at Value (Liabilities)	—	(1,982,197)	—	(1,982,197)
Total OTC Swap Contracts	$—	$(1,682,737)	$—	$(1,682,737)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$1,061,808,757
Affiliated investments at value (b)	267,669,437
Cash	3,786,472
Cash collateral for futures contracts	28,695,000
OTC swap contracts at market value	299,460
Receivable for:
OTC swap contracts	2,875,925
Fund shares sold	381,351
Interest	55,809
Variation margin on futures contracts	1,487,181

Total Assets	1,367,059,392
Liabilities
OTC swap contracts at market value	1,982,197
Payables for:
Fund shares redeemed	512,641
Interest on OTC swap contracts	30,496
Accrued expenses:
Management fees	678,931
Distribution and service fees	280,047
Deferred trustees’ fees	51,044
Other expenses	239,120

Total Liabilities	3,774,476

Net Assets	$1,363,284,916

Net assets consist of:
Paid in surplus	$1,365,774,392
Distributions in excess of net investment income	(5,559,233)
Accumulated net realized gain	16,197,344
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(13,127,587)

Net Assets	$1,363,284,916

Net Assets
Class B	$1,363,284,916
Capital Shares Outstanding*
Class B	141,618,501
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,056,302,983.
(b)	Identified cost of affiliated investments was $267,669,437.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from affiliated investments	$53,819
Interest (a)	696,291

Total investment income	750,110
Expenses
Management fees	4,354,815
Administration fees	40,835
Custodian and accounting fees	87,903
Distribution and service fees—Class B	1,711,196
Audit and tax services	40,262
Legal	17,542
Trustees’ fees and expenses	19,698
Shareholder reporting	36,587
Insurance	4,283
Miscellaneous	6,975

Total expenses	6,320,096
Less management fee waiver	(221,444)

Net expenses	6,098,652

Net Investment Loss	(5,348,542)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(9,473,931)
Futures contracts	53,006,066
Swap contracts	(5,534,154)
Foreign currency transactions	1,209,237

Net realized gain	39,207,218

Net change in unrealized appreciation (depreciation) on:
Investments	8,522,712
Futures contracts	(35,424,277)
Swap contracts	(1,092,898)
Foreign currency transactions	(86,852)

Net change in unrealized depreciation	(28,081,315)

Net realized and unrealized gain	11,125,903

Net Increase in Net Assets From Operations	$5,777,361

(a)	Net of foreign withholding taxes of $1,329.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(5,348,542)	$(10,513,011)
Net realized gain	39,207,218	81,315,159
Net change in unrealized appreciation (depreciation)	(28,081,315)	1,152,382

Increase in net assets from operations	5,777,361	71,954,530

From Distributions to Shareholders
Net investment income
Class B	(37,877,864)	0
Net realized capital gains
Class B	(97,181,591)	(62,513,812)

Total distributions	(135,059,455)	(62,513,812)

Increase in net assets from capital share transactions	141,234,474	1,426,135

Total increase in net assets	11,952,380	10,866,853

Net Assets
Beginning of period	1,351,332,536	1,340,465,683

End of period	$1,363,284,916	$1,351,332,536

Accumulated undistributed net investment income (loss)
End of period	$(5,559,233)	$37,667,173

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	5,176,700	$56,113,155	8,227,235	$87,209,317
Reinvestments	14,068,693	135,059,455	6,087,031	62,513,812
Redemptions	(4,637,617)	(49,938,136)	(13,978,245)	(148,296,994)

Net increase	14,607,776	$141,234,474	336,021	$1,426,135

Increase derived from capital shares transactions		$141,234,474		$1,426,135

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012(a)
Net Asset Value, Beginning of Period	$10.64		$10.58	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.04)		(0.08)	(0.08)	(0.06)
Net realized and unrealized gain on investments	0.09		0.65	0.27	0.69

Total from investment operations	0.05		0.57	0.19	0.63

Less Distributions
Distributions from net investment income	(0.30)		0.00	0.00	(0.03)
Distributions from net realized capital gains	(0.76)		(0.51)	(0.10)	(0.11)

Total distributions	(1.06)		(0.51)	(0.10)	(0.14)

Net Asset Value, End of Period	$9.63		$10.64	$10.58	$10.49

Total Return (%) (c)	0.49	(d)	5.58	1.86	6.34	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(e)	0.94	0.93	1.03	(e)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	(e)	0.93	0.91	1.03	(e)
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.91	0.90	0.90	(e)
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.89	(e)	0.90	0.88	0.90	(e)
Ratio of net investment loss to average net assets (%)	(0.78	)(e)	(0.78)	(0.76)	(0.80	)(e)
Portfolio turnover rate (%)	27	(d)	44	34	0	(g)
Net assets, end of period (in millions)	$1,363.3		$1,351.3	$1,340.5	$973.1

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	There were no long term sale transactions during the period ended December 31, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary may invest in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2015	% of Total Assets at June 30, 2015
Invesco Balanced-Risk Allocation Portfolio, Ltd.	4/23/2012	$319,448,935	23.4%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the consolidated financial statements were issued.

MIST-12

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a

MIST-13

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

MIST-14

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The

MIST-15

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$2,885,267	Unrealized depreciation on futures contracts* (a)	$7,721,853
Equity			OTC swap contracts at market value (b)	702,595
			Unrealized depreciation on futures contracts* (a)	11,012,023
Commodity	OTC swap contracts at market value (b)	299,460	OTC swap contracts at market value (b)	1,279,602
	Unrealized appreciation on futures contracts* (a)	129,849	Unrealized depreciation on futures contracts* (a)	1,194,997

Total		$3,314,576		$21,911,070

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest payable of $30,496.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-16

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$291,525	$(122,540)	$—	$168,985
Cargill, Inc.	12	—	(12)	—
JP Morgan Chase Bank N.A.	7,923	(7,923)	—	—

	$299,460	$(130,463)	$(12)	$168,985

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$122,540	$(122,540)	$—	$—
Canadian Imperial Bank of Commerce	505,366	—	(505,366)	—
Goldman Sachs & Co.	702,595	—	(702,595)	—
JP Morgan Chase Bank N.A.	204,495	(7,923)	—	196,572
Morgan Stanley Capital Securities LLC	447,201	—	—	447,201

	$1,982,197	$(130,463)	$(1,207,961)	$643,773

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$11,251,642	$48,909,147	$(7,154,723)	$53,006,066
Swap contracts	505,485	3,317,377	(9,357,016)	(5,534,154)

	$11,757,127	$52,226,524	$(16,511,739)	$47,471,912

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(25,419,097)	$(19,157,442)	$9,152,262	$(35,424,277)
Swap contracts	(708,048)	(998,336)	613,486	(1,092,898)

	$(26,127,145)	$(20,155,778)	$9,765,748	$(36,517,175)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$806,301,062
Swap contracts	1,142,783

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-17

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$34,376,996	$0	$22,756,380

MIST-18

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$4,354,815	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

MIST-19

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
Premier Portfolio, Institutional Class	43,003,154	224,053,503	(234,473,262)	32,583,395
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	195,268,089	217,844,567	(210,610,010)	202,502,646
STIT-Liquid Assets Portfolio, Institutional Class	43,003,154	224,053,503	(234,473,261)	32,583,396

Security Description	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2015
Premier Portfolio, Institutional Class	$—	$—	$—	$32,583,395
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	—	—	53,819	202,502,646
STIT-Liquid Assets Portfolio, Institutional Class	—	—	—	32,583,396

	$—	$—	$53,819	$267,669,437

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$37,239,673	$9,883,370	$25,274,139	$2,806,389	$62,513,812	$12,689,759

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$84,556,374	$50,101,461	$(7,823,062)	$—	$126,834,773

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-20

Met Investors Series Trust

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the Invesco Comstock Portfolio returned 0.82% and 0.66%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -0.61%.

MARKET ENVIRONMENT / CONDITIONS

During the beginning of the period, the strengthening U.S. dollar, persistently low oil prices, and the possibility of a change in the Federal Reserve’s stance on interest rates weighed on investors. While previously isolated to non-U.S. economies, investor concerns about economic growth included the U.S. following weaker than expected Gross Domestic Product growth. Headwinds from a rough winter, falling oil prices and a strong dollar resulted in 0.2% contraction in the economy during the first quarter of the year. In this environment, volatility returned to the U.S. equity markets with broad declines occurring in January and March. In the latter half of the period, as the global economy continued at a slow pace, an otherwise broadly subdued quarter for equity markets ended with significant concerns about the fallout from a potential Greek exit from the eurozone. In the U.S., the S&P 500 Index produced positive returns, despite disappointing growth. In the European markets, despite concerns of a “Grexit”, there were some indications that the European Central Bank’s quantitative easing program was starting to produce results. Emerging markets, particularly in Asia, continued to face headwinds from a slowing Chinese economy, which grew 7% during the first quarter – the slowest in several years.

In general, U.S. stocks underperformed international and global indices, although all major equity indices posted positive performance. Within the U.S., growth outperformed value within small, mid and large caps, with small growth being the best performing asset class and large value being the worst performing asset class.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio produced positive returns and outperformed the Russell 1000 Value Index for the six-month period ended June 30, 2015. Within the Russell 1000 Value Index, the Telecommunication Services, Health Care, Financials and Industrials sectors posted positive returns, while the remaining sectors were negative. The Portfolio’s main performance driver was stock selection.

Strong stock selection within Consumer Staples was a large contributor to relative performance for the period. Within the food, beverage & tobacco industry, ConAgra Foods was a notable contributor, posting a strong return after activist investor, Jana Partners, announced a stake in the company and sought seats on the board of directors. Not owning Procter & Gamble also benefited relative performance, as the stock performed poorly during the period. Having a material underweight to Utilities stocks, due to unattractive valuations, also enhanced relative performance, as Utilities was the worst performing sector in the Russell 1000 Value Index. Favorable stock selection within Financials was a large contributor to relative performance for the period. Specifically, an overweight and stock selection in banks helped relative performance. Citigroup was a top contributor as the bank turned in a strong first quarter profit after reporting disappointing earnings earlier in the period. Having no exposure to Real Estate also helped relative performance as the industry declined for the period. Select holdings within diversified financials performed well for the period, while not owning Berkshire Hathaway was the largest contributor to relative performance within the industry.

Conversely, weak stock selection within Materials detracted from relative performance. Notably, International Paper and Alcoa both performed poorly for the period. Despite reporting strong earnings in the first quarter of 2015, analysts lowered price targets on International Paper on concerns that margins and earnings may have peaked during the current cycle. Stock selection and an underweight in Health Care also hurt relative performance. The main detractor was having a material underweight within the healthcare equipment and services industry during the period, as those stocks performed relatively well. Stock selection and an overweight to Telecommunication Services also dampened relative performance. The biggest detractor within the sector was not owning AT&T, as the stock performed well and was a large weight within the benchmark. Finally, stock selection within Information Technology was a large detractor for the period. Notably, Hewlett-Packard and NetApp, within hardware & equipment were the main detractors within the sector.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period. This was mainly due to the strength of the U.S. dollar compared to the foreign currencies in which the Portfolio’s non-U.S. holdings were denominated.

MIST-1

Met Investors Series Trust

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, compared to the Russell 1000 Value Index, the Portfolio was overweight Consumer Discretionary, Energy and Information Technology. The Portfolio was underweight Telecommunication Services, Utilities, Materials, Consumer Staples, Industrials, Health Care and Financials.

Kevin C. Holt

Jason S. Leder

Devin E. Armstrong

Matt Seinsheimer

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	0.82	3.57	16.55	7.04
Class B	0.66	3.29	16.26	6.78
Russell 1000 Value Index	-0.61	4.13	16.50	7.05

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Citigroup, Inc.	4.9
JPMorgan Chase & Co.	3.6
Bank of America Corp.	2.6
General Electric Co.	2.5
Carnival Corp.	2.5
ConAgra Foods, Inc.	2.1
Suncor Energy, Inc.	2.0
Wells Fargo & Co.	2.0
Merck & Co., Inc.	2.0
Cisco Systems, Inc.	1.9

Top Sectors

% of Net Assets
Financials	26.3
Consumer Discretionary	16.9
Energy	14.7
Information Technology	12.5
Health Care	11.9
Industrials	6.4
Consumer Staples	5.5
Materials	1.4
Utilities	1.0
Telecommunication Services	0.6

MIST-3

Met Investors Series Trust

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.56%	$1,000.00	$1,008.20	$2.79
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B(a)	Actual	0.81%	$1,000.00	$1,006.60	$4.03
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Honeywell International, Inc.	157,093	$16,018,773
Textron, Inc.	685,680	30,601,899

		46,620,672

Auto Components—1.8%
Johnson Controls, Inc.	993,165	49,191,462

Automobiles—1.8%
General Motors Co.	1,449,954	48,326,967

Banks—17.4%
Bank of America Corp.	4,107,016	69,901,412
Citigroup, Inc.	2,364,538	130,617,079
Citizens Financial Group, Inc.	619,916	16,929,906
Fifth Third Bancorp	1,787,969	37,225,515
JPMorgan Chase & Co.	1,438,363	97,463,477
PNC Financial Services Group, Inc. (The)	517,020	49,452,963
U.S. Bancorp	244,935	10,630,179
Wells Fargo & Co.	948,271	53,330,761

		465,551,292

Beverages—1.0%
Coca-Cola Co. (The)	711,290	27,903,907

Capital Markets—6.3%
Bank of New York Mellon Corp. (The)	973,192	40,844,868
Goldman Sachs Group, Inc. (The)	152,065	31,749,651
Morgan Stanley	1,266,172	49,114,812
State Street Corp.	596,628	45,940,356

		167,649,687

Communications Equipment—2.0%
Cisco Systems, Inc.	1,898,604	52,135,666

Consumer Finance—0.5%
Ally Financial, Inc. (a)	538,135	12,070,368

Diversified Telecommunication Services—0.6%
Frontier Communications Corp. (b)	3,463,841	17,146,013

Electric Utilities—0.5%
FirstEnergy Corp.	386,148	12,569,117

Electrical Equipment—1.1%
Emerson Electric Co.	511,995	28,379,883

Electronic Equipment, Instruments & Components—0.6%
Corning, Inc.	876,126	17,285,966

Energy Equipment & Services—3.5%
Halliburton Co.	602,037	25,929,733
Noble Corp. plc (b)	1,064,243	16,378,700
Weatherford International plc (a)	4,106,422	50,385,798

		92,694,231

Food & Staples Retailing—1.0%
CVS Health Corp.	116,128	12,179,505
Wal-Mart Stores, Inc.	212,748	15,090,215

		27,269,720

Food Products—2.9%
ConAgra Foods, Inc.	1,268,757	55,470,056
Mondelez International, Inc. - Class A	533,105	21,931,940

		77,401,996

Health Care Equipment & Supplies—0.7%
Medtronic plc	250,094	18,531,965

Health Care Providers & Services—1.9%
Anthem, Inc.	166,130	27,268,578
Express Scripts Holding Co. (a) (b)	263,371	23,424,217

		50,692,795

Hotels, Restaurants & Leisure—2.5%
Carnival Corp.	1,332,392	65,806,841

Household Durables—0.8%
Newell Rubbermaid, Inc.	507,751	20,873,644

Industrial Conglomerates—2.5%
General Electric Co.	2,527,934	67,167,206

Insurance—2.2%
Aflac, Inc.	419,694	26,104,967
Allstate Corp. (The)	483,531	31,366,656

		57,471,623

Internet Software & Services—2.2%
eBay, Inc. (a)	781,852	47,098,765
Yahoo!, Inc. (a)	320,729	12,601,442

		59,700,207

Machinery—1.0%
Ingersoll-Rand plc	413,884	27,904,059

Media—7.0%
CBS Corp. - Class B	224,636	12,467,298
Comcast Corp. - Class A	705,208	42,411,209
Time Warner Cable, Inc.	208,225	37,099,448
Time Warner, Inc.	210,621	18,410,382
Twenty-First Century Fox, Inc. - Class B	1,036,672	33,401,572
Viacom, Inc. - Class B	682,786	44,135,287

		187,925,196

Metals & Mining—0.6%
Alcoa, Inc.	1,395,779	15,562,936

Multi-Utilities—0.5%
PG&E Corp.	280,604	13,777,656

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—2.6%
Kohl’s Corp. (b)	631,375	$39,530,389
Target Corp.	378,280	30,878,996

		70,409,385

Oil, Gas & Consumable Fuels—11.3%
BP plc (ADR)	1,242,396	49,646,144
Chevron Corp.	282,211	27,224,895
Devon Energy Corp.	514,120	30,584,999
Hess Corp. (b)	239,389	16,010,336
Murphy Oil Corp. (b)	634,358	26,370,262
Occidental Petroleum Corp.	323,015	25,120,877
QEP Resources, Inc.	1,138,034	21,065,010
Royal Dutch Shell plc - Class A (ADR)	895,127	51,031,190
Suncor Energy, Inc.	1,981,171	54,521,826

		301,575,539

Paper & Forest Products—0.8%
International Paper Co.	469,667	22,351,452

Personal Products—0.5%
Unilever NV	317,294	13,275,581

Pharmaceuticals—9.4%
AbbVie, Inc.	357,318	24,008,196
Bristol-Myers Squibb Co.	189,349	12,599,283
GlaxoSmithKline plc (ADR)	240,753	10,027,363
Merck & Co., Inc.	927,403	52,797,053
Novartis AG	437,314	43,194,743
Pfizer, Inc.	1,369,887	45,932,311
Roche Holding AG (ADR) (b)	685,086	24,025,966
Sanofi (ADR)	756,361	37,462,560

		250,047,475

Semiconductors & Semiconductor Equipment—0.9%
Intel Corp.	822,988	25,031,180

Software—4.3%
Autodesk, Inc. (a)	153,628	7,692,922
Citrix Systems, Inc. (a)	470,079	32,980,743
Microsoft Corp.	793,113	35,015,939
Symantec Corp.	1,653,396	38,441,457

		114,131,061

Technology Hardware, Storage & Peripherals—2.5%
Hewlett-Packard Co.	1,174,892	35,258,509
NetApp, Inc.	992,369	31,319,166

		66,577,675

Textiles, Apparel & Luxury Goods—0.3%
Fossil Group, Inc. (a) (b)	126,964	8,806,223

Total Common Stocks (Cost $2,114,429,706)		2,599,816,646

Short-Term Investments—4.9%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—2.2%
State Street Navigator Securities Lending MET Portfolio (c)	58,958,689	58,958,689

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $72,011,114 on 07/01/15, collateralized by $73,075,000 U.S. Treasury Notes with rates ranging from 1.250% - 1.375%, maturity dates ranging from 12/31/18 - 02/28/19, with a value of $73,451,350.	72,011,114	72,011,114

Total Short-Term Investments (Cost $130,969,803)		130,969,803

Total Investments—102.1% (Cost $2,245,399,509) (d)		2,730,786,449
Other assets and liabilities (net)—(2.1)%		(56,194,701)

Net Assets—100.0%		$2,674,591,748

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $81,295,951 and the collateral received consisted of cash in the amount of $58,958,689 and non-cash collateral with a value of $24,046,568. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $2,245,399,509. The aggregate unrealized appreciation and depreciation of investments were $570,650,681 and $(85,263,741), respectively, resulting in net unrealized appreciation of $485,386,940.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	2,211,078	Canadian Imperial Bank of Commerce	07/14/15	$1,794,852	$(24,855)
CHF	3,914,881	Deutsche Bank AG	07/14/15	4,229,469	(40,441)

Contracts to Deliver
CAD	15,073,962	Canadian Imperial Bank of Commerce	07/14/15	12,343,666	276,763
CAD	15,051,711	Deutsche Bank AG	07/14/15	12,321,208	272,117
CAD	15,051,711	Goldman Sachs International	07/14/15	12,320,099	271,007
CAD	15,051,712	Royal Bank of Canada	07/14/15	12,322,167	273,075
CHF	14,525,529	Canadian Imperial Bank of Commerce	07/14/15	15,685,131	142,425
CHF	14,543,051	Deutsche Bank AG	07/14/15	15,709,141	147,686
CHF	14,525,529	Goldman Sachs International	07/14/15	15,685,469	142,763
CHF	14,525,529	Royal Bank of Canada	07/14/15	15,685,131	142,425
EUR	15,412,784	Barclays Bank plc	07/14/15	17,476,895	291,185
EUR	15,412,785	Canadian Imperial Bank of Commerce	07/14/15	17,484,803	299,092
EUR	15,412,785	Deutsche Bank AG	07/14/15	17,481,489	295,778
EUR	15,413,122	Goldman Sachs International	07/14/15	17,482,950	296,863
EUR	15,412,784	Royal Bank of Canada	07/14/15	17,470,545	284,835
GBP	8,401,742	Barclays Bank plc	07/14/15	13,043,116	(157,011)
GBP	8,317,354	Canadian Imperial Bank of Commerce	07/14/15	12,901,297	(166,246)
GBP	8,317,353	Deutsche Bank AG	07/14/15	12,907,035	(160,507)
GBP	8,317,354	Goldman Sachs International	07/14/15	12,901,297	(166,246)

Net Unrealized Appreciation					$2,420,708

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$46,620,672	$—	$—	$46,620,672
Auto Components	49,191,462	—	—	49,191,462
Automobiles	48,326,967	—	—	48,326,967
Banks	465,551,292	—	—	465,551,292
Beverages	27,903,907	—	—	27,903,907
Capital Markets	167,649,687	—	—	167,649,687
Communications Equipment	52,135,666	—	—	52,135,666
Consumer Finance	12,070,368	—	—	12,070,368
Diversified Telecommunication Services	17,146,013	—	—	17,146,013
Electric Utilities	12,569,117	—	—	12,569,117
Electrical Equipment	28,379,883	—	—	28,379,883
Electronic Equipment, Instruments & Components	17,285,966	—	—	17,285,966
Energy Equipment & Services	92,694,231	—	—	92,694,231
Food & Staples Retailing	27,269,720	—	—	27,269,720
Food Products	77,401,996	—	—	77,401,996
Health Care Equipment & Supplies	18,531,965	—	—	18,531,965
Health Care Providers & Services	50,692,795	—	—	50,692,795
Hotels, Restaurants & Leisure	65,806,841	—	—	65,806,841
Household Durables	20,873,644	—	—	20,873,644
Industrial Conglomerates	67,167,206	—	—	67,167,206
Insurance	57,471,623	—	—	57,471,623
Internet Software & Services	59,700,207	—	—	59,700,207
Machinery	27,904,059	—	—	27,904,059
Media	187,925,196	—	—	187,925,196
Metals & Mining	15,562,936	—	—	15,562,936
Multi-Utilities	13,777,656	—	—	13,777,656
Multiline Retail	70,409,385	—	—	70,409,385
Oil, Gas & Consumable Fuels	301,575,539	—	—	301,575,539
Paper & Forest Products	22,351,452	—	—	22,351,452
Personal Products	13,275,581	—	—	13,275,581
Pharmaceuticals	206,852,732	43,194,743	—	250,047,475
Semiconductors & Semiconductor Equipment	25,031,180	—	—	25,031,180
Software	114,131,061	—	—	114,131,061
Technology Hardware, Storage & Peripherals	66,577,675	—	—	66,577,675
Textiles, Apparel & Luxury Goods	8,806,223	—	—	8,806,223
Total Common Stocks	2,556,621,903	43,194,743	—	2,599,816,646

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$58,958,689	$—	$—	$58,958,689
Repurchase Agreement	—	72,011,114	—	72,011,114
Total Short-Term Investments	58,958,689	72,011,114	—	130,969,803
Total Investments	$2,615,580,592	$115,205,857	$—	$2,730,786,449

Collateral for securities loaned (Liability)	$—	$(58,958,689)	$—	$(58,958,689)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,136,014	$—	$3,136,014
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(715,306)	—	(715,306)
Total Forward Contracts	$—	$2,420,708	$—	$2,420,708

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Comstock Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$2,730,786,449
Cash	136,148
Cash denominated in foreign currencies (c)	693
Unrealized appreciation on forward foreign currency exchange contracts	3,136,014
Receivable for:
Investments sold	1,634,091
Fund shares sold	321,221
Dividends	5,537,196

Total Assets	2,741,551,812
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	715,306
Collateral for securities loaned	58,958,689
Payables for:
Investments purchased	5,035,894
Fund shares redeemed	461,159
Accrued expenses:
Management fees	1,212,386
Distribution and service fees	244,011
Deferred trustees’ fees	76,247
Other expenses	256,372

Total Liabilities	66,960,064

Net Assets	$2,674,591,748

Net assets consist of:
Paid in surplus	$2,056,707,802
Undistributed net investment income	17,707,721
Accumulated net realized gain	112,375,466
Unrealized appreciation on investments and foreign currency transactions	487,800,759

Net Assets	$2,674,591,748

Net Assets
Class A	$1,514,851,824
Class B	1,159,739,924
Capital Shares Outstanding*
Class A	101,401,765
Class B	77,927,474
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.94
Class B	14.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,245,399,509.
(b)	Includes securities loaned at value of $81,295,951.
(c)	Identified cost of cash denominated in foreign currencies was $694.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$31,646,806
Securities lending income	240,862

Total investment income	31,887,668
Expenses
Management fees	7,697,260
Administration fees	31,990
Custodian and accounting fees	122,627
Distribution and service fees—Class B	1,483,913
Audit and tax services	20,058
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	57,750
Insurance	9,132
Miscellaneous	11,515

Total expenses	9,468,235
Less management fee waiver	(313,927)

Net expenses	9,154,308

Net Investment Income	22,733,360

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	106,529,532
Foreign currency transactions	10,031,067

Net realized gain	116,560,599

Net change in unrealized depreciation on:
Investments	(114,472,342)
Foreign currency transactions	(2,410,469)

Net change in unrealized depreciation	(116,882,811)

Net realized and unrealized loss	(322,212)

Net Increase in Net Assets From Operations	$22,411,148

(a)	Net of foreign withholding taxes of $939,370.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,733,360	$50,796,331
Net realized gain	116,560,599	367,986,897
Net change in unrealized depreciation	(116,882,811)	(159,023,139)

Increase in net assets from operations	22,411,148	259,760,089

From Distributions to Shareholders
Net investment income
Class A	(45,937,469)	(21,749,261)
Class B	(32,749,943)	(7,092,034)
Net realized capital gains
Class A	(49,375,617)	0
Class B	(38,048,811)	0

Total distributions	(166,111,840)	(28,841,295)

Increase (decrease) in net assets from capital share transactions	17,647,397	(90,670,600)

Total increase (decrease) in net assets	(126,053,295)	140,248,194

Net Assets
Beginning of period	2,800,645,043	2,660,396,849

End of period	$2,674,591,748	$2,800,645,043

Undistributed net investment income
End of period	$17,707,721	$73,661,773

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	95,965	$1,493,801	1,649,454	$24,172,475
Fund subscription in kind	0	0	559,403	8,195,260 (a)
Reinvestments	6,258,246	95,313,086	1,510,366	21,749,261
Redemptions	(5,484,263)	(87,991,848)	(33,330,015)	(500,326,589)

Net increase (decrease)	869,948	$8,815,039	(29,610,792)	$(446,209,593)

Class B
Sales	1,098,568	$17,285,239	4,513,337	$66,951,747
Fund subscription in kind	0	0	31,042,508	453,531,039 (a)
Reinvestments	4,667,024	70,798,754	493,875	7,092,034
Redemptions	(5,003,620)	(79,251,635)	(11,430,848)	(172,035,827)

Net increase	761,972	$8,832,358	24,618,872	$355,538,993

Increase (decrease) derived from capital shares transactions		$17,647,397		$(90,670,600)

(a)	Includes cash and securities amounting to $139,245 and $8,056,015 for Class A, respectively and $7,705,906 and $445,825,133 for Class B, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.79		$14.58	$10.90	$9.32	$9.55	$8.43

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.30	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss) on investments	0.01		1.08	3.65	1.55	(0.27)	1.14

Total from investment operations	0.15		1.38	3.85	1.74	(0.10)	1.27

Less Distributions
Distributions from net investment income	(0.48)		(0.17)	(0.17)	(0.16)	(0.13)	(0.15)
Distributions from net realized capital gains	(0.52)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.00)		(0.17)	(0.17)	(0.16)	(0.13)	(0.15)

Net Asset Value, End of Period	$14.94		$15.79	$14.58	$10.90	$9.32	$9.55

Total Return (%) (b)	0.82	(c)	9.60	35.64	18.76	(1.17)	15.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.59	0.60	0.61	0.64
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.56	0.57	0.58	0.61	0.64
Ratio of net investment income to average net assets (%)	1.77	(d)	1.97	1.59	1.90	1.81	1.51
Portfolio turnover rate (%)	8	(c)	23 (f)	14	17	25	29
Net assets, end of period (in millions)	$1,514.9		$1,587.6	$1,897.6	$1,524.2	$1,406.5	$828.0

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.72		$14.52	$10.85	$9.28	$9.52	$8.41

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.24	0.17	0.17	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.01		1.10	3.64	1.53	(0.27)	1.13

Total from investment operations	0.13		1.34	3.81	1.70	(0.13)	1.24

Less Distributions
Distributions from net investment income	(0.45)		(0.14)	(0.14)	(0.13)	(0.11)	(0.13)
Distributions from net realized capital gains	(0.52)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.97)		(0.14)	(0.14)	(0.13)	(0.11)	(0.13)

Net Asset Value, End of Period	$14.88		$15.72	$14.52	$10.85	$9.28	$9.52

Total Return (%) (b)	0.66	(c)	9.31	35.39	18.43	(1.48)	14.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.83	0.84	0.85	0.86	0.89
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.81	0.82	0.83	0.86	0.89
Ratio of net investment income to average net assets (%)	1.52	(d)	1.60	1.33	1.65	1.50	1.28
Portfolio turnover rate (%)	8	(c)	23 (f)	14	17	25	29
Net assets, end of period (in millions)	$1,159.7		$1,213.1	$762.8	$607.1	$555.3	$582.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $72,011,114, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange

MIST-15

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$3,136,014	Unrealized depreciation on forward foreign currency exchange contracts	$715,306

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$291,185	$(157,011)	$—	$134,174
Canadian Imperial Bank of Commerce	718,280	(191,101)	—	527,179
Deutsche Bank AG	715,581	(200,948)	—	514,633
Goldman Sachs International	710,633	(166,246)	—	544,387
Royal Bank of Canada	700,335	—	—	700,335

	$3,136,014	$(715,306)	$—	$2,420,708

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$157,011	$(157,011)	$—	$—
Canadian Imperial Bank of Commerce	191,101	(191,101)	—	—
Deutsche Bank AG	200,948	(200,948)	—	—
Goldman Sachs International	166,246	(166,246)	—	—

	$715,306	$(715,306)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$10,094,917

MIST-16

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(2,442,985)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$276,987,568

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-17

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$201,949,359	$0	$302,706,963

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$7,697,260	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

MIST-18

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2015 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$931

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$28,841,295	$30,982,549	$—	$—	$28,841,295	$30,982,549

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$78,592,891	$87,254,597	$595,804,574	$—	$761,652,062

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $248,523,529.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the Invesco Mid Cap Value Portfolio returned 5.39%, 5.28%, and 5.32%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 0.41%.

MARKET ENVIRONMENT / CONDITIONS

At the beginning of the period, the strengthening U.S. dollar, persistently low oil prices, and the possibility of a change in the Federal Reserve’s (the “Fed”) stance on interest rates weighed on investors. While previously isolated to non-U.S. economies, investor concerns about economic growth included the U.S. following weaker than expected economic growth. Headwinds from a rough winter, falling oil prices and a strong dollar resulted in 0.2% contraction in Gross Domestic Product growth during the first quarter of the year. In this environment, volatility returned to the U.S. equity markets with broad declines occurring in January and March. In the latter half of the period, as the global economy continued to expand, albeit slowly, a choppy period for equity markets ended amid volatility sparked by a potential Greek exit from the eurozone. Even with subdued economic growth in the U.S., the S&P 500 Index produced positive returns for the period. In the European markets, despite concerns of a “Grexit”, there were some indications that the European Central Bank’s quantitative easing program was starting to produce results. Emerging markets, particularly in Asia, continued to face headwinds from a slowing Chinese economy, which grew 7% during the first quarter—the slowest in several years.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index for the six-month period ended June 30, 2015. All sectors within the Portfolio posted positive returns for the period, except for the Utilities sector, which traded lower in anticipation of an eventual interest rate increase by the Fed.

Stock selection in the Financials sector was the largest contributor to the Portfolio’s relative return. During the period, the Portfolio benefitted from its bank holdings, Comerica and BB&T. Comerica’s shares got a boost as investors anticipated a rate increase from the Fed later in the year. The Portfolio’s relative performance was also helped by its substantial underexposure to Real Estate Investment Trusts (“REITs”) when compared to the benchmark, as REITs sustained losses for the period.

Outperformance was also driven by strong stock selection in the Energy sector. Given the dislocation within Energy due to persistently low oil prices, the Portfolio’s relative performance was due not only to the companies that were owned, but companies that were avoided that sustained double digit losses in the Index. At the same time, the Portfolio also benefited from positive performance from Williams Companies and Newfield Exploration. During the period, Williams Companies completed a deal to acquire a partial stake in a shale-focused master limited partnership (MLP), Access Midstream Partners, (not a Portfolio holding). The deal was completed in February, and it expanded Williams’ presence in major shale areas, and was immediately accretive to the company.

Health Care was the best performing sector within the Index but the Portfolio’s stock selection in the sector lagged. Underperformance in Health Care was largely due to a lack of exposure to a number of top performing companies. Though Health Care detracted from relative results, the sector had a positive return, and included the Portfolio’s top contributor, Universal Health Services. The hospital operator’s shares received a boost following the U.S. Supreme Court’s June ruling upholding the legality of state exchanges under the Affordable Care Act.

Though the Utilities sector had a negative absolute return, the Portfolio’s underweight versus the Index had a positive impact on the Portfolio’s relative return. Still, the sector included Edison International, one of the Portfolio’s largest individual detractors. The stock declined during the period, in step with the overall sector in anticipation of an interest rate increase from the Fed. Edison was also negatively impacted by news that a consumer advocacy group withdrew its support for a settlement regarding the closing of a nuclear power plant.

The Portfolio’s Consumer Discretionary holdings also lagged those of the Index, and Fossil Group was the largest detractor during the period. Foreign currency headwinds and news of slowing watch sales in North America worried investors and resulted in a decline in Fossil’s share price during the period.

Though the Information Technology sector made a positive contribution to the Portfolio’s relative return, the sector included a number of the Portfolio’s largest individual detractors, Teradata and NetApp. Teradata reported disappointing earnings for the period resulting from foreign currency headwinds and shrinking product margins. NetApp had similar issues, reporting poor quarterly earnings results, due to foreign currency exposure and sales execution issues.

MIST-1

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio’s overall positioning was largely unchanged during the period, with the largest absolute concentrations remaining in Financials, Industrials, Information Technology and Consumer Discretionary sectors. At the end of the period, the Portfolio’s largest sector overweights relative to the Russell Midcap Value Index were in Industrials, Consumer Discretionary and Information Technology, while the largest underweights were in Utilities, Financials (specifically REITs) and Energy.

Thomas Copper

Sergio Marcheli

John Mazanec

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Invesco Mid Cap Value Portfolio
Class A	5.39	7.39	16.71	7.05	—
Class B	5.28	7.15	16.41	6.78	—
Class E	5.32	7.23	—	—	15.94
Russell Midcap Value Index	0.41	3.67	17.73	8.89	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Universal Health Services, Inc. - Class B	3.1
Citrix Systems, Inc.	3.1
Johnson Controls, Inc.	3.0
Forest City Enterprises, Inc. - Class A	3.0
ConAgra Foods, Inc.	2.8
HealthSouth Corp.	2.7
Owens Corning	2.7
FNF Group	2.6
Stifel Financial Corp.	2.6
Comerica, Inc.	2.6

Top Sectors

% of Net Assets
Financials	27.2
Industrials	17.8
Information Technology	12.7
Consumer Discretionary	12.3
Health Care	10.1
Energy	6.2
Materials	5.4
Consumer Staples	2.8
Utilities	2.5
Telecommunication Services	2.1

MIST-3

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.66%	$1,000.00	$1,053.90	$3.36
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

Class B(a)	Actual	0.91%	$1,000.00	$1,052.80	$4.63
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

Class E(a)	Actual	0.81%	$1,000.00	$1,053.20	$4.12
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
Textron, Inc.	757,222	$33,794,818

Air Freight & Logistics—1.0%
UTi Worldwide, Inc. (a) (b)	1,382,674	13,812,913

Auto Components—4.9%
Dana Holding Corp. (b)	1,256,767	25,864,265
Johnson Controls, Inc.	806,291	39,935,593

		65,799,858

Banks—9.0%
BB&T Corp.	790,972	31,884,081
Comerica, Inc.	673,685	34,573,514
Wintrust Financial Corp.	597,043	31,870,156
Zions Bancorporation	670,728	21,285,553

		119,613,304

Building Products—4.8%
Masco Corp.	1,061,599	28,312,845
Owens Corning	862,667	35,585,014

		63,897,859

Capital Markets—6.9%
American Capital, Ltd. (a)	1,805,611	24,466,029
Northern Trust Corp.	434,812	33,245,725
Stifel Financial Corp. (a)	602,089	34,764,619

		92,476,373

Chemicals—4.5%
Eastman Chemical Co.	387,209	31,681,441
WR Grace & Co. (a)	284,401	28,525,420

		60,206,861

Commercial Services & Supplies—1.9%
Clean Harbors, Inc. (a) (b)	472,238	25,378,070

Communications Equipment—2.5%
Ciena Corp. (a) (b)	1,395,623	33,048,353

Construction Materials—0.8%
Eagle Materials, Inc.	146,432	11,177,155

Diversified Consumer Services—1.2%
DeVry Education Group, Inc.	547,986	16,428,620

Diversified Telecommunication Services—2.1%
Level 3 Communications, Inc. (a)	541,607	28,526,441

Electric Utilities—1.8%
Edison International	431,686	23,993,108

Electrical Equipment—2.2%
Babcock & Wilcox Co. (The)	870,249	28,544,167
Babcock & Wilcox Enterprises, Inc. (a)	37,121	692,678

		29,236,845

Energy Equipment & Services—4.0%
Amec Foster Wheeler plc	1,471,764	18,889,598
Amec Foster Wheeler plc (ADR) (b)	507,634	6,558,632
Baker Hughes, Inc.	459,446	28,347,818

		53,796,048

Food Products—2.9%
ConAgra Foods, Inc.	868,305	37,962,295

Health Care Providers & Services—7.9%
Brookdale Senior Living, Inc. (a)	772,762	26,814,841
HealthSouth Corp. (b)	785,292	36,170,550
Universal Health Services, Inc. - Class B	295,414	41,978,329

		104,963,720

Insurance—8.3%
ACE, Ltd.	142,993	14,539,528
Arthur J. Gallagher & Co.	408,011	19,298,920
FNF Group	940,492	34,788,799
Marsh & McLennan Cos., Inc.	353,045	20,017,652
Willis Group Holdings plc	466,056	21,858,026

		110,502,925

IT Services—2.1%
Teradata Corp. (a) (b)	752,698	27,849,826

Life Sciences Tools & Services—2.2%
PerkinElmer, Inc.	556,306	29,283,948

Machinery—4.8%
Ingersoll-Rand plc	502,024	33,846,458
Pentair plc	432,633	29,743,519

		63,589,977

Media—2.1%
TEGNA, Inc.	855,579	27,438,419

Multi-Utilities—0.8%
CenterPoint Energy, Inc.	520,148	9,898,416

Oil, Gas & Consumable Fuels—2.2%
Williams Cos., Inc. (The)	510,050	29,271,769

Real Estate Management & Development—3.0%
Forest City Enterprises, Inc. - Class A (a)	1,801,538	39,813,990

Road & Rail—0.5%
Swift Transportation Co. (a)	307,260	6,965,584

Software—5.3%
Cadence Design Systems, Inc. (a) (b)	1,442,904	28,367,493
Citrix Systems, Inc. (a)	597,585	41,926,563

		70,294,056

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—2.1%
Ascena Retail Group, Inc. (a) (b)	1,701,668	$28,341,281

Technology Hardware, Storage & Peripherals—2.8%
Diebold, Inc. (b)	426,971	14,943,985
NetApp, Inc.	714,833	22,560,129

		37,504,114

Textiles, Apparel & Luxury Goods—2.0%
Fossil Group, Inc. (a) (b)	375,436	26,040,241

Total Common Stocks (Cost $1,165,723,068)		1,320,907,187

Short-Term Investments—9.8%

Mutual Fund — 8.8%
State Street Navigator Securities Lending MET Portfolio (c)	117,119,112	117,119,112

Repurchase Agreement — 1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $12,794,782 on 07/01/15, collateralized by $13,020,000 U.S. Treasury Note at 1.250% due 11/30/18 with a value of $13,052,550.	12,794,782	12,794,782

Total Short-Term Investments (Cost $129,913,894)		129,913,894

Total Investments—108.9% (Cost $1,295,636,962) (d)		1,450,821,081
Other assets and liabilities (net)—(8.9)%		(118,092,024)

Net Assets—100.0%		$1,332,729,057

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $125,880,402 and the collateral received consisted of cash in the amount of $117,119,112 and non-cash collateral with a value of $10,706,609. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $1,295,636,962. The aggregate unrealized appreciation and depreciation of investments were $194,495,238 and $(39,311,119), respectively, resulting in net unrealized appreciation of $155,184,119.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Depreciation
GBP	6,468,537	Bank of New York Mellon Corp.	07/24/15	$10,119,088	$(43,073)
GBP	6,477,346	State Street Bank and Trust	07/24/15	10,133,193	(42,808)

Net Unrealized Depreciation					$(85,881)

(GBP)—	British Pound

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$33,794,818	$—	$—	$33,794,818
Air Freight & Logistics	13,812,913	—	—	13,812,913
Auto Components	65,799,858	—	—	65,799,858
Banks	119,613,304	—	—	119,613,304
Building Products	63,897,859	—	—	63,897,859
Capital Markets	92,476,373	—	—	92,476,373
Chemicals	60,206,861	—	—	60,206,861
Commercial Services & Supplies	25,378,070	—	—	25,378,070
Communications Equipment	33,048,353	—	—	33,048,353
Construction Materials	11,177,155	—	—	11,177,155
Diversified Consumer Services	16,428,620	—	—	16,428,620
Diversified Telecommunication Services	28,526,441	—	—	28,526,441
Electric Utilities	23,993,108	—	—	23,993,108
Electrical Equipment	29,236,845	—	—	29,236,845
Energy Equipment & Services	34,906,450	18,889,598	—	53,796,048
Food Products	37,962,295	—	—	37,962,295
Health Care Providers & Services	104,963,720	—	—	104,963,720
Insurance	110,502,925	—	—	110,502,925
IT Services	27,849,826	—	—	27,849,826
Life Sciences Tools & Services	29,283,948	—	—	29,283,948
Machinery	63,589,977	—	—	63,589,977
Media	27,438,419	—	—	27,438,419
Multi-Utilities	9,898,416	—	—	9,898,416
Oil, Gas & Consumable Fuels	29,271,769	—	—	29,271,769
Real Estate Management & Development	39,813,990	—	—	39,813,990
Road & Rail	6,965,584	—	—	6,965,584
Software	70,294,056	—	—	70,294,056
Specialty Retail	28,341,281	—	—	28,341,281
Technology Hardware, Storage & Peripherals	37,504,114	—	—	37,504,114
Textiles, Apparel & Luxury Goods	26,040,241	—	—	26,040,241
Total Common Stocks	1,302,017,589	18,889,598	—	1,320,907,187
Short-Term Investments
Mutual Fund	117,119,112	—	—	117,119,112
Repurchase Agreement	—	12,794,782	—	12,794,782
Total Short-Term Investments	117,119,112	12,794,782	—	129,913,894
Total Investments	$1,419,136,701	$31,684,380	$—	$1,450,821,081

Collateral for securities loaned (Liability)	$—	$(117,119,112)	$—	$(117,119,112)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(85,881)	$—	$(85,881)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,450,821,081
Cash denominated in foreign currencies (c)	428
Receivable for:
Investments sold	5,287,701
Fund shares sold	341,803
Dividends	2,298,294

Total Assets	1,458,749,307
Liabilities
Due to custodian	287,429
Unrealized depreciation on forward foreign currency exchange contracts	85,881
Collateral for securities loaned	117,119,112
Payables for:
Investments purchased	6,514,967
Fund shares redeemed	758,070
Accrued expenses:
Management fees	692,145
Distribution and service fees	184,373
Deferred trustees’ fees	93,643
Other expenses	284,630

Total Liabilities	126,020,250

Net Assets	$1,332,729,057

Net assets consist of:
Paid in surplus	$1,123,202,718
Undistributed net investment income	2,923,230
Accumulated net realized gain	51,486,860
Unrealized appreciation on investments and foreign currency transactions	155,116,249

Net Assets	$1,332,729,057

Net Assets
Class A	$430,264,624
Class B	864,898,614
Class E	37,565,819
Capital Shares Outstanding*
Class A	21,155,758
Class B	43,232,241
Class E	1,861,499
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.34
Class B	20.01
Class E	20.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,295,636,962.
(b)	Includes securities loaned at value of $125,880,402.
(c)	Identified cost of cash denominated in foreign currencies was $433.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$8,600,157
Securities lending income	98,804

Total investment income	8,698,961
Expenses
Management fees	4,270,345
Administration fees	15,709
Custodian and accounting fees	52,715
Distribution and service fees—Class B	1,080,273
Distribution and service fees—Class E	28,309
Audit and tax services	20,058
Legal	14,548
Trustees’ fees and expenses	19,698
Shareholder reporting	103,800
Insurance	4,191
Miscellaneous	7,883

Total expenses	5,617,529
Less management fee waiver	(111,576)
Less broker commission recapture	(22,533)

Net expenses	5,483,420

Net Investment Income	3,215,541

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	51,722,809
Foreign currency transactions	(77,594)

Net realized gain	51,645,215

Net change in unrealized appreciation (depreciation) on:
Investments	14,767,233
Foreign currency transactions	(224,633)

Net change in unrealized appreciation	14,542,600

Net realized and unrealized gain	66,187,815

Net Increase in Net Assets From Operations	$69,403,356

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,215,541	$5,908,715
Net realized gain	51,645,215	62,867,217
Net change in unrealized appreciation	14,542,600	55,528,952

Increase in net assets from operations	69,403,356	124,304,884

From Distributions to Shareholders
Net investment income
Class A	(2,901,094)	(2,478,244)
Class B	(3,835,790)	(3,703,019)
Class E	(197,094)	(221,390)
Net realized capital gains
Class A	(19,763,702)	(61,004,092)
Class B	(40,461,402)	(138,417,488)
Class E	(1,741,888)	(6,928,303)

Total distributions	(68,900,970)	(212,752,536)

Increase (decrease) in net assets from capital share transactions	(8,552,280)	232,762,651

Total increase (decrease) in net assets	(8,049,894)	144,314,999

Net Assets
Beginning of period	1,340,778,951	1,196,463,952

End of period	$1,332,729,057	$1,340,778,951

Undistributed net investment income
End of period	$2,923,230	$6,641,667

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	548,806	$11,330,301	4,924,347	$92,479,547
Reinvestments	1,106,680	22,664,796	3,438,913	63,482,336
Redemptions	(1,689,598)	(35,117,246)	(2,812,267)	(56,697,460)

Net increase (decrease)	(34,112)	$(1,122,149)	5,550,993	$99,264,423

Class B
Sales	784,145	$16,045,627	1,462,513	$29,089,618
Fund subscription in kind	0	0	5,324,859	97,604,659 (a)
Reinvestments	2,198,372	44,297,192	7,813,112	142,120,507
Redemptions	(3,274,836)	(67,196,139)	(6,763,078)	(136,061,717)

Net increase (decrease)	(292,319)	$(6,853,320)	7,837,406	$132,753,067

Class E
Sales	17,423	$358,852	26,529	$532,168
Reinvestments	95,375	1,938,982	390,054	7,149,693
Redemptions	(138,452)	(2,874,645)	(340,291)	(6,936,700)

Net increase (decrease)	(25,654)	$(576,811)	76,292	$745,161

Increase (decrease) derived from capital shares transactions		$(8,552,280)		$232,762,651

(a)	Includes cash and securities amounting to $5,931,767 and $91,672,892, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.36		$22.73	$17.57	$15.38	$16.04	$12.84

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.13	0.16	0.23	0.10	0.12
Net realized and unrealized gain (loss) on investments	1.03		1.70	5.18	2.07	(0.64)	3.19

Total from investment operations	1.10		1.83	5.34	2.30	(0.54)	3.31

Less Distributions
Distributions from net investment income	(0.14)		(0.16)	(0.18)	(0.11)	(0.12)	(0.11)
Distributions from net realized capital gains	(0.98)		(4.04)	0.00	0.00	0.00	0.00

Total distributions	(1.12)		(4.20)	(0.18)	(0.11)	(0.12)	(0.11)

Net Asset Value, End of Period	$20.34		$20.36	$22.73	$17.57	$15.38	$16.04

Total Return (%) (b)	5.39	(c)	9.96	30.63	15.00	(3.46)	25.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(d)	0.69	0.70	0.69	0.73	0.75
Net ratio of expenses to average net assets (%) (e)	0.66	(d)	0.67	0.69	0.69	0.73	0.75
Ratio of net investment income to average net assets (%)	0.65	(d)	0.62	0.78	1.37	0.65	0.86
Portfolio turnover rate (%)	11	(c)	42 (f)	144	66	47	77
Net assets, end of period (in millions)	$430.3		$431.4	$355.5	$304.7	$35.6	$42.5

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.02		$22.42	$17.34	$15.18	$15.84	$12.69

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.08	0.11	0.16	0.06	0.08
Net realized and unrealized gain (loss) on investments	1.02		1.67	5.12	2.07	(0.64)	3.15

Total from investment operations	1.06		1.75	5.23	2.23	(0.58)	3.23

Less Distributions
Distributions from net investment income	(0.09)		(0.11)	(0.15)	(0.07)	(0.08)	(0.08)
Distributions from net realized capital gains	(0.98)		(4.04)	0.00	0.00	0.00	0.00

Total distributions	(1.07)		(4.15)	(0.15)	(0.07)	(0.08)	(0.08)

Net Asset Value, End of Period	$20.01		$20.02	$22.42	$17.34	$15.18	$15.84

Total Return (%) (b)	5.28	(c)	9.64	30.30	14.70	(3.70)	25.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(d)	0.94	0.95	0.94	0.98	1.00
Net ratio of expenses to average net assets (%) (e)	0.91	(d)	0.92	0.94	0.94	0.98	1.00
Ratio of net investment income to average net assets (%)	0.40	(d)	0.38	0.53	1.00	0.41	0.62
Portfolio turnover rate (%)	11	(c)	42 (f)	144	66	47	77
Net assets, end of period (in millions)	$864.9		$871.3	$800.0	$705.4	$357.1	$382.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012(g)
Net Asset Value, Beginning of Period	$20.19		$22.58	$17.46	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.10	0.13	0.14
Net realized and unrealized gain on investments	1.03		1.68	5.15	0.88

Total from investment operations	1.08		1.78	5.28	1.02

Less Distributions
Distributions from net investment income	(0.11)		(0.13)	(0.16)	0.00
Distributions from net realized capital gains	(0.98)		(4.04)	0.00	0.00

Total distributions	(1.09)		(4.17)	(0.16)	0.00

Net Asset Value, End of Period	$20.18		$20.19	$22.58	$17.46

Total Return (%) (b)	5.32	(c)	9.74	30.46	6.20	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.84	0.85	0.84	(d)
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.82	0.84	0.84	(d)
Ratio of net investment income to average net assets (%)	0.50	(d)	0.47	0.62	1.26	(d)
Portfolio turnover rate (%)	11	(c)	42 (f)	144	66
Net assets, end of period (in millions)	$37.6		$38.1	$40.9	$37.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(g)	Commencement of operations was April 25, 2012.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $12,794,782, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

MIST-14

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized depreciation on forward foreign currency exchange contracts	$85,881

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
Bank of New York Mellon Corp.	$43,073	$—	$—	$43,073
State Street Bank and Trust	42,808	—	—	42,808

	$85,881	$—	$—	$85,881

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(64,463)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(246,316)

MIST-15

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$19,823,557

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-16

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$141,062,093	$0	$168,772,947

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$4,270,345	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

If average daily net assets are between $750 million and $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $500 million

If average daily net assets are less than $750 million or above $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.025%	Over $500 million

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

MIST-17

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2015 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$2,194

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$6,402,653	$8,998,932	$206,349,883	$—	$212,752,536	$8,998,932

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$48,866,058	$19,831,151	$140,412,675	$—	$209,109,884

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 9.06%, 8.94%, and 8.96%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 8.74%.

MARKET ENVIRONMENT / CONDITIONS

During the first half of 2015, Greece cast its long shadow on European markets and beyond, despite some indications that the European Central Bank’s quantitative easing program was starting to produce results. Emerging markets, particularly in Asia, continued to face headwinds from a slowing Chinese economy, which grew at the slowest rate in years. Although the global economy continued to expand slowly, the period ended with significant concern about potential contagion if Greece exited the eurozone. In this environment the U.S. dollar continued strengthening, oil prices were persistently low, and the timing of an interest rate hike was constantly on the mind of U.S. investors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio did well in this environment, posting a positive absolute return and outperforming the benchmark Russell 2000 Growth Index due to stock selection decisions. The Portfolio particularly outperformed in the Consumer Discretionary, Materials and Consumer Staples sectors. These sectors more than offset underperformance in Health Care and Utilities.

The Portfolio outperformed by the widest margin in the Consumer Discretionary sector due primarily to stock selection. One contributor was G-III Apparel Group, an apparel manufacturer which owns and operates two retail chains and also licenses brands, such as Calvin Klein, Guess, and Tommy Hilfiger. Steve Madden also contributed to performance as did Jack in the Box which reported strong sales and earnings growth throughout the period. Domino’s Pizza continued to see strong same-store-sales growth driven by their digital order system and the success of their limited time offerings. The company has also continued to return cash to shareholders through share buybacks.

The Portfolio also outperformed in the Materials sector due to stock selection. Martin Marietta Materials was a solid contributor in this sector. The leading North American supplier of aggregate products and heavy building materials, the company reported solid financial results and better than expected synergy benefits from a recent acquisition. It also announced a significant share repurchase program which encouraged investors. Additionally, performance benefitted from the Portfolio’s underweight exposure to Materials stocks which were one of the poorer performing sectors of the Index. Similarly, the Portfolio benefitted from an underweight exposure to Consumer Staples which was the worst performing sector of the Index, while stock selection in that sector was beneficial to results.

The strongest Index sector by far was Health Care and the Portfolio underperformed modestly in this sector. Underperformance resulted primarily from the Portfolio’s underweight exposure to biotechnology companies, which dramatically outperformed other industries during the period and notably, some of the Portfolio’s best performers were in this group too. The Portfolio has high standards for investing in biotechnology stocks in order to prudently manage their higher risk. During the period we sold Insulet which detracted from performance. The company makes insulin pumps in a market which has become increasingly crowded. Insulet reported slowing growth and the new management team disclosed that business was worse than reported under previous management.

Portfolio positioning is based primarily on our bottom-up stock selection process, and our long term investment horizon leads to relatively low turnover. Portfolio positioning did not change dramatically during the period, although our exposure to Health Care and Consumer Discretionary stocks increased while Information Technology exposure decreased. Within modest ranges, Industrials and Energy were the largest overweights relative to the benchmark, while Consumer Discretionary and Health Care stocks were underweight.

Juliet Ellis

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	9.06	12.39	20.24	10.62
Class B	8.94	12.14	19.95	10.40
Class E	8.96	12.22	20.06	10.51
Russell 2000 Growth Index	8.74	12.34	19.33	9.86

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Manhattan Associates, Inc.	2.3
SBA Communications Corp. - Class A	1.3
EPAM Systems, Inc.	1.3
G-III Apparel Group, Ltd.	1.3
DexCom, Inc.	1.3
Exact Sciences Corp.	1.3
CoStar Group, Inc.	1.2
VCA, Inc.	1.2
Acuity Brands, Inc.	1.2
Chemed Corp.	1.1

Top Sectors

% of Net Assets
Information Technology	25.5
Health Care	24.9
Consumer Discretionary	15.4
Industrials	15.3
Financials	8.0
Energy	3.5
Materials	2.6
Telecommunication Services	1.3
Consumer Staples	1.2
Utilities	0.4

MIST-2

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.86%	$1,000.00	$1,090.60	$4.46
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class B(a)	Actual	1.11%	$1,000.00	$1,089.40	$5.75
	Hypothetical*	1.11%	$1,000.00	$1,019.29	$5.56

Class E(a)	Actual	1.01%	$1,000.00	$1,089.60	$5.23
	Hypothetical*	1.01%	$1,000.00	$1,019.79	$5.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Hexcel Corp.	209,965	$10,443,659
TransDigm Group, Inc. (a)	49,682	11,162,055

		21,605,714

Air Freight & Logistics—0.8%
Forward Air Corp.	213,264	11,145,177

Auto Components—0.7%
Visteon Corp. (a) (b)	97,536	10,239,329

Banks—3.9%
Cathay General Bancorp	332,424	10,787,159
Cullen/Frost Bankers, Inc.	137,910	10,836,968
Hancock Holding Co.	238,025	7,595,378
Home BancShares, Inc.	301,715	11,030,700
SVB Financial Group (a)	98,648	14,203,339

		54,453,544

Biotechnology—7.8%
ACADIA Pharmaceuticals, Inc. (a)	180,115	7,543,216
Alnylam Pharmaceuticals, Inc. (a) (b)	103,119	12,360,875
Anacor Pharmaceuticals, Inc. (a)	72,903	5,644,879
Enanta Pharmaceuticals, Inc. (a) (b)	124,997	5,623,615
Exact Sciences Corp. (a) (b)	594,059	17,667,315
Incyte Corp. (a)	131,496	13,703,198
Insys Therapeutics, Inc. (a) (b)	83,633	3,004,097
KYTHERA Biopharmaceuticals, Inc. (a)	152,357	11,474,006
Neurocrine Biosciences, Inc. (a)	239,699	11,448,024
Repligen Corp. (a) (b)	257,721	10,636,146
Seattle Genetics, Inc. (a) (b)	208,108	10,072,427

		109,177,798

Building Products—1.7%
AO Smith Corp.	167,202	12,035,200
Masonite International Corp. (a)	161,322	11,310,285

		23,345,485

Capital Markets—2.6%
Affiliated Managers Group, Inc. (a)	44,655	9,761,583
Janus Capital Group, Inc. (b)	556,134	9,521,014
Stifel Financial Corp. (a)	182,842	10,557,297
WisdomTree Investments, Inc. (b)	329,289	7,232,833

		37,072,727

Chemicals—0.9%
PolyOne Corp.	304,042	11,909,325

Commercial Services & Supplies—1.5%
Pitney Bowes, Inc. (b)	479,495	9,978,291
Steelcase, Inc. - Class A	582,150	11,008,456

		20,986,747

Communications Equipment—2.1%
ARRIS Group, Inc. (a)	425,466	13,019,260

Communications Equipment—(Continued)
Finisar Corp. (a) (b)	337,933	6,038,863
Infinera Corp. (a) (b)	521,729	10,945,874

		30,003,997

Construction Materials—0.7%
Martin Marietta Materials, Inc. (b)	74,054	10,479,382

Containers & Packaging—0.6%
Berry Plastics Group, Inc. (a)	275,863	8,937,961

Distributors—0.8%
Pool Corp.	161,270	11,317,929

Electric Utilities—0.4%
ITC Holdings Corp.	172,422	5,548,540

Electrical Equipment—1.2%
Acuity Brands, Inc.	92,168	16,588,397

Electronic Equipment, Instruments & Components—1.5%
Cognex Corp. (b)	230,619	11,092,774
SYNNEX Corp.	131,325	9,611,677

		20,704,451

Energy Equipment & Services—1.3%
Atwood Oceanics, Inc. (b)	139,857	3,697,819
Dril-Quip, Inc. (a)	101,655	7,649,539
Patterson-UTI Energy, Inc.	398,392	7,495,745

		18,843,103

Food Products—1.2%
B&G Foods, Inc. (b)	244,940	6,988,138
Lancaster Colony Corp.	111,240	10,106,154

		17,094,292

Health Care Equipment & Supplies—5.0%
DexCom, Inc. (a)	223,842	17,902,883
Hill-Rom Holdings, Inc.	212,281	11,533,227
NuVasive, Inc. (a)	256,140	12,135,913
Sirona Dental Systems, Inc. (a)	119,482	11,998,382
STERIS Corp. (b)	131,163	8,452,144
Thoratec Corp. (a)	191,012	8,513,405

		70,535,954

Health Care Providers & Services—5.7%
Chemed Corp. (b)	117,804	15,444,104
Community Health Systems, Inc. (a)	228,843	14,410,244
Envision Healthcare Holdings, Inc. (a)	259,608	10,249,324
HealthSouth Corp.	263,848	12,152,839
Select Medical Holdings Corp.	645,012	10,449,194
VCA, Inc. (a)	316,678	17,228,867

		79,934,572

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.2%
HMS Holdings Corp. (a) (b)	183,317	$3,147,553

Hotels, Restaurants & Leisure—6.7%
BJ’s Restaurants, Inc. (a)	196,954	9,542,421
Brinker International, Inc. (b)	164,362	9,475,469
Cheesecake Factory, Inc. (The) (b)	181,754	9,911,954
Choice Hotels International, Inc.	170,650	9,257,763
Domino’s Pizza, Inc.	98,055	11,119,437
Dunkin’ Brands Group, Inc. (b)	202,574	11,141,570
Jack in the Box, Inc.	143,806	12,677,937
Penn National Gaming, Inc. (a) (b)	416,047	7,634,463
Texas Roadhouse, Inc.	210,098	7,863,968
Vail Resorts, Inc.	54,506	5,952,055

		94,577,037

Household Durables—0.7%
Standard Pacific Corp. (a)	1,104,055	9,837,130

Insurance—0.8%
American Equity Investment Life Holding Co.	396,204	10,689,584

Internet Software & Services—2.4%
CoStar Group, Inc. (a)	86,317	17,372,159
Envestnet, Inc. (a)	188,770	7,631,971
HomeAway, Inc. (a)	260,255	8,099,136

		33,103,266

IT Services—2.0%
Booz Allen Hamilton Holding Corp.	360,774	9,105,936
EPAM Systems, Inc. (a)	258,314	18,399,706

		27,505,642

Leisure Products—0.7%
Brunswick Corp.	194,124	9,873,147

Life Sciences Tools & Services—3.7%
Affymetrix, Inc. (a) (b)	721,325	7,876,869
Bio-Techne Corp.	102,208	10,064,422
PAREXEL International Corp. (a)	189,220	12,168,738
PerkinElmer, Inc.	199,192	10,485,467
VWR Corp. (a) (b)	438,421	11,718,993

		52,314,489

Machinery—3.4%
ITT Corp.	298,689	12,497,148
Lincoln Electric Holdings, Inc.	143,027	8,708,914
WABCO Holdings, Inc. (a)	110,214	13,635,676
Wabtec Corp.	134,227	12,649,552

		47,491,290

Marine—0.6%
Kirby Corp. (a)	114,830	8,802,868

Media—0.8%
IMAX Corp. (a)	279,453	11,253,572

Metals & Mining—0.4%
Carpenter Technology Corp.	129,829	5,021,786

Oil, Gas & Consumable Fuels—2.2%
Energen Corp.	132,727	9,065,254
Laredo Petroleum, Inc. (a) (b)	319,071	4,013,913
Oasis Petroleum, Inc. (a) (b)	236,738	3,752,297
SemGroup Corp. - Class A	109,063	8,668,327
Ultra Petroleum Corp. (a) (b)	420,951	5,270,307

		30,770,098

Pharmaceuticals—2.5%
Catalent, Inc. (a)	350,503	10,280,253
Jazz Pharmaceuticals plc (a) (b)	57,191	10,069,620
Nektar Therapeutics (a) (b)	725,471	9,075,642
Pacira Pharmaceuticals, Inc. (a) (b)	86,142	6,091,962

		35,517,477

Professional Services—0.9%
CEB, Inc.	142,633	12,417,629

Real Estate Investment Trusts—0.7%
Corrections Corp. of America	294,693	9,748,444

Road & Rail—2.3%
Knight Transportation, Inc. (b)	420,283	11,238,368
Old Dominion Freight Line, Inc. (a)	154,298	10,585,614
Swift Transportation Co. (a)	452,388	10,255,636

		32,079,618

Semiconductors & Semiconductor Equipment—4.5%
Atmel Corp.	1,267,675	12,492,937
Cavium, Inc. (a) (b)	182,472	12,555,898
MKS Instruments, Inc.	237,572	9,013,482
Monolithic Power Systems, Inc.	201,336	10,209,748
Power Integrations, Inc.	190,054	8,586,640
Silicon Laboratories, Inc. (a) (b)	189,564	10,238,352

		63,097,057

Software—12.3%
Aspen Technology, Inc. (a)	258,138	11,758,186
Cadence Design Systems, Inc. (a) (b)	539,928	10,614,984
CommVault Systems, Inc. (a)	236,243	10,019,066
Fair Isaac Corp.	119,968	10,890,695
Guidewire Software, Inc. (a) (b)	207,447	10,980,170
Interactive Intelligence Group, Inc. (a) (b)	172,257	7,660,269
Manhattan Associates, Inc. (a)	546,487	32,597,949
Mentor Graphics Corp.	455,833	12,047,666
MicroStrategy, Inc. - Class A (a)	66,632	11,332,771
QLIK Technologies, Inc. (a)	333,795	11,669,473
Qualys, Inc. (a) (b)	279,795	11,289,728
SolarWinds, Inc. (a)	212,625	9,808,391
Ultimate Software Group, Inc. (The) (a) (b)	69,111	11,357,702
Verint Systems, Inc. (a)	163,576	9,936,424

		171,963,474

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—2.0%
DSW, Inc. - Class A	253,928	$8,473,577
Five Below, Inc. (a) (b)	207,871	8,217,141
Group 1 Automotive, Inc. (b)	122,891	11,162,189

		27,852,907

Technology Hardware, Storage & Peripherals—0.7%
Cray, Inc. (a) (b)	349,411	10,311,119

Textiles, Apparel & Luxury Goods—3.0%
Carter’s, Inc.	103,987	11,053,818
G-III Apparel Group, Ltd. (a)	258,460	18,182,661
Steven Madden, Ltd. (a)	284,409	12,167,017

		41,403,496

Trading Companies & Distributors—1.4%
Watsco, Inc.	98,395	12,175,397
WESCO International, Inc. (a) (b)	114,998	7,893,463

		20,068,860

Wireless Telecommunication Services—1.3%
SBA Communications Corp. - Class A (a)	161,145	18,526,841

Total Common Stocks (Cost $948,760,294)		1,377,298,808

Short-Term Investments—17.6%

Mutual Fund—17.3%
State Street Navigator Securities Lending MET Portfolio (c)	243,230,594	243,230,594

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $4,513,733 on 07/01/15, collateralized by $4,570,000 U.S. Treasury Note at 1.375% due 02/28/19 with a value of $4,604,275.	4,513,733	4,513,733

Total Short-Term Investments (Cost $247,744,327)		247,744,327

Total Investments—115.7% (Cost $1,196,504,621) (d)		1,625,043,135
Other assets and liabilities (net)—(15.7)%		(220,844,925)

Net Assets—100.0%		$1,404,198,210

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $244,715,186 and the collateral received consisted of cash in the amount of $243,230,594 and non-cash collateral with a value of $5,268,962. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $1,196,504,621. The aggregate unrealized appreciation and depreciation of investments were $457,992,660 and $(29,454,146), respectively, resulting in net unrealized appreciation of $428,538,514.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,377,298,808	$—	$—	$1,377,298,808
Short-Term Investments
Mutual Fund	243,230,594	—	—	243,230,594
Repurchase Agreement	—	4,513,733	—	4,513,733
Total Short-Term Investments	243,230,594	4,513,733	—	247,744,327
Total Investments	$1,620,529,402	$4,513,733	$—	$1,625,043,135

Collateral for securities loaned (Liability)	$—	$(243,230,594)	$—	$(243,230,594)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,625,043,135
Receivable for:
Investments sold	33,922,402
Fund shares sold	258,003
Dividends	540,300

Total Assets	1,659,763,840
Liabilities
Collateral for securities loaned	243,230,594
Payables for:
Investments purchased	10,685,293
Fund shares redeemed	314,272
Accrued expenses:
Management fees	970,006
Distribution and service fees	93,221
Deferred trustees’ fees	76,247
Other expenses	195,997

Total Liabilities	255,565,630

Net Assets	$1,404,198,210

Net assets consist of:
Paid in surplus	$799,422,550
Distributions in excess of net investment income	(848,108)
Accumulated net realized gain	177,085,254
Unrealized appreciation on investments	428,538,514

Net Assets	$1,404,198,210

Net Assets
Class A	$944,674,241
Class B	441,165,697
Class E	18,358,272
Capital Shares Outstanding*
Class A	57,100,925
Class B	27,993,017
Class E	1,133,700
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.54
Class B	15.76
Class E	16.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $244,715,186.
(b)	Identified cost of investments was $1,196,504,621.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$4,646,711
Securities lending income	969,502

Total investment income	5,616,213
Expenses
Management fees	6,244,468
Administration fees	17,364
Custodian and accounting fees	66,021
Distribution and service fees—Class B	535,108
Distribution and service fees—Class E	13,236
Audit and tax services	20,058
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	47,920
Insurance	4,733
Miscellaneous	9,106

Total expenses	6,992,004
Less management fee waiver	(123,972)
Less broker commission recapture	(34,632)

Net expenses	6,833,400

Net Investment Loss	(1,217,187)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	176,840,707

Net change in unrealized depreciation on investments	(47,986,181)

Net realized and unrealized gain	128,854,526

Net Increase in Net Assets From Operations	$127,637,339

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,217,187)	$2,994,927
Net realized gain	176,840,707	327,443,786
Net change in unrealized depreciation	(47,986,181)	(215,367,995)

Increase in net assets from operations	127,637,339	115,070,718

From Distributions to Shareholders
Net investment income
Class A	(1,341,279)	0
Class E	(1,745)	0
Net realized capital gains
Class A	(218,494,338)	(144,739,748)
Class B	(105,069,371)	(49,457,582)
Class E	(4,264,333)	(1,902,860)

Total distributions	(329,171,066)	(196,100,190)

Increase (decrease) in net assets from capital share transactions	96,567,084	(195,278,985)

Total decrease in net assets	(104,966,643)	(276,308,457)

Net Assets
Beginning of period	1,509,164,853	1,785,473,310

End of period	$1,404,198,210	$1,509,164,853

Accumulated undistributed net investment income (loss)
End of period	$(848,108)	$1,712,103

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	576,122	$11,774,945	4,779,639	$86,096,925
Reinvestments	13,132,355	219,835,617	8,154,353	144,739,748
Redemptions	(11,420,862)	(232,022,080)	(23,151,946)	(427,830,332)

Net increase (decrease)	2,287,615	$(411,518)	(10,217,954)	$(196,993,659)

Class B
Sales	1,262,608	$24,665,495	2,121,054	$39,434,589
Reinvestments	6,587,421	105,069,371	2,887,193	49,457,582
Redemptions	(1,920,694)	(37,332,267)	(4,729,443)	(87,749,918)

Net increase	5,929,335	$92,402,599	278,804	$1,142,253

Class E
Sales	162,918	$3,194,501	178,849	$3,403,487
Reinvestments	260,286	4,266,078	108,922	1,902,860
Redemptions	(145,104)	(2,884,576)	(250,196)	(4,733,926)

Net increase	278,100	$4,576,003	37,575	$572,421

Increase (decrease) derived from capital shares transactions		$96,567,084		$(195,278,985)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012	2011	2010
Net Asset Value, Beginning of Period	$19.62		$20.53		$15.67		$14.07	$14.19	$11.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.05		(0.00	)(b)	0.07	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.85		1.38		6.00		2.48	(0.09)	3.00

Total from investment operations	1.84		1.43		6.00		2.55	(0.12)	2.97

Less Distributions
Distributions from net investment income	(0.03)		0.00		(0.08)		0.00	0.00	0.00
Distributions from net realized capital gains	(4.89)		(2.34)		(1.06)		(0.95)	0.00	0.00

Total distributions	(4.92)		(2.34)		(1.14)		(0.95)	0.00	0.00

Net Asset Value, End of Period	$16.54		$19.62		$20.53		$15.67	$14.07	$14.19

Total Return (%) (c)	9.06	(d)	8.18		40.54		18.51	(0.85)	26.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.87		0.87		0.87	0.88	0.89
Net ratio of expenses to average net assets (%) (f)	0.86	(e)	0.86		0.85		0.86	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.09	)(e)	0.26		(0.02)		0.48	(0.21)	(0.22)
Portfolio turnover rate (%)	17	(d)	28		18		28	40	36
Net assets, end of period (in millions)	$944.7		$1,075.7		$1,335.2		$1,263.5	$1,111.8	$1,074.4

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012	2011	2010
Net Asset Value, Beginning of Period	$18.90		$19.91		$15.23		$13.73	$13.88	$11.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.00	)(b)	(0.05)		0.03	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	1.78		1.33		5.83		2.42	(0.08)	2.94

Total from investment operations	1.75		1.33		5.78		2.45	(0.15)	2.88

Less Distributions
Distributions from net investment income	0.00		0.00		(0.04)		0.00	0.00	0.00
Distributions from net realized capital gains	(4.89)		(2.34)		(1.06)		(0.95)	0.00	0.00

Total distributions	(4.89)		(2.34)		(1.10)		(0.95)	0.00	0.00

Net Asset Value, End of Period	$15.76		$18.90		$19.91		$15.23	$13.73	$13.88

Total Return (%) (c)	8.94	(d)	7.91		40.17		18.23	(1.08)	26.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(e)	1.12		1.12		1.12	1.13	1.14
Net ratio of expenses to average net assets (%) (f)	1.11	(e)	1.11		1.10		1.11	1.12	1.12
Ratio of net investment income (loss) to average net assets (%)	(0.34	)(e)	(0.00	)(g)	(0.27)		0.22	(0.46)	(0.47)
Portfolio turnover rate (%)	17	(d)	28		18		28	40	36
Net assets, end of period (in millions)	$441.2		$417.0		$433.7		$330.0	$299.4	$282.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.29		$20.25	$15.47	$13.92	$14.06	$11.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.02	(0.03)	0.04	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.81		1.36	5.93	2.46	(0.09)	2.98

Total from investment operations	1.79		1.38	5.90	2.50	(0.14)	2.93

Less Distributions
Distributions from net investment income	(0.00	)(h)	0.00	(0.06)	0.00	0.00	0.00
Distributions from net realized capital gains	(4.89)		(2.34)	(1.06)	(0.95)	0.00	0.00

Total distributions	(4.89)		(2.34)	(1.12)	(0.95)	0.00	0.00

Net Asset Value, End of Period	$16.19		$19.29	$20.25	$15.47	$13.92	$14.06

Total Return (%) (c)	8.96	(d)	8.04	40.34	18.34	(1.00)	26.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.02	1.02	1.02	1.03	1.04
Net ratio of expenses to average net assets (%) (f)	1.01	(e)	1.01	1.00	1.01	1.02	1.02
Ratio of net investment income (loss) to average net assets (%)	(0.23	)(e)	0.10	(0.16)	0.30	(0.36)	(0.38)
Portfolio turnover rate (%)	17	(d)	28	18	28	40	36
Net assets, end of period (in millions)	$18.4		$16.5	$16.6	$11.1	$11.2	$11.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Ratio of net investment loss to average net assets was less than 0.01%.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, return of capital adjustments and real estate investment trusts (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $4,513,733, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

MIST-14

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$250,280,333	$0	$489,672,192

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $154,381,498 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$6,244,468	0.880%	First $500 million
	0.830%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $500 million

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-15

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$24,439,290	$22,458,040	$171,660,900	$79,435,173	$196,100,190	$101,893,213

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$41,860,152	$287,244,006	$477,272,654	$—	$806,376,812

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 0.32% and 0.29%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -0.10%.

MARKET ENVIRONMENT / CONDITIONS

Volatility dominated the markets during the first six months of 2015, as ongoing global events (ongoing concerns about Greece, China economic slowdown, potential Puerto Rico default) continued to weigh heavily on the marketplace. The ten year Treasury climbed higher during this time period, beginning at 2.17% and finishing the six month period at 2.35%. But it is the movement during these six months that truly reveals the uncertainty in the market place. By the end of January, yields on the ten year Treasury hit its low point of 1.68%, before rebounding into February to move above 2.20% and then dropping below 2.00% into March and April. In the final two months of the time period, the ten year Treasury dipped as low as 2.03%, hit its peak at 2.48% and finished at 2.35%. Markets and the media continued to obsess over the timing of the first rate hike from the Federal Reserve, despite weakening global inflation as a result of falling oil prices and monetary policy easing by more than two dozen central banks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s duration positioning was a positive contributor to performance, as the Portfolio maintained a slight underweight position relative to the benchmark (roughly 99% of the duration benchmark). While the ten year Treasury only moved 18 basis points (“bps”) higher from the beginning of the period to the end of the period, the range during the same period was 84 bps. Yield curve positioning was a positive as the yield curve steepened during the first six months of the year, as the Portfolio maintained an overweight to the belly of the curve (5-10 years) and an underweight to the longer end of the curve (20 years and longer). During the first six months of 2015, spreads on Corporate bonds widened 14 bps with the market Option Adjusted Spread (OAS) moving from 131 to 145. The Barclays Corporate Bond Index trailed comparable duration Treasuries by 62 bps during the same time period.

The Portfolio’s underweight to Credit was a contributor to performance over six months as Credit trailed other sectors in the index. The Portfolio’s Mortgage-Backed Securities (“MBS”) allocation outperformed the MBS segment held in the index. Security selection benefited the Portfolio as collateralized mortgage obligations held up better during the volatility that occurred in rates. Within structured credit, the Portfolio’s overweight to Commercial MBS (“CMBS”) and Asset-Backed Securities (“ABS”) were additive to performance, as these sectors generated positive excess returns for the year.

Final allocations for the Portfolio at period-end were in line with current strategy: Treasury 24.2%, Agency 2.7%, MBS 38.4%, ABS 7.8%, CMBS 5.3%, and Credit 21.6%. During the period, we continued to find value and opportunity in the structured sectors of the market, specifically Auto ABS. Additionally, new issue credit continued to offer strong relative value when compared to secondary issuance.

Douglas Swanson

Peter Simons

Henry Song

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	0.32	2.08	—	1.21
Class B	0.29	1.95	2.86	2.80
Barclays U.S. Aggregate Bond Index	-0.10	1.86	3.35	4.47

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	61.9
Corporate Bonds & Notes	21.1
Asset-Backed Securities	9.2
Mortgage-Backed Securities	6.3
Foreign Government	1.1

MIST-2

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.44%	$1,000.00	$1,003.20	$2.19
	Hypothetical*	0.44%	$1,000.00	$1,022.61	$2.21

Class B(a)	Actual	0.69%	$1,000.00	$1,002.90	$3.43
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—61.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—36.0%
Fannie Mae 10 Yr. Pool
4.500%, 07/01/21	943,165	$986,348
Fannie Mae 15 Yr. Pool
3.500%, 08/01/26	735,321	762,565
Fannie Mae 20 Yr. Pool
4.000%, 02/01/31	2,750,565	2,936,212
4.500%, 10/01/30	688,390	748,992
6.000%, 07/01/28	556,082	630,521
Fannie Mae 30 Yr. Pool
3.500%, 07/01/42	2,853,794	2,952,245
3.500%, 08/01/42	1,832,128	1,895,247
3.500%, 01/01/43	3,180,043	3,287,451
3.500%, 03/01/43	17,110,738	17,666,713
4.500%, 02/01/40	837,674	914,629
5.000%, 09/01/35	1,939,493	2,146,148
6.000%, 12/01/39	738,781	841,343
Fannie Mae ARM Pool
0.551%, 05/01/24 (a)	2,733,000	2,733,123
0.561%, 02/01/23 (a)	5,000,000	4,997,458
0.611%, 07/01/24 (a)	5,000,000	5,002,900
0.621%, 09/01/24 (a)	3,000,000	3,005,950
0.641%, 11/01/23 (a)	4,853,997	4,890,345
0.661%, 08/01/23 (a)	4,930,697	4,966,216
0.661%, 09/01/24 (a)	3,940,875	3,951,148
0.881%, 01/01/21 (a)	954,776	964,745
Fannie Mae Benchmark REMIC (CMO)
5.500%, 06/25/37	2,024,895	2,281,884
Fannie Mae Interest Strip (CMO)
4.500%, 11/25/20 (b)	793,949	47,217
Fannie Mae Pool
2.330%, 11/01/22	17,810,000	17,588,947
2.350%, 05/01/23	4,799,938	4,749,352
2.360%, 05/01/23	9,326,549	9,233,536
2.420%, 05/01/23	5,803,745	5,758,186
2.420%, 06/01/23	4,824,094	4,790,804
2.450%, 11/01/22	3,000,000	2,984,671
2.460%, 02/01/23	1,423,687	1,432,829
2.500%, 04/01/23	2,000,000	1,988,655
2.510%, 06/01/23	3,853,301	3,880,689
2.520%, 05/01/23	25,000,000	24,711,082
2.530%, 05/01/23	4,210,245	4,212,468
2.540%, 05/01/23	5,000,000	4,988,832
2.640%, 04/01/23	1,938,188	1,954,729
2.640%, 05/01/23	2,324,149	2,325,661
2.690%, 10/01/23	2,000,000	1,997,778
2.700%, 05/01/23	5,000,000	4,985,150
2.703%, 04/01/23	2,414,892	2,439,853
2.720%, 03/01/23	3,183,464	3,229,575
2.740%, 06/01/23	2,952,878	2,972,263
2.890%, 05/01/27	2,000,000	1,958,874
2.920%, 12/01/24	1,000,000	999,628
2.980%, 07/01/22	2,000,000	2,063,060
2.990%, 01/01/25	1,250,000	1,258,326
3.000%, 01/01/43	5,576,192	5,562,913
3.050%, 04/01/22	3,418,094	3,536,273
3.110%, 12/01/24	1,500,000	1,522,333

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool
3.200%, 11/01/20	10,610,700	11,166,445
3.235%, 10/01/26	1,483,875	1,504,843
3.240%, 12/01/26	1,500,000	1,519,301
3.260%, 12/01/26	1,000,000	1,022,317
3.290%, 08/01/26	2,000,000	2,030,308
3.340%, 02/01/27	1,500,000	1,533,432
3.380%, 12/01/23	2,000,000	2,087,959
3.430%, 10/01/23	12,022,467	12,639,271
3.440%, 11/01/21	4,031,542	4,259,739
3.450%, 01/01/24	1,000,000	1,048,778
3.490%, 09/01/23	4,000,000	4,222,020
3.500%, 02/01/33	5,928,716	6,205,345
3.500%, 05/01/33	6,836,773	7,155,214
3.500%, 12/01/42	7,511,172	7,752,835
3.500%, 05/01/43	29,657,094	30,609,166
3.500%, 06/01/43	7,306,923	7,541,751
3.500%, 07/01/43	4,290,661	4,428,691
3.500%, 08/01/43	9,640,665	9,950,445
3.550%, 02/01/30	1,500,000	1,541,435
3.558%, 01/01/21	12,546,672	13,404,748
3.560%, 03/01/24	7,375,542	7,793,347
3.630%, 10/01/29	1,491,820	1,543,431
3.670%, 07/01/23	2,500,000	2,646,379
3.730%, 07/01/22	5,880,694	6,288,254
3.743%, 06/01/18	1,885,462	1,997,119
3.760%, 10/01/23	1,487,220	1,597,682
3.760%, 11/01/23	1,100,000	1,177,107
3.770%, 12/01/20	2,326,259	2,502,005
3.804%, 05/01/22	9,284,076	9,909,186
3.970%, 07/01/21	4,747,302	5,148,318
4.000%, 10/01/32	2,084,232	2,247,717
4.000%, 12/01/40	848,566	905,467
4.000%, 07/01/42	4,145,037	4,422,624
4.260%, 12/01/19	2,761,170	3,012,413
4.330%, 04/01/20	3,882,003	4,258,926
4.380%, 04/01/21	3,179,786	3,522,864
4.770%, 06/01/19	3,523,729	3,882,021
5.895%, 10/01/17	2,861,954	3,116,126
Fannie Mae REMICS (CMO)
Zero Coupon, 09/25/43 (c)	2,712,159	2,071,402
Zero Coupon, 10/25/43 (c)	1,353,865	1,034,420
Zero Coupon, 12/25/43 (c)	3,136,148	2,424,512
0.678%, 03/25/27 (a)	705,762	697,253
0.687%, 05/25/35 (a)	4,062,178	4,056,520
0.687%, 10/25/42 (a)	1,625,594	1,644,602
0.787%, 10/25/43 (a)	3,067,664	3,100,393
0.787%, 12/25/43 (a)	3,740,598	3,762,997
1.087%, 03/25/38 (a)	678,882	689,377
1.187%, 08/25/32 (a)	1,389,009	1,434,193
3.000%, 05/25/26	5,908,549	6,075,560
3.500%, 07/25/24	2,778,880	2,938,541
3.500%, 02/25/43	8,381,966	8,671,060
4.500%, 07/25/38	241,718	245,588
5.000%, 03/25/40	13,085,164	14,144,997
5.500%, 12/25/35	1,615,251	1,730,607

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO)
6.000%, 01/25/36	1,095,793	$1,149,203
6.343%, 01/25/41 (a) (b)	7,683,789	1,762,109
6.500%, 07/18/28	287,790	324,391
Fannie Mae-ACES
2.207%, 01/25/22	10,000,000	9,910,370
2.280%, 12/27/22	9,391,000	9,207,105
2.389%, 01/25/23 (a)	3,000,000	2,943,765
2.614%, 10/25/21 (a)	2,000,000	2,030,520
2.723%, 10/25/24	2,000,000	1,974,612
3.103%, 07/25/24 (a)	1,394,000	1,422,535
3.346%, 03/25/24 (a)	2,500,000	2,596,665
3.501%, 01/25/24 (a)	2,500,000	2,623,485
Freddie Mac 20 Yr. Gold Pool
3.500%, 03/01/32	2,145,290	2,239,002
Freddie Mac 30 Yr. Gold Pool
3.500%, 08/01/42	4,536,726	4,677,441
3.500%, 10/01/42	3,922,200	4,041,113
3.500%, 11/01/42	6,584,338	6,790,071
3.500%, 04/01/43	2,328,545	2,399,635
4.000%, 08/01/42	8,458,992	8,973,321
4.000%, 05/01/43	1,318,660	1,405,094
4.000%, 06/01/43	921,226	981,606
4.000%, 08/01/43	8,109,802	8,641,336
5.000%, 08/01/39	2,250,476	2,515,743
6.000%, 12/01/39	1,057,339	1,196,656
Freddie Mac ARM Non-Gold Pool
3.976%, 07/01/40 (a)	4,362,751	4,596,980
Freddie Mac Gold Pool
3.500%, 12/01/32	6,916,551	7,218,661
3.500%, 01/01/33	9,643,662	10,066,759
3.500%, 02/01/33	13,644,425	14,240,698
3.500%, 03/01/33	9,230,122	9,635,253
3.500%, 04/01/33	12,315,161	12,856,581
3.500%, 05/01/33	4,669,544	4,874,636
3.500%, 06/01/43	4,479,554	4,623,906
4.000%, 09/01/32	2,262,595	2,452,100
4.000%, 11/01/32	5,584,309	6,056,660
4.000%, 12/01/32	2,516,759	2,726,486
4.000%, 01/01/33	1,287,382	1,396,347
4.000%, 02/01/33	983,845	1,065,829
5.000%, 02/01/34	651,311	707,284
Freddie Mac Multifamily Structured Pass-Through Certificates
2.522%, 01/25/23	2,085,000	2,080,936
2.615%, 01/25/23	7,275,000	7,247,246
3.389%, 03/25/24	5,714,000	5,958,839
3.490%, 01/25/24	4,000,000	4,207,052
Freddie Mac REMICS (CMO)
0.636%, 08/15/42 (a)	7,713,733	7,750,142
0.866%, 11/15/37 (a)	1,926,506	1,956,360
0.886%, 03/15/24 (a)	936,640	952,551
1.536%, 03/15/38 (a)	600,000	602,735
3.000%, 02/15/26	1,915,000	1,969,909
3.500%, 12/15/25	1,000,000	1,059,599
3.500%, 08/15/39	4,236,595	4,476,514

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
3.500%, 06/15/48	8,782,105	9,307,406
4.500%, 03/15/40	1,000,000	1,025,215
5.000%, 05/15/22	7,560,803	7,649,174
5.000%, 08/15/35	1,650,000	1,864,274
5.500%, 08/15/39	3,876,631	4,245,446
5.750%, 06/15/35	9,644,559	11,030,993
6.000%, 07/15/35	9,618,090	10,687,756
6.000%, 03/15/36	2,609,301	3,179,287
6.185%, 10/15/37 (a) (b)	6,976,144	1,397,674
6.215%, 11/15/36 (a) (b)	4,046,469	546,406
6.500%, 05/15/28	705,588	808,758
6.500%, 03/15/37	1,308,142	1,505,613
Freddie Mac Strips (CMO)
Zero Coupon, 09/15/43 (c)	1,379,145	1,128,394
0.636%, 09/15/42 (a)	8,606,947	8,656,163
0.686%, 08/15/42 (a)	5,051,678	5,045,012
0.686%, 10/15/42 (a)	1,253,840	1,265,163
3.000%, 01/15/43	8,602,741	8,759,253
3.000%, 01/15/44	10,214,255	10,125,852
Ginnie Mae II ARM Pool
3.500%, 04/20/41 (a)	1,178,136	1,225,766
Ginnie Mae II Pool
4.375%, 06/20/63	9,559,766	10,462,466
4.433%, 05/20/63	15,036,624	16,470,426
4.462%, 05/20/63	10,115,831	11,082,509
4.479%, 04/20/63	5,194,768	5,693,882
Government National Mortgage Association (CMO)
0.482%, 08/20/60 (a)	833,955	835,107
0.482%, 11/20/62 (a)	448,513	449,286
0.522%, 12/20/62 (a)	2,771,117	2,764,359
0.582%, 02/20/62 (a)	8,959,260	8,979,374
0.592%, 03/20/63 (a)	896,652	895,023
0.602%, 02/20/63 (a)	2,165,619	2,162,715
0.632%, 02/20/63 (a)	8,391,470	8,401,876
0.652%, 03/20/63 (a)	4,244,436	4,247,756
0.652%, 07/20/64 (a)	4,785,893	4,790,124
0.652%, 09/20/64 (a)	1,938,214	1,941,013
0.662%, 04/20/63 (a)	9,191,802	9,203,439
0.682%, 01/20/63 (a)	4,073,339	4,087,066
0.682%, 04/20/63 (a)	8,078,305	8,100,157
0.682%, 06/20/64 (a)	6,408,130	6,428,931
0.682%, 07/20/64 (a)	3,039,087	3,049,006
0.687%, 09/20/37 (a)	460,068	464,436
0.732%, 04/20/62 (a)	921,644	926,305
0.782%, 04/20/64 (a)	16,119,442	16,246,872
0.782%, 05/20/64 (a)	11,397,776	11,499,307
0.832%, 07/20/63 (a)	6,995,354	7,065,329
0.832%, 01/20/64 (a)	1,650,480	1,665,491
0.832%, 02/20/64 (a)	5,731,319	5,783,153
0.832%, 03/20/64 (a)	2,178,446	2,199,963
0.872%, 02/20/64 (a)	2,629,463	2,665,113
0.882%, 09/20/63 (a)	4,620,726	4,670,093
0.932%, 09/20/63 (a)	4,755,602	4,816,445
1.650%, 02/20/63	16,607,323	16,560,390

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
1.650%, 04/20/63	9,444,274	$9,406,790
1.750%, 03/20/63	2,435,548	2,441,279
2.000%, 06/20/62	3,553,388	3,592,646
3.500%, 05/20/35	162,705	164,492
4.000%, 02/20/37	207,696	211,720
4.500%, 01/16/25	1,068,733	1,193,534
4.500%, 06/20/36	247,454	250,787
4.508%, 04/20/43 (a)	2,848,039	3,056,666
4.702%, 11/20/42 (a)	11,725,262	12,863,656
5.000%, 12/20/33	2,000,000	2,269,640
5.000%, 09/20/38	5,741,715	6,166,655
5.000%, 06/16/39	1,259,310	1,347,289
5.000%, 07/20/39	5,373,681	5,980,654
5.000%, 10/20/39	3,631,609	4,131,199
5.229%, 06/20/40 (a)	5,696,491	6,377,638
5.500%, 02/20/33	279,191	296,352
5.500%, 07/16/33 (b)	1,614,062	348,284
5.500%, 06/20/36	203,320	206,403

		979,005,460

Federal Agencies—1.7%
Residual Funding Corp. Principal Strip
Zero Coupon, 07/15/20	43,119,000	39,025,110
Tennessee Valley Authority
1.750%, 10/15/18	850,000	857,415
5.250%, 09/15/39	600,000	730,025
5.880%, 04/01/36	1,000,000	1,297,845
6.235%, 07/15/45	4,250,000	4,988,225
Tennessee Valley Authority Principal Strip
Zero Coupon, 11/01/25	1,000,000	713,299
Zero Coupon, 06/15/35	750,000	342,099

		47,954,018

U.S. Treasury—24.2%
U.S. Treasury Bonds
4.250%, 05/15/39	200,000	241,344
4.375%, 02/15/38	18,100,000	22,257,353
4.500%, 05/15/38	1,000,000	1,250,156
4.750%, 02/15/37	2,000,000	2,591,406
5.000%, 05/15/37	21,550,000	28,878,681
5.250%, 11/15/28 (d)	8,000,000	10,427,504
5.250%, 02/15/29	500,000	652,461
5.375%, 02/15/31 (d)	13,000,000	17,475,861
5.500%, 08/15/28	3,000,000	3,989,298
6.125%, 08/15/29	5,000,000	7,075,000
U.S. Treasury Coupon Strips
Zero Coupon, 02/15/18	5,000,000	4,882,400
Zero Coupon, 05/15/18	3,200,000	3,111,485
Zero Coupon, 08/15/19 (d)	16,000,000	15,047,632
Zero Coupon, 11/15/19	1,500,000	1,400,133
Zero Coupon, 02/15/20 (d)	2,815,000	2,609,139
Zero Coupon, 05/15/20	2,475,000	2,272,570
Zero Coupon, 02/15/21	25,050,000	22,491,193

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips
Zero Coupon, 05/15/21	16,285,000	14,493,096
Zero Coupon, 08/15/21	3,095,000	2,731,409
Zero Coupon, 11/15/21	14,940,000	13,102,649
Zero Coupon, 02/15/22	3,975,000	3,456,068
Zero Coupon, 05/15/22	14,560,000	12,554,622
Zero Coupon, 08/15/22	6,000,000	5,134,698
Zero Coupon, 11/15/22	6,250,000	5,311,206
Zero Coupon, 02/15/23	18,035,000	15,193,928
Zero Coupon, 05/15/23	57,400,000	47,816,439
Zero Coupon, 08/15/23	2,765,000	2,287,531
Zero Coupon, 11/15/23	2,300,000	1,883,728
Zero Coupon, 02/15/24	4,900,000	3,979,099
Zero Coupon, 11/15/24	1,500,000	1,190,385
Zero Coupon, 05/15/25	1,500,000	1,170,988
Zero Coupon, 08/15/27	400,000	288,756
Zero Coupon, 11/15/27	570,000	407,696
Zero Coupon, 05/15/28	30,000	21,046
Zero Coupon, 08/15/28	1,750,000	1,216,106
Zero Coupon, 05/15/29	1,000,000	674,028
Zero Coupon, 08/15/29	800,000	534,775
Zero Coupon, 11/15/29	1,000,000	661,037
Zero Coupon, 02/15/30	8,300,000	5,437,122
Zero Coupon, 05/15/30	700,000	454,541
Zero Coupon, 08/15/30	3,925,000	2,526,142
Zero Coupon, 11/15/30	4,400,000	2,817,012
Zero Coupon, 02/15/31	2,800,000	1,778,490
Zero Coupon, 05/15/31	10,500,000	6,565,776
Zero Coupon, 08/15/31	2,800,000	1,742,292
Zero Coupon, 11/15/31	3,000,000	1,839,768
Zero Coupon, 02/15/32	9,900,000	6,010,924
Zero Coupon, 05/15/32	12,800,000	7,695,501
Zero Coupon, 08/15/32	1,900,000	1,130,884
Zero Coupon, 08/15/33	400,000	228,719
Zero Coupon, 11/15/33	9,000,000	5,107,887
Zero Coupon, 05/15/35 (d)	4,000,000	2,143,116
U.S. Treasury Inflation Indexed Bonds
1.750%, 01/15/28 (e)	564,645	639,637
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/22 (e)	1,567,920	1,553,834
U.S. Treasury Notes
0.750%, 12/31/17	1,000,000	997,891
0.750%, 02/28/18	13,000,000	12,948,208
0.875%, 01/31/18	12,000,000	12,001,872
1.000%, 06/30/19	1,000,000	985,703
1.000%, 08/31/19	22,000,000	21,618,432
1.250%, 10/31/18	3,000,000	3,010,314
1.250%, 11/30/18	4,405,000	4,416,012
1.250%, 01/31/20	3,000,000	2,959,686
1.250%, 02/29/20	11,000,000	10,837,574
1.375%, 11/30/18	3,595,000	3,622,804
1.500%, 08/31/18	24,000,000	24,313,128
1.500%, 05/31/19	2,690,000	2,704,921
1.750%, 05/15/23	4,000,000	3,869,064
2.000%, 11/30/20	20,000,000	20,250,000
2.000%, 10/31/21	3,700,000	3,706,649

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.125%, 08/31/20	15,000,000	$15,319,920
2.125%, 01/31/21	2,000,000	2,033,124
2.125%, 08/15/21	41,000,000	41,461,250
2.625%, 01/31/18	7,000,000	7,315,546
2.625%, 08/15/20	13,000,000	13,594,139
2.625%, 11/15/20	19,500,000	20,366,833
2.750%, 02/15/19	1,500,000	1,579,687
3.125%, 05/15/21	27,000,000	28,879,443
3.500%, 02/15/18	20,000,000	21,353,120
3.625%, 02/15/21	44,000,000	48,272,796

		656,852,667

Total U.S. Treasury & Government Agencies (Cost $1,680,067,284)		1,683,812,145

Corporate Bonds & Notes—21.1%

Aerospace/Defense—0.2%
Airbus Group Financial B.V.
2.700%, 04/17/23 (144A)	249,000	239,122
BAE Systems Holdings, Inc.
4.750%, 10/07/44 (144A)	338,000	330,994
BAE Systems plc
4.750%, 10/11/21 (144A)	1,000,000	1,095,563
Northrop Grumman Corp.
1.750%, 06/01/18	418,000	416,987
3.850%, 04/15/45	182,000	160,137
Northrop Grumman Systems Corp.
7.750%, 02/15/31	350,000	467,882
United Technologies Corp.
7.500%, 09/15/29	1,568,000	2,188,850

		4,899,535

Agriculture—0.1%
Bunge N.A. Finance L.P.
5.900%, 04/01/17	247,000	263,857
Bunge, Ltd. Finance Corp.
8.500%, 06/15/19	1,084,000	1,310,413
Cargill, Inc.
7.350%, 03/06/19 (144A)	1,055,000	1,253,418

		2,827,688

Airlines—0.1%
Air Canada Pass-Through Trust
4.125%, 05/15/25 (144A)	360,242	368,347
American Airlines Pass-Through Trust
4.950%, 01/15/23	1,182,349	1,256,246
United Airlines Pass-Through Trust
4.300%, 08/15/25	521,665	537,315

		2,161,908

Auto Manufacturers—0.6%
American Honda Finance Corp.
1.600%, 02/16/18 (144A)	700,000	702,034
2.125%, 02/28/17 (144A)	900,000	915,312
Daimler Finance North America LLC
1.875%, 01/11/18 (144A)	328,000	328,715
2.250%, 07/31/19 (144A)	1,600,000	1,594,323
2.375%, 08/01/18 (144A)	378,000	383,259
2.875%, 03/10/21 (144A)	500,000	504,261
Ford Motor Credit Co. LLC
1.500%, 01/17/17	678,000	677,220
1.529%, 05/09/16 (a)	840,000	844,758
1.684%, 09/08/17	630,000	628,179
2.145%, 01/09/18	309,000	310,272
2.375%, 03/12/19	969,000	965,876
2.597%, 11/04/19	950,000	943,067
3.000%, 06/12/17	400,000	409,156
4.250%, 02/03/17	1,200,000	1,247,254
4.375%, 08/06/23	900,000	933,387
Nissan Motor Acceptance Corp.
1.800%, 03/15/18 (144A)	789,000	790,110
2.650%, 09/26/18 (144A)	300,000	307,698
PACCAR Financial Corp.
0.800%, 02/08/16	117,000	117,171
Toyota Motor Credit Corp.
1.375%, 01/10/18	700,000	700,414
1.450%, 01/12/18	206,000	206,198
1.750%, 05/22/17	500,000	506,913
2.100%, 01/17/19	1,046,000	1,050,376

		15,065,953

Auto Parts & Equipment—0.1%
Johnson Controls, Inc.
3.625%, 07/02/24	277,000	277,492
4.950%, 07/02/64	737,000	700,260
5.000%, 03/30/20	635,000	697,076

		1,674,828

Banks—5.4%
ABN AMRO Bank NV
2.500%, 10/30/18 (144A)	1,160,000	1,178,349
American Express Bank FSB
6.000%, 09/13/17	1,800,000	1,967,812
American Express Centurion Bank
5.950%, 06/12/17	250,000	272,396
ANZ New Zealand International, Ltd.
2.600%, 09/23/19 (144A)	1,300,000	1,310,774
Bank of America Corp.
2.000%, 01/11/18	2,450,000	2,458,029
2.600%, 01/15/19	1,710,000	1,728,622
2.650%, 04/01/19	1,300,000	1,315,401
3.300%, 01/11/23	1,921,000	1,891,872
3.875%, 03/22/17	290,000	301,507
4.000%, 01/22/25	654,000	637,188
4.125%, 01/22/24	1,780,000	1,824,267
4.250%, 10/22/26	520,000	509,394

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp.
5.625%, 07/01/20	1,000,000	$1,127,058
5.875%, 01/05/21	2,500,000	2,860,330
6.000%, 09/01/17	360,000	391,739
6.050%, 05/16/16	2,494,000	2,589,760
6.400%, 08/28/17	1,276,000	1,399,055
6.500%, 07/15/18	997,000	1,121,281
Bank of Montreal
2.375%, 01/25/19	397,000	402,078
2.550%, 11/06/22 (d)	500,000	485,873
Bank of New York Mellon Corp. (The)
2.200%, 05/15/19	354,000	355,576
3.250%, 09/11/24	1,200,000	1,198,879
4.150%, 02/01/21	670,000	724,923
5.450%, 05/15/19	278,000	311,352
Bank of Nova Scotia (The)
1.850%, 04/14/20	700,000	692,146
2.550%, 01/12/17	300,000	306,417
2.800%, 07/21/21	500,000	502,943
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
2.700%, 09/09/18 (144A)	1,000,000	1,023,604
4.100%, 09/09/23 (144A)	1,114,000	1,171,779
Banque Federative du Credit Mutuel S.A.
1.700%, 01/20/17 (144A)	1,600,000	1,607,530
Barclays Bank plc
2.250%, 05/10/17 (144A) (d)	1,000,000	1,020,969
3.750%, 05/15/24	324,000	325,411
5.125%, 01/08/20	700,000	778,618
Barclays plc
3.650%, 03/16/25	254,000	240,233
BB&T Corp.
2.050%, 06/19/18	833,000	842,130
2.150%, 03/22/17	485,000	492,209
2.450%, 01/15/20	400,000	400,896
6.850%, 04/30/19	525,000	614,431
BNZ International Funding, Ltd.
2.350%, 03/04/19 (144A)	842,000	843,142
BPCE S.A.
1.625%, 01/26/18	1,200,000	1,197,968
Capital One Financial Corp.
2.450%, 04/24/19	176,000	176,018
4.750%, 07/15/21	907,000	990,696
5.250%, 02/21/17	170,000	180,418
Capital One N.A.
1.500%, 03/22/18	500,000	493,483
Citigroup, Inc.
1.850%, 11/24/17	776,000	777,893
2.500%, 09/26/18	441,000	445,967
2.500%, 07/29/19	450,000	450,660
2.550%, 04/08/19	550,000	554,581
3.500%, 05/15/23	1,100,000	1,073,962
3.750%, 06/16/24	629,000	632,727
4.300%, 11/20/26	1,500,000	1,466,733
4.400%, 06/10/25	196,000	195,269
5.375%, 08/09/20	86,000	96,150
5.500%, 09/13/25	692,000	747,912
8.500%, 05/22/19	4,138,000	5,047,106

Banks—(Continued)
Comerica, Inc.
3.800%, 07/22/26	1,116,000	1,084,317
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.875%, 02/08/22	700,000	728,215
3.950%, 11/09/22	872,000	871,883
Credit Suisse
1.750%, 01/29/18	279,000	277,915
2.300%, 05/28/19	250,000	249,566
3.000%, 10/29/21	1,379,000	1,368,247
3.625%, 09/09/24	250,000	248,515
5.300%, 08/13/19	300,000	334,104
Credit Suisse Group Funding Guernsey, Ltd.
3.750%, 03/26/25 (144A)	250,000	240,668
Deutsche Bank AG
2.500%, 02/13/19	200,000	201,017
3.700%, 05/30/24	667,000	658,687
6.000%, 09/01/17	200,000	217,611
Discover Bank
3.200%, 08/09/21	1,650,000	1,626,514
4.200%, 08/08/23	493,000	499,012
Fifth Third Bancorp
8.250%, 03/01/38	500,000	720,225
Fifth Third Bank
2.375%, 04/25/19	650,000	650,879
Goldman Sachs Group, Inc. (The)
2.600%, 04/23/20	714,000	710,422
3.500%, 01/23/25	392,000	380,159
3.625%, 01/22/23	1,300,000	1,291,800
3.850%, 07/08/24	1,447,000	1,445,745
4.000%, 03/03/24	412,000	419,189
5.375%, 03/15/20	1,650,000	1,837,308
5.750%, 01/24/22	1,000,000	1,137,469
5.950%, 01/18/18	1,425,000	1,566,480
5.950%, 01/15/27	1,000,000	1,120,518
6.150%, 04/01/18	1,475,000	1,640,023
7.500%, 02/15/19	3,000,000	3,523,827
HSBC Bank plc
1.500%, 05/15/18 (144A)	1,821,000	1,808,555
4.125%, 08/12/20 (144A)	2,002,000	2,149,217
4.750%, 01/19/21 (144A)	1,600,000	1,763,566
HSBC USA, Inc.
1.625%, 01/16/18	500,000	498,633
2.350%, 03/05/20	538,000	533,601
Industrial & Commercial Bank of China, Ltd.
2.351%, 11/13/17	626,000	630,566
ING Bank NV
1.375%, 03/07/16 (144A)	500,000	501,895
3.750%, 03/07/17 (144A)	1,000,000	1,039,034
KeyCorp
5.100%, 03/24/21	896,000	994,091
Macquarie Bank, Ltd.
2.600%, 06/24/19 (144A)	699,000	702,895
5.000%, 02/22/17 (144A)	1,500,000	1,584,232
Manufacturers & Traders Trust Co.
6.625%, 12/04/17	970,000	1,084,152

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Mizuho Bank, Ltd.
1.800%, 03/26/18 (144A)	484,000	$484,137
3.600%, 09/25/24 (144A)	950,000	961,026
Morgan Stanley
1.750%, 02/25/16	107,000	107,435
1.875%, 01/05/18	517,000	518,372
2.375%, 07/23/19	700,000	695,403
3.700%, 10/23/24	500,000	497,975
5.000%, 11/24/25	1,269,000	1,328,464
5.500%, 01/26/20	1,430,000	1,595,873
5.625%, 09/23/19	3,030,000	3,395,400
5.750%, 10/18/16	2,757,000	2,914,011
5.750%, 01/25/21	2,500,000	2,848,290
National Australia Bank, Ltd.
2.400%, 12/09/19 (144A)	400,000	401,978
Nordea Bank AB
1.625%, 05/15/18 (144A)	1,400,000	1,396,648
4.875%, 01/27/20 (144A)	500,000	555,400
Northern Trust Corp.
3.375%, 08/23/21	300,000	313,673
PNC Funding Corp.
5.125%, 02/08/20	800,000	896,886
6.700%, 06/10/19	1,300,000	1,515,801
Royal Bank of Canada
1.200%, 09/19/17	1,000,000	998,440
1.875%, 02/05/20	2,000,000	1,983,876
2.000%, 10/01/18	2,092,000	2,121,589
2.200%, 07/27/18	305,000	310,202
2.300%, 07/20/16	275,000	279,566
Skandinaviska Enskilda Banken AB
1.750%, 03/19/18 (144A)	402,000	401,967
Stadshypotek AB
1.875%, 10/02/19 (144A)	1,500,000	1,500,433
Standard Chartered Bank
6.400%, 09/26/17 (144A)	1,100,000	1,198,740
Standard Chartered plc
5.200%, 01/26/24 (144A) (d)	1,000,000	1,047,079
State Street Corp.
3.100%, 05/15/23	407,000	398,728
3.700%, 11/20/23	1,608,000	1,661,043
SunTrust Banks, Inc.
2.750%, 05/01/23	2,000,000	1,924,482
3.500%, 01/20/17	310,000	319,236
Toronto-Dominion Bank (The)
2.250%, 11/05/19	255,000	256,028
2.500%, 07/14/16	300,000	305,103
U.S. Bancorp
2.200%, 04/25/19	1,000,000	1,010,480
U.S. Bank N.A.
2.125%, 10/28/19	350,000	350,398
UBS AG
5.750%, 04/25/18	917,000	1,015,917
5.875%, 12/20/17	900,000	990,106
Wachovia Corp.
5.750%, 02/01/18	1,500,000	1,656,636

Banks—(Continued)
Wells Fargo & Co.
2.150%, 01/15/19	179,000	180,112
3.000%, 01/22/21	1,900,000	1,930,964
3.300%, 09/09/24	770,000	758,188
4.100%, 06/03/26	1,291,000	1,296,442
4.600%, 04/01/21	3,470,000	3,801,309
4.650%, 11/04/44	595,000	570,302
5.375%, 11/02/43	1,005,000	1,073,059
Wells Fargo Bank N.A.
6.000%, 11/15/17	2,491,000	2,743,939
Westpac Banking Corp.
1.375%, 05/30/18 (144A) (d)	2,000,000	1,992,024

		146,597,428

Beverages—0.2%
Anheuser-Busch InBev Finance, Inc.
3.700%, 02/01/24	1,000,000	1,023,508
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 07/15/22	950,000	913,593
7.750%, 01/15/19	310,000	367,954
Beam Suntory, Inc.
3.250%, 05/15/22	760,000	747,504
Coca-Cola Co. (The)
1.150%, 04/01/18	182,000	181,044
Heineken NV
3.400%, 04/01/22 (144A)	1,339,000	1,354,137
PepsiCo, Inc.
0.492%, 02/26/16 (a)	182,000	182,229
SABMiller Holdings, Inc.
3.750%, 01/15/22 (144A)	1,700,000	1,756,534

		6,526,503

Biotechnology—0.2%
Amgen, Inc.
2.125%, 05/01/20	100,000	97,919
3.625%, 05/22/24	873,000	866,004
5.700%, 02/01/19	100,000	111,707
6.375%, 06/01/37	2,116,000	2,499,419
Celgene Corp.
3.250%, 08/15/22	490,000	484,574
3.625%, 05/15/24	455,000	454,422
3.950%, 10/15/20	500,000	531,252
Gilead Sciences, Inc.
3.500%, 02/01/25	115,000	115,168
3.700%, 04/01/24	600,000	613,102
4.400%, 12/01/21	630,000	688,066

		6,461,633

Chemicals—0.4%
Agrium, Inc.
3.375%, 03/15/25	87,000	82,720
4.125%, 03/15/35	620,000	554,389
5.250%, 01/15/45	712,000	719,057
CF Industries, Inc.
7.125%, 05/01/20	1,000,000	1,187,894

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Dow Chemical Co. (The)
4.125%, 11/15/21 (d)	212,000	$222,366
7.375%, 11/01/29	1,000,000	1,260,604
8.850%, 09/15/21	640,000	823,451
Ecolab, Inc.
2.250%, 01/12/20	297,000	294,014
4.350%, 12/08/21	700,000	755,190
EI du Pont de Nemours & Co.
4.150%, 02/15/43	107,000	102,359
Monsanto Co.
4.700%, 07/15/64	100,000	86,569
Mosaic Co. (The)
3.750%, 11/15/21	1,520,000	1,567,634
4.250%, 11/15/23	460,000	472,985
5.450%, 11/15/33	1,163,000	1,237,984
Potash Corp. of Saskatchewan, Inc.
3.000%, 04/01/25	440,000	420,860
3.250%, 12/01/17	100,000	104,168
Praxair, Inc.
1.250%, 11/07/18	900,000	888,185
2.650%, 02/05/25	261,000	249,410
Rohm & Haas Co.
6.000%, 09/15/17	68,000	74,286
7.850%, 07/15/29	418,000	548,986

		11,653,111

Commercial Services—0.2%
ADT Corp. (The)
4.125%, 06/15/23 (d)	625,000	584,375
4.875%, 07/15/42	420,000	321,300
ERAC USA Finance LLC
3.850%, 11/15/24 (144A)	925,000	928,425
4.500%, 08/16/21 (144A)	1,740,000	1,878,529
7.000%, 10/15/37 (144A)	500,000	611,175

		4,323,804

Computers—0.4%
Apple, Inc.
0.529%, 05/03/18 (a)	1,100,000	1,101,534
2.150%, 02/09/22	540,000	515,854
2.400%, 05/03/23	1,679,000	1,606,167
2.850%, 05/06/21	569,000	577,363
3.450%, 02/09/45	625,000	529,703
EMC Corp.
3.375%, 06/01/23	2,449,000	2,452,874
HP Enterprise Services LLC
7.450%, 10/15/29	700,000	854,739
International Business Machines Corp.
1.625%, 05/15/20	1,000,000	972,432
3.375%, 08/01/23	650,000	653,122
6.500%, 01/15/28	300,000	379,046

		9,642,834

Diversified Financial Services—1.3%
AIG Global Funding
1.650%, 12/15/17 (144A)	314,000	314,451
American Express Credit Corp.
2.125%, 03/18/19	231,000	231,475
2.250%, 08/15/19	1,000,000	1,001,684
Ameriprise Financial, Inc.
4.000%, 10/15/23	1,380,000	1,441,108
Blackstone Holdings Finance Co. LLC
6.625%, 08/15/19 (144A)	1,200,000	1,397,738
Capital One Bank USA N.A.
3.375%, 02/15/23	600,000	582,829
8.800%, 07/15/19	300,000	368,017
CDP Financial, Inc.
4.400%, 11/25/19 (144A)	600,000	656,459
CME Group, Inc.
3.000%, 03/15/25	440,000	427,279
General Electric Capital Corp.
2.200%, 01/09/20	430,000	429,878
3.100%, 01/09/23	1,000,000	997,244
4.375%, 09/16/20	3,700,000	4,028,967
5.500%, 01/08/20	2,150,000	2,437,283
5.625%, 09/15/17	1,000,000	1,088,932
6.000%, 08/07/19	2,350,000	2,686,259
6.750%, 03/15/32	1,800,000	2,336,850
Invesco Finance plc
4.000%, 01/30/24	500,000	513,452
Jefferies Group LLC
5.125%, 01/20/23	300,000	309,711
6.875%, 04/15/21	475,000	543,692
Legg Mason, Inc.
3.950%, 07/15/24	700,000	707,890
Macquarie Group, Ltd.
6.000%, 01/14/20 (144A)	1,572,000	1,766,384
Murray Street Investment Trust I
4.647%, 03/09/17	1,600,000	1,680,681
Private Export Funding Corp.
2.800%, 05/15/22	1,000,000	1,015,473
3.550%, 01/15/24	7,383,000	7,797,179
TD Ameritrade Holding Corp.
2.950%, 04/01/22	295,000	292,494

		35,053,409

Electric—1.5%
Alabama Power Co.
3.550%, 12/01/23	461,000	471,720
4.150%, 08/15/44	218,000	208,632
Arizona Public Service Co.
2.200%, 01/15/20	142,000	140,809
3.350%, 06/15/24	696,000	699,590
4.500%, 04/01/42	200,000	200,804
Baltimore Gas & Electric Co.
5.200%, 06/15/33	1,510,000	1,644,325
Berkshire Hathaway Energy Co.
1.100%, 05/15/17	460,000	457,939
2.400%, 02/01/20	364,000	362,406

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Berkshire Hathaway Energy Co.
3.750%, 11/15/23	1,736,000	$1,776,702
4.500%, 02/01/45	333,000	327,714
CenterPoint Energy Houston Electric LLC
2.250%, 08/01/22	950,000	900,155
Cleveland Electric Illuminating Co. (The)
7.880%, 11/01/17	1,118,000	1,275,185
CMS Energy Corp.
8.750%, 06/15/19	885,000	1,090,701
Commonwealth Edison Co.
5.950%, 08/15/16	200,000	210,933
Consumers Energy Co.
4.350%, 08/31/64	191,000	179,137
5.650%, 04/15/20	200,000	229,863
DTE Electric Co.
3.900%, 06/01/21	1,000,000	1,067,879
5.700%, 10/01/37	300,000	356,680
DTE Energy Co.
3.500%, 06/01/24	449,000	449,619
3.850%, 12/01/23	225,000	233,434
Duke Energy Carolinas LLC
4.300%, 06/15/20	619,000	677,702
6.000%, 01/15/38	600,000	734,023
Duke Energy Ohio, Inc.
3.800%, 09/01/23	815,000	847,087
Duke Energy Progress, Inc.
4.100%, 03/15/43	200,000	191,260
4.375%, 03/30/44	247,000	248,449
5.300%, 01/15/19	200,000	222,885
5.700%, 04/01/35	360,000	423,074
Entergy Arkansas, Inc.
3.050%, 06/01/23	765,000	755,635
Exelon Generation Co. LLC
2.950%, 01/15/20	300,000	301,038
Florida Power & Light Co.
5.625%, 04/01/34	1,250,000	1,480,948
Hydro-Quebec
8.050%, 07/07/24	1,100,000	1,503,946
9.400%, 02/01/21	845,000	1,127,156
Indiana Michigan Power Co.
3.200%, 03/15/23	330,000	327,067
Kansas City Power & Light Co.
3.150%, 03/15/23	604,000	592,574
5.300%, 10/01/41	315,000	340,878
MidAmerican Energy Co.
3.700%, 09/15/23 (d)	1,100,000	1,143,666
Nevada Power Co.
6.650%, 04/01/36	360,000	463,991
7.125%, 03/15/19	200,000	235,195
NextEra Energy Capital Holdings, Inc.
1.339%, 09/01/15	133,000	133,124
3.625%, 06/15/23	410,000	409,111
Niagara Mohawk Power Corp.
3.508%, 10/01/24 (144A)	305,000	305,617
Nisource Finance Corp.
4.800%, 02/15/44	162,000	165,183
6.125%, 03/01/22	1,875,000	2,165,921

Electric—(Continued)
Northern States Power Co.
6.500%, 03/01/28	628,000	797,362
Ohio Power Co.
5.375%, 10/01/21	305,000	347,752
6.600%, 02/15/33	258,000	322,183
Pacific Gas & Electric Co.
3.500%, 10/01/20	782,000	815,954
6.050%, 03/01/34	1,200,000	1,442,653
PacifiCorp
3.600%, 04/01/24	315,000	325,209
5.500%, 01/15/19	500,000	560,376
PPL Electric Utilities Corp.
2.500%, 09/01/22	300,000	290,469
4.125%, 06/15/44	208,000	201,218
PSEG Power LLC
4.300%, 11/15/23	201,000	207,652
5.320%, 09/15/16	568,000	594,757
Public Service Co. of Colorado
2.500%, 03/15/23	400,000	384,171
3.200%, 11/15/20	375,000	390,929
Public Service Co. of New Hampshire
3.500%, 11/01/23	272,000	279,293
Public Service Co. of Oklahoma
5.150%, 12/01/19	1,010,000	1,120,897
6.625%, 11/15/37	600,000	759,863
Public Service Electric & Gas Co.
3.800%, 01/01/43	700,000	641,405
Sierra Pacific Power Co.
3.375%, 08/15/23	556,000	562,273
South Carolina Electric & Gas Co.
4.500%, 06/01/64	173,000	157,431
Southern Co. (The)
2.150%, 09/01/19	855,000	846,190
State Grid Overseas Investment, Ltd.
1.750%, 05/22/18 (144A)	499,000	495,307
Virginia Electric & Power Co.
2.750%, 03/15/23	400,000	390,435
2.950%, 01/15/22	489,000	487,447
3.450%, 02/15/24	102,000	103,323
4.450%, 02/15/44	126,000	126,531
6.000%, 05/15/37	685,000	832,009
Wisconsin Electric Power Co.
1.700%, 06/15/18	840,000	841,732
Xcel Energy, Inc.
0.750%, 05/09/16	290,000	289,153

		41,693,731

Electronics—0.2%
Arrow Electronics, Inc.
3.000%, 03/01/18	49,000	49,774
6.000%, 04/01/20	536,000	602,505
6.875%, 06/01/18	300,000	333,127
7.500%, 01/15/27	1,100,000	1,298,196
Koninklijke Philips NV
3.750%, 03/15/22	1,680,000	1,702,648

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—(Continued)
Thermo Fisher Scientific, Inc.
1.300%, 02/01/17	551,000	$550,085
4.150%, 02/01/24	1,030,000	1,049,519

		5,585,854

Engineering & Construction—0.0%
Fluor Corp.
3.375%, 09/15/21	550,000	568,643

Environmental Control—0.1%
Republic Services, Inc.
5.500%, 09/15/19	650,000	726,020
6.086%, 03/15/35	500,000	583,142
Waste Management, Inc.
3.125%, 03/01/25	257,000	249,330
3.900%, 03/01/35	88,000	80,688

		1,639,180

Food—0.3%
ConAgra Foods, Inc.
1.300%, 01/25/16	104,000	104,014
HJ Heinz Co.
3.950%, 07/15/25 (144A)	260,000	261,442
5.000%, 07/15/35 (144A)	131,000	132,575
Kraft Foods Group, Inc.
6.125%, 08/23/18	700,000	782,748
6.875%, 01/26/39	600,000	735,247
Kroger Co. (The)
4.000%, 02/01/24	229,000	236,512
7.500%, 04/01/31	1,140,000	1,467,756
8.000%, 09/15/29	610,000	830,853
Mondelez International, Inc.
4.000%, 02/01/24	1,800,000	1,864,303
Sysco Corp.
3.000%, 10/02/21	203,000	205,030
Tyson Foods, Inc.
3.950%, 08/15/24	1,456,000	1,466,684

		8,087,164

Gas—0.3%
AGL Capital Corp.
3.500%, 09/15/21	1,000,000	1,042,662
4.400%, 06/01/43	375,000	372,837
6.000%, 10/01/34	1,000,000	1,178,305
Atmos Energy Corp.
4.125%, 10/15/44	450,000	429,830
4.150%, 01/15/43	460,000	435,186
8.500%, 03/15/19	200,000	242,941
CenterPoint Energy Resources Corp.
4.500%, 01/15/21	429,000	461,037
CenterPoint Energy, Inc.
6.500%, 05/01/18	706,000	794,710
Sempra Energy
2.875%, 10/01/22	1,625,000	1,575,566

Gas—(Continued)
Sempra Energy
3.550%, 06/15/24	709,000	708,371
4.050%, 12/01/23	1,054,000	1,088,656

		8,330,101

Healthcare-Products—0.1%
Baxter International, Inc.
1.850%, 06/15/18	431,000	429,577
Becton Dickinson & Co.
2.675%, 12/15/19	145,000	145,109
3.734%, 12/15/24	184,000	183,381
Medtronic, Inc.
3.150%, 03/15/22 (144A)	775,000	778,472
4.375%, 03/15/35 (144A)	956,000	948,663

		2,485,202

Healthcare-Services—0.2%
Aetna, Inc.
6.625%, 06/15/36	297,000	364,791
Anthem, Inc.
2.300%, 07/15/18	751,000	755,468
3.500%, 08/15/24	1,035,000	994,146
4.650%, 08/15/44	324,000	296,345
5.950%, 12/15/34	272,000	291,448
Laboratory Corp. of America Holdings
3.200%, 02/01/22	682,000	672,380
Quest Diagnostics, Inc.
4.750%, 01/30/20	400,000	435,529
Roche Holdings, Inc.
3.350%, 09/30/24 (144A) (d)	660,000	666,310
Texas Health Resources
4.330%, 11/15/55	250,000	233,955
UnitedHealth Group, Inc.
2.875%, 03/15/23	250,000	240,658
5.800%, 03/15/36	375,000	436,088

		5,387,118

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd.
4.625%, 01/13/22 (144A)	1,100,000	1,182,758

Household Products/Wares—0.0%
Kimberly-Clark Corp.
2.400%, 06/01/23	600,000	577,643

Insurance—0.9%
ACE INA Holdings, Inc.
2.700%, 03/13/23	400,000	388,816
3.150%, 03/15/25	131,000	127,978
3.350%, 05/15/24	435,000	435,602
AIG SunAmerica Global Financing X
6.900%, 03/15/32 (144A)	1,000,000	1,281,773
Allstate Corp. (The)
3.150%, 06/15/23	407,000	407,522

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
American International Group, Inc.
3.875%, 01/15/35	259,000	$233,937
4.125%, 02/15/24	622,000	645,433
4.875%, 06/01/22	246,000	269,842
6.400%, 12/15/20	500,000	594,422
Aon plc
3.500%, 06/14/24	935,000	920,759
Berkshire Hathaway Finance Corp.
3.000%, 05/15/22	1,000,000	1,011,281
4.300%, 05/15/43	831,000	804,281
Berkshire Hathaway, Inc.
3.400%, 01/31/22	627,000	653,431
CNA Financial Corp.
6.950%, 01/15/18	550,000	613,183
7.350%, 11/15/19	500,000	591,007
Liberty Mutual Group, Inc.
5.000%, 06/01/21 (144A)	700,000	763,881
Liberty Mutual Insurance Co.
7.875%, 10/15/26 (144A)	500,000	604,778
8.500%, 05/15/25 (144A)	300,000	374,929
Lincoln National Corp.
6.250%, 02/15/20	800,000	925,647
8.750%, 07/01/19	350,000	429,116
Marsh & McLennan Cos., Inc.
2.350%, 03/06/20	453,000	451,170
3.500%, 03/10/25	621,000	613,367
Massachusetts Mutual Life Insurance Co.
5.625%, 05/15/33 (144A)	720,000	835,235
7.625%, 11/15/23 (144A)	550,000	687,524
MassMutual Global Funding II
5.250%, 07/31/18 (144A)	880,000	970,842
Nationwide Mutual Insurance Co.
8.250%, 12/01/31 (144A)	1,000,000	1,339,483
New York Life Global Funding
0.800%, 02/12/16 (144A)	600,000	600,863
1.125%, 03/01/17 (144A)	317,000	316,742
Pacific Life Insurance Co.
9.250%, 06/15/39 (144A)	650,000	970,681
Pricoa Global Funding I
1.600%, 05/29/18 (144A)	1,678,000	1,669,219
Prudential Insurance Co. of America (The)
8.300%, 07/01/25 (144A)	2,150,000	2,862,654
XLIT, Ltd.
6.375%, 11/15/24	921,000	1,085,458

		24,480,856

Internet—0.2%
Amazon.com, Inc.
3.300%, 12/05/21	1,020,000	1,033,444
4.800%, 12/05/34	815,000	809,534
eBay, Inc.
2.600%, 07/15/22	1,540,000	1,430,466
2.875%, 08/01/21	450,000	444,146
4.000%, 07/15/42	700,000	568,041

		4,285,631

Iron/Steel—0.0%
Nucor Corp.
4.000%, 08/01/23	1,049,000	1,064,407

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp.
1.300%, 03/01/18	500,000	498,712
2.750%, 08/20/21	360,000	363,987
3.250%, 12/01/24	393,000	389,172
3.750%, 11/24/23	769,000	802,081
7.150%, 02/15/19	1,000,000	1,177,311

		3,231,263

Machinery-Diversified—0.1%
Deere & Co.
8.100%, 05/15/30	600,000	867,866
John Deere Capital Corp.
1.050%, 10/11/16	663,000	665,838
1.125%, 06/12/17	700,000	700,470
1.300%, 03/12/18	400,000	399,095

		2,633,269

Media—1.0%
21st Century Fox America, Inc.
3.000%, 09/15/22	700,000	683,934
6.550%, 03/15/33	370,000	452,046
6.900%, 03/01/19	900,000	1,045,017
CBS Corp.
3.375%, 03/01/22	515,000	508,739
3.700%, 08/15/24	359,000	350,796
4.900%, 08/15/44	135,000	124,708
5.500%, 05/15/33	255,000	257,197
5.900%, 10/15/40	125,000	130,487
Comcast Corp.
3.125%, 07/15/22	1,000,000	995,218
4.200%, 08/15/34	556,000	536,241
4.250%, 01/15/33	1,880,000	1,836,031
COX Communications, Inc.
2.950%, 06/30/23 (144A)	690,000	635,925
3.250%, 12/15/22 (144A)	1,010,000	962,805
4.800%, 02/01/35 (144A)	1,100,000	1,015,363
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.800%, 03/15/22	1,782,000	1,792,250
3.950%, 01/15/25	213,000	208,828
5.000%, 03/01/21	850,000	920,432
6.350%, 03/15/40	530,000	572,827
6.375%, 03/01/41	300,000	322,709
Discovery Communications LLC
3.300%, 05/15/22	625,000	614,527
4.375%, 06/15/21	1,240,000	1,304,439
Historic TW, Inc.
6.625%, 05/15/29	300,000	357,916
NBCUniversal Enterprise, Inc.
1.974%, 04/15/19 (144A)	1,000,000	992,861

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Sky plc
3.750%, 09/16/24 (144A)	431,000	$420,766
TCI Communications, Inc.
7.125%, 02/15/28	801,000	1,044,531
Thomson Reuters Corp.
3.950%, 09/30/21	2,252,000	2,358,725
5.850%, 04/15/40	100,000	109,825
Time Warner Cable, Inc.
8.250%, 04/01/19	1,300,000	1,528,924
Time Warner, Inc.
3.550%, 06/01/24	1,050,000	1,023,984
4.000%, 01/15/22 (d)	1,570,000	1,606,959
4.050%, 12/15/23	450,000	461,438
7.625%, 04/15/31	826,000	1,074,076
Viacom, Inc.
3.250%, 03/15/23	222,000	210,969
3.875%, 12/15/21	380,000	385,482
4.250%, 09/01/23	420,000	423,325
6.875%, 04/30/36	348,000	387,280
Walt Disney Co. (The)
1.850%, 05/30/19	750,000	750,087

		28,407,667

Mining—0.3%
BHP Billiton Finance USA, Ltd.
2.050%, 09/30/18	437,000	443,328
2.875%, 02/24/22	200,000	196,004
3.850%, 09/30/23	1,000,000	1,026,866
5.000%, 09/30/43	414,000	429,746
Freeport-McMoRan, Inc.
3.550%, 03/01/22	650,000	601,658
4.550%, 11/14/24	1,043,000	971,838
5.400%, 11/14/34	72,000	62,111
Placer Dome, Inc.
6.450%, 10/15/35	700,000	698,076
Rio Tinto Finance USA plc
3.500%, 03/22/22	1,800,000	1,815,406
Teck Resources, Ltd.
3.750%, 02/01/23 (d)	257,000	221,070
4.750%, 01/15/22	2,063,000	1,916,826

		8,382,929

Miscellaneous Manufacturing—0.2%
Eaton Corp.
6.950%, 03/20/19	282,000	328,371
General Electric Co.
3.375%, 03/11/24	393,000	399,016
Illinois Tool Works, Inc.
1.950%, 03/01/19	252,000	253,269
Ingersoll-Rand Global Holding Co., Ltd.
2.875%, 01/15/19	400,000	406,704
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 05/01/20	320,000	318,604
Parker-Hannifin Corp.
3.300%, 11/21/24	143,000	143,492
4.450%, 11/21/44	333,000	335,507

Miscellaneous Manufacturing—(Continued)
Siemens Financieringsmaatschappij NV
5.750%, 10/17/16 (144A)	820,000	869,692
6.125%, 08/17/26 (144A)	800,000	972,049
Tyco International Finance S.A.
8.500%, 01/15/19	734,000	877,376
Tyco International Finance S.A. / Tyco Fire & Security Finance SCA
7.000%, 12/15/19	160,000	187,811

		5,091,891

Multi-National—0.1%
African Development Bank
8.800%, 09/01/19	1,275,000	1,583,159

Office/Business Equipment—0.0%
Xerox Corp.
6.750%, 02/01/17	800,000	861,753

Oil & Gas—1.9%
Anadarko Finance Co.
7.500%, 05/01/31	805,000	1,008,073
Anadarko Holding Co.
7.150%, 05/15/28	949,000	1,157,833
Anadarko Petroleum Corp.
8.700%, 03/15/19	1,600,000	1,934,557
Apache Corp.
3.250%, 04/15/22	870,000	855,587
5.100%, 09/01/40	650,000	628,204
BP Capital Markets plc
1.375%, 11/06/17	500,000	499,658
1.375%, 05/10/18	518,000	515,185
3.245%, 05/06/22	800,000	802,036
3.535%, 11/04/24	300,000	297,248
3.561%, 11/01/21	675,000	700,518
3.814%, 02/10/24	650,000	661,803
Canadian Natural Resources, Ltd.
1.750%, 01/15/18	500,000	496,620
3.900%, 02/01/25	512,000	505,887
6.250%, 03/15/38	200,000	221,551
Cenovus Energy, Inc.
3.000%, 08/15/22	660,000	624,145
6.750%, 11/15/39	600,000	680,340
Chevron Corp.
2.355%, 12/05/22	690,000	660,317
3.191%, 06/24/23	425,000	427,020
CNOOC Finance 2013, Ltd.
1.125%, 05/09/16	400,000	399,666
3.000%, 05/09/23	848,000	803,366
CNOOC Finance 2015 Australia Pty, Ltd.
2.625%, 05/05/20	393,000	387,862
ConocoPhillips Holding Co.
6.950%, 04/15/29	700,000	895,355
Devon Energy Corp.
4.000%, 07/15/21	300,000	314,562

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Devon Financing Corp. LLC
7.875%, 09/30/31	886,000	$1,142,055
Diamond Offshore Drilling, Inc.
4.875%, 11/01/43	779,000	617,400
Ecopetrol S.A.
4.125%, 01/16/25	433,000	399,572
Ensco plc
4.700%, 03/15/21	450,000	458,370
5.200%, 03/15/25 (d)	228,000	225,735
5.750%, 10/01/44	185,000	164,866
EOG Resources, Inc.
4.100%, 02/01/21	880,000	945,603
Exxon Mobil Corp.
2.397%, 03/06/22	945,000	927,056
Korea National Oil Corp.
3.125%, 04/03/17 (144A)	426,000	436,999
Marathon Oil Corp.
2.800%, 11/01/22	900,000	853,088
6.600%, 10/01/37	200,000	225,552
Marathon Petroleum Corp.
3.625%, 09/15/24	371,000	364,251
Nabors Industries, Inc.
4.625%, 09/15/21	1,670,000	1,659,097
5.000%, 09/15/20	605,000	629,871
Noble Energy, Inc.
4.150%, 12/15/21	500,000	520,884
5.050%, 11/15/44	360,000	344,926
Noble Holding International, Ltd.
4.000%, 03/16/18	48,000	49,143
5.250%, 03/15/42	600,000	452,156
6.050%, 03/01/41 (d)	200,000	165,722
Occidental Petroleum Corp.
4.100%, 02/01/21	1,120,000	1,214,980
Petro-Canada
5.950%, 05/15/35	210,000	241,169
9.250%, 10/15/21	243,000	323,353
Petrobras Global Finance B.V.
3.250%, 03/17/17	1,000,000	986,110
4.375%, 05/20/23	873,000	760,566
5.375%, 01/27/21 (d)	1,000,000	961,800
6.250%, 03/17/24	1,532,000	1,479,100
6.750%, 01/27/41	150,000	131,360
6.850%, 06/05/15	65,000	53,323
7.875%, 03/15/19	500,000	531,105
Petroleos Mexicanos
4.250%, 01/15/25 (144A)	326,000	317,491
4.500%, 01/23/26 (144A)	1,169,000	1,142,581
4.875%, 01/18/24	317,000	324,925
5.625%, 01/23/46 (144A)	738,000	689,071
6.375%, 01/23/45	918,000	942,097
Shell International Finance B.V.
3.400%, 08/12/23	420,000	431,035
4.300%, 09/22/19	800,000	871,894
6.375%, 12/15/38	600,000	754,448

Oil & Gas—(Continued)
Sinopec Group Overseas Development 2013, Ltd.
4.375%, 10/17/23 (144A)	1,246,000	1,305,776
Statoil ASA
1.150%, 05/15/18 (d)	389,000	385,786
2.650%, 01/15/24	393,000	376,088
2.900%, 11/08/20	196,000	200,814
3.250%, 11/10/24	399,000	396,714
6.700%, 01/15/18	180,000	202,218
7.250%, 09/23/27	1,040,000	1,384,124
Suncor Energy, Inc.
3.600%, 12/01/24	678,000	674,693
5.950%, 12/01/34	268,000	304,657
6.100%, 06/01/18	1,070,000	1,193,228
Talisman Energy, Inc.
7.750%, 06/01/19	800,000	917,431
Tosco Corp.
7.800%, 01/01/27	700,000	916,398
Total Capital Canada, Ltd.
0.655%, 01/15/16 (a)	154,000	154,280
Total Capital International S.A.
2.700%, 01/25/23	815,000	791,503
2.750%, 06/19/21	800,000	806,982
3.700%, 01/15/24	654,000	673,716
Transocean, Inc.
3.000%, 10/15/17	700,000	679,000
6.500%, 11/15/20 (d)	272,000	251,940
6.875%, 12/15/21 (d)	708,000	637,200

		50,468,695

Oil & Gas Services—0.2%
Cameron International Corp.
4.000%, 12/15/23	203,000	201,825
Halliburton Co.
6.750%, 02/01/27	650,000	797,178
7.450%, 09/15/39	200,000	270,271
8.750%, 02/15/21	350,000	450,199
Schlumberger Investment S.A.
3.300%, 09/14/21 (144A)	650,000	669,023
3.650%, 12/01/23	614,000	634,520
Schlumberger Oilfield UK plc
4.200%, 01/15/21 (144A)	600,000	644,702
Weatherford International, Ltd.
9.625%, 03/01/19	1,298,000	1,515,511

		5,183,229

Pharmaceuticals—0.4%
AbbVie, Inc.
3.200%, 11/06/22	156,000	154,472
4.500%, 05/14/35	290,000	283,708
Actavis Funding SCS
3.000%, 03/12/20	474,000	475,075
3.450%, 03/15/22	738,000	731,010
4.550%, 03/15/35	67,000	63,702

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Actavis, Inc.
3.250%, 10/01/22	172,000	$166,731
Baxalta, Inc.
5.250%, 06/23/45 (144A)	89,000	89,486
Bayer U.S. Finance LLC
2.375%, 10/08/19 (144A)	423,000	424,500
3.375%, 10/08/24 (144A)	472,000	469,515
Cardinal Health, Inc.
3.750%, 09/15/25	150,000	149,232
Express Scripts Holding Co.
3.500%, 06/15/24	300,000	293,416
3.900%, 02/15/22	900,000	924,182
Forest Laboratories, Inc.
4.875%, 02/15/21 (144A)	300,000	325,265
5.000%, 12/15/21 (144A)	1,504,000	1,632,039
Medco Health Solutions, Inc.
4.125%, 09/15/20	800,000	849,824
Merck & Co., Inc.
2.350%, 02/10/22	343,000	331,747
2.800%, 05/18/23	625,000	614,929
3.700%, 02/10/45	60,000	53,602
Novartis Capital Corp.
3.400%, 05/06/24	863,000	875,734
Pfizer, Inc.
3.000%, 06/15/23 (d)	1,100,000	1,096,021
Sanofi
1.250%, 04/10/18	157,000	156,423
Zoetis, Inc.
1.875%, 02/01/18	93,000	92,742
4.700%, 02/01/43	26,000	24,789

		10,278,144

Pipelines—0.8%
ANR Pipeline Co.
7.375%, 02/15/24	226,000	275,884
Boardwalk Pipelines L.P.
4.950%, 12/15/24	233,000	228,495
Buckeye Partners L.P.
2.650%, 11/15/18	400,000	398,540
4.875%, 02/01/21	600,000	625,618
5.850%, 11/15/43	75,000	72,839
Energy Transfer Partners L.P.
3.600%, 02/01/23	358,000	339,026
4.750%, 01/15/26	273,000	270,168
5.150%, 03/15/45	134,000	118,396
EnLink Midstream Partners L.P.
4.150%, 06/01/25	261,000	254,123
Enterprise Products Operating LLC
2.550%, 10/15/19	417,000	416,880
3.750%, 02/15/25 (d)	515,000	504,737
3.900%, 02/15/24	662,000	664,749
4.950%, 10/15/54	179,000	166,639
5.100%, 02/15/45	379,000	368,631
Gulf South Pipeline Co. L.P.
4.000%, 06/15/22	900,000	865,364

Pipelines—(Continued)
Magellan Midstream Partners L.P.
4.250%, 02/01/21	659,000	701,148
5.150%, 10/15/43	401,000	405,516
6.400%, 07/15/18	1,420,000	1,582,018
ONEOK Partners L.P.
3.800%, 03/15/20	285,000	291,024
4.900%, 03/15/25	1,000,000	989,193
6.650%, 10/01/36	950,000	993,834
Plains All American Pipeline L.P. / PAA Finance Corp.
2.600%, 12/15/19	176,000	175,254
2.850%, 01/31/23	975,000	915,092
3.600%, 11/01/24	900,000	868,684
4.900%, 02/15/45	814,000	767,457
Spectra Energy Capital LLC
3.300%, 03/15/23	308,000	282,454
5.650%, 03/01/20	2,200,000	2,387,519
6.750%, 07/15/18	218,000	243,722
8.000%, 10/01/19	1,000,000	1,184,894
Sunoco Logistics Partners Operations L.P.
4.250%, 04/01/24	233,000	226,252
4.950%, 01/15/43	394,000	345,124
5.300%, 04/01/44	200,000	182,097
5.350%, 05/15/45	633,000	577,873
TransCanada PipeLines, Ltd.
0.750%, 01/15/16	350,000	349,817
2.500%, 08/01/22	350,000	332,012
3.750%, 10/16/23	910,000	921,878
7.125%, 01/15/19	490,000	569,127
7.250%, 08/15/38	200,000	254,011

		21,116,089

Real Estate Investment Trusts—0.5%
American Tower Corp.
3.500%, 01/31/23	790,000	758,843
Boston Properties L.P.
3.850%, 02/01/23	800,000	819,175
5.875%, 10/15/19	500,000	567,673
Duke Realty L.P.
3.875%, 02/15/21	1,128,000	1,170,819
Equity Commonwealth
5.875%, 09/15/20	100,000	109,832
6.250%, 06/15/17	840,000	886,123
ERP Operating L.P.
2.375%, 07/01/19	538,000	540,270
4.625%, 12/15/21	250,000	272,719
4.750%, 07/15/20	578,000	636,742
HCP, Inc.
2.625%, 02/01/20	400,000	395,964
3.400%, 02/01/25	303,000	284,475
4.250%, 11/15/23	346,000	348,800
5.375%, 02/01/21	1,240,000	1,368,010
Health Care REIT, Inc.
4.500%, 01/15/24	1,024,000	1,063,192
5.250%, 01/15/22	600,000	656,317

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
ProLogis L.P.
4.250%, 08/15/23	114,000	$116,978
6.875%, 03/15/20	325,000	375,430
Simon Property Group L.P.
2.750%, 02/01/23	200,000	192,663
4.375%, 03/01/21	1,185,000	1,283,790
Ventas Realty L.P.
3.500%, 02/01/25	197,000	189,357
3.750%, 05/01/24	147,000	144,860
Ventas Realty L.P. / Ventas Capital Corp.
4.750%, 06/01/21	500,000	541,782

		12,723,814

Retail—0.4%
Advance Auto Parts, Inc.
4.500%, 01/15/22	1,001,000	1,050,860
Bed Bath & Beyond, Inc.
4.915%, 08/01/34	1,479,000	1,443,468
Costco Wholesale Corp.
2.250%, 02/15/22	687,000	666,975
CVS Health Corp.
5.300%, 12/05/43	303,000	330,175
CVS Pass-Through Trust
6.204%, 10/10/25 (144A)	803,679	896,380
Home Depot, Inc. (The)
2.625%, 06/01/22	700,000	688,459
3.750%, 02/15/24	586,000	609,848
4.250%, 04/01/46	207,000	201,003
4.400%, 03/15/45	143,000	142,794
Lowe’s Cos., Inc.
3.120%, 04/15/22	900,000	910,687
3.125%, 09/15/24 (d)	276,000	275,195
Macy’s Retail Holdings, Inc.
3.625%, 06/01/24	700,000	698,057
3.875%, 01/15/22	450,000	466,599
4.375%, 09/01/23	154,000	162,400
4.500%, 12/15/34	279,000	267,692
6.375%, 03/15/37	300,000	356,506
Target Corp.
3.500%, 07/01/24	484,000	494,065
Wal-Mart Stores, Inc.
3.300%, 04/22/24	575,000	581,781
Walgreens Boots Alliance, Inc.
3.300%, 11/18/21	599,000	594,844
4.500%, 11/18/34	349,000	328,177

		11,165,965

Semiconductors—0.0%
Intel Corp.
4.000%, 12/15/32	1,000,000	958,282

Software—0.3%
Intuit, Inc.
5.750%, 03/15/17	967,000	1,034,642

Software—(Continued)
Microsoft Corp.
2.375%, 02/12/22	450,000	441,944
2.375%, 05/01/23	540,000	523,178
3.500%, 02/12/35	296,000	270,602
3.625%, 12/15/23	711,000	739,845
4.000%, 02/12/55	310,000	278,126
Oracle Corp.
2.375%, 01/15/19	455,000	461,764
2.500%, 10/15/22	3,410,000	3,285,900
2.800%, 07/08/21	750,000	759,134
4.300%, 07/08/34	857,000	845,124
5.750%, 04/15/18	400,000	445,033
6.500%, 04/15/38	300,000	376,282

		9,461,574

Telecommunications—1.3%
America Movil S.A.B. de C.V.
1.288%, 09/12/16 (a)	1,700,000	1,703,658
3.125%, 07/16/22	600,000	591,984
5.000%, 03/30/20	1,000,000	1,106,950
AT&T, Inc.
3.000%, 02/15/22	3,440,000	3,357,808
3.000%, 06/30/22	991,000	956,874
4.450%, 05/15/21	700,000	747,107
4.500%, 05/15/35	226,000	207,759
4.750%, 05/15/46	296,000	269,352
6.300%, 01/15/38	200,000	222,081
6.450%, 06/15/34	500,000	563,784
Cisco Systems, Inc.
2.900%, 03/04/21	886,000	904,270
3.000%, 06/15/22	278,000	279,315
3.625%, 03/04/24	700,000	722,250
5.900%, 02/15/39	900,000	1,074,899
Crown Castle Towers LLC
6.113%, 01/15/20 (144A)	1,000,000	1,138,614
Deutsche Telekom International Finance B.V.
2.250%, 03/06/17 (144A)	400,000	404,620
8.750%, 06/15/30	500,000	703,465
Embarq Corp.
7.082%, 06/01/16	747,000	776,826
Orange S.A.
9.000%, 03/01/31	400,000	564,424
Qwest Corp.
6.875%, 09/15/33	690,000	682,265
Rogers Communications, Inc.
4.100%, 10/01/23	736,000	756,625
8.750%, 05/01/32	940,000	1,283,316
Telefonica Emisiones S.A.U.
3.192%, 04/27/18	210,000	215,720
5.134%, 04/27/20	551,000	602,729
6.421%, 06/20/16	500,000	522,798
Verizon Communications, Inc.
1.350%, 06/09/17	889,000	887,740
2.625%, 02/21/20	263,000	262,409
3.000%, 11/01/21	1,564,000	1,542,958

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
4.400%, 11/01/34	963,000	$891,506
4.500%, 09/15/20	1,068,000	1,152,089
4.522%, 09/15/48 (144A)	369,000	324,173
4.600%, 04/01/21	1,500,000	1,611,903
4.672%, 03/15/55 (144A)	339,000	294,914
4.862%, 08/21/46	1,719,000	1,608,840
5.050%, 03/15/34	1,124,000	1,131,562
5.150%, 09/15/23	2,177,000	2,383,469
6.400%, 09/15/33	44,000	50,421
Verizon New England, Inc.
7.875%, 11/15/29	1,000,000	1,276,251
Verizon Pennsylvania LLC
6.000%, 12/01/28	260,000	277,518
8.750%, 08/15/31	1,300,000	1,702,151
Vodafone Group plc
1.500%, 02/19/18	300,000	294,937
6.150%, 02/27/37	500,000	533,981

		36,586,315

Transportation—0.3%
Burlington Northern Santa Fe LLC
3.050%, 09/01/22	300,000	299,009
7.950%, 08/15/30	1,185,000	1,658,365
Burlington Northern, Inc.
8.750%, 02/25/22	812,000	1,047,871
Canadian Pacific Railway Co.
4.500%, 01/15/22	300,000	322,591
6.500%, 05/15/18	680,000	768,579
7.125%, 10/15/31	872,000	1,114,831
CSX Corp.
6.000%, 10/01/36	300,000	356,493
7.900%, 05/01/17	1,000,000	1,116,516
FedEx Corp.
3.900%, 02/01/35	382,000	353,153
Norfolk Southern Corp.
3.850%, 01/15/24	679,000	697,858
Ryder System, Inc.
2.450%, 09/03/19	555,000	553,864
3.500%, 06/01/17	485,000	504,363
Union Pacific Corp.
3.750%, 03/15/24	650,000	683,563

		9,477,056

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.500%, 06/15/19 (144A)	175,000	173,330
2.875%, 07/17/18 (144A)	80,000	81,490
3.375%, 02/01/22 (144A)	848,000	822,003
4.250%, 01/17/23 (144A)	948,000	960,713

		2,037,536

Water—0.1%
American Water Capital Corp.
3.400%, 03/01/25	319,000	318,171
3.850%, 03/01/24	1,130,000	1,181,918

		1,500,089

Total Corporate Bonds & Notes (Cost $587,447,477)		573,405,641

Asset-Backed Securities—9.2%

Asset-Backed - Automobile—3.2%
Ally Auto Receivables Trust
0.630%, 05/15/17	517,310	517,352
0.720%, 05/20/16	140,573	140,582
0.790%, 01/15/18	1,334,473	1,335,143
0.930%, 06/20/17	1,031,250	1,031,395
1.030%, 09/20/17	660,000	659,453
1.210%, 12/20/17	396,000	396,645
1.240%, 11/15/18	405,000	405,461
American Credit Acceptance Receivables Trust
0.990%, 10/10/17 (144A)	1,231,535	1,230,573
1.140%, 03/12/18 (144A)	63,166	63,152
1.430%, 08/12/19 (144A)	736,309	735,478
1.450%, 04/16/18 (144A)	295,891	295,920
2.260%, 03/10/20 (144A)	1,182,000	1,182,675
AmeriCredit Automobile Receivables Trust
0.610%, 10/10/17	61,959	61,953
0.900%, 09/10/18	393,220	393,199
BMW Vehicle Owner Trust
0.670%, 11/27/17	513,521	514,007
Carfinance Capital Auto Trust
1.440%, 11/16/20 (144A)	2,703,885	2,698,834
1.460%, 12/17/18 (144A)	581,879	581,114
1.650%, 07/17/17 (144A)	16,794	16,799
1.750%, 11/15/17 (144A)	143,380	143,558
1.750%, 06/15/21 (144A)	1,110,126	1,111,039
2.720%, 04/15/20 (144A)	375,000	378,108
2.750%, 11/15/18 (144A)	667,000	671,486
CarMax Auto Owner Trust
0.600%, 10/16/17	243,924	243,749
0.800%, 07/16/18	615,000	614,962
0.980%, 01/15/19	5,472,000	5,476,312
1.280%, 05/15/19	275,000	275,278
CarNow Auto Receivables Trust
0.960%, 01/17/17 (144A)	582,365	582,051
1.890%, 11/15/18 (144A)	1,000,000	1,001,507
1.970%, 11/15/17 (144A)	55,475	55,466
CPS Auto Receivables Trust
1.110%, 11/15/18 (144A)	3,322,101	3,313,453
1.210%, 08/15/18 (144A)	484,750	484,240
1.310%, 02/15/19 (144A)	2,856,316	2,855,882
1.310%, 06/15/20 (144A)	676,648	674,879
1.490%, 04/15/19 (144A)	1,340,015	1,346,490
1.530%, 07/15/19 (144A)	969,254	973,298
1.540%, 07/16/18 (144A)	1,359,357	1,361,372

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
CPS Auto Receivables Trust
1.640%, 04/16/18 (144A)	1,012,441	$1,014,526
1.820%, 09/15/20 (144A)	1,013,221	1,013,625
3.770%, 08/17/20 (144A)	558,000	557,690
4.000%, 02/16/21 (144A)	223,000	222,768
4.350%, 11/16/20 (144A)	450,000	456,123
Credit Acceptance Auto Loan Trust
1.550%, 10/15/21 (144A)	1,400,000	1,400,333
Drive Auto Receivables Trust
4.120%, 06/15/22 (144A)	1,177,000	1,189,641
DT Auto Owner Trust
0.980%, 04/16/18 (144A)	1,157,846	1,157,736
1.780%, 06/15/17 (144A)	651,103	651,763
Exeter Automobile Receivables Trust
1.060%, 08/15/18 (144A)	846,963	845,690
1.290%, 10/16/17 (144A)	609,107	609,674
1.290%, 05/15/18 (144A)	566,890	567,513
1.320%, 01/15/19 (144A)	2,248,310	2,248,389
1.490%, 11/15/17 (144A)	364,072	364,662
2.770%, 11/15/19 (144A)	556,000	560,371
3.260%, 12/16/19 (144A)	335,000	333,381
Fifth Third Auto Trust
0.570%, 05/15/17	340,512	340,460
0.880%, 10/16/17	1,196,953	1,197,989
First Investors Auto Owner Trust
0.900%, 10/15/18 (144A)	90,188	90,162
1.060%, 11/15/18 (144A)	605,947	605,818
1.670%, 11/16/20 (144A)	276,000	275,792
Flagship Credit Auto Trust
1.210%, 04/15/19 (144A)	814,711	813,665
1.320%, 04/16/18 (144A)	780,235	780,897
1.430%, 12/16/19 (144A)	1,481,585	1,480,258
1.630%, 06/15/20 (144A)	1,255,688	1,256,441
1.940%, 01/15/19 (144A)	939,899	944,609
2.550%, 02/18/20 (144A)	245,000	246,043
2.840%, 11/16/20 (144A)	892,000	898,541
3.950%, 12/15/20 (144A)	440,000	446,236
Ford Credit Auto Lease Trust
0.500%, 10/15/16	155,990	155,982
0.760%, 09/15/16	731,949	732,278
0.890%, 09/15/17	1,391,000	1,392,671
0.960%, 10/15/16	500,000	501,015
1.100%, 11/15/17	484,000	484,517
Ford Credit Auto Owner Trust
0.900%, 10/15/18	890,000	889,858
GM Financial Automobile Leasing Trust
1.100%, 12/20/17	1,357,000	1,358,828
1.530%, 09/20/18	599,000	600,360
1.730%, 06/20/19	503,000	504,231
Harley Davidson Motorcycle Trust
0.650%, 07/16/18	788,678	788,667
Honda Auto Receivables Owner Trust
0.530%, 02/16/17	794,840	794,815
0.690%, 09/18/17	1,514,074	1,512,981
0.770%, 03/19/18	2,171,000	2,167,531
1.040%, 02/18/20	700,000	701,306

Asset-Backed - Automobile—(Continued)
Hyundai Auto Receivables Trust
0.560%, 07/17/17	170,325	170,291
0.750%, 09/17/18	600,000	599,359
0.900%, 12/17/18	5,612,000	5,608,105
Nissan Auto Lease Trust
0.750%, 06/15/16	470,467	470,519
0.800%, 02/15/17	582,000	582,054
Nissan Auto Receivables Owner Trust
0.420%, 11/15/16	205,071	205,083
1.110%, 05/15/19	400,000	400,508
Santander Drive Auto Receivables Trust
3.010%, 04/16/18	1,622,407	1,634,796
SNAAC Auto Receivables Trust
1.030%, 09/17/18 (144A)	318,176	318,298
Tidewater Auto Receivables Trust
1.400%, 07/15/18 (144A)	2,047,000	2,047,798
1.850%, 12/15/18 (144A)	2,406,000	2,412,388
Toyota Auto Receivables Owner Trust
0.550%, 01/17/17	354,270	354,298
USAA Auto Owner Trust
0.380%, 10/17/16	88,031	88,024
Volkswagen Auto Lease Trust
0.870%, 06/20/17	554,000	554,151
World Omni Auto Receivables Trust
0.830%, 08/15/18	868,297	868,819
1.320%, 01/15/20	476,000	476,980

		85,770,172

Asset-Backed - Credit Card—0.0%
Discover Card Execution Note Trust
1.040%, 04/15/19	1,080,000	1,081,858

Asset-Backed - Home Equity—0.0%
Asset-Backed Securities Corp. Home Equity Loan Trust
0.937%, 02/25/35 (a)	530,000	518,494

Asset-Backed - Other—5.9%
American Homes 4 Rent Trust
3.467%, 04/17/52 (144A)	1,246,261	1,239,022
4.290%, 10/17/36 (144A)	300,000	310,192
4.596%, 12/17/36 (144A)	250,000	258,997
5.639%, 04/17/52 (144A)	500,000	516,814
6.231%, 10/17/36 (144A)	650,000	698,268
6.418%, 12/17/36 (144A)	300,000	321,632
American Tower Trust I
1.551%, 03/15/43 (144A)	1,145,000	1,139,245
3.070%, 03/15/48 (144A)	1,920,000	1,879,438
Axis Equipment Finance Receivables II LLC
1.750%, 03/20/17 (144A)	574,406	574,469
B2R Mortgage Trust
2.524%, 05/15/48 (144A)	1,069,600	1,063,921
Carlyle Global Market Strategies Commodities Funding, Ltd.
2.175%, 10/15/21 (144A) (a) (f)	2,686,667	2,662,756

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Conix Mortgage Asset Trust
4.704%, 12/25/47 (144A) (a) (f) (g)	1,078,519	$442,193
Consumer Credit Origination Loan Trust
2.820%, 03/15/21 (144A)	1,020,536	1,026,571
FirstKey Lending Trust
2.553%, 03/09/47 (144A)	2,128,733	2,130,755
3.417%, 03/09/47 (144A)	1,442,000	1,450,545
Ford Credit Floorplan Master Owner Trust
0.566%, 01/15/18 (a)	725,000	725,339
Fortress Opportunities Residential Transaction Trust
3.960%, 10/25/33 (144A) (f)	13,660	13,660
4.210%, 10/25/18 (144A) (f)	28,787	28,785
GCAT
3.228%, 07/25/19 (144A) (a)	2,234,923	2,248,595
GLC II Trust
4.000%, 12/18/20 (144A)	3,412,684	3,430,089
GLC Trust
3.000%, 07/15/21 (144A)	2,759,826	2,757,894
GMAT Trust
3.721%, 02/25/44 (144A)	332,956	332,536
3.967%, 11/25/43 (144A)	1,000,990	1,003,355
Gold Key Resorts LLC
3.220%, 03/17/31 (144A)	1,180,463	1,185,588
HLSS Servicer Advance Receivables Backed Notes
1.981%, 11/15/46 (144A)	1,783,000	1,774,085
HLSS Servicer Advance Receivables Trust
1.495%, 01/16/46 (144A)	748,000	747,252
1.744%, 01/16/46 (144A)	174,000	173,826
2.217%, 01/15/47 (144A)	1,385,000	1,382,230
John Deere Owner Trust
0.600%, 03/15/17	978,067	977,930
KGS-Alpha SBA COOF Trust
1.549%, 03/25/39 (144A) (a) (b)	8,970,973	499,010
3.043%, 04/25/40 (144A) (a) (b)	2,537,558	368,342
LV Tower 52 Issuer LLC
5.500%, 06/15/18 (144A) (f)	1,541,930	1,545,460
7.500%, 06/15/18 (144A) (f)	334,289	334,289
Nationstar Agency Advance Funding Trust
1.892%, 02/18/48 (144A)	115,000	112,976
Navitas Equipment Receivables LLC
1.950%, 11/15/16 (144A)	286,961	286,989
Normandy Mortgage Loan Co. LLC
4.949%, 09/16/43 (144A)	3,133,726	3,129,025
NRPL Trust
3.875%, 11/01/54 (144A)	1,442,779	1,446,973
NYMT Residential LLC
4.850%, 09/25/18 (144A) (f)	1,829,244	1,829,244
Oak Hill Advisors Residential Loan Trust
3.475%, 01/25/55 (144A)	2,090,013	2,090,818
3.475%, 04/25/54 (144A)	3,417,989	3,432,013
4.000%, 04/25/54 (144A)	857,000	850,990
4.000%, 01/25/55 (144A)	1,169,000	1,134,219
OnDeck Asset Securitization Trust
3.150%, 05/17/18 (144A)	2,602,000	2,609,483

Asset-Backed - Other—(Continued)
OneMain Financial Issuance Trust
2.430%, 06/18/24 (144A)	2,744,000	2,759,366
2.470%, 09/18/24 (144A)	5,049,000	5,075,810
3.020%, 09/18/24 (144A)	1,864,000	1,878,521
3.190%, 03/18/26 (144A)	2,877,000	2,917,882
3.240%, 06/18/24 (144A)	321,000	322,931
3.850%, 03/18/26 (144A)	450,000	462,177
PFS Tax Lien Trust
1.440%, 04/15/16 (144A)	614,082	615,789
Progreso Receivables Funding I LLC
4.000%, 07/09/18 (144A)	2,650,000	2,670,463
Progreso Receivables Funding II LLC
3.500%, 07/08/19 (144A)	3,500,000	3,519,155
Progreso Receivables Funding III LLC
3.625%, 02/08/20 (144A)	2,648,000	2,653,809
5.500%, 02/08/20 (144A)	680,000	681,593
RBSHD Trust
4.685%, 10/25/47 (144A) (f)	1,942,745	1,944,985
Selene Non-Performing Loans LLC
2.981%, 05/25/54 (144A)	1,164,508	1,153,981
SpringCastle America Funding LLC
2.700%, 05/25/23 (144A)	7,455,123	7,501,270
4.610%, 10/25/27 (144A)	1,750,000	1,789,769
Springleaf Funding Trust
2.410%, 12/15/22 (144A)	5,066,000	5,072,333
2.580%, 09/15/21 (144A)	4,190,073	4,205,752
3.160%, 11/15/24 (144A)	2,305,000	2,332,344
3.450%, 12/15/22 (144A)	496,000	497,868
3.620%, 11/15/24 (144A)	725,000	732,666
3.920%, 01/16/23 (144A)	2,500,000	2,501,750
4.820%, 01/16/23 (144A)	2,000,000	2,001,364
Stanwich Mortgage Loan Co. LLC
3.228%, 04/16/59 (144A)	1,206,756	1,193,481
Sunset Mortgage Loan Co. LLC
3.721%, 11/16/44 (144A)	3,797,937	3,783,656
Trafigura Securitisation Finance plc
1.136%, 10/15/21 (144A) (a) (f)	3,188,000	3,189,190
Truman Capital Mortgage Loan Trust
3.125%, 04/25/53 (144A)	1,807,059	1,805,436
3.125%, 06/25/54 (144A)	1,705,792	1,704,388
3.228%, 07/25/53 (144A)	2,335,916	2,333,466
4.000%, 06/25/54 (144A)	877,000	862,756
U.S. Residential Opportunity Fund II Trust
3.721%, 02/27/35 (144A)	1,460,622	1,467,233
U.S. Residential Opportunity Fund Trust
3.721%, 01/27/35 (144A)	2,106,517	2,106,942
Vericrest Opportunity Loan Trust
3.375%, 10/25/58 (144A)	2,512,177	2,506,822
Vericrest Opportunity Loan Trust X LLC
3.375%, 10/26/54 (144A)	1,109,290	1,109,381
Vericrest Opportunity Loan Trust XIX LLC
3.875%, 04/25/55 (144A)	2,261,262	2,269,803
Vericrest Opportunity Loan Trust XV LLC
3.250%, 05/26/54 (144A)	1,055,480	1,052,836
Vericrest Opportunity Loan Trust XVI LLC
3.228%, 09/25/58 (144A)	3,110,427	3,111,839
4.000%, 09/25/58 (144A)	748,680	735,745

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Vericrest Opportunity Loan Trust XXII LLC
3.500%, 02/25/55 (144A)	1,941,292	$1,938,657
4.250%, 02/25/55 (144A)	499,769	493,462
Vericrest Opportunity Loan Trust XXIV LLC
3.500%, 02/25/55 (144A)	3,288,298	3,288,298
Vericrest Opportunity Loan Trust XXVI LLC
3.125%, 09/25/43 (144A)	4,667,407	4,659,949
4.250%, 09/25/43 (144A)	1,405,580	1,383,487
Vericrest Opportunity Loan Trust XXVII LLC
3.375%, 08/27/57 (144A)	4,374,722	4,377,421
Vericrest Opportunity Loan Trust XXX LLC
3.625%, 10/25/57 (144A)	2,597,355	2,595,430
Vericrest Opportunity Loan Trust XXXI LLC
3.375%, 02/25/55 (144A)	2,127,180	2,121,530
Vericrest Opportunity Loan Trust XXXIII LLC
3.500%, 03/25/55 (144A)	2,603,050	2,603,899
VML LLC
3.875%, 04/27/54 (144A) (a)	873,828	875,205
Westgate Resorts LLC
2.250%, 08/20/25 (144A)	843,904	845,592

		159,873,295

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust
0.987%, 12/27/22 (144A) (a)	1,145,820	1,146,736
0.987%, 12/26/44 (144A) (a)	1,578,081	1,574,603

		2,721,339

Total Asset-Backed Securities (Cost $250,297,592)		249,965,158

Mortgage-Backed Securities—6.3%

Collateralized Mortgage Obligations —2.9%
AJAX Mortgage Loan Trust
3.500%, 02/25/51 (144A) (a) (f)	355,856	352,794
3.750%, 03/25/52 (144A) (a) (f)	1,771,336	1,766,550
3.750%, 10/25/57 (144A)	1,389,359	1,383,802
4.500%, 03/25/35 (144A) (f)	1,300,321	1,312,802
Banc of America Funding Trust
2.645%, 05/20/34 (a)	1,895,216	1,922,102
BCAP LLC
1.185%, 09/11/38 (144A) (a)	1,418,520	1,330,260
Bear Stearns ALT-A Trust
0.827%, 07/25/34 (a)	3,318,746	3,175,732
CAM Mortgage Trust
3.500%, 11/25/57 (144A) (a) (f)	867,924	868,698
Countrywide Alternative Loan Trust
0.865%, 08/25/34 (a)	1,674,583	1,660,659
FDIC Trust
4.500%, 10/25/18 (144A)	144,744	145,248
Global Mortgage Securitization, Ltd.
0.507%, 11/25/32 (144A) (a)	1,422,498	1,379,476
HarborView Mortgage Loan Trust
2.577%, 05/19/34 (a)	1,933,889	1,925,473

Collateralized Mortgage Obligations —(Continued)
Homeowner Assistance Program Reverse Mortgage Loan Trust
4.000%, 05/26/53 (144A) (f)	3,286,732	3,226,256
Impac CMB Trust
0.927%, 11/25/34 (a)	4,699,436	4,457,946
JP Morgan Mortgage Trust
2.637%, 08/25/34 (a)	417,085	417,745
MASTR Asset Securitization Trust
5.500%, 12/25/33	1,287,243	1,364,230
Merrill Lynch Mortgage Investors Trust
0.647%, 04/25/29 (a)	1,005,783	964,440
0.687%, 05/25/29 (a)	2,022,098	1,962,616
0.807%, 10/25/28 (a)	1,112,924	1,062,532
0.827%, 10/25/28 (a)	1,860,908	1,815,978
1.098%, 01/25/29 (a)	1,294,500	1,211,709
Sequoia Mortgage Trust
0.487%, 12/20/34 (a)	2,554,854	2,481,450
0.827%, 01/20/34 (a)	1,361,352	1,297,486
0.847%, 07/20/33 (a)	1,649,671	1,547,680
0.867%, 10/20/34 (a)	2,775,203	2,644,655
0.947%, 04/20/33 (a)	1,452,222	1,390,215
Springleaf Mortgage Loan Trust
1.270%, 06/25/58 (144A) (a)	1,652,043	1,650,011
1.780%, 12/25/65 (144A) (a)	3,824,918	3,833,739
1.870%, 09/25/57 (144A) (a)	1,335,540	1,332,349
2.310%, 06/25/58 (144A) (a)	1,240,000	1,243,530
3.140%, 06/25/58 (144A) (a)	792,000	793,219
3.520%, 12/25/65 (144A) (a)	2,177,000	2,216,991
3.790%, 09/25/57 (144A) (a)	1,274,000	1,281,872
3.790%, 06/25/58 (144A) (a)	603,000	607,073
4.480%, 12/25/65 (144A) (a)	3,000,000	3,082,257
6.000%, 10/25/57 (144A) (a)	350,000	362,525
Structured Adjustable Rate Mortgage Loan Trust
2.445%, 06/25/34 (a)	1,243,131	1,241,650
Structured Asset Mortgage Investments II Trust
0.888%, 01/19/34 (a)	2,183,716	2,112,346
0.888%, 03/19/34 (a)	2,312,609	2,203,903
Structured Asset Mortgage Investments Trust
1.088%, 05/19/33 (a)	2,359,378	2,300,518
Structured Asset Securities Corp. Mortgage Loan Trust
0.787%, 10/25/27 (a)	519,294	507,669
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.460%, 11/25/33 (a)	1,415,679	1,397,990
Thornburg Mortgage Securities Trust
0.827%, 09/25/43 (a)	1,248,515	1,205,480
2.003%, 12/25/44 (a)	1,731,164	1,710,530
2.229%, 04/25/45 (a)	4,168,808	4,188,248
Wells Fargo Mortgage Loan Trust
2.847%, 08/27/37 (144A) (a)	885,247	871,968
Wells Fargo Mortgage-Backed Securities Trust
2.709%, 03/25/35 (a)	2,822,185	2,843,064

		80,055,466

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—3.4%
A10 Securitization LLC
2.400%, 11/15/25 (144A)	316,008	$316,900
A10 Term Asset Financing LLC
1.720%, 04/15/33 (144A)	1,719,000	1,714,508
2.620%, 11/15/27 (144A)	2,077,471	2,089,433
3.020%, 04/15/33 (144A)	1,807,000	1,806,268
4.380%, 11/15/27 (144A)	425,000	426,825
ACRE Commercial Mortgage Trust
2.050%, 08/15/31 (144A) (a)	447,500	446,309
2.500%, 08/15/31 (144A) (a)	597,500	596,579
3.400%, 08/15/31 (144A) (a)	350,000	348,836
BAMLL Commercial Mortgage Securities Trust
4.354%, 08/15/46 (144A) (a)	1,200,000	1,115,443
Banc of America Commercial Mortgage Trust
5.492%, 02/10/51	1,919,913	2,027,027
5.793%, 04/10/49 (a)	1,000,000	1,053,557
5.889%, 07/10/44 (a)	1,539,451	1,585,601
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.115%, 10/10/45 (a)	2,627,790	2,629,290
BB-UBS Trust
2.892%, 06/05/30 (144A)	1,250,000	1,234,551
3.430%, 11/05/36 (144A)	2,950,000	2,934,781
Bear Stearns Commercial Mortgage Securities Trust
0.876%, 06/11/50 (144A) (a)	1,500,000	1,475,180
CGBAM Commercial Mortgage Trust
0.986%, 02/15/31 (144A) (a)	1,300,000	1,295,065
Citigroup Commercial Mortgage Trust
2.110%, 01/12/30 (144A)	550,871	556,084
Commercial Mortgage Pass-Through Certificates
0.219%, 07/10/45 (144A) (a) (b)	120,000,000	1,873,896
0.986%, 08/13/27 (144A) (a)	990,000	984,214
1.036%, 02/13/32 (144A) (a)	2,605,000	2,596,995
1.787%, 02/13/32 (144A) (a)	1,000,000	1,000,461
2.365%, 02/10/29 (144A)	2,789,132	2,833,939
4.353%, 08/10/30 (144A)	3,000,000	3,218,721
5.116%, 06/10/44 (a)	116,262	116,196
Commercial Mortgage Trust
1.088%, 06/11/27 (144A) (a)	4,937,000	4,934,290
3.086%, 04/12/35 (144A)	1,871,000	1,848,277
COOF Securitization Trust, Ltd.
3.031%, 06/25/40 (144A) (a) (b)	3,246,207	459,014
Credit Suisse First Boston Mortgage Securities Corp.
5.100%, 08/15/38 (a)	51,805	51,736
Credit Suisse Mortgage Capital Certificates
0.986%, 04/15/27 (144A) (a)	3,363,000	3,354,397
DBRR Trust
0.853%, 02/25/45 (144A) (a)	38,994	38,990
1.636%, 12/18/49 (144A) (a)	2,112,510	2,122,413
GE Capital Commercial Mortgage Corp. Trust
5.449%, 03/10/44 (a)	1,144,286	1,156,983
GS Mortgage Securities Corp. II
2.706%, 12/10/27 (144A)	281,997	286,352

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Corp. Trust
2.318%, 01/10/30 (144A)	733,000	741,405
3.551%, 04/10/34 (144A)	3,500,000	3,621,345
GS Mortgage Securities Trust
5.475%, 08/10/44 (144A) (a)	500,000	516,658
Hilton Mortgage Trust
1.086%, 07/15/29 (144A) (a)	570,000	569,088
JPMorgan Chase Commercial Mortgage Securities Trust
5.412%, 12/15/44 (a)	524,196	525,373
5.716%, 02/15/51	2,970,228	3,169,316
KGS-Alpha SBA COOF Trust
0.607%, 05/25/39 (144A) (a) (b)	10,234,128	231,867
0.859%, 08/25/38	12,151,628	421,510
Ladder Capital Commercial Mortgage Trust
3.985%, 02/15/36 (144A)	768,000	785,409
LB-UBS Commercial Mortgage Trust
5.430%, 02/15/40	1,222,677	1,291,587
Merrill Lynch Mortgage Trust
5.460%, 11/12/37 (a)	189,942	189,960
Morgan Stanley Bank of America Merrill Lynch Trust
3.669%, 02/15/47	3,000,000	3,131,604
Morgan Stanley Re-REMIC Trust
0.250%, 07/27/49 (144A)	1,500,000	1,329,600
2.000%, 07/27/49 (144A)	1,011,105	1,010,599
NCUA Guaranteed Notes Trust
2.650%, 10/29/20	3,063,863	3,125,916
2.900%, 10/29/20	5,000,000	5,130,120
NorthStar
2.037%, 08/25/29 (144A) (a)	1,969,093	1,963,186
5.187%, 08/25/29 (144A) (a)	880,000	879,296
ORES NPL LLC
3.081%, 09/25/25 (144A)	897,908	897,908
RAIT Trust
1.424%, 12/15/31 (144A) (a)	1,634,202	1,633,640
1.974%, 12/15/31 (144A) (a)	1,489,836	1,488,438
RBS Commercial Funding, Inc. Trust
3.260%, 03/11/31 (144A)	531,000	526,959
UBS-Barclays Commercial Mortgage Trust
3.244%, 04/10/46	2,228,000	2,254,007
VNDO Mortgage Trust
2.996%, 11/15/30 (144A)	1,400,000	1,386,672
3.808%, 12/13/29 (144A)	2,500,000	2,636,070
Wells Fargo Commercial Mortgage Trust
2.800%, 03/18/28 (144A) (a)	1,000,000	1,001,268
WF-RBS Commercial Mortgage Trust
4.320%, 03/15/45 (144A) (a)	300,000	281,566

		91,269,478

Total Mortgage-Backed Securities (Cost $171,463,528)		171,324,944

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—1.1%

Security Description	Shares/ Principal Amount*	Value

Provincial—0.0%
Province of Quebec Canada
7.125%, 02/09/24	200,000	$260,271

Sovereign—1.1%
Brazilian Government International Bonds
4.250%, 01/07/25 (d)	601,000	580,266
5.000%, 01/27/45	408,000	352,920
Colombia Government International Bonds
4.000%, 02/26/24	423,000	420,885
5.000%, 06/15/45	749,000	692,825
5.625%, 02/26/44	200,000	202,500
Israel Government AID Bonds
Zero Coupon, 02/15/22	3,000,000	2,551,602
Zero Coupon, 11/01/22	8,000,000	6,578,992
Zero Coupon, 02/15/24	5,000,000	3,907,230
Zero Coupon, 02/15/25	2,000,000	1,500,932
Zero Coupon, 08/15/25	2,500,000	1,843,917
Mexico Government International Bonds
3.500%, 01/21/21 (d)	2,948,000	3,006,960
3.600%, 01/30/25 (d)	537,000	529,482
4.000%, 10/02/23	1,374,000	1,411,785
4.600%, 01/23/46	222,000	205,350
5.550%, 01/21/45	737,000	783,984
5.750%, 10/12/10	500,000	491,250
Panama Government International Bond
4.000%, 09/22/24	323,000	324,615
Peruvian Government International Bond
5.625%, 11/18/50	73,000	81,395
Poland Government International Bond
4.000%, 01/22/24	930,000	973,012
South Africa Government International Bonds
5.375%, 07/24/44 (d)	1,077,000	1,074,062
5.875%, 09/16/25 (d)	384,000	425,412
Turkey Government International Bonds
4.250%, 04/14/26	455,000	433,688
5.750%, 03/22/24	500,000	541,250

		28,914,314

Total Foreign Government (Cost $29,475,455)		29,174,585

Short-Term Investment—1.9%

Mutual Fund—1.9%
State Street Navigator Securities Lending MET Portfolio (h)	50,813,489	50,813,489

Total Short-Term Investment (Cost $50,813,489)		50,813,489

Total Investments—101.5% (Cost $2,769,564,825) (i)		2,758,495,962
Other assets and liabilities (net)—(1.5)%		(40,471,478)

Net Assets—100.0%		$2,718,024,484

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Interest only security.
(c)	Principal only security.
(d)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $50,873,455 and the collateral received consisted of cash in the amount of $50,813,489 and non-cash collateral with a value of $1,487,225. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2015, the market value of restricted securities was $19,517,662, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, these securities represent less than 0.05% of net assets.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(i)	As of June 30, 2015, the aggregate cost of investments was $2,769,564,825. The aggregate unrealized appreciation and depreciation of investments were $36,618,852 and $(47,687,715), respectively, resulting in net unrealized depreciation of $(11,068,863).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $385,435,208, which is 14.2% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
AJAX Mortgage Loan Trust	01/28/13	$1,771,336	$1,765,660	$1,766,550
AJAX Mortgage Loan Trust	03/20/13	1,300,321	1,295,054	1,312,802
AJAX Mortgage Loan Trust	11/15/13	355,856	353,484	352,794
CAM Mortgage Trust	10/02/14	867,924	867,924	868,698
Carlyle Global Market Strategies Commodities Funding, Ltd.	05/22/14	2,686,667	2,686,667	2,662,756
Conix Mortgage Asset Trust	05/16/13	1,078,519	1,078,519	442,193
Fortress Opportunities Residential Transaction Trust	11/08/13	28,787	28,786	28,785
Fortress Opportunities Residential Transaction Trust	11/08/13	13,660	13,659	13,660
Homeowner Assistance Program Reverse Mortgage Loan Trust	05/03/13	3,286,732	3,240,042	3,226,256
LV Tower 52 Issuer LLC	06/19/13	1,541,930	1,541,930	1,545,460
LV Tower 52 Issuer LLC	10/08/13	334,289	333,942	334,289
NYMT Residential LLC	09/18/13	1,829,244	1,829,244	1,829,244
RBSHD Trust	09/27/13	1,942,745	1,942,745	1,944,985
Trafigura Securitisation Finance plc	01/30/14	3,188,000	3,188,000	3,189,190

				$19,517,662

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,683,812,145	$—	$1,683,812,145
Total Corporate Bonds & Notes*	—	573,405,641	—	573,405,641
Asset-Backed Securities
Asset-Backed - Automobile	—	85,770,172	—	85,770,172
Asset-Backed - Credit Card	—	1,081,858	—	1,081,858
Asset-Backed - Home Equity	—	518,494	—	518,494
Asset-Backed - Other	—	159,431,102	442,193	159,873,295
Asset-Backed - Student Loan	—	2,721,339	—	2,721,339
Total Asset-Backed Securities	—	249,522,965	442,193	249,965,158
Total Mortgage-Backed Securities*	—	171,324,944	—	171,324,944
Total Foreign Government*	—	29,174,585	—	29,174,585
Total Short-Term Investment*	50,813,489	—	—	50,813,489
Total Investments	$50,813,489	$2,707,240,280	$442,193	$2,758,495,962

Collateral for securities loaned (Liability)	$—	$(50,813,489)	$—	$(50,813,489)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Depreciation	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Depreciation from Investments Still Held at June 30, 2015
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$3,003,984	$—	$(3,003,984)	$—	$—
Asset-Backed Securities
Asset-Backed - Other	571,615	(129,422)	—	442,193	(129,422)

Total	$3,575,599	$(129,422)	$(3,003,984)	$442,193	$(129,422)

U.S. Treasury & Government Agencies securities in the amount of $3,003,984 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$2,758,495,962
Cash	695,993
Receivable for:
Investments sold	4,442,824
Fund shares sold	115,904
Principal paydowns	451,622
Interest	13,031,034

Total Assets	2,777,233,339
Liabilities
Collateral for securities loaned	50,813,489
Payables for:
Investments purchased	4,810,257
Fund shares redeemed	2,117,268
Accrued expenses:
Management fees	983,939
Distribution and service fees	103,798
Deferred trustees’ fees	76,247
Other expenses	303,857

Total Liabilities	59,208,855

Net Assets	$2,718,024,484

Net assets consist of:
Paid in surplus	$2,726,414,870
Undistributed net investment income	28,616,155
Accumulated net realized loss	(25,937,678)
Unrealized depreciation on investments	(11,068,863)

Net Assets	$2,718,024,484

Net Assets
Class A	$2,212,509,893
Class B	505,514,591
Capital Shares Outstanding*
Class A	215,971,209
Class B	49,387,861
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.24
Class B	10.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,769,564,825.
(b)	Includes securities loaned at value of $50,873,455.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Interest	$36,555,898
Securities lending income	69,078

Total investment income	36,624,976
Expenses
Management fees	8,680,608
Administration fees	36,743
Custodian and accounting fees	172,803
Distribution and service fees—Class B	626,772
Audit and tax services	34,553
Legal	14,296
Trustees’ fees and expenses	19,698
Shareholder reporting	45,213
Insurance	9,693
Miscellaneous	9,414

Total expenses	9,649,793
Less management fee waiver	(2,051,780)

Net expenses	7,598,013

Net Investment Income	29,026,963

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	2,082,432

Net change in unrealized depreciation on investments	(15,540,637)

Net realized and unrealized loss	(13,458,205)

Net Increase in Net Assets From Operations	$15,568,758

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,026,963	$52,514,319
Net realized gain	2,082,432	161,158
Net change in unrealized appreciation (depreciation)	(15,540,637)	95,676,838

Increase in net assets from operations	15,568,758	148,352,315

From Distributions to Shareholders
Net investment income
Class A	(59,272,338)	(34,600,639)
Class B	(11,593,407)	(6,562,590)
Net realized capital gains
Class A	0	(11,149,095)
Class B	0	(2,487,779)

Total distributions	(70,865,745)	(54,800,103)

Increase (decrease) in net assets from capital share transactions	(486,145,904)	783,721,196

Total increase (decrease) in net assets	(541,442,891)	877,273,408

Net Assets
Beginning of period	3,259,467,375	2,382,193,967

End of period	$2,718,024,484	$3,259,467,375

Undistributed net investment income
End of period	$28,616,155	$70,454,937

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,731,383	$18,370,696	77,503,411	$788,741,187
Reinvestments	5,782,667	59,272,338	4,494,080	45,749,734
Redemptions	(55,915,174)	(586,855,268)	(8,713,611)	(90,368,321)

Net increase (decrease)	(48,401,124)	$(509,212,234)	73,283,880	$744,122,600

Class B
Sales	3,388,739	$35,743,557	8,635,708	$89,182,373
Reinvestments	1,132,169	11,593,407	889,908	9,050,369
Redemptions	(2,304,169)	(24,270,634)	(5,683,580)	(58,634,146)

Net increase	2,216,739	$23,066,330	3,842,036	$39,598,596

Increase (decrease) derived from capital shares transactions		$(486,145,904)		$783,721,196

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013(a)
Net Asset Value, Beginning of Period	$10.47		$10.17	$10.56

Income (Loss) from Investment Operations
Net investment income (b)	0.10		0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.07)		0.35	(0.41)

Total from investment operations	0.03		0.54	(0.29)

Less Distributions
Distributions from net investment income	(0.26)		(0.18)	(0.06)
Distributions from net realized capital gains	0.00		(0.06)	(0.04)

Total distributions	(0.26)		(0.24)	(0.10)

Net Asset Value, End of Period	$10.24		$10.47	$10.17

Total Return (%) (c)	0.32	(d)	5.36	(2.70	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.57	0.57	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	(e)	0.44	0.44	(e)
Ratio of net investment income to average net assets (%)	1.88	(e)	1.82	1.62	(e)
Portfolio turnover rate (%)	5	(d)	10	68
Net assets, end of period (in millions)	$2,212.5		$2,766.8	$1,942.6

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013(g)	2012	2011		2010
Net Asset Value, Beginning of Period	$10.45		$10.15	$10.54	$10.36	$10.01		$9.62

Income (Loss) from Investment Operations
Net investment income (b)	0.09		0.16	0.12	0.22	0.29		0.33
Net realized and unrealized gain (loss) on investments	(0.06)		0.35	(0.44)	0.28	0.28		0.25

Total from investment operations	0.03		0.51	(0.32)	0.50	0.57		0.58

Less Distributions
Distributions from net investment income	(0.24)		(0.15)	(0.03)	(0.27)	(0.22)		(0.19)
Distributions from net realized capital gains	0.00		(0.06)	(0.04)	(0.05)	(0.00	)(h)	0.00

Total distributions	(0.24)		(0.21)	(0.07)	(0.32)	(0.22)		(0.19)

Net Asset Value, End of Period	$10.24		$10.45	$10.15	$10.54	$10.36		$10.01

Total Return (%) (c)	0.29	(d)	5.09	(3.04)	4.92	5.79		6.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.82	0.82	0.59	0.59		0.65
Net ratio of expenses to average net assets (%) (f)	0.69	(e)	0.69	0.69	0.59	0.59		0.65
Ratio of net investment income to average net assets (%)	1.63	(e)	1.58	1.21	2.09	2.81		3.34
Portfolio turnover rate (%)	5	(d)	10	68	11	8		2
Net assets, end of period (in millions)	$505.5		$492.7	$439.6	$480.9	$472.1		$373.7

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.
(h)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-29

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown transactions, distribution re-designations and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

MIST-30

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

MIST-31

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual

MIST-32

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$42,195,008	$117,581,025	$317,769,086	$279,308,812

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$8,680,608	0.550%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	ALL

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned

MIST-33

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$41,432,122	$10,368,667	$13,367,981	$9,279,478	$54,800,103	$19,648,145

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$70,522,362	$—	$(16,603,257)	$(6,945,080)	$46,974,025

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no pre-enactment accumulated capital loss carryforwards and the post-enactment accumulated short-term capital losses were $1,929,391 and the post-enactment accumulated long-term capital losses were $5,015,689.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-34

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 1.62%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

Global equities as represented by the MSCI World Index advanced by 3.0% for the six-month period, while the S&P 500 Index lagged broader developed market equities and returned 1.2%. Developed international equity markets, represented by the MSCI EAFE Index, advanced by 5.5%. Emerging market equities experienced heightened volatility, but ended the period up 3.0%. Fixed income markets saw increased interest rate volatility around the globe. The Barclays U.S. Aggregate Bond Index declined by -0.1%, while the Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 2.5%. Emerging market debt, as measured by the JPM EMBI Global Index, also advanced 1.7% over the quarter.

Volatility dominated the markets during the first six months of 2015, as the ongoing global events, such as the Greece debt crisis, China’s economic slowdown, and potential Puerto Rico default continued to weigh heavily on the marketplace. The ten year Treasury rate climbed higher during this time period, beginning at 2.17% and finishing the six month time period at 2.35%. Uncertainty and caution caused heightened movement in the marketplace. At the end of January, the yield on the ten year Treasury hit its low point of 1.64%, before rebounding into February to move above 2.20% and then dropping below 2.00% into March and April. In the final two months of the time period, the ten year Treasury dipped as low as 2.03%, hit its peak at 2.48% and finished at 2.35%. Markets and the media continued to obsess over the timing of the first rate hike from the Federal Reserve (the “Fed”), despite weakening global inflation as a result of falling oil prices and monetary policy easing by more than two dozen central banks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to investment grade fixed income, 20% to convertible debt securities, and 5% to commodities. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM is a proprietary quantitative de-risking framework that aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. By systematically reducing exposure to assets that are likely to experience subpar returns, J.P. Morgan aims to deliver higher risk-adjusted returns and lower volatility relative to both the Dow Jones Moderate Index and a traditional portfolio invested 60% in equity and 40% in fixed income markets.

Portfolio allocations are not only adjusted based on SEM but also based on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to enhance returns within the Portfolio. Derivatives may be used in the Portfolio as a way to implement tactical decisions. Further, derivative usage is also permissible for purposes such as hedging, cash management, as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. As a final element to the Portfolio’s construction, an extended duration exposure is achieved through a 10-year interest rate swap. This extended duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting de-risking in commodities, international equities and emerging market equities. In addition to this, the portfolio managers were expressing various tactical over/underweights. Allocations to the U.S. and cash were above their respective Strategic Asset Allocation. The overweight U.S. equity position was driven by numerous positive economic data points suggesting that the U.S. would experience relatively higher growth than other developed economies. The Portfolio also held a tactical underweight to commodities relative to the Strategic Asset Allocation that reduced the allocation further than what SEM suggested.

As of the end of the first quarter, two asset classes were exhibiting significant negative price momentum: commodities and emerging market equities. Negative price momentum in commodities was evident over the period as the asset class, as exhibited by the Bloomberg Commodity Index, returned -5.9%. Both emerging market equities and EAFE equities re-risked in February after strong performance in the global equity markets. The emerging market equity signal was volatile as the asset class de-risked in February then re-risked again in March. In addition to the SEM activity, the portfolio managers maintained tactical overweights to U.S., an underweight to commodities, and an overweight to duration, preferring the long-end of the curve, throughout the quarter.

Over the course of the second quarter, SEM fully re-risked emerging market equities, partially re-risked commodities, and de-risked fixed income. While price momentum within commodities was positive over the quarter, the impact on momentum was not strong enough to fully re-risk the asset class. Fixed income ended the quarter in the first level of de-risking due to increased interest rate volatility in anticipation of the first rate increase by the Fed. Tactically, the Portfolio remained overweight both U.S. and EAFE equities.

MIST-1

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

For the six-month period, the main driver of slight underperformance versus the Dow Jones Moderate Index included the extended duration exposure. In contrast, the tactical overweight to U.S. and EAFE equities contributed positively to performance. SEM detracted from performance for the period, primarily due to the underweight to commodities and emerging market equities. Overall security selection contributed positively to performance; this was mostly due to the EAFE equity active allocations as well as the fixed income active allocations. Within the EAFE allocations, security selection within financials and automotives added to performance. Within the fixed income allocations, both duration and yield curve positioning contributed positively to performance. Conversely, the emerging market equity sleeve detracted from results over the six month period primarily due to stock selection within China and an overweight exposure to India.

The Portfolio employs a duration overlay as a portion of the Portfolio. Incorporating this component detracted from performance over the six month period.

At the end of June, the Portfolio continued to favor pro-risk assets with a tilt to U.S. and EAFE equities. The Portfolio also maintained a tactical underweight to commodities and emerging market equities. Fixed income and commodities remain the only two asset classes in some level of de-risking.

Michael Feser

Anne Lester

Jeffrey Geller

Nicole Goldberger

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	1.62	1.88	8.03
Dow Jones Moderate Index	1.64	1.25	8.12

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Equity Sectors

% of Net Assets
Financials	10.2
Consumer Discretionary	5.0
Health Care	4.4
Information Technology	3.7
Industrials	3.1

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	25.0
Convertible Bonds	17.8
U.S. Treasury & Government Agencies	2.6
Municipals	0.1
Foreign Government	0.1

Top Equity Holdings

% of Net Assets
Wells Fargo & Co., Series L	0.7
Novartis AG	0.6
Roche Holding AG	0.5
Mitsubishi UFJ Financial Group, Inc.	0.5
Apple, Inc.	0.4

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	2.6
Illumina, Inc.	0.9
Gilead Sciences, Inc.	0.9
Intel Corp.	0.8
Priceline Group, Inc. (The)	0.8

MIST-3

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)	Actual	0.99%	$1,000.00	$1,016.20	$4.95
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—33.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Airbus Group SE	66,770	$4,325,909
BAE Systems plc	440,872	3,128,928
Honeywell International, Inc.	16,855	1,718,704
L-3 Communications Holdings, Inc.	3,481	394,676
Thales S.A.	73,286	4,433,585
United Technologies Corp.	22,548	2,501,250

		16,503,052

Air Freight & Logistics—0.1%
Yamato Holdings Co., Ltd.	71,600	1,381,319

Airlines—0.2%
Copa Holdings S.A - Class A (a)	3,990	329,534
Delta Air Lines, Inc.	10,712	440,049
Japan Airlines Co., Ltd.	65,000	2,265,512
United Continental Holdings, Inc. (b)	12,728	674,711

		3,709,806

Auto Components—0.5%
Bridgestone Corp. (a)	35,500	1,312,185
Continental AG	5,432	1,284,911
GKN plc	145,637	764,649
Johnson Controls, Inc.	2,154	106,687
NOK Corp.	22,800	706,588
Sumitomo Electric Industries, Ltd.	108,900	1,686,873
Valeo S.A.	17,504	2,767,064

		8,628,957

Automobiles—1.1%
Astra International Tbk PT	1,880,200	997,849
Bayerische Motoren Werke (BMW) AG	19,652	2,150,084
Daimler AG	52,913	4,813,919
Ford Motor Co.	16,598	249,136
Geely Automobile Holdings, Ltd.	720,000	384,753
General Motors Co.	20,978	699,197
Hyundai Motor Co.	12,930	1,573,938
Mahindra & Mahindra, Ltd. (GDR)	97,070	1,970,521
Mazda Motor Corp.	93,600	1,841,681
Renault S.A.	19,320	2,017,721
Toyota Motor Corp.	35,200	2,354,218

		19,053,017

Banks—4.6%
Australia & New Zealand Banking Group, Ltd.	117,136	2,902,559
Banco Santander Chile (ADR)	29,910	605,678
Bank Central Asia Tbk PT	609,200	610,877
Bank of America Corp.	133,193	2,266,945
Bank Rakyat Indonesia Persero Tbk PT	1,145,200	884,456
Barclays plc	1,106,347	4,524,382
BB&T Corp.	8,284	333,928
BNP Paribas S.A.	72,717	4,384,333
Capitec Bank Holdings, Ltd.	12,830	511,463
Citigroup, Inc.	50,951	2,814,533
Credicorp, Ltd.	6,250	868,250
Fifth Third Bancorp	3,600	74,952

Banks—(Continued)
Grupo Financiero Banorte S.A.B. de C.V. - Class O (a)	109,430	601,682
HDFC Bank, Ltd. (ADR)	117,150	7,091,090
HSBC Holdings plc	727,361	6,511,894
ING Groep NV	408,583	6,775,036
Intesa Sanpaolo S.p.A.	706,799	2,559,546
Itau Unibanco Holding S.A. (ADR)	101,904	1,115,849
Lloyds Banking Group plc	2,447,972	3,286,136
Mitsubishi UFJ Financial Group, Inc.	1,101,600	7,882,964
Mizuho Financial Group, Inc. (a)	2,050,000	4,420,466
Public Bank Bhd	99,800	495,171
Sberbank of Russia (ADR)	145,520	772,711
Siam Commercial Bank PCL (The)	257,100	1,183,670
Societe Generale S.A.	22,315	1,041,100
Sumitomo Mitsui Financial Group, Inc.	134,000	5,954,214
Sumitomo Mitsui Trust Holdings, Inc.	783,000	3,582,596
SVB Financial Group (b)	1,198	172,488
Turkiye Garanti Bankasi A/S	201,905	628,423
Wells Fargo & Co.	70,899	3,987,360

		78,844,752

Beverages—0.7%
Ambev S.A. (ADR)	235,690	1,437,709
Coca-Cola Co. (The)	22,364	877,340
Coca-Cola Enterprises, Inc.	5,000	217,200
Constellation Brands, Inc. - Class A	6,008	697,048
Dr Pepper Snapple Group, Inc.	3,853	280,884
Molson Coors Brewing Co. - Class B	9,976	696,425
PepsiCo, Inc.	17,335	1,618,049
SABMiller plc	81,744	4,237,894
Suntory Beverage & Food, Ltd.	26,500	1,065,432
Tsingtao Brewery Co., Ltd. - Class H (a)	154,000	929,922

		12,057,903

Biotechnology—0.3%
Alexion Pharmaceuticals, Inc. (b)	4,048	731,757
Biogen, Inc. (b)	4,989	2,015,257
Celgene Corp. (b)	14,471	1,674,801
Gilead Sciences, Inc.	7,350	860,538
Regeneron Pharmaceuticals, Inc. (b)	291	148,448
Vertex Pharmaceuticals, Inc. (b)	4,132	510,219

		5,941,020

Building Products—0.2%
Daikin Industries, Ltd.	28,900	2,078,175
Fortune Brands Home & Security, Inc. (a)	1,984	90,907
Masco Corp.	14,136	377,007

		2,546,089

Capital Markets—0.8%
3i Group plc	214,799	1,741,590
BlackRock, Inc.	1,800	622,764
Charles Schwab Corp. (The) (a)	21,919	715,655
Goldman Sachs Group, Inc. (The) (a)	4,610	962,522
Henderson Group plc	421,862	1,726,775

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Invesco, Ltd.	24,939	$934,963
Investec plc	80,349	721,563
Morgan Stanley	41,483	1,609,126
Schroders plc	17,680	881,608
State Street Corp.	7,862	605,374
TD Ameritrade Holding Corp. (a)	6,500	239,330
UBS Group AG	150,256	3,185,902

		13,947,172

Chemicals—0.4%
Air Liquide S.A.	21,166	2,674,314
Axiall Corp.	5,074	182,918
Chr Hansen Holding A/S	25,025	1,223,460
Dow Chemical Co. (The) (a)	13,459	688,697
E.I. du Pont de Nemours & Co.	18,386	1,175,785
Mexichem S.A.B. de C.V. (a)	88,530	255,719
Mosaic Co. (The)	21,160	991,346
Sherwin-Williams Co. (The)	200	55,004

		7,247,243

Commercial Services & Supplies—0.1%
Rentokil Initial plc	796,958	1,854,593

Communications Equipment—0.1%
Cisco Systems, Inc.	39,364	1,080,936
QUALCOMM, Inc.	5,451	341,396

		1,422,332

Construction & Engineering—0.1%
Fluor Corp.	17,702	938,383
Kajima Corp.	274,000	1,286,396

		2,224,779

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	1,973	279,199
Siam Cement PCL (The) (NVDR)	57,200	878,402

		1,157,601

Consumer Finance—0.0%
Capital One Financial Corp. (a)	6,410	563,888
Navient Corp.	2,235	40,699
Synchrony Financial (a) (b)	5,300	174,529

		779,116

Containers & Packaging—0.1%
Crown Holdings, Inc. (a) (b)	11,067	585,555
Rock-Tenn Co. - Class A (a)	5,200	313,040
Sealed Air Corp. (a)	1,400	71,932

		970,527

Distributors—0.0%
Imperial Holdings, Ltd.	18,920	287,991

Diversified Financial Services—0.5%
Berkshire Hathaway, Inc. - Class B (b)	12,254	1,667,892
FirstRand, Ltd.	374,610	1,641,140
Intercontinental Exchange, Inc.	3,623	810,139
ORIX Corp.	207,900	3,103,950
Remgro, Ltd.	62,810	1,320,211

		8,543,332

Diversified Telecommunication Services—0.9%
AT&T, Inc. (a)	35,416	1,257,976
BT Group plc	465,168	3,294,382
Nippon Telegraph & Telephone Corp.	125,600	4,545,689
Orange S.A.	210,825	3,262,080
Telenor ASA (a)	110,219	2,417,412
Verizon Communications, Inc. (a)	25,528	1,189,860

		15,967,399

Electric Utilities—0.3%
Edison International	15,581	865,992
Enel S.p.A. (a)	455,838	2,060,921
Exelon Corp. (a)	24,107	757,442
NextEra Energy, Inc. (a)	13,157	1,289,781
Xcel Energy, Inc.	18,662	600,543

		5,574,679

Electrical Equipment—0.2%
Eaton Corp. plc	20,733	1,399,270
Mitsubishi Electric Corp.	131,000	1,688,716

		3,087,986

Electronic Equipment, Instruments & Components—0.4%
Corning, Inc.	11,681	230,466
Delta Electronics, Inc.	211,000	1,080,291
Hitachi, Ltd.	265,000	1,745,495
Keyence Corp.	4,600	2,480,156
TE Connectivity, Ltd.	23,074	1,483,658

		7,020,066

Energy Equipment & Services—0.1%
Baker Hughes, Inc.	8,605	530,928
Ensco plc - Class A (a)	2,116	47,123
Halliburton Co.	14,724	634,163
National Oilwell Varco, Inc. (a)	3,600	173,808
Schlumberger, Ltd.	6,129	528,259

		1,914,281

Food & Staples Retailing—0.7%
Costco Wholesale Corp.	7,214	974,323
CVS Health Corp.	1,917	201,055
Delhaize Group S.A.	32,050	2,644,012
Distribuidora Internacional de Alimentacion S.A.	134,571	1,030,204
Kroger Co. (The) (a)	3,229	234,135
Magnit PJSC (GDR)	25,040	1,393,726
President Chain Store Corp.	144,000	1,012,081
Seven & I Holdings Co., Ltd.	47,300	2,031,156

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Shoprite Holdings, Ltd.	58,630	$835,245
Sun Art Retail Group, Ltd. (a)	753,000	679,744
Wal-Mart de Mexico S.A.B. de C.V. Series V (a)	271,500	663,139
Wal-Mart Stores, Inc.	3,151	223,501
Walgreens Boots Alliance, Inc.	500	42,220

		11,964,541

Food Products—0.6%
Archer-Daniels-Midland Co.	9,830	474,003
Associated British Foods plc	21,446	968,850
Hershey Co. (The) (a)	6,418	570,111
Keurig Green Mountain, Inc. (a)	1,100	84,293
Mondelez International, Inc. - Class A	40,529	1,667,363
Nestle S.A.	67,581	4,885,129
NH Foods, Ltd. (a)	50,000	1,138,169
Tiger Brands, Ltd.	18,980	441,993
Tingyi Cayman Islands Holding Corp.	306,000	624,284

		10,854,195

Gas Utilities—0.2%
AGL Resources, Inc.	2,568	119,566
Questar Corp. (a)	11,569	241,908
Snam S.p.A.	514,137	2,443,167

		2,804,641

Health Care Equipment & Supplies—0.3%
Abbott Laboratories	39,642	1,945,629
Becton Dickinson & Co.	355	50,286
Boston Scientific Corp. (b)	82,391	1,458,321
Smith & Nephew plc	113,300	1,914,469
Stryker Corp. (a)	5,884	562,334

		5,931,039

Health Care Providers & Services—0.5%
Aetna, Inc.	8,458	1,078,057
Cigna Corp.	2,394	387,828
Express Scripts Holding Co. (a) (b)	3,808	338,683
HCA Holdings, Inc. (b)	1,200	108,864
Humana, Inc. (a)	5,293	1,012,445
Korian - Medica	13,089	434,899
McKesson Corp.	8,638	1,941,909
Spire Healthcare Group plc	215,829	1,130,780
UnitedHealth Group, Inc.	13,248	1,616,256

		8,049,721

Health Care Technology—0.0%
Cerner Corp. (a) (b)	1,173	81,007

Hotels, Restaurants & Leisure—0.3%
Carnival Corp.	1,100	54,329
Chipotle Mexican Grill, Inc. (a) (b)	583	352,709
InterContinental Hotels Group plc	34,219	1,380,516
Royal Caribbean Cruises, Ltd. (a)	8,501	668,944
Sands China, Ltd.	242,000	811,068
Starbucks Corp.	18,826	1,009,356

Hotels, Restaurants & Leisure—(Continued)
William Hill plc	119,694	759,106

		5,036,028

Household Durables—0.9%
Barratt Developments plc	54,522	526,181
Berkeley Group Holdings plc	88,042	4,634,540
D.R. Horton, Inc.	3,100	84,816
Electrolux AB - Series B	79,785	2,496,426
Harman International Industries, Inc.	5,675	674,985
Persimmon plc (b)	131,996	4,102,133
PulteGroup, Inc.	19,623	395,403
Sekisui House, Ltd.	147,600	2,338,160
Toll Brothers, Inc. (a) (b)	2,237	85,431

		15,338,075

Household Products—0.3%
Kimberly-Clark Corp.	6,795	720,066
Procter & Gamble Co. (The)	27,716	2,168,500
Reckitt Benckiser Group plc	28,326	2,445,883
Unilever Indonesia Tbk PT	142,000	423,540

		5,757,989

Industrial Conglomerates—0.4%
Bidvest Group, Ltd. (The)	57,619	1,453,931
CK Hutchison Holdings, Ltd.	104,652	1,541,328
General Electric Co.	36,890	980,167
Jardine Matheson Holdings, Ltd.	26,400	1,493,885
KOC Holding AS	172,820	799,368

		6,268,679

Insurance—2.2%
ACE, Ltd. (a)	14,384	1,462,565
Aegon NV	328,847	2,414,507
AIA Group, Ltd.	486,600	3,167,868
Allianz SE	13,623	2,120,988
American International Group, Inc.	16,840	1,041,049
Aviva plc	246,730	1,912,384
AXA S.A.	259,889	6,549,323
Axis Capital Holdings, Ltd.	1,573	83,951
Legal & General Group plc	883,095	3,450,657
Muenchener Rueckversicherungs-Gesellschaft AG	7,338	1,300,619
Prudential Financial, Inc.	11,940	1,044,989
Prudential plc	247,541	5,973,312
Sanlam, Ltd.	122,650	668,655
Sompo Japan Nipponkoa Holdings, Inc.	50,200	1,840,727
Swiss Re AG	34,553	3,056,306
XL Group plc (a)	29,800	1,108,560
Zurich Insurance Group AG (b)	4,523	1,378,677

		38,575,137

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (b)	3,379	1,466,790

Internet Software & Services—0.6%
Baidu, Inc. (ADR) (b)	7,900	1,572,732

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Facebook, Inc. - Class A (b)	33,995	$2,915,581
Google, Inc. - Class A (b)	3,056	1,650,362
Google, Inc. - Class C (b)	3,188	1,659,386
Mail.ru Group, Ltd. (GDR) (b)	18,889	393,836
Tencent Holdings, Ltd.	94,800	1,888,745

		10,080,642

IT Services—0.7%
Accenture plc - Class A (a)	20,587	1,992,410
Alliance Data Systems Corp. (a) (b)	1,224	357,335
Automatic Data Processing, Inc.	1,100	88,253
Cap Gemini S.A.	27,726	2,459,650
Cielo S.A.	85,680	1,207,583
Cognizant Technology Solutions Corp. - Class A (b)	19,369	1,183,252
Fidelity National Information Services, Inc.	8,976	554,717
Infosys, Ltd. (ADR) (a)	163,680	2,594,328
Visa, Inc. - Class A (a)	24,360	1,635,774
Xerox Corp. (a)	5,258	55,945

		12,129,247

Life Sciences Tools & Services—0.0%
Thermo Fisher Scientific, Inc.	3,024	392,394

Machinery—0.4%
Caterpillar, Inc. (a)	2,800	237,496
Cummins, Inc.	8,339	1,093,993
DMG Mori Co., Ltd.	83,900	1,619,542
Ingersoll-Rand plc	2,220	149,672
PACCAR, Inc. (a)	17,478	1,115,271
Parker-Hannifin Corp. (a)	9,298	1,081,636
SPX Corp.	3,107	224,916
WEG S.A.	124,722	764,194

		6,286,720

Marine—0.0%
Mitsui OSK Lines, Ltd. (a)	237,000	757,278

Media—1.1%
CBS Corp. - Class B	9,752	541,236
Charter Communications, Inc. - Class A (a) (b)	2,930	501,763
Comcast Corp. - Class A	35,864	2,156,861
Dentsu, Inc. (a)	50,300	2,622,717
DISH Network Corp. - Class A (b)	6,848	463,678
Naspers, Ltd. - N Shares	4,700	726,728
Publicis Groupe S.A.	28,298	2,089,929
Sirius XM Holdings, Inc. (a) (b)	21,200	79,076
Time Warner Cable, Inc.	2,460	438,298
Time Warner, Inc.	25,827	2,257,538
Twenty-First Century Fox, Inc. - Class A	49,876	1,623,214
UBM plc	154,059	1,295,084
Wolters Kluwer NV	61,152	1,823,219
WPP plc	75,215	1,687,713

		18,307,054

Metals & Mining—0.4%
Alcoa, Inc. (a)	19,851	221,339
Anglo American plc	30,240	436,942
Nippon Steel & Sumitomo Metal Corp.	484,000	1,253,422
Norsk Hydro ASA	355,298	1,497,260
Rio Tinto plc	58,878	2,421,598
United States Steel Corp. (a)	14,473	298,433
Vale S.A. (ADR)	89,940	454,197

		6,583,191

Multi-Utilities—0.4%
CenterPoint Energy, Inc. (a)	15,323	291,597
CMS Energy Corp.	14,599	464,832
E.ON SE	116,212	1,547,767
GDF Suez	75,921	1,406,919
National Grid plc	130,914	1,683,480
NiSource, Inc.	10,121	461,417
PG&E Corp.	6,909	339,232
Public Service Enterprise Group, Inc.	10,900	428,152

		6,623,396

Multiline Retail—0.3%
Dollar General Corp.	6,954	540,604
Lojas Renner S.A.	23,540	855,559
Next plc	28,420	3,329,816
Target Corp. (a)	9,800	799,974

		5,525,953

Oil, Gas & Consumable Fuels—1.4%
Anadarko Petroleum Corp.	7,982	623,075
BG Group plc	143,104	2,381,336
BP plc	52,391	345,732
Cabot Oil & Gas Corp. (a)	7,412	233,775
Cheniere Energy, Inc. (b)	2,324	160,960
Chevron Corp.	22,126	2,134,495
CNOOC, Ltd.	655,000	930,782
ENI S.p.A.	27,630	490,107
EOG Resources, Inc.	7,928	694,096
EQT Corp.	4,841	393,767
Exxon Mobil Corp.	32,493	2,703,418
Lukoil OAO (ADR)	28,090	1,261,522
Marathon Oil Corp.	28,241	749,516
Marathon Petroleum Corp.	6,554	342,840
Occidental Petroleum Corp.	15,529	1,207,690
Oil Search, Ltd.	274,374	1,498,062
ONEOK, Inc.	1,800	71,064
Phillips 66 (a)	2,366	190,605
Royal Dutch Shell plc - A Shares	86,843	2,473,296
Royal Dutch Shell plc - A Shares	37,066	1,042,080
Royal Dutch Shell plc - B Shares	37,580	1,068,719
Statoil ASA	40,364	720,573
Total S.A.	19,727	959,865
Ultrapar Participacoes S.A.	51,730	1,093,133
Valero Energy Corp.	8,423	527,280

		24,297,788

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Paper & Forest Products—0.1%
Stora Enso Oyj - R Shares	68,329	$703,266
UPM-Kymmene Oyj	62,293	1,105,472

		1,808,738

Personal Products—0.0%
Estee Lauder Cos., Inc. (The) - Class A	5,174	448,379

Pharmaceuticals—3.2%
Allergan plc (b)	3,404	1,032,978
Aspen Pharmacare Holdings, Ltd. (b)	26,940	797,008
AstraZeneca plc	51,060	3,246,670
Bayer AG	49,946	6,988,834
Bristol-Myers Squibb Co.	31,668	2,107,189
Eli Lilly & Co. (a)	8,960	748,070
GlaxoSmithKline plc	131,537	2,738,082
Johnson & Johnson	24,144	2,353,074
Merck & Co., Inc.	25,698	1,462,987
Merck KGaA	12,304	1,225,522
Mylan NV (b)	3,563	241,785
Novartis AG	98,641	9,743,051
Novo Nordisk A/S - Class B	46,389	2,544,187
Perrigo Co. plc (a)	1,821	336,575
Pfizer, Inc.	69,013	2,314,006
Roche Holding AG	33,051	9,279,183
Sanofi	51,865	5,116,858
Shire plc	25,777	2,072,037

		54,348,096

Professional Services—0.0%
Equifax, Inc.	1,088	105,634

Real Estate Investment Trusts—0.7%
American Tower Corp.	5,000	466,450
AvalonBay Communities, Inc. (a)	3,869	618,537
Boston Properties, Inc.	3,567	431,750
Brixmor Property Group, Inc.	11,900	275,247
DiamondRock Hospitality Co. (a)	12,500	160,125
Fibra Uno Administracion S.A. de C.V. (a)	250,900	596,701
First Real Estate Investment Trust (a)	890,000	918,533
Goodman Group (a)	336,764	1,625,008
Highwoods Properties, Inc. (a)	3,964	158,362
Host Hotels & Resorts, Inc. (a)	9,568	189,733
Klepierre	23,106	1,015,494
LaSalle Hotel Properties (a)	6,600	234,036
Liberty Property Trust	6,600	212,652
Lippo Malls Indonesia Retail Trust (a)	2,784,900	755,205
Mapletree Logistics Trust	1,162,700	977,165
Mid-America Apartment Communities, Inc.	2,100	152,901
Prologis, Inc.	13,095	485,825
Public Storage	545	100,482
Simon Property Group, Inc.	2,963	512,658
Westfield Corp.	200,704	1,401,217

		11,288,081

Real Estate Management & Development—0.6%
Daiwa House Industry Co., Ltd. (a)	93,000	2,166,549
Deutsche Annington Immobilien SE	45,808	1,291,319
Deutsche Wohnen AG	75,963	1,740,541
Mitsui Fudosan Co., Ltd.	79,000	2,205,629
Savills plc	151,856	2,256,024
TAG Immobilien AG (a)	125,263	1,465,574

		11,125,636

Road & Rail—0.2%
Canadian Pacific Railway, Ltd.	2,619	419,642
CSX Corp.	23,991	783,306
Union Pacific Corp.	21,577	2,057,799

		3,260,747

Semiconductors & Semiconductor Equipment—0.7%
Applied Materials, Inc. (a)	20,482	393,664
ASML Holding NV	22,025	2,286,747
Avago Technologies, Ltd. (a)	12,217	1,624,006
Broadcom Corp. - Class A	9,924	510,987
Freescale Semiconductor, Ltd. (b)	4,805	192,056
Infineon Technologies AG	136,409	1,692,693
KLA-Tencor Corp. (a)	4,915	276,272
Lam Research Corp. (a)	16,431	1,336,662
NXP Semiconductors NV (b)	848	83,274
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	151,460	3,439,657
Texas Instruments, Inc.	15,456	796,138

		12,632,156

Software—0.6%
Adobe Systems, Inc. (b)	19,051	1,543,322
Intuit, Inc.	1,456	146,721
Microsoft Corp.	88,036	3,886,789
Oracle Corp.	13,203	532,081
SAP SE	61,714	4,300,237

		10,409,150

Specialty Retail—0.5%
AutoZone, Inc. (a) (b)	387	258,090
Best Buy Co., Inc. (a)	8,070	263,163
Dixons Carphone plc	178,132	1,268,344
Home Depot, Inc. (The)	18,310	2,034,790
Kingfisher plc	346,128	1,885,606
Lowe’s Cos., Inc.	24,476	1,639,158
Mr. Price Group, Ltd.	24,700	507,989
Tiffany & Co. (a)	1,800	165,240
TJX Cos., Inc. (The)	16,861	1,115,692

		9,138,072

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	56,768	7,120,126
Hewlett-Packard Co.	25,302	759,313
Samsung Electronics Co., Ltd. (GDR) (b)	4,300	2,453,150

		10,332,589

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—0.2%
Cie Financiere Richemont S.A.	18,607	$1,516,733
lululemon athletica, Inc. (b)	2,218	144,836
PVH Corp. (a)	721	83,059
Ralph Lauren Corp.	2,762	365,578
VF Corp.	12,277	856,198

		2,966,404

Tobacco—0.5%
British American Tobacco plc	67,335	3,618,793
Japan Tobacco, Inc.	76,700	2,729,616
Philip Morris International, Inc.	20,553	1,647,734

		7,996,143

Trading Companies & Distributors—0.3%
Wolseley plc	80,007	5,102,029

Transportation Infrastructure—0.0%
CCR S.A.	130,660	626,593

Water Utilities—0.1%
American Water Works Co., Inc.	2,400	116,712
Pennon Group plc	81,500	1,037,366

		1,154,078

Wireless Telecommunication Services—0.7%
Advanced Info Service PCL	161,300	1,146,156
KDDI Corp.	128,700	3,095,217
Mobile TeleSystems OJSC (b)	42,700	187,985
Mobile TeleSystems OJSC (ADR)	29,850	291,933
MTN Group, Ltd.	97,660	1,834,840
SoftBank Corp.	10,800	635,618
T-Mobile U.S., Inc. (b)	2,200	85,294
Vodafone Group plc	1,079,408	3,936,102

		11,213,145

Total Common Stocks (Cost $548,288,036)		577,732,187

Corporate Bonds & Notes—25.0%

Advertising—0.0%
Omnicom Group, Inc. 3.650%, 11/01/24	115,000	112,930

Aerospace/Defense—0.3%
Airbus Group Financial B.V. 2.700%, 04/17/23 (144A)	279,000	267,932
BAE Systems Finance, Inc. 7.500%, 07/01/27 (144A)	300,000	394,772
BAE Systems Holdings, Inc. 3.800%, 10/07/24 (144A)	159,000	159,654
BAE Systems plc 4.750%, 10/11/21 (144A)	225,000	246,502
Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Boeing Capital Corp. 4.700%, 10/27/19	255,000	282,704
Boeing Co. (The) 7.250%, 06/15/25	11,000	14,491
8.625%, 11/15/31	200,000	294,981
General Dynamics Corp. 1.000%, 11/15/17	117,000	116,620
2.250%, 11/15/22	250,000	237,038
Harris Corp. 2.700%, 04/27/20	70,000	69,106
3.832%, 04/27/25	80,000	77,766
5.054%, 04/27/45	165,000	157,198
Lockheed Martin Corp. 3.800%, 03/01/45	130,000	115,890
4.070%, 12/15/42	312,000	294,806
Northrop Grumman Corp. 3.250%, 08/01/23	400,000	391,872
3.850%, 04/15/45	205,000	180,375
Northrop Grumman Systems Corp. 7.750%, 02/15/31	200,000	267,361
Raytheon Co. 3.150%, 12/15/24	91,000	90,253
United Technologies Corp. 4.150%, 05/15/45	285,000	272,136
4.500%, 06/01/42	150,000	152,384
5.375%, 12/15/17	173,000	190,017
5.400%, 05/01/35	525,000	591,429
5.700%, 04/15/40	250,000	292,093
6.700%, 08/01/28	233,000	300,369
8.875%, 11/15/19	41,000	51,750

		5,509,499

Agriculture—0.3%
Altria Group, Inc. 2.625%, 01/14/20	975,000	971,210
2.850%, 08/09/22	132,000	126,880
4.000%, 01/31/24	305,000	309,721
4.250%, 08/09/42	30,000	26,625
4.500%, 05/02/43	215,000	199,128
Archer-Daniels-Midland Co. 4.016%, 04/16/43	150,000	141,189
5.375%, 09/15/35	100,000	115,535
6.625%, 05/01/29	100,000	125,270
BAT International Finance plc 2.750%, 06/15/20 (144A)	255,000	256,447
3.250%, 06/07/22 (144A)	104,000	103,161
3.500%, 06/15/22 (144A)	215,000	216,960
3.950%, 06/15/25 (144A)	405,000	408,596
Bunge N.A. Finance L.P. 5.900%, 04/01/17	90,000	96,142
Bunge, Ltd. Finance Corp. 3.200%, 06/15/17	131,000	134,882
8.500%, 06/15/19	250,000	302,217

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—(Continued)
Cargill, Inc. 6.125%, 04/19/34 (144A)	325,000	$391,440
7.350%, 03/06/19 (144A)	260,000	308,899
Philip Morris International, Inc. 4.125%, 03/04/43	560,000	516,653
4.875%, 11/15/43	20,000	20,693
Reynolds American, Inc. 2.300%, 06/12/18	145,000	146,084
4.000%, 06/12/22	145,000	148,113
4.450%, 06/12/25	170,000	173,200
5.700%, 08/15/35	105,000	108,871
5.850%, 08/15/45	490,000	513,959

		5,861,875

Airlines—0.1%
Air Canada Pass-Through Trust 3.600%, 03/15/27 (144A)	305,000	299,662
American Airlines Pass-Through Trust 4.950%, 01/15/23	525,692	558,548
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	38,718	39,438
Delta Air Lines Pass-Through Trust 4.750%, 05/07/20	59,051	63,185
6.821%, 08/10/22	199,691	229,145
U.S. Airways Pass-Through Trust 3.950%, 11/15/25	234,263	235,435

		1,425,413

Auto Manufacturers—0.6%
American Honda Finance Corp. 1.500%, 09/11/17 (144A)	425,000	426,959
Daimler Finance North America LLC 1.450%, 08/01/16 (144A)	175,000	175,688
1.875%, 01/11/18 (144A)	205,000	205,447
2.250%, 09/03/19 (144A)	160,000	158,886
2.375%, 08/01/18 (144A)	665,000	674,253
2.450%, 05/18/20 (144A)	330,000	327,869
8.500%, 01/18/31	330,000	484,981
Ford Motor Co. 4.750%, 01/15/43	75,000	72,720
6.375%, 02/01/29	500,000	589,857
6.625%, 02/15/28	250,000	298,504
9.980%, 02/15/47	400,000	608,155
Ford Motor Credit Co. LLC 1.684%, 09/08/17	217,000	216,373
1.700%, 05/09/16	333,000	333,434
2.145%, 01/09/18	295,000	296,215
3.219%, 01/09/22	240,000	237,309
3.664%, 09/08/24	515,000	508,166
4.250%, 02/03/17	240,000	249,451
4.250%, 09/20/22	415,000	432,196
4.375%, 08/06/23	635,000	658,557
5.750%, 02/01/21	300,000	336,675
General Motors Co. 5.200%, 04/01/45	100,000	99,044

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 3.450%, 04/10/22	525,000	514,422
4.250%, 05/15/23	320,000	323,795
Nissan Motor Acceptance Corp. 0.833%, 03/03/17 (144A) (c)	176,000	176,640
1.800%, 03/15/18 (144A)	146,000	146,205
1.950%, 09/12/17 (144A)	200,000	201,345
PACCAR Financial Corp. 0.800%, 02/08/16	217,000	217,317
1.600%, 03/15/17	150,000	151,458
Toyota Motor Credit Corp. 1.375%, 01/10/18	200,000	200,118
2.625%, 01/10/23 (a)	400,000	394,180
4.250%, 01/11/21	150,000	163,596
Volkswagen Group of America Finance LLC 1.650%, 05/22/18 (144A)	600,000	600,065
2.450%, 11/20/19 (144A)	245,000	245,840

		10,725,720

Auto Parts & Equipment—0.0%
Johnson Controls, Inc. 2.600%, 12/01/16	75,000	76,498
3.625%, 07/02/24	98,000	98,174
4.950%, 07/02/64	50,000	47,508
5.500%, 01/15/16	135,000	138,391

		360,571

Banks—5.3%
Abbey National Treasury Services plc 2.350%, 09/10/19	380,000	379,941
2.375%, 03/16/20	540,000	538,166
ABN AMRO Bank NV 2.500%, 10/30/18 (144A)	210,000	213,322
American Express Bank FSB 0.489%, 06/12/17 (c)	500,000	496,920
American Express Centurion Bank 6.000%, 09/13/17	250,000	273,307
Bank of America Corp. 2.000%, 01/11/18	1,100,000	1,103,605
2.650%, 04/01/19	610,000	617,227
3.300%, 01/11/23	205,000	201,892
3.875%, 03/22/17	485,000	504,244
3.950%, 04/21/25	525,000	505,675
4.000%, 04/01/24	506,000	514,893
4.100%, 07/24/23	326,000	335,426
4.125%, 01/22/24	500,000	512,434
4.250%, 10/22/26	527,000	516,251
5.000%, 01/21/44	550,000	571,056
5.625%, 10/14/16	800,000	843,240
5.625%, 07/01/20	2,000,000	2,254,116
6.400%, 08/28/17	275,000	301,520
7.625%, 06/01/19	250,000	296,669
Bank of America N.A. 0.566%, 06/15/16 (c)	250,000	249,222
1.650%, 03/26/18	255,000	254,620

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America N.A. 1.750%, 06/05/18	1,090,000	$1,087,655
5.300%, 03/15/17	1,400,000	1,482,830
Bank of Montreal 1.400%, 09/11/17	194,000	194,625
2.375%, 01/25/19	110,000	111,407
2.550%, 11/06/22	213,000	206,982
Bank of New York Mellon Corp. (The) 1.969%, 06/20/17	500,000	507,606
3.550%, 09/23/21	352,000	367,754
4.600%, 01/15/20	200,000	220,223
4.950%, 06/20/20 (c)	630,000	625,275
Bank of Nova Scotia (The) 1.250%, 04/11/17	650,000	651,360
1.450%, 04/25/18	1,000,000	995,192
1.700%, 06/11/18	1,540,000	1,540,601
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 1.700%, 03/05/18 (144A)	345,000	344,229
Banque Federative du Credit Mutuel S.A. 1.700%, 01/20/17 (144A)	234,000	235,101
2.750%, 01/22/19 (144A)	365,000	371,786
Barclays Bank plc 2.500%, 02/20/19	270,000	271,801
3.750%, 05/15/24	211,000	211,919
6.050%, 12/04/17 (144A)	460,000	500,498
7.750%, 04/10/23 (c)	375,000	406,406
Barclays plc 2.000%, 03/16/18	575,000	573,739
BB&T Corp. 2.050%, 06/19/18	139,000	140,523
2.150%, 03/22/17	350,000	355,202
3.950%, 03/22/22	175,000	182,498
BNP Paribas S.A. 2.375%, 05/21/20	430,000	425,656
2.700%, 08/20/18	262,000	268,114
BPCE S.A. 4.000%, 04/15/24	500,000	504,770
5.700%, 10/22/23 (144A)	200,000	210,823
Branch Banking & Trust Co. 0.606%, 09/13/16 (c)	250,000	249,300
2.850%, 04/01/21	610,000	613,592
Canadian Imperial Bank of Commerce 1.550%, 01/23/18	1,000,000	999,831
Capital One Financial Corp. 1.000%, 11/06/15	91,000	90,863
5.550%, 06/01/20 (c)	315,000	312,244
Capital One N.A. 1.500%, 03/22/18	500,000	493,483
Citigroup, Inc. 2.500%, 09/26/18	825,000	834,291
2.500%, 07/29/19	215,000	215,315
3.300%, 04/27/25	945,000	908,720
3.750%, 06/16/24	165,000	165,978
4.300%, 11/20/26	435,000	425,353
4.400%, 06/10/25	180,000	179,329
4.950%, 11/07/43	285,000	295,467

Banks—(Continued)
Citigroup, Inc. 5.500%, 09/13/25	101,000	109,161
6.125%, 05/15/18	1,200,000	1,339,092
6.625%, 01/15/28	2,400,000	2,966,076
Comerica Bank 5.200%, 08/22/17	250,000	266,655
5.750%, 11/21/16	376,000	400,857
Comerica, Inc. 3.800%, 07/22/26	172,000	167,117
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.875%, 02/08/22	350,000	364,107
3.950%, 11/09/22	500,000	499,933
Credit Agricole S.A. 2.750%, 06/10/20 (144A)	640,000	639,583
8.125%, 09/19/33 (144A) (c)	200,000	220,000
Credit Suisse 1.750%, 01/29/18	250,000	249,028
3.625%, 09/09/24	1,530,000	1,520,910
Credit Suisse AG 6.500%, 08/08/23 (144A)	200,000	218,722
Credit Suisse Group Funding Guernsey, Ltd. 4.875%, 05/15/45 (144A)	250,000	240,543
Deutsche Bank AG 1.875%, 02/13/18	285,000	284,128
3.700%, 05/30/24 (a)	133,000	131,342
Discover Bank 2.000%, 02/21/18	700,000	698,287
3.100%, 06/04/20	505,000	504,498
3.200%, 08/09/21	295,000	290,801
Fifth Third Bancorp 3.625%, 01/25/16	155,000	157,285
8.250%, 03/01/38	50,000	72,023
Fifth Third Bank 0.900%, 02/26/16 (a)	750,000	750,723
1.350%, 06/01/17	540,000	538,383
Goldman Sachs Group, Inc. (The) 2.375%, 01/22/18	1,230,000	1,248,708
2.550%, 10/23/19	935,000	937,192
2.600%, 04/23/20	131,000	130,344
2.625%, 01/31/19	435,000	440,384
2.900%, 07/19/18	509,000	520,976
3.500%, 01/23/25	366,000	354,945
3.625%, 01/22/23	630,000	626,026
3.750%, 05/22/25	105,000	103,618
3.850%, 07/08/24	362,000	361,686
4.000%, 03/03/24	530,000	539,247
4.800%, 07/08/44	190,000	187,555
5.150%, 05/22/45	460,000	443,775
5.250%, 07/27/21	800,000	888,414
5.950%, 01/18/18	490,000	538,649
6.125%, 02/15/33	1,000,000	1,192,936
6.150%, 04/01/18	510,000	567,059
7.500%, 02/15/19	1,500,000	1,761,913
HSBC Bank plc 1.500%, 05/15/18 (144A)	564,000	560,146
4.125%, 08/12/20 (144A)	160,000	171,766

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
HSBC Bank USA N.A. 4.875%, 08/24/20	500,000	$553,389
5.875%, 11/01/34	1,500,000	1,757,079
HSBC Holdings plc 6.375%, 03/30/25 (a) (c)	630,000	633,150
HSBC USA, Inc. 1.625%, 01/16/18	300,000	299,180
2.350%, 03/05/20	545,000	540,544
2.375%, 11/13/19	795,000	792,973
Industrial & Commercial Bank of China, Ltd. 2.351%, 11/13/17	250,000	251,824
Intesa Sanpaolo S.p.A. 5.250%, 01/12/24	455,000	483,500
KeyBank N.A. 1.650%, 02/01/18	500,000	500,362
4.950%, 09/15/15	167,000	168,082
KeyCorp 5.100%, 03/24/21	200,000	221,895
Lloyds Bank plc 3.500%, 05/14/25	340,000	333,824
Lloyds Banking Group plc 4.500%, 11/04/24	250,000	250,147
Macquarie Bank, Ltd. 5.000%, 02/22/17 (144A)	622,000	656,928
Mizuho Bank, Ltd. 1.300%, 04/16/17 (144A)	200,000	199,213
2.450%, 04/16/19 (144A)	200,000	201,643
Morgan Stanley 2.375%, 07/23/19	375,000	372,537
2.500%, 01/24/19	1,446,000	1,459,412
2.650%, 01/27/20	15,000	14,973
2.800%, 06/16/20	180,000	180,191
3.700%, 10/23/24	315,000	313,725
3.750%, 02/25/23	367,000	371,088
3.875%, 04/29/24	725,000	732,725
4.300%, 01/27/45	400,000	373,759
4.350%, 09/08/26	1,000,000	979,880
5.450%, 01/09/17	1,750,000	1,854,475
5.500%, 01/26/20	100,000	111,600
5.550%, 04/27/17	650,000	696,598
5.625%, 09/23/19	1,100,000	1,232,653
6.250%, 08/09/26	875,000	1,048,938
MUFG Union Bank N.A. 2.250%, 05/06/19	415,000	415,344
2.625%, 09/26/18	400,000	406,454
National City Bank 5.800%, 06/07/17	500,000	538,503
National City Bank of Indiana 4.250%, 07/01/18	250,000	265,509
Northern Trust Corp. 3.375%, 08/23/21	500,000	522,789
PNC Bank N.A. 2.700%, 11/01/22	560,000	538,951
4.200%, 11/01/25	250,000	262,382
6.875%, 04/01/18	350,000	395,601

Banks—(Continued)
PNC Financial Services Group, Inc. (The) 4.850%, 06/01/23 (c)	320,000	305,600
Royal Bank of Canada 1.500%, 01/16/18	460,000	460,160
2.200%, 07/27/18	750,000	762,792
2.875%, 04/19/16	500,000	508,746
Royal Bank of Scotland Group plc (The) 6.125%, 01/11/21	35,000	40,163
Santander UK plc 5.000%, 11/07/23 (144A)	225,000	230,239
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	445,000	444,963
2.375%, 11/20/18 (144A)	400,000	406,298
2.450%, 05/27/20 (144A)	535,000	530,556
Standard Chartered plc 5.200%, 01/26/24 (144A) (a)	350,000	366,478
State Street Bank and Trust Co. 5.250%, 10/15/18	215,000	237,995
State Street Corp. 3.100%, 05/15/23	90,000	88,171
3.300%, 12/16/24	431,000	430,250
3.700%, 11/20/23	369,000	381,172
5.250%, 09/15/20 (c)	405,000	405,506
SunTrust Banks, Inc. 2.350%, 11/01/18	113,000	113,717
2.750%, 05/01/23	300,000	288,672
6.000%, 09/11/17	150,000	163,746
Swedbank AB 1.750%, 03/12/18 (144A)	875,000	876,228
Toronto-Dominion Bank (The) 1.400%, 04/30/18	348,000	347,272
U.S. Bancorp 2.200%, 11/15/16	175,000	178,017
UBS AG 1.800%, 03/26/18	940,000	938,601
2.375%, 08/14/19	645,000	644,949
4.875%, 08/04/20	250,000	276,490
Wachovia Corp. 6.605%, 10/01/25	222,000	265,798
Wells Fargo & Co. 4.100%, 06/03/26	161,000	161,679
4.125%, 08/15/23	195,000	202,465
4.480%, 01/16/24	55,000	57,901
4.650%, 11/04/44	2,015,000	1,931,357
5.375%, 11/02/43	350,000	373,702
5.625%, 12/11/17	700,000	769,103
5.875%, 06/15/25 (c)	269,000	275,402
Wells Fargo Bank N.A. 6.000%, 11/15/17	1,229,000	1,353,794
Westpac Banking Corp. 1.041%, 09/25/15 (c)	200,000	200,339
2.300%, 05/26/20	455,000	453,394
4.875%, 11/19/19	400,000	443,450

		91,313,665

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages — 0.5%
Anheuser-Busch Cos. LLC 5.750%, 04/01/36	60,000	$68,949
5.950%, 01/15/33	100,000	117,136
6.750%, 12/15/27	65,000	81,934
6.800%, 08/20/32	420,000	530,192
Anheuser-Busch InBev Finance, Inc. 2.625%, 01/17/23 (a)	1,195,000	1,146,893
3.700%, 02/01/24	65,000	66,528
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	437,000	420,253
5.375%, 01/15/20	830,000	936,164
6.375%, 01/15/40	300,000	375,577
8.000%, 11/15/39	50,000	73,365
Brown-Forman Corp. 1.000%, 01/15/18	122,000	120,387
4.500%, 07/15/45	113,000	111,831
Coca-Cola Co. (The) 7.375%, 07/29/93	100,000	141,883
Coca-Cola Refreshments USA, Inc. 7.000%, 05/15/98	100,000	129,065
8.000%, 09/15/22	324,000	418,799
Diageo Capital plc 4.828%, 07/15/20	250,000	276,567
4.850%, 05/15/18	46,000	49,856
Diageo Investment Corp. 2.875%, 05/11/22	200,000	195,527
7.450%, 04/15/35	70,000	93,910
Dr Pepper Snapple Group, Inc. 2.000%, 01/15/20 (a)	92,000	90,229
Heineken NV 4.000%, 10/01/42 (144A)	575,000	518,115
JB y Co. S.A. de CV 3.750%, 05/13/25 (144A) (a)	150,000	145,545
Molson Coors Brewing Co. 2.000%, 05/01/17	200,000	202,097
5.000%, 05/01/42	200,000	194,702
PepsiCo, Inc. 2.250%, 01/07/19	319,000	323,353
4.250%, 10/22/44	285,000	279,438
4.500%, 01/15/20	276,000	302,755
5.000%, 06/01/18	250,000	274,192
5.500%, 01/15/40	150,000	170,603
SABMiller plc 6.500%, 07/15/18 (144A)	250,000	282,186
6.625%, 08/15/33 (144A)	150,000	183,514

		8,321,545

Biotechnology—0.4%
Amgen, Inc. 3.125%, 05/01/25	675,000	638,645
3.625%, 05/22/24	500,000	495,993
3.875%, 11/15/21	575,000	603,002
5.150%, 11/15/41	75,000	77,021
5.375%, 05/15/43	158,000	167,666
6.375%, 06/01/37	500,000	590,600
6.400%, 02/01/39	100,000	119,669
6.900%, 06/01/38	100,000	125,200

Biotechnology—(Continued)
Celgene Corp. 2.300%, 08/15/18	315,000	319,752
3.250%, 08/15/22	174,000	172,073
4.000%, 08/15/23	800,000	818,263
Gilead Sciences, Inc. 3.500%, 02/01/25	230,000	230,335
3.700%, 04/01/24	1,200,000	1,226,203
4.400%, 12/01/21	125,000	136,521
4.500%, 04/01/21	100,000	109,716
4.500%, 02/01/45	145,000	144,441
4.800%, 04/01/44	60,000	61,753

		6,036,853

Building Materials—0.0%
CRH America, Inc. 3.875%, 05/18/25 (144A)	334,000	330,975

Chemicals—0.3%
Agrium, Inc. 3.375%, 03/15/25	390,000	370,814
CF Industries, Inc. 4.950%, 06/01/43	65,000	60,819
5.375%, 03/15/44	100,000	99,435
Dow Chemical Co. (The) 3.000%, 11/15/22	54,000	51,949
4.125%, 11/15/21	55,000	57,689
4.625%, 10/01/44	190,000	177,349
8.550%, 05/15/19	45,000	54,866
Ecolab, Inc. 1.450%, 12/08/17	70,000	69,381
4.350%, 12/08/21	290,000	312,865
EI du Pont de Nemours & Co. 6.500%, 01/15/28	40,000	49,147
LYB International Finance B.V. 4.875%, 03/15/44	320,000	310,906
LyondellBasell Industries NV 5.000%, 04/15/19	250,000	270,816
Monsanto Co. 1.150%, 06/30/17	325,000	323,039
Mosaic Co. (The) 4.250%, 11/15/23	177,000	181,997
4.875%, 11/15/41	100,000	94,968
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	23,000	28,659
7.375%, 08/01/18	800,000	906,355
Potash Corp. of Saskatchewan, Inc. 5.875%, 12/01/36	400,000	461,595
PPG Industries, Inc. 3.600%, 11/15/20 (a)	155,000	161,823
Praxair, Inc. 2.200%, 08/15/22	30,000	28,564
4.050%, 03/15/21	300,000	324,809
Union Carbide Corp. 7.500%, 06/01/25	701,000	873,523
7.750%, 10/01/96	100,000	124,000
7.875%, 04/01/23	30,000	36,825

		5,432,193

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.1%
ADT Corp. (The) 3.500%, 07/15/22 (a)	423,000	$382,815
4.125%, 06/15/23 (a)	27,000	25,245
4.875%, 07/15/42	200,000	153,000
California Institute of Technology 4.700%, 11/01/2111	165,000	159,416
ERAC USA Finance LLC 1.400%, 04/15/16 (144A)	11,000	11,019
3.300%, 10/15/22 (144A)	100,000	98,082
6.700%, 06/01/34 (144A)	500,000	608,445
University of Pennsylvania 4.674%, 09/01/2112	254,000	248,881

		1,686,903

Computers—0.4%
Apple, Inc. 0.529%, 05/03/18 (c)	305,000	305,425
2.150%, 02/09/22	695,000	663,923
2.700%, 05/13/22	230,000	227,650
2.850%, 05/06/21	1,362,000	1,382,019
3.450%, 02/09/45	170,000	144,079
3.850%, 05/04/43	543,000	494,228
4.375%, 05/13/45	320,000	315,343
EMC Corp. 3.375%, 06/01/23 (a)	620,000	620,981
HP Enterprise Services LLC 7.450%, 10/15/29	138,000	168,506
International Business Machines Corp. 1.625%, 05/15/20	105,000	102,105
1.875%, 05/15/19	540,000	539,660
3.375%, 08/01/23	115,000	115,552
3.625%, 02/12/24	605,000	612,740
6.220%, 08/01/27	1,000,000	1,245,549
7.625%, 10/15/18	300,000	356,051

		7,293,811

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The) 1.900%, 11/01/19	288,000	288,692
5.500%, 02/01/34	117,000	140,988
5.800%, 08/15/34	300,000	371,491
8.000%, 10/26/29	160,000	230,325

		1,031,496

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	277,000	277,283

Diversified Financial Services—0.9%
AIG Global Funding 1.650%, 12/15/17 (144A)	310,000	310,445
American Express Co. 1.550%, 05/22/18	158,000	156,804
3.625%, 12/05/24	250,000	243,245
7.000%, 03/19/18	250,000	283,526

Diversified Financial Services—(Continued)
American Express Credit Corp. 1.300%, 07/29/16	461,000	462,466
2.375%, 05/26/20	595,000	590,732
2.750%, 09/15/15	150,000	150,580
Ameriprise Financial, Inc. 4.000%, 10/15/23	600,000	626,569
5.650%, 11/15/15	144,000	146,570
BlackRock, Inc. 3.375%, 06/01/22	55,000	56,598
3.500%, 03/18/24	45,000	45,738
6.250%, 09/15/17	250,000	276,855
Blackstone Holdings Finance Co. LLC 4.450%, 07/15/45 (144A) (a)	66,000	60,532
5.875%, 03/15/21 (144A)	250,000	287,224
Capital One Bank USA N.A. 2.250%, 02/13/19	435,000	432,509
3.375%, 02/15/23	1,185,000	1,151,086
Charles Schwab Corp. (The) 4.450%, 07/22/20	400,000	442,129
CME Group, Inc. 3.000%, 09/15/22	300,000	301,705
Credit Suisse USA, Inc. 5.125%, 08/15/15	500,000	502,692
General Electric Capital Corp. 1.500%, 07/12/16	1,000,000	1,007,490
1.600%, 11/20/17	350,000	352,162
2.100%, 12/11/19	35,000	35,234
4.375%, 09/16/20	520,000	566,233
5.500%, 01/08/20	1,500,000	1,700,430
5.625%, 09/15/17	500,000	544,466
6.000%, 08/07/19	1,000,000	1,143,089
6.250%, 12/15/22 (c)	200,000	218,750
6.750%, 03/15/32	1,000,000	1,298,250
HSBC Finance Corp. 0.713%, 06/01/16 (c)	100,000	99,837
Intercontinental Exchange, Inc. 4.000%, 10/15/23	118,000	122,922
Invesco Finance plc 5.375%, 11/30/43	75,000	82,221
Jefferies Group LLC 5.125%, 04/13/18	75,000	79,641
6.875%, 04/15/21	375,000	429,231
MassMutual Global Funding II 2.000%, 04/05/17 (144A)	250,000	253,278
National Rural Utilities Cooperative Finance Corp. 2.850%, 01/27/25	340,000	326,690
8.000%, 03/01/32	400,000	551,051
10.375%, 11/01/18	40,000	50,904
Synchrony Financial 2.700%, 02/03/20	125,000	123,477
3.750%, 08/15/21	430,000	433,271
4.250%, 08/15/24	155,000	155,666

		16,102,298

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—2.1%
Alabama Power Co. 3.750%, 03/01/45	235,000	$211,141
4.150%, 08/15/44	35,000	33,496
5.500%, 10/15/17	147,000	161,060
5.700%, 02/15/33	150,000	174,655
American Electric Power Co., Inc. 1.650%, 12/15/17	119,000	119,138
Appalachian Power Co. 5.800%, 10/01/35	150,000	173,047
Arizona Public Service Co. 8.750%, 03/01/19	165,000	202,291
Atlantic City Electric Co. 7.750%, 11/15/18	135,000	160,961
Baltimore Gas & Electric Co. 2.800%, 08/15/22	143,000	139,819
3.350%, 07/01/23	460,000	462,775
Berkshire Hathaway Energy Co. 3.500%, 02/01/25	450,000	448,121
4.500%, 02/01/45	245,000	241,111
5.150%, 11/15/43	140,000	149,418
CenterPoint Energy Houston Electric LLC 5.600%, 07/01/23	381,000	440,878
6.950%, 03/15/33	100,000	131,062
Cleveland Electric Illuminating Co. (The) 5.500%, 08/15/24 (a)	187,000	214,197
7.880%, 11/01/17	315,000	359,287
CMS Energy Corp. 3.875%, 03/01/24	138,000	140,314
Commonwealth Edison Co. 4.600%, 08/15/43	250,000	257,797
5.875%, 02/01/33	150,000	176,397
6.450%, 01/15/38	175,000	222,609
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	300,000	273,880
4.625%, 12/01/54	175,000	170,400
5.700%, 12/01/36	300,000	345,810
5.850%, 04/01/18	180,000	200,467
Consumers Energy Co. 3.125%, 08/31/24 (a)	300,000	297,950
3.950%, 05/15/43 (a)	200,000	190,770
5.650%, 04/15/20	350,000	402,260
Detroit Edison Co. 5.450%, 02/15/35	30,000	34,051
Dominion Resources, Inc. 3.625%, 12/01/24	260,000	257,815
4.450%, 03/15/21	411,000	440,693
4.700%, 12/01/44	365,000	356,823
5.250%, 08/01/33	400,000	420,658
DTE Electric Co. 3.375%, 03/01/25	250,000	253,091
5.700%, 10/01/37	250,000	297,233
DTE Energy Co. 3.300%, 06/15/22 (144A)	535,000	539,336
3.850%, 12/01/23	137,000	142,135
Duke Energy Carolinas LLC 4.300%, 06/15/20	538,000	589,021

Electric—(Continued)
Duke Energy Carolinas LLC 6.000%, 12/01/28	200,000	$243,604
6.000%, 01/15/38	60,000	73,402
Duke Energy Corp. 0.663%, 04/03/17 (c)	108,000	108,094
3.050%, 08/15/22	415,000	411,545
3.750%, 04/15/24	430,000	438,132
6.250%, 06/15/18	375,000	423,057
Duke Energy Progress, Inc. 4.150%, 12/01/44	305,000	294,756
6.125%, 09/15/33	500,000	584,864
EDP Finance B.V. 4.125%, 01/15/20 (144A)	335,000	338,251
Electricite de France S.A. 2.150%, 01/22/19 (144A) (a)	240,000	241,622
4.875%, 01/22/44 (144A)	165,000	172,120
Entergy Arkansas, Inc. 3.050%, 06/01/23	51,000	50,376
Entergy Corp. 4.000%, 07/15/22	270,000	272,076
Exelon Corp. 1.550%, 06/09/17	305,000	305,433
3.950%, 06/15/25	145,000	145,855
5.100%, 06/15/45	340,000	341,359
Exelon Generation Co. LLC 2.950%, 01/15/20	260,000	260,900
FirstEnergy Solutions Corp. 6.800%, 08/15/39	180,000	186,103
Florida Power & Light Co. 4.050%, 10/01/44	190,000	184,488
4.950%, 06/01/35	300,000	329,230
5.625%, 04/01/34	110,000	130,323
Hydro-Quebec 8.400%, 01/15/22	165,000	217,934
Indiana Michigan Power Co. 3.200%, 03/15/23	250,000	247,778
ITC Holdings Corp. 3.650%, 06/15/24	285,000	282,175
Jersey Central Power & Light Co. 6.150%, 06/01/37	100,000	114,856
Kansas City Power & Light Co. 3.150%, 03/15/23	100,000	98,108
6.375%, 03/01/18	150,000	167,961
7.150%, 04/01/19	250,000	294,894
Kansas Gas & Electric Co. 4.300%, 07/15/44 (144A) (a)	190,000	190,590
LG&E and KU Energy LLC 2.125%, 11/15/15	235,000	235,869
Louisville Gas & Electric Co. 5.125%, 11/15/40	125,000	138,137
Metropolitan Edison Co. 3.500%, 03/15/23 (144A)	220,000	216,614
4.000%, 04/15/25 (144A)	230,000	229,409
MidAmerican Energy Co. 3.700%, 09/15/23	300,000	311,909

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Mississippi Power Co. 4.250%, 03/15/42	120,000	$106,836
Nevada Power Co. 6.500%, 08/01/18	425,000	484,986
6.650%, 04/01/36	150,000	193,329
NextEra Energy Capital Holdings, Inc. 1.339%, 09/01/15	95,000	95,089
2.400%, 09/15/19	159,000	158,829
7.875%, 12/15/15	100,000	103,019
Niagara Mohawk Power Corp. 4.278%, 10/01/34 (144A)	264,000	263,456
Nisource Finance Corp. 4.800%, 02/15/44	455,000	463,940
5.450%, 09/15/20	1,075,000	1,210,581
6.250%, 12/15/40	75,000	89,220
6.800%, 01/15/19	227,000	261,673
Northern States Power Co. 2.150%, 08/15/22	500,000	479,131
NorthWestern Corp. 4.176%, 11/15/44	200,000	196,093
Oglethorpe Power Corp. 4.550%, 06/01/44	60,000	59,111
5.375%, 11/01/40	115,000	126,352
Oklahoma Gas & Electric Co. 4.550%, 03/15/44	170,000	175,596
Oncor Electric Delivery Co. LLC 2.150%, 06/01/19	240,000	238,070
2.950%, 04/01/25 (144A)	30,000	28,764
Pacific Gas & Electric Co. 2.450%, 08/15/22	91,000	86,236
3.250%, 06/15/23	300,000	298,096
3.400%, 08/15/24	595,000	594,456
4.300%, 03/15/45	195,000	187,294
4.750%, 02/15/44	140,000	144,333
5.800%, 03/01/37	255,000	294,990
6.050%, 03/01/34	250,000	300,553
PacifiCorp 2.950%, 02/01/22	570,000	569,944
5.500%, 01/15/19	65,000	72,849
5.900%, 08/15/34	15,000	17,846
6.100%, 08/01/36	116,000	142,837
6.250%, 10/15/37	260,000	324,693
7.700%, 11/15/31	40,000	56,127
Peco Energy Co. 2.375%, 09/15/22	250,000	238,524
5.350%, 03/01/18	530,000	582,193
PPL Capital Funding, Inc. 3.500%, 12/01/22	775,000	784,243
6.700%, 03/30/67 (c)	305,000	269,352
PPL Electric Utilities Corp. 2.500%, 09/01/22	86,000	83,268
4.750%, 07/15/43	42,000	44,309
Progress Energy, Inc. 7.000%, 10/30/31	325,000	409,768
PSEG Power LLC 4.150%, 09/15/21	110,000	115,362

Electric—(Continued)
PSEG Power LLC 4.300%, 11/15/23	74,000	76,449
5.320%, 09/15/16	45,000	47,120
5.500%, 12/01/15	428,000	436,084
Public Service Co. of Colorado 2.250%, 09/15/22	47,000	45,277
3.950%, 03/15/43	200,000	194,535
5.125%, 06/01/19	150,000	167,963
5.800%, 08/01/18	130,000	146,181
Public Service Co. of New Hampshire 3.500%, 11/01/23	55,000	56,475
6.000%, 05/01/18	410,000	456,953
Public Service Co. of Oklahoma 5.150%, 12/01/19	50,000	55,490
6.625%, 11/15/37	100,000	126,644
Public Service Electric & Gas Co. 3.650%, 09/01/42	56,000	50,006
Puget Sound Energy, Inc. 4.300%, 05/20/45	230,000	228,712
6.974%, 06/01/67 (c)	450,000	412,933
San Diego Gas & Electric Co. 5.350%, 05/15/35	100,000	114,308
6.000%, 06/01/26	100,000	124,181
Sierra Pacific Power Co. 6.750%, 07/01/37	150,000	197,161
South Carolina Electric & Gas Co. 4.500%, 06/01/64	19,000	17,290
Southern California Edison Co. 2.400%, 02/01/22	715,000	695,422
3.500%, 10/01/23	239,000	245,179
3.600%, 02/01/45	180,000	160,449
4.650%, 10/01/43	200,000	208,169
Southern Power Co. 4.875%, 07/15/15	319,000	319,341
5.150%, 09/15/41	235,000	242,070
5.250%, 07/15/43	140,000	148,454
Southwestern Electric Power Co. 3.900%, 04/01/45	510,000	443,980
TECO Finance, Inc. 6.572%, 11/01/17	150,000	166,858
Toledo Edison Co. (The) 6.150%, 05/15/37	250,000	287,093
7.250%, 05/01/20	15,000	17,821
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	300,000	298,003
Tri-State Generation & Transmission Association, Inc. 4.700%, 11/01/44 (144A)	150,000	151,097
Virginia Electric & Power Co. 1.200%, 01/15/18	33,000	32,890
3.450%, 02/15/24	122,000	123,582
Xcel Energy, Inc. 0.750%, 05/09/16	95,000	94,723
3.300%, 06/01/25 (a)	215,000	211,220
4.700%, 05/15/20	245,000	267,220

		35,532,472

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electrical Components & Equipment—0.0%
Emerson Electric Co. 5.250%, 10/15/18	375,000	$417,334
6.000%, 08/15/32	70,000	82,817

		500,151

Electronics—0.1%
Arrow Electronics, Inc. 3.000%, 03/01/18	26,000	26,411
7.500%, 01/15/27	661,000	780,098
Honeywell International, Inc. 5.300%, 03/15/17	105,000	112,621
Koninklijke Philips NV 3.750%, 03/15/22	100,000	101,348
6.875%, 03/11/38	100,000	120,283
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	176,000	175,708
4.150%, 02/01/24	458,000	466,679

		1,783,148

Engineering & Construction—0.0%
ABB Finance USA, Inc. 1.625%, 05/08/17	165,000	166,033
2.875%, 05/08/22	100,000	98,383

		264,416

Environmental Control—0.1%
Republic Services, Inc. 5.500%, 09/15/19	600,000	670,173
6.086%, 03/15/35	230,000	268,245
Waste Management, Inc. 2.900%, 09/15/22	354,000	347,970
3.900%, 03/01/35	42,000	38,510

		1,324,898

Food—0.5%
ConAgra Foods, Inc. 2.100%, 03/15/18	21,000	20,795
3.250%, 09/15/22	200,000	186,161
4.650%, 01/25/43	75,000	63,628
6.625%, 08/15/39	125,000	132,837
7.125%, 10/01/26	40,000	46,555
General Mills, Inc. 3.150%, 12/15/21	244,000	247,761
5.700%, 02/15/17	500,000	534,957
HJ Heinz Co. 3.950%, 07/15/25 (144A)	523,000	525,900
5.200%, 07/15/45 (144A)	429,000	439,648
J Sainsbury plc 1.250%, 11/21/19 (GBP)	800,000	1,351,275
J.M. Smucker Co. (The) 3.500%, 03/15/25 (144A)	280,000	274,313
Kellogg Co. 4.000%, 12/15/20	64,000	68,046
7.450%, 04/01/31	500,000	629,575

Food—(Continued)
Kraft Foods Group, Inc. 5.000%, 06/04/42	130,000	129,548
6.125%, 08/23/18	590,000	659,744
6.875%, 01/26/39	300,000	367,624
Kroger Co. (The) 0.804%, 10/17/16 (c)	700,000	700,292
2.300%, 01/15/19	70,000	70,262
3.850%, 08/01/23	235,000	241,049
6.400%, 08/15/17	100,000	110,099
7.700%, 06/01/29	110,000	145,790
8.000%, 09/15/29	400,000	544,822
Mondelez International, Inc. 4.000%, 02/01/24	445,000	460,897
Sysco Corp. 2.350%, 10/02/19	200,000	202,000
4.350%, 10/02/34	200,000	202,000
Tyson Foods, Inc. 2.650%, 08/15/19	96,000	96,634
4.875%, 08/15/34	250,000	251,560

		8,703,772

Forest Products & Paper—0.0%
International Paper Co. 3.800%, 01/15/26	565,000	553,580

Gas—0.3%
AGL Capital Corp. 5.875%, 03/15/41	147,000	173,711
6.000%, 10/01/34	250,000	294,576
6.375%, 07/15/16	450,000	474,167
Atmos Energy Corp. 6.350%, 06/15/17	355,000	389,561
8.500%, 03/15/19	350,000	425,146
CenterPoint Energy Resources Corp. 5.850%, 01/15/41	246,000	279,357
Dominion Gas Holdings LLC 2.500%, 12/15/19	160,000	161,741
3.600%, 12/15/24	60,000	59,754
4.800%, 11/01/43	765,000	755,216
Sempra Energy 2.400%, 03/15/20	120,000	119,067
2.875%, 10/01/22	580,000	562,356
3.550%, 06/15/24	95,000	94,916
6.500%, 06/01/16	350,000	366,683
9.800%, 02/15/19	200,000	251,195

		4,407,446

Healthcare-Products—0.4%
Baxter International, Inc. 1.850%, 06/15/18	57,000	56,812
2.400%, 08/15/22	112,000	106,126
4.500%, 08/15/19	125,000	136,281
5.900%, 09/01/16	300,000	317,417
6.250%, 12/01/37	115,000	142,588

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Becton Dickinson & Co. 2.675%, 12/15/19	386,000	$386,292
3.734%, 12/15/24	165,000	164,445
4.685%, 12/15/44	300,000	290,292
Covidien International Finance S.A. 6.000%, 10/15/17	200,000	220,407
CR Bard, Inc. 1.375%, 01/15/18	250,000	248,270
Life Technologies Corp. 3.500%, 01/15/16 (a)	300,000	303,736
Medtronic, Inc. 3.150%, 03/15/22 (144A)	2,225,000	2,234,968
3.500%, 03/15/25 (144A)	335,000	333,857
4.375%, 03/15/35 (144A)	375,000	372,122
4.625%, 03/15/45 (144A)	515,000	521,360
Zimmer Biomet Holdings, Inc. 2.000%, 04/01/18	525,000	525,188

		6,360,161

Healthcare-Services—0.4%
Aetna, Inc. 3.500%, 11/15/24	250,000	245,069
3.950%, 09/01/20	416,000	441,029
4.125%, 06/01/21	500,000	535,793
Anthem, Inc. 2.300%, 07/15/18	510,000	513,034
3.125%, 05/15/22	100,000	97,184
3.300%, 01/15/23	35,000	33,638
5.100%, 01/15/44	460,000	449,621
5.950%, 12/15/34	700,000	750,051
Cigna Corp. 4.000%, 02/15/22	240,000	247,321
5.125%, 06/15/20	330,000	370,022
Howard Hughes Medical Institute 3.500%, 09/01/23	200,000	205,989
Kaiser Foundation Hospitals 3.500%, 04/01/22	765,000	774,541
Laboratory Corp. of America Holdings 3.200%, 02/01/22	215,000	211,967
Roche Holdings, Inc. 2.250%, 09/30/19 (144A)	300,000	302,056
UnitedHealth Group, Inc. 2.750%, 02/15/23	46,000	44,005
2.875%, 12/15/21	400,000	399,956
2.875%, 03/15/23	300,000	288,789
3.950%, 10/15/42	250,000	226,197
4.700%, 02/15/21	64,000	70,581
5.375%, 03/15/16	77,000	79,518
5.800%, 03/15/36	225,000	261,653
6.625%, 11/15/37	175,000	224,348

		6,772,362

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd. 2.000%, 11/08/17 (144A)	200,000	201,030

Holding Companies-Diversified—(Continued)
MUFG Americas Holdings Corp. 2.250%, 02/10/20	190,000	187,732
3.000%, 02/10/25	145,000	136,061

		524,823

Home Furnishings—0.0%
Samsung Electronics America, Inc. 1.750%, 04/10/17 (144A)	245,000	246,573

Household Products/Wares—0.0%
Kimberly-Clark Corp. 5.300%, 03/01/41	225,000	255,812
6.125%, 08/01/17	98,000	107,803

		363,615

Insurance—0.9%
ACE INA Holdings, Inc. 2.700%, 03/13/23	200,000	194,408
5.800%, 03/15/18 (a)	401,000	446,194
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	1,335,000	1,711,167
Allstate Corp. (The) 3.150%, 06/15/23	173,000	173,222
American International Group, Inc. 3.875%, 01/15/35	75,000	67,742
4.500%, 07/16/44	330,000	313,911
6.400%, 12/15/20	670,000	796,526
Aon Corp. 3.125%, 05/27/16	100,000	101,996
3.500%, 09/30/15	155,000	155,918
5.000%, 09/30/20	200,000	220,650
Berkshire Hathaway Finance Corp. 1.300%, 05/15/18	129,000	129,014
3.000%, 05/15/22	400,000	404,512
4.300%, 05/15/43	125,000	120,981
Berkshire Hathaway, Inc. 4.500%, 02/11/43	210,000	210,541
CNA Financial Corp. 7.250%, 11/15/23	153,000	184,620
7.350%, 11/15/19	245,000	289,593
Five Corners Funding Trust 4.419%, 11/15/23 (144A)	120,000	123,955
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	220,000	240,077
6.500%, 03/15/35 (144A)	300,000	350,810
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	500,000	624,882
Lincoln National Corp. 6.250%, 02/15/20	375,000	433,897
Markel Corp. 3.625%, 03/30/23	275,000	271,038
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	401,000	601,033
Nationwide Mutual Insurance Co. 7.875%, 04/01/33 (144A)	200,000	259,173

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Nationwide Mutual Insurance Co. 8.250%, 12/01/31 (144A)	135,000	$180,830
9.375%, 08/15/39 (144A)	138,000	206,548
New York Life Global Funding 2.150%, 06/18/19 (144A)	365,000	365,939
2.450%, 07/14/16 (144A)	150,000	152,852
New York Life Insurance Co. 5.875%, 05/15/33 (144A)	400,000	471,967
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A)	200,000	298,671
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	617,000	613,771
2.200%, 05/16/19 (144A)	280,000	279,876
Principal Financial Group, Inc. 6.050%, 10/15/36	100,000	116,196
Principal Life Global Funding II 0.655%, 05/27/16 (144A) (c)	500,000	501,021
Prudential Financial, Inc. 3.500%, 05/15/24	320,000	316,349
5.200%, 03/15/44 (c)	445,000	440,773
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	800,000	1,065,174
Reliance Standard Life Global Funding II 2.375%, 05/04/20 (144A)	475,000	470,346
Swiss Re Capital I L.P. 6.854%, 05/25/16 (144A) (c)	100,000	102,800
Swiss Re Treasury U.S. Corp. 4.250%, 12/06/42 (144A)	120,000	115,785
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	136,000	138,688
Travelers Cos., Inc. (The) 3.900%, 11/01/20	25,000	26,880
6.750%, 06/20/36	175,000	233,358
Travelers Property Casualty Corp. 6.375%, 03/15/33	100,000	126,871
Voya Financial, Inc. 2.900%, 02/15/18	565,000	579,801

		15,230,356

Internet—0.1%
Amazon.com, Inc. 2.600%, 12/05/19	267,000	268,673
4.800%, 12/05/34	189,000	187,732
4.950%, 12/05/44	90,000	87,705
eBay, Inc. 2.600%, 07/15/22	545,000	506,236
2.875%, 08/01/21 (a)	100,000	98,699

		1,149,045

Iron/Steel—0.1%
Glencore Funding LLC 4.000%, 04/16/25 (144A)	155,000	144,182
4.625%, 04/29/24 (144A)	255,000	252,731

Iron/Steel—(Continued)
Nucor Corp. 4.000%, 08/01/23	90,000	91,322
5.200%, 08/01/43	198,000	202,583
5.850%, 06/01/18	550,000	612,863
Vale S.A. 5.625%, 09/11/42 (a)	270,000	227,386

		1,531,067

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 1.700%, 06/16/18	760,000	761,828
7.050%, 10/01/18	155,000	180,966
Caterpillar, Inc. 5.300%, 09/15/35	400,000	447,905
7.300%, 05/01/31	584,000	756,814

		2,147,513

Machinery-Diversified—0.1%
Deere & Co. 5.375%, 10/16/29	1,175,000	1,379,397
8.100%, 05/15/30	61,000	88,233
John Deere Capital Corp. 1.200%, 10/10/17	59,000	58,921
1.700%, 01/15/20	43,000	42,103
2.250%, 04/17/19	75,000	75,674
2.800%, 03/04/21	210,000	212,730
2.800%, 01/27/23	122,000	120,063

		1,977,121

Media—1.1%
21st Century Fox America, Inc. 4.750%, 09/15/44	50,000	48,889
5.400%, 10/01/43	340,000	362,927
6.650%, 11/15/37	110,000	133,862
7.125%, 04/08/28	220,000	271,185
7.250%, 05/18/18	265,000	305,536
7.280%, 06/30/28	400,000	491,894
7.300%, 04/30/28	218,000	270,154
7.625%, 11/30/28	100,000	129,398
CBS Corp. 2.300%, 08/15/19	500,000	494,153
3.700%, 08/15/24	265,000	258,944
Comcast Corp. 3.375%, 08/15/25	170,000	167,757
4.250%, 01/15/33	303,000	295,913
4.500%, 01/15/43	135,000	132,008
4.600%, 08/15/45	330,000	327,167
4.750%, 03/01/44	450,000	456,815
5.875%, 02/15/18	100,000	110,969
6.500%, 11/15/35	185,000	230,183
7.050%, 03/15/33	187,000	239,817
COX Communications, Inc. 6.450%, 12/01/36 (144A)	500,000	528,537

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17	120,000	$121,585
3.500%, 03/01/16	80,000	81,246
3.800%, 03/15/22	541,000	544,112
3.950%, 01/15/25	51,000	50,001
4.450%, 04/01/24	655,000	670,268
4.600%, 02/15/21	100,000	106,535
5.000%, 03/01/21	625,000	676,788
5.150%, 03/15/42	255,000	239,905
Discovery Communications LLC 4.375%, 06/15/21	150,000	157,795
4.875%, 04/01/43	60,000	54,427
5.050%, 06/01/20	375,000	410,663
Grupo Televisa S.A.B. 8.500%, 03/11/32	100,000	131,603
Historic TW, Inc. 6.875%, 06/15/18	100,000	114,044
NBCUniversal Media LLC 2.875%, 01/15/23	450,000	437,010
4.450%, 01/15/43	400,000	384,438
5.950%, 04/01/41	300,000	351,464
Sky plc 3.750%, 09/16/24 (144A)	310,000	302,639
TCI Communications, Inc. 7.875%, 02/15/26	996,000	1,343,270
Thomson Reuters Corp. 3.950%, 09/30/21	500,000	523,695
Time Warner Cable, Inc. 4.125%, 02/15/21	180,000	185,840
5.000%, 02/01/20	585,000	631,574
5.500%, 09/01/41	570,000	531,620
Time Warner Cos., Inc. 7.570%, 02/01/24	50,000	61,689
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	265,000	329,427
8.375%, 07/15/33	450,000	552,339
Time Warner, Inc. 3.600%, 07/15/25	485,000	471,750
4.050%, 12/15/23	286,000	293,270
4.650%, 06/01/44	275,000	261,428
4.750%, 03/29/21	500,000	540,505
5.350%, 12/15/43	90,000	92,215
6.200%, 03/15/40	205,000	232,889
6.500%, 11/15/36	385,000	452,189
7.625%, 04/15/31	350,000	455,117
Viacom, Inc. 3.250%, 03/15/23	44,000	41,814
4.375%, 03/15/43	444,000	359,708
6.125%, 10/05/17	400,000	436,390
6.875%, 04/30/36	375,000	417,328
Walt Disney Co. (The) 3.750%, 06/01/21	673,000	719,609
7.000%, 03/01/32	150,000	204,908

		19,229,205

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 2.500%, 01/15/23	300,000	287,581
4.200%, 06/15/35	60,000	59,810

		347,391

Mining—0.4%
Barrick Gold Corp. 3.850%, 04/01/22	100,000	96,924
5.250%, 04/01/42	140,000	125,348
BHP Billiton Finance USA, Ltd. 2.050%, 09/30/18	137,000	138,984
2.875%, 02/24/22	400,000	392,008
3.250%, 11/21/21	500,000	507,872
5.000%, 09/30/43	255,000	264,699
5.400%, 03/29/17	450,000	483,934
Freeport-McMoRan Corp. 9.500%, 06/01/31	500,000	608,962
Freeport-McMoRan, Inc. 3.875%, 03/15/23	250,000	227,107
4.550%, 11/14/24	1,552,000	1,446,110
5.450%, 03/15/43	24,000	20,036
Rio Tinto Finance USA plc 1.375%, 06/17/16	250,000	250,827
2.000%, 03/22/17	500,000	505,791
2.875%, 08/21/22 (a)	585,000	566,366
Rio Tinto Finance USA, Ltd. 3.750%, 06/15/25	350,000	345,093
7.125%, 07/15/28	280,000	354,664
Teck Resources, Ltd. 3.750%, 02/01/23 (a)	303,000	260,639
6.250%, 07/15/41	590,000	474,791
Xstrata Finance Canada, Ltd. 4.250%, 10/25/22 (144A)	14,000	13,756
5.550%, 10/25/42 (144A)	135,000	127,336

		7,211,247

Miscellaneous Manufacturing—0.3%
Eaton Corp. 5.800%, 03/15/37	375,000	421,179
7.650%, 11/15/29	100,000	133,404
General Electric Co. 2.700%, 10/09/22	148,000	144,680
3.375%, 03/11/24	218,000	221,337
4.125%, 10/09/42	380,000	365,618
4.500%, 03/11/44	850,000	863,252
Honeywell, Inc. 6.625%, 06/15/28	250,000	325,515
Illinois Tool Works, Inc. 3.900%, 09/01/42	200,000	186,536
6.250%, 04/01/19	172,000	197,253
Ingersoll-Rand Co. 6.443%, 11/15/27	300,000	359,151
Ingersoll-Rand Global Holding Co., Ltd. 4.250%, 06/15/23	135,000	139,958
6.875%, 08/15/18	272,000	309,239

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
Parker-Hannifin Corp. 3.300%, 11/21/24	114,000	$114,392
6.550%, 07/15/18	500,000	569,872
Siemens Financieringsmaatschappij NV 2.900%, 05/27/22 (144A)	400,000	394,780
5.750%, 10/17/16 (144A)	230,000	243,938
Textron, Inc. 3.875%, 03/01/25	105,000	103,363
Tyco International Finance S.A. 8.500%, 01/15/19	142,000	169,738

		5,263,205

Office/Business Equipment—0.0%
Xerox Corp. 4.800%, 03/01/35	185,000	175,001
6.750%, 02/01/17	100,000	107,719

		282,720

Oil & Gas—1.8%
Alberta Energy Co., Ltd. 7.375%, 11/01/31	500,000	583,854
Anadarko Petroleum Corp. 4.500%, 07/15/44	325,000	298,691
5.950%, 09/15/16	280,000	295,376
6.375%, 09/15/17	240,000	263,377
Apache Corp. 3.250%, 04/15/22	750,000	737,575
4.750%, 04/15/43	100,000	92,542
5.100%, 09/01/40	300,000	289,940
6.000%, 01/15/37	150,000	161,802
BP Capital Markets plc 1.375%, 11/06/17	40,000	39,973
2.237%, 05/10/19	333,000	335,513
2.241%, 09/26/18	650,000	659,418
2.750%, 05/10/23	335,000	320,411
3.062%, 03/17/22	285,000	284,257
3.245%, 05/06/22	340,000	340,865
3.561%, 11/01/21	600,000	622,683
4.742%, 03/11/21	500,000	551,731
Burlington Resources Finance Co. 7.400%, 12/01/31	300,000	398,648
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	188,000	186,729
3.800%, 04/15/24	111,000	109,758
5.850%, 02/01/35	405,000	428,177
7.200%, 01/15/32	200,000	238,453
Canadian Oil Sands, Ltd. 6.000%, 04/01/42 (144A)	64,000	57,553
Cenovus Energy, Inc. 3.000%, 08/15/22	50,000	47,284
3.800%, 09/15/23	500,000	494,033
5.700%, 10/15/19	325,000	363,034
Chevron Corp. 1.365%, 03/02/18	250,000	249,895
2.355%, 12/05/22	330,000	315,804
3.191%, 06/24/23	900,000	904,278

Oil & Gas—(Continued)
CNOOC Nexen Finance 2014 ULC 4.250%, 04/30/24	208,000	212,420
ConocoPhillips 6.000%, 01/15/20	325,000	376,398
ConocoPhillips Holding Co. 6.950%, 04/15/29	225,000	287,793
Devon Energy Corp. 3.250%, 05/15/22 (a)	725,000	716,564
5.000%, 06/15/45	70,000	69,105
7.950%, 04/15/32	235,000	305,365
Devon Financing Corp. LLC 7.875%, 09/30/31	250,000	322,250
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	228,000	180,702
Ecopetrol S.A. 5.875%, 05/28/45	300,000	264,750
Encana Corp. 5.150%, 11/15/41	225,000	207,535
Ensco plc 4.700%, 03/15/21	603,000	614,216
5.200%, 03/15/25 (a)	105,000	103,957
EOG Resources, Inc. 2.625%, 03/15/23	73,000	70,101
5.875%, 09/15/17	50,000	54,889
6.875%, 10/01/18	120,000	139,511
Exxon Mobil Corp. 3.567%, 03/06/45	149,000	134,879
Hess Corp. 7.875%, 10/01/29	175,000	220,404
Kerr-McGee Corp. 7.875%, 09/15/31	1,000,000	1,280,834
Marathon Oil Corp. 5.900%, 03/15/18	565,000	620,478
6.000%, 10/01/17	400,000	437,248
6.800%, 03/15/32	727,000	855,806
Marathon Petroleum Corp. 3.625%, 09/15/24	241,000	236,616
Nabors Industries, Inc. 2.350%, 09/15/16	200,000	200,584
5.000%, 09/15/20	225,000	234,250
Nexen Energy ULC 5.875%, 03/10/35	270,000	298,327
Noble Energy, Inc. 3.900%, 11/15/24 (a)	122,000	120,287
5.050%, 11/15/44	107,000	102,520
5.250%, 11/15/43	390,000	379,961
6.000%, 03/01/41	215,000	227,610
Noble Holding International, Ltd. 4.000%, 03/16/18	73,000	74,738
5.250%, 03/15/42	250,000	188,399
6.050%, 03/01/41 (a)	300,000	248,582
6.950%, 04/01/45	218,000	200,778
Occidental Petroleum Corp. 1.750%, 02/15/17	500,000	504,528
3.500%, 06/15/25	193,000	192,334
4.625%, 06/15/45	79,000	78,512
8.450%, 02/15/29	135,000	186,602

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Petro-Canada 5.350%, 07/15/33	165,000	$175,793
Petrobras Global Finance B.V. 2.643%, 03/17/17 (c)	525,000	515,655
4.375%, 05/20/23	84,000	73,182
Petroleos Mexicanos 4.875%, 01/18/24	250,000	256,250
5.500%, 06/27/44 (144A)	66,000	60,720
Phillips 66 4.875%, 11/15/44	405,000	386,829
Shell International Finance B.V. 2.125%, 05/11/20	210,000	209,549
2.375%, 08/21/22	440,000	425,317
3.400%, 08/12/23	350,000	359,196
3.625%, 08/21/42	25,000	21,864
4.550%, 08/12/43	350,000	357,642
5.200%, 03/22/17	500,000	535,280
5.500%, 03/25/40	86,000	97,858
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	582,000	609,921
Statoil ASA 1.200%, 01/17/18	25,000	24,903
5.100%, 08/17/40	100,000	107,811
7.250%, 09/23/27	205,000	272,832
Suncor Energy, Inc. 3.600%, 12/01/24	137,000	136,332
5.950%, 12/01/34	100,000	113,678
6.100%, 06/01/18	805,000	897,709
7.150%, 02/01/32	100,000	127,935
Talisman Energy, Inc. 5.850%, 02/01/37	276,000	262,898
7.750%, 06/01/19	350,000	401,376
Tosco Corp. 8.125%, 02/15/30	526,000	731,176
Total Capital Canada, Ltd. 2.750%, 07/15/23	1,229,000	1,186,613
Total Capital International S.A. 2.700%, 01/25/23	555,000	538,999
2.875%, 02/17/22	70,000	69,930
Transocean, Inc. 6.500%, 11/15/20 (a)	365,000	338,081
6.875%, 12/15/21 (a)	280,000	252,000
7.500%, 04/15/31	55,000	44,000

		30,212,816

Oil & Gas Services—0.2%
Baker Hughes, Inc. 6.875%, 01/15/29	153,000	191,799
Cameron International Corp. 6.375%, 07/15/18	80,000	88,997
Halliburton Co. 3.500%, 08/01/23	714,000	721,250
6.700%, 09/15/38	350,000	435,945
National Oilwell Varco, Inc. 1.350%, 12/01/17	29,000	28,687
2.600%, 12/01/22	200,000	190,849

Oil & Gas Services—(Continued)
Schlumberger Investment S.A. 3.650%, 12/01/23	358,000	369,964
Weatherford International LLC 6.800%, 06/15/37	100,000	93,497
Weatherford International, Ltd. 5.125%, 09/15/20	100,000	101,901
6.000%, 03/15/18	200,000	212,906
6.500%, 08/01/36	560,000	509,162
6.750%, 09/15/40	100,000	92,467

		3,037,424

Pharmaceuticals—1.4%
Abbott Laboratories 5.125%, 04/01/19	158,000	175,687
AbbVie, Inc. 1.200%, 11/06/15	180,000	180,164
1.750%, 11/06/17	874,000	876,291
2.900%, 11/06/22	725,000	702,018
3.200%, 11/06/22	359,000	355,483
3.600%, 05/14/25	805,000	795,658
4.500%, 05/14/35	925,000	904,930
Actavis Funding SCS 2.350%, 03/12/18	750,000	753,959
3.000%, 03/12/20	345,000	345,782
3.450%, 03/15/22	610,000	604,222
3.800%, 03/15/25	493,000	484,285
4.550%, 03/15/35	760,000	722,587
4.850%, 06/15/44	190,000	183,311
Actavis, Inc. 1.875%, 10/01/17	545,000	545,652
Allergan, Inc. 5.750%, 04/01/16	80,000	82,891
AstraZeneca plc 5.900%, 09/15/17	200,000	219,698
6.450%, 09/15/37	360,000	458,253
Baxalta, Inc. 3.600%, 06/23/22 (144A)	329,000	328,797
4.000%, 06/23/25 (144A)	450,000	446,653
5.250%, 06/23/45 (144A)	125,000	125,682
Bayer U.S. Finance LLC 1.500%, 10/06/17 (144A)	285,000	286,228
2.375%, 10/08/19 (144A)	265,000	265,940
Bristol-Myers Squibb Co. 6.875%, 08/01/97	100,000	132,140
Cardinal Health, Inc. 2.400%, 11/15/19	128,000	126,967
3.200%, 06/15/22	155,000	152,704
3.750%, 09/15/25	169,000	168,135
4.900%, 09/15/45	205,000	204,261
Eli Lilly & Co. 2.750%, 06/01/25	540,000	521,672
Express Scripts Holding Co. 2.250%, 06/15/19	295,000	292,611
2.650%, 02/15/17	229,000	233,102
3.125%, 05/15/16	95,000	96,561

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Express Scripts Holding Co. 3.500%, 06/15/24	449,000	$439,146
3.900%, 02/15/22	145,000	148,896
6.125%, 11/15/41	350,000	406,536
7.250%, 06/15/19	135,000	159,238
Forest Laboratories, Inc. 4.875%, 02/15/21 (144A)	220,000	238,528
5.000%, 12/15/21 (144A)	225,000	244,155
GlaxoSmithKline Capital plc 2.850%, 05/08/22	1,120,000	1,110,190
GlaxoSmithKline Capital, Inc. 2.800%, 03/18/23	143,000	140,160
4.200%, 03/18/43 (a)	200,000	194,765
5.375%, 04/15/34	300,000	341,932
Hospira, Inc. 6.050%, 03/30/17	150,000	161,394
Johnson & Johnson 6.950%, 09/01/29	700,000	979,567
McKesson Corp. 2.700%, 12/15/22	359,000	344,393
2.850%, 03/15/23	420,000	401,130
3.796%, 03/15/24	750,000	758,624
4.883%, 03/15/44	10,000	9,938
Mead Johnson Nutrition Co. 4.900%, 11/01/19	135,000	146,587
5.900%, 11/01/39	300,000	337,913
Medco Health Solutions, Inc. 4.125%, 09/15/20	450,000	478,026
Merck & Co., Inc. 2.400%, 09/15/22	62,000	59,661
2.750%, 02/10/25	629,000	603,170
3.700%, 02/10/45	175,000	156,339
6.550%, 09/15/37	150,000	195,996
Mylan, Inc. 1.800%, 06/24/16	230,000	230,115
2.600%, 06/24/18	50,000	50,362
Novartis Capital Corp. 2.400%, 09/21/22	300,000	291,608
3.400%, 05/06/24	527,000	534,776
Novartis Securities Investment, Ltd. 5.125%, 02/10/19	200,000	222,477
Perrigo Finance plc 3.500%, 12/15/21	200,000	200,388
3.900%, 12/15/24	200,000	197,484
Pfizer, Inc. 0.586%, 06/15/18 (c)	300,000	300,701
4.300%, 06/15/43	140,000	136,802
Sanofi 1.250%, 04/10/18	419,000	417,460
Teva Pharmaceutical Finance Co. B.V. 2.950%, 12/18/22	77,000	74,383
3.650%, 11/10/21	254,000	258,875
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	240,000	235,759
Wyeth LLC 5.500%, 02/15/16	100,000	103,054
6.500%, 02/01/34	806,000	1,015,841

Pharmaceuticals—(Continued)
Zoetis, Inc. 1.875%, 02/01/18	52,000	51,856
3.250%, 02/01/23	460,000	445,651
4.700%, 02/01/43	43,000	40,997

		24,637,197

Pipelines—1.1%
Boardwalk Pipelines L.P. 5.750%, 09/15/19	290,000	306,397
Columbia Pipeline Group, Inc. 2.450%, 06/01/18 (144A)	75,000	75,579
3.300%, 06/01/20 (144A)	55,000	55,215
4.500%, 06/01/25 (144A)	115,000	113,131
DCP Midstream Operating L.P. 2.700%, 04/01/19	145,000	136,603
3.875%, 03/15/23	10,000	9,239
Enable Midstream Partners L.P. 3.900%, 05/15/24 (144A)	260,000	240,927
Energy Transfer Partners L.P. 2.500%, 06/15/18	576,000	576,878
3.600%, 02/01/23	718,000	679,946
4.050%, 03/15/25	270,000	254,607
4.750%, 01/15/26	754,000	746,179
7.500%, 07/01/38	275,000	314,298
EnLink Midstream Partners L.P. 2.700%, 04/01/19	281,000	277,428
Enterprise Products Operating LLC 3.700%, 02/15/26	53,000	51,318
3.750%, 02/15/25	567,000	555,701
3.900%, 02/15/24	252,000	253,047
4.050%, 02/15/22	75,000	77,473
4.900%, 05/15/46	350,000	329,652
4.950%, 10/15/54	33,000	30,721
5.200%, 09/01/20	510,000	567,643
5.250%, 01/31/20	500,000	555,325
6.125%, 10/15/39	400,000	438,736
6.875%, 03/01/33	162,000	198,120
8.375%, 08/01/66 (c)	165,000	172,838
Kinder Morgan Energy Partners L.P. 3.500%, 03/01/21	225,000	221,850
3.500%, 09/01/23	270,000	251,706
3.950%, 09/01/22	340,000	332,489
5.000%, 08/15/42	240,000	208,806
5.400%, 09/01/44	385,000	349,740
Kinder Morgan, Inc. 5.550%, 06/01/45	141,000	130,324
Magellan Midstream Partners L.P. 6.550%, 07/15/19	695,000	798,133
MPLX L.P. 4.000%, 02/15/25	95,000	92,689
ONEOK Partners L.P. 3.250%, 02/01/16	115,000	116,085
3.800%, 03/15/20	430,000	439,089
4.900%, 03/15/25	315,000	311,596
6.125%, 02/01/41	475,000	463,103
6.650%, 10/01/36	275,000	287,689

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Plains All American Pipeline L.P. / PAA Finance Corp. 3.650%, 06/01/22	350,000	$352,297
4.700%, 06/15/44	250,000	228,490
5.750%, 01/15/20	610,000	684,318
6.650%, 01/15/37	425,000	486,016
Spectra Energy Capital LLC 3.300%, 03/15/23	237,000	217,343
6.750%, 07/15/18	185,000	206,829
6.750%, 02/15/32	705,000	749,827
7.500%, 09/15/38	85,000	96,506
Spectra Energy Partners L.P. 2.950%, 09/25/18	140,000	143,181
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	91,000	88,364
4.950%, 01/15/43	295,000	258,405
5.300%, 04/01/44	170,000	154,783
5.350%, 05/15/45	560,000	511,231
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	46,000	43,052
6.000%, 09/15/17 (144A)	150,000	163,872
Texas Gas Transmission LLC 4.500%, 02/01/21 (144A)	210,000	212,765
TransCanada PipeLines, Ltd. 3.750%, 10/16/23	345,000	349,503
5.850%, 03/15/36	176,000	194,090
7.125%, 01/15/19	142,000	164,931
7.250%, 08/15/38	300,000	381,016
Transcanada Trust 5.625%, 05/20/75 (c)	215,000	216,881
Western Gas Partners L.P. 3.950%, 06/01/25	287,000	276,012
4.000%, 07/01/22	155,000	155,537
5.375%, 06/01/21	149,000	160,831
Williams Partners L.P. 3.600%, 03/15/22	285,000	276,720
4.900%, 01/15/45	235,000	201,639
5.100%, 09/15/45	205,000	181,111
5.400%, 03/04/44	140,000	127,965

		18,303,815

Real Estate Investment Trusts—0.5%
American Tower Corp. 3.450%, 09/15/21	330,000	328,409
4.000%, 06/01/25	285,000	278,558
4.500%, 01/15/18	220,000	232,801
5.000%, 02/15/24 (a)	474,000	501,085
AvalonBay Communities, Inc. 3.625%, 10/01/20	135,000	140,652
Boston Properties L.P. 3.800%, 02/01/24	227,000	229,728
3.850%, 02/01/23	510,000	522,224
5.875%, 10/15/19	100,000	113,535
DDR Corp. 3.500%, 01/15/21	320,000	324,516

Real Estate Investment Trusts—(Continued)
Duke Realty L.P. 3.875%, 02/15/21	265,000	275,059
ERP Operating L.P. 4.625%, 12/15/21	100,000	109,088
4.750%, 07/15/20	190,000	209,309
5.750%, 06/15/17	300,000	324,404
HCP, Inc. 2.625%, 02/01/20	100,000	98,991
3.150%, 08/01/22	120,000	115,552
3.875%, 08/15/24	157,000	153,207
4.200%, 03/01/24	125,000	125,250
5.375%, 02/01/21	100,000	110,323
5.625%, 05/01/17	345,000	368,734
Health Care REIT, Inc. 3.750%, 03/15/23	110,000	108,897
4.000%, 06/01/25	310,000	305,959
Kimco Realty Corp. 3.125%, 06/01/23	175,000	167,558
3.200%, 05/01/21	310,000	311,864
Liberty Property L.P. 3.375%, 06/15/23	75,000	72,449
4.400%, 02/15/24	155,000	160,080
ProLogis L.P. 4.250%, 08/15/23	333,000	341,699
Realty Income Corp. 3.875%, 07/15/24	200,000	201,540
4.125%, 10/15/26	250,000	251,617
Simon Property Group L.P. 4.375%, 03/01/21	420,000	455,014
10.350%, 04/01/19	340,000	431,889
UDR, Inc. 3.700%, 10/01/20	140,000	145,222
Ventas Realty L.P. 4.375%, 02/01/45	45,000	40,054
Ventas Realty L.P. / Ventas Capital Corp. 4.250%, 03/01/22	405,000	419,337
4.750%, 06/01/21	300,000	325,069
Weingarten Realty Investors 3.850%, 06/01/25	135,000	132,360
4.450%, 01/15/24	75,000	77,727

		8,509,760

Retail—0.9%
Advance Auto Parts, Inc. 4.500%, 12/01/23	115,000	118,713
AutoZone, Inc. 3.250%, 04/15/25	290,000	280,030
Bed Bath & Beyond, Inc. 4.915%, 08/01/34	138,000	134,685
CVS Health Corp. 2.250%, 12/05/18	500,000	506,173
2.750%, 12/01/22	380,000	366,330
4.000%, 12/05/23	190,000	196,268
5.750%, 06/01/17	80,000	86,456

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	91,389	$95,865
5.880%, 01/10/28	508,055	576,130
Gap, Inc. (The) 5.950%, 04/12/21	200,000	225,858
Home Depot, Inc. (The) 2.250%, 09/10/18	496,000	507,570
2.625%, 06/01/22	115,000	113,104
3.750%, 02/15/24	320,000	333,023
4.250%, 04/01/46	445,000	432,109
5.400%, 09/15/40	200,000	227,822
5.875%, 12/16/36	100,000	120,362
Lowe’s Cos., Inc. 5.500%, 10/15/35	275,000	311,957
5.800%, 10/15/36	150,000	176,203
6.500%, 03/15/29	125,000	157,215
6.875%, 02/15/28	450,000	583,811
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	170,000	153,140
6.700%, 09/15/28	435,000	518,281
6.900%, 04/01/29	113,000	138,179
6.900%, 01/15/32	180,000	222,470
7.000%, 02/15/28	150,000	186,079
McDonald’s Corp. 4.600%, 05/26/45	250,000	243,902
4.875%, 07/15/40	340,000	340,562
6.300%, 10/15/37	325,000	384,349
Nordstrom, Inc. 6.950%, 03/15/28	170,000	216,167
Starbucks Corp. 2.700%, 06/15/22	124,000	123,648
Target Corp. 3.500%, 07/01/24	843,000	860,530
6.350%, 11/01/32	250,000	309,212
6.650%, 08/01/28 (a)	182,000	222,566
6.750%, 01/01/28	66,000	82,952
Wal-Mart Stores, Inc. 3.300%, 04/22/24	150,000	151,769
4.000%, 04/11/43	475,000	453,236
4.125%, 02/01/19	250,000	270,365
4.250%, 04/15/21	550,000	603,586
4.300%, 04/22/44	575,000	576,524
5.250%, 09/01/35	775,000	879,922
5.875%, 04/05/27	90,000	110,864
6.750%, 10/15/23	111,000	139,669
Walgreens Boots Alliance, Inc. 3.100%, 09/15/22	94,000	91,295
3.300%, 11/18/21	75,000	74,480
3.800%, 11/18/24	1,263,000	1,236,954
4.500%, 11/18/34	292,000	274,578
4.800%, 11/18/44	175,000	164,674

		14,579,637

Savings & Loans—0.1%
Nationwide Building Society 2.350%, 01/21/20 (144A)	930,000	926,744

Semiconductors—0.1%
Intel Corp. 3.300%, 10/01/21	475,000	495,779
4.800%, 10/01/41	182,000	182,572
National Semiconductor Corp. 6.600%, 06/15/17	170,000	187,729
Texas Instruments, Inc. 1.650%, 08/03/19	110,000	108,449

		974,529

Software—0.4%
Intuit, Inc. 5.750%, 03/15/17	431,000	461,149
Microsoft Corp. 2.375%, 02/12/22	230,000	225,883
2.700%, 02/12/25	600,000	578,184
3.500%, 02/12/35	68,000	62,165
3.500%, 11/15/42	190,000	164,349
3.750%, 02/12/45	540,000	486,886
4.500%, 10/01/40	500,000	509,586
5.200%, 06/01/39	500,000	560,084
Oracle Corp. 2.375%, 01/15/19	165,000	167,453
2.500%, 05/15/22	305,000	296,157
2.500%, 10/15/22	1,709,000	1,646,804
2.800%, 07/08/21	225,000	227,740
2.950%, 05/15/25	450,000	433,089
3.400%, 07/08/24	115,000	115,293
3.625%, 07/15/23	161,000	165,561
4.500%, 07/08/44	430,000	426,322
5.000%, 07/08/19	200,000	222,198
6.125%, 07/08/39	70,000	84,569

		6,833,472

Telecommunications—1.7%
Alltel Corp. 6.800%, 05/01/29	280,000	335,881
America Movil S.A.B. de C.V. 1.288%, 09/12/16 (c)	500,000	501,076
4.375%, 07/16/42	200,000	185,732
5.000%, 03/30/20	100,000	110,695
5.625%, 11/15/17	125,000	136,863
6.375%, 03/01/35	600,000	699,420
AT&T, Inc. 0.665%, 02/12/16 (c)	750,000	748,896
1.700%, 06/01/17	915,000	918,506
3.000%, 06/30/22	637,000	615,064
3.400%, 05/15/25	1,617,000	1,542,146
4.300%, 12/15/42	898,000	769,628
4.450%, 05/15/21	450,000	480,283
4.500%, 05/15/35	90,000	82,736
4.800%, 06/15/44	470,000	437,805
5.500%, 02/01/18	300,000	327,857
BellSouth Capital Funding Corp. 7.875%, 02/15/30	550,000	687,477

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
BellSouth Corp. 6.550%, 06/15/34	200,000	$216,532
BellSouth Telecommunications LLC 6.375%, 06/01/28	350,000	384,426
British Telecommunications plc 2.350%, 02/14/19	285,000	286,258
5.950%, 01/15/18	100,000	110,419
9.625%, 12/15/30	75,000	111,313
Cisco Systems, Inc. 1.100%, 03/03/17	500,000	501,767
1.650%, 06/15/18	540,000	541,919
2.900%, 03/04/21	47,000	47,969
3.625%, 03/04/24	470,000	484,939
5.500%, 01/15/40	175,000	199,459
5.900%, 02/15/39	750,000	895,749
Crown Castle Towers LLC 4.883%, 08/15/20 (144A)	500,000	542,676
Deutsche Telekom International Finance B.V. 5.750%, 03/23/16	100,000	103,372
8.750%, 06/15/30	100,000	140,693
GTP Acquisition Partners I LLC 3.482%, 06/16/25 (144A)	269,000	265,194
Koninklijke KPN NV 8.375%, 10/01/30	250,000	340,454
Nippon Telegraph & Telephone Corp. 1.400%, 07/18/17	500,000	500,602
Orange S.A. 2.750%, 09/14/16	500,000	509,049
5.500%, 02/06/44	160,000	169,406
9.000%, 03/01/31	165,000	232,825
Qwest Corp. 6.750%, 12/01/21	350,000	386,312
6.875%, 09/15/33	100,000	98,879
7.250%, 09/15/25	133,000	151,837
Rogers Communications, Inc. 4.100%, 10/01/23	213,000	218,969
6.800%, 08/15/18	100,000	114,179
7.500%, 08/15/38	100,000	129,054
8.750%, 05/01/32	400,000	546,092
SES Global Americas Holdings GP 2.500%, 03/25/19 (144A)	70,000	69,748
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	150,000	154,086
4.570%, 04/27/23	310,000	325,523
6.421%, 06/20/16	450,000	470,518
Verizon Communications, Inc. 2.450%, 11/01/22	235,000	220,614
2.500%, 09/15/16	194,000	197,148
2.625%, 02/21/20	214,000	213,519
3.500%, 11/01/24	685,000	666,271
3.850%, 11/01/42	350,000	288,853
4.272%, 01/15/36 (144A)	115,000	103,738
4.400%, 11/01/34	169,000	156,453
4.500%, 09/15/20	656,000	707,650
4.522%, 09/15/48 (144A)	439,000	385,669
4.672%, 03/15/55 (144A)	131,000	113,964

Telecommunications—(Continued)
Verizon Communications, Inc. 4.862%, 08/21/46	2,739,000	2,563,474
5.150%, 09/15/23	1,977,000	2,164,501
5.850%, 09/15/35	650,000	705,498
6.000%, 04/01/41	290,000	319,027
6.400%, 09/15/33	16,000	18,335
6.900%, 04/15/38	350,000	418,635
7.750%, 12/01/30	225,000	291,998
Verizon Pennsylvania LLC 6.000%, 12/01/28	125,000	133,422
8.750%, 08/15/31	200,000	261,869
Vodafone Group plc 1.500%, 02/19/18	30,000	29,494
2.500%, 09/26/22	225,000	206,382
4.375%, 02/19/43	190,000	163,581
6.150%, 02/27/37	350,000	373,787
6.250%, 11/30/32	750,000	821,435

		29,355,600

Transportation—0.5%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	620,000	617,952
3.450%, 09/15/21	510,000	526,857
3.850%, 09/01/23	500,000	518,235
4.150%, 04/01/45	245,000	225,965
4.450%, 03/15/43	310,000	300,691
4.550%, 09/01/44	200,000	196,864
4.900%, 04/01/44	150,000	155,298
5.750%, 03/15/18	100,000	111,056
7.950%, 08/15/30	100,000	139,946
Canadian National Railway Co. 5.850%, 11/15/17	190,000	209,520
6.250%, 08/01/34	100,000	124,398
6.800%, 07/15/18	120,000	137,373
Canadian Pacific Railway Co. 2.900%, 02/01/25	260,000	244,738
5.750%, 03/15/33	120,000	136,519
7.250%, 05/15/19	290,000	342,385
CSX Corp. 3.400%, 08/01/24 (a)	300,000	300,194
3.950%, 05/01/50	180,000	157,531
4.100%, 03/15/44	41,000	37,546
5.600%, 05/01/17	635,000	684,482
7.900%, 05/01/17	62,000	69,224
FedEx Corp. 3.900%, 02/01/35	96,000	88,750
4.100%, 02/01/45	200,000	179,647
Norfolk Southern Corp. 3.850%, 01/15/24	250,000	256,943
4.800%, 08/15/43	80,000	81,496
5.590%, 05/17/25	100,000	115,126
5.750%, 04/01/18	500,000	552,682
Ryder System, Inc. 2.500%, 03/01/17	125,000	127,258
3.600%, 03/01/16	100,000	101,679
7.200%, 09/01/15	100,000	100,981

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
Union Pacific Corp. 3.646%, 02/15/24	138,000	$142,059
6.250%, 05/01/34	378,000	470,149
United Parcel Service of America, Inc. 8.375%, 04/01/20	75,000	95,606
8.375%, 04/01/30 (d)	377,000	536,266

		8,085,416

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 03/15/16 (144A)	380,000	382,656
2.875%, 07/17/18 (144A)	93,000	94,732

		477,388

Water—0.0%
American Water Capital Corp. 3.850%, 03/01/24	450,000	470,675
6.593%, 10/15/37 (a)	100,000	129,352

		600,027

Total Corporate Bonds & Notes (Cost $439,617,252)		430,063,142

Convertible Bonds—17.8%

Auto Manufacturers—0.2%
Volkswagen International Finance NV 5.500%, 11/09/15 (144A) (EUR)	2,800,000	3,859,208

Auto Parts & Equipment—0.5%
Cie Generale des Etablissements Michelin Zero Coupon, 01/01/17 (EUR)	5,110,400	7,999,047

Banks—0.8%
BNP Paribas S.A. 0.250%, 09/21/15 (EUR)	1,600,000	1,837,272
0.250%, 09/27/16 (EUR)	3,600,000	4,326,909
Credit Agricole S.A. Zero Coupon, 12/06/16 (EUR)	3,820,200	3,188,888
Shizuoka Bank, Ltd. (The) Zero Coupon, 04/25/18	2,800,000	2,775,500
Yamaguchi Financial Group, Inc. Zero Coupon, 03/26/20 (c)	2,000,000	2,138,500

		14,267,069

Biotechnology—1.7%
Gilead Sciences, Inc. 1.625%, 05/01/16	2,636,000	13,591,875
Illumina, Inc. Zero Coupon, 06/15/19 (a)	9,236,000	10,811,892
0.250%, 03/15/16	1,880,000	4,902,100

		29,305,867

Chemicals—0.0%
Toray Industries, Inc. Zero Coupon, 08/30/19 (JPY)	70,000,000	692,078

Coal—0.2%
RAG-Stiftung Zero Coupon, 12/31/18 (EUR)	1,800,000	2,293,090
Zero Coupon, 02/18/21 (EUR)	1,100,000	1,421,199

		3,714,289

Commercial Services—0.3%
Macquarie Infrastructure Corp. 2.875%, 07/15/19 (a)	2,248,000	2,648,425
Toppan Printing Co., Ltd. Zero Coupon, 12/19/19 (JPY)	200,000,000	1,787,392

		4,435,817

Computers—0.3%
Cap Gemini S.A. Zero Coupon, 01/01/19 (EUR)	4,976,800	5,037,932

Electric—0.4%
Chugoku Electric Power Co., Inc. (The) Zero Coupon, 03/25/20 (JPY)	690,000,000	6,124,219

Engineering & Construction—0.1%
Japan Airport Terminal Co., Ltd. Zero Coupon, 03/06/20 (JPY)	200,000,000	1,826,204

Healthcare-Products—0.1%
Terumo Corp. Zero Coupon, 12/04/19 (JPY)	110,000,000	939,249
Zero Coupon, 12/06/21 (JPY)	110,000,000	941,496

		1,880,745

Healthcare-Services—0.6%
Anthem, Inc. 2.750%, 10/15/42	4,913,000	10,780,964

Holding Companies-Diversified—0.9%
GBL Verwaltung S.A. 1.250%, 02/07/17 (EUR)	2,600,000	3,134,121
Industrivarden AB Zero Coupon, 05/15/19 (SEK)	30,000,000	4,048,445
1.875%, 02/27/17 (EUR)	3,650,000	4,520,068
Sofina S.A. 1.000%, 09/19/16	1,000,000	1,000,160
Solidium Oy Zero Coupon, 09/04/18 (EUR)	1,400,000	1,695,330
0.500%, 09/29/15 (EUR)	1,000,000	1,113,456

		15,511,580

Insurance—0.2%
Swiss Life Holding AG Zero Coupon, 12/02/20 (CHF)	3,100,000	3,767,447

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Internet—0.8%
Priceline Group, Inc. (The) 0.350%, 06/15/20 (a)	10,212,000	$11,322,555
1.000%, 03/15/18 (a)	2,052,000	2,731,725

		14,054,280

Investment Company Security—0.9%
Ares Capital Corp. 4.375%, 01/15/19 (a)	1,851,000	1,884,549
4.750%, 01/15/18	2,972,000	3,038,870
Billion Express Investments, Ltd. 0.750%, 10/18/15	6,000,000	6,037,500
Prospect Capital Corp. 5.375%, 10/15/17 (a)	2,735,000	2,755,513
5.750%, 03/15/18 (a)	377,000	377,471
5.875%, 01/15/19	854,000	852,933

		14,946,836

Lodging—0.1%
Resorttrust, Inc. Zero Coupon, 12/01/21 (JPY)	240,000,000	2,188,994

Miscellaneous Manufacturing—0.8%
Siemens Financieringsmaatschappij NV 1.050%, 08/16/17	12,250,000	13,105,418

Oil & Gas—0.5%
Eni S.p.A. 0.625%, 01/18/16 (EUR)	7,000,000	8,290,913

Oil & Gas Services—0.3%
Subsea 7 S.A. 1.000%, 10/05/17	3,200,000	2,920,000
Technip S.A. 0.250%, 01/01/17 (EUR)	2,293,000	2,436,117

		5,356,117

Pharmaceuticals—1.0%
Mylan, Inc. 3.750%, 09/15/15	2,569,000	13,055,337
Teva Pharmaceutical Finance Co. LLC 0.250%, 02/01/26	3,187,000	4,453,832

		17,509,169

Real Estate—0.9%
British Land Co. Jersey, Ltd. (The) 1.500%, 09/10/17 (GBP)	800,000	1,487,973
CapitaLand, Ltd. 1.850%, 06/19/20 (SGD)	4,500,000	3,176,579
1.950%, 10/17/23 (SGD)	4,500,000	3,473,939
Deutsche Wohnen AG 0.500%, 11/22/20 (EUR)	3,400,000	4,951,326
Grand City Properties S.A. 1.500%, 02/24/19 (EUR)	1,600,000	3,002,959

		16,092,776

Real Estate Investment Trusts—1.5%
Cofinimmo S.A. 2.000%, 06/20/18 (EUR)	1,068,000	1,402,001
Derwent London Capital No.2 Jersey, Ltd. 1.125%, 07/24/19 (GBP)	1,000,000	1,855,018
Fonciere Des Regions 0.875%, 04/01/19 (EUR)	6,058,500	6,596,215
Host Hotels & Resorts L.P. 2.500%, 10/15/29 (144A)	2,374,000	3,703,440
Novion Property Group 5.750%, 07/04/16 (AUD)	1,800,000	1,457,535
Ruby Assets Pte, Ltd. 1.600%, 02/01/17 (SGD)	2,500,000	2,200,264
Unibail-Rodamco SE Zero Coupon, 07/01/21 (EUR)	1,221,200	4,338,002
Zero Coupon, 01/01/22 (EUR)	1,121,300	4,315,279

		25,867,754

Retail—0.4%
Lotte Shopping Co., Ltd. Zero Coupon, 01/24/18 (KRW)	3,800,000,000	3,547,632
Takashimaya Co., Ltd. Zero Coupon, 12/11/18 (JPY)	80,000,000	679,822
Zero Coupon, 12/11/20 (JPY)	80,000,000	721,494
Yamada Denki Co., Ltd. Zero Coupon, 06/28/19 (JPY)	190,000,000	1,690,260

		6,639,208

Semiconductors—2.4%
Intel Corp. 2.950%, 12/15/35	5,775,000	6,948,047
3.250%, 08/01/39	4,309,000	6,555,066
Lam Research Corp. 0.500%, 05/15/16	6,096,000	8,084,820
Novellus Systems, Inc. 2.625%, 05/15/41	2,826,000	6,720,581
STMicroelectronics NV Zero Coupon, 07/03/19	4,800,000	4,897,728
1.000%, 07/03/21	2,400,000	2,514,456
Xilinx, Inc. 2.625%, 06/15/17	3,438,000	5,313,859

		41,034,557

Software—1.1%
Akamai Technologies, Inc. Zero Coupon, 02/15/19 (a)	1,419,000	1,481,081
Citrix Systems, Inc. 0.500%, 04/15/19 (a)	10,211,000	10,785,369
Red Hat, Inc. 0.250%, 10/01/19 (144A) (a)	5,210,000	6,375,738

		18,642,188

Transportation—0.6%
Deutsche Post AG 0.600%, 12/06/19 (EUR)	6,200,000	9,113,561

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Transportation—(Continued)
Nagoya Railroad Co., Ltd. Zero Coupon, 12/11/24 (JPY)	160,000,000	$1,355,552

		10,469,113

Water—0.2%
Suez Environnement Co. Zero Coupon, 02/27/20 (EUR)	15,871,000	3,745,773

Total Convertible Bonds (Cost $293,555,878)		307,145,562

U.S. Treasury & Government Agencies—2.6%

Federal Agencies—0.1%
Federal Farm Credit Bank 3.040%, 03/06/28	250,000	238,969
5.250%, 12/28/27	585,000	711,472
Tennessee Valley Authority 5.375%, 04/01/56	350,000	423,028

		1,373,469

U.S. Treasury—2.5%
U.S. Treasury Bonds 2.500%, 02/15/45	65,000	57,205
U.S. Treasury Notes 0.375%, 01/31/16 (e) (f)	43,985,000	44,043,412

		44,100,617

Total U.S. Treasury & Government Agencies (Cost $45,492,602)		45,474,086

Convertible Preferred Stocks—1.2%

Aerospace & Defense—0.0%
United Technologies Corp. 7.500%, 08/01/15	8,900	509,970

Banks—0.7%
Wells Fargo & Co., Series L 7.500%, 12/31/49	10,296	12,097,800

Electric Utilities—0.3%
NextEra Energy, Inc. 5.799%, 09/01/16 (a)	45,705	2,445,217
5.889%, 09/01/15	39,297	2,425,018

		4,870,235

Health Care Providers & Services—0.1%
Anthem, Inc. 5.250%, 05/01/18	13,396	683,196

Security Description	Shares/ Principal Amount*	Value

Multi-Utilities—0.1%
Dominion Resources, Inc. 6.000%, 07/01/16	14,400	775,152
6.125%, 04/01/16	27,901	1,495,215

		2,270,367

Total Convertible Preferred Stocks (Cost $20,538,171)		20,431,568

Preferred Stocks—0.2%

Automobiles—0.0%
Volkswagen AG	1,991	461,547

Household Products—0.2%
Henkel AG & Co. KGaA	22,003	2,467,517

Machinery—0.0%
Marcopolo S.A.	143,590	107,146

Total Preferred Stocks (Cost $3,063,860)		3,036,210

Municipals—0.1%
American Municipal Power, Inc. 5.939%, 02/15/47	75,000	87,009
7.499%, 02/15/50	350,000	476,287
Los Angeles, Department of Airports, Build America Bonds 6.582%, 05/15/39	65,000	81,843
Los Angeles, Unified School District, Build America Bonds 5.750%, 07/01/34	100,000	119,981
6.758%, 07/01/34	75,000	97,937
Ohio University 5.590%, 12/01/2114	300,000	311,562
Port Authority of New York & New Jersey 4.458%, 10/01/62	130,000	127,930
5.647%, 11/01/40	30,000	35,278
State of California, Build America Bonds 7.300%, 10/01/39	260,000	367,749
State of Massachusetts 5.456%, 12/01/39	150,000	183,431
University of California 0.684%, 07/01/41 (c)	130,000	130,051
University of California, Build America Bonds 5.770%, 05/15/43	140,000	170,528

Total Municipals (Cost $2,122,384)		2,189,586

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—0.1%

Security Description	Shares/ Principal Amount*	Value

Provincial—0.1%
Province of Quebec Canada 6.350%, 01/30/26	600,000	$753,907

Sovereign—0.0%
Brazilian Government International Bond 4.250%, 01/07/25 (a)	200,000	193,100
Mexico Government International Bond 4.000%, 10/02/23	288,000	295,920

		489,020

Total Foreign Government (Cost $1,288,187)		1,242,927

Short-Term Investments—23.9%

Mutual Fund—5.0%
State Street Navigator Securities Lending MET Portfolio (g)	85,634,068	85,634,068

Repurchase Agreement—18.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $325,514,655 on 07/01/15, collateralized by $328,745,000 U.S. Treasury Notes at 1.500% due 12/31/18 with a value of $332,032,450.	325,514,655	325,514,655

Total Short-Term Investments (Cost $411,148,723)		411,148,723

Total Investments—104.5% (Cost $1,765,115,093) (h)		1,798,463,991
Other assets and liabilities (net)—(4.5)%		(77,404,511)

Net Assets—100.0%		$1,721,059,480

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $88,225,344 and the collateral received consisted of cash in the amount of $85,634,068 and non-cash collateral with a value of $4,518,495. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2015, the market value of securities pledged was $19,916,414.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $20,051,593.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(h)	As of June 30, 2015, the aggregate cost of investments was $1,765,115,093. The aggregate unrealized appreciation and depreciation of investments were $86,535,415 and $(53,186,517), respectively, resulting in net unrealized appreciation of $33,348,898.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $56,814,090, which is 3.3% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(NVDR)—	Non-Voting Depository Receipts
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	16,076,766	Deutsche Bank AG	07/31/15	$12,399,093	$(14,740)
AUD	6,634,393	BNP Paribas S.A.	09/30/15	5,109,073	(15,168)
CHF	834,288	Credit Suisse International	07/31/15	904,972	(11,663)
CHF	4,664,181	UBS AG	07/31/15	5,008,823	(14,681)
DKK	1,962,258	Deutsche Bank AG	07/31/15	294,668	(1,207)
DKK	12,744,461	BNP Paribas S.A.	09/30/15	1,918,319	(8,837)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	1,500,000	Australia & New Zealand Banking Group, Ltd.	07/31/15	$1,691,213	$(18,311)
EUR	1,452,537	Barclays Bank plc	07/31/15	1,578,892	41,076
EUR	844,889	Citibank N.A.	07/31/15	952,814	(10,537)
EUR	855,827	Citibank N.A.	07/31/15	969,165	(14,689)
EUR	6,210,161	Citibank N.A.	07/31/15	6,688,765	237,225
EUR	721,340	Goldman Sachs & Co.	07/31/15	797,781	6,707
EUR	835,928	Goldman Sachs & Co.	07/31/15	937,661	(5,377)
EUR	1,327,537	Goldman Sachs & Co.	07/31/15	1,485,527	(4,968)
EUR	3,000,000	HSBC Bank plc	07/31/15	3,340,977	4,826
EUR	687,393	Royal Bank of Canada	07/31/15	751,735	14,893
EUR	727,723	Royal Bank of Canada	07/31/15	829,949	(18,343)
EUR	996,503	Standard Chartered Bank	07/31/15	1,111,769	(401)
EUR	8,042,729	Royal Bank of Canada	09/30/15	9,016,993	(39,166)
GBP	1,077,125	Goldman Sachs & Co.	07/31/15	1,707,099	(14,999)
GBP	841,801	Merrill Lynch International	07/31/15	1,323,674	(1,253)
GBP	1,038,647	Royal Bank of Canada	07/31/15	1,633,072	(1,420)
HKD	41,142,143	Royal Bank of Canada	07/31/15	5,306,970	497
HKD	6,438,721	Goldman Sachs & Co.	09/30/15	830,490	75
HKD	4,609,299	Royal Bank of Canada	09/30/15	594,544	33
HKD	15,245,143	UBS AG	09/30/15	1,966,631	(80)
ILS	3,214,610	BNP Paribas S.A.	07/31/15	852,439	(588)
JPY	849,872,447	Royal Bank of Canada	07/31/15	6,854,556	92,086
NOK	3,141,221	Merrill Lynch International	09/30/15	400,244	(439)
NOK	2,876,399	State Street Bank and Trust	09/30/15	366,979	(880)
SEK	34,472,717	Societe Generale	07/31/15	4,178,664	(17,858)
SEK	27,976,390	BNP Paribas S.A.	09/30/15	3,407,022	(25,869)
SGD	2,585,352	BNP Paribas S.A.	09/30/15	1,923,216	(6,025)

Contracts to Deliver
AUD	1,500,000	Royal Bank of Canada	07/31/15	$1,160,790	$5,301
CHF	2,843,605	Royal Bank of Canada	07/31/15	2,990,090	(54,682)
CHF	6,498,419	Barclays Bank plc	09/30/15	6,926,616	(48,437)
EUR	952,311	Australia & New Zealand Banking Group, Ltd.	07/31/15	1,063,222	1,141
EUR	3,000,000	Deutsche Bank AG	07/31/15	3,280,032	(65,771)
EUR	1,355,191	Deutsche Bank AG	07/31/15	1,512,474	1,074
EUR	1,267,166	Deutsche Bank AG	07/31/15	1,408,008	(5,220)
EUR	1,212,241	Morgan Stanley & Co International PLC	07/31/15	1,355,812	3,840
EUR	86,940,232	Royal Bank of Canada	07/31/15	94,191,134	(2,770,486)
EUR	7,616,592	Royal Bank of Canada	07/31/15	8,534,696	40,158
EUR	2,179,637	Standard Chartered Bank	07/31/15	2,452,846	21,967
EUR	1,092,150	Standard Chartered Bank	07/31/15	1,194,473	(23,567)
EUR	2,359,527	State Street Bank and Trust	07/31/15	2,669,850	38,346
EUR	1,120,958	State Street Bank and Trust	07/31/15	1,253,222	3,054
EUR	543,548	BNP Paribas S.A.	09/30/15	608,103	1,358
EUR	340,156	Merrill Lynch International	09/30/15	377,888	(1,816)
EUR	525,776	Royal Bank of Canada	09/30/15	590,269	3,362
EUR	332,299	Royal Bank of Canada	09/30/15	373,204	2,270
EUR	358,735	UBS AG	09/30/15	409,477	9,033
GBP	1,605,545	HSBC Bank plc	07/31/15	2,528,053	5,837
GBP	2,764,915	Morgan Stanley & Co International PLC	07/31/15	4,179,604	(163,915)
GBP	14,723,248	Societe Generale	07/31/15	23,239,698	110,342
GBP	573,449	Standard Chartered Bank	07/31/15	911,385	10,530
GBP	7,199,872	Barclays Bank plc	09/30/15	11,300,516	(4,895)
GBP	239,368	Goldman Sachs & Co.	09/30/15	376,365	504
GBP	687,938	State Street Bank and Trust	09/30/15	1,082,943	2,726
JPY	65,551,776	BNP Paribas S.A.	07/31/15	533,485	(2,318)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
JPY	741,949,000	Deutsche Bank AG	07/31/15	$6,198,838	$134,335
JPY	254,665,954	Societe Generale	07/31/15	2,056,899	(24,676)
JPY	56,783,250	Societe Generale	07/31/15	462,972	(1,160)
JPY	56,187,500	Standard Chartered Bank	07/31/15	453,119	(6,143)
JPY	1,348,457,844	State Street Bank and Trust	07/31/15	11,262,602	240,649
NOK	10,269,557	Societe Generale	07/31/15	1,311,730	2,786
NOK	11,554,156	Barclays Bank plc	09/30/15	1,477,027	6,448
SEK	24,188,000	Credit Suisse International	07/31/15	2,798,721	(120,735)
SEK	3,289,791	Deutsche Bank AG	09/30/15	399,905	2,309
SGD	1,618,430	Barclays Bank plc	07/31/15	1,208,763	7,655
SGD	1,078,905	Barclays Bank plc	07/31/15	806,899	6,196
SGD	1,013,077	Goldman Sachs & Co.	07/31/15	757,974	6,125
SGD	6,369,293	Morgan Stanley & Co International PLC	07/31/15	4,754,570	27,638
SGD	458,705	Societe Generale	07/31/15	341,153	728
SGD	1,074,744	State Street Bank and Trust	07/31/15	795,688	(1,926)

Net Unrealized Depreciation					$(2,450,116)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/15	180	AUD	22,393,625	$118,382
Euro Stoxx 50 Index Futures	09/18/15	620	EUR	21,409,170	(118,141)
S&P 500 E-Mini Index Futures	09/18/15	2,741	USD	285,617,467	(4,061,947)
TOPIX Index Futures	09/10/15	97	JPY	1,596,464,750	(121,581)
U.S. Treasury Long Bond Futures	09/21/15	260	USD	40,096,623	(877,248)
U.S. Treasury Note 10 Year Futures	09/21/15	153	USD	19,205,572	98,725
U.S. Treasury Note 2 Year Futures	09/30/15	42	USD	9,174,740	20,635
U.S. Treasury Note 5 Year Futures	09/30/15	6	USD	715,559	(13)

Futures Contracts—Short
Canada Government Bond 10 Year Futures	09/21/15	(225)	CAD	(31,061,066)	(351,428)
MSCI EAFE Mini Index Futures	09/18/15	(112)	USD	(10,545,133)	274,732
MSCI Emerging Markets Mini Index Futures	09/18/15	(460)	USD	(22,261,906)	195,706
U.S. Treasury Note 10 Year Futures	09/21/15	(172)	USD	(21,781,167)	79,605
U.S. Treasury Note 2 Year Futures	09/30/15	(293)	USD	(64,024,477)	(124,210)
U.S. Treasury Note 5 Year Futures	09/30/15	(397)	USD	(47,276,284)	(69,068)
U.S. Treasury Ultra Long Bond Futures	09/21/15	(74)	USD	(11,646,070)	245,445

Net Unrealized Depreciation					$(4,690,406)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.460%	06/10/25	USD	207,200,000	$397,143
Pay	3M LIBOR	2.240%	03/17/25	USD	143,200,000	(2,321,043)
Pay	3M LIBOR	2.022%	04/14/25	USD	159,200,000	(5,694,739)

Net Unrealized Depreciation						$(7,618,639)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-33

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,614,630	$11,888,422	$—	$16,503,052
Air Freight & Logistics	—	1,381,319	—	1,381,319
Airlines	1,444,294	2,265,512	—	3,709,806
Auto Components	106,687	8,522,270	—	8,628,957
Automobiles	2,918,854	16,134,163	—	19,053,017
Banks	21,889,136	56,955,616	—	78,844,752
Beverages	5,824,655	6,233,248	—	12,057,903
Biotechnology	5,941,020	—	—	5,941,020
Building Products	467,914	2,078,175	—	2,546,089
Capital Markets	5,689,734	8,257,438	—	13,947,172
Chemicals	3,349,469	3,897,774	—	7,247,243
Commercial Services & Supplies	—	1,854,593	—	1,854,593
Communications Equipment	1,422,332	—	—	1,422,332
Construction & Engineering	938,383	1,286,396	—	2,224,779
Construction Materials	279,199	878,402	—	1,157,601
Consumer Finance	779,116	—	—	779,116
Containers & Packaging	970,527	—	—	970,527
Distributors	—	287,991	—	287,991
Diversified Financial Services	2,478,031	6,065,301	—	8,543,332
Diversified Telecommunication Services	2,447,836	13,519,563	—	15,967,399
Electric Utilities	3,513,758	2,060,921	—	5,574,679
Electrical Equipment	1,399,270	1,688,716	—	3,087,986
Electronic Equipment, Instruments & Components	1,714,124	5,305,942	—	7,020,066
Energy Equipment & Services	1,914,281	—	—	1,914,281
Food & Staples Retailing	3,732,099	8,232,442	—	11,964,541
Food Products	2,795,770	8,058,425	—	10,854,195
Gas Utilities	361,474	2,443,167	—	2,804,641

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-34

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$4,016,570	$1,914,469	$—	$5,931,039
Health Care Providers & Services	6,484,042	1,565,679	—	8,049,721
Health Care Technology	81,007	—	—	81,007
Hotels, Restaurants & Leisure	2,085,338	2,950,690	—	5,036,028
Household Durables	1,240,635	14,097,440	—	15,338,075
Household Products	2,888,566	2,869,423	—	5,757,989
Industrial Conglomerates	980,167	5,288,512	—	6,268,679
Insurance	4,741,114	33,834,023	—	38,575,137
Internet & Catalog Retail	1,466,790	—	—	1,466,790
Internet Software & Services	8,191,897	1,888,745	—	10,080,642
IT Services	9,669,597	2,459,650	—	12,129,247
Life Sciences Tools & Services	392,394	—	—	392,394
Machinery	4,667,178	1,619,542	—	6,286,720
Marine	—	757,278	—	757,278
Media	8,061,664	10,245,390	—	18,307,054
Metals & Mining	973,969	5,609,222	—	6,583,191
Multi-Utilities	1,985,230	4,638,166	—	6,623,396
Multiline Retail	2,196,137	3,329,816	—	5,525,953
Oil, Gas & Consumable Fuels	12,387,236	11,910,552	—	24,297,788
Paper & Forest Products	—	1,808,738	—	1,808,738
Personal Products	448,379	—	—	448,379
Pharmaceuticals	10,596,664	43,751,432	—	54,348,096
Professional Services	105,634	—	—	105,634
Real Estate Investment Trusts	4,595,459	6,692,622	—	11,288,081
Real Estate Management & Development	—	11,125,636	—	11,125,636
Road & Rail	3,260,747	—	—	3,260,747
Semiconductors & Semiconductor Equipment	8,652,716	3,979,440	—	12,632,156
Software	6,108,913	4,300,237	—	10,409,150
Specialty Retail	5,476,133	3,661,939	—	9,138,072
Technology Hardware, Storage & Peripherals	10,332,589	—	—	10,332,589
Textiles, Apparel & Luxury Goods	1,449,671	1,516,733	—	2,966,404
Tobacco	1,647,734	6,348,409	—	7,996,143
Trading Companies & Distributors	—	5,102,029	—	5,102,029
Transportation Infrastructure	626,593	—	—	626,593
Water Utilities	116,712	1,037,366	—	1,154,078
Wireless Telecommunication Services	1,711,368	9,501,777	—	11,213,145
Total Common Stocks	204,631,436	373,100,751	—	577,732,187
Total Corporate Bonds & Notes*	—	430,063,142	—	430,063,142
Total Convertible Bonds*	—	307,145,562	—	307,145,562
Total U.S. Treasury & Government Agencies*	—	45,474,086	—	45,474,086
Total Convertible Preferred Stocks*	20,431,568	—	—	20,431,568
Preferred Stocks
Automobiles	—	461,547	—	461,547
Household Products	—	2,467,517	—	2,467,517
Machinery	107,146	—	—	107,146
Total Preferred Stocks	107,146	2,929,064	—	3,036,210
Total Municipals	—	2,189,586	—	2,189,586
Total Foreign Government*	—	1,242,927	—	1,242,927
Short-Term Investments
Mutual Fund	85,634,068	—	—	85,634,068
Repurchase Agreement	—	325,514,655	—	325,514,655
Total Short-Term Investments	85,634,068	325,514,655	—	411,148,723
Total Investments	$310,804,218	$1,487,659,773	$—	$1,798,463,991

Collateral for securities loaned (Liability)	$—	$(85,634,068)	$—	$(85,634,068)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-35

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,093,130	$—	$1,093,130
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(3,543,246)	—	(3,543,246)
Total Forward Contracts	$—	$(2,450,116)	$—	$(2,450,116)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,033,230	$—	$—	$1,033,230
Futures Contracts (Unrealized Depreciation)	(5,723,636)	—	—	(5,723,636)
Total Futures Contracts	$(4,690,406)	$—	$—	$(4,690,406)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$397,143	$—	$397,143
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(8,015,782)	—	(8,015,782)
Total Centrally Cleared Swap Contracts	$—	$(7,618,639)	$—	$(7,618,639)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $4,419,715 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $2,114,350 were due to the application of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-36

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,472,949,336
Repurchase Agreement	325,514,655
Cash denominated in foreign currencies (c)	3,417,843
Unrealized appreciation on forward foreign currency exchange contracts	1,093,130
Receivable for:
Investments sold	7,970,380
Fund shares sold	1,463,407
Dividends and interest	7,263,985
Variation margin on centrally cleared swap contracts	295,467

Total Assets	1,819,968,203
Liabilities
Due to custodian	1,180,542
Unrealized depreciation on forward foreign currency exchange contracts	3,543,246
Collateral for securities loaned	85,634,068
Payables for:
Investments purchased	6,600,135
Fund shares redeemed	107,650
Variation margin on futures contracts	44,956
Accrued expenses:
Management fees	963,393
Distribution and service fees	354,730
Deferred trustees’ fees	51,044
Other expenses	428,959

Total Liabilities	98,908,723

Net Assets	$1,721,059,480

Net assets consist of:
Paid in surplus	$1,666,226,102
Undistributed net investment income	3,989,611
Accumulated net realized gain	32,344,274
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	18,499,493

Net Assets	$1,721,059,480

Net Assets
Class B	$1,721,059,480
Capital Shares Outstanding*
Class B	154,303,825
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,439,600,438.
(b)	Includes securities loaned at value of $88,225,344.
(c)	Identified cost of cash denominated in foreign currencies was $3,440,816.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$9,693,962
Interest (b)	9,415,961
Securities lending income	338,175

Total investment income	19,448,098
Expenses
Management fees	6,144,755
Administration fees	43,360
Custodian and accounting fees	306,937
Distribution and service fees—Class B	2,119,286
Audit and tax services	43,544
Legal	17,322
Trustees’ fees and expenses	19,698
Shareholder reporting	37,025
Insurance	4,813
Miscellaneous	12,612

Total expenses	8,749,352
Less management fee waiver	(386,666)

Net expenses	8,362,686

Net Investment Income	11,085,412

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	15,370,156
Futures contracts	2,119,995
Swap contracts	14,395,670
Foreign currency transactions	12,602,049

Net realized gain	44,487,870

Net change in unrealized appreciation (depreciation) on:
Investments	1,203,557
Futures contracts	(8,186,570)
Swap contracts	(15,135,930)
Foreign currency transactions	(7,663,539)

Net change in unrealized depreciation	(29,782,482)

Net realized and unrealized gain	14,705,388

Net Increase in Net Assets From Operations	$25,790,800

(a)	Net of foreign withholding taxes of $753,748.
(b)	Net of foreign withholding taxes of $397.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-37

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,085,412	$16,886,599
Net realized gain	44,487,870	103,013,956
Net change in unrealized depreciation	(29,782,482)	(15,447,607)

Increase in net assets from operations	25,790,800	104,452,948

From Distributions to Shareholders
Net investment income
Class B	(46,915,042)	(17,423,474)
Net realized capital gains
Class B	(81,319,406)	(47,564,812)

Total distributions	(128,234,448)	(64,988,286)

Increase in net assets from capital share transactions	174,853,755	248,941,459

Total increase in net assets	72,410,107	288,406,121

Net Assets
Beginning of period	1,648,649,373	1,360,243,252

End of period	$1,721,059,480	$1,648,649,373

Undistributed net investment income
End of period	$3,989,611	$39,819,241

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	6,859,568	$83,052,950	20,729,270	$241,602,231
Reinvestments	11,378,389	128,234,448	5,771,606	64,988,286
Redemptions	(2,998,199)	(36,433,643)	(4,930,110)	(57,649,058)

Net increase	15,239,758	$174,853,755	21,570,766	$248,941,459

Increase derived from capital shares transactions		$174,853,755		$248,941,459

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-38

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012(a)
Net Asset Value, Beginning of Period	$11.86		$11.58	$10.50	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.13	0.08	0.02
Net realized and unrealized gain on investments	0.11		0.66	1.07 (c)	0.58

Total from investment operations	0.19		0.79	1.15	0.60

Less Distributions
Distributions from net investment income	(0.33)		(0.14)	(0.01)	(0.04)
Distributions from net realized capital gains	(0.57)		(0.37)	(0.06)	(0.06)

Total distributions	(0.90)		(0.51)	(0.07)	(0.10)

Net Asset Value, End of Period	$11.15		$11.86	$11.58	$10.50

Total Return (%) (d)	1.62	(e)	6.98	10.99	6.02	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(f)	1.05	1.08	1.32	(f)
Net ratio of expenses to average net assets (%) (g)	0.99	(f)	1.00	1.08	1.25	(f)
Ratio of net investment income to average net assets (%)	1.31	(f)	1.09	0.71	0.24	(f)
Portfolio turnover rate (%)	24	(e)	45	45	33	(e)
Net assets, end of period (in millions)	$1,721.1		$1,648.6	$1,360.2	$486.2

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-39

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2015	% of Total Assets at June 30, 2015
JPMorgan Global Active Allocation Portfolio, Ltd.	4/23/2012	$1,002	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the consolidated financial statements were issued.

MIST-40

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-41

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument

MIST-42

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

adjustments, real estate investment trust (REIT) adjustments, return of capital adjustments, passive foreign investment companies (PFICs) transactions and controlled foreign corporation reversal. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $325,514,655, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

MIST-43

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$397,143	Unrealized depreciation on centrally cleared swap contracts* (a)	$8,015,782
	Unrealized appreciation on futures contracts** (a)	562,792	Unrealized depreciation on futures contracts** (a)	1,421,967
Equity	Unrealized appreciation on futures contracts** (a)	470,438	Unrealized depreciation on futures contracts** (a)	4,301,669
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,093,130	Unrealized depreciation on forward foreign currency exchange contracts	3,543,246

Total		$2,523,503		$17,282,664

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Group, Ltd.	$1,141	$(1,141)	$—	$—
Barclays Bank plc	61,375	(53,332)	—	8,043
BNP Paribas S.A.	1,358	(1,358)	—	—
Citibank N.A.	237,225	(25,226)	—	211,999
Deutsche Bank AG	137,718	(86,938)	—	50,780
Goldman Sachs & Co.	13,411	(13,411)	—	—
HSBC Bank plc	10,663	—	—	10,663
Morgan Stanley & Co International PLC	31,478	(31,478)	—	—
Royal Bank of Canada	158,600	(158,600)	—	—
Societe Generale	113,856	(43,694)	—	70,162
Standard Chartered Bank	32,497	(30,111)	—	2,386
State Street Bank and Trust	284,775	(2,806)	—	281,969
UBS AG	9,033	(9,033)	—	—

	$1,093,130	$(457,128)	$—	$636,002

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Group, Ltd.	$18,311	$(1,141)	$—	$17,170
Barclays Bank plc	53,332	(53,332)	—	—
BNP Paribas S.A.	58,805	(1,358)	—	57,447
Citibank N.A.	25,226	(25,226)	—	—
Credit Suisse International	132,398	—	—	132,398
Deutsche Bank AG	86,938	(86,938)	—	—
Goldman Sachs & Co.	25,344	(13,411)	—	11,933
Merrill Lynch International	3,508	—	—	3,508
Morgan Stanley & Co International PLC	163,915	(31,478)	—	132,437

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Royal Bank of Canada	$2,884,097	$(158,600)	$—	$2,725,497
Societe Generale	43,694	(43,694)	—	—
Standard Chartered Bank	30,111	(30,111)	—	—
State Street Bank and Trust	2,806	(2,806)	—	—
UBS AG	14,761	(9,033)	—	5,728

	$3,543,246	$(457,128)	$—	$3,086,118

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$12,801,886	$12,801,886
Futures contracts	(4,880,115)	8,704,600	(1,704,490)	—	2,119,995
Swap contracts	14,395,670	—	—	—	14,395,670

	$9,515,555	$8,704,600	$(1,704,490)	$12,801,886	$29,317,551

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(7,686,094)	$(7,686,094)
Futures contracts	(894,354)	(8,895,557)	1,603,341	—	(8,186,570)
Swap contracts	(15,135,930)	—	—	—	(15,135,930)

	$(16,030,284)	$(8,895,557)	$1,603,341	$(7,686,094)	$(31,008,594)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$262,037,551
Futures contracts long	74,282,240
Futures contracts short	(109,753,007)
Swap contracts	511,716,667

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$44,004,100	$381,748,187	$44,683,281	$282,657,467

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$6,144,755	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $250 million
0.050%	$250 million to $500 million
0.020%	$500 million to $750 million
0.050%	$1 billion to $3 billion
0.070%	$3 billion to $5 billion
0.080%	Over $5 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

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JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$37,008,985	$3,028,022	$27,979,301	$1,830,897	$64,988,286	$4,858,919

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$92,833,683	$33,627,272	$30,858,226	$—	$157,319,181

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Asset Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 0.83% and 0.76%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 0.76%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equity markets were a virtual seesaw in the first half of 2015. While the S&P 500 Index reached an all-time high of 2130.82 on May 21st, it experienced several mini dips of greater than 3%. Investor concerns during the first quarter were largely focused on reduced earnings estimates resulting from the massive decline in oil prices and the strength of the U.S. dollar. Volatility reemerged as the second quarter was coming to a close. U.S. equity markets sold off on the quarter’s second to the last trading day as Greece missed an approximate €1.5 billion payment to the International Monetary Fund (“IMF”). Large cap stocks, as represented by the S&P 500 Index, gained 1.2%, while U.S.-domiciled small cap stocks, measured by the Russell 2000 Index, outperformed with a gain of 4.8%.

While equity markets were range bound, volatility in crude oil prices, foreign currency markets, and sovereign bond yields remained fierce. Crude oil futures ranged between $43.46 and $61.43, finishing the year’s first half at $59.47. While crude oil prices attempt to settle, U.S. crude oil production continues to grow. For the four weeks ending June 26th, U.S. crude oil production stood at 9.60 million barrels per day, an increase of 13.5% from a year ago. One of the most consensus views coming into 2015 was continued strength in the U.S. dollar. The U.S. dollar is widely measured by the U.S. Dollar Index, (the “DXY”), calculated by averaging the exchange rates between the U.S. dollar and major world currencies. The DXY has risen +19.7% from June of last year. The strength of the DXY has moderated in 2015 as the index now stands +5.8% for the year-to-date period.

The DXY pulled back after the March meeting of the Federal Open Market Committee (the “FOMC”), as the FOMC drastically reduced its interest rate forecasts for 2015 and 2016. While the formal FOMC statement didn’t specifically mention U.S. dollar strength, it did acknowledge the recent softening in exports by citing “export growth has weakened”. While volatility in oil prices abated and the DXY’s rally stalled, volatility continued in the global fixed income markets. The 10-year U.S. Treasury was yielding 1.64% in late January and rose to a June high of 2.49%. However, moves in European bond yields were even more extreme. Yields on the 10-year German Bund fell to 0.07% in late April and on June 10th rose to a peak of 0.98%. As of June 30th, the 10-year U.S. Treasury and the 10-year German Bund were yielding 2.36% and 0.76%, respectively.

While market rallies have been mostly driven by improving sentiment in Europe and actions undertaken by both the European Central Bank (the “ECB”) and the Federal Reserve, U.S mergers and acquisitions (M&A) activity hit an all-time monthly record in May, surpassing the previous highs seen during the peak of the dotcom bubble and the debt boom that eventually led to the 2008 financial crisis. The overall value of deals in the U.S. amounted to $243 billion in May compared to $226 billion in May of 2007 and $213 billion in January of 2000, the previous highest and second highest months. Some of the more notable transactions were Charter Communications’ acquisition of Time Warner Cable and Avago Technologies acquisition of Broadcom. Merger speculation ran rampant in June as well, particularly among the large health insurers.

The Greek saga took a dangerous turn in June as Greece Prime Minister, Alex Tsipras, cut off negotiations with European officials, announcing plans to hold a referendum on July 5th, which placed the decision of accepting reform into the hands of the people. The ECB immediately announced that liquidity assistance available to the Greek banks would be frozen at current levels. With significant amounts of cash having been withdrawn from Greek banks, the government declared a bank holiday for the entire next week. Athens subsequently missed its IMF payment. Negotiations between the Tsipras regime and European officials resumed, but failed to reach an agreement.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the reporting period, stock selection in the Health Care and Consumer Staples sectors aided relative returns. Within the Consumer Discretionary sector, the Portfolio’s overweight position in Isle of Capris Casinos contributed to performance. The stock outperformed during the period after reporting strong earnings results over multiple quarters. The company revealed solid revenue growth coupled with lower costs, in contrast to trends in other casino operators. The Portfolio’s position in Health Care company Auspex Pharmaceuticals also contributed to performance. Shares of the stock outperformed during the period after Teva Pharmaceutical agreed to acquire the company for $101 per share, a 42.4% premium to the share price before the announcement of the deal.

Alternatively, stock selection in the Energy and Information Technology sectors hurt the Portfolio’s relative returns. Cypress Semiconductor and Helix Energy Solutions Group were the top detractors. Shares of Cypress Semiconductor underperformed after a series of disappointing first quarter earnings results and poor guidance from key competitors. During the period, management engaged in a bidding war for circuit maker Integrated Silicon Solutions, putting additional pressure on the share price. Within the Energy sector, the Portfolio’s overweight position in Helix Energy Solutions Group detracted from performance. The stock underperformed during the period after management issued poor fourth quarter earnings results and a weak outlook for 2015. Poor utilization across its major business segments and tough market fundamentals also weighed on the share price during the period.

From our proprietary attribution framework, during the period, Sector Selection and Stock Specific made positive contributions to

MIST-1

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Asset Management Inc.

Portfolio Manager Commentary*—(Continued)

performance, while the Alpha Model and Risk Factors detracted. From a factor perspective, Capital Deployment was additive to performance, while Valuation and Earnings Quality detracted.

As of June 30, 2015, the Portfolio’s largest relative sector overweights were in the Industrials and Health Care sectors, and the largest relative underweights were in the Financials and Consumer Discretionary sectors.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Asset Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
JPMorgan Small Cap Value Portfolio
Class A	0.83	1.73	12.75	8.05	—
Class B	0.76	1.50	12.49	—	7.40
Russell 2000 Value Index	0.76	0.78	14.81	6.87	—

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A and Class B shares are 5/2/2005 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Cooper Tire & Rubber Co.	1.1
AAR Corp.	1.1
Children’s Place, Inc. (The)	1.1
CNO Financial Group, Inc.	1.0
REX American Resources Corp.	1.0
FTI Consulting, Inc.	1.0
CYS Investments, Inc.	1.0
Coresite Realty Corp.	0.9
Universal Corp.	0.9
DCT Industrial Trust, Inc.	0.9

Top Sectors

% of Net Assets
Financials	39.6
Industrials	13.5
Information Technology	10.9
Consumer Discretionary	9.7
Energy	6.2
Utilities	6.1
Health Care	5.3
Materials	4.0
Consumer Staples	2.4
Telecommunication Services	1.0

MIST-3

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.72%	$1,000.00	$1,008.30	$3.59
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class B(a)	Actual	0.97%	$1,000.00	$1,007.60	$4.83
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
AAR Corp.	210,400	$6,705,448
Engility Holdings, Inc.	40,900	1,029,044
Moog, Inc. - Class A (a)	23,300	1,646,844
National Presto Industries, Inc. (b)	5,800	465,856

		9,847,192

Air Freight & Logistics—0.7%
Atlas Air Worldwide Holdings, Inc. (a)	78,200	4,297,872

Airlines—0.3%
Alaska Air Group, Inc.	31,200	2,010,216

Auto Components—1.4%
Cooper Tire & Rubber Co.	203,000	6,867,490
Dana Holding Corp. (b)	57,200	1,177,176
Stoneridge, Inc. (a)	77,700	909,867

		8,954,533

Banks—16.8%
1st Source Corp.	36,401	1,242,002
American National Bankshares, Inc. (b)	2,500	59,525
Bancfirst Corp.	26,800	1,754,060
BancorpSouth, Inc.	138,100	3,557,456
Bank of Hawaii Corp. (b)	60,600	4,040,808
Banner Corp.	22,900	1,097,597
BBCN Bancorp, Inc.	130,700	1,933,053
Bridge Capital Holdings (a)	7,200	214,560
Capital Bank Financial Corp. - Class A (a)	85,800	2,494,206
Cascade Bancorp (a)	31,471	163,020
Cathay General Bancorp	76,200	2,472,690
Central Pacific Financial Corp.	213,901	5,080,149
Century Bancorp, Inc. - Class A	3,100	126,046
Chemical Financial Corp.	26,800	886,008
Citizens & Northern Corp. (b)	7,300	150,015
City Holding Co. (b)	53,509	2,635,318
CoBiz Financial, Inc.	36,340	474,964
Columbia Banking System, Inc.	20,300	660,562
Community Bank System, Inc. (b)	50,100	1,892,277
Community Trust Bancorp, Inc.	45,216	1,576,682
Customers Bancorp, Inc. (a)	62,400	1,677,936
East West Bancorp, Inc.	6,128	274,657
Financial Institutions, Inc.	25,799	640,847
First Bancorp	11,300	188,484
First Bancorp (a)	472,800	2,278,896
First Busey Corp.	153,700	1,009,809
First Citizens BancShares, Inc. - Class A	3,100	815,424
First Commonwealth Financial Corp.	490,100	4,700,059
First Community Bancshares, Inc.	17,200	313,384
First Financial Bancorp	43,400	778,596
First Financial Bankshares, Inc. (b)	27,900	966,456
First Interstate BancSystem, Inc. - Class A	43,000	1,192,820
Flushing Financial Corp.	71,000	1,491,710
FNB Corp. (b)	172,100	2,464,472
Glacier Bancorp, Inc.	78,500	2,309,470
Great Southern Bancorp, Inc. (b)	13,600	573,104
Guaranty Bancorp	9,900	163,449

Banks—(Continued)
Hancock Holding Co.	123,000	3,924,930
Heartland Financial USA, Inc.	20,183	751,211
Heritage Financial Corp.	9,034	161,438
Hudson Valley Holding Corp.	25,732	725,900
Lakeland Bancorp, Inc.	23,045	274,005
Lakeland Financial Corp.	10,400	451,048
MainSource Financial Group, Inc.	74,704	1,639,753
MB Financial, Inc.	44,400	1,529,136
Metro Bancorp, Inc.	21,900	572,466
National Penn Bancshares, Inc.	17,500	197,400
OFG Bancorp (b)	208,245	2,221,974
Pacific Continental Corp.	29,085	393,520
PacWest Bancorp (b)	57,600	2,693,376
Preferred Bank	6,500	195,325
Republic Bancorp, Inc. - Class A	7,400	190,180
S&T Bancorp, Inc.	8,100	239,679
Sierra Bancorp	6,500	112,515
Simmons First National Corp. - Class A	27,900	1,302,372
Southside Bancshares, Inc. (b)	6,555	191,603
Southwest Bancorp, Inc.	61,500	1,144,515
State Bank Financial Corp.	21,300	462,210
Stock Yards Bancorp, Inc.	4,700	177,613
Suffolk Bancorp	6,500	166,790
Susquehanna Bancshares, Inc.	133,400	1,883,608
TCF Financial Corp.	163,000	2,707,430
Tompkins Financial Corp.	14,659	787,481
Trustmark Corp. (b)	53,200	1,328,936
UMB Financial Corp.	69,200	3,945,784
Umpqua Holdings Corp.	220,461	3,966,093
Union Bankshares Corp.	162,274	3,771,248
Valley National Bancorp (b)	28,574	294,598
Washington Trust Bancorp, Inc. (b)	14,100	556,668
Webster Financial Corp.	41,300	1,633,415
WesBanco, Inc.	5,472	186,157
West Bancorp, Inc. (b)	15,520	307,917
Westamerica Bancorp (b)	103,400	5,237,210
Wilshire Bancorp, Inc.	256,200	3,235,806

		103,911,881

Biotechnology—1.1%
Agios Pharmaceuticals, Inc. (a) (b)	10,000	1,111,400
Applied Genetic Technologies Corp. (a)	3,900	59,826
Ardelyx, Inc. (a)	12,600	201,222
Avalanche Biotechnologies, Inc. (a)	3,900	63,336
Cara Therapeutics, Inc. (a) (b)	15,000	182,250
Dicerna Pharmaceuticals, Inc. (a)	8,800	122,760
Epizyme, Inc. (a) (b)	6,400	153,600
Idera Pharmaceuticals, Inc. (a) (b)	239,100	887,061
Ignyta, Inc. (a)	4,200	63,378
Immune Design Corp. (a) (b)	7,400	152,810
Insmed, Inc. (a) (b)	22,400	547,008
Karyopharm Therapeutics, Inc. (a) (b)	3,000	81,630
Kite Pharma, Inc. (a) (b)	5,600	341,432
MacroGenics, Inc. (a)	7,400	280,978
Radius Health, Inc. (a)	22,800	1,543,560
Sage Therapeutics, Inc. (a)	2,600	189,800

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Ultragenyx Pharmaceutical, Inc. (a) (b)	6,000	$614,340
Verastem, Inc. (a) (b)	18,200	137,228
Zafgen, Inc. (a) (b)	5,200	180,076

		6,913,695

Building Products—0.5%
Gibraltar Industries, Inc. (a)	156,000	3,177,720

Capital Markets—1.5%
Arlington Asset Investment Corp. - Class A (b)	38,200	747,192
BGC Partners, Inc. - Class A	90,600	792,750
Cowen Group, Inc. - Class A (a) (b)	267,600	1,712,640
International FCStone, Inc. (a)	8,400	279,216
Investment Technology Group, Inc.	113,200	2,807,360
Janus Capital Group, Inc. (b)	24,900	426,288
Oppenheimer Holdings, Inc. - Class A	20,809	546,861
Stifel Financial Corp. (a)	32,400	1,870,776
Virtu Financial, Inc. - Class A (a)	14,500	340,460

		9,523,543

Chemicals—1.6%
KMG Chemicals, Inc.	6,300	160,272
Minerals Technologies, Inc.	73,600	5,014,368
Olin Corp.	83,300	2,244,935
OM Group, Inc.	48,300	1,622,880
Tredegar Corp.	34,725	767,770

		9,810,225

Commercial Services & Supplies—2.2%
ABM Industries, Inc.	21,700	713,279
ACCO Brands Corp. (a)	495,130	3,847,160
ARC Document Solutions, Inc. (a)	49,375	375,744
Cenveo, Inc. (a) (b)	320,407	679,263
Ennis, Inc.	31,100	578,149
Essendant, Inc.	92,400	3,626,700
HNI Corp.	31,215	1,596,647
Kimball International, Inc. - Class B	5,200	63,232
Quad/Graphics, Inc.	106,907	1,978,849

		13,459,023

Communications Equipment—1.6%
Black Box Corp.	76,992	1,539,840
Comtech Telecommunications Corp.	56,582	1,643,707
Harmonic, Inc. (a)	294,400	2,010,752
NETGEAR, Inc. (a)	59,300	1,780,186
Polycom, Inc. (a)	252,900	2,893,176

		9,867,661

Construction & Engineering—1.7%
Argan, Inc.	92,910	3,747,060
Comfort Systems USA, Inc.	51,900	1,191,105
EMCOR Group, Inc.	112,900	5,393,233

		10,331,398

Consumer Finance—0.5%
Nelnet, Inc. - Class A	40,700	1,762,717
World Acceptance Corp. (a) (b)	21,900	1,347,069

		3,109,786

Containers & Packaging—0.6%
Graphic Packaging Holding Co.	233,000	3,245,690
Myers Industries, Inc.	28,900	549,100

		3,794,790

Distributors—0.0%
VOXX International Corp. (a)	32,700	270,756

Diversified Consumer Services—1.2%
Ascent Capital Group, Inc. - Class A (a)	23,111	987,764
K12, Inc. (a)	149,700	1,893,705
Regis Corp. (a)	254,300	4,007,768
Steiner Leisure, Ltd. (a)	14,400	774,432

		7,663,669

Diversified Financial Services—0.1%
Marlin Business Services Corp.	21,774	367,545

Diversified Telecommunication Services—1.0%
Cincinnati Bell, Inc. (a)	368,600	1,408,052
Fairpoint Communications, Inc. (a)	42,800	779,816
magicJack VocalTec, Ltd. (a) (b)	28,385	210,901
Vonage Holdings Corp. (a)	681,800	3,347,638
Windstream Holdings, Inc.	33,700	215,006

		5,961,413

Electric Utilities—1.7%
El Paso Electric Co.	109,605	3,798,909
PNM Resources, Inc.	52,500	1,291,500
Portland General Electric Co. (b)	143,900	4,771,724
Spark Energy, Inc. - Class A	4,000	63,040
Unitil Corp.	19,100	630,682

		10,555,855

Electrical Equipment—0.4%
General Cable Corp.	69,400	1,369,262
GrafTech International, Ltd. (a)	21,919	108,718
LSI Industries, Inc.	52,265	488,155
Polypore International, Inc. (a)	6,600	395,208

		2,361,343

Electronic Equipment, Instruments & Components—1.7%
Benchmark Electronics, Inc. (a)	182,400	3,972,672
Checkpoint Systems, Inc.	35,000	356,300
Coherent, Inc. (a)	23,500	1,491,780
Insight Enterprises, Inc. (a)	83,300	2,491,503
Sanmina Corp. (a)	57,100	1,151,136
Tech Data Corp. (a)	8,000	460,480
Vishay Intertechnology, Inc. (b)	52,300	610,864

		10,534,735

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—2.7%
Atwood Oceanics, Inc.	45,600	$1,205,664
GulfMark Offshore, Inc. - Class A (b)	76,514	887,562
Helix Energy Solutions Group, Inc. (a)	272,800	3,445,464
Key Energy Services, Inc. (a)	936,941	1,686,494
Mitcham Industries, Inc. (a) (b)	3,500	14,665
North Atlantic Drilling, Ltd. (b)	219,126	260,760
Parker Drilling Co. (a)	114,500	380,140
Pioneer Energy Services Corp. (a)	484,700	3,072,998
SEACOR Holdings, Inc. (a) (b)	45,200	3,206,488
Unit Corp. (a)	86,310	2,340,727

		16,500,962

Food & Staples Retailing—0.4%
Smart & Final Stores, Inc. (a)	67,300	1,202,651
SpartanNash Co.	31,300	1,018,502

		2,221,153

Food Products—0.7%
Farmer Bros Co. (a) (b)	4,100	96,350
Fresh Del Monte Produce, Inc.	38,300	1,480,678
Pinnacle Foods, Inc.	55,900	2,545,686
Sanderson Farms, Inc. (b)	2,000	150,320
Seneca Foods Corp. - Class A (a)	4,738	131,574

		4,404,608

Gas Utilities—2.1%
AGL Resources, Inc.	31,400	1,461,984
Chesapeake Utilities Corp.	11,350	611,198
Laclede Group, Inc. (The) (b)	95,039	4,947,730
Northwest Natural Gas Co. (b)	52,900	2,231,322
Piedmont Natural Gas Co., Inc.	16,900	596,739
Southwest Gas Corp.	55,600	2,958,476

		12,807,449

Health Care Equipment & Supplies—1.5%
Inogen, Inc. (a)	15,000	669,000
NuVasive, Inc. (a)	33,100	1,568,278
SurModics, Inc. (a) (b)	75,586	1,770,224
Thoratec Corp. (a)	122,500	5,459,825

		9,467,327

Health Care Providers & Services—1.9%
Alliance HealthCare Services, Inc. (a)	11,361	212,337
Centene Corp. (a) (b)	46,500	3,738,600
Cross Country Healthcare, Inc. (a)	245,400	3,111,672
Select Medical Holdings Corp.	63,600	1,030,320
Surgical Care Affiliates, Inc. (a)	90,400	3,469,552

		11,562,481

Health Care Technology—0.4%
MedAssets, Inc. (a)	114,200	2,519,252

Hotels, Restaurants & Leisure—1.7%
Bob Evans Farms, Inc.	44,400	2,266,620
Bojangles’, Inc. (a)	3,500	83,510

Hotels, Restaurants & Leisure—(Continued)
Dave & Buster’s Entertainment, Inc. (a)	21,700	783,153
Fogo De Chao, Inc. (a)	4,500	104,220
Isle of Capri Casinos, Inc. (a)	250,541	4,547,319
Jack in the Box, Inc.	7,000	617,120
Ruby Tuesday, Inc. (a)	23,400	146,718
Ruth’s Hospitality Group, Inc.	100,800	1,624,896
Scientific Games Corp. - Class A (a) (b)	12,100	188,034
Speedway Motorsports, Inc.	15,100	342,015

		10,703,605

Household Durables—0.8%
CSS Industries, Inc.	41,551	1,256,918
Leggett & Platt, Inc. (b)	35,100	1,708,668
MDC Holdings, Inc.	14,500	434,565
NACCO Industries, Inc. - Class A	10,200	619,752
Ryland Group, Inc. (The) (b)	25,600	1,187,072

		5,206,975

Household Products—0.4%
Central Garden & Pet Co. - Class A (a)	224,500	2,561,545

Independent Power and Renewable Electricity Producers—0.6%
Atlantic Power Corp. (b)	675,606	2,080,867
Ormat Technologies, Inc.	43,100	1,624,008

		3,704,875

Insurance—4.7%
American Equity Investment Life Holding Co.	141,500	3,817,670
Arch Capital Group, Ltd. (a) (b)	12,556	840,750
Argo Group International Holdings, Ltd.	45,464	2,532,345
CNO Financial Group, Inc.	351,900	6,457,365
Global Indemnity plc (a)	4,300	120,744
Hallmark Financial Services, Inc. (a)	27,321	310,913
Horace Mann Educators Corp.	86,711	3,154,546
Kemper Corp.	14,600	562,830
Maiden Holdings, Ltd. (b)	34,000	536,520
Navigators Group, Inc. (The) (a)	13,300	1,031,548
Primerica, Inc.	40,100	1,832,169
ProAssurance Corp.	64,800	2,994,408
StanCorp Financial Group, Inc.	23,500	1,776,835
Symetra Financial Corp.	116,800	2,823,056
United Fire Group, Inc.	6,400	209,664

		29,001,363

Internet Software & Services—1.4%
Bazaarvoice, Inc. (a)	212,000	1,248,680
Benefitfocus, Inc. (a) (b)	34,400	1,508,440
Blucora, Inc. (a)	137,800	2,225,470
EarthLink Holdings Corp.	229,400	1,718,206
Monster Worldwide, Inc. (a) (b)	295,600	1,933,224

		8,634,020

IT Services—1.5%
Convergys Corp.	102,700	2,617,823
EVERTEC, Inc.	12,800	271,872

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Global Cash Access Holdings, Inc. (a)	23,100	$178,794
MoneyGram International, Inc. (a)	81,900	752,661
NeuStar, Inc. - Class A (a) (b)	7,159	209,114
Sykes Enterprises, Inc. (a)	46,000	1,115,500
Unisys Corp. (a)	193,900	3,876,061

		9,021,825

Leisure Products—0.2%
Nautilus, Inc. (a)	62,000	1,333,620

Life Sciences Tools & Services—0.0%
Affymetrix, Inc. (a) (b)	25,916	283,003

Machinery—2.5%
Accuride Corp. (a)	30,600	117,810
AGCO Corp. (b)	35,100	1,992,978
Briggs & Stratton Corp. (b)	98,300	1,893,258
Douglas Dynamics, Inc.	137,742	2,958,698
Federal Signal Corp.	73,800	1,100,358
Hurco Cos., Inc.	23,782	823,333
Hyster-Yale Materials Handling, Inc.	25,400	1,759,712
Kadant, Inc.	48,607	2,294,250
Mueller Water Products, Inc. - Class A	108,900	990,990
Wabash National Corp. (a)	68,300	856,482
Watts Water Technologies, Inc. - Class A	7,700	399,245

		15,187,114

Marine—0.7%
Matson, Inc.	96,300	4,048,452

Media—1.3%
Entercom Communications Corp. - Class A (a) (b)	66,960	764,683
EW Scripps Co. (The) - Class A	237,454	5,425,824
Saga Communications, Inc. - Class A	3,335	126,230
Time, Inc.	81,100	1,866,111

		8,182,848

Metals & Mining—0.9%
Cliffs Natural Resources, Inc.	255,000	1,104,150
Coeur Mining, Inc. (a) (b)	99,300	567,003
Schnitzer Steel Industries, Inc. - Class A	71,900	1,256,093
Worthington Industries, Inc.	90,100	2,708,406

		5,635,652

Multi-Utilities—1.3%
Avista Corp.	127,200	3,898,680
NorthWestern Corp. (b)	79,783	3,889,421

		7,788,101

Multiline Retail—0.8%
Dillard’s, Inc. - Class A (b)	45,900	4,828,221

Oil, Gas & Consumable Fuels—3.5%
Adams Resources & Energy, Inc.	1,600	71,360
Alon USA Energy, Inc.	33,900	640,710

Oil, Gas & Consumable Fuels—(Continued)
Approach Resources, Inc. (a) (b)	111,400	763,090
Bill Barrett Corp. (a) (b)	625,500	5,373,045
Cloud Peak Energy, Inc. (a) (b)	163,300	760,978
EXCO Resources, Inc. (b)	151,700	179,006
Frontline, Ltd. (a) (b)	79,300	193,492
Gastar Exploration, Inc. (a)	84,534	261,210
Halcon Resources Corp. (a) (b)	771,200	894,592
Jones Energy, Inc. - Class A (a)	86,400	781,920
Midstates Petroleum Co., Inc. (a) (b)	34,682	32,254
Pacific Ethanol, Inc. (a) (b)	12,700	131,064
Penn Virginia Corp. (a) (b)	625,500	2,739,690
REX American Resources Corp. (a) (b)	99,700	6,344,908
Rex Energy Corp. (a) (b)	215,100	1,202,409
SandRidge Energy, Inc. (a)	183,100	160,579
Stone Energy Corp. (a)	26,500	333,635
VAALCO Energy, Inc. (a)	203,621	435,749
W&T Offshore, Inc. (b)	101,900	558,412
Warren Resources, Inc. (a) (b)	44,400	20,424

		21,878,527

Paper & Forest Products—0.9%
Domtar Corp.	46,700	1,933,380
PH Glatfelter Co.	6,400	140,736
Schweitzer-Mauduit International, Inc.	80,700	3,218,316

		5,292,432

Pharmaceuticals—0.3%
Amphastar Pharmaceuticals, Inc. (a)	31,000	544,980
Medicines Co. (The) (a) (b)	31,500	901,215
Revance Therapeutics, Inc. (a) (b)	9,300	297,414
ZS Pharma, Inc. (a)	3,100	162,409

		1,906,018

Professional Services—1.8%
Barrett Business Services, Inc.	66,060	2,399,299
CRA International, Inc. (a)	10,200	284,274
FTI Consulting, Inc. (a)	145,000	5,979,800
RPX Corp. (a)	60,600	1,024,140
VSE Corp.	28,800	1,541,088

		11,228,601

Real Estate Investment Trusts—13.3%
American Assets Trust, Inc.	8,500	333,285
Anworth Mortgage Asset Corp.	1,047,066	5,162,035
Apartment Investment & Management Co. - Class A	72,600	2,681,118
Ashford Hospitality Prime, Inc.	48,439	727,554
Ashford Hospitality Trust, Inc.	241,895	2,046,432
Capstead Mortgage Corp. (b)	400,458	4,445,084
CBL & Associates Properties, Inc.	154,800	2,507,760
Cedar Realty Trust, Inc.	73,603	471,059
Chambers Street Properties (b)	178,800	1,421,460
Coresite Realty Corp.	123,100	5,593,664
CubeSmart	202,800	4,696,848
CyrusOne, Inc.	16,400	482,980

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
CYS Investments, Inc. (b)	765,600	$5,918,088
DCT Industrial Trust, Inc.	175,975	5,532,654
DiamondRock Hospitality Co.	117,600	1,506,456
DuPont Fabros Technology, Inc.	25,900	762,755
Education Realty Trust, Inc.	32,300	1,012,928
EPR Properties	27,700	1,517,406
FelCor Lodging Trust, Inc.	261,969	2,588,254
First Industrial Realty Trust, Inc.	46,500	870,945
First Potomac Realty Trust (b)	180,100	1,855,030
Franklin Street Properties Corp.	59,900	677,469
Getty Realty Corp.	53,736	879,121
Gladstone Commercial Corp.	27,100	448,776
Government Properties Income Trust (b)	126,600	2,348,430
Highwoods Properties, Inc.	21,500	858,925
Home Properties, Inc.	24,300	1,775,115
Hospitality Properties Trust	58,800	1,694,616
LaSalle Hotel Properties	29,300	1,038,978
LTC Properties, Inc.	36,500	1,518,400
Mid-America Apartment Communities, Inc.	5,432	395,504
Pebblebrook Hotel Trust	47,500	2,036,800
Pennsylvania Real Estate Investment Trust	112,000	2,390,080
Potlatch Corp.	112,300	3,966,436
PS Business Parks, Inc.	13,200	952,380
QTS Realty Trust, Inc. - Class A	11,600	422,820
RAIT Financial Trust (b)	348,900	2,131,779
Saul Centers, Inc.	4,400	216,436
Strategic Hotels & Resorts, Inc. (a)	28,000	339,360
Sunstone Hotel Investors, Inc.	161,126	2,418,501
Taubman Centers, Inc.	5,100	354,450
Urstadt Biddle Properties, Inc. - Class A	28,800	537,984
Washington Real Estate Investment Trust (b)	92,200	2,392,590
WP GLIMCHER, Inc.	2,247	30,402

		81,959,147

Real Estate Management & Development—1.2%
Alexander & Baldwin, Inc.	75,600	2,978,640
Forestar Group, Inc. (a) (b)	172,600	2,271,416
St. Joe Co. (The) (a) (b)	134,300	2,085,679

		7,335,735

Road & Rail—0.9%
AMERCO	1,700	555,747
ArcBest Corp.	79,300	2,521,740
PAM Transportation Services, Inc. (a)	19,900	1,155,195
USA Truck, Inc. (a)	61,000	1,295,030

		5,527,712

Semiconductors & Semiconductor Equipment—2.6%
Amkor Technology, Inc. (a)	174,500	1,043,510
Cohu, Inc.	53,800	711,774
Cypress Semiconductor Corp. (a) (b)	401,702	4,724,015
DSP Group, Inc. (a)	97,687	1,009,107
Fairchild Semiconductor International, Inc. (a)	16,700	290,246
First Solar, Inc. (a)	38,000	1,785,240
IXYS Corp.	24,600	376,380

Semiconductors & Semiconductor Equipment—(Continued)
Pericom Semiconductor Corp.	29,200	383,980
Photronics, Inc. (a)	69,500	660,945
Qorvo, Inc. (a)	35,299	2,833,451
Ultra Clean Holdings, Inc. (a)	166,900	1,039,787
Xcerra Corp. (a)	170,139	1,287,952

		16,146,387

Software—2.1%
A10 Networks, Inc. (a)	67,400	434,056
Aspen Technology, Inc. (a)	46,500	2,118,075
EnerNOC, Inc. (a) (b)	153,700	1,490,890
Fair Isaac Corp.	23,500	2,133,330
Rovi Corp. (a) (b)	125,200	1,996,940
Take-Two Interactive Software, Inc. (a) (b)	179,500	4,948,815

		13,122,106

Specialty Retail—1.4%
Build-A-Bear Workshop, Inc. (a)	29,900	478,101
Children’s Place, Inc. (The)	100,100	6,547,541
Guess?, Inc. (b)	81,600	1,564,272
hhgregg, Inc. (a) (b)	33,877	113,149
Party City Holdco, Inc. (a)	12,300	249,321

		8,952,384

Textiles, Apparel & Luxury Goods—0.7%
Iconix Brand Group, Inc. (a) (b)	98,500	2,459,545
Unifi, Inc. (a)	50,581	1,694,464

		4,154,009

Thrifts & Mortgage Finance—1.5%
BankFinancial Corp.	8,085	95,241
Beneficial Bancorp, Inc. (a)	39,555	494,042
Brookline Bancorp, Inc.	28,000	316,120
Charter Financial Corp. (b)	120,800	1,499,128
First Financial Northwest, Inc.	900	11,214
Fox Chase Bancorp, Inc.	10,000	169,200
Kearny Financial Corp. (a)	7,591	84,716
MGIC Investment Corp. (a) (b)	38,500	438,130
Northfield Bancorp, Inc. (b)	260,700	3,923,535
OceanFirst Financial Corp.	20,900	389,785
Territorial Bancorp, Inc.	5,900	143,134
United Financial Bancorp, Inc.	35,900	482,855
Walker & Dunlop, Inc. (a)	19,000	508,060
WSFS Financial Corp.	28,395	776,603

		9,331,763

Tobacco—0.9%
Universal Corp. (b)	96,667	5,540,952

Trading Companies & Distributors—0.4%
DXP Enterprises, Inc. (a)	19,400	902,100
Univar, Inc. (a)	49,900	1,298,897

		2,200,997

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Water Utilities—0.5%
American States Water Co.	61,400	$2,295,746
California Water Service Group	41,200	941,420

		3,237,166

Total Common Stocks (Cost $547,907,435)		610,143,238

Short-Term Investments—17.3%

Mutual Fund—15.8%
State Street Navigator Securities Lending MET Portfolio (c)	97,621,400	97,621,400

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $9,017,466 on 07/01/15, collateralized by $8,360,000 U.S. Treasury Note at 3.625% due 08/15/19 with a value of $9,203,206.	9,017,466	9,017,466

Total Short-Term Investments (Cost $106,638,866)		106,638,866

Total Investments—116.0% (Cost $654,546,301) (d)		716,782,104
Other assets and liabilities (net)—(16.0)%		(98,863,866)

Net Assets—100.0%		$617,918,238

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $103,199,774 and the collateral received consisted of cash in the amount of $97,621,400 and non-cash collateral with a value of $8,397,093. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $654,546,301. The aggregate unrealized appreciation and depreciation of investments were $104,184,182 and $(41,948,379), respectively, resulting in net unrealized appreciation of $62,235,803.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
Russell 2000 Mini Index Futures	09/18/15	47	USD	5,923,739	$(46,859)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$610,143,238	$—	$—	$610,143,238
Short-Term Investments
Mutual Fund	97,621,400	—	—	97,621,400
Repurchase Agreement	—	9,017,466	—	9,017,466
Total Short-Term Investments	97,621,400	9,017,466	—	106,638,866
Total Investments	$707,764,638	$9,017,466	$—	$716,782,104

Collateral for securities loaned (Liability)	$—	$(97,621,400)	$—	$(97,621,400)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(46,859)	$—	$—	$(46,859)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$716,782,104
Cash	404,361
Cash collateral for futures contracts	505,000
Receivable for:
Investments sold	21,098,877
Fund shares sold	22,573
Dividends	1,319,578
Variation margin on futures contracts	23,030

Total Assets	740,155,523
Liabilities
Collateral for securities loaned	97,621,400
Payables for:
Investments purchased	23,986,122
Fund shares redeemed	63,699
Accrued expenses:
Management fees	351,497
Distribution and service fees	6,635
Deferred trustees’ fees	76,247
Other expenses	131,685

Total Liabilities	122,237,285

Net Assets	$617,918,238

Net assets consist of:
Paid in surplus	$525,249,726
Undistributed net investment income	5,969,209
Accumulated net realized gain	24,510,888
Unrealized appreciation on investments, futures contracts and foreign currency transactions	62,188,415

Net Assets	$617,918,238

Net Assets
Class A	$586,015,961
Class B	31,902,277
Capital Shares Outstanding*
Class A	35,581,328
Class B	1,951,708
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.47
Class B	16.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $654,546,301.
(b)	Includes securities loaned at value of $103,199,774.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$8,011,692
Securities lending income	329,413

Total investment income	8,341,105
Expenses
Management fees	2,511,041
Administration fees	7,858
Custodian and accounting fees	54,626
Distribution and service fees—Class B	39,990
Audit and tax services	20,058
Legal	14,288
Trustees’ fees and expenses	19,699
Shareholder reporting	23,394
Insurance	2,115
Miscellaneous	6,594

Total expenses	2,699,663
Less management fee waiver	(305,652)

Net expenses	2,394,011

Net Investment Income	5,947,094

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	25,381,286
Futures contracts	2,151,730
Foreign currency transactions	(251)

Net realized gain	27,532,765

Net change in unrealized depreciation on:
Investments	(26,810,455)
Futures contracts	(1,021,784)
Foreign currency transactions	(318)

Net change in unrealized depreciation	(27,832,557)

Net realized and unrealized loss	(299,792)

Net Increase in Net Assets From Operations	$5,647,302

(a)	Net of foreign withholding taxes of $8,864.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,947,094	$8,486,441
Net realized gain	27,532,765	52,208,494
Net change in unrealized depreciation	(27,832,557)	(31,816,570)

Increase in net assets from operations	5,647,302	28,878,365

From Distributions to Shareholders
Net investment income
Class A	(7,884,092)	(8,011,314)
Class B	(351,762)	(267,345)
Net realized capital gains
Class A	(50,159,695)	(87,679,384)
Class B	(2,732,783)	(3,695,921)

Total distributions	(61,128,332)	(99,653,964)

Decrease in net assets from capital share transactions	(6,386,938)	(26,338,519)

Total decrease in net assets	(61,867,968)	(97,114,118)

Net Assets
Beginning of period	679,786,206	776,900,324

End of period	$617,918,238	$679,786,206

Undistributed net investment income
End of period	$5,969,209	$8,257,969

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	128,094	$2,305,261	2,369,421	$41,163,248
Reinvestments	3,486,113	58,043,787	5,675,605	95,690,698
Redemptions	(3,816,097)	(68,930,209)	(9,685,830)	(167,274,836)

Net decrease	(201,890)	$(8,581,161)	(1,640,804)	$(30,420,890)

Class B
Sales	75,401	$1,350,370	224,136	$3,921,256
Reinvestments	186,716	3,084,545	236,613	3,963,266
Redemptions	(125,220)	(2,240,692)	(214,007)	(3,802,151)

Net increase	136,897	$2,194,223	246,742	$4,082,371

Decrease derived from capital shares transactions		$(6,386,938)		$(26,338,519)

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.09		$19.93	$15.07	$13.14	$14.85	$12.52

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.22	0.21	0.21	0.15	0.18
Net realized and unrealized gain (loss) on investments	0.00		0.52	4.77	1.84	(1.62)	2.26

Total from investment operations	0.17		0.74	4.98	2.05	(1.47)	2.44

Less Distributions
Distributions from net investment income	(0.24)		(0.22)	(0.12)	(0.12)	(0.24)	(0.11)
Distributions from net realized capital gains	(1.55)		(2.36)	0.00	0.00	0.00	0.00

Total distributions	(1.79)		(2.58)	(0.12)	(0.12)	(0.24)	(0.11)

Net Asset Value, End of Period	$16.47		$18.09	$19.93	$15.07	$13.14	$14.85

Total Return (%) (b)	0.83	(c)	4.66	33.25	15.66	(10.12)	19.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.82	0.83	0.84	0.85	0.87
Net ratio of expenses to average net assets (%) (e)	0.72	(d)	0.73	0.75	0.84	0.85	0.87
Ratio of net investment income to average net assets (%)	1.84	(d)	1.22	1.21	1.44	1.08	1.39
Portfolio turnover rate (%)	20	(c)	35	110	38	47	41
Net assets, end of period (in millions)	$586.0		$647.2	$745.9	$377.3	$302.8	$258.5

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.94		$19.79	$14.97	$13.06	$14.78	$12.48

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.18	0.16	0.17	0.12	0.16
Net realized and unrealized gain (loss) on investments	0.02		0.50	4.74	1.83	(1.62)	2.24

Total from investment operations	0.16		0.68	4.90	2.00	(1.50)	2.40

Less Distributions
Distributions from net investment income	(0.20)		(0.17)	(0.08)	(0.09)	(0.22)	(0.10)
Distributions from net realized capital gains	(1.55)		(2.36)	0.00	0.00	0.00	0.00

Total distributions	(1.75)		(2.53)	(0.08)	(0.09)	(0.22)	(0.10)

Net Asset Value, End of Period	$16.35		$17.94	$19.79	$14.97	$13.06	$14.78

Total Return (%) (b)	0.76	(c)	4.37	32.90	15.36	(10.36)	19.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(d)	1.07	1.08	1.09	1.10	1.12
Net ratio of expenses to average net assets (%) (e)	0.97	(d)	0.98	1.00	1.09	1.10	1.12
Ratio of net investment income to average net assets (%)	1.59	(d)	1.00	0.90	1.18	0.85	1.21
Portfolio turnover rate (%)	20	(c)	35	110	38	47	41
Net assets, end of period (in millions)	$31.9		$32.6	$31.0	$25.4	$21.8	$16.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-15

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to passive foreign investment companies (PFICs), foreign currency transactions and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-16

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $9,017,466, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s

MIST-17

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts*	$46,859

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$2,151,730

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(1,021,784)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$15,183

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-18

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$127,737,124	$0	$164,534,534

During the six months ended June 30, 2015, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $97,304 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$2,511,041	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period November 1, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-19

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$43,684,657	$4,830,200	$55,969,307	$—	$99,653,964	$4,830,200

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$29,989,302	$30,965,653	$87,262,012	$—	$148,216,967

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-20

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 4.23% and 4.14%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index (WGBI)2, returned 2.63% and
-4.02%, respectively. A blend of the MSCI World Index (60%) and the Citigroup WGBI (40%) returned -0.01%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets looked set for respectable gains during the second quarter only for the growing uncertainty in Greece to unwind returns and result in largely flat returns for the quarter overall. However, equity performance over the reporting period was strong, led by the markets in Japan and Europe, while the United States was up modestly following the strong performance in 2014. Policy steps by the European Central Bank have boosted confidence and resulted in improved economic data, despite the situation in Greece. Corporate reforms in Japan have boosted stock prices and have led to very early signs of a more pro-shareholder orientation. Emerging market equities have had a mixed showing so far in 2015. Challenges in Latin America, particularly, with regards Brazil, have weighed on performance, while there has been exceptional volatility in both directions in the Chinese stock markets.

After a sour finish to 2014, corporate bonds found better footing in early 2015 due to oil stability and satisfactory corporate fundamentals providing a favorable backdrop. U.S. investment grade corporates were overall relatively resilient given government bond volatility, but they still modestly underperformed comparable government bonds. At times, issuance volume was robust and liquidity was shallow, both of which created additional performance headwinds.

U.S. yields ended the period higher due to the global bond rout during the second quarter. Longer-maturity issues generally underperformed as the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) steepened. Weak first-quarter U.S. data caused expectations for the Federal Reserve’s first rate hikes rate hike to be pushed out, even as growth appeared stronger in the second quarter. Looming U.S. rate hikes weighed on local emerging markets and currencies. However, stable energy prices helped emerging market hard currency bonds, especially high yield, perform well. The nine-month U.S. dollar rally peaked in March then faded into the summer months.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Against this backdrop, the Portfolio delivered strong absolute and relative performance, comfortably exceeding its benchmark. The equity portion of the Portfolio was driven principally by strong stock selection across several key sectors, including Heath Care, Consumer Discretionary, Financials, Information Technology, and Consumer Staples. Detractors were concentrated to the Energy and Industrials sectors, as well as a result of exposure to some emerging market regions.

The stocks that contributed the most to overall performance included Valeant Pharmaceuticals, Amazon.com, and Mitsubishi UFJ Financial. Valeant Pharmaceutical, a Canadian pharmaceutical company, performed well following the acquisition of Salix (a leader in the growing U.S. gastrointestinal market). Investors have greater visibility and appreciation of management’s cash flow targets for the next two years. Moreover, Valeant’s first-quarter earnings report marked a third consecutive quarter of strong organic growth, boosting investor confidence in the ability of management to deliver results on past merger and acquisition deals. Amazon, an online retailer, also reported results which suggested an acceleration of strong fundamentals, and we expect to see continued improvement on operating margins going forward. Shares of Mitsubishi UFJ Financial, a diversified Japanese bank, were strong in the first half of 2015 as a result of its improved corporate governance efforts. These included announcing share buybacks in late 2014 and early 2015 and plans to reduce its share holdings in corporate clients. Mitsubishi is seen by many to have taken the lead among Japanese banks in striving for greater corporate governance.

The stocks that detracted from overall performance included Alibaba Group, Genomma Lab Internacional, and Precision Castparts. Alibaba, a Chinese e-commerce company, has been a strong performer year to date but is currently facing some near-term headwinds that we view as temporary. These include their online lottery revenue and a fee reduction for Juhuasuan (the company’s daily deals website). Shares of Genomma, a global specialty pharmaceutical, lagged earlier in the year as the company continued to struggle in its home market and as expansion efforts into Europe became questionable. We sold our position in the stock in February. Customer de-stocking in the aerospace endmarket and lower oil and gas demand weighed on both revenues and margins in the first half of calendar 2015 for Precision Castparts, a global aircraft and parts manufacturer. The company lowered guidance for fiscal 2016, as these headwinds are likely to persist in the near term. We sold this position at the end of March.

For the fixed income portion of the Portfolio, security selection was a strong driver of performance during the first half of the year. Our bias toward U.S.-dollar-pay bonds, including emerging markets and high yield issuers, proved favorable. Specifically, credits in industries such as Communications, Healthcare, Chemicals, and Retail performed well particularly well.

Bonds denominated in euro had the most negative impact on overall performance, as the European Central Bank’s introduction of quantitative easing in the wake of declining inflation weighed on the currency. The New Zealand dollar underperformed after a rate cut and dovish tilt from the Reserve Bank of New Zealand, causing bonds held in that currency to detract from overall performance. Selected holdings in emerging markets currencies, such as Brazilian real and Mexican peso, also detracted from results. Japanese yen and euro exposure was raised over the period as valuation in these currencies

MIST-1

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

finally moved toward fair or undervalued, though emerging market exposures have been kept modest. Currency forwards were used during the period to express views on currencies and hedge underlying positions; these instruments contributed marginally to performance.

Over the past six months, we have added new names to the Portfolio. Examples of these new names include Actavis, Geberit, Alexion Pharmaceuticals, Thales, ING, and Universal Rubina. Actavis is a global pharmaceutical company focused on developing, manufacturing and commercializing branded pharmaceuticals, generic and over-the-counter medicines, and biologic products. Geberit, a manufacturer of sanitary systems and related parts, offers one of the best visibilities for growth in the European Industrials sector and generates among the highest returns-on-invested-capital in the process, yet the stock is attractively valued on a few different metrics. Alexion Pharmaceuticals is a global biopharmaceutical company focused on developing therapies for patients with rare diseases. A strong product pipeline, strict cost discipline, attention to tax preservation and mergers-and-acquisitions activity should continue to grow margins as pipeline success is leveraged into the company’s overall infrastructure. Thales is a French multinational company that designs and builds electrical systems and provides services for the aerospace, defense, transportation and security markets. Our thesis on Thales is based on a predicated bottoming out of defense budgets in Europe where defense drives around 50% of its earnings. The other 50% of earnings comes mostly from their exposure to Civil Aerospace, mainly Airbus, where we are positive on Airbus taking up their annual build rates for their mainstay aircraft. ING is a Netherlands-based bank. It is close to the end of selling non-core businesses, and this should enable it to return significant capital to shareholders and focus on its high-quality north European retail banking franchise. Universal Rubina is one of the largest branded consumer food and beverage companies based in the Philippines. The company shows attractive quality and intrinsic growth features, including the introduction of premium products to target a larger demographic and pricing stability. Other new names include Wells Fargo and Comcast.

To fund these new positions we sold the Portfolio’s positions in Bayer AG, Gilead Sciences, and Genomma Lab. We have also decreased the Portfolio’s weighting in the Energy sector overall through the sale of holdings in Noble Energy and Corelabs. The sale of the Portfolio’s positions in Valspar and Praxair result in zero exposure to the Materials sector. Other names that were sold over the past six months include Diageo, Lowes, Suzuki, American Express, and Wyndham Worldwide.

The equity portion of the Portfolio is an unconstrained, fundamentally driven strategy with an emphasis on forward-looking scenario analysis. At the period end, and as a result of our bottom-up investment approach, we were primarily overweight the Information Technology, Healthcare, Consumer Discretionary, and Industrials sectors and underweight the Consumer Staples, Energy, and Financial sectors. In addition to the new zero weight in Materials, at period end we did not own any equity securities in the Telecommunications and Utilities sectors.

From a regional perspective, at period end the Portfolio remained underweight developed Asia and Europe and, to a lesser extent, North America, and overweight emerging markets. The Portfolio’s relative positioning is the result of our process as we look to identify quality companies that have the ability to grow intrinsic value and currently trade at an attractive valuation.

At period end, the approximate fixed income portion of the Portfolio had a corporate bond allocation of 22% and a high yield allocation of 13%. The Portfolio continued to prefer the U.S. dollar debt markets over the euro and yen and other currencies, leaving room to add to emerging market currencies should their weakening trend overshoot. The Portfolio maintained a slightly shorter duration than the benchmark given potential for rising market yields.
Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE CITIGROUP WORLD GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	Since Inception[3]
Loomis Sayles Global Markets Portfolio
Class A	4.23	2.53	13.10	8.27
Class B	4.14	2.30	12.83	8.00
MSCI World Index	2.63	1.43	13.10	4.77
Citigroup World Government Bond Index	-4.02	-9.02	1.05	3.49

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

3 Inception date of the Class A and Class B shares is 5/1/2006. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Equity Sectors

% of Net Assets
Financials	13.3
Information Technology	12.4
Health Care	12.0
Consumer Discretionary	10.8
Industrials	8.6

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	22.5
Foreign Government	5.0
U.S. Treasury & Government Agencies	3.5
Convertible Bonds	1.5
Municipals	0.2

MIST-3

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A	Actual	0.78%	$1,000.00	$1,042.30	$3.95
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class B	Actual	1.03%	$1,000.00	$1,041.40	$5.21
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—64.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
Thales S.A.	94,295	$5,704,567
TransDigm Group, Inc. (a)	56,362	12,662,851

		18,367,418

Auto Components—0.7%
Motherson Sumi Systems, Ltd.	469,422	3,818,273

Banks—5.8%
HDFC Bank, Ltd.	269,944	5,171,878
ING Groep NV	504,891	8,371,995
M&T Bank Corp. (b)	43,646	5,452,695
Mitsubishi UFJ Financial Group, Inc.	935,500	6,694,365
Wells Fargo & Co.	74,129	4,169,015

		29,859,948

Beverages—2.3%
Anheuser-Busch InBev NV	64,863	7,806,622
Asahi Group Holdings, Ltd.	133,300	4,236,735

		12,043,357

Biotechnology—1.3%
Alexion Pharmaceuticals, Inc. (a)	37,851	6,842,325

Building Products—0.7%
Geberit AG	11,242	3,753,646

Capital Markets—1.6%
Goldman Sachs Group, Inc. (The)	40,577	8,472,072

Diversified Financial Services—1.4%
London Stock Exchange Group plc	188,997	7,050,572

Energy Equipment & Services—2.0%
Oceaneering International, Inc. (b)	70,931	3,304,675
Schlumberger, Ltd.	81,303	7,007,506

		10,312,181

Food Products—0.8%
Universal Robina Corp.	895,450	3,852,217

Health Care Providers & Services—1.6%
UnitedHealth Group, Inc.	66,812	8,151,064

Household Durables—1.9%
Jarden Corp. (a)	185,564	9,602,937

Insurance—4.4%
AIA Group, Ltd.	1,247,200	8,119,534
Legal & General Group plc	1,912,707	7,473,822
Travelers Cos., Inc. (The)	71,841	6,944,151

		22,537,507

Internet & Catalog Retail—3.2%
Amazon.com, Inc. (a)	16,268	7,061,776

Internet & Catalog Retail—(Continued)
Priceline Group, Inc. (The) (a)	8,371	9,638,118

		16,699,894

Internet Software & Services—6.1%
Alibaba Group Holding, Ltd. (ADR) (a)	118,189	9,723,409
Facebook, Inc. - Class A (a)	97,125	8,329,925
Google, Inc. - Class A (a)	14,617	7,893,765
Google, Inc. - Class C (a)	9,990	5,199,895

		31,146,994

IT Services—4.2%
CGI Group, Inc. - Class A (a)	189,300	7,403,767
Cielo S.A.	227,320	3,203,873
HCL Technologies, Ltd.	384,707	5,557,996
Nomura Research Institute, Ltd.	138,900	5,428,543

		21,594,179

Machinery—1.2%
Atlas Copco AB - A Shares (b)	212,562	5,940,099

Media—1.0%
Comcast Corp. - Class A	88,147	5,301,161

Oil, Gas & Consumable Fuels—1.2%
Kinder Morgan, Inc. (b)	160,226	6,151,076

Personal Products—1.3%
Hengan International Group Co., Ltd.	557,000	6,584,106

Pharmaceuticals—9.1%
Allergan plc (a)	47,983	14,560,921
Novo Nordisk A/S - Class B	141,039	7,735,231
Roche Holding AG	30,980	8,697,743
Valeant Pharmaceuticals International, Inc. (a)	70,199	15,594,708

		46,588,603

Road & Rail—1.2%
Genesee & Wyoming, Inc. - Class A (a) (b)	81,797	6,231,295

Semiconductors & Semiconductor Equipment—1.0%
Texas Instruments, Inc.	98,660	5,081,977

Software—1.2%
FactSet Research Systems, Inc. (b)	38,516	6,259,235

Specialty Retail—3.2%
AutoZone, Inc. (a)	18,753	12,506,376
Signet Jewelers, Ltd.	32,144	4,122,146

		16,628,522

Textiles, Apparel & Luxury Goods—0.7%
Luxottica Group S.p.A.	54,100	3,599,664

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—1.9%
Brenntag AG	63,883	$3,661,515
WW Grainger, Inc. (b)	25,963	6,144,144

		9,805,659

Total Common Stocks (Cost $277,647,302)		332,275,981

Corporate Bonds & Notes—22.5%

Advertising—0.1%
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.250%, 02/15/22	25,000	25,312
5.875%, 03/15/25 (b)	55,000	56,925
WPP plc
6.000%, 04/04/17 (GBP)	160,000	270,320

		352,557

Aerospace/Defense—0.1%
Embraer Netherlands Finance B.V.
5.050%, 06/15/25	105,000	104,737
TransDigm, Inc.
6.500%, 07/15/24	76,000	75,050
6.500%, 05/15/25 (144A)	75,000	74,250

		254,037

Airlines—0.4%
Air Canada
7.625%, 10/01/19 (144A) (CAD)	470,000	403,583
Delta Air Lines Pass-Through Trust
8.021%, 08/10/22	1,070,241	1,228,101
U.S. Airways Pass-Through Trust
5.900%, 10/01/24	68,969	77,935
8.000%, 10/01/19	34,593	39,090
United Continental Holdings, Inc.
6.375%, 06/01/18	305,000	317,963

		2,066,672

Auto Manufacturers—1.6%
Ford Motor Co.
6.625%, 10/01/28	1,675,000	2,039,812
Ford Motor Credit Co. LLC
2.459%, 03/27/20	3,000,000	2,948,211
General Motors Financial Co., Inc.
2.400%, 04/10/18	3,000,000	3,007,458
3.450%, 04/10/22	100,000	97,985
Kia Motors Corp.
3.625%, 06/14/16 (144A)	300,000	306,407

		8,399,873

Auto Parts & Equipment—0.3%
Goodyear Tire & Rubber Co. (The)
7.000%, 03/15/28	1,228,000	1,301,680

Auto Parts & Equipment—(Continued)
Tupy Overseas S.A.
6.625%, 07/17/24 (144A)	200,000	195,750

		1,497,430

Banks—2.6%
Akbank TAS
4.000%, 01/24/20 (144A)	200,000	194,808
Axis Bank, Ltd.
3.250%, 05/21/20 (144A)	225,000	223,723
Banco de Credito e Inversiones
3.000%, 09/13/17 (144A)	600,000	609,218
Banco do Brasil S.A.
3.875%, 10/10/22 (b)	300,000	272,250
Banco Santander Brasil S.A.
4.625%, 02/13/17 (144A)	400,000	410,920
Banco Santander Mexico S.A.
4.125%, 11/09/22 (144A)	150,000	149,325
Banco Votorantim S.A.
6.250%, 05/16/16 (144A) (BRL)	450,000	176,875
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
1.700%, 03/05/18 (144A)	375,000	374,162
Barclays plc
3.650%, 03/16/25	225,000	212,805
Corpbanca S.A.
3.125%, 01/15/18	230,000	230,663
Credit Agricole S.A.
4.375%, 03/17/25 (144A)	200,000	191,584
7.500%, 06/23/26 (GBP) (c)	160,000	247,629
Goldman Sachs Group, Inc. (The)
3.375%, 02/01/18 (CAD)	300,000	250,261
6.750%, 10/01/37	945,000	1,108,436
Hana Bank
4.000%, 11/03/16 (144A)	200,000	206,938
ICICI Bank, Ltd.
6.375%, 04/30/22 (144A) (b) (c)	300,000	308,373
Industrial Bank of Korea
2.375%, 07/17/17 (144A)	300,000	304,785
Itau Unibanco Holding S.A.
2.850%, 05/26/18 (144A)	385,000	381,920
6.200%, 12/21/21 (144A) (b)	300,000	317,025
Lloyds Banking Group plc
4.500%, 11/04/24	200,000	200,118
Macquarie Bank, Ltd.
6.625%, 04/07/21 (144A)	500,000	572,709
Morgan Stanley
4.100%, 05/22/23	200,000	200,374
4.350%, 09/08/26	315,000	308,662
7.625%, 03/03/16 (AUD)	500,000	397,602
Royal Bank of Scotland Group plc
6.000%, 12/19/23	470,000	497,698
Santander Holdings USA, Inc.
2.650%, 04/17/20	400,000	393,244
Shinhan Bank
2.250%, 04/15/20 (144A)	400,000	394,975
Siam Commercial Bank PCL
3.500%, 04/07/19 (144A)	420,000	431,200

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Societe Generale S.A.
4.250%, 04/14/25 (144A)	905,000	$850,935
6.750%, 04/07/21 (EUR) (c)	195,000	216,581
Standard Chartered plc
4.000%, 10/21/25 (EUR) (c)	250,000	294,544
State Bank of India
4.125%, 08/01/17 (144A)	300,000	311,712
TC Ziraat Bankasi A/S
4.250%, 07/03/19 (144A)	380,000	379,430
Turkiye Garanti Bankasi A/S
4.000%, 09/13/17 (144A)	300,000	303,541
Turkiye Halk Bankasi A/S
4.750%, 02/11/21 (144A)	210,000	206,220
Turkiye Is Bankasi A/S
3.875%, 11/07/17 (144A)	400,000	403,072
UniCredit S.p.A.
6.950%, 10/31/22 (EUR)	300,000	386,359
Woori Bank Co., Ltd.
5.875%, 04/13/21 (144A)	200,000	229,275
Yapi ve Kredi Bankasi A/S
5.250%, 12/03/18 (144A)	360,000	370,800

		13,520,751

Beverages—0.1%
Constellation Brands, Inc.
4.750%, 11/15/24	110,000	110,275
DS Services of America, Inc.
10.000%, 09/01/21 (144A)	125,000	146,250

		256,525

Biotechnology—0.6%
Amgen, Inc.
2.125%, 05/01/20	3,130,000	3,064,874

Building Materials—0.2%
Atrium Windows & Doors, Inc.
7.750%, 05/01/19 (144A)	215,000	174,150
Cemex Finance LLC
6.000%, 04/01/24 (144A) (b)	265,000	262,271
Masco Corp.
6.500%, 08/15/32	30,000	31,650
7.750%, 08/01/29	200,000	231,000
Union Andina de Cementos SAA
5.875%, 10/30/21 (144A) (b)	450,000	455,062

		1,154,133

Chemicals—0.8%
Braskem Finance, Ltd.
5.750%, 04/15/21 (144A) (b)	200,000	190,000
Chemours Co. (The)
6.625%, 05/15/23 (144A) (b)	430,000	416,562
7.000%, 05/15/25 (144A)	80,000	77,600
Hercules, Inc.
6.500%, 06/30/29	10,000	9,100

Chemicals—(Continued)
Hexion, Inc.
7.875%, 02/15/23 (d)	899,000	573,112
9.200%, 03/15/21 (d)	1,910,000	1,379,975
Incitec Pivot Finance LLC
6.000%, 12/10/19 (144A)	80,000	88,590
INEOS Group Holdings S.A.
5.750%, 02/15/19 (EUR)	180,000	202,680
Israel Chemicals, Ltd.
4.500%, 12/02/24 (144A)	380,000	381,596
OCP S.A.
4.500%, 10/22/25 (144A)	405,000	384,244
6.875%, 04/25/44 (144A)	245,000	255,462

		3,958,921

Commercial Services—0.1%
DP World, Ltd.
3.250%, 05/18/20 (144A)	350,000	347,375
RR Donnelley & Sons Co.
7.000%, 02/15/22	255,000	274,125

		621,500

Cosmetics/Personal Care—0.0%
Avon Products, Inc.
7.700%, 03/15/43	40,000	32,700

Diversified Financial Services—2.1%
Ally Financial, Inc.
3.750%, 11/18/19	4,325,000	4,292,562
BOC Aviation Pte, Ltd.
3.000%, 03/30/20	200,000	196,810
CIMPOR Financial Operations B.V.
5.750%, 07/17/24 (144A)	410,000	332,100
Jefferies Group LLC
5.125%, 01/20/23	50,000	51,619
6.250%, 01/15/36	175,000	173,531
6.450%, 06/08/27	50,000	54,287
6.875%, 04/15/21	480,000	549,415
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
7.375%, 10/01/17	90,000	93,825
Mubadala GE Capital, Ltd.
3.000%, 11/10/19 (144A)	235,000	232,944
Navient Corp.
5.000%, 10/26/20	2,085,000	2,043,300
5.875%, 10/25/24	20,000	18,800
Nomura Holdings, Inc.
2.750%, 03/19/19	485,000	489,482
Quicken Loans, Inc.
5.750%, 05/01/25 (144A) (b)	125,000	119,687
SLM Corp.
5.500%, 01/25/23	555,000	527,250
5.625%, 08/01/33	975,000	789,750
Springleaf Finance Corp.
7.750%, 10/01/21	165,000	179,025
8.250%, 10/01/23	65,000	73,287

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Unifin Financiera SAPI de C.V.
6.250%, 07/22/19 (144A) (b)	385,000	$380,669

		10,598,343

Electric—0.7%
AES Corp.
4.875%, 05/15/23	125,000	117,500
DPL, Inc.
6.750%, 10/01/19 (144A)	131,000	139,188
Dubai Electricity & Water Authority
6.375%, 10/21/16 (144A)	200,000	212,258
E-CL S.A.
5.625%, 01/15/21 (144A)	250,000	272,586
EDP Finance B.V.
2.000%, 04/22/25 (EUR)	100,000	100,593
4.125%, 01/15/20 (144A)	200,000	201,941
Emgesa S.A. E.S.P
8.750%, 01/25/21 (144A) (COP)	1,210,000,000	493,249
Empresas Publicas de Medellin E.S.P.
8.375%, 02/01/21 (144A) (COP)	1,610,000,000	651,363
Eskom Holdings SOC, Ltd.
7.125%, 02/11/25 (144A) (b)	375,000	379,418
RWE AG
4.625%, 09/28/15 (EUR) (c)	315,000	351,360
Transelec S.A.
4.250%, 01/14/25 (144A)	460,000	460,658

		3,380,114

Engineering & Construction—0.0%
AECOM
5.750%, 10/15/22 (144A)	20,000	20,250
5.875%, 10/15/24 (144A)	20,000	20,275
Sydney Airport Finance Co. Pty., Ltd.
3.375%, 04/30/25 (144A)	40,000	38,484
5.125%, 02/22/21 (144A)	110,000	122,254

		201,263

Food—0.3%
BRF S.A.
7.750%, 05/22/18 (144A) (BRL)	480,000	128,912
Cosan Luxembourg S.A.
5.000%, 03/14/23 (144A)	200,000	184,500
SUPERVALU, Inc.
6.750%, 06/01/21 (b)	1,415,000	1,429,150

		1,742,562

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A.
4.750%, 01/11/22	400,000	416,916
Inversiones CMPC S.A.
4.375%, 05/15/23 (144A)	400,000	401,907

		818,823

Gas—0.0%
China Resources Gas Group, Ltd.
4.500%, 04/05/22 (144A)	200,000	207,497

Healthcare-Services—1.8%
HCA, Inc.
7.050%, 12/01/27	80,000	83,600
7.500%, 11/06/33	5,060,000	5,490,100
7.580%, 09/15/25	375,000	414,375
7.690%, 06/15/25	755,000	856,925
7.750%, 07/15/36	1,420,000	1,512,300
Tenet Healthcare Corp.
5.000%, 03/01/19 (144A)	215,000	215,000
6.875%, 11/15/31	910,000	841,750

		9,414,050

Holding Companies-Diversified—0.0%
Hutchison Whampoa International 11, Ltd.
3.500%, 01/13/17 (144A)	200,000	206,120

Home Builders—0.1%
K Hovnanian Enterprises, Inc.
5.000%, 11/01/21	700,000	596,750
7.000%, 01/15/19 (144A)	45,000	40,725
8.000%, 11/01/19 (144A)	65,000	60,125
TRI Pointe Holdings, Inc.
4.375%, 06/15/19	30,000	29,400

		727,000

Home Furnishings—0.1%
Arcelik A/S
5.000%, 04/03/23 (144A) (b)	300,000	286,986

Housewares—0.0%
Newell Rubbermaid, Inc.
4.000%, 12/01/24	150,000	151,937

Insurance—0.4%
AIA Group, Ltd.
3.200%, 03/11/25 (144A)	200,000	192,686
Forethought Financial Group, Inc.
8.625%, 04/15/21 (144A)	820,000	945,772
Genworth Holdings, Inc.
4.800%, 02/15/24 (b)	85,000	74,162
4.900%, 08/15/23 (b)	210,000	185,915
6.500%, 06/15/34 (b)	90,000	81,000
Old Mutual plc
8.000%, 06/03/21 (GBP)	280,000	494,261
Old Republic International Corp.
4.875%, 10/01/24	175,000	181,047

		2,154,843

Internet—0.1%
Baidu, Inc.
3.250%, 08/06/18	600,000	617,508

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—0.6%
ArcelorMittal
7.500%, 03/01/41 (b)	540,000	$529,200
GTL Trade Finance, Inc.
5.893%, 04/29/24 (144A) (b)	452,000	440,926
Hyundai Steel Co.
4.625%, 04/21/16 (144A)	400,000	409,010
Samarco Mineracao S.A.
4.125%, 11/01/22 (144A) (b)	300,000	276,000
United States Steel Corp.
6.650%, 06/01/37	85,000	75,650
7.500%, 03/15/22 (b)	290,000	297,975
Vale Overseas, Ltd.
6.875%, 11/21/36 (b)	585,000	565,584
Vale S.A.
5.625%, 09/11/42 (b)	720,000	606,362

		3,200,707

Machinery-Diversified—0.0%
Cleaver-Brooks, Inc.
8.750%, 12/15/19 (144A)	65,000	64,025

Media—0.3%
Dex Media, Inc.
14.000%, 01/29/17 (e)	5,716	400
DISH DBS Corp.
5.000%, 03/15/23	160,000	148,000
5.875%, 11/15/24	40,000	38,425
Grupo Televisa S.A.B.
7.250%, 05/14/43 (MXN)	6,000,000	325,384
Myriad International Holding B.V.
6.000%, 07/18/20 (144A)	200,000	216,850
Time Warner Cable, Inc.
4.500%, 09/15/42 (b)	45,000	36,707
5.250%, 07/15/42 (GBP)	235,000	339,774
VTR Finance B.V.
6.875%, 01/15/24 (144A)	200,000	204,370

		1,309,910

Mining—0.2%
Hecla Mining Co.
6.875%, 05/01/21	320,000	302,800
Minera y Metalurgica del Boleo S.A. de C.V.
2.875%, 05/07/19 (144A) (b)	480,000	484,542
Southern Copper Corp.
3.875%, 04/23/25	240,000	231,153

		1,018,495

Multi-National—0.5%
Banco Latinoamericano de Comercio Exterior S.A.
3.250%, 05/07/20 (144A)	280,000	278,600
3.750%, 04/04/17 (144A) (b)	625,000	640,625
Central American Bank for Economic Integration
3.875%, 02/09/17 (144A)	550,000	565,391

Multi-National—(Continued)
International Bank for Reconstruction & Development
2.500%, 03/12/20 (AUD)	500,000	379,808
International Finance Corp.
7.800%, 06/03/19 (INR)	29,000,000	469,884

		2,334,308

Oil & Gas—2.2%
California Resources Corp.
5.000%, 01/15/20 (b)	2,760,000	2,428,800
Chesapeake Energy Corp.
4.875%, 04/15/22 (b)	840,000	728,700
Cimarex Energy Co.
4.375%, 06/01/24	675,000	666,684
CNOOC Finance 2015 Australia Pty, Ltd.
2.625%, 05/05/20	200,000	197,385
CNOOC Finance 2015 USA LLC
3.500%, 05/05/25	200,000	192,380
Continental Resources, Inc.
3.800%, 06/01/24 (b)	125,000	114,100
4.500%, 04/15/23	10,000	9,642
Ecopetrol S.A.
5.875%, 09/18/23 (b)	370,000	388,500
5.875%, 05/28/45	205,000	180,913
Halcon Resources Corp.
8.875%, 05/15/21	185,000	121,638
Korea National Oil Corp.
3.125%, 04/03/17 (144A)	200,000	205,164
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/21 (144A) (b)	164,000	126,280
Odebrecht Offshore Drilling Finance, Ltd.
6.750%, 10/01/22 (144A)	367,640	263,782
Pacific Rubiales Energy Corp.
5.125%, 03/28/23 (144A) (b)	600,000	429,000
5.625%, 01/19/25 (144A)	235,000	170,375
Pertamina Persero PT
4.300%, 05/20/23 (144A) (b)	1,115,000	1,067,612
Petrobras Global Finance B.V.
4.375%, 05/20/23	1,095,000	953,975
5.750%, 01/20/20	365,000	361,657
6.250%, 12/14/26 (GBP)	200,000	278,645
Petroleos Mexicanos
4.250%, 01/15/25 (144A)	320,000	311,648
5.625%, 01/23/46 (144A)	265,000	247,430
7.470%, 11/12/26 (MXN)	5,600,000	337,692
Range Resources Corp.
5.000%, 08/15/22	35,000	34,300
Rosetta Resources, Inc.
5.625%, 05/01/21	245,000	260,312
Shell International Finance B.V.
3.250%, 05/11/25	200,000	198,056
Thai Oil PCL
3.625%, 01/23/23 (144A)	350,000	344,487
YPF S.A.
8.750%, 04/04/24 (144A)	720,000	730,800

		11,349,957

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.0%
FTS International, Inc.
6.250%, 05/01/22 (b)	85,000	$62,475

Packaging & Containers—0.7%
Owens-Brockway Glass Container, Inc.
5.375%, 01/15/25 (144A) (b)	1,230,000	1,202,325
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.750%, 10/15/20	900,000	922,500
8.250%, 02/15/21	1,150,000	1,193,125
Sealed Air Corp.
4.875%, 12/01/22 (144A)	10,000	9,850
5.500%, 09/15/25 (144A) (b)	280,000	282,100

		3,609,900

Pharmaceuticals—0.8%
AbbVie, Inc.
2.500%, 05/14/20	4,330,000	4,285,579

Pipelines—0.2%
Regency Energy Partners L.P. / Regency Energy Finance Corp.
5.000%, 10/01/22	440,000	446,951
5.500%, 04/15/23	95,000	96,691
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.000%, 01/15/18 (144A)	100,000	102,250
Transportadora de Gas del Sur S.A.
9.625%, 05/14/20 (144A)	263,674	266,310

		912,202

Real Estate Investment Trusts—0.3%
iStar Financial, Inc.
4.875%, 07/01/18	70,000	68,863
5.000%, 07/01/19	1,730,000	1,706,212

		1,775,075

Retail—1.2%
J.C. Penney Corp., Inc.
7.625%, 03/01/97	155,000	117,025
Lotte Shopping Co., Ltd.
3.375%, 05/09/17 (144A)	430,000	442,882
New Albertsons, Inc.
7.450%, 08/01/29	5,470,000	5,251,200
Parkson Retail Group, Ltd.
4.500%, 05/03/18	200,000	188,961
Toys “R” Us, Inc.
7.375%, 10/15/18 (b)	100,000	73,750

		6,073,818

Software—0.1%
First Data Corp.
10.625%, 06/15/21	439,000	486,192

Telecommunications—2.5%
Alcatel-Lucent USA, Inc.
6.450%, 03/15/29	55,000	56,787
Altice S.A.
7.750%, 05/15/22 (144A)	200,000	193,500
Bharti Airtel International Netherlands B.V.
5.125%, 03/11/23 (144A)	500,000	521,999
5.350%, 05/20/24 (144A)	390,000	412,963
British Telecommunications plc
5.750%, 12/07/28 (GBP)	540,000	1,012,353
CenturyLink, Inc.
6.875%, 01/15/28	45,000	43,200
7.600%, 09/15/39	475,000	430,469
7.650%, 03/15/42	185,000	167,425
Colombia Telecomunicaciones S.A. E.S.P.
5.375%, 09/27/22 (144A)	250,000	247,812
Indosat Palapa Co. B.V.
7.375%, 07/29/20 (144A) (b)	200,000	207,000
Level 3 Communications, Inc.
5.750%, 12/01/22	60,000	59,550
Level 3 Financing, Inc.
5.625%, 02/01/23 (144A)	380,000	383,800
7.000%, 06/01/20	380,000	403,275
Millicom International Cellular S.A.
4.750%, 05/22/20 (144A)	225,000	216,344
MTN Mauritius Investments, Ltd.
4.755%, 11/11/24 (144A)	400,000	397,000
Oi S.A.
9.750%, 09/15/16 (144A) (BRL)	300,000	89,737
Philippine Long Distance Telephone Co.
8.350%, 03/06/17	95,000	103,550
Qwest Capital Funding, Inc.
7.750%, 02/15/31	1,445,000	1,488,350
SoftBank Corp.
4.500%, 04/15/20 (144A)	400,000	401,500
Sprint Capital Corp.
6.875%, 11/15/28	1,250,000	1,075,000
8.750%, 03/15/32	350,000	340,375
Sprint Communications, Inc.
7.000%, 08/15/20	1,500,000	1,488,750
11.500%, 11/15/21	2,000,000	2,355,000
Telstra Corp., Ltd.
3.125%, 04/07/25 (144A)	400,000	390,711
Virgin Media Finance plc
4.500%, 01/15/25 (144A) (EUR)	160,000	177,038
Wind Acquisition Finance S.A.
7.375%, 04/23/21 (144A)	360,000	364,050

		13,027,538

Textiles—0.1%
INVISTA Finance LLC
4.250%, 10/15/19 (144A)	305,000	300,425

Transportation—0.1%
Transnet SOC, Ltd.
4.000%, 07/26/22 (144A)	555,000	533,022

Total Corporate Bonds & Notes (Cost $113,309,823)		116,030,647

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—5.0%

Security Description	Principal Amount*	Value

Sovereign—5.0%
Brazil Letras do Tesouro Nacional
Zero Coupon, 07/01/16 (BRL)	2,900,000	$815,619
Brazil Notas do Tesouro Nacional
10.000%, 01/01/19 (BRL)	1,000,000	281,583
10.000%, 01/01/21 (BRL)	1,635,000	447,603
Brazilian Government International Bond
8.500%, 01/05/24 (BRL) (b)	350,000	106,944
Chile Government International Bond
5.500%, 08/05/20 (CLP)	130,000,000	217,034
Dominican Republic International Bonds
5.500%, 01/27/25 (144A)	235,000	235,588
8.625%, 04/20/27 (144A)	200,000	239,000
European Financial Stability Facility
1.625%, 07/17/20 (EUR)	655,000	776,526
Export Credit Bank of Turkey
5.000%, 09/23/21 (144A)	225,000	226,392
Export-Import Bank of Korea
3.000%, 05/22/18 (144A) (NOK)	1,700,000	223,199
Hungary Government International Bonds
5.375%, 03/25/24	540,000	585,225
5.750%, 11/22/23	410,000	454,075
Iceland Government International Bond
5.875%, 05/11/22 (144A)	500,000	564,565
Indonesia Government International Bonds
2.875%, 07/08/21 (144A) (EUR)	220,000	247,106
4.125%, 01/15/25 (144A)	200,000	196,250
5.125%, 01/15/45 (144A)	200,000	190,750
Indonesia Treasury Bonds
6.125%, 05/15/28 (IDR)	5,300,000,000	326,328
7.875%, 04/15/19 (IDR)	10,200,000,000	758,361
8.375%, 03/15/24 (IDR)	5,900,000,000	442,709
11.500%, 09/15/19 (IDR)	2,901,000,000	242,109
Italy Buoni Poliennali Del Tesoro
1.500%, 06/01/25 (EUR)	185,000	191,718
4.500%, 08/01/18 (EUR)	955,000	1,188,291
4.750%, 08/01/23 (144A) (EUR)	625,000	835,443
Korea Treasury Bonds
2.750%, 09/10/17 (KRW)	885,000,000	810,350
Mexican Bonos
6.500%, 06/10/21 (MXN)	26,700,000	1,768,891
6.500%, 06/09/22 (MXN)	10,420,000	686,812
8.000%, 12/07/23 (MXN)	6,158,800	442,791
8.500%, 12/13/18 (MXN)	19,350,000	1,372,852
Mexico Government International Bonds
4.000%, 03/15/2115 (EUR)	100,000	96,660
New Zealand Government Bonds
3.000%, 09/20/30 (NZD) (f)	1,195,000	912,131
5.000%, 03/15/19 (NZD)	1,015,000	737,130
5.500%, 04/15/23 (NZD) (b)	1,070,000	834,304
Norwegian Government Bonds
2.000%, 05/24/23 (144A) (NOK)	8,437,000	1,103,849
4.250%, 05/19/17 (144A) (NOK)	760,000	103,171
Philippine Government International Bonds
4.950%, 01/15/21 (PHP)	30,000,000	698,603
Poland Government Bonds
4.000%, 10/25/23 (PLN)	7,110,000	2,002,146
5.500%, 10/25/19 (PLN)	1,330,000	396,524

Sovereign—(Continued)
South Africa Government Bonds
7.750%, 02/28/23 (ZAR)	4,750,000	381,687
10.500%, 12/21/26 (ZAR) (b)	3,550,000	339,651
South Africa Government International Bonds
5.875%, 09/16/25 (b)	200,000	221,569
Spain Government Bonds
1.600%, 04/30/25 (144A) (EUR)	180,000	188,813
4.300%, 10/31/19 (144A) (EUR)	875,000	1,109,526
Sweden Government Bonds
4.500%, 08/12/15 (SEK)	6,080,000	737,395
5.000%, 12/01/20 (SEK)	2,650,000	398,815
Turkey Government Bonds
6.300%, 02/14/18 (TRY)	1,150,000	398,194

Total Foreign Government (Cost $29,847,198)		25,534,282

U.S. Treasury & Government Agencies—3.5%

U.S. Treasury—3.5%
U.S. Treasury Bonds
2.500%, 02/15/45 (b)	490,000	431,239
3.000%, 05/15/45	3,310,000	3,243,800
U.S. Treasury Notes
0.250%, 05/15/16	2,045,000	2,044,362
0.375%, 10/31/16 (b)	4,550,000	4,547,156
0.500%, 11/30/16	4,545,000	4,547,841
1.000%, 03/15/18	3,130,000	3,137,337

Total U.S. Treasury & Government Agencies (Cost $17,877,939)		17,951,735

Convertible Bonds—1.5%

Chemicals—0.0%
RPM International, Inc.
2.250%, 12/15/20	20,000	23,275

Commercial Services—0.0%
Macquarie Infrastructure Corp.
2.875%, 07/15/19 (b)	34,000	40,056

Computers—0.1%
Brocade Communications Systems, Inc.
1.375%, 01/01/20 (144A) (b)	205,000	213,200

Home Builders—0.0%
KB Home
1.375%, 02/01/19	100,000	97,313

Insurance—0.4%
Old Republic International Corp.
3.750%, 03/15/18 (b)	1,875,000	2,213,672

Internet—0.1%
Priceline Group, Inc. (The)
0.900%, 09/15/21 (144A) (b)	595,000	567,481

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc.
3.875%, 06/01/36	45,000	$56,953

Oil & Gas—0.0%
Chesapeake Energy Corp.
2.500%, 05/15/37	50,000	47,375
2.750%, 11/15/35	60,000	59,400

		106,775

Pharmaceuticals—0.0%
Omnicare, Inc.
3.750%, 12/15/25	35,000	123,922

Semiconductors—0.8%
Intel Corp.
3.250%, 08/01/39	2,670,000	4,061,737

Telecommunications—0.1%
Ciena Corp.
3.750%, 10/15/18 (144A)	115,000	156,544

Total Convertible Bonds (Cost $5,743,707)		7,660,928

Municipals—0.2%
Tobacco Settlement Financing Corp.
6.706%, 06/01/46 (Cost $1,304,711)	1,305,000	954,712

Floating Rate Loans (g)—0.1%

Multi-Utilities—0.0%
PowerTeam Services LLC
1st Lien Term Loan, 4.250%, 05/06/20	230,300	230,588
2nd Lien Term Loan, 7.531%, 11/06/20	60,000	59,400
Delayed Draw Term Loan, 4.250%, 05/06/20	12,623	12,607

		302,595

Telecommunications—0.1%
FairPoint Communications, Inc.
Term Loan, 7.500%, 02/14/19	444,763	449,711

Total Floating Rate Loans (Cost $746,940)		752,306

Mortgage-Backed Securities—0.1%

Commercial Mortgage-Backed Securities—0.1%
GS Mortgage Securities Trust
5.795%, 08/10/45 (c)	40,000	40,740
Institutional Mortgage Securities Canada, Inc.
2.616%, 07/12/47 (144A) (CAD)	555,000	452,994

Total Mortgage-Backed Securities (Cost $556,284)		493,734

Preferred Stock—0.1%
Security Description	Shares/ Principal Amount*	Value

Consumer Finance—0.1%
Ally Financial, Inc. , 7.000% (144A) (Cost $110,750)	453	$457,742

Convertible Preferred Stocks—0.1%

Metals & Mining—0.0%
Alcoa, Inc.
5.375%, 10/01/17 (b)	1,115	44,076

Oil, Gas & Consumable Fuels—0.0%
Chesapeake Energy Corp.
5.000%, 12/31/49 (b)	694	53,264
5.750%, 12/31/49 (144A)	20	13,963

		67,227

Real Estate Investment Trusts—0.1%
Weyerhaeuser Co.
6.375%, 07/01/16	2,829	147,108

Total Convertible Preferred Stocks (Cost $274,013)		258,411

Short-Term Investments—10.2%

Mutual Fund—8.8%
State Street Navigator Securities Lending MET Portfolio (h)	45,516,582	45,516,582

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $7,032,589 on 07/01/15, collateralized by $7,160,000 U.S. Treasury Note at 1.250% due 11/30/18 with a value of $7,177,900.	7,032,589	7,032,589

Total Short-Term Investments (Cost $52,549,171)		52,549,171

Total Investments—107.9% (Cost $499,967,838) (i)		554,919,649
Other assets and liabilities (net)—(7.9)%		(40,503,041)

Net Assets—100.0%		$514,416,608

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $45,761,770 and the collateral received consisted of cash in the amount of $45,516,582 and non-cash collateral with a value of $1,446,862. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Illiquid security. As of June 30, 2015, these securities represent 0.4% of net assets.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Principal amount of security is adjusted for inflation.
(g)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(i)	As of June 30, 2015, the aggregate cost of investments was $499,967,838. The aggregate unrealized appreciation and depreciation of investments were $67,973,001 and $(13,021,190), respectively, resulting in net unrealized appreciation of $54,951,811.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $41,355,342, which is 8.0% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(ZAR)—	South African Rand

Country Diversification as of June 30, 2015 (Unaudited)	% of Net Assets
United States	52.1
Canada	4.7
United Kingdom	4.2
Japan	3.4
India	3.0
Hong Kong	2.9
Ireland	2.8
Switzerland	2.4
Netherlands	2.2
China	1.9

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	11,480,000	Morgan Stanley & Co.	09/16/15	USD	13,004,739	$(192,682)
GBP	1,575,000	Credit Suisse International	09/16/15	USD	2,436,950	36,417
JPY	966,000,000	Credit Suisse International	09/16/15	USD	7,731,167	169,692

Contracts to Deliver
AUD	1,226,000	Credit Suisse International	09/16/15	USD	936,811	$ (5,224)
BRL	6,025,000	Credit Suisse International	09/09/15	USD	1,875,778	(14,645)
IDR	12,800,000,000	Citibank N.A.	07/14/15	USD	965,673	7,711
IDR	5,400,000,000	Citibank N.A.	07/14/15	USD	401,040	(3,100)
MXN	43,800,000	UBS AG	09/17/15	USD	2,814,948	43,230
NOK	2,250,000	UBS AG	09/16/15	USD	285,475	(994)
NZD	3,390,000	Credit Suisse International	09/16/15	USD	2,347,406	64,940
PLN	10,355,000	Citibank N.A.	09/16/15	USD	2,830,168	81,757
SEK	9,775,000	UBS AG	07/28/15	USD	1,122,000	(57,756)

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	693,725	Credit Suisse International	07/28/15	NOK	5,900,000	$21,602

Net Unrealized Appreciation						$150,948

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$12,662,851	$5,704,567	$—	$18,367,418
Auto Components	—	3,818,273	—	3,818,273
Banks	14,793,588	15,066,360	—	29,859,948
Beverages	—	12,043,357	—	12,043,357
Biotechnology	6,842,325	—	—	6,842,325
Building Products	—	3,753,646	—	3,753,646
Capital Markets	8,472,072	—	—	8,472,072
Diversified Financial Services	—	7,050,572	—	7,050,572
Energy Equipment & Services	10,312,181	—	—	10,312,181
Food Products	—	3,852,217	—	3,852,217
Health Care Providers & Services	8,151,064	—	—	8,151,064
Household Durables	9,602,937	—	—	9,602,937
Insurance	6,944,151	15,593,356	—	22,537,507
Internet & Catalog Retail	16,699,894	—	—	16,699,894
Internet Software & Services	31,146,994	—	—	31,146,994
IT Services	10,607,640	10,986,539	—	21,594,179

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Machinery	$—	$5,940,099	$—	$5,940,099
Media	5,301,161	—	—	5,301,161
Oil, Gas & Consumable Fuels	6,151,076	—	—	6,151,076
Personal Products	—	6,584,106	—	6,584,106
Pharmaceuticals	30,155,629	16,432,974	—	46,588,603
Road & Rail	6,231,295	—	—	6,231,295
Semiconductors & Semiconductor Equipment	5,081,977	—	—	5,081,977
Software	6,259,235	—	—	6,259,235
Specialty Retail	16,628,522	—	—	16,628,522
Textiles, Apparel & Luxury Goods	—	3,599,664	—	3,599,664
Trading Companies & Distributors	6,144,144	3,661,515	—	9,805,659
Total Common Stocks	218,188,736	114,087,245	—	332,275,981
Total Corporate Bonds & Notes*	—	116,030,647	—	116,030,647
Total Foreign Government*	—	25,534,282	—	25,534,282
Total U.S. Treasury & Government Agencies*	—	17,951,735	—	17,951,735
Total Convertible Bonds*	—	7,660,928	—	7,660,928
Total Municipals	—	954,712	—	954,712
Total Floating Rate Loans*	—	752,306	—	752,306
Total Mortgage-Backed Securities*	—	493,734	—	493,734
Total Preferred Stock*	—	457,742	—	457,742
Convertible Preferred Stocks
Metals & Mining	44,076	—	—	44,076
Oil, Gas & Consumable Fuels	—	67,227	—	67,227
Real Estate Investment Trusts	147,108	—	—	147,108
Total Convertible Preferred Stocks	191,184	67,227	—	258,411
Short-Term Investments
Mutual Fund	45,516,582	—	—	45,516,582
Repurchase Agreement	—	7,032,589	—	7,032,589
Total Short-Term Investments	45,516,582	7,032,589	—	52,549,171
Total Investments	$263,896,502	$291,023,147	$—	$554,919,649

Collateral for securities loaned (Liability)	$—	$(45,516,582)	$—	$(45,516,582)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$425,349	$—	$425,349
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(274,401)	—	(274,401)
Total Forward Contracts	$—	$150,948	$—	$150,948

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $3,212,485 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$554,919,649
Cash denominated in foreign currencies (c)	2,119,982
Unrealized appreciation on forward foreign currency exchange contracts	425,349
Receivable for:
Investments sold	1,568,783
Fund shares sold	409,533
Dividends and interest	2,563,646

Total Assets	562,006,942
Liabilities
Due to custodian	1,725
Unrealized depreciation on forward foreign currency exchange contracts	274,401
Collateral for securities loaned	45,516,582
Payables for:
Investments purchased	106,229
Fund shares redeemed	249,255
Foreign taxes	747,891
Accrued expenses:
Management fees	299,955
Distribution and service fees	71,740
Deferred trustees’ fees	117,377
Other expenses	205,179

Total Liabilities	47,590,334

Net Assets	$514,416,608

Net assets consist of:
Paid in surplus	$444,096,473
Undistributed net investment income	3,153,454
Accumulated net realized gain	12,846,308
Unrealized appreciation on investments and foreign currency transactions (d)	54,320,373

Net Assets	$514,416,608

Net Assets
Class A	$170,642,190
Class B	343,774,418
Capital Shares Outstanding*
Class A	11,022,017
Class B	22,371,823
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.48
Class B	15.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $499,967,838.
(b)	Includes securities loaned at value of $45,761,770.
(c)	Identified cost of cash denominated in foreign currencies was $2,141,729.
(d)	Includes foreign capital gains tax of $747,891.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$2,792,867
Interest (b)	3,926,783
Securities lending income	66,966

Total investment income	6,786,616
Expenses
Management fees	1,809,989
Administration fees	6,349
Custodian and accounting fees	109,889
Distribution and service fees—Class B	433,481
Audit and tax services	31,104
Legal	14,286
Trustees’ fees and expenses	19,698
Shareholder reporting	30,256
Insurance	1,664
Miscellaneous	7,386

Total expenses	2,464,102
Less broker commission recapture	(11,906)

Net expenses	2,452,196

Net Investment Income	4,334,420

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments (c)	22,298,780
Foreign currency transactions	163,203

Net realized gain	22,461,983

Net change in unrealized appreciation (depreciation) on:
Investments (d)	(5,814,057)
Foreign currency transactions	415,462

Net change in unrealized depreciation	(5,398,595)

Net realized and unrealized gain	17,063,388

Net Increase in Net Assets From Operations	$21,397,808

(a)	Net of foreign withholding taxes of $163,464.
(b)	Net of foreign withholding taxes of $15,859.
(c)	Net of foreign capital gains tax of $96,829.
(d)	Includes change in foreign capital gains tax of $(377,399).

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,334,420	$9,070,600
Net realized gain	22,461,983	27,289,022
Net change in unrealized depreciation	(5,398,595)	(18,004,001)

Increase in net assets from operations	21,397,808	18,355,621

From Distributions to Shareholders
Net investment income
Class A	(3,071,733)	(4,091,618)
Class B	(5,362,993)	(7,158,160)

Total distributions	(8,434,726)	(11,249,778)

Decrease in net assets from capital share transactions	(14,036,274)	(25,916,414)

Total decrease in net assets	(1,073,192)	(18,810,571)

Net Assets
Beginning of period	515,489,800	534,300,371

End of period	$514,416,608	$515,489,800

Undistributed net investment income
End of period	$3,153,454	$7,253,760

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	165,997	$2,577,958	1,040,648	$15,523,935
Reinvestments	196,654	3,071,733	282,570	4,091,618
Redemptions	(659,684)	(10,281,806)	(2,164,562)	(32,388,542)

Net decrease	(297,033)	$(4,632,115)	(841,344)	$(12,772,989)

Class B
Sales	1,011,295	$15,628,852	2,641,330	$39,276,962
Reinvestments	345,777	5,362,993	497,786	7,158,160
Redemptions	(1,957,553)	(30,396,004)	(4,012,592)	(59,578,547)

Net decrease	(600,481)	$(9,404,159)	(873,476)	$(13,143,425)

Decrease derived from capital shares transactions		$(14,036,274)		$(25,916,414)

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.12		$14.92	$13.06	$11.42	$11.84	$10.00

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.29	0.35	0.36	0.27	0.23
Net realized and unrealized gain (loss) on investments	0.50		0.26	1.87	1.59	(0.39)	1.96

Total from investment operations	0.64		0.55	2.22	1.95	(0.12)	2.19

Less Distributions
Distributions from net investment income	(0.28)		(0.35)	(0.36)	(0.31)	(0.30)	(0.35)

Total distributions	(0.28)		(0.35)	(0.36)	(0.31)	(0.30)	(0.35)

Net Asset Value, End of Period	$15.48		$15.12	$14.92	$13.06	$11.42	$11.84

Total Return (%) (b)	4.23	(c)	3.76	17.34	17.24	(1.25)	22.39

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	(d)	0.78	0.78	0.79	0.80	0.79
Ratio of net investment income to average net assets (%)	1.84	(d)	1.91	2.53	2.93	2.22	2.20
Portfolio turnover rate (%)	27	(c)	45	59	33	58	101
Net assets, end of period (in millions)	$170.6		$171.1	$181.4	$173.7	$168.9	$187.6

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.99		$14.80	$12.95	$11.33	$11.77	$9.95

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.25	0.31	0.33	0.24	0.19
Net realized and unrealized gain (loss) on investments	0.50		0.25	1.86	1.58	(0.40)	1.96

Total from investment operations	0.62		0.50	2.17	1.91	(0.16)	2.15

Less Distributions
Distributions from net investment income	(0.24)		(0.31)	(0.32)	(0.29)	(0.28)	(0.33)

Total distributions	(0.24)		(0.31)	(0.32)	(0.29)	(0.28)	(0.33)

Net Asset Value, End of Period	$15.37		$14.99	$14.80	$12.95	$11.33	$11.77

Total Return (%) (b)	4.14	(c)	3.47	17.13	16.93	(1.48)	22.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	(d)	1.03	1.03	1.04	1.05	1.04
Ratio of net investment income to average net assets (%)	1.59	(d)	1.65	2.26	2.67	1.99	1.83
Portfolio turnover rate (%)	27	(c)	45	59	33	58	101
Net assets, end of period (in millions)	$343.8		$344.4	$352.9	$242.8	$218.5	$181.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-19

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-20

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustment, foreign capital tax, broker commission recapture, real estate investment trust (REIT) adjustments, convertible preferred stock and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $7,032,589, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2015, the Portfolio had no when-issued and delayed-delivery securities.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early

MIST-21

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

MIST-22

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$425,349	Unrealized depreciation on forward foreign currency exchange contracts	$274,401

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$89,468	$(3,100)	$—	$86,368
Credit Suisse International	292,651	(19,869)	—	272,782
UBS AG	43,230	(43,230)	—	—

	$425,349	$(66,199)	$—	$359,150

MIST-23

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$3,100	$(3,100)	$—	$—
Credit Suisse International	19,869	(19,869)	—	—
Morgan Stanley & Co.	192,682	—	—	192,682
UBS AG	58,750	(43,230)	—	15,520

	$274,401	$(66,199)	$—	$208,202

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$286,534

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$14,634

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$38,569,924

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

MIST-24

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$14,501,792	$125,830,817	$12,377,232	$149,814,510

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$1,809,989	0.700%	First $500 million
	0.650%	$500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$11,249,778	$10,540,036	$—	$—	$11,249,778	$10,540,036

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$8,199,982	$—	$59,214,183	$(9,948,450)	$57,465,715

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $28,297,602.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17
$9,948,450

MIST-26

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-27

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the Lord Abbett Bond Debenture Portfolio returned 3.20%, 3.04%, and 3.13%, respectively. The Portfolio’s benchmarks, the Barclays U.S. Aggregate Bond Index1, Bank of America Merrill Lynch High Yield Master II Constrained Index2 and the Hybrid Index3, returned -0.10%, 2.49%, and 2.21%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Major categories of U.S. fixed-income securities posted divergent returns in the first half of 2015. The market continued to speculate on the timing of the U.S. Federal Reserve’s (the “Fed”) interest rate hikes with 15 out of 17 of the Fed’s own officials predicting a rate hike in 2015. However, Fed Chair Janet Yellen and other Fed officials have reiterated that their decisions will continue to be data dependent, making markets increasingly sensitive to economic releases.

Following its policy meeting on June 16–17, the Fed released a statement suggesting that economic growth had expanded moderately following an anemic first quarter. During the meeting, the Fed decided to keep the targeted fed funds rate at 0% to 0.25% and reiterated that it would not be appropriate to raise the target range until it sees further improvement in the labor market and is “reasonably confident” that inflation will move back to the stated objective of 2% annually over the medium term. Fed policymakers left the median estimate for the fed funds rate at 0.625% for the end of 2015, which implies a rate hike this year.

The strong economic activity combined with investor sentiment that the Fed will raise interest rates this year was a headwind for debt of the U.S. government. U.S. Treasuries (as represented by the BofA Merrill Lynch U.S. Treasury Index) posted a return of -0.12% for the six month period ended June 30, 2015. The municipal bond market (as represented by the BofA Merrill Lynch U.S. Municipal Securities Index) likewise returned a mere 0.10% on concerns of the Fed raising rates this year.

Credit-sensitive segments of the fixed-income market outperformed government-related securities in the first half of the year. The high-yield bond market (as represented by the BofA Merrill Lynch U.S. High Yield Constrained Index) posted a return of 2.50% for the period, owing in part to a recovery in energy issues, which represent a significant part of the high-yield market. The floating-rate loan market (as represented by the Credit Suisse Leveraged Loan Index) returned 2.87%, reflecting favorable fundamental and technical factors. The convertible bond market (as represented by the BofA Merrill Lynch All Convertibles, All Qualities Index) returned 3.59%, benefiting from underlying gains in equities, in large part due to the recent increase in mergers and acquisitions activity.

Among higher credit-quality securities, investment-grade corporate debt (as represented by the Barclays U.S. Corporate Bond Index) posted a return of -0.92%. Agency mortgage-backed securities (“MBS”) (as represented by the Barclays U.S. MBS Index) gained 0.31%. Commercial MBS (“CMBS”) (as represented by the Barclays U.S. CMBS Investment Grade Index) returned 0.69%.

Primarily driven by lower energy prices, the overall Consumer Price Index (CPI) was unchanged as of May 2015, over the prior 12 months, still well below the Fed’s target of 2.0%. The index, excluding volatile food and energy prices, was significantly higher at 1.7%.

The U.S. labor market continued to strengthen in the first half of 2015. The U.S. Bureau of Labor Statistics reported that non-farm payrolls increased by 223,000 in June, while the unemployment rate declined to 5.3%.

High-yield issuance is expected to remain strong for the remainder of 2015, given the current market conditions. For 2015, J.P. Morgan Securities forecasted annual totals of $340 billion and $400 billion in gross new issuance of high-yield bonds and institutional loans respectively. Year-to-date, high-yield issuance has been $191.2 billion, down approximately 9% year-over-year. Institutional loan issuance has hit $205.8 billion, down 32% on a year-over-year basis.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The high yield market benefited from good credit fundamentals and low interest rates, which contributed to default rates running well below longer-term norms during the period. Within the Portfolio’s high yield allocation, top performing names included drugstore chain Rite Aid Corp. as well as energy company CrownRock L.P. The Energy—Exploration & Production and Metals & Mining sectors contributed to performance relative to the BofA Merrill Lynch U.S. High Yield Constrained Index portion of the Hybrid Index. Within Energy, we remained focused on companies we believe can be profitable in a lower oil price environment. In the Mining sector, the Portfolio’s underweight to coal-related credits relative to the Index benefited the Portfolio as prices of that commodity continued to decline. Allocations within the Support Services and Specialty Retail sectors modestly detracted from performance relative to this Index during the first half of the year.

The Portfolio’s underweight to Convertibles detracted from performance relative to the Hybrid Index, as Convertibles outperformed most other fixed income asset classes during the period.

The Portfolio increased its weighting to high quality corporate bonds during the period and was overweight relative to the Hybrid Index at period end. This detracted from relative performance, as investment grade corporate bonds underperformed high yield bonds and convertible bonds during the period. Within the Portfolio’s investment-grade bond allocation, which has been largely devoted to ‘BBB’ rated corporate bonds, we maintained little to no exposure to U.S. Treasuries during the period. This detracted from relative performance within the investment grade space, as Treasuries outperformed ‘BBB’ rated corporates.

MIST-1

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*—(Continued)

At period-end, we continued to look for opportunities within the credit sectors on episodic weakness, emphasizing security selection rather than material sector over- and underweights. However, we did maintain an underweight to high yield corporate bonds at period-end as we allocated to asset classes that we believed would reduce the Portfolio’s risk profile. Additionally, we continued to feature intermediate investment-grade corporate bonds and focus on ‘BBB’ rated issuers where there is reasonable spread and opportunity for further credit improvement.

Steven F. Rocco

Robert A. Lee

Portfolio Managers

Lord, Abbett & Co. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX,

THE BOFA MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX & THE HYBRID INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
Lord Abbett Bond Debenture Portfolio
Class A	3.20	2.18	8.85	7.71
Class B	3.04	1.93	8.57	7.44
Class E	3.13	2.02	8.68	7.55
Barclays U.S. Aggregate Bond Index	-0.10	1.86	3.35	4.44
BofA Merrill Lynch High Yield Master II Constrained Index	2.49	-0.54	8.38	7.78
Hybrid Index	2.21	0.77	8.26	7.23

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This index limits any individual issuer to a maximum of 2% benchmark exposure.

3 The Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays U.S. Aggregate Bond Index, 20% BofA Merrill Lynch All Convertible Index. The BofA Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Sectors

% of Net Assets
Corporate Bonds & Notes	71.9
Common Stocks	13.3
Convertible Bonds	6.0
Mortgage-Backed Securities	3.1
Floating Rate Loans	2.5
Foreign Government	0.9
Convertible Preferred Stocks	0.3
Preferred Stocks	0.1
Warrants	0.1

MIST-3

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Lord Abbett Bond Debenture Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.55%	$1,000.00	$1,032.00	$2.77
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class B(a)	Actual	0.80%	$1,000.00	$1,030.40	$4.03
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class E(a)	Actual	0.70%	$1,000.00	$1,031.30	$3.53
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—71.9% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.1%
Omnicom Group, Inc. 3.650%, 11/01/24	1,600,000	$1,571,205

Aerospace/Defense—0.4%
Aerojet Rocketdyne Holdings, Inc. 7.125%, 03/15/21	2,525,000	2,689,125
Harris Corp. 4.854%, 04/27/35	570,000	546,199
5.054%, 04/27/45	2,281,000	2,173,145
Lockheed Martin Corp. 2.900%, 03/01/25	700,000	672,419

		6,080,888

Agriculture—0.3%
Reynolds American, Inc. 4.000%, 06/12/22	1,130,000	1,154,256
5.850%, 08/15/45	2,850,000	2,989,351

		4,143,607

Airlines—0.1%
Air Canada 7.750%, 04/15/21 (144A) (a)	1,250,000	1,334,375

Apparel—0.2%
William Carter Co. (The) 5.250%, 08/15/21	2,375,000	2,434,375

Auto Manufacturers—0.2%
Jaguar Land Rover Automotive plc 5.625%, 02/01/23 (144A)	1,275,000	1,319,625
Omega U.S. Sub LLC 8.750%, 07/15/23 (144A)	1,725,000	1,720,688

		3,040,313

Auto Parts & Equipment—0.4%
International Automotive Components Group S.A. 9.125%, 06/01/18 (144A)	650,000	663,000
Stackpole International Intermediate/Stackpole International Powder 7.750%, 10/15/21 (144A) (a)	2,025,000	1,994,625
ZF North America Capital, Inc. 4.500%, 04/29/22 (144A) (a)	1,425,000	1,395,859
4.750%, 04/29/25 (144A)	2,000,000	1,936,260

		5,989,744

Banks—3.7%
Bank of America Corp. 4.200%, 08/26/24	1,200,000	1,197,110
4.250%, 10/22/26	2,825,000	2,767,378
6.500%, 10/23/24 (b)	1,950,000	2,018,250
Bank of China, Ltd. 5.000%, 11/13/24 (144A)	2,375,000	2,431,630
CIT Group, Inc. 5.000%, 08/15/22	5,350,000	5,296,500

Banks—(Continued)
Citigroup, Inc. 4.400%, 06/10/25	1,690,000	1,683,701
5.950%, 01/30/23 (b)	2,375,000	2,339,375
Citizens Financial Group
5.500%, 04/06/20 (144A) (a) (b)	1,850,000	1,797,969
Commerzbank AG
8.125%, 09/19/23 (144A)	2,400,000	2,799,216
Credit Suisse Group AG
7.500%, 12/11/23 (144A) (b)	1,965,000	2,045,958
Discover Bank
7.000%, 04/15/20	1,500,000	1,745,760
Goldman Sachs Group, Inc. (The)
5.150%, 05/22/45	1,706,000	1,645,826
HSBC Holdings plc
6.375%, 03/30/25 (a) (b)	1,150,000	1,155,750
Industrial & Commercial Bank of China, Ltd.
3.231%, 11/13/19	2,400,000	2,442,293
ING Groep NV
6.500%, 04/16/25 (b)	925,000	892,047
JPMorgan Chase & Co.
3.875%, 09/10/24	3,000,000	2,951,718
6.750%, 02/01/24 (b)	1,500,000	1,602,645
Lloyds Banking Group plc
4.500%, 11/04/24 (a)	3,575,000	3,577,102
7.500%, 06/27/24 (b)	1,363,000	1,403,890
National Savings Bank
5.150%, 09/10/19 (144A)	700,000	677,250
Nordea Bank AB
6.125%, 09/23/24 (144A) (a) (b)	942,000	928,753
Popular, Inc.
7.000%, 07/01/19	2,725,000	2,725,000
Standard Chartered plc
6.500%, 04/02/20 (144A) (a) (b)	2,275,000	2,294,626
Synovus Financial Corp.
7.875%, 02/15/19	1,500,000	1,683,750

		50,103,497

Beverages—0.6%
Brown-Forman Corp.
4.500%, 07/15/45	2,186,000	2,163,390
Constellation Brands, Inc.
4.250%, 05/01/23	2,500,000	2,462,500
6.000%, 05/01/22	470,000	512,403
Cott Beverages, Inc.
5.375%, 07/01/22	400,000	388,000
6.750%, 01/01/20 (144A)	1,475,000	1,530,313
PepsiCo, Inc.
4.250%, 10/22/44	1,200,000	1,176,580

		8,233,186

Biotechnology—0.2%
Gilead Sciences, Inc.
3.500%, 02/01/25	2,525,000	2,528,679

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.6%
Building Materials Corp. of America
5.375%, 11/15/24 (144A)	1,785,000	$1,752,602
Griffon Corp.
5.250%, 03/01/22	616,000	612,920
Lafarge S.A.
7.125%, 07/15/36	1,150,000	1,377,125
Masonite International Corp.
5.625%, 03/15/23 (144A)	997,000	1,013,201
Norbord, Inc.
6.250%, 04/15/23 (144A)	625,000	632,813
Ply Gem Industries, Inc.
6.500%, 02/01/22	1,965,000	1,909,638
Unifrax I LLC / Unifrax Holding Co.
7.500%, 02/15/19 (144A)	1,500,000	1,507,500

		8,805,799

Chemicals—1.1%
Celanese U.S. Holdings LLC
5.875%, 06/15/21	780,000	834,600
Chemours Co. (The)
6.625%, 05/15/23 (144A) (a)	1,380,000	1,336,875
Grupo Idesa S.A. de C.V.
7.875%, 12/18/20 (144A) (a)	1,450,000	1,533,375
Huntsman International LLC
5.125%, 11/15/22 (144A) (a)	1,370,000	1,349,450
Israel Chemicals, Ltd.
4.500%, 12/02/24 (144A)	2,950,000	2,962,390
Kissner Milling Co., Ltd.
7.250%, 06/01/19 (144A)	1,350,000	1,373,625
OCP S.A.
6.875%, 04/25/44 (144A)	1,175,000	1,225,173
Platform Specialty Products Corp.
6.500%, 02/01/22 (144A)	1,925,000	1,987,562
Rayonier AM Products, Inc.
5.500%, 06/01/24 (144A)	1,525,000	1,361,062
TPC Group, Inc.
8.750%, 12/15/20 (144A)	1,380,000	1,276,500

		15,240,612

Coal—0.1%
Peabody Energy Corp.
10.000%, 03/15/22 (144A) (a)	2,175,000	1,348,500

Commercial Services—1.7%
ADT Corp. (The)
3.500%, 07/15/22 (a)	1,525,000	1,380,125
APX Group, Inc.
6.375%, 12/01/19	1,425,000	1,382,250
Ceridian HCM Holding, Inc.
11.000%, 03/15/21 (144A) (a)	1,280,000	1,353,600
Cleveland Clinic Foundation (The)
4.858%, 01/01/2114	1,450,000	1,344,060
ExamWorks Group, Inc.
5.625%, 04/15/23	1,347,000	1,381,160

Commercial Services—(Continued)
FTI Consulting, Inc.
6.000%, 11/15/22 (a)	2,000,000	2,085,000
MasterCard, Inc.
3.375%, 04/01/24	2,025,000	2,067,039
Mersin Uluslararasi Liman Isletmeciligi AS
5.875%, 08/12/20 (144A)	1,350,000	1,416,717
Metropolitan Museum of Art (The)
3.400%, 07/01/45	2,025,000	1,771,045
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.875%, 10/01/22 (144A)	1,650,000	1,645,875
NES Rentals Holdings, Inc.
7.875%, 05/01/18 (144A)	1,400,000	1,414,000
Sotheby’s
5.250%, 10/01/22 (144A) (a)	2,400,000	2,352,000
United Rentals North America, Inc.
5.750%, 11/15/24	1,750,000	1,723,750
6.125%, 06/15/23	1,250,000	1,276,562

		22,593,183

Computers—0.7%
Compiler Finance Sub, Inc.
7.000%, 05/01/21 (144A)	1,785,000	1,356,600
Dell, Inc.
7.100%, 04/15/28	1,375,000	1,440,313
NCR Corp.
6.375%, 12/15/23	142,000	150,520
Project Homestake Merger Corp.
8.875%, 03/01/23 (144A)	575,000	557,750
SRA International, Inc.
11.000%, 10/01/19 (a)	2,476,000	2,624,560
SunGard Data Systems, Inc.
6.625%, 11/01/19	3,750,000	3,871,875

		10,001,618

Cosmetics/Personal Care—0.3%
Elizabeth Arden, Inc.
7.375%, 03/15/21 (a)	2,325,000	1,883,250
Estee Lauder Cos., Inc. (The)
4.375%, 06/15/45	2,353,000	2,303,472

		4,186,722

Distribution/Wholesale—0.1%
WW Grainger, Inc.
4.600%, 06/15/45	1,020,000	1,021,042

Diversified Financial Services—4.5%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
3.750%, 05/15/19 (144A)	1,450,000	1,433,688
5.000%, 10/01/21 (144A)	2,250,000	2,314,688
Air Lease Corp.
3.875%, 04/01/21 (a)	1,700,000	1,717,000
Aircastle, Ltd.
5.500%, 02/15/22	1,600,000	1,633,008

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Alliance Data Systems Corp.
6.375%, 04/01/20 (144A)	6,825,000	$7,046,812
CME Group, Inc.
3.000%, 03/15/25	2,300,000	2,233,502
Denali Borrower LLC / Denali Finance Corp.
5.625%, 10/15/20 (144A)	1,325,000	1,392,906
General Electric Capital Corp.
7.125%, 06/15/22 (b)	8,700,000	10,037,625
International Lease Finance Corp.
6.250%, 05/15/19	4,000,000	4,325,000
8.250%, 12/15/20	3,000,000	3,562,500
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.875%, 08/01/21 (144A)	2,600,000	2,528,500
Lazard Group LLC
3.750%, 02/13/25	2,500,000	2,379,113
Macquarie Group, Ltd.
6.000%, 01/14/20 (144A)	2,500,000	2,809,135
National Financial Partners Corp.
9.000%, 07/15/21 (144A)	1,300,000	1,283,750
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
4.875%, 04/15/45 (144A)	1,148,000	1,040,912
5.875%, 03/15/22 (144A)	5,225,000	5,584,219
OneMain Financial Holdings, Inc.
6.750%, 12/15/19 (144A)	1,100,000	1,146,750
Rio Oil Finance Trust
6.250%, 07/06/24 (144A) (a)	3,025,000	2,972,062
TD Ameritrade Holding Corp.
2.950%, 04/01/22	1,150,000	1,140,233
3.625%, 04/01/25	4,100,000	4,163,743

		60,745,146

Electric—1.9%
AES El Salvador Trust II
6.750%, 03/28/23 (144A)	1,425,000	1,357,313
AES Panama SRL
6.000%, 06/25/22 (144A)	2,500,000	2,520,000
Dynegy, Inc.
7.375%, 11/01/22 (144A)	1,250,000	1,309,375
7.625%, 11/01/24 (144A)	2,445,000	2,585,587
E - CL S.A.
4.500%, 01/29/25 (144A) (a)	2,575,000	2,580,186
El Paso Electric Co.
5.000%, 12/01/44 (a)	2,375,000	2,343,914
Empresas Publicas de Medellin ESP
7.625%, 09/10/24 (144A) (COP)	4,137,000,000	1,537,154
Entergy Arkansas, Inc.
4.950%, 12/15/44	2,157,000	2,164,457
Illinois Power Generating Co.
7.000%, 04/15/18 (a)	1,475,000	1,434,437
Lamar Funding, Ltd.
3.958%, 05/07/25 (144A)	1,850,000	1,799,125
NSG Holdings LLC / NSG Holdings, Inc.
7.750%, 12/15/25 (144A)	2,975,887	3,280,916

Electric—(Continued)
Oncor Electric Delivery Co. LLC
3.750%, 04/01/45 (144A)	2,309,000	2,063,588
RJS Power Holdings LLC
5.125%, 07/15/19 (144A)	1,400,000	1,372,000

		26,348,052

Electrical Components & Equipment—0.2%
Artesyn Embedded Technologies, Inc.
9.750%, 10/15/20 (144A)	2,450,000	2,431,625

Electronics—0.4%
Flextronics International, Ltd.
5.000%, 02/15/23	725,000	739,174
Jabil Circuit, Inc.
4.700%, 09/15/22	1,150,000	1,161,500
Trimble Navigation, Ltd.
4.750%, 12/01/24	4,150,000	4,155,602

		6,056,276

Energy-Alternate Sources—0.2%
Alta Wind Holdings LLC
7.000%, 06/30/35 (144A)	1,782,694	2,072,205

Engineering & Construction—0.4%
China Railway Resources Huitung, Ltd.
3.850%, 02/05/23	1,450,000	1,431,546
Dycom Investments, Inc.
7.125%, 01/15/21	2,575,000	2,690,875
SBA Communications Corp.
4.875%, 07/15/22	900,000	876,375

		4,998,796

Entertainment—1.0%
CCM Merger, Inc.
9.125%, 05/01/19 (144A) (c)	1,500,000	1,605,000
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp.
5.250%, 03/15/21	1,700,000	1,746,750
Graton Economic Development Authority
9.625%, 09/01/19 (144A)	2,805,000	3,024,912
Mohegan Tribal Gaming Authority
9.750%, 09/01/21 (a)	1,675,000	1,754,562
Pinnacle Entertainment, Inc.
6.375%, 08/01/21	2,600,000	2,759,250
River Rock Entertainment Authority (The)
9.000%, 11/01/18 (d)(e)	1,397,000	111,760
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp.
9.500%, 06/15/19 (144A) (c)	1,591,000	1,672,539
Scientific Games International, Inc.
7.000%, 01/01/22 (144A)	801,000	827,033

		13,501,806

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—0.1%
ADS Waste Holdings, Inc.
8.250%, 10/01/20	1,340,000	$1,386,900

Food—1.6%
B&G Foods, Inc.
4.625%, 06/01/21	2,525,000	2,487,125
BI-LO LLC / BI-LO Finance Corp.
9.250%, 02/15/19 (144A)	975,000	984,750
Diamond Foods, Inc.
7.000%, 03/15/19 (144A)	2,240,000	2,296,000
Ingles Markets, Inc.
5.750%, 06/15/23	677,000	688,035
JBS USA LLC / JBS USA Finance, Inc.
5.875%, 07/15/24 (144A)	1,375,000	1,383,593
7.250%, 06/01/21 (144A)	725,000	763,969
Land O’ Lakes, Inc.
6.000%, 11/15/22 (144A)	2,000,000	2,125,000
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.
4.875%, 05/01/21	1,400,000	1,379,000
Premier Foods Finance plc
6.500%, 03/15/21 (144A) (GBP)	1,025,000	1,515,510
Shearer’s Foods LLC / Chip Fin Corp.
9.000%, 11/01/19 (144A)	1,850,000	1,988,750
WhiteWave Foods Co. (The)
5.375%, 10/01/22	5,780,000	6,097,900

		21,709,632

Forest Products & Paper—0.2%
Cascades, Inc.
5.500%, 07/15/22 (144A)	1,091,000	1,055,543
Millar Western Forest Products, Ltd.
8.500%, 04/01/21	2,000,000	1,925,000

		2,980,543

Gas—0.3%
Dominion Gas Holdings LLC
3.600%, 12/15/24	1,775,000	1,767,730
LBC Tank Terminals Holding Netherlands B.V.
6.875%, 05/15/23 (144A) (a)	1,350,000	1,393,875
Southern Star Central Corp.
5.125%, 07/15/22 (144A)	1,425,000	1,446,375

		4,607,980

Hand/Machine Tools—0.1%
Milacron LLC / Mcron Finance Corp.
7.750%, 02/15/21 (144A) (a)	1,100,000	1,133,000

Healthcare-Products—1.5%
Alere, Inc.
6.375%, 07/01/23 (144A) (a)	847,000	861,823
Hologic, Inc.
5.250%, 07/15/22 (144A)	1,333,000	1,361,326

Healthcare-Products—(Continued)
Kinetic Concepts, Inc. / KCI USA Inc.
12.500%, 11/01/19	1,275,000	1,377,000
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.750%, 04/15/23	2,575,000	2,402,797
4.875%, 04/15/20 (144A)	656,000	667,513
5.500%, 04/15/25 (144A)	575,000	557,750
5.750%, 08/01/22 (144A)	4,975,000	5,086,937
Medtronic, Inc.
3.150%, 03/15/22 (144A)	3,600,000	3,616,128
4.375%, 03/15/35 (144A)	3,000,000	2,976,975
Sterigenics-Nordion Holdings LLC
6.500%, 05/15/23 (144A)	1,154,000	1,171,310

		20,079,559

Healthcare-Services—4.0%
Amsurg Corp.
5.625%, 11/30/20	2,565,000	2,609,888
5.625%, 07/15/22	900,000	907,875
Centene Corp.
4.750%, 05/15/22	1,930,000	1,987,900
5.750%, 06/01/17	2,250,000	2,385,000
CHS/Community Health Systems, Inc.
6.875%, 02/01/22 (a)	2,000,000	2,110,000
7.125%, 07/15/20	713,000	755,424
8.000%, 11/15/19	4,337,000	4,570,114
DaVita HealthCare Partners, Inc.
5.750%, 08/15/22	3,500,000	3,710,000
Dignity Health
3.812%, 11/01/24	1,800,000	1,843,380
4.500%, 11/01/42	339,000	314,664
Envision Healthcare Corp.
5.125%, 07/01/22 (144A)	1,250,000	1,259,375
Fresenius Medical Care U.S. Finance II, Inc.
4.750%, 10/15/24 (144A)	700,000	693,000
5.875%, 01/31/22 (144A)	3,225,000	3,418,500
HCA, Inc.
4.250%, 10/15/19	1,200,000	1,228,500
5.375%, 02/01/25	1,600,000	1,626,080
5.875%, 03/15/22	750,000	815,625
7.500%, 02/15/22	5,800,000	6,662,750
7.580%, 09/15/25	575,000	635,375
7.690%, 06/15/25	1,767,000	2,005,545
Kindred Healthcare, Inc.
6.375%, 04/15/22	1,355,000	1,353,306
8.000%, 01/15/20 (144A)	1,670,000	1,786,900
LifePoint Health, Inc.
5.500%, 12/01/21	2,000,000	2,065,000
Memorial Sloan-Kettering Cancer Center
4.200%, 07/01/55	1,825,000	1,647,993
MPH Acquisition Holdings LLC
6.625%, 04/01/22 (144A)	2,675,000	2,731,844
Select Medical Corp.
6.375%, 06/01/21	800,000	808,000

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Tenet Healthcare Corp.
6.750%, 06/15/23 (144A)	566,000	$577,320
8.125%, 04/01/22	3,125,000	3,417,187

		53,926,545

Holding Companies-Diversified—0.4%
Argos Merger Sub, Inc.
7.125%, 03/15/23 (144A) (a)	2,200,000	2,304,500
Brixmor Operating Partnership L.P.
3.850%, 02/01/25	2,100,000	2,018,230
MUFG Americas Holdings Corp.
3.000%, 02/10/25	1,175,000	1,102,566

		5,425,296

Home Builders—1.1%
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.875%, 02/15/21 (144A)	1,450,000	1,348,500
Brookfield Residential Properties, Inc.
6.500%, 12/15/20 (144A)	1,975,000	1,965,954
DR Horton, Inc.
4.750%, 02/15/23	130,000	129,675
K Hovnanian Enterprises, Inc.
5.000%, 11/01/21	1,650,000	1,406,625
Lennar Corp.
4.500%, 11/15/19	1,475,000	1,493,437
PulteGroup, Inc.
6.375%, 05/15/33	3,500,000	3,543,750
Toll Brothers Finance Corp.
5.625%, 01/15/24	1,375,000	1,447,188
William Lyon Homes, Inc.
7.000%, 08/15/22	3,350,000	3,467,250

		14,802,379

Home Furnishings—0.2%
Dometic Group AB
9.500%, 06/26/19 (144A) (EUR) (f)	307,000	343,970
Harman International Industries, Inc.
4.150%, 05/15/25	2,088,000	2,057,751

		2,401,721

Household Products/Wares—0.1%
Spectrum Brands, Inc.
5.750%, 07/15/25 (144A)	1,138,000	1,155,070

Housewares—0.1%
American Greetings Corp.
7.375%, 12/01/21	1,200,000	1,260,000

Insurance—1.2%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC
7.875%, 12/15/20 (144A)	1,785,000	1,883,175

Insurance—(Continued)
American Equity Investment Life Holding Co.
6.625%, 07/15/21	1,950,000	2,062,125
CNO Financial Group, Inc.
5.250%, 05/30/25	2,770,000	2,814,874
Prudential Financial, Inc.
5.375%, 05/15/45 (b)	1,368,000	1,349,190
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 (144A)	2,775,000	2,829,837
TIAA Asset Management Finance Co. LLC
4.125%, 11/01/24 (144A)	4,000,000	4,028,640
XLIT, Ltd.
4.450%, 03/31/25	1,375,000	1,362,975

		16,330,816

Internet—1.9%
Affinion Investments LLC
13.500%, 08/15/18 (a)	1,425,000	627,000
Alibaba Group Holding, Ltd.
3.125%, 11/28/21 (144A)	2,975,000	2,938,300
3.600%, 11/28/24 (144A)	2,800,000	2,699,836
Amazon.com, Inc.
4.800%, 12/05/34	7,700,000	7,648,356
Blue Coat Holdings, Inc.
8.375%, 06/01/23 (144A) (a)	1,389,000	1,413,308
Netflix, Inc.
5.375%, 02/01/21 (a)	3,700,000	3,838,750
The Priceline Group, Inc.
3.650%, 03/15/25	1,625,000	1,581,968
VeriSign, Inc.
5.250%, 04/01/25 (144A) (a)	2,100,000	2,094,750
Zayo Group LLC / Zayo Capital, Inc.
6.000%, 04/01/23 (144A)	2,725,000	2,691,482

		25,533,750

Iron/Steel—0.4%
Allegheny Ludlum Corp.
6.950%, 12/15/25	1,500,000	1,571,250
Steel Dynamics, Inc.
5.125%, 10/01/21	1,825,000	1,828,650
5.500%, 10/01/24	1,368,000	1,368,000

		4,767,900

Leisure Time—0.5%
NCL Corp., Ltd.
5.250%, 11/15/19 (144A)	1,025,000	1,049,344
Royal Caribbean Cruises, Ltd.
7.500%, 10/15/27 (a)	3,500,000	4,060,000
Viking Cruises, Ltd.
8.500%, 10/15/22 (144A)	1,300,000	1,443,000

		6,552,344

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—1.8%
Boyd Gaming Corp.
6.875%, 05/15/23	1,425,000	$1,460,625
Caesars Entertainment Resort Properties LLC
8.000%, 10/01/20	1,390,000	1,309,213
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc.
9.375%, 05/01/22 (144A)	1,700,000	1,275,000
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
5.625%, 10/15/21	3,000,000	3,116,100
MCE Finance, Ltd.
5.000%, 02/15/21 (144A) (a)	2,250,000	2,137,500
MGM Resorts International
6.000%, 03/15/23 (a)	2,494,000	2,525,175
MTR Gaming Group, Inc.
11.500%, 08/01/19	1,525,000	1,622,219
Playa Resorts Holding B.V.
8.000%, 08/15/20 (144A)	2,300,000	2,380,500
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC
5.875%, 05/15/21 (144A) (a)	1,525,000	1,540,250
Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp.
6.375%, 06/01/21 (144A)	2,950,000	2,802,500
Wyndham Worldwide Corp.
3.900%, 03/01/23	2,100,000	2,057,496
Wynn Macau, Ltd.
5.250%, 10/15/21 (144A) (a)	1,850,000	1,748,250

		23,974,828

Machinery-Construction & Mining—0.3%
BlueLine Rental Finance Corp.
7.000%, 02/01/19 (144A)	1,350,000	1,387,125
Oshkosh Corp.
5.375%, 03/01/22	1,450,000	1,482,625
5.375%, 03/01/25	575,000	575,000

		3,444,750

Machinery-Diversified—0.3%
Cleaver-Brooks, Inc.
8.750%, 12/15/19 (144A)	1,750,000	1,723,750
Waterjet Holdings, Inc.
7.625%, 02/01/20 (144A)	1,700,000	1,768,000

		3,491,750

Media—3.6%
AMC Networks, Inc.
4.750%, 12/15/22 (a)	2,825,000	2,825,000
7.750%, 07/15/21	1,500,000	1,620,000
Cablevision Systems Corp.
5.875%, 09/15/22	4,000,000	3,880,000
CCO Holdings LLC / CCO Holdings Capital Corp.
6.625%, 01/31/22	2,200,000	2,293,500

Media—(Continued)
Columbus International, Inc.
7.375%, 03/30/21 (144A) (a)	1,600,000	1,720,000
DISH DBS Corp.
5.875%, 07/15/22	4,525,000	4,434,500
6.750%, 06/01/21	5,325,000	5,551,312
iHeartCommunications, Inc.
9.000%, 12/15/19	3,225,000	3,073,425
11.250%, 03/01/21	1,775,000	1,723,969
Mediacom Broadband LLC / Mediacom Broadband Corp.
5.500%, 04/15/21	469,000	457,275
6.375%, 04/01/23 (a)	3,481,000	3,481,000
Mediacom LLC / Mediacom Capital Corp.
7.250%, 02/15/22	400,000	419,000
Numericable-SFR
6.000%, 05/15/22 (144A)	3,450,000	3,400,406
RCN Telecom Services LLC / RCN Capital Corp.
8.500%, 08/15/20 (144A)	1,225,000	1,283,188
Time Warner Cable, Inc.
5.875%, 11/15/40	2,609,000	2,525,856
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.000%, 01/15/25 (144A)	888,000	881,340
5.500%, 01/15/23 (144A)	2,975,000	3,032,641
Univision Communications, Inc.
5.125%, 02/15/25 (144A)	1,930,000	1,862,836
VTR Finance B.V.
6.875%, 01/15/24 (144A)	1,850,000	1,890,423
Wave Holdco LLC / Wave Holdco Corp.
8.250%, 07/15/19 (144A) (f)	949,000	965,797
Ziggo Bond Finance B.V.
5.875%, 01/15/25 (144A)	1,340,000	1,313,200

		48,634,668

Mining—1.5%
Aleris International, Inc.
7.875%, 11/01/20	1,310,000	1,359,125
ALROSA Finance S.A.
7.750%, 11/03/20 (144A)	2,600,000	2,717,000
Coeur Mining, Inc.
7.875%, 02/01/21	1,625,000	1,377,188
Constellium NV
5.750%, 05/15/24 (144A) (a)	1,600,000	1,424,000
FMG Resources Pty, Ltd.
9.750%, 03/01/22 (144A)	2,563,000	2,646,297
HudBay Minerals, Inc.
9.500%, 10/01/20	1,268,000	1,344,080
Imperial Metals Corp.
7.000%, 03/15/19 (144A) (a)	1,450,000	1,402,875
Lundin Mining Corp.
7.875%, 11/01/22 (144A)	1,310,000	1,401,700
Mirabela Nickel, Ltd.
1.000%, 09/16/44 (e) (g)	32,278	3

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
MMC Norilsk Nickel OJSC via MMC Finance, Ltd.
4.375%, 04/30/18	1,425,000	$1,414,312
New Gold, Inc.
6.250%, 11/15/22 (144A)	1,400,000	1,382,500
7.000%, 04/15/20 (144A) (a)	800,000	828,000
Southern Copper Corp.
3.875%, 04/23/25 (a)	1,400,000	1,348,396
5.250%, 11/08/42	1,165,000	1,011,034
Thompson Creek Metals Co., Inc.
7.375%, 06/01/18 (a)	1,625,000	1,332,500

		20,989,010

Miscellaneous Manufacturing—0.4%
FGI Operating Co. LLC / FGI Finance, Inc.
7.875%, 05/01/20	2,325,000	1,778,625
Gates Global LLC / Gates Global Co.
6.000%, 07/15/22 (144A)	1,475,000	1,334,875
Siemens Financieringsmaatschappij NV
3.250%, 05/27/25 (144A)	1,715,000	1,682,686
Trinity Industries, Inc.
4.550%, 10/01/24	650,000	627,061

		5,423,247

Office/Business Equipment—0.2%
CDW LLC / CDW Finance Corp.
5.500%, 12/01/24	2,210,000	2,187,900

Oil & Gas—7.5%
Antero Resources Corp.
5.375%, 11/01/21	2,500,000	2,400,000
Bill Barrett Corp.
7.000%, 10/15/22 (a)	800,000	724,000
California Resources Corp.
5.500%, 09/15/21 (a)	3,050,000	2,654,110
Carrizo Oil & Gas, Inc.
6.250%, 04/15/23	922,000	924,305
7.500%, 09/15/20	1,050,000	1,105,125
Chesapeake Energy Corp.
5.750%, 03/15/23 (a)	2,925,000	2,647,125
Citgo Holding, Inc.
10.750%, 02/15/20 (144A)	2,450,000	2,505,125
Clayton Williams Energy, Inc.
7.750%, 04/01/19 (a)	1,441,000	1,368,950
Concho Resources, Inc.
5.500%, 04/01/23	4,875,000	4,875,000
CrownRock L.P. / CrownRock Finance, Inc.
7.125%, 04/15/21 (144A)	4,600,000	4,761,000
Diamondback Energy, Inc.
7.625%, 10/01/21	3,650,000	3,905,500
Eclipse Resources Corp.
8.875%, 07/15/23 (144A)	1,999,000	1,936,131
EOG Resources, Inc.
3.150%, 04/01/25	1,725,000	1,682,931

Oil & Gas—(Continued)
EXCO Resources, Inc.
8.500%, 04/15/22 (a)	2,315,000	1,186,438
Gazprom OAO Via Gaz Capital S.A.
4.950%, 02/06/28 (144A)	1,400,000	1,204,000
Gulfport Energy Corp.
6.625%, 05/01/23 (144A)	279,000	282,488
7.750%, 11/01/20	1,950,000	2,042,625
Helmerich & Payne International Drilling Co.
4.650%, 03/15/25 (144A)	475,000	490,337
Hilcorp Energy I L.P. / Hilcorp Finance Co.
5.000%, 12/01/24 (144A)	2,800,000	2,625,560
Kosmos Energy, Ltd.
7.875%, 08/01/21 (144A) (a)	2,550,000	2,460,750
Kunlun Energy Co., Ltd.
3.750%, 05/13/25 (144A) (a)	2,275,000	2,201,108
Legacy Reserves L.P. / Legacy Reserves Finance Corp.
6.625%, 12/01/21	1,720,000	1,393,200
MEG Energy Corp.
7.000%, 03/31/24 (144A)	5,974,000	5,727,572
Memorial Resource Development Corp. 5.875%, 07/01/22	2,325,000	2,245,252
Newfield Exploration Co. 5.625%, 07/01/24	4,344,000	4,387,440
Northern Tier Energy LLC / Northern Tier Finance Corp. 7.125%, 11/15/20	2,575,000	2,652,250
Oasis Petroleum, Inc. 6.500%, 11/01/21	1,500,000	1,492,500
7.250%, 02/01/19 (a)	2,825,000	2,895,625
Occidental Petroleum Corp. 3.500%, 06/15/25	2,857,000	2,847,135
Paramount Resources, Ltd. 6.875%, 06/30/23 (144A)	1,592,000	1,595,980
Parsley Energy LLC / Parsley Finance Corp. 7.500%, 02/15/22 (144A)	1,450,000	1,471,301
PDC Energy, Inc. 7.750%, 10/15/22	2,625,000	2,743,125
Penn Virginia Corp. 8.500%, 05/01/20 (a)	775,000	695,563
Petrobras Global Finance B.V. 4.375%, 05/20/23	3,415,000	2,975,182
Range Resources Corp. 4.875%, 05/15/25 (144A)	2,750,000	2,671,350
Rice Energy, Inc. 6.250%, 05/01/22 (a)	1,958,000	1,943,315
7.250%, 05/01/23 (144A)	342,000	350,550
Rosetta Resources, Inc. 5.875%, 06/01/22 (a)	1,525,000	1,627,937
Rosneft Oil Co. via Rosneft International Finance, Ltd. 4.199%, 03/06/22 (144A)	1,850,000	1,577,125
RSP Permian, Inc. 6.625%, 10/01/22 (144A)	1,525,000	1,559,312
Seven Generations Energy, Ltd. 6.750%, 05/01/23 (144A)	690,000	688,275
8.250%, 05/15/20 (144A)	2,275,000	2,413,775

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Shell International Finance B.V. 3.250%, 05/11/25	2,273,000	$2,250,904
4.550%, 08/12/43	1,725,000	1,762,664
SM Energy Co. 6.500%, 11/15/21	1,725,000	1,798,312
Triangle USA Petroleum Corp. 6.750%, 07/15/22 (144A)	1,477,000	1,144,675
Tullow Oil plc 6.000%, 11/01/20 (144A)	625,000	566,406
6.250%, 04/15/22 (144A)	1,075,000	951,375
Ultra Petroleum Corp. 6.125%, 10/01/24 (144A)	1,575,000	1,382,063
YPF S.A. 8.500%, 07/28/25 (144A)	2,105,000	2,083,950

		101,876,721

Oil & Gas Services—0.4%
Gulfmark Offshore, Inc. 6.375%, 03/15/22 (a)	1,775,000	1,326,812
Light Tower Rentals, Inc. 8.125%, 08/01/19 (144A)	1,550,000	1,271,000
Oceaneering International, Inc. 4.650%, 11/15/24	3,450,000	3,446,840

		6,044,652

Packaging & Containers—1.6%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.000%, 06/30/21 (144A) (a)	975,000	972,563
Ball Corp. 4.000%, 11/15/23	2,342,000	2,172,205
BWAY Holding Co. 9.125%, 08/15/21 (144A)	1,263,000	1,300,890
Coveris Holdings S.A. 7.875%, 11/01/19 (144A)	1,130,000	1,124,350
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	3,231,000	3,626,797
Graphic Packaging International, Inc. 4.750%, 04/15/21	1,400,000	1,414,000
4.875%, 11/15/22	1,337,000	1,343,685
Pactiv LLC 7.950%, 12/15/25	1,300,000	1,287,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	1,250,000	1,281,250
8.250%, 02/15/21	2,125,000	2,204,687
Sealed Air Corp. 4.875%, 12/01/22 (144A)	1,250,000	1,231,250
5.125%, 12/01/24 (144A)	200,000	197,250
6.875%, 07/15/33 (144A)	3,100,000	3,131,000

		21,286,927

Pharmaceuticals—2.3%
AbbVie, Inc. 3.200%, 11/06/22	792,000	784,241
4.500%, 05/14/35	1,131,000	1,106,461
Bayer U.S. Finance LLC 3.375%, 10/08/24 (144A)	3,000,000	2,984,202
DPx Holdings B.V. 7.500%, 02/01/22 (144A) (a)	2,000,000	2,085,000
Grifols Worldwide Operations, Ltd. 5.250%, 04/01/22	3,000,000	3,007,500
Merck & Co., Inc. 3.700%, 02/10/45	2,375,000	2,121,749
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20 (a)	4,150,000	4,430,125
Quintiles Transnational Corp. 4.875%, 05/15/23 (144A)	1,352,000	1,358,760
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A)	436,000	450,170
5.500%, 03/01/23 (144A)	825,000	833,250
5.625%, 12/01/21 (144A) (a)	1,000,000	1,022,500
5.875%, 05/15/23 (144A)	2,289,000	2,346,225
6.125%, 04/15/25 (144A)	1,150,000	1,183,062
6.375%, 10/15/20 (144A)	5,025,000	5,291,953
Zoetis, Inc. 3.250%, 02/01/23	2,125,000	2,058,715

		31,063,913

Pipelines—3.6%
APT Pipelines, Ltd. 5.000%, 03/23/35 (144A)	1,976,000	1,848,400
Boardwalk Pipelines L.P. 4.950%, 12/15/24	1,368,000	1,341,547
Energy Transfer Equity L.P. 5.500%, 06/01/27 (a)	1,806,000	1,801,485
5.875%, 01/15/24	1,638,000	1,698,606
Hiland Partners L.P. / Hiland Partner Finance Corp. 5.500%, 05/15/22 (144A)	375,000	390,000
7.250%, 10/01/20 (144A)	2,015,000	2,176,200
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A) (c)	4,900,000	5,306,391
Kinder Morgan, Inc. 7.750%, 01/15/32	400,000	458,421
8.050%, 10/15/30	3,675,000	4,300,051
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 5.500%, 02/15/23	1,475,000	1,513,719
Midcontinent Express Pipeline LLC
6.700%, 09/15/19 (144A)	2,120,000	2,298,597
Panhandle Eastern Pipeline Co. L.P.
7.000%, 06/15/18	1,850,000	2,089,706
Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp.
6.500%, 05/15/21	1,142,000	1,207,665
Regency Energy Partners L.P. / Regency Energy Finance Corp.
5.875%, 03/01/22	2,000,000	2,129,028

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Rockies Express Pipeline LLC
6.875%, 04/15/40 (144A)	2,825,000	$2,959,188
Sabine Pass Liquefaction LLC
5.625%, 03/01/25 (144A)	3,825,000	3,786,750
5.750%, 05/15/24	4,150,000	4,134,437
SemGroup Corp.
7.500%, 06/15/21	890,000	930,050
Southeast Supply Header LLC
4.250%, 06/15/24 (144A)	2,050,000	2,022,733
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
5.500%, 10/15/19 (144A)	1,100,000	1,141,250
5.875%, 10/01/20	1,753,000	1,801,208
6.125%, 10/15/21	1,200,000	1,251,000
6.250%, 10/15/22 (144A)	2,050,000	2,121,750

		48,708,182

Real Estate—0.2%
CBRE Services, Inc.
5.000%, 03/15/23	1,425,000	1,439,250
5.250%, 03/15/25	1,275,000	1,319,625

		2,758,875

Real Estate Investment Trusts—1.3%
Crown Castle International Corp.
5.250%, 01/15/23 (a)	1,850,000	1,863,413
DDR Corp.
3.625%, 02/01/25	1,500,000	1,440,414
7.875%, 09/01/20	1,625,000	1,989,234
EPR Properties
4.500%, 04/01/25	1,725,000	1,693,988
ESH Hospitality, Inc.
5.250%, 05/01/25 (144A)	1,386,000	1,347,885
Goodman Funding Property, Ltd.
6.000%, 03/22/22 (144A)	1,200,000	1,339,556
Host Hotels & Resorts L.P.
3.750%, 10/15/23	950,000	931,956
4.000%, 06/15/25	848,000	841,699
5.250%, 03/15/22	1,300,000	1,412,028
MPT Operating Partnership L.P. / MPT Finance Corp.
5.500%, 05/01/24	1,110,000	1,143,300
Omega Healthcare Investors, Inc.
4.950%, 04/01/24	800,000	818,260
5.875%, 03/15/24	525,000	558,469
RHP Hotel Properties L.P. / RHP Finance Corp.
5.000%, 04/15/21	2,200,000	2,200,000
5.000%, 04/15/23 (144A)	463,000	453,740
SL Green Realty Corp.
4.500%, 12/01/22	198,000	202,177

		18,236,119

Retail—3.8%
AutoZone, Inc.
2.500%, 04/15/21 (a)	800,000	783,843
Brookstone Holdings Corp.
10.000%, 07/07/21 (e) (f)	235,002	199,752
Claire’s Stores, Inc.
9.000%, 03/15/19 (144A)	1,886,000	1,593,670
CST Brands, Inc.
5.000%, 05/01/23	2,521,000	2,508,395
DBP Holding Corp.
7.750%, 10/15/20 (144A) (c)	2,517,000	2,038,770
El Puerto de Liverpool S.A.B. de C.V.
3.950%, 10/02/24 (144A) (a)	1,675,000	1,637,313
Family Tree Escrow LLC
5.750%, 03/01/23 (144A)	2,572,000	2,687,740
Hema Bondco I B.V.
6.250%, 06/15/19 (144A) (EUR)	1,975,000	1,827,517
Hillman Group, Inc. (The)
6.375%, 07/15/22 (144A) (a)	1,977,000	1,868,265
McDonald’s Corp.
4.600%, 05/26/45	1,706,000	1,664,386
Men’s Wearhouse, Inc. (The)
7.000%, 07/01/22 (a)	1,375,000	1,471,250
Neiman Marcus Group Ltd., Inc.
8.000%, 10/15/21 (144A)	3,800,000	3,999,500
New Albertsons, Inc.
7.450%, 08/01/29	1,000,000	960,000
7.750%, 06/15/26	3,000,000	2,925,000
New Look Secured Issuer plc
6.500%, 07/01/22 (144A) (GBP)	345,000	525,819
Petco Holdings, Inc.
8.500%, 10/15/17 (144A) (a) (f)	1,500,000	1,541,250
PF Chang’s China Bistro, Inc.
10.250%, 06/30/20 (144A) (a)	1,980,000	2,046,825
Rite Aid Corp.
6.125%, 04/01/23 (144A)	1,825,000	1,879,750
7.700%, 02/15/27	5,975,000	7,020,625
SACI Falabella
4.375%, 01/27/25 (144A) (a)	1,425,000	1,417,771
Sally Holdings LLC / Sally Capital, Inc.
5.500%, 11/01/23	875,000	910,000
5.750%, 06/01/22	1,925,000	2,006,812
Serta Simmons Holdings LLC
8.125%, 10/01/20 (144A) (a)	1,325,000	1,397,875
Starbucks Corp.
2.700%, 06/15/22 (a)	2,266,000	2,259,571
Tops Holding II Corp.
8.750%, 06/15/18	1,116,000	1,099,260
Tops Holding LLC / Tops Markets II Corp.
8.000%, 06/15/22 (144A)	2,692,000	2,695,365

		50,966,324

Savings & Loans—0.0%
Washington Mutual Bank
6.875%, 06/15/11 (d) (e) (g)	6,000,000	600

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.4%
KLA-Tencor Corp.
4.650%, 11/01/24	3,314,000	$3,312,190
Lam Research Corp.
3.800%, 03/15/25	2,525,000	2,457,608
Sensata Technologies B.V.
5.625%, 11/01/24 (144A)	209,000	216,315

		5,986,113

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc.
5.000%, 12/15/21 (144A)	500,000	508,750
7.125%, 03/15/21	2,500,000	2,650,000

		3,158,750

Software—2.8%
Activision Blizzard, Inc.
5.625%, 09/15/21 (144A)	3,000,000	3,142,500
6.125%, 09/15/23 (144A)	3,600,000	3,861,000
Adobe Systems, Inc.
3.250%, 02/01/25	2,150,000	2,075,709
Audatex North America, Inc.
6.000%, 06/15/21 (144A)	1,300,000	1,335,750
Autodesk, Inc.
3.125%, 06/15/20 (a)	2,085,000	2,087,629
Dun & Bradstreet Corp. (The)
4.375%, 12/01/22 (a)	1,500,000	1,494,648
First Data Corp.
8.250%, 01/15/21 (144A)	6,550,000	6,910,250
11.250%, 01/15/21	1,452,000	1,611,720
Infor U.S., Inc.
6.500%, 05/15/22 (144A)	2,566,000	2,610,905
Italics Merger Sub, Inc.
7.125%, 07/15/23 (144A)	1,588,000	1,568,150
Microsoft Corp.
2.375%, 02/12/22	2,850,000	2,798,979
4.000%, 02/12/55	2,950,000	2,646,681
MSCI, Inc.
5.250%, 11/15/24 (144A)	1,350,000	1,366,875
Oracle Corp.
4.125%, 05/15/45	2,268,000	2,103,121
4.375%, 05/15/55	2,835,000	2,634,274

		38,248,191

Telecommunications—5.7%
Altice Financing S.A.
6.625%, 02/15/23 (144A)	1,200,000	1,191,360
Altice Finco S.A.
9.875%, 12/15/20 (144A)	3,650,000	4,015,000
Altice S.A.
7.625%, 02/15/25 (144A)	1,200,000	1,128,000
7.750%, 05/15/22 (144A)	3,500,000	3,386,250
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.849%, 04/15/23	1,370,000	1,345,317

Telecommunications—(Continued)
Clearwire Communications LLC / Clearwire Finance, Inc.
14.750%, 12/01/16 (144A)	1,900,000	2,199,250
Comcel Trust via Comunicaciones Celulares S.A.
6.875%, 02/06/24 (144A)	2,375,000	2,499,687
CommScope Technologies Finance LLC
6.000%, 06/15/25 (144A)	1,407,000	1,401,724
CommScope, Inc.
5.500%, 06/15/24 (144A)	2,200,000	2,139,500
Consolidated Communications, Inc.
6.500%, 10/01/22 (144A)	1,350,000	1,301,063
CPI International, Inc.
8.750%, 02/15/18 (a)	2,500,000	2,556,250
Digicel Group, Ltd.
7.125%, 04/01/22 (144A)	1,500,000	1,424,550
8.250%, 09/30/20 (144A)	2,000,000	2,005,000
Digicel, Ltd.
6.750%, 03/01/23 (144A) (a)	1,400,000	1,372,420
7.000%, 02/15/20 (144A) (a)	2,000,000	2,070,000
DigitalGlobe, Inc.
5.250%, 02/01/21 (144A)	1,000,000	978,750
Frontier Communications Corp.
6.875%, 01/15/25	1,850,000	1,547,063
7.625%, 04/15/24	1,400,000	1,235,500
9.250%, 07/01/21	1,225,000	1,283,188
GCI, Inc.
6.875%, 04/15/25	1,492,000	1,506,920
Hughes Satellite Systems Corp.
7.625%, 06/15/21	4,000,000	4,400,800
Inmarsat Finance plc
4.875%, 05/15/22 (144A)	2,775,000	2,677,875
Intelsat Luxembourg S.A.
7.750%, 06/01/21 (a)	4,149,000	3,464,415
Motorola Solutions, Inc.
3.500%, 09/01/21	1,784,000	1,774,004
Sable International Finance, Ltd.
8.750%, 02/01/20 (144A)	1,690,000	1,808,300
SBA Telecommunications, Inc.
5.750%, 07/15/20	2,000,000	2,075,000
T-Mobile USA, Inc.
6.500%, 01/15/24 (a)	5,803,000	5,991,597
6.625%, 11/15/20	1,100,000	1,144,000
6.633%, 04/28/21	3,425,000	3,553,437
6.836%, 04/28/23 (a)	228,000	239,685
Telecom Italia S.p.A.
5.303%, 05/30/24 (144A)	1,350,000	1,344,938
UPCB Finance IV, Ltd.
5.375%, 01/15/25 (144A)	2,296,000	2,191,532
UPCB Finance V, Ltd.
7.250%, 11/15/21 (144A)	1,462,500	1,579,500
Virgin Media Finance plc
6.000%, 10/15/24 (144A)	925,000	938,875
Virgin Media Secured Finance plc
5.375%, 04/15/21 (144A)	3,600,000	3,708,000

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Shares/ Principal Amount*	Value

Telecommunications—(Continued)
Wind Acquisition Finance S.A.
7.375%, 04/23/21 (144A)	4,250,000	$4,297,812

		77,776,562

Textiles—0.1%
Springs Industries, Inc.
6.250%, 06/01/21	900,000	879,750

Transportation—0.7%
Florida East Coast Holdings Corp.
6.750%, 05/01/19 (144A)	2,795,000	2,801,988
Hornbeck Offshore Services, Inc.
5.875%, 04/01/20	2,650,000	2,438,000
Watco Cos. LLC / Watco Finance Corp.
6.375%, 04/01/23 (144A)	1,400,000	1,417,500
XPO Logistics, Inc.
6.500%, 06/15/22 (144A)	1,700,000	1,663,875
7.875%, 09/01/19 (144A)	1,325,000	1,415,895

		9,737,258

Trucking & Leasing—0.1%
Jurassic Holdings III, Inc.
6.875%, 02/15/21 (144A)	2,325,000	1,813,500

Total Corporate Bonds & Notes (Cost $984,343,072)		975,553,276

Common Stocks—13.3%

Aerospace & Defense—0.3%
Huntington Ingalls Industries, Inc.	11,356	1,278,572
TransDigm Group, Inc. (a) (h)	12,400	2,785,908

		4,064,480

Auto Components—0.1%
Drew Industries, Inc. (a)	22,651	1,314,211

Banks—0.4%
Citizens Financial Group, Inc.	78,583	2,146,101
Signature Bank (h)	10,015	1,466,096
Western Alliance Bancorp (a) (h)	41,130	1,388,549

		5,000,746

Beverages—0.1%
Monster Beverage Corp. (h)	10,976	1,471,004

Biotechnology—0.3%
Bluebird Bio, Inc. (h)	14,690	2,473,355
Intercept Pharmaceuticals, Inc. (a) (h)	2,638	636,761
Seattle Genetics, Inc. (a) (h)	35,078	1,697,775

		4,807,891

Building Products—0.5%
AO Smith Corp. (a)	31,970	2,301,201
Caesarstone Sdot-Yam, Ltd. (a)	24,051	1,648,455
Masonite International Corp. (a) (h)	20,584	1,443,144
Trex Co., Inc. (a) (h)	27,142	1,341,629

		6,734,429

Capital Markets—0.3%
Lazard, Ltd. - Class A	24,892	1,399,926
TD Ameritrade Holding Corp. (a)	37,300	1,373,386
WisdomTree Investments, Inc. (a)	61,203	1,344,324

		4,117,636

Chemicals—0.2%
Axalta Coating Systems, Ltd. (h)	78,909	2,610,310

Communications Equipment—0.2%
Arista Networks, Inc. (h)	17,181	1,404,375
CommScope Holding Co., Inc. (h)	69,485	2,119,987

		3,524,362

Construction & Engineering—0.1%
Dycom Industries, Inc. (a) (h)	25,749	1,515,329

Construction Materials—0.1%
Summit Materials, Inc. - Class A (h)	54,840	1,398,420

Distributors—0.1%
Pool Corp. (a)	21,115	1,481,851

Diversified Consumer Services—0.1%
Sotheby’s (a)	45,970	2,079,683

Diversified Financial Services—0.1%
Intercontinental Exchange, Inc.	5,853	1,308,789

Electrical Equipment—0.2%
Acuity Brands, Inc.	7,422	1,335,812
Sensata Technologies Holding N.V. (a) (h)	24,979	1,317,392

		2,653,204

Food & Staples Retailing—0.4%
Kroger Co. (The) (a)	29,773	2,158,840
Rite Aid Corp. (h)	330,488	2,759,575

		4,918,415

Food Products—0.5%
Gruma S.A.B. de C.V. (ADR) (a)	42,741	2,201,589
Pinnacle Foods, Inc.	43,000	1,958,220
WhiteWave Foods Co. (The) (e) (h)	45,949	2,245,987

		6,405,796

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—0.2%
Align Technology, Inc. (a) (h)	22,480	$1,409,721
Edwards Lifesciences Corp. (h)	11,138	1,586,385

		2,996,106

Health Care Providers & Services—0.6%
Acadia Healthcare Co., Inc. (a) (h)	31,150	2,439,979
Cigna Corp.	10,520	1,704,240
Diplomat Pharmacy, Inc. (a) (h)	38,374	1,717,237
Envision Healthcare Holdings, Inc. (h)	38,800	1,531,824
VCA, Inc. (h)	27,494	1,495,811

		8,889,091

Hotels, Restaurants & Leisure—1.6%
Cracker Barrel Old Country Store, Inc. (a)	14,752	2,200,408
Darden Restaurants, Inc. (a)	21,900	1,556,652
Domino’s Pizza, Inc. (a)	13,368	1,515,931
Habit Restaurants, Inc. (The) - Class A (h)	41,323	1,292,997
Hilton Worldwide Holdings, Inc. (h)	47,699	1,314,107
La Quinta Holdings, Inc. (h)	58,236	1,330,693
Norwegian Cruise Line Holdings, Ltd. (h)	24,968	1,399,207
SeaWorld Entertainment, Inc. (a)	70,347	1,297,199
Shake Shack, Inc. - Class A (a) (h)	30,600	1,844,262
Six Flags Entertainment Corp. (a)	44,962	2,016,546
Sonic Corp. (a)	44,121	1,270,685
Starbucks Corp.	39,867	2,137,469
Yum! Brands, Inc. (a)	22,845	2,057,877

		21,234,033

Household Durables—0.1%
GoPro, Inc. - Class A (a) (h)	25,141	1,325,434

Independent Power and Renewable Electricity Producers—0.1%
Dynegy, Inc. (a) (h)	40,326	1,179,535

Insurance—0.1%
XL Group plc (a)	37,028	1,377,442

Internet & Catalog Retail—0.4%
Netflix, Inc. (a) (h)	5,475	3,596,746
TripAdvisor, Inc. (a) (h)	15,627	1,361,737

		4,958,483

Internet Software & Services—0.2%
Facebook, Inc. - Class A (a) (h)	17,613	1,510,579
GoDaddy, Inc. - Class A (h)	30,479	859,203

		2,369,782

IT Services—0.4%
Alliance Data Systems Corp. (a) (h)	4,583	1,337,961
Cognizant Technology Solutions Corp. - Class A (h)	22,063	1,347,828
FleetCor Technologies, Inc. (a) (h)	8,430	1,315,586
MasterCard, Inc. - Class A	15,302	1,430,431

		5,431,806

Leisure Products—0.1%
Brunswick Corp. (a)	27,346	1,390,818

Machinery—0.2%
Middleby Corp. (The) (a) (h)	12,710	1,426,443
Snap-on, Inc. (a)	9,600	1,528,800

		2,955,243

Media—0.2%
AMC Networks, Inc. - Class A (h)	18,244	1,493,272
IMAX Corp. (h)	33,919	1,365,918
ION Media Networks, Inc. (e) (g) (h)	785	165,878

		3,025,068

Metals & Mining—0.1%
HudBay Minerals, Inc.	69,124	575,572
Mirabela Nickel, Ltd. (e) (h)	5,556,301	492,161

		1,067,733

Multiline Retail—0.1%
Macy’s, Inc.	21,381	1,442,576

Oil, Gas & Consumable Fuels—0.8%
Diamondback Energy, Inc. (h)	17,095	1,288,621
GasLog, Ltd. (a)	68,060	1,357,797
MEG Energy Corp. (h)	83,472	1,363,354
Memorial Resource Development Corp. (a) (h)	108,880	2,065,453
Parsley Energy, Inc. - Class A (a) (h)	172,514	3,005,194
Seven Generations Energy, Ltd. (h)	103,588	1,353,528

		10,433,947

Paper & Forest Products—0.0%
PT Indah Kiat Pulp and Paper Corp.	1,867,500	125,369

Personal Products—0.1%
Estee Lauder Cos., Inc. (The) - Class A	23,748	2,058,002

Pharmaceuticals—0.6%
Bristol-Myers Squibb Co.	21,031	1,399,403
Mallinckrodt plc (a) (h)	15,500	1,824,660
Valeant Pharmaceuticals International, Inc. (h)	5,964	1,324,902
Zoetis, Inc.	64,400	3,105,368

		7,654,333

Real Estate Investment Trusts—0.3%
Hudson Pacific Properties, Inc.	46,936	1,331,574
InfraREIT, Inc. (a)	82,462	2,338,623

		3,670,197

Real Estate Management & Development—0.2%
CBRE Group, Inc. - Class A (h)	37,426	1,384,762
Realogy Holdings Corp. (a) (h)	29,778	1,391,228

		2,775,990

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—0.7%
Avago Technologies, Ltd.	9,667	$1,285,034
Cavium, Inc. (a) (h)	32,108	2,209,352
Freescale Semiconductor, Ltd. (a) (h)	49,062	1,961,008
NXP Semiconductors NV (h)	22,700	2,229,140
Qorvo, Inc. (h)	18,753	1,505,303

		9,189,837

Software—0.7%
Ellie Mae, Inc. (a) (h)	23,419	1,634,412
Imperva, Inc. (h)	20,143	1,363,681
Mobileye NV (a) (h)	63,225	3,361,673
Splunk, Inc. (a) (h)	42,500	2,958,850

		9,318,616

Specialty Retail—0.7%
Asbury Automotive Group, Inc. (a) (h)	16,933	1,534,468
Lithia Motors, Inc. - Class A (a)	20,248	2,291,264
Penske Automotive Group, Inc. (a)	27,392	1,427,397
Restoration Hardware Holdings, Inc. (a) (h)	16,400	1,601,132
Sally Beauty Holdings, Inc. (a) (h)	44,474	1,404,489
Ulta Salon Cosmetics & Fragrance, Inc. (h)	8,914	1,376,767

		9,635,517

Textiles, Apparel & Luxury Goods—0.4%
lululemon athletica, Inc. (h)	22,100	1,443,130
Skechers USA, Inc. - Class A (a) (h)	12,652	1,389,063
Steven Madden, Ltd. (h)	16,100	688,758
Under Armour, Inc. - Class A (a) (h)	16,402	1,368,583

		4,889,534

Trading Companies & Distributors—0.3%
Beacon Roofing Supply, Inc. (a) (h)	45,288	1,504,468
HD Supply Holdings, Inc. (a) (h)	65,974	2,320,965

		3,825,433

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. (h)	53,532	2,075,436

Total Common Stocks (Cost $164,964,816)		180,701,917

Convertible Bonds—6.0%

Auto Manufacturers—0.4%
Fiat Chrysler Automobiles N.V. 7.875%, 12/15/16	2,500,000	3,153,125
Tesla Motors, Inc. 1.250%, 03/01/21	2,500,000	2,445,312

		5,598,437

Banks—0.1%
LBG Capital No.1 plc 8.000%, 06/15/20 (144A) (b)	560,000	641,200

Biotechnology—1.4%
BioMarin Pharmaceutical, Inc. 0.750%, 10/15/18	3,345,000	5,155,481
Illumina, Inc. 0.250%, 03/15/16 (a)	650,000	1,694,875
Isis Pharmaceuticals, Inc. 1.000%, 11/15/21 (144A)	2,867,000	3,094,568
Medivation, Inc. 2.625%, 04/01/17	1,688,000	3,722,040
Regeneron Pharmaceuticals, Inc. 1.875%, 10/01/16	875,000	5,303,594

		18,970,558

Commercial Services—0.1%
Live Nation Entertainment, Inc. 2.500%, 05/15/19	1,420,000	1,529,163

Electric—0.2%
NRG Yield, Inc.
3.500%, 02/01/19 (144A)	2,300,000	2,485,437

Electrical Components & Equipment—0.2%
SunPower Corp.
0.750%, 06/01/18 (a)	1,875,000	2,400,000

Gas—0.2%
CenterPoint Energy, Inc.
3.943%, 09/15/29 (i)	40,000	2,797,128

Healthcare-Products—0.3%
Alere, Inc.
3.000%, 05/15/16	1,700,000	2,109,062
Cepheid
1.250%, 02/01/21	1,220,000	1,411,388

		3,520,450

Home Builders—0.3%
Lennar Corp.
3.250%, 11/15/21 (144A)	935,000	2,041,222
Toll Brothers Finance Corp.
0.500%, 09/15/32 (a)	2,000,000	2,075,000

		4,116,222

Internet—0.5%
Ctrip.com International, Ltd.
1.000%, 07/01/20 (144A)	1,365,000	1,330,022
1.990%, 07/01/25 (144A)	1,365,000	1,324,903
FireEye, Inc.
1.000%, 06/01/35 (144A)	1,372,000	1,464,610
1.625%, 06/01/35 (144A)	1,261,000	1,344,541
Vipshop Holdings, Ltd.
1.500%, 03/15/19 (a)	1,468,000	1,864,360

		7,328,436

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—0.2%
Jarden Corp.
1.875%, 09/15/18	1,200,000	$2,011,500

Oil & Gas Services—0.1%
Helix Energy Solutions Group, Inc.
3.250%, 03/15/32	1,375,000	1,302,813

Pharmaceuticals—0.5%
Clovis Oncology, Inc.
2.500%, 09/15/21 (144A)	1,593,000	2,535,857
Mylan, Inc.
3.750%, 09/15/15	493,000	2,505,364
Synergy Pharmaceuticals, Inc.
7.500%, 11/01/19 (144A)	770,000	2,048,200

		7,089,421

Real Estate Investment Trusts—0.1%
SL Green Operating Partnership L.P.
3.000%, 10/15/17 (144A)	1,350,000	1,843,594

Retail—0.2%
Restoration Hardware Holdings, Inc.
Zero Coupon, 06/15/19 (144A) (a)	2,625,000	2,682,422

Semiconductors—0.5%
Intel Corp.
3.250%, 08/01/39	4,750,000	7,225,937

Software—0.6%
Akamai Technologies, Inc.
Zero Coupon, 02/15/19 (a)	2,325,000	2,426,719
Proofpoint, Inc.
0.750%, 06/15/20 (144A)	4,470,000	4,802,456
ServiceNow, Inc.
Zero Coupon, 11/01/18	1,155,000	1,358,569

		8,587,744

Transportation—0.1%
Echo Global Logistics, Inc.
2.500%, 05/01/20	1,304,000	1,400,170

Total Convertible Bonds (Cost $76,601,540)		81,530,632

Mortgage-Backed Securities—3.1%

Commercial Mortgage-Backed Securities—3.1%
Barclays Commercial Mortgage Trust
3.375%, 03/15/36 (144A)	575,000	570,474
BB-UBS Trust
4.160%, 11/05/36 (144A) (b)	2,775,000	2,649,404
Citigroup Commercial Mortgage Trust
4.345%, 10/10/47	875,000	892,323
4.685%, 10/10/47 (b)	1,900,000	1,871,259
4.779%, 01/14/43 (144A) (b)	1,200,000	1,122,090

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates
1.230%, 12/10/47 (b) (j)	19,822,635	1,356,899
4.349%, 12/10/47 (b)	1,000,000	1,025,086
4.616%, 12/10/47 (b)	650,000	632,210
Commercial Mortgage Trust
0.127%, 12/10/47 (144A) (b) (j)	10,100,000	65,973
0.177%, 11/10/47 (144A) (j)	16,375,000	179,961
0.500%, 12/10/47 (144A) (b) (j)	4,850,000	177,146
1.436%, 11/10/47 (144A) (j)	1,225,000	128,000
4.658%, 11/10/47 (b)	1,250,000	1,240,228
4.766%, 09/10/47 (b)	950,000	952,348
Commercial WWP Mortgage Trust
3.898%, 03/10/31 (144A)	1,800,000	1,788,381
CSMC Trust
4.373%, 09/15/37 (144A)	2,300,000	2,113,019
DBUBS Mortgage Trust
5.640%, 07/10/44 (144A) (b)	1,700,000	1,773,408
Great Wolf Trust
7.173%, 05/15/32 (144A) (b)	3,000,000	3,001,979
GS Mortgage Securities Trust
4.662%, 11/10/47 (144A) (b)	1,900,000	1,667,208
Impact Funding LLC
0.342%, 08/25/47 (144A) (b) (j)	3,100,000	109,368
6.000%, 01/25/51 (144A) (b)	1,175,000	1,274,957
6.408%, 01/25/51 (144A) (b)	1,125,000	1,213,673
JPMBB Commercial Mortgage Securities Trust
0.459%, 11/15/47 (b) (j)	9,300,000	244,813
0.500%, 01/15/48 (144A) (b) (j)	6,475,000	238,114
0.619%, 01/15/48 (b) (j)	8,125,000	313,333
4.070%, 01/15/48 (144A) (b)	1,825,000	1,558,548
JPMorgan Chase Commercial Mortgage Securities Trust
3.931%, 06/10/27 (144A) (b)	1,200,000	1,165,952
4.136%, 01/15/32 (144A) (b)	1,700,000	1,704,568
Morgan Stanley Bank of America Merrill Lynch Trust
0.590%, 12/15/47 (144A) (b) (j)	13,150,000	506,078
0.602%, 12/15/46 (144A) (j)	6,175,000	280,345
3.989%, 12/15/46 (144A)	1,200,000	1,205,954
4.000%, 12/15/47	1,350,000	1,280,864
4.209%, 05/15/46 (b)	850,000	845,546
4.218%, 07/15/46 (b)	725,000	721,867
4.384%, 12/15/46 (144A)	2,500,000	2,469,750
4.750%, 12/15/46 (144A)	1,150,000	1,066,050
Wells Fargo Commercial Mortgage Trust
0.543%, 12/15/47 (b) (j)	10,125,000	341,425
1.355%, 12/15/47 (b) (j)	10,323,353	818,146
WFCG Commercial Mortgage Trust
3.326%, 11/15/29 (144A) (b)	1,053,741	1,046,778

Total Mortgage-Backed Securities (Cost $42,464,041)		41,613,525

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (k)—2.5%

Security Description	Principal Amount*	Value

Chemicals—0.2%
American Pacific Corp.
Term Loan B, 7.000%, 02/27/19 (e)	675,660	$683,261
Britax U.S. Holdings, Inc.
Term Loan, 4.500%, 10/15/20 (e)	1,955,171	1,551,102

		2,234,363

Diversified Financial Services—0.3%
AWAS Finance Luxembourg S.A.
Term Loan, 3.500%, 07/16/18	1,569,357	1,580,146
New HB Acquisition LLC
Term Loan, 6.750%, 04/09/20	935,139	958,517
RPI Finance Trust
Term Loan B4, 3.500%, 11/09/20	1,418,238	1,421,074

		3,959,737

Electronic Equipment, Instruments & Components—0.1%
TTM Technologies, Inc.
1st Lien Term Loan, 6.000%, 05/07/21	1,149,000	1,144,691

Energy Equipment & Services—0.1%
Chief Exploration & Development LLC
2nd Lien Term Loan, 7.500%, 05/16/21 (e)	1,500,000	1,423,350

Entertainment—0.1%
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 0.000%, 06/10/22 (l)	718,000	718,898
Six Flags Theme Parks, Inc.
Term Loan B, 0.000%, 06/17/22 (l)	1,433,000	1,435,909

		2,154,807

Gas—0.1%
Astoria Energy LLC
Term Loan B, 5.000%, 12/24/21	877,963	884,000

Healthcare-Services—0.0%
Millennium Health LLC
Term Loan B, 5.250%, 04/16/21	1,213,935	508,335

Leisure Time—0.1%
Delta 2 (LUX) S.a.r.l.
2nd Lien Term Loan, 7.750%, 07/31/22	1,350,000	1,352,110

Media—0.2%
Advantage Sales & Marketing, Inc.
2nd Lien Term Loan, 7.500%, 07/25/22	1,800,000	1,815,108
Kasima LLC
Term Loan B, 3.250%, 05/17/21	1,408,333	1,407,160

		3,222,268

Oil & Gas—0.3%
Fieldwood Energy LLC
2nd Lien Term Loan, 8.375%, 09/30/20	1,688,000	1,295,540
Templar Energy LLC
2nd Lien Term Loan, 8.500%, 11/25/20	3,550,000	2,666,050

		3,961,590

Packaging & Containers—0.2%
Crown Americas LLC
Delayed Draw Term Loan, 1.937%, 12/19/18	1,786,250	1,786,250
Term Loan A, 1.937%, 12/19/18	663,750	663,750

		2,450,000

Real Estate Investment Trusts—0.1%
Hudson Pacific Properties L.P.
Delayed Draw Term Loan, 1.484%, 04/01/20 (e)	766,000	766,000

Retail—0.2%
Bass Pro Group LLC
Term Loan, 4.000%, 06/05/20	1,098,248	1,100,535
Men’s Wearhouse, Inc. (The)
Term Loan, 5.000%, 06/18/21	1,386,000	1,403,325

		2,503,860

Semiconductors—0.1%
NXP B.V.
Term Loan D, 3.250%, 01/11/20	2,133,712	2,130,778

Specialty Retail—0.1%
Gymboree Corporation, (The)
Term Loan, 5.000%, 02/23/18	1,688,000	1,217,892

Telecommunications—0.1%
FairPoint Communications, Inc.
Term Loan, 7.500%, 02/14/19	1,392,875	1,408,371

Transportation—0.2%
Genesee & Wyoming, Inc.
Term Loan A, 2.187%, 03/31/20 (e)	2,762,000	2,768,905

Total Floating Rate Loans (Cost $34,966,507)		34,091,057

Foreign Government—0.9%

Sovereign—0.9%
Bermuda Government International Bonds
4.138%, 01/03/23 (144A) (a)	2,150,000	2,167,770
4.854%, 02/06/24 (144A)	1,425,000	1,496,250
Dominican Republic International Bond
6.850%, 01/27/45 (144A)	2,350,000	2,397,000

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
Government of the Cayman Islands
5.950%, 11/24/19 (144A)	800,000	$914,000
Ivory Coast Government International Bonds
6.375%, 03/03/28 (144A)	1,475,000	1,441,812
Jamaica Government International Bond
7.625%, 07/09/25 (a)	1,250,000	1,400,000
Senegal Government International Bond
6.250%, 07/30/24 (144A)	2,125,000	2,035,750

Total Foreign Government (Cost $11,936,615)		11,852,582

Convertible Preferred Stocks—0.3%

Diversified Financial Services—0.1%
AMG Capital Trust II
5.150%, 10/15/37	25,500	1,534,781

Home Builders—0.2%
William Lyon Homes
6.500%, 12/01/17	20,000	2,532,500

Total Convertible Preferred Stocks (Cost $3,877,029)		4,067,281

Preferred Stock—0.1%

Banks—0.1%
Texas Capital Bancshares, Inc., 6.500% (a) (Cost $1,480,000)	59,200	1,462,240

Warrant—0.1%

Auto Components—0.1%
Cooper-Standard Holding, Inc., Strike Price $27.33, Expires 11/27/17 (e) (h) (Cost $205,581)	20,875	693,050

Escrow Shares—0.0%

Retail—0.0%
Brookstone Co., Inc. 13.000%, 12/15/49 (144A) (c) (d) (g) (Cost $0)	2,041,798	204

Short-Term Investments—11.8%

Mutual Fund—10.8%
State Street Navigator Securities Lending MET Portfolio (m)	146,741,203	146,741,203

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $13,903,373 on 07/01/15, collateralized by $14,150,000 U.S. Treasury Note at 1.250% due 11/30/18 with a value of $14,185,375.	13,903,373	$13,903,373

Total Short-Term Investments (Cost $160,644,576)		160,644,576

Total Investments—110.0% (Cost $1,481,483,777) (n)		1,492,210,340
Other assets and liabilities (net)—(10.0)%		(135,888,647)

Net Assets—100.0%		$1,356,321,693

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $177,736,625 and the collateral received consisted of cash in the amount of $146,741,203 and non-cash collateral with a value of $35,813,260. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2015, the market value of restricted securities was $10,622,904, which is 0.8% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Illiquid security. As of June 30, 2015, these securities represent 1.1% of net assets.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, these securities represent less than 0.05% of net assets.
(h)	Non-income producing security.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Interest only security.
(k)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	This loan will settle after June 30, 2015, at which time the interest rate will be determined.
(m)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(n)	As of June 30, 2015, the aggregate cost of investments was $1,481,483,777. The aggregate unrealized appreciation and depreciation of investments were $47,219,517 and $(36,492,954), respectively, resulting in net unrealized appreciation of $10,726,563.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $505,439,806, which is 37.3% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Brookstone Co., Inc. Escrow	07/25/14	2,041,798	$—	$204
CCM Merger, Inc.	03/14/12 - 10/24/14	1,500,000	1,501,750	1,605,000
DBP Holding Corp.	10/05/12 - 02/17/15	2,517,000	2,402,646	2,038,770
IFM U.S. Colonial Pipeline 2 LLC	04/14/11	4,900,000	4,898,230	5,306,391
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp.	05/30/12	1,591,000	1,656,625	1,672,539

				$10,622,904

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 Year Futures	09/30/15	1,129	USD	133,742,479	$899,591

Futures Contracts—Short
U.S. Treasury Long Bond Futures	09/21/15	(278)	USD	(41,576,917)	(357,645)
U.S. Treasury Note 10 Year Futures	09/21/15	(1,468)	USD	(186,578,097)	1,357,784

Net Unrealized Appreciation					$1,899,730

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$1,571,205	$—	$1,571,205
Aerospace/Defense	—	6,080,888	—	6,080,888
Agriculture	—	4,143,607	—	4,143,607
Airlines	—	1,334,375	—	1,334,375
Apparel	—	2,434,375	—	2,434,375
Auto Manufacturers	—	3,040,313	—	3,040,313
Auto Parts & Equipment	—	5,989,744	—	5,989,744
Banks	—	50,103,497	—	50,103,497
Beverages	—	8,233,186	—	8,233,186
Biotechnology	—	2,528,679	—	2,528,679
Building Materials	—	8,805,799	—	8,805,799
Chemicals	—	15,240,612	—	15,240,612
Coal	—	1,348,500	—	1,348,500
Commercial Services	—	22,593,183	—	22,593,183
Computers	—	10,001,618	—	10,001,618
Cosmetics/Personal Care	—	4,186,722	—	4,186,722
Distribution/Wholesale	—	1,021,042	—	1,021,042
Diversified Financial Services	—	60,745,146	—	60,745,146
Electric	—	26,348,052	—	26,348,052
Electrical Components & Equipment	—	2,431,625	—	2,431,625
Electronics	—	6,056,276	—	6,056,276
Energy-Alternate Sources	—	2,072,205	—	2,072,205
Engineering & Construction	—	4,998,796	—	4,998,796
Entertainment	—	13,501,806	—	13,501,806
Environmental Control	—	1,386,900	—	1,386,900
Food	—	21,709,632	—	21,709,632
Forest Products & Paper	—	2,980,543	—	2,980,543
Gas	—	4,607,980	—	4,607,980
Hand/Machine Tools	—	1,133,000	—	1,133,000
Healthcare-Products	—	20,079,559	—	20,079,559
Healthcare-Services	—	53,926,545	—	53,926,545
Holding Companies-Diversified	—	5,425,296	—	5,425,296
Home Builders	—	14,802,379	—	14,802,379
Home Furnishings	—	2,401,721	—	2,401,721
Household Products/Wares	—	1,155,070	—	1,155,070
Housewares	—	1,260,000	—	1,260,000
Insurance	—	16,330,816	—	16,330,816

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet	$—	$25,533,750	$—	$25,533,750
Iron/Steel	—	4,767,900	—	4,767,900
Leisure Time	—	6,552,344	—	6,552,344
Lodging	—	23,974,828	—	23,974,828
Machinery-Construction & Mining	—	3,444,750	—	3,444,750
Machinery-Diversified	—	3,491,750	—	3,491,750
Media	—	48,634,668	—	48,634,668
Mining	—	20,989,007	3	20,989,010
Miscellaneous Manufacturing	—	5,423,247	—	5,423,247
Office/Business Equipment	—	2,187,900	—	2,187,900
Oil & Gas	—	101,876,721	—	101,876,721
Oil & Gas Services	—	6,044,652	—	6,044,652
Packaging & Containers	—	21,286,927	—	21,286,927
Pharmaceuticals	—	31,063,913	—	31,063,913
Pipelines	—	48,708,182	—	48,708,182
Real Estate	—	2,758,875	—	2,758,875
Real Estate Investment Trusts	—	18,236,119	—	18,236,119
Retail	—	50,966,324	—	50,966,324
Savings & Loans	—	—	600	600
Semiconductors	—	5,986,113	—	5,986,113
Shipbuilding	—	3,158,750	—	3,158,750
Software	—	38,248,191	—	38,248,191
Telecommunications	—	77,776,562	—	77,776,562
Textiles	—	879,750	—	879,750
Transportation	—	9,737,258	—	9,737,258
Trucking & Leasing	—	1,813,500	—	1,813,500
Total Corporate Bonds & Notes	—	975,552,673	603	975,553,276
Common Stocks
Aerospace & Defense	4,064,480	—	—	4,064,480
Auto Components	1,314,211	—	—	1,314,211
Banks	5,000,746	—	—	5,000,746
Beverages	1,471,004	—	—	1,471,004
Biotechnology	4,807,891	—	—	4,807,891
Building Products	6,734,429	—	—	6,734,429
Capital Markets	4,117,636	—	—	4,117,636
Chemicals	2,610,310	—	—	2,610,310
Communications Equipment	3,524,362	—	—	3,524,362
Construction & Engineering	1,515,329	—	—	1,515,329
Construction Materials	1,398,420	—	—	1,398,420
Distributors	1,481,851	—	—	1,481,851
Diversified Consumer Services	2,079,683	—	—	2,079,683
Diversified Financial Services	1,308,789	—	—	1,308,789
Electrical Equipment	2,653,204	—	—	2,653,204
Food & Staples Retailing	4,918,415	—	—	4,918,415
Food Products	6,405,796	—	—	6,405,796
Health Care Equipment & Supplies	2,996,106	—	—	2,996,106
Health Care Providers & Services	8,889,091	—	—	8,889,091
Hotels, Restaurants & Leisure	21,234,033	—	—	21,234,033
Household Durables	1,325,434	—	—	1,325,434
Independent Power and Renewable Electricity Producers	1,179,535	—	—	1,179,535
Insurance	1,377,442	—	—	1,377,442
Internet & Catalog Retail	4,958,483	—	—	4,958,483
Internet Software & Services	2,369,782	—	—	2,369,782
IT Services	5,431,806	—	—	5,431,806
Leisure Products	1,390,818	—	—	1,390,818
Machinery	2,955,243	—	—	2,955,243
Media	2,859,190	—	165,878	3,025,068
Metals & Mining	575,572	492,161	—	1,067,733

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multiline Retail	$1,442,576	$—	$—	$1,442,576
Oil, Gas & Consumable Fuels	10,433,947	—	—	10,433,947
Paper & Forest Products	—	125,369	—	125,369
Personal Products	2,058,002	—	—	2,058,002
Pharmaceuticals	7,654,333	—	—	7,654,333
Real Estate Investment Trusts	3,670,197	—	—	3,670,197
Real Estate Management & Development	2,775,990	—	—	2,775,990
Semiconductors & Semiconductor Equipment	9,189,837	—	—	9,189,837
Software	9,318,616	—	—	9,318,616
Specialty Retail	9,635,517	—	—	9,635,517
Textiles, Apparel & Luxury Goods	4,889,534	—	—	4,889,534
Trading Companies & Distributors	3,825,433	—	—	3,825,433
Wireless Telecommunication Services	2,075,436	—	—	2,075,436
Total Common Stocks	179,918,509	617,530	165,878	180,701,917
Total Convertible Bonds*	—	81,530,632	—	81,530,632
Total Mortgage-Backed Securities*	—	41,613,525	—	41,613,525
Total Floating Rate Loans*	—	34,091,057	—	34,091,057
Total Foreign Government*	—	11,852,582	—	11,852,582
Total Convertible Preferred Stocks*	—	4,067,281	—	4,067,281
Total Preferred Stock*	1,462,240	—	—	1,462,240
Total Warrant*	693,050	—	—	693,050
Total Escrow Shares*	—	—	204	204
Short-Term Investments
Mutual Fund	146,741,203	—	—	146,741,203
Repurchase Agreement	—	13,903,373	—	13,903,373
Total Short-Term Investments	146,741,203	13,903,373	—	160,644,576
Total Investments	$328,815,002	$1,163,228,653	$166,685	$1,492,210,340

Collateral for securities loaned (Liability)	$—	$(146,741,203)	$—	$(146,741,203)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,257,375	$—	$—	$2,257,375
Futures Contracts (Unrealized Depreciation)	(357,645)	—	—	(357,645)
Total Futures Contracts	$1,899,730	$—	$—	$1,899,730

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Change in Unrealized Depreciation	Transfer out of Level 3	Balance as of June 30, 2015	Change in Unrealized Depreciation from investments still held at June 30, 2015
Corporate Bonds & Notes
Mining	$3	$2	$(2)	—	$3	$(2)
Retail	223,812	—	—	(223,812)	—	—
Saving & Loans	600	—	—	—	600	—
Common Stocks
Media	169,403	—	(3,525)	—	165,878	(3,525)
Metals & Mining	131,549	—	—	(131,549)	—	—
Escrow Shares
Retail	4,451	—	(4,247)	—	204	(4,247)

Total	$529,818	$2	$(7,774)	$(355,361)	$166,685	$(7,774)

Corporate Bonds & Notes in the amount of $223,812 and Common Stocks in the amount of $131,549 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,492,210,340
Cash	70
Cash denominated in foreign currencies (c)	88,829
Cash collateral for futures contracts	2,398,628
Receivable for:
Investments sold	10,606,881
Fund shares sold	350,971
Dividends and interest	15,453,672
Variation margin on futures contracts	19,149

Total Assets	1,521,128,540
Liabilities
Collateral for securities loaned	146,741,203
Payables for:
Investments purchased	16,461,898
Fund shares redeemed	479,137
Accrued expenses:
Management fees	571,505
Distribution and service fees	157,662
Deferred trustees’ fees	76,247
Other expenses	319,195

Total Liabilities	164,806,847

Net Assets	$1,356,321,693

Net assets consist of:
Paid in surplus	$1,305,197,592
Undistributed net investment income	29,253,914
Accumulated net realized gain	9,255,527
Unrealized appreciation on investments, futures contracts and foreign currency transactions	12,614,660

Net Assets	$1,356,321,693

Net Assets
Class A	$587,410,691
Class B	749,773,773
Class E	19,137,229
Capital Shares Outstanding*
Class A	48,141,701
Class B	62,151,544
Class E	1,581,139
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.20
Class B	12.06
Class E	12.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,481,483,777.
(b)	Includes securities loaned at value of $177,736,625.
(c)	Identified cost of cash denominated in foreign currencies was $90,103.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$895,038
Interest	32,884,533
Securities lending income	484,162

Total investment income	34,263,733
Expenses
Management fees	3,525,430
Administration fees	16,206
Custodian and accounting fees	122,844
Distribution and service fees—Class B	950,819
Distribution and service fees—Class E	14,634
Audit and tax services	32,455
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	95,393
Insurance	4,658
Miscellaneous	8,314

Total expenses	4,804,743
Less management fee waiver	(38,223)

Net expenses	4,766,520

Net Investment Income	29,497,213

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	13,542,739
Futures contracts	(1,560,908)
Foreign currency transactions	(11,732)

Net realized gain	11,970,099

Net change in unrealized appreciation (depreciation) on:
Investments	(169,529)
Futures contracts	1,797,221
Foreign currency transactions	(3,668)

Net change in unrealized appreciation	1,624,024

Net realized and unrealized gain	13,594,123

Net Increase in Net Assets From Operations	$43,091,336

(a)	Net of foreign withholding taxes of $2,658.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,497,213	$68,471,050
Net realized gain	11,970,099	62,026,910
Net change in unrealized appreciation (depreciation)	1,624,024	(59,542,286)

Increase in net assets from operations	43,091,336	70,955,674

From Distributions to Shareholders
Net investment income
Class A	(32,724,041)	(36,660,759)
Class B	(40,253,407)	(45,157,543)
Class E	(1,049,700)	(1,256,379)
Net realized capital gains
Class A	(23,055,574)	(17,089,978)
Class B	(29,794,305)	(21,987,704)
Class E	(763,024)	(602,285)

Total distributions	(127,640,051)	(122,754,648)

Increase (decrease) in net assets from capital share transactions	63,091,082	(38,974,240)

Total decrease in net assets	(21,457,633)	(90,773,214)

Net Assets
Beginning of period	1,377,779,326	1,468,552,540

End of period	$1,356,321,693	$1,377,779,326

Undistributed net investment income
End of period	$29,253,914	$73,783,849

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	669,464	$8,952,289	2,238,273	$29,402,800
Reinvestments	4,546,016	55,779,615	4,202,560	53,750,737
Redemptions	(2,765,435)	(36,847,111)	(7,813,025)	(102,547,240)

Net increase (decrease)	2,450,045	$27,884,793	(1,372,192)	$(19,393,703)

Class B
Sales	1,908,850	$25,018,680	5,498,341	$72,158,652
Reinvestments	5,774,749	70,047,712	5,303,732	67,145,247
Redemptions	(4,599,360)	(60,625,528)	(11,995,075)	(156,556,330)

Net increase (decrease)	3,084,239	$34,440,864	(1,193,002)	$(17,252,431)

Class E
Sales	90,931	$1,210,706	119,523	$1,580,886
Reinvestments	148,950	1,812,724	146,352	1,858,664
Redemptions	(171,045)	(2,258,005)	(439,761)	(5,767,656)

Net increase (decrease)	68,836	$765,425	(173,886)	$(2,328,106)

Increase (decrease) derived from capital shares transactions		$63,091,082		$(38,974,240)

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.05		$13.55	$13.43	$12.80	$12.98	$12.24

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.64	0.73	0.75	0.80	0.79
Net realized and unrealized gain (loss) on investments	0.14		0.03	0.32	0.86	(0.17)	0.76

Total from investment operations	0.43		0.67	1.05	1.61	0.63	1.55

Less Distributions
Distributions from net investment income	(0.75)		(0.80)	(0.93)	(0.98)	(0.81)	(0.81)
Distributions from net realized capital gains	(0.53)		(0.37)	0.00	0.00	0.00	0.00

Total distributions	(1.28)		(1.17)	(0.93)	(0.98)	(0.81)	(0.81)

Net Asset Value, End of Period	$12.20		$13.05	$13.55	$13.43	$12.80	$12.98

Total Return (%) (b)	3.20	(c)	5.12	8.17	13.19	4.83	13.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(d)	0.55	0.54	0.54	0.54	0.53
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.55	0.54	0.54	0.54	0.53
Ratio of net investment income to average net assets (%)	4.43	(d)	4.86	5.50	5.76	6.18	6.40
Portfolio turnover rate (%)	62	(c)(f)	87	46	47	36	42
Net assets, end of period (in millions)	$587.4		$596.3	$637.9	$722.9	$715.6	$1,163.2

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.90		$13.41	$13.29	$12.67	$12.87	$12.14

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.60	0.69	0.71	0.76	0.76
Net realized and unrealized gain (loss) on investments	0.13		0.02	0.33	0.86	(0.19)	0.76

Total from investment operations	0.40		0.62	1.02	1.57	0.57	1.52

Less Distributions
Distributions from net investment income	(0.71)		(0.76)	(0.90)	(0.95)	(0.77)	(0.79)
Distributions from net realized capital gains	(0.53)		(0.37)	0.00	0.00	0.00	0.00

Total distributions	(1.24)		(1.13)	(0.90)	(0.95)	(0.77)	(0.79)

Net Asset Value, End of Period	$12.06		$12.90	$13.41	$13.29	$12.67	$12.87

Total Return (%) (b)	3.04	(c)	4.83	7.98	12.95	4.46	12.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.80	0.79	0.79	0.79	0.78
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.80	0.79	0.79	0.79	0.78
Ratio of net investment income to average net assets (%)	4.18	(d)	4.61	5.24	5.51	5.98	6.16
Portfolio turnover rate (%)	62	(c)(f)	87	46	47	36	42
Net assets, end of period (in millions)	$749.8		$761.9	$808.0	$812.6	$780.4	$805.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.94		$13.45	$13.33	$12.71	$12.89	$12.16

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.62	0.71	0.72	0.78	0.77
Net realized and unrealized gain (loss) on investments	0.14		0.02	0.32	0.86	(0.18)	0.76

Total from investment operations	0.42		0.64	1.03	1.58	0.60	1.53

Less Distributions
Distributions from net investment income	(0.73)		(0.78)	(0.91)	(0.96)	(0.78)	(0.80)
Distributions from net realized capital gains	(0.53)		(0.37)	0.00	0.00	0.00	0.00

Total distributions	(1.26)		(1.15)	(0.91)	(0.96)	(0.78)	(0.80)

Net Asset Value, End of Period	$12.10		$12.94	$13.45	$13.33	$12.71	$12.89

Total Return (%) (b)	3.13	(c)	4.90	8.06	13.01	4.69	13.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	(d)	0.70	0.69	0.69	0.69	0.68
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.70	0.69	0.69	0.69	0.68
Ratio of net investment income to average net assets (%)	4.28	(d)	4.71	5.34	5.61	6.07	6.26
Portfolio turnover rate (%)	62	(c)(f)	87	46	47	36	42
Net assets, end of period (in millions)	$19.1		$19.6	$22.7	$23.9	$24.3	$30.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 51% for the six months ended June 30, 2015.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-29

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to convertible preferred stocks, foreign currency transactions, premium amortization adjustments, contingent payment debt instruments, real estate investment trust (REIT) adjustments, return of capital adjustments, return of capital adjustments and paydown adjustments. These adjustments have no impact on net assets or the results of operations.

MIST-30

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $13,903,373, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$2,257,375	Unrealized depreciation on futures contracts*	$357,645

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(1,560,908)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$1,797,221

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$112,900,000
Futures contracts short	(118,650,000)

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$146,644,528	$699,770,800	$194,873,437	$734,821,970

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2015 were as follows:

Purchases	Sales
$147,263,183	$183,425,568

The Portfolio engaged in security transactions with other accounts managed by Lord, Abbett & Co. LLC. that amounted to $331,217 in purchases and $6,278,593 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$3,525,430	0.600%	First $250 million
	0.550%	$250 million to $500 million
	0.500%	$500 million to $1 billion
	0.450%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Lord, Abbett & Co. LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$91,288,007	$97,899,267	$31,466,641	$—	$122,754,648	$97,899,267

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$78,687,874	$48,412,832	$8,639,535	$—	$135,740,241

MIST-35

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Met/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the Met/Artisan International Portfolio returned 4.04% and 4.04%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 4.03%.

MARKET ENVIRONMENT / CONDITIONS

Global equities posted solid gains in the first half of 2015, though broad-based indices leveled off in the second quarter after climbing sharply in the first.

Markets in Europe surged in the first quarter—partly owing to more accommodative central bank policies—but gave back a bit of their earlier gains in the second quarter on heightened volatility over Greece’s bailout negotiations.

After years of resisting the type of broad-based quantitative easing that the U.S. first implemented in 2009, Europe reversed course in the face of lackluster economic growth and deflationary pressures. On March 9th, the European Central Bank rolled out a new €1.1 trillion (€60 billion-per-month) bond purchase program aimed at jumpstarting growth and raising inflation closer to its target of just under 2%. The euro subsequently weakened, providing a boost to exporters benefiting from the double impact of both cheaper credit as well as heightened overseas demand for cheaper European goods.

U.S. markets were choppy for much of the period, though ended modestly higher. U.S. gross domestic product (“GDP”) contracted slightly in the first quarter. Temporary factors (harsh winter weather and a labor dispute at west coast ports) were partly to blame, while other metrics, such as consumer spending, job growth and home sales, generally pointed to ongoing growth. In the second quarter, the Federal Reserve held its benchmark interest rate near zero and emphasized a more cautious approach to eventual interest rate hikes than previously expected.

Japan stood out as a top performer. A healthy first quarter GDP read suggested its economy is gradually gaining momentum after falling into a technical recession last year. Market buoyancy has also come on the back of extraordinary central bank easing and optimism over a government push for shareholder-friendly corporate reforms.

Emerging markets delivered mixed results. China is transitioning to its “new normal” slower pace of growth. Confronted with a slowing economy and deepening property market slump, China’s central bank has utilized a host of tools to inject liquidity into equities, including cutting interest rates and relaxing bank reserve requirements to encourage lending. The effect resulted in volatile trading—particularly in the second quarter—although Chinese markets ultimately posted outsized gains for the period.

Meanwhile, Greek markets fell sharply on fears over the country’s potential exit from the eurozone. In the face of lower commodity prices, Brazil’s commodity dependency continued to pressure its economy, and its currency tumbled against the U.S. dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio was hindered by underperformance in the Information Technology sector. Further, the Portfolio’s Health Care holdings generated positive absolute performance, but trailed those of the benchmark. By region, the Portfolio’s undersized exposure to Japan, as well as underperformance of its Japanese holdings, weighed on results.

On an individual holdings basis, Internet company Baidu (China) detracted from overall results. Company margins have been softer recently, partly because of heightened investment in online-to-offline (“O2O”) initiatives (e.g., maps, food delivery and payments), which aim to facilitate offline transactions through Baidu’s mobile apps. We believe the near-term margin drag from these peripheral investments has masked strength in the company’s core search business.

Shares of endoscope manufacturer Olympus (Japan) also fell after the company announced worse-than-expected losses in its non-core cameras business. Larger-than-expected reserves set aside to settle claims relating to a U.S. Department of Justice investigation also ate into profits. Despite these setbacks, the company’s core medical business—the main long-term growth driver, in our view—continued to deliver on strong endoscope and surgical device demand, and we maintained our conviction at period end.

After advancing sharply in 2014, shares of industrial conglomerate IHI (Japan) declined in the first half of 2015. Concerns mounted around possible losses on certain drill ships and around the company’s exposure to Brazil. However, IHI’s main aero engine and defense business, which generates roughly two-thirds of operating profit, continued to do well. This business is benefiting from rising demand, particularly from low-cost carriers in emerging markets.

AIA Group (Hong Kong)—a demographic theme holding—contributed positively to performance. AIA Group is a leading insurer across the Asia-Pacific region. The company is benefiting from ongoing growth in value of new business—an industry metric related to potential future earnings—with particular strength in Hong Kong (its largest market) and China (one of its fastest growing markets). We believe its growth is partially attributable to a high-quality management team that has developed a successful distribution framework which transfers autonomy to regional managers. The company is known for its best-in-class standards in training and development, translating into industry-leading agent productivity. Altogether, AIA benefits from its strong brand awareness and difficult-to-replicate scale. It’s also well capitalized with a surplus cash position and high solvency ratio.

Spanish-language media company Grupo Televisa (Mexico) was another top contributor. Televisa is making significant headway in

MIST-1

Met Investors Series Trust

Met/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

customer uptake for its pay TV business. Pay TV and broadband internet are still relatively underpenetrated in Mexico, and Televisa has established itself as the dominant market player with more than half of Mexico’s total subscribers.

Shares of biotechnology company Actelion (Switzerland) rose after the company reportedly received an informal takeover offer from Shire, representing a 21% premium to the prevailing market cap. While the news was a positive catalyst for the stock, our thesis is not dependent on a merger. We’re attracted to the company’s franchise-leading position in therapies treating pulmonary arterial hypertension, a life-threatening lung disease.

We opened several new positions during the period. As a result of our bottom-up fundamental analysis, we identified a grouping of secular growth trends in the automotive industry—including advancements in technological innovation, improvements in safety features and heightened emphasis on environmental factors. In turn, we identified several investment opportunities with exposure to these key industry trends, including vehicle components manufacturers Delphi Automotive (United States) and WABCO Holdings (United States). We also established positions in auto companies BMW (Germany), Porsche Automobil (Germany) and Volkswagen (Germany) (Porsche owns a large stake in Volkswagen). We believe these companies are among the highest-quality original equipment manufacturers globally.

Outside of the auto sector, we opened a position in China Cinda Asset Management (China), China’s leading asset management company specializing in acquiring and restructuring distressed assets. Against the backdrop of slowing economic growth, non-performing loan growth at Chinese banks has picked up rapidly. We believe Cinda is strategically advantaged in this environment, given its specialized expertise and market-share dominance.

We also opened positions in the world’s two largest cruise ship companies, Carnival (United Kingdom) and Royal Caribbean Cruises (United States) —which collectively control about 70% of the global cruise ship market. Today, the U.S. drives the majority of cruise industry revenues, but we believe the nascent yet fast-growing Chinese market presents a promising secular growth opportunity, underpinned by an expanding middle class. We also believe the cyclical rebound in Europe coupled with lower fuel prices reduces the downside risk considerably.

On the sales side during the reporting period, we exited the Portfolio’s position in multinational telecom company SoftBank (Japan). As troubles at U.S. mobile carrier Sprint persist and the Japanese wireless market slows, we chose to exit in favor of other opportunities (SoftBank owns a large stake in Sprint). Similarly, we sold mobile telecom provider KDDI (Japan).

Due to a difficult outlook for its energy and power business, combined with limited medium-term earnings visibility, we chose to exit the Portfolio’s position in Rolls-Royce (United Kingdom). We also sold the Portfolio’s position in Macau casino-operator Sands China (Hong Kong), which has been facing a slowing Chinese economy and weaker revenue trends, pressured by the government’s anti-corruption campaign. Lastly, we exited the Portfolio’s nominal position in Alibaba Group (China) in favor of other opportunities.

Period-end Portfolio positioning remained focused on our themes, emphasizing what we believe are high-quality companies with sustainable growth characteristics trading at attractive valuations. As of June 30, 2015, the Portfolio’s largest sector overweights relative to the benchmark were Consumer Discretionary and Technology, largely illustrating the presence of our demographics and technology themes. The largest sector underweights were in Financials and Energy. Within Financials, we maintained a preference for insurance companies, which we held overweight relative to the benchmark; however, the Portfolio remained underweight banks. We have historically identified limited opportunities in the Energy sector, finding the companies to often be commodity-driven and lacking the necessary characteristics to generate long-term sustainable earnings growth.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI AC WORLD (EX-U.S.) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
Met/Artisan International Portfolio
Class A	4.04	-0.23	3.79
Class B	4.04	—	2.81
MSCI AC World (ex-U.S.) Index	4.03	-5.26	-0.78

1 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Baidu, Inc. (ADR)	4.9
Bayer AG	4.0
AIA Group, Ltd.	3.9
Medtronic plc	3.6
Grupo Televisa S.A.B. (ADR)	3.4
ASML Holding NV	3.0
Toyota Motor Corp.	3.0
Liberty Global plc - Series C	2.9
Nestle S.A.	2.6
Syngenta AG	2.5

Top Countries

% of Net Assets
United Kingdom	20.4
Germany	13.7
Switzerland	13.0
China	10.7
Japan	9.3
France	5.4
United States	5.2
Ireland	4.6
Hong Kong	3.9
Belgium	3.6

MIST-3

Met Investors Series Trust

Met/Artisan International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A	Actual	0.81%	$1,000.00	$1,040.40	$4.10
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class B	Actual	1.06%	$1,000.00	$1,040.40	$5.36
	Hypothetical*	1.06%	$1,000.00	$1,019.54	$5.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—94.0% of Net Assets

Security Description	Shares	Value

Belgium—3.6%
Anheuser-Busch InBev NV	176,968	$21,299,082
Telenet Group Holding NV (a)	146,715	7,991,827
UCB S.A.	111,652	8,005,748

		37,296,657

Brazil—0.2%
Ambev S.A. (ADR)	270,353	1,649,153

China—10.7%
Baidu, Inc. (ADR) (a)	260,989	51,957,690
Beijing Enterprises Holdings, Ltd.	1,056,000	7,894,911
Beijing Enterprises Water Group, Ltd. (a)	1,014,000	827,029
China Cinda Asset Management Co., Ltd. - Class H (144A) (a)	17,807,161	9,912,420
JD.com, Inc. (ADR) (a)	31,433	1,071,865
Ping An Insurance Group Co. of China, Ltd. - Class H	1,047,072	14,006,089
Tencent Holdings, Ltd.	1,329,400	26,486,260

		112,156,264

France—5.4%
L’Oreal S.A.	43,691	7,789,324
LVMH Moet Hennessy Louis Vuitton SE	47,528	8,320,061
Orange S.A.	428,943	6,637,005
Pernod-Ricard S.A. (b)	66,668	7,712,969
Schneider Electric SE	149,840	10,334,568
Zodiac Aerospace	494,064	16,078,885

		56,872,812

Germany—10.5%
Allianz SE	58,704	9,139,725
Bayer AG	300,671	42,072,229
Bayerische Motoren Werke (BMW) AG	126,801	13,873,028
Beiersdorf AG	152,720	12,787,144
Deutsche Post AG	278,527	8,136,771
Linde AG	129,409	24,503,700

		110,512,597

Hong Kong—3.9%
AIA Group, Ltd.	6,328,372	41,199,029

India—0.3%
Infosys, Ltd. (ADR)	231,586	3,670,638

Ireland—3.6%
Medtronic plc	503,162	37,284,304

Italy—1.4%
Mediaset S.p.A.	1,358,968	6,522,400
Telecom Italia S.p.A. (a)	6,243,572	7,919,897

		14,442,297

Japan—9.3%
IHI Corp.	3,609,000	16,822,141
NGK Insulators, Ltd.	712,000	18,339,831

Japan—(Continued)
Olympus Corp.	726,500	25,047,639
Ono Pharmaceutical Co., Ltd.	5,400	588,918
Sumitomo Mitsui Financial Group, Inc.	109,400	4,861,127
Toyota Motor Corp.	471,400	31,527,803

		97,187,459

Mexico—3.4%
Grupo Televisa S.A.B. (ADR)	922,665	35,817,855

Netherlands—3.0%
ASML Holding NV	308,083	31,986,733

South Korea—0.0%
Orion Corp.	115	108,050

Spain—0.9%
Grifols S.A. (b)	137,698	5,561,794
Grifols S.A. (ADR)	130,649	4,046,200

		9,607,994

Sweden—0.9%
Swedbank AB - A Shares	416,467	9,700,194

Switzerland—13.0%
Actelion, Ltd. (a)	115,469	16,932,783
Adecco S.A. (a)	162,319	13,204,372
Nestle S.A.	374,309	27,057,127
Novartis AG	110,660	10,930,202
Roche Holding AG	83,790	23,524,334
Syngenta AG	65,307	26,761,435
Zurich Insurance Group AG (a)	60,254	18,366,304

		136,776,557

United Kingdom—20.4%
Babcock International Group plc	346,213	5,869,621
BT Group plc	1,536,986	10,885,141
Carnival plc	126,475	6,468,947
Croda International plc	345,743	14,940,919
Delphi Automotive plc	189,335	16,110,515
Diageo plc	10,695	310,009
InterContinental Hotels Group plc	242,945	9,801,264
International Consolidated Airlines Group S.A. (a)	1,921,442	14,922,755
Johnson Matthey plc	510,559	24,371,558
Liberty Global plc - Class A (a)	360,260	19,479,258
Liberty Global plc - Series C (a)	598,429	30,298,460
Lloyds Banking Group plc	10,920,929	14,660,157
Prudential plc	520,878	12,569,097
SABMiller plc	305,711	15,849,126
WPP plc	783,659	17,584,142

		214,120,969

United States—3.5%
Autoliv, Inc.	92,762	10,819,439

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Cognizant Technology Solutions Corp. - Class A (a)	254,469	$15,545,511
Royal Caribbean Cruises, Ltd. (b)	66,167	5,206,681
WABCO Holdings, Inc. (a)	41,622	5,149,474

		36,721,105

Total Common Stocks (Cost $937,083,183)		987,110,667

Preferred Stocks—3.2%

Germany—3.2%
Henkel AG & Co. KGaA	78,126	8,761,406
Porsche Automobil Holding SE	179,830	15,145,076
Volkswagen AG	41,413	9,600,230

Total Preferred Stocks (Cost $35,138,737)		33,506,712

Equity Linked Security—1.0%

Ireland—1.0%
Ryanair Holdings plc (HSBC Bank plc), 11/17/16 (c) (Cost $7,505,256)	774,200	10,193,406

Short-Term Investments—3.2%

Mutual Fund—1.5%
State Street Navigator Securities Lending MET Portfolio (d)	16,029,929	16,029,929

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $17,459,815 on 07/01/15, collateralized by $17,570,000 U.S. Treasury Notes with rates ranging from 1.250% - 1.375%, maturity dates ranging from 07/31/18 - 11/30/18, with a value of $17,812,550.	17,459,815	17,459,815

Total Short-Term Investments (Cost $33,489,744)		33,489,744

Total Investments—101.4% (Cost $1,013,216,920) (e)		1,064,300,529
Other assets and liabilities (net)—(1.4)%		(14,510,807)

Net Assets—100.0%		$1,049,789,722

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $15,295,886 and the collateral received consisted of cash in the amount of $16,029,929. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(e)	As of June 30, 2015, the aggregate cost of investments was $1,013,216,920. The aggregate unrealized appreciation and depreciation of investments were $86,084,604 and $(35,000,995), respectively, resulting in net unrealized appreciation of $51,083,609.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $9,912,420, which is 0.9% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2015 (Unaudited)	% of Net Assets
Media	11.2
Insurance	9.1
Chemicals	8.6
Pharmaceuticals	8.1
Internet Software & Services	7.5
Automobiles	6.7
Health Care Equipment & Supplies	5.9
Beverages	4.5
Machinery	3.8
Banks	3.8

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$37,296,657	$—	$37,296,657
Brazil	1,649,153	—	—	1,649,153
China	53,029,555	59,126,709	—	112,156,264
France	—	56,872,812	—	56,872,812
Germany	—	110,512,597	—	110,512,597
Hong Kong	—	41,199,029	—	41,199,029
India	3,670,638	—	—	3,670,638
Ireland	37,284,304	—	—	37,284,304
Italy	—	14,442,297	—	14,442,297
Japan	—	97,187,459	—	97,187,459
Liberia	5,206,681	—	—	5,206,681
Mexico	35,817,855	—	—	35,817,855
Netherlands	—	31,986,733	—	31,986,733
South Korea	—	108,050	—	108,050
Spain	4,046,200	5,561,794	—	9,607,994
Sweden	—	9,700,194	—	9,700,194
Switzerland	—	136,776,557	—	136,776,557
United Kingdom	65,888,233	148,232,736	—	214,120,969
United States	20,694,985	10,819,439	—	31,514,424
Total Common Stocks	227,287,604	759,823,063	—	987,110,667
Total Preferred Stocks*	—	33,506,712	—	33,506,712
Total Equity Linked Security*	10,193,406	—	—	10,193,406
Short-Term Investments
Mutual Fund	16,029,929	—	—	16,029,929
Repurchase Agreement	—	17,459,815	—	17,459,815
Total Short-Term Investments	16,029,929	17,459,815	—	33,489,744
Total Investments	$253,510,939	$810,789,590	$—	$1,064,300,529

Collateral for securities loaned (Liability)	$—	$(16,029,929)	$—	$(16,029,929)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Artisan International Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,064,300,529
Cash denominated in foreign currencies (c)	603,994
Receivable for:
Investments sold	105,653
Fund shares sold	70,190
Dividends	2,050,911

Total Assets	1,067,131,277
Liabilities
Collateral for securities loaned	16,029,929
Payables for:
Investments purchased	333,775
Fund shares redeemed	40
Accrued expenses:
Management fees	665,780
Distribution and service fees	12
Deferred trustees’ fees	22,981
Other expenses	289,038

Total Liabilities	17,341,555

Net Assets	$1,049,789,722

Net assets consist of:
Paid in surplus	$1,014,720,758
Undistributed net investment income	7,711,712
Accumulated net realized loss	(23,674,684)
Unrealized appreciation on investments and foreign currency transactions	51,031,936

Net Assets	$1,049,789,722

Net Assets
Class A	$1,049,734,376
Class B	55,346
Capital Shares Outstanding*
Class A	101,262,879
Class B	5,344
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.37
Class B	10.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,013,216,920.
(b)	Includes securities loaned at value of $15,295,886.
(c)	Identified cost of cash denominated in foreign currencies was $603,002.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$11,686,912
Securities lending income	293,347

Total investment income	11,980,259
Expenses
Management fees	3,849,899
Administration fees	12,205
Custodian and accounting fees	217,293
Distribution and service fees—Class B	38
Audit and tax services	27,342
Legal	15,703
Trustees’ fees and expenses	19,699
Shareholder reporting	22,071
Insurance	2,844
Miscellaneous	2,335

Total expenses	4,169,429

Net Investment Income	7,810,830

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(1,353,139)
Foreign currency transactions	(150,053)

Net realized loss	(1,503,192)

Net change in unrealized appreciation on:
Investments	32,192,884
Foreign currency transactions	2,534

Net change in unrealized appreciation	32,195,418

Net realized and unrealized gain	30,692,226

Net Increase in Net Assets From Operations	$38,503,056

(a)	Net of foreign withholding taxes of $1,154,187.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Artisan International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Period Ended December 31, 2014(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,810,830	$5,704,246
Net realized loss	(1,503,192)	(20,224,307)
Net change in unrealized appreciation	32,195,418	18,836,518

Increase in net assets from operations	38,503,056	4,316,457

From Distributions to Shareholders
Net investment income
Class A	(7,750,139)	0
Class B	(410)	0

Total distributions	(7,750,549)	0

Increase in net assets from capital share transactions	44,201,486	970,519,272

Total increase in net assets	74,953,993	974,835,729

Net Assets
Beginning of period	974,835,729	—

End of period	$1,049,789,722	$974,835,729

Undistributed net investment income
End of period	$7,711,712	$7,651,431

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31, 2014
	Shares	Value	Shares	Value
Class A (a)
Sales	6,552,947	$69,454,452	98,371,303	$983,894,348
Reinvestments	732,527	7,750,139	0	0
Redemptions	(3,077,591)	(33,058,211)	(1,316,307)	(13,376,076)

Net increase	4,207,883	$44,146,380	97,054,996	$970,518,272

Class B (b)
Sales	5,250	$55,144	98	$1,000
Reinvestments	38	410	0	0
Redemptions	(42)	(448)	0	0

Net increase	5,246	$55,106	98	$1,000

Increase derived from capital shares transactions		$44,201,486		$970,519,272

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Commencement of operations of Class B was November 12, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.04		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.06
Net realized and unrealized gain (loss) on investments	0.33		(0.02)

Total from investment operations	0.41		0.04

Less Distributions
Distributions from net investment income	(0.08)		0.00

Total distributions	(0.08)		0.00

Net Asset Value, End of Period	$10.37		$10.04

Total Return (%) (c)	4.04	(d)	0.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	(e)	0.83	(e)
Ratio of net investment income to average net assets (%)	1.52	(e)	0.86	(e)
Portfolio turnover rate (%)	22	(d)	33	(d)
Net assets, end of period (in millions)	$1,049.7		$974.8

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31, 2014(f)
Net Asset Value, Beginning of Period	$10.03		$10.15

Income (Loss) from Investment Operations
Net investment income (b)	0.12		(0.00	)(g)
Net realized and unrealized gain (loss) on investments	0.29		(0.12)

Total from investment operations	0.41		(0.12)

Less Distributions
Distributions from net investment income	(0.08)		0.00

Total distributions	(0.08)		0.00

Net Asset Value, End of Period	$10.36		$10.03

Total Return (%) (c)	4.04	(d)	(1.18	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.06	(e)	1.29	(e)
Ratio of net investment income (loss) to average net assets (%)	2.18	(e)	(0.04	)(e)
Portfolio turnover rate (%)	22	(d)	33	(d)
Net assets, end of period (in millions)	$0.1		$0.0	(h)

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Commencement of operations of Class B was November 12, 2014.
(g)	Net investment income (loss) was less than $0.01.
(h)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-12

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, commission recapture and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $17,459,815, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies

MIST-13

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$271,891,595	$0	$217,334,431

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the period ended June 30, 2015	% per annum	Average Daily Net Assets
$3,849,899	0.750%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-14

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

There were no distributions paid for the period ending December 31, 2014.

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$7,652,290	$—	$18,804,126	$(22,125,940)	$4,330,476

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

At December 31, 2014, the Portfolio had short term accumulated capital losses of $22,125,940.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 2.06% and 2.00%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 2.83%.

MARKET ENVIRONMENT / CONDITIONS

As a follow up to calendar year 2014, where the loan market as measured by the S&P/LSTA Leverage Loan Index delivered a modest 1.60% total return, the loan market regained some footing during the first half of 2015, advancing 2.83% during the first six month of the year. During that period, loans posted positive total returns in each of the first five months, before giving up some ground in June. With many floating-rate loan investors anticipating a return in the 6% range for the calendar year 2015, the 2.83% return over the first six months appeared in line with expectations.

Looking at loan technicals, the loan market began 2015 with the lowest first quarter issuance for any year since 2010, with new issuance totaling a modest $56 billion, highlighting the impact of ongoing regulatory focus on issuer underwriting. Loan supply perked up a bit during the second quarter 2015 with new issuance of $86 billion, but was more than offset by continued strong demand from both collateralized loan obligations (CLOs) and institutional investors and a significant easing of retail fund outflows. These factors contributed to higher loan prices during the period, with the weighted average loan price of the S&P/LSTA Leveraged Loan Index rising from $95.92 at the beginning of the year to $96.58 as of June 30, 2015.

With respect to fundamentals, the loan market’s benign environment continued throughout the period. The trailing 12-month loan default rate began the year at 3.24%, measured by the S&P/LSTA Leveraged Loan Index, and eased to 1.24% as of June 30, 2015, with the sizeable default of Energy Future Holdings (“EFH”, formerly TXU) loans rolling off during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Relative to the benchmark, the Portfolio maintains a greater focus on the higher quality loan segments of the market. During the period, dispersion between quality groups was fairly tight, with the higher quality loan segments modestly outperforming the lower quality segments. While delivering lower overall credit risk compared to the benchmark, the Portfolio’s higher-quality bias also resulted in lower coupon income compared to the benchmark. BB and B loans advanced 3.29% and 3.09% respectively during the period vs. a 2.69% return for the lower-quality CCC loan group. The Portfolio’s overweight exposure to BB loans and underweight exposure to CCC loans was slightly beneficial to relative performance. The worst-performing segment of the market by a wide margin was the defaulted loan category, which declined 8.92% over the period. The Portfolio’s underexposure to defaulted loans, most notably the Portfolio’s avoidance of defaulted EFH loans, was a significant contributor to relative performance for the period as EFH continued its role as one of the Index’s most volatile high-beta constituents.

During the period, the majority of the Index’s industry groups registered returns in the 3-4% range, but there were a few notable exceptions, with four industries delivering negative total returns including Forest Products, Nonferrous Metals/Minerals, Steel, and Utilities. The Portfolio’s underweight exposure to Utilities and overweight exposure to Business Equipment & Services helped relative results, while overweight exposures to Lodging & Casinos and Steel detracted from relative performance.

The cornerstones of the strategy’s investment philosophy include intense, internal credit research and broad issuer diversification. As of June 30, 2015, the Portfolio was diversified across 441 loan issuer positions and 34 industry groups. The Portfolio continued to maintain an overweight position in the BB loan group (44.1% vs. 36.9%), while maintaining limited exposure to the lower quality CCC segment (0.8% vs. 4.7%). The Portfolio’s higher quality positioning was also exhibited in its weighed average loan price of $97.61 vs. a $96.58 weighted average loan price for the Index as of June 30, 2015.

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 62 days on average as of June 30, 2015.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	Since Inception[2]
Met/Eaton Vance Floating Rate Portfolio
Class A	2.06	1.57	4.50	3.94
Class B	2.00	1.31	4.25	3.68
S&P/LSTA Leveraged Loan Index	2.83	1.82	5.48	4.74

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception date of the Class A and Class B shares is 4/30/2010. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Industries

% of Net Assets
Retail	7.0
Healthcare-Services	6.5
Commercial Services	5.5
Chemicals	5.3
Software	5.2
Food	5.0
Media	4.5
Telecommunications	4.3
Diversified Financial Services	3.2
Pharmaceuticals	3.0

MIST-2

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A	Actual	0.67%	$1,000.00	$1,020.60	$3.36
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B	Actual	0.92%	$1,000.00	$1,020.00	$4.61
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—94.3% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
inVentiv Health, Inc. Incremental Term Loan B3, 7.750%, 05/15/18	1,543,450	$1,545,380
Term Loan B4, 7.750%, 05/15/18	1,681,243	1,682,644

		3,228,024

Aerospace/Defense—2.2%
BE Aerospace, Inc. Term Loan B, 4.000%, 12/16/21	995,000	1,002,774
DAE Aviation Holdings, Inc. Term Loan B1, 6.250%, 11/02/18	1,048,155	1,051,751
Flying Fortress, Inc. Term Loan, 3.500%, 04/30/20	2,729,167	2,735,989
Silver II U.S. Holdings LLC Term Loan, 4.000%, 12/13/19	5,460,287	5,294,202
Standard Aero, Ltd. Term Loan B2, 6.250%, 11/02/18	272,882	273,819
Transdigm, Inc. Term Loan C, 3.750%, 02/28/20	7,730,389	7,685,831
Term Loan D, 3.750%, 06/04/21	1,782,000	1,770,445

		19,814,811

Auto Components—1.0%
CS Intermediate Holdco 2 LLC Term Loan B, 4.000%, 04/04/21	693,000	692,856
Dayco Products LLC Term Loan B, 5.250%, 12/12/19	992,462	997,425
Federal-Mogul Holdings Corp. Term Loan C, 4.750%, 04/15/21	4,267,750	4,226,139
MPG Holdco I, Inc. Term Loan B, 3.750%, 10/20/21	2,164,414	2,165,308
Visteon Corp. Delayed Draw Term Loan B, 3.500%, 04/09/21	685,417	685,738

		8,767,466

Auto Manufacturers—1.0%
Chrysler Group LLC Term Loan B, 3.250%, 12/31/18	4,221,563	4,217,869
Term Loan B, 3.500%, 05/24/17	4,743,529	4,743,937

		8,961,806

Auto Parts & Equipment—1.2%
Affinia Group Intermediate Holdings, Inc. Term Loan B2, 4.750%, 04/27/20	430,258	431,199
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 3.750%, 04/30/19	6,083,333	6,102,344
Horizon Global Corp. Term Loan B, 0.000%, 05/11/22 (b)	500,000	495,312
INA Beteiligungsgesellschaft mbH Term Loan B, 4.250%, 05/15/20	906,731	913,059
TI Group Automotive Systems LLC Term Loan, 0.000%, 06/24/22 (b)	1,200,000	1,202,250

Auto Parts & Equipment—(Continued)
Tower Automotive Holdings USA LLC Term Loan, 4.000%, 04/23/20	1,438,195	1,438,795

		10,582,959

Beverages—0.1%
Flavors Holdings, Inc. 1st Lien Term Loan, 6.750%, 04/03/20	770,000	742,087

Building Materials—0.3%
CPG International, Inc. Term Loan, 4.750%, 09/30/20	614,063	610,225
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.000%, 09/28/20	945,346	946,922
Summit Materials Cos. I LLC Term Loan B, 5.000%, 01/30/19	436,576	437,258
Tank Holding Corp. Term Loan, 5.250%, 03/16/22	742,875	746,279

		2,740,684

Capital Markets—1.3%
Armor Holding II LLC 1st Lien Term Loan, 5.750%, 06/26/20	2,143,471	2,138,112
Corporate Capital Trust, Inc. Term Loan B, 4.000%, 05/15/19	1,160,878	1,161,575
Guggenheim Partners LLC Term Loan, 4.250%, 07/22/20	1,727,057	1,735,692
Medley LLC Term Loan, 6.500%, 06/15/19	496,591	496,591
NXT Capital, Inc. 6.250%, 09/04/18	796,717	800,700
Term Loan B, 6.250%, 09/04/18	736,875	740,559
RCS Capital Corp. 1st Lien Term Loan, 6.500%, 04/29/19	2,811,645	2,805,496
Salient Partners L.P. Term Loan, 7.500%, 05/19/21	800,000	788,000
Sheridan Investment Partners II L.P. Term Loan A, 4.250%, 12/16/20	100,156	89,473
Term Loan B, 4.250%, 12/16/20	719,991	643,192
Term Loan M, 4.250%, 12/16/20	37,353	33,368

		11,432,758

Chemicals—5.3%
AIlnex (Luxembourg) & Cy SCA Term Loan B1, 4.500%, 10/03/19	920,788	923,090
AIlnex USA, Inc. Term Loan B2, 4.500%, 10/03/19	477,753	478,947
Aruba Investments, Inc. Term Loan B, 4.500%, 02/02/22	301,493	302,246
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 3.750%, 02/01/20	4,706,022	4,706,318
AZ Chem U.S., Inc. 1st Lien Term Loan, 4.500%, 06/12/21	631,918	632,905
Chemours Co. (The) Term Loan B, 3.750%, 05/22/22	1,750,000	1,746,355

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Chemtura Corp. Term Loan B, 3.500%, 08/27/16	138,095	$138,325
ECO Services Operations LLC Term Loan B, 4.750%, 12/04/21	398,000	397,005
Emerald Performance Materials LLC 1st Lien Term Loan, 4.500%, 08/01/21	496,250	497,077
Flint Group GmbH Term Loan C, 4.500%, 09/07/21	140,797	140,973
Flint Group U.S. LLC 1st Lien Term Loan B2, 4.500%, 09/07/21	851,703	853,833
Gemini HDPE LLC Term Loan B, 4.750%, 08/07/21	1,441,620	1,441,620
Huntsman International LLC Incremental Term Loan, 3.750%, 08/12/21	2,039,750	2,043,999
Ineos U.S. Finance LLC Term Loan, 3.750%, 05/04/18	6,589,862	6,575,859
Term Loan, 4.250%, 03/31/22	698,249	698,904
Kronos Worldwide, Inc. Term Loan, 4.000%, 02/18/20	320,938	321,606
MacDermid, Inc. 1st Lien Term Loan, 4.500%, 06/07/20	2,298,038	2,306,417
Term Loan B2, 4.750%, 06/07/20	597,000	600,145
Minerals Technologies, Inc. Term Loan B, 3.750%, 05/09/21	1,468,429	1,475,772
Omnova Solutions, Inc. Term Loan B1, 4.250%, 05/31/18	1,745,268	1,746,905
Orion Engineered Carbons GmbH Term Loan, 5.000%, 07/25/21	570,688	576,394
OXEA Finance LLC Term Loan B2, 4.250%, 01/15/20	2,142,375	2,075,426
PQ Corp. Term Loan, 4.000%, 08/07/17	1,826,175	1,826,632
Sonneborn LLC Term Loan, 4.750%, 12/10/20	380,588	382,332
Sonneborn Refined Products B.V. BV Term Loan, 4.750%, 12/10/20	67,163	67,470
Tata Chemicals North America, Inc. Term Loan B, 3.750%, 08/07/20	1,118,010	1,117,647
Trinseo Materials Operating SCA Term Loan B, 4.250%, 10/13/21	1,325,000	1,328,550
Tronox Pigments (Netherlands) B.V. Term Loan, 4.250%, 03/19/20	4,480,945	4,489,906
Unifrax Corp. Term Loan, 4.250%, 11/28/18	223,075	223,006
Univar, Inc. Term Loan, 0.000%, 06/30/22 (b)	3,275,000	3,258,625
Term Loan B, 5.012%, 06/30/17	3,893,473	3,893,169
VAT Lux III S.a.r.l. Term Loan, 4.250%, 02/11/21	637,745	637,745

		47,905,203

Coal—0.8%
Alpha Natural Resources LLC Term Loan B, 3.500%, 05/22/20	2,712,563	1,963,217

Coal—(Continued)
Arch Coal, Inc. Term Loan B, 6.250%, 05/16/18	2,765,900	1,915,386
Murray Energy Corp. Term Loan B1, 7.000%, 04/07/17	300,000	298,625
Term Loan B2, 7.500%, 03/19/21	1,875,000	1,741,406
Patriot Coal Corp. Term Loan, 9.000%, 12/15/18 (c)	987,500	542,236
Walter Energy, Inc. Term Loan B, 7.250%, 04/02/18	2,236,381	1,233,738

		7,694,608

Commercial Services—5.4%
Acosta Holdco, Inc. Term Loan, 4.250%, 09/26/21	3,833,250	3,829,256
BakerCorp International, Inc. Term Loan, 4.250%, 02/14/20	731,625	707,390
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.000%, 12/18/20	886,522	883,691
Bright Horizons Family Solutions, Inc. Term Loan B, 3.750%, 01/30/20	1,466,165	1,467,541
Ceridian LLC Term Loan, 4.500%, 09/15/20	602,778	598,559
ClientLogic Corp. Extended Term Loan, 7.527%, 01/30/17	2,394,165	2,370,224
Education Management LLC Term Loan A, 5.500%, 07/02/20	259,470	196,549
Term Loan B, 8.500%, 07/02/20	439,634	282,465
Garda World Security Corp. Delayed Draw Term Loan, 4.000%, 11/06/20	725,358	724,149
Term Loan B, 4.000%, 11/06/20	3,410,491	3,404,806
Hertz Corp. (The) Term Loan B, 4.000%, 03/11/18	1,755,000	1,758,017
Term Loan B2, 3.500%, 03/11/18	2,490,670	2,481,718
IAP Worldwide Services, Inc. 2nd Lien Term Loan, 8.000%, 07/18/19 (c)	339,757	271,805
Revolver, 0.000%, 07/18/18 (b) (c)	248,024	241,104
Interactive Data Corp. Term Loan, 4.750%, 05/02/21	1,633,500	1,640,307
IPC Corp. Term Loan B, 5.500%, 08/06/21	1,695,750	1,690,451
KAR Auction Services, Inc. Term Loan B2, 3.500%, 03/11/21	4,639,606	4,652,133
Language Line LLC 1st Lien Term Loan B, 6.250%, 06/20/16	1,295,326	1,295,866
Laureate Education, Inc. Term Loan B, 5.000%, 06/15/18	4,726,291	4,430,898
Live Nation Entertainment, Inc. Term Loan B1, 3.500%, 08/16/20	2,675,957	2,679,837
McGraw-Hill Global Education Holdings LLC Term Loan B, 4.750%, 03/22/19	669,262	673,444
Merrill Communications LLC Term Loan, 6.250%, 06/01/22	625,000	625,000
Moneygram International, Inc. Term Loan B, 4.250%, 03/27/20	905,412	861,274

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Monitronics International, Inc. Term Loan B, 4.250%, 03/23/18	957,254	$959,448
Term Loan B1, 4.500%, 04/02/22	1,221,938	1,226,138
Rent-A-Center, Inc. Term Loan B, 3.750%, 03/19/21	543,125	541,767
ServiceMaster Co. Term Loan B, 4.250%, 07/01/21	2,406,813	2,413,465
SGS Cayman L.P. Term Loan B, 6.000%, 04/23/21	201,463	203,226
SunEdison Semiconductor B.V. 1st Lien Term Loan, 6.500%, 05/27/19	841,500	845,707
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	1,580,475	1,578,994
Weight Watchers International, Inc. Term Loan B2, 4.000%, 04/02/20	7,013,563	3,413,852

		48,949,081

Computers—1.5%
Dell, Inc. Term Loan C, 3.750%, 10/29/18	912,892	913,605
Expert Global Solutions, Inc. Term Loan B, 8.500%, 04/03/18	101,946	102,201
Sirius Computer Solutions, Inc. Term Loan B, 6.250%, 12/07/18	389,249	393,142
SkillSoft Corp. 1st Lien Term Loan, 5.750%, 04/28/21	2,233,125	2,187,864
Smart Technologies ULC Term Loan, 10.500%, 01/31/18	542,969	542,969
SunGard Data Systems, Inc. Term Loan C, 3.934%, 02/28/17	2,213,819	2,217,611
Term Loan E, 4.000%, 03/08/20	5,949,290	5,956,691
TNS, Inc. 1st Lien Term Loan, 5.000%, 02/14/20	1,344,235	1,350,956

		13,665,039

Construction Materials—0.3%
Fairmount Minerals, Ltd. Term Loan B1, 3.813%, 03/15/17	391,524	386,997
Term Loan B2, 4.500%, 09/05/19	1,989,563	1,894,229
Headwaters, Inc. Term Loan B, 4.500%, 03/24/22	200,000	200,875

		2,482,101

Cosmetics/Personal Care—0.1%
Revlon Consumer Products Corp. Term Loan, 4.000%, 10/08/19	1,160,745	1,162,740

Distribution/Wholesale—0.2%
ABC Supply Co., Inc. Term Loan, 3.500%, 04/16/20	1,723,087	1,721,292

Distributors—0.0%
PFS Holding Corp. 1st Lien Term Loan, 4.500%, 01/31/21	246,875	229,902

Diversified Consumer Services—0.0%
WASH Multifamily Laundry Systems LLC 1st Lien Term Loan, 4.250%, 05/14/22	300,000	298,875

Diversified Financial Services—3.1%
Altisource Solutions S.a.r.l. Term Loan B, 4.500%, 12/09/20	1,789,601	1,597,219
Astro AB Borrower, Inc. 1st Lien Term Loan, 5.500%, 04/30/22	325,000	328,664
Citco Funding LLC Term Loan, 4.250%, 06/29/18	2,408,759	2,413,275
Clipper Acquisitions Corp. Term Loan B, 3.000%, 02/06/20	1,489,548	1,479,270
Delos Finance S.a.r.l. Term Loan B, 3.500%, 03/06/21	2,675,000	2,676,910
Grosvenor Capital Management Holdings LLP Term Loan B, 3.750%, 01/04/21	4,201,215	4,188,087
Hamilton Lane Advisors LLC Term Loan, 4.000%, 02/28/18	492,805	493,421
Harbourvest Partners LLC Term Loan, 3.250%, 02/04/21	778,776	774,882
La Frontera Generation LLC Term Loan, 4.500%, 09/30/20	2,795,798	2,785,896
LPL Holdings, Inc. Term Loan B, 3.250%, 03/29/19	3,394,369	3,395,940
MIP Delaware LLC Term Loan B1, 4.000%, 03/09/20	391,785	393,255
Nord Anglia Education Finance LLC Term Loan, 4.500%, 03/31/21	2,188,231	2,193,702
Ocwen Financial Corp. Term Loan, 5.000%, 02/15/18	1,593,344	1,590,107
PGX Holdings, Inc. 1st Lien Term Loan, 6.250%, 09/29/20	553,951	557,644
Shield Finance Co. S.a.r.l. Term Loan, 5.000%, 01/29/21	740,625	744,791
Walker & Dunlop, Inc. Term Loan B, 5.250%, 12/11/20	675,931	681,001
Walter Investment Management Corp. Term Loan, 4.750%, 12/19/20	2,230,014	2,112,008

		28,406,072

Electric—2.2%
Calpine Construction Finance Co. L.P. Term Loan B1, 3.000%, 05/03/20	1,004,500	988,596
Term Loan B2, 3.250%, 01/31/22	1,007,623	995,343
Calpine Corp. Delayed Draw Term Loan, 4.000%, 10/30/20	369,375	369,548
Term Loan B3, 4.000%, 10/09/19	778,000	778,912
Term Loan B5, 3.500%, 05/27/22	3,225,000	3,201,064
Dynegy Holdings, Inc. Term Loan B2, 4.000%, 04/23/20	3,992,726	4,004,788
EFS Cogen Holdings I LLC Term Loan B, 3.750%, 12/17/20	506,899	508,695
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 06/19/16	1,725,000	1,729,313

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Granite Acquisition, Inc. Term Loan B, 5.000%, 12/19/21	2,477,969	$2,508,924
Term Loan C, 5.000%, 12/19/21	109,579	110,947
Longview Power LLC Term Loan B, 7.000%, 04/13/21	275,000	277,578
NRG Energy, Inc. Term Loan B, 2.750%, 07/02/18	3,985,634	3,958,982

		19,432,690

Electrical Components & Equipment—1.5%
Carros Finance Luxembourg S.a.r.l. 1st Lien Term Loan, 4.500%, 09/30/21	2,188,102	2,187,419
Dell International LLC Term Loan B2, 4.000%, 04/29/20	6,025,000	6,030,916
Electrical Components International, Inc. Term Loan B, 5.750%, 05/28/21	843,990	850,665
Orbotech, Inc. Term Loan B, 5.000%, 08/06/20	417,750	415,661
Pelican Products, Inc. Term Loan, 5.250%, 04/10/20	1,601,357	1,601,357
Zebra Technologies Corp. Term Loan B, 4.750%, 10/27/21	2,047,727	2,074,319

		13,160,337

Electronics—1.7%
Allflex Holdings III, Inc. 1st Lien Term Loan, 4.250%, 07/17/20	614,063	614,446
CDW LLC Term Loan, 3.250%, 04/29/20	3,250,943	3,228,141
CompuCom Systems, Inc. Term Loan B, 4.250%, 05/11/20	2,136,502	1,994,959
EIG Investors Corp. Term Loan, 5.000%, 11/09/19	4,873,200	4,865,076
Excelitas Technologies Corp. 1st Lien Term Loan, 6.000%, 10/31/20	1,822,649	1,828,915
Fender Musical Instruments Corp. Term Loan B, 5.750%, 04/03/19	311,125	311,413
Sensus USA, Inc. 1st Lien Term Loan, 4.500%, 05/09/17	2,053,064	2,044,082
Vantiv LLC Term Loan B, 3.750%, 06/13/21	762,429	766,003

		15,653,035

Energy Equipment & Services—0.5%
EnergySolutions LLC Term Loan, 6.750%, 05/29/20	797,179	801,829
Floatel International, Ltd. Term Loan B, 6.000%, 06/27/20	1,036,875	824,748
Seadrill Partners Finco LLC Term Loan B, 4.000%, 02/21/21	3,868,223	2,938,469
Seventy Seven Operating LLC Term Loan B, 3.750%, 06/25/21	495,000	459,112

		5,024,158

Engineering & Construction—0.1%
Brock Holdings III, Inc. Term Loan B, 6.000%, 03/16/17	790,631	786,678

Entertainment—1.7%
Affinity Gaming LLC Term Loan B, 5.250%, 11/09/17	388,333	390,275
Amaya Holdings B.V. 1st Lien Term Loan, 5.000%, 08/01/21	3,252,556	3,251,879
Aufinco Pty, Ltd. 1st Lien Term Loan, 4.000%, 05/29/20	441,000	441,276
CDS U.S. Intermediate Holdings, Inc. Term Loan, 0.000%, 06/10/22 (b)	425,000	425,531
National CineMedia LLC Term Loan, 2.940%, 11/26/19	500,000	495,625
Pinnacle Entertainment, Inc. Term Loan B2, 3.750%, 08/13/20	639,732	640,361
Scientific Games International, Inc. Term Loan B1, 6.000%, 10/18/20	3,496,750	3,500,467
Term Loan B2, 6.000%, 10/01/21	870,625	871,070
SeaWorld Parks & Entertainment, Inc. Term Loan B2, 3.000%, 05/14/20	2,922,536	2,826,183
Seminole Hard Rock Entertainment, Inc. Term Loan B, 3.500%, 05/14/20	269,500	269,107
WMG Acquisition Corp. Term Loan, 3.750%, 07/01/20	2,362,437	2,332,661

		15,444,435

Environmental Control—0.2%
Darling International, Inc. Term Loan B, 3.250%, 01/06/21	740,625	745,023
Tervita Corp. Term Loan, 6.250%, 05/15/18	1,550,855	1,458,450

		2,203,473

Food—5.0%
AdvancePierre Foods, Inc. Term Loan, 5.750%, 07/10/17	3,215,340	3,223,781
Albertson’s Holdings LLC Term Loan B3, 5.000%, 08/25/19	3,184,688	3,199,283
Albertson’s LLC Term Loan B4, 5.500%, 08/25/21	897,750	903,412
American Seafoods Group LLC Term Loan B, 6.500%, 03/18/18	384,222	374,616
Aramark Services, Inc. Extended Synthetic LOC 2, 3.687%, 07/26/16	154,267	153,588
Extended Synthetic LOC 3, 3.676%, 07/26/16	160,084	159,380
Blue Buffalo Co., Ltd. Term Loan B3, 3.750%, 08/08/19	1,215,867	1,217,387
Centerplate, Inc. Term Loan A, 4.753%, 11/26/19	465,359	465,359
Charger OpCo B.V. Term Loan B1, 4.250%, 07/23/21	2,175,000	2,185,875

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Clearwater Seafoods L.P. Term Loan B, 4.750%, 06/26/19	428,973	$429,509
Del Monte Foods, Inc. 1st Lien Term Loan, 4.250%, 02/18/21	1,509,659	1,443,612
Diamond Foods, Inc. Term Loan, 4.250%, 08/20/18	1,209,687	1,209,687
Dole Food Co., Inc. Term Loan B, 4.500%, 11/01/18	2,702,449	2,707,516
H.J. Heinz Co. Term Loan B2, 3.250%, 06/05/20	5,411,266	5,418,696
High Liner Foods, Inc. Term Loan B, 4.250%, 04/24/21	864,063	864,602
JBS USA Holdings, Inc. Incremental Term Loan, 3.750%, 09/18/20	1,572,000	1,574,437
Term Loan, 3.750%, 05/25/18	4,960,810	4,954,550
NPC International, Inc. Term Loan B, 4.000%, 12/28/18	2,089,159	2,080,019
Pinnacle Foods Finance LLC Incremental Term Loan H, 3.000%, 04/29/20	687,750	685,601
Post Holdings, Inc. Incremental Term Loan, 3.750%, 06/02/21	1,093,118	1,089,897
Supervalu, Inc. Term Loan B, 4.500%, 03/21/19	5,563,488	5,582,771
U.S. Foods, Inc. Term Loan, 4.500%, 03/31/19	4,804,456	4,819,470

		44,743,048

Hand/Machine Tools—0.3%
Apex Tool Group LLC Term Loan B, 4.500%, 01/31/20	1,669,137	1,642,013
Milacron LLC Term Loan B, 4.500%, 09/28/20	1,155,479	1,159,091

		2,801,104

Healthcare-Products—2.3%
Alere, Inc. Term Loan B, 0.000%, 06/03/22 (b)	1,750,000	1,754,254
BSN Medical, Inc. Term Loan B1B, 4.000%, 08/28/19	544,144	544,824
CeramTec Acquisition Corp. Term Loan B2, 4.250%, 08/30/20	31,117	31,175
CHG Healthcare Services, Inc. Term Loan, 4.250%, 11/19/19	1,153,113	1,154,375
Convatec, Inc. Term Loan, 4.250%, 06/15/20	2,992,987	2,997,976
DJO Finance LLC Term Loan, 4.250%, 06/08/20	2,200,000	2,206,600
Faenza Acquisition GmbH Term Loan B1, 4.250%, 08/30/20	306,690	307,265
Term Loan B3, 4.250%, 08/30/20	92,334	92,507
Halyard Health, Inc. Term Loan B, 4.000%, 11/01/21	586,774	590,900
Kinetic Concepts, Inc. Term Loan E1, 4.500%, 05/04/18	4,788,634	4,813,324

Healthcare-Products—(Continued)
Mallinckrodt International Finance S.A. Incremental Term Loan B1, 3.500%, 03/19/21	1,116,563	1,115,012
Term Loan B, 3.250%, 03/19/21	1,654,063	1,649,281
Physio-Control Internationl, Inc. 1st Lien Term Loan, 5.500%, 05/05/22	450,000	451,969
Sage Products Holdings III LLC Term Loan B, 4.250%, 12/13/19	1,063,798	1,066,901
Sterigenics-Nordion Holdings LLC Term Loan B, 4.250%, 05/15/22	725,000	726,812
Tecomet, Inc. 1st Lien Term Loan, 5.750%, 12/05/21	1,094,500	1,082,871

		20,586,046

Healthcare-Services—6.5%
Acadia Healthcare Co., Inc. Term Loan B, 4.250%, 02/11/22	248,750	250,408
ADMI Corp. Term Loan B, 5.500%, 04/30/22	325,000	326,625
Alliance Healthcare Services, Inc. Term Loan B, 4.250%, 06/03/19	1,162,796	1,160,616
Amsurg Corp. 1st Lien Term Loan B, 3.750%, 07/16/21	594,000	595,949
Ardent Medical Services, Inc. Term Loan, 6.750%, 07/02/18	3,657,042	3,669,230
ATI Holdings, Inc. Term Loan, 5.250%, 12/20/19	414,727	416,801
CareCore National LLC Term Loan B, 5.500%, 03/05/21	446,608	448,841
Community Health Systems, Inc. Term Loan F, 3.534%, 12/31/18	2,007,973	2,008,690
Term Loan G, 3.750%, 12/31/19	2,805,890	2,809,398
Term Loan H, 4.000%, 01/27/21	5,162,763	5,176,027
CPI Buyer LLC 1st Lien Term Loan, 5.500%, 08/18/21	1,017,315	1,017,315
DaVita HealthCare Partners, Inc. Term Loan B, 3.500%, 06/24/21	3,168,000	3,172,952
Emdeon Business Services LLC Term Loan B2, 3.750%, 11/02/18	2,384,131	2,387,409
Envision Healthcare Corp. Term Loan, 4.000%, 05/25/18	6,791,287	6,802,609
Iasis Healthcare LLC Term Loan B2, 4.500%, 05/03/18	1,506,339	1,510,339
IMS Health, Inc. Term Loan, 3.500%, 03/17/21	3,157,612	3,141,331
Kindred Healthcare, Inc. Term Loan, 4.250%, 04/09/21	1,608,750	1,613,264
LHP Hospital Group, Inc. Term Loan, 9.000%, 07/03/18	841,826	824,989
Millennium Health LLC Term Loan B, 5.250%, 04/16/21	3,168,000	1,326,600
MJ Acquisition Corp. 1st Lien Term Loan, 4.000%, 04/22/22	300,000	299,996
MMM Holdings, Inc. Term Loan, 9.750%, 12/12/17	1,215,798	990,875

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
MSO of Puerto Rico, Inc. Term Loan, 9.750%, 12/12/17	883,879	$720,361
National Mentor Holdings, Inc. Term Loan B, 4.250%, 01/31/21	1,065,294	1,065,294
Onex Carestream Finance L.P. 1st Lien Term Loan, 5.000%, 06/07/19	2,417,482	2,420,937
Opal Acquisition, Inc. 1st Lien Term Loan, 5.000%, 11/27/20	2,747,141	2,707,651
Ortho-Clinical Diagnostics, Inc. Term Loan B, 4.750%, 06/30/21	3,019,500	2,964,563
Radnet Management, Inc. Term Loan B, 4.267%, 10/10/18	1,940,189	1,944,636
Regionalcare Hospital Partners, Inc. 1st Lien Term Loan, 5.250%, 04/19/19	1,788,716	1,789,834
Select Medical Corp. Term Loan B, 3.751%, 06/01/18	1,593,142	1,593,620
Steward Health Care System LLC Term Loan B, 6.750%, 04/12/20	1,323,000	1,313,904
U.S. Renal Care, Inc. Term Loan, 4.250%, 07/03/19	2,092,510	2,093,165

		58,564,229

Holding Companies-Diversified—0.0%
ARG IH Corp. Term Loan B, 4.750%, 11/15/20	265,740	267,135

Home Furnishings—0.2%
Tempur-Pedic International, Inc. Term Loan B, 3.500%, 03/18/20	1,960,027	1,964,927

Hotels, Restaurants & Leisure—0.6%
1011778 B.C. Unlimited Liability Co. Term Loan B, 3.750%, 12/10/21	4,729,553	4,732,509
CEC Entertainment, Inc. Term Loan, 4.000%, 02/14/21	790,000	770,579

		5,503,088

Household Products/Wares—1.0%
Libbey Glass, Inc. Term Loan B, 3.750%, 04/09/21	445,500	446,196
Polarpak, Inc. 1st Lien Canadian Borrower, 4.500%, 06/07/20	232,378	231,797
Prestige Brands, Inc. Term Loan B3, 3.500%, 09/03/21	732,544	732,544
Spectrum Brands, Inc. Term Loan, 3.750%, 06/09/22	2,225,000	2,232,881
Spin Holdco, Inc. Term Loan B, 4.250%, 11/14/19	3,121,254	3,117,840
Sun Products Corp. (The) Term Loan, 5.500%, 03/23/20	2,086,927	2,029,536
WNA Holdings, Inc. 1st Lien U.S. Borrower, 4.500%, 06/07/20	121,834	121,529

Household Products/Wares—(Continued)
Zep, Inc. Term Loan, 5.750%, 06/16/22	350,000	351,313

		9,263,636

Industrial Conglomerates—0.2%
IG Investment Holdings LLC Term Loan B, 6.000%, 10/29/21	1,867,485	1,875,655

Insurance—2.5%
Alliant Holdings I, Inc. Term Loan B, 5.000%, 12/20/19	2,851,094	2,856,439
AmWINS Group LLC Term Loan, 5.250%, 09/06/19	1,049,442	1,059,000
Asurion LLC 2nd Lien Term Loan, 8.500%, 03/03/21	1,125,000	1,144,969
Term Loan B1, 5.000%, 05/24/19	8,610,933	8,636,646
Term Loan B2, 4.250%, 07/08/20	931,000	929,088
CGSC of Delaware Holding Corp. 1st Lien Term Loan, 5.000%, 04/16/20	465,500	428,260
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan, 5.000%, 12/10/19	1,334,325	1,307,639
Hub International, Ltd. Term Loan B, 4.000%, 10/02/20	2,824,867	2,808,683
USI, Inc. Term Loan B, 4.250%, 12/27/19	3,591,643	3,598,377

		22,769,101

Internet—2.0%
Ascend Learning LLC Term Loan B, 5.500%, 07/31/19	1,876,475	1,883,512
Getty Images, Inc. Term Loan B, 4.750%, 10/18/19	6,566,724	4,897,134
Go Daddy Operating Co. LLC Term Loan B, 4.250%, 05/13/21	5,688,586	5,701,920
RP Crown Parent LLC Term Loan, 6.000%, 12/21/18	3,620,540	3,496,084
Sabre, Inc. Term Loan B, 4.000%, 02/19/19	1,145,625	1,145,625
SurveyMonkey.com LLC Term Loan B, 5.500%, 02/05/19	527,333	532,276

		17,656,551

Internet Software & Services—0.5%
Answers Corp. 1st Lien Term Loan, 6.250%, 10/03/21	1,119,375	971,058
Dealertrack Technologies, Inc. Term Loan B, 3.500%, 02/28/21	524,712	524,463
Extreme Reach, Inc. 1st Lien Term Loan, 6.750%, 02/07/20	752,810	751,379
Sutherland Global Services, Inc. Term Loan B, 6.000%, 04/23/21	865,475	873,047
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 5.750%, 09/02/21	1,194,000	1,199,472

		4,319,419

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Leisure Products—0.1%
Steinway Musical Instruments, Inc. 1st Lien Term Loan, 4.750%, 09/19/19	977,581	$979,414

Leisure Time—1.0%
Bombardier Recreational Products, Inc. Term Loan B, 3.750%, 01/30/19	3,149,143	3,151,675
ClubCorp Club Operations, Inc. Term Loan, 4.250%, 06/24/20	425,000	426,859
Equinox Holdings, Inc. Term Loan B, 5.000%, 01/31/20	1,259,106	1,267,763
LTF Merger Sub, Inc. Term Loan B, 4.250%, 06/10/22	1,375,000	1,366,621
SRAM LLC Term Loan B, 4.027%, 04/10/20	1,684,551	1,684,551
Town Sports International, Inc. Term Loan B, 4.500%, 11/15/20	1,226,908	979,481

		8,876,950

Lodging—1.4%
Boyd Gaming Corp. Term Loan B, 4.000%, 08/14/20	429,083	430,722
Caesars Entertainment Operating Co. Extended Term Loan B6, 0.000%, 03/01/17 (g)	1,358,460	1,220,188
CityCenter Holdings LLC Term Loan B, 4.250%, 10/16/20	818,338	819,873
Four Seasons Holdings, Inc. 1st Lien Term Loan, 3.500%, 06/27/20	685,207	685,421
Golden Nugget, Inc. Delayed Draw Term Loan, 5.500%, 11/21/19	144,750	146,216
Term Loan B, 5.500%, 11/21/19	337,750	341,170
Hilton Worldwide Finance LLC Term Loan B2, 3.500%, 10/26/20	4,936,431	4,941,915
La Quinta Intermediate Holdings LLC Term Loan B, 4.000%, 04/14/21	1,063,363	1,064,194
MGM Resorts International Term Loan B, 3.500%, 12/20/19	2,437,500	2,424,805
Playa Resorts Holding B.V. Term Loan B, 4.000%, 08/09/19	466,688	466,104
Sonifi Solutions, Inc. Term Loan C, 1.000%, 03/28/18 (c)	835,152	53,450
Tropicana Entertainment, Inc. Term Loan, 4.000%, 11/27/20	393,000	392,017

		12,986,075

Machinery—1.3%
Allison Transmission, Inc. Term Loan B3, 3.500%, 08/23/19	3,821,094	3,833,631
CPM Holdings, Inc. Term Loan B, 6.000%, 04/11/22	275,000	275,859
Delachaux S.A. Term Loan B2, 4.500%, 10/28/21	438,993	438,445
Doosan Infracore International, Inc. Term Loan B, 4.500%, 05/28/21	1,004,385	1,013,801

Machinery—(Continued)
Dynacast International LLC Term Loan B, 4.500%, 01/28/22	623,438	627,334
Gates Global, Inc. Term Loan B, 4.250%, 07/05/21	2,486,237	2,452,273
NN, Inc. Term Loan B, 6.000%, 08/27/21	2,085,765	2,096,169
Paladin Brands Holding, Inc. Term Loan B, 6.753%, 08/16/19	659,036	660,271

		11,397,783

Machinery-Diversified—1.0%
Alliance Laundry Systems LLC Term Loan, 4.250%, 12/10/18	1,215,216	1,219,773
Gardner Denver, Inc. Term Loan, 4.250%, 07/30/20	2,117,714	2,072,183
Interline Brands, Inc. Term Loan, 4.000%, 03/17/21	987,500	986,883
PRA Holdings, Inc. 1st Lien Term Loan, 4.500%, 09/23/20	2,701,002	2,709,443
WTG Holdings III Corp. 1st Lien Term Loan, 4.750%, 01/15/21	1,641,786	1,639,734

		8,628,016

Marine—0.3%
Drillships Ocean Ventures, Inc. Term Loan B, 5.500%, 07/25/21	1,042,125	892,059
Stena International S.a.r.l. Term Loan B, 4.000%, 03/03/21	1,678,750	1,575,227

		2,467,286

Media—4.5%
ALM Media Holdings, Inc. 1st Lien Term Loan, 5.500%, 07/31/20 (c)	417,031	403,645
AMC Entertainment, Inc. Term Loan, 3.500%, 04/30/20	2,321,563	2,321,261
AP NMT Acquisition B.V. 1st Lien Term Loan, 6.750%, 08/13/21	1,169,803	1,159,568
Atlantic Broadband Finance LLC Term Loan B, 3.250%, 11/30/19	725,539	724,813
Block Communications, Inc. Term Loan B, 4.000%, 11/07/21	223,313	224,429
Cequel Communications LLC Term Loan B, 3.500%, 02/14/19	1,875,433	1,870,150
Charter Communications Operating LLC Term Loan E, 3.000%, 07/01/20	1,298,500	1,284,298
Clear Channel Communications, Inc. Extended Term Loan E, 7.687%, 07/30/19	425,533	399,735
Term Loan D, 6.937%, 01/30/19	1,323,104	1,224,973
Crossmark Holdings, Inc. 1st Lien Term Loan, 4.500%, 12/20/19	1,440,452	1,305,410
CSC Holdings, Inc. Term Loan B, 2.687%, 04/17/20	1,623,529	1,612,240
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/23/20	4,395,366	4,183,839

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Entercom Radio LLC Term Loan B, 4.005%, 11/23/18	382,067	$383,201
Entravision Communications Corp. Term Loan, 3.504%, 05/31/20	1,985,500	1,973,919
Gray Television, Inc. Term Loan B, 3.750%, 06/10/21	244,833	245,164
Houghton Mifflin Harcourt Publishing Co. Term Loan B, 4.000%, 05/11/22	350,000	348,906
Hubbard Radio LLC Term Loan B, 4.250%, 05/15/20	714,931	714,261
Information Resources, Inc. Term Loan B, 4.750%, 09/30/20	1,228,125	1,234,388
Kasima LLC Term Loan B, 3.250%, 05/17/21	768,382	767,742
Media General, Inc. Term Loan B, 4.000%, 07/31/20	1,332,779	1,333,820
Mediacom Illinois LLC Term Loan E, 3.150%, 10/23/17	476,191	475,667
Term Loan G, 3.750%, 06/30/21	471,438	472,125
MH Sub I LLC 1st Lien Term Loan, 4.750%, 07/08/21	794,986	795,317
Mission Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	793,618	793,618
Nexstar Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	899,975	899,975
Numericable U.S. LLC Term Loan B1, 4.500%, 05/21/20	1,226,988	1,231,729
Term Loan B2, 4.500%, 05/21/20	1,061,512	1,065,614
Penton Media, Inc. Term Loan, 5.000%, 10/03/19	635,036	638,211
ProQuest LLC Term Loan B, 5.250%, 10/24/21	671,621	675,259
Raycom TV Broadcasting LLC Term Loan B, 3.750%, 08/04/21	794,248	793,255
Sinclair Television Group, Inc. Term Loan B, 3.000%, 04/09/20	464,329	463,310
Springer Science+Business Media Deutschland GmbH Term Loan B9, 4.750%, 08/14/20	2,387,634	2,397,335
TWCC Holding Corp. 2nd Lien Term Loan, 7.000%, 06/26/20	700,000	655,083
Univision Communications, Inc. Term Loan C4, 4.000%, 03/01/20	4,723,309	4,699,036
Zuffa LLC Term Loan B, 3.750%, 02/25/20	987,350	976,088

		40,747,384

Metal Fabricate/Hardware—1.4%
Ameriforge Group, Inc. 1st Lien Term Loan, 5.000%, 12/19/19	2,949,262	2,473,693
JMC Steel Group, Inc. Term Loan, 4.750%, 04/01/17	4,871,819	4,841,370
Rexnord LLC 1st Lien Term Loan B, 4.000%, 08/21/20	4,494,938	4,489,319

Metal Fabricate/Hardware—(Continued)
WireCo WorldGroup, Inc. Term Loan, 6.000%, 02/15/17	574,697	575,775

		12,380,157

Mining—1.5%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 3.750%, 06/30/19	9,026,268	8,036,204
Neenah Foundry Co. Term Loan, 6.750%, 04/26/17	1,662,978	1,654,663
Noranda Aluminum Acquisition Corp. Term Loan B, 5.750%, 02/28/19	967,500	812,700
Novelis, Inc. Term Loan B, 4.000%, 06/02/22	2,675,000	2,664,969

		13,168,536

Miscellaneous Manufacturing—0.6%
Filtration Group Corp. 1st Lien Term Loan, 4.250%, 11/21/20	290,300	291,691
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan, 4.250%, 06/30/21	2,754,061	2,748,208
RGIS Services LLC Term Loan C, 5.500%, 10/18/17	2,731,906	2,537,258

		5,577,157

Multi-Utilities—0.1%
Lonestar Generation LLC Term Loan B, 5.250%, 02/20/21	545,859	539,036
PowerTeam Services LLC 1st Lien Term Loan, 4.250%, 05/06/20	261,333	261,660
Delayed Draw Term Loan, 4.250%, 05/06/20	14,025	14,008

		814,704

Office/Business Equipment—0.2%
Quintiles Transnational Corp. Term Loan B, 3.250%, 05/12/22	1,925,000	1,934,625

Oil & Gas—2.9%
Bronco Midstream Funding LLC Term Loan B, 5.000%, 08/15/20	2,465,233	2,434,417
CITGO Holding, Inc. Term Loan B, 9.500%, 05/12/18	1,629,694	1,637,589
Citgo Petroleum Corp. Term Loan B, 4.500%, 07/29/21	2,460,169	2,463,756
Crestwood Holdings LLC Term Loan B1, 7.000%, 06/19/19	1,759,777	1,745,113
Emerald Expositions Holding, Inc. Term Loan B, 4.750%, 06/17/20	944,162	944,162
Fieldwood Energy LLC 1st Lien Term Loan, 3.875%, 09/28/18	1,056,812	1,008,463
2nd Lien Term Loan, 8.375%, 09/30/20	675,000	518,062
MEG Energy Corp. Term Loan, 3.750%, 03/31/20	7,847,710	7,694,538

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Obsidian Natural Gas Trust Term Loan, 7.000%, 11/02/15	336,037	$336,877
Oxbow Carbon LLC Term Loan B, 4.250%, 07/19/19	889,038	887,371
Paragon Offshore Finance Co. Term Loan B, 3.750%, 07/18/21	843,625	650,998
Royal Holdings, Inc. 1st Lien Term Loan, 4.500%, 05/18/22	625,000	627,149
Samson Investments Co. 2nd Lien Term Loan, 5.000%, 09/25/18	825,000	332,063
Sheridan Production Partners I LLC Term Loan B2, 4.250%, 10/01/19	1,893,796	1,672,853
Term Loan B2 I-A, 4.250%, 10/01/19	250,944	221,667
Term Loan B2 I-M, 4.250%, 10/01/19	153,278	135,395
Southcross Energy Partners L.P. 1st Lien Term Loan, 5.250%, 08/04/21	495,000	492,525
Southcross Holdings Borrower L.P. Term Loan B, 6.000%, 08/04/21	396,000	385,110
Targa Resources Corp. Term Loan B, 5.750%, 02/25/22	260,465	263,314
TPF II Power LLC Term Loan B, 5.508%, 10/02/21	1,343,250	1,356,179

		25,807,601

Packaging & Containers—1.7%
Berry Plastics Holding Corp. Term Loan E, 3.750%, 01/06/21	4,123,000	4,117,273
Hilex Poly Co. LLC Term Loan B, 6.000%, 12/05/21	2,643,375	2,670,636
Multi Packaging Solutions, Inc. Term Loan B, 4.250%, 09/30/20	345,625	345,049
Onex Wizard U.S. Acquisition, Inc. Term Loan, 4.250%, 03/13/22	1,221,938	1,222,046
Reynolds Group Holdings, Inc. Term Loan, 4.500%, 12/01/18	5,206,251	5,226,426
Signode Industrial Group U.S., Inc. Term Loan B, 3.750%, 05/01/21	1,242,500	1,240,753
TricorBraun, Inc. Term Loan B, 4.000%, 05/03/18	573,945	573,228

		15,395,411

Pharmaceuticals—3.0%
Akorn, Inc. Term Loan B, 4.500%, 04/16/21	1,116,563	1,121,447
Alkermes, Inc. Term Loan, 3.500%, 09/18/19	365,602	366,135
AMAG Pharmaceuticals, Inc. 1st Lien Term Loan, 7.250%, 11/12/20	570,000	577,125
Amneal Pharmaceuticals LLC Incremental Term Loan, 4.506%, 11/01/19	225,000	225,563
Term Loan, 5.008%, 11/01/19	2,469,974	2,476,149
Auris Luxembourg III S.a.r.l. Term Loan B2, 5.500%, 01/17/22	748,125	747,190
Concordia Healthcare Corp. Term Loan B, 4.750%, 04/21/22	250,000	251,562

Pharmaceuticals—(Continued)
DPx Holdings B.V. Incremental Term Loan, 4.250%, 03/11/21	2,920,500	2,906,940
Endo Luxembourg Finance Co. I S.a r.l. Term Loan B, 3.250%, 03/01/21	419,688	420,606
Horizon Pharma Holdings USA, Inc. Term Loan B, 4.500%, 04/22/21	225,000	226,055
Indivior Finance S.a.r.l. Term Loan B, 7.000%, 12/19/19	999,375	976,889
Par Pharmaceutical Cos., Inc. Incremental Term Loan B3, 4.250%, 09/30/19	1,492,500	1,493,433
Term Loan B2, 4.000%, 09/30/19	1,913,280	1,913,878
Pharmaceutical Product Development LLC Term Loan B, 4.000%, 12/05/18	1,803,750	1,806,569
Valeant Pharmaceuticals International, Inc. Term Loan B, 3.500%, 12/11/19	3,965,490	3,962,460
Term Loan B, 3.500%, 08/05/20	3,801,839	3,793,760
Term Loan B F1, 4.000%, 04/01/22	3,640,875	3,643,358

		26,909,119

Pipelines—0.2%
Energy Transfer Equity L.P. Term Loan, 3.250%, 12/02/19	1,825,000	1,815,306
Term Loan, 4.000%, 12/02/19	395,000	395,564

		2,210,870

Real Estate—1.0%
Auction.com LLC Term Loan B, 6.000%, 05/08/22	1,047,375	1,042,138
MCS AMS Sub-Holdings LLC Term Loan B, 7.000%, 10/15/19 (c)	543,750	418,579
RE/MAX International, Inc. Term Loan B, 4.250%, 07/31/20	1,593,973	1,598,457
Realogy Corp. Term Loan B, 3.750%, 03/05/20	3,936,306	3,933,846
RHP Hotel Properties L.P. Term Loan B, 3.500%, 01/15/21	668,250	670,442
Starwood Property Trust, Inc. Term Loan B, 3.500%, 04/17/20	1,054,742	1,051,227

		8,714,689

Retail—7.0%
99 Cents Only Stores Term Loan, 4.500%, 01/11/19	2,392,744	2,225,252
Albertson’s LLC Term Loan B2, 5.375%, 03/21/19	2,185,542	2,197,153
Bass Pro Group LLC Term Loan, 4.000%, 06/05/20	1,152,293	1,154,693
Burlington Coat Factory Warehouse Corp. Term Loan B3, 4.250%, 08/13/21	465,417	465,946
David’s Bridal, Inc. Term Loan B, 5.000%, 10/11/19	621,040	597,557
Dollar Tree, Inc. Term Loan B1, 3.500%, 03/09/22	2,926,899	2,931,778

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	632,166	$591,865
General Nutrition Centers, Inc. Term Loan, 3.250%, 03/04/19	3,342,549	3,300,767
Harbor Freight Tools USA, Inc. 1st Lien Term Loan, 4.750%, 07/26/19	1,039,500	1,046,517
Hudson’s Bay Co. 1st Lien Term Loan, 4.750%, 11/04/20	1,316,250	1,321,539
J Crew Group, Inc. Term Loan B, 4.000%, 03/05/21	3,118,500	2,703,350
Jo-Ann Stores, Inc. Term Loan, 4.000%, 03/16/18	2,613,415	2,544,813
Landry’s, Inc. Term Loan B, 4.000%, 04/24/18	2,152,496	2,162,451
Men’s Wearhouse, Inc. (The) Term Loan B, 4.500%, 06/18/21	944,659	948,792
Michaels Stores, Inc. Incremental Term Loan B2, 4.000%, 01/28/20	992,500	996,015
Term Loan B, 3.750%, 01/28/20	2,450,000	2,445,661
NBTY, Inc. Term Loan B2, 3.500%, 10/01/17	8,115,571	8,074,994
Neiman Marcus Group, Inc. (The) Term Loan, 4.250%, 10/25/20	2,896,263	2,883,592
New Albertson’s, Inc. Term Loan, 4.750%, 06/27/21	4,426,600	4,438,220
P.F. Chang’s China Bistro, Inc. Term Loan B, 4.250%, 07/02/19	380,246	376,206
Party City Holdings, Inc. Term Loan, 4.000%, 07/27/19	1,316,453	1,316,555
Pep Boys-Manny, Moe & Jack (The) Term Loan B, 4.250%, 10/11/18	438,750	439,984
Petco Animal Supplies, Inc. Term Loan, 4.000%, 11/24/17	3,643,470	3,648,592
PetSmart, Inc. Term Loan B, 4.250%, 03/11/22	4,825,000	4,825,820
Pier 1 Imports (U.S.), Inc. Term Loan B, 4.500%, 04/30/21	519,750	514,553
Pilot Travel Centers LLC Term Loan B, 4.250%, 10/01/21	2,004,750	2,030,703
Rite Aid Corp. 2nd Lien Term Loan, 5.750%, 08/21/20	450,000	454,875
Serta Simmons Holdings LLC Term Loan, 4.250%, 10/01/19	4,681,550	4,691,498
Toys “R” Us Property Co. I LLC Term Loan B, 6.000%, 08/21/19	1,534,861	1,453,322

		62,783,063

Semiconductors—1.9%
Avago Technologies Cayman, Ltd. Term Loan B, 3.750%, 05/06/21	7,096,609	7,116,771
Entegris, Inc. Term Loan B, 3.500%, 04/30/21	381,024	380,310
Freescale Semiconductor, Inc. Term Loan B4, 4.250%, 02/28/20	2,367,755	2,373,121

Semiconductors—(Continued)
Lattice Semiconductor Corp. Term Loan, 5.250%, 03/10/21	2,069,813	2,077,574
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.500%, 05/07/21	495,000	496,237
Microsemi Corp. Term Loan B1, 3.250%, 02/19/20	1,076,148	1,077,762
NXP B.V. Term Loan D, 3.250%, 01/11/20	2,087,813	2,084,942
Sensata Technologies B.V. Term Loan B, 3.000%, 10/14/21	1,421,467	1,427,940

		17,034,657

Software—5.2%
Activision Blizzard, Inc. Term Loan B, 3.250%, 10/12/20	2,616,250	2,626,061
Applied Systems, Inc. 1st Lien Term Loan, 4.250%, 01/25/21	885,384	886,016
Campaign Monitor Finance Pty, Ltd. 1st Lien Term Loan, 6.250%, 03/18/21	740,625	736,922
CCC Information Services, Inc. Term Loan, 4.000%, 12/20/19	832,538	830,717
First Data Corp. Extended Term Loan, 3.687%, 03/24/18	4,848,844	4,839,375
Term Loan, 0.000%, 06/23/22 (b)	775,000	772,699
Term Loan, 3.687%, 09/24/18	1,850,000	1,847,110
Term Loan B, 3.687%, 03/24/17	500,000	499,375
GXS Group, Inc. Term Loan B, 3.250%, 01/16/21	1,009,625	1,012,570
Hyland Software, Inc. Term Loan B, 4.750%, 02/19/21	590,044	592,442
Infor (U.S.), Inc. Term Loan B3, 3.750%, 06/03/20	430,825	425,171
Term Loan B5, 3.750%, 06/03/20	8,388,211	8,288,601
ION Trading Technologies S.a.r.l. 1st Lien Term Loan, 4.250%, 06/10/21	1,213,235	1,203,630
Italics Merger Sub, Inc. Term Loan, 0.000%, 05/29/22 (b)	2,275,000	2,272,629
Kronos, Inc. Incremental Term Loan, 4.500%, 10/30/19	5,226,008	5,235,807
MA FinanceCo. LLC Term Loan B, 5.250%, 11/19/21	992,647	995,837
Term Loan C, 4.500%, 11/20/19	1,125,000	1,125,469
Magic Newco LLC 1st Lien Term Loan, 5.000%, 12/12/18	2,196,768	2,202,947
MedAssets, Inc. Term Loan B, 4.000%, 12/13/19	348,058	348,271
Mitel U.S. Holdings, Inc. Term Loan, 5.000%, 03/31/22	750,000	754,219
Renaissance Learning, Inc. 1st Lien Term Loan, 4.500%, 04/09/21	1,762,787	1,739,284
Rocket Software, Inc. Term Loan, 5.750%, 02/08/18	406,242	407,596
Sophia L.P. Term Loan B, 4.000%, 07/19/18	1,167,712	1,169,902

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
SS&C Technologies, Inc. Term Loan B1, 0.000%, 06/23/22 (b)	2,055,482	$2,059,336
Term Loan B2, 0.000%, 06/23/22 (b)	519,518	520,492
Sybil Software LLC Term Loan B, 4.250%, 03/20/20	1,119,881	1,122,367
Vertafore, Inc. 1st Lien Term Loan, 4.250%, 10/03/19	958,252	959,690
Wall Street Systems Delaware, Inc. Term Loan B, 4.500%, 04/30/21	1,360,054	1,361,471

		46,836,006

Telecommunications—4.3%
CommScope, Inc. Term Loan B4, 3.250%, 01/14/18	861,607	862,464
Term Loan B5, 0.000%, 05/21/22 (b)	950,000	950,446
Crown Castle Operating Co. Term Loan B2, 3.000%, 01/31/21	3,431,289	3,417,135
CWC Cayman Finance, Ltd. Secured Term Loan, 5.500%, 04/28/17	375,000	375,937
Intelsat Jackson Holdings S.A. Term Loan B2, 3.750%, 06/30/19	8,125,000	8,077,607
MCC Iowa LLC Term Loan H, 3.250%, 01/29/21	931,000	923,727
Term Loan J, 3.750%, 06/30/21	841,500	841,232
Syniverse Holdings, Inc. Term Loan, 4.000%, 04/23/19	1,751,683	1,659,720
Term Loan B, 4.000%, 04/23/19	1,892,898	1,793,521
Telesat Canada Term Loan B2, 3.500%, 03/28/19	3,613,879	3,609,361
UPC Financing Partnership Term Loan AH, 3.250%, 06/30/21	4,028,489	3,978,133
Virgin Media Investment Holdings, Ltd Term Loan F, 3.500%, 06/30/23	4,023,094	3,989,151
West Corp. Term Loan B10, 3.250%, 06/30/18	4,540,400	4,533,780
Windstream Corp. Term Loan B5, 3.500%, 08/08/19	875,419	872,045
Ziggo Financing Partnership Term Loan B1, 3.500%, 01/15/22	961,447	951,893
Term Loan B2A, 3.500%, 01/15/22	619,574	613,418
Term Loan B3, 3.500%, 01/15/22	1,018,979	1,008,853

		38,458,423

Trading Companies & Distributors—0.1%
Solenis International L.P. 1st Lien Term Loan, 4.250%, 07/31/21	297,750	296,447
STS Operating, Inc. Term Loan, 4.750%, 02/12/21	320,938	320,737

		617,184

Transportation—0.2%
Atlantic Aviation FBO, Inc. Term Loan B, 3.250%, 06/01/20	638,184	636,987
Security Description	Shares/ Principal Amount*	Value

Transportation—(Continued)
Swift Transportation Co. LLC Term Loan B, 3.750%, 06/09/21	1,160,313	1,164,905

		1,801,892

Wireless Telecommunication Services—0.2%
SBA Senior Finance II LLC Term Loan B1, 3.250%, 03/24/21	1,955,250	1,940,857

Total Floating Rate Loans (Cost $867,890,860)		849,272,112

Common Stocks—0.0%

Commercial Services—0.0%
Education Management Holding LLC (c) (d)	3,109,136	83,947
IAP Worldwide Services LLC (c) (d) (e) (f)	44	48,394

Total Common Stocks (Cost $185,001)		132,341

Preferred Stock—0.0%

Commercial Services—0.0%
Education Management Corp. (d) (Cost $244,125)	3,459	103,770

Corporate Bonds & Notes—0.0%

Aerospace/Defense—0.0%
Erickson Air-Crane, Inc. 6.000%, 11/02/20 (c) (d) (Cost $51,985)	63,660	36,898

Short-Term Investment—6.2%

Repurchase Agreement—6.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $55,164,411 on 07/01/15, collateralized by $51,115,000 U.S. Treasury Note at 3.625% due 08/15/19 with a value of $56,270,561.	55,164,411	55,164,411

Total Short-Term Investment (Cost $55,164,411)		55,164,411

Total Investments—100.5% (Cost $923,536,382) (h)		904,709,532
Other assets and liabilities (net)—(0.5)%		(4,308,993)

Net Assets—100.0%		$900,400,539

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This loan will settle after June 30, 2015, at which time the interest rate will be determined.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, these securities represent 0.2% of net assets.
(d)	Illiquid security. As of June 30, 2015, these securities represent 0.0% of net assets.
(e)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(f)	Non-income producing security.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	As of June 30, 2015, the aggregate cost of investments was $923,536,382. The aggregate unrealized appreciation and depreciation of investments were $2,388,879 and $(21,215,729), respectively, resulting in net unrealized depreciation of $(18,826,850).
(LOC)—	Letter of Credit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,228,024	$—	$3,228,024
Aerospace/Defense	—	19,814,811	—	19,814,811
Auto Components	—	8,767,466	—	8,767,466
Auto Manufacturers	—	8,961,806	—	8,961,806
Auto Parts & Equipment	—	10,582,959	—	10,582,959
Beverages	—	742,087	—	742,087
Building Materials	—	2,740,684	—	2,740,684
Capital Markets	—	11,432,758	—	11,432,758
Chemicals	—	47,905,203	—	47,905,203
Coal	—	7,152,372	542,236	7,694,608
Commercial Services	—	48,436,172	512,909	48,949,081
Computers	—	13,665,039	—	13,665,039
Construction Materials	—	2,482,101	—	2,482,101
Cosmetics/Personal Care	—	1,162,740	—	1,162,740
Distribution/Wholesale	—	1,721,292	—	1,721,292
Distributors	—	229,902	—	229,902

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Consumer Services	$—	$298,875	$—	$298,875
Diversified Financial Services	—	28,406,072	—	28,406,072
Electric	—	19,432,690	—	19,432,690
Electrical Components & Equipment	—	13,160,337	—	13,160,337
Electronics	—	15,653,035	—	15,653,035
Energy Equipment & Services	—	5,024,158	—	5,024,158
Engineering & Construction	—	786,678	—	786,678
Entertainment	—	15,444,435	—	15,444,435
Environmental Control	—	2,203,473	—	2,203,473
Food	—	44,743,048	—	44,743,048
Hand/Machine Tools	—	2,801,104	—	2,801,104
Healthcare-Products	—	20,586,046	—	20,586,046
Healthcare-Services	—	58,564,229	—	58,564,229
Holding Companies-Diversified	—	267,135	—	267,135
Home Furnishings	—	1,964,927	—	1,964,927
Hotels, Restaurants & Leisure	—	5,503,088	—	5,503,088
Household Products/Wares	—	9,263,636	—	9,263,636
Industrial Conglomerates	—	1,875,655	—	1,875,655
Insurance	—	22,769,101	—	22,769,101
Internet	—	17,656,551	—	17,656,551
Internet Software & Services	—	4,319,419	—	4,319,419
Leisure Products	—	979,414	—	979,414
Leisure Time	—	8,876,950	—	8,876,950
Lodging	—	12,932,625	53,450	12,986,075
Machinery	—	11,397,783	—	11,397,783
Machinery-Diversified	—	8,628,016	—	8,628,016
Marine	—	2,467,286	—	2,467,286
Media	—	40,343,739	403,645	40,747,384
Metal Fabricate/Hardware	—	12,380,157	—	12,380,157
Mining	—	13,168,536	—	13,168,536
Miscellaneous Manufacturing	—	5,577,157	—	5,577,157
Multi-Utilities	—	814,704	—	814,704
Office/Business Equipment	—	1,934,625	—	1,934,625
Oil & Gas	—	25,807,601	—	25,807,601
Packaging & Containers	—	15,395,411	—	15,395,411
Pharmaceuticals	—	26,909,119	—	26,909,119
Pipelines	—	2,210,870	—	2,210,870
Real Estate	—	8,296,110	418,579	8,714,689
Retail	—	62,783,063	—	62,783,063
Semiconductors	—	17,034,657	—	17,034,657
Software	—	46,836,006	—	46,836,006
Telecommunications	—	38,458,423	—	38,458,423
Trading Companies & Distributors	—	617,184	—	617,184
Transportation	—	1,801,892	—	1,801,892
Wireless Telecommunication Services	—	1,940,857	—	1,940,857
Total Floating Rate Loans	—	847,341,293	1,930,819	849,272,112
Total Common Stocks*	—	—	132,341	132,341
Total Preferred Stock*	—	103,770	—	103,770
Total Corporate Bonds & Notes*	—	—	36,898	36,898
Total Short-Term Investment*	—	55,164,411	—	55,164,411
Total Investments	$—	$902,609,474	$2,100,058	$904,709,532

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts/ (Premiums)	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers into Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2015
Floating Rate Loans
Coal	$—	$550	$37	$(402,539)	$—	$(2,500	)(a)	$946,688	$542,236	$(402,539)
Commercial Services	273,178	6,730	287	(13,594)	—	(1,716	)(a)	248,024	512,909	(13,594)
Lodging	57,109	27,261	815	(51,042)	23,399	(4,092	)(a)	—	53,450	(51,042)
Media	688,968	1,787	8,046	8,869	—	(725,313	)(a)	421,288	403,645	8,869
Real Estate	—	1,365	526	(67,606)	—	(22,500	)(a)	506,794	418,579	(67,606)
Common Stocks
Commercial Services	41,963	—	—	(42,485)	132,863	—		—	132,341	(42,485)
Corporate Bonds & Notes
Aerospace/ Defense	46,941	873	1,532	(4,234)	—	(8,214	)(a)	—	36,898	(4,234)

	$1,108,159	$38,566	$11,243	$(572,631)	$156,262	$(764,335)		$2,122,794	$2,100,058	$(572,631)

(a)	Sales include principal reductions

Floating Rate Loans in the amount of $2,122,794 transferred into level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$904,709,532
Cash	11,903,466
Receivable for:
Investments sold	1,332,568
Fund shares sold	15,739
Interest	2,203,841

Total Assets	920,165,146
Liabilities
Payables for:
Investments purchased	18,487,399
Fund shares redeemed	482,210
Accrued expenses:
Management fees	448,409
Distribution and service fees	22,407
Deferred trustees’ fees	66,914
Other expenses	257,268

Total Liabilities	19,764,607

Net Assets	$900,400,539

Net assets consist of:
Paid in surplus	$904,482,711
Undistributed net investment income	16,573,546
Accumulated net realized loss	(1,828,868)
Unrealized depreciation on investments	(18,826,850)

Net Assets	$900,400,539

Net Assets
Class A	$792,297,372
Class B	108,103,167
Capital Shares Outstanding*
Class A	78,176,112
Class B	10,720,734
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.13
Class B	10.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $923,536,382.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Interest	$19,982,545

Total investment income	19,982,545
Expenses
Management fees	2,718,768
Administration fees	10,768
Custodian and accounting fees	168,618
Distribution and service fees—Class B	134,889
Audit and tax services	58,687
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	17,304
Insurance	2,891
Miscellaneous	6,611

Total expenses	3,152,526

Net Investment Income	16,830,019

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(537,177)

Net change in unrealized appreciation on investments	2,823,303

Net realized and unrealized gain	2,286,126

Net Increase in Net Assets From Operations	$19,116,145

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,830,019	$33,566,794
Net realized loss	(537,177)	(1,237,749)
Net change in unrealized appreciation (depreciation)	2,823,303	(23,377,536)

Increase in net assets from operations	19,116,145	8,951,509

From Distributions to Shareholders
Net investment income
Class A	(29,660,064)	(31,272,718)
Class B	(3,810,981)	(4,260,389)
Net realized capital gains
Class A	0	(3,693,628)
Class B	0	(529,606)

Total distributions	(33,471,045)	(39,756,341)

Increase (decrease) in net assets from capital share transactions	11,690,887	(54,958,948)

Total decrease in net assets	(2,664,013)	(85,763,780)

Net Assets
Beginning of period	903,064,552	988,828,332

End of period	$900,400,539	$903,064,552

Undistributed net investment income
End of period	$16,573,546	$33,214,572

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	630,469	$6,545,928	3,069,597	$31,906,634
Reinvestments	2,925,056	29,660,064	3,404,708	34,966,346
Redemptions	(2,358,011)	(24,666,715)	(11,413,749)	(117,482,370)

Net increase (decrease)	1,197,514	$11,539,277	(4,939,444)	$(50,609,390)

Class B
Sales	980,721	$10,186,176	2,469,832	$25,823,648
Reinvestments	377,699	3,810,981	468,689	4,789,995
Redemptions	(1,338,100)	(13,845,547)	(3,380,126)	(34,963,201)

Net increase (decrease)	20,320	$151,610	(441,605)	$(4,349,558)

Increase (decrease) derived from capital shares transactions		$11,690,887		$(54,958,948)

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.31		$10.63	$10.69	$10.34	$10.34	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.19		0.37	0.42	0.46	0.42	0.25
Net realized and unrealized gain (loss) on investments	0.02		(0.26)	0.01	0.30	(0.18)	0.09

Total from investment operations	0.21		0.11	0.43	0.76	0.24	0.34

Less Distributions
Distributions from net investment income	(0.39)		(0.38)	(0.44)	(0.38)	(0.21)	0.00
Distributions from net realized capital gains	0.00		(0.05)	(0.05)	(0.03)	(0.03)	0.00

Total distributions	(0.39)		(0.43)	(0.49)	(0.41)	(0.24)	0.00

Net Asset Value, End of Period	$10.13		$10.31	$10.63	$10.69	$10.34	$10.34

Total Return (%) (c)	2.06	(d)	1.01	4.13	7.51	2.33	3.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	(e)	0.67	0.67	0.68	0.68	0.69	(e)
Ratio of net investment income to average net assets (%)	3.76	(e)	3.59	3.95	4.42	4.10	3.71	(e)
Portfolio turnover rate (%)	13	(d)	30	40	42	40	31	(d)
Net assets, end of period (in millions)	$792.3		$793.5	$871.0	$759.9	$706.2	$536.1

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.24		$10.58	$10.64	$10.29	$10.32	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18		0.35	0.39	0.44	0.40	0.25
Net realized and unrealized gain (loss) on investments	0.03		(0.28)	0.02	0.30	(0.19)	0.07

Total from investment operations	0.21		0.07	0.41	0.74	0.21	0.32

Less Distributions
Distributions from net investment income	(0.37)		(0.36)	(0.42)	(0.36)	(0.21)	0.00
Distributions from net realized capital gains	0.00		(0.05)	(0.05)	(0.03)	(0.03)	0.00

Total distributions	(0.37)		(0.41)	(0.47)	(0.39)	(0.24)	0.00

Net Asset Value, End of Period	$10.08		$10.24	$10.58	$10.64	$10.29	$10.32

Total Return (%) (c)	2.00	(d)	0.74	3.84	7.33	2.01	3.20	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	(e)	0.92	0.92	0.93	0.93	0.94	(e)
Ratio of net investment income to average net assets (%)	3.51	(e)	3.34	3.67	4.18	3.86	3.73	(e)
Portfolio turnover rate (%)	13	(d)	30	40	42	40	31	(d)
Net assets, end of period (in millions)	$108.1		$109.6	$117.8	$71.4	$56.4	$20.2

(a)	Commencement of operations was April 30, 2010.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively

MIST-21

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase

MIST-22

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $55,164,411, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2015, the Portfolio had no open unfunded loan commitments.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$116,239,484	$0	$142,072,957

MIST-23

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$2,718,768	0.625%	First $100 million
	0.600%	Over $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$36,723,835	$37,136,071	$3,032,506	$2,594,534	$39,756,341	$39,730,605

MIST-24

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$33,272,638	$—	$(21,823,165)	$—	$(1,118,679)	$10,330,794

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had post-enactment long-term capital losses were $1,118,679.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-25

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned 0.78% and 0.52%, respectively. The Portfolio’s benchmark, the Barclays U.S. Government/Credit 1-3 Year Bond Index1, returned 0.72%.

MARKET ENVIRONMENT / CONDITIONS

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices and a labor dispute at west coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015. Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six month period, the Federal Reserve Board (the “Fed”) kept its target interest rate at 0%-0.25% while considering when an increase might be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

The 10-year Treasury yield, which moves inversely to price, declined from 2.17% at the start of the period to a six-month low of 1.68% in early February as investors sought less risky assets given concerns about soft domestic data, Greece’s debt negotiations, less robust growth in China and the Fed’s cautious tone on raising interest rates. At period-end, the yield rose to 2.35% based partly on upbeat domestic and eurozone economic data and expectations of an agreement between Greece and its international creditors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, as measured by Barclays indexes, most major fixed income sectors delivered positive performance and many outperformed similar-duration U.S. Treasuries. The Portfolio’s positions in Senior Secured Floating Rate Loans and securitized sectors such as Commercial Mortgage-Backed Securities (“CMBS”) and non-Agency Residential Mortgage-Backed Securities (“RMBS”) contributed to performance. Non-U.S. yield curve positioning and foreign currencies also supported results. In contrast, the Portfolio’s U.S. yield curve positioning was a significant detractor from performance.

At period-end, the Portfolio was slightly overweight in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer-term basis. We remained convinced that many of the best opportunities in global bond markets were outside of the United States, and we maintained exposure to international bonds and currencies. Over the period, we increased the Portfolio’s allocation to RMBS, Senior Secured Floating Rate Loans, and CMBS. We reduced the Portfolio’s exposure to certain Treasury positions as we found what we considered better value outside the Treasury sector. We slightly decreased some positions in Emerging Market debt securities.

Derivatives were used to help manage interest rate risk, credit risk, and currency risk. These positions had a negligible impact on performance.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
Met/Franklin Low Duration Total Return Portfolio
Class A	0.78	0.98	1.62
Class B	0.52	0.62	1.36
Barclays U.S. Government/Credit 1-3 Year Bond Index	0.72	0.93	1.04

1 The Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception date of the Class A and B shares is 4/29/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Sectors

% of Net Assets
Corporate Bonds & Notes	39.9
Asset-Backed Securities	18.6
Mortgage-Backed Securities	13.6
U.S. Treasury & Government Agencies	7.0
Floating Rate Loans	5.9
Foreign Government	3.7
Municipals	1.4

MIST-2

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.51%	$1,000.00	$1,007.80	$2.54
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class B(a)	Actual	0.76%	$1,000.00	$1,005.20	$3.78
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—39.9% of Net Assets

Security Description	Principal Amount*	Value

Agriculture—0.8%
Altria Group, Inc. 2.625%, 01/14/20	3,900,000	$3,884,841
Japan Tobacco, Inc.
2.100%, 07/23/18 (144A)	4,000,000	4,035,896
Reynolds American, Inc.
1.050%, 10/30/15	1,000,000	996,570
2.300%, 06/12/18	4,000,000	4,029,904

		12,947,211

Auto Manufacturers—1.2%
Ford Motor Credit Co. LLC
0.799%, 09/08/17 (a)	3,000,000	2,982,552
2.375%, 01/16/18	2,000,000	2,018,592
2.597%, 11/04/19	3,000,000	2,978,106
General Motors Financial Co., Inc.
2.625%, 07/10/17	3,000,000	3,032,646
Hyundai Capital America
1.450%, 02/06/17 (144A)	3,300,000	3,289,473
Hyundai Capital Services, Inc.
2.625%, 09/29/20 (144A)	4,000,000	3,983,100

		18,284,469

Banks—11.9%
ANZ New Zealand International, Ltd.
1.400%, 04/27/17 (144A)	7,500,000	7,508,550
Banca Monte dei Paschi di Siena S.p.A.
2.875%, 04/16/21 (EUR)	4,100,000	4,958,284
Banco Comercial Portugues S.A.
4.750%, 06/22/17 (EUR)	1,800,000	2,167,404
Bank of America Corp.
1.315%, 01/15/19 (a)	6,600,000	6,659,275
2.600%, 01/15/19	2,500,000	2,527,225
2.650%, 04/01/19	4,000,000	4,047,388
Bankinter S.A.
1.750%, 06/10/19 (EUR)	3,800,000	4,313,176
BB&T Corp.
0.938%, 02/01/19 (a)	8,000,000	7,994,080
2.050%, 06/19/18	1,000,000	1,010,960
BNP Paribas S.A.
2.375%, 05/21/20	1,500,000	1,484,847
2.700%, 08/20/18	2,700,000	2,763,004
CIT Group, Inc.
3.875%, 02/19/19	3,000,000	2,977,500
4.250%, 08/15/17	700,000	710,500
5.000%, 05/15/17	400,000	412,480
5.250%, 03/15/18	500,000	516,875
Citigroup, Inc.
0.551%, 06/09/16 (a)	6,400,000	6,370,886
1.044%, 04/08/19 (a)	1,600,000	1,596,454
Credit Suisse
0.772%, 05/26/17 (a)	3,900,000	3,888,694
Depfa ACS Bank
1.650%, 12/20/16 (JPY)	350,000,000	2,896,602
2.125%, 10/13/17 (CHF)	2,750,000	3,083,988

Banks—(Continued)
DNB Boligkreditt A/S
2.000%, 05/28/20 (144A)	4,000,000	3,962,716
Fifth Third Bank
0.786%, 11/18/16 (a)	7,300,000	7,310,388
Goldman Sachs Group, Inc. (The)
1.437%, 04/23/20 (a)	7,000,000	7,068,355
HSBC Bank Brasil S.A. - Banco Multiplo
4.000%, 05/11/16 (144A)	4,200,000	4,250,400
Industrial & Commercial Bank of China, Ltd.
3.231%, 11/13/19	4,000,000	4,070,488
ING Bank NV
0.974%, 10/01/19 (144A) (a)	6,300,000	6,310,477
Intesa Sanpaolo S.p.A.
0.141%, 05/18/17 (EUR) (a)	1,100,000	1,214,515
1.498%, 07/29/15 (EUR) (a)	3,700,000	4,128,615
2.375%, 01/13/17 (b)	1,000,000	1,004,914
3.875%, 01/16/18	3,900,000	4,026,099
3.875%, 01/15/19	600,000	617,299
JPMorgan Chase & Co.
1.177%, 01/25/18 (a)	8,000,000	8,052,664
2.200%, 10/22/19	7,000,000	6,938,323
Morgan Stanley
1.417%, 01/27/20 (a)	7,900,000	8,008,712
MUFG Union Bank N.A.
1.031%, 09/26/16 (a)	2,000,000	2,008,418
Norddeutsche Landesbank Girozentrale
2.000%, 02/05/19 (144A)	4,000,000	4,040,516
Nykredit Realkredit A/S
2.000%, 04/01/16 (DKK)	74,183,000	11,259,534
Regions Financial Corp.
2.000%, 05/15/18	3,200,000	3,197,850
Royal Bank of Scotland plc (The)
6.934%, 04/09/18 (EUR)	1,800,000	2,247,739
Svenska Handelsbanken AB
0.773%, 06/17/19 (a)	4,500,000	4,497,759
U.S. Bank N.A.
2.282%, 04/29/20 (a)	1,000,000	1,001,028
UniCredit S.p.A.
0.964%, 04/10/17 (EUR) (a)	2,300,000	2,566,595
1.548%, 07/24/15 (EUR) (a)	3,000,000	3,344,305
Unione di Banche Italiane SCPA
2.875%, 02/18/19 (EUR)	3,600,000	4,159,364
Wachovia Corp.
0.645%, 10/15/16 (a)	8,500,000	8,469,731
Woori Bank
4.750%, 04/30/24 (144A)	3,900,000	4,044,401

		185,689,377

Beverages—0.7%
Anheuser-Busch InBev NV
2.875%, 09/25/24 (EUR)	300,000	364,915
Coca-Cola Femsa S.A.B. de C.V.
2.375%, 11/26/18	4,000,000	4,056,400
Constellation Brands, Inc.
3.875%, 11/15/19 (b)	1,700,000	1,725,500

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Constellation Brands, Inc.
7.250%, 09/01/16	2,000,000	$2,115,000
7.250%, 05/15/17	2,000,000	2,180,050
Pernod Ricard S.A.
2.125%, 09/27/24 (EUR)	300,000	337,263

		10,779,128

Biotechnology—0.6%
Amgen, Inc.
0.884%, 05/22/19 (a)	6,200,000	6,204,284
Celgene Corp.
2.300%, 08/15/18	3,000,000	3,045,258

		9,249,542

Chemicals—0.1%
Arkema S.A.
1.500%, 01/20/25 (EUR)	1,300,000	1,378,718

Coal—0.1%
Peabody Energy Corp.
6.000%, 11/15/18 (b)	2,400,000	1,152,000

Computers—0.8%
Apple, Inc.
0.529%, 05/03/18 (a)	9,000,000	9,012,555
Dell, Inc.
3.100%, 04/01/16	1,500,000	1,501,875
5.875%, 06/15/19	2,000,000	2,120,000

		12,634,430

Cosmetics/Personal Care—0.1%
Colgate-Palmolive Co.
0.900%, 05/01/18	2,000,000	1,985,284

Diversified Financial Services—0.9%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.250%, 07/01/20	1,000,000	1,000,625
Capital One Bank USA N.A.
2.300%, 06/05/19	5,900,000	5,855,797
Navient Corp.
5.500%, 01/15/19	3,000,000	3,058,860
8.450%, 06/15/18	500,000	555,650
Seven & Seven, Ltd.
1.404%, 09/11/19 (144A) (a)	1,440,000	1,438,759
Springleaf Finance Corp.
5.750%, 09/15/16	3,000,000	3,101,250

		15,010,941

Electric—1.2%
DPL, Inc.
6.500%, 10/15/16	1,131,000	1,176,240
GDF Suez
1.625%, 10/10/17 (144A) (b)	1,000,000	1,005,568

Electric—(Continued)
Georgia Power Co.
0.625%, 11/15/15	1,000,000	1,000,103
Korea Western Power Co., Ltd.
3.125%, 05/10/17 (144A)	3,100,000	3,175,562
PPL Energy Supply LLC
6.200%, 05/15/16	6,000,000	6,164,616
Southern Co. (The)
2.450%, 09/01/18	3,000,000	3,062,631
State Grid Overseas Investment, Ltd.
1.750%, 05/22/18 (144A)	2,000,000	1,985,200
2.750%, 05/07/19 (144A)	1,100,000	1,111,109

		18,681,029

Engineering & Construction—0.1%
Aeroporti di Roma S.p.A.
3.250%, 02/20/21 (EUR)	700,000	854,545

Food—1.2%
Casino Guichard Perrachon S.A.
3.311%, 01/25/23 (EUR)	1,100,000	1,318,889
HJ Heinz Co.
2.000%, 07/02/18 (144A)	4,000,000	3,998,736
Kraft Foods Group, Inc.
2.250%, 06/05/17	3,000,000	3,040,926
Mondelez International, Inc.
0.798%, 02/01/19 (a)	2,000,000	1,977,520
Sysco Corp.
1.450%, 10/02/17	5,600,000	5,656,000
Tyson Foods, Inc.
2.650%, 08/15/19	2,700,000	2,717,817

		18,709,888

Forest Products & Paper—0.0%
Verso Paper Holdings LLC / Verso Paper, Inc.
11.750%, 01/15/19	108,000	62,100

Healthcare-Products—0.5%
Becton Dickinson & Co.
2.675%, 12/15/19	4,000,000	4,003,024
Edwards Lifesciences Corp.
2.875%, 10/15/18	1,400,000	1,432,535
Zimmer Biomet Holdings, Inc.
2.700%, 04/01/20	2,500,000	2,487,632

		7,923,191

Healthcare-Services—0.1%
HCA, Inc.
4.250%, 10/15/19	800,000	819,000
Laboratory Corp. of America Holdings
2.200%, 08/23/17	1,000,000	1,010,416

		1,829,416

Holding Companies-Diversified—0.2%
Hutchison Whampoa International, Ltd.
1.625%, 10/31/17 (144A)	3,200,000	3,190,400

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—2.4%
Beazer Homes USA, Inc.
5.750%, 06/15/19 (b)	16,500,000	$16,252,500
8.125%, 06/15/16	3,000,000	3,142,500
Centex Corp.
6.500%, 05/01/16	6,000,000	6,225,000
DR Horton, Inc.
4.750%, 05/15/17	2,000,000	2,075,000
5.625%, 01/15/16	3,425,000	3,459,250
Lennar Corp.
6.950%, 06/01/18	5,500,000	6,036,250

		37,190,500

Insurance—2.1%
Jackson National Life Global Funding
2.300%, 04/16/19 (144A)	6,000,000	6,014,676
New York Life Global Funding
2.100%, 01/02/19 (144A)	4,000,000	4,019,244
2.150%, 06/18/19 (144A) (b)	5,000,000	5,012,865
Pricoa Global Funding I
1.600%, 05/29/18 (144A)	3,500,000	3,481,684
Prudential Covered Trust
2.997%, 09/30/15 (144A)	6,972,000	7,008,471
Prudential Financial, Inc.
1.054%, 08/15/18 (a)	3,000,000	3,019,272
TIAA Asset Management Finance Co. LLC
2.950%, 11/01/19 (144A)	3,900,000	3,927,253

		32,483,465

Internet—0.2%
Alibaba Group Holding, Ltd.
2.500%, 11/28/19 (144A)	4,000,000	3,956,336

Iron/Steel—0.2%
ArcelorMittal
5.250%, 02/25/17 (b)	2,500,000	2,596,875

Leisure Time—0.4%
Carnival Corp.
3.950%, 10/15/20	5,800,000	6,089,548

Media—1.0%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
2.400%, 03/15/17	2,700,000	2,735,664
DISH DBS Corp.
7.125%, 02/01/16	2,500,000	2,565,625
NBCUniversal Enterprise, Inc.
0.960%, 04/15/18 (144A) (a)	3,000,000	3,013,623
Time Warner, Inc.
2.100%, 06/01/19	4,000,000	3,973,720
Viacom, Inc.
2.200%, 04/01/19	2,100,000	2,078,223
2.750%, 12/15/19	1,800,000	1,799,856

		16,166,711

Mining—0.4%
Freeport-McMoRan, Inc.
2.300%, 11/14/17	3,900,000	3,887,988
Glencore Finance Canada, Ltd.
2.050%, 10/23/15 (144A) (b)	3,000,000	3,007,683

		6,895,671

Oil & Gas—3.1%
BG Energy Capital plc
2.875%, 10/15/16 (144A)	4,500,000	4,592,367
California Resources Corp.
5.500%, 09/15/21 (b)	2,300,000	2,001,460
Canadian Natural Resources, Ltd.
1.750%, 01/15/18	3,400,000	3,377,013
Chesapeake Energy Corp.
3.525%, 04/15/19 (a)	2,500,000	2,287,500
6.500%, 08/15/17 (b)	500,000	511,875
CNOOC Nexen Finance ULC
1.625%, 04/30/17	7,100,000	7,110,124
CNPC HK Overseas Capital, Ltd.
3.125%, 04/28/16 (144A)	500,000	507,290
Energy XXI Gulf Coast, Inc.
11.000%, 03/15/20 (144A) (b)	2,000,000	1,750,000
Ensco plc
4.700%, 03/15/21	6,300,000	6,417,180
Halcon Resources Corp.
9.750%, 07/15/20 (b)	600,000	403,500
Linn Energy LLC / Linn Energy Finance Corp.
6.250%, 11/01/19 (b)	1,500,000	1,173,750
Lukoil International Finance B.V.
3.416%, 04/24/18 (144A)	2,300,000	2,205,700
Petrobras Global Finance B.V.
3.163%, 03/17/20 (a)	4,100,000	3,888,850
Sanchez Energy Corp.
7.750%, 06/15/21 (b)	1,600,000	1,592,000
Sinopec Group Overseas Development, Ltd.
2.500%, 04/28/20 (144A)	4,700,000	4,629,218
Statoil ASA
0.736%, 11/08/18 (a)	5,600,000	5,592,373

		48,040,200

Oil & Gas Services—0.1%
Petrofac, Ltd.
3.400%, 10/10/18 (144A) (b)	1,200,000	1,187,321

Packaging & Containers—0.2%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
8.500%, 05/15/18	2,000,000	2,040,000
9.000%, 04/15/19	500,000	516,875

		2,556,875

Pharmaceuticals—1.4%
AbbVie, Inc.
1.800%, 05/14/18	5,500,000	5,483,835

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Actavis Funding SCS
2.350%, 03/12/18	4,000,000	$4,021,116
Baxalta, Inc.
2.000%, 06/22/18 (144A)	1,400,000	1,398,158
Bayer U.S. Finance LLC
2.375%, 10/08/19 (144A)	6,300,000	6,322,346
Valeant Pharmaceuticals International, Inc.
5.375%, 03/15/20 (144A)	1,900,000	1,961,750
Zoetis, Inc.
1.150%, 02/01/16	1,800,000	1,800,396
1.875%, 02/01/18	1,200,000	1,196,675

		22,184,276

Pipelines—1.8%
Enable Midstream Partners L.P.
2.400%, 05/15/19 (144A)	4,500,000	4,348,386
Energy Transfer Partners L.P.
4.150%, 10/01/20	5,500,000	5,652,680
EnLink Midstream Partners L.P.
2.700%, 04/01/19	1,800,000	1,777,117
Enterprise Products Operating LLC
2.550%, 10/15/19	2,600,000	2,599,254
Kinder Morgan Energy Partners L.P.
2.650%, 02/01/19	600,000	595,003
6.850%, 02/15/20	5,000,000	5,773,685
Kinder Morgan Finance Co. LLC
5.700%, 01/05/16 (b)	500,000	511,065
6.000%, 01/15/18 (144A)	2,000,000	2,166,870
Kinder Morgan, Inc.
3.050%, 12/01/19	3,200,000	3,196,458
Williams Partners L.P.
4.125%, 11/15/20	2,300,000	2,385,617

		29,006,135

Real Estate—0.4%
Prologis L.P.
2.750%, 02/15/19	6,000,000	6,086,532

Real Estate Investment Trusts—1.3%
American Tower Corp.
3.400%, 02/15/19	6,100,000	6,242,240
Boston Properties L.P.
3.700%, 11/15/18	3,900,000	4,109,001
HCP, Inc.
3.750%, 02/01/19	4,000,000	4,160,872
Hospitality Properties Trust
5.625%, 03/15/17	5,000,000	5,278,835

		19,790,948

Retail—0.4%
Edcon, Ltd.
9.500%, 03/01/18 (144A) (EUR)	1,000,000	875,135
Toys “R” Us, Inc.
7.375%, 10/15/18 (b)	2,200,000	1,622,500

Retail—(Continued)
Walgreens Boots Alliance, Inc.
1.750%, 11/17/17	4,000,000	4,015,716

		6,513,351

Savings & Loans—0.3%
Yorkshire Building Society
2.322%, 03/23/16 (GBP) (a)	3,000,000	4,765,035

Semiconductors—0.3%
Maxim Integrated Products, Inc.
2.500%, 11/15/18	4,200,000	4,232,915

Software—0.6%
Fiserv, Inc.
2.700%, 06/01/20	4,000,000	3,992,324
Oracle Corp.
0.855%, 01/15/19 (a)	6,000,000	6,031,344

		10,023,668

Telecommunications—2.5%
Alcatel-Lucent USA, Inc.
4.625%, 07/01/17 (144A)	9,000,000	9,236,250
AT&T, Inc.
2.450%, 06/30/20	4,700,000	4,607,264
CenturyLink, Inc.
6.000%, 04/01/17	1,000,000	1,042,500
Embarq Corp.
7.082%, 06/01/16	2,071,000	2,153,691
Juniper Networks, Inc.
3.300%, 06/15/20 (b)	2,800,000	2,819,841
Sprint Communications, Inc.
6.000%, 12/01/16	5,000,000	5,137,500
9.000%, 11/15/18 (144A)	3,000,000	3,387,780
Telefonica Emisiones S.A.U.
3.192%, 04/27/18	2,300,000	2,362,652
Verizon Communications, Inc.
2.036%, 09/14/18 (a)	7,200,000	7,448,724
2.625%, 02/21/20	1,395,000	1,391,864

		39,588,066

Trucking & Leasing—0.2%
Aviation Capital Group Corp.
3.875%, 09/27/16 (144A)	3,300,000	3,358,384

Water—0.1%
Veolia Environnement S.A.
4.625%, 03/30/27 (EUR)	700,000	983,877

Total Corporate Bonds & Notes (Cost $625,873,471)		624,058,358

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Asset-Backed Securities—18.6%

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.2%
Ford Credit Auto Owner Trust
0.510%, 04/15/17	1,589,484	$1,589,277
1.150%, 06/15/17	1,811,858	1,815,671

		3,404,948

Asset-Backed - Credit Card—9.8%
American Express Credit Account Master Trust
0.336%, 03/15/18 (a)	1,820,000	1,820,000
0.456%, 01/15/20 (a)	8,760,000	8,761,734
1.386%, 02/15/18 (a)	6,460,000	6,462,422
1.446%, 09/15/20 (a)	1,825,000	1,872,065
BA Credit Card Trust
0.456%, 09/16/19 (a)	7,010,000	7,002,282
Capital One Multi-Asset Execution Trust
0.226%, 07/15/20 (a)	4,850,000	4,818,189
0.236%, 11/15/19 (a)	6,842,000	6,818,491
0.266%, 12/16/19 (a)	8,400,000	8,371,196
0.366%, 02/15/19 (a)	2,900,000	2,898,289
5.050%, 12/17/18	5,240,000	5,381,925
Chase Issuance Trust
0.236%, 04/15/19 (a)	3,035,000	3,022,720
0.316%, 08/15/17 (a)	7,730,000	7,729,382
0.336%, 10/16/17 (a)	4,070,000	4,070,000
0.386%, 05/15/18 (a)	8,710,000	8,703,816
0.436%, 04/15/19 (a)	5,700,000	5,664,814
0.466%, 04/15/20 (a)	4,580,000	4,573,011
0.540%, 10/16/17	1,211,000	1,211,150
0.556%, 04/15/21 (a)	5,340,000	5,332,001
0.646%, 04/15/19 (a)	2,600,000	2,584,442
Citibank Credit Card Issuance Trust
0.315%, 12/17/18 (a)	4,000,000	3,988,432
0.383%, 05/09/18 (a)	1,600,000	1,599,213
0.424%, 02/07/18 (a)	7,010,000	7,011,360
0.506%, 11/07/18 (a)	4,600,000	4,597,686
0.550%, 10/10/17	830,000	829,993
4.150%, 07/07/17	2,350,000	2,351,441
5.100%, 11/20/17	5,300,000	5,394,976
5.300%, 03/15/18	1,760,000	1,816,283
Discover Card Execution Note Trust
0.386%, 01/16/18 (a)	8,760,000	8,760,254
0.616%, 07/15/21 (a)	5,610,000	5,624,003
0.624%, 04/15/21 (a)	4,020,000	4,030,046
0.766%, 03/15/18 (a)	4,170,000	4,172,852
Discover Card Master Trust
0.370%, 05/15/19 (a)	6,500,000	6,509,672

		153,784,140

Asset-Backed - Home Equity—0.5%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.547%, 10/25/35 (a)	1,251,312	1,181,586
GSAA Home Equity Trust
1.130%, 02/25/35 (a)	2,622,000	2,460,621
Home Loan Trust
5.480%, 06/25/34	489,718	508,987

Asset-Backed - Home Equity—(Continued)
MASTR Asset-Backed Securities Trust
1.282%, 09/25/34 (a)	1,054,246	1,046,186
Morgan Stanley ABS Capital I, Inc. Trust
1.387%, 05/25/33 (a)	383,052	359,254
NovaStar Mortgage Funding Trust
1.837%, 03/25/35 (a)	800,000	786,745
RAAC Trust
0.887%, 03/25/34 (a)	599,719	572,048
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.557%, 04/25/34 (a)	1,570,000	1,493,359

		8,408,786

Asset-Backed - Manufactured Housing—0.2%
ABSC Manufactured Housing Contract Resecuritization Trust
5.019%, 04/16/30 (144A)	447,727	449,372
CountryPlace Manufactured Housing Contract Trust
4.800%, 12/15/35 (144A) (a)	82,679	83,986
Madison Avenue Manufactured Housing Contract Trust
3.437%, 03/25/32 (a)	1,700,000	1,734,175
Vanderbilt Acquisition Loan Trust
7.330%, 05/07/32 (a)	235,798	253,488

		2,521,021

Asset-Backed - Other—7.9%
American Homes 4 Rent
1.250%, 06/17/31 (144A) (a)	2,278,584	2,271,089
Ameriquest Mortgage Securities, Inc.
1.010%, 06/25/34 (a)	1,609,365	1,570,935
Apidos CLO XIV
4.850%, 04/15/25 (144A)	1,710,000	1,684,895
ARCap Resecuritization Trust
4.730%, 04/21/24 (144A)	304,678	303,636
Ares CLO, Ltd.
0.496%, 04/16/21 (144A) (a)	2,595,058	2,563,043
0.536%, 10/11/21 (144A) (a)	5,945,707	5,865,142
0.546%, 10/11/21 (144A) (a)	2,107,218	2,074,215
0.646%, 04/16/21 (144A) (a)	3,340,000	3,219,396
Atrium X
1.396%, 07/16/25 (144A) (a)	850,000	839,188
Atrium XI
3.477%, 10/23/25 (144A) (a)	3,650,000	3,654,201
Babson CLO, Inc.
0.500%, 01/18/21 (144A) (a)	2,438,463	2,406,666
Carlyle Global Market Strategies CLO, Ltd.
1.665%, 01/20/25 (144A) (a)	2,470,000	2,464,877
Catamaran CLO, Ltd.
3.275%, 10/18/26 (144A) (a)	2,384,800	2,352,340
Cent CDO, Ltd.
1.077%, 04/25/19 (144A) (a)	1,150,000	1,111,358
Cent CLO, Ltd.
3.077%, 07/27/26 (144A) (a)	480,000	476,110
3.476%, 11/07/26 (144A) (a)	2,650,000	2,656,964

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Centerline REIT, Inc.
4.760%, 09/21/45 (144A) (a)	4,087,387	$4,173,467
CIFC Funding, Ltd.
0.677%, 07/26/21 (144A) (a)	475,000	464,379
Colony American Homes
1.400%, 05/17/31 (144A) (a)	3,577,524	3,558,245
2.100%, 05/17/31 (144A) (a)	460,000	455,770
ColumbusNova CLO IV, Ltd.
1.525%, 10/15/21 (144A) (a)	680,000	670,827
Cornerstone CLO, Ltd.
1.225%, 07/15/21 (144A) (a)	610,000	594,323
Countrywide Asset-Backed Certificates
0.937%, 03/25/34 (a)	498,159	475,171
0.952%, 06/25/35 (a)	265,709	265,287
1.237%, 12/25/34 (a)	604,289	600,978
CREST, Ltd.
0.769%, 01/28/40 (144A) (a)	261,079	259,892
CT CDO III, Ltd.
5.471%, 06/25/35 (144A)	1,074,501	1,072,299
CT CDO IV, Ltd.
0.497%, 10/20/43 (144A) (a)	2,838,280	2,832,461
Eaton Vance CLO, Ltd.
2.326%, 07/15/26 (144A) (a)	778,900	779,217
3.276%, 07/15/26 (144A) (a)	668,600	668,219
Emerson Park CLO, Ltd.
5.640%, 07/15/25 (144A)	570,000	570,469
Fairfield Street Solar, Ltd.
0.636%, 11/28/39 (144A) (a)	4,532,660	4,370,029
Gleneagles CLO, Ltd.
0.678%, 11/01/17 (144A) (a)	861,242	860,010
GSAMP Trust
1.192%, 06/25/35 (a)	1,185,357	1,153,890
Highbridge Loan Management, Ltd.
5.800%, 10/20/24 (144A)	510,000	513,622
Invitation Homes Trust
1.286%, 09/17/31 (144A) (a)	2,887,800	2,858,503
1.483%, 08/17/32 (144A) (a)	2,750,000	2,747,324
1.535%, 06/17/32 (144A) (a)	2,185,842	2,178,635
1.635%, 03/17/32 (144A) (a)	1,549,975	1,553,457
1.685%, 06/17/31 (144A) (a)	720,000	712,341
1.786%, 09/17/31 (144A) (a)	2,950,000	2,932,194
JPMorgan Mortgage Acquisition Trust
0.335%, 05/25/36 (a)	237,641	235,930
Landmark IX CDO, Ltd.
0.975%, 04/15/21 (144A) (a)	940,000	908,361
LNR CDO, Ltd.
1.587%, 07/24/37 (144A) (a)	3,870,093	3,840,680
3.187%, 07/23/36 (144A) (a)	1,128,360	1,126,227
6.727%, 07/24/37 (144A)	529,385	533,990
Morgan Stanley ABS Capital I, Inc. Trust
0.922%, 01/25/35 (a)	681,577	659,342
N-Star REL CDO VI, Ltd.
0.616%, 06/16/41 (144A) (a)	1,501,593	1,471,862
Newcastle CDO V, Ltd.
0.622%, 12/24/39 (144A) (a)	397,062	393,599

Asset-Backed - Other—(Continued)
NZCG Funding, Ltd.
1.812%, 04/27/27 (144A) (a)	4,969,875	4,967,132
Ownit Mortgage Loan Trust
1.117%, 03/25/36 (a)	2,026,564	1,990,426
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.125%, 10/25/34 (a)	197,373	196,636
1.132%, 02/25/35 (a)	1,706,608	1,701,860
Progress Residential Trust
1.285%, 10/17/31 (144A) (a)	1,500,000	1,481,552
1.585%, 02/17/32 (144A) (a)	6,820,000	6,799,513
2.085%, 10/17/31 (144A) (a)	1,250,000	1,253,576
Silver Bay Realty Trust
1.185%, 09/17/31 (144A) (a)	932,775	921,407
1.635%, 09/17/31 (144A) (a)	420,000	413,823
Structured Asset Investment Loan Trust
1.227%, 12/25/34 (a)	2,273,560	2,232,698
SWAY Residential Trust
1.486%, 01/17/32 (144A) (a)	4,064,327	4,064,327
Trade MAPS 1, Ltd.
0.885%, 12/10/18 (144A) (a)	5,500,000	5,499,742
Tricon American Homes Trust
1.435%, 05/17/32 (144A) (a)	5,010,000	4,968,663
West CLO, Ltd.
2.375%, 07/18/26 (144A) (a)	1,230,000	1,231,087
3.125%, 07/18/26 (144A) (a)	3,240,000	3,168,189

		122,895,686

Total Asset-Backed Securities (Cost $291,197,627)		291,014,581

Mortgage-Backed Securities—13.6%

Collateralized Mortgage Obligations—5.2%
Adjustable Rate Mortgage Trust
2.522%, 02/25/35 (a)	3,071,023	2,988,028
American Home Mortgage Investment Trust
1.858%, 10/25/34 (a)	1,987,743	1,954,257
2.423%, 06/25/45 (a)	1,372,768	1,347,186
Banc of America Mortgage Trust
2.820%, 06/25/33 (a)	1,067,646	1,071,946
CHL Mortgage Pass-Through Trust
2.241%, 07/25/34 (a)	1,201,042	1,189,215
2.607%, 05/25/34 (a)	2,088,472	2,079,673
Credit Suisse First Boston Mortgage Securities Corp.
2.507%, 04/25/34 (a)	2,056,773	2,097,088
5.000%, 09/25/19	544,574	563,905
Fannie Mae Connecticut Avenue Securities
1.137%, 05/25/24 (a)	917,316	911,977
First Horizon Alternative Mortgage Securities Trust
2.065%, 12/25/34 (a)	1,858,879	1,810,189
Freddie Mac Structured Agency Credit Risk Debt Notes
1.237%, 03/25/25 (a)	2,668,210	2,660,915
2.037%, 10/25/27 (a)	4,560,000	4,482,193

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
2.587%, 08/25/24 (a)	2,000,000	$2,008,712
2.587%, 10/25/24 (a)	6,400,000	6,422,982
2.587%, 01/25/25 (a)	6,850,000	6,893,087
2.687%, 08/25/24 (a)	1,930,000	1,948,159
2.837%, 10/25/24 (a)	3,610,000	3,649,537
Impac Secured Assets CMN Owner Trust
0.952%, 02/25/35 (a)	1,120,000	1,048,960
Kildare Securities, Ltd.
0.402%, 12/10/43 (144A) (a)	389,536	388,745
MASTR Adjustable Rate Mortgages Trust
0.347%, 01/25/47 (a)	566,337	561,173
0.387%, 05/25/47 (a)	548,566	532,419
MASTR Alternative Loan Trust
5.000%, 02/25/18	442,094	451,700
5.000%, 08/25/18	644,018	662,138
5.500%, 12/25/18	475,225	488,867
5.500%, 04/25/19	756,675	782,747
5.545%, 11/25/19 (a)	743,092	769,823
Merrill Lynch Mortgage Investors Trust
0.927%, 03/25/28 (a)	908,294	860,806
1.098%, 01/25/29 (a)	1,121,900	1,050,148
2.130%, 04/25/35 (a)	766,298	742,865
2.288%, 10/25/36 (a)	1,659,548	1,624,650
New York Mortgage Trust
0.637%, 02/25/36 (a)	692,658	636,569
Sequoia Mortgage Trust
0.807%, 07/20/33 (a)	174,474	163,609
0.827%, 11/20/34 (a)	662,899	624,702
1.015%, 07/20/33 (a)	313,603	294,140
Structured Adjustable Rate Mortgage Loan Trust
0.627%, 08/25/35 (a)	1,630,524	1,519,441
2.445%, 09/25/34 (a)	3,450,582	3,471,934
Structured Asset Mortgage Investments II Trust
0.888%, 02/19/35 (a)	1,108,139	1,037,859
Structured Asset Mortgage Investments Trust
0.926%, 12/19/33 (a)	479,288	459,566
Thornburg Mortgage Securities Trust
0.827%, 09/25/43 (a)	711,654	687,124
2.201%, 09/25/37 (a)	762,893	744,079
WaMu Mortgage Pass-Through Certificates Trust
0.417%, 04/25/45 (a)	2,836,204	2,673,953
0.477%, 07/25/45 (a)	1,631,054	1,524,282
0.477%, 10/25/45 (a)	4,471,222	4,158,836
0.517%, 01/25/45 (a)	3,073,922	2,840,858
Wells Fargo Mortgage-Backed Securities Trust
2.617%, 02/25/35 (a)	1,824,853	1,834,651
2.652%, 06/25/35 (a)	1,200,076	1,187,655
2.696%, 07/25/34 (a)	1,059,995	1,065,375
2.728%, 10/25/34 (a)	1,810,946	1,830,397

		80,799,120

Commercial Mortgage-Backed Securities—8.4%
Banc of America Commercial Mortgage Trust
5.460%, 09/10/45 (a)	5,250,000	5,334,929

Commercial Mortgage-Backed Securities—(Continued)
Banc of America Commercial Mortgage Trust
5.640%, 09/10/45 (a)	1,130,000	1,136,286
5.695%, 07/10/46 (a)	5,224,000	5,346,780
Bear Stearns Commercial Mortgage Securities Trust
5.256%, 10/12/42 (a)	800,000	799,734
5.540%, 09/11/41	2,610,832	2,696,203
5.597%, 03/11/39 (a)	5,211,000	5,301,781
5.611%, 09/11/41 (a)	5,220,000	5,301,970
5.896%, 06/11/40 (a)	4,580,000	4,891,134
5.940%, 09/11/38 (a)	1,194,000	1,218,409
5.940%, 09/11/38 (144A) (a)	1,200,000	1,179,977
CD Commercial Mortgage Trust
5.380%, 07/15/44 (a)	2,530,000	2,533,446
Citigroup Commercial Mortgage Trust
5.482%, 10/15/49	1,490,000	1,485,485
5.899%, 12/10/49 (a)	5,000,000	5,295,510
Colony Multifamily Mortgage Trust
2.543%, 04/20/50 (144A)	6,310,282	6,308,004
Commercial Mortgage Trust
5.434%, 04/10/37 (a)	4,315,000	4,343,945
5.989%, 12/10/49 (a)	2,758,960	2,954,821
6.013%, 07/10/38 (a)	3,045,411	3,112,970
G-FORCE LLC
0.487%, 12/25/39 (144A) (a)	1,129,680	1,061,685
5.090%, 08/22/36 (144A)	765,918	776,396
Greenwich Capital Commercial Funding Corp.
5.475%, 03/10/39	4,000,000	4,177,236
6.013%, 07/10/38 (a)	5,350,000	5,435,454
Hilton USA Trust
1.185%, 11/05/30 (144A) (a)	1,970,930	1,970,930
1.685%, 11/05/30 (144A) (a)	1,152,994	1,152,994
JPMorgan Chase Commercial Mortgage Securities Trust
5.115%, 07/15/41	81,135	81,252
5.464%, 12/12/43	5,000,000	5,134,885
5.567%, 12/15/44 (a)	6,000,000	6,060,545
6.100%, 04/15/45 (a)	3,064,810	3,077,101
LB-UBS Commercial Mortgage Trust
5.028%, 10/15/36 (144A) (a)	650,000	662,737
5.276%, 02/15/41 (a)	1,230,000	1,240,572
6.048%, 06/15/38 (a)	2,000,000	2,064,054
Mach One 2004-1A ULC
6.806%, 05/28/40 (144A) (a)	571,751	571,087
Merrill Lynch Mortgage Trust
5.460%, 11/12/37 (a)	6,283,000	6,305,861
ML-CFC Commercial Mortgage Trust
5.409%, 07/12/46 (a)	2,734,697	2,844,648
Morgan Stanley Capital I Trust
5.601%, 03/12/44 (a)	2,437,761	2,452,656
5.681%, 03/12/44 (a)	3,100,000	3,145,207
Morgan Stanley Capital I, Inc.
5.306%, 05/24/43 (144A)	2,070,000	2,065,446
Resource Capital Corp., Ltd.
1.236%, 04/15/32 (144A) (a)	2,380,000	2,367,810

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Seawall, Ltd.
1.407%, 04/15/46	490,538	$486,957
Talisman-6 Finance plc
0.191%, 10/22/16 (EUR) (a)	2,134,950	2,357,537
Wachovia Bank Commercial Mortgage Trust
5.466%, 01/15/45 (a)	1,842,289	1,880,012
5.515%, 01/15/45 (a)	5,300,000	5,401,437
5.795%, 07/15/45 (a)	2,400,000	2,501,234
5.897%, 05/15/43 (a)	6,400,000	6,533,178
6.029%, 10/15/35 (144A) (a)	642,123	683,244

		131,733,539

Total Mortgage-Backed Securities (Cost $212,953,092)		212,532,659

U.S. Treasury & Government Agencies—7.0%

Agency Sponsored Mortgage-Backed—3.8%
Fannie Mae 15 Yr. Pool
4.000%, 04/01/26	2,740,970	2,929,144
4.000%, 05/01/26	2,641,665	2,822,976
4.500%, 09/01/24	1,264,461	1,353,454
4.500%, 03/01/25	2,611,380	2,803,004
Fannie Mae ARM Pool
1.300%, 03/01/30 (a)	35,645	36,158
1.596%, 11/01/33 (a)	5,104	5,367
1.610%, 03/01/28 (a)	16,402	17,044
1.620%, 11/01/33 (a)	11,945	12,475
1.781%, 03/01/35 (a)	69,029	72,378
1.788%, 11/01/34 (a)	16,311	17,107
1.790%, 06/01/32 (a)	11,086	11,115
1.790%, 09/01/32 (a)	16,135	16,585
1.798%, 12/01/32 (a)	626,047	664,311
1.800%, 11/01/32 (a)	17,735	18,490
1.810%, 02/01/36 (a)	110,715	116,401
1.914%, 12/01/34 (a)	74,620	78,219
1.936%, 03/01/33 (a)	20,644	21,553
1.945%, 11/01/35 (a)	203,786	214,512
1.960%, 03/01/36 (a)	407,423	429,057
1.965%, 12/01/34 (a)	126,255	130,570
1.985%, 09/01/31 (a)	30,360	31,110
1.995%, 11/01/32 (a)	96,149	101,382
1.999%, 12/01/32 (a)	59,565	63,086
2.019%, 03/01/37 (a)	28,667	30,005
2.026%, 04/01/36 (a)	86,932	91,652
2.052%, 07/01/33 (a)	44,166	46,470
2.075%, 05/01/19 (a)	1,759	1,765
2.083%, 08/01/29 (a)	9,143	9,672
2.105%, 12/01/32 (a)	32,835	34,773
2.125%, 05/01/19 (a)	52,736	53,177
2.130%, 06/01/28 (a)	2,694	2,826
2.133%, 08/01/37 (a)	44,149	47,224
2.135%, 06/01/32 (a)	5,843	5,876
2.145%, 09/01/39 (a)	44,910	47,742
2.145%, 02/01/44 (a)	129,674	134,725

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
2.151%, 10/01/32 (a)	32,167	34,064
2.155%, 02/01/33 (a)	41,013	41,555
2.158%, 10/01/35 (a)	30,499	30,805
2.170%, 10/01/33 (a)	25,034	25,680
2.180%, 01/01/20 (a)	111,363	114,392
2.180%, 07/01/35 (a)	146,306	154,238
2.184%, 01/01/36 (a)	130,877	139,067
2.190%, 12/01/25 (a)	13,557	13,755
2.195%, 06/01/25 (a)	105,872	108,726
2.200%, 07/01/33 (a)	73,059	75,899
2.210%, 02/01/36 (a)	46,847	49,362
2.213%, 03/01/33 (a)	61,111	65,421
2.216%, 02/01/25 (a)	147,453	156,939
2.220%, 08/01/35 (a)	948,161	1,011,482
2.263%, 04/01/27 (a)	11,136	11,735
2.269%, 09/01/33 (a)	11,532	12,247
2.277%, 12/01/33 (a)	121,469	129,402
2.278%, 12/01/35 (a)	145,619	150,163
2.288%, 07/01/33 (a)	88,480	93,903
2.289%, 07/01/25 (a)	2,863	2,988
2.295%, 10/01/36 (a)	16,954	18,034
2.305%, 11/01/36 (a)	7,012	7,542
2.306%, 08/01/33 (a)	128,269	134,757
2.307%, 08/01/34 (a)	28,315	30,072
2.310%, 11/01/36 (a)	4,235,332	4,493,794
2.315%, 11/01/35 (a)	30,525	32,556
2.326%, 10/01/33 (a)	37,804	39,841
2.327%, 05/01/33 (a)	23,412	24,820
2.327%, 09/01/37 (a)	6,693	7,190
2.338%, 02/01/32 (a)	84,215	84,884
2.341%, 09/01/35 (a)	7,119,676	7,568,740
2.345%, 02/01/36 (a)	31,955	33,889
2.363%, 03/01/30 (a)	1,652	1,760
2.365%, 01/01/33 (a)	181,327	185,802
2.375%, 04/01/34 (a)	223,829	237,725
2.379%, 09/01/32 (a)	154,536	155,549
2.383%, 11/01/35 (a)	5,062,743	5,387,025
2.395%, 09/01/30 (a)	101,204	105,538
2.395%, 01/01/32 (a)	14,276	14,355
2.400%, 04/01/34 (a)	34,398	35,078
2.401%, 01/01/32 (a)	13,964	14,965
2.404%, 07/01/35 (a)	80,229	85,801
2.405%, 07/01/32 (a)	3,798	3,820
2.415%, 08/01/32 (a)	65,174	68,158
2.419%, 05/01/34 (a)	53,363	56,725
2.425%, 09/01/32 (a)	7,867	7,964
2.426%, 09/01/37 (a)	87,809	94,180
2.434%, 03/01/38 (a)	36,976	38,943
2.435%, 04/01/40 (a)	9,223	9,875
2.439%, 09/01/36 (a)	2,037	2,174
2.440%, 06/01/34 (a)	113,350	114,102
2.440%, 02/01/35 (a)	50,443	53,109
2.444%, 07/01/33 (a)	52,058	54,014
2.448%, 06/01/33 (a)	47,412	48,703
2.453%, 01/01/29 (a)	17,609	18,118

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
2.481%, 06/01/26 (a)	3,847	$3,860
2.481%, 09/01/33 (a)	106,233	113,054
2.488%, 06/01/32 (a)	3,963	3,986
2.492%, 08/01/30 (a)	27,383	28,320
2.494%, 03/01/37 (a)	18,972	20,292
2.498%, 08/01/33 (a)	93,940	101,271
2.498%, 11/01/34 (a)	6,009,085	6,440,909
2.500%, 02/01/34 (a)	86,363	88,191
2.505%, 03/01/34 (a)	103,600	106,193
2.505%, 03/01/36 (a)	21,858	23,270
2.525%, 06/01/35 (a)	52,988	54,315
2.526%, 08/01/35 (a)	56,422	58,411
2.527%, 06/01/30 (a)	22,685	23,259
2.537%, 11/01/35 (a)	2,646,537	2,832,621
2.542%, 07/01/28 (a)	12,401	13,017
2.548%, 09/01/33 (a)	15,467	16,436
2.550%, 06/01/34 (a)	41,832	42,867
2.560%, 04/01/35 (a)	1,016,995	1,086,487
2.567%, 04/01/36 (a)	7,863	8,416
2.583%, 08/01/32 (a)	63,180	64,335
2.625%, 10/01/33 (a)	58,214	59,661
2.625%, 05/01/34 (a)	138,574	146,335
2.650%, 08/01/32 (a)	31,441	32,230
2.700%, 02/01/25 (a)	11,370	11,445
2.775%, 05/01/32 (a)	11,560	11,644
2.919%, 02/01/33 (a)	149,751	153,704
3.629%, 05/01/34 (a)	126,049	129,267
5.194%, 09/01/35 (a)	29,165	30,604
5.774%, 03/01/36 (a)	58,575	62,760
5.783%, 03/01/36 (a)	42,981	45,718
Freddie Mac ARM Non-Gold Pool
1.635%, 09/01/37 (a)	45,831	47,914
1.838%, 05/01/37 (a)	16,260	17,063
1.875%, 09/01/22 (a)	16,258	16,290
1.945%, 02/01/37 (a)	89,021	93,776
1.945%, 04/01/37 (a)	32,643	34,386
1.954%, 04/01/18 (a)	775	778
2.054%, 03/01/38 (a)	263,718	280,147
2.242%, 05/01/28 (a)	65,097	67,610
2.265%, 07/01/34 (a)	105,055	107,686
2.284%, 11/01/32 (a)	36,226	38,487
2.312%, 09/01/30 (a)	2,419	2,553
2.323%, 09/01/37 (a)	441,979	469,971
2.331%, 10/01/22 (a)	2,466	2,555
2.331%, 09/01/27 (a)	5,512	5,869
2.337%, 02/01/26 (a)	24,713	25,592
2.355%, 12/01/33 (a)	1,050	1,094
2.376%, 04/01/35 (a)	70,646	73,346
2.377%, 01/01/35 (a)	131,579	139,797
2.389%, 05/01/25 (a)	23,773	24,960
2.392%, 02/01/37 (a)	24,884	26,514
2.393%, 10/01/32 (a)	52,801	55,188
2.395%, 05/01/31 (a)	37,796	39,587
2.401%, 11/01/24 (a)	117,919	121,072
2.403%, 01/01/35 (a)	1,237,201	1,316,746

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac ARM Non-Gold Pool
2.404%, 07/01/36 (a)	42,063	45,009
2.416%, 03/01/35 (a)	829,701	880,482
2.418%, 05/01/38 (a)	65,631	69,837
2.424%, 07/01/35 (a)	290,091	310,268
2.432%, 07/01/31 (a)	17,112	17,758
2.438%, 06/01/37 (a)	410,879	439,815
2.444%, 07/01/38 (a)	85,886	90,626
2.446%, 03/01/34 (a)	18,153	19,293
2.495%, 05/01/37 (a)	21,618	23,160
2.497%, 09/01/30 (a)	14,600	15,236
2.500%, 03/01/19 (a)	3,625	3,643
2.500%, 05/01/34 (a)	189,357	200,444
2.515%, 09/01/30 (a)	65,624	68,517
2.520%, 07/01/37 (a)	477,874	512,486
2.558%, 07/01/36 (a)	129,058	134,994
2.580%, 10/01/37 (a)	28,445	30,278
2.589%, 06/01/37 (a)	5,503,979	5,894,769
2.591%, 04/01/38 (a)	58,475	62,482
2.600%, 04/01/34 (a)	1,020,175	1,095,571
2.600%, 04/01/37 (a)	35,214	37,797
2.629%, 04/01/30 (a)	79,328	83,387
2.769%, 05/01/31 (a)	18,511	19,240
2.882%, 06/01/25 (a)	14,632	14,950
2.885%, 08/01/18 (a)	14,345	14,394
2.969%, 04/01/35 (a)	83,971	87,378
5.491%, 05/01/37 (a)	60,353	64,363
5.496%, 08/01/24 (a)	5,558	5,906
5.927%, 01/01/37 (a)	48,897	51,677

		59,278,449

U.S. Treasury—3.2%
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/16 (c)	3,215,460	3,230,534
U.S. Treasury Notes
0.250%, 07/15/15	3,000,000	3,000,234
1.750%, 07/31/15	11,000,000	11,015,466
4.250%, 08/15/15	33,000,000	33,172,722

		50,418,956

Total U.S. Treasury & Government Agencies (Cost $113,080,065)		109,697,405

Floating Rate Loans (d)—5.9%

Aerospace/Defense—0.3%
FGI Operating Co. LLC
Term Loan, 5.500%, 04/19/19	3,679,672	3,504,888
Henniges Automotive Holdings, Inc.
Term Loan B, 5.500%, 06/12/21	931,484	933,812
Transdigm, Inc.
Term Loan C, 3.750%, 02/28/20	90,769	90,246
Term Loan D, 3.750%, 06/04/21	236,357	234,824

		4,763,770

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Airlines—0.0%
American Airlines, Inc.
Term Loan, 3.500%, 06/26/20	780,000	$774,150

Auto Components—0.1%
Crowne Group LLC
1st Lien Term Loan, 6.000%, 09/30/20	854,828	854,828

Auto Parts & Equipment—0.1%
Goodyear Tire & Rubber Co. (The)
2nd Lien Term Loan, 0.000%, 04/30/19 (e)	239,668	240,417
TI Group Automotive Systems LLC
Term Loan, 0.000%, 06/24/22 (e)	153,550	153,838
UCI International, Inc.
Term Loan B, 5.500%, 07/26/17	441,558	439,350

		833,605

Capital Markets—0.0%
Guggenheim Partners LLC
Term Loan, 4.250%, 07/22/20	299,650	301,148

Chemicals—0.1%
Chemours Co. (The)
Term Loan B, 3.750%, 05/22/22	500,155	499,113
Ineos U.S. Finance LLC
Term Loan, 4.250%, 03/31/22	311,484	311,777
Nexeo Solutions LLC
Term Loan B, 5.000%, 09/08/17	76,409	75,486
Term Loan B3, 5.000%, 09/08/17	74,680	73,778
OCI Beaumont LLC
Term Loan B3, 5.500%, 08/20/19	1,100,918	1,117,431
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.250%, 03/19/20	350,897	351,599

		2,429,184

Coal—0.2%
Bowie Resource Holdings LLC
1st Lien Term Loan, 6.750%, 08/14/20	1,284,152	1,223,155
2nd Lien Delayed Draw Term Loan, 11.750%, 02/16/21	371,429	353,786
Peabody Energy Corp.
Term Loan B, 4.250%, 09/24/20	1,217,192	1,028,853

		2,605,794

Commercial Services—0.4%
Interactive Data Corp.
Term Loan, 4.750%, 05/02/21	1,450,124	1,456,167
Moneygram International, Inc.
Term Loan B, 4.250%, 03/27/20	3,849,379	3,661,721
Truven Health Analytics, Inc.
Term Loan B, 4.500%, 06/06/19	835,506	834,723

		5,952,611

Computers—0.1%
Sungard Availability Services Capital, Inc.
Term Loan B, 6.000%, 03/31/19	1,962,911	1,805,878

Distribution/Wholesale—0.1%
Autoparts Holdings, Ltd.
1st Lien Term Loan, 7.000%, 07/29/17	1,782,884	1,711,569

Electric—0.1%
Calpine Construction Finance Co. L.P.
Term Loan B1, 3.000%, 05/03/20	892,747	878,612
Term Loan B2, 3.250%, 01/31/22	227,400	224,629
Calpine Corp.
Term Loan B5, 3.500%, 05/27/22	329,904	327,455

		1,430,696

Electrical Components & Equipment—0.0%
Dell International LLC
Term Loan B2, 0.000%, 04/29/20 (e)	196,942	197,136

Electronics—0.1%
Sensus USA, Inc.
1st Lien Term Loan, 4.500%, 05/09/17	982,935	978,634

Entertainment—0.1%
SeaWorld Parks & Entertainment, Inc.
Term Loan B2, 3.000%, 05/14/20	1,265,696	1,223,968

Forest Products & Paper—0.5%
Appvion, Inc.
Term Loan, 5.753%, 06/28/19	2,149,545	2,012,959
Caraustar Industries, Inc.
Term Loan B, 8.000%, 05/01/19	3,211,221	3,227,252
Coveris Holdings S.A.
Term Loan B1, 4.500%, 05/08/19	2,240,093	2,248,959

		7,489,170

Healthcare-Products—0.0%
Kinetic Concepts, Inc.
Term Loan E1, 4.500%, 05/04/18	770,721	774,695

Healthcare-Services—0.6%
24 Hour Fitness Worldwide, Inc. Term Loan B, 4.750%, 05/28/21	1,454,987	1,389,058
Community Health Systems, Inc. Term Loan F, 3.534%, 12/31/18	657,906	658,141
Cyanco Intermediate Corp. Term Loan B, 5.500%, 05/01/20	2,765,428	2,765,428
Fitness International LLC Term Loan B, 5.500%, 07/01/20	3,384,149	3,266,763
Millennium Health LLC Term Loan B, 5.250%, 04/16/21	753,383	315,479
U.S. Renal Care, Inc. Term Loan, 4.250%, 07/03/19	812,897	813,152

		9,208,021

Hotels, Restaurants & Leisure—0.1%
Cannery Casino Resorts LLC Term Loan B, 6.000%, 10/02/18	2,361,421	2,342,726

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Household Products—0.0%
Revlon Consumer Products Corp. Term Loan B, 3.250%, 11/20/17	351,816	$351,963

Household Products/Wares—0.0%
Spectrum Brands, Inc. Term Loan, 0.000%, 06/09/22 (e)	655,607	657,929

Industrial Conglomerates—0.2%
OSG Bulk Ships, Inc Term Loan, 5.250%, 08/05/19	956,633	957,829
OSG International, Inc. Term Loan B, 5.750%, 08/05/19	1,501,759	1,509,268

		2,467,097

Insurance—0.1%
Connolly Corp. 1st Lien Term Loan, 4.500%, 05/14/21	2,050,357	2,060,609

Internet Software & Services—0.3%
Onsite U.S. Finco LLC Term Loan, 5.500%, 07/30/21	1,839,017	1,793,041
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 5.750%, 09/02/21	2,259,043	2,269,397

		4,062,438

Lodging—0.1%
Boyd Gaming Corp. Term Loan A, 3.146%, 08/14/18	41,783	41,809
ROC Finance LLC Term Loan, 5.000%, 06/20/19	1,670,557	1,640,278

		1,682,087

Machinery—0.2%
UTEX Industries, Inc. 1st Lien Term Loan, 5.000%, 05/22/21	2,681,176	2,489,584

Marine—0.1%
Drillships Ocean Ventures, Inc. Term Loan B, 5.500%, 07/25/21	1,407,139	1,204,511

Media—0.3%
Charter Communications Operating LLC Term Loan E, 3.000%, 07/01/20	504,208	498,693
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/23/20	284,594	270,898
Radio One, Inc. Term Loan, 4.774%, 04/02/18	3,996,806	4,075,911

		4,845,502

Metal Fabricate/Hardware—0.0%
WireCo WorldGroup, Inc. Term Loan, 6.000%, 02/15/17	37,529	37,600

Mining—0.2%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 3.750%, 06/30/19	3,076,100	2,738,692
Novelis, Inc. Term Loan B, 4.000%, 06/02/22	534,706	532,701

		3,271,393

Oil & Gas—0.2%
Alfred Fueling Systems, Inc. 1st Lien Term Loan, 4.750%, 06/20/21	352,935	356,464
Citgo Petroleum Corp. Term Loan B, 4.500%, 07/29/21	180,242	180,504
Fieldwood Energy LLC 1st Lien Term Loan, 3.875%, 09/28/18	2,059,554	1,965,330
Oxbow Carbon LLC Term Loan B, 4.250%, 07/19/19	424,618	423,822

		2,926,120

Packaging & Containers—0.0%
TGI Friday’s, Inc. 1st Lien Term Loan, 5.250%, 07/15/20	37,012	37,244

Pharmaceuticals—0.4%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 0.000%, 06/11/22 (e)	1,017,438	1,021,253
Grifols Worldwide Operations USA, Inc. Term Loan B, 3.187%, 02/27/21	1,235,707	1,237,316
Valeant Pharmaceuticals International, Inc. Term Loan B, 0.000%, 02/13/19 (e)	890,000	889,221
Term Loan B F1, 4.000%, 04/01/22	2,658,805	2,660,619

		5,808,409

Professional Services—0.1%
TransUnion LLC Term Loan B2, 3.750%, 04/09/21	2,068,731	2,054,508

Retail—0.3%
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 4.500%, 09/26/19	1,034,605	1,036,623
Dollar Tree, Inc. Term Loan B1, 3.500%, 03/09/22	214,359	214,717
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	2,896,802	2,712,130
Men’s Wearhouse, Inc. (The) Term Loan B, 4.500%, 06/18/21	563,475	565,940

		4,529,410

Semiconductors—0.0%
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.500%, 05/07/21	391,347	392,325

Software—0.2%
BMC Software Finance, Inc. Revolver Term Loan, 0.500%, 09/10/18 (f)	1,825,218	1,697,452
Term Loan, 5.000%, 09/10/20	1,845,890	1,742,315

		3,439,767

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—0.2%
Ciena Corp. Term Loan B, 3.750%, 07/15/19	175,077	$175,733
CommScope, Inc. Term Loan B5, 0.000%, 12/29/22 (e)	259,348	259,470
Intelsat Jackson Holdings S.A. Term Loan B2, 3.750%, 06/30/19	1,017,289	1,011,356
UPC Financing Partnership Term Loan AH, 3.250%, 06/30/21	942,487	930,706
Virgin Media Investment Holdings, Ltd Term Loan F, 3.500%, 06/30/23	379,842	376,637

		2,753,902

Transportation—0.1%
Navios Partners Finance (U.S.), Inc. Term Loan B, 0.000%, 06/27/18 (e)	870,091	869,547

Total Floating Rate Loans (Cost $93,298,901)		91,619,528

Foreign Government—3.7%

Banks—0.5%
Export-Import Bank of China (The) 2.500%, 07/31/19 (144A)	6,000,000	5,997,498
Korea Monetary Stabilization Bonds 2.790%, 06/02/16 (KRW)	1,700,000,000	1,540,367

		7,537,865

Sovereign—3.2%
Brazil Notas do Tesouro Nacional 6.000%, 08/15/18 (BRL) (c)	600,000	494,068
Export-Import Bank of Korea 2.250%, 01/21/20	7,100,000	7,031,279
Hungary Government Bonds
5.500%, 12/22/16 (HUF)	448,490,000	1,685,876
5.500%, 12/20/18 (HUF)	307,110,000	1,200,105
6.750%, 11/24/17 (HUF)	3,690,000	14,611
7.750%, 08/24/15 (HUF)	3,800,000	13,546
Korea Treasury Bonds
2.750%, 12/10/15 (KRW)	1,273,840,000	1,147,894
2.750%, 06/10/16 (KRW)	1,600,000,000	1,449,540
3.000%, 12/10/16 (KRW)	11,490,000,000	10,494,492
Malaysia Government Bonds 3.172%, 07/15/16 (MYR)	7,600,000	2,017,098
3.197%, 10/15/15 (MYR)	2,010,000	533,329
3.835%, 08/12/15 (MYR)	16,155,000	4,285,738
4.262%, 09/15/16 (MYR)	2,200,000	590,984
Mexican Bonos 6.250%, 06/16/16 (MXN)	62,287,000	4,067,829
7.250%, 12/15/16 (MXN)	83,849,000	5,590,331
8.000%, 12/17/15 (MXN)	50,714,000	3,296,715
Philippine Government Bond 7.000%, 01/27/16 (PHP)	80,000,000	1,817,095
Security Description	Principal Amount*/ Notional Amount*	Value

Sovereign—(Continued)
Poland Government Bonds Zero Coupon, 07/25/15 (PLN)	820,000	217,870
2.010%, 01/25/17 (PLN) (a)	5,746,000	1,527,580
2.010%, 01/25/21 (PLN) (a)	5,829,000	1,528,717
6.250%, 10/24/15 (PLN)	1,551,000	418,399
Republic of Serbia 5.250%, 11/21/17 (144A)	1,200,000	1,239,720

		50,662,816

Total Foreign Government (Cost $64,471,453)		58,200,681

Municipals—1.4%
Acalanes Union High School District, General Obligation Unlimited 1.427%, 08/01/18	1,000,000	991,530
City of Chicago 5.000%, 01/01/17	700,000	715,379
5.000%, 01/01/18	570,000	588,536
City of Cleveland, Ohio, Public Improvements, General Obligation, Ltd. 2.250%, 12/01/15	1,295,000	1,305,101
Industry Public Facilities Authority, California, Tax Allocation Revenue 3.389%, 01/01/20	3,525,000	3,540,439
State Board of Administration Finance Corp. 2.107%, 07/01/18	2,000,000	2,011,680
State of Arkansas 3.250%, 06/15/22	985,000	1,054,216
State of California 0.684%, 07/01/41 (a)	260,000	260,104
State of Illinois, Refunding, General Obligation Unlimited 5.000%, 01/01/16	2,500,000	2,550,225
State of Minnesota 2.500%, 08/01/18	1,250,000	1,287,463
State of Rhode Island 5.000%, 08/01/19	2,250,000	2,575,058
University of California 0.684%, 07/01/41 (a)	5,615,000	5,617,190

Total Municipals (Cost $22,598,807)		22,496,921

Purchased Options—0.0%

Credit Default Swaptions—0.0%
Put - CDX.NA.HY.24, Exercise Price $104.50, Expires 09/16/15 (Counterparty - Credit Suisse International)	5,900,000	101,432
Put - CDX.NA.HY.24, Exercise Price $105.00, Expires 12/16/15 (Counterparty - Citibank N.A.)	6,000,000	162,922

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Purchased Options—(Continued)

Security Description	Notional Amount*/ Principal Amount*/ Shares	Value

Credit Default Swaptions—(Continued)
Put - CDX.NA.IG.24, Exercise Rate 0.675%, Expires 12/16/15 (Counterparty - Credit Suisse International)	24,000,000	$164,913
Put - ITRAXX.XOVER.23, Exercise Rate 3.00%, Expires 09/16/15 (Counterparty - Credit Suisse International)	5,000,000	160,091

Total Purchased Options (Cost $464,734)		589,358

Short-Term Investments—13.2%

Discount Note—0.6%
Federal Home Loan Bank
0.010%, 07/01/15 (g)	8,910,000	8,910,000

Mutual Fund—2.9%
State Street Navigator Securities Lending MET Portfolio (h)	45,699,240	45,699,240

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $6,853,146 on 07/01/15, collateralized by $6,995,000 U.S. Treasury Note at 0.625% due 06/30/17 with a value of $6,995,000.	6,853,146	6,853,146

U.S. Treasury—9.3%
U.S. Treasury Bills
Zero Coupon, 12/17/15 (g)	25,000,000	24,992,950
0.009%, 07/02/15 (g)	12,500,000	12,499,988
0.020%, 07/09/15 (b) (g)	25,000,000	25,000,075
0.070%, 11/12/15 (g)	45,000,000	44,994,555
0.075%, 11/19/15 (g)	37,500,000	37,495,950

		144,983,518

Total Short-Term Investments (Cost $206,427,636)		206,445,904

Total Investments—103.3% (Cost $1,630,365,786)		1,616,655,395
Unfunded Loan Commitments—(0.1)% (Cost $(1,825,218))		(1,825,218)
Net Investments—103.2% (Cost $1,628,540,568) (i)		1,614,830,177
Other assets and liabilities (net)—(3.2)%		(49,441,985)

Net Assets—100.0%		$1,565,388,192

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $44,501,190 and the collateral received consisted of cash in the amount of $45,699,240. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Principal amount of security is adjusted for inflation.
(d)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(e)	This loan will settle after June 30, 2015, at which time the interest rate will be determined.
(f)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(i)	As of June 30, 2015, the aggregate cost of investments was $1,628,540,568. The aggregate unrealized appreciation and depreciation of investments were $16,628,709 and $(30,339,100), respectively, resulting in net unrealized depreciation of $(13,710,391).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $283,471,817, which is 18.1% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CHF)—	Swiss Franc
(CLO)—	Collateralized Loan Obligation
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	789,000	Barclays Bank plc	07/23/15	$666,751	$(35,218)
CAD	259,000	Citibank N.A.	07/23/15	218,939	(11,630)
CAD	977,000	Deutsche Bank AG	07/23/15	823,430	(41,418)
SGD	631,300	Deutsche Bank AG	07/23/15	472,459	(3,886)
SGD	2,139,632	Deutsche Bank AG	09/17/15	1,575,112	11,775
SGD	1,629,622	Morgan Stanley & Co. LLC	09/17/15	1,199,134	9,498
SGD	2,029,634	Morgan Stanley & Co. LLC	12/17/15	1,506,055	(2,184)

Contracts to Deliver
AUD	1,000,000	Deutsche Bank AG	10/22/15	$792,500	$25,564
AUD	2,997,503	Deutsche Bank AG	12/17/15	2,298,935	6,594
CAD	789,000	Barclays Bank plc	07/23/15	626,782	(4,751)
CAD	259,000	Citibank N.A.	07/23/15	205,755	(1,555)
CAD	977,000	Deutsche Bank AG	07/23/15	776,044	(5,969)
CHF	51,878	Deutsche Bank AG	10/22/15	55,921	181
DKK	77,538,104	Royal Bank of Scotland plc	02/17/16	11,886,878	221,783
EUR	183,001	Barclays Bank plc	07/23/15	218,454	14,379
EUR	13,478,307	Deutsche Bank AG	07/23/15	16,097,547	1,067,138
EUR	87,929	JPMorgan Chase Bank N.A.	07/23/15	105,046	6,992
EUR	4,175,166	Deutsche Bank AG	08/27/15	4,780,982	122,743
EUR	3,500,000	Deutsche Bank AG	08/27/15	3,975,825	70,870
EUR	870,600	JPMorgan Chase Bank N.A.	08/27/15	996,632	25,303
EUR	2,909,965	Citibank N.A.	09/17/15	3,310,202	62,537
EUR	12,213,486	Deutsche Bank AG	09/17/15	13,884,291	253,436
EUR	1,476,151	Deutsche Bank AG	09/17/15	1,600,000	(47,458)
EUR	611,145	Deutsche Bank AG	09/17/15	655,942	(26,126)
EUR	407,187	Deutsche Bank AG	09/17/15	457,312	2,871
EUR	304,774	Deutsche Bank AG	09/17/15	331,594	(8,549)
EUR	9,213,000	Goldman Sachs & Co.	09/17/15	10,479,419	197,255
EUR	70,764	Barclays Bank plc	10/22/15	79,454	431
EUR	52,102	Citibank N.A.	10/22/15	58,445	262
EUR	8,235,310	Deutsche Bank AG	10/22/15	9,219,429	23,014
EUR	3,926,085	Deutsche Bank AG	10/22/15	4,398,118	13,838
EUR	1,618,079	JPMorgan Chase Bank N.A.	10/22/15	1,814,627	7,709
EUR	3,200,000	Deutsche Bank AG	12/17/15	3,633,344	56,245
GBP	2,053,243	Deutsche Bank AG	07/23/15	3,111,690	(114,005)
GBP	1,030,342	Deutsche Bank AG	08/27/15	1,565,914	(52,372)
JPY	64,010,000	Barclays Bank plc	07/23/15	540,041	16,890
JPY	127,820,000	Citibank N.A.	07/23/15	1,076,841	32,174
JPY	2,470,843,000	Deutsche Bank AG	07/23/15	20,807,449	613,345
JPY	42,760,000	Goldman Sachs & Co.	07/23/15	361,378	11,902
JPY	64,350,000	HSBC Bank plc	07/23/15	543,692	17,762
JPY	149,719,000	JPMorgan Chase Bank N.A.	07/23/15	1,264,812	41,165
JPY	1,001,711,750	Deutsche Bank AG	09/17/15	8,449,698	256,595
JPY	191,984,000	Deutsche Bank AG	09/17/15	1,600,000	29,743
JPY	88,300,000	HSBC Bank plc	09/17/15	744,928	22,713
JPY	259,100,000	JPMorgan Chase Bank N.A.	09/17/15	2,185,187	65,982
JPY	547,555,500	Morgan Stanley & Co. LLC	09/17/15	4,619,513	141,000
JPY	258,876,042	JPMorgan Chase Bank N.A.	09/02/16	2,538,000	398,862
JPY	102,408,333	JPMorgan Chase Bank N.A.	09/02/16	870,627	24,408

Net Unrealized Appreciation					$3,517,838

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/21/15	(26)	USD	(4,024,246)	$102,309
U.S. Treasury Note 10 Year Futures	09/21/15	(306)	USD	(38,952,063)	343,470
U.S. Treasury Note 2 Year Futures	09/30/15	(44)	USD	(9,623,515)	(9,735)
U.S. Treasury Note 5 Year Futures	09/30/15	(672)	USD	(80,304,255)	163,005
U.S. Treasury Ultra Long Bond Futures	09/21/15	(8)	USD	(1,274,730)	42,229

Net Unrealized Appreciation					$641,278

Written Options

Credit Default Swaptions	Strike Price/Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - 5 Yr. CDS	3.750%	Credit Suisse International	ITRAXX.XOVER.23	Pay	09/16/15	EUR	(5,000,000)	$(34,891)	$(81,882)	$(46,991)
Put - 5 Yr. CDS	0.900%	Credit Suisse International	CDX.NA.IG.24	Pay	12/16/15	USD	(24,000,000)	(82,800)	(87,501)	(4,701)
Put - 5 Yr. CDS	$101.00	Credit Suisse International	CDX.NA.HY.24	Pay	09/16/15	USD	(5,900,000)	(50,150)	(47,186)	2,964
Put - 5 Yr. CDS	$101.00	Citibank N.A.	CDX.NA.HY.24	Pay	12/16/15	USD	(6,000,000)	(64,746)	(88,707)	(23,961)

Totals								$(232,587)	$(305,276)	$(72,689)

Swap Agreements

Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	Citibank N.A.	$2,241,399	CHF	2,000,000	$65,206	$—	$65,206
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	JPMorgan Chase Bank N.A.	781,250	CHF	750,000	(83,733)	1,055	(84,788)

Totals							$(18,527)	$1,055	$(19,582)

(a)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Pay	3M LIBOR	09/21/15	JPMorgan Chase Bank N.A.	Markit iBoxx USD Liquid Leveraged Loan Total Return	USD	10,300,000	$235,795	$—	$235,795

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.HY.23	5.000%	12/20/19	3.092%	USD	1,568,000	$17,389

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements—(Continued)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcatel-Lucent USA, Inc. 6.500%, due 01/15/28	(5.000%)	06/20/17	Barclays Bank plc	0.715%	USD	2,000,000	$(189,925)	$(187,584)	$(2,341)
Alcatel-Lucent USA, Inc. 6.500%, due 01/15/28	(5.000%)	09/20/17	Barclays Bank plc	0.715%	USD	1,000,000	(94,859)	(95,126)	267
Alcatel-Lucent USA, Inc. 6.500%, due 01/15/28	(5.000%)	09/20/17	Barclays Bank plc	0.715%	USD	3,000,000	(284,578)	(290,025)	5,447
Alcatel-Lucent USA, Inc. 6.500%, due 01/15/28	(5.000%)	09/20/17	Barclays Bank plc	0.715%	USD	3,000,000	(284,578)	(289,746)	5,168
Bank of America Corp. 5.000%, due 01/15/15	(1.000%)	09/20/17	Credit Suisse International	0.349%	USD	2,000,000	(28,925)	4,498	(33,423)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/16	Citibank N.A.	0.876%	USD	3,000,000	(121,243)	(140,925)	19,682
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Citibank N.A.	3.212%	USD	2,500,000	(168,038)	(129,684)	(38,354)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	3.212%	USD	2,000,000	(132,516)	(86,028)	(46,488)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	3.212%	USD	5,000,000	(331,291)	(249,868)	(81,423)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	3.212%	USD	5,000,000	(331,291)	(228,025)	(103,266)
Centex Corp. 5.250%, due 06/15/15	(5.000%)	06/20/16	Credit Suisse International	0.085%	USD	6,000,000	(290,379)	(737,831)	447,452
Century Link 6.000%, due 04/01/17	(5.000%)	06/20/17	Barclays Bank plc	0.862%	USD	1,000,000	(81,301)	(97,281)	15,980
Constellation Brands, Inc. 7.250%, due 09/01/16	(5.000%)	09/20/16	Barclays Bank plc	0.205%	USD	2,000,000	(118,499)	(241,928)	123,429
Constellation Brands, Inc. 7.250%, due 09/01/16	(5.000%)	06/20/17	Barclays Bank plc	0.359%	USD	2,000,000	(183,485)	(262,181)	78,696
D.R. Horton, Inc. 5.250% due 02/15/15	(5.000%)	03/20/16	JPMorgan Chase Bank N.A.	0.157%	USD	3,425,000	(121,216)	(394,626)	273,410
D.R. Horton, Inc. 5.250% due 02/15/15	(5.000%)	06/20/17	Citibank N.A.	0.436%	USD	2,000,000	(180,375)	(281,353)	100,978
DPL, Inc. 7.250%, due 10/25/21	(5.000%)	12/20/16	JPMorgan Chase Bank N.A.	0.992%	USD	1,131,000	(66,894)	(104,572)	37,678
Dell, Inc. 7.100%, due 04/15/28	(1.000%)	06/20/16	Citibank N.A.	0.548%	USD	1,500,000	(6,650)	(2,575)	(4,075)
Dell, Inc. 7.100%, due 04/15/28	(5.000%)	06/20/19	Barclays Bank plc	1.678%	USD	2,000,000	(252,325)	(304,415)	52,090
Dish DBS Corp. 6.750%, due 06/01/21	(5.000%)	03/20/16	Barclays Bank plc	0.639%	USD	2,500,000	(79,449)	(162,053)	82,604
Embarq Corp. 7.082%, due 06/01/16	(5.000%)	06/20/16	Credit Suisse International	0.257%	USD	2,071,000	(96,564)	(247,588)	151,024
Hospitality Properties Trust 5.125%, due 02/15/15	(5.000%)	03/20/17	Credit Suisse International	0.424%	USD	5,000,000	(389,133)	(663,898)	274,765
Kinder Morgan Energy Partners L.P. 3.950%, due 09/01/22	(5.000%)	03/20/20	Citibank N.A.	0.589%	USD	5,000,000	(1,008,844)	(1,063,304)	54,460
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	06/20/18	Citibank N.A.	0.950%	USD	5,500,000	(628,661)	(628,661)	—
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	09/20/19	Citibank N.A.	1.433%	USD	1,350,000	(194,497)	(155,949)	(38,548)
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	09/20/19	Credit Suisse International	1.433%	USD	2,000,000	(288,144)	(285,162)	(2,982)

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	12/20/19	Citibank N.A.	1.556%	USD	2,000,000	$(292,619)	$(264,588)	$(28,031)
PPL Energy Supply LLC 5.500%, due 05/01/18	(5.000%)	06/20/16	JPMorgan Chase Bank N.A.	0.497%	USD	3,000,000	(132,626)	(252,981)	120,355
PPL Energy Supply LLC 6.500%, due 05/01/18	(5.000%)	06/20/16	JPMorgan Chase Bank N.A.	0.497%	USD	3,000,000	(132,626)	(253,214)	120,588
Springleaf Finance Corp. 6.900%, due 12/15/17	(5.000%)	09/20/16	JPMorgan Chase Bank N.A.	1.053%	USD	3,000,000	(145,033)	(164,236)	19,203
Sprint Communications, Inc. 8.375%, due 08/15/17	(5.000%)	12/20/16	Barclays Bank plc	1.597%	USD	5,000,000	(249,410)	(253,583)	4,173
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	12/05/16	Barclays Bank plc	0.666%	USD	3,500,000	(224,075)	(322,116)	98,041
Toys “R” Us, Inc. 7.375%, due 10/15/18	(5.000%)	12/20/18	JPMorgan Chase Bank N.A.	14.140%	USD	2,200,000	517,193	550,000	(32,808)

Totals							$(6,612,856)	$(8,286,608)	$1,673,751

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Anadarko Petroleum Corp. 6.950%, due 06/15/19	1.000%	09/20/19	Barclays Bank plc	0.701%	USD	3,100,000	$37,968	$74,922	$(36,954)
Bank of America Corp. 5.650%, due 05/01/18	1.000%	09/20/17	Credit Suisse International	0.349%	USD	2,000,000	28,925	(4,498)	33,423
Beazer Homes USA, Inc. 9.125%, due 05/15/19	5.000%	09/20/19	Citibank N.A.	3.423%	USD	1,350,000	83,057	28,152	54,905
Beazer Homes USA, Inc. 9.125%, due 05/15/19	5.000%	12/20/19	Citibank N.A.	3.646%	USD	2,000,000	110,660	59,704	50,956
Berkshire Hathaway, Inc. 1.900%, due 01/31/17	1.000%	09/20/15	Barclays Bank plc	0.139%	USD	1,800,000	3,528	21,363	(17,835)
Berkshire Hathaway, Inc. 1.900%, due 01/31/17	1.000%	03/20/22	Citibank N.A.	0.918%	USD	6,000,000	30,648	72,957	(42,309)
Celanese U.S. Holdings LLC 3.246%, due 10/31/16	1.800%	06/20/16	Credit Suisse International	0.541%	USD	500,000	6,163	—	6,163
Obrigacoes Do Tesouro 4.950%, due 10/25/23	1.000%	09/20/19	JPMorgan Chase Bank N.A.	1.602%	USD	2,600,000	(62,395)	(139,372)	76,977
Obrigacoes Do Tesouro 4.950%, due 10/25/23	1.000%	09/20/19	JPMorgan Chase Bank N.A.	4.610%	USD	4,000,000	(526,274)	(197,893)	(328,381)
PSEG Power LLC 5.500%, due 12/01/15	1.000%	03/20/20	JPMorgan Chase Bank N.A.	1.030%	USD	5,600,000	(7,627)	(80,930)	73,303
Republic of Lithuania 4.500%, due 03/05/13	1.000%	06/20/16	Credit Suisse International	0.191%	USD	400,000	3,184	(18,566)	21,750
Tate & Lyle International Financial plc 6.750%, due 11/25/19	1.000%	09/20/19	Citibank N.A.	0.801%	EUR	2,300,000	21,294	52,058	(30,764)
Tenet Healthcare Corp. 6.875%, due 11/15/31	5.000%	12/20/18	Barclays Bank plc	1.882%	USD	2,500,000	260,990	169,065	91,925
United Mexico States 5.950%, due 03/19/19	1.000%	06/20/20	Citibank N.A.	1.269%	USD	1,600,000	(20,282)	(20,033)	(249)
iHeartCommunications, Inc. 6.875%, due 06/15/18	5.000%	06/20/18	Barclays Bank plc	17.647%	USD	1,600,000	(483,486)	(360,000)	(123,486)

Totals							$(513,647)	$(343,071)	$(170,576)

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements—(Continued)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
MCDX.NA.24	1.000%	06/20/20	Citibank N.A.	1.007%	USD	840,000	$(248)	$380	$(628)
MCDX.NA.24	1.000%	06/20/20	Citibank N.A.	1.007%	USD	3,300,000	(974)	7,660	(8,634)
MCDX.NA.24	1.000%	06/20/20	Citibank N.A.	1.007%	USD	4,000,000	(1,181)	7,420	(8,601)

Totals							$(2,403)	$15,460	$(17,863)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Cash in the amount of $100,000 and securities in the amount of $609,226 have been received at the custodian bank as collateral for OTC swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(CDS)—	Credit Default Swap
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(ITRAXX.XOVER)—	Markit iTraxx Europe Crossover Index
(MCDX.NA)—	Markit North America Municipal Single Name CDS Index

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$624,058,358	$—	$624,058,358
Total Asset-Backed Securities*	—	291,014,581	—	291,014,581
Total Mortgage-Backed Securities*	—	212,532,659	—	212,532,659
Total U.S. Treasury & Government Agencies*	—	109,697,405	—	109,697,405
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	89,794,310	—	89,794,310
Total Foreign Government*	—	58,200,681	—	58,200,681
Total Municipals	—	22,496,921	—	22,496,921
Total Purchased Options*	—	589,358	—	589,358
Short-Term Investments
Discount Note	—	8,910,000	—	8,910,000
Mutual Fund	45,699,240	—	—	45,699,240
Repurchase Agreement	—	6,853,146	—	6,853,146
U.S. Treasury	—	144,983,518	—	144,983,518
Total Short-Term Investments	45,699,240	160,746,664	—	206,445,904
Total Net Investments	$45,699,240	$1,569,130,937	$—	$1,614,830,177
Collateral for Securities Loaned (Liability)	$—	$(45,699,240)	$—	$(45,699,240)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,872,959	$—	$3,872,959
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(355,121)	—	(355,121)
Total Forward Contracts	$—	$3,517,838	$—	$3,517,838
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$651,013	$—	$—	$651,013
Futures Contracts (Unrealized Depreciation)	(9,735)	—	—	(9,735)
Total Futures Contracts	$641,278	$—	$—	$641,278
Written Options at Value	—	(305,276)	—	(305,276)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$17,389	$—	$17,389
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,404,611	$—	$1,404,611
OTC Swap Contracts at Value (Liabilities)	—	(8,316,249)	—	(8,316,249)
Total OTC Swap Contracts	$—	$(6,911,638)	$—	$(6,911,638)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b) (c)	$1,614,830,177
Cash	7,834,139
Cash denominated in foreign currencies (d)	251,231
Cash collateral (e)	6,952,039
OTC swap contracts at market value (f)	1,404,611
Unrealized appreciation on forward foreign currency exchange contracts	3,872,959
Receivable for:
Investments sold	6,094,846
Fund shares sold	230,528
Principal paydowns	146,121
Dividends and interest	6,780,492
Variation margin on futures contracts	40,005
Interest on OTC swap contracts	39,094
Variation margin on centrally cleared swap contracts	7,463

Total Assets	1,648,483,705
Liabilities
Written options at value (g)	305,276
OTC swap contracts at market value (h)	8,316,249
Unrealized depreciation on forward foreign currency exchange contracts	355,121
Collateral for securities loaned	45,699,240
Payables for:
Investments purchased	26,496,106
Fund shares redeemed	722,542
Interest on OTC swap contracts	171,567
Accrued expenses:
Management fees	606,001
Distribution and service fees	66,727
Deferred trustees’ fees	59,120
Other expenses	297,564

Total Liabilities	83,095,513

Net Assets	$1,565,388,192

Net assets consist of:
Paid in surplus	$1,608,795,006
Distributions in excess of net investment income	(8,317,780)
Accumulated net realized loss	(27,175,560)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(7,913,474)

Net Assets	$1,565,388,192

Net Assets
Class A	$1,242,005,114
Class B	323,383,078
Capital Shares Outstanding*
Class A	127,819,953
Class B	33,427,572
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.72
Class B	9.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,628,540,568.
(b)	Investments at value includes unfunded loan commitments of $1,825,218.
(c)	Includes securities loaned at value of $44,501,190.
(d)	Identified cost of cash denominated in foreign currencies was $252,277.
(e)	Includes collateral of $1,165,185 for futures contracts, $5,705,000 for OTC swap contracts and $81,854 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $1,005,157.
(g)	Premiums received on written options were $232,587.
(h)	Net premium received on OTC swap contracts was $9,618,321.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Interest (a)	$17,125,269
Securities lending income	55,807

Total investment income	17,181,076
Expenses
Management fees	3,811,351
Administration fees	18,409
Custodian and accounting fees	218,101
Distribution and service fees—Class B	403,093
Audit and tax services	48,121
Legal	14,298
Trustees’ fees and expenses	19,698
Shareholder reporting	20,875
Insurance	4,810
Miscellaneous	7,542

Total expenses	4,566,298
Less management fee waiver	(141,421)

Net expenses	4,424,877

Net Investment Income	12,756,199

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,295,730)
Futures contracts	(1,379,376)
Written options	268,949
Swap contracts	447,288
Foreign currency transactions	21,067,361

Net realized gain	18,108,492

Net change in unrealized appreciation (depreciation) on:
Investments	(6,097,453)
Futures contracts	811,919
Written options	(180,253)
Swap contracts	(1,310,615)
Foreign currency transactions	(13,478,072)

Net change in unrealized depreciation	(20,254,474)

Net realized and unrealized loss	(2,145,982)

Net Increase in Net Assets From Operations	$10,610,217

(a)	Net of foreign withholding taxes of $53,911.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,756,199	$22,047,996
Net realized gain (loss)	18,108,492	(5,636,152)
Net change in unrealized appreciation (depreciation)	(20,254,474)	1,382,382

Increase in net assets from operations	10,610,217	17,794,226

From Distributions to Shareholders
Net investment income
Class A	(40,665,155)	(24,484,757)
Class B	(9,834,465)	(7,133,230)

Total distributions	(50,499,620)	(31,617,987)

Increase in net assets from capital share transactions	31,343,620	236,366,758

Total increase (decrease) in net assets	(8,545,783)	222,542,997

Net Assets
Beginning of period	1,573,933,975	1,351,390,978

End of period	$1,565,388,192	$1,573,933,975

Undistributed (distributions in excess of) net investment income
End of period	$(8,317,780)	$29,425,641

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,695,031	$16,968,913	17,789,482	$176,824,635
Reinvestments	4,179,358	40,665,155	2,470,712	24,484,757
Redemptions	(2,743,119)	(27,444,112)	(2,330,215)	(23,267,025)

Net increase	3,131,270	$30,189,956	17,929,979	$178,042,367

Class B
Sales	4,218,551	$42,004,245	13,809,843	$137,911,876
Reinvestments	1,015,957	9,834,465	722,718	7,133,230
Redemptions	(5,097,837)	(50,685,046)	(8,722,431)	(86,720,715)

Net increase	136,671	$1,153,664	5,810,130	$58,324,391

Increase derived from capital shares transactions		$31,343,620		$236,366,758

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011(a)
Net Asset Value, Beginning of Period	$9.97		$10.08	$10.12	$9.88	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.15	0.16	0.17	0.09
Net realized and unrealized gain (loss) on investments	(0.00	)(c)	(0.03)	(0.02)	0.29	(0.21)

Total from investment operations	0.08		0.12	0.14	0.46	(0.12)

Less Distributions
Distributions from net investment income	(0.33)		(0.23)	(0.18)	(0.22)	0.00

Total distributions	(0.33)		(0.23)	(0.18)	(0.22)	0.00

Net Asset Value, End of Period	$9.72		$9.97	$10.08	$10.12	$9.88

Total Return (%) (d)	0.78	(e)	1.17 (f)	1.33	4.67	(1.20	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(g)	0.53	0.55	0.57	0.59	(g)
Net ratio of expenses to average net assets (%) (h)	0.51	(g)	0.51	0.52	0.53	0.56	(g)
Ratio of net investment income to average net assets (%)	1.68	(g)	1.51	1.55	1.70	1.40	(g)
Portfolio turnover rate (%)	22	(e)	59	67	60	76	(e)
Net assets, end of period (in millions)	$1,242.0		$1,243.7	$1,075.7	$939.7	$809.9

	Class B
	Six Months Ended June 30, 2015 Unaudited)		Year Ended December 31,
			2014	2013	2012	2011(a)
Net Asset Value, Beginning of Period	$9.92		$10.03	$10.08	$9.86	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.07		0.13	0.13	0.14	0.09
Net realized and unrealized gain (loss) on investments	(0.02)		(0.02)	(0.01)	0.29	(0.23)

Total from investment operations	0.05		0.11	0.12	0.43	(0.14)

Less Distributions
Distributions from net investment income	(0.30)		(0.22)	(0.17)	(0.21)	0.00

Total distributions	(0.30)		(0.22)	(0.17)	(0.21)	0.00

Net Asset Value, End of Period	$9.67		$9.92	$10.03	$10.08	$9.86

Total Return (%) (d)	0.52	(e)	1.06	1.16	4.40	(1.40	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(g)	0.78	0.80	0.82	0.84	(g)
Net ratio of expenses to average net assets (%) (h)	0.76	(g)	0.76	0.77	0.78	0.81	(g)
Ratio of net investment income to average net assets (%)	1.43	(g)	1.26	1.32	1.45	1.37	(g)
Portfolio turnover rate (%)	22	(e)	59	67	60	76	(e)
Net assets, end of period (in millions)	$323.4		$330.2	$275.7	$86.6	$52.5

(a)	Commencement of operations was April 29, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively

MIST-26

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

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amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $6,853,146, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

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IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2015, the Portfolio had open unfunded loan commitments of $1,825,218. At June 30, 2015, the Portfolio had sufficient cash and/or securities to cover these commitments.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the

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securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged

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instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and

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other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads

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generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$651,013	Unrealized depreciation on futures contracts* (a)	$9,735
Credit	OTC swap contracts at market value (b)	1,339,405	OTC swap contracts at market value (b)	8,232,516
	Investments at market value (c)	589,358
	Unrealized appreciation on centrally cleared swap contracts** (a)	17,389
			Written options at value	305,276
Foreign Exchange	OTC swap contracts at market value (b)	65,206	OTC swap contracts at market value (b)	83,733
	Unrealized appreciation on forward foreign currency exchange contracts	3,872,959	Unrealized depreciation on forward foreign currency exchange contracts	355,121

Total		$6,535,330		$8,986,381

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest receivable of $39,094 and OTC swap interest payable of $171,567.
(c)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.

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Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Barclays Bank plc	$334,186	$(334,186)	$—		$—
Citibank N.A.	568,760	(568,760)	—		—
Credit Suisse International	464,708	(464,708)	—		—
Deutsche Bank AG	2,553,952	(299,783)	—		2,254,169
Goldman Sachs & Co.	209,157	—	(100,000	)(1)	109,157
HSBC Bank plc	40,475	—	—		40,475
JPMorgan Chase Bank N.A.	1,323,409	(1,278,424)	(44,985	)(1)	—
Morgan Stanley & Co. LLC	150,498	(2,184)	—		148,314
Royal Bank of Scotland plc	221,783	—	—		221,783

	$5,866,928	$(2,948,045)	$(144,985)		$2,773,898

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$2,565,939	$(334,186)	$(2,200,000)	$31,753
Citibank N.A.	2,725,504	(568,760)	(1,720,000)	436,744
Credit Suisse International	2,104,812	(464,708)	(1,640,104)	—
Deutsche Bank AG	299,783	(299,783)	—	—
JPMorgan Chase Bank N.A.	1,278,424	(1,278,424)	—	—
Morgan Stanley & Co. LLC	2,184	(2,184)	—	—

	$8,976,646	$(2,948,045)	$(5,560,104)	$468,497

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(1)	Collateral was received into a segregated account in the counterparty’s name at the custodian.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$(592,424)	$—	$(592,424)
Forward foreign currency transactions	—	—	21,932,293	21,932,293
Futures contracts	(1,379,376)	—	—	(1,379,376)
Swap contracts	—	439,092	8,196	447,288
Written options	—	268,949	—	268,949

	$(1,379,376)	$115,617	$21,940,489	$20,676,730

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$326,043	$—	$326,043
Forward foreign currency transactions	—	—	(13,826,879)	(13,826,879)
Futures contracts	811,919	—	—	811,919
Swap contracts	—	(1,058,945)	(251,670)	(1,310,615)
Written options	—	(180,253)	—	(180,253)

	$811,919	$(913,155)	$(14,078,549)	$(14,179,785)

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Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$38,494,375
Forward foreign currency transactions	204,650,061
Futures contracts short	(107,983,333)
Swap contracts	144,242,805
Written options	(38,494,375)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2015:

Put Options	Notional Amount*	Premium Received
Options outstanding December 31, 2014	35,500,000	$187,620
Options written	76,700,000	315,116
Options bought back	(24,000,000)	(27,600)
Options expired	(47,300,000)	(242,549)

Options outstanding June 30, 2015	40,900,000	$232,587

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each

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Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$346,278,711	$95,052,160	$220,036,565

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement—MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$3,811,351	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

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Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For the period May 1, 2015 to April 30, 2016, MetLife Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Templeton International Bond Portfolio, a series of the Trust.

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$31,617,987	$19,395,375	$—	$—	$31,617,987	$19,395,375

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$50,354,267	$—	$(26,095,981)	$(27,725,443)	$(3,467,157)

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Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the accumulated short-term capital losses were $11,417,817 and the accumulated long-term capital losses were $16,307,626.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the Met/Templeton International Bond Portfolio returned -0.10% and -0.19%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (“WGBI”) ex-U.S.1, returned -5.83%.

MARKET ENVIRONMENT / CONDITIONS

During the period, global financial markets were influenced by growth in the U.S., economic stabilization in China, lower oil prices, and the abundance of global liquidity from the Bank of Japan (the “BOJ”) and the European Central Bank (the “ECB”). Yields generally increased across much of Europe, Asia and the Americas during the period, though select markets experienced a decline in yields. The yield on the 10-year U.S. Treasury note declined from 2.17% at the start of the period to a low of 1.68% at the end of January, before rising to 2.35% by the end of June. The U.S. dollar broadly strengthened against most developed and emerging market currencies over the six-month period.

We continued to see differentiation among specific emerging market economies; some had healthy current account and fiscal balances, with large international reserves, while others struggled with deficits and economic imbalances. We believed that economies that we feel have healthier balances and stronger growth prospects, such as Mexico, will be in a stronger position to potentially raise rates in conjunction with U.S. Federal Reserve (the “Fed”) rate hikes, which should lead to a fundamental strengthening of their respective currencies over the medium-to-long term.

In March, the ECB launched quantitative easing (“QE”) with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB has stated that it intends to continue its asset purchases until it sees a sustained adjustment in the path of inflation toward its price stability norm of inflation below and close to 2.0%, making the program effectively open-ended. This could keep interest rates low for a while, and we anticipated that it would put further downward pressure on the euro. Additionally, we believed the ECB would likely continue with QE until there is a resolution to the debt crisis in Greece. The euro depreciated 7.92% against the U.S. dollar over the six-month period.

Japan remained heavily indebted, compelling the country down a road of extraordinary policy measures. With government debt over 200% of gross domestic product (“GDP”), a persistent trade deficit and a current account deficit, Japan has become reliant on its central bank to function as the buyer of last resort for its debt financing. Though Japan’s QE measures have been positive for global risk assets, they are likely to contribute to further yen depreciation, in our assessment. The yen depreciated 2.02% against the U.S. dollar over the six-month period.

The Chinese economy continued to have profound implications for the global economy. We viewed the recent moderation of growth in China as an inevitable normalization for an economy of its size. Its nominal level of GDP is three times the size of what it was 10 years ago. Thus, the lower rate of growth still represented a massive level of global aggregate demand. Even a 7.0% growth rate for 2015 creates a much larger quantum of demand when compared with China’s 10% to 12% annual growth rate from a decade ago.

PORTFOLIO REVIEW / CURRENT POSITIONING

On a relative basis, currency positions and interest rate strategies contributed to relative performance while sovereign credit exposures had a largely neutral effect. Among currencies, the Portfolio’s underweighted positions in the euro and the Japanese yen contributed to relative return. However, overweight currency positions in Latin America and Asia ex-Japan detracted. The Portfolio maintained a shorter duration positioning relative to its benchmark. Select underweighted duration exposures in Europe contributed to relative performance.

The core of our fixed income strategy remained positioned to navigate what we think is a rising rate environment. Consequently, we continued to position defensively by maintaining a low duration exposure with some select duration exposures in countries that had higher rates and/or that had healthier fiscal and monetary fundamentals in our view.

During the period, we selectively used interest rate swaps to manage duration exposures and used currency forwards to manage currency exposures, which added value over the period. For example, we

MIST-1

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

increased the Portfolio’s negative duration exposure to U.S. Treasuries during the period. We also continued to position for value in currencies across several developed and emerging market economies that we believed had strong growth fundamentals. We maintained the Portfolio’s net-negative positions in the Japanese yen and the euro as we continued to expect highly accommodative monetary policies from the BOJ and ECB.

Michael Hasenstab

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND INDEX (“WGBI”) EX-U.S.

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	Since Inception[2]
Met/Templeton International Bond Portfolio
Class A	-0.10	-1.49	5.05	6.48
Class B	-0.19	-1.76	4.79	6.22
Citigroup World Government Bond Index (“WGBI”) ex-U.S.	-5.83	-13.49	0.33	1.28

1 The Citigroup World Government Bond Index (“WGBI”) ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception date of the Class A and Class B shares is 5/1/2009. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Countries

% of Net Assets
United States	26.7
South Korea	14.8
Mexico	11.8
Poland	7.9
Malaysia	6.8
Hungary	4.9
Indonesia	4.7
Philippines	4.5
Brazil	4.5
Singapore	2.9

MIST-3

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A	Actual	0.72%	$1,000.00	$999.00	$3.57
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class B	Actual	0.97%	$1,000.00	$998.10	$4.81
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—71.9% of Net Assets

Security Description	Principal Amount*	Value

Brazil—4.5%
Brazil Letras do Tesouro Nacional Zero Coupon, 10/01/15 (BRL)	800,000	$248,576
Zero Coupon, 01/01/16 (BRL)	11,500,000	3,454,612
Zero Coupon, 10/01/16 (BRL)	760,000	206,759
Zero Coupon, 07/01/16 (BRL)	15,300,000	4,303,094
Zero Coupon, 01/01/17 (BRL)	17,580,000	4,642,712
Zero Coupon, 01/01/18 (BRL)	10,440,000	2,459,244
Brazil Notas do Tesouro Nacional 6.000%, 08/15/16 (BRL) (a)	3,245,000	2,745,624
6.000%, 08/15/18 (BRL) (a)	4,225,000	3,556,604
6.000%, 05/15/19 (BRL) (a)	2,420,000	2,026,457
6.000%, 08/15/20 (BRL) (a)	430,000	367,377
6.000%, 08/15/22 (BRL) (a)	6,930,000	5,813,959
6.000%, 05/15/23 (BRL) (a)	1,070,000	893,764
6.000%, 08/15/24 (BRL) (a)	1,140,000	956,538
6.000%, 05/15/45 (BRL) (a)	6,400,000	5,409,869
10.000%, 01/01/17 (BRL)	78,275,000	22,701,241
10.000%, 01/01/19 (BRL)	6,700,000	1,886,607
10.000%, 01/01/21 (BRL)	3,480,000	952,697
10.000%, 01/01/23 (BRL)	8,090,000	2,166,607

		64,792,341

Hungary—4.9%
Hungary Government Bonds 4.000%, 04/25/18 (HUF)	614,930,000	2,283,117
5.500%, 12/20/18 (HUF)	1,325,670,000	5,180,368
5.500%, 06/24/25 (HUF)	2,424,530,000	9,651,810
6.000%, 11/24/23 (HUF)	146,990,000	599,596
6.500%, 06/24/19 (HUF)	474,530,000	1,919,666
6.750%, 02/24/17 (HUF)	67,950,000	260,417
6.750%, 11/24/17 (HUF)	1,796,830,000	7,114,895
7.000%, 06/24/22 (HUF)	2,700,030,000	11,484,809
7.500%, 11/12/20 (HUF)	129,680,000	558,641
Hungary Government International Bonds 3.875%, 02/24/20 (EUR) (b)	6,510,000	7,964,350
4.375%, 07/04/17 (EUR)	512,000	607,494
5.750%, 06/11/18 (EUR)	4,840,000	6,092,803
6.250%, 01/29/20 (b)	10,995,000	12,314,400
6.375%, 03/29/21 (b)	4,058,000	4,603,801

		70,636,167

Iceland—0.2%
Iceland Government International Bond 5.875%, 05/11/22 (144A)	3,080,000	3,477,720

Indonesia—4.7%
Indonesia Treasury Bills 5.803%, 02/04/16 (IDR) (c)	9,544,000,000	690,046
6.014%, 01/07/16 (IDR) (c)	15,490,000,000	1,121,043
Indonesia Treasury Bonds 5.625%, 05/15/23 (IDR)	96,437,000,000	6,109,473
7.000%, 05/15/22 (IDR)	79,709,000,000	5,562,980
7.875%, 04/15/19 (IDR)	53,373,000,000	3,968,237
8.250%, 07/15/21 (IDR)	18,496,000,000	1,383,305
8.375%, 03/15/24 (IDR)	68,518,000,000	5,141,278

Indonesia—(Continued)
Indonesia Treasury Bonds 8.375%, 09/15/26 (IDR)	2,313,000,000	173,581
8.375%, 03/15/34 (IDR)	49,720,000,000	3,719,910
9.000%, 03/15/29 (IDR)	9,426,000,000	745,172
10.000%, 09/15/24 (IDR)	186,070,000,000	15,364,714
10.000%, 02/15/28 (IDR)	34,960,000,000	2,934,804
10.250%, 07/15/22 (IDR)	31,077,000,000	2,562,008
11.000%, 11/15/20 (IDR)	28,950,000,000	2,420,704
11.500%, 09/15/19 (IDR)	7,238,000,000	604,062
12.800%, 06/15/21 (IDR)	165,808,000,000	14,996,903

		67,498,220

Ireland—1.9%
Ireland Government Bond 5.400%, 03/13/25 (EUR)	18,461,440	27,411,158

Lithuania—0.6%
Lithuania Government International Bonds 6.125%, 03/09/21 (144A) (b)	930,000	1,070,290
7.375%, 02/11/20 (144A)	6,420,000	7,628,886

		8,699,176

Malaysia—6.8%
Bank Negara Malaysia Monetary Notes 2.966%, 08/04/15 (MYR) (c)	1,500,000	396,427
3.054%, 07/16/15 (MYR) (c)	3,540,000	937,035
3.055%, 09/22/15 (MYR) (c)	1,270,000	334,270
3.068%, 11/12/15 (MYR) (c)	58,370,000	15,300,087
3.074%, 10/01/15 (MYR) (c)	10,040,000	2,640,576
3.100%, 11/24/15 (MYR) (c)	320,000	83,779
3.102%, 11/03/15 (MYR) (c)	720,000	188,842
3.108%, 08/18/15 (MYR) (c)	11,520,000	3,041,027
3.151%, 10/27/15 (MYR) (c)	180,000	47,239
3.175%, 08/11/15 (MYR) (c)	15,565,000	4,111,227
3.217%, 09/08/15 (MYR) (c)	8,390,000	2,210,888
Malaysia Government Bonds 3.172%, 07/15/16 (MYR)	55,778,000	14,803,907
3.197%, 10/15/15 (MYR)	22,965,000	6,093,486
3.394%, 03/15/17 (MYR)	90,040,000	23,972,595
3.814%, 02/15/17 (MYR)	5,940,000	1,591,361
3.835%, 08/12/15 (MYR)	35,710,000	9,473,457
4.262%, 09/15/16 (MYR)	7,720,000	2,073,815
4.720%, 09/30/15 (MYR)	24,930,000	6,632,107
Malaysia Treasury Bills 2.690%, 05/27/16 (MYR) (c)	360,000	92,827
2.739%, 12/11/15 (MYR) (c)	2,030,000	530,872
2.743%, 09/04/15 (MYR) (c)	2,250,000	593,164
2.849%, 04/29/16 (MYR) (c)	930,000	240,358
2.868%, 10/23/15 (MYR) (c)	110,000	28,882
2.873%, 03/18/16 (MYR) (c)	510,000	132,266
2.880%, 09/04/15 (MYR) (c)	20,000	5,272
2.887%, 07/24/15 (MYR) (c)	90,000	23,809
2.911%, 07/24/15 (MYR) (c)	450,000	119,037
2.916%, 07/31/15 (MYR) (c)	100,000	26,440
2.916%, 10/09/15 (MYR) (c)	100,000	26,287

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Malaysia—(Continued)
Malaysia Treasury Bills 2.917%, 09/11/15 (MYR) (c)	510,000	$134,373
2.950%, 07/10/15 (MYR) (c)	80,000	21,189
2.955%, 09/25/15 (MYR) (c)	100,000	26,317
3.066%, 08/14/15 (MYR) (c)	7,400,000	1,954,283
3.109%, 01/22/16 (MYR) (c)	560,000	145,919

		98,033,420

Mexico—11.8%
Mexican Bonos 6.250%, 06/16/16 (MXN)	124,988,000	8,162,696
7.250%, 12/15/16 (MXN)	311,355,000	20,758,479
7.750%, 12/14/17 (MXN)	195,000,000	13,396,311
8.000%, 12/17/15 (MXN)	178,438,000	11,599,543
Mexican Udibonos 2.500%, 12/10/20 (MXN) (a)	12,975,582	837,319
3.500%, 12/14/17 (MXN) (a)	23,967,098	1,621,376
4.000%, 06/13/19 (MXN) (a)	16,437,145	1,133,003
5.000%, 06/16/16 (MXN) (a)	23,961,822	1,598,166
Mexico Cetes 2.975%, 07/23/15 (MXN) (c)	110,000	698
3.059%, 09/17/15 (MXN) (c)	1,103,943,000	6,976,035
3.065%, 10/01/15 (MXN) (c)	851,358,000	5,373,454
3.083%, 09/24/15 (MXN) (c)	870,531,000	5,496,516
3.104%, 10/29/15 (MXN) (c)	47,457,000	298,755
3.113%, 10/15/15 (MXN) (c)	51,584,000	325,162
3.125%, 01/07/16 (MXN) (c)	990,642,000	6,196,405
3.139%, 11/12/15 (MXN) (c)	243,160,000	1,528,733
3.147%, 11/26/15 (MXN) (c)	1,056,856,000	6,635,449
3.151%, 12/10/15 (MXN) (c)	1,827,171,000	11,457,557
3.172%, 02/04/16 (MXN) (c)	290,279,000	1,809,546
3.183%, 03/03/16 (MXN) (c)	889,574,000	5,533,612
3.201%, 03/31/16 (MXN) (c)	3,568,116,000	22,111,309
3.208%, 04/14/16 (MXN) (c)	486,508,000	3,013,363
3.321%, 04/28/16 (MXN) (c)	1,079,467,000	6,676,315
3.364%, 05/26/16 (MXN) (c)	2,208,628,000	13,609,392
3.371%, 06/23/16 (MXN) (c)	2,331,635,000	14,324,331

		170,473,525

Peru—0.1%
Peru Government Bond 7.840%, 08/12/20 (PEN)	5,663,000	1,981,941

Philippines—4.5%
Philippine Government Bonds 1.625%, 04/25/16 (PHP)	1,290,540,000	28,430,691
7.000%, 01/27/16 (PHP)	1,438,280,000	32,668,637
Philippine Treasury Bills 1.331%, 11/04/15 (PHP) (c)	12,000,000	264,202
1.410%, 02/03/16 (PHP) (c)	22,330,000	489,433
1.415%, 12/02/15 (PHP) (c)	29,720,000	652,832
1.418%, 03/02/16 (PHP) (c)	16,900,000	369,941
1.476%, 10/07/15 (PHP) (c)	38,490,000	849,624
1.658%, 08/05/15 (PHP) (c)	90,470,000	2,001,070

		65,726,430

Poland—7.9%
Poland Government Bonds Zero Coupon, 07/25/15 (PLN)	65,950,000	17,522,599
Zero Coupon, 01/25/16 (PLN)	58,547,000	15,432,802
Zero Coupon, 07/25/16 (PLN)	107,520,000	28,057,802
2.010%, 01/25/17 (PLN) (d)	28,518,000	7,581,541
2.010%, 01/25/21 (PLN) (d)	28,929,000	7,586,938
4.750%, 10/25/16 (PLN)	60,400,000	16,669,934
4.750%, 04/25/17 (PLN)	1,320,000	368,442
5.000%, 04/25/16 (PLN)	23,660,000	6,458,047
6.250%, 10/24/15 (PLN)	53,896,000	14,539,019

		114,217,124

Portugal—0.8%
Portugal Government International Bond 5.125%, 10/15/24 (144A)	11,910,000	12,149,153

Serbia—1.7%
Republic of Serbia 4.875%, 02/25/20 (144A)	3,150,000	3,179,610
5.250%, 11/21/17 (144A)	1,720,000	1,776,932
7.250%, 09/28/21 (144A) (b)	17,560,000	19,667,200

		24,623,742

Singapore—2.9%
Monetary Authority of Singapore 0.887%, 08/14/15 (SGD) (c)	15,490,000	11,490,271
0.887%, 08/21/15 (SGD) (c)	16,860,000	12,504,353
0.977%, 07/31/15 (SGD) (c)	23,500,000	17,437,633

		41,432,257

Slovenia—0.4%
Slovenia Government International Bonds 5.500%, 10/26/22 (144A)	3,200,000	3,548,640
5.850%, 05/10/23 (144A)	1,850,000	2,093,182

		5,641,822

South Korea—14.8%
Korea Monetary Stabilization Bonds Zero Coupon, 07/07/15 (KRW)	13,573,700,000	12,165,038
Zero Coupon, 07/21/15 (KRW)	595,000,000	532,929
Zero Coupon, 09/08/15 (KRW)	1,363,100,000	1,218,279
Zero Coupon, 10/06/15 (KRW)	10,441,300,000	9,319,898
Zero Coupon, 12/15/15 (KRW)	8,826,500,000	7,858,034
1.620%, 06/09/16 (KRW)	817,900,000	733,870
1.920%, 03/09/16 (KRW)	521,000,000	468,106
1.960%, 02/02/17 (KRW)	275,400,000	247,985
2.070%, 12/02/16 (KRW)	8,477,800,000	7,642,903
2.130%, 10/08/15 (KRW)	620,200,000	556,849
2.220%, 10/02/16 (KRW)	1,374,700,000	1,240,786
2.460%, 08/02/16 (KRW)	9,210,700,000	8,329,645
2.780%, 02/02/16 (KRW)	5,175,740,000	4,672,378
2.790%, 06/02/16 (KRW)	7,746,300,000	7,018,907
2.800%, 08/02/15 (KRW)	23,319,650,000	20,928,939
2.800%, 04/02/16 (KRW)	14,113,890,000	12,766,905

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

South Korea—(Continued)
Korea Monetary Stabilization Bonds 2.810%, 10/02/15 (KRW)	1,092,000,000	$982,062
2.900%, 12/02/15 (KRW)	50,392,100,000	45,428,380
Korea Treasury Bonds 2.750%, 12/10/15 (KRW)	11,222,000,000	10,112,466
2.750%, 06/10/16 (KRW)	21,733,200,000	19,689,467
3.000%, 12/10/16 (KRW)	42,446,640,000	38,769,009
4.000%, 09/10/15 (KRW)	2,754,400,000	2,480,955
4.000%, 03/10/16 (KRW)	1,043,200,000	950,678

		214,114,468

Sri Lanka—1.2%
Sri Lanka Government Bonds 6.400%, 08/01/16 (LKR)	56,200,000	420,084
6.400%, 10/01/16 (LKR)	35,400,000	264,154
6.500%, 07/15/15 (LKR)	80,900,000	604,640
7.500%, 08/15/18 (LKR)	25,830,000	191,874
8.000%, 06/15/17 (LKR)	13,890,000	105,915
8.000%, 11/15/18 (LKR)	243,630,000	1,829,865
8.000%, 11/01/19 (LKR)	13,890,000	103,579
8.250%, 03/01/17 (LKR)	540,000	4,130
8.500%, 11/01/15 (LKR)	71,720,000	539,741
8.500%, 04/01/18 (LKR)	170,110,000	1,298,857
8.500%, 06/01/18 (LKR)	1,410,000	10,768
8.500%, 07/15/18 (LKR)	45,000,000	343,822
9.000%, 05/01/21 (LKR)	3,530,000	26,592
10.600%, 07/01/19 (LKR)	99,590,000	808,558
10.600%, 09/15/19 (LKR)	35,520,000	287,756
11.000%, 08/01/15 (LKR)	522,600,000	3,921,332
11.000%, 09/01/15 (LKR)	762,125,000	5,738,021
11.200%, 07/01/22 (LKR)	26,640,000	221,498

		16,721,186

Ukraine—2.2%
Financing of Infrastrucural Projects State Enterprise 7.400%, 04/20/18 (144A)	400,000	195,689
8.375%, 11/03/17 (144A)	440,000	214,502
Ukraine Government International Bonds 4.950%, 10/13/15 (144A) (EUR)	150,000	86,122
6.250%, 06/17/16 (144A)	3,440,000	1,702,800
6.580%, 11/21/16 (144A)	5,050,000	2,499,750
7.500%, 04/17/23 (144A) (b)	3,400,000	1,768,000
7.750%, 09/23/20 (144A)	6,949,000	3,422,382
7.800%, 11/28/22 (144A) (b)	4,150,000	2,137,250
7.950%, 02/23/21 (144A) (b)	9,904,000	5,150,080
9.250%, 07/24/17 (144A) (b)	26,950,000	12,962,950
Ukreximbank Via Biz Finance plc 8.750%, 01/22/18	1,330,000	981,208

		31,120,733

Total Foreign Government (Cost $1,134,579,739)		1,038,750,583

Short-Term Investments—28.3%
Security Description	Shares/ Principal Amount*	Value

Discount Note—5.7%
Federal Home Loan Bank 0.010%, 07/01/15 (c)	81,750,000	81,750,000

Mutual Fund—1.6%
State Street Navigator Securities Lending MET Portfolio (e)	23,876,270	23,876,270

Repurchase Agreement—21.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $303,321,469 on 07/01/15, collateralized by $297,390,000 U.S. Government Agency Obligations with rates ranging from 2.000% - 3.625%, maturity dates ranging from 08/15/19 - 08/21/19, with a value of $309,391,494.	303,321,469	303,321,469

Total Short-Term Investments (Cost $408,947,739)		408,947,739

Total Investments—100.2% (Cost $1,543,527,478) (f)		1,447,698,322
Other assets and liabilities (net)—(0.2)%		(3,447,918)

Net Assets—100.0%		$1,444,250,404

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $22,364,691 and the collateral received consisted of cash in the amount of $23,876,270. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	The rate shown represents current yield to maturity.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(f)	As of June 30, 2015, the aggregate cost of investments was $1,543,527,478. The aggregate unrealized appreciation and depreciation of investments were $14,634,435 and $(110,463,591), respectively, resulting in net unrealized depreciation of $(95,829,156).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $84,731,138, which is 5.9% of net assets.
(BRL)—	Brazilian Real
(EUR)—	Euro
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(KRW)—	South Korea Won
(LKR)—	Sri Lankan Rupee
(MXN)—	Mexican Peso

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SGD)—	Singapore Dollar

Top Industries as of June 30, 2015 (Unaudited)	% of Net Assets
Global Government Investment Grade	39.1%
Global Government High Yield	32.8%

71.9%

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	58,234,000	Deutsche Bank AG	07/06/15	USD	92,957	$(1,899)
CLP	1,219,790,000	Morgan Stanley & Co.	07/06/15	USD	1,957,709	(50,376)
CLP	36,802,000	Deutsche Bank AG	07/07/15	USD	58,345	(805)
CLP	154,194,000	Deutsche Bank AG	07/08/15	USD	244,811	(3,752)
CLP	611,090,000	Morgan Stanley & Co.	07/17/15	USD	962,059	(7,474)
CLP	433,400,000	Deutsche Bank AG	07/20/15	USD	696,561	(19,723)
CLP	39,594,954	Morgan Stanley & Co.	07/20/15	USD	61,998	(163)
CLP	854,380,046	Morgan Stanley & Co.	07/20/15	USD	1,347,071	(12,793)
CLP	753,400,000	Morgan Stanley & Co.	07/28/15	USD	1,296,306	(120,549)
CLP	438,100,000	Barclays Bank plc	08/05/15	USD	710,452	(27,242)
CLP	101,783,000	Deutsche Bank AG	08/06/15	USD	165,267	(6,553)
CLP	9,313,680,000	JPMorgan Chase Bank N.A.	08/10/15	USD	15,192,366	(674,772)
CLP	1,079,310,000	Morgan Stanley & Co.	08/11/15	USD	1,751,075	(68,873)
CLP	438,900,000	Deutsche Bank AG	08/12/15	USD	741,636	(57,636)
CLP	9,249,063,000	Deutsche Bank AG	08/14/15	USD	15,063,621	(652,259)
CLP	46,749,000	Citibank N.A.	08/17/15	USD	77,377	(4,556)
CLP	46,326,000	JPMorgan Chase Bank N.A.	08/17/15	USD	76,743	(4,581)
CLP	376,530,000	Morgan Stanley & Co.	08/18/15	USD	634,476	(48,013)
CLP	202,610,000	JPMorgan Chase Bank N.A.	08/20/15	USD	341,526	(26,011)
CLP	141,690,000	Deutsche Bank AG	08/24/15	USD	232,966	(12,404)
CLP	219,160,000	Deutsche Bank AG	08/27/15	USD	358,339	(17,280)
CLP	245,250,000	Deutsche Bank AG	08/27/15	USD	409,227	(27,567)
CLP	246,100,000	JPMorgan Chase Bank N.A.	08/28/15	USD	410,714	(27,768)
CLP	108,963,000	Deutsche Bank AG	08/31/15	USD	175,106	(5,601)
CLP	1,155,000,000	Barclays Bank plc	09/03/15	USD	1,849,183	(52,960)
CLP	113,400,000	Morgan Stanley & Co.	09/03/15	USD	181,585	(5,229)
CLP	31,180,000	Deutsche Bank AG	09/04/15	USD	49,492	(1,006)
CLP	39,050,000	Deutsche Bank AG	09/08/15	USD	64,482	(3,781)
CLP	154,194,000	Deutsche Bank AG	09/08/15	USD	243,477	(3,792)
CLP	93,075,000	Deutsche Bank AG	09/17/15	USD	145,977	(1,420)
CLP	91,925,000	Deutsche Bank AG	09/21/15	USD	143,622	(905)
CLP	687,600,000	JPMorgan Chase Bank N.A.	09/22/15	USD	1,069,196	(1,773)
CLP	1,219,790,000	Morgan Stanley & Co.	09/24/15	USD	1,914,447	(21,215)
CLP	58,234,000	Deutsche Bank AG	09/28/15	USD	91,359	(1,008)
CLP	36,802,000	Deutsche Bank AG	10/07/15	USD	57,670	(617)
EUR	5,010,000	JPMorgan Chase Bank N.A.	07/31/15	USD	5,954,706	(367,215)
EUR	2,537,900	JPMorgan Chase Bank N.A.	08/11/15	USD	3,016,963	(186,087)
EUR	2,600,000	JPMorgan Chase Bank N.A.	08/20/15	USD	3,091,231	(190,704)
EUR	4,541,000	JPMorgan Chase Bank N.A.	08/21/15	USD	5,399,045	(333,089)
EUR	440,882	Deutsche Bank AG	08/31/15	USD	523,825	(31,904)
EUR	1,990,000	Deutsche Bank AG	11/05/15	USD	2,367,264	(144,455)
INR	110,978,417	Deutsche Bank AG	07/06/15	USD	1,734,377	7,008
INR	14,658,000	JPMorgan Chase Bank N.A.	07/22/15	USD	230,823	(1,536)
INR	16,661,000	Deutsche Bank AG	07/27/15	USD	259,376	990
INR	87,722,817	Deutsche Bank AG	07/31/15	USD	1,360,772	9,035
INR	34,949,750	HSBC Bank plc	08/05/15	USD	543,267	1,948

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	1,228,565,000	HSBC Bank plc	08/12/15	USD	18,846,114	$293,170
INR	2,900,000,000	HSBC Bank plc	08/17/15	USD	44,444,444	689,167
INR	76,037,667	Deutsche Bank AG	09/30/15	USD	1,163,323	9,969
INR	34,949,750	HSBC Bank plc	10/05/15	USD	538,158	608
INR	228,261,000	HSBC Bank plc	10/30/15	USD	3,520,688	(18,628)
INR	110,978,417	Deutsche Bank AG	11/06/15	USD	1,704,999	(4,587)
KRW	2,328,000,000	HSBC Bank plc	09/30/15	USD	2,213,769	(130,927)
KRW	2,321,000,000	Deutsche Bank AG	03/29/16	USD	2,091,179	(16,901)
MXN	285,397,780	HSBC Bank plc	10/07/15	USD	20,670,514	(2,635,146)
MXN	35,485,000	Deutsche Bank AG	10/14/15	USD	2,594,691	(353,398)
MXN	521,116,000	Citibank N.A.	02/16/16	USD	33,817,840	(1,207,596)
MXN	16,965,000	HSBC Bank plc	03/11/16	USD	1,066,579	(6,933)
MYR	6,890,000	JPMorgan Chase Bank N.A.	07/02/15	USD	2,103,560	(277,427)
MYR	3,409,400	Deutsche Bank AG	07/08/15	USD	942,214	(39,003)
MYR	54,230,000	JPMorgan Chase Bank N.A.	07/28/15	USD	14,821,394	(477,824)
MYR	4,429,000	JPMorgan Chase Bank N.A.	07/31/15	USD	1,363,944	(192,776)
MYR	7,610,828	HSBC Bank plc	08/06/15	USD	2,328,610	(316,981)
MYR	7,165,900	JPMorgan Chase Bank N.A.	08/27/15	USD	2,214,842	(323,664)
MYR	10,421,193	HSBC Bank plc	08/28/15	USD	2,836,548	(86,451)
MYR	21,469,000	HSBC Bank plc	10/01/15	USD	6,418,236	(767,034)
MYR	13,558,531	JPMorgan Chase Bank N.A.	10/16/15	USD	4,077,018	(511,359)
MYR	3,043,000	JPMorgan Chase Bank N.A.	10/20/15	USD	909,254	(109,192)
MYR	5,541,000	HSBC Bank plc	10/23/15	USD	1,657,146	(200,578)
MYR	4,132,000	Deutsche Bank AG	10/26/15	USD	1,239,984	(153,999)
MYR	2,756,789	HSBC Bank plc	10/26/15	USD	827,368	(102,820)
MYR	2,837,000	JPMorgan Chase Bank N.A.	10/30/15	USD	849,528	(104,080)
MYR	2,742,080	Deutsche Bank AG	11/19/15	USD	802,341	(82,707)
MYR	1,632,000	HSBC Bank plc	11/20/15	USD	476,232	(47,954)
MYR	99,141,840	HSBC Bank plc	12/08/15	USD	26,418,802	(429,839)
MYR	306,000	JPMorgan Chase Bank N.A.	01/11/16	USD	82,781	(2,725)
MYR	1,022,000	JPMorgan Chase Bank N.A.	01/11/16	USD	276,478	(9,100)
SGD	2,190,000	JPMorgan Chase Bank N.A.	07/23/15	USD	1,638,363	(12,867)
SGD	12,676,300	JPMorgan Chase Bank N.A.	07/27/15	USD	9,452,166	(43,947)
SGD	2,353,000	HSBC Bank plc	08/11/15	USD	1,742,834	3,146
SGD	4,687,000	Deutsche Bank AG	08/12/15	USD	3,457,382	20,428
SGD	1,398,000	HSBC Bank plc	08/17/15	USD	1,029,398	7,859
SGD	1,398,000	HSBC Bank plc	08/18/15	USD	1,029,398	7,844
SGD	1,398,000	Deutsche Bank AG	08/24/15	USD	1,025,227	11,924
SGD	2,961,000	Deutsche Bank AG	08/26/15	USD	2,175,287	21,362
SGD	10,161,130	Morgan Stanley & Co.	08/26/15	USD	7,462,092	76,049
SGD	4,013,100	HSBC Bank plc	09/16/15	USD	2,878,838	97,565
SGD	3,488,000	HSBC Bank plc	09/21/15	USD	2,763,867	(177,056)
SGD	10,928,651	Deutsche Bank AG	11/04/15	USD	8,273,640	(172,362)
SGD	3,014,189	Morgan Stanley & Co.	11/09/15	USD	2,254,020	(19,755)
SGD	3,051,000	Deutsche Bank AG	11/19/15	USD	2,300,905	(39,588)
SGD	569,250	Deutsche Bank AG	11/30/15	USD	426,932	(5,068)
SGD	569,250	Deutsche Bank AG	11/30/15	USD	420,421	1,443
SGD	2,180,000	JPMorgan Chase Bank N.A.	12/14/15	USD	1,620,095	(4,760)
SGD	2,625,000	HSBC Bank plc	12/22/15	USD	1,944,833	76

Contracts to Deliver
AUD	23,199,000	JPMorgan Chase Bank N.A.	11/18/15	USD	18,661,276	893,608
AUD	5,331,000	Citibank N.A.	11/19/15	USD	4,253,525	170,823
AUD	16,989,000	JPMorgan Chase Bank N.A.	11/19/15	USD	13,540,233	529,348
AUD	190,000	Citibank N.A.	12/18/15	USD	145,689	394
AUD	383,100	Citibank N.A.	06/20/16	USD	291,447	937

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	960,000	JPMorgan Chase Bank N.A.	06/20/16	USD	728,381	$399
AUD	29,844,000	JPMorgan Chase Bank N.A.	06/22/16	USD	22,630,705	1,497
CLP	58,234,000	Deutsche Bank AG	07/06/15	USD	91,997	939
CLP	1,219,790,000	Morgan Stanley & Co.	07/06/15	USD	1,927,760	20,427
CLP	36,802,000	Deutsche Bank AG	07/07/15	USD	58,139	599
EUR	776,000	Barclays Bank plc	07/16/15	USD	1,059,907	194,623
EUR	3,870,000	Morgan Stanley & Co.	07/16/15	USD	5,283,943	968,670
EUR	1,218,000	Barclays Bank plc	07/20/15	USD	1,651,279	293,071
EUR	670,000	Deutsche Bank AG	07/22/15	USD	908,453	161,308
EUR	4,966,000	Morgan Stanley & Co.	07/22/15	USD	6,722,673	1,184,880
EUR	609,000	Deutsche Bank AG	07/23/15	USD	825,000	145,870
EUR	799,500	Citibank N.A.	07/28/15	USD	1,078,470	186,847
EUR	5,010,000	JPMorgan Chase Bank N.A.	07/31/15	USD	6,735,745	1,148,254
EUR	146,322	Barclays Bank plc	08/04/15	USD	196,267	33,070
EUR	5,009,000	HSBC Bank plc	08/04/15	USD	6,722,203	1,135,536
EUR	5,009,000	UBS AG	08/04/15	USD	6,722,078	1,135,411
EUR	3,073,000	Barclays Bank plc	08/05/15	USD	4,130,957	703,510
EUR	1,362,600	JPMorgan Chase Bank N.A.	08/05/15	USD	1,831,825	312,060
EUR	502,668	Citibank N.A.	08/10/15	USD	672,143	111,455
EUR	146,742	Citibank N.A.	08/10/15	USD	196,341	32,661
EUR	1,943,000	Deutsche Bank AG	08/11/15	USD	2,603,533	436,232
EUR	2,537,900	JPMorgan Chase Bank N.A.	08/11/15	USD	3,399,200	568,324
EUR	900,000	Goldman Sachs & Co.	08/12/15	USD	1,208,466	204,555
EUR	650,000	Morgan Stanley & Co.	08/14/15	USD	811,824	86,756
EUR	650,000	Morgan Stanley & Co.	08/17/15	USD	872,641	147,541
EUR	2,341,000	Barclays Bank plc	08/18/15	USD	3,141,657	530,144
EUR	1,313,000	Deutsche Bank AG	08/20/15	USD	1,761,160	296,394
EUR	2,600,000	JPMorgan Chase Bank N.A.	08/20/15	USD	3,488,875	588,348
EUR	4,541,000	JPMorgan Chase Bank N.A.	08/21/15	USD	6,062,916	996,961
EUR	1,115,456	Barclays Bank plc	08/26/15	USD	1,484,254	239,756
EUR	440,882	Deutsche Bank AG	08/31/15	USD	583,119	91,198
EUR	720,000	Deutsche Bank AG	09/02/15	USD	951,466	148,090
EUR	1,516,100	Deutsche Bank AG	09/08/15	USD	2,000,069	308,254
EUR	281,896	Barclays Bank plc	09/21/15	USD	366,852	52,224
EUR	3,307,000	Deutsche Bank AG	09/23/15	USD	4,270,825	579,719
EUR	685,747	Barclays Bank plc	09/24/15	USD	884,189	118,781
EUR	840,650	Citibank N.A.	09/28/15	USD	1,084,186	145,825
EUR	1,538,000	Deutsche Bank AG	09/28/15	USD	1,980,683	263,916
EUR	1,815,000	Barclays Bank plc	09/29/15	USD	2,317,401	291,408
EUR	1,620,000	HSBC Bank plc	09/30/15	USD	2,064,261	255,909
EUR	4,440,000	Deutsche Bank AG	10/01/15	USD	5,663,753	707,457
EUR	2,310,000	JPMorgan Chase Bank N.A.	10/07/15	USD	2,927,625	348,738
EUR	3,012,496	Deutsche Bank AG	10/08/15	USD	3,280,458	(82,757)
EUR	3,220,000	Goldman Sachs & Co.	10/09/15	USD	4,079,257	484,315
EUR	3,821,000	HSBC Bank plc	10/13/15	USD	4,145,632	(120,601)
EUR	3,217,000	JPMorgan Chase Bank N.A.	10/14/15	USD	4,072,272	480,353
EUR	3,529,000	Deutsche Bank AG	10/26/15	USD	4,479,536	538,396
EUR	2,313,904	Barclays Bank plc	10/27/15	USD	2,938,589	354,405
EUR	8,218,000	Deutsche Bank AG	10/28/15	USD	10,454,118	1,276,032
EUR	4,118,000	Goldman Sachs & Co.	10/29/15	USD	5,238,096	638,918
EUR	1,370,039	Deutsche Bank AG	10/30/15	USD	1,749,471	219,319
EUR	92,609	Deutsche Bank AG	11/03/15	USD	117,289	13,850
EUR	4,170,000	UBS AG	11/04/15	USD	5,242,733	584,970
EUR	1,990,000	Deutsche Bank AG	11/05/15	USD	2,495,918	273,108
EUR	652,963	Barclays Bank plc	11/06/15	USD	820,278	90,912
EUR	7,580,000	Goldman Sachs & Co.	11/09/15	USD	8,533,943	66,545
EUR	1,618,000	Deutsche Bank AG	11/10/15	USD	2,020,801	213,347

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	9,537,000	Citibank N.A.	11/12/15	USD	11,953,485	$1,299,399
EUR	1,525,000	Deutsche Bank AG	11/12/15	USD	1,900,531	196,905
EUR	413,121	JPMorgan Chase Bank N.A.	11/12/15	USD	517,661	56,151
EUR	1,623,000	Morgan Stanley & Co.	11/12/15	USD	2,029,115	216,010
EUR	2,440,000	Goldman Sachs & Co.	11/13/15	USD	2,725,553	(298)
EUR	17,552,000	Standard Chartered Bank	11/13/15	USD	19,623,487	15,232
EUR	309,733	Deutsche Bank AG	11/16/15	USD	387,615	41,578
EUR	7,408,999	Goldman Sachs & Co.	11/16/15	USD	8,350,608	73,178
EUR	86,267	Deutsche Bank AG	11/19/15	USD	107,838	11,454
EUR	1,154,000	Goldman Sachs & Co.	11/23/15	USD	1,295,365	5,937
EUR	1,380,000	Deutsche Bank AG	12/04/15	USD	1,721,826	179,567
EUR	263,000	Standard Chartered Bank	12/09/15	USD	324,889	30,939
EUR	1,529,000	Bank of America N.A.	12/15/15	USD	1,901,235	192,115
EUR	1,340,000	JPMorgan Chase Bank N.A.	12/15/15	USD	1,672,762	174,907
EUR	14,641,000	Barclays Bank plc	01/05/16	USD	17,844,833	1,472,743
EUR	10,266,434	Deutsche Bank AG	01/07/16	USD	12,313,766	832,934
EUR	13,187,000	Barclays Bank plc	01/11/16	USD	15,691,739	943,490
EUR	8,953,000	Standard Chartered Bank	01/13/16	USD	10,633,926	620,483
EUR	12,261,000	JPMorgan Chase Bank N.A.	01/15/16	USD	14,501,072	787,169
EUR	12,261,000	Barclays Bank plc	01/19/16	USD	14,510,562	795,373
EUR	12,208,000	JPMorgan Chase Bank N.A.	01/19/16	USD	14,425,583	769,680
EUR	913,000	Barclays Bank plc	01/21/16	USD	1,065,562	44,230
EUR	12,323,000	JPMorgan Chase Bank N.A.	01/25/16	USD	14,425,661	639,179
EUR	1,858,400	Citibank N.A.	01/29/16	USD	2,117,312	38,013
EUR	9,760,000	Deutsche Bank AG	01/29/16	USD	11,135,672	215,548
EUR	8,440,000	Deutsche Bank AG	02/03/16	USD	9,590,372	146,043
EUR	2,553,000	Citibank N.A.	02/09/16	USD	2,932,376	75,176
EUR	6,590,000	Goldman Sachs & Co.	02/09/16	USD	7,575,205	199,981
EUR	419,000	HSBC Bank plc	02/10/16	USD	475,875	6,939
EUR	1,915,000	Barclays Bank plc	02/11/16	USD	2,176,455	33,175
EUR	1,023,000	Barclays Bank plc	02/11/16	USD	1,162,640	17,691
EUR	446,000	Standard Chartered Bank	02/16/16	USD	507,336	8,112
EUR	1,022,000	Goldman Sachs & Co.	02/17/16	USD	1,174,206	30,217
EUR	1,912,000	JPMorgan Chase Bank N.A.	02/17/16	USD	2,195,072	54,848
EUR	2,080,000	Barclays Bank plc	02/22/16	USD	2,384,034	55,484
EUR	1,120,359	Bank of America N.A.	02/26/16	USD	1,279,260	24,905
EUR	4,757,839	Barclays Bank plc	02/26/16	USD	5,429,313	102,435
EUR	1,673,320	Deutsche Bank AG	02/26/16	USD	1,906,414	32,964
EUR	3,548,416	Barclays Bank plc	03/09/16	USD	3,953,077	(20,849)
EUR	8,070,000	Deutsche Bank AG	03/09/16	USD	8,971,016	(66,704)
EUR	714,000	HSBC Bank plc	03/09/16	USD	793,897	(5,723)
EUR	10,839,830	Citibank N.A.	03/10/16	USD	11,894,545	(245,435)
EUR	2,023,000	Morgan Stanley & Co.	03/10/16	USD	2,217,511	(48,131)
EUR	651,717	Barclays Bank plc	03/16/16	USD	697,428	(32,560)
EUR	462,068	Citibank N.A.	03/16/16	USD	495,106	(22,456)
EUR	225,000	JPMorgan Chase Bank N.A.	03/16/16	USD	240,941	(11,081)
EUR	399,325	Barclays Bank plc	03/23/16	USD	429,039	(18,319)
EUR	6,962,400	Bank of America N.A.	03/29/16	USD	7,669,223	(131,740)
EUR	6,928,900	Bank of America N.A.	03/29/16	USD	7,669,184	(94,245)
EUR	885,700	Bank of America N.A.	03/29/16	USD	981,621	(10,754)
EUR	31,188,000	Deutsche Bank AG	03/29/16	USD	34,337,988	(606,347)
EUR	24,145,000	Deutsche Bank AG	03/29/16	USD	26,583,645	(469,419)
EUR	9,737,000	Deutsche Bank AG	03/29/16	USD	10,720,437	(189,304)
EUR	8,042,000	Deutsche Bank AG	03/29/16	USD	8,854,242	(156,350)
EUR	7,170,000	Deutsche Bank AG	03/29/16	USD	7,894,170	(139,397)
EUR	1,040,000	Deutsche Bank AG	03/29/16	USD	1,146,184	(19,075)
EUR	4,150,100	Bank of America N.A.	03/30/16	USD	4,601,486	(48,569)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	1,815,000	Barclays Bank plc	03/30/16	USD	2,006,092	$(27,557)
EUR	205,485	Deutsche Bank AG	03/31/16	USD	225,540	(4,704)
EUR	1,200,000	Goldman Sachs & Co.	03/31/16	USD	1,318,080	(26,513)
EUR	1,005,008	Barclays Bank plc	04/01/16	USD	1,097,439	(28,694)
EUR	1,865,900	Citibank N.A.	04/08/16	USD	2,070,742	(20,430)
EUR	4,186,153	Deutsche Bank AG	04/13/16	USD	4,532,892	(159,347)
EUR	1,911,000	Standard Chartered Bank	04/13/16	USD	2,050,933	(91,098)
EUR	3,696,678	HSBC Bank plc	04/18/16	USD	3,938,810	(205,386)
EUR	274,083	JPMorgan Chase Bank N.A.	04/21/16	USD	298,605	(8,685)
EUR	989,372	Barclays Bank plc	04/22/16	USD	1,071,228	(38,047)
EUR	692,175	Barclays Bank plc	04/29/16	USD	756,523	(19,697)
EUR	5,010,000	Standard Chartered Bank	04/29/16	USD	5,517,513	(100,808)
EUR	3,083,128	Barclays Bank plc	05/05/16	USD	3,467,201	9,107
EUR	2,080,000	Barclays Bank plc	05/18/16	USD	2,389,088	55,231
EUR	469,000	Barclays Bank plc	05/23/16	USD	525,995	(322)
EUR	1,287,000	Deutsche Bank AG	05/23/16	USD	1,442,109	(2,177)
EUR	195,330	Barclays Bank plc	06/06/16	USD	217,290	(2,002)
EUR	2,021,800	Deutsche Bank AG	06/13/16	USD	2,290,497	20,211
EUR	1,546,000	Deutsche Bank AG	06/15/16	USD	1,761,729	25,618
INR	110,978,417	Deutsche Bank AG	07/06/15	USD	1,739,201	(2,183)
JPY	183,890,000	HSBC Bank plc	07/16/15	USD	1,584,166	81,367
JPY	248,150,000	Standard Chartered Bank	07/16/15	USD	2,128,746	100,796
JPY	105,570,000	Deutsche Bank AG	07/21/15	USD	907,856	45,057
JPY	353,334,000	Citibank N.A.	07/24/15	USD	3,496,210	608,390
JPY	544,000,000	JPMorgan Chase Bank N.A.	07/24/15	USD	5,380,013	933,868
JPY	189,600,000	JPMorgan Chase Bank N.A.	07/27/15	USD	1,876,113	326,445
JPY	411,460,000	Barclays Bank plc	07/29/15	USD	4,055,691	692,602
JPY	105,370,000	Barclays Bank plc	08/11/15	USD	1,033,921	172,548
JPY	303,103,000	Citibank N.A.	08/11/15	USD	2,975,244	497,453
JPY	105,400,000	Citibank N.A.	08/11/15	USD	1,034,601	172,982
JPY	105,370,000	Deutsche Bank AG	08/12/15	USD	1,038,271	176,888
JPY	109,070,000	Citibank N.A.	08/17/15	USD	915,193	23,515
JPY	338,124,000	Deutsche Bank AG	08/18/15	USD	3,315,315	551,026
JPY	639,006,000	HSBC Bank plc	08/20/15	USD	6,252,505	1,028,280
JPY	457,974,000	JPMorgan Chase Bank N.A.	08/20/15	USD	4,483,304	739,115
JPY	151,705,000	Barclays Bank plc	08/24/15	USD	1,474,453	234,128
JPY	149,920,000	Deutsche Bank AG	08/25/15	USD	1,449,791	224,046
JPY	300,880,000	HSBC Bank plc	08/25/15	USD	2,911,272	451,280
JPY	427,709,000	Barclays Bank plc	08/26/15	USD	4,141,818	644,835
JPY	302,459,000	JPMorgan Chase Bank N.A.	08/26/15	USD	2,926,862	453,933
JPY	144,300,000	JPMorgan Chase Bank N.A.	08/26/15	USD	1,210,570	30,762
JPY	350,622,000	Standard Chartered Bank	08/26/15	USD	2,940,411	73,697
JPY	256,658,000	Deutsche Bank AG	08/27/15	USD	2,477,621	379,142
JPY	488,094,000	HSBC Bank plc	08/27/15	USD	4,712,151	721,411
JPY	244,017,000	JPMorgan Chase Bank N.A.	08/27/15	USD	2,358,712	363,588
JPY	150,260,000	JPMorgan Chase Bank N.A.	08/31/15	USD	1,452,665	224,060
JPY	109,297,635	Barclays Bank plc	09/18/15	USD	1,025,172	131,197
JPY	109,471,259	JPMorgan Chase Bank N.A.	09/29/15	USD	1,007,661	112,074
JPY	66,105,000	JPMorgan Chase Bank N.A.	09/30/15	USD	609,024	68,207
JPY	55,370,000	JPMorgan Chase Bank N.A.	10/19/15	USD	523,856	70,682
JPY	104,580,000	JPMorgan Chase Bank N.A.	10/20/15	USD	989,170	133,220
JPY	698,590,000	Barclays Bank plc	10/22/15	USD	6,565,078	847,124
JPY	94,232,353	Citibank N.A.	11/10/15	USD	826,581	54,978
JPY	229,154,000	Citibank N.A.	11/12/15	USD	2,016,562	140,097
JPY	8,128,806,420	Goldman Sachs & Co.	11/12/15	USD	67,864,472	1,300,440
JPY	157,477,000	HSBC Bank plc	11/12/15	USD	1,380,439	90,913
JPY	92,567,000	JPMorgan Chase Bank N.A.	11/12/15	USD	813,333	55,333

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	119,300,000	Morgan Stanley & Co.	11/16/15	USD	1,040,331	$63,341
JPY	93,849,000	Standard Chartered Bank	11/16/15	USD	819,771	51,208
JPY	8,630,050	Bank of America N.A.	11/18/15	USD	72,711	2,034
JPY	306,357,000	Deutsche Bank AG	11/18/15	USD	2,641,464	132,490
JPY	379,208,000	Citibank N.A.	11/19/15	USD	3,274,539	168,870
JPY	425,961,000	Citibank N.A.	11/20/15	USD	3,675,246	186,601
JPY	79,941,000	HSBC Bank plc	11/24/15	USD	683,841	29,064
JPY	693,100,000	HSBC Bank plc	12/09/15	USD	5,535,721	(143,109)
JPY	929,100,000	Deutsche Bank AG	12/21/15	USD	7,953,261	338,843
JPY	930,530,000	HSBC Bank plc	12/21/15	USD	7,956,648	330,511
JPY	383,980,000	Barclays Bank plc	12/22/15	USD	3,247,408	100,441
JPY	599,020,000	Citibank N.A.	12/22/15	USD	5,073,001	163,642
JPY	296,207,000	Deutsche Bank AG	01/07/16	USD	2,486,961	58,500
JPY	174,225,000	Goldman Sachs & Co.	01/08/16	USD	1,471,309	42,886
JPY	44,450,000	Citibank N.A.	01/14/16	USD	374,928	10,442
JPY	133,330,000	Standard Chartered Bank	01/14/16	USD	1,131,642	38,346
JPY	554,560,000	Barclays Bank plc	01/15/16	USD	4,719,941	172,481
JPY	360,500,000	JPMorgan Chase Bank N.A.	01/15/16	USD	3,056,743	100,599
JPY	55,370,000	JPMorgan Chase Bank N.A.	01/20/16	USD	476,553	22,457
JPY	359,980,000	Goldman Sachs & Co.	01/27/16	USD	3,077,410	124,668
JPY	2,961,408,150	Deutsche Bank AG	01/28/16	USD	25,335,000	1,043,408
JPY	443,025,359	HSBC Bank plc	01/28/16	USD	3,785,975	151,964
JPY	342,205,982	Deutsche Bank AG	01/29/16	USD	2,918,950	111,863
JPY	133,761,000	Goldman Sachs & Co.	02/12/16	USD	1,135,059	37,454
JPY	164,870,000	HSBC Bank plc	02/12/16	USD	1,399,587	46,712
JPY	164,783,000	JPMorgan Chase Bank N.A.	02/12/16	USD	1,398,879	46,717
JPY	218,400,000	Citibank N.A.	02/16/16	USD	1,837,008	44,705
JPY	109,360,000	JPMorgan Chase Bank N.A.	02/16/16	USD	922,889	25,424
JPY	156,373,020	Goldman Sachs & Co.	02/17/16	USD	1,325,993	42,685
JPY	196,520,000	JPMorgan Chase Bank N.A.	02/17/16	USD	1,663,471	50,688
JPY	54,700,000	Barclays Bank plc	02/25/16	USD	463,473	14,478
JPY	144,240,000	HSBC Bank plc	02/25/16	USD	1,222,725	38,758
JPY	468,190,000	Barclays Bank plc	02/26/16	USD	3,944,480	101,337
JPY	36,614,000	Deutsche Bank AG	02/29/16	USD	309,920	9,352
JPY	338,400,000	JPMorgan Chase Bank N.A.	03/03/16	USD	2,855,756	77,590
JPY	159,900,000	HSBC Bank plc	03/04/16	USD	1,345,110	32,346
JPY	578,374,700	Barclays Bank plc	03/09/16	USD	4,849,452	100,468
JPY	109,701,956	Citibank N.A.	03/16/16	USD	913,271	12,365
JPY	465,903,000	Citibank N.A.	03/22/16	USD	3,873,616	46,915
JPY	200,950,000	Morgan Stanley & Co.	03/22/16	USD	1,670,491	19,985
JPY	160,844,000	Deutsche Bank AG	03/24/16	USD	1,339,585	18,427
JPY	250,376,450	Barclays Bank plc	03/28/16	USD	2,113,666	56,895
JPY	100,800,000	Citibank N.A.	04/13/16	USD	843,769	15,355
JPY	177,260,000	Barclays Bank plc	04/18/16	USD	1,496,939	39,923
JPY	627,180,000	JPMorgan Chase Bank N.A.	04/21/16	USD	5,318,781	163,104
JPY	106,500,000	JPMorgan Chase Bank N.A.	04/21/16	USD	903,201	27,727
JPY	796,134,720	Deutsche Bank AG	05/13/16	USD	6,687,960	138,977
JPY	791,049,590	Morgan Stanley & Co.	05/13/16	USD	6,649,096	141,944
JPY	8,617,300	Citibank N.A.	05/18/16	USD	72,880	1,983
JPY	8,604,125	Bank of America N.A.	05/19/16	USD	72,344	1,553
JPY	8,627,500	Barclays Bank plc	05/19/16	USD	72,524	1,542
JPY	8,634,400	HSBC Bank plc	05/19/16	USD	72,935	1,895
JPY	275,190,000	JPMorgan Chase Bank N.A.	05/20/16	USD	2,317,068	52,875
JPY	462,800,000	Citibank N.A.	06/08/16	USD	3,756,625	(53,402)
JPY	596,690,000	Barclays Bank plc	06/10/16	USD	4,805,196	(107,391)
JPY	895,640,000	Citibank N.A.	06/10/16	USD	7,218,537	(155,323)
JPY	635,480,000	HSBC Bank plc	06/10/16	USD	5,126,286	(105,661)

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	210,400,000	Deutsche Bank AG	06/13/16	USD	1,708,541	$(23,855)
JPY	588,770,000	JPMorgan Chase Bank N.A.	06/13/16	USD	4,776,399	(71,429)
JPY	119,465,000	Citibank N.A.	06/16/16	USD	974,024	(9,721)
JPY	248,300,000	JPMorgan Chase Bank N.A.	06/16/16	USD	2,023,511	(21,136)
JPY	930,710,000	Deutsche Bank AG	06/22/16	USD	7,616,285	(49,141)
JPY	811,652,000	Barclays Bank plc	06/30/16	USD	6,619,651	(66,848)
MXN	25,000,000	HSBC Bank plc	10/07/15	USD	1,627,223	47,378
MYR	6,890,000	JPMorgan Chase Bank N.A.	07/02/15	USD	1,907,266	81,133
MYR	3,409,400	Deutsche Bank AG	07/08/15	USD	943,935	40,725
MYR	4,429,000	JPMorgan Chase Bank N.A.	07/31/15	USD	1,223,177	52,007
MYR	7,165,900	JPMorgan Chase Bank N.A.	08/27/15	USD	1,975,165	83,986
MYR	13,558,531	JPMorgan Chase Bank N.A.	10/16/15	USD	3,723,746	158,086
MYR	3,043,000	JPMorgan Chase Bank N.A.	10/20/15	USD	835,507	35,444
MYR	4,132,000	Deutsche Bank AG	10/26/15	USD	1,134,728	48,743
MYR	2,837,000	JPMorgan Chase Bank N.A.	10/30/15	USD	778,433	32,984
MYR	2,742,080	Deutsche Bank AG	11/19/15	USD	751,811	32,177
MYR	1,328,000	JPMorgan Chase Bank N.A.	01/11/16	USD	362,574	15,140
SGD	7,880,000	JPMorgan Chase Bank N.A.	07/27/15	USD	5,850,254	1,798

Cross Currency Contracts to Buy
HUF	388,774,000	JPMorgan Chase Bank N.A.	09/23/15	EUR	1,235,655	(6,936)
HUF	311,219,000	JPMorgan Chase Bank N.A.	09/25/15	EUR	988,091	(4,417)
IDR	40,930,000,000	JPMorgan Chase Bank N.A.	06/23/16	AUD	3,720,909	14,787
IDR	17,930,000,000	JPMorgan Chase Bank N.A.	06/24/16	AUD	1,633,415	3,579
MYR	116,701,051	JPMorgan Chase Bank N.A.	07/14/15	EUR	27,180,867	593,946
MYR	48,436,950	JPMorgan Chase Bank N.A.	10/08/15	JPY	1,581,287,200	(194,696)
MYR	44,900,000	JPMorgan Chase Bank N.A.	10/13/15	JPY	1,449,179,828	(49,179)
MYR	10,283,480	Deutsche Bank AG	10/15/15	EUR	2,599,372	(197,822)
PLN	39,200,000	Deutsche Bank AG	07/07/15	EUR	9,263,198	96,544
PLN	4,666,000	Deutsche Bank AG	07/09/15	EUR	1,118,542	(6,370)
PLN	4,666,000	Deutsche Bank AG	07/13/15	EUR	1,117,551	(5,465)
PLN	4,666,000	Barclays Bank plc	07/13/15	EUR	1,121,536	(9,908)
PLN	5,956,000	Morgan Stanley & Co.	07/16/15	EUR	1,433,571	(15,031)
PLN	35,870,000	Deutsche Bank AG	08/19/15	EUR	8,416,237	138,957

Net Unrealized Appreciation						$36,217,888

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Receive	3M LIBOR	3.018%	08/22/23	JPMorgan Chase Bank N.A.	USD	26,870,000	$(1,532,853)	$—	$(1,532,853)
Receive	3M LIBOR	3.848%	08/22/43	JPMorgan Chase Bank N.A.	USD	15,360,000	(2,883,197)	—	(2,883,197)

Totals							$(4,416,050)	$—	$(4,416,050)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	0.926%	10/17/17	USD	74,980,000	$132,467
Receive	3M LIBOR	1.817%	02/03/25	USD	8,640,000	452,490
Receive	3M LIBOR	1.914%	01/22/25	USD	35,110,000	1,522,071

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	1.937%	01/29/25	USD	6,480,000	$269,197
Receive	3M LIBOR	1.942%	01/30/25	USD	5,480,000	225,735
Receive	3M LIBOR	1.970%	01/23/25	USD	43,890,000	1,691,143
Receive	3M LIBOR	1.973%	01/27/25	USD	25,900,000	993,148
Receive	3M LIBOR	2.731%	07/07/24	USD	14,050,000	(435,707)

Net Unrealized Appreciation						$4,850,544

Cash in the amount of $19,020,606 and securities in the amount of $3,872,421 have been deposited in segregated accounts held by the counterparties as collateral for forward foreign exchange contracts and OTC swap contracts.

(AUD)—	Australian Dollar
(CLP)—	Chilean Peso
(EUR)—	Euro
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PLN)—	Polish Zloty
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$1,038,750,583	$—	$1,038,750,583
Short-Term Investments
Discount Note	—	81,750,000	—	81,750,000
Mutual Fund	23,876,270	—	—	23,876,270
Repurchase Agreement	—	303,321,469	—	303,321,469
Total Short-Term Investments	23,876,270	385,071,469	—	408,947,739
Total Investments	$23,876,270	$1,423,822,052	$—	$1,447,698,322

Collateral for securities loaned (Liability)	$—	$(23,876,270)	$—	$(23,876,270)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$53,104,870	$—	$53,104,870
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(16,886,982)	—	(16,886,982)
Total Forward Contracts	$—	$36,217,888	$—	$36,217,888
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$5,286,251	$—	$5,286,251
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(435,707)	—	(435,707)
Total Centrally Cleared Swap Contracts	$—	$4,850,544	$—	$4,850,544
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(4,416,050)	$—	$(4,416,050)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,144,376,853
Repurchase Agreement	303,321,469
Cash denominated in foreign currencies (c)	33,849,696
Cash collateral for centrally cleared swap contracts	8,294,068
Unrealized appreciation on forward foreign currency exchange contracts	53,104,870
Receivable for:
Fund shares sold	9,901
Dividends and interest	11,450,103
Interest on OTC swap contracts	12,637
Variation margin on centrally cleared swap contracts	121,340

Total Assets	1,554,540,937
Liabilities
OTC swap contracts at market value	4,416,050
Unrealized depreciation on forward foreign currency exchange contracts	16,886,982
Collateral for securities loaned	23,876,270
Payables for:
Investments purchased	62,447,097
Fund shares redeemed	126,389
Foreign taxes	500,435
Interest on OTC swap contracts	498,485
Accrued expenses:
Management fees	715,168
Distribution and service fees	13,079
Deferred trustees’ fees	76,247
Other expenses	734,331

Total Liabilities	110,290,533

Net Assets	$1,444,250,404

Net assets consist of:
Paid in surplus	$1,523,795,361
Distributions in excess of net investment income	(72,955,467)
Accumulated net realized gain	53,249,459
Unrealized depreciation on investments, swap contracts and foreign currency transactions (d)	(59,838,949)

Net Assets	$1,444,250,404

Net Assets
Class A	$1,381,124,537
Class B	63,125,867
Capital Shares Outstanding*
Class A	133,363,925
Class B	6,131,239
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.36
Class B	10.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,240,206,009.
(b)	Includes securities loaned at value of $22,364,691.
(c)	Identified cost of cash denominated in foreign currencies was $33,898,518.
(d)	Includes foreign capital gains tax of $500,435

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Interest (a)	$25,193,119
Securities lending income	98,597

Total investment income	25,291,716
Expenses
Management fees	4,340,975
Administration fees	17,048
Custodian and accounting fees	745,443
Distribution and service fees—Class B	80,139
Audit and tax services	48,435
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	24,549
Insurance	4,574
Miscellaneous	7,558

Total expenses	5,302,711

Net Investment Income	19,989,005

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(27,939,392)
Swap contracts	(1,985,997)
Foreign currency transactions	87,459,176

Net realized gain	57,533,787

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(38,877,994)
Swap contracts	5,878,149
Foreign currency transactions	(46,307,821)

Net change in unrealized depreciation	(79,307,666)

Net realized and unrealized loss	(21,773,879)

Net Decrease in Net Assets From Operations	$(1,784,874)

(a)	Net of foreign withholding taxes of $1,062,233.
(b)	Includes change in foreign capital gains tax of $103,156.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,989,005	$36,324,641
Net realized gain	57,533,787	2,240,462
Net change in unrealized depreciation	(79,307,666)	(19,339,966)

Increase (decrease) in net assets from operations	(1,784,874)	19,225,137

From Distributions to Shareholders
Net investment income
Class A	(113,703,758)	(60,444,741)
Class B	(5,086,439)	(3,157,552)
Net realized capital gains
Class A	(2,445,242)	0
Class B	(113,032)	0

Total distributions	(121,348,471)	(63,602,293)

Increase in net assets from capital share transactions	122,699,790	167,260,154

Total increase (decrease) in net assets	(433,555)	122,882,998

Net Assets
Beginning of period	1,444,683,959	1,321,800,961

End of period	$1,444,250,404	$1,444,683,959

Accumulated undistributed net investment income (loss)
End of period	$(72,955,467)	$25,845,725

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,697,030	$19,284,554	13,374,366	$151,454,777
Reinvestments	11,200,482	116,149,000	5,387,232	60,444,741
Redemptions	(1,496,499)	(17,034,730)	(3,534,727)	(40,475,497)

Net increase	11,401,013	$118,398,824	15,226,871	$171,424,021

Class B
Sales	360,288	$4,049,407	419,298	$4,797,172
Reinvestments	504,313	5,199,471	282,935	3,157,552
Redemptions	(440,902)	(4,947,912)	(1,059,442)	(12,118,591)

Net increase (decrease)	423,699	$4,300,966	(357,209)	$(4,163,867)

Increase derived from capital shares transactions		$122,699,790		$167,260,154

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.32		$11.72	$11.88	$11.54	$12.45	$11.02

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.30	0.43	0.43	0.50	0.49
Net realized and unrealized gain (loss) on investments	(0.17)		(0.14)	(0.28)	1.15	(0.47)	1.03

Total from investment operations	(0.01)		0.16	0.15	1.58	0.03	1.52

Less Distributions
Distributions from net investment income	(0.93)		(0.56)	(0.26)	(1.24)	(0.92)	(0.09)
Distributions from net realized capital gains	(0.02)		0.00	(0.05)	0.00	(0.02)	(0.00	)(b)

Total distributions	(0.95)		(0.56)	(0.31)	(1.24)	(0.94)	(0.09)

Net Asset Value, End of Period	$10.36		$11.32	$11.72	$11.88	$11.54	$12.45

Total Return (%) (c)	(0.10	)(d)	1.41	1.27	14.64	(0.06)	13.73

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.72	(e)	0.73	0.72	0.73	0.74	0.73
Ratio of net investment income to average net assets (%)	2.77	(e)	2.56	3.69	3.78	4.09	4.18
Portfolio turnover rate (%)	23	(d)	28	37	35	46	18
Net assets, end of period (in millions)	$1,381.1		$1,380.5	$1,251.2	$1,048.6	$926.3	$747.3

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.24		$11.64	$11.80	$11.48	$12.41	$11.00

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.26	0.40	0.40	0.46	0.46
Net realized and unrealized gain (loss) on investments	(0.16)		(0.13)	(0.27)	1.14	(0.46)	1.03

Total from investment operations	(0.02)		0.13	0.13	1.54	0.00	1.49

Less Distributions
Distributions from net investment income	(0.90)		(0.53)	(0.24)	(1.22)	(0.91)	(0.08)
Distributions from net realized capital gains	(0.02)		0.00	(0.05)	0.00	(0.02)	(0.00	)(b)

Total distributions	(0.92)		(0.53)	(0.29)	(1.22)	(0.93)	(0.08)

Net Asset Value, End of Period	$10.30		$11.24	$11.64	$11.80	$11.48	$12.41

Total Return (%) (c)	(0.19	)(d)	1.14	1.04	14.29	(0.33)	13.54

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.97	(e)	0.98	0.97	0.98	0.99	0.98
Ratio of net investment income to average net assets (%)	2.53	(e)	2.31	3.44	3.53	3.81	3.86
Portfolio turnover rate (%)	23	(d)	28	37	35	46	18
Net assets, end of period (in millions)	$63.1		$64.2	$70.6	$76.3	$67.3	$46.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across

MIST-20

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

MIST-21

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $303,321,469, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

MIST-22

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of

MIST-23

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			OTC swap contracts at market value (a)	$4,416,050
	Unrealized appreciation on centrally cleared swap contracts (b)*	$5,286,251	Unrealized depreciation on centrally cleared swap contracts (b)*	435,707
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	53,104,870	Unrealized depreciation on forward foreign currency exchange contracts	16,886,982

Total		$58,391,121		$21,738,739

(a)	Excludes OTC swap interest receivable of $12,637 and OTC swap interest payable of $498,485.
(b)	Financial instrument not subject to a master netting agreement.
*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

MIST-24

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Bank of America N.A.	$220,607	$(220,607)	$—		$—
Barclays Bank plc	9,740,862	(452,396)	(9,288,466	)(1)	—
Citibank N.A.	4,209,823	(1,718,919)	(2,490,904	)(1)	—
Deutsche Bank AG	11,044,174	(4,042,397)	—		7,001,777
Goldman Sachs & Co.	3,251,779	(26,811)	(3,224,968	)(1)	—
HSBC Bank plc	5,551,646	(5,500,827)	—		50,819
JPMorgan Chase Bank N.A.	13,501,182	(8,666,866)	(2,163,652	)(1)	2,670,664
Morgan Stanley & Co.	2,925,603	(417,602)	—		2,508,001
Standard Chartered Bank	938,813	(191,906)	(740,000	)(1)	6,907
UBS AG	1,720,381	—	—		1,720,381

	$53,104,870	$(21,238,331)	$(17,907,990)		$13,958,549

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$285,308	$(220,607)	$—	$64,701
Barclays Bank plc	452,396	(452,396)	—	—
Citibank N.A.	1,718,919	(1,718,919)	—	—
Deutsche Bank AG	4,042,397	(4,042,397)	—	—
Goldman Sachs & Co.	26,811	(26,811)	—	—
HSBC Bank plc	5,500,827	(5,500,827)	—	—
JPMorgan Chase Bank N.A.	8,666,866	(8,666,866)	—	—
Morgan Stanley & Co.	417,602	(417,602)	—	—
Standard Chartered Bank	191,906	(191,906)	—	—

	$21,303,032	$(21,238,331)	$—	$64,701

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(1)	Collateral was received into a segregated account in the counterparty’s name at the custodian.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$90,011,084	$90,011,084
Swap contracts	(1,985,997)	—	(1,985,997)

	$(1,985,997)	$90,011,084	$88,025,087

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(46,561,471)	$(46,561,471)
Swap contracts	5,878,149	—	5,878,149

	$5,878,149	$(46,561,471)	$(40,683,322)

MIST-25

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,479,593,915
Swap contracts	256,760,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

MIST-26

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$175,117,810	$0	$210,225,884

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$4,340,975	0.600%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

MIST-27

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$63,602,293	$26,818,418	$—	$5,358,477	$63,602,293	$32,176,895

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$118,597,789	$2,430,024	$(77,372,001)	$—	$43,655,812

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized $2,828,709 of capital loss carryforwards.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-28

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the MetLife Asset Allocation 100 Portfolio returned 3.95% and 3.77%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 3.65%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets started 2015 with a gloomy sentiment driven by concerns over a World Bank report which revised down global growth, particularly in Europe, China, and Japan. Oil prices continued to plunge with another 11% drop in January. Political turmoil in Greece and disappointing earnings reports from a number of financial and industrial companies added selling pressure to the stock markets. Entering February, oil prices seem to have stabilized and news out of Greece appeared to reassure investors. Further supported by notable merger and acquisition (“M&A”) activity, the market reversed course, and gradually climbed up. Equity markets delivered strong returns broadly in the month of February. In March, the market experienced some whipsaws, and ended the month modestly lower. The next two months were relatively calm with the S&P 500 Index slowly edging up, bolstered by positive surprises on the corporate earnings front as well as strengthening job and housing markets. However, the gain was largely erased in June as the Greece debt crisis intensified. As it became clear that Greece would default on its payment due on June 30 to the International Monetary Fund (IMF), global equity markets tumbled on June 29. Major equity indices witnessed their largest one-day decline in many months.

The U.S. stock market, as measured by the S&P 500 Index, scored a 1.2% gain over the six month period. Despite a relatively benign return for the broader market, there was a dispersion of returns for the various industry sectors. Supported by rising M&A activity, the Health Care sector turned out to be best performing sector during the first half of 2015 with an impressive 9.6% return. On the other end of the spectrum, Utility stocks suffered a double digit loss, under the pressure of potential interest rates hikes. Small cap stocks, represented by the Russell 2000 Index, outpaced their large cap counterparts, advancing 4.8%. Most of the outperformance occurred in the first quarter of the year, during which a stronger dollar put a great amount of pressure on large cap stocks. Stocks with a growth orientation notably outperformed value stocks across market cap segments. Equity markets outside the U.S. in general performed better than domestic markets, bolstered by easing monetary policies implemented by a number of central banks including the European Central Bank, the Bank of Japan and the People’s Bank of China. The MSCI EAFE Index and MSCI Emerging Markets Index gained 5.5% and 2.9% in U.S. dollar terms, respectively.

Within the fixed income world, U.S. Treasury yields dropped further in the first quarter of 2015, continuing the declining trend from 2014, before reversing course in the second quarter. The 10-year Treasury yield stood at 2.35% at the end of June, compared to 2.17% at the end of 2014. With respect to the shape of the yield curve, the flattening that took place in the first quarter was more or less offset by steepening in the second quarter. As a result, the overall Barclays Treasury Index moved little over the course of the six month period. For the spread sectors, while Agency and Mortgage-Backed Securities modestly outperformed Treasuries, Investment Grade Corporates trailed. For the broad market, the Barclays U.S. Aggregate Bond Index gave up 0.1% during the reporting period. The Barclays High Yield Index, on the other hand, delivered a positive return of 2.5%. Bonds issued outside the U.S. on average were slightly down in local terms. As major currencies weakened relative to the U.S. dollar, the Barclays Global Aggregate ex-U.S. Index lost 5.4% in dollar terms.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 100 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 100% to equities, although we expect that some residual cash will be held by the underlying portfolios.

Over the six month period, the Portfolio outpaced the Dow Jones Aggressive Index due largely to strong security selection in underlying portfolios.

The domestic equity portfolios in aggregate contributed strongly to performance. Due to the “growth of capital” investment objective, the MetLife Asset Allocation 100 Portfolio is positioned more towards growth oriented portfolios, which served as a tailwind during the six month period, as growth stocks significantly outperformed their value counterparts. Positive contributions produced by growth oriented portfolios outweighed a negative impact from value portfolios. On the positive side, the Jennison Growth and T. Rowe Price Large Cap Growth Portfolios were among the top contributors. In addition to benefiting from a growth investing style, both portfolios added more value from strong stock selection and to a lesser extent, sector allocation. The Jennison Growth Portfolio outperformed its growth benchmark by a wide margin. From a stock selection perspective, the portfolio’s larger position sizes in Netflix and Amazon were exceedingly helpful, as both stocks posted strong returns. From a sector allocation perspective, an overweight to the Health Care and Consumer Discretionary sectors combined with an underweight to the Industrials sector added meaningful outperformance to the portfolio. For the T. Rowe Price Large Cap Growth Portfolio, holdings in Amazon and Netflix were also the top performers in its Consumer Discretionary sector. Contributing further were a number of bio pharmaceutical stocks which posted very strong returns during the reporting period. Sector decisions played a smaller role in this portfolio. On the negative side, the T. Rowe Price Large Cap Value and WMC Core Equity Opportunities Portfolios were among the top detractors, due largely to the value style headwind. The T. Rowe Price Large Cap Value Portfolio’s relative return was also held back by its Health Care sector, where both stock selection and an

MIST-1

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

underweight position to the strong performing sector proved to be detrimental. The WMC Core Equity Opportunities Portfolio’s focus on dividend growing companies was not rewarded by the market during the six month period. Stock selection in the Health Care and Consumer Staples sectors detracted from relative return.

Among equity portfolios that invest outside the U.S., the Met/Dimensional International Small Company Portfolio was the top contributor, as small cap stocks noticeably outperformed large cap stocks worldwide. The Oppenheimer Global Equity Portfolio was another positive contributor, bolstered by strong stock selection within the Information Technology and Health Care sectors. MFS Research International Portfolio contributed positively as well. Strong stock selection across a broad group of companies in the Financials sector was a primary driver of performance, which accounted for nearly two thirds of the portfolio’s outperformance relative to its benchmark. The Baillie Gifford International Stock Portfolio’s strong relative performance was driven largely by solid stock selection in Hong Kong and the U.K. The portfolio’s holding in Hong Kong Exchanges and Clearing contributed significantly to performance as the new Shanghai-Hong Kong Stock Connect, which allows offshore investors access to the China A-Share market, was viewed by the market as a ground-breaking milestone in the development of the capital markets of Hong Kong and China. Conversely, the Clarion Global Real Estate Portfolio weighed on performance due to the Real Estate asset class being under pressure from the prospect of rising long-term interest rates as well as uncertainty surrounding Greece’s debt crisis. As oil prices continued to decline in the first quarter of the year, energy stocks underperformed the broader equity market during the six month period. In fact, the Energy sector was the second lowest performing sector during this period. As a result, the Van Eck Global Natural Resources Portfolio detracted from the overall performance even though the portfolio outpaced its asset class benchmark.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
MetLife Asset Allocation 100 Portfolio
Class A	3.95	3.65	14.61	6.48
Class B	3.77	3.41	14.32	6.19
Dow Jones Aggressive Index	3.65	3.43	14.41	8.18

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Jennison Growth Portfolio (Class A)	6.1
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.1
ClearBridge Aggressive Growth Portfolio (Class A)	6.0
MFS Value Portfolio (Class A)	5.1
Invesco Comstock Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	5.0
WMC Core Equity Opportunities Portfolio (Class A)	5.0
Met/Dimensional International Small Company Portfolio (Class A)	4.5
Harris Oakmark International Portfolio (Class A)	4.5
BlackRock Capital Appreciation Portfolio (Class A)	4.0

MIST-3

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.77%	$1,000.00	$1,039.50	$3.89
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B(a)	Actual	1.02%	$1,000.00	$1,037.70	$5.15
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	5,970,122	$62,745,985
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,987,874	72,398,362
BlackRock Large Cap Value Portfolio (Class A) (a)	6,869,251	63,403,185
Clarion Global Real Estate Portfolio (Class A) (b)	4,565,581	52,641,145
ClearBridge Aggressive Growth Portfolio (Class A) (b)	6,538,413	108,014,577
Frontier Mid Cap Growth Portfolio (Class A) (a)	754,844	27,242,323
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	2,188,557	26,875,475
Harris Oakmark International Portfolio (Class A) (b)	5,414,588	80,190,053
Invesco Comstock Portfolio (Class A) (b)	6,053,941	90,445,875
Invesco Mid Cap Value Portfolio (Class A) (b)	893,120	18,166,053
Invesco Small Cap Growth Portfolio (Class A) (b)	2,743,704	45,380,863
Jennison Growth Portfolio (Class A) (a)	7,293,883	108,970,614
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,973,216	32,498,871
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	2,292,570	32,760,830
Met/Artisan International Portfolio (Class A) (b)	5,847,656	60,640,196
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	151,466	35,894,352
Met/Dimensional International Small Company Portfolio (Class A) (a)	6,089,153	81,290,191
MetLife Small Cap Value Portfolio (Class A) (b)	2,385,886	32,615,064
MFS Emerging Markets Equity Portfolio (Class A) (b)	6,379,437	60,477,060
MFS Research International Portfolio (Class A) (b)	4,707,637	53,619,987
MFS Value Portfolio (Class A) (a)	5,914,784	90,496,195
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	1,061,415	18,001,595
Neuberger Berman Genesis Portfolio (Class A) (a)	1,538,428	29,045,518
Oppenheimer Global Equity Portfolio (Class A) (b)	1,637,905	35,706,327
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,957,531	108,817,812
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,579,472	89,817,207
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,364,418	27,214,446
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,163,671	27,311,351
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,050,014	67,276,152

Affiliated Investment Companies—(Continued)
WMC Core Equity Opportunities Portfolio (Class A) (a)	3,238,438	88,927,506
WMC Large Cap Research Portfolio (Class A) (b)	4,566,118	63,469,041

Total Mutual Funds (Cost $1,652,212,215)		1,792,354,211

Total Investments—100.0% (Cost $1,652,212,215) (d)		1,792,354,211
Other assets and liabilities (net)—0.0%		(514,966)

Net Assets—100.0%		$1,791,839,245

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of June 30, 2015, the aggregate cost of investments was $1,652,212,215. The aggregate unrealized appreciation and depreciation of investments were $188,394,163 and $(48,252,167), respectively, resulting in net unrealized appreciation of $140,141,996.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,792,354,211	$—	$—	$1,792,354,211
Total Investments	$1,792,354,211	$—	$—	$1,792,354,211

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Affiliated investments at value (a)	$1,792,354,211
Receivable for:
Investments sold	362,402
Fund shares sold	168,611

Total Assets	1,792,885,224
Liabilities
Payables for:
Fund shares redeemed	531,015
Accrued expenses:
Management fees	105,897
Distribution and service fees	242,567
Deferred trustees’ fees	119,529
Other expenses	46,971

Total Liabilities	1,045,979

Net Assets	$1,791,839,245

Net assets consist of:
Paid in surplus	$1,452,758,588
Undistributed net investment income	21,329,059
Accumulated net realized gain	177,609,602
Unrealized appreciation on affiliated investments	140,141,996

Net Assets	$1,791,839,245

Net Assets
Class A	$634,464,749
Class B	1,157,374,496
Capital Shares Outstanding*
Class A	47,618,132
Class B	87,136,034
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.32
Class B	13.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,652,212,215.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$23,723,462

Total investment income	23,723,462
Expenses
Management fees	639,085
Administration fees	11,024
Custodian and accounting fees	12,843
Distribution and service fees—Class B	1,467,544
Audit and tax services	14,766
Legal	14,284
Trustees’ fees and expenses	19,698
Miscellaneous	4,199

Total expenses	2,183,443

Net Investment Income	21,540,019

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	35,384,121
Capital gain distributions from Affiliated Underlying Portfolios	176,733,942

Net realized gain	212,118,063

Net change in unrealized depreciation on affiliated investments	(164,084,878)

Net realized and unrealized gain	48,033,185

Net Increase in Net Assets From Operations	$69,573,204

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,540,019	$12,618,266
Net realized gain	212,118,063	206,048,396
Net change in unrealized depreciation	(164,084,878)	(126,655,012)

Increase in net assets from operations	69,573,204	92,011,650

From Distributions to Shareholders
Net investment income
Class A	(9,604,709)	(5,957,726)
Class B	(14,648,605)	(8,551,799)
Net realized capital gains
Class A	(46,539,182)	0
Class B	(85,330,126)	0

Total distributions	(156,122,622)	(14,509,525)

Increase (decrease) in net assets from capital share transactions	77,733,402	(145,510,433)

Total decrease in net assets	(8,816,016)	(68,008,308)

Net Assets
Beginning of period	1,800,655,261	1,868,663,569

End of period	$1,791,839,245	$1,800,655,261

Undistributed net investment income
End of period	$21,329,059	$24,042,354

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	525,253	$7,598,055	1,212,369	$16,611,001
Reinvestments	4,143,461	56,143,891	451,343	5,957,726
Redemptions	(2,060,971)	(29,694,145)	(4,686,992)	(64,293,621)

Net increase (decrease)	2,607,743	$34,047,801	(3,023,280)	$(41,724,894)

Class B
Sales	1,606,673	$23,109,948	5,347,753	$72,593,786
Reinvestments	7,400,350	99,978,731	649,339	8,551,799
Redemptions	(5,519,933)	(79,403,078)	(13,551,678)	(184,931,124)

Net increase (decrease)	3,487,090	$43,685,601	(7,554,586)	$(103,785,539)

Increase (decrease) derived from capital shares transactions		$77,733,402		$(145,510,433)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.03		$13.46	$10.48	$9.03	$9.68	$8.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.12	0.02	0.09	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	0.40		0.58	3.07	1.44	(0.51)	1.33

Total from investment operations	0.58		0.70	3.09	1.53	(0.52)	1.41

Less Distributions
Distributions from net investment income	(0.22)		(0.13)	(0.11)	(0.08)	(0.13)	(0.12)
Distributions from net realized capital gains	(1.07)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.29)		(0.13)	(0.11)	(0.08)	(0.13)	(0.12)

Net Asset Value, End of Period	$13.32		$14.03	$13.46	$10.48	$9.03	$9.68

Total Return (%) (b)	3.95	(c)	5.24	29.77	17.05	(5.57)	16.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.08	(e)	0.08	0.10	0.10	0.10	0.11
Net ratio of expenses to average net assets (%) (d)	0.08	(e)	0.08 (f)	0.10 (f)	0.10 (f)	0.10 (f)	0.10 (f)
Ratio of net investment income (loss) to average net assets (%) (g)	1.23	(e)(h)	0.85	0.15	0.89	(0.08)	0.87
Portfolio turnover rate (%)	6	(c)	17	13	13	23	13
Net assets, end of period (in millions)	$634.5		$631.6	$646.3	$68.5	$56.3	$1.2

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.98		$13.40	$10.43	$8.99	$9.64	$8.37

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.08	0.13	0.07	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.39		0.60	2.93	1.43	(0.60)	1.28

Total from investment operations	0.55		0.68	3.06	1.50	(0.54)	1.37

Less Distributions
Distributions from net investment income	(0.18)		(0.10)	(0.09)	(0.06)	(0.11)	(0.10)
Distributions from net realized capital gains	(1.07)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.25)		(0.10)	(0.09)	(0.06)	(0.11)	(0.10)

Net Asset Value, End of Period	$13.28		$13.98	$13.40	$10.43	$8.99	$9.64

Total Return (%) (b)	3.77	(c)	5.09	29.51	16.74	(5.78)	16.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.33	(e)	0.33	0.35	0.35	0.35	0.36
Net ratio of expenses to average net assets (%) (d)	0.33	(e)	0.33	0.35	0.35	0.35	0.35 (f)
Ratio of net investment income to average net assets (%) (g)	0.96	(e)(h)	0.60	1.07	0.67	0.61	1.02
Portfolio turnover rate (%)	6	(c)	17	13	13	23	13
Net assets, end of period (in millions)	$1,157.4		$1,169.0	$1,222.3	$997.4	$945.4	$798.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser.
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-10

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$231,270,115	$0	$111,374,947

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$639,085	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-11

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Asset Allocation Portfolio, may pay annually up to 0.50% of the average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Asset Allocation Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2015 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
Baillie Gifford International Stock	6,152,045	99,799	(281,722)	5,970,122
BlackRock Capital Appreciation	1,800,228	332,791	(145,145)	1,987,874
BlackRock Large Cap Value	6,522,492	649,033	(302,274)	6,869,251
Clarion Global Real Estate	5,901,439	237,218	(1,573,076)	4,565,581
ClearBridge Aggressive Growth	6,928,014	26,302	(415,903)	6,538,413
Frontier Mid Cap Growth	748,078	92,569	(85,803)	754,844
Goldman Sachs Mid Cap Value	1,711,574	542,555	(65,572)	2,188,557
Harris Oakmark International	4,914,882	652,672	(152,966)	5,414,588
Invesco Comstock	5,834,871	372,476	(153,406)	6,053,941
Invesco Mid Cap Value	907,505	47,035	(61,420)	893,120
Invesco Small Cap Growth	2,359,603	630,150	(246,049)	2,743,704
Jennison Growth	6,765,985	1,099,678	(571,780)	7,293,883
JPMorgan Small Cap Value	1,873,546	192,413	(92,743)	1,973,216
Loomis Sayles Small Cap Growth	2,287,123	296,461	(291,014)	2,292,570
Met/Artisan International	5,232,788	637,709	(22,841)	5,847,656
Met/Artisan Mid Cap Value	134,537	19,907	(2,978)	151,466
Met/Dimensional International Small Company	5,079,046	1,247,431	(237,324)	6,089,153
MetLife Small Cap Value	1,612,268	843,332	(69,714)	2,385,886
MFS Emerging Markets Equity	6,023,856	358,180	(2,599)	6,379,437
MFS Research International	4,698,191	144,848	(135,402)	4,707,637
MFS Value	5,044,370	1,056,280	(185,866)	5,914,784
Morgan Stanley Mid Cap Growth	1,094,549	84	(33,218)	1,061,415
Neuberger Berman Genesis	1,630,080	6,407	(98,059)	1,538,428
Oppenheimer Global Equity	1,302,141	383,720	(47,956)	1,637,905
T. Rowe Price Large Cap Growth	4,457,248	859,285	(359,002)	4,957,531
T. Rowe Price Large Cap Value	2,574,865	49,174	(44,567)	2,579,472
T. Rowe Price Mid Cap Growth	2,231,799	354,665	(222,046)	2,364,418
T. Rowe Price Small Cap Growth	1,192,106	99,245	(127,680)	1,163,671
Van Eck Global Natural Resources	5,197,216	1,075,035	(222,237)	6,050,014
WMC Core Equity Opportunities	2,136,755	1,159,967	(58,284)	3,238,438
WMC Large Cap Research	4,473,695	362,232	(269,809)	4,566,118

MIST-12

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2015
Baillie Gifford International Stock	$480,627	$—	$1,041,082	$62,745,985
BlackRock Capital Appreciation	1,885,215	12,336,567	—	72,398,362
BlackRock Large Cap Value	729,586	4,986,561	1,114,350	63,403,185
Clarion Global Real Estate	4,573,799	—	2,191,022	52,641,145
ClearBridge Aggressive Growth	3,835,967	—	443,182	108,014,577
Frontier Mid Cap Growth	654,340	3,380,618	—	27,242,323
Goldman Sachs Mid Cap Value	183,958	6,606,622	240,420	26,875,475
Harris Oakmark International	1,353,750	7,175,211	2,512,515	80,190,053
Invesco Comstock	963,084	2,938,722	2,734,091	90,445,875
Invesco Mid Cap Value	131,976	839,975	123,299	18,166,053
Invesco Small Cap Growth	2,406,580	10,484,349	64,361	45,380,863
Jennison Growth	3,407,566	16,277,117	295,035	108,970,614
JPMorgan Small Cap Value	205,217	2,761,856	434,108	32,498,871
Loomis Sayles Small Cap Growth	1,154,432	4,227,010	—	32,760,830
Met/Artisan International	13,664	—	447,213	60,640,196
Met/Artisan Mid Cap Value	474,490	4,397,999	416,777	35,894,352
Met/Dimensional International Small Company	1,498,607	12,985,451	1,535,374	81,290,191
MetLife Small Cap Value	657,319	11,507,667	120,100	32,615,064
MFS Emerging Markets Equity	(4,115)	—	1,213,138	60,477,060
MFS Research International	404,754	—	1,551,324	53,619,987
MFS Value	1,688,762	14,008,158	2,438,114	90,496,195
Morgan Stanley Mid Cap Growth	137,962	—	—	18,001,595
Neuberger Berman Genesis	813,556	—	122,177	29,045,518
Oppenheimer Global Equity	100,948	751,562	409,078	35,706,327
T. Rowe Price Large Cap Growth	3,390,179	18,996,356	148,506	108,817,812
T. Rowe Price Large Cap Value	891,926	187,376	1,557,246	89,817,207
T. Rowe Price Mid Cap Growth	705,234	4,135,396	—	27,214,446
T. Rowe Price Small Cap Growth	646,356	2,304,494	36,699	27,311,351
Van Eck Global Natural Resources	422,564	—	325,344	67,276,152
WMC Core Equity Opportunities	1,097,022	30,934,586	1,608,099	88,927,506
WMC Large Cap Research	478,796	4,510,289	600,808	63,469,041

	$35,384,121	$176,733,942	$23,723,462	$1,792,354,211

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$14,509,525	$9,017,814	$—	$—	$14,509,525	$9,017,814

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$24,153,914	$131,688,856	$269,898,865	$—	$425,741,635

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company

MIST-13

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

During the year ended December 31, 2014, the Asset Allocation Portfolio utilized capital loss carryforwards of $45,809,779.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-14

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the MetLife Balanced Plus Portfolio returned -0.38%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

In addition to the European Central Bank’s (the “ECB”) highly anticipated foray into quantitative easing (“QE”), the New Year began with a host of global central banks re-embracing monetary easing. However, the U.S. Federal Reserve (the “Fed”) remained an outlier as officials reiterated their desire to hike rates sometime this year, emphasizing the importance of incoming data. Finally, some trends from 2014 lingered into 2015, including generalized U.S. dollar strength, lower oil prices, and lingering uncertainty as evidenced in the choppiness of risk assets. First quarter gross domestic product (“GDP”) was revised up to show a more modest -0.2% decline; however, nearly every labor market indicator pointed to sustainable growth.

The U.S. economy continued to show signs of strength, as a healthier labor market, improving outlook for spending, and modest rebound in oil prices led to a sell-off in the back-end of Treasuries over the second quarter. After the U.S. dollar’s seemingly unstoppable 25% rally over the prior nine months, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the U.S. dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to prevent deflation with QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid Greek concerns, modest market moves suggested the events in Greece were more noise than news for global financial markets.

While global developed economies showed signs of improvement, financial markets reversed much of their gains from the first quarter amid heightened volatility. In global fixed income markets, the Barclays U.S. Aggregate Bond Index declined, returning -0.10% for the six month period, as most developed market yield curves steepened over the quarter amid a confluence of technical and fundamental factors. In addition, the S&P 500 Index posted continuing sluggish returns of 1.23%. Conversely, Japan’s Nikkei proved a more one-way bet last quarter, rising more than 5%, as optimism for corporate governance reform grew and the first quarter’s GDP data was revised up to 3.9% quarter-on-quarter.

TOTAL PORTFOLIO REVIEW/ PERIOD END POSITIONING

The MetLife Balanced Plus Portfolio is composed of two sleeves. Approximately 70% of the Portfolio’s assets are invested in a variety of underlying Portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) are managed by the Investment Committee of MetLife Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) are designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures.

BASE SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The Base Sleeve Portfolio generated a positive return for investors over the six month period. On a relative basis, performance was ahead of the expected return calculated based on the Base Sleeve’s asset allocation goals. Outperformance was primarily attributable to strong security selection in underlying portfolios.

The underlying domestic equity portfolios produced mixed results. Detractions from value portfolios were more or less offset by contributions from growth portfolios, as growth style noticeably outperformed value style during the six month period. The Base Sleeve intends to stay broadly diversified by maintaining a balance between the two investment styles. On the positive side, the Frontier Mid Cap Growth Portfolio was a notable contributor. In addition to the tailwind from being a growth strategy, the portfolio outpaced its growth benchmark by a wide margin, which was largely driven by solid stock selection, in particular within the Information Technology, Health Care, and Financials sectors. In addition, an overweight position to the best performing Health Care sector also aided performance. The T. Rowe Price Small Cap Growth Portfolio was another positive contributor. Similarly, the portfolio benefited from its growth orientation, which was clearly favored by investors in the past six months. Furthermore, the team’s quantitatively based investment process worked well, especially in the Health Care sector with a number of pharmaceutical stocks being notable outperformers during the reporting period. Conversely, several value oriented portfolios, including the Goldman Sachs Mid Cap Value Portfolio and Met/Artisan Mid Cap Value Portfolio, hindered performance, predominantly due to the stylistic headwind.

Among equity portfolios that invest outside the U.S., the MFS Research International Portfolio was one of the largest contributors to the Base Sleeve’s relative results. Strong stock selection across a broad group of companies in the Financials sector was a primary driver to performance relative to the MSCI EAFE Index, which accounted for nearly two thirds of its outperformance. The Met/Dimensional International Small Company Portfolio also produced a positive contribution as small cap stocks meaningfully outpaced their large cap counterparts within international developed markets. On the negative side, the Clarion Global Real Estate Portfolio weighed on performance due to the Real Estate asset class being under pressure from the prospect of rising long-term interest rates as well as uncertainty surrounding Greece’s debt crisis. As oil prices continued to decline in

MIST-1

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

the first quarter of the year, energy stocks underperformed the broader equity market during the six month period. In fact, the Energy sector was the second lowest performing sector during this period. As a result, the Van Eck Global Natural Resources Portfolio detracted from the overall performance even though the fund outpaced its asset class benchmark.

The fixed income portfolios in aggregate produced a positive contribution, with the Met/Templeton International Bond Portfolio being the top contributor. The portfolio outperformed its benchmark index by more than 5%. The portfolio’s benchmark-unconstrained approach often results in large active positions compared to its benchmark index. A sizable underweight position in the euro and the Japanese yen worked favorably, especially in the first quarter. In addition, select underweighted duration exposures in Europe further added to performance. The fixed income markets experienced some whipsaws during the six month period with respect to the direction of interest rates and the shape of the yield curve. Over the entire period, bonds with longer maturities notably underperformed those with shorter maturities, which helped the Met/Franklin Low Duration Total Return Portfolio achieve a better return than some other broader based fixed income portfolios. The PIMCO Total Return Portfolio was another positive contributor. The portfolio benefited from its currency position (long U.S. dollar) and out-of-benchmark exposures to high yield bonds and non-Agency mortgages as both sectors delivered a stronger return than the Barclays U.S. Aggregate Bond Index. Furthermore, sector and security selection within investment-grade credit also added value.

OVERLAY SLEEVE PORTFOLIO REVIEW

The Portfolio’s Overlay Sleeve maintained a maximum allocation to equities during much of the period as a result of low volatility in financial markets. This equity overweight contributed approximately 40% to overall Portfolio equity exposure and resulted in positive absolute and relative returns, given the outperformance of U.S. equity markets. Equity exposure in the Overlay Sleeve was obtained by purchasing S&P 500 Index futures contracts. Since the performance of the S&P 500 Index futures contracts was substantially similar to that of the underlying securities, PIMCO used these derivatives as risk-neutral and cost-effective substitutes for physical securities.

The Portfolio’s volatility management strategy resulted in an average overweight to equities during the period. However, there were several periods, particularly during the first quarter, in which the Portfolio reduced its equity exposure as a result of higher levels of market volatility. The Portfolio subsequently re-risked as volatility subsided amid improving economic data and stability in the energy markets. Overall, the Portfolio’s exposure to U.S. equities, obtained via equity futures contracts, resulted in negative absolute returns.

On the fixed income collateral front, the Portfolio outperformed its benchmark. An underweight to duration during the first half of the year added to performance as rates rose across intermediate and long-term maturities. Additionally, modest holdings and security selection within select Investment-Grade Corporate and Agency bonds contributed to returns. To diversify its exposure, the collateral portfolio also held small positions within Canadian and Emerging Market Sovereign bonds which also added to returns as yields declined.

In regards to Portfolio positioning, equity exposure in the Overlay Sleeve of the Portfolio ended the period with an overweight exposure to equities as volatility remained contained. The collateral portfolio ended the period with a duration underweight relative to the benchmark. The Portfolio was predominately overweight duration in 10- to 15-year maturities, where we saw attractive opportunities for risk-adjusted returns. The Portfolio has held positions in Corporate, Agency, and Quasi-Sovereign bonds to diversify and enhance the return potential.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Vineer Bhansali

Steve A. Rodosky

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
MetLife Balanced Plus Portfolio
Class B	-0.38	1.80	7.25
Dow Jones Moderate Index	1.64	1.25	6.30

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.8
PIMCO Total Return Portfolio (Class A)	5.8
JPMorgan Core Bond Portfolio (Class A)	5.2
TCW Core Fixed Income Portfolio (Class A)	4.8
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.5
Western Asset Management U.S. Government Portfolio (Class A)	3.5
Harris Oakmark International Portfolio (Class A)	3.5
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.3
Baillie Gifford International Stock Portfolio (Class A)	2.5
Met/Templeton International Bond Portfolio (Class A)	2.5

Top Sectors

% of Net Assets
Mutual Funds	70.7
U.S. Treasury & Government Agencies	20.2
Corporate Bonds & Notes	4.0
Foreign Government	0.4
Municipals	0.3
Mortgage-Backed Securities	0.2
Asset-Backed Securities	0.1

MIST-3

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)(b)	Actual	0.91%	$1,000.00	$996.20	$4.50
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—70.7% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—70.7%
Baillie Gifford International Stock Portfolio (Class A) (a)	26,361,961	$277,064,205
BlackRock Bond Income Portfolio (Class A) (a)	7,155,464	757,978,331
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,537,108	55,981,459
BlackRock High Yield Portfolio (Class A) (b)	14,637,386	112,561,499
Clarion Global Real Estate Portfolio (Class A) (b)	8,453,739	97,471,614
ClearBridge Aggressive Growth Portfolio (Class A) (b)	3,352,169	55,377,832
Frontier Mid Cap Growth Portfolio (Class A) (a)	4,632,297	167,179,616
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	13,461,758	165,310,385
Harris Oakmark International Portfolio (Class A) (b)	26,054,331	385,864,635
Invesco Comstock Portfolio (Class A) (b)	3,726,760	55,677,797
Invesco Small Cap Growth Portfolio (Class A) (b)	5,129,500	84,841,922
Jennison Growth Portfolio (Class A) (a)	4,527,568	67,641,863
JPMorgan Core Bond Portfolio (Class A) (b)	56,882,811	582,479,988
JPMorgan Small Cap Value Portfolio (Class A) (b)	5,117,841	84,290,848
Met/Artisan International Portfolio (Class A) (b)	21,236,983	220,227,519
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	697,625	165,323,084
Met/Dimensional International Small Company Portfolio (Class A) (a)	11,728,231	156,571,879
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	16,631,827	168,480,408
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	40,229,010	391,025,981
Met/Templeton International Bond Portfolio (Class A) (b)	26,690,457	276,513,130
MetLife Small Cap Value Portfolio (Class A) (b)	8,241,998	112,668,119
MFS Emerging Markets Equity Portfolio (Class A) (b)	16,163,049	153,225,702
MFS Research International Portfolio (Class A) (b)	24,257,005	276,287,286
MFS Value Portfolio (Class A) (a)	3,647,380	55,804,911
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	3,155,337	53,514,520
Neuberger Berman Genesis Portfolio (Class A) (a)	4,184,057	78,995,001
Oppenheimer Global Equity Portfolio (Class A) (b)	5,088,796	110,935,754
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	23,028,317	220,841,557
PIMCO Total Return Portfolio (Class A) (b)	56,701,070	642,990,138
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,589,943	55,361,829

Affiliated Investment Companies—(Continued)
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	7,827,768	90,097,615
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	4,827,458	113,300,438
TCW Core Fixed Income Portfolio (Class A) (b) (c)	54,307,503	538,187,352
Van Eck Global Natural Resources Portfolio (Class A) (a)	13,331,581	148,247,184
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	28,559,927	366,138,264
Western Asset Management U.S. Government Portfolio (Class A) (a)	32,792,785	389,906,214
WMC Core Equity Opportunities Portfolio (Class A) (a)	2,005,843	55,080,453
WMC Large Cap Research Portfolio (Class A) (b)	4,023,783	55,930,585

Total Mutual Funds (Cost $7,918,881,608)		7,845,376,917

U.S. Treasury & Government Agencies—20.2%

Federal Agencies—1.6%
Federal Home Loan Mortgage Corp. 1.750%, 05/30/19	36,000,000	36,391,752
2.375%, 01/13/22	10,500,000	10,630,935
6.250%, 07/15/32	30,000,000	41,688,870
Federal National Mortgage Association 6.625%, 11/15/30	19,200,000	27,133,728
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	24,600,000	22,706,144
Zero Coupon, 07/15/20	33,405,000	30,233,396
Zero Coupon, 04/15/30	19,500,000	11,886,479

		180,671,304

U.S. Treasury—18.6%
U.S. Treasury Bonds 2.750%, 08/15/42	17,500,000	16,281,843
2.750%, 11/15/42	11,500,000	10,698,588
2.875%, 05/15/43	126,000,000	120,074,094
3.000%, 05/15/42	3,000,000	2,939,298
3.125%, 11/15/41	172,900,000	174,075,201
3.125%, 02/15/42	179,100,000	180,051,379
3.125%, 02/15/43	66,700,000	66,793,780
3.125%, 08/15/44	13,100,000	13,121,497
3.375%, 05/15/44	99,895,000	104,928,809
4.250%, 05/15/39	6,000,000	7,240,314
4.250%, 11/15/40	177,700,000	215,044,721
4.375%, 11/15/39	52,500,000	64,575,000
4.375%, 05/15/40	19,100,000	23,518,365
4.375%, 05/15/41 (d)	93,500,000	115,560,203
4.500%, 05/15/38	63,000,000	78,759,828
4.625%, 02/15/40	104,000,000	132,624,336
5.250%, 02/15/29	91,000,000	118,747,902
5.375%, 02/15/31	8,000,000	10,754,376

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds 5.500%, 08/15/28	59,900,000	$79,652,984
6.125%, 11/15/27	8,100,000	11,234,319
6.250%, 05/15/30	74,700,000	107,789,784
8.000%, 11/15/21 (d)	57,700,000	78,760,500
U.S. Treasury Floating Rate Notes 0.089%, 04/30/17 (d) (e)	63,700,000	63,694,331
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45 (f)	3,616,848	3,303,766
2.000%, 01/15/26 (f)	4,529,562	5,199,797
3.625%, 04/15/28 (f)	5,850,960	7,971,933
U.S. Treasury Inflation Indexed Notes 1.875%, 07/15/15 (d) (f)	27,731,640	27,809,621
U.S. Treasury Notes 1.375%, 02/28/19 (d)	31,000,000	31,108,996
1.750%, 02/28/22	9,900,000	9,727,522
2.000%, 05/31/21	137,500,000	138,370,100
3.625%, 02/15/21	100,000	109,711
U.S. Treasury Principal Strips Zero Coupon, 11/15/27	39,600,000	28,777,360
Zero Coupon, 05/15/39	6,700,000	3,111,420
Zero Coupon, 11/15/41	24,000,000	10,251,816
Zero Coupon, 11/15/42	6,600,000	2,692,892

		2,065,356,386

Total U.S. Treasury & Government Agencies (Cost $2,229,604,013)		2,246,027,690

Corporate Bonds & Notes—4.0%

Agriculture—0.1%
Philip Morris International, Inc. 6.375%, 05/16/38	5,000,000	6,134,585
Reynolds American, Inc. 2.300%, 06/12/18	1,200,000	1,208,971

		7,343,556

Auto Manufacturers—0.2%
BMW U.S. Capital LLC 0.624%, 06/02/17 (e)	9,000,000	8,973,099
Ford Motor Credit Co. LLC 1.186%, 06/15/18 (e)	10,000,000	10,005,720

		18,978,819

Banks—2.3%
Banco del Estado de Chile 2.000%, 11/09/17 (144A)	5,000,000	5,032,610
Banco Santander Brasil S.A. 4.625%, 02/13/17 (144A)	10,200,000	10,478,460
Bank of America Corp. 6.875%, 04/25/18	5,900,000	6,665,118
6.875%, 11/15/18	600,000	688,500
Bank of America N.A. 0.566%, 06/15/16 (e)	2,000,000	1,993,772
0.745%, 02/14/17 (e)	10,000,000	10,002,710

Banks—(Continued)
Bank of New York Mellon Corp. (The) 4.950%, 06/20/20 (e)	6,800,000	6,749,000
BNP Paribas S.A. 0.736%, 05/07/17 (e)	15,000,000	15,009,795
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.375%, 05/21/25	5,000,000	4,873,950
Credit Agricole S.A. 0.864%, 06/02/17 (144A) (e)	10,000,000	10,001,020
Credit Suisse 1.375%, 05/26/17	10,000,000	9,992,580
2.300%, 05/28/19	10,700,000	10,681,414
Goldman Sachs Group, Inc. (The) 0.904%, 06/04/17 (e)	8,000,000	7,987,032
HSBC Holdings plc 5.250%, 03/14/44	3,000,000	3,111,810
HSBC USA, Inc. 0.887%, 11/13/19 (e)	20,000,000	19,922,060
JPMorgan Chase & Co. 0.794%, 02/15/17 (e)	18,100,000	18,125,177
0.827%, 04/25/18 (e)	20,000,000	20,010,460
1.232%, 01/23/20 (e)	20,000,000	20,181,780
3.450%, 03/01/16	8,400,000	8,542,296
6.125%, 04/30/24 (e)	3,000,000	3,012,300
PNC Bank N.A. 0.703%, 06/01/18 (e)	15,000,000	14,969,730
2.250%, 07/02/19	8,000,000	7,973,736
Wells Fargo & Co. 5.900%, 06/15/24 (e)	8,600,000	8,621,500
Wells Fargo Bank N.A. 0.546%, 06/15/17 (e)	21,000,000	20,997,858
Westpac Banking Corp. 0.712%, 05/25/18 (e)	15,000,000	14,999,925

		260,624,593

Biotechnology—0.0%
Amgen, Inc. 2.700%, 05/01/22	3,300,000	3,190,318

Diversified Financial Services—0.4%
American Express Credit Corp. 0.581%, 09/22/17 (e)	2,500,000	2,491,458
0.836%, 03/18/19 (e)	5,000,000	4,981,245
Charles Schwab Corp. (The) 1.500%, 03/10/18	10,000,000	10,009,870
General Electric Capital Corp. 0.507%, 01/14/16 (e)	14,500,000	14,518,255
LeasePlan Corp. NV 3.000%, 10/23/17 (144A) (g)	5,100,000	5,205,932
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	3,864,500
Navient Corp. 4.625%, 09/25/17	1,400,000	1,422,750
6.250%, 01/25/16	1,296,000	1,321,920
8.450%, 06/15/18	5,840,000	6,489,992

		50,305,922

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—0.2%
Duke Energy Corp. 0.663%, 04/03/17 (e)	4,000,000	$4,003,472
Electricite de France S.A. 0.735%, 01/20/17 (144A) (e)	10,000,000	10,009,900
2.150%, 01/22/19 (144A)	6,200,000	6,241,906
Ohio Power Co. 5.375%, 10/01/21	949,000	1,082,023

		21,337,301

Insurance—0.1%
New York Life Global Funding 1.125%, 03/01/17 (144A)	6,000,000	5,995,110

Miscellaneous Manufacturing—0.1%
Siemens Financieringsmaatschappij NV 0.565%, 05/25/18 (144A) (e) (g)	15,000,000	14,952,450

Oil & Gas—0.1%
Gazprom OAO Via Gaz Capital S.A. 9.250%, 04/23/19 (144A)	4,200,000	4,662,000
Statoil ASA 2.450%, 01/17/23	5,400,000	5,204,126

		9,866,126

Pharmaceuticals—0.1%
Actavis Funding SCS 3.000%, 03/12/20	5,000,000	5,011,340
Baxalta, Inc. 1.061%, 06/22/18 (144A) (e)	8,500,000	8,497,458

		13,508,798

Semiconductors—0.1%
QUALCOMM, Inc. 0.546%, 05/18/18 (e)	10,000,000	9,999,830

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	3,892,469

Sovereign—0.1%
Export-Import Bank of Korea 1.750%, 02/27/18	6,700,000	6,691,853

Telecommunications—0.2%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	2,794,497
Verizon Communications, Inc. 0.681%, 06/09/17 (e)	15,000,000	14,964,000

		17,758,497

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,506,000	3,541,049

Total Corporate Bonds & Notes (Cost $450,425,461)		447,986,691

Foreign Government—0.4%
Security Description	Principal Amount*	Value

Municipal—0.2%
Junta de Castilla y Leon 6.270%, 02/19/18 (EUR)	7,500,000	9,512,306
6.505%, 03/01/19 (EUR)	7,500,000	9,925,216

		19,437,522

Provincial—0.2%
Province of Quebec Canada 5.750%, 12/01/36 (CAD)	22,000,000	24,519,872

Total Foreign Government (Cost $50,331,342)		43,957,394

Municipals—0.3%
Metropolitan Transportation Authority NY, Dedicated Tax Fund Revenue, Refunding 5.000%, 11/15/29	4,000,000	4,607,240
New Mexico State Hospital Equipment Loan Council Hospital Revenue 5.000%, 08/01/42	1,000,000	1,066,090
New York State Dormitory Authority, State Personal Income Tax Revenue, Refunding 5.000%, 02/15/42	6,000,000	6,597,240
Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue, Refunding 5.000%, 07/01/22	4,000,000	4,172,800
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	8,393,665
Utah County UT Hospital Revenue, Intermountain Healthcare Health Services, Inc. 5.000%, 05/15/43	2,000,000	2,163,080

Total Municipals (Cost $28,077,870)		27,000,115

Mortgage-Backed Securities—0.2%

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	20,000,000	20,574,240
JPMorgan Chase Commercial Mortgage Securities Trust 4.106%, 07/15/46 (144A)	100,000	106,052

Total Mortgage-Backed Securities (Cost $20,700,840)		20,680,292

Asset-Backed Security—0.1%

Asset-Backed - Credit Card—0.1%
Chase Issuance Trust 0.506%, 02/18/20 (e) (Cost $13,000,000)	13,000,000	13,014,378

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Short-Term Investments—3.9%

Security Description	Principal Amount*	Value

Discount Notes—2.3%
Federal Home Loan Bank 0.039%, 07/15/15 (h)	62,400,000	$62,399,054
0.040%, 07/06/15 (h)	13,400,000	13,399,925
0.040%, 07/08/15 (h)	34,800,000	34,799,729
0.040%, 07/10/15 (h)	38,800,000	38,799,612
0.040%, 07/14/15 (h)	15,300,000	15,299,779
0.040%, 07/17/15 (h)	11,500,000	11,499,796
0.070%, 08/07/15 (h)	37,500,000	37,497,302
0.070%, 08/12/15 (h)	4,400,000	4,399,641
0.070%, 08/14/15 (h)	8,200,000	8,199,298
0.070%, 08/19/15 (h)	10,100,000	10,099,038
0.075%, 08/12/15 (h)	15,275,000	15,273,663

		251,666,837

U.S. Treasury—0.5%
U.S. Treasury Bills 0.207%, 12/10/15 (d) (h) (i)	60,065,000	60,009,534

Repurchase Agreements—1.1%
Credit Suisse Securities (U.S.A.) LLC Repurchase Agreement dated 06/30/15 at 0.250% to be repurchased at $117,100,813 on 07/01/15, collateralized by $119,315,000 U.S. Treasury Note at 0.500% due 01/31/17 with a value of $119,278,012.	117,100,000	117,100,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $595,677 on 07/01/15, collateralized by $555,000 U.S. Treasury Note at 3.625% due 08/15/19 with a value of $610,978.	595,677	595,677

		117,695,677

Total Short-Term Investments (Cost $429,372,048)		429,372,048

Total Investments—99.8% (Cost $11,140,393,182) (j)		11,073,415,525
Other assets and liabilities (net)—0.2%		26,167,759

Net Assets—100.0%		$11,099,583,284

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $201,745,761.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2015, the market value of restricted securities was $20,158,382, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(h)	The rate shown represents current yield to maturity.
(i)	All or a portion of the security was pledged as collateral against open forward foreign currency exchange contracts. As of June 30, 2015, the market value of securities pledged was $321,703.
(j)	As of June 30, 2015, the aggregate cost of investments was $11,140,393,182. The aggregate unrealized appreciation and depreciation of investments were $258,924,597 and $(325,902,254), respectively, resulting in net unrealized depreciation of $(66,977,657).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $105,621,638, which is 1.0% of net assets.
(CAD)—	Canadian Dollar
(EUR)—	Euro

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
LeasePlan Corp. NV	10/15/12	$5,100,000	$5,098,407	$5,205,932
Siemens Financieringsmaatschappij NV	05/18/15	15,000,000	15,000,000	14,952,450

				$20,158,382

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	32,041,000	Citibank N.A.	07/02/15	$25,965,154	$(311,831)
JPY	4,071,600,000	Goldman Sachs Bank USA	07/02/15	32,903,945	364,837

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	32,041,000	Goldman Sachs Bank USA	07/02/15	$25,793,026	$139,704
CAD	32,041,000	Citibank N.A.	08/04/15	25,952,851	310,409
EUR	49,085,000	Credit Suisse International	08/12/15	54,764,920	12,736
JPY	4,071,600,000	Bank of America N.A.	07/02/15	32,929,279	(339,504)
JPY	4,071,600,000	Goldman Sachs Bank USA	08/04/15	32,915,117	(366,672)

Net Unrealized Depreciation					$(190,321)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	12/14/15	1,403	USD	346,944,503	$1,928,985
90 Day EuroDollar Futures	03/14/16	160	USD	39,562,016	149,984
S&P 500 E-Mini Index Futures	09/18/15	41,809	USD	4,370,255,359	(75,634,879)
U.S. Treasury Long Bond Futures	09/21/15	65	USD	9,756,480	48,364
U.S. Treasury Note 10 Year Futures	09/21/15	736	USD	93,558,397	(695,897)
U.S. Treasury Ultra Long Bond Futures	09/21/15	252	USD	39,503,211	(679,461)

Net Unrealized Depreciation					$(74,882,904)

(CAD)—	Canadian Dollar
(EUR)—	Euro
(JPY)—	Japanese Yen
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$7,845,376,917	$—	$—	$7,845,376,917
Total U.S. Treasury & Government Agencies*	—	2,246,027,690	—	2,246,027,690
Total Corporate Bonds & Notes*	—	447,986,691	—	447,986,691
Total Foreign Government*	—	43,957,394	—	43,957,394
Total Municipals	—	27,000,115	—	27,000,115
Total Mortgage-Backed Securities*	—	20,680,292	—	20,680,292
Total Asset-Backed Security*	—	13,014,378	—	13,014,378
Short-Term Investments
Discount Notes	—	251,666,837	—	251,666,837
U.S. Treasury	—	60,009,534	—	60,009,534
Repurchase Agreements	—	117,695,677	—	117,695,677
Total Short-Term Investments	—	429,372,048	—	429,372,048
Total Investments	$7,845,376,917	$3,228,038,608	$—	$11,073,415,525

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$827,686	$—	$827,686
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,018,007)	—	(1,018,007)
Total Forward Contracts	$—	$(190,321)	$—	$(190,321)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,127,333	$—	$—	$2,127,333
Futures Contracts (Unrealized Depreciation)	(77,010,237)	—	—	(77,010,237)
Total Futures Contracts	$(74,882,904)	$—	$—	$(74,882,904)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$3,228,038,608
Affiliated investments at value (b)	7,845,376,917
Cash denominated in foreign currencies (c)	507,787
Cash collateral for futures contracts	97,000
Unrealized appreciation on forward foreign currency exchange contracts	827,686
Receivable for:
Investments sold	1,875
Fund shares sold	2,632,677
Interest	18,516,275
Variation margin on futures contracts	11,992,209

Total Assets	11,107,991,034
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,018,007
Payables for:
Fund shares redeemed	2,634,553
Accrued expenses:
Management fees	2,140,525
Distribution and service fees	2,313,706
Deferred trustees’ fees	59,120
Other expenses	241,839

Total Liabilities	8,407,750

Net Assets	$11,099,583,284

Net assets consist of:
Paid in surplus	$10,665,314,474
Undistributed net investment income	226,256,410
Accumulated net realized gain	350,062,602
Unrealized depreciation on investments, affiliated investments, futures contracts and foreign currency transactions	(142,050,202)

Net Assets	$11,099,583,284

Net Assets
Class B	$11,099,583,284
Capital Shares Outstanding*
Class B	1,033,617,398
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,221,511,574.
(b)	Identified cost of affiliated investments was $7,918,881,608.
(c)	Identified cost of cash denominated in foreign currencies was $510,491.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from affiliated investments	$221,562,897
Interest	35,411,895

Total investment income	256,974,792
Expenses
Management fees	13,548,446
Administration fees	47,586
Custodian and accounting fees	136,357
Distribution and service fees—Class B	14,054,509
Audit and tax services	19,905
Legal	14,447
Trustees’ fees and expenses	19,698
Shareholder reporting	38,474
Insurance	11,647
Miscellaneous	11,362

Total expenses	27,902,431
Less management fee waiver	(243,359)

Net expenses	27,659,072

Net Investment Income	229,315,720

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	22,071,423
Affiliated investments	90,147,118
Futures contracts	18,451,632
Foreign currency transactions	9,323,601
Capital gain distributions from affiliated investments	305,465,957

Net realized gain	445,459,731

Net change in unrealized depreciation on:
Investments	(131,323,293)
Affiliated investments	(445,429,961)
Futures contracts	(134,273,640)
Foreign currency transactions	(2,391,166)

Net change in unrealized depreciation	(713,418,060)

Net realized and unrealized loss	(267,958,329)

Net Decrease in Net Assets From Operations	$(38,642,609)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$229,315,720	$168,530,116
Net realized gain	445,459,731	767,921,068
Net change in unrealized appreciation (depreciation)	(713,418,060)	24,693,564

Increase (decrease) in net assets from operations	(38,642,609)	961,144,748

From Distributions to Shareholders
Net investment income
Class B	(231,684,633)	(183,525,044)
Net realized capital gains
Class B	(652,149,336)	(813,599,504)

Total distributions	(883,833,969)	(997,124,548)

Increase in net assets from capital share transactions	891,204,890	1,457,804,077

Total increase (decrease) in net assets	(31,271,688)	1,421,824,277

Net Assets
Beginning of period	11,130,854,972	9,709,030,695

End of period	$11,099,583,284	$11,130,854,972

Undistributed net investment income
End of period	$226,256,410	$228,625,323

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	22,419,035	$264,265,700	64,804,736	$753,650,852
Reinvestments	81,309,473	883,833,969	91,900,880	997,124,548
Redemptions	(21,839,671)	(256,894,779)	(25,495,727)	(292,971,323)

Net increase	81,888,837	$891,204,890	131,209,889	$1,457,804,077

Increase derived from capital shares transactions		$891,204,890		$1,457,804,077

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.70		$11.83	$10.68	$9.46		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.24		0.18	0.19	0.16		0.01
Net realized and unrealized gain (loss) on investments	(0.28)		0.87	1.33	1.06		(0.54)

Total from investment operations	(0.04)		1.05	1.52	1.22		(0.53)

Less Distributions
Distributions from net investment income	(0.24)		(0.22)	(0.14)	(0.00	)(c)	(0.01)
Distributions from net realized capital gains	(0.68)		(0.96)	(0.23)	0.00		0.00

Total distributions	(0.92)		(1.18)	(0.37)	(0.00)		(0.01)

Net Asset Value, End of Period	$10.74		$11.70	$11.83	$10.68		$9.46

Total Return (%) (d)	(0.38	)(e)	9.65	14.36	13.11		(5.28	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (f)	0.50	(g)	0.50	0.50	0.51		0.54	(g)
Net ratio of expenses to average net assets (%) (f)(h)	0.49	(g)	0.50	0.50	0.51		0.54	(g)
Ratio of net investment income to average net assets (%) (j)	2.09	(g)(i)	1.60	1.70	1.55		0.17	(g)
Portfolio turnover rate (%)	13	(e)	13	13	13		10	(e)
Net assets, end of period (in millions)	$11,099.6		$11,130.9	$9,709.0	$6,459.3		$3,151.9

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(i)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.
(j)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments and short term dividend reclasses from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MIST-15

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $117,695,677, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2015, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MIST-16

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call

MIST-17

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$2,127,333	Unrealized depreciation on futures contracts* (a)	$1,375,358
Equity			Unrealized depreciation on futures contracts* (a)	75,634,879
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	827,686	Unrealized depreciation on forward foreign currency exchange contracts	1,018,007

Total		$2,955,019		$78,028,244

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$310,409	$(310,409)	$—	$—
Credit Suisse International	12,736	—	—	12,736
Goldman Sachs Bank USA	504,541	(366,672)	—	137,869

	$827,686	$(677,081)	$—	$150,605

MIST-18

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$339,504	$—	$(270,750)	$68,754
Citibank N.A.	311,831	(310,409)	—	1,422
Goldman Sachs Bank USA	366,672	(366,672)	—	—

	$1,018,007	$(677,081)	$(270,750)	$70,176

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$9,378,189	$9,378,189
Futures contracts	10,157,295	8,294,337	—	18,451,632

	$10,157,295	$8,294,337	$9,378,189	$27,829,821

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,484,877)	$(2,484,877)
Futures contracts	(6,064,440)	(128,209,200)	—	(134,273,640)

	$(6,064,440)	$(128,209,200)	$(2,484,877)	$(136,758,517)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$229,888,410
Futures contracts long	480,266,575

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master

MIST-19

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$565,800,663	$1,553,412,144	$567,152,632	$816,564,665

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has

MIST-20

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by PIMCO) for the six months ended June 30, 2015	% per annum	Average Daily Net Assets of the Overlay Portion
$11,410,222	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by MetLife Advisers (Base Portion managed by MetLife Advisers) for the six months ended June 30, 2015	% per annum	Average Daily Net Assets of the Base Portion
$2,138,224	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Overlay Portion:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

MIST-21

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2015 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
Baillie Gifford International Stock Portfolio	26,146,656	1,114,302	(898,997)	26,361,961
BlackRock Bond Income Portfolio	7,824,602	476,052	(1,145,190)	7,155,464
BlackRock Capital Appreciation Portfolio	1,414,937	258,838	(136,667)	1,537,108
BlackRock High Yield Portfolio	13,050,527	1,597,155	(10,296)	14,637,386
Clarion Global Real Estate Portfolio	12,590,425	347,966	(4,484,652)	8,453,739
ClearBridge Aggressive Growth Portfolio	3,584,760	14,692	(247,283)	3,352,169
Frontier Mid Cap Growth Portfolio	1,528,419	3,181,914	(78,036)	4,632,297
Goldman Sachs Mid Cap Value Portfolio	10,608,725	3,359,653	(506,620)	13,461,758
Harris Oakmark International Portfolio	23,365,214	3,648,279	(959,162)	26,054,331
Invesco Comstock Portfolio	3,568,395	253,725	(95,360)	3,726,760
Invesco Small Cap Growth Portfolio	5,798,528	1,186,583	(1,855,611)	5,129,500
Jennison Growth Portfolio	4,223,413	684,405	(380,250)	4,527,568
JPMorgan Core Bond Portfolio	66,892,502	3,168,840	(13,178,531)	56,882,811
JPMorgan Small Cap Value Portfolio	6,207,281	539,238	(1,628,678)	5,117,841
Met/Artisan International Portfolio	21,000,052	642,362	(405,431)	21,236,983
Met/Artisan Mid Cap Value Portfolio	589,452	109,042	(869)	697,625
Met/Dimensional International Small Company Portfolio	9,791,843	2,726,834	(790,446)	11,728,231
Met/Eaton Vance Floating Rate Portfolio	15,426,915	1,211,588	(6,676)	16,631,827
Met/Franklin Low Duration Total Return Portfolio	37,353,697	2,883,183	(7,870)	40,229,010
Met/Templeton International Bond Portfolio	23,104,853	3,590,703	(5,099)	26,690,457
MetLife Small Cap Value Portfolio	5,332,374	3,047,629	(138,005)	8,241,998
MFS Emerging Markets Equity Portfolio	14,794,507	1,489,375	(120,833)	16,163,049
MFS Research International Portfolio	23,511,728	1,658,449	(913,172)	24,257,005
MFS Value Portfolio	3,148,265	654,895	(155,780)	3,647,380
Morgan Stanley Mid Cap Growth Portfolio	9,821,036	180,496	(6,846,195)	3,155,337
Neuberger Berman Genesis Portfolio	4,201,925	114,938	(132,806)	4,184,057
Oppenheimer Global Equity Portfolio	2,607,272	2,517,240	(35,716)	5,088,796
PIMCO Inflation Protected Bond Portfolio	21,183,295	1,849,532	(4,510)	23,028,317
PIMCO Total Return Portfolio	63,389,303	4,410,967	(11,099,200)	56,701,070
T. Rowe Price Large Cap Value Portfolio	1,602,018	31,452	(43,527)	1,589,943
T. Rowe Price Mid Cap Growth Portfolio	7,159,425	1,185,629	(517,286)	7,827,768
T. Rowe Price Small Cap Growth Portfolio	4,928,155	413,589	(514,286)	4,827,458
TCW Core Fixed Income Portfolio	—	54,308,421	(918)	54,307,503
Van Eck Global Natural Resources Portfolio	11,606,640	2,675,199	(950,258)	13,331,581
Western Asset Management Strategic Bond Opportunities Portfolio*	26,005,759	2,559,724	(5,556)	28,559,927
Western Asset Management U.S. Government Portfolio	30,885,440	1,915,294	(7,949)	32,792,785
WMC Core Equity Opportunities Portfolio	1,285,222	727,521	(6,900)	2,005,843
WMC Large Cap Research Portfolio	3,844,546	324,668	(145,431)	4,023,783

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2015. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-22

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2015
Baillie Gifford International Stock Portfolio	$2,033,769	$—	$4,591,857	$277,064,205
BlackRock Bond Income Portfolio	2,385,821	8,700,854	29,710,406	757,978,331
BlackRock Capital Appreciation Portfolio	2,334,338	9,579,261	—	55,981,459
BlackRock High Yield Portfolio	3,859	988,488	8,923,110	112,561,499
Clarion Global Real Estate Portfolio	14,515,665	—	4,055,277	97,471,614
ClearBridge Aggressive Growth Portfolio	2,251,940	—	228,643	55,377,832
Frontier Mid Cap Growth Portfolio	601,191	20,671,515	—	167,179,616
Goldman Sachs Mid Cap Value Portfolio	2,163,246	40,870,385	1,487,307	165,310,385
Harris Oakmark International Portfolio	4,796,017	34,531,852	12,091,883	385,864,635
Invesco Comstock Portfolio	648,763	1,818,317	1,691,704	55,677,797
Invesco Small Cap Growth Portfolio	10,570,503	19,709,700	120,993	84,841,922
Jennison Growth Portfolio	1,713,951	10,111,188	183,272	67,641,863
JPMorgan Core Bond Portfolio	(1,073,475)	—	15,997,040	582,479,988
JPMorgan Small Cap Value Portfolio	6,617,153	7,220,534	1,134,923	84,290,848
Met/Artisan International Portfolio	361,494	—	1,628,117	220,227,519
Met/Artisan Mid Cap Value Portfolio	46,934	20,280,018	1,921,840	165,323,084
Met/Dimensional International Small Company Portfolio	623,644	25,111,492	2,969,133	156,571,879
Met/Eaton Vance Floating Rate Portfolio	(645)	—	6,294,394	168,480,408
Met/Franklin Low Duration Total Return Portfolio	(790)	—	12,765,365	391,025,981
Met/Templeton International Bond Portfolio	(6,459)	488,999	22,738,464	276,513,130
MetLife Small Cap Value Portfolio	341,943	39,850,562	415,898	112,668,119
MFS Emerging Markets Equity Portfolio	(155,241)	—	3,072,929	153,225,702
MFS Research International Portfolio	2,790,696	—	7,996,500	276,287,286
MFS Value Portfolio	986,931	8,672,190	1,509,391	55,804,911
Morgan Stanley Mid Cap Growth Portfolio	30,656,481	—	—	53,514,520
Neuberger Berman Genesis Portfolio	891,122	—	333,259	78,995,001
Oppenheimer Global Equity Portfolio	80,898	2,335,010	1,270,954	110,935,754
PIMCO Inflation Protected Bond Portfolio	(6,223)	—	11,209,649	220,841,557
PIMCO Total Return Portfolio	1,214,265	7,912,845	36,322,157	642,990,138
T. Rowe Price Large Cap Value Portfolio	384,098	116,115	965,011	55,361,829
T. Rowe Price Mid Cap Growth Portfolio	1,041,788	13,721,666	—	90,097,615
T. Rowe Price Small Cap Growth Portfolio	4,555,284	9,569,212	152,390	113,300,438
TCW Core Fixed Income Portfolio	(73)	—	—	538,187,352
Van Eck Global Natural Resources Portfolio	(3,454,726)	—	716,484	148,247,184
Western Asset Management Strategic Bond Opportunities Portfolio	2,440	—	18,595,660	366,138,264
Western Asset Management U.S. Government Portfolio	1,819	—	8,938,842	389,906,214
WMC Core Equity Opportunities Portfolio	(68,186)	19,220,243	999,142	55,080,453
WMC Large Cap Research Portfolio	296,883	3,985,511	530,903	55,930,585

	$90,147,118	$305,465,957	$221,562,897	$7,845,376,917

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$460,081,216	$160,802,324	$537,043,332	$86,687,672	$997,124,548	$247,489,996

MIST-23

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$394,573,483	$487,916,549	$474,305,610	$—	$1,356,795,642

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-24

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 1.85%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

The year of 2015 began with severe weather in much of the United States and port closures on the west coast negatively impacting growth and economic indicators in the first quarter; however, improved employment and economic indicators in the second quarter signaled that the U.S. recovery was continuing. The U.S. Federal Reserve (the “Fed”) has announced they will begin raising the Federal Funds rate later this year if the growth continues its moderate pace. U.S. Treasury prices declined this year, increasing yields in anticipation of the Fed increasing rates.

Domestically, equities were up over the period as the economic recovery continued and unemployment fell. The U.S. equity market was led by small and middle capitalization stocks, as represented by the Russel 2000 and S&P Mid Cap Indices, outperforming large capitalization stocks, as represented by the S&P 500 Index. International equities in developed markets, as represented by the MSCI EAFE Index, increased faster than U.S. equities, spurred by Quantitative Easing from the European Central Bank outweighing uncertainty surrounding Greece.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment (the “Base Sleeve”) is approximately 75% of the Portfolio’s assets and invests in a variety of the Metropolitan Series Fund Index Portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equity. The Investment Committee of MetLife Advisers, LLC manages the asset allocation of the Base Sleeve. The second segment (the “Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve invests in: equity derivatives used to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure; interest rate derivatives used to increase duration exposure; and cash and money market instruments which served as the collateral for derivative instruments.

The Portfolio utilized a quantitative model to rebalance the portfolio risk based on market signals driven by realized equity price volatility. The Portfolio targeted an equity contribution to volatility within an 8% to 12% band, subject to a maximum equity allocation of 70%. Realized equity volatility in the period was low relative to historical averages, as the U.S. multi-year equity rally continued. The lower than average volatility signaled the Portfolio to remain at or near the maximum equity allocation and despite the increased equity exposure, the Portfolio experienced volatility below the target band.

The equity exposure above the benchmark, the Dow Jones Moderate Index, benefited the Portfolio during the period. Equity markets rallied and the allocation to equity helped relative Portfolio performance. A larger exposure to interest rates relative to the benchmark index hurt total performance as rates increased and bonds and U.S. Treasury prices fell.

Derivatives were a significant component of the Portfolio, which used both equity index futures and interest rate swaps to manage total market exposures. Equity index futures may be used to either increase or decrease equity exposure. During the period, equity index futures were used to increase equity allocations and the long exposure from the equity derivatives during a period of broadly rising equity markets added to overall Portfolio performance. The Portfolio used S&P 500 e-mini and S&P 400 e-mini contracts from the Chicago Mercantile Exchange (CME) and the Russell 2000 mini and mini MSCI EAFE contracts from the Intercontinental Exchange (ICE). The futures contracts were held in proportion with the Base Sleeve equity exposure to represent a broad market exposure. Interest rate swaps were used to add additional diversification and balance the sources of risk in the Portfolio. During the period, both the equity index futures and the interest rate swaps facilitated the total Portfolio return by providing a cost-effective and liquid access to the desired market exposures.

As of June 30, 2015, the Portfolio was allocated 68% to equity and 41% to fixed income. The equity exposure was distributed across domestic and international equity indices as follows: 32% in U.S. Large Cap as represented by the S&P 500 Index, 10% in U.S. Mid Cap as represented by the S&P 400 Index, 6% in U.S. Small Cap as

MIST-1

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

represented by the Russell 2000 Index, and 20% in Foreign Equity as represented by the MSCE EAFE Index. The fixed income exposure was invested in an Index Portfolio that tracks the performance of the Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	1.85	3.89	9.66
Dow Jones Moderate Index	1.64	1.25	8.81

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 11/5/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Barclays Aggregate Bond Index Portfolio (Class A)	40.6
MetLife Stock Index Portfolio (Class A)	16.2
MSCI EAFE Index Portfolio (Class A)	10.4
MetLife Mid Cap Stock Index Portfolio (Class A)	5.2
Russell 2000 Index Portfolio (Class A)	2.9

Top Sectors

% of Net Assets
Mutual Funds	75.3
Cash and Cash Equivalents	24.7

MIST-3

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)	Actual	0.66%	$1,000.00	$1,018.50	$3.30
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—75.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.3%
Barclays Aggregate Bond Index Portfolio (Class A) (a)	45,219,188	$491,080,381
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	3,430,387	63,016,216
MetLife Stock Index Portfolio (Class A) (a)	4,448,874	195,839,416
MSCI EAFE Index Portfolio (Class A) (a)	9,616,770	125,306,508
Russell 2000 Index Portfolio (Class A) (a)	1,796,267	35,368,505

Total Mutual Funds (Cost $908,094,945)		910,611,026

Short-Term Investments—24.7%

Discount Notes—19.3%
Fannie Mae 0.099%, 08/04/15 (b) (c)	25,000,000	24,997,639
0.114%, 08/12/15 (b)	3,000,000	2,999,598
0.115%, 07/08/15 (b)	1,000,000	999,975
0.116%, 07/22/15 (b) (c)	17,000,000	16,998,810
0.132%, 10/07/15 (b)	11,200,000	11,195,996
Federal Home Loan Bank 0.096%, 07/31/15 (b)	16,500,000	16,498,659
0.106%, 07/24/15 (b)	9,500,000	9,499,339
0.122%, 08/26/15 (b)	9,000,000	8,998,289
0.124%, 08/11/15 (b)	8,000,000	7,998,861
0.129%, 08/19/15 (b)	1,000,000	999,823
0.132%, 08/21/15 (b)	8,700,000	8,698,362
0.133%, 08/12/15 (b)	11,800,000	11,798,157
0.141%, 09/09/15 (b)	24,000,000	23,993,408
0.145%, 09/02/15 (b)	33,000,000	32,991,617
0.150%, 09/28/15 (b)	18,000,000	17,993,325
0.153%, 11/13/15 (b)	9,000,000	8,994,870
0.156%, 10/09/15 (b)	2,000,000	1,999,139
0.166%, 12/18/15 (b)	6,000,000	5,995,325
Freddie Mac 0.099%, 08/06/15 (b)	5,000,000	4,999,500
0.110%, 08/28/15 (b)	15,000,000	14,997,342

		233,648,034

U.S. Treasury—5.3%
U.S. Treasury Bills 0.016%, 08/13/15 (b)	3,500,000	3,499,931
0.058%, 07/16/15 (b) (d)	14,300,000	14,299,638
0.074%, 09/03/15 (b)	25,500,000	25,496,627
0.106%, 08/20/15 (b)	20,000,000	19,997,033

		63,293,229

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $842,153 on 07/01/15, collateralized by $855,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $863,550.	842,153	842,153

Total Short-Term Investments (Cost $297,783,416)		297,783,416

Total Investments—100.0% (Cost $1,205,878,361) (e)		1,208,394,442
Other assets and liabilities (net)—0.0%		540,679

Net Assets—100.0%		$1,208,935,121

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $17,989,554.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2015, the market value of securities pledged was $13,595,716.
(e)	As of June 30, 2015, the aggregate cost of investments was $1,205,878,361. The aggregate unrealized appreciation and depreciation of investments were $13,813,680 and $(11,297,599), respectively, resulting in net unrealized appreciation of $2,516,081.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE Mini Index Futures	09/18/15	1,289	USD	121,368,371	$(3,167,071)
Russell 2000 Mini Index Futures	09/18/15	283	USD	35,668,372	(282,052)
S&P 500 E-Mini Index Futures	09/18/15	1,869	USD	194,815,858	(2,832,178)
S&P Midcap 400 E-Mini Index Futures	09/18/15	415	USD	63,349,587	(1,178,437)

Net Unrealized Depreciation					$(7,459,738)

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	2.500%	09/17/25	USD	60,000,000	$(145,162)
Pay	3M LIBOR	2.362%	08/18/25	USD	47,000,000	(581,716)
Pay	3M LIBOR	2.160%	01/07/25	USD	67,000,000	(1,472,790)
Pay	3M LIBOR	2.083%	07/10/25	USD	57,000,000	(1,924,559)
Pay	3M LIBOR	1.890%	02/02/25	USD	45,000,000	(2,101,438)
Pay	3M LIBOR	1.980%	07/08/25	USD	62,000,000	(2,289,878)

Net Unrealized Depreciation						$(8,515,543)

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$910,611,026	$—	$—	$910,611,026
Short-Term Investments
Discount Notes	—	233,648,034	—	233,648,034
U.S. Treasury	—	63,293,229	—	63,293,229
Repurchase Agreement	—	842,153	—	842,153
Total Short-Term Investments	—	297,783,416	—	297,783,416
Total Investments	$910,611,026	$297,783,416	$—	$1,208,394,442

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(7,459,738)	$—	$—	$(7,459,738)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(8,515,543)	$—	$(8,515,543)

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$297,783,416
Affiliated investments at value (b)	910,611,026
Receivable for:
Fund shares sold	1,753,319
Variation margin on futures contracts	249,130
Variation margin on centrally cleared swap contracts	172,347

Total Assets	1,210,569,238
Liabilities
Payables for:
Investments purchased	389,215
Fund shares redeemed	713,369
Accrued expenses:
Management fees	170,849
Distribution and service fees	246,838
Deferred trustees’ fees	46,528
Other expenses	67,318

Total Liabilities	1,634,117

Net Assets	$1,208,935,121

Net assets consist of:
Paid in surplus	$1,159,877,106
Undistributed net investment income	20,047,189
Accumulated net realized gain	42,470,026
Unrealized depreciation on affiliated investments, futures contracts and swap contracts	(13,459,200)

Net Assets	$1,208,935,121

Net Assets
Class B	$1,208,935,121
Capital Shares Outstanding*
Class B	100,912,324
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $297,783,416.
(b)	Identified cost of affiliated investments was $908,094,945.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$22,469,632
Interest	132,710

Total investment income	22,602,342
Expenses
Management fees	946,572
Administration fees	11,676
Custodian and accounting fees	24,712
Distribution and service fees—Class B	1,358,924
Audit and tax services	17,078
Legal	14,149
Trustees’ fees and expenses	19,699
Shareholder reporting	6,562
Insurance	597
Miscellaneous	3,532

Total expenses	2,403,501

Net Investment Income	20,198,841

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	2,032
Futures contracts	21,295,054
Swap contracts	12,240,173
Capital gain distributions from Affiliated Underlying Portfolios	13,834,375

Net realized gain	47,371,634

Net change in unrealized depreciation on:
Investments	(1,114)
Affiliated investments	(26,676,039)
Futures contracts	(12,069,933)
Swap contracts	(14,316,699)

Net change in unrealized depreciation	(53,063,785)

Net realized and unrealized loss	(5,692,151)

Net Increase in Net Assets From Operations	$14,506,690

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,198,841	$9,187,691
Net realized gain	47,371,634	36,424,060
Net change in unrealized appreciation (depreciation)	(53,063,785)	21,384,367

Increase in net assets from operations	14,506,690	66,996,118

From Distributions to Shareholders
Net investment income
Class B	(14,600,851)	0
Net realized capital gains
Class B	(32,350,906)	(2,295,613)

Total distributions	(46,951,757)	(2,295,613)

Increase in net assets from capital share transactions	288,046,818	403,527,383

Total increase in net assets	255,601,751	468,227,888

Net Assets
Beginning of period	953,333,370	485,105,482

End of period	$1,208,935,121	$953,333,370

Undistributed net investment income
End of period	$20,047,189	$14,449,199

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	20,287,865	$255,454,586	36,864,092	$428,432,388
Reinvestments	3,873,907	46,951,757	201,901	2,295,613
Redemptions	(1,146,265)	(14,359,525)	(2,317,131)	(27,200,618)

Net increase	23,015,507	$288,046,818	34,748,862	$403,527,383

Increase derived from capital shares transactions		$288,046,818		$403,527,383

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012(a)
Net Asset Value, Beginning of Period	$12.24		$11.24	$10.16	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.23		0.14	0.06	(0.01)
Net realized and unrealized gain on investments	(0.00	)(c)	0.90	1.26	0.17

Total from investment operations	0.23		1.04	1.32	0.16

Less Distributions
Distributions from net investment income	(0.15)		0.00	(0.03)	0.00
Distributions from net realized capital gains	(0.34)		(0.04)	(0.21)	0.00

Total distributions	(0.49)		(0.04)	(0.24)	0.00

Net Asset Value, End of Period	$11.98		$12.24	$11.24	$10.16

Total Return (%) (d)	1.85	(e)	9.26	12.94	1.60	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (f)	0.44	(g)	0.47	0.54	9.45	(g)
Net ratio of expenses to average net assets (%) (f)	0.44	(g)	0.47 (h)	0.54 (h)	0.60	(g)(h)
Ratio of net investment income (loss) to average net assets (%) (j)	1.63	(g)(i)	1.21	0.50	(0.57	)(g)
Portfolio turnover rate (%)	0	(e)(l)	1	0 (k)	0	(e)(l)
Net assets, end of period (in millions)	$1,208.9		$953.3	$485.1	$23.9

(a)	Commencement of operations was November 5, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of expenses reimbursed by the Adviser.
(i)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.
(j)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(k)	Rounds to less than 1%.
(l)	There were no long term sale transactions during the six months ended June 30, 2015 and the year ended December 31, 2012.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Metropolitan Series Fund (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing

MIST-10

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions and distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

MIST-11

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $842,153, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts

MIST-12

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on centrally cleared swap contracts*	$8,515,543
Equity	Unrealized depreciation on futures contracts**	7,459,738

Total		$15,975,281

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$21,295,054	$21,295,054
Swap contracts	12,240,173	—	12,240,173

	$12,240,173	$21,295,054	$33,535,227

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$(12,069,933)	$(12,069,933)
Swap contracts	(14,316,699)	—	(14,316,699)

	$(14,316,699)	$(12,069,933)	$(26,386,632)

MIST-13

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$207,217
Swap contracts	309,500,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to

MIST-14

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$221,020,477	$0	$0

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by MIA) for the six months ended June 30, 2015	% per annum	Average Daily Net Assets of the Overlay Portion
$677,114	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by MetLife Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2015	% per annum	Average Daily Net Assets of the Base Portion
$269,458	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIA an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2015 were $269,722.

MIST-15

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2015 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
Barclays Aggregate Bond Index	34,141,090	11,078,098	—	45,219,188
MetLife Mid Cap Stock Index	2,506,256	924,131	—	3,430,387
MetLife Stock Index	3,289,506	1,159,368	—	4,448,874
MSCI EAFE Index	8,270,143	1,346,627	—	9,616,770
Russell 2000 Index	1,430,574	365,693	—	1,796,267

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2015
Barclays Aggregate Bond Index	$—	$—	$14,080,025	$491,080,381
MetLife Mid Cap Stock Index	—	3,834,494	705,447	63,016,216
MetLife Stock Index	—	8,065,894	3,353,190	195,839,416
MSCI EAFE Index	—	—	3,922,850	125,306,508
Russell 2000 Index	—	1,933,987	408,120	35,368,505

	$—	$13,834,375	$22,469,632	$910,611,026

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-16

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$906,163	$4,317,731	$1,389,450	$5,142,234	$2,295,613	$9,459,965

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$29,515,698	$17,121,920	$34,903,092	$—	$81,540,710

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the MetLife Small Cap Value Portfolio returned 2.68% and 2.54%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 0.76%.

MARKET ENVIRONMENT / CONDITIONS

Repeating a pattern from last year, U.S. gross domestic product declined in the first quarter as lackluster consumer and industrial spending dampened economic output. Despite that, consumer confidence, while somewhat erratic, generally continued to improve, strengthening our conviction in a continued economic recovery. In addition, the improving labor market appears to be leading to increased household formation which could lead to growth in future home sales. Finally, recent improvements in consumer spending data and signs that wage growth is strengthening also bode well for an accelerating economy.

As a result of an improving economy and some early indications of labor tightness, the Federal Reserve (the “Fed”) prepared the markets for the first hike of the federal funds rate since the recession. While the timing is uncertain, it appears that we could see our first rate increase by year end. We believe that this is a positive indication of an economy that may be able to withstand higher short-term rates.

The industrial economy continues to be affected by a combination of lower energy prices, a stronger dollar, and softer emerging economies. While lower energy prices have certainly hurt near-term demand in certain segments of the industrial sector, we believe that the negative effects of lower energy prices will likely be more than offset by benefits to the U.S. consumer from lower prices at the pump.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers.

The sleeve managed by Delaware Investments outperformed the Russell 2000 Value Index during the reporting period. Stock selection in the Consumer Discretionary, Information Technology, and Financials sectors contributed the most to outperformance.

Several stocks in the Consumer Discretionary sector contributed to the sleeve’s outperformance during the period. Shares of funeral home operator Service Corporation International outperformed during the period as the stock has generated strong earnings. We favor companies that generate strong free cash flow and use that cash flow in shareholder friendly ways. Service Corp. is a good example of the type of company that we like to invest in as the company returns its cash to shareholders through dividends and share repurchases. Shares of Cinemark Holdings appreciated during the period as the theater chain benefited from growing revenues and earnings. We liked the company’s near-term fundamental outlook and its ability to generate strong free cash flow and return cash to shareholders.

Within the Information Technology sector, CommScope was one of the strongest contributors. CommScope provides connectivity and infrastructure solutions for wireless, business enterprise, and residential broadband networks worldwide. The company announced a plan to buy TE Connectivity’s Telecom, Enterprise, and Wireless business unit during the period. This is a potentially transformative acquisition for CommScope—it allows the company to enter several new markets while also strengthening its product portfolio. PTC is a software and services company focused on product and service lifecycle management. The company’s technology is used to design, operate, and maintain complex products. PTC’s offerings are also used to connect products to the internet for the purpose of capturing and analyzing data (also referred to as the Internet of Things or IoT). Shares of PTC outperformed during the reporting period—the company reported strong earnings and the IoT business has continued to grow.

The sleeve outperformed in the Financials sector, which was a result of stock selection and an underweight to the Real Estate Investment Trust (“REIT”) industry. Brandywine Realty Trust is an office REIT with primary operations in the Mid-Atlantic. The rise in longer-term interest rates negatively affected the overall valuation of Brandywine and other companies in the REIT industry. We maintained the Portfolio’s position in Brandywine as we viewed the company’s relative valuation to be attractive compared to other REITs.

In the Materials sector, shares of Olin Corporation, a manufacturer and distributor of chlor alkali products contributed to returns. During the period, Olin announced that Dow Chemical would separate a significant portion of its chlor alkali and downstream derivatives businesses and merge them with Olin. This merger further consolidates the industry and should create substantial cost synergies and future cash flows for the combined business.

The sleeve underperformed in the Industrials and Energy sectors, where stock selection detracted from performance. A number of the Portfolio’s holdings in the Industrials sector detracted from returns. Saia, a trucking company, was negatively impacted by fears of a decelerating rate environment driven by weakness in the Industrials sector. We trimmed the Portfolio’s position as we looked to rotate into names that we saw as having more upside potential. Over the long term, we like Saia’s potential to improve margins and generate cash flow. H&E Equipment Services is an equipment rental company with operations concentrated around the Gulf Coast and Intermountain regions. The company’s shares declined as weak demand from the oil & gas market caused the company to report a decline in rental revenue. We remained positive on the stock, as we

MIST-1

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*—(Continued)

believe H&E has an attractive valuation and may be in a good market position to capitalize on increasing nonresidential construction demand. Primoris Services is a specialty engineering and construction company serving the industrial, energy, power, and water markets. The stock declined during the first quarter and rebounded in the second, but overall was a detractor during the period. The stock has moved with energy prices as the company performs construction services at petrochemical plants and constructs midstream pipelines. The company is well positioned and reported an increased backlog and healthy book-to-bill ratio above 1. In addition, the company increased its dividend rate which we view as positive.

Detractors in the Energy sector included shares of Helix Energy Solutions Group, an energy company that specializes in well intervention and remotely operated vehicles (ROVs). The stock declined as the company announced earnings below expectations as well as a renegotiation of a long-term contract from BP that resulted in lower revenue expectations. We maintained the Portfolio’s position in Helix—we believe the company is attractively valued relative to the Energy sector and has a strong balance sheet.

Our view of the economy has remained relatively consistent over the past several years: we believe that the economy should continue to grow at a moderate pace. As a result of our positive economic outlook and the relatively attractive valuations in some of the more cyclical sectors at period end, we were generally overweight those cyclical sectors. This includes overweights in the Materials, Consumer Discretionary, Industrials, and Information Technology sectors. In general, defensive stocks—which have been bid up partly due to investors searching for yields in REITs and Utilities—remain unattractive to us on a valuation basis. As a result, we remained underweight at the end of June.

We had been looking for companies in the Materials sector and established a position in Clearwater Paper. Clearwater produces and sells private label tissue and pulp based paper products. The company, which generates good free cash flow and has a solid balance sheet, was trading at a relative discount and fits well in the Portfolio from a cyclical perspective. In the Industrials sector, we purchased UniFirst, a uniform and work wear rental and cleaning company. We viewed UniFirst as being attractively valued relative to its peers while also having good cash flow and a well-positioned balance sheet.

In the Consumer Discretionary sector, we exited the sleeve’s position in Hanesbrands as the company’s market capitalization has greatly appreciated since we purchased its shares. We purchased International Speedway Corporation, the owner of the Daytona International Speedway and other motorsports facilities. International Speedway is nearing the completion of a large capital spending program to renovate the Daytona facility, after which we believe the company will be poised to generate strong cash flows and be in a position to return cash to shareholders.

At period end, the sleeve remained overweight the Information Technology sector. During the review period, we sold semiconductor company Qorvo as the company’s market capitalization had appreciated nicely since we purchased it. We replaced Qorvo with Super Micro Computer which provided the Portfolio with exposure to the growing cloud infrastructure.

In the Health Care sector, we exited the sleeve’s position in The Cooper Companies, a producer of soft contact lenses, as we felt the company’s shares were fully valued. We added VWR Corporation, a diversified distributor of laboratory products in both the U.S. and Europe. VWR traded at a discount to its peers and experienced increasing sales in its private label brand which has better margins.

At period end, the sleeve’s largest underweight was to the Financials sector. In particular, the sleeve was underweight the REIT industry which accounts for roughly 15% of the Financials 41% weight in the Index. The REIT industry is not attractively valued, in our opinion. At period end, we had a positive outlook on regional banks as we expect net interest margin to expand as rates rise. We added two banks to the Portfolio during the review period, Great Western Bancorp and First Interstate BancSystem. Within the insurance industry, we exited Platinum Underwriters as the company closed on its merger agreement with RenaissanceRe, which was completed in February 2015.

The most notable increase in weight to the sleeve was in the Energy sector, where we purchased four new companies between the oil service and exploration & production industries. The service provider, Dril-Quip, designs, manufactures, and sells rig capital equipment. The shares of companies in the Energy sector were trading down along with falling oil prices. Our analysis and discussions with management teams led us to these companies as we felt that they had attractive cash flow-based valuations and good acreage. We purchased SM Energy with primary operations in the Eagle Ford shale, Bonanza Creek Energy with primary operations in the Wattenberg Field in Colorado, and Oasis Petroleum with primary operations in the Bakken shale.

Christopher S. Beck

Steven G. Catricks

Kent P. Madden

Kelley A. McKee

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management Incorporated.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The sleeve managed by Wells Capital outperformed the Russell 2000 Value Index over the six month period. Superior stock selection was the largest driver for the sleeve’s outperformance. Stock selection in Industrials, Consumer Staples, and Materials aided relative

MIST-2

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*—(Continued)

performance. The sleeve’s significant underweights to REITs and Utilities also contributed to performance. Stock selection within Consumer Discretionary was the largest detractor from relative performance.

In the Industrials sector, Courier Corporation, a book manufacturer and publisher, was the largest contributor to performance in the period. Courier shares outperformed due to competing buyout offers that were meaningfully above where the stock was trading at the beginning of the year and above our purchase price. Courier and its shareholders accepted the offer of R.R. Donnelley and Sons Company. Our investment process often benefits from a pickup in merger and acquisition activity because we tend to invest in companies that are in a position to gain from either side of those transactions. We sold the Portfolio’s position during the period.

In Consumer Staples, Cott Corporation is one of the world’s largest producers of beverages including carbonated soft drinks and juices. Recently the company expanded into water and coffee home and office distribution with the acquisition of DS Services. The acquisition closed at the end of 2014 and the company has already increased the expected synergy targets which will culminate in better than expected margins. In addition, the core private label soft drink business showed improvement and has allowed the company to post strong results in the first half of the year. These operating successes have been augmented by smart financial management as the company improved both financial and operational flexibility by issuing equity and used the proceeds to redeem the outstanding preferred shares. The removal of the preferred shares from the capital structure allows for more flexibility to pursue additional acquisitions that will drive shareholder value. Cott continues to be a meaningful position in the sleeve.

Within the Information Technology sector, Orbotech Ltd. was a meaningful contributor to performance with the majority of the strength occurring in the second quarter. As an imaging solutions company, Orbotech is exposed to some of the more cyclical end markets in the technology landscape. Our attraction to Orbotech is in part tied to the company’s initiatives to expand and diversify the addressable market through optimizing the capital structure via acquisitions. In 2014, the company closed on a large acquisition of SPTS Technologies, which is proving beneficial through broader revenue mix, higher gross margin products and better than expected earnings and free cash flow. In addition, the company has been using strong free cash flow generation and small asset dispositions to quickly pay down debt and rebuild financial flexibility. The improved financial performance and increased visibility on a wider array of end markets resulted in strong stock price appreciation.

The largest detractor from the Consumer Discretionary sector and the sleeve was A. H. Belo Corporation. Following a year of strategic asset sales and positive capital deployment, A. H. Belo reported mixed fourth quarter results. The stock continued to face pressure because of concerns around print advertising spending. While the company has struggled to consistently grow its business, we continued to believe the company’s share price does not fully reflect the value of its assets and balance sheet strength. Management’s ability to prudently deploy its balance sheet was demonstrated during the period as they increased the company’s share buyback program; allowing them the option to repurchase a greater number of shares at what we believe is a very favorable price.

In the Industrials sector, Franklin Electric, a manufacturer and distributor of water and fuel pumping systems, underperformed due to several factors that simultaneously affected the company’s business. Record rainfall across North America hampered high-margin groundwater sales of their pump products, while continued declines in oil drilling impacted Franklin’s business tied to energy markets. In addition, weak demand from emerging markets, particularly Brazil, which comprise approximately 20% of Franklin’s revenues, also affected operations. And lastly, foreign currency headwinds were larger than expected. The combination of these factors were appreciated by investors, hence the underperformance in the stock. Indeed, early in the third quarter, Franklin substantially lowered annual guidance due to these issues. While these issues are meaningful, we are mindful that Franklin is a trusted supplier with a very strong brand in their end markets. At period end, we saw these current issues as cyclical and seasonal and are confident that the historical high return nature of their business is still intact. We were comforted by the healthy balance sheet which carries only $4 per share of net debt while the business continues to generate healthy levels of free cash flow.

The sleeve increased its relative overweight to the Industrials, Materials, and Health Care sectors during the period as our bottom up stock selection process continued to find undervalued companies in these sectors. We moved from a relative underweight position in Consumer Discretionary to a relative overweight position as we saw some stock-specific opportunities, especially within restaurants, which we were able to capitalize on during the period. We decreased the sleeve’s relative overweight to Information Technology. As the period progressed, and information technology valuations became richer, we trimmed some positions to more properly reflect their less attractive reward/risk ratios.

Despite an increase in the sleeve’s allocation to Energy, we were even more underweight as of the end of June than we were at the beginning of the period. This is due to Energy becoming a larger percentage of the Russell 2000 Value Index at June’s rebalancing. We continued to be mindful of our Energy exposure due to the extreme volatility in oil prices seen in the last twelve months.

We also decreased our relative underweight to REITs and Utilities during the period. We found REITs and Utilities to be relatively expensive at the beginning of the period as yield-seeking investors drove valuations higher. With expectations of a rate hike looming closer, REITs and Utilities underperformed during the period,

MIST-3

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*—(Continued)

resulting in valuations becoming somewhat more attractive, prompting us to decrease our relative underweights.

Our relative sector positioning is driven by our bottom-up stock selection process. Over the first six months of the year we took advantage of the severe swings in the price of oil by upgrading the quality of our Energy holdings as well as capitalizing on new opportunities that emerged from the changing market dynamics. We eliminated Bill Barrett Corporation and Stone Energy Corporation in favor of Gulfport Energy Corporation and PDC Energy, Inc. Both Gulfport and PDC Energy had issued equity earlier in the year fortifying their balance sheets and making them better positioned to weather the volatile commodity price environment. Within services, we were able to initiate positions in Forum Energy Technologies and TETRA Technologies at attractive prices. Within Industrials, Courier Corporation was bought by R.R. Donnelly & Sons Company at a significant premium. We used the significant gain in the share price to sell the investment.

Another notable investment during the first half of the year was to purchase Spectrum Brands. Spectrum Brands is a diversified consumer products company with brands such as Rayovac batteries, Remington shavers and Black & Decker home and hardware equipment. The company consistently generates solid cash flow, which it uses to pay down debt and make accretive acquisitions. Performance has been solid, leading the stock to a 38% total return in 2014. Though we saw more value in the stock, we exited our position towards the end of that year, feeling that the stock had moved too far too fast. After a 10% selloff through March/April of this year, we re-established our position, as our long-term reward/risk picture became more attractive. Since then, the company reported a positive quarterly earnings report and announced an accretive acquisition of the Armored Auto Group, further increasing the investment’s upside potential. At period end we continued to hold the shares, as the reward/risk picture remains attractive.

James Tringas

Robert Rifkin

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management Incorporated

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-4

Met Investors Series Trust

MetLife Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX &

THE DOW JONES U.S. SMALL CAP TOTAL STOCK MARKET INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
MetLife Small Cap Value Portfolio
Class A	2.68	0.29	13.98	6.85
Class B	2.54	-0.02	13.68	6.58
Russell 2000 Value Index	0.76	0.78	14.81	6.87
Dow Jones U.S. Small Cap Total Stock Market Index	4.84	6.00	18.38	9.99

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Dow Jones U.S. Small Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
East West Bancorp, Inc.	1.5
First Citizens BancShares, Inc. - Class A	1.2
ProAssurance Corp.	1.2
Hancock Holding Co.	1.2
Vishay Intertechnology, Inc.	1.2
Validus Holdings, Ltd.	1.1
HB Fuller Co.	1.1
Mueller Industries, Inc.	0.9
Regal-Beloit Corp.	0.9
ITT Corp.	0.9

Top Sectors

% of Net Assets
Financials	26.7
Industrials	18.3
Consumer Discretionary	12.9
Information Technology	12.4
Materials	10.5
Health Care	7.1
Energy	4.9
Consumer Staples	4.2
Utilities	2.2
Telecommunication Services	0.3

MIST-5

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.77%	$1,000.00	$1,026.80	$3.87
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B(a)	Actual	1.02%	$1,000.00	$1,025.40	$5.12
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-6

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Auto Components—0.7%
Standard Motor Products, Inc. (a)	93,000	$3,266,160
Tenneco, Inc. (b)	84,100	4,830,704

		8,096,864

Banks—13.9%
Associated Banc-Corp. (a)	284,664	5,770,139
Bank of Hawaii Corp. (a)	128,600	8,575,048
BBCN Bancorp, Inc. (a)	202,271	2,991,588
Boston Private Financial Holdings, Inc. (a)	338,300	4,536,603
Community Bank System, Inc. (a)	186,700	7,051,659
CVB Financial Corp. (a)	141,600	2,493,576
East West Bancorp, Inc.	370,100	16,587,882
First Citizens BancShares, Inc. - Class A (a)	53,203	13,994,517
First Financial Bancorp	276,500	4,960,410
First Interstate BancSystem, Inc. - Class A	104,900	2,909,926
First Midwest Bancorp, Inc.	256,500	4,865,805
First Niagara Financial Group, Inc. (a)	483,633	4,565,496
Great Western Bancorp, Inc.	127,400	3,071,614
Hancock Holding Co.	430,645	13,741,882
Independent Bank Corp. (a)	153,300	7,188,237
NBT Bancorp, Inc. (a)	226,900	5,937,973
People’s United Financial, Inc. (a)	289,706	4,696,134
S&T Bancorp, Inc. (a)	129,900	3,843,741
TCF Financial Corp.	467,344	7,762,584
UMB Financial Corp. (a)	172,723	9,848,666
Valley National Bancorp (a)	593,500	6,118,985
Webster Financial Corp. (a)	244,000	9,650,200
WesBanco, Inc. (a)	160,600	5,463,612

		156,626,277

Beverages—0.5%
Cott Corp.	531,030	5,193,473

Biotechnology—0.3%
Myriad Genetics, Inc. (a) (b)	85,533	2,907,267

Building Products—1.2%
Quanex Building Products Corp.	167,013	3,579,089
Simpson Manufacturing Co., Inc. (a)	280,553	9,538,802

		13,117,891

Capital Markets—2.3%
Apollo Investment Corp. (a)	435,143	3,080,812
CIFC Corp. (a)	135,272	1,072,707
Main Street Capital Corp. (a)	121,700	3,883,447
New Mountain Finance Corp. (a)	200,317	2,902,593
Stifel Financial Corp. (a) (b)	118,700	6,853,738
Westwood Holdings Group, Inc.	132,336	7,883,256

		25,676,553

Chemicals—5.7%
A. Schulman, Inc. (a)	103,215	4,512,560
Albemarle Corp.	88,800	4,907,976
Chemtura Corp. (b)	227,900	6,451,849
Cytec Industries, Inc.	152,800	9,248,984
HB Fuller Co. (a)	306,461	12,448,446

Chemicals—(Continued)
Innospec, Inc.	183,466	8,263,309
LSB Industries, Inc. (a) (b)	50,212	2,050,658
Olin Corp. (a)	114,200	3,077,690
Scotts Miracle-Gro Co. (The) - Class A	132,145	7,824,305
Sensient Technologies Corp. (a)	87,387	5,972,027

		64,757,804

Commercial Services & Supplies—4.1%
ACCO Brands Corp. (a) (b)	873,355	6,785,968
Brady Corp. - Class A (a)	219,568	5,432,112
Brink’s Co. (The) (a)	44,975	1,323,614
Deluxe Corp. (a)	56,624	3,510,688
Essendant, Inc.	78,900	3,096,825
Knoll, Inc.	151,552	3,793,347
Matthews International Corp. - Class A (a)	132,998	7,067,514
Quad/Graphics, Inc. (a)	122,747	2,272,047
UniFirst Corp.	33,300	3,724,605
Viad Corp. (a)	323,165	8,761,003

		45,767,723

Communications Equipment—1.7%
Aviat Networks, Inc. (b)	659,900	831,474
Black Box Corp.	45,034	900,680
Brocade Communications Systems, Inc.	545,100	6,475,788
CommScope Holding Co., Inc. (b)	237,090	7,233,616
NETGEAR, Inc. (a) (b)	140,123	4,206,492

		19,648,050

Construction & Engineering—1.8%
EMCOR Group, Inc.	163,549	7,812,736
MasTec, Inc. (a) (b)	392,800	7,804,936
Primoris Services Corp. (a)	215,100	4,258,980

		19,876,652

Construction Materials—0.8%
Eagle Materials, Inc.	113,648	8,674,752

Containers & Packaging—0.9%
Berry Plastics Group, Inc. (b)	228,000	7,387,200
Silgan Holdings, Inc.	59,675	3,148,453

		10,535,653

Distributors—0.3%
Core-Mark Holding Co., Inc. (a)	55,412	3,283,161

Diversified Consumer Services—1.1%
Liberty Tax, Inc.	148,519	3,675,845
Service Corp. International (a)	290,100	8,537,643

		12,213,488

Diversified Telecommunication Services—0.3%
Premiere Global Services, Inc. (a) (b)	206,000	2,119,740
Windstream Holdings, Inc. (a)	170,042	1,084,868

		3,204,608

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—0.9%
El Paso Electric Co. (a)	109,300	$3,788,338
Hawaiian Electric Industries, Inc.	202,924	6,032,931

		9,821,269

Electrical Equipment—2.6%
EnerSys (a)	79,405	5,581,377
Franklin Electric Co., Inc. (a)	285,064	9,216,119
Regal-Beloit Corp. (a)	143,615	10,425,013
Thermon Group Holdings, Inc. (b)	164,900	3,969,143

		29,191,652

Electronic Equipment, Instruments & Components—3.6%
AVX Corp. (a)	335,623	4,517,485
Coherent, Inc. (a) (b)	57,933	3,677,587
GSI Group, Inc. (b)	634,325	9,533,905
Orbotech, Ltd. (b)	228,748	4,757,958
Tech Data Corp. (b)	93,500	5,381,860
Vishay Intertechnology, Inc. (a)	1,120,204	13,083,983

		40,952,778

Energy Equipment & Services—2.7%
Atwood Oceanics, Inc. (a)	144,105	3,810,136
CARBO Ceramics, Inc. (a)	84,321	3,510,283
Dril-Quip, Inc. (a) (b)	44,600	3,356,150
Forum Energy Technologies, Inc. (b)	140,602	2,851,408
Helix Energy Solutions Group, Inc. (b)	375,700	4,745,091
Patterson-UTI Energy, Inc. (a)	418,018	7,865,009
Steel Excel, Inc. (b)	218,456	4,543,885

		30,681,962

Food & Staples Retailing—0.5%
Fresh Market, Inc. (The) (a) (b)	91,443	2,938,978
SUPERVALU, Inc. (a) (b)	356,762	2,886,205

		5,825,183

Food Products—1.6%
J&J Snack Foods Corp.	32,900	3,641,043
Pinnacle Foods, Inc.	98,600	4,490,244
TreeHouse Foods, Inc. (a) (b)	123,454	10,003,478

		18,134,765

Gas Utilities—0.6%
Southwest Gas Corp.	118,800	6,321,348

Health Care Equipment & Supplies—3.1%
Analogic Corp. (a)	86,554	6,829,111
CryoLife, Inc. (a)	166,957	1,883,275
Haemonetics Corp. (a) (b)	208,839	8,637,581
Meridian Bioscience, Inc. (a)	129,699	2,417,589
STERIS Corp. (a)	157,985	10,180,553
Teleflex, Inc. (a)	38,100	5,160,645

		35,108,754

Health Care Providers & Services—2.4%
Owens & Minor, Inc. (a)	258,655	8,794,270

Health Care Providers & Services—(Continued)
Patterson Cos., Inc.	133,499	6,494,726
VCA, Inc. (a) (b)	120,500	6,555,803
WellCare Health Plans, Inc. (b)	65,758	5,578,251

		27,423,050

Health Care Technology—0.2%
HMS Holdings Corp. (a) (b)	136,381	2,341,662

Hotels, Restaurants & Leisure—3.9%
Brinker International, Inc. (a)	63,500	3,660,775
Cheesecake Factory, Inc. (The) (a)	110,700	6,037,024
Denny’s Corp. (b)	343,919	3,992,900
DineEquity, Inc.	70,143	6,950,470
International Speedway Corp. - Class A (a)	81,173	2,976,614
Krispy Kreme Doughnuts, Inc. (a) (b)	346,985	6,682,931
Ruby Tuesday, Inc. (b)	438,805	2,751,307
Texas Roadhouse, Inc. (a)	149,800	5,607,014
Wendy’s Co. (The) (a)	526,718	5,941,379

		44,600,414

Household Durables—1.9%
Blyth, Inc. (b)	252,731	1,604,842
Dixie Group, Inc. (The) (a) (b)	347,024	3,643,752
Helen of Troy, Ltd. (b)	42,682	4,161,068
Meritage Homes Corp. (a) (b)	157,700	7,426,093
Tupperware Brands Corp. (a)	69,856	4,508,506

		21,344,261

Household Products—1.4%
Central Garden and Pet Co. (a) (b)	286,003	3,020,192
Spectrum Brands Holdings, Inc. (a)	50,271	5,127,139
WD-40 Co. (a)	83,181	7,250,056

		15,397,387

Insurance—5.9%
Brown & Brown, Inc. (a)	269,443	8,853,897
Endurance Specialty Holdings, Ltd. (a)	75,101	4,934,136
Fidelity & Guaranty Life	104,204	2,462,340
Infinity Property & Casualty Corp. (a)	57,800	4,383,552
ProAssurance Corp.	297,926	13,767,160
RenaissanceRe Holdings, Ltd. (a)	44,866	4,554,348
Selective Insurance Group, Inc.	268,500	7,531,425
StanCorp Financial Group, Inc.	45,100	3,410,011
Stewart Information Services Corp. (a)	105,354	4,193,089
Validus Holdings, Ltd. (a)	291,144	12,807,425

		66,897,383

IT Services—1.1%
Acxiom Corp. (a) (b)	165,511	2,909,683
DST Systems, Inc.	23,315	2,937,224
Sykes Enterprises, Inc. (b)	259,873	6,301,920

		12,148,827

Life Sciences Tools & Services—0.8%
Bio-Rad Laboratories, Inc. - Class A (b)	30,869	4,649,180

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—(Continued)
VWR Corp. (a) (b)	147,265	$3,936,394

		8,585,574

Machinery—6.1%
Altra Industrial Motion Corp. (a)	157,900	4,291,722
Barnes Group, Inc.	128,900	5,025,811
Briggs & Stratton Corp. (a)	203,243	3,914,460
CIRCOR International, Inc. (a)	83,193	4,536,514
Douglas Dynamics, Inc. (a)	326,126	7,005,187
EnPro Industries, Inc. (a)	57,300	3,278,706
ESCO Technologies, Inc. (a)	152,113	5,690,547
Hillenbrand, Inc.	171,227	5,256,669
ITT Corp.	247,600	10,359,584
Kadant, Inc.	180,028	8,497,322
Mueller Industries, Inc. (a)	306,675	10,647,756

		68,504,278

Marine—0.7%
Kirby Corp. (a) (b)	42,700	3,273,382
Matson, Inc.	105,100	4,418,404

		7,691,786

Media—1.3%
AH Belo Corp. - Class A (a)	606,451	3,396,125
Cinemark Holdings, Inc.	104,200	4,185,714
Meredith Corp. (a)	75,900	3,958,185
New Media Investment Group, Inc. (a)	178,846	3,206,709

		14,746,733

Metals & Mining—1.1%
Kaiser Aluminum Corp. (a)	104,400	8,673,552
Ryerson Holding Corp. (a) (b)	174,800	1,590,680
TimkenSteel Corp. (a)	95,891	2,588,098

		12,852,330

Multi-Utilities—0.7%
Black Hills Corp.	81,900	3,574,935
NorthWestern Corp. (a)	99,700	4,860,375

		8,435,310

Oil, Gas & Consumable Fuels—2.2%
Bonanza Creek Energy, Inc. (a) (b)	152,800	2,788,600
Gulfport Energy Corp. (b)	71,420	2,874,655
Jones Energy, Inc. - Class A (b)	95,000	859,750
Oasis Petroleum, Inc. (b)	247,000	3,914,950
PDC Energy, Inc. (a) (b)	53,505	2,870,008
SM Energy Co. (a)	84,800	3,910,976
Stone Energy Corp. (a) (b)	250,200	3,150,018
Whiting Petroleum Corp. (b)	136,700	4,593,120

		24,962,077

Paper & Forest Products—1.9%
Clearwater Paper Corp. (b)	55,700	3,191,610
Neenah Paper, Inc. (a)	123,381	7,274,544

Paper & Forest Products—(Continued)
PH Glatfelter Co.	213,100	4,686,069
Schweitzer-Mauduit International, Inc. (a)	166,283	6,631,366

		21,783,589

Pharmaceuticals—0.3%
Theravance, Inc. (a)	215,016	3,885,339

Professional Services—0.6%
Korn/Ferry International	185,410	6,446,706

Real Estate Investment Trusts—4.2%
Apollo Commercial Real Estate Finance, Inc. (a)	149,115	2,449,960
Brandywine Realty Trust	340,800	4,525,824
Communications Sales & Leasing, Inc. (a) (b)	119,914	2,964,274
Education Realty Trust, Inc.	94,967	2,978,165
Gramercy Property Trust, Inc.	160,014	3,739,527
Hatteras Financial Corp. (a)	422,509	6,886,897
Healthcare Realty Trust, Inc.	157,400	3,661,124
Highwoods Properties, Inc. (a)	138,500	5,533,075
Lexington Realty Trust (a)	482,800	4,094,144
Ramco-Gershenson Properties Trust	196,100	3,200,352
Summit Hotel Properties, Inc.	272,200	3,541,322
Washington Real Estate Investment Trust (a)	162,500	4,216,875

		47,791,539

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	114,900	4,527,060

Road & Rail—0.7%
Saia, Inc. (a) (b)	72,300	2,840,667
Werner Enterprises, Inc. (a)	197,100	5,173,875

		8,014,542

Semiconductors & Semiconductor Equipment—1.8%
Cirrus Logic, Inc. (b)	119,300	4,059,779
DSP Group, Inc. (a) (b)	273,200	2,822,156
Exar Corp. (a) (b)	204,993	2,004,832
ON Semiconductor Corp. (b)	600,900	7,024,521
Teradyne, Inc.	256,500	4,947,885

		20,859,173

Software—2.8%
ACI Worldwide, Inc. (a) (b)	193,670	4,758,472
NetScout Systems, Inc. (a) (b)	130,000	4,767,100
Progress Software Corp. (b)	179,678	4,941,145
PTC, Inc. (a) (b)	153,300	6,288,366
Synopsys, Inc. (a) (b)	204,200	10,342,730

		31,097,813

Specialty Retail—2.3%
Asbury Automotive Group, Inc. (b)	36,600	3,316,692
Ascena Retail Group, Inc. (a) (b)	169,636	2,825,288
Cato Corp. (The) - Class A (a)	71,754	2,781,185
Christopher & Banks Corp. (a) (b)	315,604	1,265,572
Finish Line, Inc. (The) - Class A (a)	121,500	3,380,130

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Genesco, Inc. (a) (b)	41,900	$2,766,657
Guess?, Inc. (a)	257,065	4,927,936
Pier 1 Imports, Inc. (a)	234,626	2,963,326
Stage Stores, Inc.	108,100	1,894,993

		26,121,779

Technology Hardware, Storage & Peripherals—1.4%
Electronics For Imaging, Inc. (b)	142,400	6,195,824
Imation Corp. (a) (b)	1,423,110	5,777,827
Super Micro Computer, Inc. (a) (b)	131,700	3,895,686

		15,869,337

Textiles, Apparel & Luxury Goods—1.3%
Delta Apparel, Inc. (a) (b)	222,700	3,184,610
Iconix Brand Group, Inc. (a) (b)	79,656	1,989,010
Steven Madden, Ltd. (a) (b)	128,100	5,480,118
Wolverine World Wide, Inc. (a)	145,600	4,146,688

		14,800,426

Tobacco—0.2%
Universal Corp. (a)	42,562	2,439,654

Trading Companies & Distributors—0.7%
H&E Equipment Services, Inc.	241,600	4,824,752
WESCO International, Inc. (a) (b)	40,100	2,752,464

		7,577,216

Total Common Stocks (Cost $1,102,173,353)		1,122,763,172

Short-Term Investments—27.0%

Mutual Fund—26.4%
State Street Navigator Securities Lending MET Portfolio (c)	297,982,611	297,982,611

Security Description	Principal Amount*	Value

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $7,122,712 on 07/01/15, collateralized by $7,160,000 U.S. Treasury Note at 1.375% due 07/31/18 with a value of $7,267,400.	7,122,712	7,122,712

Total Short-Term Investments (Cost $305,105,323)		305,105,323

Total Investments—126.5% (Cost $1,407,278,676) (d)		1,427,868,495
Other assets and liabilities (net)—(26.5)%		(299,023,420)

Net Assets—100.0%		$1,128,845,075

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $301,303,627 and the collateral received consisted of cash in the amount of $297,982,611 and non-cash collateral with a value of $9,590,288. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $1,407,278,676. The aggregate unrealized appreciation and depreciation of investments were $80,085,221 and $(59,495,402), respectively, resulting in net unrealized appreciation of $20,589,819.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,122,763,172	$—	$—	$1,122,763,172
Short-Term Investments
Mutual Fund	297,982,611	—	—	297,982,611
Repurchase Agreement	—	7,122,712	—	7,122,712
Total Short-Term Investments	297,982,611	7,122,712	—	305,105,323
Total Investments	$1,420,745,783	$7,122,712	$—	$1,427,868,495

Collateral for securities loaned (Liability)	$—	$(297,982,611)	$—	$(297,982,611)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,427,868,495
Receivable for:
Investments sold	4,270,248
Fund shares sold	97,605
Dividends	1,737,515

Total Assets	1,433,973,863
Liabilities
Due to custodian	462,792
Collateral for securities loaned	297,982,611
Payables for:
Investments purchased	5,300,865
Fund shares redeemed	289,629
Accrued expenses:
Management fees	689,331
Distribution and service fees	103,709
Deferred trustees’ fees	76,247
Other expenses	223,604

Total Liabilities	305,128,788

Net Assets	$1,128,845,075

Net assets consist of:
Paid in surplus	$1,087,611,174
Undistributed net investment income	6,557,739
Accumulated net realized gain	14,084,248
Unrealized appreciation on investments and foreign currency transactions	20,591,914

Net Assets	$1,128,845,075

Net Assets
Class A	$626,650,079
Class B	502,194,996
Capital Shares Outstanding*
Class A	45,846,237
Class B	37,051,412
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.67
Class B	13.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,407,278,676.
(b)	Includes securities loaned at value of $301,303,627.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$10,906,935
Interest	57
Securities lending income	403,496

Total investment income	11,310,488
Expenses
Management fees	4,261,131
Administration fees	13,585
Custodian and accounting fees	70,720
Distribution and service fees—Class B	639,082
Audit and tax services	20,058
Legal	14,898
Trustees’ fees and expenses	19,730
Shareholder reporting	51,879
Insurance	3,972
Miscellaneous	8,230

Total expenses	5,103,285
Less management fee waiver	(39,086)
Less broker commission recapture	(8,232)

Net expenses	5,055,967

Net Investment Income	6,254,521

Net Realized and Unrealized Gain
Net realized gain on investments	14,843,977

Net change in unrealized appreciation on:
Investments	9,023,968
Foreign currency transactions	457

Net change in unrealized appreciation	9,024,425

Net realized and unrealized gain	23,868,402

Net Increase in Net Assets From Operations	$30,122,923

(a)	Net of foreign withholding taxes of $10,279.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,254,521	$3,741,288
Net realized gain	14,843,977	400,249,529
Net change in unrealized appreciation (depreciation)	9,024,425	(385,939,187)

Increase in net assets from operations	30,122,923	18,051,630

From Distributions to Shareholders
Net investment income
Class A	(2,312,124)	(2,575,767)
Class B	(459,152)	(222,441)
Net realized capital gains
Class A	(221,543,482)	(37,064,844)
Class B	(178,296,033)	(23,606,559)

Total distributions	(402,610,791)	(63,469,611)

Increase (decrease) in net assets from capital share transactions	322,748,976	(312,928,539)

Total decrease in net assets	(49,738,892)	(358,346,520)

Net Assets
Beginning of period	1,178,583,967	1,536,930,487

End of period	$1,128,845,075	$1,178,583,967

Undistributed net investment income
End of period	$6,557,739	$3,074,494

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	156,103	$3,100,947	986,687	$19,594,172
Reinvestments	16,233,184	223,855,606	2,008,136	39,640,611
Redemptions	(2,074,822)	(40,563,455)	(15,863,510)	(316,021,684)

Net increase (decrease)	14,314,465	$186,393,098	(12,868,687)	$(256,786,901)

Class B
Sales	377,352	$7,508,515	1,501,902	$30,143,517
Reinvestments	13,066,900	178,755,185	1,213,289	23,829,000
Redemptions	(2,509,576)	(49,907,822)	(5,455,549)	(110,114,155)

Net increase (decrease)	10,934,676	$136,355,878	(2,740,358)	$(56,141,638)

Increase (decrease) derived from capital shares transactions		$322,748,976		$(312,928,539)

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.51		$21.04	$16.05	$13.57	$15.04	$12.68

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.08	0.07	0.19	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.50		0.30	5.14	2.29	(1.31)	2.51

Total from investment operations	0.62		0.38	5.21	2.48	(1.28)	2.54

Less Distributions
Distributions from net investment income	(0.08)		(0.06)	(0.22)	0.00	(0.19)	(0.18)
Distributions from net realized capital gains	(7.38)		(0.85)	0.00	0.00	0.00	0.00

Total distributions	(7.46)		(0.91)	(0.22)	0.00	(0.19)	(0.18)

Net Asset Value, End of Period	$13.67		$20.51	$21.04	$16.05	$13.57	$15.04

Total Return (%) (b)	2.68	(c)	1.96	32.81	18.28	(8.70)	20.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(d)	0.77	0.76	0.77	0.77	0.78
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.76	0.74	0.76	0.77	0.78
Ratio of net investment income to average net assets (%)	1.21	(d)	0.38	0.37	1.29	0.17	0.22
Portfolio turnover rate (%)	21	(c)	135	46	46	48	11
Net assets, end of period (in millions)	$626.7		$646.7	$934.0	$892.7	$755.1	$580.3

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.36		$20.89	$15.94	$13.51	$14.99	$12.64

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.03	0.02	0.14	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	0.50		0.30	5.11	2.29	(1.30)	2.48

Total from investment operations	0.59		0.33	5.13	2.43	(1.32)	2.50

Less Distributions
Distributions from net investment income	(0.02)		(0.01)	(0.18)	0.00	(0.16)	(0.15)
Distributions from net realized capital gains	(7.38)		(0.85)	0.00	0.00	0.00	0.00

Total distributions	(7.40)		(0.86)	(0.18)	0.00	(0.16)	(0.15)

Net Asset Value, End of Period	$13.55		$20.36	$20.89	$15.94	$13.51	$14.99

Total Return (%) (b)	2.54	(c)	1.72	32.45	17.99	(8.98)	19.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(d)	1.02	1.01	1.02	1.02	1.03
Net ratio of expenses to average net assets (%) (e)	1.02	(d)	1.01	0.99	1.01	1.02	1.03
Ratio of net investment income (loss) to average net assets (%)	0.95	(d)	0.16	0.12	0.96	(0.11)	0.15
Portfolio turnover rate (%)	21	(c)	135	46	46	48	11
Net assets, end of period (in millions)	$502.2		$531.9	$602.9	$517.8	$531.6	$640.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-15

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-16

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $7,122,712, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

MIST-17

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$231,457,659	$0	$246,922,827

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$4,261,131	0.750%	First $1 billion
	0.700%	Over $1 billion

MetLife Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $1 billion

MIST-18

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$2,798,208	$16,135,239	$60,671,403	$—	$63,469,611	$16,135,239

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$43,397,961	$358,806,688	$11,585,399	$—	$413,790,048

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-19

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-20

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the MFS Emerging Markets Equity Portfolio returned 0.55% and 0.39%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned 2.95%.

MARKET ENVIRONMENT / CONDITIONS

Early in the period, the European Central Bank cut policy interest rates deeper into negative territory and announced non-conventional easing measures, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in U.S. equities alongside a decline in U.S. and global bond yields. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, global bond yields rose abruptly, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 U.S. Federal Reserve (the “Fed”) rate hike increased. At the end of the period, the stronger U.S. dollar slowed revenues in many U.S.-based multinational companies.

Emerging markets equities posted gains during the period supported by global economic expansion, lower oil prices, and aggressive central-bank activity outside the U.S. Additionally, late in the period it began to appear that the Fed was not in a rush to raise interest rates. Chinese equities were boosted by a substantial liquidity driven rally in the China A-share market (China’s onshore market in Shanghai) which carried over to the H-Share (Chinese companies listed in Hong Kong). The rally was driven by the implementation of the Shanghai-Hong Kong Stock Connect scheme, which allows cross border flows between participants in the Shanghai and the Hong Kong markets. This prompted a huge inflow of speculative retail money into the stock market, even as the Chinese economy was slowing down, followed by a marked sell-off late in the period. Among other large emerging economies, Russia remained one of the top performers, helped by stability in oil prices and relative calm in the Ukraine. Brazilian equities gained as growth early in the period was better than expected, and the pace at which inflation was rising slowed. Although much smaller in terms of the size of its economy, Greece continued to dominate headlines based on fears of default and that it might exit the eurozone.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Security selection in the Energy sector negatively impacted the Portfolio’s performance relative to the MSCI Emerging Markets Index. Within this sector, an overweight position in Chinese coal producer China Shenhua Energy and holdings in Canadian oil & gas exploration company Gran Tierra Energy detracted from relative results.

Stock selection in the Industrials and Information Technology (“IT”) sectors also held back relative returns. There were no stocks within the Industrials sector that were among the Portfolio’s top relative detractors for the period. Within the IT sector, not holding internet company Tencent Holdings (China) weakened relative results as the stock traded higher during the period. We have preferred to own Tencent through holdings in multinational media company Naspers (South Africa), a large shareholder in Tencent, as Naspers trades at a valuation discount to Tencent and provides optionality via its other internet holdings in emerging markets. Additionally, an overweight position in weak-performing integrated circuits manufacturer Mediatek (Taiwan) also hurt relative returns.

Elsewhere, overweight positions in Thai banking firm Kasikornbank, Brazilian educational services companies Estacio Participacoes, motor vehicles manufacturer KIA Motors (South Korea), over-the-counter pharmaceutical and personal care products manufacturer Genomma Lab Internacional (Mexico), insurance and healthcare services provider Qualicorp (Brazil), and integrated financial services company Garanti Bank (Turkey) weighed on relative performance.

Strong stock selection in the Materials sector was a positive factor for relative performance. However, there were no stocks within this sector that were among the Portfolio’s top relative contributors for the period.

In other sectors, overweight positions in multinational media company Naspers (South Africa), household goods and cosmetic products manufacturer LG Household & Health Care (South Korea), retail stores operator Magnit (Russia), financial services provider China Construction Bank (China), housing finance company Housing Development Finance (India), natural gas and crude oil producer Novatek OAO (Russia), ayurvedic and natural health care products maker Dabur India (India), and insurance company Cathay Financial (Taiwan) boosted relative returns. Additionally, holdings of U.S.-based custom IT consulting and technology services provider Cognizant Technologies and Hong Kong-based banking and financial services provider BOC Hong Kong also supported relative performance.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, benefited relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for the Portfolio to have different currency exposure than the benchmark.

Over the six month period ending June 30, 2015, the Portfolio had consistently maintained a bias towards high-quality, above-average growth companies. We rely on our global research platform to identify companies that meet our five key criteria: free cash flow generation, high returns on invested capital, low leverage, strong corporate governance, and reasonable valuation.

MIST-1

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*—(Continued)

The Portfolio continued to favor a number of companies with exposure to the growth of domestic consumption. In the Consumer Staples sector, this includes consumer products manufacturers in India and Mexico, and food and beverage companies in China and South Africa. In the leisure sector, the Portfolio had exposure to media companies in Malaysia and South Africa, as well as gaming and lodging companies in Asia.

In Autos and Housing, the Portfolio’s performance has been helped by stock picking and staying out of the weaker performing Korean automobile company Hyundai Motor. Our avoidance of some of the Chinese automobile companies has also benefited relative performance. Lastly, we started a position in Bajaj Auto (India). With their new product launches Bajaj is looking to regain market share and with favorable credit markets in India, earnings growth is likely to restart again.

In Basic Materials, we lowered the Portfolio’s position to metals while increasing its position in miners. Our concern over the longer term supply-demand prospects of iron ore caused us to sell out of the Portfolio’s position in Brazilian Vale while we increased its exposure to Grupo Mexico as we began to feel more comfortable with copper dynamics and production growth. After years of underperformance, we also ramped up on Korean specialty chemicals company LG Chemical given attractive valuations and a better profit environment.

Although we have been increasing the Portfolio’s exposure to Financials Services, we have remained underweight Chinese banks given our concerns on balance sheets and credit quality. We have however, been increasing the Portfolio’s exposure to insurance companies as this is an underpenetrated market with significant upside potential. During the period, we added to both Samsung Fire and Marine and Cathay Financial.

Jose Luis Garcia

Robert Lau

Portfolio Managers

MFS Investment Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	Since Inception[2]
MFS Emerging Markets Equity Portfolio
Class A	0.55	-10.18	2.35	1.87
Class B	0.39	-10.50	2.08	1.61
MSCI Emerging Markets Index	2.95	-5.12	3.68	4.04

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

2 Inception dates of the Class A and Class B shares is 5/1/2006. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	5.6
Naspers, Ltd. - N Shares	4.3
Samsung Electronics Co., Ltd.	3.9
China Construction Bank Corp. - Class H	3.5
Housing Development Finance Corp., Ltd.	3.3
Cognizant Technology Solutions Corp. - Class A	2.3
LG Household & Health Care, Ltd.	2.0
Techtronic Industries Co., Ltd.	2.0
Cathay Financial Holding Co., Ltd.	1.9
Guangzhou Automobile Group Co., Ltd. - Class H	1.8

Top Countries

% of Net Assets
China	14.5
South Korea	11.2
Taiwan	10.8
Hong Kong	9.1
South Africa	8.5
India	8.3
Brazil	5.7
United States	5.5
Mexico	5.4
Russia	3.4

MIST-3

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 - June 30, 2015
Class A(a)	Actual	0.99%	$1,000.00	$1,005.50	$4.92
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

Class B(a)	Actual	1.24%	$1,000.00	$1,005.00	$6.16
	Hypothetical*	1.24%	$1,000.00	$1,018.65	$6.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Australia—0.4%
Iluka Resources, Ltd. (a)	1,032,227	$6,081,834

Brazil—5.7%
Alupar Investimento S.A.	745,754	3,988,900
Ambev S.A. (ADR)	2,824,193	17,227,577
BB Seguridade Participacoes S.A.	575,332	6,310,129
BM&FBovespa S.A.	1,646,110	6,205,143
Brasil Insurance Participacoes e Administracao S.A.	2,005,431	812,725
BRF S.A.	246,259	5,202,242
Estacio Participacoes S.A.	1,382,011	8,001,093
Fibria Celulose S.A.	525,793	7,173,825
Gerdau S.A. (ADR) (a)	1,201,560	2,895,760
Iguatemi Empresa de Shopping Centers S.A.	193,736	1,532,266
Localiza Rent a Car S.A.	408,156	4,028,917
M Dias Branco S.A.	193,644	5,107,204
Mills Estruturas e Servicos de Engenharia S.A. (b)	1,558,846	3,384,327
Odontoprev S.A.	1,351,961	4,687,575
Qualicorp S.A.	1,242,386	7,876,050

		84,433,733

Canada—0.7%
Gran Tierra Energy, Inc. (b)	3,401,227	10,184,619

Chile—0.9%
Banco Santander Chile (ADR)	178,480	3,614,220
S.A.C.I. Falabella	1,530,312	10,688,425

		14,302,645

China—14.5%
51job, Inc. (ADR) (b)	329,681	10,958,597
Alibaba Group Holding, Ltd. (ADR) (b)	236,880	19,488,118
Belle International Holdings, Ltd.	4,599,000	5,276,701
China Construction Bank Corp. - Class H	56,527,060	51,422,776
China Mobile, Ltd.	741,000	9,491,085
China Pacific Insurance Group Co., Ltd. - Class H	5,616,400	26,822,415
China Resources Gas Group, Ltd.	6,346,000	18,703,816
China Shenhua Energy Co., Ltd. - Class H	7,763,500	17,696,489
Guangzhou Automobile Group Co., Ltd. - Class H	29,326,000	27,164,716
Want Want China Holdings, Ltd. (a)	20,162,000	21,243,414
Wumart Stores, Inc. - Class H (a)	9,685,000	6,762,118

		215,030,245

Colombia—0.6%
Bancolombia S.A. (ADR) (a)	204,981	8,814,183

Czech Republic—0.6%
Komercni Banka A/S	42,039	9,317,793

Greece—1.1%
Diana Shipping, Inc. (a) (b)	1,324,344	9,336,625
Hellenic Telecommunications Organization S.A.	722,495	6,494,916

		15,831,541

Hong Kong—9.1%
Ajisen China Holdings, Ltd.	6,279,000	3,349,105
BOC Hong Kong Holdings, Ltd.	5,262,000	21,948,781
Dairy Farm International Holdings, Ltd.	899,400	7,779,379
First Pacific Co., Ltd.	13,966,650	11,750,591
Global Brands Group Holding, Ltd. (b)	60,486,000	12,534,407
Hang Lung Properties, Ltd.	6,708,000	19,895,236
Pacific Basin Shipping, Ltd. (a)	13,450,752	4,504,730
Sands China, Ltd.	1,712,800	5,740,486
Stella International Holdings, Ltd.	7,830,500	18,643,422
Techtronic Industries Co., Ltd.	8,802,500	29,098,439

		135,244,576

India—8.3%
Bajaj Auto, Ltd.	134,826	5,366,930
CESC, Ltd.	1,361,787	11,873,214
Coal India, Ltd.	1,075,150	7,093,570
Dabur India, Ltd.	4,443,994	19,567,623
Housing Development Finance Corp., Ltd.	2,405,934	48,966,059
ITC, Ltd.	223,739	1,108,639
Kotak Mahindra Bank, Ltd.	613,846	13,228,647
Shriram Transport Finance Co., Ltd.	606,323	8,096,298
Sun Pharmaceutical Industries, Ltd.	561,926	7,718,831

		123,019,811

Indonesia—0.5%
Gudang Garam Tbk PT	1,344,000	4,539,049
XL Axiata Tbk PT (b)	11,451,500	3,162,739

		7,701,788

Japan—1.1%
Glory, Ltd.	123,300	3,649,385
Inpex Corp. (a)	1,180,000	13,420,483

		17,069,868

Malaysia—0.9%
Astro Malaysia Holdings Bhd	2,420,800	1,975,448
Public Bank Bhd	1,869,472	9,275,625
Top Glove Corp. Bhd	1,379,100	2,430,791

		13,681,864

Mexico—5.4%
Bolsa Mexicana de Valores S.A.B. de C.V.	3,165,746	5,478,498
Cemex S.A.B. de C.V. (ADR) (b)	878,198	8,044,294
Concentradora Fibra Danhos S.A. de C.V. (REIT) (a)	2,418,845	5,666,415
Concentradora Fibra Hotelera Mexicana S.A. de C.V. (REIT) (a)	4,739,369	5,222,578
Genomma Lab Internacional S.A.B. de C.V. - Class B (b)	5,751,009	5,722,652
Grupo Financiero Banorte S.A.B. de C.V. - Class O (a)	1,973,463	10,850,751
Grupo Financiero Inbursa S.A.B. de C.V. (a)	1,825,439	4,140,410
Grupo Lala S.A.B. de C.V. (a)	2,314,637	4,840,599
Grupo Mexico S.A.B. de C.V. - Series B (a)	3,004,777	9,040,617

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Mexico—(Continued)
Prologis Property Mexico S.A. de C.V. (REIT) (b)	3,568,724	$6,007,854
Promotora y Operadora de Infraestructura S.A.B. de C.V. (b)	380,753	4,074,608
Wal-Mart de Mexico S.A.B. de C.V. - Series V	4,385,027	10,710,430

		79,799,706

Panama—0.2%
Copa Holdings S.A. - Class A (a)	43,765	3,614,551

Peru—0.8%
Credicorp, Ltd.	84,072	11,679,282

Philippines—0.6%
BDO Unibank, Inc.	2,997,580	7,203,088
Universal Robina Corp.	444,820	1,913,611

		9,116,699

Russia—3.4%
Magnit PJSC (b)	100,130	20,448,765
NovaTek OAO (GDR)	175,544	17,891,770
Sberbank of Russia (b)	9,585,565	12,523,675

		50,864,210

South Africa—8.5%
AVI, Ltd.	2,385,301	15,977,720
Clicks Group, Ltd.	1,844,805	13,624,391
Imperial Holdings, Ltd.	437,139	6,653,914
MTN Group, Ltd.	551,981	10,370,638
Naspers, Ltd. - N Shares	416,583	64,413,260
Woolworths Holdings, Ltd.	1,814,619	14,672,175

		125,712,098

South Korea—11.2%
E-Mart Co., Ltd.	30,449	6,274,977
Kia Motors Corp. (a)	594,758	24,296,954
LG Chem, Ltd.	60,984	15,198,759
LG Household & Health Care, Ltd.	43,248	29,749,219
NAVER Corp.	20,575	11,686,160
Samsung Electronics Co., Ltd.	51,543	58,551,993
Samsung Fire & Marine Insurance Co., Ltd.	62,691	16,418,193
TK Corp. (a) (b)	457,544	4,182,221

		166,358,476

Taiwan—10.8%
Cathay Financial Holding Co., Ltd.	15,904,650	27,749,717
E.Sun Financial Holding Co., Ltd.	38,535,185	25,764,746
Largan Precision Co., Ltd.	40,000	4,579,949
MediaTek, Inc.	1,389,000	19,080,317
Taiwan Semiconductor Manufacturing Co., Ltd.	18,465,842	83,204,641

		160,379,370

Thailand—2.7%
Bangkok Bank PCL	2,532,700	13,347,563
Kasikornbank PCL (NVDR)	2,970,000	16,593,483
PTT Global Chemical PCL	4,835,300	9,913,829

		39,854,875

Turkey—1.3%
Turkiye Garanti Bankasi A/S	4,574,563	14,238,194
Turkiye Sinai Kalkinma Bankasi A/S	8,116,633	5,139,587

		19,377,781

United Arab Emirates—0.8%
Emaar Malls Group PJSC (b)	382,654	347,535
Lamprell plc (b)	4,683,266	11,095,306

		11,442,841

United Kingdom—2.7%
SABMiller plc	501,591	26,004,229
Standard Chartered plc (a)	847,556	13,732,958

		39,737,187

United States—4.3%
Cognizant Technology Solutions Corp. - Class A (b)	565,229	34,529,839
EPAM Systems, Inc. (b)	246,429	17,553,138
Samsonite International S.A.	3,295,800	11,367,879

		63,450,856

Total Common Stocks (Cost $1,464,466,416)		1,442,102,432

Warrants—1.2%

Thailand—0.0%
Minor International PCL, Expires 11/03/17 (b)	945,828	113,134

United Arab Emirates—1.2%
First Gulf Bank PJSC, Expires 08/14/15 (b)	1,864,079	7,661,365
Union National Bank PJSC, Expires 05/15/17 (b)	5,273,879	9,764,059

		17,425,424

Total Warrants (Cost $16,731,067)		17,538,558

Short-Term Investments—5.4%

Mutual Fund—4.2%
State Street Navigator Securities Lending MET Portfolio (c)	62,379,175	62,379,175

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $17,728,868 on 07/01/15, collateralized by $17,995,000 U.S. Treasury Note at 1.375% due 12/31/18 with a value of $18,084,975.	17,728,868	$17,728,868

Total Short-Term Investments (Cost $80,108,043)		80,108,043

Total Investments—103.7% (Cost $1,561,305,526) (d)		1,539,749,033
Other assets and liabilities (net)—(3.7)%		(54,934,595)

Net Assets—100.0%		$1,484,814,438

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $70,379,384 and the collateral received consisted of cash in the amount of $62,379,175 and non-cash collateral with a value of $12,238,651. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $1,561,305,526. The aggregate unrealized appreciation and depreciation of investments were $170,824,981 and $(192,381,474), respectively, resulting in net unrealized depreciation of $(21,556,493).
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(NVDR)—	Non-Voting Depository Receipts
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of June 30, 2015 (Unaudited)	% of Net Assets
Banks	17.0
Semiconductors & Semiconductor Equipment	6.9
Insurance	5.3
Media	4.5
Oil, Gas & Consumable Fuels	4.5
Food & Staples Retailing	4.4
Technology Hardware, Storage & Peripherals	3.9
Automobiles	3.8
Food Products	3.7
IT Services	3.5

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$6,081,834	$—	$6,081,834
Brazil	84,433,733	—	—	84,433,733
Canada	10,184,619	—	—	10,184,619

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Chile	$14,302,645	$—	$—	$14,302,645
China	30,446,715	184,583,530	—	215,030,245
Colombia	8,814,183	—	—	8,814,183
Czech Republic	—	9,317,793	—	9,317,793
Greece	9,336,625	6,494,916	—	15,831,541
Hong Kong	—	135,244,576	—	135,244,576
India	—	123,019,811	—	123,019,811
Indonesia	—	7,701,788	—	7,701,788
Japan	—	17,069,868	—	17,069,868
Malaysia	—	13,681,864	—	13,681,864
Mexico	79,799,706	—	—	79,799,706
Panama	3,614,551	—	—	3,614,551
Peru	11,679,282	—	—	11,679,282
Philippines	—	9,116,699	—	9,116,699
Russia	32,972,440	17,891,770	—	50,864,210
South Africa	—	125,712,098	—	125,712,098
South Korea	—	166,358,476	—	166,358,476
Taiwan	—	160,379,370	—	160,379,370
Thailand	23,261,392	16,593,483	—	39,854,875
Turkey	—	19,377,781	—	19,377,781
United Arab Emirates	—	11,442,841	—	11,442,841
United Kingdom	—	39,737,187	—	39,737,187
United States	52,082,977	11,367,879	—	63,450,856
Total Common Stocks	360,928,868	1,081,173,564	—	1,442,102,432
Total Warrants*	17,538,558	—	—	17,538,558
Short-Term Investments
Mutual Fund	62,379,175	—	—	62,379,175
Repurchase Agreement	—	17,728,868	—	17,728,868
Total Short-Term Investments	62,379,175	17,728,868	—	80,108,043
Total Investments	$440,846,601	$1,098,902,432	$—	$1,539,749,033

Collateral for Securities Loaned (Liability)	$—	$(62,379,175)	$—	$(62,379,175)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $90,266,453 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $1,570,854 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,539,749,033
Cash denominated in foreign currencies (c)	3,154,168
Receivable for:
Investments sold	9,905,429
Fund shares sold	280,265
Dividends	8,047,011

Total Assets	1,561,135,906
Liabilities
Collateral for securities loaned	62,379,175
Payables for:
Investments purchased	10,694,101
Fund shares redeemed	192,920
Foreign taxes	935,410
Accrued expenses:
Management fees	1,055,646
Distribution and service fees	122,323
Deferred trustees’ fees	76,247
Other expenses	865,646

Total Liabilities	76,321,468

Net Assets	$1,484,814,438

Net assets consist of:
Paid in surplus	$1,648,991,270
Distributions in excess of net investment income	(568,210)
Accumulated net realized loss	(141,107,525)
Unrealized depreciation on investments and foreign currency transactions (d)	(22,501,097)

Net Assets	$1,484,814,438

Net Assets
Class A	$896,103,678
Class B	588,710,760
Capital Shares Outstanding*
Class A	94,523,450
Class B	62,593,318
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.48
Class B	9.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,561,305,526.
(b)	Includes securities loaned at value of $70,379,384.
(c)	Identified cost of cash denominated in foreign currencies was $3,156,660.
(d)	Includes foreign capital gains tax of $935,410

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$19,243,380
Interest	7,372
Securities lending income	175,219

Total investment income	19,425,971
Expenses
Management fees	6,565,344
Administration fees	17,691
Custodian and accounting fees	809,816
Distribution and service fees—Class B	754,823
Audit and tax services	27,307
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	61,110
Insurance	5,298
Miscellaneous	44,287

Total expenses	8,319,666
Less management fee waiver	(123,972)

Net expenses	8,195,694

Net Investment Income	11,230,277

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments (b)	(21,106,285)
Foreign currency transactions	(56,139)

Net realized loss	(21,162,424)

Net change in unrealized appreciation on:
Investments (c)	17,930,032
Foreign currency transactions	3,590

Net change in unrealized appreciation	17,933,622

Net realized and unrealized loss	(3,228,802)

Net Increase in Net Assets From Operations	$8,001,475

(a)	Net of foreign withholding taxes of $2,110,203.
(b)	Net of foreign capital gains tax of $1,084,818.
(c)	Includes change in foreign capital gains tax of $1,954,387.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,230,277	$19,769,741
Net realized loss	(21,162,424)	(27,758,692)
Net change in unrealized appreciation (depreciation)	17,933,622	(87,267,948)

Increase (decrease) in net assets from operations	8,001,475	(95,256,899)

From Distributions to Shareholders
Net investment income
Class A	(17,919,529)	(11,867,740)
Class B	(10,358,294)	(5,331,917)

Total distributions	(28,277,823)	(17,199,657)

Increase (decrease) in net assets from capital share transactions	34,145,915	(137,354,849)

Total increase (decrease) in net assets	13,869,567	(249,811,405)

Net Assets
Beginning of period	1,470,944,871	1,720,756,276

End of period	$1,484,814,438	$1,470,944,871

Undistributed (distributions in excess of) net investment income
End of period	$(568,210)	$16,479,336

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	2,667,778	$25,937,509	8,738,255	$85,695,667
Reinvestments	1,884,283	17,919,529	1,173,862	11,867,740
Redemptions	(864,399)	(8,621,766)	(22,600,851)	(233,331,033)

Net increase (decrease)	3,687,662	$35,235,272	(12,688,734)	$(135,767,626)

Class B
Sales	2,689,959	$25,954,237	10,307,746	$103,639,530
Reinvestments	1,098,440	10,358,294	531,067	5,331,917
Redemptions	(3,841,387)	(37,401,888)	(10,809,579)	(110,558,670)

Net increase (decrease)	(52,988)	$(1,089,357)	29,234	$(1,587,223)

Increase (decrease) derived from capital shares transactions		$34,145,915		$(137,354,849)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.62		$10.39	$11.04	$9.36	$11.65	$9.50

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.13	0.13	0.15	0.16	0.12
Net realized and unrealized gain (loss) on investments	(0.03)		(0.79)	(0.64)	1.63	(2.28)	2.15

Total from investment operations	0.05		(0.66)	(0.51)	1.78	(2.12)	2.27

Less Distributions
Distributions from net investment income	(0.19)		(0.11)	(0.14)	(0.10)	(0.17)	(0.12)

Total distributions	(0.19)		(0.11)	(0.14)	(0.10)	(0.17)	(0.12)

Net Asset Value, End of Period	$9.48		$9.62	$10.39	$11.04	$9.36	$11.65

Total Return (%) (b)	0.55	(c)	(6.41)	(4.61)	19.10	(18.42)	24.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(d)	1.01	1.02	1.07	1.09	1.12
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	0.99	1.01	1.07	1.09	1.12
Ratio of net investment income to average net assets (%)	1.60	(d)	1.30	1.28	1.50	1.50	1.19
Portfolio turnover rate (%)	19	(c)	49	33	29	40	35
Net assets, end of period (in millions)	$896.1		$873.8	$1,075.9	$578.1	$473.5	$596.0

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.53		$10.30	$10.94	$9.27	$11.56	$9.44

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.11	0.10	0.13	0.14	0.09
Net realized and unrealized gain (loss) on investments	(0.01)		(0.80)	(0.62)	1.62	(2.28)	2.13

Total from investment operations	0.05		(0.69)	(0.52)	1.75	(2.14)	2.22

Less Distributions
Distributions from net investment income	(0.17)		(0.08)	(0.12)	(0.08)	(0.15)	(0.10)

Total distributions	(0.17)		(0.08)	(0.12)	(0.08)	(0.15)	(0.10)

Net Asset Value, End of Period	$9.41		$9.53	$10.30	$10.94	$9.27	$11.56

Total Return (%) (b)	0.50	(c)(f)	(6.70)	(4.80)	18.90	(18.70)	23.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.26	(d)	1.26	1.27	1.32	1.34	1.37
Net ratio of expenses to average net assets (%) (e)	1.24	(d)	1.24	1.26	1.32	1.34	1.37
Ratio of net investment income to average net assets (%)	1.33	(d)	1.05	0.95	1.25	1.30	0.90
Portfolio turnover rate (%)	19	(c)	49	33	29	40	35
Net assets, end of period (in millions)	$588.7		$597.1	$644.8	$641.3	$544.3	$576.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-12

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

MIST-13

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $17,728,868, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

MIST-14

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$294,037,611	$0	$284,013,555

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $127,654 in purchases and $782,126 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$6,565,344	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-15

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	$500 million to $1 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$17,199,657	$19,623,222	$—	$—	$17,199,657	$19,623,222

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,066,348	$—	$(59,048,938)	$(78,185,166)	$(34,665,303)	$(143,833,059)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MIST-16

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had short term post-enactment accumulated capital losses of $9,421,632, long term post-enactment accumulated capital losses of $25,243,671, and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $78,185,166.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

MFS Research International Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the MFS Research International Portfolio returned 7.26%, 7.14%, and 7.11%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country World ex-U.S. Index2, returned 5.52% and 4.03%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Early in the period, the European Central Bank cut policy interest rates deeper into negative territory and announced non-conventional easing measures, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in U.S. equities alongside a decline in U.S. and global bond yields. A rising U.S. dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, global bond yields rose abruptly, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 U.S. Federal Reserve rate hike increased. At the end of the period, the stronger U.S. dollar slowed revenues in many U.S.-based multinational companies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Strong stock selection in the Financials sector was a primary contributor to performance relative to the MSCI EAFE Index. An overweight position in investment management and banking firm UBS (Switzerland), financial services firms ING Groep (Netherlands), AEON Credit Service (Japan), and KBC Groep (Belgium) strengthened relative performance. An overweight position in diversified financial services firm Mitsubishi UFJ Financial Group (Japan) and not owning financial services firm Banco Santander (Spain) also aided relative results.

Elsewhere, the Portfolio’s overweight positions in pharmaceutical companies Santen Pharmaceutical (Japan) and Valeant Pharmaceuticals International (Canada) bolstered relative results. In addition, an overweight to tobacco producer Japan Tobacco (Japan) aided relative returns. Holdings of consumer staples company Sundrug (Japan) also strengthened relative performance.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Portfolio to have different currency exposure than the benchmark.

Weak stock selection within the Industrials sector detracted from relative performance, led by the Portfolio’s overweight positions in manufacturer of electrical distribution equipment Schneider Electric (France), diversified electrical engineering company Siemens (Germany), and U.S. mining equipment manufacturer Joy Global.

Elsewhere, the Portfolio’s overweight positions in mining operator Rio Tinto (Australia), energy and environmental services giant GDF SUEZ (France), financial services firm Royal Bank of Scotland (United Kingdom), integrated circuits manufacturer MediaTek (Taiwan), diversified bank Westpac Banking (Australia), and global energy and petrochemicals company Royal Dutch Shell (United Kingdom) dampened relative performance. Not owning pharmaceutical company Novo Nordisk (Denmark) also hurt relative results as the company performed strongly over the reporting period.

The Research International strategy is a sector-neutral Portfolio that emphasizes bottom-up fundamental analysis. The focus is on high quality companies whose growth rates and fundamentals are not properly reflected in their valuation. Our sector-neutral approach relies on stock picking to drive alpha, therefore regional and industry allocation is strictly a by-product of where our analysts are finding attractive investment opportunities. That said, on a regional basis, market valuations and opportunity have combined to slightly increase our investment for the period in distinct sectors in Asia Pacific ex-Japan, United Kingdom, and Japan. Conversely, we have decreased exposure in the strategy to Europe ex-U.K., Emerging Markets, and North America.

During the period, we maintained our anti-cyclical pro-defensive bias in Capital Goods. Portfolio positioning has been driven more by bottom up quality preference than an explicit bearish view on the macro. According to our normalized commodity price framework, the mining industry started to look cheap. Because of this, we added to Rio Tinto, our preferred name in the subsector, which took us to a slightly overweight position at period end.

Over the period, we noted the continued strength of the European cyclical stocks within the sector. With limited earnings upgrades, many stocks had re-rated and we responded by reducing positions where valuations appeared most misaligned versus growth expectations.

Broadly speaking, U.S. dollar strength has been a positive for Consumer Staples within the current Portfolio. Currency volatility has mostly benefitted the euro-based names, specifically to earnings where the positive impact could run into the mid-teens on a percentage basis. Additionally, lower input costs should be a positive for both the food and household and personal care names. Finally, private equity interest in the sector globally was noteworthy. This appeared to be largely U.S.-focused, so valuations elsewhere were less responsive. Nonetheless, an aggressive focus on costs suggested there may be scope for efficiencies in the sector more broadly.

MIST-1

Met Investors Series Trust

MFS Research International Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*—(Continued)

During the period, oil prices made an attempt to break back upwards, however, the push ran out of momentum on the back of record Saudi production and rising Russian production. The main event of the quarter in Energy was Royal Dutch Shell’s bid for BG Group for a mix of cash and shares. With a wide arbitrage between the implied current bid price and BG’s share price, we rotated some of our Royal Dutch Shell position into BG Group (United Kingdom) during the period.

Although this did not drive our positioning, we were cognizant of the fact that quantitative easing (QE) in both Europe and Japan has been a significant tailwind for Financials. Additionally, the risks we were seeing to balance sheets in terms of asset quality and capital depletion have moderated, leading to a re-rating of banks in both regions. The Portfolio benefited from strong stock selection in both regions as the names we owned have by and large outperformed their regional peers.

In Health Care, we remained focused on companies with long duration cash flows and good capital allocation. During the period, we trimmed the Portfolio’s position in Santen Pharmaceuticals following strong relative performance and reallocated those basis points to the names that have lagged despite solid fundamentals (Roche, Novartis). Overall, the Portfolio’s health care exposure continues to be concentrated in pharmaceuticals, specifically in the European names.

In Telecom, we lowered the Portfolio’s exposure to Japanese KDDI on the back of good performance. This was the Portfolio’s number one position for some time and we felt it made sense to take profits and start a new position in underperforming Softbank (Japan) with the proceeds. As we had mentioned in the past, we like the Japanese telecom business because we like the competitive environment in addition to liking Softbank’s position in Alibaba (China).

Jose Luis Garcia

Thomas Melendez

Portfolio Managers

MFS Investment Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	7.26	-2.87	9.81	6.28
Class B	7.14	-3.06	9.52	6.01
Class E	7.11	-3.04	9.64	6.12
MSCI EAFE Index	5.52	-4.22	9.54	5.12
MSCI AC World (ex-U.S.) Index	4.03	-5.26	7.76	5.54

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Novartis AG	3.2
Roche Holding AG	3.2
Nestle S.A.	3.0
HSBC Holdings plc	2.2
Rio Tinto plc	2.1
Bayer AG	2.0
Denso Corp.	2.0
AIA Group, Ltd.	1.7
Schneider Electric SE	1.6
Mitsubishi UFJ Financial Group, Inc.	1.6

Top Countries

% of Net Assets
Japan	19.5
United Kingdom	19.5
Switzerland	14.3
France	8.6
Germany	6.9
Hong Kong	4.2
Netherlands	3.9
Australia	3.8
United States	3.3
Sweden	2.7

MIST-3

Met Investors Series Trust

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.70%	$1,000.00	$1,072.60	$3.60
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

Class B(a)	Actual	0.95%	$1,000.00	$1,071.40	$4.88
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

Class E(a)	Actual	0.85%	$1,000.00	$1,071.10	$4.36
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—3.8%
APA Group	1,940,480	$12,240,455
Iluka Resources, Ltd. (a)	1,853,670	10,921,739
Oil Search, Ltd.	1,410,167	7,699,408
Orica, Ltd. (a)	1,059,337	17,362,588
Westpac Banking Corp.	1,282,388	31,796,389

		80,020,579

Belgium—1.1%
KBC Groep NV	348,093	23,238,618

Brazil—0.6%
Gerdau S.A. (ADR) (a)	2,237,340	5,391,990
M Dias Branco S.A.	254,239	6,705,348

		12,097,338

Canada—1.6%
Enbridge, Inc. (a)	254,408	11,897,495
Valeant Pharmaceuticals International, Inc. (b)	97,754	21,716,051

		33,613,546

China—1.0%
Alibaba Group Holding, Ltd. (ADR) (b)	103,133	8,484,752
China Resources Gas Group, Ltd. (a)	4,152,424	12,238,603

		20,723,355

Denmark—0.4%
TDC A/S	1,242,332	9,099,766

France—8.6%
BNP Paribas S.A.	440,671	26,569,420
Danone S.A.	503,367	32,519,635
Dassault Systemes S.A.	96,024	6,980,430
GDF Suez	978,523	18,133,361
L’Oreal S.A.	153,898	27,437,260
Legrand S.A.	119,145	6,684,112
LVMH Moet Hennessy Louis Vuitton SE	125,540	21,976,530
Schneider Electric SE	494,575	34,111,179
Technip S.A.	99,144	6,140,963

		180,552,890

Germany—6.9%
Bayer AG	296,347	41,467,181
Brenntag AG	124,462	7,133,659
Deutsche Wohnen AG	263,144	6,029,420
Infineon Technologies AG	1,166,129	14,470,446
Linde AG	168,889	31,979,270
Siemens AG	303,370	30,550,999
Symrise AG	207,447	12,870,880

		144,501,855

Greece—0.3%
Hellenic Telecommunications Organization S.A.	637,245	5,728,555

Hong Kong—4.2%
AIA Group, Ltd.	5,305,228	34,538,147
BOC Hong Kong Holdings, Ltd.	2,937,500	12,252,859
Cheung Kong Property Holdings, Ltd. (b)	995,514	8,232,218
CK Hutchison Holdings, Ltd.	1,296,514	19,095,225
Esprit Holdings, Ltd. (a)	4,341,097	4,068,825
Global Brands Group Holding, Ltd. (b)	24,880,920	5,156,029
Sands China, Ltd.	1,359,707	4,557,087

		87,900,390

India—1.1%
HDFC Bank, Ltd. (ADR)	208,758	12,636,122
Reliance Industries, Ltd.	617,401	9,673,700

		22,309,822

Italy—2.1%
Enel S.p.A.	2,286,070	10,335,711
Intesa Sanpaolo S.p.A.	6,694,768	24,243,905
Telecom Italia S.p.A. - Risparmio Shares	8,697,141	8,854,517

		43,434,133

Japan—19.5%
AEON Financial Service Co., Ltd. (a)	484,999	13,460,560
Denso Corp.	824,870	41,052,365
Honda Motor Co., Ltd.	946,931	30,612,038
Inpex Corp.	750,786	8,538,908
Japan Tobacco, Inc.	794,031	28,258,146
JSR Corp.	1,645,877	29,038,013
KDDI Corp.	1,098,600	26,421,175
Kubota Corp.	1,153,000	18,274,528
Mitsubishi Corp.	596,454	13,098,011
Mitsubishi UFJ Financial Group, Inc.	4,734,974	33,883,106
Nomura Research Institute, Ltd.	315,484	12,329,867
Ryohin Keikaku Co., Ltd.	34,000	6,588,473
Santen Pharmaceutical Co., Ltd.	1,685,300	23,843,835
SoftBank Corp.	269,100	15,837,477
Sony Financial Holdings, Inc.	460,144	8,059,921
Sumitomo Mitsui Financial Group, Inc.	710,182	31,556,536
Sundrug Co., Ltd. (a)	249,870	14,835,370
Terumo Corp.	485,400	11,669,173
Tokyo Gas Co., Ltd.	2,573,963	13,656,817
Yamato Holdings Co., Ltd.	1,425,566	27,502,255

		408,516,574

Netherlands—3.9%
Akzo Nobel NV (a)	441,012	32,223,252
ING Groep NV	1,913,110	31,722,782
Reed Elsevier NV	707,788	16,838,902

		80,784,936

Philippines—0.3%
Philippine Long Distance Telephone Co.	85,575	5,326,383

Portugal—0.4%
Galp Energia SGPS S.A.	655,056	7,676,147

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Russia—0.4%
Mobile TeleSystems OJSC (b)	834,020	$3,671,743
Sberbank of Russia (ADR)	805,428	4,209,093

		7,880,836

Singapore—0.9%
DBS Group Holdings, Ltd.	1,278,479	19,616,918

Spain—0.3%
Amadeus IT Holding S.A. - A Shares	156,125	6,216,149

Sweden—2.7%
Atlas Copco AB - A Shares	1,130,057	31,579,731
Hennes & Mauritz AB - B Shares	330,480	12,705,089
Telefonaktiebolaget LM Ericsson - B Shares	1,116,704	11,559,596

		55,844,416

Switzerland—14.3%
Julius Baer Group, Ltd. (b)	275,609	15,483,415
Nestle S.A.	860,350	62,190,861
Novartis AG	681,870	67,350,232
Roche Holding AG	239,596	67,267,410
Schindler Holding AG (Participation Certificate)	150,873	24,705,741
UBS Group AG	1,568,243	33,251,703
Zurich Insurance Group AG (b)	96,243	29,336,280

		299,585,642

Taiwan—2.4%
MediaTek, Inc.	1,707,845	23,460,205
Taiwan Semiconductor Manufacturing Co., Ltd.	5,862,468	26,415,505

		49,875,710

Thailand—0.3%
Kasikornbank PCL (NVDR)	1,093,842	6,111,330

United Kingdom—19.5%
Barclays plc	5,142,210	21,028,955
BG Group plc	1,597,819	26,588,667
BT Group plc	1,456,074	10,312,111
Burberry Group plc	286,981	7,093,796
Cairn Energy plc (b)	1,491,297	3,971,335
Centrica plc	2,336,349	9,699,657
Compass Group plc	886,675	14,687,580
GKN plc	4,466,970	23,453,263
Hiscox, Ltd.	671,043	8,855,761
HSBC Holdings plc	5,075,457	45,439,390
Lloyds Banking Group plc	19,035,380	25,552,924
Prudential plc	727,697	17,559,762
Reckitt Benckiser Group plc	350,864	30,296,278
Rio Tinto plc	1,068,605	43,950,728
Royal Dutch Shell plc - A Shares	781,279	21,965,010
Sky plc	540,208	8,811,616
Security Description	Shares/ Principal Amount*	Value

United Kingdom—(Continued)
Stagecoach Group plc	991,385	6,283,354
Standard Chartered plc	599,502	9,590,105
Vodafone Group plc	6,194,476	22,588,392
Whitbread plc	346,814	26,983,170
WPP plc	1,053,769	23,645,009

		408,356,863

United States—2.5%
Cognizant Technology Solutions Corp. - Class A (b)	359,974	21,990,812
MasterCard, Inc. - Class A (a)	156,716	14,649,812
Yum! Brands, Inc.	169,069	15,229,735

		51,870,359

Total Common Stocks (Cost $1,858,743,188)		2,070,883,110

Short-Term Investments—2.8%

Mutual Fund—2.0%
State Street Navigator Securities Lending MET Portfolio (c)	41,544,176	41,544,176

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $17,565,825 on 07/01/15, collateralized by $17,740,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $17,917,400.	17,565,825	17,565,825

Total Short-Term Investments (Cost $59,110,001)		59,110,001

Total Investments—101.9% (Cost $1,917,853,189) (d)		2,129,993,111
Other assets and liabilities (net)—(1.9)%		(39,557,145)

Net Assets—100.0%		$2,090,435,966

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $40,207,694 and the collateral received consisted of cash in the amount of $41,544,176 and non-cash collateral with a value of $1,390,981. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $1,917,853,189. The aggregate unrealized appreciation and

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

depreciation of investments were $325,125,748 and $(112,985,826), respectively, resulting in net unrealized appreciation of $212,139,922.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(NVDR)—	Non-Voting Depository Receipts

Ten Largest Industries as of June 30, 2015 (Unaudited)	% of Net Assets
Banks	17.2
Pharmaceuticals	10.6
Chemicals	5.9
Food Products	4.8
Insurance	4.7
Oil, Gas & Consumable Fuels	4.7
Machinery	3.6
Wireless Telecommunication Services	3.5
Auto Components	3.1
Semiconductors & Semiconductor Equipment	3.1

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$80,020,579	$—	$80,020,579
Belgium	—	23,238,618	—	23,238,618
Brazil	12,097,338	—	—	12,097,338
Canada	33,613,546	—	—	33,613,546
China	8,484,752	12,238,603	—	20,723,355
Denmark	—	9,099,766	—	9,099,766
France	—	180,552,890	—	180,552,890
Germany	—	144,501,855	—	144,501,855
Greece	—	5,728,555	—	5,728,555
Hong Kong	8,232,218	79,668,172	—	87,900,390
India	12,636,122	9,673,700	—	22,309,822
Italy	—	43,434,133	—	43,434,133
Japan	—	408,516,574	—	408,516,574
Netherlands	—	80,784,936	—	80,784,936
Philippines	—	5,326,383	—	5,326,383
Portugal	—	7,676,147	—	7,676,147
Russia	3,671,743	4,209,093	—	7,880,836
Singapore	—	19,616,918	—	19,616,918
Spain	—	6,216,149	—	6,216,149
Sweden	—	55,844,416	—	55,844,416
Switzerland	—	299,585,642	—	299,585,642
Taiwan	—	49,875,710	—	49,875,710
Thailand	—	6,111,330	—	6,111,330
United Kingdom	—	408,356,863	—	408,356,863
United States	51,870,359	—	—	51,870,359
Total Common Stocks	130,606,078	1,940,277,032	—	2,070,883,110
Short-Term Investments
Mutual Fund	41,544,176	—	—	41,544,176
Repurchase Agreement	—	17,565,825	—	17,565,825
Total Short-Term Investments	41,544,176	17,565,825	—	59,110,001
Total Investments	$172,150,254	$1,957,842,857	$—	$2,129,993,111

Collateral for securities loaned (Liability)	$—	$(41,544,176)	$—	$(41,544,176)

Transfers from Level 2 to Level 1 in the amount of $11,592,234 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $35,688,259 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Research International Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$2,129,993,111
Cash denominated in foreign currencies (c)	752,563
Receivable for:
Investments sold	6,874,411
Fund shares sold	223,759
Dividends	9,648,410

Total Assets	2,147,492,254
Liabilities
Collateral for securities loaned	41,544,176
Payables for:
Investments purchased	12,895,939
Fund shares redeemed	555,543
Accrued Expenses:
Management fees	1,112,747
Distribution and service fees	153,813
Deferred trustees’ fees	76,247
Other expenses	717,823

Total Liabilities	57,056,288

Net Assets	$2,090,435,966

Net assets consist of:
Paid in surplus	$2,036,188,761
Undistributed net investment income	27,238,654
Accumulated net realized loss	(185,046,613)
Unrealized appreciation on investments and foreign currency transactions	212,055,164

Net Assets	$2,090,435,966

Net Assets
Class A	$1,357,707,476
Class B	723,311,001
Class E	9,417,489
Capital Shares Outstanding*
Class A	119,179,817
Class B	64,014,811
Class E	829,442
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.39
Class B	11.30
Class E	11.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,917,853,189.
(b)	Includes securities loaned at value of $40,207,694.
(c)	Identified cost of cash denominated in foreign currencies was $756,219.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$37,220,748
Securities lending income	898,344

Total investment income	38,119,092
Expenses
Management fees	7,354,418
Administration fees	24,956
Custodian and accounting fees	514,439
Distribution and service fees—Class B	918,550
Distribution and service fees—Class E	7,197
Audit and tax services	27,307
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	100,659
Insurance	7,319
Miscellaneous	15,122

Total expenses	9,003,957
Less management fee waiver	(620,300)
Less broker commission recapture	(6,646)

Net expenses	8,377,011

Net Investment Income	29,742,081

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (b)	51,939,208
Foreign currency transactions	(222,293)

Net realized gain	51,716,915

Net change in unrealized appreciation on:
Investments	68,613,751
Foreign currency transactions	199,498

Net change in unrealized appreciation	68,813,249

Net realized and unrealized gain	120,530,164

Net Increase in Net Assets From Operations	$150,272,245

(a)	Net of foreign withholding taxes of $3,705,464.
(b)	Net of foreign capital gains tax of $7,379.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS Research International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,742,081	$64,163,301
Net realized gain	51,716,915	143,655,024
Net change in unrealized appreciation (depreciation)	68,813,249	(356,364,499)

Increase (decrease) in net assets from operations	150,272,245	(148,546,174)

From Distributions to Shareholders
Net investment income
Class A	(39,305,196)	(41,393,345)
Class B	(19,247,124)	(17,466,175)
Class E	(258,498)	(246,156)

Total distributions	(58,810,818)	(59,105,676)

Decrease in net assets from capital share transactions	(51,478,118)	(311,458,219)

Total increase (decrease) in net assets	39,983,309	(519,110,069)

Net Assets
Beginning of period	2,050,452,657	2,569,562,726

End of period	$2,090,435,966	$2,050,452,657

Undistributed net investment income
End of period	$27,238,654	$56,307,391

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,952,418	$22,414,850	5,502,504	$63,699,228
Reinvestments	3,397,165	39,305,196	3,590,056	41,393,345
Redemptions	(8,017,862)	(95,760,315)	(31,596,854)	(370,025,452)

Net decrease	(2,668,279)	$(34,040,269)	(22,504,294)	$(264,932,879)

Class B
Sales	1,766,947	$20,262,492	3,741,072	$42,962,189
Reinvestments	1,676,579	19,247,124	1,525,430	17,466,175
Redemptions	(4,877,380)	(56,575,474)	(9,125,413)	(105,690,150)

Net decrease	(1,433,854)	$(17,065,858)	(3,858,911)	$(45,261,786)

Class E
Sales	13,793	$158,915	37,680	$437,242
Reinvestments	22,420	258,498	21,405	246,156
Redemptions	(68,317)	(789,404)	(167,780)	(1,946,952)

Net decrease	(32,104)	$(371,991)	(108,695)	$(1,263,554)

Decrease derived from capital shares transactions		$(51,478,118)		$(311,458,219)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.93		$12.01	$10.34	$9.03	$10.28	$9.38

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.34	0.23	0.25	0.22	0.18
Net realized and unrealized gain (loss) on investments	0.63		(1.13)	1.75	1.27	(1.26)	0.90

Total from investment operations	0.80		(0.79)	1.98	1.52	(1.04)	1.08

Less Distributions
Distributions from net investment income	(0.34)		(0.29)	(0.31)	(0.21)	(0.21)	(0.18)

Total distributions	(0.34)		(0.29)	(0.31)	(0.21)	(0.21)	(0.18)

Net Asset Value, End of Period	$11.39		$10.93	$12.01	$10.34	$9.03	$10.28

Total Return (%) (b)	7.26	(c)	(6.74)	19.58	16.97	(10.44)	11.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.76	0.75	0.75	0.77	0.78
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.70	0.70	0.70	0.73	0.75
Ratio of net investment income to average net assets (%)	2.88	(d)	2.89	2.08	2.59	2.24	1.91
Portfolio turnover rate (%)	19	(c)	28	34	36	39	50
Net assets, end of period (in millions)	$1,357.7		$1,332.2	$1,733.3	$1,800.5	$1,804.3	$1,707.5

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.83		$11.90	$10.25	$8.95	$10.20	$9.31

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.30	0.20	0.22	0.20	0.15
Net realized and unrealized gain (loss) on investments	0.63		(1.11)	1.73	1.26	(1.26)	0.90

Total from investment operations	0.78		(0.81)	1.93	1.48	(1.06)	1.05

Less Distributions
Distributions from net investment income	(0.31)		(0.26)	(0.28)	(0.18)	(0.19)	(0.16)

Total distributions	(0.31)		(0.26)	(0.28)	(0.18)	(0.19)	(0.16)

Net Asset Value, End of Period	$11.30		$10.83	$11.90	$10.25	$8.95	$10.20

Total Return (%) (b)	7.14	(c)	(6.95)	19.26	16.71	(10.71)	11.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(d)	1.01	1.00	1.00	1.02	1.03
Net ratio of expenses to average net assets (%) (e)	0.95	(d)	0.95	0.95	0.95	0.98	1.00
Ratio of net investment income to average net assets (%)	2.62	(d)	2.56	1.81	2.29	2.02	1.65
Portfolio turnover rate (%)	19	(c)	28	34	36	39	50
Net assets, end of period (in millions)	$723.3		$708.9	$824.6	$774.5	$720.7	$775.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.89		$11.96	$10.30	$8.99	$10.24	$9.34

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.31	0.21	0.23	0.21	0.16
Net realized and unrealized gain (loss) on investments	0.62		(1.11)	1.74	1.27	(1.27)	0.90

Total from investment operations	0.78		(0.80)	1.95	1.50	(1.06)	1.06

Less Distributions
Distributions from net investment income	(0.32)		(0.27)	(0.29)	(0.19)	(0.19)	(0.16)

Total distributions	(0.32)		(0.27)	(0.29)	(0.19)	(0.19)	(0.16)

Net Asset Value, End of Period	$11.35		$10.89	$11.96	$10.30	$8.99	$10.24

Total Return (%) (b)	7.11	(c)	(6.83)	19.36	16.83	(10.62)	11.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(d)	0.91	0.90	0.90	0.92	0.93
Net ratio of expenses to average net assets (%) (e)	0.85	(d)	0.85	0.85	0.85	0.88	0.90
Ratio of net investment income to average net assets (%)	2.72	(d)	2.67	1.92	2.42	2.14	1.79
Portfolio turnover rate (%)	19	(c)	28	34	36	39	50
Net assets, end of period (in millions)	$9.4		$9.4	$11.6	$11.6	$12.3	$17.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-13

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

MIST-14

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $17,565,825, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

MIST-15

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$403,424,652	$0	$480,605,407

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $2,578,326 in purchases and $17,766,666 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$7,354,418	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-16

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $1 billion
0.100%	Over $1.5 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$59,105,676	$65,300,915	$—	$—	$59,105,676	$65,300,915

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$58,627,023	$—	$117,021,918	$(212,795,739)	$(37,146,798)

MIST-17

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards $130,517,908.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/16	Expiring 12/31/17	Expiring 12/31/18	Total
$20,731,805	$169,884,123	$22,179,811	$212,795,739

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 2.73%, 2.57%, and 2.60%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 4.18%.

MARKET ENVIRONMENT / CONDITIONS

A soft patch in the U.S. economy, uncertainty about monetary policy changes, lower oil prices and a stronger U.S. dollar kept a lid on stock market gains during the six-month period ended June 30, 2015. Economic growth contracted in the first quarter of 2015, which was attributed to cold winter weather and a port strike in the western U.S. Although these influences were considered to be temporary and growth was expected to rebound in the second quarter (second quarter gross domestic product data were not yet released at the time of this writing), the economy’s overall weakness caused the Federal Reserve to reassess its outlook and delay the “normalization” of interest rates. Investors also worried about U.S. corporate earnings growth, as lower oil prices continued to weigh on energy companies’ share prices and appreciation in the dollar diminished multinationals’ earnings. While the broad market, as measured by the S&P 500 Index, traded somewhat flat over the six-month period, the mid-cap growth segment posted a moderate gain, as measured by the Russell Midcap Growth Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The main detractors from relative performance during the period were the Consumer Staples, Health Care and Information Technology (“IT”) sectors. Leading single-serve coffee provider Keurig Green Mountain was the largest detractor both in the Consumer Staples sector and in the overall Portfolio. The company recently unveiled details of its new cold brew system, which is expected to become available to consumers later this year. Investors were disappointed by the initial price point for the system, which is higher than expected, as well as a slower-than-expected rollout of the product. While this may weigh on near-term financial results, we remained attracted to the company because its Keurig brewing system has a dominant share in the high growth, single-serve segment within the coffee category, which is an attractive category overall given consumption trends are habitual and brand loyalty tends to be high. Furthermore, we believe the company has a large opportunity to translate this expertise to the cold drink channel via its partnership with Coca-Cola.

The Health Care sector underperformed because of weak stock selection, despite the positive contribution of an overweight in the sector. Athena Health, which employs a software-as-a-service model to help physicians manage their practices, was the greatest detractor in Health Care. We attribute the weakness to some mean reversion, as the shares fared well earlier in the period and investors remain focused on the company’s timeline to announce another large enterprise partnership.

In the IT sector, the Portfolio’s position in Zillow was detrimental to relative returns. Zillow’s stock price encountered turbulence at several points during the period because of concerns both before and after its acquisition of Trulia. The issues prior to the acquisition were resolved, and we believe the more recent uncertainties to be transitory as well. Although stock selection in IT detracted from relative performance, a beneficial overweight position offset some of the relative losses in the sector.

Other sector exposures had a positive impact on relative performance. Stock selection in the Industrials sector added to relative gains, as did the Portfolio’s underweight, as the sector had a negative return in the Index during the reporting period. Verisk Analytics, a risk assessment and data analytics service provider, was the top contributor within the sector. Verisk’s stock gained on the company’s continued strong execution.

The Portfolio’s Financials sector was another outperformer, primarily due to favorable stock selection. The Portfolio held only two stocks, MSCI and McGraw Hill Financial, both of which performed well and added to performance. MSCI provides a suite of performance, risk management, and corporate governance products globally. The shares advanced on news that a large activist shareholder is pushing for changes at the company to create value. We are attracted to MSCI as its indices and products have become the de facto standard in several areas of the financial services industry. McGraw Hill Financial, which provides various information services to financial business worldwide, saw its shares rise as the company reported good results and raised its financial guidance. The market has also viewed favorably the progress the company has made in settling several outstanding legal issues, which have for some time been an overhang on the stock. We are attracted to McGraw Hill because of its powerful brands, including Standard & Poor’s.

The Portfolio’s lack of exposure to the Energy sector was advantageous to relative performance, as the sector performed poorly amid weakening commodity prices.

MIST-1

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

As of the end of the period, the Portfolio’s largest sector weights, which are a result of our bottom-up stock selection process, were in IT, Health Care, and Consumer Discretionary, while maintaining no exposure to the Energy, Materials, Telecommunication Services, or Utilities sectors.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	2.73	3.29	14.40	8.93	—
Class B	2.57	3.03	14.12	8.66	—
Class E	2.60	3.11	14.23	—	11.67
Russell Midcap Growth Index	4.18	9.45	18.69	9.69	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Illumina, Inc.	5.6
Tesla Motors, Inc.	4.5
LinkedIn Corp.- Class A	4.1
Intuitive Surgical, Inc.	3.9
Twitter, Inc.	3.7
Splunk, Inc.	3.3
Zoetis, Inc.	3.0
MSCI, Inc.	2.9
McGraw Hill Financial, Inc.	2.8
Mead Johnson Nutrition Co.	2.8

Top Sectors

% of Net Assets
Information Technology	37.8
Health Care	19.5
Consumer Discretionary	17.2
Industrials	8.6
Financials	5.8
Consumer Staples	5.6

MIST-3

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.68%	$1,000.00	$1,027.30	$3.42
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B(a)	Actual	0.93%	$1,000.00	$1,025.70	$4.67
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

Class E(a)	Actual	0.83%	$1,000.00	$1,026.00	$4.17
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—91.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
TransDigm Group, Inc. (a)	50,661	$11,382,007

Air Freight & Logistics—0.5%
XPO Logistics, Inc. (a) (b)	115,231	5,206,137

Automobiles—4.5%
Tesla Motors, Inc. (a) (b)	188,327	50,520,601

Beverages—1.1%
Monster Beverage Corp. (a)	93,337	12,509,025

Biotechnology—1.7%
Alnylam Pharmaceuticals, Inc. (a)	58,204	6,976,913
Intercept Pharmaceuticals, Inc. (a) (b)	7,323	1,767,626
Ironwood Pharmaceuticals, Inc. (a) (b)	500,042	6,030,507
Seattle Genetics, Inc. (a) (b)	73,393	3,552,221

		18,327,267

Commercial Services & Supplies—1.0%
Stericycle, Inc. (a)	82,591	11,059,761

Communications Equipment—1.1%
Palo Alto Networks, Inc. (a) (b)	70,806	12,369,808

Diversified Financial Services—5.8%
McGraw Hill Financial, Inc.	314,687	31,610,309
MSCI, Inc.	531,426	32,709,270

		64,319,579

Electrical Equipment—0.5%
SolarCity Corp. (a) (b)	99,154	5,309,697

Food Products—4.5%
Keurig Green Mountain, Inc. (b)	242,698	18,597,948
Mead Johnson Nutrition Co.	349,202	31,505,004

		50,102,952

Health Care Equipment & Supplies—3.9%
Intuitive Surgical, Inc. (a)	88,797	43,022,147

Health Care Technology—2.6%
athenahealth, Inc. (a) (b)	250,686	28,723,602

Hotels, Restaurants & Leisure—5.2%
Chipotle Mexican Grill, Inc. (a)	7,556	4,571,304
Dunkin’ Brands Group, Inc. (b)	532,137	29,267,535
Panera Bread Co. - Class A (a)	137,826	24,087,850

		57,926,689

Internet & Catalog Retail—2.9%
Groupon, Inc. (a) (b)	854,059	4,295,917
TripAdvisor, Inc. (a)	70,632	6,154,872
Vipshop Holdings, Ltd. (ADR) (a) (b)	437,539	9,735,243
Zalando SE (a)	225,626	7,533,428

Internet & Catalog Retail—(Continued)
zulily, Inc. - Class A (a) (b)	382,347	4,985,805

		32,705,265

Internet Software & Services—16.3%
Autohome, Inc. (ADR) (a)	241,282	12,194,392
Dropbox, Inc. (a) (c) (d)	460,161	8,517,580
LendingClub Corp. (a) (b)	653,170	9,634,257
LinkedIn Corp. - Class A (a)	219,735	45,403,843
MercadoLibre, Inc. (b)	83,538	11,837,335
Pandora Media, Inc. (a) (b)	511,651	7,951,056
SurveyMonkey, Inc. (a) (c) (d)	303,799	4,982,304
Twitter, Inc. (a)	1,127,800	40,848,916
Yelp, Inc. (a)	126,292	5,434,345
Youku Tudou, Inc. (ADR) (a) (b)	498,769	12,234,804
Zillow Group, Inc. - Class A (a) (b)	261,486	22,681,296

		181,720,128

IT Services—4.7%
FleetCor Technologies, Inc. (a)	168,224	26,253,038
Gartner, Inc. (a)	296,885	25,466,795

		51,719,833

Life Sciences Tools & Services—5.7%
Illumina, Inc. (a)	287,697	62,821,517

Machinery—0.9%
Colfax Corp. (a) (b)	222,804	10,282,405

Pharmaceuticals—5.8%
Endo International plc (a)	394,583	31,428,536
Zoetis, Inc.	688,011	33,175,890

		64,604,426

Professional Services—4.7%
IHS, Inc. - Class A (a)	192,322	24,738,379
Verisk Analytics, Inc. (a)	380,424	27,679,650

		52,418,029

Software—13.1%
FireEye, Inc. (a) (b)	562,944	27,533,591
NetSuite, Inc. (a) (b)	96,004	8,808,367
ServiceNow, Inc. (a)	364,403	27,078,787
Splunk, Inc. (a)	530,655	36,944,201
Tableau Software, Inc. - Class A (a)	111,920	12,904,376
Workday, Inc. - Class A (a) (b)	375,045	28,649,687
Zynga, Inc. - Class A (a)	1,329,558	3,802,536

		145,721,545

Technology Hardware, Storage & Peripherals—0.4%
3D Systems Corp. (a) (b)	146,928	2,868,034
Stratasys, Ltd. (a)	52,231	1,824,429

		4,692,463

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Notional Amount*	Value

Textiles, Apparel & Luxury Goods—3.2%
lululemon athletica, Inc. (a)	225,158	$14,702,817
Michael Kors Holdings, Ltd. (a)	348,423	14,665,124
Under Armour, Inc. - Class A (a) (b)	78,395	6,541,279
		35,909,220

Total Common Stocks (Cost $872,257,436)		1,013,374,103

Preferred Stocks—2.1%

Internet & Catalog Retail—1.3%
Flipkart Online Pvt., Ltd. - Series D (a) (c) (d)	98,557	14,018,747

Internet Software & Services—0.1%
Dropbox, Inc. - Series A (a) (c) (d)	51,888	960,447
Peixe Urbano, Inc. - Series C (a) (c) (d)	71,709	30,835

		991,282

Software—0.7%
Palantir Technologies, Inc. - Series G (a) (c) (d)	541,563	4,662,858
Palantir Technologies, Inc. - Series H (a) (c) (d)	174,289	1,500,628
Palantir Technologies, Inc. - Series H-1 (a) (c) (d)	174,289	1,500,628

		7,664,114

Total Preferred Stocks (Cost $7,854,829)		22,674,143

Convertible Preferred Stock—1.4%

Internet Software & Services—1.4%
Airbnb, Inc. - Series D (a) (c) (d) (Cost $7,659,587)	188,136	15,931,357

Purchased Options—0.0%

Currency Options—0.0%
USD call/CNY put, Strike Price CNY 6.65 Expires 11/23/15 (Counterparty - Royal Bank of Scotland plc) (e)	196,277,507	77,726
USD call/CNY put, Strike Price CNY 6.70 Expires 06/06/16 (Counterparty - Royal Bank of Scotland plc) (e)	148,743,056	324,111

Total Purchased Options (Cost $1,222,077)		401,837

Short-Term Investments—24.8%

Mutual Fund—19.2%
State Street Navigator Securities Lending MET Portfolio (f)	214,006,473	214,006,473

Security Description	Principal Amount*	Value

Repurchase Agreement—5.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $62,122,923 on 07/01/15, collateralized by $62,730,000 U.S. Treasury Note at 1.375% due 06/30/18 with a value of $63,367,086.	62,122,923	$62,122,923

Total Short-Term Investments (Cost $276,129,396)		276,129,396

Total Investments—119.4% (Cost $1,165,123,325) (g)		1,328,510,836
Other assets and liabilities (net)—(19.4)%		(215,614,155)

Net Assets—100.0%		$1,112,896,681

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $222,065,764 and the collateral received consisted of cash in the amount of $214,006,473 and non-cash collateral with a value of $10,252,365. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, these securities represent 4.7% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2015, the market value of restricted securities was $52,105,384, which is 4.7% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Illiquid security. As of June 30, 2015, these securities represent 0.0% of net assets.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(g)	As of June 30, 2015, the aggregate cost of investments was $1,165,123,325. The aggregate unrealized appreciation and depreciation of investments were $260,106,168 and $(96,718,657), respectively, resulting in net unrealized appreciation of $163,387,511.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CNY)—	Chinese Yuan

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	188,136	$7,659,587	$15,931,357
Dropbox, Inc.	05/01/12	460,161	4,165,241	8,517,580
Dropbox, Inc. - Series A	05/25/12	51,888	470,124	960,447
Flipkart Online Pvt., Ltd. - Series D	10/04/13	98,557	2,264,087	14,018,747
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,183	4,662,858
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,754	1,500,628
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	1,500,628
Peixe Urbano, Inc. - Series C	12/02/11	71,709	2,239,927	30,835
SurveyMonkey, Inc.	11/25/14	303,799	4,997,494	4,982,304

				$52,105,384

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$11,382,007	$—	$—	$11,382,007
Air Freight & Logistics	5,206,137	—	—	5,206,137
Automobiles	50,520,601	—	—	50,520,601
Beverages	12,509,025	—	—	12,509,025
Biotechnology	18,327,267	—	—	18,327,267
Commercial Services & Supplies	11,059,761	—	—	11,059,761
Communications Equipment	12,369,808	—	—	12,369,808
Diversified Financial Services	64,319,579	—	—	64,319,579
Electrical Equipment	5,309,697	—	—	5,309,697
Food Products	50,102,952	—	—	50,102,952
Health Care Equipment & Supplies	43,022,147	—	—	43,022,147
Health Care Technology	28,723,602	—	—	28,723,602
Hotels, Restaurants & Leisure	57,926,689	—	—	57,926,689
Internet & Catalog Retail	25,171,837	7,533,428	—	32,705,265
Internet Software & Services	168,220,244	—	13,499,884	181,720,128
IT Services	51,719,833	—	—	51,719,833
Life Sciences Tools & Services	62,821,517	—	—	62,821,517
Machinery	10,282,405	—	—	10,282,405
Pharmaceuticals	64,604,426	—	—	64,604,426
Professional Services	52,418,029	—	—	52,418,029
Software	145,721,545	—	—	145,721,545
Technology Hardware, Storage & Peripherals	4,692,463	—	—	4,692,463
Textiles, Apparel & Luxury Goods	35,909,220	—	—	35,909,220
Total Common Stocks	992,340,791	7,533,428	13,499,884	1,013,374,103
Total Preferred Stocks*	—	—	22,674,143	22,674,143
Total Convertible Preferred Stock*	—	—	15,931,357	15,931,357
Total Purchased Options*	—	401,837	—	401,837
Short-Term Investments
Mutual Fund	214,006,473	—	—	214,006,473
Repurchase Agreement	—	62,122,923	—	62,122,923
Total Short-Term Investments	214,006,473	62,122,923	—	276,129,396
Total Investments	$1,206,347,264	$70,058,188	$52,105,384	$1,328,510,836

Collateral for Securities Loaned (Liability)	$—	$(214,006,473)	$—	$(214,006,473)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation)	Balance as of June 30, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2015
Common Stocks
Internet Software & Services	$13,787,121	$(287,237)	$13,499,884	$(287,237)
Preferred Stocks
Internet & Catalog Retail	11,803,186	2,215,561	14,018,747	2,215,561
Internet Software & Services	1,021,958	(30,676)	991,282	(30,676)
Software	7,138,931	525,183	7,664,114	525,183
Convertible Preferred Stocks
Internet Software & Services	9,483,936	6,447,421	15,931,357	6,447,421

Total	$43,235,132	$8,870,252	$52,105,384	$8,870,252

Following is quantitative information about Level 3 fair value measurements:

	Fair Value at June 30, 2015	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$8,517,580	Market Transaction Method	Precedent Transaction	$19.10	$19.10	$19.10	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	6.9x	13.5x	12.0x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
	4,982,304	Market Transaction Method	Precedent Transaction	$16.45	$16.45	$16.45	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	4.4x	11.6x	11.6x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
Preferred Stocks
Internet & Catalog Retail	14,018,747	Market Transaction Method	Precedent Transaction	$142.24	$142.24	$142.24	Increase
Internet Software & Services	960,447	Market Transaction Method	Precedent Transaction	$19.10	$19.10	$19.10	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	6.9x	13.5x	12.0x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
	30,835	Merger & Acquisition Transaction	Acquisition Price/Escrow	$0.86	$0.86	$0.86	Increase
			Discount for Lack of Marketability	50.00%	50.00%	50.00%	Decrease
Software	7,664,114	Market Transaction Method	Precedent Transaction	$8.89	$8.89	$8.89	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Comparable Company Analysis	Enterprise Value / Revenue	11.4x	17.0x	17.0x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
Convertible Preferred Stocks
Internet Software & Services	15,931,357	Market Transaction Method	Pending Transaction	$93.38	$93.38	$93.38	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.00%	17.00%	16.00%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	10.2x	15.5x	15.5x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,328,510,836
Receivable for:
Fund shares sold	330,931
Dividends	222,426

Total Assets	1,329,064,193
Liabilities
Cash collateral for options contracts	470,000
Collateral for securities loaned	214,006,473
Payables for:
Fund shares redeemed	605,538
Accrued expenses:
Management fees	594,562
Distribution and service fees	85,912
Deferred trustees’ fees	80,643
Other expenses	324,384

Total Liabilities	216,167,512

Net Assets	$1,112,896,681

Net assets consist of:
Paid in surplus	$1,014,768,255
Accumulated net investment loss	(2,487,963)
Accumulated net realized loss	(62,771,122)
Unrealized appreciation on investments	163,387,511

Net Assets	$1,112,896,681

Net Assets
Class A	$698,266,507
Class B	399,863,249
Class E	14,766,925
Capital Shares Outstanding*
Class A	41,172,301
Class B	24,470,455
Class E	891,536
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.96
Class B	16.34
Class E	16.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,165,123,325.
(b)	Includes securities loaned at value of $222,065,764.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$1,391,565
Securities lending income	803,294

Total investment income	2,194,859
Expenses
Management fees	3,893,491
Administration fees	14,314
Custodian and accounting fees	34,431
Distribution and service fees—Class B	509,745
Distribution and service fees—Class E	11,514
Audit and tax services	19,863
Legal	14,292
Trustees’ fees and expenses	19,699
Shareholder reporting	131,169
Insurance	3,783
Miscellaneous	8,008

Total expenses	4,660,309
Less management fee waiver	(49,589)

Net expenses	4,610,720

Net Investment Loss	(2,415,861)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	67,399,947
Futures contracts	(1,547,252)
Foreign currency transactions	(955)

Net realized gain	65,851,740

Net change in unrealized depreciation on investments	(28,873,487)

Net realized and unrealized gain	36,978,253

Net Increase in Net Assets From Operations	$34,562,392

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(2,415,861)	$(1,595,175)
Net realized gain	65,851,740	167,659,435
Net change in unrealized depreciation	(28,873,487)	(155,151,399)

Increase in net assets from operations	34,562,392	10,912,861

From Distributions to Shareholders
Net investment income
Class A	0	(498,712)

Total distributions	0	(498,712)

Decrease in net assets from capital share transactions	(158,380,536)	(143,562,820)

Total decrease in net assets	(123,818,144)	(133,148,671)

Net Assets
Beginning of period	1,236,714,825	1,369,863,496

End of period	$1,112,896,681	$1,236,714,825

Accumulated net investment loss
End of period	$(2,487,963)	$(72,102)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	485,945	$8,236,948	5,479,308	$84,543,464
Reinvestments	0	0	32,405	498,712
Redemptions	(8,756,299)	(150,046,811)	(13,099,294)	(204,382,117)

Net decrease	(8,270,354)	$(141,809,863)	(7,587,581)	$(119,339,941)

Class B
Sales	597,424	$9,834,321	2,310,455	$35,991,855
Redemptions	(1,528,190)	(25,212,797)	(3,669,759)	(58,016,482)

Net decrease	(930,766)	$(15,378,476)	(1,359,304)	$(22,024,627)

Class E
Sales	13,557	$223,895	77,398	$1,252,314
Redemptions	(84,958)	(1,416,092)	(217,001)	(3,450,566)

Net decrease	(71,401)	$(1,192,197)	(139,603)	$(2,198,252)

Decrease derived from capital shares transactions		$(158,380,536)		$(143,562,820)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$16.51		$16.31	$11.81	$10.78	$11.91		$9.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.01)	0.02	0.12	0.03		0.07
Net realized and unrealized gain (loss) on investments	0.48		0.22	4.59	0.91	(0.75)		2.85

Total from investment operations	0.45		0.21	4.61	1.03	(0.72)		2.92

Less Distributions
Distributions from net investment income	0.00		(0.01)	(0.11)	0.00	(0.09)		(0.02)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.32)		0.00

Total distributions	0.00		(0.01)	(0.11)	0.00	(0.41)		(0.02)

Net Asset Value, End of Period	$16.96		$16.51	$16.31	$11.81	$10.78		$11.91

Total Return (%) (b)	2.73	(c)	1.29	39.30	9.55	(6.67)		32.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(d)	0.69	0.69	0.72	0.72		0.80
Net ratio of expenses to average net assets (%) (e)	0.68	(d)	0.68	0.68	0.71	0.71		0.78
Ratio of net investment income (loss) to average net assets (%)	(0.31	)(d)	(0.04)	0.17	1.07	0.22		0.63
Portfolio turnover rate (%)	8	(c)	42	56	36	34		48
Net assets, end of period (in millions)	$698.3		$816.5	$930.3	$649.3	$539.5		$567.5

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$15.93		$15.77	$11.42	$10.45	$11.57		$8.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)		(0.05)	(0.01)	0.09	(0.00	)(f)	0.02
Net realized and unrealized gain (loss) on investments	0.46		0.21	4.44	0.88	(0.73)		2.79

Total from investment operations	0.41		0.16	4.43	0.97	(0.73)		2.81

Less Distributions
Distributions from net investment income	0.00		0.00	(0.08)	0.00	(0.07)		(0.00	)(g)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.32)		0.00

Total distributions	0.00		0.00	(0.08)	0.00	(0.39)		(0.00	)(g)

Net Asset Value, End of Period	$16.34		$15.93	$15.77	$11.42	$10.45		$11.57

Total Return (%) (b)	2.57	(c)	1.01	39.02	9.28	(6.92)		32.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(d)	0.94	0.94	0.97	0.97		1.05
Net ratio of expenses to average net assets (%) (e)	0.93	(d)	0.93	0.93	0.96	0.96		1.03
Ratio of net investment income (loss) to average net assets (%)	(0.56	)(d)	(0.29)	(0.08)	0.80	(0.03)		0.24
Portfolio turnover rate (%)	8	(c)	42	56	36	34		48
Net assets, end of period (in millions)	$399.9		$404.7	$421.9	$315.3	$251.4		$237.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010(h)
Net Asset Value, Beginning of Period	$16.14		$15.96	$11.56	$10.56	$11.69	$9.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.03)	0.00 (f)	0.10	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.46		0.21	4.49	0.90	(0.74)	1.94

Total from investment operations	0.42		0.18	4.49	1.00	(0.73)	1.98

Less Distributions
Distributions from net investment income	0.00		0.00	(0.09)	0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.32)	0.00

Total distributions	0.00		0.00	(0.09)	0.00	(0.40)	0.00

Net Asset Value, End of Period	$16.56		$16.14	$15.96	$11.56	$10.56	$11.69

Total Return (%) (b)	2.60	(c)	1.13	39.06	9.47	(6.87)	20.39	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.84	0.84	0.87	0.87	0.95	(d)
Net ratio of expenses to average net assets (%) (e)	0.83	(d)	0.83	0.83	0.86	0.86	0.93	(d)
Ratio of net investment income (loss) to average net assets (%)	(0.46	)(d)	(0.18)	0.03	0.87	0.06	0.50	(d)
Portfolio turnover rate (%)	8	(c)	42	56	36	34	48
Net assets, end of period (in millions)	$14.8		$15.5	$17.6	$15.5	$16.0	$20.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.
(h)	Commencement of operations was April 27, 2010.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-15

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, net operating losses and distributions in excess of current earnings. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $62,122,923, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial

MIST-16

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$401,837

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.

MIST-17

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Scotland plc	$401,837	$—	$(401,837)	$—

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Investments (a)	$—	$(634,594)	$(634,594)
Futures contracts	(1,547,252)	—	(1,547,252)

	$(1,547,252)	$(634,594)	$(2,181,846)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Investments (a)	$—	$(926,987)	$(926,987)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$410,857,002
Futures contracts long (b)	54,150

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Average notional amount reflects activity from April 28, 2015 to April 30, 2015.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master

MIST-18

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$89,292,439	$0	$250,124,284

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. that amounted to $2,202,434 in sales of investments, which are included above.

During the six months ended June 30, 2015, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $10,189,545 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$3,893,491	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MIST-19

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$498,712	$8,883,121	$—	$—	$498,712	$8,883,121

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$192,063,810	$(128,425,674)	$63,638,136

MIST-20

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $167,823,751.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/16
$128,425,674*

*	The Portfolio acquired capital losses in the merger with FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, on April 30, 2010.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-21

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 10.76%, 10.64%, and 10.66%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 2.66%.

MARKET ENVIRONMENT / CONDITIONS

Over the first quarter of 2015, U.S. stock market averages trailed most other developed markets by a significant amount, even after adjusting for currency. A weaker euro was stimulative for European multinationals as European equities outperformed domestic equities over the first quarter. There was a significant amount of volatility in both emerging and developed markets over the second quarter of 2015, first to the upside and then to the downside later in the quarter. In the U.S., initial estimates indicating that first quarter 2015 Gross Domestic Product had decreased at an annual rate of 0.7% were revised to 0.2%. All eyes remained on the Federal Reserve, as the question of when it will raise interest rates remained. In the developed markets, however, Greece was the primary factor affecting sentiment and driving market volatility. In emerging markets, China was the main factor. Early in the quarter, the Chinese domestic stock market rally spread to Hong Kong-listed shares of Chinese companies, driving many of them up significantly in price. This effect reversed later in the quarter as the Chinese market correction began. At the end of the second quarter, European regulators continued negotiations with Greece regarding their debt obligations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the first half of 2015, top contributors to performance included Murata Manufacturing Co., Ltd. (Information Technology) (Japan), Aetna, Inc. (Health Care) (United States), Altera Corp. (Information Technology) (United States), Airbus Group SE (Industrials) (France), and Anthem, Inc. (Health Care) (United States). Murata Manufacturing is a Japan-based smartphone ceramic capacitor manufacturer. The company exceeded earnings expectations due to robust, global sales of high-end smartphones. The company is also a component manufacturer with both Apple and Samsung as customers. A depreciating Japanese yen boosted Murata, whose costs are in yen and sales are in U.S. dollars. Our investment thesis in Aetna, a health benefits company, was predicated on our belief that the company would be part of the solution to rising health care costs, and that the Affordable Care Act would not supplant the entire private insurance market. Furthermore, we thought that the growth of the numbers of people entering the insured space as coverage was made broadly universal would add to both revenues and profits. So far, this proved to be correct. During the period, Aetna bid to acquire Humana. Altera is a key player in the programmable logic device (“PLD”) niche of the semiconductor industry. In contrast to application-specific integrated circuits, PLDs can be reconfigured to address the unique needs of respective users. Recognizing the value of Altera’s intellectual property, Intel, the largest chip maker, announced plans to acquire Altera.

Airbus Group’s stock price significantly decreased in 2014 on fears about Europe, and the oil price decline reducing new orders. We believed that these issues were not especially important to the bigger economic case for Airbus, and a snapback was to be expected. There was indeed a snapback in the second quarter of 2015, as shares of Airbus increased. We believe the base case for the company rests in the duopolistic nature of its competitive position, structurally rising demand for its products and the price at which it was available. Currency also added an element of opportunity. Airbus’s costs are mostly in euros, while its revenues are in U.S. dollars. The company also has a 10-year order backlog. While currency is not the main idea, however, it does add some optionality. Anthem is a health benefits company that completed its acquisition of Simply Healthcare Holdings toward the end of 2014. The company also reported strong fourth quarter 2014 earnings early in 2015.

Detractors from performance during the first two quarters of 2015 included Tiffany & Co. (Consumer Discretionary) (United States), LM Ericsson Telefon AB (Information Technology) (Sweden), Embraer SA (Industrials) (Brazil), United Parcel Service, Inc. (Industrials) (United States), and ICICI Bank, Ltd. (Financials) (India). Tiffany & Co. experienced a soft holiday sales season due to some promotional missteps. Also, in contrast to its European luxury counterparts, it has been negatively impacted by the sharp rise in the U.S. dollar. Ericsson, a mobile network operator, underperformed for a multiple reasons: slower U.S. recovery, 4G peaking in China and no resolution of a patent dispute with Apple. Operating expenditures peaked in 2014, and we expect gross margin to improve as networks increasingly switch to software and capacity investment, which can drive LTE network quality. Ericsson is the leader in this area. Moreover, industry consolidation, which drives lower price erosion, benefits Ericsson, which has scale and a strong balance sheet with more than $50 billion in net cash. Embraer, a Brazilian company, is one of the largest builders of aircraft in the world and produces competitive products in its segments. It is particularly strong in mid-size commercial jets, which are benefiting from emerging market demand. Negative sentiment surrounding the outlook for the Brazilian economy hurt the stock. United Parcel Service, Inc. has had difficulties managing the past two peak seasons. In the 2013 holiday season, the company struggled to manage volume and late deliveries resulted in unhappy customers. In 2014, holiday service levels were vastly improved; however, it also came with higher-than-expected expenses. UPS has the potential to be a key beneficiary of the growth in e-commerce. Managing peak seasons requires some investment and operational refinements. ICICI Bank is the largest private sector bank in India, with a U.S. dollar market approaching $30 billion. Prior to 2015, the company’s share price nearly doubled since the third quarter of 2013, so a price correction was not surprising.

At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Financials, Consumer Discretionary, and Industrials, and was underweight in all other sectors of the Index. On a country basis, large overweight positions

MIST-1

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

for the Portfolio included Germany, Japan, and France, with significant underweight positions in the United States, Canada, and Australia. Despite being underweight the United States relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Rajeev Bhaman

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
Oppenheimer Global Equity Portfolio
Class A	10.76	8.36	15.15	8.29
Class B	10.64	8.07	14.85	8.01
Class E	10.66	8.16	14.96	8.13
MSCI ACWI (All Country World Index)	2.66	0.71	11.93	6.41

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
McGraw Hill Financial, Inc.	2.6
Murata Manufacturing Co., Ltd.	2.5
Aetna, Inc.	2.4
Altera Corp.	2.4
eBay, Inc.	2.3
Walt Disney Co. (The)	2.2
Anthem, Inc.	2.1
Airbus Group SE	2.1
Citigroup, Inc.	2.1
Telefonaktiebolaget LM Ericsson- B Shares	2.0

Top Countries

% of Net Assets
United States	46.8
Japan	11.9
Germany	9.1
Switzerland	5.1
France	4.9
United Kingdom	4.9
Sweden	3.5
Spain	3.5
Brazil	2.4
Netherlands	2.1

MIST-3

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.66%	$1,000.00	$1,107.60	$3.45
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

Class B(a)	Actual	0.91%	$1,000.00	$1,106.40	$4.75
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

Class E(a)	Actual	0.81%	$1,000.00	$1,106.60	$4.23
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Brazil—2.4%
Ambev S.A. (ADR)	580,440	$3,540,684
BM&FBovespa S.A.	1,995,600	7,522,573
Embraer S.A. (ADR)	362,790	10,988,909
Itau Unibanco Holding S.A. (ADR)	997,876	10,926,742

		32,978,908

China—1.2%
JD.com, Inc. (ADR) (a)	353,893	12,067,751
Qihoo 360 Technology Co., Ltd. (ADR) (a)	76,500	5,178,285

		17,246,036

Denmark—0.4%
FLSmidth & Co. A/S (b)	127,306	6,142,013

France—4.9%
Kering	95,109	16,965,303
LVMH Moet Hennessy Louis Vuitton SE	147,135	25,756,864
Societe Generale S.A.	270,010	12,597,238
Technip S.A.	221,820	13,739,495

		69,058,900

Germany—7.3%
Allianz SE	138,361	21,541,657
Bayer AG	157,498	22,038,347
Deutsche Bank AG	477,851	14,351,815
Linde AG	73,879	13,989,049
SAP SE	333,771	23,257,191
Siemens AG	66,706	6,717,655

		101,895,714

India—1.6%
ICICI Bank, Ltd. (ADR)	2,068,380	21,552,520

Ireland—0.7%
Shire plc	125,845	10,115,820

Italy—1.2%
Brunello Cucinelli S.p.A. (b)	194,676	3,646,281
Prysmian S.p.A.	256,497	5,536,027
Tod’s S.p.A. (b)	81,508	7,736,896

		16,919,204

Japan—11.9%
Dai-ichi Life Insurance Co., Ltd. (The)	1,043,700	20,497,321
FANUC Corp.	53,900	11,003,464
KDDI Corp.	798,200	19,196,597
Keyence Corp.	39,600	21,350,904
Kyocera Corp.	307,700	15,988,685
Murata Manufacturing Co., Ltd.	199,400	34,765,918
Nidec Corp. (b)	280,300	21,024,328
Nomura Holdings, Inc.	1,047,500	7,060,326
Sumitomo Mitsui Financial Group, Inc.	361,300	16,054,161

		166,941,704

Mexico—0.7%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	111,584	9,941,019

Netherlands—2.1%
Airbus Group SE	459,971	29,800,701

Spain—3.5%
Banco Bilbao Vizcaya Argentaria S.A.	1,625,396	15,988,899
Inditex S.A.	748,164	24,398,250
Repsol S.A.	462,136	8,135,218

		48,522,367

Sweden—3.5%
Assa Abloy AB - Class B	1,098,419	20,683,946
Telefonaktiebolaget LM Ericsson - B Shares	2,770,058	28,674,341

		49,358,287

Switzerland—5.1%
Credit Suisse Group AG (a)	644,081	17,697,712
Nestle S.A.	185,694	13,422,991
Roche Holding AG	45,934	12,896,130
UBS Group AG	1,308,553	27,745,455

		71,762,288

United Kingdom—4.9%
Circassia Pharmaceuticals plc (a)	2,109,064	9,698,249
Earthport plc (a) (b)	3,347,255	1,999,509
International Game Technology plc (a) (b)	399,131	7,088,566
Prudential plc	1,044,410	25,202,236
Unilever plc	565,455	24,306,391

		68,294,951

United States—45.8%
3M Co.	125,150	19,310,645
ACADIA Pharmaceuticals, Inc. (a) (b)	245,060	10,263,113
Adobe Systems, Inc. (a)	317,760	25,741,738
Aetna, Inc.	267,640	34,113,394
Altera Corp.	665,680	34,082,816
Anthem, Inc. (b)	182,830	30,009,716
Biogen, Inc. (a)	37,550	15,167,947
BioMarin Pharmaceutical, Inc. (a)	105,040	14,367,371
Bluebird Bio, Inc. (a)	43,580	7,337,565
Celldex Therapeutics, Inc. (a) (b)	540,310	13,626,618
Citigroup, Inc.	533,600	29,476,064
Clovis Oncology, Inc. (a)	108,660	9,549,041
Colgate-Palmolive Co.	399,760	26,148,302
eBay, Inc. (a)	528,990	31,866,358
Emerson Electric Co. (b)	189,240	10,489,573
Facebook, Inc. - Class A (a)	258,090	22,135,089
FNF Group (b)	297,420	11,001,566
Gilead Sciences, Inc.	180,380	21,118,890
Goldman Sachs Group, Inc. (The)	111,190	23,215,360
Google, Inc. - Class A (a)	38,910	21,012,956
Google, Inc. - Class C (a)	37,938	19,747,108
Intuit, Inc.	258,130	26,011,760

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
MacroGenics, Inc. (a) (b)	18,090	$686,877
Maxim Integrated Products, Inc.	708,130	24,483,595
McDonald’s Corp.	72,630	6,904,934
McGraw Hill Financial, Inc.	358,010	35,962,104
Medivation, Inc. (a)	55,180	6,301,556
St. Jude Medical, Inc.	134,700	9,842,529
Theravance Biopharma, Inc. (a) (b)	78,125	1,017,188
Theravance, Inc. (b)	313,990	5,673,799
Tiffany & Co. (b)	202,980	18,633,564
United Parcel Service, Inc. - Class B	168,160	16,296,386
Vertex Pharmaceuticals, Inc. (a)	104,100	12,854,268
Walt Disney Co. (The)	269,650	30,777,851
Zimmer Biomet Holdings, Inc.	141,000	15,401,430

		640,629,071

Total Common Stocks (Cost $1,024,815,809)		1,361,159,503

Preferred Stock—1.8%

Germany—1.8%
Bayerische Motoren Werke (BMW) AG (Cost $18,195,620)	295,914	25,042,287

Rights—0.0%

Spain—0.0%
Repsol S.A., Expires 07/03/15 (a) (b) (Cost $253,658)	462,136	239,574

Short-Term Investments—6.0%

Mutual Fund—5.0%
State Street Navigator Securities Lending MET Portfolio (c)	70,326,678	70,326,678

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $13,831,215 on 07/01/15, collateralized by $12,820,000 U.S. Treasury Note at 3.625% due 08/15/19 with a value of $14,113,051.	13,831,215	13,831,215

Total Short-Term Investments (Cost $84,157,893)		84,157,893

Total Investments—105.0% (Cost $1,127,422,980) (d)		1,470,599,257
Other assets and liabilities (net)—(5.0)%		(70,404,194)

Net Assets—100.0%		$1,400,195,063

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $68,625,703 and the collateral received consisted of cash in the amount of $70,326,678. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $1,127,422,980. The aggregate unrealized appreciation and depreciation of investments were $372,971,625 and $(29,795,348), respectively, resulting in net unrealized appreciation of $343,176,277.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2015 (Unaudited)	% of Net Assets
Biotechnology	8.6
Banks	7.6
Internet Software & Services	7.1
Capital Markets	6.4
Insurance	5.6
Software	5.4
Electronic Equipment, Instruments & Components	5.1
Health Care Providers & Services	4.6
Semiconductors & Semiconductor Equipment	4.2
Textiles, Apparel & Luxury Goods	3.9

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$32,978,908	$—	$—	$32,978,908
China	17,246,036	—	—	17,246,036
Denmark	—	6,142,013	—	6,142,013
France	—	69,058,900	—	69,058,900
Germany	—	101,895,714	—	101,895,714
India	21,552,520	—	—	21,552,520
Ireland	—	10,115,820	—	10,115,820
Italy	—	16,919,204	—	16,919,204
Japan	—	166,941,704	—	166,941,704
Mexico	9,941,019	—	—	9,941,019
Netherlands	—	29,800,701	—	29,800,701
Spain	—	48,522,367	—	48,522,367
Sweden	—	49,358,287	—	49,358,287
Switzerland	—	71,762,288	—	71,762,288
United Kingdom	7,088,566	61,206,385	—	68,294,951
United States	640,629,071	—	—	640,629,071
Total Common Stocks	729,436,120	631,723,383	—	1,361,159,503
Total Preferred Stock*	—	25,042,287	—	25,042,287
Total Rights*	239,574	—	—	239,574
Short-Term Investments
Mutual Fund	70,326,678	—	—	70,326,678
Repurchase Agreement	—	13,831,215	—	13,831,215
Total Short-Term Investments	70,326,678	13,831,215	—	84,157,893
Total Investments	$800,002,372	$670,596,885	$—	$1,470,599,257

Collateral for Securities Loaned (Liability)	$—	$(70,326,678)	$—	$(70,326,678)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $6,815,113 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $22,038,726 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,470,599,257
Cash denominated in foreign currencies (c)	642,936
Receivable for:
Investments sold	76,474
Fund shares sold	231,513
Dividends	997,230

Total Assets	1,472,547,410
Liabilities
Collateral for securities loaned	70,326,678
Payables for:
Investments purchased	68,549
Fund shares redeemed	692,245
Accrued expenses:
Management fees	693,205
Distribution and service fees	92,402
Deferred trustees’ fees	102,922
Other expenses	376,346

Total Liabilities	72,352,347

Net Assets	$1,400,195,063

Net assets consist of:
Paid in surplus	$1,008,455,391
Undistributed net investment income	8,792,305
Accumulated net realized gain	39,791,542
Unrealized appreciation on investments and foreign currency transactions	343,155,825

Net Assets	$1,400,195,063

Net Assets
Class A	$945,531,887
Class B	425,417,648
Class E	29,245,528
Capital Shares Outstanding*
Class A	43,372,663
Class B	19,596,019
Class E	1,345,684
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.80
Class B	21.71
Class E	21.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,127,422,980.
(b)	Includes securities loaned at value of $68,625,703.
(c)	Identified cost of cash denominated in foreign currencies was $645,891.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$15,389,216
Securities lending income	1,066,136

Total investment income	16,455,352
Expenses
Management fees	4,302,749
Administration fees	15,327
Custodian and accounting fees	194,788
Distribution and service fees—Class B	525,988
Distribution and service fees—Class E	22,086
Audit and tax services	26,256
Legal	15,599
Trustees’ fees and expenses	19,698
Shareholder reporting	78,173
Insurance	3,974
Miscellaneous	22,955

Total expenses	5,227,593
Less management fee waiver	(428,334)

Net expenses	4,799,259

Net Investment Income	11,656,093

Net Realized and Unrealized Gain
Net realized gain on:
Investments	42,287,061
Foreign currency transactions	10,655

Net realized gain	42,297,716

Net change in unrealized appreciation on:
Investments	76,462,039
Foreign currency transactions	8,224

Net change in unrealized appreciation	76,470,263

Net realized and unrealized gain	118,767,979

Net Increase in Net Assets From Operations	$130,424,072

(a)	Net of foreign withholding taxes of $1,534,487.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,656,093	$15,684,920
Net realized gain	42,297,716	51,300,868
Net change in unrealized appreciation (depreciation)	76,470,263	(38,632,217)

Increase in net assets from operations	130,424,072	28,353,571

From Distributions to Shareholders
Net investment income
Class A	(10,878,277)	(4,844,037)
Class B	(3,845,329)	(3,553,255)
Class E	(287,989)	(302,590)
Net realized capital gains
Class A	(19,985,671)	(14,077,273)
Class B	(9,023,198)	(13,014,584)
Class E	(617,678)	(996,293)

Total distributions	(44,638,142)	(36,788,032)

Increase in net assets from capital share transactions	99,679,281	255,528,948

Total increase in net assets	185,465,211	247,094,487

Net Assets
Beginning of period	1,214,729,852	967,635,365

End of period	$1,400,195,063	$1,214,729,852

Undistributed net investment income
End of period	$8,792,305	$12,147,807

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	6,465,252	$142,609,801	16,952,467	$337,033,874
Reinvestments	1,407,385	30,863,948	969,329	18,921,310
Redemptions	(2,602,834)	(56,981,896)	(3,181,917)	(65,105,126)

Net increase	5,269,803	$116,491,853	14,739,879	$290,850,058

Class B
Sales	661,648	$14,388,721	1,416,455	$28,710,970
Reinvestments	589,218	12,868,527	851,817	16,567,839
Redemptions	(1,925,604)	(41,614,608)	(3,737,349)	(76,107,889)

Net decrease	(674,738)	$(14,357,360)	(1,469,077)	$(30,829,080)

Class E
Sales	50,190	$1,092,196	99,035	$2,017,044
Reinvestments	41,412	905,667	66,746	1,298,883
Redemptions	(207,805)	(4,453,075)	(381,587)	(7,807,957)

Net decrease	(116,203)	$(2,455,212)	(215,806)	$(4,492,030)

Increase derived from capital shares transactions		$99,679,281		$255,528,948

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013(a)	2012	2011	2010
Net Asset Value, Beginning of Period	$20.34		$20.73	$16.63	$13.91	$15.44	$13.48

Income (Loss) from Investment Operations
Net investment income (b)	0.21		0.30	0.24	0.26	0.25	0.20
Net realized and unrealized gain (loss) on investments	1.98		0.14	4.24	2.71	(1.48)	1.97

Total from investment operations	2.19		0.44	4.48	2.97	(1.23)	2.17

Less Distributions
Distributions from net investment income	(0.26)		(0.21)	(0.38)	(0.25)	(0.30)	(0.21)
Distributions from net realized capital gains	(0.47)		(0.62)	0.00	0.00	0.00	0.00

Total distributions	(0.73)		(0.83)	(0.38)	(0.25)	(0.30)	(0.21)

Net Asset Value, End of Period	$21.80		$20.34	$20.73	$16.63	$13.91	$15.44

Total Return (%) (c)	10.76	(d)	2.30	27.32	21.52	(8.24)	16.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.74	0.71	0.62	0.62	0.61
Net ratio of expenses to average net assets (%) (f)	0.66	(e)	0.70	0.69	0.62	0.62	0.61
Ratio of net investment income to average net assets (%)	1.90	(e)	1.48	1.27	1.74	1.65	1.45
Portfolio turnover rate (%)	9	(d)	22	11	13	12	18
Net assets, end of period (in millions)	$945.5		$775.0	$484.4	$411.0	$378.6	$458.8

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013(a)	2012	2011	2010
Net Asset Value, Beginning of Period	$20.23		$20.63	$16.54	$13.83	$15.36	$13.42

Income (Loss) from Investment Operations
Net investment income (b)	0.17		0.24	0.18	0.22	0.21	0.16
Net realized and unrealized gain (loss) on investments	1.98		0.15	4.23	2.70	(1.47)	1.96

Total from investment operations	2.15		0.39	4.41	2.92	(1.26)	2.12

Less Distributions
Distributions from net investment income	(0.20)		(0.17)	(0.32)	(0.21)	(0.27)	(0.18)
Distributions from net realized capital gains	(0.47)		(0.62)	0.00	0.00	0.00	0.00

Total distributions	(0.67)		(0.79)	(0.32)	(0.21)	(0.27)	(0.18)

Net Asset Value, End of Period	$21.71		$20.23	$20.63	$16.54	$13.83	$15.36

Total Return (%) (c)	10.64	(d)	2.03	27.01	21.17	(8.40)	15.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.99	0.96	0.87	0.87	0.86
Net ratio of expenses to average net assets (%) (f)	0.91	(e)	0.95	0.94	0.87	0.87	0.86
Ratio of net investment income to average net assets (%)	1.59	(e)	1.18	0.99	1.49	1.40	1.19
Portfolio turnover rate (%)	9	(d)	22	11	13	12	18
Net assets, end of period (in millions)	$425.4		$410.1	$448.6	$250.9	$236.1	$265.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013(a)	2012	2011	2010
Net Asset Value, Beginning of Period	$20.26		$20.66	$16.56	$13.85	$15.38	$13.43

Income (Loss) from Investment Operations
Net investment income (b)	0.18		0.26	0.20	0.24	0.23	0.18
Net realized and unrealized gain (loss) on investments	1.98		0.15	4.25	2.69	(1.48)	1.96

Total from investment operations	2.16		0.41	4.45	2.93	(1.25)	2.14

Less Distributions
Distributions from net investment income	(0.22)		(0.19)	(0.35)	(0.22)	(0.28)	(0.19)
Distributions from net realized capital gains	(0.47)		(0.62)	0.00	0.00	0.00	0.00

Total distributions	(0.69)		(0.81)	(0.35)	(0.22)	(0.28)	(0.19)

Net Asset Value, End of Period	$21.73		$20.26	$20.66	$16.56	$13.85	$15.38

Total Return (%) (c)	10.66	(d)	2.13	27.19	21.35	(8.39)	16.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.89	0.86	0.77	0.77	0.76
Net ratio of expenses to average net assets (%) (f)	0.81	(e)	0.85	0.84	0.77	0.77	0.76
Ratio of net investment income to average net assets (%)	1.69	(e)	1.28	1.07	1.60	1.51	1.30
Portfolio turnover rate (%)	9	(d)	22	11	13	12	18
Net assets, end of period (in millions)	$29.2		$29.6	$34.7	$11.3	$11.0	$14.6

(a)	At the close of business on April 26, 2013, the Portfolio acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), return of capital adjustments and capital gains tax. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $13,831,215, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve

MIST-14

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$184,882,800	$0	$112,331,686

The Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc. that amounted to $46,307 in purchases and $665,780 in sales of investments, which are included above.

During the six months ended June 30, 2015, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $3,379,320 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$4,302,749	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $800 million
	0.650%	Over $800 million

MIST-15

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$350 million to $500 million
0.060%	$500 million to $600 million
0.070%	$600 million to $800 million
0.110%	Over $800 million

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid by the Portfolio and the MSF Oppenheimer Global Equity Predecessor, the accounting survivor, for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$8,699,882	$14,089,053	$28,088,150	$—	$36,788,032	$14,089,053

MIST-16

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$15,816,964	$29,549,950	$260,685,250	$—	$306,052,164

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $21,250,669.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned -1.55%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

Although bookended by spikes in volatility, global equity markets managed to stay positive for the first half of 2015. Market volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), jumped in January following the Swiss National Bank’s surprise decision to abandon the franc’s peg to the euro and again in June amidst the saga of a potential Greece exit, or “Grexit,” from the Eurozone. Despite these headline events and worries about rising rates in the U.S., investors largely held equity positions on signs of reasonable macroeconomic data and as a “less bad” option in comparison to very low global bond yields. The U.S. economy showed some signs of improvement for the consumer and employment, and a lackluster first quarter final GDP report was dismissed as a seasonal one-off reading due to unusually poor winter weather and other temporary conditions. U.S. small cap equities notably outperformed U.S. large cap equities as the S&P 500 and Russell 2000 indices posted returns of 1.23% and 4.75%, respectively for the six month period ending June 30, 2015. The MSCI World ex-U.S. and MSCI Emerging Markets indices ultimately finished the six month period in similar fashion to U.S. markets returning 4.34% and 2.95%, respectively.

Following the mixed performance of the first quarter of 2015 in which key segments of the bond market managed to eke out positive returns, the second quarter presented a very different environment for bonds; one shaped by heightened volatility and economic uncertainty emanating from the Eurozone. U.S. Treasury yields for intermediate and longer-term bonds jumped higher in May and June driving prices further downward as investors started to become less risk averse encouraged in part by stronger U.S. economic data. Across the Atlantic the spike in government bond yields was even more pronounced, for German bunds in particular. Government bond prices were able to recover somewhat as the second quarter came to a close. Investors were motivated to return to safer assets as the Eurozone became further mired in a state of crisis with Greece leaving the common currency bloc becoming a real possibility. The Citigroup U.S. Treasury Index was slightly positive for the six month period posting a return of 0.02% while the Citigroup World Government Bond Index ex-U.S. (Hedged) declined by -0.91%. Inflation linked bonds were also adversely affected by the bond market volatility of the second quarter as the Barclays World Government Inflation-Linked Bond Index (Hedged) declined by -0.16% for the period. After posting solid, positive returns to start 2015, the negative sentiment of the bond market cascaded into investment grade credit as the Barclays U.S. Credit Index declined by -0.78% for the six month period.

After delivering a third consecutive quarter of negative performance in the first quarter of 2015, commodities rebounded and were broadly positive for the second quarter. The S&P Goldman Sachs Commodity Index was only slightly negative for the six month period with a return of -0.22%. Commodities staged a significant rally in April, led in particular by a rebound in oil prices. After falling close to $40 per barrel at the end of first quarter, oil prices steadily increased in April and plateaued somewhat in May trading around $58-$61 to close out the first half of the year. Decreased production in the U.S. and a recent increase in demand from Japan and China provided some stability for crude oil prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio’s investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income, and 20% inflation protection.

The primary drivers of negative, absolute performance for the six month period were exposure to nominal fixed income and inflation protected investments while U.S. and non-U.S. equities contributed to Portfolio performance.

After beginning the year largely in positive territory, government bonds began a sell-off towards the end of April which continued throughout much of the second quarter. Investment grade credit also moved into negative territory after producing positive results in the first quarter as the asset class experienced increased selling pressure in the second quarter. The market became saturated by a record level of new corporate bonds issued year to date as companies scrambled to sell new bonds prior to the looming U.S. Federal Reserve rate hike. Inflation linked bonds were also negatively affected by the increase in bond yields and while consumer prices did edge upward in April and May, for gasoline pricing in particular, over the longer-term inflation remains sluggish. After continuing a slump to begin the year, commodities prices improved in the second quarter led by the Energy sector. Agricultural commodities were also a top performing sector as cocoa and cotton posted strong gains for the six month period. The U.S. dollar depreciated against the other major currencies in the second quarter which provided further support to the rise in commodities prices as commodity contracts are typically priced in U.S. dollars. The Portfolio’s exposure to both U.S. and non-U.S. equities was beneficial for the six month period and partially offset some of the negative performance of the other asset classes used in the Portfolio. Both developed and emerging markets notably showed strong performance in April as investors gained confidence with the European Central Bank’s quantitative easing program.

MIST-1

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

On average, the Portfolio maintained an overweight position in equities and an underweight position in nominal fixed income and inflation protected investments relative to the Portfolio’s strategic (neutral) risk targets. For the six month period, the active positioning for both equities and nominal fixed income benefited the Portfolio. However, the underweight to inflation protected investments, specifically commodities, was a sizeable detractor from performance. Thus, active positioning in aggregate detracted from overall Portfolio performance for the period.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes and to enhance returns. All derivatives used during the six month period performed as expected.

As of June 30, 2015, the Portfolio continued to overweight equities and underweight nominal fixed income and inflation protected investments. Within equities, the Portfolio was overweight U.S. small cap and developed non-U.S. equities and underweight U.S. large cap and emerging markets equities. Within nominal fixed income, the Portfolio was underweight both U.S. government debt and investment grade credit and slightly overweight international government debt. Within inflation protected investments, the Portfolio was underweight both commodities and inflation linked bonds.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
PanAgora Global Diversified Risk Portfolio
Class B	-1.55	-2.19	3.10
Dow Jones Moderate Index	1.64	1.25	5.06

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	158.3
Global Developed Equities	42.6
Commodities - Production Weighted	17.9
Global Inflation-Linked Bonds	9.1
Global Emerging Equities	6.3

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)(b)	Actual	1.30%	$1,000.00	$984.50	$6.40
	Hypothetical*	1.30%	$1,000.00	$1,018.35	$6.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—21.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—21.0%
U.S. Treasury Inflation Indexed Bond
3.875%, 04/15/29 (a)	2,245,043	$3,179,892
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/17 (a)	1,277,026	1,294,386
0.125%, 04/15/18 (a)	204,692	207,906
0.125%, 01/15/23 (a)	1,055,709	1,037,069
0.250%, 01/15/25 (a)	479,453	470,276
0.375%, 07/15/23 (a)	1,750,602	1,756,894
1.250%, 07/15/20 (a)	976,338	1,044,681

Total U.S. Treasury & Government Agencies (Cost $9,077,256)		8,991,104

Mutual Fund—8.1%

Investment Company Security—8.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $3,585,083)	30,028	3,474,840

Short-Term Investments—49.0%

Mutual Funds—25.7%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.010% (b)	5,500,000	5,500,000
UBS Select Treasury Institutional Fund, Institutional Class 0.010% (b)	5,500,000	5,500,000

		11,000,000

Repurchase Agreement—23.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $9,960,073 on 07/01/15, collateralized by $10,135,000 U.S. Treasury Note at 1.250% due 11/30/18 with a value of $10,160,338.	9,960,073	$9,960,073

Total Short-Term Investments (Cost $20,960,073)		20,960,073

Total Investments—78.1% (Cost $33,622,412) (c)		33,426,017
Other assets and liabilities (net)—21.9%		9,386,477

Net Assets—100.0%		$42,812,494

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of June 30, 2015.
(c)	As of June 30, 2015, the aggregate cost of investments was $33,622,412. The aggregate unrealized appreciation and depreciation of investments were $56,939 and $(253,334), respectively, resulting in net unrealized depreciation of $(196,395).
(ETF)—	Exchange Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Amsterdam Index Futures	07/17/15	4	EUR	378,776	$(1,267)
Australian 10 Year Treasury Bond Futures	09/15/15	60	AUD	7,457,273	45,069
Bloomberg Commodity Index Futures	09/16/15	23	USD	231,681	4,069
Brent Crude Oil Futures	08/14/15	1	USD	63,265	875
Canada Government Bond 10 Year Futures	09/21/15	62	CAD	8,607,573	57,988
Cattle Feeder Futures	11/19/15	6	USD	644,524	(12,649)
Cocoa Futures	09/15/15	10	USD	282,807	44,093
Copper E-Mini Futures	08/27/15	11	USD	363,224	(3,661)
Corn Futures	12/14/15	4	USD	73,262	13,038
Cotton No. 2 Futures	12/08/15	8	USD	258,989	12,651
DAX Index Futures	09/18/15	2	EUR	550,254	(200)
Euro-BTP Futures	09/08/15	43	EUR	5,715,529	(129,879)
Euro-Bobl Futures	09/08/15	15	EUR	1,946,500	(3,122)
Euro-Bund Futures	09/08/15	5	EUR	771,897	(13,263)
Euro-Buxl 30 Year Bond Futures	09/08/15	3	EUR	474,964	(32,380)
Euro-Schatz Futures	09/08/15	50	EUR	5,562,862	990
FTSE 100 Index Futures	09/18/15	11	GBP	731,028	(26,221)
Gasoline RBOB Futures	07/31/15	2	USD	166,854	5,296
Gold Mini Futures	08/27/15	26	USD	994,283	(14,776)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Hang Seng Index Futures	07/30/15	4	HKD	5,445,800	$(26,446)
IBEX 35 Index Futures	07/17/15	10	EUR	1,076,593	1,001
Interest Rate Swap 10 Year Futures	09/14/15	51	USD	5,184,576	19,815
Interest Rate Swap 2 Year Futures	09/14/15	202	USD	20,326,725	53,182
Interest Rate Swap 5 Year Futures	09/14/15	85	USD	8,607,045	43,033
Japanese Government 10 Year Bond Mini Futures	09/09/15	103	JPY	1,509,408,350	33,285
Lean Hogs Futures	10/14/15	1	USD	29,334	(2,934)
Lean Hogs Futures	12/14/15	5	USD	121,600	6,850
Live Cattle Futures	10/30/15	24	USD	1,449,704	(2,984)
Low Sulphur Gas Oil Futures	08/12/15	3	USD	184,229	(11,429)
MSCI Emerging Markets Mini Index Futures	09/18/15	56	USD	2,679,261	7,058
Natural Gas E-Mini Futures	07/28/15	22	USD	158,492	(2,732)
New York Harbor ULSD Futures	07/31/15	1	USD	81,215	(1,839)
New York Harbor ULSD Futures	08/31/15	2	USD	160,574	(613)
Nickel Futures	09/14/15	2	USD	156,429	(12,771)
OMX Stockholm 30 Index Futures	07/17/15	35	SEK	5,504,800	(13,109)
Primary Aluminum Futures	09/14/15	10	USD	436,858	(15,671)
Russell 2000 Mini Index Futures	09/18/15	35	USD	4,392,584	(16,184)
S&P 500 E-Mini Index Futures	09/18/15	46	USD	4,773,995	(48,875)
S&P TSX 60 Index Futures	09/17/15	10	CAD	1,706,843	(15,246)
Silver Mini Futures	09/28/15	28	USD	444,200	(7,932)
SPI 200 Index Futures	09/17/15	12	AUD	1,646,151	(20,871)
Soybean Futures	11/13/15	2	USD	94,206	9,519
Soybean Meal Futures	12/14/15	9	USD	270,658	40,202
Soybean Oil Futures	12/14/15	11	USD	219,238	5,624
Sugar No. 11 Futures	09/30/15	12	USD	177,839	(10,242)
TOPIX Index Futures	09/10/15	14	JPY	231,156,800	(23,588)
U.S. Treasury Long Bond Futures	09/21/15	27	USD	4,165,606	(92,825)
United Kingdom Long Gilt Bond Futures	09/28/15	39	GBP	4,561,893	(76,085)
Wheat Futures	12/14/15	7	USD	186,797	30,903
Zinc Futures	09/14/15	7	USD	376,282	(26,544)

Net Unrealized Depreciation					$(231,797)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$8,991,104	$—	$8,991,104
Total Mutual Fund*	3,474,840	—	—	3,474,840
Short-Term Investments
Mutual Funds	11,000,000	—	—	11,000,000
Repurchase Agreement	—	9,960,073	—	9,960,073
Total Short-Term Investments	11,000,000	9,960,073	—	20,960,073
Total Investments	$14,474,840	$18,951,177	$—	$33,426,017

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$434,541	$—	$—	$434,541
Futures Contracts (Unrealized Depreciation)	(666,338)	—	—	(666,338)
Total Futures Contracts	$(231,797)	$—	$—	$(231,797)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$23,465,944
Repurchase Agreement	9,960,073
Cash	6,798,087
Cash collateral for futures contracts	2,507,613
Receivable for:
Fund shares sold	106,981
Interest	28,512
Variation margin on futures contracts	88,620
Due from investment adviser	4,971

Total Assets	42,960,801
Liabilities
Payables for:
Fund shares redeemed	527
Accrued expenses:
Management fees	22,443
Distribution and service fees	8,632
Deferred trustees’ fees	22,981
Other expenses	93,724

Total Liabilities	148,307

Net Assets	$42,812,494

Net assets consist of:
Paid in surplus	$44,318,212
Distributions in excess of net investment income	(200,323)
Accumulated net realized loss	(884,171)
Unrealized depreciation on investments, futures contracts and foreign currency transactions	(421,224)

Net Assets	$42,812,494

Net Assets
Class B	$42,812,494
Capital Shares Outstanding*
Class B	4,269,826
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $23,662,339.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$41,721
Interest	18,250

Total investment income	59,971
Expenses
Management fees	110,158
Administration fees	18,091
Custodian and accounting fees	11,418
Distribution and service fees—Class B	42,368
Audit and tax services	46,294
Legal	16,531
Trustees’ fees and expenses	19,698
Shareholder reporting	3,719
Insurance	19
Miscellaneous	2,023

Total expenses	270,319
Less expenses reimbursed by the Adviser	(50,005)

Net expenses	220,314

Net Investment Loss	(160,343)

Net Realized and Unrealized Loss
Net realized loss on:
Futures contracts	(194,227)
Foreign currency transactions	(25,801)

Net realized loss	(220,028)

Net change in unrealized appreciation (depreciation) on:
Investments	(154,892)
Futures contracts	(649,562)
Foreign currency transactions	26,960

Net change in unrealized depreciation	(777,494)

Net realized and unrealized loss	(997,522)

Net Decrease in Net Assets From Operations	$(1,157,865)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Period Ended December 31, 2014(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(160,343)	$(74,514)
Net realized gain (loss)	(220,028)	114,622
Net change in unrealized appreciation (depreciation)	(777,494)	356,270

Increase (decrease) in net assets from operations	(1,157,865)	396,378

From Distributions to Shareholders
Net investment income
Class B	(235,596)	(59,437)
Net realized capital gains
Class B	(305,862)	(430,917)

Total distributions	(541,458)	(490,354)

Increase in net assets from capital share transactions	22,107,281	22,498,512

Total increase in net assets	20,407,958	22,404,536

Net Assets
Beginning of period	22,404,536	—

End of period	$42,812,494	$22,404,536

Accumulated undistributed net investment income (loss)
End of period	$(200,323)	$195,616

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31, 2014(a)
	Shares	Value	Shares	Value
Class B
Sales	2,356,479	$24,835,342	2,305,033	$23,893,592
Reinvestments	53,876	541,458	47,377	490,354
Redemptions	(314,152)	(3,269,519)	(178,787)	(1,885,434)

Net increase	2,096,203	$22,107,281	2,173,623	$22,498,512

Increase derived from capital shares transactions		$22,107,281		$22,498,512

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.31		$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.10)		0.60

Total from investment operations	(0.15)		0.54

Less Distributions
Distributions from net investment income	(0.06)		(0.03)
Distributions from net realized capital gains	(0.07)		(0.20)

Total distributions	(0.13)		(0.23)

Net Asset Value, End of Period	$10.03		$10.31

Total Return (%) (c)	(1.45	)(d)(h)	5.40	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.60	(e)	3.66	(e)
Net ratio of expenses to average net assets (%) (f)	1.30	(e)	1.30	(e)
Ratio of net investment loss to average net assets (%)	(0.95	)(e)	(0.74	)(e)
Portfolio turnover rate (%)	0	(d)(g)	9	(d)
Net assets, end of period (in millions)	$42.8		$22.4

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	There were no long term sale transactions during the period ended June 30, 2015.
(h)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”) (commenced operations on April 14, 2014), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Risk Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2015	% of Total Assets at June 30, 2015
PanAgora Global Risk Diversified Risk Portfolio, Ltd	4/14/2014	$7,158,239	16.7%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the consolidated financial statements were issued.

MIST-11

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, premium amortization adjustments, controlled foreign corporation and distribution and service fees. These adjustments have no impact on net assets or the results of operations.

MIST-13

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $9,960,073, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$253,362	Unrealized depreciation on futures contracts*	$347,554
Equity	Unrealized appreciation on futures contracts*	8,059	Unrealized depreciation on futures contracts*	192,007
Commodity	Unrealized appreciation on futures contracts*	173,120	Unrealized depreciation on futures contracts*	126,777

Total		$434,541		$666,338

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Consolidated Statement of Operations Location— Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(373,280)	$844,338	$(665,285)	$(194,227)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(503,698)	$(506,642)	$360,778	$(649,562)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$60,128,733

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The

MIST-15

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,911,000	$1,552,207	$0	$0

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$110,158	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2016. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017	Expenses Deferred in 2015 Subject to repayment until December 31, 2018
1.30%	$231,931	$50,005

Amounts waived for the six months ended June 30, 2015 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

MIST-16

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of June 30, 2015, there was $281,936 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2014 are as follows:

Ordinary Income	Long-Term Capital Gain	Total
$231,379	$258,975	$490,354

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$317,260	$162,502	$(272,138)	$—	$207,624

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

MIST-17

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 0.22%, 0.14%, and 0.14%, respectively. The Portfolio’s benchmark, the Barclays U.S. TIPS Index1, returned 0.34%.

MARKET ENVIRONMENT / CONDITIONS

Treasury Inflation-Protected Securities (“TIPS”) returned 0.34% during the first half of 2015, as represented by the Barclays U.S. TIPS Index. The TIPS curve steepened over the year (3-year real yield fell 62 basis points (“bps”) and the 30-year real yield rose 14 bps). During the second quarter, real yields generally followed nominal yields higher, driven by improving U.S. economic data and the Federal Reserve’s affirmation of the intent to begin rate hikes this year. However, TIPS outperformed like-duration nominal Treasuries over the first half of the year as breakeven inflation levels (difference between nominal and real yields—a measure of market inflation expectations) widened across all maturities. This was a continued correction to the substantial narrowing in breakevens at the end of 2014.

In addition to the European Central Bank’s (the “ECB”) highly anticipated foray into quantitative easing (“QE”), the new year began with a host of global central banks re-embracing monetary easing. However, the U.S. Federal Reserve (the “Fed”) remained an outlier as officials reiterated their desire to hike rates sometime this year, emphasizing the importance of incoming data. Finally, some trends from 2014 lingered into 2015, including generalized U.S. dollar strength, lower oil prices, and lingering uncertainty as evidenced in the choppiness of risk assets. First quarter gross domestic product (“GDP”) was revised up to show a more modest -0.2% decline; however, nearly every labor market indicator pointed to sustainable growth.

The U.S. economy continued to show signs of strength, as a healthier labor market, improving outlook for spending, and modest rebound in oil prices led to a sell-off in the back-end of Treasuries over the second quarter. After the U.S. dollar’s seemingly unstoppable 25% rally over the prior nine months, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the U.S. dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to prevent deflation with QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid Greek concerns, modest market moves suggested the events in Greece were more noise than news for global financial markets.

While global developed economies showed signs of improvement, financial markets reversed much of their gains from the first quarter amid heightened volatility. In global fixed income markets, the Barclays U.S. Aggregate Bond Index declined, returning -0.10% during the six month period, as most developed market yield curves steepened over the quarter amid a confluence of technical and fundamental factors. In addition, the S&P 500 Index posted sluggish returns of 1.23% for the six month period. Conversely, Japan’s Nikkei Index proved a more one-way bet during the second quarter, rising more than 5%, as optimism for corporate governance reform grew and first quarter GDP was revised up to 3.9% quarter-on-quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s long exposure to U.S. breakevens (inflation expectations) was positive for returns, as breakevens widened over the year on continued improvement of inflation expectations. However, this was partially offset by an overweight to U.S. real duration, focusing on intermediate maturities, as the real yield curve steepened. A tactical allocation to Italian inflation-linked bonds (“ILBs”) was positive for performance as real yields fell amid an improving political situation and policy support from the ECB. Tactical holdings of intermediate to long-end Mexican ILBs detracted from performance as the real yield curve steepened. Through the use of currency forwards, the Portfolio was long the U.S. dollar versus the euro and yen, which contributed to performance as those currencies depreciated relative to the U.S dollar. An allocation to German nominal bonds, through the use of futures and options, was negative for returns as rates rose amid a sell-off in core European interest rates. An allocation to non-Agency mortgages contributed to performance, as prices continued to appreciate in-line with the ongoing housing recovery and strong demand. Select exposure to U.S. dollar-denominated emerging market debt, specifically Brazilian and Russian corporates and quasi-sovereign bonds, contributed to returns.

As of June 30, 2015, the Portfolio maintained full exposure to ILBs and inflation protection while tactically managing Portfolio duration, curve and country selection. At period end, the Portfolio was underweight U.S. interest rate risk via an underweight position to nominal rates given the potential for volatility as the Fed’s first rate hike approaches. The Portfolio targeted an overweight to U.S. real duration relative to the benchmark while focusing on opportunities across the real yield curve. At period end, we concentrated duration exposure in the belly of the real yield curve, specifically in the 10+ year maturities, which offers higher real yields than shorter-dated maturities, allowing for superior opportunities for roll-down capture. We also remained long breakevens in the U.S., allocating to TIPS versus nominal debt given underpriced inflation risk. Outside the U.S., we continued to see opportunities in the sovereign debt of peripheral countries like Italy and Spain, given a building technical tailwind from the scale and scope of the ECB’s QE purchases. Beyond the eurozone, we held Australian and New Zealand ILBs given stronger

MIST-1

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

sovereign balance sheets and higher real yields that leave room to respond to continued global economic growth pressures. Within emerging markets, our focus remained on Mexico as the most attractive opportunity, as the real yield curve is steep and breakevens look attractive relative to historical realized inflation. Finally, we maintained a long U.S. dollar bias as divergent monetary policy is likely to mean continued strength in the U.S. dollar, particularly against the euro and yen.

Mihir P. Worah

Jeremie Banet

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. TIPS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
PIMCO Inflation Protected Bond Portfolio
Class A	0.22	-2.95	3.28	4.30	—
Class B	0.14	-3.24	3.02	4.03	—
Class E	0.14	-3.14	3.12	—	4.73
Barclays U.S. TIPS Index	0.34	-1.73	3.29	4.13

1 The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

2 Inception dates of Class A, Class B and Class E shares are 5/1/2003, 5/1/2003 and 5/1/2006, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	100.2
Foreign Government	16.0
Corporate Bonds & Notes	10.3
Mortgage-Backed Securities	3.2
Asset-Backed Securities	2.8
Purchased Options	0.1

MIST-3

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.60%	$1,000.00	$1,003.20	$2.98
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B(a)	Actual	0.85%	$1,000.00	$1,001.40	$4.22
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class E(a)	Actual	0.75%	$1,000.00	$1,002.40	$3.72
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—100.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—1.0%
Fannie Mae ARM Pool
1.356%, 07/01/44 (a)	22,326	$22,911
1.356%, 09/01/44 (a)	41,359	42,450
2.488%, 11/01/34	1,001,514	1,073,485
Fannie Mae REMICS (CMO)
0.247%, 07/25/37 (a)	872,197	818,827
0.253%, 12/25/36 (a)	82,521	82,359
0.337%, 08/25/34 (a)	123,447	122,627
0.537%, 07/25/37 (a)	32,020	32,101
0.567%, 07/25/37 (a)	220,840	221,886
0.867%, 02/25/41 (a)	3,108,689	3,140,889
2.202%, 05/25/35 (a)	561,354	581,801
Fannie Mae Whole Loan (CMO)
0.537%, 05/25/42 (a)	74,190	74,266
Freddie Mac ARM Non-Gold Pool
2.372%, 01/01/34	100,492	107,561
Freddie Mac REMICS (CMO)
0.336%, 10/15/20 (a)	371,203	371,828
0.416%, 02/15/19 (a)	752,244	753,015
0.636%, 08/15/33 (a)	2,469,704	2,483,253
Freddie Mac Strips (CMO)
0.636%, 09/15/42 (a)	9,915,509	9,976,674
Freddie Mac Structured Pass-Through Securities (CMO)
0.447%, 08/25/31 (a)	57,929	56,691
1.346%, 10/25/44 (a)	3,409,204	3,463,339
1.346%, 02/25/45 (a)	1,029,046	1,047,501
Government National Mortgage Association (CMO)
0.487%, 03/20/37 (a)	3,864,776	3,876,095

		28,349,559

U.S. Treasury—99.2%
U.S. Treasury Bonds
2.500%, 02/15/45 (b)	22,610,000	19,898,608
3.000%, 11/15/44 (b) (c)	2,000,000	1,956,406
3.000%, 05/15/45 (b)	13,000,000	12,740,000
U.S. Treasury Inflation Indexed Bonds
0.125%, 04/15/20 (d)	82,214,959	82,876,543
0.625%, 02/15/43 (b) (d)	36,221,504	32,112,609
0.750%, 02/15/42 (b) (d)	32,771,413	30,116,404
0.750%, 02/15/45 (b) (d)	91,498,958	83,578,625
1.375%, 02/15/44 (b) (d)	87,221,183	93,108,613
1.750%, 01/15/28 (b) (d)	161,380,242	182,813,475
2.000%, 01/15/26 (b) (d)	69,028,570	79,242,658
2.125%, 02/15/40 (b) (d)	26,082,896	32,120,669
2.125%, 02/15/41 (c) (d)	7,130,178	8,844,209
2.375%, 01/15/25 (b) (c) (d)	205,567,776	241,831,165
2.375%, 01/15/27 (b) (d)	132,980,726	159,109,311
2.500%, 01/15/29 (b) (d)	36,220,881	44,639,411
3.625%, 04/15/28 (b) (d)	35,227,430	47,997,373
3.875%, 04/15/29 (b) (d)	96,758,392	137,049,166
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/16 (b) (d)	128,833,866	129,437,839
0.125%, 04/15/17 (b) (c) (d) (e) (f)	13,853,546	14,041,871

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/18 (b) (c) (d) (e)	4,093,840	4,158,126
0.125%, 04/15/19 (b) (c) (d) (e)	49,375,842	50,016,197
0.125%, 01/15/22 (b) (d)	61,671,520	61,117,463
0.125%, 07/15/22 (b) (d)	321,931,757	319,492,158
0.125%, 01/15/23 (b) (d)	244,816,763	240,494,278
0.125%, 07/15/24 (b) (d)	26,383,878	25,730,454
0.250%, 01/15/25 (b) (d)	48,599,046	47,668,812
0.375%, 07/15/23 (b) (d) (e)	116,808,489	117,228,299
0.625%, 07/15/21 (b) (d)	273,723,947	282,534,573
1.125%, 01/15/21 (b) (d) (e)	42,827,796	45,300,416
1.250%, 07/15/20 (b) (d)	154,699,141	165,528,081
1.375%, 01/15/20 (b) (d)	34,874,593	37,283,102
1.625%, 01/15/18 (b) (d)	19,316,827	20,410,951
1.875%, 07/15/19 (d) (e)	15,844,686	17,267,000
2.000%, 01/15/16 (c) (d) (e)	16,211,064	16,444,098
2.375%, 01/15/17 (c) (d)	639,367	670,586
2.500%, 07/15/16 (b) (d)	45,154,810	46,830,459
U.S. Treasury Notes
1.500%, 05/31/20 (b)	43,100,000	42,864,286

		2,974,554,294

Total U.S. Treasury & Government Agencies (Cost $3,178,332,904)		3,002,903,853

Foreign Government—16.0%

Sovereign—16.0%
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/18 (BRL)	9,600,000	2,261,374
Zero Coupon, 01/01/19 (BRL)	42,700,000	8,969,843
Brazil Notas do Tesouro Nacional
10.000%, 01/01/21 (BRL)	8,025,000	2,196,953
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.750%, 04/15/18 (EUR) (b) (d)	140,347,295	162,896,880
Colombian TES
3.000%, 03/25/33 (COP) (d)	7,717,446,560	2,543,573
France Government Bond OAT
0.250%, 07/25/18 (EUR) (d)	9,795,834	11,354,855
Hellenic Republic Government Bonds
3.000%, 02/24/23 (EUR) (g)	300,000	147,488
3.000%, 02/24/24 (EUR) (b) (g)	300,000	141,882
3.000%, 02/24/25 (EUR) (g)	300,000	138,933
3.000%, 02/24/26 (EUR) (g)	300,000	133,702
3.000%, 02/24/27 (EUR) (b) (g)	300,000	131,855
3.000%, 02/24/28 (EUR) (g)	300,000	133,371
3.000%, 02/24/29 (EUR) (g)	500,000	218,626
3.000%, 02/24/30 (EUR) (g)	500,000	217,940
3.000%, 02/24/31 (EUR) (g)	500,000	217,474
3.000%, 02/24/32 (EUR) (g)	500,000	214,015
3.000%, 02/24/33 (EUR) (g)	500,000	208,321
3.000%, 02/24/34 (EUR) (g)	500,000	213,332
3.000%, 02/24/35 (EUR) (g)	500,000	208,830
3.000%, 02/24/36 (EUR) (g)	750,000	317,038

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Hellenic Republic Government Bonds
3.000%, 02/24/37 (EUR) (g)	750,000	$321,152
3.000%, 02/24/38 (EUR) (g)	750,000	320,399
3.000%, 02/24/39 (EUR) (g)	750,000	313,668
3.000%, 02/24/40 (EUR) (g)	750,000	319,622
3.000%, 02/24/41 (EUR) (g)	750,000	318,766
3.000%, 02/24/42 (EUR) (g)	750,000	320,859
Hellenic Republic Government International Bonds
3.800%, 08/08/17 (JPY) (h)	150,000,000	674,108
4.500%, 07/03/17 (JPY) (h)	300,000,000	1,274,666
Italy Buoni Poliennali Del Tesoro
1.700%, 09/15/18 (EUR) (d)	8,914,752	10,449,929
2.100%, 09/15/17 (EUR) (d)	14,557,625	17,022,441
2.100%, 09/15/21 (EUR) (d)	1,878,330	2,269,328
2.250%, 04/22/17 (EUR) (d)	5,720,634	6,558,771
2.350%, 09/15/19 (EUR) (d)	2,662,248	3,212,273
2.350%, 09/15/24 (144A) (EUR) (d)	50,261,179	61,702,803
2.550%, 10/22/16 (EUR) (d)	4,074,697	4,652,153
3.100%, 09/15/26 (EUR) (d)	637,608	836,371
5.000%, 09/01/40 (EUR)	100,000	143,109
Mexican Bonos
4.750%, 06/14/18 (MXN)	65,252,000	4,168,427
Mexican Udibonos
4.000%, 11/15/40 (MXN) (d)	29,795,293	2,037,477
4.000%, 11/08/46 (MXN) (d)	122,006,356	8,404,128
4.500%, 12/04/25 (MXN) (d)	333,216,543	24,231,431
New Zealand Government Bonds
2.500%, 09/20/35 (NZD) (d)	1,506,150	1,053,529
3.000%, 09/20/30 (NZD) (d) (h)	11,600,000	8,854,157
Slovenia Government International Bond
4.700%, 11/01/16 (144A) (EUR)	6,400,000	7,542,591
Spain Government Bonds
3.800%, 04/30/24 (144A) (EUR)	10,800,000	13,582,507
5.400%, 01/31/23 (144A) (EUR)	7,200,000	9,971,518
Spain Government Inflation Linked Bond
1.000%, 11/30/30 (144A) (EUR) (d)	4,703,102	4,864,688
United Kingdom Gilt Inflation Linked
0.125%, 03/22/24 (GBP) (d)	53,101,085	90,180,800

Total Foreign Government (Cost $512,436,438)		478,467,956

Corporate Bonds & Notes—10.3%

Banks—8.1%
Banca Monte dei Paschi di Siena S.p.A.
4.875%, 09/15/16 (EUR)	1,000,000	1,170,586
Banco Santander S.A.
6.250%, 09/11/21 (EUR) (a)	700,000	758,934
Bank of America N.A.
1.750%, 06/05/18	15,200,000	15,167,305
Bankia S.A.
3.500%, 12/14/15 (EUR)	7,800,000	8,816,046
3.500%, 01/17/19 (EUR)	3,100,000	3,598,726

Banks—(Continued)
Barclays Bank plc
2.010%, 12/21/20 (MXN) (h)	12,500,000	763,480
6.500%, 09/15/19 (EUR) (a)	2,900,000	3,221,425
7.625%, 11/21/22	15,718,000	17,899,658
7.750%, 04/10/23 (a)	7,954,000	8,620,148
8.000%, 12/15/20 (EUR) (a)	800,000	945,392
BBVA Bancomer S.A.
6.500%, 03/10/21 (144A)	5,000,000	5,412,500
BNP Paribas S.A.
0.586%, 11/07/15 (a)	23,200,000	23,213,294
BPCE S.A.
0.846%, 11/18/16 (a)	13,300,000	13,318,926
BPE Financiaciones S.A.
2.500%, 02/01/17 (EUR)	2,700,000	3,051,633
2.875%, 05/19/16 (EUR)	5,600,000	6,325,155
Citigroup, Inc.
0.798%, 05/01/17 (a)	33,800,000	33,688,528
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.609%, 04/28/17 (a)	33,700,000	33,717,052
Credit Agricole S.A.
7.875%, 01/23/24 (a)	200,000	204,432
Depfa ACS Bank
3.875%, 11/14/16 (EUR)	600,000	702,005
Eksportfinans ASA
2.375%, 05/25/16	4,100,000	4,100,000
Intesa Sanpaolo S.p.A.
3.125%, 01/15/16	3,200,000	3,224,394
JPMorgan Chase & Co.
0.827%, 04/25/18 (a)	33,700,000	33,717,625
Lloyds Bank plc
1.750%, 05/14/18	6,350,000	6,343,625
3.500%, 05/14/25	1,250,000	1,227,294
Lloyds Banking Group plc
7.625%, 06/27/23 (GBP) (a)	2,500,000	4,054,013
7.875%, 06/27/29 (GBP) (a)	200,000	330,272
Rabobank Nederland
4.000%, 09/10/15 (GBP)	5,160,000	8,156,409
Turkiye Garanti Bankasi A/S
2.775%, 04/20/16 (144A) (a)	1,600,000	1,598,320

		243,347,177

Diversified Financial Services—0.5%
Ally Financial, Inc.
3.250%, 02/13/18	15,200,000	15,105,000

Electric—0.4%
Electricite de France S.A.
0.735%, 01/20/17 (144A) (a)	9,000,000	9,008,910
1.150%, 01/20/17 (144A)	2,800,000	2,804,486

		11,813,396

Media—0.0%
Univision Communications, Inc.
5.125%, 02/15/25 (144A)	900,000	868,680

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—0.5%
California Resources Corp.
5.500%, 09/15/21	6,500,000	$5,656,300
Chesapeake Energy Corp.
3.525%, 04/15/19 (a)	800,000	732,000
Petrobras Global Finance B.V.
1.896%, 05/20/16 (a)	700,000	689,633
2.415%, 01/15/19 (a)	100,000	92,450
2.643%, 03/17/17 (a)	500,000	491,100
2.750%, 01/15/18 (EUR)	1,000,000	1,070,258
3.000%, 01/15/19	200,000	184,832
4.250%, 10/02/23 (EUR)	600,000	606,929
4.375%, 05/20/23	300,000	261,363
5.375%, 01/27/21	5,100,000	4,905,180
6.250%, 12/14/26 (GBP)	300,000	417,967
7.875%, 03/15/19	300,000	318,663

		15,426,675

Pharmaceuticals—0.5%
AbbVie, Inc.
1.800%, 05/14/18	7,900,000	7,876,782
2.500%, 05/14/20	3,700,000	3,662,042
3.200%, 11/06/22	800,000	792,162
3.600%, 05/14/25	2,900,000	2,866,345

		15,197,331

Real Estate—0.2%
Central China Real Estate, Ltd.
8.000%, 01/28/20	700,000	687,342
Evergrande Real Estate Group, Ltd.
8.750%, 10/30/18	450,000	423,000
12.000%, 02/17/20	800,000	789,568
KWG Property Holding, Ltd.
8.250%, 08/05/19	500,000	498,650
Sunac China Holdings, Ltd.
8.750%, 12/05/19	500,000	494,117
Trillion Chance, Ltd.
8.500%, 01/10/19	500,000	491,250
Yuzhou Properties Co., Ltd.
8.625%, 01/24/19	200,000	201,000
9.000%, 12/08/19	400,000	400,116

		3,985,043

Transportation—0.1%
Hellenic Railways Organization S.A.
4.028%, 03/17/17 (EUR) (h)	3,900,000	2,260,915

Total Corporate Bonds & Notes (Cost $318,947,736)		308,004,217

Mortgage-Backed Securities—3.2%

Collateralized Mortgage Obligations—2.3%
Banc of America Funding Trust
2.671%, 02/20/36 (a)	1,359,633	1,348,760

Collateralized Mortgage Obligations—(Continued)
Banc of America Mortgage Trust
2.315%, 11/25/34 (a)	78,724	74,819
2.687%, 09/25/35 (a)	201,313	184,179
2.797%, 06/25/35 (a)	330,935	316,308
6.500%, 09/25/33	56,446	57,012
BCAP LLC Trust
5.401%, 03/26/37 (144A) (a)	2,067,934	2,019,517
Bear Stearns Adjustable Rate Mortgage Trust
2.160%, 08/25/35 (a)	148,750	149,826
2.515%, 03/25/35 (a)	5,555	5,565
2.680%, 03/25/35 (a)	638,421	643,937
2.711%, 03/25/35 (a)	557,481	537,886
2.859%, 01/25/35 (a)	2,236,255	2,252,455
Bear Stearns ALT-A Trust
0.347%, 02/25/34 (a)	244,749	222,494
2.635%, 09/25/35 (a)	1,870,877	1,593,267
Chase Mortgage Finance Trust
2.616%, 02/25/37 (a)	137,420	136,146
Citigroup Mortgage Loan Trust, Inc.
2.230%, 09/25/35 (a)	219,376	219,848
2.410%, 09/25/35 (a)	204,469	204,271
2.510%, 10/25/35 (a)	3,643,134	3,603,755
2.660%, 05/25/35 (a)	54,694	54,038
Countrywide Alternative Loan Trust
0.367%, 02/20/47 (a)	1,371,217	1,017,477
0.367%, 05/25/47 (a)	445,578	376,079
0.467%, 12/25/35 (a)	38,469	33,467
5.500%, 06/25/35	902,813	904,768
Countrywide Home Loan Mortgage Pass-Through Trust
0.477%, 04/25/35 (a)	1,034,704	917,183
2.385%, 11/20/34 (a)	453,541	425,491
2.499%, 11/19/33 (a)	38,449	37,732
2.680%, 08/25/34 (a)	250,789	218,664
Countrywide Home Reperforming Loan REMIC Trust
0.527%, 06/25/35 (144A) (a)	145,442	127,668
Deutsche ALT-B Securities Mortgage Loan Trust
0.287%, 10/25/36 (a)	39,237	24,863
5.869%, 10/25/36	692,745	575,238
5.886%, 10/25/36	692,745	575,711
First Horizon Alternative Mortgage Securities Trust
2.219%, 06/25/34 (a)	325,870	319,206
Granite Mortgages plc
0.952%, 09/20/44 (GBP) (a)	292,284	458,425
GreenPoint Mortgage Funding Trust
0.457%, 11/25/45 (a)	202,235	170,081
GreenPoint MTA Trust
0.627%, 06/25/45 (a)	419,714	363,337
GSR Mortgage Loan Trust
2.630%, 05/25/35 (a)	685,050	633,525
2.682%, 09/25/35 (a)	494,199	495,254
2.758%, 01/25/35 (a)	390,248	370,714
4.830%, 11/25/35 (a)	961,938	869,420

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
HarborView Mortgage Loan Trust
0.408%, 05/19/35 (a)	113,852	$94,259
0.468%, 02/19/36 (a)	232,556	173,850
Indymac Index Mortgage Loan Trust
2.751%, 11/25/35 (a)	1,067,946	957,483
JPMorgan Mortgage Trust
2.186%, 07/27/37 (144A) (a)	1,170,888	1,009,796
2.531%, 08/25/35 (a)	642,750	606,522
2.550%, 06/25/35 (a)	1,000,328	987,270
2.554%, 08/25/35 (a)	475,841	469,079
2.593%, 07/25/35 (a)	329,317	329,732
2.594%, 02/25/35 (a)	562,936	561,094
2.642%, 07/25/35 (a)	325,660	325,638
4.812%, 09/25/35 (a)	161,015	152,275
Marche Mutui S.r.l.
0.398%, 10/27/65 (EUR) (a)	723,061	803,398
0.419%, 02/25/55 (EUR) (a)	1,071,414	1,180,699
2.248%, 01/27/64 (EUR) (a)	2,430,287	2,711,482
Master Adjustable Rate Mortgages Trust
2.166%, 12/25/33 (a)	198,013	194,188
2.702%, 11/21/34 (a)	333,183	340,804
Mellon Residential Funding Corp.
0.626%, 12/15/30 (a)	46,934	44,745
0.886%, 11/15/31 (a)	341,958	335,027
Merrill Lynch Mortgage Investors Trust
0.437%, 11/25/35 (a)	179,620	167,590
1.184%, 10/25/35 (a)	297,293	281,284
1.673%, 10/25/35 (a)	1,123,284	1,086,920
5.238%, 12/25/35 (a)	300,524	274,652
National Credit Union Administration Guaranteed Notes
0.635%, 10/07/20 (a)	2,948,862	2,963,849
0.745%, 12/08/20 (a)	4,765,775	4,798,926
RBSSP Resecuritization Trust
2.248%, 07/26/45 (144A) (a)	7,837,072	7,815,872
Residential Accredit Loans, Inc.
0.487%, 08/25/35 (a)	181,458	139,595
1.518%, 09/25/45 (a)	190,539	162,742
Sequoia Mortgage Trust
0.387%, 07/20/36 (a)	1,605,586	1,493,715
0.888%, 10/19/26 (a)	97,219	94,936
Structured Adjustable Rate Mortgage Loan Trust
1.574%, 01/25/35 (a)	149,955	119,868
2.576%, 12/25/34 (a)	398,666	387,266
2.637%, 02/25/34 (a)	213,713	212,524
Structured Asset Mortgage Investments II Trust
0.377%, 06/25/36 (a)	113,747	93,138
0.397%, 05/25/46 (a)	52,229	40,910
0.438%, 07/19/35 (a)	282,470	243,583
0.848%, 10/19/34 (a)	128,765	123,066
Structured Asset Securities Corp. Trust
2.652%, 10/28/35 (144A) (a)	53,012	51,948
Swan Trust
3.340%, 04/25/41 (AUD) (a)	232,963	179,945
TBW Mortgage-Backed Trust
6.015%, 07/25/37	335,795	252,463

Collateralized Mortgage Obligations—(Continued)
Thornburg Mortgage Securities Trust
6.088%, 09/25/37 (a)	1,241,780	1,274,658
WaMu Mortgage Pass-Through Certificates Trust
0.447%, 11/25/45 (a)	202,165	189,207
0.477%, 10/25/45 (a)	1,198,095	1,114,389
0.928%, 05/25/47 (a)	514,361	440,031
0.956%, 12/25/46 (a)	120,107	112,275
1.158%, 02/25/46 (a)	211,535	194,938
1.158%, 08/25/46 (a)	8,461,434	7,065,847
1.358%, 11/25/42 (a)	25,402	23,698
2.187%, 07/25/46 (a)	785,814	705,884
2.187%, 11/25/46 (a)	256,105	230,562
2.390%, 12/25/35 (a)	254,641	232,814
3.829%, 08/25/35 (a)	144,258	136,055
Wells Fargo Mortgage-Backed Securities Trust
2.581%, 03/25/36 (a)	171,588	166,153
2.617%, 11/25/34 (a)	229,707	229,390
2.641%, 04/25/36 (a)	969,549	948,569
2.681%, 10/25/35 (a)	20,755	20,825
2.717%, 09/25/34 (a)	415,122	423,987
5.676%, 04/25/36 (a)	375,486	372,152

		68,681,953

Commercial Mortgage-Backed Securities—0.9%
Banc of America Commercial Mortgage Trust
5.749%, 06/10/49 (a)	1,100,000	1,162,278
5.936%, 02/10/51 (a)	769,624	825,666
Banc of America Re-REMIC Trust
5.670%, 06/24/50 (144A) (a)	1,556,982	1,628,323
5.675%, 02/17/51 (144A) (a)	884,160	914,151
Commercial Mortgage Trust
3.156%, 07/10/46 (144A)	769,277	769,697
Credit Suisse Commercial Mortgage Trust
5.383%, 02/15/40 (144A)	1,182,310	1,214,391
5.467%, 09/18/39 (144A) (a)	1,479,431	1,516,050
GS Mortgage Securities Trust
4.592%, 08/10/43 (144A)	25,000	27,436
Indus Eclipse plc
0.741%, 01/25/20 (GBP) (a)	411,905	642,998
JPMorgan Chase Commercial Mortgage Securities Trust
5.794%, 02/12/51 (a)	1,345,777	1,442,093
ML-CFC Commercial Mortgage Trust
5.700%, 09/12/49	5,400,000	5,752,798
RBSCF Trust
6.239%, 12/16/49 (144A) (a)	2,307,461	2,394,713
Vornado DP LLC
4.004%, 09/13/28 (144A)	7,000,000	7,515,536

		25,806,130

Total Mortgage-Backed Securities (Cost $88,622,301)		94,488,083

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Asset-Backed Securities—2.8%

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.5%
Asset-Backed Funding Certificates Trust
0.887%, 06/25/34 (a)	547,313	$510,792
Bear Stearns Asset-Backed Securities I Trust
1.187%, 10/25/37 (a)	2,536,051	2,379,341
Bear Stearns Asset-Backed Securities Trust
0.847%, 10/25/32 (a)	15,214	14,452
First NLC Trust
0.257%, 08/25/37 (144A) (a)	1,377,839	783,186
HSI Asset Securitization Corp. Trust
0.237%, 10/25/36 (a)	7,752	4,326
Merrill Lynch Mortgage Investors Trust
0.577%, 08/25/36 (a)	13,185,000	11,288,944
Soundview Home Loan Trust
0.247%, 11/25/36 (144A) (a)	57,700	22,530

		15,003,571

Asset-Backed - Other—1.9%
Aquilae CLO II plc
0.401%, 01/17/23 (EUR) (a)	896,997	996,337
Babson CLO, Ltd.
1.674%, 05/15/23 (144A) (a)	1,150,000	1,149,425
Carrington Mortgage Loan Trust
0.507%, 10/25/35 (a)	26,033	25,990
Countrywide Asset-Backed Certificates
0.367%, 07/25/36 (a)	2,710,229	2,656,967
0.435%, 04/25/36 (a)	100,363	99,723
Credit-Based Asset Servicing and Securitization LLC
0.305%, 07/25/37 (144A) (a)	149,709	98,796
CSAB Mortgage-Backed Trust
5.720%, 09/25/36	851,294	642,194
Dryden XI-Leveraged Loan CDO
0.526%, 04/12/20 (144A) (a)	5,113,635	5,068,497
Elm CLO, Ltd.
1.674%, 01/17/23 (144A) (a)	299,184	299,469
Equity One Mortgage Pass-Through Trust
0.487%, 04/25/34 (a)	114,164	94,952
Hillmark Funding, Ltd.
0.531%, 05/21/21 (144A) (a)	9,659,028	9,562,891
JPMorgan Mortgage Acquisition Trust
0.247%, 03/25/47 (a)	78,260	77,113
0.307%, 01/25/37 (a)	7,607,925	7,403,264
Magi Funding plc
0.331%, 04/11/21 (144A) (EUR) (a)	91,507	101,717
Morgan Stanley IXIS Real Estate Capital Trust
0.237%, 11/25/36 (a)	794	418
Nautique Funding, Ltd.
0.525%, 04/15/20 (144A) (a)	380,871	376,285
NYLIM Flatiron CLO, Ltd.
0.496%, 08/08/20 (144A) (a)	239,507	237,992
OneMain Financial Issuance Trust
2.470%, 09/18/24 (144A)	14,800,000	14,878,588
Park Place Securities, Inc.
1.207%, 12/25/34 (a)	550,852	551,375

Asset-Backed - Other—(Continued)
Penta CLO S.A.
0.268%, 06/04/24 (EUR) (a)	2,438,277	2,676,874
Small Business Administration Participation Certificates
5.510%, 11/01/27	2,865,856	3,187,329
Structured Asset Securities Corp. Mortgage Loan Trust
0.327%, 05/25/47 (a)	3,026,263	2,921,905
1.684%, 04/25/35 (a)	426,138	404,460
Symphony CLO III, Ltd.
0.514%, 05/15/19 (144A) (a)	2,515,621	2,495,421
Wood Street CLO II B.V.
0.339%, 03/29/21 (144A) (EUR) (a)	181,926	201,977

		56,209,959

Asset-Backed - Student Loan—0.4%
College Loan Corp. Trust
0.527%, 01/25/24 (a)	900,000	866,927
North Carolina State Education Assistance Authority
0.727%, 10/26/20 (a)	161,167	161,336
SLM Student Loan Trust
0.287%, 10/25/17 (a)	103,622	103,577
0.777%, 10/25/17 (a)	127,167	127,280
1.777%, 04/25/23 (a)	12,610,809	12,937,215

		14,196,335

Total Asset-Backed Securities (Cost $83,550,362)		85,409,865

Purchased Options—0.1%

Interest Rate Swaptions—0.1%
Call - OTC - 1-Year Interest Rate Swap, Exercise Rate 0.800%, Expires 01/19/16 (Counterparty - Morgan Stanley Capital Services, LLC) (h)	136,100,000	140,632
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 0.950%, Expires 12/15/15 (Counterparty - Citibank N.A.) (h)	87,200,000	91,508
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 0.950%, Expires 12/15/15 (Counterparty - Morgan Stanley Capital Services, LLC) (h)	54,000,000	56,668
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.683%, Expires 12/11/17 (Counterparty - Morgan Stanley Capital Services, LLC) (h)	19,000,000	2,957,097
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.865%, Expires 08/11/15 (Counterparty - Morgan Stanley Capital Services, LLC) (h)	20,800,000	707,693
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 3.050%, Expires 08/11/15 (Counterparty - Morgan Stanley Capital Services, LLC) (h)	7,700,000	124,680

		4,078,278

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Purchased Options—(Continued)

Security Description	Shares/ Contracts/ Principal/ Notional Amount*	Value

Options on Exchange-Traded Futures Contracts—0.0%
Put - 90 Day EuroDollar Futures @ 99.375, Expire 12/14/15	285	$39,187

Total Purchased Options (Cost $3,567,163)		4,117,465

Convertible Preferred Stock—0.0%

Banks—0.0%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,057,500

Municipals—0.0%
Tobacco Settlement Financing Authority
7.467%, 06/01/47 (Cost $703,146)	735,000	617,261

Short-Term Investments—14.1%

Commercial Paper—1.6%
Banco Bilbao Vizcaya Argentaria S.A.
1.027%, 10/23/15 (i)	33,750,000	33,749,297
1.126%, 05/16/16 (i)	14,000,000	14,000,000

		47,749,297

U.S. Treasury—0.1%
U.S. Treasury Bills
0.001%, 11/05/15 (c) (e) (i)	740,000	739,997
0.010%, 08/06/15 (c) (i)	330,000	329,997
0.011%, 09/03/15 (c) (e) (i)	901,000	900,982
0.013%, 09/10/15 (c) (i)	262,000	261,994

		2,232,970

Repurchase Agreements—12.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/15 at 0.200% to be repurchased at $176,905,897 on 07/06/15, collateralized by $169,082,955 U.S. Treasury Inflation Indexed Notes with rates ranging from 1.250% - 2.500%, maturity dates ranging from 07/15/16 - 07/15/20, with a value of $179,156,217.	176,900,000	176,900,000
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 06/30/15 at 0.250% to be repurchased at $194,601,351 on 07/01/15, collateralized by $188,422,000 U.S. Treasury Note at 3.125% due 01/31/17 with a value of $196,165,014.	194,600,000	194,600,000

Repurchase Agreements—(Continued)
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $1,168,794 on 07/01/15, collateralized by $1,190,000 U.S. Treasury Note at 1.250% due 11/30/18 with a value of $1,192,975.	1,168,794	$1,168,794

		372,668,794

Total Short-Term Investments (Cost $422,651,061)		422,651,061

Total Investments—146.7% (Cost $4,609,711,111) (j)		4,397,717,261
Other assets and liabilities (net)—(46.7)%		(1,400,093,342)

Net Assets—100.0%		$2,997,623,919

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(c)	All or a portion of the security was pledged as collateral against open swap contracts, swaptions and forward foreign currency exchange contracts. As of June 30, 2015, the market value of securities pledged was $26,959,055.
(d)	Principal amount of security is adjusted for inflation.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2015, the market value of securities pledged was $37,231,166.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $1,303,888.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	Illiquid security. As of June 30, 2015, these securities represent 0.6% of net assets.
(i)	The rate shown represents current yield to maturity.
(j)	As of June 30, 2015, the aggregate cost of investments was $4,609,711,111. The aggregate unrealized appreciation and depreciation of investments were $20,576,281 and $(232,570,131), respectively, resulting in net unrealized depreciation of $(211,993,850).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $179,638,875, which is 6.0% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(REMIC)—	Real Estate Mortgage Investment Conduit

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	1,034,184	BNP Paribas S.A.	07/02/15	$328,000	$4,631
BRL	12,324,111	BNP Paribas S.A.	07/02/15	3,972,188	(8,304)
BRL	2,061,834	Citibank N.A.	07/02/15	664,550	(1,389)
BRL	5,772,735	Citibank N.A.	07/02/15	1,830,000	26,722
BRL	17,417,760	Deutsche Bank AG	07/02/15	5,540,000	62,187
BRL	229,223,913	Deutsche Bank AG	07/02/15	74,174,095	(447,321)
BRL	1,494,324	Goldman Sachs Bank USA	07/02/15	472,000	8,629
BRL	8,017,200	Goldman Sachs Bank USA	07/02/15	2,550,000	28,624
BRL	17,855,468	Goldman Sachs Bank USA	07/02/15	5,755,002	(12,032)
BRL	36,424,382	UBS AG Stamford	07/02/15	13,197,240	(1,481,830)
EUR	1,650,000	Citibank N.A.	07/02/15	1,852,466	(12,964)
EUR	14,397,000	Citibank N.A.	07/02/15	16,342,366	(291,877)
EUR	26,648,709	Citibank N.A.	07/02/15	30,025,042	(315,740)
EUR	59,904	Goldman Sachs Bank USA	07/02/15	66,509	276
EUR	1,297,000	JPMorgan Chase Bank N.A.	07/02/15	1,412,611	33,349
EUR	1,699,000	JPMorgan Chase Bank N.A.	07/02/15	1,929,406	(35,276)
EUR	3,848,000	JPMorgan Chase Bank N.A.	07/02/15	4,282,804	7,137
EUR	114,090,000	JPMorgan Chase Bank N.A.	07/02/15	128,153,737	(960,550)
EUR	226,887,291	Societe Generale Paris	07/02/15	251,768,750	1,176,450
EUR	895,000	UBS AG Stamford	07/02/15	1,007,843	(10,053)
EUR	15,233,000	UBS AG Stamford	07/02/15	17,216,336	(233,833)
GBP	799,000	JPMorgan Chase Bank N.A.	07/02/15	1,235,434	19,995
GBP	71,789,000	JPMorgan Chase Bank N.A.	07/02/15	112,995,886	(197,427)
GBP	961,000	Goldman Sachs Bank USA	08/04/15	1,509,520	113
INR	1,209,177,574	Barclays Bank plc	07/24/15	19,055,670	(148,534)
INR	964,813,565	JPMorgan Chase Bank N.A.	07/24/15	14,959,509	126,664
INR	1,730,656,693	Goldman Sachs Bank USA	08/24/15	26,658,298	239,583
JPY	3,108,400,000	BNP Paribas S.A.	07/02/15	25,079,634	318,903
MXN	3,197,000	BNP Paribas S.A.	07/07/15	205,024	(1,692)
MXN	1,833,000	Citibank N.A.	07/07/15	118,915	(2,335)
MXN	3,842,000	Citibank N.A.	07/07/15	250,218	(5,864)
MXN	12,463,000	Citibank N.A.	07/07/15	806,834	(14,177)
MXN	2,788,000	Goldman Sachs Bank USA	07/07/15	181,721	(4,402)
MXN	5,226,000	JPMorgan Chase Bank N.A.	07/07/15	339,166	(6,788)
MYR	506,797	UBS AG Stamford	08/24/15	134,397	(617)
NZD	13,264,000	UBS AG Stamford	07/02/15	9,044,191	(55,841)
PLN	39,076,577	JPMorgan Chase Bank N.A.	07/30/15	10,405,714	(20,696)

Contracts to Deliver
AUD	4,339,000	Citibank N.A.	07/02/15	$3,307,909	$(39,848)
BRL	6,981,867	BNP Paribas S.A.	07/02/15	2,290,000	44,377
BRL	6,376,428	BNP Paribas S.A.	07/02/15	2,070,000	19,108
BRL	7,834,569	Citibank N.A.	07/02/15	2,533,000	13,117
BRL	204,129,405	Deutsche Bank AG	07/02/15	75,241,211	9,585,746
BRL	28,458,054	Deutsche Bank AG	07/02/15	9,172,325	19,176
BRL	13,261,058	Deutsche Bank AG	07/02/15	4,330,000	64,760
BRL	793,156	Deutsche Bank AG	07/02/15	260,000	4,892
BRL	24,991,620	Goldman Sachs Bank USA	07/02/15	8,130,000	91,783

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	2,375,372	Goldman Sachs Bank USA	07/02/15	$866,134	$102,128
BRL	29,168,788	UBS AG Stamford	07/02/15	9,475,000	93,254
BRL	7,255,595	UBS AG Stamford	07/02/15	2,338,553	4,889
BRL	23,031,284	Citibank N.A.	01/05/16	6,895,181	(56,573)
BRL	4,579,236	Citibank N.A.	01/05/16	1,373,867	(8,328)
BRL	60,412,080	JPMorgan Chase Bank N.A.	04/04/16	18,120,000	399,170
COP	5,070,964,788	Barclays Bank plc	07/27/15	1,986,744	45,352
EUR	401,100,000	Goldman Sachs Bank USA	07/02/15	438,463,267	(8,702,897)
EUR	4,229,000	JPMorgan Chase Bank N.A.	07/02/15	4,802,228	87,529
EUR	1,316,000	JPMorgan Chase Bank N.A.	07/02/15	1,481,878	14,736
EUR	20,304,000	Goldman Sachs Bank USA	08/04/15	22,734,036	88,458
EUR	59,904	Goldman Sachs Bank USA	08/04/15	66,539	(274)
EUR	226,887,291	Societe Generale Paris	08/04/15	251,883,645	(1,169,627)
EUR	16,224,000	UBS AG Stamford	08/04/15	18,176,477	81,430
EUR	1,961,000	UBS AG Stamford	08/04/15	2,177,592	(9,562)
GBP	72,588,000	Citibank N.A.	07/02/15	111,565,578	(2,488,309)
GBP	71,789,000	JPMorgan Chase Bank N.A.	08/04/15	112,968,542	195,329
HUF	4,393,604,300	JPMorgan Chase Bank N.A.	07/30/15	15,664,311	145,545
JPY	3,108,400,000	BNP Paribas S.A.	07/02/15	25,156,642	(241,895)
JPY	3,108,400,000	BNP Paribas S.A.	08/04/15	25,087,974	(320,493)
KRW	8,429,595,300	Citibank N.A.	07/24/15	7,511,000	(42,387)
MXN	183,543,286	BNP Paribas S.A.	07/07/15	11,836,157	162,656
MXN	19,500,000	Barclays Bank plc	07/07/15	1,244,917	4,701
MXN	13,275,000	Citibank N.A.	07/07/15	860,521	16,220
MXN	71,346,000	Credit Suisse International	07/07/15	4,678,948	141,285
MXN	31,180,000	Credit Suisse International	07/07/15	2,034,358	51,285
MXN	9,663,862	Deutsche Bank AG	07/07/15	630,193	15,563
MXN	45,172,000	Goldman Sachs Bank USA	07/07/15	2,960,448	87,473
MXN	197,916,068	JPMorgan Chase Bank N.A.	07/07/15	12,932,732	345,111
MXN	138,013,289	Citibank N.A.	09/30/15	8,730,246	4,313
NZD	13,264,000	BNP Paribas S.A.	07/02/15	9,448,226	459,876
NZD	13,264,000	UBS AG Stamford	08/04/15	9,018,008	55,609
PLN	22,581,824	Barclays Bank plc	07/30/15	5,901,893	(99,467)

Net Unrealized Depreciation					$(2,951,068)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Call Options on Euro-Bund 10 Year Bond Futures, Strike EUR 154.50	08/21/15	195	EUR	185,416	$(17,576)
Euro-BTP Futures	09/08/15	231	EUR	30,263,446	(206,176)
Euro-Bund 10 Year Bond Futures	09/08/15	31	EUR	4,677,309	38,675
U.S. Treasury Note 5 Year Futures	09/30/15	38	USD	4,535,383	(3,586)

Futures Contracts—Short
90 Day EuroDollar Futures	12/14/15	(1,576)	USD	(391,605,031)	(287,069)
90 Day EuroDollar Futures	03/14/16	(936)	USD	(232,106,252)	(208,948)
90 Day EuroDollar Futures	09/19/16	(29)	USD	(7,155,465)	(11,160)
90 Day EuroDollar Futures	03/13/17	(1,283)	USD	(315,460,862)	(301,475)
Call Options on Euro-Bund 10 Year Bond Futures, Strike EUR 157.50	08/21/15	(195)	EUR	(64,184)	8,511
Put Options on Euro-Bund 10 Year Bond Futures, Strike EUR 147.00	08/21/15	(195)	EUR	(120,734)	51,990
U.S. Treasury Long Bond Futures	09/21/15	(106)	USD	(15,996,671)	7,233
U.S. Treasury Note 10 Year Futures	09/21/15	(83)	USD	(10,565,067)	92,801

Net Unrealized Depreciation					$(836,780)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/USD Put USD	USD	1.150	UBS AG Stamford	07/02/15	(11,600,000)	$(66,370)	$(815)	$65,555
EUR Call/USD Put USD	USD	1.150	BNP Paribas S.A.	07/02/15	(12,640,000)	(50,083)	(888)	49,195
EUR Call/USD Put USD	USD	1.150	Barclays Bank plc	07/15/15	(4,140,000)	(32,466)	(9,028)	23,438
EUR Call/USD Put USD	USD	1.170	BNP Paribas S.A.	07/20/15	(25,283,000)	(140,069)	(22,465)	117,604
EUR Put/USD Call USD	USD	1.110	BNP Paribas S.A.	07/20/15	(25,283,000)	(127,255)	(313,549)	(186,294)
USD Call/BRL Put BRL	BRL	2.680	Deutsche Bank AG	07/01/15	(9,530,000)	(227,100)	(1,298,310)	(1,071,210)
USD Call/BRL Put BRL	BRL	4.000	Credit Suisse International	03/17/16	(26,000,000)	(1,098,770)	(409,838)	688,932
USD Put/BRL Call BRL	BRL	2.850	Credit Suisse International	07/16/15	(26,000,000)	(185,900)	(1,143)	184,757

Totals						$(1,928,013)	$(2,056,036)	$(128,023)

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Cap - CPI-U Index	3.000	Deutsche Bank AG	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	06/01/16	$(7,900,000)	$(6,620)	$(3,566)	$3,054
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	04/22/24	(35,000,000)	(254,625)	(111,265)	143,360
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	05/16/24	(2,800,000)	(19,460)	(9,200)	10,260
Cap - HICP Index	3.000	Goldman Sachs Bank USA	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	06/22/35	(9,900,000)	—	(389,099)	(389,099)
Floor - OTC CPURNSA Index	0.001	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - [(Final Index/Initial Index)] or 0	01/22/18	(4,500,000)	(43,650)	(23,508)	20,142
Floor - OTC CPURNSA Index	0.001	BNP Paribas S.A.	Maximum of [(1 + 0.000%)[10] - [(Final Index/Initial Index)] or 0	03/01/18	(3,500,000)	(30,100)	(17,908)	12,192
Floor - OTC CPURNSA Index	0.000	JPMorgan Chase Bank N.A.	Maximum of [(1 + 0.000%)[10] - [(Final Index/Initial Index)] or 0	03/24/20	(33,500,000)	(378,550)	(366,383)	12,167
Floor - OTC CPURNSA Index	0.001	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [(Final Index/Initial Index)] or 0	04/07/20	(49,000,000)	(436,720)	(29,640)	407,080
Floor - OTC CPURNSA Index	0.001	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [(Final Index/Initial Index)] or 0	09/29/20	(4,700,000)	(60,630)	(3,207)	57,423

Totals						$(1,230,355)	$(953,776)	$276,579

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 10 Yr. IRS	1.750%	Goldman Sachs Bank USA	1M UKRPI	Receive	08/20/15	GBP	(11,000,000)	$(94,866)	$(33,416)	$61,450
Call - 10 Yr. IRS	1.900%	JPMorgan Chase Bank N.A.	1M UKRPI	Receive	09/09/15	GBP	(12,300,000)	(122,029)	(108,290)	13,739
Call - 1 Yr. IRS	0.520%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/19/16	USD	(136,100,000)	(81,660)	(33,100)	48,560
Call - 1 Yr. IRS	0.660%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/19/16	USD	(136,100,000)	(136,100)	(74,011)	62,089
Call - 10 Yr. IRS	2.050%	Citibank N.A.	3M LIBOR	Receive	07/13/15	USD	(42,900,000)	(195,195)	(5,809)	189,386
Call - 30 Yr. IRS	2.365%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	08/11/15	USD	(20,800,000)	(341,120)	(26,339)	314,781
Call - 30 Yr. IRS	2.500%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	08/11/15	USD	(7,700,000)	(123,200)	(22,138)	101,062

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 5 Yr. IRS	2.910%	JPMorgan Chase Bank N.A.	3M LIBOR	Receive	09/14/15	USD	(50,900,000)	$(156,263)	$(156,263)	$—
Call - 5 Yr. IRS	2.910%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	09/14/15	USD	(79,400,000)	(308,072)	(276,217)	31,855
Call - 10 Yr. IRS	2.350%	Goldman Sachs Bank USA	3M LIBOR	Receive	09/30/15	USD	(7,500,000)	(45,750)	(71,703)	(25,953)
Call - 10 Yr. IRS	2.350%	Deutsche Bank AG	3M LIBOR	Receive	09/30/15	USD	(29,000,000)	(188,500)	(277,252)	(88,752)
Put - 10 Yr. IRS	2.400%	Goldman Sachs Bank USA	1M UKRPI	Pay	08/20/15	GBP	(11,000,000)	(94,866)	(76,717)	18,149
Put - 10 Yr. IRS	2.400%	Goldman Sachs Bank USA	3M LIBOR	Pay	07/15/15	USD	(7,100,000)	(24,140)	(75,570)	(51,430)
Put - 10 Yr. IRS	2.850%	Goldman Sachs Bank USA	3M LIBOR	Pay	09/30/15	USD	(7,500,000)	(67,500)	(45,160)	22,340
Put - 10 Yr. IRS	2.850%	Deutsche Bank AG	3M LIBOR	Pay	09/30/15	USD	(29,000,000)	(249,400)	(174,618)	74,782
Put - 5 Yr. IRS	1.950%	Deutsche Bank AG	3M LIBOR	Pay	07/13/15	USD	(55,500,000)	(192,863)	(54,418)	138,445
Put - 5 Yr. IRS	1.950%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	07/13/15	USD	(104,100,000)	(351,850)	(102,070)	249,780
Put - 5 Yr. IRS	2.500%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	12/11/17	USD	(79,800,000)	(2,660,000)	(2,662,942)	(2,942)

Totals								$(5,433,374)	$(4,276,033)	$1,157,341

Credit Default Swaptions	Strike Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Depreciation
Put - 5-Yr. CDS	0.900%	Citibank N.A.	CDX iTraxx Main 23	Sell	08/19/15	EUR	(4,500,000)	$(10,612)	$(11,456)	$(844)
Put - 5-Yr. CDS	0.850%	Credit Suisse International	CDX iTraxx Main 23	Sell	08/19/15	EUR	(6,600,000)	(13,570)	(21,233)	(7,663)
Put - 5-Yr. CDS	0.850%	BNP Paribas S.A.	CDX iTraxx Main 23	Sell	08/19/15	EUR	(7,200,000)	(14,426)	(23,163)	(8,737)
Put - 5-Yr. CDS	0.850%	Barclays Bank plc	CDX iTraxx Main 23	Sell	08/19/15	EUR	(7,400,000)	(15,686)	(23,806)	(8,120)
Put - 5-Yr. CDS	0.850%	Goldman Sachs International	CDX iTraxx Main 23	Sell	08/19/15	EUR	(7,500,000)	(14,104)	(24,128)	(10,024)
Put - 5-Yr. CDS	0.900%	JPMorgan Chase Bank N.A.	CDX iTraxx Main 23	Sell	09/16/15	EUR	(7,300,000)	(15,712)	(25,762)	(10,050)
Put - 5-Yr. CDS	0.900%	Societe Generale Paris	CDX iTraxx Main 23	Sell	09/16/15	EUR	(10,000,000)	(23,351)	(35,291)	(11,940)
Put - 5-Yr. CDS	0.900%	Barclays Bank plc	CDX iTraxx Main 23	Sell	09/16/15	EUR	(14,500,000)	(31,042)	(51,171)	(20,129)
Put - 5-Yr. CDS	0.900%	Goldman Sachs International	CDX iTraxx Main 23	Sell	09/16/15	EUR	(61,400,000)	(99,869)	(216,685)	(116,816)

Totals								$(238,372)	$(432,695)	$(194,323)

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 10 Year Futures	$127.000	08/21/15	(193)	$(128,146)	$(162,844)	$(34,698)
Put - U.S. Treasury Note 10 Year Futures	124.000	08/21/15	(193)	(155,944)	(78,405)	77,539

Totals				$(284,090)	$(241,249)	$42,841

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1 Yr. CDI	13.030%	01/02/18	Deutsche Bank AG	BRL	22,700,000	$(1,211)	$(21,703)	$20,492
Pay	1 Yr. CDI	13.030%	01/02/18	JPMorgan Chase Bank N.A.	BRL	26,600,000	(1,419)	(34,457)	33,038
Pay	1 Yr. CDI	13.030%	01/02/18	Barclays Bank plc	BRL	35,600,000	(1,899)	(4,469)	2,570
Pay	1 Yr. CDI	13.030%	01/02/18	Goldman Sachs Bank USA	BRL	63,200,000	(3,372)	37,756	(41,128)
Pay	1 Yr. CDI	13.030%	01/02/18	BNP Paribas S.A.	BRL	115,300,000	(6,151)	(40,429)	34,278
Pay	1 Yr. CDI	13.030%	01/02/18	Credit Suisse International	BRL	133,800,000	(7,138)	(40,761)	33,623
Pay	1M UKRPI	3.140%	01/14/30	Goldman Sachs Bank USA	GBP	21,660,000	(754,149)	—	(754,149)
Pay	1M UKRPI	3.195%	04/15/30	Goldman Sachs Bank USA	GBP	7,300,000	(259,905)	—	(259,905)
Pay	1M UKRPI	3.320%	05/15/30	Morgan Stanley Capital Services, LLC	GBP	8,700,000	(69,061)	—	(69,061)
Pay	1M UKRPI	3.328%	01/12/45	Credit Suisse International	GBP	800,000	(75,519)	8,649	(84,168)
Pay	1M UKRPI	3.350%	05/15/30	Deutsche Bank AG	GBP	5,300,000	1,677	—	1,677
Pay	1M UKRPI	3.353%	05/15/30	Credit Suisse International	GBP	1,100,000	1,106	—	1,106
Pay	1M UKRPI	3.358%	04/15/35	Goldman Sachs Bank USA	GBP	2,900,000	(114,022)	—	(114,022)
Pay	1M UKRPI	3.400%	06/15/30	BNP Paribas S.A.	GBP	4,500,000	32,651	21,150	11,501
Pay	1M UKRPI	3.400%	06/15/30	Goldman Sachs Bank USA	GBP	4,200,000	30,475	13,135	17,340
Pay	1M UKRPI	3.430%	06/15/30	Citibank N.A.	GBP	7,300,000	113,776	5,041	108,735
Pay	1M UKRPI	3.430%	06/15/30	Credit Suisse International	GBP	4,500,000	70,136	(3,073)	73,209
Pay	1M UKRPI	3.500%	10/15/44	Credit Suisse International	GBP	7,200,000	247,111	2,835	244,276
Pay	1M UKRPI	3.500%	10/15/44	Citibank N.A.	GBP	3,600,000	123,555	(122,059)	245,614
Pay	1M UKRPI	3.500%	10/15/44	Morgan Stanley Capital Services, LLC	GBP	2,500,000	85,802	(15,524)	101,326
Pay	1M UKRPI	3.528%	09/23/44	JPMorgan Chase Bank N.A.	GBP	3,900,000	204,787	5,820	198,967
Pay	1M UKRPI	3.528%	09/23/44	Credit Suisse International	GBP	3,300,000	173,282	(23,811)	197,093
Pay	1M UKRPI	3.550%	11/15/44	Morgan Stanley Capital Services, LLC	GBP	700,000	43,657	3,206	40,451
Pay	1M UKRPI	3.550%	11/15/44	Credit Suisse International	GBP	600,000	37,421	(947)	38,368
Pay	1M UKRPI	3.550%	12/11/44	BNP Paribas S.A.	GBP	2,100,000	124,792	14,723	110,069
Pay	3M CPURNSA	2.063%	05/12/25	UBS AG Stamford	USD	400,000	(2,331)	—	(2,331)
Pay	EXT-CPI	1.675%	06/15/25	Citibank N.A.	EUR	8,600,000	89,408	—	89,408
Pay	EXT-CPI	1.625%	06/18/25	Goldman Sachs Bank USA	EUR	10,100,000	44,863	—	44,863
Receive	3M CPURNSA	1.725%	03/04/19	Deutsche Bank AG	USD	8,125,000	(22,227)	—	(22,227)
Receive	3M CPURNSA	1.730%	04/15/16	Goldman Sachs Bank USA	USD	86,400,000	(2,000,900)	(183,364)	(1,817,536)
Receive	3M CPURNSA	1.800%	01/17/16	Deutsche Bank AG	USD	10,100,000	(180,613)	(3,260)	(177,353)
Receive	3M CPURNSA	1.825%	11/29/16	Deutsche Bank AG	USD	22,200,000	(522,071)	(9,106)	(512,965)
Receive	3M CPURNSA	1.845%	11/29/16	Deutsche Bank AG	USD	16,400,000	(395,809)	—	(395,809)
Receive	3M CPURNSA	1.860%	11/05/16	Deutsche Bank AG	USD	32,300,000	(801,686)	—	(801,686)
Receive	3M CPURNSA	1.908%	04/15/17	Barclays Bank plc	USD	12,300,000	(372,943)	—	(372,943)

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M CPURNSA	1.930%	02/10/17	Deutsche Bank AG	USD	9,300,000	$(219,516)	$—	$(219,516)
Receive	3M CPURNSA	1.940%	10/07/16	Deutsche Bank AG	USD	29,500,000	(804,391)	—	(804,391)
Receive	3M CPURNSA	1.942%	04/15/17	Goldman Sachs Bank USA	USD	101,400,000	(3,221,257)	—	(3,221,257)
Receive	3M CPURNSA	2.018%	08/19/17	Barclays Bank plc	USD	39,600,000	(1,244,119)	(11,377)	(1,232,742)
Receive	3M CPURNSA	2.173%	11/01/18	Deutsche Bank AG	USD	21,800,000	(868,226)	—	(868,226)
Receive	3M CPURNSA	2.175%	10/01/18	Goldman Sachs Bank USA	USD	43,400,000	(1,740,126)	42,961	(1,783,087)
Receive	3M CPURNSA	2.250%	07/15/17	BNP Paribas S.A.	USD	10,400,000	(547,259)	11,440	(558,699)
Receive	3M CPURNSA	2.315%	11/16/17	Deutsche Bank AG	USD	12,700,000	(692,164)	—	(692,164)
Receive	3M CPURNSA	2.415%	02/12/17	Goldman Sachs Bank USA	USD	39,500,000	(2,007,332)	21,811	(2,029,143)
Receive	3M CPURNSA	2.560%	05/08/23	Deutsche Bank AG	USD	12,300,000	(1,056,622)	—	(1,056,622)

Totals							$(16,568,939)	$(325,813)	$(16,243,126)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	5.560%	11/11/21	MXN	22,600,000	$(51,822)
Pay	28-Day TIIE	5.630%	10/11/21	MXN	520,400,000	(931,505)
Pay	28-Day TIIE	5.660%	11/09/21	MXN	194,000,000	(74,140)
Pay	28-Day TIIE	5.750%	12/06/21	MXN	92,700,000	33,391
Pay	28-Day TIIE	6.710%	09/20/29	MXN	208,500,000	(506,749)
Pay	3M LIBOR	2.000%	12/16/20	USD	24,600,000	51,102
Pay	3M LIBOR	2.750%	12/16/45	USD	6,900,000	41,545
Pay	6M EURIBOR	1.500%	03/16/46	EUR	3,300,000	(884,437)
Receive	28-Day TIIE	4.035%	02/03/17	MXN	698,800,000	(200,241)
Receive	3M LIBOR	1.300%	05/06/17	USD	184,900,000	(263,724)
Receive	3M LIBOR	1.500%	12/16/17	USD	521,300,000	(663,696)
Receive	3M LIBOR	2.500%	12/16/25	USD	238,100,000	(972,763)
Receive	3M LIBOR	2.500%	12/16/25	USD	2,700,000	(20,262)
Receive	3M LIBOR	2.750%	12/16/45	USD	108,600,000	(1,325,025)
Receive	6M EURIBOR	0.750%	09/16/25	EUR	109,700,000	7,386,221
Receive	6M LIBOR	1.000%	09/18/23	JPY	230,000,000	(42,109)
Receive	6M LIBOR	1.250%	06/17/17	GBP	37,100,000	(60,697)
Receive	6M LIBOR	1.500%	09/16/17	GBP	145,600,000	192,065
Receive	6M LIBOR	2.000%	09/16/45	GBP	31,260,000	3,480,731
Receive	6M LIBOR	2.000%	09/16/25	GBP	17,130,000	467,370

Net Unrealized Appreciation						$5,655,255

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Unrealized Depreciation
CDX iTraxx Main 23	1.000%	06/20/20	0.752%	EUR	47,900,000	$(346,783)
CDX.NA.HY.24	5.000%	06/20/20	3.557%	USD	9,801,000	(2)
CDX.NA.IG. 24	1.000%	06/20/20	0.704%	USD	27,000,000	(22)

Net Unrealized Depreciation						$(346,807)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway, Inc. 1.900%, due 01/31/17	1.000%	12/20/19	Barclays Bank plc	0.606%	USD	5,100,000	$87,261	$103,714	$(16,453)
Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/16	Goldman Sachs International	3.394%	USD	2,500,000	(43,065)	(177,742)	134,677
Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/16	Goldman Sachs International	3.394%	USD	3,900,000	(67,182)	(301,288)	234,106
Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/16	JPMorgan Chase Bank N.A.	3.394%	USD	2,400,000	(41,343)	(180,170)	138,827
Indonesia Government International Bond 6.880%, due 03/09/17	1.000%	12/20/19	Goldman Sachs International	1.481%	USD	6,300,000	(128,522)	(144,809)	16,287
Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/16	Goldman Sachs International	3.941%	USD	800,000	(16,884)	(44,515)	27,631

Totals							$(209,735)	$(744,810)	$535,075

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(USD)—	United States Dollar
(CDI)—	Brazil Interbank Deposit Rate

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)—(Continued)

(CDS)—	Credit Default Swap
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CPI-U)—	USA-Non-Revised Consumer Price Index-Urban
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(EURIBOR)—	EURO InterBank Offered Rate
(EXT-CPI)—	Excluding Tobacco-Non-revised Consumer Price Index
(HICP)—	Harmonized Index of Consumer Prices
(IRS)—	Interest Rate Swap
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,002,903,853	$—	$3,002,903,853
Total Foreign Government*	—	478,467,956	—	478,467,956
Total Corporate Bonds & Notes*	—	308,004,217	—	308,004,217
Total Mortgage-Backed Securities*	—	94,488,083	—	94,488,083
Total Asset-Backed Securities*	—	85,409,865	—	85,409,865
Purchased Options
Interest Rate Swaptions	—	4,078,278	—	4,078,278
Options on Exchange-Traded Futures Contracts	39,187	—	—	39,187
Total Purchased Options	39,187	4,078,278	—	4,117,465
Total Convertible Preferred Stock*	1,057,500	—	—	1,057,500
Total Municipals	—	617,261	—	617,261
Short-Term Investments
Commercial Paper	—	47,749,297	—	47,749,297
U.S. Treasury	—	2,232,970	—	2,232,970
Repurchase Agreements	—	372,668,794	—	372,668,794
Total Short-Term Investments	—	422,651,061	—	422,651,061
Total Investments	$1,096,687	$4,396,620,574	$—	$4,397,717,261

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Secured Borrowings (Liability)	$—	$(2,472,445,955)	$—	$(2,472,445,955)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$14,498,134	$—	$14,498,134
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(17,449,202)	—	(17,449,202)
Total Forward Contracts	$—	$(2,951,068)	$—	$(2,951,068)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$199,210	$—	$—	$199,210
Futures Contracts (Unrealized Depreciation)	(1,035,990)	—	—	(1,035,990)
Total Futures Contracts	$(836,780)	$—	$—	$(836,780)
Written Options
Credit Default Swaptions at Value	$—	$(432,695)	$—	$(432,695)
Foreign Currency Written Options at Value	—	(2,056,036)	—	(2,056,036)
Inflation Capped Options at Value	—	(953,776)	—	(953,776)
Interest Rate Swaptions at Value	—	(4,276,033)	—	(4,276,033)
Options on Exchange-Traded Futures Contracts at Value	(241,249)	—	—	(241,249)
Total Written Options	$(241,249)	$(7,718,540)	$—	$(7,959,789)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$11,652,425	$—	$11,652,425
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(6,343,977)	—	(6,343,977)
Total Centrally Cleared Swap Contracts	$—	$5,308,448	$—	$5,308,448
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,511,760	$—	$1,511,760
OTC Swap Contracts at Value (Liabilities)	—	(18,290,434)	—	(18,290,434)
Total OTC Swap Contracts	$—	$(16,778,674)	$—	$(16,778,674)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation)	Net Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2015
Corporate Bonds & Notes
Banks	$873,789	$—	$(873,789)	$—	$—

Corporate Bonds & Notes in the amount of $873,789 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$4,025,048,467
Repurchase Agreement	372,668,794
Cash denominated in foreign currencies (b)	7,022,208
Cash collateral (c)	2,003,000
OTC swap contracts at market value (d)	1,511,760
Unrealized appreciation on forward foreign currency exchange contracts	14,498,134
Receivable for:
Investments sold	1,089,513,938
Open cash collateral (h)	1,212,000
Fund shares sold	210,975
Principal paydowns	2,708
Interest	17,830,371
Variation margin on futures contracts	3,159
Interest on OTC swap contracts	8,128
Variation margin on centrally cleared swap contracts	297,750
Other assets	362,500

Total Assets	5,532,193,892
Liabilities
Due to custodian	1,052,000
Written options at value (e)	7,959,789
Secured borrowings	2,468,521,627
OTC swap contracts at market value (f)	18,290,434
Cash collateral (g)	6,150,000
Unrealized depreciation on forward foreign currency exchange contracts	17,449,202
Payables for:
Investments purchased	7,511,281
Open OTC swap contracts cash collateral	160,000
Fund shares redeemed	1,476,604
Deferred dollar roll income	3,924,328
Accrued expenses:
Management fees	1,134,666
Distribution and service fees	291,160
Deferred trustees’ fees	76,247
Other expenses	572,635

Total Liabilities	2,534,569,973

Net Assets	$2,997,623,919

Net assets consist of:
Paid in surplus	$3,429,936,396
Distributions in excess of net investment income	(33,203,056)
Accumulated net realized loss	(174,778,359)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(224,331,062)

Net Assets	$2,997,623,919

Net Assets
Class A	$1,562,380,018
Class B	1,397,774,505
Class E	37,469,396
Capital Shares Outstanding*
Class A	162,909,854
Class B	146,515,427
Class E	3,922,982
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.59
Class B	9.54
Class E	9.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $4,237,042,317.
(b)	Identified cost of cash denominated in foreign currencies was $7,060,782.
(c)	Includes collateral of $1,522,000 for futures contracts and $481,000 for centrally cleared swap contracts.
(d)	Net premium paid on OTC swap contracts was $4,210.
(e)	Premiums received on written options were $9,114,204.
(f)	Net premium received on OTC swap contracts was $1,074,833.
(g)	Includes collateral of $3,950,000 for OTC swap contracts and $2,200,000 for secured borrowings.
(h)	Includes collateral of $262,000 for OTC swap contracts and $950,000 for secured borrowings.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$33,750
Interest (a)	5,921,192

Total investment income	5,954,942
Expenses
Management fees	7,124,197
Administration fees	35,341
Custodian and accounting fees	332,299
Distribution and service fees—Class B	1,772,763
Distribution and service fees—Class E	29,617
Interest expense	1,466,144
Audit and tax services	62,958
Legal	14,293
Trustees’ fees and expenses	19,699
Shareholder reporting	109,791
Insurance	10,408
Miscellaneous	13,524

Total expenses	10,991,034
Less management fee waiver	(131,314)

Net expenses	10,859,720

Net Investment Loss	(4,904,778)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(45,409,971)
Futures contracts	(10,779,814)
Written options	2,235,541
Swap contracts	(31,075,322)
Foreign currency transactions	74,894,228

Net realized loss	(10,135,338)

Net change in unrealized appreciation (depreciation) on:
Investments	14,628,218
Futures contracts	(306,419)
Written options	392,278
Swap contracts	36,905,411
Foreign currency transactions	(28,304,479)

Net change in unrealized appreciation	23,315,009

Net realized and unrealized gain	13,179,671

Net Increase in Net Assets From Operations	$8,274,893

(a)	Net of foreign withholding taxes of $6,859.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(4,904,778)	$73,985,642
Net realized gain (loss)	(10,135,338)	59,661,716
Net change in unrealized appreciation (depreciation)	23,315,009	(30,562,839)

Increase in net assets from operations	8,274,893	103,084,519

From Distributions to Shareholders
Net investment income
Class A	(79,491,598)	(32,181,909)
Class B	(67,778,150)	(23,767,735)
Class E	(1,857,152)	(749,414)

Total distributions	(149,126,900)	(56,699,058)

Increase (decrease) in net assets from capital share transactions	80,077,415	(361,979,912)

Total decrease in net assets	(60,774,592)	(315,594,451)

Net Assets
Beginning of period	3,058,398,511	3,373,992,962

End of period	$2,997,623,919	$3,058,398,511

Undistributed (distributions in excess of) net investment income (loss)
End of period	$(33,203,056)	$120,828,622

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	2,915,921	$29,921,912	6,566,365	$66,924,709
Reinvestments	8,280,375	79,491,598	3,195,820	32,181,909
Redemptions	(5,114,660)	(52,310,499)	(27,002,968)	(273,994,258)

Net increase (decrease)	6,081,636	$57,103,011	(17,240,783)	$(174,887,640)

Class B
Sales	3,897,690	$39,307,072	6,462,259	$65,831,832
Reinvestments	7,097,189	67,778,150	2,372,030	23,767,735
Redemptions	(8,076,156)	(81,616,216)	(26,536,811)	(269,293,171)

Net increase (decrease)	2,918,723	$25,469,006	(17,702,522)	$(179,693,604)

Class E
Sales	228,237	$2,308,000	340,389	$3,481,380
Reinvestments	194,060	1,857,152	74,717	749,414
Redemptions	(656,429)	(6,659,754)	(1,143,507)	(11,629,462)

Net decrease	(234,132)	$(2,494,602)	(728,401)	$(7,398,668)

Increase (decrease) derived from capital shares transactions		$80,077,415		$(361,979,912)

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Six Months Ended June 30, 2015 (Unaudited)

Cash Flows From Operating Activities
Net increase in net assets from operations	$8,274,893

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(1,269,456,941)
Proceeds from investments sold	1,301,418,156
Sales of short-term investments, net	36,572,061
Net amortization/accretion of premium (discount)	13,068,937
Premium received on open written options, net	4,744,950
Decrease in interest receivable	4,912,719
Decrease in cash collateral, asset	205,000
Decrease in OTC swap contracts at market value, asset	2,070,807
Decrease in unrealized appreciation on forward foreign currency exchange contracts	29,322,329
Decrease in receivable for investments sold	266,630,245
Increase in receivable for swap cash collateral	(82,000)
Increase in receivable for principal paydowns	(964)
Increase in receivable for variation margin on centrally cleared swap contracts	(297,750)
Decrease in receivable for variation margin on futures contracts	127,434
Decrease in receivable for deferred dollar roll income, asset	2,330,741
Decrease in interest receivable on OTC swap contracts	199,065
Decrease in OTC swap contracts at market value, liability	(3,124,921)
Decrease in cash collateral, liability	(16,481,000)
Increase in unrealized depreciation on forward foreign currency exchange contracts	1,055,895
Increase in payable for investments purchased	7,511,281
Decrease in payable for swap cash collateral	(330,000)
Increase in payable for deferred dollar roll income, liability	3,924,328
Decrease in payable for variation margin on centrally cleared swap contracts	(536,917)
Decrease in accrued management fees	(91,885)
Decrease in accrued distribution and service fees	(22,273)
Increase in deferred trustee’s fees	8,823
Increase in other expenses	128,914
Net realized loss from investments and written options	43,174,430
Net change in unrealized (appreciation) depreciation on investments and written options	(15,020,496)

Net cash provided by operating activities	$420,235,861

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for shares sold	71,981,261
Payment on shares redeemed, including increase in payable for shares redeemed	(139,573,640)
Increase in due to custodian bank	452,409
Proceeds from issuance of reverse repurchase agreements	7,368,000
Repayment of reverse repurchase agreements	(7,368,000)
Proceeds from secured borrowings	9,681,115,329
Repayment of secured borrowings	(10,031,049,892)

Net cash used in financing activities	$(417,074,533)

Net increase in cash and foreign currency (a)	$3,161,328

Cash and cash in foreign currency at beginning of period	$3,860,880

Cash and cash in foreign currency at end of period	$7,022,208

Supplemental disclosure of cash flow information:
Non cash financing activities included herein consist of reinvestment of dividends and distributions:	$149,126,900

Cash paid for interest and fees on borrowings:	$1,466,144

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $126,428.

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.07		$9.95	$11.83	$11.91	$11.43	$11.17

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.24	0.09	0.20	0.24	0.16
Net realized and unrealized gain (loss) on investments	0.04		0.07	(1.07)	0.85	1.02	0.71

Total from investment operations	0.03		0.31	(0.98)	1.05	1.26	0.87

Less Distributions
Distributions from net investment income	(0.51)		(0.19)	(0.27)	(0.40)	(0.22)	(0.30)
Distributions from net realized capital gains	0.00		0.00	(0.63)	(0.73)	(0.56)	(0.31)

Total distributions	(0.51)		(0.19)	(0.90)	(1.13)	(0.78)	(0.61)

Net Asset Value, End of Period	$9.59		$10.07	$9.95	$11.83	$11.91	$11.43

Total Return (%) (b)	0.32	(c)(d)	3.08 (d)	(8.98)	9.33	11.48	8.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(e)	0.56	0.55	0.58	0.51	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	(e)	0.51	0.50	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (f)	0.60	(e)	0.56	0.55	0.58	0.51	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.50	(e)	0.51	0.50	0.50	0.50	0.51
Ratio of net investment income (loss) to average net assets (%)	(0.20	)(e)	2.39	0.83	1.70	2.07	1.38
Portfolio turnover rate (%)	29	(c)	43	44 (g)	53	458	527
Net assets, end of period (in millions)	$1,562.4		$1,579.7	$1,731.8	$1,685.0	$1,576.3	$1,273.4

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.01		$9.88	$11.76	$11.84	$11.38	$11.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.22	0.06	0.17	0.21	0.13
Net realized and unrealized gain (loss) on investments	0.04		0.07	(1.07)	0.85	1.01	0.71

Total from investment operations	0.02		0.29	(1.01)	1.02	1.22	0.84

Less Distributions
Distributions from net investment income	(0.49)		(0.16)	(0.24)	(0.37)	(0.20)	(0.28)
Distributions from net realized capital gains	0.00		0.00	(0.63)	(0.73)	(0.56)	(0.31)

Total distributions	(0.49)		(0.16)	(0.87)	(1.10)	(0.76)	(0.59)

Net Asset Value, End of Period	$9.54		$10.01	$9.88	$11.76	$11.84	$11.38

Total Return (%) (b)	0.14	(c)	2.89	(9.27)	9.13	11.14	7.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(e)	0.81	0.80	0.83	0.76	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	(e)	0.76	0.75	0.75	0.75	0.76
Net ratio of expenses to average net assets (%) (f)	0.85	(e)	0.81	0.80	0.83	0.76	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.75	(e)	0.76	0.75	0.75	0.75	0.76
Ratio of net investment income (loss) to average net assets (%)	(0.46	)(e)	2.14	0.58	1.46	1.83	1.13
Portfolio turnover rate (%)	29	(c)	43	44 (g)	53	458	527
Net assets, end of period (in millions)	$1,397.8		$1,437.0	$1,593.8	$1,975.4	$1,786.3	$1,391.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.02		$9.90	$11.78	$11.85	$11.39	$11.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.23	0.07	0.18	0.22	0.14
Net realized and unrealized gain (loss) on investments	0.05		0.06	(1.07)	0.86	1.00	0.71

Total from investment operations	0.03		0.29	(1.00)	1.04	1.22	0.85

Less Distributions
Distributions from net investment income	(0.50)		(0.17)	(0.25)	(0.38)	(0.20)	(0.28)
Distributions from net realized capital gains	0.00		0.00	(0.63)	(0.73)	(0.56)	(0.31)

Total distributions	(0.50)		(0.17)	(0.88)	(1.11)	(0.76)	(0.59)

Net Asset Value, End of Period	$9.55		$10.02	$9.90	$11.78	$11.85	$11.39

Total Return (%) (b)	0.24	(c)(d)	2.89 (d)	(9.17)	9.22	11.18	7.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(e)	0.71	0.70	0.73	0.66	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	(e)	0.66	0.65	0.65	0.65	0.66
Net ratio of expenses to average net assets (%) (f)	0.75	(e)	0.71	0.70	0.73	0.66	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.65	(e)	0.66	0.65	0.65	0.65	0.66
Ratio of net investment income (loss) to average net assets (%)	(0.43	)(e)	2.24	0.68	1.54	1.91	1.24
Portfolio turnover rate (%)	29	(c)	43	44 (g)	53	458	527
Net assets, end of period (in millions)	$37.5		$41.7	$48.4	$70.5	$61.9	$52.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 39% for the year ended December 31, 2013.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-25

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-26

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures, options and swap transactions, foreign currency transactions, paydown reclasses, premium amortization adjustments, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $372,668,794, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2015, the Portfolio had an outstanding reverse repurchase agreement balance for 2 days. The average amount of borrowings was $3,684,000 and the weighted average interest rate was (0.35)% during the 2 day period. There were no outstanding reverse repurchase agreements as of June 30, 2015.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an

MIST-27

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2015, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2015, the Portfolio’s average amount of borrowings was $1,147,608,755 and the weighted average interest rate was 0.255%. For the six months ended June 30, 2015, the Portfolio had an outstanding secured borrowing transaction balance for 181 days.

At June 30, 2015, the amount of the Portfolio’s outstanding borrowings was $2,468,521,627. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2015:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
BNP Paribas	$ (1,185,724,655)	$1,185,724,655	$—	$—	$—
Morgan Stanley	(895,639,252)	895,639,252	—	—	—
Barclays Capital, Inc.	(177,204,577)	177,000,926	—	—	(203,651)
Nomura Securities	(209,953,143)	209,953,143	—	—	—

	$(2,468,521,627)	$2,468,317,976	$—	$—	$(203,651)

(a)	Represents market value of borrowings as of June 30, 2015.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

MIST-28

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security

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sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the

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Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the

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Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of

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buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (d)	$4,117,465
	OTC swap contracts at market value (b)	1,424,499	OTC swap contracts at market value (b)	$17,993,438
	Unrealized appreciation on centrally cleared swap contracts (c)	11,652,425	Unrealized depreciation on centrally cleared swap contracts (c)	5,997,170
	Unrealized appreciation on futures contracts* (c)	199,210	Unrealized depreciation on futures contracts* (c)	1,035,990
			Written options at value (e)	5,471,058
Credit	OTC swap contracts at market value (b)	87,261	OTC swap contracts at market value (b)	296,996
			Unrealized depreciation on centrally cleared swap contracts** (c)	346,807
			Written options at value	432,695
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	14,498,134	Unrealized depreciation on forward foreign currency exchange contracts	17,449,202
			Written options at value	2,056,036

Total		$31,978,994		$51,079,392

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

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**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $8,128.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes exchange traded purchased options with a value of $39,187 that is not subject to a master netting agreement.
(e)	Includes exchange traded written options with a value of $241,249 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$137,314	$(137,314)	$—	$—
BNP Paribas S.A.	1,166,994	(1,166,994)	—	—
Citibank N.A.	478,619	(478,619)	—	—
Credit Suisse International	721,626	(514,871)	—	206,755
Deutsche Bank AG	9,754,001	(7,843,529)	(1,910,472)	—
Goldman Sachs Bank USA	722,405	(722,405)	—	—
JPMorgan Chase Bank N.A.	1,579,352	(1,579,352)	—	—
Morgan Stanley Capital Services, LLC	4,116,229	(3,265,878)	(850,351)	—
Societe Generale Paris	1,176,450	(1,176,450)	—	—
UBS AG Stamford	235,182	(235,182)	—	—

	$20,088,172	$(17,120,594)	$(2,760,823)	$206,755

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,950,967	$(137,314)	$(1,789,389)	$24,264
BNP Paribas S.A.	1,503,767	(1,166,994)	(336,773)	—
Citibank N.A.	3,329,903	(478,619)	(2,851,284)	—
Credit Suisse International	514,871	(514,871)	—	—
Deutsche Bank AG	7,843,529	(7,843,529)	—	—
Goldman Sachs Bank USA	19,512,333	(722,405)	(18,789,928)	—
Goldman Sachs International	496,466	—	(496,073)	393
JPMorgan Chase Bank N.A.	2,040,662	(1,579,352)	—	461,310
Morgan Stanley Capital Services, LLC	3,265,878	(3,265,878)	—	—
Societe Generale Paris	1,204,918	(1,176,450)	—	28,468
UBS AG Stamford	1,794,882	(235,182)	(1,532,119)	27,581

	$43,458,176	$(17,120,594)	$(25,795,566)	$542,016

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$(1,374,006)	$—	$—	$—	$(1,374,006)
Forward foreign currency transactions	—	—	—	80,270,861	80,270,861
Futures contracts	(10,779,814)	—	—	—	(10,779,814)
Swap contracts	(30,538,612)	(539,835)	3,125	—	(31,075,322)
Written options	930,616	208,884	—	1,096,041	2,235,541

	$(41,761,816)	$(330,951)	$3,125	$81,366,902	$39,277,260

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$1,223,602	$—	$—	$—	$1,223,602
Forward foreign currency transactions	—	—	—	(30,378,224)	(30,378,224)
Futures contracts	(306,419)	—	—	—	(306,419)
Swap contracts	36,941,087	(35,676)	—	—	36,905,411
Written options	549,605	(302,656)	—	145,329	392,278

	$38,407,875	$(338,332)	$—	$(30,232,895)	$7,836,648

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$265,402,083
Forward foreign currency transactions	2,499,388,488
Futures contracts long	78,608,219
Futures contracts short	(952,170,836)
Swap contracts	1,954,463,953
Written options	(887,183,615)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2015:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	305,830,000	—	2,414,733
Options written	795,713,000	846	5,969,873
Options bought back	(236,900,000)	—	(2,480,993)
Options exercised	(37,800,000)	(150)	(84,246)
Options expired	(148,350,000)	(503)	(2,002,903)

Options outstanding June 30, 2015	678,493,000	193	3,816,464

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	321,700,000	538	4,296,532
Options written	707,606,000	1,032	4,351,608
Options bought back	(50,500,000)	—	(862,857)
Options exercised	(75,010,000)	—	(440,486)
Options expired	(336,913,000)	(1,377)	(2,047,057)

Options outstanding June 30, 2015	566,883,000	193	5,297,740

*	Amount shown is in the currency in which the transaction was denominated.

MIST-35

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MIST-36

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$ 636,672,254	$513,521,747	$639,741,693	$450,601,013

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$7,124,197	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	2 billion

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

MIST-37

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$56,699,058	278,481,724	$—	$2,702,572	$56,699,058	$281,184,296

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$148,806,676	$—	$(408,594,673)	$(31,605,048)	$(291,393,045)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Portfolio had no pre-enactment capital loss carryforwards, no post-enactment short-term capital losses and post-enactment long-term capital losses of $31,605,048.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-38

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 0.46%, 0.27%, and 0.37%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -0.10%.

MARKET ENVIRONMENT / CONDITIONS

In addition to the European Central Bank’s (the “ECB”) highly anticipated foray into quantitative easing (“QE”), the new year began with a host of global central banks re-embracing monetary easing. However, the U.S. Federal Reserve (the “Fed”) remained an outlier as officials reiterated their desire to hike rates sometime this year, emphasizing the importance of incoming data. Finally, some trends from 2014 lingered into 2015, including generalized U.S. dollar strength, lower oil prices, and lingering uncertainty as evidenced in the choppiness of risk assets. First quarter gross domestic product (“GDP”) was revised up to show a more modest -0.2% decline; however, nearly every labor market indicator pointed to sustainable growth.

The U.S. economy continued to show signs of strength, as a healthier labor market, improving outlook for spending, and modest rebound in oil prices led to a sell-off in the back-end of Treasuries over the second quarter. After the U.S. dollar’s seemingly unstoppable 25% rally over the prior nine months, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the U.S. dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to prevent deflation with QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid Greek concerns, modest market moves suggested the events in Greece were more noise than news for global financial markets.

While global developed economies showed signs of improvement, financial markets reversed much of their gains from the first quarter amid heightened volatility. In global fixed income markets, the Barclays U.S. Aggregate Bond Index declined, returning -0.10% during the six month period, as most developed market yield curves steepened over the quarter amid a confluence of technical and fundamental factors. In addition, the S&P 500 Index posted sluggish returns of 1.23% for the six month period. Conversely, Japan’s Nikkei Index proved a more one-way bet during the second quarter, rising more than 5%, as optimism for corporate governance reform grew and first quarter GDP was revised up to 3.9% quarter-on-quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In corporate space, sector and security selection within investment-grade credit, specifically Financials, was positive for performance; as well as, an underweight to Industrials and Utilities as spreads widened. Exposure to High Yield Corporates added to credit sector returns as investors continued to move out on the risk spectrum in search of higher yields. Through the use of currency forwards, the Portfolio positioned long to the U.S. dollar versus the euro and yen. This was positive for performance, as these currencies depreciated over the period, in light of diverging monetary policies. An allocation to non-Agency mortgages contributed to performance, as prices continued to appreciate in-line with the ongoing housing recovery and strong demand. In addition, favorable issuer and coupon selection within Agency mortgages added to performance. Select exposure to U.S. dollar-denominated emerging market debt, specifically Brazilian corporates and quasi-sovereign bonds, contributed to returns. However, this was partially offset by the Portfolio’s Mexican local rate exposure, gained through the use of interest rate swaps and cash bonds, which detracted. A focus on the intermediate portion of the U.S. yield curve, through the use of cash bonds and interest rate swaps, detracted from performance as the yield curve bear-steepened. An allocation to Treasury Inflation-Protected Securities (“TIPS”) contributed to returns as breakevens widened over the year on continued improvement of inflation expectations. Exposure to German debt, through a combination of cash bonds and futures, was negative for returns as the yield curve steepened amid a sell-off in core European interest rates.

As of June 30, 2015, the Portfolio maintained an underweight to U.S. duration, particularly at the front-end and long-end of the yield curve, given the potential for volatility as the Fed’s first rate hike approaches. Our focus continued to be intermediate maturities, which continued to offer the most attractive carry and roll-down. We maintained exposure to TIPS, as we believe inflation protection is attractively priced given the Fed’s commitment to reflate the economy. We remained underweight investment grade corporate bonds, but continue to place an emphasis on security selection, preferring Financials and companies that benefit from increased pricing power and industry consolidation. Within Agency Mortgage-Backed Securities (“MBS”), we maintained an underweight amid current valuations and focus on security selection to capitalize on relative value opportunities within the coupon stack. We continued to hold non-Agency MBS positions which continue to offer attractive risk-adjusted yields. Within non-U.S. developed, we held exposure to eurozone duration, particularly in countries like Germany, Italy, and Spain, to benefit

MIST-1

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

from the ECB’s accommodative measures. We maintained a long U.S. dollar bias as divergent monetary policy is likely to mean continued strength in the U.S. dollar, particularly against the euro and yen. Within emerging markets, we maintained focus on Mexico, which has stronger fundamentals and high real interest rates.

Scott A. Mather

Mark Kiesel

Mihir Worah

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	0.46	1.72	3.67	5.47
Class B	0.27	1.38	3.40	5.21
Class E	0.37	1.56	3.51	5.31
Barclays U.S. Aggregate Bond Index	-0.10	1.86	3.35	4.44

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	64.1
Corporate Bonds & Notes	26.3
Foreign Government	11.9
Asset-Backed Securities	7.8
Mortgage-Backed Securities	5.7
Municipals	3.9
Convertible Bonds	0.7
Convertible Preferred Stocks	0.6
Floating Rate Loans	0.6
Preferred Stocks	0.4

MIST-3

Met Investors Series Trust

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.48%	$1,000.00	$1,004.60	$2.39
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B(a)	Actual	0.73%	$1,000.00	$1,002.70	$3.62
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E(a)	Actual	0.63%	$1,000.00	$1,003.70	$3.13
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—64.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—29.5%
Fannie Mae 10 Yr. Pool 3.000%, 12/01/20	205,737	$213,902
3.000%, 02/01/21	610,662	635,274
3.000%, 08/01/21	448,027	466,125
3.000%, 11/01/21	115,258	119,949
3.000%, 03/01/22	503,784	524,305
3.000%, 05/01/22	1,643,288	1,710,259
3.500%, 07/01/20	200,919	211,952
3.500%, 01/01/21	1,003,033	1,058,114
3.500%, 06/01/21	388,801	410,152
3.500%, 07/01/21	295,185	311,395
3.500%, 09/01/21	349,542	368,737
3.500%, 09/01/23	326,741	345,146
4.000%, 05/01/19	18,451	19,341
4.500%, 03/01/18	65,090	67,787
4.500%, 07/01/18	57,329	59,724
4.500%, 11/01/18	22,388	23,335
4.500%, 12/01/18	14,580	15,195
4.500%, 05/01/19	598,176	624,897
5.500%, 11/01/17	66,696	69,245
5.500%, 09/01/18	152,226	159,807
5.500%, 10/01/18	68,056	71,636
Fannie Mae 15 Yr. Pool 3.000%, 09/01/28	828,610	861,604
3.000%, TBA (a)	81,000,000	83,916,632
3.500%, 10/01/25	472,325	499,536
3.500%, 10/01/26	349,402	369,580
3.500%, 12/01/26	397,459	419,354
3.500%, 08/01/27	400,131	424,315
3.500%, 07/01/29	213,208	224,943
3.500%, TBA (a)	56,000,000	58,950,498
4.000%, 07/01/18	5,263	5,516
4.000%, 08/01/18	2,044	2,143
4.000%, 09/01/18	1,118	1,171
4.000%, 05/01/19	1,064,114	1,115,622
4.000%, 07/01/19	489,802	513,424
4.000%, 08/01/20	342,137	358,771
4.000%, 03/01/22	61,039	63,994
4.000%, 04/01/24	68,511	72,171
4.000%, 05/01/24	2,773,784	2,937,277
4.000%, 06/01/24	3,150,134	3,336,113
4.000%, 07/01/24	31,349	33,201
4.000%, 02/01/25	996,538	1,055,278
4.000%, 06/01/25	338,738	358,590
4.000%, 07/01/25	9,458	10,009
4.000%, 08/01/25	1,005,051	1,073,689
4.000%, 09/01/25	55,156	58,403
4.000%, 12/01/25	370,042	395,404
4.000%, 02/01/26	260,942	278,888
4.000%, 03/01/26	51,308	54,833
4.000%, 06/01/26	48,882	52,242
4.500%, 12/01/17	991	1,032
4.500%, 03/01/18	191,968	199,921
4.500%, 04/01/18	318,652	331,853
4.500%, 06/01/18	965,441	1,005,495
4.500%, 07/01/18	490,926	511,350

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.500%, 08/01/18	5,180	5,396
4.500%, 10/01/18	19,404	20,213
4.500%, 11/01/18	1,174,378	1,223,277
4.500%, 12/01/18	325,087	339,138
4.500%, 02/01/19	208,240	217,297
4.500%, 05/01/19	390,641	407,597
4.500%, 06/01/19	198,585	207,382
4.500%, 11/01/19	205,274	214,362
4.500%, 12/01/19	253,212	264,332
4.500%, 08/01/20	352,896	368,959
4.500%, 09/01/20	497,025	518,635
4.500%, 10/01/20	21,090	22,060
4.500%, 12/01/20	406,213	425,419
4.500%, 01/01/22	21,766	22,688
4.500%, 02/01/23	317,878	338,677
4.500%, 03/01/23	623,094	659,102
4.500%, 05/01/23	61,213	65,193
4.500%, 06/01/23	3,768	4,005
4.500%, 01/01/24	5,409	5,636
4.500%, 04/01/24	96,142	102,576
4.500%, 05/01/24	318,255	339,956
4.500%, 08/01/24	66,462	70,813
4.500%, 10/01/24	454,674	487,716
4.500%, 11/01/24	107,298	115,111
4.500%, 02/01/25	822,512	877,884
4.500%, 03/01/25	554,479	593,371
4.500%, 04/01/25	397,316	426,360
4.500%, 05/01/25	1,037,513	1,112,926
4.500%, 06/01/25	106,497	113,944
4.500%, 07/01/25	3,992,570	4,268,011
4.500%, 08/01/25	124,700	130,000
4.500%, 09/01/25	292,581	313,447
4.500%, 11/01/25	209,035	223,539
4.500%, 04/01/26	16,621	17,843
4.500%, 01/01/27	195,911	204,804
5.500%, 12/01/17	2,965	3,055
5.500%, 01/01/18	76,055	78,586
5.500%, 02/01/18	641,694	668,257
5.500%, 11/01/18	2,300	2,393
5.500%, 09/01/19	75,488	78,347
5.500%, 09/01/20	15,921	17,086
5.500%, 12/01/20	2,403	2,522
5.500%, 03/01/22	188,061	202,636
5.500%, 04/01/22	139,569	149,794
5.500%, 07/01/22	145,715	158,126
5.500%, 09/01/22	78,470	86,164
5.500%, 10/01/22	576,141	627,889
5.500%, 11/01/22	138,068	149,931
5.500%, 12/01/22	183,920	201,739
5.500%, 02/01/23	154,171	165,194
5.500%, 03/01/23	27,070	29,573
5.500%, 07/01/23	13,418	14,661
5.500%, 08/01/23	67,488	73,357
5.500%, 10/01/23	103,197	112,259
5.500%, 11/01/23	34,864	36,622

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 5.500%, 12/01/23	56,585	$61,692
5.500%, 01/01/24	16,240	17,725
5.500%, 03/01/24	102,607	112,216
5.500%, 09/01/24	87,667	93,863
5.500%, 01/01/25	1,370,013	1,501,865
5.500%, 05/01/25	323,430	341,294
6.000%, 03/01/17	4,202	4,212
6.000%, 04/01/17	4,178	4,281
6.000%, 06/01/17	3,277	3,366
6.000%, 07/01/17	10,709	10,953
6.500%, 04/01/16	3,383	3,421
6.500%, 06/01/16	1,763	1,787
6.500%, 07/01/16	6,709	6,827
6.500%, 08/01/16	446	453
6.500%, 09/01/16	2,965	3,032
6.500%, 10/01/16	6,258	6,397
6.500%, 02/01/17	4,728	4,855
6.500%, 07/01/17	13,166	13,200
6.500%, 10/01/17	3,722	3,867
Fannie Mae 20 Yr. Pool 4.000%, 04/01/29	90,484	96,520
4.000%, 05/01/29	298,407	318,283
4.000%, 03/01/30	184,499	195,749
4.000%, 05/01/30	276,921	295,648
4.000%, 08/01/30	244,141	258,938
4.000%, 09/01/30	145,118	154,900
4.000%, 10/01/30	6,664	7,113
4.000%, 11/01/30	717,177	765,700
4.000%, 12/01/30	97,260	103,839
4.000%, 06/01/31	12,965	13,738
4.000%, 09/01/31	372,462	398,478
4.000%, 11/01/31	73,741	78,895
4.500%, 01/01/25	15,979	17,275
4.500%, 04/01/31	74,611	81,143
5.000%, 05/01/23	215,579	237,810
5.000%, 05/01/24	238,413	262,984
5.000%, 01/01/25	172,261	190,055
5.000%, 09/01/25	51,903	57,288
5.000%, 11/01/25	66,762	73,676
5.000%, 12/01/25	415,507	458,637
5.000%, 01/01/26	111,656	123,241
5.000%, 03/01/26	85,826	94,704
5.000%, 02/01/27	9,149	10,092
5.000%, 05/01/27	245,455	270,773
5.000%, 07/01/27	11,130	12,280
5.000%, 08/01/27	4,767	5,258
5.000%, 03/01/28	24,673	27,215
5.000%, 04/01/28	802,378	885,071
5.000%, 05/01/28	915,944	1,010,340
5.000%, 06/01/28	2,788,232	3,075,586
5.000%, 01/01/29	91,707	101,159
5.000%, 05/01/29	474,112	526,436
5.000%, 07/01/29	130,847	144,373
5.000%, 12/01/29	39,921	44,041
5.500%, 02/01/19	15,707	17,610

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool 5.500%, 06/01/23	291,565	327,104
5.500%, 07/01/24	13,256	14,862
5.500%, 01/01/25	14,211	15,940
5.500%, 02/01/25	4,012	4,500
5.500%, 03/01/25	961,076	1,090,044
5.500%, 08/01/25	86,419	97,922
5.500%, 10/01/25	6,231	6,991
5.500%, 11/01/25	15,063	16,900
5.500%, 03/01/26	113,368	127,103
5.500%, 05/01/26	3,262	3,659
5.500%, 06/01/26	595,554	667,958
5.500%, 11/01/26	62,256	69,798
5.500%, 01/01/27	81,043	90,901
5.500%, 06/01/27	16,700	18,778
5.500%, 07/01/27	306,946	344,243
5.500%, 08/01/27	141,413	158,597
5.500%, 10/01/27	206,452	231,463
5.500%, 11/01/27	54,663	61,306
5.500%, 12/01/27	410,923	460,830
5.500%, 01/01/28	144,416	161,970
5.500%, 03/01/28	77,701	87,140
5.500%, 04/01/28	232,188	260,396
5.500%, 05/01/28	90,579	101,584
5.500%, 06/01/28	25,163	28,212
5.500%, 07/01/28	13,380	15,005
5.500%, 09/01/28	171,163	191,898
5.500%, 10/01/28	31,457	35,268
5.500%, 12/01/28	11,603	13,013
5.500%, 01/01/29	182,566	204,734
5.500%, 07/01/29	165,231	185,582
5.500%, 10/01/29	373,586	419,329
5.500%, 04/01/30	408,033	461,722
6.000%, 08/01/18	4,497	5,099
6.000%, 12/01/18	116,431	131,998
6.000%, 02/01/19	7,950	9,013
6.000%, 06/01/22	791,120	896,897
6.000%, 09/01/22	193,809	219,754
6.000%, 10/01/22	123,246	139,725
6.000%, 01/01/23	197,335	223,720
6.000%, 06/01/26	16,337	18,528
6.000%, 08/01/26	22,894	25,965
6.000%, 12/01/26	19,555	22,179
6.000%, 07/01/27	65,690	74,494
6.000%, 11/01/27	14,199	16,102
6.000%, 09/01/28	129,307	146,617
6.000%, 10/01/28	62,278	70,616
Fannie Mae 30 Yr. Pool 3.000%, TBA (a)	178,000,000	176,877,064
3.500%, TBA (a)	226,000,000	232,624,693
4.000%, 05/01/34	240,134	255,635
4.000%, 05/01/35	205,137	217,715
4.000%, 01/01/41	867,623	926,842
4.000%, 03/01/41	522,266	561,295
4.000%, 05/01/41	505,392	536,019
4.000%, 05/01/42	252,906	269,491

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 12/01/43	958,160	$1,019,616
4.000%, TBA (a)	346,000,000	365,994,280
4.500%, 04/01/39	1,407,103	1,530,194
4.500%, 05/01/39	141,702	154,472
4.500%, 06/01/39	58,098	63,102
4.500%, 08/01/39	49,803	53,956
4.500%, 12/01/39	15,353	16,836
4.500%, 05/01/40	63,350	69,013
4.500%, 09/01/40	58,718	63,909
4.500%, 10/01/40	774,715	837,553
4.500%, 12/01/40	99,555	107,956
4.500%, 02/01/41	476,836	517,014
4.500%, 05/01/41	30,294	33,034
4.500%, 06/01/41	2,309,347	2,512,549
4.500%, 07/01/41	17,797	19,244
4.500%, 09/01/41	1,139,069	1,232,005
4.500%, 10/01/41	5,333,789	5,783,513
4.500%, 03/01/42	56,958	62,251
4.500%, 06/01/42	120,009	130,238
4.500%, 07/01/42	1,791,477	1,940,948
4.500%, 11/01/43	27,175	29,836
4.500%, TBA (a)	208,000,000	224,542,510
5.000%, 03/01/32	3,837	4,237
5.000%, 09/01/32	2,542	2,806
5.000%, 10/01/32	1,093	1,206
5.000%, 04/01/33	88,932	98,136
5.000%, 07/01/33	189,903	211,081
5.000%, 08/01/33	4,210	4,672
5.000%, 09/01/33	3,309	3,711
5.000%, 10/01/33	34,549	38,401
5.000%, 11/01/33	1,012	1,125
5.000%, 01/01/34	201,489	223,719
5.000%, 04/01/34	225,741	250,873
5.000%, 06/01/34	4,845	5,437
5.000%, 12/01/34	42,363	46,881
5.000%, 01/01/35	127,048	140,979
5.000%, 04/01/35	100	110
5.000%, 07/01/35	32,226	35,547
5.000%, 09/01/35	66,578	73,800
5.000%, 01/01/38	291,576	323,727
5.000%, 04/01/39	47,595	52,718
5.000%, 10/01/39	14,285	15,871
5.000%, 11/01/39	40,999	45,659
5.000%, 06/01/40	32,039	35,389
5.000%, 11/01/42	232,198	257,503
5.000%, TBA (a)	145,000,000	160,032,367
5.500%, 12/01/28	33,644	37,838
5.500%, 06/01/33	93,264	105,160
5.500%, 07/01/33	16,451	18,557
5.500%, 09/01/33	285,183	321,760
5.500%, 11/01/33	247,602	277,752
5.500%, 12/01/33	1,941	2,178
5.500%, 04/01/34	24,242	27,221
5.500%, 07/01/34	44,088	49,440
5.500%, 08/01/34	374,141	421,671

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 09/01/34	27,045	30,464
5.500%, 11/01/34	632,559	713,136
5.500%, 12/01/34	1,537,326	1,730,881
5.500%, 01/01/35	537,742	606,061
5.500%, 02/01/35	760,738	857,169
5.500%, 03/01/35	875,584	986,059
5.500%, 04/01/35	209,547	237,433
5.500%, 05/01/35	285,019	321,121
5.500%, 06/01/35	463,374	521,874
5.500%, 08/01/35	324,578	367,429
5.500%, 09/01/35	4,512,213	5,070,621
5.500%, 10/01/35	970,234	1,090,831
5.500%, 11/01/35	2,101,480	2,358,353
5.500%, 12/01/35	2,163,463	2,433,294
5.500%, 01/01/36	2,249,091	2,525,113
5.500%, 02/01/36	3,273	3,671
5.500%, 03/01/36	503,992	566,361
5.500%, 04/01/36	7,609	8,532
5.500%, 05/01/36	2,496,055	2,800,768
5.500%, 06/01/36	1,786,453	2,003,635
5.500%, 07/01/36	2,034,404	2,291,747
5.500%, 09/01/36	314,574	354,217
5.500%, 10/01/36	13,348	14,991
5.500%, 11/01/36	264,064	296,719
5.500%, 12/01/36	793,925	892,256
5.500%, 01/01/37	122,428	137,372
5.500%, 02/01/37	239,450	268,680
5.500%, 03/01/37	57,555	64,570
5.500%, 04/01/37	4,196,776	4,707,212
5.500%, 05/01/37	608,556	682,929
5.500%, 06/01/37	1,291	1,448
5.500%, 07/01/37	12,383	13,883
5.500%, 08/01/37	3,091,265	3,474,553
5.500%, 01/01/38	12,870	14,445
5.500%, 02/01/38	1,547,813	1,738,584
5.500%, 03/01/38	2,408,661	2,725,027
5.500%, 05/01/38	5,807,321	6,515,170
5.500%, 06/01/38	26,569,984	29,795,808
5.500%, 09/01/38	23,416	26,253
5.500%, 10/01/38	1,573,802	1,767,865
5.500%, 11/01/38	2,408,861	2,703,025
5.500%, 12/01/38	7,611,049	8,558,570
5.500%, 01/01/39	128,960	146,049
5.500%, 07/01/39	22,573	25,344
5.500%, 08/01/39	292,703	328,490
5.500%, 09/01/39	19,012	21,325
5.500%, 11/01/39	4,837,822	5,423,907
5.500%, 12/01/39	7,062	7,925
5.500%, 02/01/40	798,278	895,820
5.500%, 03/01/40	1,644,021	1,845,990
5.500%, 06/01/40	195,877	219,966
5.500%, 09/01/40	706,298	791,863
5.500%, 12/01/40	284,117	320,134
5.500%, 07/01/41	8,806,952	9,874,162
5.500%, TBA (a)	8,000,000	8,983,125

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 12/01/28	73,500	$83,751
6.000%, 01/01/29	35,499	40,715
6.000%, 02/01/29	152,154	173,495
6.000%, 04/01/29	4,874	5,574
6.000%, 06/01/29	6,846	7,850
6.000%, 11/01/32	53,202	60,399
6.000%, 01/01/33	22,745	26,003
6.000%, 02/01/33	17,340	19,670
6.000%, 03/01/33	29,681	33,971
6.000%, 04/01/33	20,392	23,381
6.000%, 05/01/33	30,779	35,285
6.000%, 07/01/33	32,127	36,871
6.000%, 08/01/33	79,074	89,679
6.000%, 01/01/34	105,675	120,819
6.000%, 09/01/34	80,517	91,714
6.000%, 11/01/34	14,216	16,172
6.000%, 04/01/35	1,343,314	1,536,848
6.000%, 05/01/35	47,922	54,387
6.000%, 06/01/35	7,803	8,917
6.000%, 07/01/35	92,968	105,967
6.000%, 09/01/35	15,135	17,220
6.000%, 11/01/35	694,357	790,203
6.000%, 12/01/35	256,806	292,343
6.000%, 01/01/36	186,674	212,296
6.000%, 02/01/36	386,743	438,559
6.000%, 03/01/36	147,412	167,671
6.000%, 04/01/36	48,026	54,630
6.000%, 05/01/36	1,124,297	1,282,208
6.000%, 06/01/36	140,448	159,752
6.000%, 07/01/36	1,411,360	1,605,729
6.000%, 08/01/36	4,000,183	4,546,912
6.000%, 09/01/36	1,275,621	1,452,553
6.000%, 10/01/36	645,763	732,949
6.000%, 11/01/36	364,429	414,218
6.000%, 12/01/36	3,528,619	4,014,491
6.000%, 01/01/37	3,237,526	3,683,915
6.000%, 02/01/37	2,079,726	2,365,009
6.000%, 03/01/37	471,609	535,735
6.000%, 04/01/37	1,181,320	1,345,157
6.000%, 05/01/37	3,225,361	3,668,887
6.000%, 06/01/37	373,023	424,447
6.000%, 07/01/37	402,915	458,087
6.000%, 08/01/37	680,812	773,977
6.000%, 09/01/37	1,139,734	1,295,697
6.000%, 10/01/37	247,724	281,635
6.000%, 11/01/37	131,610	150,640
6.000%, 12/01/37	379,705	431,786
6.000%, 01/01/38	397,786	451,846
6.000%, 02/01/38	981,841	1,123,717
6.000%, 03/01/38	20,171	23,139
6.000%, 04/01/38	43,222	49,138
6.000%, 05/01/38	246,946	280,596
6.000%, 06/01/38	17,051	19,381
6.000%, 07/01/38	1,620,670	1,842,150
6.000%, 08/01/38	24,056	27,278

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 09/01/38	1,550,921	1,763,718
6.000%, 10/01/38	3,604,372	4,100,430
6.000%, 11/01/38	3,310,152	3,761,343
6.000%, 12/01/38	561,950	639,086
6.000%, 01/01/39	1,120,279	1,273,114
6.000%, 04/01/39	1,847,515	2,100,384
6.000%, 06/01/39	158,305	180,842
6.000%, 07/01/39	215,172	244,916
6.000%, 08/01/39	1,148,144	1,313,092
6.000%, 09/01/39	486,773	553,370
6.000%, 02/01/40	3,470	3,942
6.000%, 04/01/40	302,417	343,788
6.000%, 05/01/40	9,345	10,603
6.000%, 06/01/40	431,628	490,558
6.000%, 09/01/40	15,630	17,723
6.000%, 10/01/40	12,956,213	14,725,912
6.000%, 04/01/41	1,177,091	1,337,491
6.000%, 05/01/41	63,798,842	72,517,186
6.000%, TBA (a)	29,000,000	32,932,263
7.500%, 09/01/30	234	239
8.000%, 10/01/25	1,650	1,916
Fannie Mae ARM Pool 1.346%, 08/01/41 (b)	438,470	457,763
1.346%, 07/01/42 (b)	378,990	388,466
1.346%, 08/01/42 (b)	378,622	387,363
1.346%, 10/01/44 (b)	585,059	600,312
1.396%, 09/01/41 (b)	1,252,682	1,283,566
1.749%, 09/01/35 (b)	2,113,583	2,205,349
1.789%, 06/01/33 (b)	51,641	54,044
1.878%, 12/01/34 (b)	2,195,645	2,321,013
1.892%, 01/01/35 (b)	329,395	344,298
1.955%, 11/01/35 (b)	303,667	316,204
1.975%, 03/01/35 (b)	71,925	76,148
1.983%, 12/01/34 (b)	874,415	923,103
1.998%, 08/01/36 (b)	820,330	864,535
2.001%, 11/01/34 (b)	6,182	6,551
2.117%, 10/01/34 (b)	30,643	33,000
2.126%, 01/01/35 (b)	90,840	96,561
2.131%, 02/01/31 (b)	232,993	239,792
2.138%, 12/01/34 (b)	78,059	82,845
2.150%, 01/01/35 (b)	87,438	93,680
2.177%, 01/01/35 (b)	31,775	33,974
2.182%, 01/01/35 (b)	110,216	118,086
2.217%, 02/01/35 (b)	55,740	59,715
2.220%, 10/01/28 (b)	175,925	182,372
2.220%, 11/01/35 (b)	541,886	576,310
2.224%, 03/01/33 (b)	5,146	5,502
2.224%, 10/01/35 (b)	651,256	700,916
2.250%, 08/01/35 (b)	857,043	911,066
2.261%, 07/01/32 (b)	36,790	38,192
2.269%, 05/01/35 (b)	82,852	88,242
2.295%, 11/01/34 (b)	155,687	165,509
2.314%, 11/01/35 (b)	799,210	854,173
2.321%, 02/01/35 (b)	203,114	216,534
2.349%, 08/01/35 (b)	1,579,090	1,687,973

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2.357%, 09/01/31 (b)	53,587	$57,247
2.385%, 11/01/32 (b)	80,781	84,102
2.386%, 05/01/34 (b)	1,097,370	1,168,621
2.397%, 07/01/33 (b)	38,992	41,726
2.427%, 09/01/32 (b)	190,583	203,830
2.435%, 09/01/34 (b)	1,151,997	1,234,167
2.437%, 04/01/35 (b)	169,160	181,369
2.473%, 04/01/34 (b)	13,103	13,983
2.498%, 11/01/34 (b)	3,405,148	3,649,849
2.563%, 05/01/35 (b)	606,311	649,485
4.350%, 12/01/36 (b)	360,993	384,734
4.538%, 09/01/34 (b)	76,551	81,911
5.342%, 01/01/36 (b)	216,183	227,789
Fannie Mae Pool 2.310%, 08/01/22	8,200,000	8,167,205
2.475%, 04/01/19	14,884,285	15,278,551
2.870%, 09/01/27	7,300,000	7,151,648
3.240%, 07/01/22	22,521,963	23,571,266
3.330%, 11/01/21	1,499,975	1,566,758
5.500%, 04/01/36	5,579	6,262
Fannie Mae REMICS (CMO) 0.585%, 09/18/31 (b)	404,391	408,367
1.087%, 04/25/32 (b)	136,581	140,153
2.202%, 05/25/35 (b)	1,788,015	1,853,144
Freddie Mac 15 Yr. Gold Pool 5.500%, 04/01/16	379	381
5.500%, 09/01/19	274,694	292,090
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/30	180,911	191,629
4.000%, 09/01/30	785,484	837,041
4.000%, 10/01/30	44,201	47,107
5.500%, 04/01/21	24,211	27,088
5.500%, 12/01/22	1,088	1,218
5.500%, 03/01/23	229,824	257,133
5.500%, 06/01/26	3,910	4,376
5.500%, 08/01/26	1,795	2,009
5.500%, 06/01/27	50,815	56,868
5.500%, 12/01/27	109,639	122,703
5.500%, 01/01/28	63,076	70,569
5.500%, 02/01/28	16,181	18,109
5.500%, 05/01/28	135,642	151,757
5.500%, 06/01/28	211,582	236,785
6.000%, 03/01/21	46,575	52,657
6.000%, 01/01/22	218,051	246,506
6.000%, 10/01/22	774,979	876,814
6.000%, 12/01/22	44,927	50,834
6.000%, 04/01/23	40,480	45,782
Freddie Mac 30 Yr. Gold Pool 4.000%, 12/01/40	391,526	415,359
4.000%, TBA (a)	34,000,000	35,944,333
4.500%, 04/01/34	37,049	40,190
4.500%, 06/01/35	138,906	150,758
4.500%, 10/01/41	262,130	284,271
4.500%, TBA (a)	30,000,000	32,394,949
5.500%, 03/01/32	35,985	40,403

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 01/01/33	2,806	3,161
5.500%, 05/01/33	4,288	4,818
5.500%, 08/01/33	3,004	3,382
5.500%, 10/01/33	5,096	5,709
5.500%, 12/01/33	2,638	2,963
5.500%, 01/01/34	3,978	4,477
5.500%, 05/01/34	69,340	78,076
5.500%, 09/01/34	40,066	45,082
5.500%, 01/01/35	63,654	71,679
5.500%, 07/01/35	3,120	3,518
5.500%, 10/01/35	117,807	132,034
5.500%, 11/01/35	162,996	182,481
5.500%, 12/01/35	69,667	78,297
5.500%, 01/01/36	85,490	95,657
5.500%, 02/01/36	80,156	89,738
5.500%, 04/01/36	38,960	43,589
5.500%, 06/01/36	3,127,500	3,516,851
5.500%, 07/01/36	77,672	86,939
5.500%, 08/01/36	128,763	144,141
5.500%, 10/01/36	35,210	39,425
5.500%, 12/01/36	621,830	696,001
5.500%, 02/01/37	48,399	54,149
5.500%, 03/01/37	26,792	30,273
5.500%, 04/01/37	50,238	56,207
5.500%, 06/01/37	92,283	104,134
5.500%, 07/01/37	526,141	589,760
5.500%, 08/01/37	165,466	186,975
5.500%, 09/01/37	96,625	108,148
5.500%, 10/01/37	21,278	23,819
5.500%, 11/01/37	575,978	644,761
5.500%, 12/01/37	25,838	28,911
5.500%, 01/01/38	178,192	199,367
5.500%, 02/01/38	462,632	517,660
5.500%, 03/01/38	189,432	212,010
5.500%, 04/01/38	410,283	459,407
5.500%, 05/01/38	861,879	964,832
5.500%, 06/01/38	631,154	706,588
5.500%, 07/01/38	932,423	1,043,611
5.500%, 08/01/38	2,485,292	2,780,740
5.500%, 09/01/38	637,996	713,796
5.500%, 10/01/38	18,182,999	20,346,580
5.500%, 11/01/38	6,823,868	7,634,613
5.500%, 12/01/38	12,574	14,068
5.500%, 01/01/39	1,426,562	1,596,307
5.500%, 02/01/39	287,489	321,860
5.500%, 03/01/39	181,424	203,049
5.500%, 06/01/39	6,373,952	7,131,235
5.500%, 09/01/39	118,041	132,269
5.500%, 02/01/40	189,910	212,472
5.500%, 03/01/40	22,605	25,297
5.500%, 05/01/40	5,799	6,488
5.500%, 08/01/40	186,399	208,556
5.500%, 02/01/41	85,484	95,802
Freddie Mac ARM Non-Gold Pool 1.855%, 09/01/35 (b)	411,365	435,267

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 2.195%, 01/01/35 (b)	80,287	$85,779
2.232%, 10/01/34 (b)	74,799	79,902
2.232%, 02/01/35 (b)	71,974	76,495
2.233%, 02/01/35 (b)	88,681	94,182
2.242%, 02/01/35 (b)	71,432	76,500
2.291%, 02/01/35 (b)	79,314	84,763
2.346%, 09/01/35 (b)	623,108	666,809
2.375%, 11/01/31 (b)	30,716	32,805
2.375%, 11/01/34 (b)	134,133	143,341
2.375%, 01/01/35 (b)	325,934	349,892
2.400%, 11/01/34 (b)	41,673	44,818
2.418%, 11/01/34 (b)	67,934	72,961
2.441%, 06/01/35 (b)	1,613,251	1,721,040
2.441%, 08/01/35 (b)	805,683	859,643
2.461%, 08/01/32 (b)	173,691	180,421
2.465%, 02/01/35 (b)	137,837	147,760
2.476%, 03/01/35 (b)	109,951	114,415
2.487%, 11/01/34 (b)	49,488	53,276
2.489%, 02/01/35 (b)	87,635	93,875
2.583%, 01/01/29 (b)	477,683	506,117
Freddie Mac REMICS (CMO) 0.436%, 07/15/34 (b)	104,886	105,403
1.875%, 11/15/23 (b)	464,802	484,397
3.500%, 07/15/32	27,428	28,049
3.500%, 01/15/42	22,536,620	22,900,068
6.500%, 01/15/24	29,810	34,168
Freddie Mac Structured Pass-Through Securities (CMO) 1.346%, 10/25/44 (b)	1,339,330	1,360,597
1.346%, 02/25/45 (b)	120,278	122,435
1.546%, 07/25/44 (b)	6,852,540	6,919,482
Ginnie Mae I 30 Yr. Pool 3.000%, TBA (a)	7,000,000	7,065,625
3.500%, TBA (a)	5,000,000	5,187,109
5.000%, 10/15/33	7,525	8,328
5.000%, 12/15/33	53,684	59,886
5.000%, 05/15/34	8,082	9,054
5.000%, 07/15/34	8,150	9,078
5.000%, 11/15/35	5,578	6,174
5.000%, 03/15/36	4,526	5,038
5.000%, 03/15/38	379,754	421,803
5.000%, 06/15/38	849,160	943,266
5.000%, 10/15/38	1,308,941	1,451,324
5.000%, 11/15/38	376,696	417,879
5.000%, 01/15/39	333,706	370,441
5.000%, 02/15/39	197,981	219,557
5.000%, 03/15/39	2,992,020	3,321,270
5.000%, 04/15/39	7,699,049	8,559,369
5.000%, 05/15/39	5,718,676	6,417,083
5.000%, 06/15/39	2,791,731	3,094,389
5.000%, 07/15/39	3,932,786	4,360,399
5.000%, 08/15/39	587,863	651,596
5.000%, 09/15/39	700,663	776,987
5.000%, 10/15/39	1,448,491	1,606,875
5.000%, 05/15/40	68,518	75,947

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.000%, 07/15/40	1,153,715	1,276,125
5.000%, 09/15/40	753,558	836,568
5.000%, 12/15/40	55,023	61,039
5.000%, 07/15/41	46,379	51,706
5.000%, TBA (a)	5,000,000	5,532,692
7.000%, 10/15/23	6,063	6,554
7.500%, 01/15/26	6,605	7,071
Ginnie Mae II 30 Yr. Pool 3.500%, TBA (a)	27,000,000	28,008,519
Ginnie Mae II ARM Pool
1.625%, 01/20/26 (b)	13,702	13,737
1.625%, 05/20/26 (b)	21,465	22,108
1.625%, 06/20/27 (b)	6,680	6,960
1.625%, 08/20/27 (b)	82,456	84,775
1.625%, 09/20/27 (b)	73,777	74,095
1.625%, 11/20/27 (b)	20,467	21,157
1.625%, 05/20/28 (b)	7,294	7,593
1.625%, 10/20/28 (b)	12,975	13,370
1.625%, 04/20/29 (b)	6,391	6,556
1.625%, 05/20/29 (b)	10,483	10,883
1.625%, 07/20/29 (b)	11,181	11,643
1.625%, 08/20/29 (b)	10,716	11,160
1.625%, 09/20/29 (b)	12,333	12,679
1.625%, 10/20/29 (b)	8,797	9,147
1.625%, 01/20/30 (b)	39,421	40,989
1.625%, 06/20/30 (b)	12,950	13,506
1.625%, 11/20/30 (b)	61,394	63,815
1.625%, 04/20/31 (b)	14,887	15,345
1.625%, 08/20/31 (b)	3,985	4,144
1.625%, 04/20/32 (b)	9,342	9,706
1.625%, 05/20/32 (b)	20,441	21,319
1.625%, 07/20/32 (b)	9,624	10,011
1.625%, 09/20/33 (b)	68,733	71,460
1.652%, 01/20/30 (b)	3,277	3,409
1.750%, 01/20/23 (b)	20,179	20,855
1.750%, 02/20/26 (b)	11,990	12,468
1.750%, 01/20/27 (b)	5,812	6,038
1.750%, 02/20/27 (b)	6,056	6,161
1.750%, 02/20/28 (b)	15,024	15,635
1.750%, 03/20/28 (b)	16,546	17,216
1.750%, 03/20/32 (b)	733	762
1.750%, 03/20/33 (b)	6,871	7,122
2.000%, 02/20/22 (b)	13,712	14,240
2.000%, 04/20/22 (b)	1,112	1,144
2.000%, 04/20/30 (b)	23,888	24,911
2.000%, 05/20/30 (b)	35,311	36,822
2.125%, 04/20/29 (b)	15,118	15,209
2.125%, 10/20/31 (b)	6,139	6,229
2.500%, 11/20/26 (b)	15,020	15,218
2.500%, 10/20/30 (b)	3,117	3,196
Government National Mortgage Association (CMO) 0.485%, 01/16/31 (b)	32,298	32,457
0.685%, 02/16/30 (b)	11,594	11,667

		2,012,337,615

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—0.1%
Federal Home Loan Mortgage Corp.
2.375%, 01/13/22	7,100,000	$7,188,537

U.S. Treasury—34.5%
U.S. Treasury Bonds
2.500%, 02/15/45 (c)	27,600,000	24,290,208
2.750%, 08/15/42	62,000,000	57,684,242
2.750%, 11/15/42	59,900,000	55,725,689
2.875%, 05/15/43	41,700,000	39,738,807
3.000%, 05/15/42 (c)	49,500,000	48,498,417
3.000%, 11/15/44 (c)	104,900,000	102,613,495
3.125%, 02/15/42 (d)	29,600,000	29,757,235
3.125%, 02/15/43	10,600,000	10,614,904
3.125%, 08/15/44 (c)	223,900,000	224,267,420
3.375%, 05/15/44	67,700,000	71,111,471
3.750%, 11/15/43	1,900,000	2,137,204
4.250%, 05/15/39	40,500,000	48,872,119
4.375%, 11/15/39	74,900,000	92,127,000
4.375%, 05/15/40	8,800,000	10,835,686
4.500%, 08/15/39	25,900,000	32,417,502
4.625%, 02/15/40	12,800,000	16,322,995
6.125%, 11/15/27	17,500,000	24,271,677
6.125%, 08/15/29	49,800,000	70,467,000
U.S. Treasury Inflation Indexed Bonds
0.125%, 04/15/20 (d) (e) (f)	16,164,160	16,294,233
0.750%, 02/15/42 (f)	5,130,349	4,714,709
0.750%, 02/15/45 (f)	24,413,724	22,300,423
1.750%, 01/15/28 (f)	148,840,422	168,608,216
2.000%, 01/15/26 (c) (f)	57,096,249	65,544,724
2.375%, 01/15/25 (f)	123,627,350	145,435,956
2.375%, 01/15/27 (f)	107,225,910	128,294,086
2.500%, 01/15/29 (c) (f)	90,468,453	111,495,312
3.625%, 04/15/28 (f)	731,370	996,492
3.875%, 04/15/29 (f)	9,354,345	13,249,550
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/22 (c) (f)	13,693,168	13,570,149
0.125%, 07/15/22 (f)	17,180,793	17,050,597
0.125%, 01/15/23 (f)	43,560,800	42,791,691
0.125%, 07/15/24 (f)	211,429,714	206,193,446
0.250%, 01/15/25 (f)	19,477,770	19,104,946
0.625%, 07/15/21 (c) (d) (f)	12,911,187	13,326,772
1.125%, 01/15/21 (d) (f)	11,355,855	12,011,474
1.250%, 07/15/20 (c) (d) (f)	15,729,890	16,830,982
U.S. Treasury Notes
0.625%, 09/30/17 (e) (g)	10,400,000	10,369,122
1.375%, 03/31/20 (c) (d) (e) (g)	22,000,000	21,783,432
2.000%, 02/15/25 (c)	97,700,000	94,921,607
2.125%, 05/15/25 (c)	123,600,000	121,359,750
2.250%, 11/15/24 (c) (d) (e) (g)	133,300,000	132,487,670

		2,360,488,410

Total U.S. Treasury & Government Agencies (Cost $4,418,481,694)		4,380,014,562

Corporate Bonds & Notes—26.3%
Security Description	Principal Amount*	Value

Airlines—0.1%
Latam Airlines Pass-Through Trust
4.200%, 11/15/27 (144A)	3,500,000	3,460,625

Auto Manufacturers—0.9%
Ford Motor Credit Co. LLC
0.726%, 11/08/16 (b)	27,900,000	27,834,909
0.799%, 09/08/17 (b)	3,700,000	3,678,481
1.500%, 01/17/17	2,550,000	2,547,065
2.500%, 01/15/16	3,259,000	3,285,333
3.984%, 06/15/16	9,497,000	9,718,973
4.207%, 04/15/16	5,429,000	5,552,434
8.000%, 12/15/16	500,000	544,704
General Motors Financial Co., Inc.
3.150%, 01/15/20	12,300,000	12,357,638

		65,519,537

Auto Parts & Equipment—0.2%
Schaeffler Holding Finance B.V.
5.750%, 11/15/21 (EUR) (h)	6,500,000	7,633,849
6.250%, 11/15/19 (144A) (h)	5,300,000	5,584,875

		13,218,724

Banks—14.2%
American Express Bank FSB
6.000%, 09/13/17	31,500,000	34,436,713
American Express Centurion Bank
6.000%, 09/13/17	3,300,000	3,607,656
Banco Popular Espanol S.A.
11.500%, 10/10/18 (EUR) (b)	5,800,000	7,190,334
Banco Santander Brazil S.A.
4.250%, 01/14/16 (144A)	16,200,000	16,400,394
Banco Santander Chile
1.176%, 04/11/17 (144A) (b)	29,900,000	29,821,034
1.875%, 01/19/16 (144A) (b)	6,900,000	6,900,000
Banco Santander S.A.
6.250%, 09/11/21 (EUR) (b)	5,900,000	6,396,728
Bank of America Corp.
2.650%, 04/01/19	8,000,000	8,094,776
4.100%, 07/24/23	2,600,000	2,675,174
4.125%, 01/22/24	12,030,000	12,329,174
5.625%, 10/14/16	30,407,000	32,050,498
6.400%, 08/28/17	3,100,000	3,398,958
6.875%, 04/25/18	21,300,000	24,062,205
Bank of America N.A.
0.696%, 05/08/17 (b)	8,000,000	7,987,784
0.745%, 11/14/16 (b)	41,700,000	41,720,558
Bank of China (Hong Kong), Ltd.
5.550%, 02/11/20 (144A)	2,500,000	2,735,072
Bank of India
4.750%, 09/30/15	3,100,000	3,125,420
Bank of Montreal
1.950%, 01/30/17 (144A)	3,600,000	3,657,082
Bank of Nova Scotia (The)
1.250%, 04/11/17	71,200,000	71,349,022
1.650%, 10/29/15 (144A)	4,700,000	4,718,067

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of Nova Scotia (The)
1.950%, 01/30/17 (144A)	800,000	$812,259
Bankia S.A.
4.000%, 05/22/24 (EUR) (b)	2,100,000	2,273,360
Barclays Bank plc
6.500%, 09/15/19 (EUR) (b)	5,200,000	5,776,348
7.750%, 04/10/23 (b)	3,700,000	4,009,875
10.179%, 06/12/21 (144A)	17,900,000	23,715,692
14.000%, 06/15/19 (GBP) (b)	600,000	1,228,922
BB&T Corp.
1.146%, 06/15/18 (b)	27,200,000	27,373,237
BBVA Bancomer S.A.
4.500%, 03/10/16 (144A)	3,900,000	3,981,900
6.500%, 03/10/21 (144A)	7,800,000	8,443,500
BNP Paribas S.A.
0.586%, 11/07/15 (b)	39,500,000	39,522,633
BPCE S.A.
0.846%, 11/18/16 (b)	54,700,000	54,777,838
CIT Group, Inc.
5.250%, 03/15/18	2,400,000	2,481,000
Citigroup, Inc.
0.798%, 05/01/17 (b)	65,300,000	65,084,641
1.074%, 04/01/16 (b)	2,700,000	2,705,387
1.237%, 07/25/16 (b)	3,200,000	3,209,062
Credit Agricole S.A.
6.500%, 06/23/21 (EUR) (b)	4,700,000	5,265,992
6.625%, 09/23/19 (144A) (b)	6,500,000	6,344,000
7.875%, 01/23/24 (b)	1,400,000	1,431,021
8.125%, 09/19/33 (b)	3,000,000	3,300,000
8.375%, 10/13/19 (144A) (b)	6,900,000	8,004,000
Export-Import Bank of Korea
4.000%, 01/29/21	2,500,000	2,661,945
5.125%, 06/29/20	2,500,000	2,802,095
HSBC Holdings plc
6.375%, 03/30/25 (b)	3,000,000	3,015,000
JPMorgan Chase & Co.
0.794%, 02/15/17 (b)	55,300,000	55,376,922
2.250%, 01/23/20	12,300,000	12,087,013
3.150%, 07/05/16	4,900,000	4,999,225
3.450%, 03/01/16	5,849,000	5,948,082
5.300%, 05/01/20 (b)	20,100,000	19,951,260
JPMorgan Chase Bank N.A.
0.616%, 06/13/16 (b)	5,300,000	5,287,518
6.000%, 10/01/17	23,600,000	25,732,331
LBG Capital No. 2 plc
15.000%, 12/21/19 (EUR)	1,400,000	2,356,586
Lloyds Bank plc
12.000%, 12/16/24 (144A) (b) (i)	5,700,000	8,151,000
Lloyds Banking Group plc
7.625%, 06/27/23 (GBP) (b)	11,400,000	18,486,301
7.875%, 06/27/29 (GBP) (b)	200,000	330,272
Mizuho Bank, Ltd.
0.731%, 09/25/17 (144A) (b)	1,300,000	1,297,550
Morgan Stanley
1.557%, 04/25/18 (b)	36,700,000	37,227,893

Banks—(Continued)
National Australia Bank, Ltd.
0.562%, 06/30/17 (144A) (b)	48,300,000	48,328,690
National Bank of Canada
2.200%, 10/19/16 (144A)	1,400,000	1,428,612
NBG Finance plc
4.375%, 04/30/19 (EUR)	900,000	381,279
Novo Banco S.A.
2.625%, 05/08/17 (EUR)	1,700,000	1,843,125
4.750%, 01/15/18 (EUR)	3,100,000	3,505,441
5.000%, 04/04/19 (EUR)	500,000	565,776
5.000%, 04/23/19 (EUR)	1,466,000	1,658,980
5.000%, 05/14/19 (EUR)	100,000	112,462
5.000%, 05/23/19 (EUR)	237,000	267,840
5.875%, 11/09/15 (EUR)	12,400,000	13,824,135
Royal Bank of Scotland Group plc
6.990%, 10/05/17 (144A) (b)	2,000,000	2,350,000
Societe Generale S.A.
4.250%, 04/14/25 (144A) (i)	10,900,000	10,248,834
State Bank of India
4.500%, 07/27/15 (144A)	12,200,000	12,228,304
Turkiye Garanti Bankasi A/S
2.775%, 04/20/16 (144A) (b)	3,000,000	2,996,850
U.S. Bank N.A.
0.396%, 04/22/16 (b)	7,400,000	7,404,788
UBS AG
0.843%, 06/01/17 (b)	11,000,000	10,970,817
1.133%, 06/01/20 (b)	4,000,000	3,988,544
Wachovia Corp.
0.556%, 06/15/17 (b)	27,870,000	27,772,789
Wells Fargo & Co.
7.980%, 03/15/18 (b)	20,300,000	22,000,125

		969,985,700

Biotechnology—0.1%
Amgen, Inc.
2.300%, 06/15/16	5,108,000	5,164,597

Chemicals—0.1%
Braskem Finance, Ltd.
5.750%, 04/15/21 (144A)	3,300,000	3,135,000
Rohm & Haas Co.
6.000%, 09/15/17	2,438,000	2,663,371

		5,798,371

Computers—0.1%
Apple, Inc.
2.850%, 05/06/21	3,700,000	3,754,383

Diversified Financial Services—1.5%
Ally Financial, Inc.
2.750%, 01/30/17	14,700,000	14,633,850
3.125%, 01/15/16	5,000,000	5,018,750
5.500%, 02/15/17	15,000,000	15,637,500
Bear Stearns Cos. LLC (The)
5.300%, 10/30/15	9,000,000	9,128,709

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Bear Stearns Cos. LLC (The)
6.400%, 10/02/17	1,400,000	$1,540,820
7.250%, 02/01/18	4,200,000	4,757,869
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500%, 07/16/20 (144A)	1,000,000	1,060,000
General Electric Capital Corp.
6.375%, 11/15/67 (b)	5,100,000	5,482,500
International Lease Finance Corp.
6.750%, 09/01/16 (144A)	5,300,000	5,574,938
8.625%, 09/15/15	10,900,000	11,036,250
Navient Corp.
6.000%, 01/25/17	1,300,000	1,352,000
8.450%, 06/15/18	8,300,000	9,223,790
OneMain Financial Holdings, Inc.
6.750%, 12/15/19 (144A)	3,100,000	3,231,750
7.250%, 12/15/21 (144A)	3,100,000	3,212,375
Rio Oil Finance Trust
6.250%, 07/06/24 (144A)	950,000	933,375
Springleaf Finance Corp.
6.900%, 12/15/17	3,200,000	3,392,000
SteelRiver Transmission Co. LLC
4.710%, 06/30/17 (144A) (i)	5,729,663	5,963,302

		101,179,778

Electric—1.9%
Centrais Eletricas Brasileiras S.A.
6.875%, 07/30/19 (144A)	54,400,000	55,324,800
Dynegy, Inc.
6.750%, 11/01/19 (144A)	22,450,000	23,359,225
7.375%, 11/01/22 (144A)	7,000,000	7,332,500
7.625%, 11/01/24 (144A)	3,600,000	3,807,000
Entergy Corp.
3.625%, 09/15/15	14,300,000	14,355,770
IPALCO Enterprises, Inc.
3.450%, 07/15/20 (144A) (i)	6,500,000	6,467,500
Korea Hydro & Nuclear Power Co., Ltd.
3.125%, 09/16/15 (144A)	11,200,000	11,252,864
Majapahit Holding B.V.
7.250%, 06/28/17	2,040,000	2,218,500
7.750%, 01/20/20	5,000,000	5,781,250

		129,899,409

Food—0.0%
HJ Heinz Co.
5.000%, 07/15/35 (144A) (i)	2,100,000	2,125,242

Forest Products & Paper—0.1%
International Paper Co.
5.250%, 04/01/16	6,500,000	6,691,087

Healthcare-Services—0.1%
HCA, Inc.
3.750%, 03/15/19	4,500,000	4,533,750

Holding Companies - Diversified—0.1%
Blackstone CQP Holdco L.P.
9.296%, 03/18/19 (144A) (i) (j)	3,836,877	3,940,020
Noble Group, Ltd.
4.875%, 08/05/15 (144A)	700,000	696,500

		4,636,520

Insurance—0.1%
American International Group, Inc.
5.050%, 10/01/15	3,700,000	3,737,377

Lodging—0.2%
MGM Resorts International
6.875%, 04/01/16	14,200,000	14,661,500

Machinery - Diversified—1.0%
John Deere Capital Corp.
0.376%, 04/12/16 (b)	67,500,000	67,524,502

Media—0.0%
DISH DBS Corp.
4.250%, 04/01/18	500,000	508,750
4.625%, 07/15/17	1,000,000	1,030,000

		1,538,750

Oil & Gas—2.3%
California Resources Corp.
5.000%, 01/15/20 (144A)	2,300,000	2,024,000
5.000%, 01/15/20	7,550,000	6,644,000
CNPC General Capital, Ltd.
1.175%, 05/14/17 (144A) (b)	26,700,000	26,658,775
Ecopetrol S.A.
5.375%, 06/26/26	4,100,000	4,059,000
Petrobras Global Finance B.V.
1.896%, 05/20/16 (b)	5,500,000	5,418,545
2.000%, 05/20/16	4,500,000	4,446,765
2.415%, 01/15/19 (b)	700,000	647,150
2.643%, 03/17/17 (b)	5,300,000	5,205,660
3.163%, 03/17/20 (b)	4,500,000	4,268,250
3.250%, 03/17/17	17,100,000	16,862,481
3.500%, 02/06/17	3,900,000	3,857,997
3.875%, 01/27/16	2,800,000	2,811,956
4.375%, 05/20/23	5,900,000	5,140,139
4.875%, 03/17/20	1,000,000	950,840
5.375%, 01/27/21	8,200,000	7,886,760
5.750%, 01/20/20	9,100,000	9,016,644
6.125%, 10/06/16	3,100,000	3,185,250
6.250%, 03/17/24	1,600,000	1,544,752
Statoil ASA
0.736%, 11/08/18 (b)	49,900,000	49,832,036

		160,461,000

Pharmaceuticals—0.4%
Actavis Funding SCS
3.000%, 03/12/20	3,500,000	3,507,938
3.450%, 03/15/22	4,900,000	4,853,587

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Merck & Co., Inc.
2.350%, 02/10/22	4,300,000	$4,158,930
2.750%, 02/10/25	4,000,000	3,835,740
3.700%, 02/10/45	9,200,000	8,218,985
Valeant Pharmaceuticals International, Inc.
4.500%, 05/15/23 (EUR)	1,900,000	2,051,279

		26,626,459

Pipelines—0.5%
Energy Transfer Partners L.P.
6.125%, 12/15/45	10,600,000	10,616,674
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp.
4.875%, 06/01/25	6,700,000	6,549,250
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.125%, 11/15/19 (144A)	8,250,000	8,167,500
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
5.500%, 10/15/19 (144A)	1,900,000	1,971,250
6.250%, 10/15/22 (144A)	4,800,000	4,968,000

		32,272,674

Real Estate—0.0%
Qatari Diar Finance QSC
3.500%, 07/21/15	1,000,000	1,000,000

Retail—0.0%
CVS Pass-Through Trust
6.943%, 01/10/30	894,331	1,062,614

Savings & Loans—0.2%
Nationwide Building Society
6.250%, 02/25/20 (144A)	10,800,000	12,593,135

Telecommunications—2.0%
AT&T, Inc.
3.400%, 05/15/25	8,500,000	8,106,518
Ooredoo International Finance, Ltd.
3.375%, 10/14/16 (144A)	400,000	409,277
Sprint Communications, Inc.
9.125%, 03/01/17	2,000,000	2,165,000
Telefonica Emisiones S.A.U.
0.931%, 06/23/17 (b)	29,500,000	29,421,766
Verizon Communications, Inc.
0.681%, 06/09/17 (b)	39,900,000	39,804,240
2.036%, 09/14/18 (b)	3,700,000	3,827,817
2.500%, 09/15/16	3,086,000	3,136,073
3.000%, 11/01/21	6,300,000	6,215,240
3.500%, 11/01/24	28,100,000	27,331,718
3.650%, 09/14/18	14,600,000	15,356,090

		135,773,739

Transportation—0.1%
Con-way, Inc.
7.250%, 01/15/18	7,000,000	7,806,967

Transportation—(Continued)
Hellenic Railways Organization S.A.
4.028%, 03/17/17 (EUR) (k)	4,900,000	2,840,637
5.014%, 12/27/17 (EUR) (k)	500,000	289,861

		10,937,465

Trucking & Leasing—0.1%
GATX Corp.
6.000%, 02/15/18	5,000,000	5,464,160
GATX Financial Corp.
5.800%, 03/01/16	5,000,000	5,149,055

		10,613,215

Total Corporate Bonds & Notes (Cost $1,779,860,400)		1,794,770,153

Foreign Government—11.9%

Municipal—0.0%
Autonomous Community of Valencia Spain
3.250%, 07/06/15 (EUR)	300,000	333,539

Provincial—1.5%
Province of Ontario Canada
1.600%, 09/21/16	300,000	303,461
1.650%, 09/27/19	7,000,000	6,972,105
3.000%, 07/16/18	4,300,000	4,510,038
3.150%, 06/02/22 (CAD)	9,300,000	8,034,336
4.000%, 06/02/21 (CAD)	31,100,000	28,153,841
4.200%, 03/08/18 (CAD)	1,100,000	957,361
4.200%, 06/02/20 (CAD)	10,800,000	9,783,382
4.300%, 03/08/17 (CAD)	1,000,000	848,199
4.400%, 06/02/19 (CAD)	6,300,000	5,663,695
4.400%, 04/14/20	2,700,000	3,002,397
5.500%, 06/02/18 (CAD)	2,600,000	2,350,887
Province of Quebec Canada
3.500%, 07/29/20	10,600,000	11,361,568
3.500%, 12/01/22 (CAD)	3,300,000	2,910,209
4.250%, 12/01/21 (CAD)	15,200,000	13,987,286
4.500%, 12/01/17 (CAD)	700,000	609,123
4.500%, 12/01/20 (CAD)	2,900,000	2,678,913

		102,126,801

Sovereign—10.4%
Banco Nacional de Desenvolvimento Economico e Social
3.375%, 09/26/16 (144A)	2,600,000	2,619,500
4.125%, 09/15/17 (144A) (EUR)	2,700,000	3,129,044
Brazil Letras do Tesouro Nacional
Zero Coupon, 10/01/15 (BRL)	534,400,000	166,048,845
Zero Coupon, 01/01/16 (BRL)	573,200,000	172,189,900
Zero Coupon, 04/01/16 (BRL)	508,900,000	147,948,136
Zero Coupon, 01/01/17 (BRL)	5,000,000	1,320,453
Bundesrepublik Deutschland
2.500%, 07/04/44 (EUR)	3,800,000	5,166,070
3.250%, 07/04/42 (EUR)	300,000	459,029

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Bundesrepublik Deutschland
4.250%, 07/04/39 (EUR)	42,000,000	$72,519,582
4.750%, 07/04/40 (EUR)	3,100,000	5,770,539
Korea Housing Finance Corp.
4.125%, 12/15/15 (144A)	2,500,000	2,535,800
Mexican Bonos
7.750%, 05/29/31 (MXN)	14,800,000	1,050,156
8.000%, 06/11/20 (MXN)	630,700,000	44,852,992
10.000%, 12/05/24 (MXN)	118,000,000	9,613,049
Mexican Udibonos
4.000%, 11/15/40 (MXN) (f)	45,380,239	3,103,214
4.000%, 11/08/46 (MXN) (f)	621,603,742	42,817,751
4.500%, 11/22/35 (MXN) (f)	133,238,493	9,799,114
Spain Government Bonds
1.600%, 04/30/25 (144A) (EUR)	400,000	419,585
2.150%, 10/31/25 (144A) (EUR)	8,400,000	9,188,708
3.800%, 04/30/24 (144A) (EUR)	6,800,000	8,551,949

		709,103,416

Total Foreign Government (Cost $903,989,648)		811,563,756

Asset-Backed Securities—7.8%

Asset-Backed - Automobile—1.3%
Ally Auto Receivables Trust
0.480%, 02/15/17	37,320,362	37,303,418
Nissan Auto Lease Trust
0.346%, 09/15/16 (b)	20,782,781	20,772,348
Santander Drive Auto Receivables Trust
0.466%, 08/15/17 (b)	9,097,283	9,089,614
Toyota Auto Receivables Owner Trust
0.400%, 12/15/16	25,018,146	25,013,043

		92,178,423

Asset-Backed - Home Equity—1.3%
ACE Securities Corp. Home Equity Loan Trust
0.337%, 04/25/36 (b)	10,483,493	9,332,238
0.657%, 10/25/35 (b)	7,100,000	6,005,358
Asset-Backed Funding Certificates Trust
0.887%, 06/25/34 (b)	2,713,518	2,532,453
Asset-Backed Securities Corp. Home Equity Loan Trust
0.267%, 05/25/37 (b)	33,071	22,101
0.637%, 11/25/35 (b)	2,000,000	1,785,210
Bear Stearns Asset-Backed Securities I Trust
0.437%, 04/25/37 (b)	15,238,198	11,159,085
0.645%, 02/25/36 (b)	1,000,000	743,513
0.855%, 06/25/35 (b)	7,500,000	6,610,455
1.187%, 10/25/37 (b)	5,115,827	4,799,705
Bear Stearns Asset-Backed Securities Trust
0.987%, 10/27/32 (b)	19,042	18,066
Citigroup Mortgage Loan Trust, Inc.
0.357%, 05/25/37 (b)	13,485,000	12,138,374
HSI Asset Securitization Corp. Trust
0.357%, 12/25/36 (b)	13,067,888	6,213,023

Asset-Backed - Home Equity—(Continued)
Merrill Lynch Mortgage Investors Trust
0.687%, 06/25/36 (b)	2,752,550	2,610,747
Morgan Stanley ABS Capital I, Inc.
0.247%, 05/25/37 (b)	308,496	213,097
Morgan Stanley Home Equity Loan Trust
0.357%, 04/25/37 (b)	6,337,403	3,778,955
Option One Mortgage Corp. Asset-Backed Certificates
0.827%, 08/25/33 (b)	19,304	18,231
Renaissance Home Equity Loan Trust
1.065%, 08/25/33 (b)	134,960	126,851
Residential Asset Securities Corp. Trust
0.467%, 06/25/36 (b)	6,000,000	4,739,094
0.767%, 06/25/33 (b)	1,321,344	1,123,417
0.950%, 03/25/34 (b)	2,384,346	2,209,447
Soundview Home Loan Trust
0.367%, 05/25/36 (b)	10,609,787	10,007,501

		86,186,921

Asset-Backed - Manufactured Housing—0.0%
Conseco Financial Corp.
6.220%, 03/01/30	56,171	59,528
Mid-State Trust
7.791%, 03/15/38	135,094	139,516

		199,044

Asset-Backed - Other—5.2%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.967%, 05/25/34 (b)	5,736,092	5,247,549
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.567%, 02/25/36 (b)	7,865,427	5,288,988
BlackRock Senior Income
0.515%, 04/20/19 (144A) (b)	3,309,955	3,279,536
Bridgeport CLO II, Ltd.
0.516%, 06/18/21 (144A) (b)	4,330,544	4,228,858
Carrington Mortgage Loan Trust
0.507%, 10/25/35 (b)	63,383	63,281
Chapel B.V.
0.651%, 11/17/64 (EUR) (b)	3,234,059	3,468,874
CIFC Funding, Ltd.
1.575%, 01/19/23 (144A) (b)	6,961,061	6,961,827
Citigroup Mortgage Loan Trust, Inc.
0.247%, 07/25/45 (b)	480,093	355,415
0.427%, 10/25/36 (b)	13,991,007	13,501,238
Countrywide Asset-Backed Certificates
0.327%, 02/25/37 (b)	3,118,707	3,020,798
0.337%, 05/25/37 (b)	3,786,513	3,354,692
0.337%, 06/25/47 (b)	1,098,114	948,336
0.367%, 06/25/36 (b)	4,614,611	4,522,656
0.747%, 12/25/35 (b)	3,500,000	3,270,669
5.148%, 10/25/46 (b)	17,652,535	16,333,440
5.542%, 04/25/47 (b)	13,825,317	11,750,109
CWABS Asset-Backed Certificates Trust
0.337%, 03/25/47 (b)	3,756,812	3,353,526
0.537%, 04/25/36 (b)	9,984,112	9,813,753

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CWABS Asset-Backed Certificates Trust 0.887%, 11/25/35 (b)	10,000,000	$8,148,230
1.190%, 01/25/35 (b)	7,006,188	7,002,405
First Franklin Mortgage Loan Trust
0.327%, 12/25/36 (b)	8,797,388	5,487,811
0.547%, 10/25/35 (b)	11,163,939	10,362,335
1.612%, 10/25/34 (b)	5,362,296	4,430,989
GSAMP Trust
0.357%, 12/25/36 (b)	3,763,213	2,121,440
0.577%, 01/25/36 (b)	14,600,000	12,066,447
1.507%, 12/25/34 (b)	8,233,064	5,818,891
Hillmark Funding, Ltd.
0.531%, 05/21/21 (144A) (b)	18,327,386	18,144,973
Home Equity Loan Trust
0.417%, 04/25/37 (b)	15,900,000	10,644,589
Home Equity Mortgage Loan Asset-Backed Trust 0.437%, 03/25/36 (b)	7,450,875	7,248,718
LCM IX L.P.
1.477%, 07/14/22 (144A) (b)	12,459,650	12,458,304
Lehman XS Trust
0.357%, 02/25/37 (b)	14,555,025	8,067,574
0.985%, 10/25/35 (b)	6,467,254	6,007,406
Lockwood Grove CLO, Ltd.
1.622%, 01/25/24 (144A) (b)	14,900,000	14,905,930
Morgan Stanley ABS Capital I, Inc. Trust
1.147%, 06/25/35 (b)	7,600,000	7,450,432
Mountain View Funding CLO, Ltd.
0.535%, 04/15/19 (144A) (b)	2,469,411	2,458,301
MSIM Peconic Bay, Ltd.
0.555%, 07/20/19 (144A) (b)	714,451	714,391
OneMain Financial Issuance Trust
3.190%, 03/18/26 (144A)	6,900,000	6,998,049
Park Place Securities, Inc.
0.677%, 09/25/35 (b)	5,000,000	4,033,970
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.237%, 10/25/34 (b)	5,800,000	4,915,314
1.987%, 12/25/34 (b)	4,636,570	4,029,439
Penta CLO S.A.
0.268%, 06/04/24 (EUR) (b)	1,571,334	1,725,096
Popular ABS Mortgage Pass-Through Trust
0.277%, 06/25/47 (b)	324,965	318,139
RAMP Trust
0.487%, 05/25/36 (b)	33,288,265	25,254,842
Residential Asset Securities Corp. Trust
0.347%, 11/25/36 (b)	12,371,580	10,521,472
Securitized Asset-Backed Receivables LLC Trust
0.437%, 05/25/36 (b)	11,190,815	6,425,945
Small Business Administration Participation Certificates
5.500%, 10/01/18	9,619	10,037
6.220%, 12/01/28	4,497,520	5,101,901
Soundview Home Loan Trust
0.297%, 02/25/37 (b)	2,747,830	1,144,098

Asset-Backed - Other—(Continued)
Specialty Underwriting & Residential Finance Trust 0.457%, 04/25/37 (b)	6,098,229	3,476,314
Structured Asset Investment Loan Trust
0.922%, 08/25/35 (b)	8,760,000	8,409,801
Structured Asset Securities Corp. Mortgage Loan Trust 0.347%, 03/25/36 (b)	5,343,421	5,119,099
1.087%, 08/25/37 (b)	1,098,103	1,034,797
Sunrise S.r.l.
0.488%, 08/27/31 (EUR) (b)	1,575,896	1,754,754
United States Small Business Administration
5.471%, 03/10/18	1,000,069	1,082,249
Wells Fargo Home Equity Asset-Backed Securities Trust
0.667%, 12/25/35 (b)	20,861,000	17,234,086
Wood Street CLO B.V.
0.305%, 11/22/21 (EUR) (b)	1,909,535	2,112,497

		353,004,610

Asset-Backed - Student Loan—0.0%
SLM Private Education Loan Trust
2.836%, 12/16/19 (144A) (b)	723,337	728,981
SLM Student Loan Trust
0.407%, 01/25/19 (b)	1,914,962	1,913,125

		2,642,106

Total Asset-Backed Securities (Cost $518,398,853)		534,211,104

Mortgage-Backed Securities—5.7%

Collateralized Mortgage Obligations—4.0%
Adjustable Rate Mortgage Trust
2.671%, 11/25/35 (b)	663,659	563,978
Aire Valley Mortgages plc
0.286%, 09/20/66 (EUR) (b)	4,386,101	4,750,013
Alternative Loan Trust
5.500%, 02/25/36	6,051,402	5,449,263
Alternative Loan Trust Resecuritization
2.976%, 03/25/47 (b)	6,239,627	5,809,573
American Home Mortgage Assets
1.078%, 11/25/46 (b)	4,227,295	2,236,467
American Home Mortgage Investment Trust
2.423%, 02/25/45 (b)	1,667,422	1,662,490
Arran Residential Mortgages Funding plc
1.391%, 05/16/47 (144A) (EUR) (b)	4,726,801	5,290,324
Banc of America Alternative Loan Trust
16.529%, 09/25/35 (b)	6,424,969	7,922,956
27.652%, 11/25/46 (b)	2,547,948	3,547,534
Banc of America Funding Trust
2.671%, 02/20/36 (b)	5,046,773	5,006,414
2.699%, 05/25/35 (b)	1,813,049	1,844,634
2.933%, 01/20/47 (b)	304,690	257,081

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Banc of America Funding, Ltd.
0.443%, 10/03/39 (144A) (b)	15,571,454	$15,393,429
BCAP LLC Trust
4.000%, 02/26/37 (144A) (b)	2,424,430	2,404,948
5.250%, 02/26/36 (144A)	7,057,835	6,367,579
5.250%, 08/26/37 (144A)	10,274,320	10,659,278
Bear Stearns Adjustable Rate Mortgage Trust
2.160%, 08/25/35 (b)	27,752	27,953
2.260%, 08/25/35 (b)	789,094	792,625
2.595%, 02/25/33 (b)	23,767	22,148
2.708%, 10/25/35 (b)	5,969,212	5,928,818
Bear Stearns ALT-A Trust 1.027%, 11/25/34 (b)	669,784	655,594
2.584%, 05/25/35 (b)	2,018,901	1,953,020
2.595%, 11/25/36 (b)	3,222,644	2,331,573
2.635%, 09/25/35 (b)	1,650,774	1,405,823
2.720%, 11/25/36 (b)	5,386,600	4,132,184
4.989%, 05/25/36 (b)	3,263,193	2,327,407
Bear Stearns Structured Products, Inc. Trust
2.331%, 12/26/46 (b)	1,206,824	924,729
2.577%, 01/26/36 (b)	1,717,548	1,380,747
Chase Mortgage Finance Trust
2.471%, 03/25/37 (b)	2,737,406	2,539,521
4.664%, 12/25/35 (b)	5,382,430	5,138,159
5.465%, 09/25/36 (b)	4,992,308	4,438,167
ChaseFlex Trust
0.487%, 07/25/37 (b)	7,427,164	6,362,822
Chevy Chase Funding LLC Mortgage-Backed Certificate
0.437%, 08/25/35 (144A) (b)	61,841	56,486
CHL Mortgage Pass-Through Trust
5.500%, 12/25/34	10,435,229	10,529,658
Citicorp Mortgage Securities Trust
6.000%, 05/25/37	4,148,801	4,214,746
Citigroup Mortgage Loan Trust, Inc.
2.230%, 09/25/35 (b)	2,893,671	2,899,901
2.285%, 10/25/46 (b)	2,821,365	2,275,296
2.410%, 09/25/35 (b)	951,838	950,918
2.510%, 10/25/35 (b)	5,169,296	5,113,421
Countrywide Alternative Loan Trust
0.397%, 03/20/46 (b)	248,523	195,798
4.813%, 05/25/35 (b) (l)	3,176,891	311,520
Countrywide Home Loan Mortgage Pass-Through Trust
0.477%, 04/25/35 (b)	121,730	107,904
0.507%, 03/25/35 (b)	960,750	917,711
2.399%, 09/20/36 (b)	4,665,474	4,117,724
Countrywide Home Reperforming Loan REMIC Trust
0.527%, 06/25/35 (144A) (b)	2,952,481	2,591,649
Credit Suisse First Boston Mortgage Securities Corp.
0.804%, 03/25/32 (144A) (b)	75,362	69,445
6.000%, 11/25/35	3,117,349	2,615,817
Deutsche Alt-A Securities Mortgage Loan Trust
0.377%, 08/25/47 (b)	8,238,725	6,873,297

Collateralized Mortgage Obligations—(Continued)
Downey Savings & Loan Association Mortgage Loan Trust 2.327%, 07/19/44 (b)	764,392	760,653
First Horizon Alternative Mortgage Securities Trust
4.513%, 01/25/36 (b) (l)	46,058,721	5,657,393
First Horizon Mortgage Pass-Through Trust
2.677%, 08/25/35 (b)	492,263	444,613
Granite Mortgages plc
0.266%, 09/20/44 (EUR) (b)	125,978	140,040
0.382%, 01/20/44 (EUR) (b)	149,052	165,921
0.949%, 01/20/44 (GBP) (b)	239,761	376,047
0.952%, 09/20/44 (GBP) (b)	1,057,119	1,658,008
GreenPoint MTA Trust
0.627%, 06/25/45 (b)	81,896	70,895
GSR Mortgage Loan Trust
2.575%, 04/25/36 (b)	3,832,647	3,458,477
2.682%, 09/25/35 (b)	76,031	76,193
6.000%, 03/25/32	164	169
HarborView Mortgage Loan Trust
0.378%, 01/19/38 (b)	186,156	156,973
0.408%, 05/19/35 (b)	1,337,756	1,107,547
Indymac ARM Trust
1.717%, 01/25/32 (b)	561	522
1.742%, 01/25/32 (b)	32,473	31,225
JPMorgan Mortgage Trust
2.927%, 07/25/35 (b)	3,835,721	3,792,650
5.750%, 01/25/36	542,366	480,681
MASTR Alternative Loan Trust
0.587%, 03/25/36 (b)	773,071	185,611
Merrill Lynch Mortgage Investors Trust
0.437%, 11/25/35 (b)	131,261	122,470
0.567%, 08/25/35 (b)	8,582,806	7,737,408
1.184%, 10/25/35 (b)	219,738	207,905
Morgan Stanley Mortgage Loan Trust
5.500%, 08/25/35	299,631	300,026
Morgan Stanley Re-REMIC Trust
0.514%, 03/26/37 (144A) (b)	5,068,505	3,614,071
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976%, 05/25/35	2,278,671	2,112,406
RBSSP Resecuritization Trust
0.425%, 06/27/36 (144A) (b)	8,300,000	6,583,195
Residential Accredit Loans, Inc. Trust
0.367%, 06/25/46 (b)	1,828,382	801,581
0.587%, 03/25/33 (b)	137,977	136,501
0.627%, 06/25/34 (b)	2,056,146	2,018,829
6.000%, 12/25/35	12,542,808	11,199,536
Residential Asset Securitization Trust
0.587%, 05/25/33 (b)	76,075	75,747
6.000%, 06/25/36	4,833,521	3,510,906
RFMSI Trust
0.537%, 06/25/18 (b)	1,968	1,898
Sequoia Mortgage Trust
0.537%, 07/20/33 (b)	348,042	326,748
0.828%, 04/19/27 (b)	1,378,050	1,289,082

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Structured Adjustable Rate Mortgage Loan Trust
2.476%, 04/25/35 (b)	10,080,702	$9,758,069
2.542%, 01/25/35 (b)	2,617,626	2,519,182
2.629%, 08/25/35 (b)	212,502	200,401
Structured Asset Mortgage Investments II Trust
0.417%, 05/25/45 (b)	1,248,008	1,094,879
0.438%, 07/19/35 (b)	1,253,545	1,179,949
Structured Asset Securities Corp. Trust
2.652%, 10/28/35 (144A) (b)	16,566	16,234
WaMu Mortgage Pass-Through Certificates Trust
1.558%, 06/25/42 (b)	194,312	187,298
1.558%, 08/25/42 (b)	88,675	83,971
Wells Fargo Mortgage-Backed Securities Trust
2.506%, 09/25/33 (b)	842,098	839,728
2.613%, 10/25/36 (b)	3,310,453	3,136,915
2.621%, 03/25/36 (b)	16,469,615	15,949,659
2.641%, 04/25/36 (b)	1,554,879	1,513,849
2.683%, 07/25/36 (b)	9,571,749	9,407,306
5.676%, 04/25/36 (b)	724,710	211,350
5.750%, 03/25/36	5,970,055	6,091,146

		274,160,405

Commercial Mortgage-Backed Securities—1.7%
Banc of America Commercial Mortgage Trust
5.451%, 01/15/49	7,623,175	8,030,351
Bear Stearns Commercial Mortgage Securities Trust
5.331%, 02/11/44	338,529	356,103
5.700%, 06/11/50	5,300,000	5,668,403
Credit Suisse Commercial Mortgage Trust
5.297%, 12/15/39	4,484,213	4,679,380
5.383%, 02/15/40	731,864	765,802
5.467%, 09/15/39	18,136,347	18,734,158
Greenwich Capital Commercial Funding Corp.
5.444%, 03/10/39	6,980,350	7,338,714
JPMorgan Chase Commercial Mortgage Securities Trust
5.420%, 01/15/49	373,179	390,447
LB-UBS Commercial Mortgage Trust
5.866%, 09/15/45 (b)	11,367,359	12,298,699
ML-CFC Commercial Mortgage Trust
5.485%, 03/12/51 (b)	2,200,000	2,324,579
6.076%, 08/12/49 (b)	7,400,000	7,943,330
Morgan Stanley Capital I Trust
1.336%, 08/14/31 (144A) (b)	25,500,000	25,472,103
Morgan Stanley Re-REMIC Trust
5.989%, 08/12/45 (144A) (b)	771,300	816,714
Wachovia Bank Commercial Mortgage Trust
5.903%, 06/15/49 (b)	16,700,000	17,657,879

		112,476,662

Total Mortgage-Backed Securities (Cost $378,670,924)		386,637,067

Municipals—3.9%
Security Description	Principal Amount*	Value
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable
8.084%, 02/15/50	6,900,000	10,299,354
Bay Area Toll Bridge Authority, Build America Bonds
7.043%, 04/01/50	10,400,000	14,265,160
California Infrastructure & Economic Development Bank Revenue, Build America Bonds
6.486%, 05/15/49	2,500,000	3,007,275
California State General Obligation Unlimited, Build America Bonds
7.625%, 03/01/40	16,600,000	24,312,858
7.950%, 03/01/36	5,700,000	6,898,482
California State Public Works Board Lease Revenue Build America Bonds, Taxable, University Projects
7.804%, 03/01/35	3,100,000	4,064,751
California State University Revenue, Build America Bonds
6.484%, 11/01/41	4,400,000	5,534,364
Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds
5.944%, 07/01/40	7,800,000	9,327,708
Chicago Transit Authority Transfer Tax Receipts Revenue
6.300%, 12/01/21	360,000	380,898
6.899%, 12/01/40	14,500,000	16,704,453
Clark County NV, Airport Revenue
6.820%, 07/01/45	4,800,000	6,570,672
Clark County NV, Refunding
4.750%, 06/01/30	5,500,000	5,686,395
East Baton Rouge Sewer Commission, Build America Bonds
6.087%, 02/01/45	17,000,000	18,867,960
Irvine Ranch CA, Water District, Build America Bonds, Taxable
6.622%, 05/01/40	21,700,000	27,927,466
Los Angeles CA, Wastewater System Revenue, Build America Bonds
5.713%, 06/01/39	2,300,000	2,696,152
Los Angeles Department of Water & Power Revenue, Build America Bonds
6.166%, 07/01/40	28,190,000	31,852,445
Los Angeles, California Unified School District, Build America Bonds
4.500%, 01/01/28	1,700,000	1,802,527
Los Angeles, Unified School District, Build America Bonds
6.758%, 07/01/34	1,100,000	1,436,402
Metropolitan Transportation Authority Build America Bonds, Metro Transit Authority
6.089%, 11/15/40	200,000	253,816

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Municipals—(Continued)

Security Description	Shares/ Principal Amount*	Value
Newport Beach CA, Certificates of Participation, Build America Bonds
7.168%, 07/01/40	31,650,000	$40,325,265
Pennsylvania Economic Development Financing Authority, Build America Bonds
6.532%, 06/15/39	1,000,000	1,103,790
Port Authority of New York & New Jersey, One Hundred Sixtieth
5.647%, 11/01/40	3,000,000	3,527,820
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit
7.242%, 01/01/41	1,800,000	2,087,982
Regents of the University of California, Medical Center Pooled Revenue, Build America Bonds
6.548%, 05/15/48	3,400,000	4,227,764
State of California General Obligation Unlimited, Build America Bonds
7.500%, 04/01/34	2,900,000	4,029,724
7.550%, 04/01/39	2,900,000	4,192,153
7.600%, 11/01/40	1,900,000	2,776,242
State of Georgia
6.655%, 04/01/57	1,300,000	1,517,854
State of Texas Transportation Commission Revenue, Build America Bonds
5.178%, 04/01/30	2,300,000	2,653,993
State of Wisconsin, General Fund Annual Appropriation Revenue
5.050%, 05/01/18	2,900,000	3,209,082
Tobacco Settlement Financing Authority
7.467%, 06/01/47	7,235,000	6,076,025

Total Municipals (Cost $225,397,515)		267,616,832

Convertible Bond—0.7%

Banks—0.7%
LBG Capital No. 2 plc
15.000%, 12/21/19 (GBP) (Cost $49,775,786)	20,300,000	45,292,850

Convertible Preferred Stock—0.6%

Banks—0.6%
Wells Fargo & Co., Series L
7.500%, 12/31/49 (Cost $25,992,734)	36,950	43,416,250

Floating Rate Loans (m)—0.6%

Auto Manufacturers—0.3%
Chrysler Group LLC
Term Loan B, 3.500%, 05/24/17	16,112,770	16,114,156

Healthcare-Services—0.3%
HCA, Inc.
Term Loan B5, 2.937%, 03/31/17	22,075,315	22,090,503

Lodging—0.0%
MGM Resorts International
Term Loan A, 2.937%, 12/20/17	1,979,695	1,975,983

Total Floating Rate Loans (Cost $40,202,009)		40,180,642

Preferred Stock—0.4%

Banks—0.4%
GMAC Capital Trust I, 8.125% (b) (Cost $28,270,000)	1,130,800	29,378,184

Purchased Options—0.1%

Interest Rate Swaptions—0.1%
Call - OTC - 1-Year Interest Rate Swap, Exercise Rate 0.800%, Expires 01/19/16 (Counterparty - Morgan Stanley Capital Services, LLC)	249,500,000	257,808
Call - OTC - 10-Year Interest Rate Swap, Exercise Rate 1.750%, Expires 01/29/16 (Counterparty - Morgan Stanley Capital Services, LLC)	42,200,000	104,382
Call - OTC - 10-Year Interest Rate Swap, Exercise Rate 1.750%, Expires 07/30/15 (Counterparty - Citibank N.A.)	20,800,000	734
Call - OTC - 2-Year Interest Rate Swap, Exercise Rate 1.100%, Expires 01/19/16 (Counterparty - Goldman Sachs Bank USA)	84,800,000	185,763
Call - OTC - 2-Year Interest Rate Swap, Exercise Rate 2.100%, Expires 01/30/18 (Counterparty - JPMorgan Chase Bank N.A.)	83,600,000	650,082
Call - OTC - 3-Year Interest Rate Swap, Exercise Rate 1.150%, Expires 07/20/15 (Counterparty - Goldman Sachs Bank USA)	85,100,000	42,933
Call - OTC - 5-Year Interest Rate Swap, Exercise Rate 1.500%, Expires 01/29/16 (Counterparty - Morgan Stanley Capital Services, LLC)	42,200,000	122,063
Put - OTC - 10-Year Interest Rate Swap, Exercise Rate 2.580%, Expires 05/12/16 (Counterparty - Morgan Stanley Capital Services, LLC)	34,200,000	1,192,250
Put - OTC - 10-Year Interest Rate Swap, Exercise Rate 2.580%, Expires 05/23/16 (Counterparty - Morgan Stanley Capital Services, LLC)	79,800,000	2,841,566

Total Purchased Options (Cost $7,030,640)		5,397,581

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Short-Term Investments—1.2%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 06/30/15 at 0.250% to be repurchased at $72,600,504 on 07/01/15, collateralized by $73,974,000 U.S. Treasury Note at 0.500% due 01/31/17 with a value of $73,951,068.	72,600,000	$72,600,000

U.S. Treasury—0.1%
U.S. Treasury Bills
0.007%, 11/05/15 (g) (n)	340,000	339,992
0.010%, 09/17/15 (n)	264,000	263,995
0.010%, 10/15/15 (n) (o)	431,000	430,987
0.013%, 09/10/15 (g) (n) (o)	442,000	441,989
0.019%, 07/23/15 (g) (n)	452,000	451,995
0.020%, 11/12/15 (g) (n) (o)	1,334,000	1,333,903
0.024%, 10/08/15 (g) (n)	382,000	381,975
0.025%, 09/03/15 (e) (g) (n)	1,918,000	1,917,915

		5,562,751

Total Short-Term Investments (Cost $78,162,751)		78,162,751

Total Investments—123.3% (Cost $8,454,232,954) (p)		8,416,641,732
Other assets and liabilities (net)—(23.3)%		(1,589,997,933)

Net Assets—100.0%		$6,826,643,799

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of this security has been purchased in a Treasury Roll Transaction. (See Note 2 of the Notes to Financial Statements.)
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2015, the market value of securities pledged was $99,999,966.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $25,196,538.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2015, the market value of securities pledged was $13,032,187.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2015, the market value of restricted securities was $36,895,898, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, these securities represent 0.1% of net assets.
(k)	Illiquid security. As of June 30, 2015, these securities represent 0.0% of net assets.
(l)	Interest only security.
(m)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(n)	The rate shown represents current yield to maturity.
(o)	All or a portion of the security was pledged as collateral against TBA securities. As of June 30, 2015, the value of securities pledged amounted to $1,196,953.
(p)	As of June 30, 2015, the aggregate cost of investments was $8,454,232,954. The aggregate unrealized appreciation and depreciation of investments were $185,287,141 and $(222,878,363), respectively, resulting in net unrealized depreciation of $(37,591,222).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $582,475,859, which is 8.5% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDS)—	Credit Default Swap
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Blackstone CQP Holdco L.P.	07/02/14	$3,836,877	$3,906,877	$3,940,020
HJ Heinz Co.	06/23/15	2,100,000	2,080,029	2,125,242
IPALCO Enterprises, Inc.	06/25/15	6,500,000	6,495,399	6,467,500
Lloyds Bank plc	12/16/09	5,700,000	5,700,000	8,151,000
Societe Generale S.A.	04/14/15	10,900,000	10,732,770	10,248,834
SteelRiver Transmission Co. LLC	11/22/10	5,729,663	5,729,676	5,963,302

				$36,895,898

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	12,482,000	Goldman Sachs Bank USA	07/02/15	$9,521,930	$108,559
BRL	66,215,904	BNP Paribas S.A.	07/02/15	21,342,069	(44,619)
BRL	69,000,000	Citibank N.A.	07/02/15	22,034,169	158,749
BRL	174,838,370	Deutsche Bank AG	07/02/15	56,575,589	(341,190)
BRL	55,225,944	Goldman Sachs Bank USA	07/02/15	17,799,892	(37,213)
BRL	65,013,177	BNP Paribas S.A.	08/04/15	20,711,430	(41,627)
BRL	27,900,000	JPMorgan Chase Bank N.A.	10/02/15	8,494,702	189,312
BRL	42,600,000	JPMorgan Chase Bank N.A.	10/02/15	12,970,405	289,057
BRL	3,798,695	JPMorgan Chase Bank N.A.	01/03/18	1,103,470	(153,124)
CAD	23,428,000	Citibank N.A.	07/02/15	18,768,411	(11,006)
CAD	101,409,439	Citibank N.A.	07/02/15	82,179,448	(986,943)
CAD	1,659,000	JPMorgan Chase Bank N.A.	07/02/15	1,332,197	(3,934)
DKK	22,080,000	UBS AG, Stamford	08/12/15	3,366,367	(63,057)
EUR	14,882,000	Citibank N.A.	07/02/15	16,767,362	(176,171)
EUR	15,557,000	Citibank N.A.	07/02/15	17,058,832	284,882
EUR	61,742,000	Citibank N.A.	07/02/15	69,318,145	(485,102)
EUR	74,906,000	Citibank N.A.	07/02/15	85,027,523	(1,518,601)
EUR	165,208	Goldman Sachs Bank USA	07/02/15	183,422	760
EUR	6,429,000	JPMorgan Chase Bank N.A.	07/02/15	7,239,357	(71,990)
EUR	22,940,000	JPMorgan Chase Bank N.A.	07/02/15	24,984,814	589,835
EUR	293,428,000	Societe Generale Paris	07/02/15	325,606,605	1,521,475
EUR	1,444,000	UBS AG, Stamford	07/02/15	1,624,731	(14,888)
EUR	1,539,000	UBS AG, Stamford	07/02/15	1,682,601	33,152
EUR	1,775,000	UBS AG, Stamford	07/02/15	1,992,913	(14,055)
EUR	10,845,000	Goldman Sachs Bank USA	08/04/15	12,161,602	(65,893)
EUR	17,056,000	Deutsche Bank AG	06/13/16	23,052,890	(3,900,647)
GBP	48,967,000	JPMorgan Chase Bank N.A.	07/02/15	77,074,058	(134,664)
GBP	1,623,000	Goldman Sachs Bank USA	08/04/15	2,549,377	191
INR	33,782,114	Barclays Bank plc	07/24/15	532,379	(4,150)
INR	128,375,780	Barclays Bank plc	07/24/15	1,999,000	8,330
INR	26,955,050	JPMorgan Chase Bank N.A.	07/24/15	417,940	3,539
INR	1,832,412,480	JPMorgan Chase Bank N.A.	07/24/15	28,489,000	163,263
INR	820,311,026	Citibank N.A.	08/24/15	12,653,263	96,018
INR	1,647,570,906	Goldman Sachs Bank USA	08/24/15	25,378,480	228,081
JPY	1,195,800,000	BNP Paribas S.A.	07/02/15	9,684,340	86,465
JPY	16,127,976,028	BNP Paribas S.A.	07/02/15	130,126,028	1,654,632
JPY	1,170,000,000	Citibank N.A.	07/02/15	9,444,551	115,444
JPY	581,000,000	Goldman Sachs Bank USA	07/02/15	4,737,702	9,612
JPY	2,329,300,000	Goldman Sachs Bank USA	07/02/15	18,927,501	105,060
JPY	8,485,400,000	Goldman Sachs Bank USA	07/02/15	68,642,218	691,442
JPY	1,761,700,000	JPMorgan Chase Bank N.A.	07/02/15	14,250,499	144,239
JPY	13,307,500,000	UBS AG, Stamford	07/02/15	107,961,091	773,640
MXN	23,783,000	BNP Paribas S.A.	07/07/15	1,525,206	(12,588)

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
MXN	493,262,985	BNP Paribas S.A.	07/07/15	$31,809,053	$(437,130)
MXN	5,617,000	Barclays Bank plc	07/07/15	366,375	(9,129)
MXN	3,814,000	Citibank N.A.	07/07/15	248,395	(5,821)
MXN	22,042,000	Citibank N.A.	07/07/15	1,429,962	(28,073)
MXN	26,604,000	Citibank N.A.	07/07/15	1,753,239	(61,203)
MXN	36,182,000	Citibank N.A.	07/07/15	2,402,061	(100,856)
MXN	4,922,000	Credit Suisse International	07/07/15	317,819	(4,776)
MXN	151,803,801	Deutsche Bank AG	07/07/15	10,011,000	(356,156)
MXN	15,446,000	Goldman Sachs Bank USA	07/07/15	1,006,766	(24,388)
MXN	19,770,000	JPMorgan Chase Bank N.A.	07/07/15	1,283,066	(25,679)
MXN	31,315,000	UBS AG, Stamford	07/07/15	2,030,449	(38,789)
MXN	252,396,906	UBS AG, Stamford	07/07/15	16,558,000	(505,354)
MXN	437,717,586	UBS AG, Stamford	07/07/15	28,986,000	(1,146,809)
MXN	623,393,313	UBS AG, Stamford	07/07/15	41,125,000	(1,476,684)
RUB	2,975,254,080	Societe Generale Paris	07/06/15	55,591,444	(1,753,860)

Contracts to Deliver
AUD	11,597,000	Goldman Sachs Bank USA	07/02/15	$8,965,148	$17,481
AUD	186,000	JPMorgan Chase Bank N.A.	07/02/15	143,056	(452)
BRL	65,013,177	BNP Paribas S.A.	07/02/15	20,944,967	34,357
BRL	1,202,727	BNP Paribas S.A.	07/02/15	497,225	110,384
BRL	69,000,000	Citibank N.A.	07/02/15	22,239,412	46,495
BRL	109,825,193	Deutsche Bank AG	07/02/15	40,481,088	5,157,299
BRL	52,441,848	Deutsche Bank AG	07/02/15	16,902,549	35,337
BRL	12,571,330	Deutsche Bank AG	07/02/15	5,194,764	1,151,366
BRL	55,225,944	Goldman Sachs Bank USA	07/02/15	22,792,383	5,029,704
BRL	19,000,000	BNP Paribas S.A.	10/02/15	7,585,860	1,672,015
BRL	11,000,000	BNP Paribas S.A.	10/02/15	4,385,965	962,160
BRL	96,800,000	Barclays Bank plc	10/02/15	34,265,487	4,136,005
BRL	35,100,000	Citibank N.A.	10/02/15	12,402,827	1,477,777
BRL	318,500,000	Credit Suisse International	10/02/15	93,077,490	(6,057,222)
BRL	98,000,000	UBS AG, Stamford	10/02/15	39,341,630	8,838,642
BRL	22,600,000	UBS AG, Stamford	10/02/15	8,192,858	1,158,496
BRL	3,900,000	UBS AG, Stamford	10/02/15	1,396,848	182,954
BRL	355,900,000	JPMorgan Chase Bank N.A.	01/05/16	123,084,904	15,660,180
BRL	217,300,000	JPMorgan Chase Bank N.A.	01/05/16	72,946,390	7,356,638
BRL	439,900,000	Citibank N.A.	04/04/16	129,097,579	60,590
BRL	69,000,000	Citibank N.A.	04/04/16	20,372,011	132,065
BRL	75,000,000	UBS AG, Stamford	07/05/17	26,417,753	6,881,433
BRL	3,798,695	BNP Paribas S.A.	01/03/18	1,111,054	160,709
CAD	126,496,439	Goldman Sachs & Co.	07/02/15	101,829,717	551,544
CAD	101,409,439	Citibank N.A.	08/04/15	82,140,508	982,441
CHF	1,072,000	Goldman Sachs Bank USA	08/12/15	1,148,776	401
EUR	437,975,000	Goldman Sachs Bank USA	07/02/15	478,773,247	(9,502,995)
EUR	28,277,000	JPMorgan Chase Bank N.A.	07/02/15	31,741,835	217,233
EUR	17,760,000	JPMorgan Chase Bank N.A.	07/02/15	19,752,576	(47,152)
EUR	6,521,000	JPMorgan Chase Bank N.A.	07/02/15	7,405,329	135,395
EUR	4,109,000	JPMorgan Chase Bank N.A.	07/02/15	4,646,525	65,608
EUR	21,178,000	Goldman Sachs Bank USA	08/04/15	23,712,638	92,266
EUR	165,208	Goldman Sachs Bank USA	08/04/15	183,506	(756)
EUR	293,428,000	Societe Generale Paris	08/04/15	325,755,198	(1,512,651)
EUR	63,395,000	UBS AG, Stamford	08/04/15	71,087,349	381,264
EUR	7,502,000	UBS AG, Stamford	08/04/15	8,404,828	37,653
EUR	9,000,000	Deutsche Bank AG	08/07/15	12,062,700	2,024,326
EUR	5,200,000	Deutsche Bank AG	08/07/15	6,957,236	1,157,287
EUR	3,150,000	Deutsche Bank AG	02/01/16	4,238,955	714,282

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	37,241,000	Deutsche Bank AG	06/13/16	$50,990,377	$9,172,327
EUR	28,951,000	Barclays Bank plc	06/27/16	39,809,073	7,286,520
GBP	48,967,000	Citibank N.A.	07/02/15	75,260,810	(1,678,584)
GBP	48,967,000	JPMorgan Chase Bank N.A.	08/04/15	77,055,406	133,233
ILS	590,849,787	Citibank N.A.	08/12/15	152,792,808	(3,786,531)
JPY	36,155,876,028	BNP Paribas S.A.	07/02/15	292,613,704	(2,813,644)
JPY	8,802,800,000	UBS AG, Stamford	07/02/15	71,482,630	(444,485)
JPY	16,127,976,028	BNP Paribas S.A.	08/04/15	130,169,298	(1,662,880)
JPY	6,002,400,000	Goldman Sachs Bank USA	08/04/15	48,563,107	(501,293)
JPY	2,226,400,000	Goldman Sachs Bank USA	08/04/15	18,181,325	(17,559)
JPY	1,397,500,000	Goldman Sachs Bank USA	08/04/15	11,319,347	(104,001)
JPY	2,367,736,680	Credit Suisse International	08/07/15	23,300,000	3,945,182
KRW	24,382,692,159	JPMorgan Chase Bank N.A.	09/11/15	21,891,446	67,795
MXN	71,454,000	Barclays Bank plc	07/07/15	4,561,757	17,226
MXN	173,818,000	Citibank N.A.	07/07/15	11,073,326	18,361
MXN	92,268,000	Citibank N.A.	07/07/15	6,052,742	184,423
MXN	82,921,000	Citibank N.A.	07/07/15	5,375,161	101,319
MXN	120,735,241	Deutsche Bank AG	07/07/15	7,922,000	243,141
MXN	45,801,432	Deutsche Bank AG	07/07/15	3,022,000	108,992
MXN	32,333,912	Deutsche Bank AG	07/07/15	2,132,000	75,537
MXN	30,388,956	Deutsche Bank AG	07/07/15	1,992,000	59,238
MXN	30,380,385	Deutsche Bank AG	07/07/15	1,994,000	61,783
MXN	3,078,698	Deutsche Bank AG	07/07/15	203,000	7,192
MXN	204,807,000	Goldman Sachs Bank USA	07/07/15	13,422,486	396,596
MXN	52,441,941	Goldman Sachs Bank USA	07/07/15	3,463,000	127,650
MXN	212,305,000	UBS AG, Stamford	07/07/15	13,900,765	397,996
MXN	111,426,839	UBS AG, Stamford	07/07/15	7,238,000	151,163
MXN	111,368,122	UBS AG, Stamford	07/07/15	7,246,000	162,898
MXN	56,213,729	UBS AG, Stamford	07/07/15	3,704,607	129,369
MXN	2,275,393,187	Citibank N.A.	09/30/15	143,933,546	71,100
MXN	180,337,921	Goldman Sachs Bank USA	09/30/15	11,531,000	129,078
MXN	48,993,762	Goldman Sachs Bank USA	09/30/15	3,181,000	83,354
MXN	39,814,733	UBS AG, Stamford	09/30/15	2,551,000	33,701
RUB	153,784,800	Barclays Bank plc	07/06/15	2,756,000	(26,755)
RUB	40,370,400	Citibank N.A.	07/06/15	712,000	(18,507)
RUB	719,689,950	Credit Suisse International	07/06/15	12,593,000	(429,877)
RUB	300,440,160	Credit Suisse International	07/06/15	5,282,000	(154,501)
RUB	227,977,100	Credit Suisse International	07/06/15	4,030,000	(95,273)
RUB	169,462,900	Credit Suisse International	07/06/15	3,002,000	(64,452)
RUB	26,545,600	Credit Suisse International	07/06/15	470,000	(10,346)
RUB	528,953,810	Societe Generale Paris	07/06/15	9,508,000	(63,483)
RUB	505,851,840	Societe Generale Paris	07/06/15	8,931,000	(222,450)
RUB	302,177,520	Societe Generale Paris	07/06/15	5,373,000	(94,939)
RUB	132,799,240	Credit Suisse International	08/14/15	2,426,000	57,483
RUB	2,975,254,080	Societe Generale Paris	08/14/15	54,833,286	1,768,669
RUB	367,244,680	Societe Generale Paris	08/14/15	6,598,000	48,073
RUB	312,421,710	Societe Generale Paris	08/14/15	5,667,000	94,858
RUB	138,929,000	Societe Generale Paris	08/14/15	2,492,000	14,156

Net Unrealized Appreciation					$55,658,980

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	09/14/15	1,118	USD	278,485,739	$(5,914)
Australian 10 Year Treasury Bond Futures	09/15/15	101	AUD	12,585,835	50,591

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro-BTP Futures	09/08/15	276	EUR	35,754,545	$204,481
Euro-Bobl Futures	09/08/15	392	EUR	50,703,773	102,105
Euro-Bund Futures	09/08/15	1,973	EUR	302,968,781	(3,425,689)
Euro-Buxl 30 Year Bond Futures	09/08/15	38	EUR	6,110,056	(514,766)
U.S. Treasury Note 10 Year Futures	09/21/15	6,464	USD	815,777,646	(202,646)
U.S. Treasury Note 5 Year Futures	09/30/15	3,671	USD	436,826,325	969,106

Futures Contracts—Short
90 Day EuroDollar Futures	06/13/16	(5,963)	USD	(1,477,034,504)	73,941
90 Day EuroDollar Futures	09/19/16	(4,195)	USD	(1,035,048,036)	(1,641,339)
90 Day EuroDollar Futures	12/19/16	(4,603)	USD	(1,135,099,340)	114,615
90 Day EuroDollar Futures	03/13/17	(1,222)	USD	(300,635,163)	(114,312)
90 Day EuroDollar Futures	09/18/17	(6,012)	USD	(1,474,667,849)	74,549
90 Day EuroDollar Futures	03/19/18	(661)	USD	(161,609,025)	(63,312)
90 Day Sterling Futures	06/15/16	(51)	GBP	(6,301,662)	(13,062)
90 Day Sterling Futures	03/15/17	(1,616)	GBP	(199,126,179)	308,874
90 Day Sterling Futures	06/21/17	(1,112)	GBP	(136,817,572)	174,522
Call Options on 10 Year Euro-Bund Futures, Strike EUR 153.50	07/24/15	(267)	EUR	(293,473)	89,046
Call Options on 10 Year Euro-Bund Futures, Strike EUR 154.00	07/24/15	(459)	EUR	(368,810)	83,669
Call Options on 10 Year Euro-Bund Futures, Strike EUR 154.50	07/24/15	(732)	EUR	(376,468)	(4,651)
Call Options on 10 Year Euro-Bund Futures, Strike EUR 155.00	07/24/15	(561)	EUR	(247,813)	19,848
Canada Government Bond 10 Year Futures	09/21/15	(445)	CAD	(61,872,412)	(342,344)
U.S. Treasury Long Bond Futures	09/21/15	(1,375)	USD	(207,581,620)	171,464

Net Unrealized Depreciation					$(3,891,224)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/USD Put	USD	1.140	Goldman Sachs Bank USA	07/23/15	(39,758,000)	$(271,222)	$(218,430)	$52,792
EUR Call/USD Put	USD	1.145	Credit Suisse International	07/30/15	(37,442,000)	(217,799)	(218,646)	(847)
EUR Put/USD Call	USD	1.104	UBS AG, Stamford	07/28/15	(6,110,000)	(64,201)	(64,201)	—
EUR Put/USD Call	USD	1.101	JPMorgan Chase Bank N.A.	07/28/15	(26,090,000)	(271,231)	(271,231)	—
EUR Put/USD Call	USD	1.110	Barclays Bank plc	07/29/15	(4,016,000)	(47,683)	(47,683)	—
EUR Put/USD Call	USD	1.110	Citibank N.A.	07/29/15	(57,084,000)	(710,223)	(710,223)	—
EUR Put/USD Call	USD	1.090	BNP Paribas S.A.	08/06/15	(12,400,000)	(118,196)	(118,196)	—
USD Call/ILS Put	ILS	4.000	Citibank N.A.	07/29/15	(7,100,000)	(41,890)	(2,144)	39,746
USD Call/ILS Put	ILS	3.980	Goldman Sachs Bank USA	08/04/15	(16,500,000)	(136,125)	(10,676)	125,449
USD Call/INR Put	INR	65.000	JPMorgan Chase Bank N.A.	07/15/15	(9,600,000)	(83,712)	(5,539)	78,173
USD Call/INR Put	INR	65.500	Goldman Sachs Bank USA	07/16/15	(1,600,000)	(11,600)	(478)	11,122
USD Call/INR Put	INR	65.500	Goldman Sachs Bank USA	07/24/15	(17,500,000)	(112,875)	(13,073)	99,802
USD Call/INR Put	INR	65.250	Goldman Sachs Bank USA	07/30/15	(30,100,000)	(159,530)	(48,882)	110,648
USD Call/JPY Put	JPY	123.550	Citibank N.A.	07/28/15	(40,200,000)	(190,347)	(190,347)	—
USD Call/JPY Put	JPY	123.150	Goldman Sachs Bank USA	07/29/15	(43,300,000)	(282,792)	(282,792)	—
USD Put/INR Call	INR	61.500	JPMorgan Chase Bank N.A.	07/15/15	(9,600,000)	(50,688)	(163)	50,525
USD Put/JPY Call	JPY	100.000	UBS AG, Stamford	07/03/15	(6,600,000)	(46,200)	—	46,200
USD Put/JPY Call	JPY	99.000	Citibank N.A.	09/30/15	(9,600,000)	(101,395)	(384)	101,011
USD Put/JPY Call	JPY	109.000	JPMorgan Chase Bank N.A.	11/10/15	(17,600,000)	(336,600)	(19,818)	316,782
USD Put/JPY Call	JPY	109.000	Societe Generale Paris	11/19/15	(18,700,000)	(318,947)	(23,992)	294,955

Totals						$(3,573,256)	$(2,246,898)	$1,326,358

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Written Options—(Continued)

Put Options Written	Strike Price	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Put - OTC - FNMA TBA, 3.500%	102.29	JPMorgan Chase Bank N.A.	07/07/15	(2,000,000)	$(7,109)	$(3,055)	$4,054
Put - OTC - FNMA TBA, 3.500%	101.91	Credit Suisse International	07/07/15	(7,000,000)	(24,063)	(3,805)	20,258
Put - OTC - FNMA TBA, 3.500%	101.77	JPMorgan Chase Bank N.A.	07/07/15	(15,000,000)	(52,734)	(6,186)	46,548
Put - OTC - FNMA TBA, 3.500%	102.10	Credit Suisse International	07/07/15	(20,000,000)	(65,625)	(15,844)	49,781
Put - OTC - FNMA TBA, 3.500%	102.28	JPMorgan Chase Bank N.A.	07/07/15	(20,000,000)	(71,094)	(29,972)	41,122

Totals					$(220,625)	$(58,862)	$161,763

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor -OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	03/10/20	$(5,800,000)	$(43,500)	$(3,263)	$40,237
Floor - OTC CPURNSA Index	215.949	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	03/12/20	(16,200,000)	(137,080)	(9,113)	127,967
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	04/07/20	(38,800,000)	(346,040)	(23,470)	322,570
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	09/29/20	(17,500,000)	(225,750)	(11,942)	213,808
Floor - OTC CPURNSA Index	218.016	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	10/13/20	(18,000,000)	(176,400)	(12,749)	163,651

Totals						$(928,770)	$(60,537)	$868,233

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 1 Yr. IRS	0.500%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/19/16	USD	(166,100,000)	$(99,660)	$(35,479)	$64,181
Call - 1 Yr. IRS	0.520%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/19/16	USD	(83,400,000)	(50,040)	(20,283)	29,757
Call - 1 Yr. IRS	0.650%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/19/16	USD	(166,100,000)	(182,710)	(85,774)	96,936
Call - 1 Yr. IRS	0.660%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/19/16	USD	(83,400,000)	(83,400)	(45,353)	38,047
Call - 10 Yr IRS	2.350%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	08/03/15	USD	(82,400,000)	(461,440)	(457,040)	4,400
Call - 10 Yr. IRS	1.330%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/29/16	USD	(42,200,000)	(267,970)	(25,772)	242,198
Call - 10 Yr. IRS	1.430%	Citibank N.A.	3M LIBOR	Receive	07/30/15	USD	(20,800,000)	(124,280)	(27)	124,253
Call - 10 Yr. IRS	1.540%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/29/16	USD	(42,200,000)	(422,000)	(53,210)	368,790
Call - 10 Yr. IRS	1.590%	Citibank N.A.	3M LIBOR	Receive	07/30/15	USD	(20,800,000)	(193,440)	(146)	193,294
Call - 2 Yr. IRS	0.700%	Goldman Sachs Bank USA	3M LIBOR	Receive	01/19/16	USD	(84,800,000)	(127,200)	(33,462)	93,738
Call - 2 Yr. IRS	0.900%	Goldman Sachs Bank USA	3M LIBOR	Receive	01/19/16	USD	(84,800,000)	(228,960)	(87,751)	141,209
Call - 2 Yr. IRS	1.100%	JPMorgan Chase Bank N.A.	3M LIBOR	Receive	01/30/18	USD	(83,600,000)	(434,720)	(182,248)	252,472
Call - 2 Yr. IRS	1.600%	JPMorgan Chase Bank N.A.	3M LIBOR	Receive	01/30/18	USD	(83,600,000)	(756,580)	(368,567)	388,013
Call - 3 Yr. IRS	0.850%	Goldman Sachs Bank USA	3M LIBOR	Receive	07/20/15	USD	(85,100,000)	(144,670)	(247)	144,423

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 3 Yr. IRS	1.000%	Goldman Sachs Bank USA	3M LIBOR	Receive	07/20/15	USD	(85,100,000)	$(255,300)	$(5,080)	$250,220
Call - 5 Yr. IRS	1.100%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/29/16	USD	(42,200,000)	(160,360)	(33,114)	127,246
Call - 5 Yr. IRS	1.300%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/29/16	USD	(42,200,000)	(244,760)	(65,701)	179,059
Put - 10 Yr. IRS	2.750%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	08/03/15	USD	(82,400,000)	(197,761)	(205,992)	(8,231)
Put - 2 Yr. IRS	2.500%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	05/12/16	USD	(325,100,000)	(1,095,074)	(1,000,658)	94,416
Put - 2 Yr. IRS	2.500%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	05/23/16	USD	(758,000,000)	(2,368,653)	(2,427,495)	(58,842)
Put - 5 Yr. IRS	2.520%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	09/18/15	USD	(260,600,000)	(2,280,250)	(219,243)	2,061,007
Put - 5 Yr. IRS	2.600%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	09/14/15	USD	(79,600,000)	(1,044,750)	(39,864)	1,004,886

Totals								$(11,223,978)	$(5,392,506)	$5,831,472

Credit Default Swaptions	Strike Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - 5 Yr. CDS	0.950%	BNP Paribas S.A.	ITRAXX.MAIN.23	Sell	08/19/15	EUR	(39,600,000)	$(79,466)	$(795)	$78,671
Put - 5 Yr. CDS	0.950%	Goldman Sachs Bank USA	ITRAXX.MAIN.23	Sell	08/19/15	EUR	(42,800,000)	(93,838)	(86,465)	7,373

Totals								$(173,304)	$(87,260)	$86,044

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 10 Year U.S. Treasury Note Futures	$127.500	07/24/15	(408)	$(158,625)	$(146,472)	$12,153
Call - 10 Year U.S. Treasury Note Futures	126.500	07/24/15	(407)	(255,449)	(279,813)	(24,364)
Call - 10 Year U.S. Treasury Note Futures	127.000	07/24/15	(818)	(346,771)	(409,000)	(62,229)
Put - 10 Year U.S. Treasury Note Futures	125.500	07/24/15	(284)	(167,963)	(150,875)	17,088
Put - 10 Year U.S. Treasury Note Futures	125.000	07/24/15	(488)	(207,835)	(183,000)	24,835

Totals				$(1,136,643)	$(1,169,160)	$(32,517)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1 Yr. CDI	11.250%	01/04/21	Deutsche Bank AG	BRL	9,600,000	$(112,923)	$(103,448)	$(9,475)
Pay	1 Yr. CDI	11.250%	01/04/21	Citibank N.A.	BRL	13,000,000	(152,917)	(132,245)	(20,672)
Pay	1 Yr. CDI	11.500%	01/04/21	Deutsche Bank AG	BRL	35,500,000	(315,560)	(81,694)	(233,866)
Pay	28-Day TIIE	5.750%	06/05/23	Goldman Sachs Bank USA	MXN	200,000	(298)	(486)	188

Totals							$(581,698)	$(317,873)	$(263,825)

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	5.700%	01/18/19	MXN	194,000,000	$(7,506)
Pay	28-Day TIIE	6.530%	06/05/25	MXN	234,800,000	81,787
Pay	28-Day TIIE	5.615%	06/02/20	MXN	218,400,000	(6)
Pay	28-Day TIIE	5.270%	02/05/20	MXN	1,409,900,000	(10,396)
Pay	28-Day TIIE	6.000%	06/07/22	MXN	185,000,000	71,863
Pay	28-Day TIIE	5.850%	12/21/21	MXN	141,000,000	(358,279)
Pay	28-Day TIIE	5.920%	12/08/21	MXN	53,000,000	(27,138)
Pay	28-Day TIIE	5.795%	12/10/21	MXN	100,000	(91)
Pay	28-Day TIIE	4.975%	01/16/20	MXN	70,000,000	(46,761)
Pay	28-Day TIIE	5.608%	10/08/21	MXN	380,300,000	144,186
Pay	28-Day TIIE	4.925%	01/13/20	MXN	364,600,000	78,536
Pay	28-Day TIIE	5.430%	11/17/21	MXN	1,463,300,000	(704,161)
Receive	28-Day TIIE	5.010%	10/10/19	MXN	119,200,000	32,508
Receive	28-Day TIIE	5.375%	01/07/22	MXN	211,800,000	(89,553)
Receive	3M LIBOR	2.750%	12/16/45	USD	663,660,000	(8,019,166)
Receive	3M LIBOR	2.250%	12/16/22	USD	512,100,000	(1,999,691)
Receive	3M LIBOR	2.500%	12/16/25	USD	116,500,000	(419,558)
Receive	3M LIBOR	2.500%	12/16/25	USD	43,000,000	(169,143)
Receive	3M LIBOR	2.000%	12/16/20	USD	241,500,000	(965,137)
Receive	3M LIBOR	2.000%	12/16/19	USD	268,800,000	(613,106)
Receive	6M EURIBOR	0.750%	09/16/25	EUR	15,900,000	(18,754)
Receive	6M LIBOR	1.500%	03/16/18	GBP	94,900,000	50,288
Receive	6M LIBOR	1.880%	10/05/17	GBP	41,300,000	203,398
Receive	6M LIBOR	1.500%	12/16/17	GBP	219,300,000	(492,599)
Receive	6M LIBOR	1.500%	09/16/17	GBP	221,800,000	531,431
Receive	Federal Funds Rate Compounded - OIS	0.500%	06/17/16	USD	20,000,000	(12,856)

Net Unrealized Depreciation						$(12,759,904)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.HY.24	5.000%	06/20/20	3.557%	USD	49,104,000	$(43)
ITRAXX.XOVER.23	5.000%	06/20/20	3.279%	EUR	41,400,000	(16)

Net Unrealized Depreciation						$(59)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	09/20/15	Citibank N.A.	0.841%	USD	1,200,000	$434	$(18,832)	$19,266
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	09/20/15	JPMorgan Chase Bank N.A.	0.841%	USD	4,100,000	1,482	(41,229)	42,711
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	09/20/15	UBS AG, Stamford	0.841%	USD	1,600,000	578	(15,139)	15,717

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	12/20/15	Morgan Stanley Capital Services, LLC	0.841%	USD	37,100,000	$28,211	$(214,047)	$242,258
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	06/20/16	Deutsche Bank AG	0.976%	USD	3,500,000	826	(11,731)	12,557
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/18	Barclays Bank plc	0.601%	USD	800,000	10,896	7,830	3,066
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/18	Citibank N.A.	0.601%	USD	2,200,000	29,964	20,448	9,516
General Electric Capital Corp. 5.625%, due 9/15/17	1.000%	09/20/15	Deutsche Bank AG	0.121%	USD	3,500,000	7,003	43,236	(36,233)
General Electric Capital Corp. 5.625%, due 9/15/17	1.000%	12/20/15	Morgan Stanley Capital Services, LLC	0.121%	USD	6,500,000	27,409	(127,348)	154,757
Italy Government International Bond 6.875%, due 9/27/2023	1.000%	09/20/16	Deutsche Bank AG	0.587%	USD	7,900,000	40,217	50,080	(9,863)
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/15	Citibank N.A.	0.461%	USD	1,900,000	2,330	(28,651)	30,981
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/15	UBS AG, Stamford	0.461%	USD	600,000	736	(8,488)	9,224
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	03/20/16	Barclays Bank plc	0.461%	USD	10,800,000	42,485	(82,990)	125,475
Mexico Government International Bond 5.950%, due 3/19/19	1.000%	03/20/16	Citibank N.A.	0.461%	USD	6,900,000	27,143	(125,166)	152,309
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	03/20/16	Deutsche Bank AG	0.461%	USD	19,600,000	77,103	(143,793)	220,896
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	06/20/16	Citibank N.A.	0.527%	USD	10,000,000	46,420	(21,564)	67,984
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/16	Goldman Sachs International	0.566%	USD	4,600,000	24,596	(21,933)	46,529
Mexico Government International Bond 5.950% due 3/19/19	1.000%	09/20/16	JPMorgan Chase Bank N.A.	0.566%	USD	2,000,000	10,694	11,531	(837)
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/16	Morgan Stanley Capital Services, LLC	0.566%	USD	9,400,000	50,261	(40,540)	90,801
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/16	UBS AG, Stamford	0.566%	USD	4,100,000	21,922	(17,990)	39,912
Mexico Government International Bond 5.950%, due 3/19/19	1.000%	12/20/16	Citibank N.A.	0.647%	USD	5,000,000	26,136	65,986	(39,850)
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/16	JPMorgan Chase Bank N.A.	0.647%	USD	1,200,000	6,273	16,197	(9,924)

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 5.950% due 3/19/19	1.000%	06/20/17	Goldman Sachs International	0.747%	USD	2,900,000	$14,472	$(12,796)	$27,268
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/18	Citibank N.A.	0.994%	USD	700,000	144	(1,033)	1,177
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/18	Goldman Sachs International	0.994%	USD	2,800,000	576	(6,879)	7,455
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/18	JPMorgan Chase Bank N.A.	0.994%	USD	700,000	144	(1,118)	1,262
Mexico Government International Bond 5.950%, due 3/19/19	1.000%	12/20/19	Citibank N.A.	1.174%	USD	20,800,000	(155,078)	123,151	(278,229)
Morgan Stanley 6.000%, due 4/28/15	1.000%	09/20/18	Deutsche Bank AG	0.572%	USD	24,100,000	327,924	298,407	29,517
Petrobras International Finance Co. S.A. 8.375%, due 12/10/2018	1.000%	12/20/19	BNP Paribas S.A.	4.087%	USD	7,900,000	(968,898)	(819,205)	(149,693)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/2018	1.000%	12/20/19	Barclays Bank plc	4.087%	USD	8,300,000	(1,017,956)	(997,591)	(20,365)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/2018	1.000%	12/20/19	Goldman Sachs International	4.087%	USD	3,200,000	(392,465)	(348,674)	(43,791)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/2018	1.000%	03/20/20	BNP Paribas S.A.	4.148%	USD	1,600,000	(209,171)	(308,005)	98,834
Republic of Indonesia 6.750%, due 3/10/14	1.000%	09/20/15	Citibank N.A.	0.444%	USD	1,400,000	1,770	(31,728)	33,498
Republic of Indonesia 6.750% due 3/10/14	1.000%	06/20/16	Citibank N.A.	0.472%	USD	3,000,000	15,551	(55,608)	71,159
U.S. Treasury Note 4.875%, due 8/15/16	0.250%	09/20/15	UBS AG, Stamford	0.109%	EUR	10,300,000	3,690	(154,543)	158,233
U.S. Treasury Note 4.875%, due 8/15/16	0.250%	03/20/16	BNP Paribas S.A.	0.109%	EUR	12,000,000	13,830	(169,265)	183,095
Verizon Communications, Inc. 5.500%, due 4/1/17	1.000%	09/20/18	Credit Suisse International	0.464%	USD	500,000	8,542	13,357	(4,815)

Totals							$(1,873,806)	$(3,175,663)	$1,301,857

OTC Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
CDX.NA.IG.9.V4	0.553%	12/20/17	JPMorgan Chase Bank N.A.	0.087%	USD	1,928,998	$22,173	$—	$22,173

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(RUB)—	Russian Ruble
(USD)—	United States Dollar
(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(EURIBOR)—	EURO InterBank Offered Rate
(IRS)—	Interest Rate Swap
(ITRAXX.MAIN)—	Markit iTraxx Europe Index
(ITRAXX.XOVER)—	Markit iTraxx Crossover Index
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$4,380,014,562	$—	$4,380,014,562
Corporate Bonds & Notes
Airlines	—	3,460,625	—	3,460,625
Auto Manufacturers	—	65,519,537	—	65,519,537
Auto Parts & Equipment	—	13,218,724	—	13,218,724
Banks	—	969,985,700	—	969,985,700
Biotechnology	—	5,164,597	—	5,164,597
Chemicals	—	5,798,371	—	5,798,371
Computers	—	3,754,383	—	3,754,383
Diversified Financial Services	—	101,179,778	—	101,179,778
Electric	—	129,899,409	—	129,899,409
Food	—	2,125,242	—	2,125,242
Forest Products & Paper	—	6,691,087	—	6,691,087
Healthcare-Services	—	4,533,750	—	4,533,750
Holding Companies-Diversified	—	696,500	3,940,020	4,636,520
Insurance	—	3,737,377	—	3,737,377
Lodging	—	14,661,500	—	14,661,500
Machinery-Diversified	—	67,524,502	—	67,524,502
Media	—	1,538,750	—	1,538,750
Oil & Gas	—	160,461,000	—	160,461,000
Pharmaceuticals	—	26,626,459	—	26,626,459
Pipelines	—	32,272,674	—	32,272,674
Real Estate	—	1,000,000	—	1,000,000
Retail	—	1,062,614	—	1,062,614
Savings & Loans	—	12,593,135	—	12,593,135
Telecommunications	—	135,773,739	—	135,773,739
Transportation	—	10,937,465	—	10,937,465
Trucking & Leasing	—	10,613,215	—	10,613,215
Total Corporate Bonds & Notes	—	1,790,830,133	3,940,020	1,794,770,153
Total Foreign Government*	—	811,563,756	—	811,563,756
Total Asset-Backed Securities*	—	534,211,104	—	534,211,104
Total Mortgage-Backed Securities*	—	386,637,067	—	386,637,067
Total Municipals	—	267,616,832	—	267,616,832
Total Convertible Bond*	—	45,292,850	—	45,292,850
Total Convertible Preferred Stock*	43,416,250	—	—	43,416,250

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Floating Rate Loans*	$—	$40,180,642	$—	$40,180,642
Total Preferred Stock*	29,378,184	—	—	29,378,184
Total Purchased Options*	—	5,397,581	—	5,397,581
Short-Term Investments
Repurchase Agreement	—	72,600,000	—	72,600,000
U.S. Treasury	—	5,562,751	—	5,562,751
Total Short-Term Investments	—	78,162,751	—	78,162,751
Total Investments	$72,794,434	$8,339,907,278	$3,940,020	$8,416,641,732

Secured Borrowings (Liability)	$—	$(138,481,228)	$—	$(138,481,228)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$99,025,937	$—	$99,025,937
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(43,366,957)	—	(43,366,957)
Total Forward Contracts	$—	$55,658,980	$—	$55,658,980
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,436,811	$—	$—	$2,436,811
Futures Contracts (Unrealized Depreciation)	(6,328,035)	—	—	(6,328,035)
Total Futures Contracts	$(3,891,224)	$—	$—	$(3,891,224)
Written Options
Credit Default Swaptions at Value	—	(87,260)	—	(87,260)
Foreign Currency Written Options at Value	—	(2,246,898)	—	(2,246,898)
Inflation Capped Options at Value	—	(60,537)	—	(60,537)
Interest Rate Swaptions at Value	—	(5,392,506)	—	(5,392,506)
Options on Exchange-Traded Futures Contracts at Value	(1,169,160)	—	—	(1,169,160)
Put Options Written at Value	—	(58,862)	—	(58,862)
Total Written Options	$(1,169,160)	$(7,846,063)	$—	$(9,015,223)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,193,997	$—	$1,193,997
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(13,953,960)	—	(13,953,960)
Total Centrally Cleared Swap Contracts	$—	$(12,759,963)	$—	$(12,759,963)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$891,935	$—	$891,935
OTC Swap Contracts at Value (Liabilities)	—	(3,325,266)	—	(3,325,266)
Total OTC Swap Contracts	$—	$(2,433,331)	$—	$(2,433,331)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation	Purchases	Transfers into Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation from Investments Still Held at June 30, 2015
Corporate Bonds & Notes
Holding Companies-Diversified	$—	$111,808	$172,307	$3,655,905	$3,940,020	$111,808

Corporate Bonds & Notes in the amount of $3,655,905 transferred into level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$8,416,641,732
Cash	1,024,044
Cash denominated in foreign currencies (b)	12,132,631
Cash collateral (c)	2,105,000
OTC swap contracts at market value (d)	891,935
Unrealized appreciation on forward foreign currency exchange contracts	99,025,937
Receivable for:
Investments sold	2,643,723
Open OTC swap contracts cash collateral	1,230,000
TBA securities sold	1,660,920,692
Fund shares sold	658,458
Dividends and interest	43,515,787
Variation margin on futures contracts	12,685,061
Interest on OTC swap contracts	52,284
Variation margin on centrally cleared swap contracts	17,737,717
Other assets	247,756

Total Assets	10,271,512,757
Liabilities
Written options at value (e)	9,015,223
Secured borrowings	138,442,470
OTC swap contracts at market value (f)	3,325,266
Cash collateral (g)	69,429,000
Unrealized depreciation on forward foreign currency exchange contracts	43,366,957
Payables for:
Investments purchased	39,646,281
Open OTC swap contracts cash collateral	2,469,000
TBA securities purchased	3,126,390,508
Fund shares redeemed	7,925,744
Deferred dollar roll income	38,758
Accrued Expenses:
Management fees	2,556,989
Distribution and service fees	742,071
Deferred trustees’ fees	76,247
Other expenses	1,444,444

Total Liabilities	3,444,868,958

Net Assets	$6,826,643,799

Net assets consist of:
Paid in surplus	$6,863,376,276
Distributions in excess of net investment income	(26,047,185)
Accumulated net realized loss	(20,366,183)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	9,680,891

Net Assets	$6,826,643,799

Net Assets
Class A	$3,191,973,570
Class B	3,581,571,599
Class E	53,098,630
Capital Shares Outstanding*
Class A	281,471,116
Class B	321,039,759
Class E	4,719,068
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.34
Class B	11.16
Class E	11.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,454,232,954.
(b)	Identified cost of cash denominated in foreign currencies was $12,077,425.
(c)	Includes collateral of $990,000 for futures contracts and $1,115,000 for centrally cleared swap contracts.
(d)	Net premium received on OTC swap contracts was $825,339.
(e)	Premiums received on written options were $17,256,576.
(f)	Net premium received on OTC swap contracts was $2,668,197.
(g)	Includes collateral of $1,230,000 for secured borrowings and $68,199,000 for OTC swap contracts.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$2,534,115
Interest (a)	103,569,625

Total investment income	106,103,740
Expenses
Management fees	18,416,296
Administration fees	89,747
Custodian and accounting fees	1,030,827
Distribution and service fees—Class B	4,584,316
Distribution and service fees—Class E	41,260
Audit and tax services	59,745
Legal	14,807
Trustees’ fees and expenses	19,698
Shareholder reporting	263,609
Insurance	27,346
Miscellaneous	27,940

Total expenses	24,575,591
Less management fee waiver	(1,427,007)

Net expenses	23,148,584

Net Investment Income	82,955,156

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(140,473,410)
Futures contracts	69,233,906
Written options	16,377,311
Swap contracts	(39,341,853)
Foreign currency transactions	152,834,466

Net realized gain	58,630,420

Net change in unrealized appreciation (depreciation) on:
Investments	(68,694,377)
Futures contracts	(33,924,794)
Written options	3,430,810
Swap contracts	59,702,745
Foreign currency transactions	(59,741,995)

Net change in unrealized depreciation	(99,227,611)

Net realized and unrealized loss	(40,597,191)

Net Increase in Net Assets from Operations	$42,357,965

(a)	Net of foreign withholding taxes of $523.

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$82,955,156	$146,360,628
Net realized gain	58,630,420	220,681,265
Net change in unrealized depreciation	(99,227,611)	(2,926,463)

Increase in net assets from operations	42,357,965	364,115,430

From Distributions to Shareholders
Net investment income
Class A	(185,482,515)	(113,343,451)
Class B	(188,990,853)	(93,757,690)
Class E	(2,822,122)	(1,475,047)
Net realized capital gains
Class A	(40,407,689)	0
Class B	(43,335,482)	0
Class E	(634,977)	0

Total distributions	(461,673,638)	(208,576,188)

Decrease in net assets from capital share transactions	(842,715,889)	(722,976,956)

Total decrease in net assets	(1,262,031,562)	(567,437,714)

Net Assets
Beginning of period	8,088,675,361	8,656,113,075

End of period	$6,826,643,799	$8,088,675,361

Accumulated undistributed net investment income (loss)
End of period	$(26,047,185)	$268,293,149

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	3,408,269	$41,728,221	16,955,506	$200,931,838
Reinvestments	19,937,353	225,890,204	9,621,685	113,343,451
Redemptions	(94,870,168)	(1,144,526,735)	(46,143,775)	(549,895,247)

Net decrease	(71,524,546)	$(876,908,310)	(19,566,584)	$(235,619,958)

Class B
Sales	5,435,420	$65,130,816	18,639,838	$219,572,207
Reinvestments	20,855,147	232,326,335	8,075,598	93,757,690
Redemptions	(21,888,706)	(262,851,451)	(67,151,454)	(791,543,544)

Net increase (decrease)	4,401,861	$34,605,700	(40,436,018)	$(478,213,647)

Class E
Sales	82,118	$974,583	104,505	$1,239,608
Reinvestments	307,571	3,457,099	126,072	1,475,047
Redemptions	(400,690)	(4,844,961)	(997,969)	(11,858,006)

Net decrease	(11,001)	$(413,279)	(767,392)	$(9,143,351)

Decrease derived from capital shares transactions		$(842,715,889)		$(722,976,956)

See accompanying notes to financial statements.

MIST-34

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.09		$11.87	$12.86	$12.14	$12.47	$12.02

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.22	0.21	0.25	0.30	0.28
Net realized and unrealized gain (loss) on investments	(0.09)		0.31	(0.41)	0.89	0.12	0.71

Total from investment operations	0.05		0.53	(0.20)	1.14	0.42	0.99

Less Distributions
Distributions from net investment income	(0.66)		(0.31)	(0.55)	(0.42)	(0.36)	(0.47)
Distributions from net realized capital gains	(0.14)		0.00	(0.24)	0.00	(0.39)	(0.07)

Total distributions	(0.80)		(0.31)	(0.79)	(0.42)	(0.75)	(0.54)

Net Asset Value, End of Period	$11.34		$12.09	$11.87	$12.86	$12.14	$12.47

Total Return (%) (b)	0.46	(c)	4.49	(1.72)	9.56	3.42	8.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(d)	0.51	0.51	0.51	0.51	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52	(d)	0.51	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.51	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.48	(d)	0.51	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	2.26	(d)	1.85	1.73	1.97	2.47	2.31
Portfolio turnover rate (%)	185	(c)(f)	283 (f)	352 (f)	424 (f)	516	714
Net assets, end of period (in millions)	$3,192.0		$4,267.6	$4,422.4	$5,052.8	$5,249.4	$5,543.8

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.89		$11.68	$12.66	$11.96	$12.30	$11.87

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.19	0.18	0.21	0.27	0.25
Net realized and unrealized gain (loss) on investments	(0.08)		0.29	(0.40)	0.88	0.11	0.70

Total from investment operations	0.04		0.48	(0.22)	1.09	0.38	0.95

Less Distributions
Distributions from net investment income	(0.63)		(0.27)	(0.52)	(0.39)	(0.33)	(0.45)
Distributions from net realized capital gains	(0.14)		0.00	(0.24)	0.00	(0.39)	(0.07)

Total distributions	(0.77)		(0.27)	(0.76)	(0.39)	(0.72)	(0.52)

Net Asset Value, End of Period	$11.16		$11.89	$11.68	$12.66	$11.96	$12.30

Total Return (%) (b)	0.27	(c)	4.19	(1.92)	9.27	3.17	8.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.76	0.76	0.76	0.76	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.77	(d)	0.76	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.76	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.73	(d)	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	2.05	(d)	1.59	1.49	1.72	2.23	2.06
Portfolio turnover rate (%)	185	(c)(f)	283 (f)	352 (f)	424 (f)	516	714
Net assets, end of period (in millions)	$3,581.6		$3,764.4	$4,169.0	$4,626.9	$4,436.1	$3,958.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-35

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.99		$11.77	$12.75	$12.05	$12.37	$11.93

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.20	0.19	0.23	0.28	0.27
Net realized and unrealized gain (loss) on investments	(0.09)		0.30	(0.40)	0.86	0.13	0.69

Total from investment operations	0.04		0.50	(0.21)	1.09	0.41	0.96

Less Distributions
Distributions from net investment income	(0.64)		(0.28)	(0.53)	(0.39)	(0.34)	(0.45)
Distributions from net realized capital gains	(0.14)		0.00	(0.24)	0.00	(0.39)	(0.07)

Total distributions	(0.78)		(0.28)	(0.77)	(0.39)	(0.73)	(0.52)

Net Asset Value, End of Period	$11.25		$11.99	$11.77	$12.75	$12.05	$12.37

Total Return (%) (b)	0.37	(c)	4.34	(1.82)	9.27	3.37	8.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(d)	0.66	0.66	0.66	0.66	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	(d)	0.66	0.66	0.66	0.66	0.66
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.66	0.66	0.66	0.66	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.63	(d)	0.66	0.66	0.66	0.66	0.66
Ratio of net investment income to average net assets (%)	2.14	(d)	1.69	1.59	1.82	2.31	2.17
Portfolio turnover rate (%)	185	(c)(f)	283 (f)	352 (f)	424 (f)	516	714
Net assets, end of period (in millions)	$53.1		$56.7	$64.7	$78.5	$83.2	$118.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Consolidated Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 36%, 112%, 140% and 183% for the six months ended June 30, 2015 and for the years ended December 31, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-36

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-37

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, option transactions, swap transactions, premium amortization adjustments, deflationary sell adjustments, paydown reclasses and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $72,600,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2015, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2015, the Portfolio had an outstanding secured borrowing transaction balance for 152 days. For the six months ended June 30, 2015, the Portfolio’s average amount of borrowings was $86,981,141 and the weighted average interest rate was (0.135)% during the 152 day period.

At June 30, 2015, the amount of the Portfolio’s outstanding borrowings was $138,442,470. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to

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disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2015:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
Goldman Sachs & Co.	$(119,009,284)	$119,009,284	$—	$—	$—
Barclays Capital, Inc.	(19,433,186)	19,433,186	—	—	—

	$(138,442,470)	$138,442,470	$—	$—	$—

(a)	Represents market value of borrowings as of June 30, 2015.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”. Securities with a market value of $818,366 have been received by the Portfolio as collateral for TBAs as of June 30, 2015.

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When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity

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therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium

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originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

MIST-44

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$5,397,581
			OTC swap contracts at market value (b)	$581,698
	Unrealized appreciation on centrally cleared swap contracts** (c)	1,193,997	Unrealized depreciation on centrally cleared swap contracts** (c)	13,953,901
	Unrealized appreciation on futures contracts* (c)	2,436,811	Unrealized depreciation on futures contracts* (c)	6,328,035
			Written options at value (d)	6,681,065
Credit	OTC swap contracts at market value (b)	891,935	OTC swap contracts at market value (b)	2,743,568
			Unrealized depreciation on centrally cleared swap contracts** (c)	59
			Written options at value	87,260
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	99,025,937	Unrealized depreciation on forward foreign currency exchange contracts	43,366,957
			Written options at value	2,246,898

Total		$108,946,261		$75,989,441

**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $52,284.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes exchange traded written options with a value of $1,169,160 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$11,501,462	$(1,105,673)	$(10,395,789)	$—
BNP Paribas S.A.	4,694,552	(4,694,552)	—	—
Citibank N.A.	3,880,290	(3,880,290)	—	—
Credit Suisse International	4,011,207	(4,011,207)	—	—
Deutsche Bank AG	20,421,180	(5,042,488)	(15,378,692)	—
Goldman Sachs & Co.	551,544	—	—	551,544

MIST-45

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs Bank USA	$7,248,931	$(7,248,931)	$—	$—
Goldman Sachs International	39,644	(39,644)	—	—
JPMorgan Chase Bank N.A.	25,706,175	(1,323,774)	(24,382,401)	—
Morgan Stanley Capital Services, LLC	4,623,950	(4,623,950)	—	—
Societe Generale Paris	3,447,231	(3,447,231)	—	—
UBS AG, Stamford	19,189,287	(3,768,322)	(15,420,965)	—

	$105,315,453	$(39,186,062)	$(65,577,847)	$551,544

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,105,673	$(1,105,673)	$—	$—
BNP Paribas S.A.	6,309,548	(4,694,552)	(611,956)	1,003,040
Citibank N.A.	10,113,189	(3,880,290)	(4,587,878)	1,645,021
Credit Suisse International	7,054,742	(4,011,207)	(2,005,826)	1,037,709
Deutsche Bank AG	5,042,488	(5,042,488)	—	—
Goldman Sachs Bank USA	11,041,732	(7,248,931)	(3,792,801)	—
Goldman Sachs International	392,465	(39,644)	(352,821)	—
JPMorgan Chase Bank N.A.	1,323,774	(1,323,774)	—	—
Morgan Stanley Capital Services, LLC	4,714,978	(4,623,950)	—	91,028
Societe Generale Paris	3,671,375	(3,447,231)	(82,000)	142,144
UBS AG, Stamford	3,768,322	(3,768,322)	—	—

	$54,538,286	$(39,186,062)	$(11,433,282)	$3,918,942

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(65,296)	$—	$40,390	$(24,906)
Forward foreign currency transactions	—	—	153,193,834	153,193,834
Futures contracts	69,233,906	—	—	69,233,906
Swap contracts	(30,814,027)	(8,527,826)	—	(39,341,853)
Written options	10,406,566	262,350	5,708,395	16,377,311

	$48,761,149	$(8,265,476)	$158,942,619	$199,438,292

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,535,249)	$—	$—	$(1,535,249)
Forward foreign currency transactions	—	—	(60,153,683)	(60,153,683)
Futures contracts	(33,924,794)	—	—	(33,924,794)
Swap contracts	50,314,798	9,387,947	—	59,702,745
Written options	4,211,665	(168,155)	(612,700)	3,430,810

	$19,066,420	$9,219,792	$(60,766,383)	$(32,480,171)

MIST-46

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$711,587,604
Forward foreign currency transactions	6,122,309,673
Futures contracts long	1,691,281,702
Futures contracts short	(5,661,093,828)
Swap contracts	5,999,383,429
Written options	(2,570,570,819)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2015:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	624,000,000	—	$4,192,679
Options written	1,792,100,000	20,756	13,980,281
Options bought back	(39,300,000)	(3,724)	(1,615,534)
Options exercised	(321,100,000)	(6,333)	(3,443,042)
Options expired	(513,800,000)	(9,066)	(6,608,157)

Options outstanding June 30, 2015	1,541,900,000	1,633	$6,506,227

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	1,597,300,000	—	$14,803,322
Options written	1,656,600,000	13,598	11,660,645
Options bought back	(221,300,000)	(3,600)	(3,211,716)
Options exercised	(53,600,000)	(5,674)	(2,323,396)
Options expired	(1,062,800,000)	(3,552)	(10,178,506)

Options outstanding June 30, 2015	1,916,200,000	772	$10,750,349

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-47

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$14,826,382,497	$867,193,549	$14,019,689,879	$1,553,342,557

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2015 were as follows:

Purchases	Sales
$13,182,152,625	$12,715,875,114

MIST-48

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$18,416,296	0.500%	$1 billion to $1.2 billion
	0.475%	Over $1.2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-49

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$208,576,188	$472,507,003	$—	$79,253,443	$208,576,188	$551,760,446

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$376,892,707	$84,019,535	$(78,261,621)	$—	$382,650,621

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized $96,936,671 in capital loss carryforwards.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-50

Met Investors Series Trust

Pioneer Fund Portfolio

Managed By Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A and B shares of the Pioneer Fund Portfolio returned 1.14% and 1.00%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 1.23%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market was quite choppy during the six months ended June 30, 2015, with the S&P 500 Index managing to generate a modest return of 1.23%. Throughout the period, investors, heeding signals from the Federal Reserve, were nervous about the prospect of higher interest rates. The price of oil stabilized but also created anxiety, as opinions were mixed as to whether the drop was the consequence of greater production or was rather the result of slowing demand in a cooling global economy. In addition, daily stories about geopolitical issues surfaced—from the Middle East, Africa, the Ukraine, and the Korean peninsula—reminding investors of the ever-present and largely imponderable risks arising from international tension and instability. Greece and its financial woes kept investors on edge about prospects for the Euro region; and Brazil, Venezuela, and Argentina and their faltering economies diminished investors’ hopes for the emerging markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Negative stock selection results in the Consumer Discretionary sector drove the Portfolio’s modest underperformance relative to the S&P 500 Index during the first six months of 2015. On the positive side, asset allocation, particularly an overweight to the Health Care sector, and stock selection in the Information Technology sector helped the Portfolio’s benchmark-relative performance.

In Consumer Discretionary, one of the main detractors to performance was John Wiley & Sons. John Wiley’s shares were down almost 8% over the period after the company announced in June a more muted outlook for future earnings. Relative performance was also hurt by the Portfolio not owning Amazon.com, a stock that rose almost 40% over the period and is 0.8% of the benchmark. Elsewhere, one notable detractor to performance was insurer Chubb, a long time Portfolio holding in the Financials sector. The stock was down almost 7% for the six months.

Notable Portfolio positions that performed well in the first half of the year included Aetna, Disney and DST Systems. Insurer Aetna returned over 44% for the period, mainly due to market speculation about consolidation among the health insurance industry providers as the recent favorable Supreme Court decision on the Affordable Care Act aided the health insurance industry in general. While Consumer Discretionary stocks, overall, were a detractor to benchmark-relative performance, the Portfolio’s position in Disney was an exception. Disney has continued to experience success with its movie releases while also benefitting from strength at its subsidiary, ESPN, and from good attendance at its theme parks. All of those factors propelled the company’s stock to an over 21% gain for the year so far. Finally, DST Systems, which provides information technology services to businesses, has seen strong results this year and the stock is up over 34% year to date.

In Information Technology, we added Broadcom, while eliminating ASML Holdings as we saw more prospects for earnings improvement in the former. Subsequently on May 28, 2015, Broadcom announced that it was being acquired by Avago Technologies for $37 billion. In addition, positions were initiated in Alder Biopharmaceuticals, a biotechnology company with promising development in an emerging antibody class of therapeutics for migraine conditions; the consumer products company Colgate-Palmolive, where we estimated earnings potential ahead of what the share prices appeared to reflect; and the crop protection and seeds company, Syngenta, as we expect to see demand for its products grow along with the increasing middle class demographic; in addition the company is also facing interest from Monsanto as a possible acquisition candidate.

Liquidated from the Portfolio were stock positions we felt had reached fair value or that no longer seemed to us to offer above-average opportunities for appreciation. They included Apache, ConocoPhillips, and Southwestern Energy in Energy; ASML Holdings and Symantec in Information Technology; Cummins in Industrials; Macy’s and Time Warner in Consumer Discretionary; Invesco in Financials, and Johnson & Johnson in Health Care.

MIST-1

Met Investors Series Trust

Pioneer Fund Portfolio

Managed By Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the second quarter, we maintained a solid overweight to Heath Care and Consumer Staples sectors, while holding underweights in Energy and Information Technology. When investing Portfolio assets, we focused on purchasing shares of what we believe are high-quality companies with strong balance sheets, most of which have a history of paying dividends.

John Carey

Walter Hunnewell, Jr.

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Fund Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Fund Portfolio
Class A	1.14	5.36	14.73	7.14	—
Class B	1.00	5.12	14.45	—	15.05
S&P 500 Index	1.23	7.42	17.34	7.89	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A and Class B shares are 2/4/1994 and 4/28/2009, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Apple, Inc.	2.9
Wells Fargo & Co.	2.8
Microsoft Corp.	2.5
CVS Health Corp.	2.5
C.R. Bard, Inc.	2.2
Walt Disney Co. (The)	1.9
Zoetis, Inc.	1.8
Chubb Corp. (The)	1.7
United Technologies Corp.	1.6
Hershey Co. (The)	1.5

Top Sectors

% of Net Assets
Health Care	23.3
Information Technology	16.8
Financials	15.6
Consumer Discretionary	12.4
Consumer Staples	11.7
Industrials	8.7
Materials	4.7
Energy	4.5
Utilities	1.4

MIST-3

Met Investors Series Trust

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Fund Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.67%	$1,000.00	$1,011.40	$3.34
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B(a)	Actual	0.92%	$1,000.00	$1,010.00	$4.59
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Honeywell International, Inc.	20,020	$2,041,439
United Technologies Corp.	68,476	7,596,043

		9,637,482

Auto Components—0.6%
BorgWarner, Inc.	47,081	2,676,084

Banks—7.9%
Bank of America Corp.	296,687	5,049,613
BB&T Corp.	92,397	3,724,523
Citigroup, Inc.	58,903	3,253,802
Citizens Financial Group, Inc.	61,428	1,677,599
PNC Financial Services Group, Inc. (The)	38,661	3,697,924
U.S. Bancorp	147,146	6,386,136
Wells Fargo & Co.	236,692	13,311,558

		37,101,155

Beverages—2.4%
Coca-Cola Co. (The)	113,750	4,462,412
Coca-Cola Enterprises, Inc.	93,777	4,073,673
Dr Pepper Snapple Group, Inc.	35,781	2,608,435

		11,144,520

Biotechnology—2.9%
Alder Biopharmaceuticals, Inc. (a)	44,895	2,378,088
Alnylam Pharmaceuticals, Inc. (a)	39,669	4,755,123
Celgene Corp. (a)	56,336	6,520,047

		13,653,258

Building Products—0.6%
Allegion plc	30,662	1,844,013
Fortune Brands Home & Security, Inc. (b)	22,932	1,050,744

		2,894,757

Capital Markets—3.1%
Charles Schwab Corp. (The)	100,525	3,282,141
Franklin Resources, Inc.	65,187	3,196,119
Morgan Stanley	128,899	4,999,992
State Street Corp.	42,722	3,289,594

		14,767,846

Chemicals—4.7%
Dow Chemical Co. (The)	72,386	3,703,992
E.I. du Pont de Nemours & Co.	29,214	1,868,235
Ecolab, Inc.	45,998	5,200,994
Givaudan S.A. (a)	925	1,603,003
Monsanto Co.	17,067	1,819,171
Syngenta AG	11,033	4,521,091
Valspar Corp. (The)	40,008	3,273,455

		21,989,941

Communications Equipment—0.9%
F5 Networks, Inc. (a)	35,934	4,324,657

Consumer Finance—1.8%
American Express Co.	80,577	6,262,444
Discover Financial Services	41,253	2,376,998

		8,639,442

Diversified Consumer Services—0.3%
Houghton Mifflin Harcourt Co. (a)	47,932	1,207,886

Electric Utilities—1.4%
American Electric Power Co., Inc.	70,854	3,753,137
NextEra Energy, Inc.	30,071	2,947,860

		6,700,997

Electrical Equipment—0.8%
Eaton Corp. plc	31,164	2,103,258
Rockwell Automation, Inc.	14,911	1,858,507

		3,961,765

Energy Equipment & Services—0.6%
Cameron International Corp. (a)	35,405	1,854,160
Helmerich & Payne, Inc. (b)	16,780	1,181,648

		3,035,808

Food & Staples Retailing—2.5%
CVS Health Corp.	111,597	11,704,293

Food Products—5.9%
Campbell Soup Co. (b)	85,476	4,072,931
General Mills, Inc.	49,791	2,774,354
Hershey Co. (The)	81,626	7,250,838
Kraft Foods Group, Inc.	48,100	4,095,234
Mead Johnson Nutrition Co.	42,721	3,854,289
Mondelez International, Inc. - Class A	132,121	5,435,458

		27,483,104

Health Care Equipment & Supplies—5.1%
Abbott Laboratories	98,166	4,817,987
Becton Dickinson & Co.	41,159	5,830,172
C.R. Bard, Inc.	60,083	10,256,168
Smith & Nephew plc (ADR)	84,570	2,871,152

		23,775,479

Health Care Providers & Services—4.7%
Aetna, Inc.	42,081	5,363,644
Cardinal Health, Inc.	33,175	2,775,089
Express Scripts Holding Co. (a)	33,978	3,022,003
Humana, Inc.	23,999	4,590,529
McKesson Corp.	28,011	6,297,153

		22,048,418

Household Durables—1.1%
Electrolux AB - Series B	91,340	2,857,976
Whirlpool Corp.	12,967	2,243,939

		5,101,915

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—1.0%
Clorox Co. (The)	20,942	$2,178,387
Colgate-Palmolive Co.	36,061	2,358,750

		4,537,137

Industrial Conglomerates—2.1%
3M Co.	24,549	3,787,911
General Electric Co.	220,981	5,871,465

		9,659,376

Insurance—2.6%
Chubb Corp. (The)	85,761	8,159,302
Travelers Cos., Inc. (The)	41,499	4,011,293

		12,170,595

Internet Software & Services—3.2%
eBay, Inc. (a)	44,687	2,691,945
Facebook, Inc. - Class A (a)	63,420	5,439,216
Google, Inc. - Class A (a)	8,634	4,662,706
Google, Inc. - Class C (a)	4,498	2,341,254

		15,135,121

IT Services—3.5%
Automatic Data Processing, Inc.	41,552	3,333,717
DST Systems, Inc.	30,592	3,853,980
Fiserv, Inc. (a)	57,236	4,740,858
International Business Machines Corp.	12,141	1,974,855
Visa, Inc. - Class A	35,560	2,387,854

		16,291,264

Life Sciences Tools & Services—1.1%
Thermo Fisher Scientific, Inc.	39,561	5,133,435

Machinery—1.5%
Ingersoll-Rand plc	69,706	4,699,578
PACCAR, Inc. (b)	35,292	2,251,983

		6,951,561

Media—6.3%
CBS Corp. - Class B	102,937	5,713,004
Gannett Co., Inc. (a)	22,619	316,440
John Wiley & Sons, Inc. - Class A	96,119	5,225,990
Pearson plc	150,962	2,860,826
Scripps Networks Interactive, Inc. - Class A (b)	70,025	4,577,534
TEGNA, Inc.	45,238	1,450,783
Time, Inc.	23,141	532,474
Walt Disney Co. (The)	77,801	8,880,206

		29,557,257

Multiline Retail—0.7%
Nordstrom, Inc.	42,473	3,164,239

Oil, Gas & Consumable Fuels—3.9%
Cabot Oil & Gas Corp.	128,652	4,057,684
Kinder Morgan, Inc.	62,880	2,413,963

Oil, Gas & Consumable Fuels—(Continued)
Marathon Oil Corp.	112,173	2,977,072
Marathon Petroleum Corp.	75,386	3,943,442
Occidental Petroleum Corp.	22,296	1,733,960
Phillips 66	37,529	3,023,336

		18,149,457

Pharmaceuticals—9.5%
AbbVie, Inc.	61,764	4,149,923
Allergan plc (a)	17,029	5,167,620
AstraZeneca plc (ADR)	33,676	2,145,498
Eli Lilly & Co.	54,573	4,556,300
GlaxoSmithKline plc (ADR)	51,487	2,144,434
Mallinckrodt plc (a)	29,366	3,456,966
Merck & Co., Inc.	101,523	5,779,704
Pfizer, Inc.	128,117	4,295,763
Roche Holding AG	6,846	1,922,038
Shire plc	37,399	3,006,250
Zoetis, Inc.	170,276	8,210,709

		44,835,205

Real Estate Investment Trusts—0.1%
OUTFRONT Media, Inc.	10,354	261,335

Road & Rail—1.7%
Norfolk Southern Corp.	38,255	3,341,957
Union Pacific Corp.	47,837	4,562,215

		7,904,172

Semiconductors & Semiconductor Equipment—1.6%
Analog Devices, Inc.	69,684	4,472,667
Broadcom Corp. - Class A	63,434	3,266,217

		7,738,884

Software—3.1%
CDK Global, Inc.	11,941	644,575
Check Point Software Technologies, Ltd. (a) (b)	29,337	2,333,758
Microsoft Corp.	265,303	11,713,128

		14,691,461

Specialty Retail—3.5%
Home Depot, Inc. (The)	33,198	3,689,294
Ross Stores, Inc.	138,918	6,752,804
TJX Cos., Inc. (The)	88,591	5,862,066

		16,304,164

Technology Hardware, Storage & Peripherals—4.4%
Apple, Inc.	106,779	13,392,756
EMC Corp.	186,217	4,914,266
NetApp, Inc.	70,828	2,235,332

		20,542,354

Total Common Stocks (Cost $336,555,600)		464,875,824

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Short-Term Investments—3.6%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—2.7%
State Street Navigator Securities Lending MET Portfolio (c)	12,606,106	$12,606,106

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $4,196,008 on 07/01/15, collateralized by $3,890,000 U.S. Treasury Note at 3.625% due 08/15/19 with a value of $4,282,353.	4,196,008	4,196,008

Total Short-Term Investments (Cost $16,802,114)		16,802,114

Total Investments—102.7% (Cost $353,357,714) (d)		481,677,938
Other assets and liabilities (net)—(2.7)%		(12,501,380)

Net Assets—100.0%		$469,176,558

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $14,854,290 and the collateral received consisted of cash in the amount of $12,606,106 and non-cash collateral with a value of $2,649,049. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $353,357,714. The aggregate unrealized appreciation and depreciation of investments were $132,351,452 and $(4,031,228), respectively, resulting in net unrealized appreciation of $128,320,224.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$9,637,482	$—	$—	$9,637,482
Auto Components	2,676,084	—	—	2,676,084
Banks	37,101,155	—	—	37,101,155
Beverages	11,144,520	—	—	11,144,520
Biotechnology	13,653,258	—	—	13,653,258
Building Products	2,894,757	—	—	2,894,757
Capital Markets	14,767,846	—	—	14,767,846
Chemicals	15,865,847	6,124,094	—	21,989,941
Communications Equipment	4,324,657	—	—	4,324,657
Consumer Finance	8,639,442	—	—	8,639,442
Diversified Consumer Services	1,207,886	—	—	1,207,886

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electric Utilities	$6,700,997	$—	$—	$6,700,997
Electrical Equipment	3,961,765	—	—	3,961,765
Energy Equipment & Services	3,035,808	—	—	3,035,808
Food & Staples Retailing	11,704,293	—	—	11,704,293
Food Products	27,483,104	—	—	27,483,104
Health Care Equipment & Supplies	23,775,479	—	—	23,775,479
Health Care Providers & Services	22,048,418	—	—	22,048,418
Household Durables	2,243,939	2,857,976	—	5,101,915
Household Products	4,537,137	—	—	4,537,137
Industrial Conglomerates	9,659,376	—	—	9,659,376
Insurance	12,170,595	—	—	12,170,595
Internet Software & Services	15,135,121	—	—	15,135,121
IT Services	16,291,264	—	—	16,291,264
Life Sciences Tools & Services	5,133,435	—	—	5,133,435
Machinery	6,951,561	—	—	6,951,561
Media	26,696,431	2,860,826	—	29,557,257
Multiline Retail	3,164,239	—	—	3,164,239
Oil, Gas & Consumable Fuels	18,149,457	—	—	18,149,457
Pharmaceuticals	39,906,917	4,928,288	—	44,835,205
Real Estate Investment Trusts	261,335	—	—	261,335
Road & Rail	7,904,172	—	—	7,904,172
Semiconductors & Semiconductor Equipment	7,738,884	—	—	7,738,884
Software	14,691,461	—	—	14,691,461
Specialty Retail	16,304,164	—	—	16,304,164
Technology Hardware, Storage & Peripherals	20,542,354	—	—	20,542,354
Total Common Stocks	448,104,640	16,771,184	—	464,875,824
Short-Term Investments
Mutual Fund	12,606,106	—	—	12,606,106
Repurchase Agreement	—	4,196,008	—	4,196,008
Total Short-Term Investments	12,606,106	4,196,008	—	16,802,114
Total Investments	$460,710,746	$20,967,192	$—	$481,677,938

Collateral for securities loaned (Liability)	$—	$(12,606,106)	$—	$(12,606,106)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Fund Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$481,677,938
Cash	23,281
Receivable for:
Investments sold	2,450,885
Fund shares sold	131,812
Dividends	538,536

Total Assets	484,822,452
Liabilities
Collateral for securities loaned	12,606,106
Payables for:
Investments purchased	2,222,413
Fund shares redeemed	339,197
Accrued expenses:
Management fees	244,056
Distribution and service fees	18,422
Deferred trustees’ fees	76,980
Other expenses	138,720

Total Liabilities	15,645,894

Net Assets	$469,176,558

Net assets consist of:
Paid in surplus	$322,094,389
Undistributed net investment income	2,590,736
Accumulated net realized gain	16,170,744
Unrealized appreciation on investments and foreign currency transactions	128,320,689

Net Assets	$469,176,558

Net Assets
Class A	$380,811,794
Class B	88,364,764
Capital Shares Outstanding*
Class A	28,979,196
Class B	6,822,747
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.14
Class B	12.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $353,357,714.
(b)	Includes securities loaned at value of $14,854,290.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$4,396,170
Securities lending income	22,781

Total investment income	4,418,951
Expenses
Management fees	1,599,782
Administration fees	5,867
Custodian and accounting fees	26,703
Distribution and service fees—Class B	109,336
Audit and tax services	20,058
Legal	14,292
Trustees’ fees and expenses	19,699
Shareholder reporting	31,723
Insurance	1,528
Miscellaneous	6,518

Total expenses	1,835,506
Less management fee waiver	(119,246)
Less broker commission recapture	(22,960)

Net expenses	1,693,300

Net Investment Income	2,725,651

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,722,083
Foreign currency transactions	(10,479)

Net realized gain	16,711,604

Net change in unrealized appreciation (depreciation) on:
Investments	(13,932,510)
Foreign currency transactions	459

Net change in unrealized depreciation	(13,932,051)

Net realized and unrealized gain	2,779,553

Net Increase in Net Assets From Operations	$5,505,204

(a)	Net of foreign withholding taxes of $19,669.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Fund Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,725,651	$5,756,434
Net realized gain	16,711,604	43,905,868
Net change in unrealized appreciation (depreciation)	(13,932,051)	1,072,376

Increase in net assets from operations	5,505,204	50,734,678

From Distributions to Shareholders
Net investment income
Class A	(4,801,969)	(6,786,696)
Class B	(924,949)	(1,198,381)
Net realized capital gains
Class A	(35,466,716)	(112,709,894)
Class B	(8,324,538)	(22,654,500)

Total distributions	(49,518,172)	(143,349,471)

Increase in net assets from capital share transactions	28,007,489	91,558,397

Total decrease in net assets	(16,005,479)	(1,056,396)

Net Assets
Beginning of period	485,182,037	486,238,433

End of period	$469,176,558	$485,182,037

Undistributed net investment income
End of period	$2,590,736	$5,592,003

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	122,108	$1,778,745	298,155	$4,394,024
Reinvestments	3,009,618	40,268,685	9,170,882	119,496,590
Redemptions	(1,649,658)	(24,022,566)	(3,933,324)	(58,681,345)

Net increase	1,482,068	$18,024,864	5,535,713	$65,209,269

Class B
Sales	693,560	$9,972,600	1,389,118	$21,148,481
Reinvestments	701,250	9,249,487	1,853,370	23,852,881
Redemptions	(643,366)	(9,239,462)	(1,267,672)	(18,652,234)

Net increase	751,444	$9,982,625	1,974,816	$26,349,128

Increase derived from capital shares transactions		$28,007,489		$91,558,397

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Fund Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.49		$18.69	$14.54	$13.35	$14.15	$12.28

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.19	0.22	0.23	0.22	0.18
Net realized and unrealized gain (loss) on investments	0.10		1.26	4.47	1.18	(0.85)	1.80

Total from investment operations	0.19		1.45	4.69	1.41	(0.63)	1.98

Less Distributions
Distributions from net investment income	(0.18)		(0.32)	(0.54)	(0.22)	(0.17)	(0.11)
Distributions from net realized capital gains	(1.36)		(5.33)	0.00	0.00	0.00	0.00

Total distributions	(1.54)		(5.65)	(0.54)	(0.22)	(0.17)	(0.11)

Net Asset Value, End of Period	$13.14		$14.49	$18.69	$14.54	$13.35	$14.15

Total Return (%) (b)	1.14	(c)	11.16	33.08	10.59	(4.55)	16.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.72	0.70	0.68	0.69	0.69
Net ratio of expenses to average net assets (%) (e)	0.67	(d)	0.67	0.66	0.66	0.68	0.67
Ratio of net investment income to average net assets (%)	1.19	(d)	1.24	1.34	1.60	1.56	1.46
Portfolio turnover rate (%)	14	(c)	24	11	49	20	10
Net assets, end of period (in millions)	$380.8		$398.4	$410.4	$875.1	$789.0	$938.0

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.29		$18.50	$14.40	$13.22	$14.04	$12.20

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.15	0.18	0.19	0.19	0.15
Net realized and unrealized gain (loss) on investments	0.10		1.25	4.42	1.18	(0.86)	1.79

Total from investment operations	0.17		1.40	4.60	1.37	(0.67)	1.94

Less Distributions
Distributions from net investment income	(0.15)		(0.28)	(0.50)	(0.19)	(0.15)	(0.10)
Distributions from net realized capital gains	(1.36)		(5.33)	0.00	0.00	0.00	0.00

Total distributions	(1.51)		(5.61)	(0.50)	(0.19)	(0.15)	(0.10)

Net Asset Value, End of Period	$12.95		$14.29	$18.50	$14.40	$13.22	$14.04

Total Return (%) (b)	1.00	(c)	10.93	32.71	10.38	(4.87)	15.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.97	0.95	0.93	0.94	0.94
Net ratio of expenses to average net assets (%) (e)	0.92	(d)	0.92	0.91	0.91	0.93	0.92
Ratio of net investment income to average net assets (%)	0.94	(d)	0.99	1.09	1.34	1.37	1.20
Portfolio turnover rate (%)	14	(c)	24	11	49	20	10
Net assets, end of period (in millions)	$88.4		$86.7	$75.8	$57.1	$61.6	$32.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $4,196,008, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MIST-14

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$65,033,207	$0	$87,165,947

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$1,599,782	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.600%	$500 million to $2 billion
	0.550%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pioneer Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-15

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $400 million
0.050%	$400 million to $500 million
0.050%	$900 million to $2 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$7,985,077	$14,331,445	$135,364,394	$—	$143,349,471	$14,331,445

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,797,694	$43,560,065	$141,805,585	$—	$191,163,344

MIST-16

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the Pioneer Strategic Income Portfolio returned 0.94%, 0.80%, and 0.89%, respectively. The Portfolio’s benchmark, the Barclays U.S. Universal Index1, returned 0.30%.

MARKET ENVIRONMENT / CONDITIONS

Diverging central bank policies, a recovery in oil prices, and improving second quarter developed market growth and inflation expectations, drove market returns. The Federal Reserve continued to communicate its bias to tightening monetary policy later in 2015, albeit at a slower pace in light of first quarter weakness. This tightening bias contributed to strong U.S. dollar performance, particularly in the first quarter, and may have marked the potential beginning of a tightening cycle in U.S. interest rates. U.S. equities posted modest returns, as earnings were pressured by the appreciating U.S. dollar. In contrast, non-U.S. central banks, most notably the European Central Bank (the “ECB”), the Bank of China, and the Bank of Japan, continued on their paths of monetary easing to support economic recovery, or in the case of China, to slow the rate of decline in economic growth. Most notably, ECB monetary policy coupled with a weaker euro and lower oil prices, contributed to an improved economic and higher inflation outlook for Europe, which in turn drove a record mid-April surge in the yield of the German Bund. This rise also contributed to higher U.S. yields. Higher risk fixed income and emerging market assets, particularly Russia, benefited from the rebound in oil prices, as well as the continued demand for yield.

In a period marked by a significant increase in interest rate volatility, longer term 10 and 30-year U.S. Treasury nominal yields ultimately rose and the yield curve steepened during the first half of the year, reflecting increased inflation expectations (and rising real yields for the 30-year). The 10-year yield rose from 2.17% to 2.33%; and the 30-year yield rose from 2.75% to 3.10%. Higher volatility and increased supply hurt Agency Mortgage-Backed Securities (“MBS”), which returned 0.31% for a -0.45% excess return over Treasuries of similar maturities. Commercial Mortgage-Backed Securities (“CMBS”) returned 0.69% for an almost flat 0.05% excess return; while they outperformed in the first quarter, they gave back most of these gains in June on heavy supply and deteriorating underwriting standards.

Investment Grade Corporates underperformed all other credit asset classes, returning -0.92% for a -0.62% excess return. The sector was weighed down by its relatively longer duration, spreads that were below long-term averages, and higher rate sensitivity, and a heavy new issue calendar. Within Investment Grade Corporates, Financials outperformed with a -0.32% excess return, compared to -0.68% for Industrials and -1.48% for longer duration Utilities.

High Yield Corporates enjoyed strong performance for the period, reflecting the recovery in oil prices in the first quarter from the second half sell-off in 2014 and continued demand for yield. High Yield returned 2.49% for a 1.80% excess return as spreads ultimately remained relatively unchanged, falling 4 bps to 500 bps at the end of June. This performance reflected a weaker ending in June, as interest rates rose, oil prices fell and the Greece creditor negotiations contributed to a flight to quality. High Yield Convertibles were down 2.37%, worse than either High Yield Corporates or the S&P 500 Index, which returned 1.23%.

Among floating rate assets, Bank Loans enjoyed very strong relative performance, returning 2.96%, benefiting from demand for yield and continued Collateralized Loan Obligation (“CLO”) demand. Non-Agency Floating Rate Home Equity Asset-Backed Securities returned 0.67% and Event-Linked (Catastrophe) Bonds returned 0.71%. More duration-sensitive Emerging Markets Sovereigns returned 0.98%, while Emerging Market Corporates outperformed, returning 3.70%. Emerging Market Corporates benefited from recovering oil prices and better than expected growth in Russia. Diverging monetary policies and relative economic strength drove the outperformance of the U.S. dollar relative to most developed and emerging market currencies. The U.S. dollar rose 8.53% vs. the euro and 2.27% vs. the Yen.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Sector allocation was the major contributor to performance. Relative quality and security selection had a significant positive impact, while duration positioning was modestly positive. Sector allocation benefited primarily from the 8.0% allocation to Bank Loans. The 2.8% Convertibles exposure outperformed, as the Convertible securities held in the Portfolio significantly outperformed the High Yield Convertibles market. In addition, the 1.9% allocation to Preferred Stock and the 4.9% exposure to Non-Agency MBS contributed to performance. The relative quality effect reflected the benefit of the overweight to High Yield Industrials, as well as of the lower relative quality within Financials and Agencies. Security selection benefited from strong performance of Industrials, particularly Energy and Emerging Market Corporates, and of Financials. The average 1.65 year relative short duration position benefited from rising rates.

Yield curve positioning and the currency effect detracted from performance. The barbelled yield curve position underperformed as the yield curve steepened, as the Portfolio held allocations to the short end and longer term maturities. The currency effect benefited from long Norwegian Krone/short Euro position, but this benefit was more than offset by the negative impact of the exposures to the Mexican peso, the Indonesian rupiah, and the Romanian leu.

During the period, the strategy used Treasury Futures to manage duration and yield curve positioning, and Currency Forwards to establish positions in currencies that may not offer viable or attractive local currency cash bond investments, as well as to hedge out currency risk. Over the period, we held average long positions in Ultra-Long Bond Futures, and short positions in 2-year, 5-year, 10-year and 30-year Treasury Futures. Gross and net average notional

MIST-1

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

exposures to Treasury Futures over the first half were 24% and -21% of market value, respectively; these positions hurt performance by 23 basis points (“bps”), as the yield curve steepened.

We also held Currency Forwards in developed and emerging market currencies, and used them to both hedge currency exposures in cash bonds, and to establish active currency positions. Non-dollar Currency Forward gross and net average notional exposures were 4.5% and
-4.1% of market value for the period; these exposures added 36 bps to performance.

Finally, we held a 1.80% average exposure in the quarter to High Yield Credit Default Swap Index (CDX), and a 0.2% position in a single name Credit Default Swaps; together these exposures contributed 3 bps to performance.

The most significant change in Portfolio positioning over the period was the lengthening of portfolio duration. As interest rates rose over the quarter, the Portfolio’s duration was increased from 3.66 years to 4.09 years, for a relative short duration position vs. the Barclays U.S. Universal Index of 1.39 years, compared to 1.76 years at the beginning of the period. The Portfolio also reduced credit risk relative to the benchmark, by adding cash and U.S. Treasury exposure, while reducing Investment Grade and High Yield Corporate exposure. The Portfolio added high quality Non-Agency MBS exposure, by reducing Agency MBS exposure, as relative value favored these newly underwritten jumbo prime pools.

At the end of the period, the Portfolio duration stood at 4.09 years, compared to 5.48 years for the Index. With respect to sector exposures, we continued to position the Portfolio for a rising interest rate environment, with an underweight to governments and overweights to credit sectors, including approximately 37% in diversified non-investment grade sectors. The Portfolio held 3.4% in U.S. Treasuries, representing a 27% underweight relative to the Index. We believed U.S. Treasuries offer little value to investors. The Portfolio held its largest overweight to High Yield Corporate issuers, which including 8% in non-benchmark Bank Loans, totals 20% of the Portfolio, compared to the Index weight of 5.8%. Given our more constructive view of the U.S. dollar and of the U.S. economy, the Portfolio held a small net non-U.S. dollar exposure of 2.6%, which is significantly lower than its average historical non-dollar currency position. In addition, the Portfolio continued to hold a relative overweight to U.S. sectors and underweight to other developed market sectors, with total U.S. exposure at 77%. We remained selective with respect to Emerging Markets exposure, in light of the less compelling yield advantage over U.S. assets, stronger U.S. growth, and weaker commodities prices. Emerging Markets country exposure was 11%, for a 3% overweight relative to the Index at period end.

Ken Taubes

Andrew Feltus

Charles Melchreit

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Strategic Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. UNIVERSAL INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Strategic Income Portfolio
Class A	0.94	0.39	5.78	6.63	—
Class B	0.80	0.15	—	—	3.42
Class E	0.89	0.24	5.65	—	6.84
Barclays U.S. Universal Index	0.30	1.61	3.81	4.68	—

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2 Inception dates of the Class A, Class B and Class E shares are 6/16/1994, 7/17/2013 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Sectors

% of Net Assets
Corporate Bonds & Notes	41.4
U.S. Treasury & Government Agencies	20.5
Mortgage-Backed Securities	9.2
Floating Rate Loans	8.0
Asset-Backed Securities	4.4
Foreign Government	4.0
Municipals	3.2
Preferred Stocks	1.7
Convertible Bonds	1.5
Convertible Preferred Stocks	0.5

MIST-3

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Strategic Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A	Actual	0.62%	$1,000.00	$1,009.40	$3.09
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B	Actual	0.87%	$1,000.00	$1,008.00	$4.33
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

Class E	Actual	0.77%	$1,000.00	$1,008.90	$3.84
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—41.4% of Net Assets

Security Description	Principal Amount*	Value

Agriculture—0.5%
Alliance One International, Inc. 9.875%, 07/15/21 (a)	1,875,000	$1,640,625
Lorillard Tobacco Co. 3.750%, 05/20/23	800,000	777,542
MHP S.A. 8.250%, 04/02/20 (144A)	1,800,000	1,440,000
Viterra, Inc. 5.950%, 08/01/20 (144A)	2,760,000	3,034,317

		6,892,484

Airlines—0.5%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	765,978	783,213
Delta Air Lines Pass-Through Trust 4.950%, 05/23/19	409,918	434,513
6.375%, 01/02/16 (144A)	725,000	741,312
Hawaiian Airlines Pass-Through Certificates 3.900%, 01/15/26	459,662	459,662
Latam Airlines Pass-Through Trust 4.200%, 11/15/27 (144A)	2,900,000	2,867,375
TAM Capital 3, Inc. 8.375%, 06/03/21 (144A) (a)	660,000	686,400

		5,972,475

Auto Manufacturers—0.1%
Hyundai Capital Services, Inc. 3.500%, 09/13/17 (144A)	660,000	683,391
Navistar International Corp. 8.250%, 11/01/21 (a)	1,255,000	1,192,250

		1,875,641

Auto Parts & Equipment—0.0%
Commercial Vehicle Group, Inc. 7.875%, 04/15/19	250,000	256,250

Banks—5.6%
Alfa Bank OJSC Via Alfa Bond Issuance plc 7.500%, 09/26/19 (144A) (a)	2,150,000	2,064,000
8.625%, 04/26/16 (144A) (RUB)	41,800,000	734,729
Australia & New Zealand Banking Group, Ltd. 4.500%, 03/19/24 (144A) (a)	1,470,000	1,478,178
Banco de Credito del Peru 6.875%, 09/16/26 (144A) (a) (b)	1,915,000	2,125,650
Banco Nacional de Costa Rica 4.875%, 11/01/18 (144A)	1,000,000	1,007,500
Banco Santander S.A. 6.375%, 05/19/19 (b)	1,400,000	1,365,353
Bank of America Corp. 6.110%, 01/29/37	950,000	1,064,777
6.250%, 09/05/24 (b)	2,750,000	2,737,982
6.500%, 10/23/24 (b)	3,575,000	3,700,125
Bank of New York Mellon Corp. (The) 4.500%, 06/20/23 (b)	925,000	855,625

Banks—(Continued)
BBVA Bancomer S.A. 4.375%, 04/10/24 (144A)	650,000	657,800
5.350%, 11/12/29 (144A) (a) (b)	400,000	398,000
6.500%, 03/10/21 (144A)	4,110,000	4,449,075
Capital One Financial Corp. 5.550%, 06/01/20 (a) (b)	3,350,000	3,320,687
Citigroup, Inc. 5.900%, 02/15/23 (b)	1,275,000	1,255,875
5.950%, 01/30/23 (b)	3,016,000	2,970,760
Credit Agricole S.A. 6.625%, 09/23/19 (144A) (a) (b)	3,325,000	3,245,200
Goldman Sachs Group, Inc. (The) 5.200%, 12/17/19 (NZD)	2,480,000	1,735,389
6.450%, 05/01/36	875,000	987,360
6.750%, 10/01/37	600,000	703,769
Intesa Sanpaolo S.p.A. 3.625%, 08/12/15 (144A)	911,000	913,257
6.500%, 02/24/21 (144A)	1,175,000	1,340,427
JPMorgan Chase & Co. 4.250%, 11/02/18 (NZD)	2,600,000	1,776,611
6.750%, 02/01/24 (b)	5,664,000	6,051,587
Macquarie Bank, Ltd. 4.875%, 06/10/25 (144A)	2,100,000	2,066,442
Morgan Stanley 4.100%, 05/22/23	2,500,000	2,504,672
4.875%, 11/01/22	450,000	478,669
5.550%, 07/15/20 (b)	325,000	322,644
6.625%, 04/01/18	714,000	801,148
Nordea Bank AB 4.250%, 09/21/22 (144A)	3,400,000	3,482,263
Oversea-Chinese Banking Corp., Ltd. 4.000%, 10/15/24 (144A) (a) (b)	800,000	819,188
PNC Financial Services Group, Inc. (The) 6.750%, 08/01/21 (a) (b)	1,970,000	2,181,775
Scotia Bank Peru DPR Finance Co. 3.036%, 03/15/17 (144A) (b)	368,421	368,282
Scotiabank Peru S.A. 4.500%, 12/13/27 (144A) (b)	1,900,000	1,866,750
Standard Chartered plc 3.950%, 01/11/23 (144A) (a)	3,275,000	3,196,027
UBS AG 7.625%, 08/17/22	2,850,000	3,340,197
VTB Bank OJSC Via VTB Capital S.A. 6.000%, 04/12/17 (144A)	1,000,000	1,002,100
6.950%, 10/17/22 (144A) (a)	1,100,000	988,878

		70,358,751

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,254,000	1,488,432
Constellation Brands, Inc. 4.750%, 11/15/24	455,000	456,137

		1,944,569

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—1.0%
Building Materials Corp. of America 5.375%, 11/15/24 (144A)	1,640,000	$1,610,234
Cemex Espana S.A. 9.875%, 04/30/19 (144A)	1,420,000	1,553,764
Cemex S.A.B. de C.V. 7.250%, 01/15/21 (144A) (a)	800,000	844,160
Desarrolladora Homex S.A.B. de C.V. 9.500%, 12/11/19 (144A) (c) (d)	855,000	51,385
9.750%, 03/25/20 (144A) (c) (d)	655,000	46,571
Elementia S.A.B. de C.V. 5.500%, 01/15/25 (144A) (a)	1,530,000	1,549,125
Holcim U.S. Finance Sarl & Cie SCS 6.000%, 12/30/19 (144A)	225,000	254,125
Masco Corp. 5.950%, 03/15/22	1,425,000	1,599,562
7.125%, 03/15/20	2,905,000	3,369,800
Owens Corning 4.200%, 12/01/24	1,100,000	1,079,725
Union Andina de Cementos SAA 5.875%, 10/30/21 (144A) (a)	770,000	778,662

		12,737,113

Chemicals—1.2%
Agrium, Inc. 5.250%, 01/15/45	4,475,000	4,519,356
Eastman Chemical Co. 4.800%, 09/01/42	740,000	709,779
EuroChem Mineral & Chemical Co. OJSC via EuroChem Global Investments, Ltd. 5.125%, 12/12/17 (144A)	600,000	596,256
Hexion, Inc. 8.875%, 02/01/18	640,000	577,600
9.000%, 11/15/20	655,000	471,600
Ineos Finance plc 4.000%, 05/01/23 (144A) (EUR)	2,505,000	2,653,287
Methanex Corp. 4.250%, 12/01/24	1,225,000	1,214,516
NOVA Chemicals Corp. 5.000%, 05/01/25 (144A)	645,000	647,419
Phosagro OAO via Phosagro Bond Funding, Ltd. 4.204%, 02/13/18 (144A)	900,000	863,118
Platform Specialty Products Corp. 6.500%, 02/01/22 (144A)	625,000	645,313
PSPC Escrow Corp. 6.000%, 02/01/23 (144A) (EUR)	190,000	214,024
Rain CII Carbon LLC / CII Carbon Corp. 8.000%, 12/01/18 (144A)	1,275,000	1,243,125
Rentech Nitrogen Partners L.P. / Rentech Nitrogen Finance Corp. 6.500%, 04/15/21 (144A)	360,000	360,000

		14,715,393

Coal—0.0%
Alpha Natural Resources, Inc. 6.000%, 06/01/19	820,000	53,300

Coal—(Continued)
DTEK Finance plc 7.875%, 04/04/18 (144A)	200,000	90,000

		143,300

Commercial Services—1.2%
Amherst College 3.794%, 11/01/42	400,000	375,990
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19	950,000	1,057,262
Bowdoin College 4.693%, 07/01/2112	800,000	669,122
Massachusetts Institute of Technology 5.600%, 07/01/2111	800,000	960,761
Pontis III, Ltd. Zero Coupon, 06/08/25 (144A) (e)	715,000	711,425
President and Fellows of Harvard College 2.300%, 10/01/23	1,000,000	939,678
Red de Carreteras de Occidente SAPIB de C.V. 9.000%, 06/10/28 (144A) (MXN)	15,000,000	932,955
Rent-A-Center, Inc. 6.625%, 11/15/20 (a)	350,000	342,125
SFX Entertainment, Inc. 9.625%, 02/01/19 (144A)	2,950,000	2,588,625
Tufts University 5.017%, 04/15/2112	2,700,000	2,711,051
University of Southern California 5.250%, 10/01/2111	550,000	646,553
Verisk Analytics, Inc. 5.500%, 06/15/45	1,925,000	1,893,234
William Marsh Rice University 4.626%, 05/15/63	900,000	917,878

		14,746,659

Computers—0.5%
Brocade Communications Systems, Inc. 4.625%, 01/15/23	550,000	532,125
NCR Corp. 6.375%, 12/15/23	1,085,000	1,150,100
Seagate HDD Cayman 4.750%, 06/01/23	3,165,000	3,214,589
4.875%, 06/01/27 (144A)	1,800,000	1,749,719

		6,646,533

Diversified Financial Services—2.9%
Ally Financial, Inc. 4.625%, 05/19/22	400,000	395,000
4.625%, 03/30/25	500,000	476,250
Alterra Finance LLC 6.250%, 09/30/20	2,100,000	2,411,676
Atlas Reinsurance VII, Ltd. 8.154%, 01/07/16 (144A) (b)	250,000	250,075
Ausdrill Finance Pty, Ltd. 6.875%, 11/01/19 (144A)	810,000	680,400

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Blackstone Holdings Finance Co. LLC 6.250%, 08/15/42 (144A)	2,915,000	$3,402,653
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros 5.500%, 07/16/20 (144A) (a)	2,000,000	2,120,000
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A)	2,345,000	2,579,901
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	3,501,157
Eden Re II, Ltd. Zero Coupon, 04/19/18 (144A)	1,300,000	1,331,200
Fly Leasing, Ltd. 6.750%, 12/15/20 (a)	770,000	793,100
Grain Spectrum Funding II LLC 3.290%, 10/10/19 (144A)	988,705	978,818
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	3,750,000	3,795,694
Legg Mason, Inc. 5.625%, 01/15/44	1,150,000	1,226,982
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	1,400,000	1,573,116
6.250%, 01/14/21 (144A)	400,000	456,078
Magnesita Finance, Ltd. 8.625%, 04/05/17 (144A)	750,000	607,425
Mythen Re, Ltd. 8.646%, 01/05/17 (144A) (b)	1,200,000	1,205,280
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 06/01/22 (a)	835,000	762,981
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.875%, 04/15/45 (144A)	1,825,000	1,654,760
Sector Re V, Ltd. Zero Coupon, 12/01/19 (144A)	750,000	790,725
Zero Coupon, 03/01/20 (144A)	850,000	856,060
SUAM Finance B.V. 4.875%, 04/17/24 (144A) (a)	975,000	982,313
TD Ameritrade Holding Corp. 3.625%, 04/01/25	2,500,000	2,538,867
Vita Capital V, Ltd. 2.758%, 01/15/17 (144A) (b)	500,000	506,450
3.458%, 01/15/17 (144A) (b)	1,000,000	1,012,700

		36,889,661

Electric—2.1%
Consolidated Edison Co. of New York, Inc. 4.625%, 12/01/54	3,225,000	3,140,224
Electricite de France S.A. 5.250%, 01/29/23 (144A) (a) (b)	950,000	951,188
6.000%, 01/22/14 (144A) (a)	4,000,000	4,259,076
Empresa Electrica Angamos S.A. 4.875%, 05/25/29 (144A)	1,670,000	1,642,361
Enel S.p.A. 8.750%, 09/24/73 (144A) (b)	2,090,000	2,398,275

Electric—(Continued)
FPL Energy American Wind LLC 6.639%, 06/20/23 (144A)	186,135	191,286
FPL Energy Wind Funding LLC 6.876%, 06/27/17 (144A)	71,586	71,765
Iberdrola International B.V. 6.750%, 07/15/36 (a)	2,125,000	2,604,309
InterGen NV 7.000%, 06/30/23 (144A)	700,000	623,000
Israel Electric Corp., Ltd. 6.700%, 02/10/17 (144A) (a)	770,000	818,125
7.250%, 01/15/19 (144A)	845,000	952,738
9.375%, 01/28/20 (144A)	410,000	509,425
Kiowa Power Partners LLC 5.737%, 03/30/21 (144A)	686,564	741,283
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	759,869	875,273
Public Service Co. of New Mexico 7.950%, 05/15/18	625,000	727,298
RJS Power Holdings LLC 5.125%, 07/15/19 (144A)	1,965,000	1,925,700
Southern California Edison Co. 6.250%, 02/01/22 (b)	1,575,000	1,738,800
Star Energy Geothermal Wayang Windu, Ltd. 6.125%, 03/27/20 (144A) (a)	1,300,000	1,241,500
West Penn Power Co. 5.950%, 12/15/17 (144A)	1,197,000	1,311,069

		26,722,695

Electrical Components & Equipment—0.0%
Legrand France S.A. 8.500%, 02/15/25	20,000	27,027

Electronics—0.2%
Flextronics International, Ltd. 4.625%, 02/15/20 (a)	780,000	797,550
5.000%, 02/15/23	1,300,000	1,325,415

		2,122,965

Energy-Alternate Sources—0.1%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	273,659	318,102
TerraForm Power Operating LLC 5.875%, 02/01/23 (144A)	760,000	771,400

		1,089,502

Engineering & Construction—0.3%
Abengoa Finance SAU 8.875%, 11/01/17 (144A) (a)	500,000	520,000
Aguila 3 S.A. 7.875%, 01/31/18 (144A)	400,000	396,000
Dycom Investments, Inc. 7.125%, 01/15/21	1,000,000	1,045,000

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
Empresas ICA S.A.B. de C.V. 8.375%, 07/24/17 (144A)	550,000	$533,500
8.900%, 02/04/21 (144A)	1,500,000	1,290,000

		3,784,500

Entertainment—0.3%
GLP Capital L.P. / GLP Financing II, Inc. 4.875%, 11/01/20 (a)	985,000	1,002,237
Mashantucket Western Pequot Tribe 6.500%, 07/01/36 (f) (g)	21,885	219
Scientific Games International, Inc. 10.000%, 12/01/22 (a)	2,600,000	2,489,500

		3,491,956

Food—1.1%
BRF S.A. 3.950%, 05/22/23 (144A)	600,000	567,750
CFG Investment SAC 9.750%, 07/30/19 (144A)	995,000	966,145
Grupo Bimbo S.A.B. de C.V. 3.875%, 06/27/24 (144A)	1,800,000	1,794,006
JBS Investments GmbH 7.750%, 10/28/20 (144A) (a)	890,000	967,875
JBS USA LLC / JBS USA Finance, Inc. 5.750%, 06/15/25 (144A) (a)	795,000	785,818
Marfrig Holding Europe B.V. 6.875%, 06/24/19 (144A)	2,885,000	2,747,962
8.375%, 05/09/18 (144A)	1,200,000	1,208,640
Marfrig Overseas, Ltd. 9.500%, 05/04/20 (144A)	825,000	842,903
Minerva Luxembourg S.A. 7.750%, 01/31/23 (144A)	1,950,000	1,964,625
12.250%, 02/10/22 (144A)	800,000	880,400
Post Holdings, Inc. 6.750%, 12/01/21 (144A)	1,235,000	1,235,000

		13,961,124

Forest Products & Paper—0.3%
International Paper Co. 3.800%, 01/15/26 (a)	500,000	489,894
6.000%, 11/15/41	1,800,000	1,940,629
Resolute Forest Products, Inc. 5.875%, 05/15/23	1,880,000	1,710,800

		4,141,323

Gas—0.2%
Nakilat, Inc. 6.067%, 12/31/33 (144A)	520,000	599,950
6.267%, 12/31/33 (144A)	1,218,026	1,405,297
Transportadora de Gas del Peru S.A. 4.250%, 04/30/28 (144A)	1,000,000	982,500

		2,987,747

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc. 5.750%, 12/15/53 (b)	1,525,000	1,643,188

Healthcare-Services—0.2%
HCA, Inc. 6.500%, 02/15/20	350,000	391,125
7.690%, 06/15/25	50,000	56,750
8.360%, 04/15/24	50,000	59,000
Kindred Healthcare, Inc. 6.375%, 04/15/22	600,000	599,250
NYU Hospitals Center 4.428%, 07/01/42	1,800,000	1,708,794

		2,814,919

Home Builders—0.6%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 07/01/22 (144A)	1,000,000	985,000
DR Horton, Inc. 5.750%, 08/15/23	1,375,000	1,454,062
KB Home 7.000%, 12/15/21	1,800,000	1,858,500
Meritage Homes Corp. 7.000%, 04/01/22	2,500,000	2,668,750

		6,966,312

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A) (a)	1,300,000	1,243,606

Household Products/Wares—0.2%
Controladora Mabe S.A. de C.V. 7.875%, 10/28/19 (144A)	2,121,000	2,393,262

Insurance—4.8%
Alamo Re, Ltd. 5.900%, 06/07/18 (144A) (b)	400,000	397,520
Aquarius + Investments plc for Swiss Reinsurance Co., Ltd. 6.375%, 09/01/24 (b)	2,700,000	2,791,821
Arlington Segregated Account (Kane SAC, Ltd.) Zero Coupon, 08/01/15 (g)	600,000	683,520
Zero Coupon, 08/31/16	300,000	302,220
AXA S.A. 8.600%, 12/15/30	1,320,000	1,769,005
Blue Danube II, Ltd. 4.368%, 05/23/16 (144A) (b)	1,250,000	1,242,875
Brown & Brown, Inc. 4.200%, 09/15/24 (a)	3,000,000	2,961,243
Caelus Re, Ltd. 5.250%, 03/07/16 (144A) (b)	1,150,000	1,127,920
6.850%, 04/07/17 (144A) (b)	1,050,000	1,053,150
Carnoustie Segregated Account (Kane SAC, Ltd.) Zero Coupon, 02/19/16 (g)	1,200,000	1,277,280
Clarendon Segregated Account (Kane SAC, Ltd.) Zero Coupon, 06/15/16 (g)	400,000	384,120

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Compass Re II, Ltd. Zero Coupon, 12/08/15 (144A) (b)	400,000	$380,960
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,595,354
East Lane Re V, Ltd. 9.000%, 03/16/16 (144A) (b)	250,000	252,150
Embarcadero Reinsurance, Ltd. 5.000%, 08/07/15 (144A) (b)	1,500,000	1,499,850
Exeter Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	1,644,300	1,658,934
Galileo Re, Ltd. 7.400%, 01/09/17 (144A) (b)	1,000,000	1,006,600
Golden State RE II, Ltd. 2.200%, 01/08/19 (144A) (b)	1,000,000	992,200
Gullane Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/23/17 (g)	1,900,000	1,996,520
Hereford Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	504,600	510,706
Ibis Re II, Ltd. 4.000%, 06/28/16 (144A) (b)	750,000	747,000
4.500%, 06/28/16 (144A) (b)	250,000	247,725
Kilimanjaro Re, Ltd. 3.750%, 11/25/19 (144A) (b)	1,050,000	1,036,245
4.500%, 04/30/18 (144A) (b)	250,000	239,600
4.750%, 04/30/18 (144A) (b)	1,900,000	1,829,320
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	3,175,944
Loma Reinsurance, Ltd. 8.260%, 01/08/18 (144A) (b)	300,000	307,650
Longpoint Re, Ltd. III 4.200%, 05/18/16 (144A) (b)	825,000	821,865
LRE 2015 Segregated Account (Prime Bermuda) Zero Coupon, 03/30/18 (g)	750,000	762,525
Merna Re V, Ltd. 2.000%, 04/07/17 (144A) (b)	1,000,000	995,300
Muirfield Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	800,400	806,803
Mythen Re, Ltd. 8.000%, 07/09/15 (144A) (b)	1,050,000	1,050,105
Northshore Re, Ltd. 7.250%, 07/05/16 (144A) (b)	1,100,000	1,114,300
OneBeacon U.S. Holdings, Inc. 4.600%, 11/09/22	1,500,000	1,529,313
Pangaea Re Segregated Account (Kane SAC, Ltd.) Zero Coupon, 02/01/19 (g)	1,200,000	1,269,720
Pangaea Segregated Account (Kane SAC, Ltd.) Zero Coupon, 11/20/19	1,000,000	1,007,900
Prudential Financial, Inc. 5.625%, 06/15/43 (b)	1,750,000	1,813,875
5.875%, 09/15/42 (b)	1,200,000	1,268,160
8.875%, 06/15/38 (b)	915,000	1,070,550
Queen Street VII Re, Ltd. 8.600%, 04/08/16 (144A) (b)	950,000	955,700
Residential Reinsurance 2011, Ltd. 8.900%, 12/06/15 (144A) (b)	250,000	246,175

Insurance—(Continued)
Residential Reinsurance 2012, Ltd. 4.500%, 12/06/16 (144A) (b)	1,400,000	1,413,720
5.750%, 12/06/16 (144A) (b)	1,250,000	1,271,000
8.000%, 06/06/16 (144A) (b)	950,000	990,945
10.000%, 06/06/16 (144A) (b)	800,000	826,080
Residential Reinsurance 2013, Ltd. 9.250%, 06/06/17 (144A) (b)	350,000	360,465
Sanders Re, Ltd. 3.000%, 05/25/18 (144A) (b)	500,000	481,850
3.500%, 05/05/17 (144A) (b)	500,000	487,100
3.900%, 06/07/17 (144A) (b)	750,000	741,750
4.000%, 05/05/17 (144A) (b)	1,500,000	1,465,050
St. Andrews Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/22/16 (g)	1,200,000	1,225,560
Successor X, Ltd. 11.250%, 11/10/15 (144A) (b)	250,000	247,950
Tar Heel Re, Ltd. 8.500%, 05/09/16 (144A) (b)	400,000	406,920
Troon Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	825,900	830,608
Vitality Re IV, Ltd. 2.750%, 01/09/17 (144A) (b)	400,000	405,080
Vitality Re V, Ltd. 1.750%, 01/07/19 (144A) (b)	250,000	248,125
2.500%, 01/07/19 (144A) (b)	250,000	252,850
Voya Financial, Inc. 5.650%, 05/15/53 (a) (b)	450,000	459,562
Wilton Re Finance LLC 5.875%, 03/30/33 (144A) (b)	1,050,000	1,089,725

		60,384,063

Internet—0.3%
Expedia, Inc. 4.500%, 08/15/24 (a)	2,400,000	2,420,702
5.950%, 08/15/20	675,000	752,366

		3,173,068

Investment Company Security—0.1%
Gruposura Finance S.A. 5.700%, 05/18/21 (144A)	915,000	974,201

Iron/Steel—0.6%
Allegheny Technologies, Inc. 9.375%, 06/01/19	1,135,000	1,333,625
Evraz, Inc. N.A. Canada 7.500%, 11/15/19 (144A)	2,050,000	2,019,250
Glencore Funding LLC 4.125%, 05/30/23 (144A)	875,000	846,488
Metalloinvest Finance, Ltd. 5.625%, 04/17/20 (144A) (a)	1,000,000	914,880
Samarco Mineracao S.A. 4.125%, 11/01/22 (144A) (a)	1,275,000	1,173,000
Worthington Industries, Inc. 4.550%, 04/15/26	710,000	728,748

		7,015,991

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—0.1%
NCL Corp., Ltd. 5.250%, 11/15/19 (144A)	700,000	$716,625

Lodging—0.3%
MGM Resorts International 6.000%, 03/15/23 (a)	2,085,000	2,111,063
Wynn Macau, Ltd. 5.250%, 10/15/21 (144A) (a)	2,010,000	1,899,450

		4,010,513

Machinery-Construction & Mining—0.1%
Ormat Funding Corp. 8.250%, 12/30/20	637,234	649,979

Machinery-Diversified—0.2%
Cummins, Inc. 5.650%, 03/01/98	2,375,000	2,496,702
6.750%, 02/15/27 (a)	393,000	483,024

		2,979,726

Media—0.2%
CBS Corp. 4.600%, 01/15/45	1,700,000	1,517,934
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.950%, 01/15/25 (a)	700,000	686,290
Numericable-SFR 6.000%, 05/15/22 (144A)	975,000	960,984

		3,165,208

Metal Fabricate/Hardware—0.0%
Valmont Industries, Inc. 6.625%, 04/20/20	314,000	362,351

Mining—0.8%
Freeport-McMoRan, Inc. 3.875%, 03/15/23	1,605,000	1,458,025
Fresnillo plc 5.500%, 11/13/23 (144A) (a)	1,275,000	1,345,125
Gold Fields Orogen Holding BVI, Ltd. 4.875%, 10/07/20 (144A)	3,310,000	3,028,650
MMC Norilsk Nickel OJSC via MMC Finance, Ltd. 5.550%, 10/28/20 (144A)	1,400,000	1,387,582
Vedanta Resources plc 6.000%, 01/31/19 (144A)	1,150,000	1,112,625
9.500%, 07/18/18 (144A)	725,000	773,938
Volcan Cia Minera SAA 5.375%, 02/02/22 (144A)	625,000	608,594

		9,714,539

Multi-National—1.6%
Africa Finance Corp. 4.375%, 04/29/20 (144A)	1,950,000	1,969,500

Multi-National—(Continued)
European Bank for Reconstruction & Development 6.000%, 03/03/16 (INR)	227,300,000	3,547,351
European Investment Bank 7.200%, 07/09/19 (144A) (IDR)	22,100,000,000	1,572,568
Inter-American Development Bank 4.500%, 02/04/16 (IDR)	21,400,000,000	1,554,347
6.000%, 09/05/17 (INR)	37,550,000	580,356
7.200%, 11/14/17 (IDR)	12,080,000,000	872,406
7.200%, 01/22/18 (IDR)	22,390,000,000	1,611,459
7.250%, 07/17/17 (IDR)	4,110,000,000	298,956
International Bank for Reconstruction & Development 5.750%, 10/21/19 (AUD)	1,600,000	1,383,066
International Finance Corp. 6.300%, 11/25/24 (INR)	47,580,000	708,944
7.750%, 12/03/16 (INR)	189,120,000	2,983,228
8.250%, 06/10/21 (INR)	190,030,000	3,156,832

		20,239,013

Oil & Gas—3.2%
Antero Resources Corp. 5.375%, 11/01/21	2,640,000	2,534,400
Bonanza Creek Energy, Inc. 5.750%, 02/01/23	840,000	753,900
Calumet Specialty Products Partners L.P. / Calumet Finance Corp. 6.500%, 04/15/21	1,073,000	1,056,905
Carrizo Oil & Gas, Inc. 7.500%, 09/15/20	1,365,000	1,436,662
Denbury Resources, Inc. 4.625%, 07/15/23 (a)	2,120,000	1,780,800
5.500%, 05/01/22	900,000	803,250
Dolphin Energy, Ltd. 5.500%, 12/15/21 (144A)	470,000	532,380
Ensco plc 4.500%, 10/01/24	2,550,000	2,436,160
EP Energy LLC / Everest Acquisition Finance, Inc. 7.750%, 09/01/22	30,000	31,500
9.375%, 05/01/20	2,645,000	2,826,711
Gazprom OAO Via Gaz Capital S.A. 4.950%, 07/19/22 (144A)	200,000	184,250
8.146%, 04/11/18 (144A)	190,000	203,063
Hilcorp Energy I L.P. / Hilcorp Finance Co. 5.750%, 10/01/25 (144A)	1,505,000	1,444,800
KazMunayGas National Co. JSC 4.400%, 04/30/23 (144A)	600,000	546,396
Linn Energy LLC / Linn Energy Finance Corp. 6.250%, 11/01/19	1,375,000	1,075,938
8.625%, 04/15/20	825,000	676,673
Newfield Exploration Co. 5.625%, 07/01/24	1,625,000	1,641,250
Novatek OAO via Novatek Finance, Ltd. 4.422%, 12/13/22 (144A)	2,600,000	2,239,640

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Oasis Petroleum, Inc. 6.875%, 03/15/22 (a)	1,195,000	$1,212,925
6.875%, 01/15/23	2,050,000	2,024,375
Offshore Group Investment, Ltd. 7.500%, 11/01/19	190,000	116,850
Pacific Rubiales Energy Corp. 5.375%, 01/26/19 (144A)	710,000	583,265
PDC Energy, Inc. 7.750%, 10/15/22	35,000	36,575
Petrobras Global Finance B.V. 3.000%, 01/15/19	2,375,000	2,194,880
Petroleos Mexicanos 7.190%, 09/12/24 (144A) (MXN)	2,715,000	166,916
Rosetta Resources, Inc. 5.625%, 05/01/21	755,000	802,188
5.875%, 06/01/22 (a)	1,160,000	1,238,300
Rosneft Finance S.A. 6.625%, 03/20/17 (144A)	375,000	387,656
7.500%, 07/18/16 (144A)	1,090,000	1,133,360
Rowan Cos., Inc. 4.750%, 01/15/24 (a)	3,125,000	2,986,300
SandRidge Energy, Inc. 7.500%, 03/15/21 (a)	625,000	273,438
SM Energy Co. 5.000%, 01/15/24	210,000	198,975
5.625%, 06/01/25 (a)	695,000	687,911
6.500%, 01/01/23	195,000	199,875
Swift Energy Co. 7.875%, 03/01/22	1,130,000	446,350
Tesoro Corp. 5.375%, 10/01/22 (a)	1,630,000	1,654,450
Valero Energy Corp. 9.375%, 03/15/19	1,230,000	1,513,744

		40,063,011

Oil & Gas Services—0.7%
Calfrac Holdings L.P. 7.500%, 12/01/20 (144A) (a)	425,000	392,445
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.750%, 02/01/22	2,278,000	2,414,680
SESI LLC 7.125%, 12/15/21	1,460,000	1,547,600
Weatherford International, Ltd. 5.950%, 04/15/42	3,575,000	3,021,940
9.625%, 03/01/19	1,209,000	1,411,597

		8,788,262

Packaging & Containers—0.4%
AEP Industries, Inc. 8.250%, 04/15/19	290,000	295,075
Ardagh Packaging Finance plc 9.125%, 10/15/20 (144A)	2,325,000	2,452,875
9.250%, 10/15/20 (144A) (EUR)	400,000	472,696

Packaging & Containers—(Continued)
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.750%, 01/31/21 (144A) (a)	300,000	306,750
7.000%, 11/15/20 (144A)	211,765	216,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.875%, 08/15/19	705,000	740,250

		4,483,646

Pharmaceuticals — 0.2%
Endo Finance Co. 5.750%, 01/15/22 (144A)	1,000,000	1,012,500
Endo Finance LLC / Endo Finco, Inc. 5.375%, 01/15/23 (144A)	480,000	474,000
Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc. 6.000%, 02/01/25 (144A)	495,000	503,044

		1,989,544

Pipelines—3.0%
Boardwalk Pipelines L.P. 4.950%, 12/15/24	2,450,000	2,402,624
Buckeye Partners L.P. 6.050%, 01/15/18	505,000	544,918
DCP Midstream LLC 5.850%, 05/21/43 (144A) (b)	2,951,000	2,338,667
9.750%, 03/15/19 (144A) (a)	1,267,000	1,470,251
Energy Transfer Partners L.P. 3.296%, 11/01/66 (b)	900,000	765,000
4.050%, 03/15/25	425,000	400,771
EnLink Midstream Partners L.P. 4.400%, 04/01/24 (a)	3,135,000	3,143,436
Enterprise Products Operating LLC 3.700%, 02/15/26 (a)	500,000	484,132
3.750%, 02/15/25 (a)	1,375,000	1,347,599
8.375%, 08/01/66 (b)	1,059,000	1,109,303
Kinder Morgan Energy Partners L.P. 4.150%, 03/01/22 (a)	2,300,000	2,303,682
5.950%, 02/15/18	1,559,000	1,703,630
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 4.875%, 12/01/24	3,090,000	3,020,475
ONEOK, Inc. 6.875%, 09/30/28	1,850,000	1,997,674
Plains All American Pipeline L.P. / PAA Finance Corp. 6.125%, 01/15/17	1,467,000	1,568,153
Questar Pipeline Co. 5.830%, 02/01/18	1,441,000	1,580,652
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	2,150,000	2,193,000
5.625%, 03/01/25 (144A)	600,000	594,000
Spectra Energy Capital LLC 6.200%, 04/15/18	1,109,000	1,211,554
6.750%, 07/15/18	600,000	670,795

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Sunoco Logistics Partners Operations L.P. 6.100%, 02/15/42	1,700,000	$1,742,136
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.000%, 01/15/18 (144A)	1,400,000	1,431,500
Williams Cos., Inc. (The) 5.750%, 06/24/44	2,440,000	2,264,254
7.750%, 06/15/31	1,549,000	1,728,918

		38,017,124

Real Estate Investment Trusts—1.3%
Alexandria Real Estate Equities, Inc. 2.750%, 01/15/20	1,575,000	1,558,982
3.900%, 06/15/23	811,000	807,616
4.600%, 04/01/22	575,000	605,725
CubeSmart L.P. 4.800%, 07/15/22 (a)	550,000	591,560
DCT Industrial Operating Partnership L.P. 4.500%, 10/15/23	1,250,000	1,272,620
Equinix, Inc. 5.375%, 01/01/22	900,000	902,250
5.750%, 01/01/25	1,100,000	1,089,000
Healthcare Realty Trust, Inc. 5.750%, 01/15/21	630,000	697,616
Highwoods Realty L.P. 3.625%, 01/15/23	1,525,000	1,504,573
Omega Healthcare Investors, Inc. 4.950%, 04/01/24	3,120,000	3,191,214
Piedmont Operating Partnership L.P. 3.400%, 06/01/23	1,880,000	1,775,873
Senior Housing Properties Trust 6.750%, 04/15/20 (a)	1,210,000	1,358,808
WP Carey, Inc. 4.600%, 04/01/24	1,210,000	1,214,917

		16,570,754

Retail—0.4%
CVS Pass-Through Trust 5.773%, 01/10/33 (144A)	833,241	936,569
Outerwall, Inc. 6.000%, 03/15/19 (a)	965,000	967,412
QVC, Inc. 4.450%, 02/15/25	3,250,000	3,136,068

		5,040,049

Semiconductors—0.3%
Advanced Micro Devices, Inc. 7.000%, 07/01/24 (a)	1,440,000	1,216,800
Micron Technology, Inc. 5.250%, 08/01/23 (144A)	2,380,000	2,281,825

		3,498,625

Software—0.3%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	1,100,000	1,152,250

Software—(Continued)
Audatex North America, Inc. 6.000%, 06/15/21 (144A)	2,350,000	2,414,625

		3,566,875

Sovereign—0.3%
Instituto Costarricense de Electricidad 6.375%, 05/15/43 (144A)	850,000	712,938
6.950%, 11/10/21 (144A)	1,520,000	1,594,100
IPIC GMTN, Ltd. 5.500%, 03/01/22 (144A)	1,680,000	1,909,320

		4,216,358

Telecommunications—2.2%
Altice Financing S.A. 6.500%, 01/15/22 (144A)	1,250,000	1,250,000
AT&T, Inc. 4.750%, 05/15/46	1,250,000	1,137,468
CenturyLink, Inc. 6.450%, 06/15/21	700,000	705,250
7.600%, 09/15/39	700,000	634,375
Crown Castle Towers LLC 4.883%, 08/15/20 (144A)	1,600,000	1,736,565
6.113%, 01/15/20 (144A)	785,000	893,812
Frontier Communications Corp. 8.500%, 04/15/20	1,775,000	1,855,762
8.750%, 04/15/22 (a)	1,950,000	1,930,500
GTP Acquisition Partners I LLC 2.350%, 06/15/20 (144A)	2,000,000	1,989,380
GTP Cellular Sites LLC 3.721%, 03/15/17 (144A)	580,234	587,408
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	1,425,000	1,414,313
Sprint Corp. 7.250%, 09/15/21	1,850,000	1,803,750
T-Mobile USA, Inc. 6.542%, 04/28/20	900,000	942,291
6.625%, 11/15/20	875,000	910,000
Unison Ground Lease Funding LLC 2.981%, 03/15/20 (144A)	1,100,000	1,091,911
Verizon Communications, Inc. 5.012%, 08/21/54	1,652,000	1,515,854
6.550%, 09/15/43	1,649,000	1,928,924
VimpelCom Holdings B.V. 7.504%, 03/01/22 (144A)	2,500,000	2,443,750
9.000%, 02/13/18 (144A) (RUB)	34,300,000	569,584
Windstream Services LLC 6.375%, 08/01/23 (a)	265,000	215,644
7.750%, 10/15/20 (a)	1,615,000	1,580,681

		27,137,222

Textiles—0.0%
Mohawk Industries, Inc. 3.850%, 02/01/23	575,000	574,184

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.3%
Far East Capital, Ltd. S.A. 8.000%, 05/02/18	400,000	$247,000
Golar LNG Partners L.P. 6.620%, 10/12/17 (NOK) (b)	6,000,000	793,960
Inversiones Alsacia S.A. 8.000%, 12/31/18 (144A)	1,396,082	739,924
Pelabuhan Indonesia II PT 4.250%, 05/05/25 (144A)	1,935,000	1,818,706

		3,599,590

Trucking & Leasing—0.2%
GATX Corp. 6.000%, 02/15/18	1,896,000	2,072,009

Total Corporate Bonds & Notes (Cost $522,207,521)		519,571,485

U.S. Treasury & Government Agencies—20.5%

Agency Sponsored Mortgage - Backed—17.0%
Fannie Mae 15 Yr. Pool 3.000%, TBA (h)	3,100,000	3,211,624
3.500%, 02/01/29	2,756,499	2,907,871
4.000%, 07/01/18	96,381	101,029
4.000%, 08/01/18	115,657	121,244
4.000%, 03/01/19	128,260	134,445
5.000%, 02/01/20	56,814	59,989
5.000%, 10/01/20	264,180	283,412
5.000%, 12/01/21	27,163	28,435
5.000%, 02/01/22	9,409	10,179
5.000%, 06/01/22	25,608	27,769
5.000%, 09/01/22	210,514	220,369
5.000%, 07/01/23	168,114	182,149
Fannie Mae 30 Yr. Pool 3.000%, TBA (h)	6,225,000	6,201,778
3.500%, 11/01/40	2,864,864	2,959,817
3.500%, 08/01/42	11,129,820	11,507,728
3.500%, 12/01/42	968,866	1,002,051
3.500%, 07/01/43	2,695,350	2,783,968
3.500%, 02/01/44	3,934,826	4,059,588
3.500%, 04/01/45	4,278,154	4,413,802
3.500%, TBA (h)	6,447,000	6,643,936
4.000%, 10/01/39	51,411	54,544
4.000%, 12/01/40	1,059,807	1,135,854
4.000%, 07/01/41	1,052,990	1,119,033
4.000%, 12/01/41	626,789	664,226
4.000%, 01/01/42	739,789	786,751
4.000%, 04/01/42	1,130,269	1,199,780
4.000%, 06/01/42	918,187	973,785
4.000%, 07/01/42	3,797,283	4,046,744
4.000%, 08/01/42	3,402,855	3,625,998
4.000%, 12/01/42	119,139	126,306
4.000%, 03/01/44	896,114	949,634
4.000%, 05/01/44	2,282,833	2,418,828
4.000%, 07/01/44	2,936,717	3,112,460

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 08/01/44	579,076	614,071
4.000%, 09/01/44	1,019,261	1,080,913
4.000%, 10/01/44	164,568	174,510
4.000%, 11/01/44	5,644,022	5,990,909
4.000%, 12/01/44	366,673	389,021
4.000%, 01/01/45	1,048,333	1,112,429
4.000%, 02/01/45	59,482	63,352
4.500%, 03/01/35	52,079	56,303
4.500%, 07/01/35	108,383	117,251
4.500%, 05/01/39	2,915,047	3,190,300
4.500%, 08/01/40	9,121,381	9,882,416
4.500%, 11/01/40	4,659,372	5,048,533
4.500%, 12/01/40	736,396	800,480
4.500%, 05/01/41	6,183,903	6,701,286
4.500%, 07/01/41	3,615,482	3,947,182
4.500%, 11/01/41	553,494	600,844
4.500%, 12/01/41	95,483	103,614
4.500%, 11/01/43	5,577,608	6,049,898
4.500%, 01/01/44	7,888,467	8,534,658
4.500%, 08/01/44	1,735,309	1,881,075
4.500%, TBA (h)	2,000,000	2,162,188
5.000%, 01/01/38	4,198,787	4,651,264
5.000%, 01/01/39	649,452	716,384
5.000%, 06/01/40	323,334	357,443
5.000%, 07/01/40	256,730	283,661
6.000%, 03/01/32	633	726
6.000%, 07/01/37	42,106	47,744
6.000%, 07/01/38	393,634	447,184
6.500%, 10/01/31	600	689
6.500%, 02/01/32	470	540
6.500%, 12/01/36	2,291	2,631
6.500%, 03/01/37	52,110	59,844
6.500%, 10/01/37	39,349	46,502
7.000%, 09/01/29	230	249
7.500%, 01/01/30	653	799
7.500%, 10/01/30	98	113
Fannie Mae REMICS (CMO) 3.500%, 01/25/29 (i)	264,076	14,411
4.500%, 06/25/29	519,606	557,672
5.000%, 09/25/39	56,579	58,399
Freddie Mac 15 Yr. Gold Pool 3.500%, 11/01/28	1,608,512	1,705,666
4.500%, 11/01/18	57,197	59,684
5.000%, 12/01/21	93,551	101,161
5.500%, 10/01/16	518	519
6.000%, 06/01/17	6,659	6,890
Freddie Mac 30 Yr. Gold Pool 3.500%, 10/01/40	645,298	664,825
3.500%, 08/01/43	3,386,569	3,490,574
3.500%, 03/01/45	4,944,332	5,092,217
4.000%, 01/01/44	2,997,897	3,170,582
4.000%, 02/01/44	427,667	454,532
4.000%, 04/01/44	5,663,265	5,989,754
4.000%, 07/01/44	16,546,575	17,521,810
4.000%, 12/01/44	1,189,680	1,262,946

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.500%, 04/01/41	1,981,607	$2,145,878
4.500%, 03/01/42	2,910,109	3,151,988
4.500%, 05/01/44	1,112,995	1,202,770
5.000%, 05/01/34	315,257	348,516
5.000%, 06/01/35	64,248	70,798
5.000%, 05/01/37	312,396	344,078
5.000%, 09/01/38	54,350	59,776
5.000%, 10/01/38	132,122	145,346
5.000%, 11/01/39	1,155,120	1,275,126
5.000%, 12/01/39	280,907	315,238
5.500%, 06/01/41	847,804	950,271
6.000%, 06/01/35	24,733	27,968
6.000%, 12/01/36	26,619	30,276
Ginnie Mae I 15 Yr. Pool 5.000%, 10/15/18	68,799	72,959
5.500%, 08/15/19	23,915	24,991
5.500%, 10/15/19	131,416	139,227
6.000%, 05/15/17	374	383
6.000%, 06/15/17	865	888
6.000%, 08/15/19	7,076	7,416
Ginnie Mae I 30 Yr. Pool 3.500%, 07/15/42	3,814,257	3,962,716
4.000%, 06/15/39	14,355	15,293
4.000%, 12/15/40	12,638	13,470
4.000%, 02/15/41	653,245	706,621
4.000%, 06/15/41	13,610	14,557
4.000%, 07/15/41	479,754	511,795
4.000%, 01/15/42	15,607	16,627
4.000%, 02/15/42	14,079	15,006
4.000%, 04/15/42	15,265	16,264
4.000%, 08/15/43	50,206	53,485
4.000%, 03/15/44	1,904,124	2,028,497
4.000%, 08/15/44	384,375	409,482
4.000%, 09/15/44	2,596,088	2,765,659
4.000%, 11/15/44	1,847,680	1,968,480
4.000%, 12/15/44	855,298	911,164
4.500%, 09/15/33	131,651	143,934
4.500%, 05/15/34	255,861	279,961
4.500%, 12/15/34	61,999	67,433
4.500%, 04/15/35	240,225	261,248
4.500%, 10/15/35	92,102	100,515
4.500%, 04/15/39	1,966,861	2,137,567
4.500%, 01/15/40	3,010,722	3,297,509
4.500%, 09/15/40	410,437	449,434
4.500%, 07/15/41	585,564	636,375
4.500%, 08/15/41	612,975	666,568
5.000%, 05/15/34	983,288	1,098,179
5.000%, 04/15/35	14,394	16,277
5.500%, 01/15/34	83,025	95,784
5.500%, 04/15/34	27,737	31,946
5.500%, 07/15/34	149,186	171,793
5.500%, 10/15/34	115,242	131,830
5.500%, 06/15/35	47,029	53,295
5.500%, 11/15/35	59,337	67,540
5.750%, 10/15/38	144,284	164,389

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 6.000%, 02/15/24	1,095	1,240
6.000%, 11/15/28	612	694
6.000%, 02/15/33	2,573	3,005
6.000%, 03/15/33	9,977	11,453
6.000%, 06/15/33	9,206	10,646
6.000%, 07/15/33	9,467	11,045
6.000%, 09/15/33	10,480	12,063
6.000%, 10/15/33	3,994	4,657
6.000%, 08/15/34	41,507	47,939
6.500%, 03/15/29	4,008	4,572
6.500%, 02/15/32	1,542	1,841
6.500%, 03/15/32	1,588	1,877
6.500%, 11/15/32	5,107	5,865
7.000%, 03/15/31	336	382
Ginnie Mae II 30 Yr. Pool 4.000%, 10/20/44	2,212,141	2,346,026
4.500%, 09/20/41	676,113	739,216
5.000%, 08/20/34	107,079	119,250
5.500%, 03/20/34	12,635	14,436
6.000%, 05/20/32	17,936	20,589
6.000%, 11/20/33	21,449	24,661
Government National Mortgage Association (CMO) 3.000%, 04/20/41	1,111,817	1,153,841
4.500%, 09/20/39	2,046,898	2,211,561
4.973%, 04/16/42	13,665	13,662

		212,698,881

Commercial Mortgage-Backed Securities—0.1%
FREMF Mortgage Trust 4.931%, 04/25/44 (144A) (b)	1,500,000	1,600,182

U.S. Treasury—3.4%
U.S. Treasury Bonds 2.500%, 02/15/45	6,600,000	5,808,528
2.750%, 11/15/42	3,965,000	3,688,687
3.000%, 11/15/44	8,000,000	7,825,624
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/24 (j)	26,478,533	25,822,765

		43,145,604

Total U.S. Treasury & Government Agencies (Cost $255,680,626)		257,444,667

Mortgage-Backed Securities—9.2%

Collateralized Mortgage Obligations—5.0%
Alternative Loan Trust 0.827%, 07/25/35 (b)	1,300,000	1,173,107
Banc of America Alternative Loan Trust 5.750%, 04/25/33	559,178	579,366
6.000%, 11/25/34	352,776	358,618
Banc of America Funding Corp. Trust 0.315%, 08/26/36 (144A) (b)	13,387	13,369

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Banc of America Mortgage Securities, Inc. 5.750%, 01/25/35	510,677	$522,085
Bear Stearns Adjustable Rate Mortgage Trust 3.143%, 02/25/35 (b)	213,107	210,798
Bear Stearns ALT-A Trust 0.937%, 01/25/35 (b)	1,515,000	1,288,498
0.937%, 03/25/35 (b)	1,330,000	1,137,356
1.087%, 09/25/34 (b)	752,770	627,786
1.117%, 01/25/35 (b)	1,370,462	1,154,400
Citigroup Mortgage Loan Trust, Inc. 1.184%, 09/25/37 (144A) (b)	405,267	405,092
4.000%, 01/25/35 (144A) (b)	495,088	514,420
5.500%, 08/25/34	721,651	775,494
Countrywide Alternative Loan Trust 5.250%, 09/25/33	611,331	644,185
5.750%, 12/25/33	1,019,309	1,066,426
Countrywide Home Loan Mortgage Pass-Through Trust 2.913%, 09/25/33 (b)	4,124	3,904
Credit Suisse First Boston Mortgage Securities Corp. 0.887%, 10/25/34 (b)	2,810,037	2,372,446
5.000%, 08/25/20	85,584	85,413
Credit Suisse Mortgage Capital Certificates Trust 3.500%, 10/25/44 (144A) (b)	4,048,590	4,112,518
EverBank Mortgage Loan Trust 2.500%, 03/25/43 (144A) (b)	1,512,832	1,414,439
Global Mortgage Securitization, Ltd. 0.457%, 04/25/32 (b)	1,206,080	1,159,259
5.250%, 04/25/32	488,714	472,213
Homestar Mortgage Acceptance Corp. 1.287%, 01/25/35 (b)	1,705,000	1,661,565
Impac CMB Trust 0.825%, 09/25/34 (b)	976,682	932,259
0.987%, 10/25/34 (b)	455,463	433,158
JPMorgan Alternative Loan Trust 0.827%, 01/25/36 (b)	195,143	178,843
JPMorgan Mortgage Trust 2.500%, 03/25/43 (144A) (b)	5,593,401	5,528,288
3.000%, 10/25/29 (144A) (b)	3,122,527	3,182,295
3.500%, 05/25/43 (144A) (b)	1,106,078	1,111,867
3.500%, 01/25/44 (144A) (b)	603,957	609,965
3.695%, 05/25/43 (144A) (b)	646,719	638,220
6.000%, 09/25/34	622,928	656,511
LSTAR Securities Investment Trust 2.184%, 01/01/20 (144A) (b)	1,405,784	1,392,554
MASTR Alternative Loan Trust 6.000%, 07/25/34	1,133,401	1,153,489
6.015%, 01/25/35 (b)	225,444	238,593
Merrill Lynch Mortgage Investors Trust 2.350%, 10/25/35 (b)	177,287	178,464
Morgan Stanley Mortgage Loan Trust 0.647%, 11/25/35 (b)	708,000	590,987
0.687%, 09/25/35 (b)	719,000	644,750
New Residential Mortgage Loan Trust 3.750%, 01/25/54 (144A) (b)	1,872,149	1,925,907

Collateralized Mortgage Obligations—(Continued)
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.500%, 08/25/33	422,014	439,961
NRP Mortgage Trust 3.250%, 07/25/43 (144A) (b)	856,185	872,770
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 0.667%, 07/25/35 (b)	1,200,000	1,023,397
Opteum Mortgage Acceptance Corp. Trust 0.677%, 11/25/35 (b)	1,936,000	1,565,676
PHH Mortgage Capital LLC 6.600%, 12/25/27 (144A)	81,148	81,280
Residential Accredit Loans, Inc. Trust 0.737%, 07/25/33 (b)	553,129	510,749
0.787%, 04/25/34 (b)	126,232	124,913
4.750%, 04/25/34	192,400	196,069
5.000%, 03/25/19	60,053	60,824
5.500%, 09/25/32	146,887	150,844
RFMSI Trust 5.250%, 04/25/34	1,298,574	1,170,791
5.250%, 07/25/35	576,317	594,684
Sequoia Mortgage Trust 1.758%, 06/20/34 (b)	1,376,944	1,333,608
2.250%, 06/25/43 (b)	525,065	505,970
2.500%, 04/25/43 (b)	1,489,105	1,408,077
3.000%, 06/25/43 (b)	1,615,584	1,557,388
3.500%, 07/25/43 (144A)	1,538,667	1,457,510
3.500%, 07/25/45 (144A) (b)	1,382,000	1,388,046
3.536%, 03/25/43 (b)	881,636	871,301
3.645%, 02/25/43 (b)	924,300	918,539
3.736%, 07/25/45	759,000	726,268
3.736%, 07/25/45 (144A) (b)	1,142,000	1,114,877
Springleaf Mortgage Loan Trust 5.300%, 12/25/59 (144A) (b)	175,000	179,787
Structured Adjustable Rate Mortgage Loan Trust 1.032%, 11/25/34 (b)	1,923,309	1,755,375
2.551%, 02/25/34 (b)	216,448	217,238
2.858%, 03/25/34 (b)	144,039	143,401
Structured Asset Securities Corp. Mortgage Certificates 2.563%, 10/25/33 (b)	439,106	434,998
Thornburg Mortgage Securities Trust 2.164%, 06/25/43 (b)	540,734	537,331

		62,490,579

Commercial Mortgage-Backed Securities—4.2%
A10 Securitization LLC 2.400%, 11/15/25 (144A)	290,326	291,145
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.291%, 07/10/43 (144A) (b)	840,000	839,171
Bayview Commercial Asset Trust Zero Coupon, 07/25/37 (144A) (i)	4,832,654	0
1.187%, 01/25/35 (144A) (b)	315,155	290,332
3.490%, 09/25/37 (144A) (i)	7,134,217	242,563

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
City Center Trust 4.650%, 07/15/28 (144A) (b)	850,000	$850,505
Commercial Mortgage Pass-Through Certificates 2.822%, 10/15/45	720,000	716,952
Commercial Mortgage Trust 2.136%, 07/13/31 (144A) (b)	920,000	912,322
2.436%, 10/15/45	690,000	691,561
2.941%, 01/10/46	1,350,000	1,348,886
3.147%, 08/15/45	550,000	560,310
3.807%, 05/10/48 (144A)	500,000	474,660
4.934%, 12/10/44 (b)	330,000	365,667
DBUBS Mortgage Trust 5.586%, 08/10/44 (144A) (b)	1,400,000	1,590,820
5.735%, 11/10/46 (144A) (b)	600,000	666,643
Del Coronado Trust
2.134%, 03/15/26 (144A) (b)	484,000	483,539
EQTY Mortgage Trust 3.635%, 05/08/31 (144A) (b)	750,000	748,829
FREMF Mortgage Trust 3.274%, 04/25/46 (144A) (b)	600,000	604,478
3.302%, 03/25/45 (144A) (b)	700,000	711,152
3.549%, 11/25/46 (144A) (b)	800,000	816,375
3.872%, 04/25/45 (144A) (b)	1,000,000	1,043,220
4.167%, 11/25/44 (144A) (b)	535,000	553,627
4.176%, 05/25/45 (144A) (b)	988,000	1,005,915
4.493%, 01/25/46 (144A) (b)	765,000	819,060
4.781%, 11/25/49 (144A) (b)	1,050,000	1,137,856
5.045%, 07/25/44 (144A) (b)	900,000	964,645
5.333%, 02/25/47 (144A) (b)	400,000	444,200
5.361%, 09/25/45 (144A) (b)	900,000	999,707
5.405%, 09/25/43 (144A) (b)	400,000	444,636
5.624%, 04/25/20 (144A) (b)	600,000	671,387
GAHR Commericial Mortgage Trust 3.495%, 12/15/19 (144A) (b)	2,100,000	2,085,012
GE Business Loan Trust 0.356%, 04/16/35 (144A) (b)	632,051	599,293
0.436%, 06/15/33 (144A) (b)	1,071,980	1,039,153
GS Mortgage Securities Corp. II 3.682%, 02/10/46 (144A)	750,000	752,120
GS Mortgage Securities Trust 1.936%, 07/15/31 (144A) (b)	885,000	880,615
3.377%, 05/10/45	1,000,000	1,036,727
Irvine Core Office Trust 3.279%, 05/15/48 (144A) (b)	1,250,000	1,257,531
JPMorgan Chase Commercial Mortgage Securities Trust 0.546%, 11/15/18 (144A) (b)	602,399	585,890
3.070%, 12/15/46	1,925,000	1,997,332
3.977%, 10/15/45 (144A) (b)	700,000	726,608
5.040%, 10/15/42 (b)	2,575,000	2,580,235
5.623%, 05/12/45	730,000	736,882
5.697%, 11/15/43 (144A) (b)	300,000	334,307
6.208%, 02/15/51 (b)	1,350,000	1,377,954
Lehman Brothers Small Balance Commercial 0.437%, 02/25/30 (144A) (b)	848,447	801,884
0.437%, 09/25/30 (144A) (b)	327,961	309,295

Commercial Mortgage-Backed Securities—(Continued)
Lehman Brothers Small Balance Commercial Mortgage Trust 0.387%, 09/25/36 (144A) (b)	301,070	281,988
1.137%, 10/25/37 (144A) (b)	166,797	165,870
LSTAR Securities Investment Trust 3.447%, 04/20/48 (144A) (b)	500,000	483,229
Morgan Stanley Bank of America Merrill Lynch Trust 2.979%, 04/15/47	920,000	950,155
ORES NPL LLC 3.081%, 09/25/25 (144A)	348,027	348,027
RAIT Trust 2.324%, 05/13/31 (144A) (b)	500,000	495,176
Resource Capital Corp. Ltd. 2.336%, 12/15/28 (144A) (b)	2,000,000	2,001,212
Timberstar Trust 5.668%, 10/15/36 (144A)	540,000	565,613
7.530%, 10/15/36 (144A)	1,549,000	1,592,148
UBS Commercial Mortgage Trust 3.400%, 05/10/45	845,000	873,935
Velocity Commercial Capital Loan Trust 2.187%, 09/25/44 (144A) (b)	833,423	818,838
Wells Fargo Commercial Mortgage Trust 2.819%, 08/15/50	400,000	411,026
3.477%, 08/15/50	1,250,000	1,300,490
5.768%, 11/15/43 (144A) (b)	950,000	1,049,130
WF-RBS Commercial Mortgage Trust 2.862%, 03/15/47	1,550,000	1,600,263
3.998%, 03/15/44 (144A)	520,000	549,018
5.392%, 02/15/44 (144A) (b)	250,000	272,714
5.435%, 06/15/44 (144A) (b)	400,000	423,514

		52,573,347

Total Mortgage-Backed Securities (Cost $114,023,588)		115,063,926

Floating Rate Loans (k)—8.0%

Advertising—0.1%
Affinion Group, Inc. Term Loan B, 6.750%, 04/30/18	1,332,606	1,284,299

Aerospace/Defense—0.3%
DAE Aviation Holdings, Inc. Term Loan B1, 6.250%, 11/02/18	1,279,195	1,283,584
DigitalGlobe, Inc. Term Loan B, 3.750%, 01/31/20	930,580	932,616
DynCorp International LLC Term Loan B, 6.250%, 07/07/16	154,176	152,699
Standard Aero, Ltd. Term Loan B2, 6.250%, 11/02/18	578,102	580,085
TASC, Inc. Term Loan B, 7.000%, 05/30/20	296,598	300,182

		3,249,166

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (k)—(Continued)

Security Description	Principal Amount*	Value

Airlines—0.1%
Delta Air Lines, Inc. Term Loan B1, 3.250%, 10/18/18	975,000	$973,705

Auto Components—0.1%
Federal-Mogul Holdings Corp. Term Loan C, 4.750%, 04/15/21	763,401	755,958
MPG Holdco I, Inc. Term Loan B, 3.750%, 10/20/21	622,479	622,736

		1,378,694

Auto Manufacturers—0.2%
Chrysler Group LLC Term Loan B, 3.500%, 05/24/17	2,990,400	2,990,657

Auto Parts & Equipment—0.4%
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 3.750%, 04/30/19	625,000	626,953
Remy International, Inc. Term Loan B, 4.250%, 03/05/20	904,711	905,842
TI Group Automotive Systems LLC Term Loan, 0.000%, 06/24/22 (l)	793,779	795,267
Tower Automotive Holdings USA LLC Term Loan, 4.000%, 04/23/20	2,338,500	2,339,475
UCI International, Inc. Term Loan B, 5.500%, 07/26/17	149,832	149,083

		4,816,620

Building Materials—0.3%
Builders FirstSource, Inc. Bridge Term Loan, 0.000%, 04/13/16 (l)	3,210,000	3,210,000
U.S. Silica Co. Term Loan B, 4.000%, 07/23/20	360,150	351,896

		3,561,896

Capital Markets—0.0%
Ozburn-Hessey Holding Co. LLC Term Loan, 6.750%, 05/23/19	578,200	577,477

Chemicals—0.4%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 3.750%, 02/01/20	1,653,610	1,653,714
Chemtura Corp. Term Loan B, 3.500%, 08/27/16	81,429	81,564
Huntsman International LLC Extended Term Loan B, 2.731%, 04/19/17	150,051	150,144
Univar, Inc. Term Loan, 0.000%, 06/30/22 (l)	925,000	924,133
Term Loan B, 5.012%, 06/30/17	945,015	944,942
WR Grace & Co. Delayed Draw Term Loan, 2.750%, 02/03/21	191,609	191,660
Term Loan, 2.750%, 02/03/21	532,461	532,604

		4,478,761

Commercial Services—0.3%
Interactive Data Corp. Term Loan, 4.750%, 05/02/21	383,905	385,505
Laureate Education, Inc. Term Loan B, 5.000%, 06/15/18	472,659	443,118
Monitronics International, Inc. Term Loan B, 4.250%, 03/23/18	309,905	310,616
ON Assignment, Inc. Term Loan, 0.000%, 05/19/22 (l)	430,098	431,263
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	1,261,219	1,260,037
WCA Waste Corp. Term Loan, 4.000%, 03/23/18	643,388	640,774

		3,471,313

Computers—0.2%
Expert Global Solutions, Inc. Term Loan B, 8.500%, 04/03/18	786,140	788,106
SkillSoft Corp. 1st Lien Term Loan, 5.750%, 04/28/21	1,687,250	1,653,053

		2,441,159

Distribution/Wholesale—0.1%
WESCO Distribution, Inc. Term Loan B, 3.750%, 12/12/19	787,623	788,608

Diversified Financial Services—0.3%
Ocwen Financial Corp. Term Loan, 5.000%, 02/15/18	2,009,090	2,005,009
RPI Finance Trust Term Loan B3, 3.250%, 11/09/18	1,350,545	1,355,441

		3,360,450

Electric—0.3%
Calpine Construction Finance Co. L.P. Term Loan B1, 3.000%, 05/03/20	1,151,500	1,133,268
Calpine Corp. Term Loan B5, 3.500%, 05/27/22	1,180,000	1,171,242
NRG Energy, Inc. Term Loan B, 2.750%, 07/02/18	888,364	882,424
NSG Holdings LLC Term Loan, 3.750%, 12/11/19	649,988	648,363

		3,835,297

Electric Utilities—0.0%
Star West Generation LLC Term Loan B, 4.250%, 03/13/20	468,013	468,598

Electrical Components & Equipment—0.0%
Pelican Products, Inc. Term Loan, 5.250%, 04/10/20	275,046	275,046

Entertainment—0.1%
Pinnacle Entertainment, Inc. Term Loan B2, 3.750%, 08/13/20	508,505	509,005

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (k)—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Six Flags Theme Parks, Inc. Term Loan B, 0.000%, 06/17/22 (l)	700,000	$698,250

		1,207,255

Environmental Control—0.0%
Waste Industries USA, Inc. Term Loan B, 4.250%, 02/27/20	518,700	521,132

Food—0.1%
AdvancePierre Foods, Inc. Term Loan, 5.750%, 07/10/17	170,008	170,454
Pinnacle Foods Finance LLC Term Loan G, 3.000%, 04/29/20	856,153	853,544

		1,023,998

Forest Products & Paper—0.2%
Appvion, Inc. Term Loan, 5.753%, 06/28/19	1,866,750	1,748,133
Exopack Holdings S.A. Term Loan B1, 4.500%, 05/08/19	640,302	642,837

		2,390,970

Healthcare-Products—0.2%
Immucor, Inc. Term Loan B2, 5.000%, 08/17/18	1,516,487	1,524,070
Kinetic Concepts, Inc. Term Loan E1, 4.500%, 05/04/18	1,193,939	1,200,095

		2,724,165

Healthcare-Services—0.8%
Accentcare, Inc. Term Loan B, 6.513%, 12/22/16	460,326	446,517
Alliance Healthcare Services, Inc. Term Loan B, 4.250%, 06/03/19	726,747	725,385
Ardent Medical Services, Inc. Term Loan, 6.750%, 07/02/18	389,595	390,893
HCA, Inc. Extended Term Loan B4, 3.032%, 05/01/18	102,976	103,090
Term Loan B5, 2.937%, 03/31/17	246,957	247,127
Iasis Healthcare LLC Term Loan B2, 4.500%, 05/03/18	694,505	696,349
IMS Health, Inc. Term Loan, 3.500%, 03/17/21	631,129	627,875
Kindred Healthcare, Inc. Term Loan, 4.250%, 04/09/21	1,563,915	1,568,304
Lantheus Medical Imaging, Inc. Term Loan, 0.000%, 10/15/22 (l)	700,000	691,250
MJ Acquisition Corp. 1st Lien Term Loan, 4.000%, 04/22/22	1,125,000	1,124,986
MMM Holdings, Inc. Term Loan, 9.750%, 12/12/17	302,432	246,482
MSO of Puerto Rico, Inc. Term Loan, 9.750%, 12/12/17	219,867	179,192

Healthcare-Services—(Continued)
Select Medical Corp. Term Loan B, 3.751%, 06/01/18	374,613	374,725
Surgical Care Affiliates, Inc. Term Loan B, 4.250%, 03/17/22	2,129,446	2,137,431

		9,559,606

Home Furnishings—0.1%
Tempur-Pedic International, Inc. Term Loan B, 3.500%, 03/18/20	1,320,564	1,323,866

Household Products—0.1%
Revlon Consumer Products Corp. Term Loan B, 3.250%, 11/20/17	652,841	653,113

Industrial Conglomerates—0.1%
Mirror BidCo Corp. Term Loan, 4.250%, 12/28/19	1,199,435	1,198,435

Insurance—0.7%
Alliant Holdings I, Inc. Term Loan B, 5.000%, 12/20/19	482,414	483,319
Confie Seguros Holding II Co. 1st Lien Term Loan, 5.750%, 11/09/18	3,328,200	3,336,520
USI, Inc. Term Loan B, 4.250%, 12/27/19	4,495,355	4,503,784

		8,323,623

Iron/Steel—0.0%
Essar Steel Algoma, Inc. Term Loan, 7.500%, 08/09/19	372,188	340,862

Lodging—0.0%
MGM Resorts International Term Loan B, 3.500%, 12/20/19	498,721	496,124

Machinery-Construction & Mining—0.0%
Terex Corp. Term Loan, 3.500%, 08/13/21	312,300	312,808

Media—0.4%
Charter Communications Operating LLC Bridge Term Loan, 0.000%, 05/23/16 (l)	3,395,000	3,395,000
Term Loan F, 3.000%, 01/03/21	1,102,500	1,090,442
Houghton Mifflin Harcourt Publishing Co. Term Loan B, 4.000%, 05/11/22	300,000	299,063
Kasima LLC Term Loan B, 3.250%, 05/17/21	386,718	386,396
Sinclair Television Group Inc. Term Loan B1, 3.500%, 07/30/21	400,000	400,400

		5,571,301

Mining—0.1%
Novelis, Inc. Term Loan B, 4.000%, 06/02/22	800,000	797,000

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Floating Rate Loans (k)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—0.1%
Drillships Financing Holdings, Inc. Term Loan B1, 6.000%, 03/31/21	672,241	$549,894
Fieldwood Energy LLC 2nd Lien Term Loan, 8.375%, 09/30/20	490,783	376,676
Glenn Pool Oil & Gas Trust Term Loan, 4.500%, 05/02/16	431,087	430,009

		1,356,579

Packaging & Containers—0.1%
BWAY Holding Co., Inc. Term Loan B, 5.500%, 08/14/20	123,750	124,543
Ranpak Corp. Term Loan, 4.250%, 10/01/21	377,150	376,679
Reynolds Group Holdings, Inc. Term Loan, 4.500%, 12/01/18	238,819	239,744
Tekni-Plex, Inc. Term Loan B, 4.500%, 06/01/22	650,000	651,016

		1,391,982

Pharmaceuticals—0.4%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 0.000%, 06/11/22 (l)	398,225	399,718
Grifols Worldwide Operations USA, Inc. Term Loan B, 3.187%, 02/27/21	1,007,250	1,008,562
Par Pharmaceutical Cos., Inc. Term Loan B2, 4.000%, 09/30/19	1,852,820	1,853,400
Valeant Pharmaceuticals International, Inc. Term Loan B, 3.500%, 12/11/19	341,117	340,857
Term Loan B, 3.500%, 08/05/20	1,094,770	1,092,444

		4,694,981

Retail—0.1%
Dollar Tree, Inc. Term Loan B1, 3.500%, 03/09/22	444,444	445,185
Michaels Stores, Inc. Incremental Term Loan B2, 4.000%, 01/28/20	694,750	697,211
Pilot Travel Centers LLC Term Loan B, 4.250%, 10/01/21	504,303	510,832

		1,653,228

Semiconductors—0.0%
Microsemi Corp. Term Loan B1, 3.250%, 02/19/20	312,259	312,728

Software—0.3%
Cinedigm Digital Funding I LLC Term Loan, 3.750%, 02/28/18	159,082	159,281
Epiq Systems, Inc. Term Loan B, 4.500%, 08/27/20	686,521	685,972
First Data Corp. Extended Term Loan, 3.687%, 03/24/18	372,933	372,204
MedAssets, Inc. Term Loan B, 4.000%, 12/13/19	252,342	252,497

Software—(Continued)
Nuance Communications, Inc. Term Loan C, 2.940%, 08/07/19	711,522	706,630
Rovi Solutions Corp. Term Loan B, 3.750%, 07/02/21	605,395	601,895
Verint Systems, Inc. Term Loan, 3.500%, 09/06/19	782,837	785,088
Vertafore, Inc. 1st Lien Term Loan, 4.250%, 10/03/19	359,455	359,994

		3,923,561

Specialty Retail—0.1%
Camping World, Inc. Term Loan, 5.250%, 02/20/20	1,187,500	1,195,664

Telecommunications—0.8%
Cincinnati Bell, Inc. Term Loan B, 4.000%, 09/10/20	1,419,713	1,420,008
CommScope, Inc. Term Loan B4, 3.250%, 01/14/18	229,704	229,932
MCC Iowa LLC Term Loan H, 3.250%, 01/29/21	940,800	933,450
Securus Technologies Holdings, Inc. Incremental Term Loan B2, 0.000%, 04/30/20 (l)	750,000	739,219
Telesat Canada Term Loan B2, 3.500%, 03/28/19	2,522,439	2,519,286
Virgin Media Investment Holdings, Ltd Term Loan F, 3.500%, 06/30/23	2,885,181	2,860,839
Ziggo Financing Partnership Term Loan B1, 3.500%, 01/15/22	471,479	466,794
Term Loan B2A, 3.500%, 01/15/22	303,830	300,811
Term Loan B3, 3.500%, 01/15/22	499,691	494,726

		9,965,065

Transportation—0.1%
Navios Partners Finance (U.S.), Inc. Term Loan B, 0.000%, 06/27/18 (l)	500,000	499,687
Swift Transportation Co. LLC Term Loan B, 3.750%, 06/09/21	841,623	844,954

		1,344,641

Total Floating Rate Loans (Cost $100,201,924)		100,234,433

Asset-Backed Securities—4.4%

Asset-Backed - Automobile—0.5%
Capital Auto Receivables Asset Trust 2.190%, 09/20/21	500,000	503,534
Capital Automotive REIT 3.660%, 10/15/44 (144A)	1,900,000	1,893,198
CarNow Auto Receivables Trust 2.980%, 11/15/17 (144A)	473,000	473,554
First Investors Auto Owner Trust 2.530%, 01/15/20 (144A)	275,000	275,567

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Flagship Credit Auto Trust 5.380%, 07/15/20 (144A)	700,000	$722,464
Santander Drive Auto Receivables Trust 2.700%, 08/15/18	650,000	657,318
Skopos Auto Receivables Trust 3.100%, 12/15/23 (144A)	455,656	455,656
Tidewater Auto Receivables Trust 2.830%, 10/15/19 (144A)	500,000	501,410
United Auto Credit Securitization Trust 2.900%, 12/15/17 (144A)	400,000	402,310

		5,885,011

Asset-Backed - Home Equity—0.2%
Accredited Mortgage Loan Trust 0.337%, 09/25/36 (b)	631,221	622,922
GSAA Home Equity Trust 0.557%, 10/25/35 (b)	345,064	312,817
4.855%, 06/25/34 (b)	1,297,891	1,180,717
Home Equity Asset Trust 0.297%, 03/25/37 (b)	213,913	211,213
Nationstar Home Equity Loan Trust 0.337%, 03/25/37 (b)	189,674	185,398
Option One Mortgage Loan Trust Asset-Backed Certificates 0.447%, 11/25/35 (b)	248,857	246,079
Truman Capital Mortgage Loan Trust 1.887%, 01/25/34 (144A) (b)	506,532	494,774
Wells Fargo Home Equity Trust 0.597%, 11/25/35 (b)	32,526	32,506

		3,286,426

Asset-Backed - Manufactured Housing — 0.2%
Conseco Financial Corp. 6.240%, 12/01/28 (b)	30,982	31,888
Greenpoint Manufactured Housing 8.450%, 06/20/31 (b)	112,860	115,431
Lehman ABS Manufactured Housing Contract Trust 5.873%, 04/15/40	139,873	147,666
Madison Avenue Manufactured Housing Contract 2.437%, 03/25/32 (b)	235,286	235,260
Madison Avenue Manufactured Housing Contract Trust 3.437%, 03/25/32 (b)	250,000	255,026
Mid-State Capital Trust 5.250%, 12/15/45 (144A)	386,279	403,738
7.000%, 12/15/45 (144A)	456,511	490,234
Mid-State Trust 7.540%, 02/15/36	41,603	44,537
Origen Manufactured Housing Contract Trust 5.460%, 11/15/35 (b)	258,914	263,644
5.460%, 06/15/36 (b)	211,738	220,150
5.910%, 01/15/35 (b)	363,121	381,289

		2,588,863

Asset-Backed - Other—3.5%
American Homes 4 Rent 1.600%, 06/17/31 (144A) (b)	500,000	497,163
4.110%, 04/17/52 (144A)	600,000	595,175
American Homes 4 Rent Trust 4.596%, 12/17/36 (144A)	1,000,000	1,035,986
5.040%, 12/17/36 (144A)	1,000,000	1,042,937
5.149%, 10/17/36 (144A)	500,000	525,814
Applebee’s Funding LLC / IHOP Funding LLC 4.277%, 09/05/44 (144A)	1,900,000	1,925,838
Axis Equipment Finance Receivables III LLC 4.050%, 05/20/20 (144A)	200,000	199,077
B2R Mortgage Trust 4.831%, 05/15/48 (144A) (b)	200,000	200,689
Bayview Opportunity Master Fund IIa Trust 3.475%, 08/28/44 (144A)	506,638	507,594
3.721%, 02/28/35 (144A) (b)	604,519	605,748
Bayview Opportunity Master Fund Trust IIIa 3.623%, 07/28/19 (144A)	280,602	278,871
Carrington Mortgage Loan Trust 0.587%, 09/25/35 (b)	26,924	26,747
CKE Restaurant Holdings, Inc. 4.474%, 03/20/43 (144A)	2,995,375	3,041,719
Colony American Homes 2.086%, 07/17/31 (144A) (b)	1,000,000	994,723
Countrywide Asset-Backed Certificates 0.367%, 06/25/36 (b)	259,248	254,082
0.435%, 04/25/36 (b)	125,454	124,653
4.456%, 10/25/35 (b)	10,197	10,179
Credit-Based Asset Servicing and Securitization LLC 0.275%, 04/25/37 (b)	272,488	231,967
DB Master Finance LLC 3.980%, 02/20/45 (144A)	2,144,625	2,135,980
Dominos Pizza Master Issuer LLC 5.216%, 01/25/42 (144A)	2,242,666	2,314,927
Drug Royalty II L.P. 2 3.081%, 07/15/23 (144A) (b)	680,015	689,157
Ellington Loan Acquisition Trust 1.087%, 05/28/37 (144A) (b)	820,960	809,335
First Franklin Mortgage Loan Trust 0.862%, 05/25/35 (b)	20,941	20,916
GCAT LLC 3.625%, 05/26/20 (144A)	676,644	676,628
GLC Trust 3.000%, 07/15/21 (144A)	797,283	796,725
GMAT Trust 3.967%, 11/25/43 (144A)	843,622	845,616
HOA Funding LLC 4.846%, 08/20/44 (144A)	2,265,500	2,238,763
Icon Brands Holdings LLC 4.229%, 01/25/43 (144A)	1,003,019	1,004,800
JPMorgan Mortgage Acquisition Trust 0.335%, 05/25/36 (b)	83,329	82,729
Leaf Receivables Funding LLC 2.670%, 09/15/20 (144A)	538,712	541,309
2.740%, 03/15/21 (144A)	200,000	198,180

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Leaf Receivables Funding LLC 3.740%, 05/17/21 (144A)	300,000	$296,517
5.110%, 09/15/21 (144A)	531,000	550,753
5.500%, 09/15/20 (144A)	367,451	376,097
Progreso Receivables Funding I LLC 4.000%, 07/09/18 (144A)	1,271,000	1,280,814
Progreso Receivables Funding LLC 3.000%, 07/28/20	800,000	800,000
Residential Asset Mortgage Products Trust 5.165%, 01/25/34	197,872	179,760
Sierra Timeshare Receivables Funding LLC 1.870%, 08/20/29 (144A)	145,166	145,602
Silver Bay Realty Trust 2.235%, 09/17/31 (144A) (b)	1,000,000	998,002
Spirit Master Funding LLC 3.887%, 12/20/43 (144A)	200,000	204,758
4.629%, 01/20/45 (144A)	1,600,000	1,594,653
5.740%, 03/20/42 (144A)	178,415	193,854
Springleaf Funding Trust 2.410%, 12/15/22 (144A)	900,000	901,125
2.580%, 09/15/21 (144A)	1,230,651	1,235,256
STORE Master Funding I LLC 3.750%, 04/20/45 (144A)	1,248,958	1,230,606
STORE Master Funding LLC 4.160%, 03/20/43 (144A)	192,845	196,149
4.210%, 04/20/44 (144A)	596,750	604,502
Structured Asset Investment Loan Trust 0.387%, 01/25/36 (b)	260,715	253,439
Structured Asset Securities Corp. Mortgage Loan Trust 0.317%, 03/25/37 (b)	133,293	132,763
TAL Advantage V LLC 3.510%, 02/22/39 (144A)	1,105,000	1,110,313
U.S. Residential Opportunity Fund Trust 3.721%, 01/27/35 (144A)	961,441	961,635
Vericrest Opportunity Loan Trust XIX LLC 3.875%, 04/25/55 (144A)	621,909	624,258
Vericrest Opportunity Loan Trust XXV LLC 3.500%, 06/26/45 (144A)	800,000	799,120
Vericrest Opportunity Loan Trust XXXIII LLC 3.500%, 03/25/55 (144A)	771,274	771,526
Westgate Resorts LLC 2.150%, 12/20/26 (144A)	579,940	579,940
2.250%, 08/20/25 (144A)	265,830	266,361
2.500%, 03/20/25 (144A)	111,758	112,054
2.750%, 05/20/27 (144A)	1,112,860	1,113,684
3.250%, 12/20/26 (144A)	1,237,206	1,240,299
3.750%, 08/20/25 (144A)	105,488	106,602
4.500%, 01/20/25 (144A)	127,751	128,230

		43,442,699

Total Asset-Backed Securities (Cost $54,503,586)		55,202,999

Foreign Government—4.0%
Security Description	Principal Amount*	Value

Municipal—0.3%
Brazil Minas SPE via State of Minas Gerais 5.333%, 02/15/28 (144A)	3,000,000	2,835,000
Province of Salta Argentina 9.500%, 03/16/22 (144A)	714,780	707,632

		3,542,632

Sovereign—3.7%
Australia Government Bond 3.250%, 04/21/25 (AUD)	15,450,000	12,153,864
China Government Bonds 3.000%, 11/21/19 (CNY)	11,000,000	1,771,229
3.380%, 11/21/24 (CNY)	8,000,000	1,273,249
Croatia Government International Bonds 5.500%, 04/04/23 (144A)	1,300,000	1,336,569
Indonesia Treasury Bonds 6.125%, 05/15/28 (IDR)	4,898,000,000	301,577
7.000%, 05/15/22 (IDR)	4,500,000,000	314,060
7.000%, 05/15/27 (IDR)	4,400,000,000	297,514
8.250%, 06/15/32 (IDR)	24,816,000,000	1,818,506
Ivory Coast Government International Bond 6.375%, 03/03/28 (144A)	860,000	840,650
Kenya Government International Bond 5.875%, 06/24/19 (144A)	735,000	750,435
Mexican Bonos 6.500%, 06/09/22 (MXN)	53,750,000	3,542,815
7.500%, 06/03/27 (MXN)	56,500,000	3,949,011
Mexican Udibonos 2.000%, 06/09/22 (MXN) (j)	19,154,682	1,174,817
3.500%, 12/14/17 (MXN) (j)	26,278,325	1,777,731
Norwegian Government Bonds 2.000%, 05/24/23 (144A) (NOK)	10,000,000	1,308,343
4.500%, 05/22/19 (144A) (NOK)	17,550,000	2,535,650
Poland Government International Bond 4.000%, 01/22/24	1,325,000	1,386,281
Romania Government Bonds 5.850%, 04/26/23 (RON)	10,550,000	2,939,806
5.950%, 06/11/21 (RON)	7,310,000	2,062,171
Russian Federal Bond - OFZ 7.000%, 08/16/23 (RUB)	239,798,000	3,452,379
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (144A) (a)	748,438	876,786
Zambia Government International Bond 5.375%, 09/20/22 (144A)	800,000	691,000

		46,554,443

Total Foreign Government (Cost $57,065,762)		50,097,075

Municipals—3.2%
Baylor University 4.313%, 03/01/42	800,000	764,368
Brazos River Harbor, TX Navigation District Revenue Bonds Dow Chemical Co. Project 5.950%, 05/15/33	3,360,000	3,724,493

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
California Educational Facilities Authority Revenue 5.000%, 06/01/43	1,470,000	$1,848,481
Gulf Coast Waste Disposal Authority 5.200%, 05/01/28	945,000	983,405
Indianapolis Airport Authority Federal Express Corp. Project 5.100%, 01/15/17	660,000	698,947
JobsOhio Beverage System 3.985%, 01/01/29	2,990,000	3,100,241
4.532%, 01/01/35	760,000	794,040
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Westlake Chemical Corp. Projects 6.750%, 11/01/32	1,550,000	1,708,565
Massachusetts State Development Finance Agency Revenue Board Institute, Inc. 5.250%, 04/01/37	1,350,000	1,515,712
5.375%, 04/01/41	400,000	449,700
Massachusetts State Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology 5.500%, 07/01/32	950,000	1,253,781
New Hampshire Health & Educational Facilities Authority Revenue, Wentworth Douglas Hospital 6.500%, 01/01/41	600,000	707,490
New Jersey Economic Development Authority Lease Revenue Zero Coupon, 02/15/18	3,400,000	3,130,618
New Jersey State Transportation Trust Fund Authority Transportation Systems 5.500%, 06/15/41	2,000,000	2,086,260
New York City Transitional Finance Authority Revenue Future Tax Secured 5.000%, 11/01/33	300,000	344,703
North East Independent School District 5.250%, 02/01/31	640,000	803,475
Port Authority of New York & New Jersey 4.458%, 10/01/62	460,000	452,677
Port of Corpus Christi Authority TX Celanese Project 6.700%, 11/01/30	1,500,000	1,503,330
Selma AL, Industrial Development Board Revenue Gulf Opportunity Zone, International Paper Co. Projects 6.250%, 11/01/33	800,000	917,480
St. John Baptist Parish LA, Revenue Bond Marathon Oil Corp. 5.125%, 06/01/37	1,710,000	1,799,074
State of Washington 3.000%, 07/01/28	450,000	437,225
Texas A&M University Permanent University Fund 5.000%, 07/01/30	530,000	624,388
Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue Dow Chemical Project. 5.900%, 05/01/38 (b)	1,505,000	1,629,719
Texas Municipal Gas Acquisition & Supply Corp. III 5.000%, 12/15/30	750,000	803,827
5.000%, 12/15/31	1,550,000	1,657,105
University of California CA, Revenue 3.380%, 05/15/28	1,200,000	1,139,040
University of Texas System 5.000%, 08/15/43	395,000	438,016
Virginia Commonwealth Transportation Board 4.000%, 05/15/31	1,300,000	1,355,146
4.000%, 05/15/32	1,300,000	1,350,102
Washington Suburban Sanitary Commission 4.000%, 06/01/43	960,000	980,189
4.000%, 06/01/44	930,000	945,317
Yavapai County AZ, Industrial Development Authority Solid Waste Disposal Revenue Waste Management, Inc. Project 4.900%, 03/01/28	300,000	309,546

Total Municipals (Cost $38,103,435)		40,256,460

Preferred Stocks—1.7%

Air Freight & Logistics—0.1%
CEVA Group plc - Series A2 (g)	864	639,153

Banks—1.0%
Citigroup Capital XIII, 7.875% (b)	89,319	2,318,721
Citigroup, Inc., 7.125% (a) (b)	150,000	4,105,500
CoBank ACB, 6.250% (b)	1,500	153,797
Fifth Third Bancorp, 6.625% (a) (b)	22,310	629,142
GMAC Capital Trust I, 8.125% (b)	56,000	1,454,880
Morgan Stanley 6.375% (b)	16,190	412,197
7.125% (a) (b)	50,000	1,397,500
State Street Corp., 5.900% (b)	43,000	1,103,810
U.S. Bancorp Series G, 6.000% (a) (b)	49,157	1,309,051

		12,884,598

Consumer Finance—0.1%
Ally Financial, Inc. , 7.000% (144A)	751	758,862

Insurance—0.3%
Allstate Corp. (The), 5.100% (b)	106,925	2,680,610
Aspen Insurance Holdings, Ltd., 5.950% (b)	50,000	1,260,000

		3,940,610

Telecommunications—0.2%
Qwest Corp., 7.375%	109,000	2,832,910

Total Preferred Stocks (Cost $20,878,522)		21,056,133

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Convertible Bonds—1.5%

Security Description	Principal Amount*	Value

Biotechnology—0.1%
Medicines Co. (The) 2.500%, 01/15/22 (144A)	1,145,000	$1,252,344

Commercial Services—0.0%
Cardtronics, Inc. 1.000%, 12/01/20 (a)	465,000	456,281

Computers—0.1%
Mentor Graphics Corp. 4.000%, 04/01/31	813,000	1,099,582

Electrical Components & Equipment—0.2%
General Cable Corp. 4.500%, 11/15/29 (a) (m)	2,420,000	2,008,600

Electronics—0.2%
Vishay Intertechnology, Inc. 2.250%, 05/15/41	2,545,000	1,892,844

Energy-Alternate Sources—0.0%
LDK Solar Co., Ltd. 5.535%, 12/31/18 (f)	332,761	66,552
SolarCity Corp. 1.625%, 11/01/19 (144A)	360,000	329,400

		395,952

Home Builders—0.3%
KB Home 1.375%, 02/01/19 (a)	1,275,000	1,240,734
Ryland Group, Inc. (The) 0.250%, 06/01/19 (a)	1,095,000	1,056,675
Standard Pacific Corp. 1.250%, 08/01/32 (a)	1,210,000	1,471,663

		3,769,072

Internet—0.2%
Priceline Group, Inc. (The) 0.900%, 09/15/21 (144A) (a)	1,375,000	1,311,406
WebMD Health Corp. 2.500%, 01/31/18 (a)	1,203,000	1,224,805

		2,536,211

Mining—0.1%
Mirabela Nickel, Ltd. 9.500%, 06/24/19 (144A) (d) (f)	328,080	232,937
Vedanta Resources Jersey, Ltd. 5.500%, 07/13/16	1,400,000	1,386,000

		1,618,937

Oil & Gas—0.2%
American Energy - Utica LLC 3.500%, 03/01/21 (144A) (f)	860,000	361,200
Chesapeake Energy Corp. 2.250%, 12/15/38	1,250,000	1,084,375

Oil & Gas—(Continued)
Cobalt International Energy, Inc. 2.625%, 12/01/19	1,105,000	815,628

		2,261,203

Telecommunications—0.1%
Finisar Corp. 0.500%, 12/15/33 (a)	1,300,000	1,259,375

Transportation—0.0%
Golar LNG, Ltd. 3.750%, 03/07/17	300,000	363,750

Total Convertible Bonds (Cost $19,297,193)		18,914,151

Convertible Preferred Stocks—0.5%

Banks—0.5%
Bank of America Corp. 7.250%, 12/31/49	462	513,744
Wells Fargo & Co., Series L 7.500%, 12/31/49	4,965	5,833,875

Total Convertible Preferred Stocks (Cost $6,106,269)		6,347,619

Common Stocks—0.1%

Air Freight & Logistics—0.0%
CEVA Group plc (g) (n)	399	295,260

Commercial Services—0.0%
Comdisco Holding Co., Inc. (n)	83	361

Media—0.1%
Cengage Learning, Inc. (n)	10,995	307,519

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (g) (n)	1,370,320	121,379

Semiconductors & Semiconductor Equipment—0.0%
LDK Solar Co., Ltd. (ADR) (n)	22,685	2,949

Total Common Stocks (Cost $1,227,908)		727,468

Warrant—0.0%

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (g) (n) (Cost $0)	1,700	17,000

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino-Forest Corp. (g)	1,246,000	$0
Sino-Forest Corp. (g)	500,000	0

		0

Transportation—0.0%
Inversiones Alsacia S.A. (g)	1,790,000	0

Total Escrow Shares (Cost $0)		0

Short-Term Investments—9.8%

Mutual Fund—3.9%
State Street Navigator Securities Lending MET Portfolio (o)	49,605,143	49,605,143

Repurchase Agreement—5.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $73,482,572 on 07/01/15, collateralized by $70,745,000 U.S. Treasury Note at 2.875% due 03/31/18 with a value of $74,952,913.	73,482,572	73,482,572

Total Short-Term Investments (Cost $123,087,715)		123,087,715

Total Investments—104.3% (Cost $1,312,384,049) (p)		1,308,021,131
Other assets and liabilities (net)—(4.3)%		(54,469,815)

Net Assets—100.0%		$1,253,551,316

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $57,064,391 and the collateral received consisted of cash in the amount of $49,605,143 and non-cash collateral with a value of $9,442,435. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2015, the market value of restricted securities was $330,893, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Illiquid security. As of June 30, 2015, these securities represent 0.7% of net assets.
(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(i)	Interest only security.
(j)	Principal amount of security is adjusted for inflation.
(k)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	This loan will settle after June 30, 2015, at which time the interest rate will be determined.
(m)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(n)	Non-income producing security.
(o)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(p)	As of June 30, 2015, the aggregate cost of investments was $1,312,384,049. The aggregate unrealized appreciation and depreciation of investments were $29,303,967 and $(33,666,885), respectively, resulting in net unrealized depreciation of $(4,362,918).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $359,090,255, which is 28.6% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CMO)—	Collateralized Mortgage Obligation
(CNY)—	Chinese Yuan
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

(REMIC)—	Real Estate Mortgage Investment Conduit
(RON)—	New Romanian Leu
(RUB)—	Russian Ruble

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Desarrolladora Homex S.A.B. de C.V.	12/11/09	$855,000	$847,439	$51,385
Desarrolladora Homex S.A.B. de C.V.	02/02/12	655,000	648,774	46,571
Mirabela Nickel, Ltd.	06/30/14	328,080	328,080	232,937

				$330,893

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
NGN	452,965,000	JPMorgan Chase Bank N.A.	07/13/15	$2,156,976	$113,535

Contracts to Deliver
AUD	1,812,868	Societe Generale	07/06/15	1,424,941	26,544
AUD	16,474,327	Brown Brothers Harriman & Co.	07/29/15	12,736,187	44,215
CAD	3,532,147	JPMorgan Chase Bank N.A.	08/31/15	2,850,741	25,034
EUR	16,271,221	Citibank N.A.	07/14/15	17,247,088	(895,805)
EUR	3,306,872	JPMorgan Chase Bank N.A.	09/04/15	3,680,203	(9,713)
JPY	981,262,000	JPMorgan Chase Bank N.A.	09/24/15	7,906,451	(120,492)
JPY	90,480,000	UBS AG	09/24/15	738,185	(1,962)
NGN	452,965,000	JPMorgan Chase Bank N.A.	07/13/15	2,159,238	(111,273)
NZD	4,917,004	Citibank N.A.	07/13/15	3,599,522	270,746
RUB	274,145,000	JPMorgan Chase Bank N.A.	07/20/15	4,961,900	27,689

Net Unrealized Depreciation					$(631,482)

Futures Contracts

Futures Contracts - Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Bond Futures	09/21/15	217	USD	33,617,841	$(186,279)

Futures Contracts - Short
U.S. Treasury Long Bond Futures	09/21/15	(54)	USD	(8,222,194)	76,632
U.S. Treasury Note 10 Year Futures	09/21/15	(1,237)	USD	(156,651,058)	576,448
U.S. Treasury Note 2 Year Futures	09/30/15	(36)	USD	(7,869,838)	(11,912)
U.S. Treasury Note 5 Year Futures	09/30/15	(1,003)	USD	(119,430,846)	(184,740)

Net Unrealized Appreciation					$270,149

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.HY.23.V3	5.000%	12/20/19	3.092%	USD	12,617,787	$265,279

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Depreciation
Diamond Offshore Drilling, Inc. 4.875%, due 07/01/15	1.000%	12/20/19	Morgan Stanley Capital Services LLC	2.896%	USD	2,525,000	$(196,431)	$(92,038)	$(104,393)

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(JPY)—	Japanese Yen
(NGN)—	Nigerian Naira
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Agriculture	$—	$6,892,484	$—	$6,892,484
Airlines	—	5,972,475	—	5,972,475
Auto Manufacturers	—	1,875,641	—	1,875,641
Auto Parts & Equipment	—	256,250	—	256,250
Banks	—	70,358,751	—	70,358,751

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Beverages	$—	$1,944,569	$—	$1,944,569
Building Materials	—	12,737,113	—	12,737,113
Chemicals	—	14,715,393	—	14,715,393
Coal	—	143,300	—	143,300
Commercial Services	—	14,746,659	—	14,746,659
Computers	—	6,646,533	—	6,646,533
Diversified Financial Services	—	36,889,661	—	36,889,661
Electric	—	26,722,695	—	26,722,695
Electrical Components & Equipment	—	27,027	—	27,027
Electronics	—	2,122,965	—	2,122,965
Energy-Alternate Sources	—	1,089,502	—	1,089,502
Engineering & Construction	—	3,784,500	—	3,784,500
Entertainment	—	3,491,956	—	3,491,956
Food	—	13,961,124	—	13,961,124
Forest Products & Paper	—	4,141,323	—	4,141,323
Gas	—	2,987,747	—	2,987,747
Hand/Machine Tools	—	1,643,188	—	1,643,188
Healthcare-Services	—	2,814,919	—	2,814,919
Home Builders	—	6,966,312	—	6,966,312
Home Furnishings	—	1,243,606	—	1,243,606
Household Products/Wares	—	2,393,262	—	2,393,262
Insurance	—	47,667,647	12,716,416	60,384,063
Internet	—	3,173,068	—	3,173,068
Investment Company Security	—	974,201	—	974,201
Iron/Steel	—	7,015,991	—	7,015,991
Leisure Time	—	716,625	—	716,625
Lodging	—	4,010,513	—	4,010,513
Machinery-Construction & Mining	—	649,979	—	649,979
Machinery-Diversified	—	2,979,726	—	2,979,726
Media	—	3,165,208	—	3,165,208
Metal Fabricate/Hardware	—	362,351	—	362,351
Mining	—	9,714,539	—	9,714,539
Multi-National	—	20,239,013	—	20,239,013
Oil & Gas	—	40,063,011	—	40,063,011
Oil & Gas Services	—	8,788,262	—	8,788,262
Packaging & Containers	—	4,483,646	—	4,483,646
Pharmaceuticals	—	1,989,544	—	1,989,544
Pipelines	—	38,017,124	—	38,017,124
Real Estate Investment Trusts	—	16,570,754	—	16,570,754
Retail	—	5,040,049	—	5,040,049
Semiconductors	—	3,498,625	—	3,498,625
Software	—	3,566,875	—	3,566,875
Sovereign	—	4,216,358	—	4,216,358
Telecommunications	—	27,137,222	—	27,137,222
Textiles	—	574,184	—	574,184
Transportation	—	3,599,590	—	3,599,590
Trucking & Leasing	—	2,072,009	—	2,072,009
Total Corporate Bonds & Notes	—	506,855,069	12,716,416	519,571,485
Total U.S. Treasury & Government Agencies*	—	257,444,667	—	257,444,667
Total Mortgage-Backed Securities*	—	115,063,926	—	115,063,926
Total Floating Rate Loans*	—	100,234,433	—	100,234,433
Total Asset-Backed Securities*	—	55,202,999	—	55,202,999
Total Foreign Government*	—	50,097,075	—	50,097,075
Total Municipals	—	40,256,460	—	40,256,460

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Air Freight & Logistics	$—	$639,153	$—	$639,153
Banks	12,730,801	153,797	—	12,884,598
Consumer Finance	—	758,862	—	758,862
Insurance	3,940,610	—	—	3,940,610
Telecommunications	2,832,910	—	—	2,832,910
Total Preferred Stocks	19,504,321	1,551,812	—	21,056,133
Convertible Bonds
Biotechnology	—	1,252,344	—	1,252,344
Commercial Services	—	456,281	—	456,281
Computers	—	1,099,582	—	1,099,582
Electrical Components & Equipment	—	2,008,600	—	2,008,600
Electronics	—	1,892,844	—	1,892,844
Energy-Alternate Sources	—	395,952	—	395,952
Home Builders	—	3,769,072	—	3,769,072
Internet	—	2,536,211	—	2,536,211
Mining	—	1,618,937	—	1,618,937
Oil & Gas	—	2,261,203	—	2,261,203
Telecommunications	—	1,259,375	—	1,259,375
Transportation	—	363,750	—	363,750
Total Convertible Bonds	—	18,914,151	—	18,914,151
Total Convertible Preferred Stocks*	6,347,619	—	—	6,347,619
Common Stocks
Air Freight & Logistics	—	295,260	—	295,260
Commercial Services	361	—	—	361
Media	—	307,519	—	307,519
Metals & Mining	—	121,379	—	121,379
Semiconductors & Semiconductor Equipment	2,949	—	—	2,949
Total Common Stocks	3,310	724,158	—	727,468
Total Warrant*	—	17,000	—	17,000
Total Escrow Shares*	—	—	0	0
Short-Term Investments
Mutual Fund	49,605,143	—	—	49,605,143
Repurchase Agreement	—	73,482,572	—	73,482,572
Total Short-Term Investments	49,605,143	73,482,572	—	123,087,715
Total Investments	$75,460,393	$1,219,844,322	$12,716,416	$1,308,021,131

Collateral for Securities Loaned (Liability)	$—	$(49,605,143)	$—	$(49,605,143)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$507,763	$—	$507,763
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,139,245)	—	(1,139,245)
Total Forward Contracts	$—	$(631,482)	$—	$(631,482)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$653,080	$—	$—	$653,080
Futures Contracts (Unrealized Depreciation)	(382,931)	—	—	(382,931)
Total Futures Contracts	$270,149	$—	$—	$270,149
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$265,279	$—	$265,279
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(196,431)	$—	$(196,431)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation from Investments Still Held at June 30, 2015
Corporate Bonds & Notes
Insurance	$1,881,430	$1,353	$162,500	$265,016	$2,670,917	$(1,300,000)	$9,035,200	$—	$12,716,416	$360,046
Common Stocks
Metals & Mining	56,119	—	—	—	—	—	—	(56,119)	—	—
Escrow Share
Forest Products & Paper	0	—	—	0	—	—	—	—	0	—
Transportation	0	—	—	0	—	—	—	—	0	—

Total	$1,937,549	$1,353	$162,500	$265,016	$2,670,917	$(1,300,000)	$9,035,200	$(56,119)	$12,716,416	$360,046

Corporate Bonds & Notes in the amount of $9,035,200 were transferred into level 3 due to a lack of observable market inputs that determine price.

Common Stocks in the amount of $56,119 were transferred out of level 3 into level 2 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,308,021,131
Cash denominated in foreign currencies (c)	19,555,936
Cash collateral (d)	3,270,482
Unrealized appreciation on forward foreign currency exchange contracts	507,763
Receivable for:
Investments sold	5,936,770
TBA securities sold	10,478,780
Fund shares sold	239,573
Dividends and interest	10,429,862
Variation margin on futures contracts	69,347
Interest on OTC swap contracts	631
Variation margin on centrally cleared swap contracts	56,107
Other assets	8,111

Total Assets	1,358,574,493
Liabilities
Due to custodian	1,238,155
OTC swap contracts at market value (e)	196,431
Unrealized depreciation on forward foreign currency exchange contracts	1,139,245
Collateral for securities loaned	49,605,143
Payables for:
Investments purchased	22,469,280
TBA securities purchased	28,785,322
Fund shares redeemed	561,725
Accrued expenses:
Management fees	586,201
Distribution and service fees	48,289
Deferred trustees’ fees	76,247
Other expenses	317,139

Total Liabilities	105,023,177

Net Assets	$1,253,551,316

Net assets consist of:
Paid in surplus	$1,243,753,932
Undistributed net investment income	16,736,252
Accumulated net realized loss	(1,589,981)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(5,348,887)

Net Assets	$1,253,551,316

Net Assets
Class A	$920,509,477
Class B	87,609,782
Class E	245,432,057
Capital Shares Outstanding*
Class A	88,656,045
Class B	8,615,267
Class E	23,790,704
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.38
Class B	10.17
Class E	10.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,312,384,049.
(b)	Includes securities loaned at value of $57,064,391.
(c)	Identified cost of cash denominated in foreign currencies was $20,323,671.
(d)	Includes collateral of $2,295,482 for futures contracts, $280,000 for OTC swap contracts and $695,000 for centrally cleared swap contracts.
(e)	Net premium received on OTC swap contracts was $92,038.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$896,613
Interest (a)	26,545,151
Securities lending income	140,854

Total investment income	27,582,618

Expenses
Management fees	3,573,224
Administration fees	14,941
Custodian and accounting fees	156,556
Distribution and service fees—Class B	96,094
Distribution and service fees—Class E	187,902
Audit and tax services	33,937
Legal	14,333
Trustees’ fees and expenses	19,698
Shareholder reporting	64,717
Insurance	4,105
Miscellaneous	7,618

Total expenses	4,173,125

Net Investment Income	23,409,493

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(881,099)
Futures contracts	(3,974,856)
Swap contracts	217,180
Foreign currency transactions	3,844,673

Net realized loss	(794,102)

Net change in unrealized appreciation (depreciation) on:
Investments	(10,710,987)
Futures contracts	1,073,058
Swap contracts	224,218
Foreign currency transactions	(1,570,891)

Net change in unrealized depreciation	(10,984,602)

Net realized and unrealized loss	(11,778,704)

Net Increase in Net Assets From Operations	$11,630,789

(a)	Net of foreign withholding taxes of $21,532.

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,409,493	$52,852,090
Net realized gain (loss)	(794,102)	22,966,759
Net change in unrealized depreciation	(10,984,602)	(18,436,835)

Increase in net assets from operations	11,630,789	57,382,014

From Distributions to Shareholders
Net investment income
Class A	(47,291,030)	(50,319,138)
Class B	(4,245,871)	(1,930,820)
Class E	(12,345,013)	(11,977,710)
Net realized capital gains
Class A	(9,207,103)	(10,046,356)
Class B	(869,732)	(405,931)
Class E	(2,478,014)	(2,468,525)

Total distributions	(76,436,763)	(77,148,480)

Increase in net assets from capital share transactions	53,264,299	24,033,362

Total increase (decrease) in net assets	(11,541,675)	4,266,896

Net Assets
Beginning of period	1,265,092,991	1,260,826,095

End of period	$1,253,551,316	$1,265,092,991

Undistributed net investment income
End of period	$16,736,252	$57,208,673

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	865,699	$9,546,370	2,351,317	$26,108,142
Reinvestments	5,427,295	56,498,133	5,589,398	60,365,494
Redemptions	(4,608,407)	(50,709,291)	(10,101,024)	(111,845,559)

Net increase (decrease)	1,684,587	$15,335,212	(2,160,309)	$(25,371,923)

Class B
Sales	2,040,035	$21,998,620	4,387,077	$47,717,865
Reinvestments	502,022	5,115,603	220,448	2,336,751
Redemptions	(179,927)	(1,946,508)	(601,273)	(6,536,301)

Net increase	2,362,130	$25,167,715	4,006,252	$43,518,315

Class E
Sales	2,478,621	$27,169,650	4,191,650	$46,087,571
Reinvestments	1,433,562	14,823,027	1,345,087	14,446,235
Redemptions	(2,673,665)	(29,231,305)	(4,964,094)	(54,646,836)

Net increase	1,238,518	$12,761,372	572,643	$5,886,970

Increase derived from capital shares transactions		$53,264,299		$24,033,362

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.95		$11.14	$11.57	$10.95	$11.15	$10.47

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.46	0.55	0.57	0.62	0.64
Net realized and unrealized gain (loss) on investments	(0.10)		0.05	(0.37)	0.66	(0.22)	0.60

Total from investment operations	0.11		0.51	0.18	1.23	0.40	1.24

Less Distributions
Distributions from net investment income	(0.57)		(0.58)	(0.58)	(0.57)	(0.53)	(0.56)
Distributions from net realized capital gains	(0.11)		(0.12)	(0.03)	(0.04)	(0.07)	0.00

Total distributions	(0.68)		(0.70)	(0.61)	(0.61)	(0.60)	(0.56)

Net Asset Value, End of Period	$10.38		$10.95	$11.14	$11.57	$10.95	$11.15

Total Return (%) (b)	0.94	(c)	4.58	1.54	11.62	3.63	12.17

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.62	(d)	0.62	0.63	0.63	0.64	0.67
Ratio of net investment income to average net assets (%)	3.75	(d)	4.15	4.88	5.12	5.61	5.94
Portfolio turnover rate (%)	35	(c)(e)	82 (e)	29	23	30	33
Net assets, end of period (in millions)	$920.5		$952.7	$993.0	$920.1	$743.2	$638.0

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013(f)
Net Asset Value, Beginning of Period	$10.73		$10.92	$10.76

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.41	0.23
Net realized and unrealized gain (loss) on investments	(0.10)		0.07	(0.07)

Total from investment operations	0.09		0.48	0.16

Less Distributions
Distributions from net investment income	(0.54)		(0.55)	0.00
Distributions from net realized capital gains	(0.11)		(0.12)	0.00

Total distributions	(0.65)		(0.67)	0.00

Net Asset Value, End of Period	$10.17		$10.73	$10.92

Total Return (%) (b)	0.80	(c)	4.40	1.49 (c)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.88 (d)
Ratio of net investment income to average net assets (%)	3.51	(d)	3.83	4.71 (d)
Portfolio turnover rate (%)	35	(c)(e)	82 (e)	29
Net assets, end of period (in millions)	$87.6		$67.1	$24.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.88		$11.07	$11.50	$10.89	$11.10	$10.43

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.44	0.53	0.55	0.60	0.62
Net realized and unrealized gain (loss) on investments	(0.10)		0.05	(0.37)	0.65	(0.22)	0.60

Total from investment operations	0.10		0.49	0.16	1.20	0.38	1.22

Less Distributions
Distributions from net investment income	(0.55)		(0.56)	(0.56)	(0.55)	(0.52)	(0.55)
Distributions from net realized capital gains	(0.11)		(0.12)	(0.03)	(0.04)	(0.07)	0.00

Total distributions	(0.66)		(0.68)	(0.59)	(0.59)	(0.59)	(0.55)

Net Asset Value, End of Period	$10.32		$10.88	$11.07	$11.50	$10.89	$11.10

Total Return (%) (b)	0.89	(c)	4.44	1.41	11.45	3.46	12.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	(d)	0.77	0.78	0.78	0.79	0.82
Ratio of net investment income to average net assets (%)	3.60	(d)	3.99	4.73	4.97	5.46	5.79
Portfolio turnover rate (%)	35	(c)(e)	82 (e)	29	23	30	33
Net assets, end of period (in millions)	$245.4		$245.3	$243.3	$259.6	$213.6	$155.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 26% and 44% for the six months ended June 30, 2015 and for the year ended December 31, 2014, respectively.
(f)	Commencement of operations was July 17, 2013.

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value

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hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on

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investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown reclasses, defaulted bonds, swap transactions, convertible preferred stock interest purchased, distributions re-designations, contingent payment debt instruments and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $73,482,572, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

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Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2015, the Portfolio had no when-issued and delayed-delivery securities.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

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Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2015, the Portfolio had no open unfunded loan commitments.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might

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result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s

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remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

MIST-40

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$653,080	Unrealized depreciation on futures contracts* (a)	$382,931
Credit	Unrealized appreciation on centrally cleared swap contracts** (a)	265,279	OTC swap contracts at market value (b)	196,431
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	507,763	Unrealized depreciation on forward foreign currency exchange contracts	1,139,245

Total		$1,426,122		$1,718,607

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest receivable of $631.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Brown Brothers Harriman & Co.	$44,215	$—	$—	$44,215
Citibank N.A.	270,746	(270,746)	—	—
JPMorgan Chase Bank N.A.	166,258	(166,258)	—	—
Societe Generale	26,544	—	—	26,544

	$507,763	$(437,004)	$—	$70,759

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$895,805	$(270,746)	$—	$625,059
JPMorgan Chase Bank N.A.	241,478	(166,258)	—	75,220
Morgan Stanley Capital Services LLC	196,431	—	(196,431)	—
UBS AG	1,962	—	—	1,962

	$1,335,676	$(437,004)	$(196,431)	$702,241

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$6,670,594	$6,670,594
Futures contracts	(3,974,856)	—	—	(3,974,856)
Swap contracts	—	217,180	—	217,180

	$(3,974,856)	$217,180	$6,670,594	$2,912,918

MIST-41

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,492,392)	$(2,492,392)
Futures contracts	1,073,058	—	—	1,073,058
Swap contracts	—	224,218	—	224,218

	$1,073,058	$224,218	$(2,492,392)	$(1,195,116)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$57,860,887
Futures contracts long	14,200,000
Futures contracts short	(228,110,000)
Swap contracts	23,085,703

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MIST-42

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$239,698,503	$187,896,820	$261,801,248	$221,838,125

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2015 were as follows:

Purchases	Sales
$114,079,371	$173,036,873

The Portfolio engaged in security transactions with other accounts managed by Pioneer Investment Management, Inc. that amounted to $369,801 in purchases and $274,500 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$3,573,224	0.600%	First $500 million
	0.550%	$500 million to $1 billion
	0.530%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pioneer Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-43

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$66,587,121	$61,252,127	$10,561,359	$2,843,835	$77,148,480	$64,095,962

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$60,684,321	$12,409,582	$1,576,880	$—	$74,670,783

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-44

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the Pyramis Government Income Portfolio returned -0.23%. The Portfolio’s primary benchmark, the Barclays U.S. Government Bond Index1, returned 0.08%. The Portfolio’s secondary benchmark the Custom Benchmark2, returned -0.22%.

MARKET ENVIRONMENT / CONDITIONS

For the six months ending June 30, 2015, the U.S. investment grade bond market earned a total return of -0.10%, as measured by the Barclays U.S. Aggregate Bond Index. The market environment in the first half of the year was characterized by stable to falling short-term interest rates, rising intermediate-term and long-term interest rates, a steepening U.S. Treasury yield curve, widening yield spreads, and increasing levels of volatility, all of which combined to drive bond prices lower. Shorter-dated bonds generally performed better than longer-dated ones, and higher-quality bonds generally performed better than those of lower quality.

U.S. Treasury yields were volatile in the first half of the year—falling in January, rising in February through early March, falling from early March through mid-April, and trending higher thereafter. The upward trend was far from uniform, however, as short-term yields actually declined slightly, by 1 to 9 basis points; intermediate-term yields rose modestly, by 10 to 18 basis points; and long-term yields rose moderately, by 36 to 39 basis points. The end result was a noticeable steepening in the slope of the U.S. Treasury yield curve.

U.S. Treasury yields rose and fell in response to a host of factors. Yields fell early in the year based on the launch of the European Central Bank’s quantitative easing program and a first-quarter contraction in the U.S. economy, which was attributed primarily to harsh winter weather, a strike-induced disruption in west coast port operations, and the strength of the U.S. dollar in foreign exchange markets. Yields rose later in the year based on an uptick in Eurozone inflation, which triggered a massive global bond sell-off, and signs of a rebound in the U.S. economy—especially in the labor market—which fueled hopes that the U.S. recovery was finally gaining momentum. Through it all, investors were seeking signs that the Federal Reserve (the “Fed”) would make good on its longstanding promise to raise the federal funds rate, and a consensus seemed to gather that such a move was likely to occur in the second half of the year. Still, along the way, the upward march in U.S. Treasury yields was punctuated by periodic bond rallies—some triggered by reassuring policy statements from the Fed, which have been consistently “dovish” in tone, and others triggered by international events, such as the Greek debt crisis, the Puerto Rican debt crisis, and the plunge in Chinese stock prices. The 10-year U.S. Treasury note ended the period trading at a yield of 2.35%, 18 basis points higher than it had traded at the beginning of the year.

U.S. Treasury bonds turned in a lackluster performance in the first half of the year, producing a modest return of only 0.03%, as coupon income barely offset principal losses. U.S. Treasury Inflation Protected Securities (“TIPS”) performed somewhat better, earning a return of 0.34%.

U.S. Agency debentures posted a return of 0.60% on a total return basis, but after adjusting for duration, they outperformed comparable U.S. Treasuries by only 6 basis points.

Asset-backed securities (“ABS”) were the top-performing sector, producing a total return of 1.08% and outperforming similar-duration U.S. Treasuries by 35 basis points. Performance in this sector was strongest among stranded-cost utility bonds and those bonds backed by credit card receivables.

Commercial mortgage-backed securities (“CMBS”) trailed ABS, but still performed well during the period, producing a total return of 0.69% while outperforming similar-duration U.S. Treasuries by 5 basis points.

Agency mortgage backed securities (“MBS”) were the worst-performing sector during the period, at least among the securitized debt products, producing a total return of 0.31% and underperforming similar-duration U.S. Treasuries by 45 basis points. Within this sector, mortgages issued by the Federal National Mortgage Association (“FNMA”, or “Fannie Mae”) were the strongest performers (-29 basis points on an excess return, duration-adjusted basis), followed by the mortgages issued by the Federal Home Loan Mortgage Corporation (“FHLMC”, or “Freddie Mac”) (-31 basis points) and the Government National Mortgage Association (“GNMA”, or “Ginnie Mae”) (-90 basis points).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio performed in line with its Custom Benchmark over the period beginning January 1, 2015 and ending June 30, 2015. Security selection made a negative contribution to excess returns during the six-month period, although there was evidence of both astute and adverse bond-picking. Security selection detracted from relative performance in two areas: nominal U.S. Treasuries and U.S. Agency debentures. Within the U.S. Treasury space, the Portfolio generally held longer-dated issues to help manage its duration target and yield-curve exposures, and such issues naturally underperformed in a rising interest-rate environment. Within the U.S. Agency space, the Portfolio pursued a strategy of underweighting the large, liquid issues—e.g., the debentures of Fannie Mae, Freddie Mac, and the Federal Home Loan Bank—in favor of the smaller, less liquid issues—e.g., the debentures of the National Credit Union Administration and the Agency for International Development—and this strategy detracted from relative performance. Security selection worked particularly well in two areas: Agency MBS and Agency CMBS. Within the Agency MBS category, the Portfolio’s holdings in 30-year Ginnie Mae and 30-year Fannie Mae paper were standouts. Many of these securities had certain structural or idiosyncratic features that made them prepay more slowly than the market as a whole, thus allowing the Portfolio

MIST-1

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

to collect premium coupon income for a longer period of time than would otherwise be the case. In the CMBS category, the Portfolio benefited from investing in so-called super-senior tranches, which lie at the top of the capital structure and thus offer superior credit quality—a risk factor that happened to be well-rewarded in the first half of the year.

The Portfolio pursued a simple but effective sector allocation strategy: overweighting those sectors of the investment universe that offer the highest option-adjusted yield spreads, and underweighting those sectors that offer the lowest ones. In practice, this strategy expressed itself as a large overweight to securitized debt products, a large underweight to U.S. Treasuries, and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained a small overweight to in-benchmark securities—i.e., fixed-rate Agency mortgage pass-throughs and hybrid adjustable-rate mortgages (“ARMS”)—and a large overweight to out-of-benchmark securities—i.e., collateralized mortgage obligations (“CMOs”), both Agency and Non-Agency; CMBS, both Agency and Non-Agency; and ABS. Within U.S. Treasuries, the Portfolio pursued a strategy of maintaining a large underweight to nominal U.S. Treasuries, but a small overweight to TIPS—i.e., “small” in terms of assets as a percentage of total Portfolio assets, but actually quite significant in terms of return potential, since all of the TIPS in the Portfolio had maturities of 30 years, and were thus quite sensitive to changes in interest rates and inflation expectations.

This sector allocation strategy proved to be a winning one. The large overweight to out-of-benchmark securities worked especially well, as the CMOs and CMBS both made strong positive contributions to relative performance. Nearly all of the CMOs in the Portfolio were floating-rate debt instruments that offer significantly higher yield pick-ups than traditional mortgage pass-throughs, and such instruments tend to perform well in even rising interest-rate environments. The CMBS were fixed-rate instruments for the most part, not floating-rate ones, but they too trade at wider yield spreads than traditional mortgage pass-throughs, and that yield advantage was able to offset any price loss resulting from rising interest rates in the first half of the year. The small overweight to in-benchmark MBS also proved to be beneficial, as the Portfolio overweighted the best-performing securities in the sector (i.e., the 30-year paper) and underweighted the worst-performing ones (i.e., the 15-year paper). The underweight to nominal U.S. Treasuries and holding out-of-benchmark TIPS were another source of positive excess return—the former, because U.S. Treasuries were a lackluster performer during the period, as we noted earlier; and the latter, because TIPS performed especially well after it became evident that inflation was picking up in the Eurozone and the U.S. economy was performing better than expected. The underweight to U.S. Agencies detracted slightly from relative performance, as U.S. Agencies were one of the best-performing sectors in the universe during the period.

The Portfolio’s relative performance was positively affected by changes in the level, slope, and shape of the U.S. Treasury yield curve, but only to a small degree. The Portfolio maintained a slightly shorter-than-benchmark duration during the first half of the year, which proved to be a boon to relative performance, given that interest rates rose. In addition, the Portfolio’s yield-curve positioning strategy relative to its benchmark was fairly neutral, except at the 10-year and 30-year maturities on the U.S. Treasury yield curve, where the Portfolio was slightly long duration, and at the 20-year maturity on the U.S. Treasury yield curve, where the Portfolio was slightly short duration. This duration posture proved to be beneficial in the first quarter, when yields drifted lower, but detrimental in the second quarter, when yields ratcheted higher. The net result of this duration posture and yield-curve positioning strategy was a small positive contribution to excess return.

At the end of June, the Portfolio maintained a neutral duration and neutral yield-curve positioning posture relative to its custom benchmark. At the sector level, the Portfolio continued to maintain a large overweight to securitized debt products, a medium underweight to U.S. Treasuries, and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained a small overweight to in-benchmark securities—i.e., Agency mortgage pass-throughs and hybrid ARMS; a large overweight to out-of-benchmark securities—i.e., CMOs (both Agency and Non-Agency) and CMBS (both Agency and Non-Agency); and a near-zero weight in ABS. At the security level, the Portfolio continued to maintain sizable positions in Agency mortgage pass-throughs that offer premium coupon income and significant protection against faster prepayments. The Portfolio also held positions in floating-rate CMOs, which offer some measure of protection in the event of rising interest rates; and high-quality CMBS, which offer some measure of protection in scenarios where volatility spikes and spreads widen. Finally, the Portfolio continued to maintain its small overweight in TIPS, and its bias in favor of smaller, less liquid debentures in the U.S. Agency sector.

MIST-2

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio used certain derivative instruments during the period, specifically interest-rate futures contracts and interest-rate swaps, to help manage the Portfolio’s duration target and yield-curve positioning, having a negligible impact on performance.

William Irving

Franco Castagliuolo

Portfolio Managers

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

Pyramis Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[3]
Pyramis Government Income Portfolio
Class B	-0.23	2.62	3.36
Barclays U.S. Government Bond Index	0.08	2.27	2.89
Custom Benchmark	-0.22	2.98	3.72

1 The Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Barclays 5+ Year Treasury Index (40%), the Barclays U.S. MBS Index (35%) and the Barclays U.S. Agency Bond Index (25%)

3 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	90.5
Mortgage-Backed Securities	5.2
Foreign Government	4.1
Corporate Bonds & Notes	2.2
Asset-Backed Securities	0.3

MIST-4

Met Investors Series Trust

Pyramis Government Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B	Actual	0.71%	$1,000.00	$997.70	$3.52
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-5

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—90.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—54.8%
Fannie Mae 15 Yr. Pool 2.500%, 05/01/27	90,734	$92,514
2.500%, 09/01/27	186,511	190,179
2.500%, 01/01/28	279,119	284,271
2.500%, 06/01/28	93,454	95,175
2.500%, 09/01/28	373,695	380,571
2.500%, 07/01/29	2,185,785	2,217,987
2.500%, 08/01/29	602,977	610,860
2.500%, 09/01/29	1,420,703	1,439,274
2.500%, 10/01/29	3,714,192	3,762,743
2.500%, 11/01/29	2,058,750	2,085,662
2.500%, 01/01/30	1,894,377	1,919,140
2.500%, 03/01/30	295,358	299,219
2.500%, 05/01/30	4,538,716	4,598,046
3.500%, 12/01/25	50,815	53,728
3.500%, 12/01/28	300,000	316,474
3.500%, 12/01/29	377,091	398,620
4.000%, 09/01/26	655,164	700,442
4.000%, 11/01/26	654,735	699,859
4.500%, 12/01/23	180,488	188,119
5.000%, 03/01/23	28,461	30,822
Fannie Mae 20 Yr. Pool 3.500%, 01/01/34	3,958,325	4,142,445
4.000%, 08/01/32	1,992,061	2,135,974
5.500%, 01/01/29	983,211	1,102,852
Fannie Mae 30 Yr. Pool 2.500%, 01/01/43	3,561,091	3,420,391
3.000%, 11/01/42	240,722	240,926
3.000%, 12/01/42	2,299,683	2,303,145
3.000%, 01/01/43	979,957	981,442
3.000%, 02/01/43	6,490,904	6,496,860
3.000%, 03/01/43	2,346,232	2,348,670
3.000%, 04/01/43	262,109	262,461
3.000%, 05/01/43	291,334	291,658
3.000%, 06/01/43	106,996	107,073
3.000%, 07/01/43	72,263	72,315
3.000%, 08/01/43	278,111	278,225
3.000%, 03/01/44	76,173	76,078
3.000%, TBA (a)	15,000,000	14,944,042
3.500%, 08/01/42	3,341,867	3,454,939
3.500%, 04/01/43	7,469,470	7,721,052
3.500%, 05/01/43	638,469	660,050
3.500%, 08/01/43	8,586,780	8,878,279
3.500%, TBA (a)	6,900,000	7,110,774
4.000%, 09/01/40	489,891	520,161
4.000%, 10/01/40	416,819	444,069
4.000%, 11/01/40	11,005,513	11,723,660
4.000%, 12/01/40	79,939	84,746
4.000%, 11/01/41	191,302	203,867
4.000%, 12/01/41	101,682	108,335
4.000%, 02/01/42	70,479	75,102
4.000%, 03/01/42	910,618	970,202
4.000%, 04/01/42	2,565,048	2,730,727
4.000%, 05/01/42	594,109	632,941
4.000%, 06/01/42	538,941	574,858
4.000%, 07/01/42	203,431	216,806

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 10/01/42	487,814	517,883
4.000%, 11/01/42	364,201	387,758
4.000%, 04/01/43	323,605	344,358
4.000%, 06/01/43	1,505,913	1,600,983
4.000%, 09/01/43	6,281,015	6,682,010
4.000%, 01/01/44	4,929,556	5,247,202
4.000%, TBA (a)	14,400,000	15,256,518
4.500%, 12/01/40	3,564,424	3,863,470
4.500%, 05/01/41	2,347,847	2,544,723
4.500%, 06/01/41	5,460,720	5,914,477
4.500%, 07/01/41	548,818	597,166
4.500%, 08/01/41	292,444	319,405
4.500%, 10/01/41	3,032,269	3,287,338
4.500%, 11/01/41	7,115,875	7,770,109
4.500%, 08/01/42	793,937	861,719
4.500%, 09/01/42	3,322,058	3,611,916
4.500%, 01/01/43	366,279	396,810
4.500%, 12/01/43	499,261	540,863
4.500%, 03/01/44	472,537	511,426
4.500%, 04/01/44	923,650	998,604
4.500%, 06/01/44	991,183	1,074,074
4.500%, 07/01/44	1,048,285	1,135,556
4.500%, 10/01/44	5,397,645	5,900,026
4.500%, TBA (a)	6,200,000	6,702,782
5.000%, 12/01/39	807,029	912,431
5.000%, 01/01/40	1,698,234	1,919,065
5.000%, 04/01/41	68,670	75,849
5.000%, 06/01/41	79,412	87,714
5.000%, 08/01/41	241,547	267,539
5.500%, 03/01/41	769,214	866,269
6.000%, 10/01/34	254,803	293,770
6.000%, 05/01/37	1,044,079	1,186,042
6.000%, 09/01/37	75,543	86,122
6.000%, 10/01/37	842,006	970,564
6.000%, 01/01/38	838,054	966,021
6.000%, 03/01/38	287,237	329,923
6.000%, 07/01/38	164,101	187,884
6.000%, 01/01/40	749,365	863,963
6.000%, 05/01/40	1,129,015	1,301,709
6.000%, 07/01/41	1,144,443	1,302,426
6.000%, 01/01/42	108,038	125,086
6.500%, 07/01/32	188,137	218,838
6.500%, 12/01/32	56,561	65,653
6.500%, 07/01/35	63,062	73,376
6.500%, 12/01/35	578,953	672,875
6.500%, 08/01/36	1,001,167	1,164,726
Fannie Mae ARM Pool 2.558%, 06/01/42 (b)	185,423	192,197
2.690%, 02/01/42 (b)	1,052,689	1,104,523
2.965%, 11/01/40 (b)	110,961	117,447
2.983%, 09/01/41 (b)	123,917	130,513
3.023%, 10/01/41 (b)	54,920	57,703
3.239%, 07/01/41 (b)	198,611	209,158
3.309%, 10/01/41 (b)	105,797	111,704
3.555%, 07/01/41 (b)	209,597	221,793

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO) 1.107%, 03/25/36 (b)	754,283	$774,209
1.117%, 06/25/36 (b)	1,201,883	1,235,348
3.000%, 06/25/43	12,742,035	13,189,165
4.250%, 03/25/42	2,191,035	2,362,082
5.000%, 12/25/23	439,999	477,769
5.000%, 12/25/34	651,968	722,679
5.000%, 03/25/35	512,412	568,023
5.000%, 08/25/39	774,414	858,345
5.500%, 05/25/34	680,261	704,950
5.500%, 07/25/34	416,490	451,059
5.500%, 06/25/35	406,911	439,847
5.500%, 08/25/35	1,863,582	2,088,444
Freddie Mac 15 Yr. Gold Pool 4.000%, 06/01/24	613,122	651,589
4.000%, 07/01/24	505,491	537,141
4.000%, 09/01/25	418,129	444,348
6.000%, 01/01/24	591,841	657,445
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/33	2,871,851	3,066,418
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	282,038	281,263
3.000%, 01/01/43	299,272	298,454
3.000%, 02/01/43	1,619,973	1,615,467
3.000%, 03/01/43	16,194,800	16,150,445
3.000%, 06/01/43	4,950,650	4,933,012
3.500%, 02/01/42	115,270	118,812
3.500%, 04/01/42	1,096,532	1,132,532
3.500%, 05/01/42	165,425	170,593
3.500%, 06/01/42	1,193,867	1,231,168
3.500%, 07/01/42	220,673	227,526
3.500%, 08/01/42	6,929,406	7,145,116
3.500%, 09/01/42	72,629	74,879
3.500%, 10/01/42	2,720,393	2,805,296
3.500%, 01/01/43	1,278,686	1,318,763
3.500%, 02/01/43	588,860	607,183
3.500%, 03/01/43	285,421	294,337
3.500%, 04/01/43	10,298,119	10,624,633
3.500%, 05/01/43	3,357,297	3,462,180
3.500%, 11/01/44	790,555	814,201
4.000%, 09/01/41	3,680,319	3,905,565
4.000%, 10/01/41	1,095,543	1,164,362
4.000%, 11/01/41	32,915	35,006
4.000%, 01/01/42	4,249,943	4,510,575
4.000%, 03/01/42	423,250	450,257
4.000%, 04/01/42	5,242,260	5,575,484
4.000%, 09/01/42	187,210	199,559
4.000%, 10/01/42	177,298	188,216
4.000%, 11/01/42	780,636	831,839
4.000%, 12/01/42	301,840	321,101
4.000%, 01/01/43	77,615	82,535
4.000%, 02/01/43	452,644	481,337
4.000%, 03/01/43	183,532	194,847
4.000%, 04/01/43	60,479	64,313
4.000%, 05/01/43	921,073	981,223
4.000%, 06/01/43	55,040	58,529

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 07/01/43	746,330	794,583
4.000%, 08/01/43	541,317	576,168
4.000%, 09/01/43	890,494	946,953
4.000%, 10/01/43	811,668	864,749
4.000%, 11/01/43	45,291	48,163
4.000%, 01/01/44	938,521	1,000,369
4.000%, 02/01/44	142,909	152,019
4.000%, 03/01/44	90,534	96,305
4.000%, 04/01/44	93,796	99,895
4.500%, 05/01/39	2,210,758	2,427,348
4.500%, 06/01/39	1,800,540	1,973,084
4.500%, 07/01/40	4,932,698	5,337,226
4.500%, 02/01/41	165,395	180,524
4.500%, 08/01/41	1,605,868	1,736,893
4.500%, 09/01/41	164,695	180,241
4.500%, 10/01/41	372,755	408,046
4.500%, 02/01/44	104,362	112,831
5.000%, 01/01/35	378,425	423,609
5.000%, 05/01/35	246,418	272,952
5.000%, 07/01/35	2,910,148	3,234,540
5.000%, 11/01/35	2,116,804	2,396,102
5.000%, 06/01/41	3,728,679	4,189,958
5.000%, 07/01/41	903,401	1,002,045
5.500%, 03/01/34	3,054,224	3,439,510
5.500%, 07/01/35	2,093,606	2,361,113
Freddie Mac ARM Non-Gold Pool 2.401%, 10/01/42 (b)	1,172,807	1,223,155
3.087%, 09/01/41 (b)	1,149,277	1,209,801
3.222%, 09/01/41 (b)	122,087	128,299
3.235%, 04/01/41 (b)	127,388	133,946
3.293%, 06/01/41 (b)	151,075	159,815
3.422%, 12/01/40 (b)	4,143,927	4,443,320
3.481%, 05/01/41 (b)	133,467	140,064
3.624%, 06/01/41 (b)	209,190	220,485
3.706%, 05/01/41 (b)	183,303	193,961
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.537%, 04/25/19 (b)	470,497	468,579
1.655%, 11/25/16	1,580,000	1,593,910
2.669%, 02/25/23	4,797,555	4,926,902
2.670%, 12/25/24	7,000,000	6,872,929
2.791%, 01/25/22	7,600,000	7,783,221
2.811%, 01/25/25	10,500,000	10,410,603
2.991%, 09/25/21	2,653,000	2,755,082
3.016%, 02/25/23	8,549,295	8,932,611
3.303%, 07/25/24	7,854,000	8,122,780
3.808%, 08/25/20	7,890,000	8,508,931
3.974%, 01/25/21 (b)	17,750,000	19,327,691
4.084%, 11/25/20 (b)	980,000	1,071,728
4.251%, 01/25/20	4,090,000	4,473,180
Freddie Mac REMICS (CMO) 0.586%, 03/15/34 (b)	725,465	729,971
1.086%, 02/15/33 (b)	531,752	541,598
4.500%, 12/15/26	2,072,632	2,296,416
4.500%, 02/15/41	61,213	66,555

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 5.000%, 09/15/23	98,076	$106,650
5.000%, 10/15/34	760,364	848,876
5.000%, 11/15/34	1,321,767	1,347,953
5.000%, 12/15/37	282,300	308,693
5.000%, 03/15/41	500,000	555,079
5.000%, 04/15/41	643,590	750,380
5.500%, 05/15/34	3,650,829	4,107,741
5.500%, 06/15/41	4,220,000	4,817,379
Ginnie Mae I 30 Yr. Pool 3.000%, 05/15/42	997,816	1,010,688
3.000%, 04/15/43	312,991	317,033
3.000%, 05/15/43	470,823	475,979
3.000%, 03/15/45	184,342	186,361
3.500%, 11/15/41	454,455	475,112
3.500%, 02/15/42	403,915	422,310
3.500%, 03/15/42	473,088	493,774
3.500%, 05/15/42	1,766,702	1,838,014
3.500%, 06/15/42	1,473,358	1,530,535
4.000%, 09/15/40	2,665,268	2,884,882
4.000%, 10/15/40	290,004	309,095
4.000%, 03/15/41	1,288,969	1,396,956
4.000%, 10/15/41	709,271	768,614
4.000%, 12/15/41	664,702	719,470
4.500%, 08/15/39	3,936,845	4,292,776
4.500%, 06/15/40	1,642,705	1,784,681
4.500%, 07/15/40	308,973	337,110
4.500%, 03/15/41	1,548,391	1,682,798
4.500%, 04/15/41	177,181	192,495
5.000%, 03/15/39	137,492	154,889
5.000%, 07/15/39	410,177	455,276
5.000%, 08/15/39	279,193	314,100
5.000%, 09/15/39	203,858	229,679
5.000%, 04/15/40	92,283	102,462
5.000%, 08/15/40	308,266	347,291
5.000%, 04/15/41	209,038	234,071
5.000%, 09/15/41	187,108	207,681
5.500%, 06/15/35	1,396,709	1,612,331
5.500%, 11/15/35	920,176	1,061,838
5.500%, 10/15/39	45,821	51,752
6.000%, 06/15/36	1,614,801	1,886,037
Ginnie Mae II 30 Yr. Pool 3.000%, 06/20/42	1,745,022	1,772,797
3.000%, 03/20/45	4,757,010	4,809,594
3.000%, TBA (a)	8,840,000	8,923,565
3.500%, 07/20/42	1,066,391	1,109,777
3.500%, 10/20/42	1,418,960	1,476,910
3.500%, 12/20/42	864,894	900,261
3.500%, 01/20/43	73,070	76,058
3.500%, 05/20/43	2,438,168	2,537,999
3.500%, 08/20/43	104,406	108,681
3.500%, 04/20/45	9,146,448	9,541,842
3.500%, 05/20/45	2,195,562	2,290,475
3.500%, TBA (a)	8,600,000	8,925,525
4.000%, 09/20/39	323,921	346,539
4.000%, 10/20/40	48,476	51,943

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.000%, 11/20/40	3,381,342	3,623,167
4.000%, 11/20/41	1,540,577	1,649,194
4.000%, 11/20/44	3,000,001	3,179,724
4.000%, 06/20/45	2,601,881	2,774,356
4.000%, TBA (a)	2,100,000	2,225,467
4.500%, 02/20/40	385,048	420,148
4.500%, 09/20/40	40,848	44,572
4.500%, 05/20/41	5,851,498	6,384,987
Ginnie Mae II Pool 4.300%, 08/20/61	1,357,868	1,435,731
4.524%, 07/20/62	7,109,309	7,713,750
4.527%, 03/20/63	18,127,714	19,830,885
4.530%, 10/20/62	1,431,779	1,560,362
4.533%, 12/20/61	9,711,277	10,441,021
4.550%, 05/20/62	5,766,083	6,233,908
4.630%, 04/20/62	4,804,037	5,196,733
4.649%, 02/20/62	952,237	1,026,560
4.650%, 03/20/62	2,628,733	2,838,945
4.682%, 02/20/62	1,179,999	1,271,492
4.684%, 01/20/62	3,813,917	4,105,410
4.723%, 04/20/62	4,878,052	5,286,594
5.470%, 08/20/59	570,595	592,447
5.612%, 04/20/58	250,901	255,808
Government National Mortgage Association (CMO) 0.300%, 03/20/65 (b)	8,056,454	8,053,795
0.461%, 05/20/63 (b) (g)	13,429,000	13,429,000
0.482%, 08/20/60 (b)	260,300	259,259
0.482%, 09/20/60 (b)	280,852	279,715
0.507%, 08/20/34 (b)	135,322	135,348
0.515%, 07/20/60 (b)	315,665	314,215
0.667%, 01/20/38 (b)	79,977	80,700
0.672%, 02/20/61 (b)	363,187	364,280
0.682%, 12/20/60 (b)	695,407	697,887
0.682%, 02/20/61 (b)	106,500	106,850
0.682%, 04/20/61 (b)	255,245	256,139
0.682%, 05/20/61 (b)	506,874	508,832
0.687%, 07/20/37 (b)	317,997	321,051
0.692%, 10/20/37 (b)	2,117,309	2,138,126
0.705%, 01/16/40 (b)	569,976	575,944
0.712%, 06/20/61 (b)	353,061	354,597
0.715%, 12/16/39 (b)	346,372	349,951
0.782%, 10/20/61 (b)	1,199,836	1,208,481
0.782%, 12/20/63 (b)	11,320,591	11,391,922
0.785%, 11/16/39 (b)	444,115	450,241
0.812%, 01/20/62 (b)	1,194,082	1,204,351
0.812%, 03/20/62 (b)	712,628	720,165
0.882%, 11/20/61 (b)	1,096,775	1,109,300
0.882%, 01/20/62 (b)	730,874	739,216
3.000%, 04/20/37	50,776	50,964
4.500%, 05/16/40	80,000	87,736
4.500%, 05/20/40 (c)	62,630	9,076
5.010%, 09/20/60 (b)	3,880,133	4,186,466
5.150%, 08/20/60	3,242,885	3,505,208
5.300%, 07/20/60 (b)	4,972,429	5,357,836

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 5.488%, 05/20/41 (b)	268,665	$304,425
8.418%, 04/20/39 (b)	2,052,056	2,357,635
8.551%, 08/20/39 (b)	3,854,787	4,459,279

		667,349,175

Federal Agencies—7.8%
Federal Home Loan Bank 4.875%, 05/17/17	5,000,000	5,390,335
Federal Home Loan Banks 1.000%, 06/21/17	29,750,000	29,905,473
Federal Home Loan Mortgage Corp. 1.250%, 08/01/19	3,000,000	2,968,125
5.125%, 11/17/17	5,906,000	6,497,870
6.250%, 07/15/32	7,568,000	10,516,712
6.750%, 03/15/31	481,000	689,502
Federal National Mortgage Association 1.125%, 07/20/18	118,000	117,910
1.500%, 06/22/20	9,068,000	8,960,463
1.750%, 11/26/19	4,285,000	4,307,501
2.625%, 09/06/24	7,000,000	7,002,702
3.000%, 01/01/43	293,040	293,523
6.625%, 11/15/30	1,430,000	2,020,897
Tennessee Valley Authority 1.750%, 10/15/18	7,486,000	7,551,300
5.250%, 09/15/39	557,000	677,707
5.500%, 06/15/38	6,117,000	7,626,321

		94,526,341

U.S. Treasury—27.9%
U.S. Treasury Bonds 3.000%, 05/15/45	13,847,000	13,570,060
3.375%, 05/15/44	8,767,000	9,208,778
3.625%, 02/15/44	45,290,000	49,794,226
4.375%, 02/15/38	8,000,000	9,837,504
4.375%, 05/15/40	1,000,000	1,231,328
5.000%, 05/15/37 (d)	9,000,000	12,060,702
5.250%, 02/15/29	32,405,000	42,285,998
5.375%, 02/15/31 (e)	4,933,000	6,631,417
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45 (f)	17,565,825	16,045,292
1.375%, 02/15/44 (f)	5,737,685	6,124,978
U.S. Treasury Notes 0.375%, 10/31/16	14,000,000	13,991,250
0.625%, 12/31/16	2,850,000	2,856,011
0.750%, 04/15/18	8,936,000	8,889,229
1.000%, 05/15/18	11,000,000	11,012,034
1.500%, 01/31/22	17,650,000	17,087,406
1.625%, 04/30/19	2,306,000	2,331,763
1.750%, 03/31/22	16,618,000	16,316,799
2.000%, 05/31/21	24,979,000	25,137,067
2.000%, 02/15/25	2,121,000	2,060,683
2.125%, 06/30/21	2,000,000	2,024,844
2.125%, 06/30/22	20,000,000	20,084,380

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.125%, 05/15/25	3,000,000	2,945,625
2.250%, 03/31/21	25,187,000	25,730,082
2.250%, 04/30/21	10,481,000	10,700,451
2.250%, 11/15/24	5,900,000	5,864,046
2.375%, 08/15/24	6,515,000	6,550,122

		340,372,075

Total U.S. Treasury & Government Agencies (Cost $1,105,196,866)		1,102,247,591

Mortgage-Backed Securities—5.2%

Collateralized Mortgage Obligations—2.7%
CSMC 1.017%, 10/26/37 (144A) (b)	4,412,963	4,382,977
Granite Master Issuer plc 0.257%, 12/20/54 (144A) (b)	770,256	765,019
0.267%, 12/20/54 (b)	1,763,451	1,752,695
0.287%, 12/20/54 (b)	1,067,527	1,061,228
0.327%, 12/20/54 (b)	276,906	275,466
0.365%, 12/17/54 (b)	1,917,513	1,908,117
0.387%, 12/20/54 (b)	120,292	119,751
Granite Mortgages plc 0.561%, 09/20/44 (b)	2,160,084	2,154,035
0.601%, 03/20/44 (b)	529,753	528,482
0.675%, 01/20/44 (b)	370,609	369,794
1.255%, 07/20/43 (b)	4,355,943	4,369,446
National Credit Union Administration Guaranteed Notes Trust 0.555%, 11/06/17 (b)	1,874,313	1,877,863
0.565%, 03/06/20 (b)	344,641	345,290
0.635%, 01/08/20 (b)	8,965,058	9,009,847
RBSSP Resecuritization Trust 2.816%, 07/26/45 (144A) (b)	3,680,783	3,712,397
Thornburg Mortgage Securities Trust 0.827%, 09/25/43 (b)	573,289	553,528

		33,185,935

Commercial Mortgage-Backed Securities—2.5%
CDGJ Commercial Mortgage Trust 1.586%, 12/15/27 (144A) (b)	12,000,000	12,004,248
Commercial Mortgage Trust 1.088%, 06/11/27 (144A) (b)	5,500,000	5,496,980
3.305%, 11/10/47	6,984,000	7,167,344
Hilton USA Trust 1.185%, 11/05/30 (144A) (b)	1,331,363	1,331,363
SCG Trust 1.586%, 11/15/26 (144A) (b)	3,750,000	3,746,168

		29,746,103

Total Mortgage-Backed Securities (Cost $62,887,287)		62,932,038

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Foreign Government—4.1%

Security Description	Principal Amount*	Value

Sovereign—4.1%
Hashemite Kingdom of Jordan Government AID Bonds 2.503%, 10/30/20	13,375,000	$13,809,728
3.000%, 06/30/25	5,389,000	5,402,473
Israel Government AID Bonds 5.500%, 09/18/23	13,878,000	16,785,052
5.500%, 12/04/23	8,920,000	10,824,152
5.500%, 04/26/24	1,900,000	2,317,460

Total Foreign Government (Cost $50,331,263)		49,138,865

Corporate Bonds & Notes—2.2%

Diversified Financial Services—2.2%
National Credit Union Administration Guaranteed Notes 2.350%, 06/12/17	10,620,000	10,963,876
3.450%, 06/12/21	8,645,000	9,435,931
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,699,294

Total Corporate Bonds & Notes (Cost $27,669,062)		27,099,101

Asset-Backed Securities—0.3%

Asset-Backed - Automobile—0.3%
Carfinance Capital Auto Trust 1.650%, 07/17/17 (144A)	4,662	4,664
CarNow Auto Receivables Trust 0.960%, 01/17/17 (144A)	4,030,284	4,028,112

Total Asset-Backed Securities (Cost $4,034,810)		4,032,776

Short-Term Investment—2.7%
Security Description	Principal Amount*	Value

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $32,507,549 on 07/01/15, collateralized by $30,120,000 U.S. Treasury Note at 3.625% due 08/15/19 with a value of $33,157,963.	32,507,549	32,507,549

Total Short-Term Investment (Cost $32,507,549)		32,507,549

Total Investments—105.0% (Cost $1,282,626,837) (h)		1,277,957,920
Other assets and liabilities (net)—(5.0)%		(60,366,197)

Net Assets—100.0%		$1,217,591,723

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $917,953.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2015, the market value of securities pledged was $1,398,069.
(f)	Principal amount of security is adjusted for inflation.
(g)	Security was valued in good faith under procedures approved by the board of trustees. As of June 30, 2015, these securities represent 1.10% of net assets.
(h)	As of June 30, 2015, the aggregate cost of investments was $1,282,626,837. The aggregate unrealized appreciation and depreciation of investments were $15,486,697 and $(20,155,614), respectively, resulting in net unrealized depreciation of $(4,668,917).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $35,471,928, which is 2.9% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/21/15	277	USD	35,205,523	$(255,914)
U.S. Treasury Note 2 Year Futures	09/30/15	4	USD	874,883	867
U.S. Treasury Note 5 Year Futures	09/30/15	14	USD	1,669,637	(28)
U.S. Treasury Ultra Long Bond Futures	09/21/15	119	USD	18,939,832	(606,394)

Net Unrealized Depreciation					$(861,469)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	3.000%	09/16/45	USD	1,200,000	$9,303
Receive	3M LIBOR	1.500%	09/16/17	USD	3,700,000	(9,288)
Receive	3M LIBOR	2.250%	09/16/20	USD	2,200,000	(16,979)
Receive	3M LIBOR	3.000%	09/16/45	USD	5,400,000	(53,923)
Receive	3M LIBOR	2.750%	09/16/25	USD	5,000,000	(52,631)
Receive	3M LIBOR	1.750%	09/16/18	USD	11,800,000	(56,880)

Net Unrealized Depreciation						$(180,398)

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$—	$653,920,175	$13,429,000	$667,349,175
Federal Agencies	—	94,526,341	—	94,526,341
U.S. Treasury	—	340,372,075	—	340,372,075
Total U.S. Treasury & Government Agencies	—	1,088,818,591	13,429,000	1,102,247,591
Total Mortgage-Backed Securities*	—	62,932,038	—	62,932,038
Total Foreign Government*	—	49,138,865	—	49,138,865
Total Corporate Bonds & Notes*	—	27,099,101	—	27,099,101
Total Asset-Backed Securities*	—	4,032,776	—	4,032,776
Total Short-Term Investment*	—	32,507,549	—	32,507,549
Total Investments	$—	$1,264,528,920	$13,429,000	$1,277,957,920

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$867	$—	$—	$867
Futures Contracts (Unrealized Depreciation)	(862,336)	—	—	(862,336)
Total Futures Contracts	$(861,469)	$—	$—	$(861,469)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$9,303	$—	$9,303
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(189,701)	—	(189,701)
Total Centrally Cleared Swap Contracts	$—	$(180,398)	$—	$(180,398)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of June 30, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2015
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$—	$—	$13,429,000	$13,429,000	$—

Total	$—	$—	$13,429,000	$13,429,000	$—

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pyramis Government Income Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$1,277,957,920
Cash	123,563
Receivable for:
Investments sold	23,708,682
TBA securities sold	6,712,833
Fund shares sold	371,673
Principal paydowns	169,025
Interest	4,996,089
Variation margin on centrally cleared swap contracts	20,366

Total Assets	1,314,060,151
Liabilities
Payables for:
Investments purchased	24,203,749
TBA securities purchased	70,938,317
Fund shares redeemed	366,125
Variation margin on futures contracts	16,828
Accrued expenses:
Management fees	423,449
Distribution and service fees	250,272
Deferred trustees’ fees	59,120
Other expenses	210,568

Total Liabilities	96,468,428

Net Assets	$1,217,591,723

Net assets consist of:
Paid in surplus	$1,257,114,134
Undistributed net investment income	9,567,069
Accumulated net realized loss	(43,378,696)
Unrealized depreciation on investments, futures contracts and swap contracts	(5,710,784)

Net Assets	$1,217,591,723

Net Assets
Class B	$1,217,591,723
Capital Shares Outstanding*
Class B	115,753,605
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,282,626,837.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Interest	$14,124,903

Total investment income	14,124,903
Expenses
Management fees	2,629,306
Administration fees	14,723
Custodian and accounting fees	93,658
Distribution and service fees—Class B	1,556,535
Audit and tax services	33,786
Legal	14,292
Trustees’ fees and expenses	19,699
Shareholder reporting	37,952
Insurance	4,122
Miscellaneous	7,967

Total expenses	4,412,040

Net Investment Income	9,712,863

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	7,972,056
Futures contracts	957,187
Swap contracts	134,660

Net realized gain	9,063,903

Net change in unrealized depreciation on:
Investments	(19,173,240)
Futures contracts	(1,788,444)
Swap contracts	(262,449)

Net change in unrealized depreciation	(21,224,133)

Net realized and unrealized loss	(12,160,230)

Net Decrease in Net Assets From Operations	$(2,447,367)

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pyramis Government Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,712,863	$22,009,058
Net realized gain	9,063,903	12,609,051
Net change in unrealized appreciation (depreciation)	(21,224,133)	58,974,472

Increase (decrease) in net assets from operations	(2,447,367)	93,592,581

From Distributions to Shareholders
Net investment income
Class B	(28,865,138)	(33,274,992)

Total distributions	(28,865,138)	(33,274,992)

Decrease in net assets from capital share transactions	(22,327,636)	(103,502,674)

Total decrease in net assets	(53,640,141)	(43,185,085)

Net Assets
Beginning of period	1,271,231,864	1,314,416,949

End of period	$1,217,591,723	$1,271,231,864

Undistributed net investment income
End of period	$9,567,069	$28,719,344

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	2,225,580	$24,253,292	8,154,990	$86,377,180
Reinvestments	2,741,229	28,865,138	3,214,975	33,274,992
Redemptions	(6,916,782)	(75,446,066)	(21,168,534)	(223,154,846)

Net decrease	(1,949,973)	$(22,327,636)	(9,798,569)	$(103,502,674)

Decrease derived from capital shares transactions		$(22,327,636)		$(103,502,674)

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pyramis Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.80		$10.31	$11.05	$10.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.18	0.13	0.10		0.10
Net realized and unrealized gain (loss) on investments	(0.10)		0.59	(0.61)	0.24		0.76

Total from investment operations	(0.02)		0.77	(0.48)	0.34		0.86

Less Distributions
Distributions from net investment income	(0.26)		(0.28)	(0.16)	(0.00	)(c)	(0.04)
Distributions from net realized capital gains	0.00		0.00	(0.10)	(0.02)		(0.09)

Total distributions	(0.26)		(0.28)	(0.26)	(0.02)		(0.13)

Net Asset Value, End of Period	$10.52		$10.80	$10.31	$11.05		$10.73

Total Return (%) (d)	(0.23	)(e)	7.56	(4.52)	3.15		8.57	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.71	(f)	0.71	0.70	0.70		0.84	(f)
Ratio of net investment income to average net assets (%)	1.56	(f)	1.72	1.24	0.94		1.37	(f)
Portfolio turnover rate (%)	94	(e)(g)	281 (g)	329 (g)	457	(g)	366	(e)
Net assets, end of period (in millions)	$1,217.6		$1,271.2	$1,314.4	$1,631.7		$717.5

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 37%, 151%, 212% and 262% for the six months ended June 30, 2015 and for the years ended December 31, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Government Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

MIST-16

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

MIST-17

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $32,507,549, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from

MIST-18

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements

MIST-19

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure

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Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts*	$9,303	Unrealized depreciation on centrally cleared swap contracts*	$189,701
	Unrealized appreciation on futures contracts**	867	Unrealized depreciation on futures contracts**	862,336

Total		$10,170		$1,052,037

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Investments (a)	$(405,692)
Futures contracts	957,187
Swap contracts	134,660

$686,155

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Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Investments (a)	$405,692
Futures contracts	(1,788,444)
Swap contracts	(262,449)

$(1,645,201)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$43,033,333
Swap contracts	34,100,000

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MIST-22

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,210,364,045	$10,023,775	$1,216,517,477	$48,553,981

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2015 were as follows:

Purchases	Sales
$768,338,796	$747,292,711

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$2,629,306	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the

MIST-23

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$33,274,992	$37,444,236	$—	$—	$33,274,992	$37,444,236

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,769,598	$—	$9,148,372	$—	$(46,077,622)	$(8,159,652)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2014, the Portfolio utilized $6,223,251 of capital loss carryforwards.

As of December 31, 2014, the Portfolio had accumulated short-term capital losses of $31,877,250 and accumulated long-term capital losses of $14,200,372.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-24

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the Pyramis Managed Risk Portfolio returned 2.40%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

Market volatility was range bound at relatively low levels for much of the period before spiking as Greece negotiations heated up. The global expansion remained sluggish, but better conditions in several major developed economies underpinned a modestly improving outlook. Asset class results were mixed. Many equity categories posted gains while non-U.S. developed equities held an advantage over the U.S. In particular, Japanese equities benefited from quantitative easing and other fiscal and structural measures. Emerging market equities also recorded positive results for the period. A number of fixed income categories suffered losses as most developed-country government bond yields rose substantially during the second half of the period amid the ebbing of deflationary fears. For many European countries the abrupt rise came after yields hit multi-year lows during the first half of the period, though yields remained at the low end of historical ranges for most countries and U.S. yields were still among the lowest. Emerging market debt and U.S. high yield debt were able to notch gains.

Following a first half of the period that saw moderately positive global equity returns, there was little distinguishable performance between market cap and style during a flattish second half of the period in the U.S. Small cap and growth stocks remained the biggest outperformers for the period. Real estate investment trusts (“REITs”) experienced a sizable sell-off, however, as the rise in long-term interest rates made their dividend streams relatively less attractive and finished the period well into negative territory. Domestic-oriented sectors such as Health Care, Consumer Discretionary, and Telecommunications generally outperformed as the U.S. economy remained on a steadier path than many other economies. An exception was Utilities, which sold off as, similar to REITs, the rise in long-term interest rates made their dividend yields relatively less attractive. Outside the U.S., later in the period saw a reversal in recent trends as commodity prices rebounded and developed-country currencies rose against the dollar. Developed and emerging-market equities experienced some multiple expansion during the period, due to earnings growth again lagging equity performance. However, the valuations of most developed and emerging markets remained below U.S. levels, with price-to-earnings ratios in peripheral Europe and emerging markets still below long-term averages. After a rapid ascent, Chinese equities suffered a steep correction at the end of the period. The China rally had been spurred by monetary easing and encouragement by Chinese policymakers, but it also overshadowed weaker corporate fundamentals.

Falling interest rates and narrowing credit spreads helped generate positive returns across all fixed income categories during the first half of the period, particularly longer-duration and lower-credit quality bonds. However, these factors reversed in the latter half, and rising rates and wider spreads caused most fixed-income categories to experience negative returns, with long duration bonds having the largest decline. Lower-credit-quality categories outperformed since their higher coupons helped offset rising rates, while the long government and credit categories turned negative for the period.
In a global expansion that remained modest and uneven, the Eurozone was in a mid-cycle expansion, supported by favorable credit conditions, pent-up household demand, and easy monetary policy. Greece represented a near-term risk, but Europe’s modest banking exposure to Greece, the European Central Bank’s liquidity programs, and stable peripheral bond spreads suggested contagion may be unlikely to derail Europe’s expansion. The U.S. was also solidly mid-cycle as U.S. labor markets continued to tighten, with the highest rate of job openings in more than a decade and more small businesses raising worker compensation. U.S. household debt-to-income ratios stabilized and credit began to grow again, suggesting that the worst of deleveraging has already occurred and U.S. consumers are on a solid upward trajectory. In this environment, the world followed a moderate path of range-bound inflation expectations, with developed countries in a mildly reflationary trend while emerging markets faced cyclical headwinds.

Many emerging-market countries have experienced booms in private-sector credit growth in recent years, but now face higher debt burdens at the same time that nominal Gross Domestic Product (GDP) growth has decelerated materially. Their ability to cyclically boost growth through credit expansion is much more constrained. A downshift in growth at the end of a cyclical boom left China with a severe credit overhang and a need for economic restructuring. Monetary policy easing became even more aggressive during the period, but a more sustainable China upturn remained elusive amid industrial overcapacity and declining corporate profitability.

PORTFOLIO REVIEW / PERIOD END POSITIONING

At the beginning of the period, relative to the Pyramis Managed Risk Composite benchmark (Dow Jones U.S. Stock Market Index (42%), MSCI EAFE Index (18%), Barclays U.S. Aggregate Bond Index (35%), Barclays U.S. 3 Month Treasury Bellwether Index (5%)), the Portfolio had an overweight position in developed market equities with a bias to the U.S. as steady economic expansion provided a stable outlook for fundamentals. The Portfolio was slightly underweight foreign developed equity while maintaining a modest emerging markets equity position. With rates at historically low levels in some cases, the Portfolio’s low expectations for bond market returns was reflected through a significant investment grade debt underweight. Given other return opportunities, cash was also a significant underweight. Exposure to opportunistic asset classes was primarily represented by modest positions in emerging markets equity, high yield bonds, and REITs and real estate debt.

MIST-1

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Overall, the Portfolio remained overweight equities for much of the period. However, as volatility declined during the first half of the period, the Portfolio opportunistically added to risk assets. The equity overweight was increased by boosting developed non-U.S. equities to an overweight position as the Eurozone demonstrated attractive valuations and signs of emergence from its 2014 slowdown into a broader mid-cycle expansion. Despite its optimism about U.S. equities, the Portfolio reallocated from this asset class, along with investment grade bonds. Consequently, the U.S. equity overweight was trimmed while the investment grade bond underweight was widened. The Portfolio also added to its modest emerging markets equity exposure, primarily through an increased position in attractively valued emerging Asia. Late in the period, as geopolitical forces were a catalyst for higher volatility, the investment grade debt underweight was widened further amid rising rates and increasing credit spreads. Proceeds were reallocated to cash. Allocation to opportunistic asset classes was roughly level through the period with emerging markets equity, high yield bonds, and REITs and real estate debt continuing to be the primary investments in this category, reflecting solid fundamentals and income characteristics.

For the period, the Portfolio’s asset allocation and security selection were additive to performance. In a period where “risk on” assets performed relatively well, the Portfolio’s equity overweight, particularly foreign developed equity, made a positive contribution. The Portfolio’s underweight positions in investment grade debt and cash were also significant contributors. Security selection was positive, especially in both U.S. and developed foreign equities, but offset by investment grade debt security selection. An out of benchmark position in REITs was also a modest detractor from performance. As longer duration bonds had a challenging period, the interest rate overlay detracted from relative performance.

As of June 30, 2015, the Portfolio continued to favor equities versus bonds. Within the equity allocation, relative to the Pyramis Managed Risk Composite benchmark, the Portfolio was overweight equities, both U.S. and foreign developed markets. There was also modest exposure to emerging markets, real estate, and commodities through equities. The Portfolio maintained its largest active position, an underweight position in investment-grade debt. Fixed-income holdings were weighted toward investment-grade credit with modest positions in high yield, emerging market, and real estate debt. The Portfolio was overweight cash.

The Portfolio used certain derivative instruments during the period, specifically futures contracts, to help provide liquidity, additional diversification and balance the sources of risk. At period end, the Portfolio held S&P 500 Index futures (U.S. equities), MSCI EAFE Index futures (foreign equities), and U.S. Treasury futures (U.S. government bonds).

Xuehai En

Portfolio Manager

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis Managed Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
Pyramis Managed Risk Portfolio
Class B	2.40	4.59	8.97
Dow Jones Moderate Index	1.64	1.25	7.93

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/19/2013. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Fidelity Total Bond Fund	19.7
Fidelity Diversified International Fund	8.0
Fidelity Overseas Fund	5.4
Fidelity Stock Selector Large Cap Value Fund	4.9
Fidelity Mid Cap Value Fund	4.8
Fidelity Large Cap Stock Fund	4.2
Fidelity Blue Chip Growth Fund	4.1
WisdomTree Japan Hedged Equity Fund	3.2
iShares 20+ Year Treasury Bond ETF	2.3
Vanguard Health Care ETF	2.2

Top Sectors

% of Net Assets
Mutual Funds	83.8
Cash & Cash Equivalents	16.0

MIST-3

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Managed Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B(a)(b)	Actual	0.63%	$1,000.00	$1,024.00	$3.16
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—83.8% of Net Assets

Security Description	Shares	Value

Investment Company Securities—83.8%
Energy Select Sector SPDR Fund	53,511	$4,021,887
Fidelity Blue Chip Growth Fund (a)	263,969	19,121,908
Fidelity Corporate Bond Fund (a)	131,391	1,474,205
Fidelity Diversified International Fund (a)	987,741	36,981,009
Fidelity Emerging Asia Fund (a)	250,650	8,712,603
Fidelity Emerging Markets Fund (a)	225,425	5,529,671
Fidelity Independence Fund (a)	114,396	4,633,017
Fidelity International Discovery Fund (a)	45,548	1,875,658
Fidelity Large Cap Stock Fund (a)	690,969	19,664,978
Fidelity Mega Cap Stock Fund (a)	349,544	5,844,379
Fidelity Mid Cap Value Fund (a)	888,465	22,273,830
Fidelity OTC Portfolio (a) (b)	88,642	7,375,905
Fidelity Overseas Fund (a)	588,573	24,920,153
Fidelity Real Estate Income Fund (a)	86,470	994,396
Fidelity Real Estate Investment Portfolio (a)	50,148	1,934,195
Fidelity Small Cap Stock Fund (a)	289,638	5,552,367
Fidelity Stock Selector Large Cap Value Fund (a)	1,320,955	22,812,890
Fidelity Total Bond Fund (a)	8,642,799	91,440,816
Fidelity Value Discovery Fund (a)	68,945	1,705,701
iShares 20+ Year Treasury Bond ETF	90,288	10,605,228
iShares Core U.S. Aggregate Bond ETF	27,969	3,042,468
iShares J.P. Morgan USD Emerging Markets Bond ETF	20,629	2,267,540
iShares MSCI Emerging Markets ETF	42,874	1,698,668
iShares U.S. Financial Services ETF	101,996	9,585,584
iShares U.S. Technology ETF	67,852	7,102,069
Market Vectors Gold Miners ETF	56,408	1,001,806
SPDR Barclays High Yield Bond ETF	201,721	7,752,138
SPDR S&P 500 ETF Trust	4,525	931,471
Vanguard Consumer Discretionary ETF	64,739	8,040,584
Vanguard Consumer Staples ETF	40,634	5,074,780
Vanguard FTSE Developed Markets ETF	143,236	5,679,307
Vanguard Health Care ETF	73,987	10,355,220

Investment Company Securities—(Continued)
Vanguard Industrials ETF	41,092	4,301,100
WisdomTree Europe Hedged Equity Fund	157,157	9,679,300
WisdomTree Japan Hedged Equity Fund	261,333	14,948,248

Total Mutual Funds (Cost $385,040,866)		388,935,079

Short-Term Investment—16.0%

Repurchase Agreement—16.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $74,024,846 on 07/01/15, collateralized by $74,760,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $75,507,600.	74,024,846	74,024,846

Total Short-Term Investment (Cost $74,024,846)		74,024,846

Total Investments—99.8% (Cost $459,065,712) (c)		462,959,925
Other assets and liabilities (net)—0.2%		912,953

Net Assets—100.0%		$463,872,878

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	As of June 30, 2015, the aggregate cost of investments was $459,065,712. The aggregate unrealized appreciation and depreciation of investments were $7,108,915 and $(3,214,702), respectively, resulting in net unrealized appreciation of $3,894,213.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE Mini Index Futures	09/18/15	83	USD	7,817,225	$(206,125)
S&P 500 E-Mini Index Futures	09/18/15	419	USD	43,946,404	(906,724)
U.S. Treasury Note 10 Year Futures	09/21/15	841	USD	106,775,635	(665,088)
U.S. Treasury Ultra Long Bond Futures	09/21/15	210	USD	33,224,108	(870,983)

Net Unrealized Depreciation					$(2,648,920)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$388,935,079	$—	$—	$388,935,079
Total Short-Term Investment*	—	74,024,846	—	74,024,846
Total Investments	$388,935,079	$74,024,846	$—	$462,959,925

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(2,648,920)	$—	$—	$(2,648,920)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$106,087,398
Affiliated investments at value (b)	282,847,681
Repurchase Agreement	74,024,846
Cash collateral for futures contracts	4,157,950
Receivable for:
Fund shares sold	2,289,963
Dividends	91,057
Dividends on affiliated investments	198,311
Variation margin on futures contracts	60,540

Total Assets	469,757,746
Liabilities
Payables for:
Investments purchased	5,520,869
Fund shares redeemed	5,318
Variation margin on futures contracts	40,748
Accrued expenses:
Management fees	122,835
Distribution and service fees	90,441
Deferred trustees’ fees	39,580
Other expenses	65,077

Total Liabilities	5,884,868

Net Assets	$463,872,878

Net assets consist of:
Paid in surplus	$456,235,258
Undistributed net investment income	838,478
Accumulated net realized gain	5,553,849
Unrealized appreciation on investments, affiliated investments and futures contracts	1,245,293

Net Assets	$463,872,878

Net Assets
Class B	$463,872,878
Capital Shares Outstanding*
Class B	41,382,126
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $104,941,482.
(b)	Identified cost of affiliated investments was $280,099,384.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$863,649
Dividends from affiliated investments	1,252,793

Total investment income	2,116,442
Expenses
Management fees	842,276
Administration fees	4,686
Custodian and accounting fees	19,388
Distribution and service fees—Class B	467,931
Audit and tax services	15,333
Legal	14,195
Trustees’ fees and expenses	19,698
Shareholder reporting	8,667
Insurance	627
Miscellaneous	3,786

Total expenses	1,396,587
Less management fee waiver	(208,780)

Net expenses	1,187,807

Net Investment Income	928,635

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	2,725,199
Affiliated investments	1,589,353
Futures contracts	2,735,791
Capital gain distributions from Affiliated Underlying Portfolios	562,878

Net realized gain	7,613,221

Net change in unrealized appreciation (depreciation) on:
Investments	637,438
Affiliated investments	1,018,260
Futures contracts	(4,431,420)

Net change in unrealized depreciation	(2,775,722)

Net realized and unrealized gain	4,837,499

Net Increase in Net Assets From Operations	$5,766,134

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$928,635	$2,233,737
Net realized gain	7,613,221	15,731,096
Net change in unrealized appreciation (depreciation)	(2,775,722)	617,497

Increase in net assets from operations	5,766,134	18,582,330

From Distributions to Shareholders
Net investment income
Class B	(3,299,846)	0
Net realized capital gains
Class B	(16,611,724)	(736,608)

Total distributions	(19,911,570)	(736,608)

Increase in net assets from capital share transactions	169,588,998	146,809,143

Total increase in net assets	155,443,562	164,654,865

Net Assets
Beginning of period	308,429,316	143,774,451

End of period	$463,872,878	$308,429,316

Undistributed net investment income
End of period	$838,478	$3,209,689

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	13,609,230	$160,275,545	14,480,063	$159,388,219
Reinvestments	1,757,420	19,911,570	68,971	736,608
Redemptions	(896,713)	(10,598,117)	(1,208,150)	(13,315,684)

Net increase	14,469,937	$169,588,998	13,340,884	$146,809,143

Increase derived from capital shares transactions		$169,588,998		$146,809,143

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013(a)
Net Asset Value, Beginning of Period	$11.46		$10.59	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.03		0.11	0.10
Net realized and unrealized gain on investments	0.25		0.80	0.76

Total from investment operations	0.28		0.91	0.86

Less Distributions
Distributions from net investment income	(0.09)		0.00	(0.08)
Distributions from net realized capital gains	(0.44)		(0.04)	(0.19)

Total distributions	(0.53)		(0.04)	(0.27)

Net Asset Value, End of Period	$11.21		$11.46	$10.59

Total Return (%) (c)	2.40	(d)	8.64	8.59	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.75	(f)	0.82	1.15	(f)
Net ratio of expenses to average net assets (%) (e) (g)	0.63	(f)	0.70	0.80	(f)
Ratio of net investment income to average net assets (%) (h)	0.50	(f)	0.99	1.39	(f)
Portfolio turnover rate (%)	28	(d)	62	88	(d)
Net assets, end of period (in millions)	$463.9		$308.4	$143.8

(a)	Commencement of operations was April 19, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios and Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Managed Risk Portfolio (the “Portfolio”), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 29, 2013. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 80% of its assets in shares of mutual funds offered by Fidelity Investments (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) offered by other sponsors and approximately 20% of its assets in derivative instruments such as stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at reported net asset value per share on the valuation date. Investments in the Underlying ETFs are valued at the closing market quotation for their shares. These types of investments are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios and Underlying ETFs, please refer to the prospectuses for such Underlying Portfolios and Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

MIST-10

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $74,024,846, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

MIST-11

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts*	$1,536,071
Equity	Unrealized depreciation on futures contracts*	1,112,849

Total		$2,648,920

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$1,097,548	$1,638,243	$2,735,791

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$(2,948,339)	$(1,483,081)	$(4,431,420)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$85,802,383

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-12

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$204,622,069	$0	$94,027,409

MIST-13

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement (“Management Agreement”) with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rate:

Management Fees earned by MetLife Advisers for the period ended June 30, 2015
	% per annum	Average Daily Net Assets
$842,276	0.450%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pyramis Global Advisors, LLC (the “Subadvisor”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, through April 30, 2016, to waive its management fee in the same amount as any fees MetLife or its affiliates receive from the Subadvisor and its affiliates for recordkeeping and other administrative services. Amounts waived for the six months ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Expense Limitation Agreement - Metlife Advisers has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2016. Pursuant to that Expense Limitation Agreement, Metlife Advisers has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement
Class B
0.80%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, Metlife Advisers shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by Metlife Advisers more than five years after the end of the fiscal year in which such expense was incurred. For the period ended June 30, 2015, there were no expenses deferred by MetLife Advisers.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

MIST-14

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2015 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
Fidelity Blue Chip Growth Fund	223,782	93,246	(53,059)	263,969
Fidelity Corporate Bond Fund	1,188,075	598,849	(1,655,533)	131,391
Fidelity Disciplined Equity Fund	35,535	37,389	(72,924)	—
Fidelity Diversified International Fund	450,000	585,271	(47,530)	987,741
Fidelity Emerging Asia Fund	46,189	204,461	—	250,650
Fidelity Emerging Markets Fund	225,425	—	—	225,425
Fidelity Europe Fund	56,075	—	(56,075)	—
Fidelity Growth & Income Portfolio	42,325	—	(42,325)	—
Fidelity Growth Discovery Fund	205,539	—	(205,539)	—
Fidelity Independence Fund	52,087	62,309	—	114,396
Fidelity International Discovery Fund	80,767	—	(35,219)	45,548
Fidelity Large Cap Stock Fund	511,639	451,743	(272,413)	690,969
Fidelity Mega Cap Stock Fund	407,887	—	(58,343)	349,544
Fidelity Mid Cap Value Fund	764,719	360,047	(236,301)	888,465
Fidelity Nordic Fund	49,058	—	(49,058)	—
Fidelity OTC Portfolio	56,360	80,001	(47,719)	88,642
Fidelity Overseas Fund	91,460	497,113	—	588,573
Fidelity Real Estate Income Fund	85,424	1,046	—	86,470
Fidelity Real Estate Investment Portfolio	55,559	20,289	(25,700)	50,148
Fidelity Small Cap Stock Fund	—	289,638	—	289,638
Fidelity Stock Selector Large Cap Value Fund	787,238	640,772	(107,055)	1,320,955
Fidelity Total Bond Fund	5,476,404	3,242,355	(75,960)	8,642,799
Fidelity Value Discovery Fund	152,716	78,680	(162,451)	68,945

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2015
Fidelity Blue Chip Growth Fund	$528,704	$—	$—	$19,121,908
Fidelity Corporate Bond Fund	(245,975)	—	231,947	1,474,205
Fidelity Disciplined Equity Fund	87,122	—	—	—
Fidelity Diversified International Fund	123,008	—	—	36,981,009
Fidelity Emerging Asia Fund	—	—	—	8,712,603
Fidelity Emerging Markets Fund	—	—	—	5,529,671
Fidelity Europe Fund	(262,223)	—	—	—
Fidelity Growth & Income Portfolio	92,383	—	—	—
Fidelity Growth Discovery Fund	434,934	—	—	—
Fidelity Independence Fund	—	11,355	—	4,633,017
Fidelity International Discovery Fund	88,194	—	—	1,875,658
Fidelity Large Cap Stock Fund	289,535	273,181	61,388	19,664,978
Fidelity Mega Cap Stock Fund	95,683	—	—	5,844,379
Fidelity Mid Cap Value Fund	5,677	111,259	3,091	22,273,830
Fidelity Nordic Fund	(135,057)	—	—	—
Fidelity OTC Portfolio	43,050	—	—	7,375,905
Fidelity Overseas Fund	—	—	—	24,920,153
Fidelity Real Estate Income Fund	—	—	12,142	994,396
Fidelity Real Estate Investment Portfolio	54,543	—	8,018	1,934,195
Fidelity Small Cap Stock Fund	—	167,083	9,345	5,552,367

MIST-15

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2015
Fidelity Stock Selector Large Cap Value Fund	$93,691	$—	$3,244	$22,812,890
Fidelity Total Bond Fund	20,629	—	923,618	91,440,816
Fidelity Value Discovery Fund	275,455	—	—	1,705,701

	$1,589,353	$562,878	$1,252,793	$282,847,681

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$298,151	$2,033,188	$438,457	$1,518,289	$736,608	$3,551,477

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$9,469,515	$10,314,035	$2,030,167	$—	$21,813,717

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 1.14%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 1.64%.

MARKET ENVIRONMENT / CONDITIONS

Global equities delivered mixed performance at the beginning of the year despite a number of developed market economies buoyed by respective central bank policies. A central theme that dominated the period was the nervousness over the Greek debt crisis, as the possibility of a ‘Grexit’ increased. Negotiations with creditors broke down in June and the Greek government called a referendum on the bailout terms. This was widely perceived as a question of Greece’s membership in the monetary union, which shook investor confidence as the effect of such an exit on the rest of the European economies was rather uncertain.

While the U.S. dollar continued its rally, investors began to raise concerns regarding the currency’s impact on earnings, while simultaneously beginning to price in the increased possibility of a rate rise in the near term. Although economic data within the U.S. remained mixed over the period, equity markets continued to progress with the S&P 500 Index reaching an all-time high. The Consumer Discretionary sector put in a strong showing amid a recovery in sentiment towards the end of the period. The U.S. Financial sector, relative to others, proved to be a direct beneficiary of the interest rate hike expectations, as it exhibits less sensitivity to interest rates.

In the eurozone, the year began rather favorably, as markets were supported by the European Central Bank’s (the “ECB”) announcement of larger-than-expected quantitative easing. This sent the euro lower versus the U.S. dollar which aided the region’s recovery through improved competitiveness of export-oriented economics. Optimism for a swift recovery in the region quickly faded as the eurozone grappled with the possibility of Greece’s exit. Despite the ECB’s continuing quantitative easing, it was not enough to mitigate the heightened volatility in markets as Greek-related worries were rather pervasive.

Japanese equities were a bright spot over the period due to better-than-expected corporate earnings and relatively improved expectations of the government’s ability to pull the country out of its deflationary state. Market optimism was driven partially by profit growth, with a positive trend towards increased returns on equity and an upward revision of first quarter Gross Domestic Product (GDP) coupled with wage and inflation data.

In addition to Greece, investors focused on China and exhibited concern about the effectiveness of the People’s Bank of China’s easing measures. Positive performance by Chinese equities masked the high levels of volatility that plagued its markets throughout the period. Despite multiple interest rate cuts and a decrease in the reserve requirement, economic indicators remained rather lackluster in the face of heightened volatility and decreased liquidity. While Chinese equities hit a seven year high in mid-June, stocks fell sharply entering bear market territory. The heavy sell down towards the end of the period was driven by concerns about restrictions on margin lending and a sizeable pipeline of initial public offerings, which many investors feared would lock up liquidity.

Fixed income markets saw yields climb sharply across most markets following a sustained period of low yields. Corporate bonds struggled given weaker returns in sovereign bonds and the ongoing robust supply coming from the U.S. The market began to reassess interest rate exposure as interest rates look set to rise.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments (e.g. Exchange Traded Funds and futures) to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. The Portfolio’s Strategic Asset Allocation is tied to a 60% Global Equities and 40% Fixed Income neutral position and tactically underweights or overweights asset classes and sectors deemed attractive. The Portfolio seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year Interest Rate Swaps.

In recent years, financial markets have largely been driven by central bank policies and the divergence among them. A significant consequence of active central banks has been the impact on the world’s major currencies. After a long period of a weakening U.S. dollar, the currency reversed course versus other developed market currencies. We expected a stronger U.S. dollar to weigh on corporate profitability and the country’s ability to remain competitive in the global economy and subsequently decreased our allocation to U.S. equities and rotated a portion of the proceeds into European equities. The windfall effect of a weaker euro for European corporations and the punitive interest rate investment environment attracted investors into risker assets. On a tactical basis, we increased Canadian equities as structural problems that formerly plagued the country seemed to have subsided and we believed the country was likely to benefit from a weaker currency. We targeted tactical opportunities within emerging markets adding Taiwan, South Korea and China equities as these countries were likely to benefit from lower oil prices and stimulus from the People’s Bank of China.

Two large challenges facing markets have been how to mitigate rising bond volatility and how to take advantage of attractive valuation opportunities in many cyclical areas (such as commodities, emerging

MIST-1

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

markets and resource sectors) in a low growth world lacking catalysts for a re-evaluation of cyclical risk. Thus, while equities have remained our preferred asset class, we have expected a high degree of rotation among regions and sectors. Having shifted our focus to favor economies that were likely to benefit from lower oil prices (such as the energy consuming Asian markets) and currencies (such as the eurozone), we more recently monitored them for signs of cyclical improvement. We have also held a positive view on the U.K. equity market once uncertainty leading up to the May general elections passed. In terms of sectors, at the end of the period we still like the Consumer Discretionary sector which benefits from lower energy costs, and Banks, which should benefit from increasing loan demand and rising rates. We took profit on a portion of the U.S. Consumer Discretionary exposure and slightly increased the U.S. Banks position.

Market risks (such as Greece, China and U.S. growth) pose challenges as the obvious hedge of government duration becomes less attractive as we get closer to the first Federal Reserve rate hike. Having already reduced credit duration on the Portfolio, we continued to look to overseas government markets to take government duration. As of the end of the period, we held a mixture of U.K. (hedges eurozone risk), Australian (hedges China risk) and Canadian (hedges U.S. and energy risks) government bonds.

We also retained a variety of currency positions for hedging and/or alpha-generating purposes. While diverging policies of the Federal Reserve and the Bank of Japan mean that Japanese yen and the U.S. dollar have lost some of its risk-off properties, overweight Japanese yen/underweight euro has continued to work through Asian and eurozone volatility, thus we added a position to the Portfolio in late June. We also remained underweight the Australian dollar and Singapore dollar as hedges on China risks. We were positioned long sterling versus the Canadian dollar in expectation of further pressure on the latter in response to low energy prices and weak growth. We remained long the U.S. dollar during the period.

Within the fixed income allocation, we continued to prefer the long end of the curve versus shorter maturities due to the sensitivity of the shorter maturity bonds to interest rate changes. We decreased duration within the Portfolio by reducing the U.K. gilts exposure as it suffered from an improvement in U.K. economic data. Negative yields in Europe may trigger flows into other developed government bond markets that offer positive yields. As a result, we still believe there is a place for duration in the Portfolio. Furthermore, following the interest rate cut in February by the Reserve Bank of Australia, long term Australian bonds experienced a sharp decrease in yields which lent support to the Australian bond allocation.

The largest detractors to performance during the first quarter of 2015 were within the U.S. equities and Commodities sectors. The heightened volatility in the U.S. equity market was unexpected, during which time Large Capitalization companies were outperforming the general market indices. As a result, the Portfolio’s short Small Capitalization versus long Large Capitalization position weighed on performance. While Gold has traditionally been a defensive asset, improved data coupled with a stronger U.S. dollar earlier in the year caused Gold prices to fall, detracting from performance. Security selection within the Energy sector also detracted from performance due to a disappointing corporate earnings season in the U.S., during which profitability was adversely affected by the growing strength of the U.S. dollar.

The latter half of the period saw heightened geopolitical risk in Europe as negotiations regarding Greece’s debt crisis broke down. Due to this increased sensitivity and decreased investor confidence for a timely resolution, the Portfolio’s allocation to European Equities weighed on performance. Simultaneously, disappointing data flowed out of the U.S., halting the appreciation of the U.S. dollar relative to the euro which as a result, weighed on the Portfolio’s long U.S. dollar versus euro and long U.S. dollar versus short sterling positions.

Sector specific positioning such as the U.S. Banks and Consumer Discretionary sectors and tactical opportunities targeted within specific geographical areas such as Japan, were the Portfolio’s largest contributors to performance over the period. We held a strong preference for the Consumer Discretionary sector as we believed it would benefit from lower energy costs as well as U.S. Banks which would benefit from increasing loan demand and rising rates in the near term; these positions were additive to the Portfolio. The positive performance of Japanese equities were supported by better-than-expected earnings growth and increased investors’ expectations for improving capital efficiency and shareholder returns in the corporate sector.

Eurozone Equities benefitted strongly from the substantially weaker euro in the first half of the period as well as accommodative central bank policy. Ahead of the ECB announcement in January, we increased our European Equity exposure significantly which contributed positively to performance in the first quarter. Furthermore, the Portfolio’s short euro versus U.S. dollar trade added to performance as the tactical position took advantage of the divergence of central bank policies and the strengthening of the U.S. dollar. Following the interest rate cut in February by the Reserve Bank of Australia, the Australian dollar weakened, benefitting the Portfolio’s long U.S. dollar versus Australian position during the first half of the period. The trade was additionally supported by lower commodity prices and an inflated housing market which weighed on the Australian economy.

In the latter half of the period, we targeted opportunities in those economies that we believed would be beneficiaries of the lower oil prices, such as energy consuming Asian markets. We also held a positive outlook for the U.K. equity market as we believed that it would continue its recovery after recent underperformance which was partially caused by the uncertainty leading up to the May general elections. Investor sentiment in the region has improved, supporting the

MIST-2

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

strengthening of the sterling. The Canadian economy continued to face lackluster exports and a general underperformance due to energy prices, weakening the Canadian dollar. As a result, the long sterling versus Canadian dollar position was additive to performance over the latter half of the period.

As we moved closer to the Federal Reserve’s interest rate hike, government duration becomes less attractive. As a result, we continued to hold a mixture of U.K., Australian and Canadian Government Bonds which serve as a method to hedge a specific geographical risk. More specifically, the U.K. Government Bond hedges the risk posed by the uncertainty in the eurozone with the Greek debt crisis while Australian bonds serve to hedge risk surrounding China in the event of a hard landing. Conversely, the Portfolio held an allocation to Canadian Government Bonds to hedge the risks in the U.S. and those associated with the Energy sector.

The Portfolio primarily uses derivative instruments to adjust equity, currency and interest-rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of June 30, 2015, the Portfolio’s allocation to Developed Equities was 57.04% and the allocation to Investment Grade bonds was 33.56%. We held approximately 2.75% in Opportunistic asset classes, specifically, 2.75% in Emerging Market Equities. The Portfolio’s cash level was 6.65% as of the end of June. The calculated volatility of the Portfolio’s positioning as of June was less than 10% per year.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	1.14	2.44	8.49
Dow Jones Moderate Index	1.64	1.25	8.12

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Equity Sectors

% of Net Assets
Financials	10.4
Information Technology	8.8
Consumer Discretionary	6.1
Health Care	4.2
Industrials	3.5

Top Fixed Income Sectors

% of Net Assets
Cash & Cash Equivalents	33.2
Corporate Bonds & Notes	21.3
U.S. Treasury & Government Agencies	0.3
Foreign Government	0.1

MIST-4

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class B	Actual	0.97%	$1,000.00	$1,011.40	$4.84
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-5

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Common Stocks—34.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Boeing Co. (The) (a)	4,700	$651,984
General Dynamics Corp.	7,782	1,102,632
Honeywell International, Inc.	8,500	866,745
Huntington Ingalls Industries, Inc.	2,500	281,475
L-3 Communications Holdings, Inc.	1,300	147,394
Lockheed Martin Corp.	3,800	706,420
Northrop Grumman Corp.	3,600	571,068
Raytheon Co.	5,700	545,376
United Technologies Corp.	9,400	1,042,742

		5,915,836

Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc. (a)	9,100	567,749
FedEx Corp.	1,500	255,600
Oesterreichische Post AG	5,342	245,680
Royal Mail plc	36,781	297,177
United Parcel Service, Inc. - Class B	1,900	184,129

		1,550,335

Airlines—0.1%
ANA Holdings, Inc.	160,000	433,943
Copa Holdings S.A. - Class A (a)	2,400	198,216
Dart Group plc	13,800	85,693
Deutsche Lufthansa AG (b)	25,361	326,912

		1,044,764

Auto Components—0.5%
Aisin Seiki Co., Ltd.	6,200	263,459
Autoliv, Inc. (a)	1,200	140,100
Bridgestone Corp. (a)	10,100	373,326
Cie Generale des Etablissements Michelin	4,133	433,876
Continental AG	3,150	745,116
Cooper Tire & Rubber Co. (a)	2,700	91,341
Delphi Automotive plc	6,100	519,049
Gentex Corp. (a)	5,600	91,952
Hankook Tire Co., Ltd.	1,820	68,867
HI-LEX Corp.	1,900	62,455
Lear Corp.	1,900	213,294
Magna International, Inc.	7,000	392,874
NHK Spring Co., Ltd.	10,500	115,500
Nippon Seiki Co., Ltd.	3,000	59,615
Nissin Kogyo Co., Ltd.	5,400	89,125
Nokian Renkaat Oyj	5,841	182,972
Plastic Omnium S.A.	5,341	136,022
Showa Corp.	3,800	37,765
Tokai Rika Co., Ltd.	3,500	87,215
Toyoda Gosei Co., Ltd.	7,100	170,701
TPR Co., Ltd. (a)	900	27,037
TS Tech Co., Ltd.	2,800	74,875
Valeo S.A.	2,121	335,291
Yokohama Rubber Co., Ltd. (The)	4,500	90,314

		4,802,141

Automobiles—0.3%
Daihatsu Motor Co., Ltd. (a)	5,000	71,156

Automobiles—(Continued)
Daimler AG	501	45,580
Ford Motor Co.	5,000	75,050
Fuji Heavy Industries, Ltd.	14,600	536,270
Harley-Davidson, Inc.	2,200	123,970
Isuzu Motors, Ltd.	16,000	209,951
Kia Motors Corp.	1,035	42,281
Mitsubishi Motors Corp.	16,000	136,156
Peugeot S.A. (b)	8,524	174,934
Suzuki Motor Corp.	10,200	344,289
Thor Industries, Inc.	1,800	101,304
Toyota Motor Corp.	14,800	989,842

		2,850,783

Banks—2.7%
Aichi Bank, Ltd. (The)	600	33,742
Awa Bank, Ltd. (The)	25,000	159,203
Banca Popolare di Milano Scarl	105,460	111,097
Banca Popolare di Sondrio Scarl	14,132	68,872
Banco Santander S.A.	54,608	381,208
Bank Hapoalim B.M.	49,604	267,125
Bank Leumi Le-Israel B.M. (b)	67,873	286,994
Bank of America Corp.	103,500	1,761,570
Bank of Montreal (a)	2,592	153,590
Bank of Nova Scotia (The)	5,507	284,256
Bank of Yokohama, Ltd. (The)	29,000	177,690
Barclays plc	181,463	742,089
BB&T Corp.	19,800	798,138
BNP Paribas S.A.	11,120	670,459
BOC Hong Kong Holdings, Ltd.	110,000	458,831
C&F Financial Corp.	181	6,706
Canadian Imperial Bank of Commerce (a)	3,921	289,036
Chugoku Bank, Ltd. (The)	2,000	31,530
Citigroup, Inc.	34,100	1,883,684
Citizens & Northern Corp. (a)	700	14,385
Comerica, Inc.	8,800	451,616
Commerzbank AG (b)	12,483	159,509
Commonwealth Bank of Australia (a)	7,089	462,127
Credit Agricole S.A.	13,756	204,367
CVB Financial Corp. (a)	8,900	156,729
Dah Sing Banking Group, Ltd.	20,000	43,746
Dah Sing Financial Holdings, Ltd.	11,200	73,010
DBS Group Holdings, Ltd.	21,900	336,033
Fifth Third Bancorp (a)	30,500	635,010
First Financial Corp. (a)	3,200	114,432
Hachijuni Bank, Ltd. (The)	36,000	271,560
Hang Seng Bank, Ltd.	20,300	396,712
Higo Bank, Ltd. (The)	9,000	58,574
HSBC Holdings plc	191,626	1,715,583
HSBC Holdings plc (Hong Kong Listed Shares)	17,600	159,156
Hyakugo Bank, Ltd. (The)	15,000	74,333
International Bancshares Corp. (a)	8,400	225,708
Israel Discount Bank, Ltd. - Class A (b)	28,934	55,515
Iyo Bank, Ltd. (The)	19,000	233,261
JPMorgan Chase & Co.	38,400	2,601,984
Kagoshima Bank, Ltd. (The)	8,000	57,813
Kasikornbank PCL (NVDR)	30,600	170,963

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
KB Financial Group, Inc.	4,550	$149,624
KeyCorp	31,400	471,628
Mitsubishi UFJ Financial Group, Inc.	120,100	859,426
Mizuho Financial Group, Inc.	162,500	350,403
National Australia Bank, Ltd.	14,197	362,272
OFG Bancorp	4,300	45,881
PNC Financial Services Group, Inc. (The) (a)	12,000	1,147,800
Raiffeisen Bank International AG (a) (b)	4,578	66,494
Royal Bank of Canada	4,956	303,074
Royal Bank of Scotland Group plc (b)	79,664	440,175
San-In Godo Bank, Ltd. (The)	10,000	96,436
Shiga Bank, Ltd. (The)	6,000	32,343
Shizuoka Bank, Ltd. (The)	25,000	260,958
Societe Generale S.A.	8,249	384,855
Sumitomo Mitsui Financial Group, Inc.	14,800	657,630
Sumitomo Mitsui Trust Holdings, Inc.	34,000	155,566
TOMONY Holdings, Inc.	7,300	33,470
Toronto-Dominion Bank (The)	7,260	308,303
U.S. Bancorp	11,414	495,368
UniCredit S.p.A.	23,105	155,012
Unione di Banche Italiane SCPA	21,348	171,045
United Overseas Bank, Ltd.	29,000	496,200
Wells Fargo & Co.	57,028	3,207,255
Westpac Banking Corp. (a)	13,717	340,109
Yamanashi Chuo Bank, Ltd. (The)	7,000	33,094
Zions Bancorporation (a)	3,700	117,420

		28,379,787

Beverages—0.5%
Anheuser-Busch InBev NV	11,701	1,408,280
Coca-Cola Co. (The)	24,600	965,058
Diageo plc	3,036	88,003
Dr Pepper Snapple Group, Inc.	15,395	1,122,295
PepsiCo, Inc.	20,784	1,939,979
Royal Unibrew A/S	2,257	77,347

		5,600,962

Biotechnology—0.6%
Actelion, Ltd. (b)	3,041	445,943
Amgen, Inc.	11,660	1,790,043
Biogen, Inc. (b)	2,100	848,274
Celgene Corp. (b)	6,100	705,983
Gilead Sciences, Inc.	17,900	2,095,732
Grifols S.A.	4,024	162,534
Grifols S.A. (ADR)	8,179	253,304
Medivir AB - B Shares (b)	1,800	15,253
Sirtex Medical, Ltd.	3,475	77,080
United Therapeutics Corp. (a) (b)	2,000	347,900

		6,742,046

Building Products—0.0%
Aica Kogyo Co., Ltd.	6,200	143,797
Sekisui Jushi Corp.	3,000	39,011

		182,808

Capital Markets—0.7%
Aberdeen Asset Management plc	42,295	268,213
Ashmore Group plc (a)	48,203	218,841
CI Financial Corp. (a)	8,400	225,973
Daiwa Securities Group, Inc.	52,000	388,423
Deutsche Bank AG	15,322	460,182
Franklin Resources, Inc. (a)	10,100	495,203
Goldman Sachs Group, Inc. (The) (a)	6,390	1,334,168
Invesco, Ltd.	12,700	476,123
Mediobanca S.p.A.	38,069	372,760
Morgan Stanley	24,800	961,992
Northern Trust Corp.	6,700	512,282
Platinum Asset Management, Ltd.	10,660	61,168
SBI Holdings, Inc.	3,600	49,537
SEI Investments Co. (a)	5,600	274,568
T. Rowe Price Group, Inc. (a)	5,500	427,515
Tetragon Financial Group, Ltd.	2,330	23,460
UBS Group AG	36,392	771,625
Waddell & Reed Financial, Inc. - Class A (a)	6,800	321,708

		7,643,741

Chemicals—0.7%
Air Liquide S.A.	857	108,281
Asahi Kasei Corp.	53,000	434,160
BASF SE	12,330	1,083,532
CF Industries Holdings, Inc.	5,500	353,540
China Steel Chemical Corp.	3,000	13,514
Dow Chemical Co. (The) (a)	17,500	895,475
E.I. du Pont de Nemours & Co.	2,800	179,060
Eastman Chemical Co.	800	65,456
Fujimori Kogyo Co., Ltd.	1,600	48,354
Hexpol AB	14,258	146,817
JSR Corp.	16,200	285,815
Lintec Corp.	4,400	100,489
LyondellBasell Industries NV - Class A	5,400	559,008
Mitsubishi Chemical Holdings Corp.	48,200	302,293
Monsanto Co.	1,600	170,544
Mosaic Co. (The)	3,200	149,920
Nihon Parkerizing Co., Ltd.	2,000	20,295
Nippon Pillar Packing Co., Ltd.	1,000	8,941
Novozymes A/S - B Shares	2,567	122,267
Potash Corp. of Saskatchewan, Inc.	10,400	322,075
Praxair, Inc.	2,834	338,805
Scotts Miracle-Gro Co. (The) - Class A (a)	2,000	118,420
Shikoku Chemicals Corp.	2,000	17,365
Sika AG	118	415,854
Soda Sanayii A/S	54,408	117,999
Sumitomo Bakelite Co., Ltd.	6,000	27,155
Terra Nitrogen Co. L.P.	400	48,436
Tikkurila Oyj	922	18,327
Westlake Chemical Corp.	4,200	288,078
Yara International ASA	6,454	336,721

		7,096,996

Commercial Services & Supplies—0.2%
ADT Corp. (The) (a)	8,700	292,059
Berendsen plc	11,748	187,913

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Cabcharge Australia, Ltd.	2,996	$8,417
Cintas Corp.	2,300	194,557
Dai Nippon Printing Co., Ltd.	23,000	237,434
Deluxe Corp. (a)	4,400	272,800
Edenred	9,434	233,076
Intrum Justitia AB	9,694	293,328
Ritchie Bros Auctioneers, Inc. (a)	2,800	78,127
Societe BIC S.A.	704	112,371
Toppan Printing Co., Ltd.	22,000	183,922
Transcontinental, Inc. - Class A	6,600	81,324
Waste Management, Inc.	8,816	408,622

		2,583,950

Communications Equipment—0.7%
Cisco Systems, Inc.	149,634	4,108,950
F5 Networks, Inc. (b)	1,700	204,595
Harris Corp.	16,289	1,252,787
Ituran Location and Control, Ltd.	1,362	33,512
QUALCOMM, Inc.	21,100	1,321,493

		6,921,337

Construction & Engineering—0.1%
Arcadis NV	4,469	122,818
Ausdrill, Ltd.	4,930	1,483
Boskalis Westminster NV	1,638	80,411
Decmil Group, Ltd.	14,456	12,924
Keller Group plc	5,068	81,420
MACA, Ltd.	10,971	6,390
Monadelphous Group, Ltd.	5,493	39,620
Nichireki Co., Ltd.	2,000	16,692
Sumitomo Densetsu Co., Ltd.	1,200	17,249
United Integrated Services Co., Ltd.	23,000	24,763
Vinci S.A.	6,836	394,930

		798,700

Construction Materials—0.1%
Imerys S.A.	4,103	313,914
Taiheiyo Cement Corp.	107,000	312,813

		626,727

Consumer Finance—0.2%
Ally Financial, Inc. (a) (b)	12,300	275,889
American Express Co.	2,700	209,844
Capital One Financial Corp. (a)	9,100	800,527
Cash America International, Inc. (a)	1,900	49,761
Discover Financial Services	11,900	685,678
World Acceptance Corp. (a) (b)	700	43,057

		2,064,756

Containers & Packaging—0.1%
Ball Corp.	6,490	455,274
CCL Industries, Inc. - Class B	2,100	257,582
Packaging Corp. of America	6,000	374,940
Rock-Tenn Co. - Class A (a)	4,100	246,820
Toyo Seikan Group Holdings, Ltd.	5,600	89,678

		1,424,294

Distributors—0.0%
Genuine Parts Co. (a)	5,717	511,843

Diversified Consumer Services—0.0%
Meiko Network Japan Co., Ltd.	1,100	12,964
Tsukada Global Holdings, Inc. (a)	800	5,008

		17,972

Diversified Financial Services—0.3%
Berkshire Hathaway, Inc. - Class B (b)	4,600	626,106
Groupe Bruxelles Lambert S.A.	1,182	95,123
IG Group Holdings plc	12,699	148,793
Industrivarden AB - A Shares	1,443	28,211
Industrivarden AB - C Shares	13,901	261,669
Investment AB Kinnevik - B Shares	7,341	231,868
Investor AB - B Shares	25,741	957,846
McGraw Hill Financial, Inc.	1,400	140,630
ORIX Corp.	35,400	528,522
Sofina S.A.	759	84,688
Voya Financial, Inc.	8,762	407,170

		3,510,626

Diversified Telecommunication Services—0.9%
AT&T, Inc. (a)	26,400	937,728
BCE, Inc.	16,126	685,065
Bezeq The Israeli Telecommunication Corp., Ltd.	141,630	241,208
BT Group plc	39,786	281,770
CenturyLink, Inc.	8,735	256,634
Elisa Oyj	1,834	58,078
Inteliquent, Inc.	3,200	58,880
M2 Group, Ltd.	26,063	214,142
Nippon Telegraph & Telephone Corp.	13,800	499,447
Singapore Telecommunications, Ltd.	200,000	630,393
Swisscom AG	599	335,493
Telekomunikasi Indonesia Persero Tbk PT	706,000	154,707
Telenor ASA	21,587	473,463
TeliaSonera AB	159,741	939,744
Telstra Corp., Ltd.	241,243	1,136,793
Turk Telekomunikasyon A/S	18,115	47,473
Verizon Communications, Inc.	41,301	1,925,040
Verizon Communications, Inc. (London Listed Shares)	11,893	553,603

		9,429,661

Electric—0.0%
Cia Energetica de Minas Gerais (ADR)	6,600	25,146

Electric Utilities—0.3%
CEZ A/S	7,357	171,001
Cheung Kong Infrastructure Holdings, Ltd.	31,000	240,374
EDP - Energias de Portugal S.A.	64,050	243,037
Entergy Corp.	4,524	318,942
Fortum Oyj	32,043	570,138
Power Assets Holdings, Ltd.	31,500	286,551
Southern Co. (The) (a)	9,002	377,184
Spark Infrastructure Group (a)	72,994	109,576

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
SSE plc	14,053	$339,676
Transmissora Alianca de Energia Eletrica S.A.	21,700	143,638

		2,800,117

Electrical Equipment—0.3%
Emerson Electric Co.	14,300	792,649
Hubbell, Inc. - Class B	3,200	346,496
Legrand S.A.	11,275	632,535
Mitsubishi Electric Corp.	21,000	270,710
Nitto Kogyo Corp.	2,600	58,508
Rockwell Automation, Inc. (a)	4,200	523,488
Schneider Electric SE	7,732	533,281

		3,157,667

Electronic Equipment, Instruments & Components—0.4%
Corning, Inc.	115,696	2,282,682
Delta Electronics Thailand PCL	11,900	31,886
Flextronics International, Ltd. (b)	63,559	718,852
Flytech Technology Co., Ltd.	14,299	56,953
Halma plc	13,639	163,482
Ingenico	878	103,317
Kanematsu Electronics, Ltd.	800	13,264
Keyence Corp.	700	377,415
Nippon Electric Glass Co., Ltd.	18,000	91,031
Simplo Technology Co., Ltd.	17,000	78,713
Spectris plc	4,132	136,883

		4,054,478

Energy Equipment & Services—0.2%
Helmerich & Payne, Inc. (a)	2,400	169,008
National Oilwell Varco, Inc. (a)	11,300	545,564
Oceaneering International, Inc. (a)	5,100	237,609
Schlumberger, Ltd.	12,800	1,103,232
TGS Nopec Geophysical Co. ASA (a)	9,037	210,949
Transocean Partners LLC	3,600	49,788
Transocean, Ltd. (a)	6,500	104,780

		2,420,930

Food & Staples Retailing—0.4%
Alimentation Couche Tard, Inc. - Class B	3,700	158,279
Amsterdam Commodities NV	982	24,830
Axfood AB	13,016	207,671
Colruyt S.A.	4,812	215,302
Costco Wholesale Corp.	1,100	148,566
CVS Health Corp.	4,400	461,472
Lawson, Inc.	9,700	663,531
Metro, Inc.	1,800	48,308
San-A Co., Ltd.	700	31,062
Sligro Food Group NV	580	20,950
Sysco Corp.	6,200	223,820
Tsuruha Holdings, Inc.	2,500	194,525
United Super Markets Holdings, Inc. (b)	3,000	25,793
Wal-Mart Stores, Inc.	14,001	993,091
WM Morrison Supermarkets plc (a)	130,715	371,067
Woolworths, Ltd. (a)	29,217	604,609

		4,392,876

Food Products—0.5%
Archer-Daniels-Midland Co.	7,555	364,302
Bunge, Ltd.	4,256	373,677
Campbell Soup Co. (a)	6,000	285,900
General Mills, Inc. (a)	22,007	1,226,230
Ingredion, Inc. (a)	2,100	167,601
Kellogg Co.	11,760	737,352
Nestle S.A.	33,674	2,434,143
Salmar ASA	5,693	83,319
Wilmar International, Ltd.	57,500	139,876

		5,812,400

Gas Utilities—0.0%
Perusahaan Gas Negara Persero Tbk PT	450,000	145,404

Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	18,428	1,288,670
Becton Dickinson & Co.	2,000	283,300
C.R. Bard, Inc.	2,200	375,540
DENTSPLY International, Inc.	7,438	383,429
DiaSorin S.p.A.	1,856	84,736
Hoya Corp.	9,600	384,425
Medtronic plc	15,700	1,163,370
Meridian Bioscience, Inc. (a)	2,700	50,328
Nakanishi, Inc.	3,900	154,174
St. Jude Medical, Inc. (a)	2,900	211,903
Stryker Corp. (a)	9,900	946,143
Varian Medical Systems, Inc. (b)	4,351	366,920
Zimmer Biomet Holdings, Inc.	3,500	382,305

		6,075,243

Health Care Providers & Services—0.7%
Aetna, Inc.	8,289	1,056,516
AmerisourceBergen Corp.	3,834	407,708
Amsurg Corp. (b)	10,400	727,480
Anthem, Inc.	1,400	229,796
Cardinal Health, Inc. (a)	11,500	961,975
Centene Corp. (b)	1,000	80,400
Health Net, Inc. (b)	2,700	173,124
Henry Schein, Inc. (a) (b)	1,900	270,028
McKesson Corp.	3,800	854,278
Miraca Holdings, Inc.	9,700	483,319
Quest Diagnostics, Inc.	5,900	427,868
Triple-S Management Corp. - Class B (a) (b)	2,800	71,848
U.S. Physical Therapy, Inc. (a)	1,700	93,092
UnitedHealth Group, Inc.	13,800	1,683,600

		7,521,032

Health Care Technology—0.0%
Computer Programs & Systems, Inc. (a)	2,213	118,218
Quality Systems, Inc. (a)	7,700	127,589

		245,807

Hotels, Restaurants & Leisure—0.3%
Brinker International, Inc. (a)	500	28,825
Compass Group plc	21,591	357,650

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Cracker Barrel Old Country Store, Inc. (a)	1,100	$164,076
Dynam Japan Holdings Co., Ltd.	13,400	19,812
Flight Centre Travel Group, Ltd. (a)	3,962	104,100
Marriott Vacations Worldwide Corp.	900	82,575
McDonald’s Corp.	14,106	1,341,057
MGM China Holdings, Ltd.	59,200	96,632
Sands China, Ltd.	56,400	189,026
St. Marc Holdings Co., Ltd.	400	13,164
Starbucks Corp.	4,200	225,183
Unibet Group plc	1,003	61,088
William Hill plc	29,242	185,454

		2,868,642

Household Durables—0.1%
Fujitsu General, Ltd. (a)	9,000	115,699
Garmin, Ltd. (a)	4,500	197,685
JM AB	2,092	57,017
Nikon Corp. (a)	5,000	57,794
Persimmon plc (b)	4,046	125,740
Sanyo Housing Nagoya Co., Ltd.	1,000	10,137
Sekisui Chemical Co., Ltd.	26,000	318,347
Sony Corp. (b)	14,000	397,282
Tupperware Brands Corp. (a)	900	58,086

		1,337,787

Household Products—0.5%
Clorox Co. (The) (a)	10,145	1,055,283
Colgate-Palmolive Co.	5,565	364,007
Kimberly-Clark Corp.	11,335	1,201,170
Procter & Gamble Co. (The)	27,004	2,112,793
Reckitt Benckiser Group plc	11,065	955,436

		5,688,689

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	8,039	106,597

Industrial Conglomerates—0.4%
3M Co.	6,900	1,064,670
CK Hutchison Holdings, Ltd.	23,000	338,747
General Electric Co.	58,800	1,562,316
Hopewell Holdings, Ltd.	26,500	96,900
Nolato AB - B Shares	877	20,041
Siemens AG	10,174	1,024,577
Smiths Group plc	5,999	106,316

		4,213,567

Insurance—1.6%
ACE, Ltd. (a)	9,785	994,939
Admiral Group plc	11,160	242,968
Aflac, Inc.	10,000	622,000
Ageas	14,249	548,747
AIA Group, Ltd.	22,000	143,225
Allianz SE	5,805	903,790
Allied World Assurance Co. Holdings AG	5,200	224,744
American Equity Investment Life Holding Co.	6,600	178,068

Insurance—(Continued)
American Financial Group, Inc.	7,500	487,800
American International Group, Inc.	16,900	1,044,758
Amlin plc	21,934	164,094
Assicurazioni Generali S.p.A.	19,514	351,211
Assured Guaranty, Ltd.	9,400	225,506
AXA S.A.	27,877	702,513
Axis Capital Holdings, Ltd.	12,643	674,757
Baloise Holding AG	992	120,881
Beazley plc	46,677	216,874
Chesnara plc	7,256	37,074
Chubb Corp. (The)	4,462	424,515
CNA Financial Corp. (a)	5,246	200,450
CNP Assurances	14,991	250,251
Euler Hermes S.A.	1,606	161,851
Everest Re Group, Ltd.	2,500	455,025
FBL Financial Group, Inc. - Class A (a)	2,758	159,192
Genworth Financial, Inc. - Class A (a) (b)	3,100	23,467
Grupo Catalana Occidente S.A.	2,615	81,324
Hannover Rueck SE	1,793	173,869
HCI Group, Inc. (a)	1,100	48,631
Horace Mann Educators Corp.	5,500	200,090
Legal & General Group plc	198,499	775,627
Lincoln National Corp.	8,200	485,604
Mapfre S.A.	86,111	297,266
MBIA, Inc. (a) (b)	5,100	30,651
Muenchener Rueckversicherungs-Gesellschaft AG	3,727	660,590
PartnerRe, Ltd.	3,002	385,757
Power Corp. of Canada	6,515	166,605
Principal Financial Group, Inc.	13,600	697,544
RenaissanceRe Holdings, Ltd. (a)	3,300	334,983
Sampo Oyj - A Shares	12,008	566,735
Sony Financial Holdings, Inc.	27,589	483,251
Symetra Financial Corp.	9,200	222,364
T&D Holdings, Inc.	15,400	229,402
Torchmark Corp.	10,729	624,642
Universal Insurance Holdings, Inc. (a)	2,800	67,760
Validus Holdings, Ltd. (a)	4,300	189,157
Vaudoise Assurances Holding S.A.	80	44,918
Zurich Insurance Group AG (b)	1,915	583,720

		16,909,190

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (b)	1,800	781,362
PetMed Express, Inc. (a)	1,900	32,813
Priceline Group, Inc. (The) (b)	205	236,031

		1,050,206

Internet Software & Services—1.0%
carsales.com, Ltd.	16,631	129,895
Dena Co., Ltd. (a)	2,800	55,021
eBay, Inc. (b)	56,001	3,373,500
Facebook, Inc. - Class A (b)	13,100	1,123,521
Google, Inc. - Class A (b)	7,325	3,955,793
Google, Inc. - Class C (b)	1,960	1,020,200
j2 Global, Inc. (a)	2,100	142,674
Moneysupermarket.com Group plc	34,590	158,081

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
NetEase, Inc. (ADR) (a)	333	$48,240
NIFTY Corp.	700	8,475
Yahoo Japan Corp. (a)	87,200	351,561

		10,366,961

IT Services—1.8%
Accenture plc - Class A	33,468	3,239,033
Amadeus IT Holding S.A. - A Shares	10,999	437,927
Amdocs, Ltd.	4,900	267,491
Automatic Data Processing, Inc.	3,300	264,759
Broadridge Financial Solutions, Inc.	3,500	175,035
Computer Sciences Corp.	19,184	1,259,238
Fidelity National Information Services, Inc.	19,799	1,223,578
Fiserv, Inc. (b)	17,343	1,436,521
Infocom Corp.	2,400	25,065
Infosys, Ltd. (ADR)	8,600	136,310
International Business Machines Corp.	27,085	4,405,646
Iress, Ltd.	9,135	70,994
Jack Henry & Associates, Inc.	3,200	207,040
MasterCard, Inc. - Class A	4,900	458,052
NeuStar, Inc. - Class A (a) (b)	2,200	64,262
Nomura Research Institute, Ltd.	4,100	160,238
Paychex, Inc. (a)	19,084	894,658
Science Applications International Corp.	2,521	133,235
Syntel, Inc. (a) (b)	1,000	47,480
Teradata Corp. (a) (b)	1,900	70,300
Total System Services, Inc.	19,799	827,004
Visa, Inc. - Class A (a)	12,000	805,800
Western Union Co. (The) (a)	64,164	1,304,454
Xerox Corp.	124,451	1,324,159

		19,238,279

Leisure Products—0.0%
Heiwa Corp.	4,500	89,859
Polaris Industries, Inc.	1,100	162,921

		252,780

Life Sciences Tools & Services—0.1%
Bio-Techne Corp.	1,400	137,858
Bruker Corp. (a) (b)	1,900	38,779
EPS Holdings, Inc.	600	7,275
Eurofins Scientific SE	352	107,359
Illumina, Inc. (b)	1,400	305,704
Mettler-Toledo International, Inc. (a) (b)	1,266	432,288
Waters Corp. (a) (b)	1,600	205,408

		1,234,671

Machinery—0.9%
Alfa Laval AB (a)	28,053	493,151
Atlas Copco AB - A Shares	18,313	511,761
Crane Co.	3,700	217,301
Cummins, Inc.	7,100	931,449
Daiwa Industries, Ltd.	2,000	13,148
Deere & Co. (a)	4,137	401,496
Douglas Dynamics, Inc. (a)	2,956	63,495

Machinery—(Continued)
Dover Corp. (a)	10,100	708,818
Duerr AG	2,084	194,140
FANUC Corp.	2,400	489,950
Flowserve Corp. (a)	6,400	337,024
Fukushima Industries Corp.	1,000	18,291
Hillenbrand, Inc.	5,300	162,710
Hitachi Construction Machinery Co., Ltd. (a)	16,300	285,382
Illinois Tool Works, Inc. (a)	7,800	715,962
IMI plc	14,370	253,842
Industria Macchine Automatiche S.p.A.	1,743	81,193
Komatsu, Ltd.	21,100	422,839
Kone Oyj - Class B (a)	11,645	473,450
Lincoln Electric Holdings, Inc. (a)	5,800	353,162
Makita Corp.	5,800	314,261
Middleby Corp. (The) (b)	600	67,338
Mitsuboshi Belting Co., Ltd.	1,000	7,921
Namura Shipbuilding Co., Ltd.	2,700	23,111
Nordson Corp. (a)	1,100	85,679
Parker-Hannifin Corp. (a)	5,300	616,549
Pfeiffer Vacuum Technology AG	566	50,435
Rotork plc	71,231	259,960
Spirax-Sarco Engineering plc	827	44,047
Stanley Black & Decker, Inc.	2,700	284,148
Sumitomo Heavy Industries, Ltd.	49,000	284,864
Teikoku Sen-I Co., Ltd.	2,000	28,474
Valmont Industries, Inc. (a)	600	71,322
Weir Group plc (The)	8,445	224,958
Yangzijiang Shipbuilding Holdings, Ltd. (a)	339,100	356,280
Zardoya Otis S.A. (a)	6,131	66,722

		9,914,633

Marine—0.1%
AP Moeller - Maersk A/S - Class B	183	331,967
Nippon Yusen KK	122,000	339,539

		671,506

Media—1.0%
AMC Networks, Inc. - Class A (b)	2,200	180,070
Cablevision Systems Corp. - Class A (a)	6,600	158,004
Cogeco Cable, Inc.	1,100	63,622
Comcast Corp. - Class A	24,100	1,449,374
Corus Entertainment, Inc. - B Shares (a)	4,000	53,387
CTS Eventim AG & Co. KGaA	2,574	93,847
Daiichikosho Co., Ltd.	3,300	116,134
DIRECTV (b)	1,400	129,906
Eutelsat Communications S.A.	4,785	154,362
Gannett Co., Inc. (a) (b)	2,150	30,079
ITE Group plc	6,544	17,555
ITV plc	72,915	301,280
John Wiley & Sons, Inc. - Class A (a)	2,100	114,177
Liberty Media Corp. - Class A (b)	10,483	377,807
Mediaset S.p.A.	15,937	76,490
Meredith Corp. (a)	1,000	52,150
Metropole Television S.A.	8,631	167,736
Omnicom Group, Inc. (a)	10,081	700,529
ProSiebenSat.1 Media AG	9,020	445,328

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Publicis Groupe S.A.	5,556	$410,335
REA Group, Ltd. (a)	567	17,028
Reed Elsevier NV	19,430	462,257
Reed Elsevier plc	30,045	489,195
RTL Group S.A. (Frankfurt Exchange)	3,635	329,163
Scripps Networks Interactive, Inc. - Class A (a)	2,500	163,425
SES S.A.	5,841	195,990
Shaw Communications, Inc. - Class B	11,500	250,440
Singapore Press Holdings, Ltd. (a)	37,000	112,000
SKY Network Television, Ltd.	27,790	113,144
Sky plc	26,276	428,602
TEGNA, Inc.	4,300	137,901
Time Warner, Inc.	3,200	279,712
Twenty-First Century Fox, Inc. - Class A	7,900	257,105
Viacom, Inc. - Class B	7,300	471,872
Vivendi S.A. (a)	5,399	136,373
Walt Disney Co. (The) (a)	12,200	1,392,508
Wolters Kluwer NV	4,253	126,801

		10,455,688

Metals & Mining—0.5%
Anglo American plc	7,909	114,698
Anglo American plc	24,795	358,267
ArcelorMittal (a)	35,347	344,150
Asahi Holdings, Inc.	5,100	86,809
Aurubis AG	1,659	97,447
Barrick Gold Corp.	24,100	257,594
BHP Billiton plc	31,024	609,390
BHP Billiton, Ltd.	35,011	711,671
Boliden AB	9,022	164,280
Centerra Gold, Inc.	7,600	43,202
Compass Minerals International, Inc. (a)	2,000	164,280
Evolution Mining, Ltd.	53,180	47,120
Highland Gold Mining, Ltd.	5,802	4,489
Hitachi Metals, Ltd.	5,000	76,690
IAMGOLD Corp. (a) (b)	10,100	20,216
Independence Group NL (a)	31,001	99,022
KGHM Polska Miedz S.A.	3,843	108,891
Koza Altin Isletmeleri A/S	2,462	25,993
Kumba Iron Ore, Ltd. (a)	2,066	25,633
Mitsubishi Materials Corp.	13,000	49,886
MMC Norilsk Nickel PJSC (ADR)	6,172	104,122
Nevsun Resources, Ltd. (a)	8,300	31,233
Newmont Mining Corp.	8,700	203,232
Nippon Steel Sumitomo Metal Corp.	144,000	372,919
Rio Tinto plc	13,610	559,767
Rio Tinto, Ltd.	8,354	344,487
Sibanye Gold, Ltd.	15,437	24,732
South32, Ltd. (Australian Exchange) (a) (b)	35,011	48,353
South32, Ltd. (London Exchange) (b)	23,824	32,193
St. Barbara, Ltd. (b)	4,110	1,810
Sumitomo Metal Mining Co., Ltd.	3,000	45,618
Teck Resources, Ltd. - Class B	15,000	148,679
Troy Resources, Ltd. (b)	2,277	645
Vale S.A.	6,400	37,649
Vale S.A. (ADR)	13,700	69,185

		5,434,352

Multi-Utilities—0.2%
Consolidated Edison, Inc.	5,347	309,484
E.ON SE	29,955	398,955
National Grid plc	26,097	335,593
Public Service Enterprise Group, Inc.	18,500	726,680
RWE AG	13,203	283,767

		2,054,479

Multiline Retail—0.1%
Dollar Tree, Inc. (a) (b)	3,100	244,869
Kohl’s Corp. (a)	600	37,566
Lifestyle International Holdings, Ltd.	21,500	39,828
Next plc	5,360	628,002
Target Corp.	1,300	106,119

		1,056,384

Oil, Gas & Consumable Fuels—2.0%
Alliance Resource Partners L.P.	2,200	54,912
BP plc	200,875	1,325,587
Buckeye Partners L.P.	1,300	96,109
Cairn Energy plc (b)	17,935	47,761
California Resources Corp. (a)	4,920	29,717
Cameco Corp.	13,500	193,151
Chevron Corp.	20,281	1,956,508
China Shenhua Energy Co., Ltd. - Class H	22,000	50,148
CNOOC, Ltd.	122,000	173,367
ConocoPhillips	18,100	1,111,521
Drillsearch Energy, Ltd. (b)	31,715	25,161
Ecopetrol S.A. (ADR)	11,100	147,186
Enbridge Income Fund Holdings, Inc. (a)	4,800	132,701
ENI S.p.A.	56,774	1,007,070
Exxon Mobil Corp.	41,000	3,411,200
Gazprom OAO (ADR)	8,163	43,019
Hess Corp.	5,009	335,002
Inpex Corp.	47,700	542,506
Japan Petroleum Exploration Co. (a)	7,100	227,180
Kinder Morgan, Inc. (a)	900	34,551
Koninklijke Vopak NV	3,015	152,425
Lukoil OAO (ADR)	2,590	116,317
Magellan Midstream Partners L.P.	3,800	278,844
Marathon Oil Corp. (a)	24,000	636,960
Marathon Petroleum Corp.	10,000	523,100
Murphy Oil Corp. (a)	4,800	199,536
Occidental Petroleum Corp.	12,900	1,003,233
Phillips 66	4,800	386,688
Polskie Gornictwo Naftowe i Gazownictwo S.A.	48,320	84,857
PTT Exploration & Production PCL	18,300	59,058
PTT Exploration & Production PCL (NVDR)	66,900	215,342
Repsol S.A.	23,374	411,465
Royal Dutch Shell plc - A Shares	33,432	939,913
Royal Dutch Shell plc - A Shares	2,235	63,653
Royal Dutch Shell plc - B Shares	23,852	678,315
Sasol, Ltd.	5,549	205,601
Soco International plc	19,904	55,004
Spectra Energy Corp. (a)	4,100	133,660
Statoil ASA	50,543	902,287
Tatneft OAO (ADR)	1,400	44,772

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
TonenGeneral Sekiyu KK	18,000	$167,875
Total Gabon	33	9,367
Total S.A.	24,654	1,199,601
Ultrapar Participacoes S.A. (ADR)	9,400	197,588
Valero Energy Corp.	13,400	838,840
Woodside Petroleum, Ltd.	34,959	918,705

		21,367,363

Paper & Forest Products—0.1%
International Paper Co. (a)	20,382	969,979
Schweitzer-Mauduit International, Inc. (a)	600	23,928

		993,907

Personal Products—0.2%
Blackmores, Ltd.	555	32,199
Energizer Holdings, Inc.	3,700	486,735
Estee Lauder Cos., Inc. (The) - Class A	1,500	129,990
Unilever NV	22,317	932,729
Unilever plc	23,879	1,026,452

		2,608,105

Pharmaceuticals—2.2%
AbbVie, Inc.	5,758	386,880
Allergan plc (b)	900	273,114
Almirall S.A.	10,393	205,795
Astellas Pharma, Inc.	19,500	277,859
AstraZeneca plc	18,638	1,185,105
Bayer AG	4,978	696,561
Boiron S.A.	1,269	124,486
Bristol-Myers Squibb Co.	4,100	272,814
Eli Lilly & Co.	18,308	1,528,535
Galenica AG	30	31,325
GlaxoSmithKline plc	63,318	1,318,031
Hisamitsu Pharmaceutical Co., Inc.	4,500	174,265
Indivior plc (b)	13,294	46,909
Ipsen S.A.	5,460	301,131
Johnson & Johnson	32,551	3,172,420
Merck & Co., Inc.	31,000	1,764,830
Merck KGaA	2,919	290,743
Novartis AG	22,565	2,228,809
Novo Nordisk A/S - Class B	9,443	517,898
Orion Oyj - Class B	12,519	438,768
Pfizer, Inc.	86,768	2,909,331
Recordati S.p.A.	14,091	295,515
Roche Holding AG	9,324	2,617,745
Sanofi	13,337	1,315,792
Stada Arzneimittel AG	7,350	247,886
Teva Pharmaceutical Industries, Ltd. (ADR)	3,700	218,670

		22,841,217

Professional Services—0.2%
Adecco S.A. (b)	3,286	267,311
Dun & Bradstreet Corp. (The)	2,400	292,800
Experian plc	19,628	357,165
Intertek Group plc	11,592	445,862

Professional Services—(Continued)
SGS S.A.	302	551,657
Stantec, Inc. (a)	1,900	55,524

		1,970,319

Real Estate Investment Trusts—0.2%
Ascendas Real Estate Investment Trust (a)	124,000	226,228
Cache Logistics Trust (a)	48,000	41,163
CapitaMall Trust (a)	158,000	251,651
Corrections Corp. of America (a)	2,900	95,932
EPR Properties (a)	900	49,302
Frasers Centrepoint Trust (a)	60,000	91,719
Link REIT (The)	8,500	49,777
LTC Properties, Inc.	2,700	112,320
Mapletree Commercial Trust	35,000	38,072
Mapletree Greater China Commercial Trust	52,900	40,054
Mapletree Industrial Trust	127,000	147,359
Mapletree Logistics Trust	166,000	139,511
MCUBS MidCity Investment Corp.	12	36,724
Mirvac Group	71,105	101,308
Plum Creek Timber Co., Inc.	9,039	366,712
Public Storage	2,013	371,137
Simon Property Group, Inc.	400	69,208

		2,228,177

Real Estate Management & Development—0.2%
Atrium European Real Estate, Ltd. (b)	7,669	35,309
Daiwa House Industry Co., Ltd.	9,500	221,314
Deutsche Euroshop AG	2,656	116,599
Hang Lung Properties, Ltd.	27,000	80,079
Henderson Land Development Co., Ltd.	24,684	169,297
Hysan Development Co., Ltd.	20,000	86,278
Kerry Properties, Ltd.	19,500	76,086
PSP Swiss Property AG (b)	1,676	143,203
Sino Land Co., Ltd.	50,000	83,555
Sun Hung Kai Properties, Ltd.	25,000	405,803
Swire Pacific, Ltd. - Class A	19,000	238,513
Swire Properties, Ltd.	59,600	189,139
Swiss Prime Site AG (b)	2,365	179,447
UOL Group, Ltd.	9,000	46,181
Wharf Holdings, Ltd. (The)	44,000	292,649
Wheelock & Co., Ltd.	20,000	102,292

		2,465,744

Road & Rail—0.3%
Central Japan Railway Co.	3,000	541,465
Hankyu Hanshin Holdings, Inc.	25,000	147,571
Nagoya Railroad Co., Ltd. (a)	37,000	138,368
Norfolk Southern Corp.	7,500	655,200
Union Pacific Corp.	8,500	810,645
Utoc Corp.	3,700	16,495
West Japan Railway Co.	6,700	428,674

		2,738,418

Semiconductors & Semiconductor Equipment—1.2%
Cirrus Logic, Inc. (b)	3,400	115,702

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Dialog Semiconductor plc (b)	1,991	$107,624
Intel Corp. (a)	140,127	4,261,963
KLA-Tencor Corp. (a)	4,100	230,461
Kulicke & Soffa Industries, Inc. (b)	900	10,539
Linear Technology Corp. (a)	7,100	314,033
Marvell Technology Group, Ltd.	55,735	734,866
Maxim Integrated Products, Inc. (a)	35,144	1,215,104
MediaTek, Inc.	13,000	178,577
Microchip Technology, Inc. (a)	4,400	208,670
Micron Technology, Inc. (b)	57,678	1,086,653
Novatek Microelectronics Corp.	24,000	115,732
NVIDIA Corp.	45,796	920,958
Realtek Semiconductor Corp.	22,000	56,440
Skyworks Solutions, Inc.	1,800	187,380
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	11,900	270,249
Texas Instruments, Inc.	55,549	2,861,329
Xilinx, Inc. (a)	5,300	234,048

		13,110,328

Software—1.7%
Activision Blizzard, Inc.	49,674	1,202,608
Babylon, Ltd.	3,842	1,996
CA, Inc. (a)	46,101	1,350,298
Check Point Software Technologies, Ltd. (a) (b)	2,700	214,785
Citrix Systems, Inc. (b)	1,300	91,208
Constellation Software, Inc.	600	238,203
Ebix, Inc. (a)	2,700	88,047
FactSet Research Systems, Inc. (a)	1,000	162,510
Fidessa Group plc	1,215	43,367
Micro Focus International plc	7,408	158,197
Microsoft Corp.	126,419	5,581,399
MTI, Ltd.	4,900	32,115
Nemetschek AG	1,016	32,691
NetScout Systems, Inc. (a) (b)	2,100	77,007
Nexon Co., Ltd.	7,200	98,972
Nuance Communications, Inc. (b)	40,344	706,423
Oracle Corp.	40,000	1,612,000
Oracle Corp. Japan	3,000	125,274
Playtech plc	12,765	164,008
Sage Group plc (The)	34,373	276,750
SAP SE	12,938	901,521
Software AG	3,940	107,990
Symantec Corp.	62,087	1,443,523
Synopsys, Inc. (b)	16,527	837,093
Trend Micro, Inc.	5,800	199,675
VMware, Inc. - Class A (b)	20,603	1,766,501

		17,514,161

Specialty Retail—0.6%
ABC-Mart, Inc.	2,900	177,232
AutoZone, Inc. (a) (b)	1,265	843,629
Bed Bath & Beyond, Inc. (a) (b)	4,600	317,308
Best Buy Co., Inc. (a)	5,100	166,311
Buckle, Inc. (The) (a)	2,300	105,271
Cato Corp. (The) - Class A (a)	1,800	69,768

Specialty Retail—(Continued)
Dunelm Group plc	4,253	60,582
Foot Locker, Inc. (a)	3,300	221,133
GameStop Corp. - Class A (a)	3,700	158,952
Gap, Inc. (The) (a)	5,500	209,935
Home Depot, Inc. (The)	11,900	1,322,447
JB Hi-Fi, Ltd. (a)	4,934	74,058
L Brands, Inc.	6,200	531,526
Lowe’s Cos., Inc.	4,600	308,062
Nishimatsuya Chain Co., Ltd.	8,000	80,457
O’Reilly Automotive, Inc. (a) (b)	1,500	338,970
Outerwall, Inc. (a)	700	53,277
Pal Co., Ltd.	300	9,846
Ross Stores, Inc.	8,400	408,324
T-Gaia Corp.	5,900	93,345
TJX Cos., Inc. (The)	6,700	443,339
Tractor Supply Co. (a)	1,200	107,928
WH Smith plc	4,386	105,238

		6,206,938

Technology Hardware, Storage & Peripherals—2.0%
Apple, Inc.	71,650	8,986,701
Brother Industries, Ltd.	8,900	125,910
Canon, Inc. (a)	38,300	1,242,812
Elecom Co., Ltd. (a)	600	14,702
EMC Corp. (a)	116,000	3,061,240
FUJIFILM Holdings Corp.	10,500	374,915
Hewlett-Packard Co.	105,672	3,171,217
Japan Digital Laboratory Co., Ltd.	3,100	43,295
Konica Minolta, Inc.	10,500	122,894
Lexmark International, Inc. - Class A	2,200	97,240
NetApp, Inc. (a)	37,326	1,178,009
Ricoh Co., Ltd.	18,000	186,561
Samsung Electronics Co., Ltd.	210	238,557
Seagate Technology plc (a)	22,015	1,045,712
Western Digital Corp. (a)	18,817	1,475,629
Wincor Nixdorf AG	1,407	55,409

		21,420,803

Textiles, Apparel & Luxury Goods—0.3%
Bijou Brigitte AG	106	6,640
Burberry Group plc	13,667	337,830
Christian Dior SE	1,321	257,713
Cie Financiere Richemont S.A.	5,558	453,055
Coach, Inc. (a)	9,310	322,219
Hugo Boss AG	2,139	238,986
LVMH Moet Hennessy Louis Vuitton SE	3,472	607,795
NIKE, Inc. - Class B	3,700	399,674
Pandora A/S	2,628	281,929
Peak Sport Products Co., Ltd. (a)	74,000	17,996
Ralph Lauren Corp.	1,300	172,068
Swatch Group AG (The)	1,595	119,482
Van de Velde NV	570	32,734

		3,248,121

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Thrifts & Mortgage Finance—0.1%
Genworth MI Canada, Inc. (a)	5,800	$152,314
New York Community Bancorp, Inc. (a)	22,312	410,094

		562,408

Tobacco—0.5%
Altria Group, Inc.	19,000	929,290
British American Tobacco plc	18,157	975,814
Imperial Tobacco Group plc	11,323	546,651
Japan Tobacco, Inc.	8,900	316,735
Philip Morris International, Inc.	19,817	1,588,729
Reynolds American, Inc.	3,800	283,708
Swedish Match AB	5,366	152,434

		4,793,361

Trading Companies & Distributors—0.2%
Finning International, Inc.	10,000	188,071
ITOCHU Corp.	36,900	487,090
Marubeni Corp.	101,900	583,823
MSC Industrial Direct Co., Inc. - Class A (a)	2,900	202,333
Wakita & Co., Ltd.	4,000	40,764
WW Grainger, Inc. (a)	1,100	260,315
Yamazen Corp.	1,300	11,858

		1,774,254

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A.	26,831	439,647
Atlantia S.p.A.	3,258	80,408
Autostrada Torino-Milano S.p.A.	4,303	56,597
Westshore Terminals Investment Corp. (a)	1,300	31,652

		608,304

Water Utilities—0.0%
Guangdong Investment, Ltd.	140,000	194,895
Severn Trent plc	5,613	183,396

		378,291

Wireless Telecommunication Services—0.4%
America Movil S.A.B. de C.V. - Class L (ADR)	6,400	136,384
China Mobile, Ltd.	19,500	249,765
KDDI Corp.	46,800	1,125,533
Millicom International Cellular S.A.	1,882	138,664
Mobile TeleSystems OJSC (ADR)	7,700	75,306
MTN Group, Ltd.	10,376	194,945
NTT DoCoMo, Inc.	52,300	1,000,709
Rogers Communications, Inc. - Class B (a)	25,778	914,304
Vodacom Group, Ltd.	4,479	50,978

		3,886,588

Total Common Stocks (Cost $345,969,210)		359,922,383

Corporate Bonds & Notes—21.3%
Security Description	Principal Amount*	Value

Advertising—0.2%
Omnicom Group, Inc. 4.450%, 08/15/20	1,855,000	$1,983,640
5.900%, 04/15/16	210,000	217,667

		2,201,307

Agriculture—0.4%
Altria Group, Inc. 4.750%, 05/05/21	660,000	715,212
10.200%, 02/06/39	304,000	500,606
Philip Morris International, Inc. 6.375%, 05/16/38	645,000	791,361
Reynolds American, Inc. 4.450%, 06/12/25	645,000	657,140
7.250%, 06/15/37	170,000	203,873
7.750%, 06/01/18	1,035,000	1,195,031

		4,063,223

Auto Manufacturers—0.2%
Ford Motor Credit Co. LLC 4.375%, 08/06/23	1,290,000	1,337,855
6.625%, 08/15/17	1,090,000	1,195,821

		2,533,676

Auto Parts & Equipment—0.1%
BorgWarner, Inc. 4.375%, 03/15/45	825,000	771,820
Delphi Corp. 4.150%, 03/15/24	560,000	578,885

		1,350,705

Banks—6.8%
American Express Bank FSB 6.000%, 09/13/17	1,055,000	1,153,357
Bank of America Corp. 3.300%, 01/11/23	1,410,000	1,388,620
3.950%, 04/21/25	1,255,000	1,208,804
4.200%, 08/26/24	875,000	872,893
5.000%, 01/21/44	1,100,000	1,142,111
5.625%, 07/01/20	2,345,000	2,642,951
Bank of America N.A. 1.750%, 06/05/18	1,235,000	1,232,344
Bank of Montreal 1.950%, 01/30/18 (144A)	310,000	314,915
Bank of Nova Scotia (The) 1.950%, 01/30/17 (144A)	1,120,000	1,137,163
Barclays Bank plc 5.140%, 10/14/20	940,000	1,021,758
Barclays plc 3.650%, 03/16/25	1,435,000	1,357,220
BBVA Banco Continental S.A. 3.250%, 04/08/18 (144A) (a)	330,000	334,538
BNP Paribas S.A. 2.375%, 09/14/17	625,000	634,361

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
BPCE S.A. 2.250%, 01/27/20	1,200,000	$1,188,494
2.500%, 12/10/18	1,580,000	1,603,096
4.500%, 03/15/25 (144A)	1,060,000	1,025,030
5.700%, 10/22/23 (144A)	535,000	563,952
Capital One Financial Corp. 3.200%, 02/05/25	970,000	917,511
Capital One N.A. 2.950%, 07/23/21	860,000	847,705
Citigroup, Inc. 0.967%, 04/27/18 (c)	1,100,000	1,096,645
4.300%, 11/20/26	2,170,000	2,121,874
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 2.250%, 01/14/19	395,000	397,581
3.875%, 02/08/22	700,000	728,215
3.950%, 11/09/22	250,000	249,967
Credit Suisse
1.700%, 04/27/18	1,410,000	1,400,174
Discover Bank
2.000%, 02/21/18	1,210,000	1,207,039
First Republic Bank
2.375%, 06/17/19	880,000	879,113
Goldman Sachs Group, Inc. (The)
1.884%, 11/29/23 (c)	1,070,000	1,087,508
3.625%, 01/22/23	2,635,000	2,618,378
5.150%, 05/22/45	1,340,000	1,292,736
5.250%, 07/27/21	1,460,000	1,621,356
5.750%, 01/24/22	2,000,000	2,274,938
6.750%, 10/01/37	495,000	580,609
HSBC Holdings plc
4.000%, 03/30/22	1,770,000	1,853,144
4.875%, 01/14/22	1,555,000	1,714,765
5.250%, 03/14/44	570,000	591,244
JPMorgan Chase & Co.
3.875%, 09/10/24	5,620,000	5,529,552
Lloyds Bank plc
2.300%, 11/27/18	295,000	298,119
Morgan Stanley
3.750%, 02/25/23	1,140,000	1,152,700
4.300%, 01/27/45	575,000	537,278
4.350%, 09/08/26	950,000	930,886
5.450%, 01/09/17	1,870,000	1,981,639
5.500%, 01/26/20	755,000	842,576
6.625%, 04/01/18	400,000	448,822
Royal Bank of Scotland Group plc (The)
1.875%, 03/31/17	1,670,000	1,661,510
5.625%, 08/24/20	1,430,000	1,609,721
6.125%, 01/11/21	20,000	22,950
Societe Generale S.A.
2.750%, 10/12/17	415,000	425,358
5.000%, 01/17/24 (144A)	2,150,000	2,152,915
Sparebank 1 Boligkreditt A/S
2.300%, 06/30/18 (144A)	1,500,000	1,533,252
Standard Chartered plc
1.700%, 04/17/18 (144A)	1,585,000	1,578,470

Banks—(Continued)
Swedbank Hypotek AB
2.375%, 04/05/17 (144A)	200,000	204,517
Toronto-Dominion Bank (The)
1.500%, 03/13/17 (144A)	3,060,000	3,088,146
UBS AG
0.981%, 03/26/18 (c)	1,960,000	1,959,414
2.250%, 03/30/17 (144A)	1,700,000	1,738,996
Wells Fargo & Co.
3.000%, 02/19/25	1,940,000	1,858,014

		71,856,944

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/42	915,000	807,857

Biotechnology—0.5%
Amgen, Inc.
3.875%, 11/15/21	955,000	1,001,508
4.500%, 03/15/20	900,000	981,247
5.750%, 03/15/40	605,000	666,752
Gilead Sciences, Inc.
4.500%, 04/01/21	1,180,000	1,294,650
4.500%, 02/01/45	1,005,000	1,001,127

		4,945,284

Chemicals—0.3%
Eastman Chemical Co.
2.700%, 01/15/20	170,000	169,448
4.800%, 09/01/42	660,000	633,046
LYB International Finance B.V.
4.875%, 03/15/44	180,000	174,885
5.250%, 07/15/43	740,000	753,844
Monsanto Co.
4.700%, 07/15/64	720,000	623,298
Mosaic Co. (The)
3.750%, 11/15/21	255,000	262,991
4.875%, 11/15/41	335,000	318,144

		2,935,656

Commercial Services—0.1%
UBM plc
5.750%, 11/03/20 (144A)	630,000	679,831

Computers—0.3%
Apple, Inc.
2.400%, 05/03/23	935,000	894,441
International Business Machines Corp.
7.625%, 10/15/18	1,785,000	2,118,502

		3,012,943

Diversified Financial Services—0.4%
American Express Credit Corp.
0.549%, 06/05/17 (c)	1,400,000	1,392,749

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Capital One Bank USA N.A.
1.300%, 06/05/17	740,000	$735,411
General Electric Capital Corp.
5.300%, 02/11/21	400,000	449,773
HSBC Finance Corp.
6.676%, 01/15/21	1,220,000	1,411,423
Navient Corp.
6.000%, 01/25/17	700,000	728,000

		4,717,356

Electric—1.3%
Berkshire Hathaway Energy Co.
6.500%, 09/15/37	345,000	423,246
Commonwealth Edison Co.
3.700%, 03/01/45	900,000	808,082
Delmarva Power & Light Co.
3.500%, 11/15/23	1,480,000	1,510,271
Dominion Resources, Inc.
4.050%, 09/15/42	600,000	542,720
Duke Energy Carolinas LLC
4.300%, 06/15/20	540,000	591,210
Duke Energy Florida, Inc.
6.400%, 06/15/38	1,925,000	2,476,428
Electricite de France S.A.
6.500%, 01/26/19 (144A)	180,000	207,740
Georgia Power Co.
4.300%, 03/15/42	545,000	517,299
NextEra Energy Capital Holdings, Inc.
1.586%, 06/01/17	1,025,000	1,027,226
Nisource Finance Corp.
4.800%, 02/15/44	230,000	234,519
6.125%, 03/01/22	830,000	958,781
PPL Electric Utilities Corp.
4.750%, 07/15/43	625,000	659,353
Public Service Co. of Colorado
4.750%, 08/15/41	1,065,000	1,145,241
Southern California Edison Co.
4.500%, 09/01/40	1,025,000	1,041,298
5.500%, 03/15/40	335,000	389,943
Southern Power Co.
5.250%, 07/15/43	670,000	710,461
Virginia Electric & Power Co.
4.000%, 01/15/43	930,000	869,074

		14,112,892

Electronics—0.0%
Honeywell International, Inc.
5.700%, 03/15/37	240,000	286,562

Environmental Control—0.1%
Republic Services, Inc.
5.250%, 11/15/21	415,000	465,076
Waste Management, Inc.
4.100%, 03/01/45	840,000	766,223

		1,231,299

Food—0.3%
HJ Heinz Co.
5.200%, 07/15/45 (144A)	770,000	789,112
Kraft Foods Group, Inc.
5.000%, 06/04/42	580,000	577,983
6.500%, 02/09/40	75,000	88,168
Kroger Co. (The)
5.000%, 04/15/42	260,000	269,942
5.150%, 08/01/43	625,000	658,876
Tyson Foods, Inc.
5.150%, 08/15/44	310,000	318,771

		2,702,852

Forest Products & Paper—0.2%
International Paper Co.
5.150%, 05/15/46	1,560,000	1,498,634
7.300%, 11/15/39	210,000	257,015

		1,755,649

Gas—0.0%
Fermaca Enterprises S de RL de C.V.
6.375%, 03/30/38 (144A)	476,513	483,661

Healthcare-Products—0.3%
Becton Dickinson & Co.
4.685%, 12/15/44	700,000	677,349
Boston Scientific Corp.
2.650%, 10/01/18	940,000	953,541
Medtronic, Inc.
4.625%, 03/15/45 (144A)	1,291,000	1,306,943

		2,937,833

Healthcare-Services—0.3%
Anthem, Inc.
4.650%, 01/15/43	2,767,000	2,536,683
Humana, Inc.
7.200%, 06/15/18	95,000	109,309
Laboratory Corp. of America Holdings
4.700%, 02/01/45	770,000	705,286
UnitedHealth Group, Inc.
6.500%, 06/15/37	285,000	359,613

		3,710,891

Insurance—1.3%
American International Group, Inc.
4.375%, 01/15/55	670,000	596,726
6.400%, 12/15/20	1,150,000	1,367,172
Aon plc
4.600%, 06/14/44	1,265,000	1,206,895
Berkshire Hathaway Finance Corp.
4.400%, 05/15/42	425,000	418,497
CNA Financial Corp.
5.750%, 08/15/21	400,000	452,932
Hartford Financial Services Group, Inc.
6.625%, 03/30/40	945,000	1,178,156

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Liberty Mutual Group, Inc.
4.850%, 08/01/44 (144A)	330,000	$318,843
5.000%, 06/01/21 (144A)	120,000	130,951
6.500%, 05/01/42 (144A)	960,000	1,120,236
Lincoln National Corp.
4.850%, 06/24/21	390,000	427,560
Marsh & McLennan Cos., Inc.
4.800%, 07/15/21	720,000	795,874
Pacific LifeCorp
5.125%, 01/30/43 (144A)	240,000	241,818
Prudential Financial, Inc.
5.800%, 11/16/41	1,105,000	1,238,274
Swiss Re Treasury U.S. Corp.
2.875%, 12/06/22 (144A)	260,000	251,754
4.250%, 12/06/42 (144A)	415,000	400,423
Voya Financial, Inc.
5.500%, 07/15/22	1,560,000	1,751,629
XLIT, Ltd.
5.500%, 03/31/45	1,100,000	1,034,394
5.750%, 10/01/21	300,000	343,638

		13,275,772

Iron/Steel—0.1%
Glencore Funding LLC
1.336%, 04/16/18 (144A) (c)	1,225,000	1,224,329

Machinery-Construction & Mining—0.0%
Caterpillar Financial Services Corp.
7.150%, 02/15/19	300,000	353,193

Media—0.7%
21st Century Fox America, Inc.
4.500%, 02/15/21	320,000	347,422
CBS Corp.
4.600%, 01/15/45	265,000	236,619
Comcast Corp.
4.500%, 01/15/43	825,000	806,713
4.750%, 03/01/44	280,000	284,240
6.300%, 11/15/17	520,000	578,835
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
2.400%, 03/15/17	350,000	354,623
5.150%, 03/15/42	1,675,000	1,575,844
NBCUniversal Media LLC
4.375%, 04/01/21	1,990,000	2,155,321
Viacom, Inc.
5.625%, 09/15/19	640,000	711,904
5.850%, 09/01/43	415,000	413,067

		7,464,588

Mining—0.4%
Barrick North America Finance LLC
4.400%, 05/30/21	655,000	669,088
BHP Billiton Finance USA, Ltd.
5.000%, 09/30/43	585,000	607,250

Mining—(Continued)
Corp. Nacional del Cobre de Chile
4.875%, 11/04/44 (144A)	390,000	372,507
Freeport-McMoRan, Inc.
2.300%, 11/14/17	605,000	603,137
Rio Tinto Finance USA plc
2.250%, 12/14/18	1,150,000	1,156,458
3.500%, 03/22/22	530,000	534,536
Rio Tinto Finance USA, Ltd.
4.125%, 05/20/21	400,000	423,463

		4,366,439

Miscellaneous Manufacturing—0.4%
General Electric Co.
4.125%, 10/09/42	215,000	206,863
4.500%, 03/11/44	1,555,000	1,579,242
Ingersoll-Rand Luxembourg Finance S.A.
4.650%, 11/01/44	755,000	728,777
Siemens Financieringsmaatschappij NV
4.400%, 05/27/45 (144A)	1,390,000	1,373,213

		3,888,095

Oil & Gas—1.6%
Apache Corp.
6.900%, 09/15/18	1,045,000	1,196,027
Canadian Natural Resources, Ltd.
5.700%, 05/15/17	1,490,000	1,603,265
Chevron Corp.
3.191%, 06/24/23	450,000	452,139
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P.
2.450%, 05/01/20 (144A)	745,000	740,239
CNOOC Curtis Funding No. 1 Pty, Ltd.
4.500%, 10/03/23 (144A)	590,000	619,962
CNOOC Finance 2013, Ltd.
3.000%, 05/09/23	485,000	459,473
Devon Energy Corp.
5.000%, 06/15/45	175,000	172,762
Ensco plc
4.700%, 03/15/21	1,525,000	1,553,365
5.750%, 10/01/44	855,000	761,947
Marathon Petroleum Corp.
5.000%, 09/15/54	1,145,000	1,037,413
5.125%, 03/01/21	830,000	911,497
Noble Energy, Inc.
4.150%, 12/15/21	880,000	916,755
6.000%, 03/01/41	350,000	370,528
Petroleos Mexicanos
6.375%, 01/23/45	1,290,000	1,323,862
Phillips 66
4.875%, 11/15/44	850,000	811,863
Shell International Finance B.V.
2.375%, 08/21/22	700,000	676,641
Suncor Energy, Inc.
6.100%, 06/01/18	800,000	892,133
6.850%, 06/01/39	520,000	653,832

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Total Capital S.A.
2.300%, 03/15/16	400,000	$405,048
Valero Energy Corp.
6.625%, 06/15/37	905,000	1,022,117
9.375%, 03/15/19	343,000	422,125

		17,002,993

Oil & Gas Services—0.0%
Weatherford International, Ltd.
5.950%, 04/15/42	565,000	477,593

Pharmaceuticals—0.9%
AbbVie, Inc.
1.200%, 11/06/15	460,000	460,420
2.000%, 11/06/18	1,210,000	1,210,534
2.500%, 05/14/20	1,755,000	1,736,995
2.900%, 11/06/22	625,000	605,188
3.200%, 11/06/22	200,000	198,041
Actavis Funding SCS
4.550%, 03/15/35	430,000	408,832
4.750%, 03/15/45	1,560,000	1,485,204
4.850%, 06/15/44	450,000	434,157
AmerisourceBergen Corp.
4.250%, 03/01/45	560,000	508,362
Express Scripts Holding Co.
4.750%, 11/15/21	880,000	954,893
Merck & Co., Inc.
2.750%, 02/10/25	575,000	551,388
Wyeth LLC
5.950%, 04/01/37	640,000	763,461

		9,317,475

Pipelines—0.9%
Energy Transfer Partners L.P.
4.150%, 10/01/20	1,575,000	1,618,722
5.150%, 02/01/43	1,200,000	1,068,656
Enterprise Products Operating LLC
3.350%, 03/15/23	440,000	429,714
4.950%, 10/15/54	265,000	246,700
6.450%, 09/01/40	1,300,000	1,472,193
Kinder Morgan Energy Partners L.P.
5.000%, 08/15/42	540,000	469,815
Kinder Morgan, Inc.
5.550%, 06/01/45	915,000	845,721
ONEOK Partners L.P.
6.125%, 02/01/41	550,000	536,224
8.625%, 03/01/19	145,000	172,475
Plains All American Pipeline L.P./PAA Finance Corp.
4.300%, 01/31/43	305,000	259,742
Williams Cos., Inc. (The)
4.550%, 06/24/24	360,000	348,870
Williams Partners L.P.
3.350%, 08/15/22	420,000	397,464
4.000%, 09/15/25	1,230,000	1,152,140
5.400%, 03/04/44	555,000	507,291

		9,525,727

Real Estate—0.1%
American Campus Communities Operating Partnership L.P.
3.750%, 04/15/23	845,000	829,775

Real Estate Investment Trusts—0.5%
Alexandria Real Estate Equities, Inc.
3.900%, 06/15/23	410,000	408,289
4.500%, 07/30/29	540,000	541,021
Boston Properties L.P.
3.125%, 09/01/23	215,000	208,999
Digital Realty Trust L.P.
3.950%, 07/01/22	945,000	943,040
ERP Operating L.P.
4.625%, 12/15/21	940,000	1,025,424
Health Care REIT, Inc.
4.125%, 04/01/19	1,395,000	1,476,574
Omega Healthcare Investors, Inc.
4.950%, 04/01/24	1,035,000	1,058,624

		5,661,971

Retail—0.9%
AutoZone, Inc.
2.875%, 01/15/23	880,000	842,956
CVS Health Corp.
2.250%, 12/05/18	2,445,000	2,475,186
Home Depot, Inc. (The)
4.250%, 04/01/46	350,000	339,861
4.400%, 04/01/21	700,000	772,180
5.950%, 04/01/41	990,000	1,205,121
Macy’s Retail Holdings, Inc.
2.875%, 02/15/23	790,000	760,508
5.125%, 01/15/42	450,000	452,030
Signet UK Finance plc
4.700%, 06/15/24	740,000	747,302
Wal-Mart Stores, Inc.
3.625%, 07/08/20	1,480,000	1,575,348

		9,170,492

Software—0.3%
Microsoft Corp.
2.125%, 11/15/22	525,000	501,018
Oracle Corp. 4.125%, 05/15/45	2,400,000	2,225,525

		2,726,543

Telecommunications—1.0%
AT&T, Inc. 4.350%, 06/15/45	765,000	653,093
4.500%, 05/15/35	700,000	643,501
4.750%, 05/15/46	665,000	605,133
Cisco Systems, Inc. 5.500%, 01/15/40	1,475,000	1,681,158
Deutsche Telekom International Finance B.V. 2.250%, 03/06/17 (144A)	1,550,000	1,567,904

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Shares/ Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc. 0.681%, 06/09/17 (c)	1,035,000	$1,032,516
2.450%, 11/01/22	820,000	769,803
4.672%, 03/15/55 (144A)	1,583,000	1,377,137
5.012%, 08/21/54	1,704,000	1,563,568
6.350%, 04/01/19	625,000	714,214

		10,608,027

Transportation—0.3%
Burlington Northern Santa Fe LLC 4.400%, 03/15/42	1,295,000	1,244,103
Canadian Pacific Railway Co. 5.750%, 01/15/42	395,000	456,618
Kansas City Southern de Mexico S.A. de C.V. 3.000%, 05/15/23	470,000	451,412
Union Pacific Corp. 3.646%, 02/15/24	360,000	370,589
4.850%, 06/15/44	835,000	890,897

		3,413,619

Total Corporate Bonds & Notes (Cost $228,427,003)		225,633,052

Mutual Funds—7.7%

Investment Company Securities—7.7%
BB Biotech AG (b)	769	228,109
Consumer Discretionary Select Sector SPDR Fund (a)	396,322	30,310,707
iShares Core S&P 500 ETF	146,929	30,446,627
iShares MSCI South Korea Capped ETF	90,315	4,977,260
Vanguard Total Stock Market ETF	142,500	15,250,350

Total Mutual Funds (Cost $70,397,963)		81,213,053

U.S. Treasury & Government Agencies—0.3%

U.S. Treasury—0.3%
U.S. Treasury Bonds 2.500%, 02/15/45	1,815,000	1,597,345
U.S. Treasury Notes 0.625%, 05/31/17	854,900	854,767
1.125%, 06/15/18	375,000	376,406
1.500%, 05/31/20	965,000	959,723

Total U.S. Treasury & Government Agencies (Cost $3,775,493)		3,788,241

Foreign Government—0.1%

Multi-National—0.1%
FMS Wertmanagement AoeR 1.625%, 11/20/18 (Cost $1,213,649)	1,215,000	1,226,230

Preferred Stocks—0.0%
Security Description	Shares/ Principal Amount*	Value

Banks—0.0%
Itausa - Investimentos Itau S.A.	38,060	$109,072

Construction Materials—0.0%
Sto SE & Co. KGaA	207	32,534

Metals & Mining—0.0%
Vale S.A.	12,300	61,636

Total Preferred Stocks (Cost $297,420)		203,242

Rights—0.0%

Software—0.0%
Constellation Software, Inc., Expires 09/15/15 (b) (Cost $174)	600	120

Short-Term Investments—38.0%

Mutual Fund—4.8%
State Street Navigator Securities Lending MET Portfolio (d)	50,615,728	50,615,728

Repurchase Agreement—33.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $351,198,387 on 07/01/15, collateralized by $354,685,000 U.S. Treasury Notes at 1.500% due 12/31/18 with a value of $358,231,850.	351,198,387	351,198,387

Total Short-Term Investments (Cost $401,814,115)		401,814,115

Total Investments—101.4% (Cost $1,051,895,027) (e)		1,073,800,436
Other assets and liabilities (net)—(1.4)%		(15,028,085)

Net Assets—100.0%		$1,058,772,351

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $50,678,598 and the collateral received consisted of cash in the amount of $50,615,728 and non-cash collateral with a value of $2,440,164. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(e)	As of June 30, 2015, the aggregate cost of investments was $1,051,895,027. The aggregate unrealized appreciation and depreciation of investments were $45,922,577 and $(24,017,168), respectively, resulting in net unrealized appreciation of $21,905,409.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $26,878,497, which is 2.5% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(NVDR)—	Non-Voting Depository Receipts
(ETF)—	Exchange-Traded Fund

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	17,813,000	Royal Bank of Canada	09/25/15	USD	14,515,511	$(269,761)
CHF	8,614,000	Deutsche Bank AG	09/25/15	USD	9,365,772	(121,854)
CLP	6,573,000,000	BNP Paribas S.A.	09/25/15	USD	10,300,086	(99,114)
DKK	12,780,000	Deutsche Bank AG	09/25/15	USD	1,947,752	(33,231)
EUR	1,144,000	State Street Bank and Trust	09/25/15	USD	1,299,232	(22,319)
GBP	15,681,000	Standard Chartered Bank	09/25/15	USD	24,894,077	(270,455)
INR	544,701,897	HSBC Bank plc	09/24/15	USD	8,450,231	(35,464)
INR	578,598,103	HSBC Bank plc	09/24/15	USD	8,976,080	(37,671)
JPY	2,163,885,000	State Street Bank and Trust	09/25/15	USD	17,656,426	44,984
SEK	16,740,000	State Street Bank and Trust	09/25/15	USD	2,061,908	(38,978)

Contracts to Deliver
AUD	12,836,518	BNP Paribas S.A.	09/25/15	USD	9,923,626	65,063
AUD	11,767,482	State Street Bank and Trust	09/25/15	USD	9,096,540	59,006
GBP	55,718	State Street Bank and Trust	09/25/15	USD	88,265	771
JPY	147,041,565	Northern Trust Co.	09/25/15	USD	1,195,688	(7,168)
KRW	5,613,000,000	HSBC Bank plc	09/25/15	USD	5,081,477	59,048
NOK	16,980,000	Goldman Sachs & Co.	09/25/15	USD	2,172,781	11,360
SGD	48,772,000	HSBC Bank plc	09/25/15	USD	36,463,002	293,728

Cross Currency Contracts to Buy
GBP	13,663,699	State Street Bank and Trust	09/25/15	CAD	26,649,683	143,097
GBP	13,999,301	State Street Bank and Trust	09/25/15	CAD	27,309,421	142,469

Net Unrealized Depreciation						$(116,489)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/15	350	AUD	43,922,274	$(62,318)
Canada Government Bond 10 Year Futures	09/21/15	287	CAD	39,926,916	202,629
DAX Index Futures	09/18/15	98	EUR	27,884,754	(1,038,013)
Euro Stoxx 50 Index Futures	09/18/15	1,409	EUR	49,955,826	(1,719,751)
FTSE 100 Index Futures	09/18/15	402	GBP	27,006,974	(1,415,844)
MSCI Emerging Markets Mini Index Futures	09/18/15	191	USD	9,138,964	23,306
MSCI Taiwan Index Futures	07/30/15	143	USD	4,977,230	(82,340)
Nikkei 225 Index Futures	09/10/15	277	JPY	5,620,808,457	(139,710)
S&P TSX 60 Index Futures	09/17/15	119	CAD	20,344,515	(207,922)
SGX CNX Nifty Index Futures	07/30/15	284	USD	4,712,458	49,938

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/21/15	76	USD	9,665,067	$(76,005)
U.S. Treasury Note 2 Year Futures	09/30/15	97	USD	21,193,145	43,792
U.S. Treasury Note 5 Year Futures	09/30/15	10	USD	1,190,686	1,892
United Kingdom Long Gilt Bond Futures	09/28/15	253	GBP	29,613,480	(524,468)

Futures Contracts—Short
S&P 500 E-Mini Index Futures	09/18/15	(594)	USD	(61,548,890)	533,210
SPI 200 Index Futures	09/17/15	(92)	AUD	(12,613,593)	154,691
U.S. Treasury Long Bond Futures	09/21/15	(30)	USD	(4,603,385)	78,072
U.S. Treasury Ultra Long Bond Futures	09/21/15	(105)	USD	(16,734,195)	557,633

Net Unrealized Depreciation					$(3,621,208)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	08/24/15	UBS AG	KBW Bank Total Return Index	USD	21,734,675	$171,116	$—	$171,116
Pay	3M LIBOR	09/22/15	UBS AG	KBW Bank Total Return Index	USD	16,492,195	(242,719)	—	(242,719)
Pay	3M LIBOR	09/22/15	UBS AG	KBW Bank Total Return Index	USD	16,581,547	(332,070)	—	(332,070)

Totals							$(403,673)	$—	$(403,673)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	2.015%	07/23/25	USD	324,000,000	$(1,297,137)

Cash in the amount of $480,000 has been deposited in a segregated account held by the counterparty as collateral for OTC swap contracts

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,915,836	$—	$—	$5,915,836
Air Freight & Logistics	1,007,478	542,857	—	1,550,335
Airlines	198,216	846,548	—	1,044,764
Auto Components	1,448,610	3,353,531	—	4,802,141
Automobiles	300,324	2,550,459	—	2,850,783
Banks	15,473,573	12,906,214	—	28,379,787
Beverages	4,027,332	1,573,630	—	5,600,962
Biotechnology	6,041,236	700,810	—	6,742,046
Building Products	—	182,808	—	182,808
Capital Markets	5,029,532	2,614,209	—	7,643,741
Chemicals	3,488,817	3,608,179	—	7,096,996
Commercial Services & Supplies	1,327,489	1,256,461	—	2,583,950
Communications Equipment	6,887,825	33,512	—	6,921,337
Construction & Engineering	—	798,700	—	798,700
Construction Materials	—	626,727	—	626,727
Consumer Finance	2,064,756	—	—	2,064,756
Containers & Packaging	1,334,616	89,678	—	1,424,294
Distributors	511,843	—	—	511,843
Diversified Consumer Services	—	17,972	—	17,972
Diversified Financial Services	1,173,906	2,336,720	—	3,510,626
Diversified Telecommunication Services	3,863,347	5,566,314	—	9,429,661
Electric	25,146	—	—	25,146
Electric Utilities	839,764	1,960,353	—	2,800,117
Electrical Equipment	1,662,633	1,495,034	—	3,157,667
Electronic Equipment, Instruments & Components	3,033,420	1,021,058	—	4,054,478
Energy Equipment & Services	2,209,981	210,949	—	2,420,930
Food & Staples Retailing	2,033,536	2,359,340	—	4,392,876
Food Products	3,155,062	2,657,338	—	5,812,400
Gas Utilities	—	145,404	—	145,404
Health Care Equipment & Supplies	5,451,908	623,335	—	6,075,243
Health Care Providers & Services	7,037,713	483,319	—	7,521,032
Health Care Technology	245,807	—	—	245,807
Hotels, Restaurants & Leisure	1,841,716	1,026,926	—	2,868,642
Household Durables	255,771	1,082,016	—	1,337,787
Household Products	4,733,253	955,436	—	5,688,689
Independent Power and Renewable Electricity Producers	106,597	—	—	106,597
Industrial Conglomerates	2,626,986	1,586,581	—	4,213,567

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Insurance	$9,169,009	$7,740,181	$—	$16,909,190
Internet & Catalog Retail	1,050,206	—	—	1,050,206
Internet Software & Services	9,663,928	703,033	—	10,366,961
IT Services	18,544,055	694,224	—	19,238,279
Leisure Products	162,921	89,859	—	252,780
Life Sciences Tools & Services	1,120,037	114,634	—	1,234,671
Machinery	5,016,453	4,898,180	—	9,914,633
Marine	—	671,506	—	671,506
Media	6,262,068	4,193,620	—	10,455,688
Metals & Mining	1,159,938	4,274,414	—	5,434,352
Multi-Utilities	1,036,164	1,018,315	—	2,054,479
Multiline Retail	388,554	667,830	—	1,056,384
Oil, Gas & Consumable Fuels	11,964,173	9,403,190	—	21,367,363
Paper & Forest Products	993,907	—	—	993,907
Personal Products	616,725	1,991,380	—	2,608,105
Pharmaceuticals	10,526,594	12,314,623	—	22,841,217
Professional Services	348,324	1,621,995	—	1,970,319
Real Estate Investment Trusts	1,064,611	1,163,566	—	2,228,177
Real Estate Management & Development	—	2,465,744	—	2,465,744
Road & Rail	1,465,845	1,272,573	—	2,738,418
Semiconductors & Semiconductor Equipment	12,651,955	458,373	—	13,110,328
Software	15,371,605	2,142,556	—	17,514,161
Specialty Retail	5,606,180	600,758	—	6,206,938
Technology Hardware, Storage & Peripherals	19,015,748	2,405,055	—	21,420,803
Textiles, Apparel & Luxury Goods	893,961	2,354,160	—	3,248,121
Thrifts & Mortgage Finance	562,408	—	—	562,408
Tobacco	2,801,727	1,991,634	—	4,793,361
Trading Companies & Distributors	650,719	1,123,535	—	1,774,254
Transportation Infrastructure	31,652	576,652	—	608,304
Water Utilities	—	378,291	—	378,291
Wireless Telecommunication Services	1,125,994	2,760,594	—	3,886,588
Total Common Stocks	234,619,490	125,302,893	—	359,922,383
Total Corporate Bonds & Notes*	—	225,633,052	—	225,633,052
Mutual Funds
Investment Company Securities	80,984,944	228,109	—	81,213,053
Total U.S. Treasury & Government Agencies*	—	3,788,241	—	3,788,241
Total Foreign Government*	—	1,226,230	—	1,226,230
Preferred Stocks
Banks	109,072	—	—	109,072
Construction Materials	—	32,534	—	32,534
Metals & Mining	61,636	—	—	61,636
Total Preferred Stocks	170,708	32,534	—	203,242
Total Rights*	120	—	—	120
Short-Term Investments
Mutual Fund	50,615,728	—	—	50,615,728
Repurchase Agreement	—	351,198,387	—	351,198,387
Total Short-Term Investments	50,615,728	351,198,387	—	401,814,115
Total Investments	$366,390,990	$707,409,446	$—	$1,073,800,436

Collateral for Securities Loaned (Liability)	$—	$(50,615,728)	$—	$(50,615,728)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$819,526	$—	$819,526
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(936,015)	—	(936,015)
Total Forward Contracts	$—	$(116,489)	$—	$(116,489)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,645,163	$—	$—	$1,645,163
Futures Contracts (Unrealized Depreciation)	(5,266,371)	—	—	(5,266,371)
Total Futures Contracts	$(3,621,208)	$—	$—	$(3,621,208)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(1,297,137)	$—	$(1,297,137)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$171,116	$—	$171,116
OTC Swap Contracts at Value (Liabilities)	—	(574,789)	—	(574,789)
Total OTC Swap Contracts	$—	$(403,673)	$—	$(403,673)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $141,671 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $103,462 were due to the application of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2015

Assets
Investments at value (a) (b)	$722,602,049
Repurchase Agreement	351,198,387
Cash	12,985
Cash denominated in foreign currencies (c)	1,208,901
Cash collateral (d)	34,346,135
OTC swap contracts at market value	171,116
Unrealized appreciation on forward foreign currency exchange contracts	819,526
Receivable for:
Investments sold	6,021,644
Fund shares sold	409,926
Dividends and interest	3,352,867

Total Assets	1,120,143,536
Liabilities
OTC swap contracts at market value	574,789
Unrealized depreciation on forward foreign currency exchange contracts	936,015
Collateral for securities loaned	50,615,728
Payables for:
Investments purchased	6,243,524
Open OTC swap contracts cash collateral	690,000
Fund shares redeemed	237,106
Foreign taxes	3,435
Variation margin on futures contracts	577,333
Variation margin on centrally cleared swap contracts	285,164
Interest on OTC swap contracts	24,260
Accrued expenses:
Management fees	560,710
Distribution and service fees	218,802
Deferred trustees’ fees	51,044
Other expenses	353,275

Total Liabilities	61,371,185

Net Assets	$1,058,772,351

Net assets consist of:
Paid in surplus	$1,005,815,492
Undistributed net investment income	5,416,460
Accumulated net realized gain	31,095,031
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions (e)	16,445,368

Net Assets	$1,058,772,351

Net Assets
Class B	$1,058,772,351
Capital Shares Outstanding*
Class B	92,066,587
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $700,696,640.
(b)	Includes securities loaned at value of $50,678,598.
(c)	Identified cost of cash denominated in foreign currencies was $1,287,327.
(d)	Includes collateral of $16,823,226 for futures contracts, $690,000 for OTC swap contracts and $16,832,909 for centrally cleared swap contracts.
(e)	Includes foreign capital gains tax of $3,435

Consolidated§ Statement of Operations

Six Months Ended June 30, 2015

Investment Income
Dividends (a)	$6,066,261
Interest	4,073,934
Securities lending income	218,842

Total investment income	10,359,037
Expenses
Management fees	3,283,203
Administration fees	35,620
Custodian and accounting fees	250,063
Distribution and service fees—Class B	1,279,882
Audit and tax services	41,869
Legal	17,271
Trustees’ fees and expenses	19,698
Shareholder reporting	31,641
Insurance	2,805
Miscellaneous	23,338

Total expenses	4,985,390

Net Investment Income	5,373,647

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments (b)	20,208,681
Futures contracts	7,447,922
Swap contracts	5,592,767
Foreign currency transactions	1,984,628

Net realized gain	35,233,998

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(21,773,117)
Futures contracts	(4,564,743)
Swap contracts	(5,441,496)
Foreign currency transactions	31,389

Net change in unrealized depreciation	(31,747,967)

Net realized and unrealized gain	3,486,031

Net Increase in Net Assets From Operations	$8,859,678

(a)	Net of foreign withholding taxes of $295,928.
(b)	Net of foreign capital gains tax of $5,075.
(c)	Includes change in foreign capital gains tax of $4,708.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,373,647	$11,744,197
Net realized gain	35,233,998	35,066,890
Net change in unrealized appreciation (depreciation)	(31,747,967)	19,709,325

Increase in net assets from operations	8,859,678	66,520,412

From Distributions to Shareholders
Net investment income
Class B	(10,565,679)	(11,797,788)
Net realized capital gains
Class B	(31,697,038)	(32,257,243)

Total distributions	(42,262,717)	(44,055,031)

Increase in net assets from capital share transactions	135,731,596	110,319,726

Total increase in net assets	102,328,557	132,785,107

Net Assets
Beginning of period	956,443,794	823,658,687

End of period	$1,058,772,351	$956,443,794

Undistributed net investment income
End of period	$5,416,460	$10,608,492

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	9,304,231	$113,906,915	10,163,463	$118,160,917
Reinvestments	3,640,200	42,262,717	3,944,049	44,055,031
Redemptions	(1,680,509)	(20,438,036)	(4,463,590)	(51,896,222)

Net increase	11,263,922	$135,731,596	9,643,922	$110,319,726

Increase derived from capital shares transactions		$135,731,596		$110,319,726

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2015		Year Ended December 31,
			2014	2013		2012(a)
Net Asset Value, Beginning of Period	$11.84		$11.57	$10.55		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.06		0.15	0.12		0.14
Net realized and unrealized gain on investments	0.08		0.71	0.94		0.67

Total from investment operations	0.14		0.86	1.06		0.81

Less Distributions
Distributions from net investment income	(0.12)		(0.16)	(0.00	)(c)	(0.08)
Distributions from net realized capital gains	(0.36)		(0.43)	(0.04)		(0.18)

Total distributions	(0.48)		(0.59)	(0.04)		(0.26)

Net Asset Value, End of Period	$11.50		$11.84	$11.57		$10.55

Total Return (%) (d)	1.14	(e)	7.74	10.11	(f)	8.06	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(g)	0.99	1.02		1.24	(g)
Net ratio of expenses to average net assets (%)	0.97	(g)	0.99	1.02	(h)	1.10	(g)(h)
Ratio of net investment income to average net assets (%)	1.05	(g)	1.30	1.10		1.96	(g)
Portfolio turnover rate (%)	30	(e)	85	94		132	(e)
Net assets, end of period (in millions)	$1,058.8		$956.4	$823.7		$335.3

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 10.02% for Class B.
(g)	Computed on an annualized basis.
(h)	Includes the effects of expenses reimbursed by the Adviser.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2015	% of Total Assets at June 30, 2015
Schroders Global Multi-Asset Portfolio, Ltd.	4/23/2012	$10,690	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the consolidated financial statements were issued.

MIST-29

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-30

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MIST-31

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

to foreign currency transactions, futures transactions, premium amortization adjustments, swap transactions, real estate investment trusts (REIT), passive foreign investment companies (PFICs) and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $351,198,387, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

MIST-32

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

MIST-33

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is

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Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a)*	$1,297,137
	Unrealized appreciation on futures contracts** (a)	$884,018	Unrealized depreciation on futures contracts** (a)	662,791
Equity	OTC swap contracts at market value (b)	171,116	OTC swap contracts at market value (b)	574,789
	Unrealized appreciation on futures contracts** (a)	761,145	Unrealized depreciation on futures contracts** (a)	4,603,580
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	819,526	Unrealized depreciation on forward foreign currency exchange contracts	936,015

Total		$2,635,805		$8,074,312

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest payable of $24,260.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2015.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$65,063	$(65,063)	$—	$—
Goldman Sachs & Co.	11,360	—	—	11,360
HSBC Bank plc	352,776	(73,135)	—	279,641
State Street Bank and Trust	390,327	(61,297)	—	329,030
UBS AG	171,116	(171,116)	—	—

	$990,642	$(370,611)	$—	$620,031

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2015.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas S.A.	$99,114	$(65,063)	$—	$34,051
Deutsche Bank AG	155,085	—	—	155,085
HSBC Bank plc	73,135	(73,135)	—	—
Northern Trust Co.	7,168	—	—	7,168
Royal Bank of Canada	269,761	—	—	269,761
Standard Chartered Bank	270,455	—	—	270,455
State Street Bank and Trust	61,297	(61,297)	—	—
UBS AG	574,789	(171,116)	(403,673)	—

	$1,510,804	$(370,611)	$(403,673)	$736,520

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$1,697,477	$1,697,477
Futures contracts	(161,562)	7,609,484	—	7,447,922
Swap contracts	3,160,502	2,432,265	—	5,592,767

	$2,998,940	$10,041,749	$1,697,477	$14,738,166

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(36,779)	$(36,779)
Futures contracts	(1,669,074)	(2,895,669)	—	(4,564,743)
Swap contracts	(5,037,823)	(403,673)	—	(5,441,496)

	$(6,706,897)	$(3,299,342)	$(36,779)	$(10,043,018)

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$223,385,363
Futures contracts long	90,319,286
Futures contracts short	(42,059,796)
Swap contracts	306,537,547

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$17,554,613	$196,419,379	$24,208,428	$267,151,015

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$3,283,203	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Schroder Investment Management North America Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2015—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$32,481,252	$1,338,595	$11,573,779	$764,911	$44,055,031	$2,103,506

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$25,696,353	$16,253,430	$44,452,270	$—	$86,402,053

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schroder’s Global Multi-Asset Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Schroders Global Multi-Asset Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of June 30, 2015, and the related consolidated statement of operations for the six months then ended, the consolidated statement of changes in net assets for the six months then ended and the year ended December 31, 2014, and the consolidated financial highlights for the six months then ended, for each of the two years in the period ended December 31, 2014, and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Schroders Global Multi-Asset Portfolio and subsidiary of Met Investors Series Trust as of June 30, 2015, the results of their operations for the six months then ended, the changes in their net assets for the six months then ended and the year ended December 31, 2014, and the consolidated financial highlights for the six months then ended, for each of the two years in the period ended December 31, 2014, and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 26, 2015

MIST-40

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed by State Street Global Advisors

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the SSGA Growth and Income ETF Portfolio returned 1.42%, 1.33%, and 1.35%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 2.66%.

MARKET ENVIRONMENT / CONDITIONS

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (the “ECB”). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (the “BoC”) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. The BoC’s cut was widely viewed as insurance against economic risks, which include risks to inflation, growth and financial stability. Weak oil prices also played a significant role in the BoC’s decision to cut rates. On January 22nd, the ECB announced a larger than expected Quantitative Easing (“QE”) program scheduled to begin in March and set to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” The Eurostoxx Index had its strongest monthly performance since June of 2012. By the end of January, Denmark, Singapore, India and Turkey also eased policy by cutting interest rates while Brazil hiked rates.

On January 29th, the Federal Reserve (the “Fed”) released their policy statement saying, “The Committee continues to see the risks to the outlook for economic activity and the labor market as nearly balanced. Inflation is anticipated to decline further in the near term, but the Committee expects inflation to rise gradually toward 2 percent over the medium term as the labor market improves further and the transitory effects of lower energy prices and other factors dissipate.” However, in a nod to international events, the Fed did note that they are watching developments for potential impact on the U.S. economy. Fourth quarter GDP came in a tad weaker than expected at 2.6% versus a consensus estimate of 3.0%, but personal consumption ticked up a bit as one might expect with gasoline below $2/gallon in many parts of the country. The Chicago Purchasing Managers Index improved to 59.4, well above the 50.0 line which delineates expansion from contraction. For the month, the DXY Index (an index that weights the dollar relative to a basket of international currencies) was up 5% and many companies cited the stronger dollar as a cause of weaker earnings.

After a turbulent January for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated. After the Royal Bank of Australia cut rates on February 3rd, the remainder of the month was moderately quiet from a central bank standpoint. Data releases in the U.S. remained upbeat for the month, beginning on February 6th, with the release of stronger than expected U.S. Non-Farm Payroll numbers. The positive tone of U.S. economic data pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy is gaining strength and that the Fed may have an opportunity to raise rates in the not too distant future. Drama in Greece began anew as a confrontational language by newly elected Greek Prime Minister Tsipras escalated a war of words surrounding Greek debt and required austerity measures, temporarily sending European equities lower. The Syriza government was elected to power based on promises that they would renegotiate the bailout package and currently negotiated austerity programs. This stance from Greece was starkly at odds with commitments already agreed upon to continue bailout funding, setting up a showdown going into the end of the month. Cooler minds prevailed, however, by month-end and Greece was granted a 4 month extension. The extension gives the Syriza party time to implement required pension and taxation reforms. Further increasing concerns in Europe, Ukrainian violence escalated which spurred new urgency to calm tensions. On February 12th, a cease fire agreement was tentatively agreed to that pushed equity markets higher.

On February 18th, the Fed released minutes from their latest Federal Open Market Committee meeting. At a time when market expectations and Fed rhetoric are already at odds, one might have thought that the Fed would make extra effort to clarify its intentions, but apparently not. The minutes only added to the confusion. Further testimony by Fed Chair Janet Yellen to Congress set the stage for removal of the word “patient” from future Fed statements. The change in the language doesn’t necessarily mean that rate hikes might come in the next couple of meetings, but general consensus seems to be that the first rate hike will be in the 3rd quarter of 2015. 10 year U.S. Treasury interest rates which began the month at 1.64%, traded as high as 2.13% and settled back to 2.01%. The move up in rates was the biggest monthly change in rates since the “Taper Tantrum” in 2013 when rates moved from 1.67% in April of 2013 to 2.12% in May.

Coming in to March, the outlook for global investors appeared to be improving with equity market volatility declining substantially in February. The improvement in mood was supported by anticipation of a larger than initially expected quantitative easing program from the ECB and a late February agreement between the European troika (European Commission, ECB and International Monetary Fund (“IMF”)) and Greece to extend bailout terms for four months. Very quickly into the month, however, fresh news came into the markets

MIST-1

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed by State Street Global Advisors

Portfolio Manager Commentary*—(Continued)

that raised uncertainties anew. On March 1st, China eased administered rates, and maybe more consequentially, lowered its GDP forecast for 2015 to “about” 7%. The word “about” became key as it allows some wiggle room in case that the economy doesn’t grow at a pace officially targeted by the Chinese Government. Emerging market equites, commodities and indeed global equities traded lower on the news. Then under the category of good news may be bad news, the Bureau of Labor Statistics reported better than expected employment numbers which potentially increased the likelihood that the Fed will increase rates sooner rather than later. Gold sold off of the labor numbers as did U.S. equities. However, the rout was short lived as news broke that the Fed will allow several large Wall Street banks to initiate or raise their dividends and U.S. equities rallied.

On March 5th, the ECB announced that their bond buying would begin on March 9th and almost immediately, yields on German 10 year Bunds fell from 0.39% to 0.21% as U.S. 10 year bonds yields rose to 2.24% which was the high for the month. 10 year German Bunds would go on to close out the month of March at 0.18% and would trade at a spread to U.S. 10 years of 190 basis points which is the widest spread in the last 25 years. As for the U.S., as widely expected on March 18th, the Fed removed the word “patient” from their post-meeting statement, setting the stage for a hike in rates but the Fed was also very careful to say that a lack of “patience” doesn’t mean that a rate hike is imminent. The equity market rallied on the news that a rate hike was not in the near future while the bond market was relatively flat. Consensus now has it that September will be the first hike and that there will potentially be another hike in December, but the Fed was very clear to point out that the decision is data dependent. Fed Vice Chair Fisher laid out the 3 keys for a rate hike: 1) headline inflation needs to be positive; 2) Core inflation needs to be moving towards 2%; and 3) real wages should be accelerating from the low levels of the past few years. As the later disappointing U.S. data rolled in, U.S. 10 year bond yields slowly ground lower to end the month at 1.92%. In an interesting twist, as U.S. data gets less rosy, European economic data seems to be getting better. On March 25th, the Euro strengthened relative to other currencies as reports come out of Europe showing that German business confidence is up and the ECB banned Greek banks from increasing holdings of Greek short term debt. As we closed out the month, Saudi Arabia sent airstrikes into Yemen to fight Iranian backed insurgents. In an odd twist, the U.S. is backing the fighting against the Iranians in Yemen, yet more or less openly fighting alongside them in Iraq while negotiating a nuclear deal in Switzerland. As word of the fighting in Yemen broke out, oil had its biggest up day since 2009 and gold jumped 1.9%.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. U.S. yields also moved sharply higher at the end of the month.

Global markets entered the month of May digesting an initial U.S. first quarter 2015 GDP report released on April 29th showing a much lower than expected 0.2% annualized rate of growth, which was then further revised at month end to an actual contraction of 0.7%. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April. U.S. 10 year Treasury yields rose 26 basis points to 2.29% before reverting and finishing the month just 9 basis points higher than where they began the month. After falling for the first time in ten months in April, the U.S. Dollar resumed its assent, though finished the month below the highs reached in March.

Markets in June were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika to extend an existing bailout agreement came to an impasse. Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Near the end of the month, a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government on Friday evening June 26th to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds. Unsurprisingly, equity markets on June 29th reacted negatively to the uncertainty created by the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

The end of June 2015 marks exactly nine years since the market last digested a rate increase by the Fed. The current expectation is that the post financial crisis status quo is about to change; projections of Fed Board members and the market’s futures pricing suggest a rate increase is quite possible within the next six months. Economic data that appears to have strengthened since a lackluster first quarter of 2015 are consistent with the Fed moving forward with a well telegraphed narrative that policy normalization will begin soon. Measures of inflation such as the personal consumption expenditures deflator, on the other hand, have continued to surprise to the downside and would point to the Fed waiting longer. On June 17th the Fed provided an update of the ‘dot’ plot indicating where members of the Fed Board anticipate the Federal Funds rate to be looking forward. As was true from the prior March dot plot, the median response of members was that there would likely be two interest rate

MIST-2

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed by State Street Global Advisors

Portfolio Manager Commentary*—(Continued)

increases by the end of 2015, still higher than the market expectation priced in the futures markets. Looking forward in the dot plots, however, the expected level of rates moved lower for the end of 2016 and 2017 – suggesting that while the Fed may be eager to lift short term interest rates from zero they are in no rush to aggressively tighten financial conditions.

Global equity markets were broadly positive for the first half of 2015. The S&P 500 Index was up 1.23%, the Russell 2000 Index was up 4.75%, the MSCI World ex-U.S. Index was up 4.34% and the MSCI Emerging Markets Index was up 2.95%. In the fixed income space, the Barclays U.S. Aggregate Bond Index was down -0.10% and the Barclays Very Liquid High Yield Index was up 2.23%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the first half of 2015, our quantitative models designed to forecast market risks fluctuated around the upper ranges of risk aversion, recommending a more cautious approach to risk allocations within the Portfolio. Given these conditions and deteriorating return expectations for equities in our asset class models, we spent much of the period adjusting positions to create a better balance between growth and more defensive assets. With many markets delivering mid to low single digit returns, aggregate returns of the Portfolio were modest. Overall, the Portfolio delivered a 1.42% return for the first half. This resulted in the Portfolio modestly lagging its custom SSGA composite benchmark with a return of 1.68%.

Global markets remained choppy for much of the period, creating a difficult environment across equity markets. An increase in interest rate volatility also proved challenging. With the U.S. interest rate curve steepening throughout the much of the period, the Portfolio’s overweight to long duration fixed income contributed the largest portion of negative return to the Portfolio. In equities, the strong rally in emerging markets to start the second quarter was a reversal of the longer term trend of underperformance vis-à-vis developed markets. With the Portfolio positioned to capitalize on developed market strength, this counter trend move proved harmful.

The largest contributor to positive performance came from the decision to seek hedged exposure to Japanese equities, which were up nearly 20% of the Portfolio’s holding period. Our sector rotation positioning broadly added value, with strong results in particular coming from an allocation to health care stocks. A modest benefit was also realized through timely trading from international real estate investment trusts and from an underweight to inflation protected bonds.

Looking ahead, we anticipate that global growth will continue to proceed at a modest pace led by the United States. Europe shows the most potential to contribute more to global growth given the initiation of aggressive policy support from the ECB in March of this year. As the Fed contemplates a “lift-off” in rates, policy divergence will continue to play an important role in relative return outcomes both on a local and currency adjusted basis. In our tactical portfolios we are currently neutral between growth oriented and defensive assets as recent increases in currency volatility and geopolitical uncertainty led us to reign in our growth assets overweight early in 2015. Within equities we favor non-U.S. developed markets over their U.S. counterparts on relative policy support and more attractive valuations. We continue to underweight emerging market equities on the slowdown in relative growth rates of emerging market economies compared to developed markets and an unfavorable currency outlook as the Fed positions to raise rates in the coming three to nine months. Within fixed income we are expecting the government yield curve in the U.S. to flatten as the Fed begins to tighten monetary policy. We expect the long end of the curve will remain well anchored, however, as long run growth and inflation expectations remain tepid and following an aggressive spike in long rates in the spring of this year that appears to have run its course for now. Our outlook for credit is cautiously optimistic on a still near record low default rate in high yield bonds and a still very accommodative policy backdrop.

Dan Farley

Mike Martel

Tim Furbush

Portfolio Managers

State Street Global Advisors

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	Since Inception[2]
SSGA Growth and Income ETF Portfolio
Class A	1.42	1.82	10.20	5.73
Class B	1.33	1.57	9.93	5.83
Class E	1.35	1.67	10.05	5.59
MSCI ACWI (All Country World Index)	2.66	0.71	11.93	5.78

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2006, 10/3/2005 and 5/1/2006, respectively. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	21.9
Vanguard Total Bond Market ETF	14.2
SPDR Barclays High Yield Bond ETF	14.0
iShares MSCI EAFE ETF	12.4
Vanguard REIT ETF	3.9
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.5
WisdomTree Europe Hedged Equity Fund	3.0
WisdomTree Japan Hedged Equity Fund	2.9
Consumer Discretionary Select Sector SPDR Fund	2.1
iShares TIPS Bond ETF	2.0

MIST-4

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.31%	$1,000.00	$1,014.20	$1.55
	Hypothetical*	0.31%	$1,000.00	$1,023.26	$1.56

Class B(a)	Actual	0.56%	$1,000.00	$1,013.30	$2.80
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class E(a)	Actual	0.46%	$1,000.00	$1,013.50	$2.30
	Hypothetical*	0.46%	$1,000.00	$1,022.51	$2.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-5

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—94.9% of Net Assets

Security Description	Shares	Value

Investment Company Securities—94.9%
Consumer Discretionary Select Sector SPDR Fund (a) (b)	771,833	$59,029,788
Health Care Select Sector SPDR Fund (a) (b)	782,046	58,176,402
iShares 20+ Year Treasury Bond ETF (a)	492,461	57,844,469
iShares Core MSCI Emerging Markets ETF (a)	1,149,216	55,208,337
iShares Core S&P Small-Cap ETF (a)	253,042	29,828,591
iShares iBoxx $ Investment Grade Corporate Bond ETF	874,389	101,184,295
iShares MSCI Canada ETF (a)	1,374,624	36,661,222
iShares MSCI EAFE ETF (a)	5,557,148	352,823,326
iShares TIPS Bond ETF (a)	519,818	58,245,607
SPDR Barclays High Yield Bond ETF (a) (b)	10,438,538	401,153,015
SPDR Dow Jones International Real Estate ETF (a) (b)	993,458	41,586,152
SPDR S&P 500 ETF Trust (a) (b)	3,039,822	625,747,359
SPDR S&P International Small Cap ETF (b)	1,908,091	58,234,937
SPDR S&P MidCap 400 ETF Trust (a) (b)	106,502	29,096,346
Technology Select Sector SPDR Fund (a) (b)	1,395,352	57,767,573
Vanguard REIT ETF (a)	1,501,141	112,120,221
Vanguard Total Bond Market ETF	4,981,054	404,760,448
WisdomTree Europe Hedged Equity Fund (a)	1,384,806	85,290,202
WisdomTree Japan Hedged Equity Fund	1,466,163	83,864,524

Total Mutual Funds (Cost $2,533,916,836)		2,708,622,814

Short-Term Investments—28.3%

Mutual Funds—28.3%
AIM STIT-STIC Prime Portfolio	137,210,169	137,210,169
State Street Navigator Securities Lending MET Portfolio (b) (c)	671,474,988	671,474,988

Total Short-Term Investments (Cost $808,685,157)		808,685,157

Total Investments—123.2% (Cost $3,342,601,993) (d)		3,517,307,971
Other assets and liabilities (net)—(23.2)%		(661,942,447)

Net Assets—100.0%		$2,855,365,524

(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $793,314,691 and the collateral received consisted of cash in the amount of $671,474,988 and non-cash collateral with a value of $138,522,523. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $3,342,601,993. The aggregate unrealized appreciation and depreciation of investments were $224,601,835 and $(49,895,857), respectively, resulting in net unrealized appreciation of $174,705,978.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,708,622,814	$—	$—	$2,708,622,814
Total Short-Term Investments*	808,685,157	—	—	808,685,157
Total Investments	$3,517,307,971	$—	$—	$3,517,307,971

Collateral for securities loaned (Liability)	$—	$(671,474,988)	$—	$(671,474,988)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,515,041,411
Affiliated investments at value (c) (d)	2,002,266,560
Receivable for:
Fund shares sold	697,837
Dividends and interest	11,963,725

Total Assets	3,529,969,533
Liabilities
Collateral for securities loaned	671,474,988
Payables for:
Fund shares redeemed	1,610,105
Accrued expenses:
Management fees	727,413
Distribution and service fees	589,097
Administration fees	9,161
Custodian and accounting fees	13,138
Deferred trustees’ fees	76,247
Other expenses	103,860

Total Liabilities	674,604,009

Net Assets	$2,855,365,524

Net assets consist of:
Paid in surplus	$2,550,367,843
Undistributed net investment income	29,024,535
Accumulated net realized gain	101,267,168
Unrealized appreciation on investments and affiliated investments	174,705,978

Net Assets	$2,855,365,524

Net Assets
Class A	$28,147,697
Class B	2,815,929,954
Class E	11,287,873
Capital Shares Outstanding*
Class A	2,389,429
Class B	240,444,480
Class E	961,776
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.78
Class B	11.71
Class E	11.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,513,148,129.
(b)	Includes securities loaned at value of $196,865,711.
(c)	Identified cost of affiliated investments was $1,829,453,864.
(d)	Includes securities loaned at value of $596,448,980.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$17,649,043
Dividends from affiliated investments	16,884,839
Interest	103,632
Securities lending income from affiliated investments	1,150,087

Total investment income	35,787,601
Expenses
Management fees	4,472,013
Administration fees	11,024
Custodian and accounting fees	15,489
Distribution and service fees—Class B	3,614,648
Distribution and service fees—Class E	8,913
Audit and tax services	18,857
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	38,972
Insurance	9,604
Miscellaneous	12,524

Total expenses	8,236,034

Net Investment Income	27,551,567

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	24,468,335
Affiliated investments	86,816,576

Net realized gain	111,284,911

Net change in unrealized depreciation on:
Investments	(29,405,214)
Affiliated investments	(69,661,416)

Net change in unrealized depreciation	(99,066,630)

Net realized and unrealized gain	12,218,281

Net Increase in Net Assets From Operations	$39,769,848

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,551,567	$65,268,334
Net realized gain	111,284,911	164,047,917
Net change in unrealized depreciation	(99,066,630)	(57,734,308)

Increase in net assets from operations	39,769,848	171,581,943

From Distributions to Shareholders
Net investment income
Class A	(709,365)	(682,050)
Class B	(64,559,466)	(66,328,760)
Class E	(274,098)	(281,232)
Net realized capital gains
Class A	(1,552,696)	(1,619,345)
Class B	(157,391,527)	(175,216,589)
Class E	(639,561)	(709,033)

Total distributions	(225,126,713)	(244,837,009)

Increase (decrease) in net assets from capital share transactions	91,560,707	(24,532,803)

Total decrease in net assets	(93,796,158)	(97,787,869)

Net Assets
Beginning of period	2,949,161,682	3,046,949,551

End of period	$2,855,365,524	$2,949,161,682

Undistributed net investment income
End of period	$29,024,535	$67,015,897

Other Information:
Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	187,679	$2,426,697	399,964	$5,051,526
Reinvestments	189,929	2,262,061	191,783	2,301,395
Redemptions	(236,428)	(3,037,850)	(507,018)	(6,432,754)

Net increase	141,180	$1,650,908	84,729	$920,167

Class B
Sales	2,302,243	$29,398,350	5,798,284	$72,534,933
Reinvestments	18,745,861	221,950,993	20,229,929	241,545,349
Redemptions	(12,656,464)	(161,437,469)	(27,089,439)	(339,671,937)

Net increase (decrease)	8,391,640	$89,911,874	(1,061,226)	$(25,591,655)

Class E
Sales	56,348	$722,973	121,530	$1,524,458
Reinvestments	77,037	913,659	82,798	990,265
Redemptions	(128,678)	(1,638,707)	(189,008)	(2,376,038)

Net increase	4,707	$(2,075)	15,320	$138,685

Increase (decrease) derived from capital shares transactions		$91,560,707		$(24,532,803)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.62		$12.98	$12.08	$11.21	$11.48	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.31	0.31	0.34	0.34	0.39
Net realized and unrealized gain (loss) on investments	0.05		0.43	1.22	1.09	(0.17)	0.90

Total from investment operations	0.19		0.74	1.53	1.43	0.17	1.29

Less Distributions
Distributions from net investment income	(0.32)		(0.33)	(0.34)	(0.30)	(0.22)	(0.15)
Distributions from net realized capital gains	(0.71)		(0.77)	(0.29)	(0.26)	(0.22)	(0.00	)(b)

Total distributions	(1.03)		(1.10)	(0.63)	(0.56)	(0.44)	(0.15)

Net Asset Value, End of Period	$11.78		$12.62	$12.98	$12.08	$11.21	$11.48

Total Return (%) (c)	1.42	(d)	6.14	13.22	13.11	1.28	12.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.31	(f)	0.31	0.31	0.32	0.32	0.33
Net ratio of expenses to average net assets (%) (e)	0.31	(f)	0.31	0.31	0.32	0.32	0.33	(g)
Ratio of net investment income to average net assets (%) (h)	2.15	(f)	2.45	2.52	2.96	3.01	3.64
Portfolio turnover rate (%)	21	(d)	55	47	39	36	33
Net assets, end of period (in millions)	$28.1		$28.4	$28.1	$21.1	$15.5	$11.3

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.53		$12.90	$12.01	$11.15	$11.43	$10.32

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.27	0.27	0.30	0.31	0.37
Net realized and unrealized gain (loss) on investments	0.06		0.42	1.22	1.10	(0.17)	0.88

Total from investment operations	0.18		0.69	1.49	1.40	0.14	1.25

Less Distributions
Distributions from net investment income	(0.29)		(0.29)	(0.31)	(0.28)	(0.20)	(0.14)
Distributions from net realized capital gains	(0.71)		(0.77)	(0.29)	(0.26)	(0.22)	(0.00	)(b)

Total distributions	(1.00)		(1.06)	(0.60)	(0.54)	(0.42)	(0.14)

Net Asset Value, End of Period	$11.71		$12.53	$12.90	$12.01	$11.15	$11.43

Total Return (%) (c)	1.33	(d)	5.81	12.93	12.85	1.06	12.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.56	(f)	0.56	0.56	0.57	0.57	0.58
Net ratio of expenses to average net assets (%) (e)	0.56	(f)	0.56	0.56	0.57	0.57	0.58	(g)
Ratio of net investment income to average net assets (%) (h)	1.88	(f)	2.17	2.21	2.64	2.79	3.49
Portfolio turnover rate (%)	21	(d)	55	47	39	36	33
Net assets, end of period (in millions)	$2,815.9		$2,908.8	$3,006.7	$2,879.1	$2,600.5	$1,926.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.57		$12.93	$12.03	$11.17	$11.44	$10.32

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.28	0.29	0.32	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.06		0.44	1.23	1.09	(0.17)	0.91

Total from investment operations	0.18		0.72	1.52	1.41	0.15	1.26

Less Distributions
Distributions from net investment income	(0.30)		(0.31)	(0.33)	(0.29)	(0.20)	(0.14)
Distributions from net realized capital gains	(0.71)		(0.77)	(0.29)	(0.26)	(0.22)	(0.00	)(b)

Total distributions	(1.01)		(1.08)	(0.62)	(0.55)	(0.42)	(0.14)

Net Asset Value, End of Period	$11.74		$12.57	$12.93	$12.03	$11.17	$11.44

Total Return (%) (c)	1.35	(d)	6.00	13.11	12.91	1.17	12.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.46	(f)	0.46	0.46	0.47	0.47	0.48
Net ratio of expenses to average net assets (%) (e)	0.46	(f)	0.46	0.46	0.47	0.47	0.48	(g)
Ratio of net investment income to average net assets (%) (h)	1.95	(f)	2.26	2.34	2.76	2.85	3.35
Portfolio turnover rate (%)	21	(d)	55	47	39	36	33
Net assets, end of period (in millions)	$11.3		$12.0	$12.2	$10.9	$9.1	$7.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-12

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”), as the lending agent. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSGA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSGA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one or more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-13

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$574,258,800	$0	$699,915,450

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$4,472,013	0.330%	First $500 million
	0.300%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2015 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
Consumer Discretionary Select Sector SPDR Fund	—	771,833	—	771,833
Financial Select Sector SPDR Fund	2,458,962	—	(2,458,962)	—
Health Care Select Sector SPDR Fund	838,511	—	(56,465)	782,046
SPDR Barclays High Yield Bond ETF	7,658,442	2,878,432	(98,336)	10,438,538
SPDR Dow Jones International Real Estate ETF	1,419,960	—	(426,502)	993,458
SPDR Gold Shares	268,484	—	(268,484)	—
SPDR S&P 500 ETF Trust	4,236,323	—	(1,196,501)	3,039,822
SPDR S&P International Small Cap ETF	1,892,196	266,114	(250,219)	1,908,091
SPDR S&P MidCap 400 ETF Trust	113,342	—	(6,840)	106,502
State Street Navigator Securities Lending MET Portfolio	674,829,885	3,887,187,985	(3,890,542,882)	671,474,988
Technology Select Sector SPDR Fund	1,460,237	—	(64,885)	1,395,352

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2015
Consumer Discretionary Select Sector SPDR Fund	$—	$—	$190,635	$59,029,788
Financial Select Sector SPDR Fund	489,947	—	223,077	—
Health Care Select Sector SPDR Fund	798,259	—	379,222	58,176,402
SPDR Barclays High Yield Bond ETF	(85,159)	—	8,016,589	401,153,015
SPDR Dow Jones International Real Estate ETF	1,145,190	—	692,625	41,586,152
SPDR Gold Shares	(6,391,595)	—	—	—
SPDR S&P 500 ETF Trust	90,425,337	—	6,578,952	625,747,359
SPDR S&P International Small Cap ETF	(370,788)	—	124,661	58,234,937
SPDR S&P MidCap 400 ETF Trust	382,417	—	167,933	29,096,346
State Street Navigator Securities Lending MET Portfolio	—	—	1,150,087	671,474,988
Technology Select Sector SPDR Fund	422,968	—	511,145	57,767,573

	$86,816,576	$—	$18,034,926	$2,002,266,560

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$72,797,312	$84,641,783	$172,039,697	$60,445,153	$244,837,009	$145,086,936

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$89,896,771	$136,105,844	$264,419,356	$—	$490,421,971

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

MIST-15

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed by State Street Global Advisors

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the SSGA Growth ETF Portfolio returned 2.10%, 2.02%, and 2.10%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 2.66%.

MARKET ENVIRONMENT / CONDITIONS

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (the “ECB”). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (the “BoC”) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. The BoC’s cut was widely viewed as insurance against economic risks, which include risks to inflation, growth and financial stability. Weak oil prices also played a significant role in the BoC’s decision to cut rates. On January 22nd, The ECB announced a larger than expected Quantitative Easing (“QE”) program scheduled to begin in March and set to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” The Eurostoxx Index had its strongest monthly performance since June of 2012. By the end of January, Denmark, Singapore, India and Turkey also eased policy by cutting interest rates while Brazil hiked rates.

On January 29th, the Federal Reserve (the “Fed”) released their policy statement saying, “The Committee continues to see the risks to the outlook for economic activity and the labor market as nearly balanced. Inflation is anticipated to decline further in the near term, but the Committee expects inflation to rise gradually toward 2 percent over the medium term as the labor market improves further and the transitory effects of lower energy prices and other factors dissipate.” However, in a nod to international events, the Fed did note that they are watching developments for potential impact on the US economy. Fourth quarter GDP came in a tad weaker than expected at 2.6% versus a consensus estimate of 3.0%, but personal consumption ticked up a bit as one might expect with gasoline below $2/gallon in many parts of the country. The Chicago Purchasing Managers Index improved to 59.4, well above the 50.0 line which delineates expansion from contraction. For the month, the DXY Index (an index that weights the dollar relative to a basket of international currencies) was up 5% and many companies cited the stronger dollar as a cause of weaker earnings.

After a turbulent January for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated. After the Royal Bank of Australia cut rates on February 3rd, the remainder of the month was moderately quiet from a central bank standpoint. Data releases in the U.S. remained upbeat for the month, beginning on February 6th, with the release of stronger than expected U.S. Non-Farm Payroll numbers. The positive tone of U.S. economic data pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy is gaining strength and that the Fed may have an opportunity to raise rates in the not too distant future. Drama in Greece began anew as a confrontational language by newly elected Greek Prime Minister Tsipras escalated a war of words surrounding Greek debt and required austerity measures, temporarily sending European equities lower. The Syriza government was elected to power based on promises that they would renegotiate the bailout package and currently negotiated austerity programs. This stance from Greece was starkly at odds with commitments already agreed upon to continue bailout funding, setting up a showdown going into the end of the month. Cooler minds prevailed, however, by month-end and Greece was granted a 4 month extension. The extension gives the Syriza party time to implement required pension and taxation reforms. Further increasing concerns in Europe, Ukrainian violence escalated which spurred new urgency to calm tensions. On February 12th, a cease fire agreement was tentatively agreed to that pushed equity markets higher.

On February 18th, the Fed released minutes from their latest Federal Open Market Committee meeting. At a time when market expectations and Fed rhetoric are already at odds, one might have thought that the Fed would make extra effort to clarify its intentions, but apparently not. The minutes only added to the confusion. Further testimony by Fed Chair Janet Yellen to Congress set the stage for removal of the word “patient” from future Fed statements. The change in the language doesn’t necessarily mean that rate hikes might come in the next couple of meetings, but general consensus seems to be that the first rate hike will be in the 3rd quarter of 2015. 10 year U.S. Treasury interest rates which began the month at 1.64%, traded as high as 2.13% and settled back to 2.01%. The move up in rates was the biggest monthly change in rates since the “Taper Tantrum” in 2013 when rates moved from 1.67% in April of 2013 to 2.12% in May.

Coming in to March, the outlook for global investors appeared to be improving with equity market volatility declining substantially in February. The improvement in mood was supported by anticipation of a larger than initially expected quantitative easing program from the ECB and a late February agreement between the European troika (European Commission, ECB and International Monetary Fund (“IMF”)) and Greece to extend bailout terms for four months. Very quickly into the month, however, fresh news came into the markets

MIST-1

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed by State Street Global Advisors

Portfolio Manager Commentary*—(Continued)

that raised uncertainties anew. On March 1st, China eased administered rates, and maybe more consequentially, lowered its GDP forecast for 2015 to “about” 7%. The word “about” became key as it allows some wiggle room in case that the economy doesn’t grow at a pace officially targeted by the Chinese Government. Emerging market equites, commodities and indeed global equities traded lower on the news. Then under the category of good news may be bad news, the Bureau of Labor Statistics reported better than expected employment numbers which potentially increased the likelihood that the Fed will increase rates sooner rather than later. Gold sold off of the labor numbers as did U.S. equities. However, the rout was short lived as news broke that the Fed will allow several large Wall Street banks to initiate or raise their dividends and U.S. equities rallied.

On March 5th, the ECB announced that their bond buying would begin on March 9th and almost immediately, yields on German 10 year Bunds fell from 0.39% to 0.21% as U.S. 10 year bonds yields rose to 2.24% which was the high for the month. 10 year German Bunds would go on to close out the month of March at 0.18% and would trade at a spread to US 10 years of 190 basis points which is the widest spread in the last 25 years. As for the U.S., as widely expected on March 18th, the Fed removed the word “patient” from their post-meeting statement, setting the stage for a hike in rates but the Fed was also very careful to say that a lack of “patience” doesn’t mean that a rate hike is imminent. The equity market rallied on the news that a rate hike was not in the near future while the bond market was relatively flat. Consensus now has it that September will be the first hike and that there will potentially be another hike in December, but the Fed was very clear to point out that the decision is data dependent. Fed Vice Chair Fisher laid out the 3 keys for a rate hike: 1) headline inflation needs to be positive; 2) Core inflation needs to be moving towards 2%; and 3) real wages should be accelerating from the low levels of the past few years. As the later disappointing U.S. data rolled in, U.S. 10 year bond yields slowly ground lower to end the month at 1.92%. In an interesting twist, as U.S. data gets less rosy, European economic data seems to be getting better. On March 25th, the Euro strengthened relative to other currencies as reports come out of Europe showing that German business confidence is up and the ECB banned Greek banks from increasing holdings of Greek short term debt. As we closed out the month, Saudi Arabia sent airstrikes into Yemen to fight Iranian backed insurgents. In an odd twist, the U.S. is backing the fighting against the Iranians in Yemen, yet more or less openly fighting alongside them in Iraq while negotiating a nuclear deal in Switzerland. As word of the fighting in Yemen broke out, oil had its biggest up day since 2009 and gold jumped 1.9%.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. U.S. yields also moved sharply higher at the end of the month.

Global markets entered the month of May digesting an initial U.S. first quarter 2015 GDP report released on April 29th showing a much lower than expected 0.2% annualized rate of growth, which was then further revised at month end to an actual contraction of 0.7%. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April. U.S. 10 year Treasury yields rose 26 basis points to 2.29% before reverting and finishing the month just 9 basis points higher than where they began the month. After falling for the first time in ten months in April, the U.S. Dollar resumed its assent, though finished the month below the highs reached in March.

Markets in June were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika to extend an existing bailout agreement came to an impasse. Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Near the end of the month, a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government on Friday evening June 26th to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds. Unsurprisingly, equity markets on June 29th reacted negatively to the uncertainty created by the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

The end of June 2015 marks exactly nine years since the market last digested a rate increase by the Fed. The current expectation is that the post financial crisis status quo is about to change; projections of Fed Board members and the market’s futures pricing suggest a rate increase is quite possible within the next six months. Economic data that appears to have strengthened since a lackluster first quarter of 2015 are consistent with the Fed moving forward with a well telegraphed narrative that policy normalization will begin soon. Measures of inflation such as the personal consumption expenditures deflator, on the other hand, have continued to surprise to the downside and would point to the Fed waiting longer. On June 17th the Fed provided an update of the ‘dot’ plot indicating where members of the Fed Board anticipate the Federal Funds rate to be looking forward. As was true from the prior March dot plot, the median response of members was that there would likely be two interest rate

MIST-2

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed by State Street Global Advisors

Portfolio Manager Commentary*—(Continued)

increases by the end of 2015, still higher than the market expectation priced in the futures markets. Looking forward in the dot plots, however, the expected level of rates moved lower for the end of 2016 and 2017—suggesting that while the Fed may be eager to lift short term interest rates from zero they are in no rush to aggressively tighten financial conditions.

Global equity markets were broadly positive for the first half of 2015. The S&P 500 Index was up 1.23%, the Russell 2000 Index was up 4.75%, the MSCI World ex-U.S. Index was up 4.34% and the MSCI Emerging Markets Index was up 2.95%. In the fixed income space, the Barclays U.S. Aggregate Bond Index was down -0.10% and the Barclays Very Liquid High Yield Index was up 2.23%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the first half of 2015, our quantitative models designed to forecast market risks fluctuated around the upper ranges of risk aversion, recommending a more cautious approach to risk allocations within the Portfolio. Given these conditions and deteriorating return expectations for equities in our asset class models, we spent much of the period adjusting positions to create a better balance between growth and more defensive assets. With many markets delivering mid to low single digit returns, aggregate returns of the Portfolio were modest. Overall, the Portfolio delivered a 2.10% return for the first half. This resulted in the Portfolio modestly lagging its SSGA custom composite benchmark with a return of 2.33%.

Global markets remained choppy for much of the period, creating a difficult environment across equity markets. An increase in interest rate volatility also proved challenging. With the U.S. interest rate curve steepening throughout the much of the period, the Portfolio’s overweight to long duration fixed income contributed the largest portion of negative return to the Portfolio. In equities, the strong rally in emerging markets to start the second quarter was a reversal of the longer term trend of underperformance vis-à-vis developed markets. With the Portfolio positioned to capitalize on developed market strength, this counter trend move proved harmful.

The largest contributor to positive performance came from the decision to seek hedged exposure to Japanese equities, which were up nearly 20% of the Portfolio’s holding period. Our sector rotation positioning broadly added value, with strong results in particular coming from an allocation to health care stocks. A modest benefit was also realized through timely trading from international real estate investment trusts and from an underweight to inflation protected bonds.

Looking ahead, we anticipate that global growth will continue to proceed at a modest pace led by the United States. Europe shows the most potential to contribute more to global growth given the initiation of aggressive policy support from the ECB in March of this year. As the Fed contemplates a “lift-off” in rates, policy divergence will continue to play an important role in relative return outcomes both on a local and currency adjusted basis. In our tactical portfolios we are currently neutral between growth oriented and defensive assets as recent increases in currency volatility and geopolitical uncertainty led us to reign in our growth assets overweight early in 2015. Within equities we favor non-U.S. developed markets over their U.S. counterparts on relative policy support and more attractive valuations. We continue to underweight emerging market equities on the slowdown in relative growth rates of emerging market economies compared to developed markets and an unfavorable currency outlook as the Fed positions to raise rates in the coming three to nine months. Within fixed income we are expecting the government yield curve in the U.S. to flatten as the Fed begins to tighten monetary policy. We expect the long end of the curve will remain well anchored, however, as long run growth and inflation expectations remain tepid and following an aggressive spike in long rates in the spring of this year that appears to have run its course for now. Our outlook for credit is cautiously optimistic on a still near record low default rate in high yield bonds and a still very accommodative policy backdrop.

Dan Farley

Mike Martel

Tim Furbush

Portfolio Managers

State Street Global Advisors

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	Since Inception[2]
SSGA Growth ETF Portfolio
Class A	2.10	1.85	11.88	5.50
Class B	2.02	1.61	11.62	5.80
Class E	2.10	1.78	11.74	5.35
MSCI ACWI (All Country World Index)	2.66	0.71	11.93	5.78

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2006, 10/3/2005 and 5/1/2006, respectively. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	26.9
iShares MSCI EAFE ETF	18.7
SPDR Barclays High Yield Bond ETF	9.0
SPDR S&P MidCap 400 ETF Trust	4.0
Vanguard REIT ETF	3.9
iShares Core MSCI Emerging Markets ETF	3.9
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.6
SPDR S&P International Small Cap ETF	3.1
iShares Core S&P Small-Cap ETF	3.0
WisdomTree Europe Hedged Equity Fund	3.0

MIST-4

Met Investors Series Trust

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.34%	$1,000.00	$1,021.00	$1.70
	Hypothetical*	0.34%	$1,000.00	$1,023.11	$1.71

Class B(a)	Actual	0.59%	$1,000.00	$1,020.20	$2.96
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class E(a)	Actual	0.49%	$1,000.00	$1,021.00	$2.46
	Hypothetical*	0.49%	$1,000.00	$1,022.37	$2.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-5

Met Investors Series Trust

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mutual Funds—94.5% of Net Assets

Security Description	Shares	Value

Investment Company Securities—94.5%
Consumer Discretionary Select Sector SPDR Fund (a) (b)	270,915	$20,719,579
Health Care Select Sector SPDR Fund (a) (b)	272,269	20,254,091
iShares 20+ Year Treasury Bond ETF (a)	171,444	20,137,812
iShares Core MSCI Emerging Markets ETF (a)	806,871	38,762,083
iShares Core S&P Small-Cap ETF (a)	255,829	30,157,122
iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	306,909	35,515,509
iShares MSCI Canada ETF (a)	680,110	18,138,534
iShares MSCI EAFE ETF (a)	2,934,646	186,320,675
SPDR Barclays High Yield Bond ETF (a) (b)	2,336,269	89,782,818
SPDR Dow Jones International Real Estate ETF (a) (b)	346,959	14,523,704
SPDR S&P 500 ETF Trust (a) (b)	1,304,162	268,461,748
SPDR S&P International Small Cap ETF (b)	1,004,535	30,658,408
SPDR S&P MidCap 400 ETF Trust (a) (b)	145,695	39,803,874
Technology Select Sector SPDR Fund (a) (b)	489,841	20,279,417
Vanguard REIT ETF (a)	522,623	39,034,712
Vanguard Total Bond Market ETF (a)	123,731	10,054,381
WisdomTree Europe Hedged Equity Fund (a)	482,065	29,690,383
WisdomTree Japan Hedged Equity Fund	514,334	29,419,905

Total Mutual Funds (Cost $839,191,854)		941,714,755

Short-Term Investments—30.2%

Mutual Funds—30.2%
AIM STIT-STIC Prime Portfolio	50,214,788	50,214,788

Mutual Funds—(Continued)
State Street Navigator Securities Lending MET Portfolio (b) (c)	250,347,208	250,347,208

Total Short-Term Investments (Cost $300,561,996)		300,561,996

Total Investments—124.7% (Cost $1,139,753,850) (d)		1,242,276,751
Other assets and liabilities (net)—(24.7)%		(245,892,993)

Net Assets—100.0%		$996,383,758

(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $273,713,756 and the collateral received consisted of cash in the amount of $250,347,208 and non-cash collateral with a value of $28,945,758. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $1,139,753,850. The aggregate unrealized appreciation and depreciation of investments were $116,635,103 and $(14,112,202), respectively, resulting in net unrealized appreciation of $102,522,901.
(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$941,714,755	$—	$—	$941,714,755
Total Short-Term Investments*	300,561,996	—	—	300,561,996
Total Investments	$1,242,276,751	$—	$—	$1,242,276,751

Collateral for securities loaned (Liability)	$—	$(250,347,208)	$—	$(250,347,208)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$487,445,904
Affiliated investments at value (c) (d)	754,830,847
Receivable for:
Fund shares sold	445,173
Dividends and interest	4,166,651
Dividends on affiliated investments	1,709,159

Total Assets	1,248,597,734
Liabilities
Collateral for securities loaned	250,347,208
Payables for:
Fund shares redeemed	1,224,349
Accrued expenses:
Management fees	262,420
Distribution and service fees	201,898
Administration fees	9,161
Custodian and accounting fees	13,067
Deferred trustees’ fees	76,247
Other expenses	79,626

Total Liabilities	252,213,976

Net Assets	$996,383,758

Net assets consist of:
Paid in surplus	$845,838,621
Undistributed net investment income	9,529,517
Accumulated net realized gain	38,492,719
Unrealized appreciation on investments and affiliated investments	102,522,901

Net Assets	$996,383,758

Net Assets
Class A	$28,159,776
Class B	960,060,331
Class E	8,163,651
Capital Shares Outstanding*
Class A	2,375,572
Class B	81,421,235
Class E	690,950
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.85
Class B	11.79
Class E	11.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $473,293,917.
(b)	Includes securities loaned at value of $90,691,263.
(c)	Identified cost of affiliated investments was $666,459,933.
(d)	Includes securities loaned at value of $183,022,493.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$6,251,015
Dividends from affiliated investments	5,306,244
Interest	35,893
Securities lending income from affiliated investments	456,617

Total investment income	12,049,769
Expenses
Management fees	1,599,924
Administration fees	11,024
Custodian and accounting fees	15,337
Distribution and service fees—Class B	1,226,094
Distribution and service fees—Class E	6,396
Audit and tax services	18,857
Legal	14,293
Trustees’ fees and expenses	19,699
Shareholder reporting	23,691
Insurance	3,213
Miscellaneous	7,148

Total expenses	2,945,676

Net Investment Income	9,104,093

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	9,716,787
Affiliated investments	33,254,418

Net realized gain	42,971,205

Net change in unrealized depreciation on:
Investments	(6,504,330)
Affiliated investments	(24,837,427)

Net change in unrealized depreciation	(31,341,757)

Net realized and unrealized gain	11,629,448

Net Increase in Net Assets From Operations	$20,733,541

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,104,093	$19,742,858
Net realized gain	42,971,205	58,720,378
Net change in unrealized depreciation	(31,341,757)	(24,834,629)

Increase in net assets from operations	20,733,541	53,628,607

From Distributions to Shareholders
Net investment income
Class A	(622,967)	(529,593)
Class B	(19,132,936)	(18,433,185)
Class E	(168,956)	(172,768)
Net realized capital gains
Class A	(1,510,422)	(1,558,077)
Class B	(52,256,358)	(60,844,497)
Class E	(442,229)	(541,653)

Total distributions	(74,133,868)	(82,079,773)

Increase in net assets from capital share transactions	42,453,555	25,734,790

Total decrease in net assets	(10,946,772)	(2,716,376)

Net Assets
Beginning of period	1,007,330,530	1,010,046,906

End of period	$996,383,758	$1,007,330,530

Undistributed net investment income
End of period	$9,529,517	$20,350,283

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	159,139	$2,041,025	402,674	$5,075,081
Reinvestments	177,635	2,133,389	175,435	2,087,670
Redemptions	(80,092)	(1,032,347)	(317,920)	(3,945,587)

Net increase	256,682	$3,142,067	260,189	$3,217,164

Class B
Sales	2,604,568	$33,098,392	6,477,443	$81,025,037
Reinvestments	5,974,000	71,389,294	6,690,100	79,277,682
Redemptions	(5,096,932)	(65,151,601)	(11,056,086)	(138,015,868)

Net increase	3,481,636	$39,336,085	2,111,457	$22,286,851

Class E
Sales	55,198	$699,833	99,689	$1,249,449
Reinvestments	51,059	611,185	60,187	714,421
Redemptions	(103,720)	(1,335,615)	(138,929)	(1,733,095)

Net increase	2,537	$(24,597)	20,947	$230,775

Increase derived from capital shares transactions		$42,453,555		$25,734,790

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.55		$12.96	$11.66	$10.72	$11.11	$9.87

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.28	0.29	0.30	0.28	0.28
Net realized and unrealized gain (loss) on investments	0.15		0.40	1.75	1.30	(0.47)	1.13

Total from investment operations	0.28		0.68	2.04	1.60	(0.19)	1.41

Less Distributions
Distributions from net investment income	(0.29)		(0.28)	(0.29)	(0.25)	(0.20)	(0.17)
Distributions from net realized capital gains	(0.69)		(0.81)	(0.45)	(0.41)	0.00	0.00

Total distributions	(0.98)		(1.09)	(0.74)	(0.66)	(0.20)	(0.17)

Net Asset Value, End of Period	$11.85		$12.55	$12.96	$11.66	$10.72	$11.11

Total Return (%) (b)	2.10	(c)	5.69	18.34	15.32	(1.87)	14.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.34	(e)	0.34	0.33	0.35	0.35	0.36
Net ratio of expenses to average net assets (%) (d)	0.34	(e)	0.34	0.33	0.35	0.35	0.36 (f)
Ratio of net investment income to average net assets (%) (g)	2.08	(e)	2.21	2.36	2.72	2.51	2.77
Portfolio turnover rate (%)	20	(c)	56	48	43	35	37
Net assets, end of period (in millions)	$28.2		$26.6	$24.1	$15.1	$10.1	$7.5

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.47		$12.89	$11.60	$10.67	$11.07	$9.84

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.24	0.24	0.26	0.24	0.25
Net realized and unrealized gain (loss) on investments	0.15		0.40	1.76	1.30	(0.46)	1.13

Total from investment operations	0.26		0.64	2.00	1.56	(0.22)	1.38

Less Distributions
Distributions from net investment income	(0.25)		(0.25)	(0.26)	(0.22)	(0.18)	(0.15)
Distributions from net realized capital gains	(0.69)		(0.81)	(0.45)	(0.41)	0.00	0.00

Total distributions	(0.94)		(1.06)	(0.71)	(0.63)	(0.18)	(0.15)

Net Asset Value, End of Period	$11.79		$12.47	$12.89	$11.60	$10.67	$11.07

Total Return (%) (b)	2.02	(c)	5.38	18.07	15.03	(2.13)	14.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.59	(e)	0.59	0.58	0.60	0.60	0.61
Net ratio of expenses to average net assets (%) (d)	0.59	(e)	0.59	0.58	0.60	0.60	0.61 (f)
Ratio of net investment income to average net assets (%) (g)	1.78	(e)	1.94	2.01	2.33	2.20	2.47
Portfolio turnover rate (%)	20	(c)	56	48	43	35	37
Net assets, end of period (in millions)	$960.1		$972.1	$977.3	$830.6	$749.5	$651.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.50		$12.92	$11.62	$10.69	$11.08	$9.85

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.26	0.26	0.27	0.27	0.25
Net realized and unrealized gain (loss) on investments	0.15		0.39	1.76	1.30	(0.48)	1.13

Total from investment operations	0.27		0.65	2.02	1.57	(0.21)	1.38

Less Distributions
Distributions from net investment income	(0.26)		(0.26)	(0.27)	(0.23)	(0.18)	(0.15)
Distributions from net realized capital gains	(0.69)		(0.81)	(0.45)	(0.41)	0.00	0.00

Total distributions	(0.95)		(1.07)	(0.72)	(0.64)	(0.18)	(0.15)

Net Asset Value, End of Period	$11.82		$12.50	$12.92	$11.62	$10.69	$11.08

Total Return (%) (b)	2.10	(c)	5.48	18.25	15.12	(1.99)	14.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.49	(e)	0.49	0.48	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (d)	0.49	(e)	0.49	0.48	0.50	0.50	0.51 (f)
Ratio of net investment income to average net assets (%) (g)	1.85	(e)	2.04	2.13	2.45	2.34	2.44
Portfolio turnover rate (%)	20	(c)	56	48	43	35	37
Net assets, end of period (in millions)	$8.2		$8.6	$8.6	$7.0	$6.0	$5.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-11

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”), as the lending agent. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSGA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSGA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one or more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-12

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$195,242,268	$0	$226,018,477

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$1,599,924	0.330%	First $500 million
	0.300%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-13

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2015 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015
Consumer Discretionary Select Sector SPDR Fund	—	270,915	—	270,915
Financial Select Sector SPDR Fund	814,408	24,855	(839,263)	—
Health Care Select Sector SPDR Fund	285,923	—	(13,654)	272,269
SPDR Barclays High Yield Bond ETF	1,305,710	1,050,162	(19,603)	2,336,269
SPDR Dow Jones International Real Estate ETF	484,180	—	(137,221)	346,959
SPDR Gold Shares	91,483	—	(91,483)	—
SPDR S&P 500 ETF Trust	1,695,816	—	(391,654)	1,304,162
SPDR S&P International Small Cap ETF	967,069	134,807	(97,341)	1,004,535
SPDR S&P MidCap 400 ETF Trust	155,826	—	(10,131)	145,695
State Street Navigator Securities Lending MET Portfolio	214,366,249	1,358,107,740	(1,322,126,781)	250,347,208
Technology Select Sector SPDR Fund	489,841	—	—	489,841

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2015
Consumer Discretionary Select Sector SPDR Fund	$—	$—	$66,913	$20,719,579
Financial Select Sector SPDR Fund	169,997	—	76,138	—
Health Care Select Sector SPDR Fund	191,991	—	130,774	20,254,091
SPDR Barclays High Yield Bond ETF	(34,569)	—	1,558,442	89,782,818
SPDR Dow Jones International Real Estate ETF	386,827	—	240,468	14,523,704
SPDR Gold Shares	(1,844,926)	—	—	—
SPDR S&P 500 ETF Trust	32,912,163	—	2,760,844	268,461,748
SPDR S&P International Small Cap ETF	377,961	—	65,629	30,658,408
SPDR S&P MidCap 400 ETF Trust	1,094,974	—	227,597	39,803,874
State Street Navigator Securities Lending MET Portfolio	—	—	456,617	250,347,208
Technology Select Sector SPDR Fund	—	—	179,439	20,279,417

	$33,254,418	$—	$5,762,861	$754,830,847

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$20,453,344	$22,749,615	$61,626,429	$29,972,034	$82,079,773	$52,721,649

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$27,744,532	$46,585,762	$129,682,595	$—	$204,012,889

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MIST-14

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-15

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B and E shares of the T. Rowe Price Large Cap Value Portfolio returned -1.24%, -1.39%, and -1.32%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -0.61%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the first half of 2015. Several major indexes reached all-time highs in May or June, but they retreated in a sharp sell-off at the end of the period. During the first three months of the year, optimism about stabilizing oil prices and monetary stimulus overseas overrode concerns about impending rate hikes, a stronger dollar, and mixed U.S. economic data. In the second quarter, stock market performance was mixed. Merger activity and a strengthening economy supported U.S. stocks, but heightened volatility resulting from the financial crisis in Greece sapped investor confidence.

As measured by the various Russell indexes, large-cap stocks underperformed small- and mid-caps, and growth outpaced value across all capitalization levels. Within the large-cap value space, Health Care posted the most significant gains, while Utilities declined by nearly the same amount.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its Russell 1000 Value benchmark for the six months ended June 30, 2015, with both ending in negative territory. Broadly speaking, stock selection accounted for the majority of underperformance.

Health Care was the primary detractor, due to stock selection and adverse sector weighting. Amgen was among the underperformers here. After strong appreciation in 2014, shares of Amgen lagged as investors weighed increased competition from lower-priced biosimilars and awaited the launch of the company’s new cholesterol-lowering drug Repatha. We continue to see value in the biotech company given its impressive late-stage product pipeline. The Portfolio’s primary exposure among Health Care names is to pharmaceutical companies, which tend to have strong cash flows and attractive dividend yields. Although the industry has faced concerns about expiring patents, the companies we own in the Portfolio have cut costs and refocused their investments in research and development while continuing to return cash to shareholders through share buybacks and dividends.

The Portfolio’s stock holdings in Industrials and Business Services also failed to keep pace with their benchmark peers, most notably Southwest Airlines. After several strong quarters, shares pulled back as news of management’s plan to further increase capacity growth in 2015 caused all airline stocks to fall amid concerns about possible oversupply. We believe that the firm has strong future prospects due to the company’s new reservation system and management’s commitment to returning cash to shareholders. The Portfolio was significantly overweight in Industrials and Business Services, where we invested in companies that have exposure to many different end markets as well as solid business models and the ability to generate strong cash flows. We were net sellers during the period on strength.

On the positive side, stock selection and a beneficial underweight made Information Technology the leading contributor for the period. Western Union boosted results here, as the firm posted healthy growth in transaction volume and consumer-related sales on its compliance. Management’s success in reining in rising compliance costs helped as well. We trimmed the Portfolio’s position on strength. We generally view the Information Technology sector as cyclical, with different companies operating at various stages in their respective industries’ business cycles.

Materials was another area of relative strength, owing to stock choices. Celanese was among the outperformers, as the company’s productivity gains and lower energy and raw materials costs boosted profit margins. We added to the Portfolio’s position during the period because we believe that continued cost cutting, efficiency gains, and smart capital allocations have the potential to create additional value in this chemical company. The Portfolio’s holdings in Materials tend to be in more cyclical industries that have faced challenges due to large swings in commodity prices and general macroeconomic weakness, but we believe they are well positioned for an improved economic environment.

At period end, the Portfolio was overweight Health Care (versus underweight on December 31, 2014). We added to the sector during the period, mostly by continuing to build the Portfolio’s position in AbbVie, a pharmaceutical company. We slightly increased the Portfolio’s underweights in Consumer Staples, Telecommunication Services and Information Technology. There was also a notable increase in the Portfolio’s underweight to Energy. Consumer Discretionary, Materials and Utilities were slightly more overweight

MIST-1

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

at period end. Also, while the Portfolio was still significantly overweight in Industrials and Business Services, we were net sellers in the sector on strength during the period, reducing a position in 3M and eliminating Ingersoll-Rand.

John D. Linehan

Brian C. Rogers

Mark S. Finn

Heather McPherson

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Value Portfolio
Class A	-1.24	3.51	16.23	7.14	—
Class B	-1.39	3.26	15.94	6.88	—
Class E	-1.32	3.38	—	—	7.01
Russell 1000 Value Index	-0.61	4.13	16.50	7.05	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.4
Bank of America Corp.	3.1
Morgan Stanley	3.0
Pfizer, Inc.	2.8
General Electric Co.	2.7
Celanese Corp. - Series A	2.4
United Technologies Corp.	2.4
Microsoft Corp.	2.2
PG&E Corp.	2.1
Merck & Co., Inc.	2.0

Top Sectors

% of Net Assets
Financials	24.8
Industrials	14.5
Consumer Discretionary	12.7
Health Care	12.0
Energy	9.1
Utilities	7.4
Information Technology	7.4
Consumer Staples	4.6
Materials	4.2
Telecommunication Services	1.4

MIST-3

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.56%	$1,000.00	$987.60	$2.76
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B(a)	Actual	0.81%	$1,000.00	$986.10	$3.99
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E(a)	Actual	0.71%	$1,000.00	$986.80	$3.50
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.5%
Boeing Co. (The)	321,300	$44,570,736
Honeywell International, Inc.	388,400	39,605,148
Raytheon Co.	286,300	27,393,184
United Technologies Corp.	752,900	83,519,197

		195,088,265

Airlines—1.5%
Southwest Airlines Co.	1,603,200	53,049,888

Auto Components—0.9%
Johnson Controls, Inc.	636,000	31,501,080

Automobiles—0.9%
General Motors Co.	944,300	31,473,519

Banks—11.7%
Bank of America Corp.	6,466,200	110,054,724
JPMorgan Chase & Co.	2,285,300	154,851,928
PNC Financial Services Group, Inc. (The)	351,200	33,592,280
U.S. Bancorp	1,259,700	54,670,980
Wells Fargo & Co.	1,021,400	57,443,536

		410,613,448

Beverages—1.4%
PepsiCo, Inc.	510,700	47,668,738

Biotechnology—1.3%
Amgen, Inc.	299,400	45,963,888

Capital Markets—6.7%
Ameriprise Financial, Inc.	262,900	32,844,097
Bank of New York Mellon Corp. (The)	923,000	38,738,310
Charles Schwab Corp. (The)	1,140,900	37,250,385
Invesco, Ltd.	568,900	21,328,061
Morgan Stanley	2,747,500	106,575,525

		236,736,378

Chemicals—2.5%
Celanese Corp. - Series A	1,176,600	84,574,008
E.I. du Pont de Nemours & Co.	79,000	5,052,050

		89,626,058

Commercial Services & Supplies—0.7%
Tyco International plc	665,000	25,589,200

Communications Equipment—2.1%
Cisco Systems, Inc.	1,424,500	39,116,770
QUALCOMM, Inc.	568,000	35,573,840

		74,690,610

Construction Materials—0.9%
Vulcan Materials Co.	368,600	30,936,598

Consumer Finance—1.0%
American Express Co.	446,300	34,686,436

Diversified Telecommunication Services—0.9%
AT&T, Inc.	912,500	32,412,000

Electric Utilities—2.9%
Entergy Corp.	335,400	23,645,700
Exelon Corp. (a)	1,214,300	38,153,306
FirstEnergy Corp.	1,221,000	39,743,550

		101,542,556

Electrical Equipment—0.2%
Emerson Electric Co.	134,700	7,466,421

Electronic Equipment, Instruments & Components—0.8%
TE Connectivity, Ltd.	467,400	30,053,820

Energy Equipment & Services—0.7%
Baker Hughes, Inc.	422,300	26,055,910

Food & Staples Retailing—0.3%
Wal-Mart Stores, Inc.	167,900	11,909,147

Health Care Equipment & Supplies—1.5%
Medtronic plc	696,065	51,578,417

Hotels, Restaurants & Leisure—2.5%
Carnival Corp.	1,320,700	65,229,373
Las Vegas Sands Corp. (a)	427,000	22,447,390

		87,676,763

Household Products—1.4%
Procter & Gamble Co. (The)	620,400	48,540,096

Independent Power and Renewable Electricity Producers—2.4%
AES Corp.	4,545,500	60,273,330
NRG Energy, Inc.	1,064,100	24,346,608

		84,619,938

Industrial Conglomerates—3.6%
3M Co.	204,500	31,554,350
General Electric Co.	3,545,100	94,193,307

		125,747,657

Insurance—4.6%
Allstate Corp. (The)	621,900	40,342,653
Loews Corp.	350,000	13,478,500
Marsh & McLennan Cos., Inc.	1,220,700	69,213,690
XL Group plc	1,006,410	37,438,452

		160,473,295

IT Services—1.0%
Western Union Co. (The) (a)	1,779,700	36,181,301

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.6%
Mattel, Inc. (a)	763,000	$19,601,470

Life Sciences Tools & Services—1.7%
Thermo Fisher Scientific, Inc.	458,100	59,443,056

Machinery—0.9%
Illinois Tool Works, Inc.	329,600	30,253,984

Media—4.7%
Comcast Corp. - Class A	526,400	31,657,696
News Corp. - Class A (b)	804,000	11,730,360
Time Warner Cable, Inc.	226,300	40,319,871
Time Warner, Inc.	704,300	61,562,863
Viacom, Inc. - Class B	286,000	18,487,040

		163,757,830

Multi-Utilities—2.1%
PG&E Corp.	1,494,200	73,365,220

Multiline Retail—1.2%
Kohl’s Corp. (a)	667,900	41,817,219

Oil, Gas & Consumable Fuels—8.4%
Apache Corp.	990,100	57,059,463
Canadian Natural Resources, Ltd. (a)	1,388,900	37,722,524
CONSOL Energy, Inc. (a)	386,000	8,391,640
EQT Corp.	289,494	23,547,442
Exxon Mobil Corp.	551,600	45,893,120
Hess Corp.	574,500	38,422,560
Occidental Petroleum Corp.	603,000	46,895,310
Royal Dutch Shell plc - Class A (ADR)	627,600	35,779,476

		293,711,535

Paper & Forest Products—0.8%
International Paper Co.	586,900	27,930,571

Personal Products—0.2%
Avon Products, Inc. (a)	1,214,300	7,601,518

Pharmaceuticals—7.6%
AbbVie, Inc.	455,000	30,571,450
Johnson & Johnson	665,800	64,888,868
Merck & Co., Inc.	1,246,200	70,946,166
Pfizer, Inc.	2,979,700	99,909,341

		266,315,825

Real Estate Investment Trusts—0.8%
Weyerhaeuser Co.	898,900	28,315,350

Road & Rail—2.1%
Canadian Pacific Railway, Ltd.	270,300	43,310,169
Union Pacific Corp.	313,800	29,927,106

		73,237,275

Semiconductors & Semiconductor Equipment—1.1%
Texas Instruments, Inc.	748,100	38,534,631

Software—2.2%
Microsoft Corp.	1,789,200	78,993,180

Specialty Retail—2.0%
Lowe’s Cos., Inc.	1,044,900	69,976,953

Tobacco—1.3%
Philip Morris International, Inc.	559,600	44,863,132

Wireless Telecommunication Services—0.5%
T-Mobile U.S., Inc. (b)	422,000	16,360,940

Total Common Stocks (Cost $2,693,158,902)		3,445,961,116

Short-Term Investments—4.1%

Mutual Funds—4.1%
State Street Navigator Securities Lending MET Portfolio (c)	80,348,207	80,348,207
T.Rowe Price Government Reserve Investment Fund (d)	64,257,029	64,257,029

Total Short-Term Investments (Cost $144,605,236)		144,605,236

Total Investments—102.2% (Cost $2,837,764,138) (e)		3,590,566,352
Other assets and liabilities (net)—(2.2)%		(76,616,857)

Net Assets—100.0%		$3,513,949,495

(a)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $129,722,897 and the collateral received consisted of cash in the amount of $80,348,207 and non-cash collateral with a value of $52,719,943. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of June 30, 2015, the aggregate cost of investments was $2,837,764,138. The aggregate unrealized appreciation and depreciation of investments were $842,647,843 and $(89,845,629), respectively, resulting in net unrealized appreciation of $752,802,214.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,445,961,116	$—	$—	$3,445,961,116
Total Short-Term Investments*	144,605,236	—	—	144,605,236
Total Investments	$3,590,566,352	$—	$—	$3,590,566,352

Collateral for securities loaned (Liability)	$—	$(80,348,207)	$—	$(80,348,207)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$3,526,309,323
Affiliated investments at value (c)	64,257,029
Cash	759,808
Receivable for:
Investments sold	22,399,098
Fund shares sold	214,853
Dividends	4,918,891
Dividends on affiliated investments	1,855

Total Assets	3,618,860,857
Liabilities
Collateral for securities loaned	80,348,207
Payables for:
Investments purchased	21,304,495
Fund shares redeemed	984,709
Accrued expenses:
Management fees	1,617,914
Distribution and service fees	271,529
Deferred trustees’ fees	76,247
Other expenses	308,261

Total Liabilities	104,911,362

Net Assets	$3,513,949,495

Net assets consist of:
Paid in surplus	$2,553,085,831
Undistributed net investment income	31,393,928
Accumulated net realized gain	176,670,700
Unrealized appreciation on investments and foreign currency transactions	752,799,036

Net Assets	$3,513,949,495

Net Assets
Class A	$2,048,157,962
Class B	1,010,525,215
Class E	455,266,318
Capital Shares Outstanding*
Class A	58,827,353
Class B	29,179,419
Class E	13,117,462
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$34.82
Class B	34.63
Class E	34.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,773,507,109.
(b)	Includes securities loaned at value of $129,722,897.
(c)	Identified cost of affiliated investments was $64,257,029.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$43,318,403
Dividends from affiliated investments	12,311
Securities lending income	172,316

Total investment income	43,503,030
Expenses
Management fees	10,404,263
Administration fees	42,448
Custodian and accounting fees	122,632
Distribution and service fees—Class B	1,318,007
Distribution and service fees—Class E	357,620
Audit and tax services	20,058
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	80,840
Insurance	12,127
Miscellaneous	13,796

Total expenses	12,405,781
Less management fee waiver	(458,479)
Less broker commission recapture	(15,537)

Net expenses	11,931,765

Net Investment Income	31,571,265

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	186,386,794
Foreign currency transactions	(2,163)

Net realized gain	186,384,631

Net change in unrealized depreciation on:
Investments	(263,477,039)
Foreign currency transactions	(3,270)

Net change in unrealized depreciation	(263,480,309)

Net realized and unrealized loss	(77,095,678)

Net Decrease in Net Assets From Operations	$(45,524,413)

(a)	Net of foreign withholding taxes of $251,163.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,571,265	$60,531,825
Net realized gain	186,384,631	393,601,916
Net change in unrealized appreciation (depreciation)	(263,480,309)	24,973,303

Increase (decrease) in net assets from operations	(45,524,413)	479,107,044

From Distributions to Shareholders
Net investment income
Class A	(35,648,433)	(39,243,194)
Class B	(15,059,345)	(13,876,211)
Class E	(7,465,717)	0
Net realized capital gains
Class A	(4,289,405)	0
Class B	(2,134,850)	0
Class E	(959,137)	0

Total distributions	(65,556,887)	(53,119,405)

Decrease in net assets from capital share transactions	(142,240,755)	(303,975,132)

Total increase (decrease) in net assets	(253,322,055)	122,012,507

Net Assets
Beginning of period	3,767,271,550	3,645,259,043

End of period	$3,513,949,495	$3,767,271,550

Undistributed net investment income
End of period	$31,393,928	$57,996,158

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	253,724	$9,213,335	997,734	$32,594,203
Reinvestments	1,121,535	39,937,838	1,225,584	39,243,194
Redemptions	(3,107,177)	(112,145,717)	(21,907,433)	(731,328,930)

Net decrease	(1,731,918)	$(62,994,544)	(19,684,115)	$(659,491,533)

Class B
Sales	778,967	$27,706,842	3,535,782	$117,370,782
Reinvestments	485,300	17,194,195	435,537	13,876,211
Redemptions	(2,745,262)	(97,844,573)	(6,650,873)	(222,121,518)

Net decrease	(1,480,995)	$(52,943,536)	(2,679,554)	$(90,874,525)

Class E (a)
Sales	198,498	$7,118,144	474,511	$15,834,636
Fund subscription in kind	0	0	15,369,962	498,447,864 (b)
Reinvestments	237,320	8,424,854	0	0
Redemptions	(1,166,624)	(41,845,673)	(1,996,205)	(67,891,574)

Net increase (decrease)	(730,806)	$(26,302,675)	13,848,268	$446,390,926

Decrease derived from capital shares transactions		$(142,240,755)		$(303,975,132)

(a)	Commencement of operations was April 23, 2014.
(b)	Includes cash and securities amounting to $2,386,045 and $496,061,819, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$35.94		$32.15	$24.42	$21.00	$22.00	$18.97

Income (Loss) from Investment Operations
Net investment income (a)	0.33		0.57	0.48	0.47	0.42	0.18
Net realized and unrealized gain (loss) on investments	(0.76)		3.73	7.74	3.33	(1.23)	3.10

Total from investment operations	(0.43)		4.30	8.22	3.80	(0.81)	3.28

Less Distributions
Distributions from net investment income	(0.62)		(0.51)	(0.49)	(0.38)	(0.19)	(0.25)
Distributions from net realized capital gains	(0.07)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.69)		(0.51)	(0.49)	(0.38)	(0.19)	(0.25)

Net Asset Value, End of Period	$34.82		$35.94	$32.15	$24.42	$21.00	$22.00

Total Return (%) (b)	(1.24	)(c)	13.57	34.09	18.27	(3.77)	17.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.59	0.59	0.59	0.58	0.55
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.56	0.56	0.56	0.56	0.55
Ratio of net investment income to average net assets (%)	1.82	(d)	1.69	1.69	2.06	1.96	0.92
Portfolio turnover rate (%)	12	(c)	19 (f)	14	15	104	54
Net assets, end of period (in millions)	$2,048.2		$2,176.5	$2,580.1	$2,019.1	$1,922.6	$1,262.3

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$35.71		$31.95	$24.27	$20.87	$21.87	$18.87

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.48	0.41	0.41	0.33	0.13
Net realized and unrealized gain (loss) on investments	(0.77)		3.71	7.70	3.31	(1.20)	3.07

Total from investment operations	(0.49)		4.19	8.11	3.72	(0.87)	3.20

Less Distributions
Distributions from net investment income	(0.52)		(0.43)	(0.43)	(0.32)	(0.13)	(0.20)
Distributions from net realized capital gains	(0.07)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.59)		(0.43)	(0.43)	(0.32)	(0.13)	(0.20)

Net Asset Value, End of Period	$34.63		$35.71	$31.95	$24.27	$20.87	$21.87

Total Return (%) (b)	(1.39	)(c)	13.28	33.77	17.98	(4.01)	17.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.84	0.84	0.84	0.83	0.80
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.81	0.81	0.81	0.81	0.80
Ratio of net investment income to average net assets (%)	1.57	(d)	1.45	1.44	1.81	1.52	0.67
Portfolio turnover rate (%)	12	(c)	19 (f)	14	15	104	54
Net assets, end of period (in millions)	$1,010.5		$1,094.7	$1,065.2	$904.1	$883.6	$1,017.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31,
			2014(g)
Net Asset Value, Beginning of Period	$35.82		$32.61

Income (Loss) from Investment Operations
Net investment income (a)	0.30		0.39
Net realized and unrealized gain (loss) on investments	(0.76)		2.82

Total from investment operations	(0.46)		3.21

Less Distributions
Distributions from net investment income	(0.58)		0.00
Distributions from net realized capital gains	(0.07)		0.00

Total distributions	(0.65)		0.00

Net Asset Value, End of Period	$34.71		$35.82

Total Return (%) (b)	(1.32	)(c)	9.84	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.74	(d)
Net ratio of expenses to average net assets (%) (e)	0.71	(d)	0.71	(d)
Ratio of net investment income to average net assets (%)	1.67	(d)	1.65	(d)
Portfolio turnover rate (%)	12	(c)	19	(f)
Net assets, end of period (in millions)	$455.3		$496.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(g)	Commencement of operations was April 23, 2014.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Class E commenced operations on April 23, 2014. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-12

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, real estate investment trust (REIT) adjustments, return of capital adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

MIST-13

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-14

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$443,771,482	$0	$589,926,259

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

[1]	When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.
[2]	When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.
[3]	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.
[4]	When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the six months ended June 30, 2015, the Adviser earned management fees in the amount of $10,404,263 for managing the Portfolio.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2015 are shown as management fee waivers in the Statement of Operations.

MIST-15

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	66,560,775	282,813,771	(285,117,517)	64,257,029	$0	$12,311

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$53,119,405	$56,840,796	$—	$—	$53,119,405	$56,840,796

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$58,063,583	$7,275,605	$1,006,673,200	$—	$1,072,012,388

MIST-16

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $382,514,775.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 8.00%, 7.96%, and 7.98%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 4.18%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the first half of 2015. Several major indexes reached all-time highs in May or June, but they retreated in a sharp sell-off at the end of the period. During the first three months of the year, optimism about stabilizing oil prices and monetary stimulus overseas overrode concerns about impending rate hikes, a stronger dollar, and mixed U.S. economic data. In the second quarter, stock market performance was mixed. Merger activity and a strengthening economy supported U.S. stocks, but heightened volatility resulting from the financial crisis in Greece sapped investor confidence.

As measured by the various Russell indexes, large-cap stocks underperformed small- and mid-caps, and growth outpaced value across all capitalization levels. Within the Russell Midcap Growth Index, Information Technology and Health Care were leading performers, while Utilities ended deep in negative territory.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio outperformed its Russell benchmark for the six months ended June 30, 2015. Broadly speaking, stock selection accounted for the majority of outperformance, and sector allocation helped as well.

Stock selection in Industrials and Business Services contributed to relative outperformance for the period. Pall and Acuity Brands were among the beneficial names. Pall provides a variety of fluid filtration, separation, and purification products. Shares rose on the news that industrial conglomerate Danaher would acquire Pall at a significant premium. Acuity Brands provides indoor and outdoor lighting and related products for a variety of markets. Despite harsh weather and West Coast port disruptions, the company posted strong profits due to increasing sales of LED-based fixtures. We believe the company is well positioned to benefit from the ongoing cyclical recovery in non-residential building and the growing demand for energy-efficient lighting.

Consumer Discretionary was another area of strength, due to stock choices that included Norwegian Cruise Line and O’Reilly Automotive. Norwegian Cruise Line reported accelerated booking volumes. Despite management changes, including the departure of the Chief Executive Officer, we believe that Norwegian’s relatively new fleet of ships gives it a competitive advantage, as cruise lines can typically charge more for newer vessels. O’Reilly Automotive sells auto parts and supplies to both do-it-yourself consumers and professional auto repair shops. The firm beat earnings estimates, owing to lower gas prices and decreased unemployment, both of which resulted in more driving and therefore more maintenance and repair work.

Stock selection in Financials also boosted relative results, most notably HCC. This specialty insurer, whose products include property and casualty, accident, and aviation insurance, benefited from the announcement that Japanese insurer Tokyo Marine Holdings would acquire the firm in order to expand its geographic reach and specialty insurance exposure.

On the negative side, stock selection in Health Care was the only net detractor from relative returns. DENTSPLY, a global supplier of dental products, hurt after it failed to meet revenue expectations due to declining sales in Europe and significant currency headwinds. In the long term, we believe that there is potential for improving sales growth, increased buybacks, and continued margin improvement, fueled by favorable secular trends such as the aging Baby Boomer generation and the growing emphasis on preventative care and aesthetics in the dental area.

At the end of the period, the Portfolio was overweight the benchmark in Industrials and Business Services, Health Care, Energy, Information Technology, and Telecommunication Services. The Portfolio was roughly in line with the benchmark in Utilities and Financials; and was underweight the benchmark in Consumer Discretionary, Consumer Staples, and Materials.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	8.00	14.98	19.32	11.61
Class B	7.96	14.77	19.03	11.34
Class E	7.98	14.86	19.14	11.44
Russell Midcap Growth Index	4.18	9.45	18.69	9.69

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Fiserv, Inc.	2.3
Pall Corp.	2.0
CarMax, Inc.	1.9
Altera Corp.	1.8
IHS, Inc. - Class A	1.7
Textron, Inc.	1.7
Norwegian Cruise Line Holdings, Ltd.	1.7
O’Reilly Automotive, Inc.	1.5
FNF Group	1.4
Roper Technologies, Inc.	1.3

Top Sectors

% of Net Assets
Industrials	20.3
Information Technology	20.1
Health Care	17.4
Consumer Discretionary	15.1
Financials	10.6
Materials	4.1
Energy	3.8
Consumer Staples	3.1
Telecommunication Services	1.2

MIST-2

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.74%	$1,000.00	$1,080.00	$3.82
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B(a)	Actual	0.99%	$1,000.00	$1,079.60	$5.10
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

Class E(a)	Actual	0.89%	$1,000.00	$1,079.80	$4.59
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—95.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
DigitalGlobe, Inc. (a)	350,000	$9,726,500
Textron, Inc.	680,000	30,348,400

		40,074,900

Auto Components—0.4%
BorgWarner, Inc.	135,000	7,673,400

Automobiles—0.9%
Harley-Davidson, Inc.	133,000	7,494,550
Tesla Motors, Inc. (a) (b)	30,000	8,047,800

		15,542,350

Biotechnology—2.7%
Alkermes plc (a) (b)	357,000	22,969,380
Alnylam Pharmaceuticals, Inc. (a)	34,000	4,075,580
Incyte Corp. (a)	119,000	12,400,990
Vertex Pharmaceuticals, Inc. (a)	68,000	8,396,640

		47,842,590

Building Products—0.5%
Allegion plc	136,000	8,179,040

Capital Markets—1.6%
LPL Financial Holdings, Inc. (b)	237,000	11,018,130
TD Ameritrade Holding Corp.	476,000	17,526,320

		28,544,450

Chemicals—1.6%
Celanese Corp. - Series A	136,000	9,775,680
Cytec Industries, Inc.	40,900	2,475,677
RPM International, Inc.	305,000	14,935,850

		27,187,207

Commercial Services & Supplies—0.7%
Waste Connections, Inc.	273,000	12,863,760

Communications Equipment—1.5%
JDS Uniphase Corp. (a)	815,000	9,437,700
Motorola Solutions, Inc.	204,000	11,697,360
Palo Alto Networks, Inc. (a) (b)	24,000	4,192,800

		25,327,860

Construction Materials—0.7%
Martin Marietta Materials, Inc. (b)	85,000	12,028,350

Containers & Packaging—0.7%
Ball Corp.	170,000	11,925,500

Diversified Financial Services—2.8%
CBOE Holdings, Inc.	271,000	15,506,620
Intercontinental Exchange, Inc.	71,000	15,876,310
MSCI, Inc.	289,000	17,787,950

		49,170,880

Electrical Equipment—3.0%
Acuity Brands, Inc.	85,000	15,298,300
AMETEK, Inc.	309,000	16,927,020
Babcock & Wilcox Co. (The)	17,000	557,600
Sensata Technologies Holding NV (a) (b)	373,000	19,672,020

		52,454,940

Electronic Equipment, Instruments & Components—1.9%
Cognex Corp.	68,000	3,270,800
FEI Co.	142,000	11,776,060
Keysight Technologies, Inc. (a)	407,000	12,694,330
Trimble Navigation, Ltd. (a)	203,000	4,762,380

		32,503,570

Food & Staples Retailing—1.8%
Rite Aid Corp. (a)	1,867,000	15,589,450
Sprouts Farmers Market, Inc. (a) (b)	339,000	9,146,220
Whole Foods Market, Inc.	170,000	6,704,800

		31,440,470

Food Products—1.3%
Keurig Green Mountain, Inc. (b)	17,000	1,302,710
TreeHouse Foods, Inc. (a)	85,000	6,887,550
WhiteWave Foods Co. (The) (a)	306,000	14,957,280

		23,147,540

Health Care Equipment & Supplies—6.5%
Cooper Cos., Inc. (The)	126,000	22,424,220
DENTSPLY International, Inc.	340,000	17,527,000
Hologic, Inc. (a)	171,000	6,508,260
IDEXX Laboratories, Inc. (a) (b)	170,000	10,903,800
Intuitive Surgical, Inc. (a)	46,000	22,287,000
Sirona Dental Systems, Inc. (a)	68,000	6,828,560
Teleflex, Inc. (b)	170,000	23,026,500
West Pharmaceutical Services, Inc.	83,300	4,838,064

		114,343,404

Health Care Providers & Services—2.9%
Envision Healthcare Holdings, Inc. (a)	231,000	9,119,880
Henry Schein, Inc. (a)	136,000	19,328,320
MEDNAX, Inc. (a)	170,000	12,598,700
Universal Health Services, Inc. - Class B	68,000	9,662,800

		50,709,700

Health Care Technology—0.9%
IMS Health Holdings, Inc. (a)	307,000	9,409,550
Veeva Systems, Inc. - Class A (a)	205,000	5,746,150

		15,155,700

Hotels, Restaurants & Leisure—4.3%
Aramark	359,000	11,118,230
Chipotle Mexican Grill, Inc. (a)	3,000	1,814,970
Choice Hotels International, Inc.	207,000	11,229,750
Marriott International, Inc. - Class A	170,000	12,646,300
Norwegian Cruise Line Holdings, Ltd. (a)	516,000	28,916,640

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Royal Caribbean Cruises, Ltd.	120,000	$9,442,800

		75,168,690

Household Durables—0.5%
Harman International Industries, Inc.	68,000	8,087,920

Industrial Conglomerates—1.3%
Roper Technologies, Inc.	136,000	23,454,560

Insurance—4.6%
FNF Group	681,000	25,190,190
HCC Insurance Holdings, Inc.	273,000	20,977,320
Progressive Corp. (The)	514,000	14,304,620
Willis Group Holdings plc	442,000	20,729,800

		81,201,930

Internet & Catalog Retail—0.7%
Netflix, Inc. (a)	10,000	6,569,400
TripAdvisor, Inc. (a)	68,000	5,925,520

		12,494,920

Internet Software & Services—3.4%
Akamai Technologies, Inc. (a)	126,000	8,797,320
Atlassian, Inc. - Class A, Ordinary Restricted Depository Receipt (a) (c) (d)	15,101	286,919
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Ordinary Depository Receipt (a) (c) (d)	10,403	197,657
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Preference Depository Receipt (a) (c) (d)	54,328	1,032,232
Atlassian, Inc. - Series 1, Restricted Receipt (a) (c) (d)	26,508	503,652
Atlassian, Inc. - Series 2, Depository Receipt (a) (c) (d)	70,977	1,348,563
Atlassian, Inc. - Series A, Preference Depository Receipt (a) (c) (d)	52,487	997,253
Coupons.com, Inc. (a) (b)	248,000	2,675,920
GrubHub, Inc. (a)	97,000	3,304,790
LinkedIn Corp. - Class A (a)	17,000	3,512,710
Rackspace Hosting, Inc. (a)	244,000	9,074,360
VeriSign, Inc. (a) (b)	340,000	20,984,800
Zillow Group, Inc. - Class A (a) (b)	72,000	6,245,280

		58,961,456

IT Services—6.5%
CoreLogic, Inc. (a)	407,000	16,153,830
Fidelity National Information Services, Inc.	171,000	10,567,800
Fiserv, Inc. (a)	476,000	39,427,080
Gartner, Inc. (a)	136,000	11,666,080
Global Payments, Inc.	204,000	21,103,800
Vantiv, Inc. - Class A (a)	408,000	15,581,520

		114,500,110

Life Sciences Tools & Services—2.6%
Agilent Technologies, Inc.	476,000	18,364,080
Bruker Corp. (a)	638,000	13,021,580

Life Sciences Tools & Services—(Continued)
Illumina, Inc. (a)	42,000	9,171,120
Mettler-Toledo International, Inc. (a)	15,000	5,121,900

		45,678,680

Machinery—5.6%
Colfax Corp. (a) (b)	244,000	11,260,600
Graco, Inc.	6,600	468,798
IDEX Corp.	285,000	22,395,300
Nordson Corp.	67,000	5,218,630
Pall Corp.	283,000	35,219,350
Rexnord Corp. (a)	332,600	7,952,466
WABCO Holdings, Inc. (a)	51,000	6,309,720
Xylem, Inc.	254,000	9,415,780

		98,240,644

Metals & Mining—1.1%
Franco-Nevada Corp.	306,000	14,594,412
Silver Wheaton Corp.	289,000	5,011,260

		19,605,672

Multiline Retail—0.7%
Dollar General Corp.	153,000	11,894,220

Oil, Gas & Consumable Fuels—3.8%
Cimarex Energy Co.	68,000	7,501,080
Concho Resources, Inc. (a)	102,000	11,613,720
CONSOL Energy, Inc. (b)	305,000	6,630,700
EQT Corp.	238,000	19,358,920
Pioneer Natural Resources Co.	51,000	7,073,190
Range Resources Corp. (b)	271,000	13,381,980

		65,559,590

Pharmaceuticals—1.8%
Catalent, Inc. (a)	445,000	13,051,850
Hospira, Inc. (a)	204,000	18,096,840

		31,148,690

Professional Services—5.3%
Equifax, Inc.	204,000	19,806,360
IHS, Inc. - Class A (a)	238,000	30,613,940
ManpowerGroup, Inc.	119,000	10,636,220
Towers Watson & Co. - Class A	102,000	12,831,600
TransUnion (a)	68,000	1,706,800
Verisk Analytics, Inc. (a)	238,000	17,316,880

		92,911,800

Real Estate Management & Development—1.2%
Jones Lang LaSalle, Inc.	115,000	19,665,000
WeWork Cos., Inc. - Class A (a) (c) (d)	47,810	1,572,450

		21,237,450

Road & Rail—1.2%
J.B. Hunt Transport Services, Inc.	102,000	8,373,180
Kansas City Southern	136,000	12,403,200

		20,776,380

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—3.6%
Altera Corp.	611,000	$31,283,200
Atmel Corp.	1,152,000	11,352,960
Microchip Technology, Inc. (b)	272,000	12,899,600
Xilinx, Inc.	186,000	8,213,760

		63,749,520

Software—3.3%
FactSet Research Systems, Inc. (b)	68,000	11,050,680
Fortinet, Inc. (a)	68,000	2,810,440
Guidewire Software, Inc. (a)	23,000	1,217,390
Mobileye NV (a) (b)	126,000	6,699,420
Red Hat, Inc. (a)	272,000	20,652,960
ServiceNow, Inc. (a)	61,000	4,532,910
SS&C Technologies Holdings, Inc.	136,000	8,500,000
Workday, Inc. - Class A (a)	24,000	1,833,360

		57,297,160

Specialty Retail—5.9%
AutoZone, Inc. (a)	35,000	23,341,500
CarMax, Inc. (a)	492,000	32,575,320
L Brands, Inc.	153,000	13,116,690
Michaels Cos., Inc. (The) (a)	299,000	8,046,090
O’Reilly Automotive, Inc. (a)	119,000	26,891,620

		103,971,220

Textiles, Apparel & Luxury Goods—1.7%
Hanesbrands, Inc.	408,000	13,594,560
PVH Corp.	85,000	9,792,000
Wolverine World Wide, Inc. (b)	221,000	6,294,080

		29,680,640

Trading Companies & Distributors—0.4%
Fastenal Co. (b)	170,000	7,170,600

Wireless Telecommunication Services—1.2%
T-Mobile U.S., Inc. (a)	546,000	21,168,420

Total Common Stocks (Cost $1,084,597,086)		1,670,075,883

Preferred Stocks—0.3%

Real Estate Management & Development—0.3%
WeWork Cos., Inc. - Series D1 (a) (c) (d)	89,839	2,954,766
WeWork Cos., Inc. - Series D2 (a) (c) (d)	70,588	2,321,609

Total Preferred Stocks (Cost $2,671,296)		5,276,375

Convertible Preferred Stock—0.0%

Internet Software & Services—0.0%
LivingSocial, Inc. - Series E (a) (c) (d) (Cost $4,280,576)	757,490	132,333

Short-Term Investments—11.8%
Security Description	Shares	Value

Mutual Funds—11.8%
State Street Navigator Securities Lending MET Portfolio (e)	130,730,995	130,730,995
T.Rowe Price Government Reserve Investment Fund (f)	76,275,644	76,275,644

Total Short-Term Investments (Cost $207,006,639)		207,006,639

Total Investments—107.5% (Cost $1,298,555,597)(g)		1,882,491,230
Other assets and liabilities (net)—(7.5)%		(131,095,252)

Net Assets—100.0%		$1,751,395,978

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $165,538,717 and the collateral received consisted of cash in the amount of $130,730,995 and non-cash collateral with a value of $37,638,275. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, these securities represent 0.6% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2015, the market value of restricted securities was $11,347,434, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of June 30, 2015, the aggregate cost of investments was $1,298,555,597. The aggregate unrealized appreciation and depreciation of investments were $601,608,551 and $(17,672,918), respectively, resulting in net unrealized appreciation of $583,935,633.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Atlassian, Inc. - Class A, Ordinary Restricted Depository Receipt	04/09/14	15,101	$241,616	$286,919
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Ordinary Depository Receipt	04/09/14	10,403	166,448	197,657
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Preference Depository Receipt	04/09/14	54,328	869,248	1,032,232
Atlassian, Inc. - Series 1, Restricted Receipt	04/09/14	26,508	424,128	503,652
Atlassian, Inc. - Series 2, Depository Receipt	04/09/14	70,977	1,135,632	1,348,563
Atlassian, Inc. - Series A, Preference Depository Receipt	04/09/14	52,487	839,792	997,253
LivingSocial, Inc. - Series E	04/01/11	757,490	4,280,576	132,333
WeWork Cos., Inc. - Class A	12/09/14 - 05/26/15	47,810	722,353	1,572,450
WeWork Cos., Inc. - Series D1	12/09/14	89,839	1,495,924	2,954,766
WeWork Cos., Inc. - Series D2	12/09/14	70,588	1,175,372	2,321,609

				$11,347,434

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$40,074,900	$—	$—	$40,074,900
Auto Components	7,673,400	—	—	7,673,400
Automobiles	15,542,350	—	—	15,542,350
Biotechnology	47,842,590	—	—	47,842,590
Building Products	8,179,040	—	—	8,179,040
Capital Markets	28,544,450	—	—	28,544,450
Chemicals	27,187,207	—	—	27,187,207
Commercial Services & Supplies	12,863,760	—	—	12,863,760
Communications Equipment	25,327,860	—	—	25,327,860
Construction Materials	12,028,350	—	—	12,028,350
Containers & Packaging	11,925,500	—	—	11,925,500
Diversified Financial Services	49,170,880	—	—	49,170,880
Electrical Equipment	52,454,940	—	—	52,454,940
Electronic Equipment, Instruments & Components	32,503,570	—	—	32,503,570
Food & Staples Retailing	31,440,470	—	—	31,440,470
Food Products	23,147,540	—	—	23,147,540
Health Care Equipment & Supplies	114,343,404	—	—	114,343,404
Health Care Providers & Services	50,709,700	—	—	50,709,700
Health Care Technology	15,155,700	—	—	15,155,700

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$75,168,690	$—	$—	$75,168,690
Household Durables	8,087,920	—	—	8,087,920
Industrial Conglomerates	23,454,560	—	—	23,454,560
Insurance	81,201,930	—	—	81,201,930
Internet & Catalog Retail	12,494,920	—	—	12,494,920
Internet Software & Services	54,595,180	—	4,366,276	58,961,456
IT Services	114,500,110	—	—	114,500,110
Life Sciences Tools & Services	45,678,680	—	—	45,678,680
Machinery	98,240,644	—	—	98,240,644
Metals & Mining	19,605,672	—	—	19,605,672
Multiline Retail	11,894,220	—	—	11,894,220
Oil, Gas & Consumable Fuels	65,559,590	—	—	65,559,590
Pharmaceuticals	31,148,690	—	—	31,148,690
Professional Services	92,911,800	—	—	92,911,800
Real Estate Management & Development	19,665,000	—	1,572,450	21,237,450
Road & Rail	20,776,380	—	—	20,776,380
Semiconductors & Semiconductor Equipment	63,749,520	—	—	63,749,520
Software	57,297,160	—	—	57,297,160
Specialty Retail	103,971,220	—	—	103,971,220
Textiles, Apparel & Luxury Goods	29,680,640	—	—	29,680,640
Trading Companies & Distributors	7,170,600	—	—	7,170,600
Wireless Telecommunication Services	21,168,420	—	—	21,168,420
Total Common Stocks	1,664,137,157	—	5,938,726	1,670,075,883
Total Preferred Stocks*	—	—	5,276,375	5,276,375
Total Convertible Preferred Stock*	—	—	132,333	132,333
Total Short-Term Investments*	207,006,639	—	—	207,006,639
Total Investments	$1,871,143,796	$—	$11,347,434	$1,882,491,230

Collateral for securities loaned (Liability)	$—	$(130,730,995)	$—	$(130,730,995)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of June 30, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2015
Common Stock
Internet Software & Services	$4,366,276	$0	$—	$4,366,276	$0
Real Estate Management & Development	300,986	850,098	421,366	1,572,450	850,098
Preferred Stocks
Real Estate Management & Development	2,671,296	2,605,079	—	5,276,375	2,605,079
Convertible Preferred Stock
Internet Software & Services	181,797	(49,464)	—	132,333	(49,464)

Total	$7,520,355	$3,405,713	$421,366	$11,347,434	$3,405,713

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$1,806,215,586
Affiliated investments at value (c)	76,275,644
Cash	13,600
Receivable for:
Investments sold	2,678,680
Fund shares sold	1,102,199
Dividends	544,278
Dividends on affiliated investments	3,832

Total Assets	1,886,833,819
Liabilities
Collateral for securities loaned	130,730,995
Payables for:
Investments purchased	2,633,257
Fund shares redeemed	473,276
Accrued expenses:
Management fees	1,032,764
Distribution and service fees	229,941
Deferred trustees’ fees	76,247
Other expenses	261,361

Total Liabilities	135,437,841

Net Assets	$1,751,395,978

Net assets consist of:
Paid in surplus	$1,026,611,769
Accumulated net investment loss	(5,482,449)
Accumulated net realized gain	146,331,025
Unrealized appreciation on investments	583,935,633

Net Assets	$1,751,395,978

Net Assets
Class A	$634,248,080
Class B	1,093,810,890
Class E	23,337,008
Capital Shares Outstanding*
Class A	55,083,779
Class B	100,388,311
Class E	2,093,653
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.51
Class B	10.90
Class E	11.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $165,538,717.
(b)	Identified cost of investments, excluding affiliated investments, was $1,222,279,953.
(c)	Identified cost of affiliated investments was $76,275,644.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$5,895,005
Dividends from affiliated investments	17,825
Securities lending income	446,638

Total investment income	6,359,468
Expenses
Management fees	6,570,282
Administration fees	20,564
Custodian and accounting fees	81,043
Distribution and service fees—Class B	1,358,865
Distribution and service fees—Class E	17,211
Audit and tax services	19,863
Legal	14,292
Trustees’ fees and expenses	19,698
Shareholder reporting	76,646
Insurance	5,352
Miscellaneous	20,773

Total expenses	8,204,589
Less management fee waiver	(366,741)
Less broker commission recapture	(8,901)

Net expenses	7,828,947

Net Investment Loss	(1,469,479)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	147,196,915
Foreign currency transactions	2,523

Net realized gain	147,199,438

Net change in unrealized appreciation (depreciation) on:
Investments	(10,745,174)
Foreign currency transactions	12

Net change in unrealized depreciation	(10,745,162)

Net realized and unrealized gain	136,454,276

Net Increase in Net Assets From Operations	$134,984,797

(a)	Net of foreign withholding taxes of $22,642.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,469,479)	$(4,117,579)
Net realized gain	147,199,438	276,530,818
Net change in unrealized depreciation	(10,745,162)	(63,119,580)

Increase in net assets from operations	134,984,797	209,293,659

From Distributions to Shareholders
Net realized capital gains
Class A	(96,778,546)	(74,530,486)
Class B	(173,257,716)	(105,958,502)
Class E	(3,629,858)	(2,142,925)

Total distributions	(273,666,120)	(182,631,913)

Increase (decrease) in net assets from capital share transactions	156,325,676	(195,155,536)

Total increase (decrease) in net assets	17,644,353	(168,493,790)

Net Assets
Beginning of period	1,733,751,625	1,902,245,415

End of period	$1,751,395,978	$1,733,751,625

Accumulated net investment loss
End of period	$(5,482,449)	$(4,012,970)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,976,865	$25,995,647	10,455,892	$117,964,931
Reinvestments	8,300,047	96,778,546	6,781,664	74,530,486
Redemptions	(6,256,404)	(81,235,263)	(31,212,005)	(356,341,751)

Net increase (decrease)	4,020,508	$41,538,930	(13,974,449)	$(163,846,334)

Class B
Sales	2,638,324	$32,732,852	5,335,633	$61,279,438
Reinvestments	15,693,634	173,257,716	10,072,101	105,958,502
Redemptions	(7,581,904)	(94,057,734)	(17,235,099)	(198,121,045)

Net increase (decrease)	10,750,054	$111,932,834	(1,827,365)	$(30,883,105)

Class E
Sales	123,515	$1,583,023	190,302	$2,230,587
Reinvestments	321,511	3,629,858	200,086	2,142,925
Redemptions	(185,936)	(2,358,969)	(411,686)	(4,799,609)

Net increase (decrease)	259,090	$2,853,912	(21,298)	$(426,097)

Increase (decrease) derived from capital shares transactions		$156,325,676		$(195,155,536)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.52		$12.29	$9.53	$9.53	$9.90	$7.73

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	(0.01)	(0.01)	0.02	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.03		1.45	3.38	1.28	(0.09)	2.18

Total from investment operations	1.03		1.44	3.37	1.30	(0.11)	2.17

Less Distributions
Distributions from net investment income	0.00		0.00	(0.05)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.04)		(1.21)	(0.56)	(1.30)	(0.26)	0.00

Total distributions	(2.04)		(1.21)	(0.61)	(1.30)	(0.26)	0.00

Net Asset Value, End of Period	$11.51		$12.52	$12.29	$9.53	$9.53	$9.90

Total Return (%) (c)	8.00	(d)	13.04	36.96	13.93	(1.40)	28.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	0.78	0.78	0.78	0.78	0.79
Net ratio of expenses to average net assets (%) (f)	0.74	(e)	0.74	0.75	0.76	0.76	0.77
Ratio of net investment income (loss) to average net assets (%)	(0.01	)(e)	(0.08)	(0.12)	0.17	(0.21)	(0.10)
Portfolio turnover rate (%)	11	(d)	23	25	30	38	28
Net assets, end of period (in millions)	$634.2		$639.3	$799.0	$642.5	$565.8	$764.5

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.96		$11.82	$9.19	$9.25	$9.64	$7.55

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)		(0.04)	(0.04)	(0.01)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	1.00		1.39	3.25	1.25	(0.09)	2.12

Total from investment operations	0.98		1.35	3.21	1.24	(0.13)	2.09

Less Distributions
Distributions from net investment income	0.00		0.00	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.04)		(1.21)	(0.56)	(1.30)	(0.26)	0.00

Total distributions	(2.04)		(1.21)	(0.58)	(1.30)	(0.26)	0.00

Net Asset Value, End of Period	$10.90		$11.96	$11.82	$9.19	$9.25	$9.64

Total Return (%) (c)	7.96	(d)	12.77	36.58	13.68	(1.65)	27.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(e)	1.03	1.03	1.03	1.03	1.04
Net ratio of expenses to average net assets (%) (f)	0.99	(e)	0.99	1.00	1.01	1.01	1.02
Ratio of net investment loss to average net assets (%)	(0.26	)(e)	(0.33)	(0.37)	(0.08)	(0.45)	(0.33)
Portfolio turnover rate (%)	11	(d)	23	25	30	38	28
Net assets, end of period (in millions)	$1,093.8		$1,072.1	$1,081.0	$873.9	$820.0	$796.7
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.19		$12.01	$9.33	$9.36	$9.75	$7.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.03)	(0.03)	0.00 (b)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	1.01		1.42	3.30	1.27	(0.09)	2.15

Total from investment operations	1.00		1.39	3.27	1.27	(0.13)	2.13

Less Distributions
Distributions from net investment income	0.00		0.00	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.04)		(1.21)	(0.56)	(1.30)	(0.26)	0.00

Total distributions	(2.04)		(1.21)	(0.59)	(1.30)	(0.26)	0.00

Net Asset Value, End of Period	$11.15		$12.19	$12.01	$9.33	$9.36	$9.75

Total Return (%) (c)	7.98	(d)	12.92	36.68	13.85	(1.63)	27.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(e)	0.93	0.93	0.93	0.93	0.94
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.89	0.90	0.91	0.91	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.16	)(e)	(0.23)	(0.27)	0.01	(0.36)	(0.27)
Portfolio turnover rate (%)	11	(d)	23	25	30	38	28
Net assets, end of period (in millions)	$23.3		$22.4	$22.3	$17.4	$18.3	$24.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-13

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFICs), return of capital adjustments and ordinary loss netting to reduce short term capital gains. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-14

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-15

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$180,748,578	$0	$286,777,653

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $952,200 in purchases, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$6,570,282	0.750%	All

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2015 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

MIST-16

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2015	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	61,346,536	145,181,637	(130,252,529)	76,275,644	$0	$17,825

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$11,215,570	$7,918,886	$171,416,343	$87,583,827	$182,631,913	$95,502,713

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$10,270,154	$263,191,955	$590,070,847	$—	$863,532,956

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on May 1, 2015, the Class A and B shares of the TCW Core Fixed Income Portfolio returned -0.90% and -0.90%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -1.33%.

MARKET ENVIRONMENT / CONDITIONS

After seemingly hiding in plain sight for the past couple of years of a much longer running saga, Greece’s financial problems became manifest once again near quarter-end as fatigue from European Central bank enforced austerity and reform set the stage for a referendum on which a “No” vote would repudiate debt terms and potentially precipitate an exit from the eurozone. Meanwhile, the Chinese equity market tumbled some 20% in June, having run up more than 60% year-to-date and 150% since mid-2014. The decline triggered a series of government initiatives to arrest the fall, but met with muted response from the market there, calling into question Beijing’s ability to deal with the excesses built up in its economy. Closer to home, the government of Puerto Rico announced that its debt level was not sustainable and would require some accommodation to relieve a burden of 10 times the average debt-to-gross domestic product (GDP) of U.S. states. Though markets largely shrugged off the developments, June began to reveal increased volatility and risk aversion, accompanied by fears of challenging liquidity conditions across the fixed income markets.

The late-quarter headlines out of Greece, China and Puerto Rico overshadowed the Federal Reserve (the “Fed”) and its ongoing contemplations over a rate hike, for which the consensus has estimated a 50% probability of it occurring in 2015. More significantly, the market did push yields up by over 40 basis points on the 10-Year U.S. Treasury and nearly 60 basis points on the 30-Year U.S. Treasury during the second quarter, reversing the early-year rally that had factored in a moderate risk of global deflation. Continuing strength in job creation, along with signs of a pick-up in long-lagging wage growth, contributed to the sentiment, as did expectations that 2014’s decline in oil prices would likely normalize to some degree, with an attendant lift in consumer price index (CPI) readings. By the end of June, higher risk premiums joined the increased U.S. Treasury yields to deliver a 1.7% decline to the Barclays U.S. Aggregate Bond Index for the second quarter, while pulling the year-to-date total return into a very slight loss. Among domestic fixed income sectors, only two posted non-negative returns: Asset-Backed Securities (“ABS”) at 0.2% and, ironically, High Yield corporates, which survived a rough June to remain flat for the period. Municipals and Utilities, typically of longer duration, were both down more than 5% for the period, contributing to an overall decline in investment grade credit of just less than 3%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

From a strategy perspective, Portfolio duration at period end remained short that of the benchmark by six-tenths of a year, with term structure reflecting a modified bullet orientation favoring the 7- to 10-year stretch of the yield curve. Market speculation about the Fed’s moves will likely lead to tactical trading along the curve for value-added opportunities, while retaining a disciplined approach that will incrementally add to duration relative to the benchmark should rates push higher. Overall sector positioning remained conservative, with an eye toward preserving liquidity for deployment on increased volatility. Part of the liquidity maintenance consideration includes the potential use of U.S. Treasury futures to maximize flexibility and minimize trading costs. At period end, Portfolio themes remained largely consistent with those prevailing over the first half of the year, namely an ongoing underweight to credit that favors Financials over Industrials within the sector.

At period end, good relative value persisted among non-Agency Mortgage-Backed Securities (“MBS”), predicated on the factors described above, representing a constructive viewpoint on downside protection in the event of rate and spread sector volatility. ABS backed by student loan receivables guaranteed under the Federal Family Educational Loan Program remained an overweight as well, providing good relative yield in support of the Portfolio’s underweight duration profile as the exposure is exclusively floating rate in orientation. Finally, Agency MBS remained an underweight due to the technical overhang from the Fed’s 2014 exit from new purchases.

MIST-1

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

Throughout the reporting period the Portfolio ramped up exposure across fixed income sectors with allocations at period-end reaching approximately 17% in Credit, 10% in non-Agency MBS, 23% in Agency MBS, 11% in Commercial MBS and 9% in ABS, with the remaining 30% in U.S. Government bonds, and a small allocation to Cash and Equivalents.

Rivelle, Tad

Whalen, Bryan

Landmann, Laird

Kane, Stephen

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

CUMULATIVE RETURNS (%) (FOR THE PERIOD ENDED JUNE 30, 2015)

Since Inception[2]
TCW Core Fixed Income Portfolio
Class A	-0.90
Class B	-0.90
Barclays U.S. Aggregate Bond Index	-1.33

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception date of the Class A and Class B shares is 5/1/2015. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	59.6
Corporate Bonds & Notes	14.7
Asset-Backed Securities	9.6
Mortgage-Backed Securities	7.2
Municipals	0.1

MIST-3

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value May 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** May 1, 2015 to June 30, 2015
Class A(a)(b)	Actual	0.48%	$1,000.00	$991.00	$0.80
	Hypothetical*	0.48%	$1,000.00	$1,007.55	$0.81

Class B(a)(b)	Actual	0.73%	$1,000.00	$991.00	$1.21
	Hypothetical*	0.73%	$1,000.00	$1,007.15	$1.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent two month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (61 days) in the most recent two month period, divided by 365 (to reflect the two month period).

(a) Commencement of operations was May 1, 2015.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

U.S. Treasury & Government Agencies—59.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—27.1%
Fannie Mae 15 Yr. Pool
2.500%, TBA (a)	12,600,000	$12,752,635
3.000%, TBA (a)	4,350,000	4,506,634
3.500%, TBA (a)	4,350,000	4,587,687
Fannie Mae 30 Yr. Pool
3.000%, TBA (a)	91,650,000	91,308,100
3.500%, TBA (a)	118,205,000	121,815,796
4.000%, TBA (a)	54,430,000	57,667,518
4.500%, TBA (a)	19,100,000	20,648,892
Fannie Mae Pool
2.470%, 01/01/23	2,500,000	2,490,208
2.740%, 03/01/25	2,203,840	2,184,313
2.800%, 06/01/25	4,950,000	4,899,148
3.320%, 08/01/26	1,895,000	1,926,172
3.500%, 01/01/44	20,269,448	20,920,334
3.600%, 08/01/23	2,448,000	2,613,611
3.650%, 09/01/23	4,579,701	4,879,655
3.750%, 09/01/23	4,526,727	4,853,875
3.920%, 10/01/23	1,730,000	1,877,168
4.380%, 06/01/21	7,653,954	8,427,735
4.382%, 04/01/21	7,410,480	8,199,656
4.570%, 01/01/21	1,495,806	1,662,779
4.575%, 02/01/20	4,146,384	4,588,026
Fannie Mae-ACES
0.356%, 11/25/18 (b)	10,061,030	10,062,519
0.434%, 03/25/19 (b)	8,125,000	8,122,652
0.537%, 05/25/18 (b)	2,905,992	2,910,737
0.537%, 08/25/18 (b)	2,257,957	2,261,771
2.900%, 01/25/25	10,090,000	10,077,831
3.160%, 12/25/24 (b)	10,046,956	10,212,098
Freddie Mac 30 Yr. Gold Pool
3.500%, 01/01/45	10,019,042	10,341,954
3.500%, 04/01/45	20,159,259	20,798,365
3.500%, 06/01/45	15,796,691	16,315,622
Freddie Mac Multi-family Structured Pass-Through Certificates
0.737%, 07/25/20 (b)	3,306,868	3,329,126
0.811%, 07/25/20 (b)	3,391,954	3,414,321
1.873%, 01/25/18	2,806,422	2,819,755
3.205%, 03/25/25	9,635,000	9,824,482
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (a)	8,040,000	8,116,003
3.500%, 04/20/45	5,045,459	5,263,571
3.500%, 05/20/45	5,014,863	5,231,653
3.500%, TBA (a)	34,635,000	35,945,994
4.000%, TBA (a)	7,730,000	8,191,838
4.500%, TBA (a)	4,300,000	4,636,609

		560,686,843

Federal Agencies—2.9%
Federal Home Loan Bank
Zero Coupon, 09/04/15	52,195,000	52,189,259
1.250%, 06/28/30 (c)	8,190,000	8,193,464

		60,382,723

U.S. Treasury—29.6%
U.S. Treasury Bonds 3.000%, 05/15/45	86,805,000	85,068,900
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45	11,111,761	10,149,905
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25	17,130,449	16,802,555
U.S. Treasury Notes
0.625%, 05/31/17	149,455,000	149,431,685
0.625%, 06/30/17	32,360,000	32,347,347
1.500%, 05/31/20	41,260,000	41,034,349
1.625%, 06/30/20	153,660,000	153,635,983
2.125%, 05/15/25	127,690,000	125,375,619

		613,846,343

Total U.S. Treasury & Government Agencies (Cost $1,237,386,772)		1,234,915,909

Corporate Bonds & Notes—14.7%

Airlines—0.4%
America West Airlines Pass-Through Trust 8.057%, 07/02/20	713,735	802,952
Continental Airlines Pass-Through Trust 6.545%, 02/02/19	2,804,505	3,072,615
JetBlue Airways Pass-Through Trust 0.649%, 08/15/16 (b)	332,030	330,370
0.724%, 11/15/16 (b)	463,000	456,055
U.S. Airways Pass-Through Trust
6.250%, 04/22/23	1,001,382	1,126,555
7.076%, 03/20/21	1,978,418	2,146,584

		7,935,131

Auto Manufacturers—0.4%
Ford Motor Credit Co. LLC 4.207%, 04/15/16	6,600,000	6,750,058
General Motors Co. 5.200%, 04/01/45	1,800,000	1,782,792

		8,532,850

Banks—4.2%
Bank of America Corp.
4.875%, 04/01/44	900,000	914,152
5.000%, 01/21/44	4,000,000	4,153,132
6.000%, 09/01/17	700,000	761,715
6.500%, 08/01/16	4,610,000	4,862,969
Bank of America N.A. 5.300%, 03/15/17	5,500,000	5,825,402
Capital One N.A. 1.650%, 02/05/18	755,000	749,211
Chase Capital VI 0.903%, 08/01/28 (b)	2,000,000	1,725,000
Citigroup, Inc. 6.125%, 11/21/17	6,000,000	6,599,832
Credit Suisse Group Funding Guernsey, Ltd. 4.875%, 05/15/45 (144A)	1,600,000	1,539,477

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Discover Bank
2.000%, 02/21/18	1,000,000	$997,553
3.100%, 06/04/20	3,000,000	2,997,015
Goldman Sachs Group, Inc. (The)
0.954%, 05/22/17 (b)	1,000,000	999,982
1.884%, 11/29/23 (b)	4,800,000	4,878,542
3.625%, 02/07/16	5,619,000	5,710,022
6.250%, 09/01/17	2,830,000	3,098,159
JPMorgan Chase & Co.
2.600%, 01/15/16	6,000,000	6,047,604
6.300%, 04/23/19	3,415,000	3,912,303
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	2,015,000	2,197,061
JPMorgan Chase Capital XIII 1.232%, 09/30/34 (b)	2,300,000	1,957,875
JPMorgan Chase Capital XXI 1.229%, 02/02/37 (b)	3,000,000	2,501,250
Morgan Stanley
1.750%, 02/25/16	3,475,000	3,489,143
4.300%, 01/27/45	2,000,000	1,868,794
5.625%, 09/23/19	4,050,000	4,538,406
6.625%, 04/01/18	475,000	532,977
Royal Bank of Scotland Group plc
2.550%, 09/18/15	5,500,000	5,515,378
6.400%, 10/21/19	2,500,000	2,793,810
UBS AG 1.375%, 06/01/17	5,000,000	4,988,305

		86,155,069

Commercial Services—0.1%
Catholic Health Initiatives 4.350%, 11/01/42	1,600,000	1,463,158
Northwestern University 4.643%, 12/01/44	1,500,000	1,618,620

		3,081,778

Computers—0.1%
Apple, Inc. 4.375%, 05/13/45	1,860,000	1,832,930

Diversified Financial Services—0.6%
Capital One Bank USA N.A.
1.150%, 11/21/16	3,250,000	3,238,508
1.200%, 02/13/17	1,475,000	1,467,541
International Lease Finance Corp.
6.750%, 09/01/16 (144A)	2,000,000	2,103,750
7.125%, 09/01/18 (144A)	5,850,000	6,522,750

		13,332,549

Electric—1.8%
Appalachian Power Co. 4.450%, 06/01/45	2,200,000	2,110,834
CenterPoint Energy Houston Electric LLC 3.550%, 08/01/42	1,945,000	1,706,327

Electric—(Continued)
Duke Energy Carolinas LLC 4.250%, 12/15/41	3,300,000	3,246,639
Duke Energy Progress, Inc. 4.100%, 05/15/42	1,000,000	956,999
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	3,250,000	3,765,515
El Paso Electric Co. 3.300%, 12/15/22	825,000	795,792
Entergy Corp. 4.000%, 07/15/22	4,000,000	4,030,756
Exelon Corp. 1.550%, 06/09/17	4,075,000	4,080,790
Florida Power & Light Co. 4.050%, 10/01/44	590,000	572,883
International Transmission Co. 4.625%, 08/15/43 (144A)	2,750,000	2,891,960
IPALCO Enterprises, Inc. 5.000%, 05/01/18	560,000	590,800
Jersey Central Power & Light Co. 5.625%, 05/01/16	1,082,000	1,117,853
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	960,552
NextEra Energy Capital Holdings, Inc. 1.586%, 06/01/17	4,000,000	4,008,688
PacifiCorp. 3.350%, 07/01/25	2,000,000	2,001,396
Public Service Electric & Gas Co. 4.050%, 05/01/45	3,000,000	2,863,173
Xcel Energy, Inc. 3.300%, 06/01/25	2,375,000	2,333,243

		38,034,200

Food—0.2%
HJ Heinz Co. 5.200%, 07/15/45 (144A)	3,270,000	3,351,165

Gas—0.1%
Laclede Group, Inc. (The) 4.700%, 08/15/44	1,944,000	1,935,963

Healthcare-Services—0.3%
Baylor Scott & White Holdings 4.185%, 11/15/45	1,300,000	1,207,388
Hartford HealthCare Corp. 5.746%, 04/01/44	1,000,000	1,086,588
North Shore-Long Island Jewish Health Care, Inc. 4.800%, 11/01/42	1,600,000	1,497,483
Providence Health & Services Obligated Group 0.934%, 10/01/15 (b)	1,200,000	1,200,562
Southern Baptist Hospital of Florida, Inc. 4.857%, 07/15/45	1,250,000	1,250,536

		6,242,557

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—0.7%
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	2,400,000	$2,363,275
Berkshire Hathaway, Inc. 4.500%, 02/11/43	1,455,000	1,458,745
Farmers Exchange Capital III 5.454%, 10/15/54 (144A) (b)	3,530,000	3,451,383
Teachers Insurance & Annuity Association of America 4.375%, 09/15/54 (144A) (b)	3,500,000	3,518,022
ZFS Finance USA Trust II 6.450%, 12/15/65 (144A) (b)	3,000,000	3,068,310

		13,859,735

Media—0.1%
Comcast Corp. 4.400%, 08/15/35	1,500,000	1,489,458

Oil & Gas—0.3%
Anadarko Petroleum Corp. 4.500%, 07/15/44	620,000	569,811
Devon Energy Corp. 5.000%, 06/15/45	815,000	804,580
Exxon Mobil Corp. 3.567%, 03/06/45	2,775,000	2,512,002
Noble Energy, Inc. 5.050%, 11/15/44	1,050,000	1,006,033
Shell International Finance B.V. 4.375%, 05/11/45	2,000,000	1,974,144

		6,866,570

Pharmaceuticals—0.3%
AbbVie, Inc. 1.800%, 05/14/18	3,500,000	3,489,713
Actavis Funding SCS 4.750%, 03/15/45	2,000,000	1,904,108

		5,393,821

Pipelines—1.2%
Boardwalk Pipelines L.P. 5.750%, 09/15/19	3,000,000	3,169,629
Columbia Pipeline Group, Inc. 2.450%, 06/01/18 (144A)	2,250,000	2,267,374
Energy Transfer Partners L.P.
2.500%, 06/15/18	2,500,000	2,503,810
4.650%, 06/01/21	1,700,000	1,744,785
5.150%, 03/15/45	3,065,000	2,708,093
EnLink Midstream Partners L.P. 4.150%, 06/01/25	1,700,000	1,655,205
Enterprise Products Operating LLC 4.900%, 05/15/46	1,250,000	1,177,330
Spectra Energy Partners L.P. 2.950%, 06/15/16	1,963,000	1,990,568
TC PipeLines L.P. 4.650%, 06/15/21	3,840,000	3,997,494
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	3,275,000	3,065,145

		24,279,433

Real Estate—0.1%
WEA Finance LLC / Westfield UK & Europe Finance plc 2.700%, 09/17/19 (144A)	2,770,000	2,774,080

Real Estate Investment Trusts—3.1%
Alexandria Real Estate Equities, Inc.
2.750%, 01/15/20	475,000	470,169
4.600%, 04/01/22	1,292,000	1,361,038
BioMed Realty L.P.
3.850%, 04/15/16	2,400,000	2,445,111
4.250%, 07/15/22	1,500,000	1,519,311
DDR Corp. 9.625%, 03/15/16	3,750,000	3,956,156
ERP Operating L.P. 5.125%, 03/15/16	4,487,000	4,615,400
HCP, Inc. 3.750%, 02/01/16	4,000,000	4,052,076
4.000%, 06/01/25	975,000	954,528
4.250%, 11/15/23	3,216,000	3,242,024
Health Care REIT, Inc.
3.625%, 03/15/16	7,700,000	7,815,007
6.200%, 06/01/16	440,000	458,658
Healthcare Realty Trust, Inc.
3.750%, 04/15/23	1,850,000	1,807,622
5.750%, 01/15/21	538,000	595,742
Kilroy Realty L.P. 5.000%, 11/03/15	5,865,000	5,932,635
Kimco Realty Corp.
5.584%, 11/23/15	1,625,000	1,652,672
5.783%, 03/15/16	1,561,000	1,609,063
Mid-America Apartments L.P. 5.500%, 10/01/15	2,947,000	2,978,336
Reckson Operating Partnership L.P. 6.000%, 03/31/16	4,000,000	4,131,432
Regency Centers L.P.
5.250%, 08/01/15	2,500,000	2,508,060
5.875%, 06/15/17	1,000,000	1,080,816
SL Green Realty Corp. 5.000%, 08/15/18	1,500,000	1,605,990
Ventas Realty L.P. / Ventas Capital Corp. 3.125%, 11/30/15	8,940,000	9,012,074

		63,803,920

Retail—0.1%
Wal-Mart Stores, Inc.
4.300%, 04/22/44	1,000,000	1,002,651
4.750%, 10/02/43	1,400,000	1,491,174

		2,493,825

Software—0.1%
Microsoft Corp. 3.750%, 02/12/45	2,150,000	1,938,528

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—0.4%
AT&T, Inc. 4.750%, 05/15/46	4,175,000	$3,799,142
Verizon Communications, Inc. 4.862%, 08/21/46	4,400,000	4,118,030

		7,917,172

Transportation—0.1%
Burlington Northern Santa Fe LLC
4.150%, 04/01/45	1,300,000	1,198,996
4.550%, 09/01/44	1,605,000	1,579,834
		2,778,830

Total Corporate Bonds & Notes (Cost $307,193,522)		304,029,564

Asset-Backed Securities—9.6%

Asset-Backed-Home Equity—2.0%
Asset Backed Securities Corp. Home Equity Loan Trust 0.345%, 05/25/36 (b)	4,089,658	3,830,733
Asset-Backed Funding Certificates Trust 0.817%, 03/25/35 (b)	8,236,859	8,032,915
JPMorgan Mortgage Acquisition Corp. 0.657%, 06/25/35 (b)	8,803,000	8,188,542
MASTR Asset-Backed Securities Trust 0.597%, 06/25/35 (b)	8,190,000	8,155,602
Option One Mortgage Loan Trust 0.847%, 05/25/35 (b)	5,550,000	5,320,396
Wells Fargo Home Equity Trust 0.617%, 04/25/35 (b)	8,215,000	8,064,279

		41,592,467

Asset-Backed - Other—2.8%
Cedar Funding III CLO, Ltd. 1.806%, 05/20/26 (144A) (b)	2,600,000	2,605,626
Citigroup Mortgage Loan Trust, Inc. 0.637%, 05/25/35 (b)	7,155,000	6,968,376
Encore Credit Receivables Trust 0.607%, 01/25/36 (b)	8,200,000	8,160,312
GSAMP Trust 0.867%, 10/25/34 (b)	6,195,233	5,790,871
HSI Asset Securitization Corp. Trust 0.377%, 12/25/35 (b)	7,490,086	7,354,021
Long Beach Mortgage Loan Trust 0.982%, 02/25/35 (b)	7,981,584	7,937,422
Magnetite, Ltd.
1.697%, 07/25/26 (144A) (b)	5,000,000	4,989,295
1.755%, 04/15/26 (144A) (b)	2,710,000	2,710,545
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 0.937%, 03/25/35 (b)	7,730,744	7,676,907
Voya CLO, Ltd. 1.725%, 07/17/26 (144A) (b)	2,850,000	2,850,433

		57,043,808

Asset-Backed - Student Loan—4.8%
Navient Student Loan Trust 1.689%, 10/25/58 (b)	2,470,000	2,210,924
Nelnet Student Loan Trust 0.835%, 02/26/46 (144A) (b)	5,295,000	5,227,715
SLC Student Loan Trust
0.396%, 03/15/27 (b)	2,450,000	2,415,230
0.446%, 12/15/38 (b)	8,310,000	7,375,308
0.446%, 09/15/39 (b)	11,000,000	10,239,493
SLM Student Loan Trust
0.337%, 01/25/22 (b)	10,320,000	9,955,332
0.427%, 10/25/29 (b)	10,200,000	9,963,625
0.787%, 11/25/27 (b)	7,948,758	7,966,325
0.827%, 04/27/26 (144A) (b)	10,000,000	10,000,300
0.937%, 05/26/26 (b)	9,890,000	10,013,783
0.937%, 01/25/45 (144A) (b)	5,253,402	5,258,104
1.027%, 10/25/40 (b)	10,240,000	10,066,074
1.777%, 04/25/23 (b)	1,933,657	1,983,706
Wachovia Student Loan Trust 0.447%, 04/25/40 (144A) (b)	7,500,000	6,833,445

		99,509,364

Total Asset-Backed Securities (Cost $198,432,292)		198,145,639

Mortgage-Backed Securities—7.2%

Collateralized Mortgage Obligations—1.5%
Citigroup Mortgage Loan Trust, Inc. 0.397%, 05/20/47 (144A)	5,350,000	5,169,438
Credit Suisse Mortgage Capital Certificates
0.421%, 05/27/37 (144A) (b)	5,668,036	5,614,937
2.403%, 01/27/36 (144A) (b)	2,281,899	2,262,780
Morgan Stanley Mortgage Loan Trust 0.457%, 09/25/35 (b)	6,054,034	5,998,670
Morgan Stanley Re-REMIC Trust 2.507%, 01/26/51 (144A) (b)	7,458,001	7,482,702
Nomura Resecuritization Trust 0.485%, 08/26/37 (144A) (b)	5,250,199	5,023,554

		31,552,081

Commercial Mortgage-Backed Securities—5.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.328%, 09/10/47 (b)	2,189,675	2,200,757
Commercial Mortgage Trust 0.824%, 08/15/45	4,532,930	4,526,258
DBRR Trust 4.537%, 07/12/44 (144A) (b)	3,000,000	3,303,084
Greenwich Capital Commercial Funding Corp. 5.224%, 04/10/37 (b)	4,420,223	4,425,659
GS Mortgage Securities Trust 2.539%, 01/10/45	9,095,000	9,239,847
JPMorgan Chase Commercial Mortgage Securities Trust
1.797%, 10/15/45	10,000,000	10,069,310
2.206%, 05/15/45	4,603,186	4,667,608
4.311%, 08/05/32 (144A)	6,658,000	7,156,005
5.481%, 12/12/44 (b)	2,020,658	2,039,656

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
LB-UBS Commercial Mortgage Trust 5.156%, 02/15/31	1,668,681	$1,684,881
Morgan Stanley Bank of America Merrill Lynch Trust 0.738%, 02/15/46	4,545,386	4,539,363
Morgan Stanley Capital I Trust
0.346%, 04/15/49 (b)	6,938,996	6,915,897
2.111%, 03/15/45	5,500,000	5,565,549
3.884%, 09/15/47 (144A)	4,394,862	4,429,300
4.700%, 09/15/47 (144A)	1,490,000	1,610,134
Morgan Stanley Re-REMIC Trust 0.637%, 08/26/47 (144A)	9,665,000	9,230,075
UBS-Barclays Commercial Mortgage Trust 1.006%, 05/10/63	3,536,277	3,540,874
WF-RBS Commercial Mortgage Trust
2.191%, 04/15/45	15,165,000	15,363,176
3.791%, 02/15/44 (144A)	7,965,768	8,014,726

		108,522,159

Other Mortgage Securities—0.5%
Credit Suisse Mortgage Capital Certificates
0.461%, 04/27/47 (144A) (b)	5,203,141	4,988,362
1.056%, 09/27/46 (144A)	5,242,022	5,063,808

		10,052,170

Total Mortgage-Backed Securities (Cost $150,631,650)		150,126,410

Municipals—0.1%
New York City Transitional Finance Authority, Future Tax Secured Revenue 5.267%, 05/01/27 (Cost $2,425,651)	2,150,000	2,439,153

Short-Term Investments—29.2%

Commercial Paper—0.7%
National Rural Utilities Cooperative Finance Corp. 0.085%, 07/06/15 (d)	15,505,000	15,504,785

Discount Notes—8.6%
Federal Agricultural Mortgage Corp. 0.075%, 08/25/15 (d)	47,530,000	47,524,554
Federal Home Loan Bank
0.040%, 08/12/15 (d)	70,000,000	69,996,734
0.040%, 08/24/15 (d)	50,000,000	49,997,000
0.049%, 08/14/15 (d)	10,080,000	10,079,396

		177,597,684

Mutual Fund—17.8%
SSgA Prime Money Market Fund 0.035% (e)	369,698,775	369,698,775

U.S. Treasury—2.1%
U.S. Treasury Bills
0.001%, 09/10/15 (d) (f)	518,000	518,015
0.015%, 10/01/15 (d)	43,680,000	43,678,326

		44,196,341

Total Short-Term Investments (Cost $606,997,569)		606,997,585

Total Investments—120.4% (Cost $2,503,067,456) (g)		2,496,654,260
Other assets and liabilities (net)—(20.4)%		(423,845,522)

Net Assets—100.0%		$2,072,808,738

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(d)	The rate shown represents current yield to maturity.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2015.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2015, the market value of securities pledged was $518,015.
(g)	As of June 30, 2015, the aggregate cost of investments was $2,503,067,456. The aggregate unrealized appreciation and depreciation of investments were $1,914,800 and $(8,327,996), respectively, resulting in net unrealized depreciation of $(6,413,196).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, the market value of 144A securities was $148,143,299, which is 7.1% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(CLO)—	Collateralized Loan Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
U.S. Treasury Note 10 Year Futures	09/21/15	751	USD	94,988,070	$(232,992)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,234,915,909	$—	$1,234,915,909
Total Corporate Bonds & Notes*	—	304,029,564	—	304,029,564
Total Asset-Backed Securities*	—	198,145,639	—	198,145,639
Total Mortgage-Backed Securities*	—	150,126,410	—	150,126,410
Total Municipals	—	2,439,153	—	2,439,153
Short-Term Investments
Commercial Paper	—	15,504,785	—	15,504,785
Discount Notes	—	177,597,684	—	177,597,684
Mutual Fund	369,698,775	—	—	369,698,775
U.S. Treasury	—	44,196,341	—	44,196,341
Total Short-Term Investments	369,698,775	237,298,810	—	606,997,585
Total Investments	$369,698,775	$2,126,955,485	$—	$2,496,654,260

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(232,992)	$—	$—	$(232,992)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a)	$2,496,654,260
Cash	7,735,676
Receivable for:
Investments sold	70,150,191
TBA securities sold	35,708,087
Fund shares sold	491,153
Principal paydowns	11,816
Interest	5,166,055

Total Assets	2,615,917,238
Liabilities
Payables for:
Investments purchased	135,083,747
TBA securities purchased	407,338,754
Fund shares redeemed	103
Variation margin on futures contracts	11,924
Accrued Expenses:
Management fees	588,104
Distribution and service fees	2
Deferred trustees’ fees	2,690
Other expenses	83,176

Total Liabilities	543,108,500

Net Assets	$2,072,808,738

Net Assets Consist of:
Paid in surplus	$2,085,800,389
Undistributed net investment income	1,772,289
Accumulated net realized loss	(8,117,752)
Unrealized depreciation on investments and futures contracts	(6,646,188)

Net Assets	$2,072,808,738

Net Assets
Class A	$2,072,798,829
Class B	9,909
Capital Shares Outstanding*
Class A	209,171,062
Class B	1,000
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.91
Class B	9.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,503,067,456.

Statement of Operations

Period Ended June 30, 2015 (Unaudited) (a)

Investment Income
Interest	$2,860,364

Total investment income	2,860,364
Expenses
Management fees	1,259,074
Administration fees	5,413
Custodian and accounting fees	39,837
Distribution and service fees—Class B	4
Audit and tax services	17,428
Legal	14,939
Trustees’ fees and expenses	6,503
Shareholder reporting	20,416
Miscellaneous	1,335

Total expenses	1,364,949
Less management fee waiver	(276,874)

Net expenses	1,088,075

Net Investment Income	1,772,289

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(8,103,771)
Futures contracts	(13,981)

Net realized loss	(8,117,752)

Net change in unrealized depreciation on:
Investments	(6,413,196)
Futures contracts	(232,992)

Net change in unrealized depreciation	(6,646,188)

Net realized and unrealized loss	(14,763,940)

Net Decrease in Net Assets from Operations	$(12,991,651)

(a)	Commencement of operations was May 1, 2015.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

Period Ended June 30, 2015 (Unaudited)(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,772,289
Net realized loss	(8,117,752)
Net change in unrealized depreciation	(6,646,188)

Decrease in net assets from operations	(12,991,651)

Increase in net assets from capital share transactions	2,085,800,389

Total increase in net assets	2,072,808,738

Net Assets
Beginning of period	0

End of period	$2,072,808,738

Undistributed net investment income
End of period	$1,772,289

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended June 30, 2015 (Unaudited)(a)
	Shares	Value
Class A
Sales	209,237,377	$2,086,448,314
Redemptions	(66,315)	(657,925)

Net increase	209,171,062	$2,085,790,389

Class B
Sales	1,000	$10,000

Net increase	1,000	$10,000

Increase derived from capital shares transactions		$2,085,800,389

(a)	Commencement of operations was May 1, 2015.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Period Ended June 30, 2015(a) (Unaudited)

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.01
Net realized and unrealized loss on investments	(0.10)

Total from investment operations	(0.09)

Net Asset Value, End of Period	$9.91

Total Return (%) (c)	(0.90	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(e)
Net ratio of expenses to average net assets (%) (f)	0.48	(e)
Ratio of net investment income to average net assets (%)	0.77	(e)
Portfolio turnover rate (%) (g)	124	(d)
Net assets, end of period (in millions)	$2,072.8

	Class B
	Period Ended June 30, 2015(a) (Unaudited)

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.01
Net realized and unrealized loss on investments	(0.10)

Total from investment operations	(0.09)

Net Asset Value, End of Period	$9.91

Total Return (%) (c)	(0.90	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)
Net ratio of expenses to average net assets (%) (f)	0.73	(e)
Ratio of net investment income to average net assets (%)	0.43	(e)
Portfolio turnover rate (%) (g)	124	(d)
Net assets, end of period (in millions)	$0	(h)

(a)	Commencement of operations was May 1, 2015.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (See Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 104% for the period ended June 30, 2015.
(h)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”) (commenced operations on May 1, 2015), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively

MIST-14

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-15

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may

MIST-16

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts*	$232,992

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(13,981)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(232,992)

MIST-17

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

For the period ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$56,350,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-18

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the period ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,728,551,832	$648,186,135	$1,598,816,292	$9,071,101

Purchases and sales of mortgage dollar rolls and TBA transactions for the period ended June 30, 2015 were as follows:

Purchases	Sales
$945,062,270	$572,282,695

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the period ended June 30, 2015	% per annum	Average Daily Net Assets
$1,259,074	0.55%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

Amounts waived for the period ended June 30, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

MIST-19

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-20

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of Met Investors Series Trust (the “Trust”) held on February 11-12, 2015, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s management agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and TCW Investment Management Company (the “Sub-Adviser”) for the TCW Core Fixed Income Portfolio, a new series of the Trust (the “Portfolio”).

In reaching that decision, the Board reviewed a variety of materials provided by the Adviser and the Sub-Adviser relating to the Portfolio, including comparative fee and expense information for an appropriate peer group of similar mutual funds, performance information from the Adviser and the Sub-Adviser for another fund managed by the Sub-Adviser with strategies similar to the Portfolio’s proposed strategy, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser under their respective Agreements. The Independent Trustees also considered a report provided by the Board’s independent consultant, JDL Consultants, LLC, which reviewed and provided analyses regarding the proposed fees and expenses of the Portfolio, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. During the meeting held on February 11-12, 2015, the Board received presentations from the Adviser and Sub-Adviser regarding the Portfolio, during which representatives of the Adviser and Sub-Adviser responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser and Sub-Adviser; (2) the Sub-Adviser’s prior performance in managing assets in the strategy; (3) the Adviser’s and the Sub-Adviser’s personnel and operations; (4) the financial condition of the Sub-Adviser; (5) the level and method of computing the Portfolio’s proposed management and sub-advisory fees; (6) any “fall-out” benefits to the Adviser, the Sub-Adviser and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Adviser or their affiliates from the Adviser’s or Sub-Adviser’s relationship with the Trust); (7) the effect of potential growth in size on the Portfolio’s expenses; (8) fees paid by any comparable accounts of the Sub-Adviser; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Adviser’s affiliates.

After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Agreements with respect to the Portfolio. In making its approvals, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser supported the initial approval of the Agreements. In addition, the Board concluded that the proposed fees to be paid by the Portfolio to the Adviser and the Sub-Adviser appeared to be acceptable in light of the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser. Finally, the Board concluded that the proposed management and sub-advisory fees in some measure share economies of scale with shareholders. In approving the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Adviser would provide to the Portfolio. The Board considered the Adviser’s services as investment adviser to the Portfolio, including services relating to the selection and oversight of the Sub-Adviser, including, among other things, the Adviser’s oversight with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, its own compliance policies and procedures and applicable law. The Adviser’s role in coordinating the activities of the Portfolio’s other service providers was also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who have performed services for the other portfolios of the Trust and would be performing similar services to the Portfolio (e.g., overseeing the Sub-Adviser). In addition, the Board considered information received from the Trust’s Chief Compliance Officer regarding the Sub-Adviser’s and Portfolio’s compliance policies and procedures.

With respect to the services to be provided by the Sub-Adviser, the Board considered, among other things, information provided to the Board by the Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who would provide services to the Portfolio. The Board also considered the Sub-Adviser’s compliance program and regulatory history. The Board also took into account the financial condition of the Sub-Adviser.

MIST-21

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered the Sub-Adviser’s investment process and philosophy. The Board took into account that the Sub-Adviser’s responsibilities would entail the development and maintenance of an investment program for the Portfolio that would be consistent with the Portfolio’s investment objective, including the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

Performance. The Board took into account the investment strategy of the proposed Portfolio and noted the performance information related to the Sub-Adviser’s core fixed income strategy. The Board took into consideration that the strategy on a gross basis had outperformed the Barclays U.S. Aggregate Bond Index over the one-, three-, five- and ten-year periods ended December 31, 2014. The Board also considered that the strategy performed above the US SA Intermediate-Term Bond Average over the one-, three-, five- and ten-year periods ended September 30, 2014.

Fees and Expenses. The Board gave consideration to the proposed management fee payable under the Advisory Agreement and the proposed sub-advisory fee payable under the Sub-Advisory Agreement. In addition, the Independent Trustees, with the assistance of the independent consultant, also examined the proposed fees to be paid by the Portfolio in light of fees paid to other investment advisers by comparable funds and the method of computing the Portfolio’s proposed fee. In comparing the Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that the management fee encompasses both advisory and administrative services. With respect to the Portfolio, the Board took into account that the proposed contractual management fee is above the median of comparable funds. However, the Board noted that the Adviser has proposed a management fee waiver agreement with the Trust under which the Portfolio’s actual management fee would be below the median of comparable funds.

The Board noted that the sub-advisory fee for the Portfolio would be paid by the Adviser, not the Portfolio. It was further noted that the Adviser negotiates the sub-advisory fee at arm’s length. The Board further considered the amount of the sub-advisory fee to be paid by the Adviser and the amount of the management fee that it would retain in light of the services performed by the Sub-Adviser and Adviser, respectively.

Profitability. The Board observed that the Adviser agreed to waive a portion of its management fee (i.e., to forego initially some of its revenue and profit) in managing the Portfolio. As part of its evaluation of the Adviser’s compensation, the Board also considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. In addition, the Board took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser. The Board noted that the Distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the insurance products that invest in the Portfolio.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its fees. The Board noted that the Portfolio’s sub-advisory fee contains breakpoints that reduce the fee rate above specified asset levels. The Board observed that while the proposed contractual management fee does not contain breakpoints, the proposed management fee waiver does and the breakpoints would reduce the fee rate above specified asset levels roughly in parallel with the sub-advisory fee.

Other factors. The Board considered other benefits that may be realized by the Sub-Adviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. In conjunction with these considerations, the Board noted the anticipated costs of providing sub-advisory services to the Portfolio.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Sub-Adviser’s affiliations and the services to be provided to the Trust and the manner in which such conflicts would be mitigated.

MIST-22

Met Investors Series Trust

WMC Large Cap Research Portfolio

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2015, the Class A, B, and E shares of the WMC Large Cap Research Portfolio returned 4.14%, 4.11%, and 4.07%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 1.23%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities and other developed-market stocks rose during the six-month period as the S&P 500 Index posted a 1.2% return and the MSCI World Index posted a 2.9% return (gross). Emerging markets also rose, with the MSCI Emerging Markets Index posting a return of 3.1% (gross). The end of 2014 was a microcosm of the predominant year-long global fixed income trends: falling U.S. Treasury yields and dollar strength. Monetary policy and growth in the U.S. increasingly diverged from other parts of the world. Many central banks eased monetary policy during the first quarter of 2015, with some resorting to radical measures to counter falling inflation and stimulate growth. Macroeconomic data remained mixed in March, with the U.S. hitting a soft patch and Europe showing signs of economic recovery. Concerns about Greece’s bailout, on the other hand, intensified and global economic growth moderated toward the end of the period. Meanwhile, the Federal Reserve acknowledged weak first-quarter growth in the U.S., but appeared optimistic about a second-quarter rebound, suggesting it is still on track to raise rates this year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2015. As the Portfolio is generally managed in an industry-neutral manner, nearly all of the value added over the period came from security selection. In particular, stock selection within the Consumer Staples, Information Technology, and Financials sectors aided relative results, while selection was weaker within Consumer Discretionary and Utilities. Another key driver of outperformance over the period was the health care providers and services industry, which was boosted by a wave of merger and acquisition activity in the managed care space.

Freescale Semiconductor, Apple, Santander Consumer USA Holdings and Aetna were among the stocks that contributed most to relative performance during the period. Not owning benchmark laggard Procter and Gamble also aided relative results. Western Digital was among the Portfolio’s top detractors. The Portfolio’s underweight exposure to Walt Disney Company (eliminated during the period) and Gilead Sciences also weighed on relative performance, as did the decision to not own JPMorgan Chase.

As mentioned, the Portfolio is generally industry-neutral relative to the benchmark. On an absolute basis, the Portfolio’s largest exposures were to the technology hardware & equipment, pharma, biotech & life sciences, and health care & equipment services industries at the end of the period. Over the long term within the Health Care sector, we are focusing on companies that will generate sustainable, innovation-driven growth. The Portfolio had less exposure to the automobiles & components and transportation industries, and no exposure to the telecommunication services industry.

Cheryl M. Duckworth

Mark D. Mandel

Portfolio Managers

Wellington Management Company, LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

WMC Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2015

	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
WMC Large Cap Research Portfolio
Class A	4.14	10.71	17.28	7.32	—
Class B	4.11	10.46	16.99	—	5.27
Class E	4.07	10.53	17.10	—	5.37
S&P 500 Index	1.23	7.42	17.34	7.89	—
Russell 1000 Index	1.71	7.37	17.58	8.13	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

3 Inception dates of the Class A, Class B and Class E shares are 3/23/1998, 4/30/2007 and 4/30/2007, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2015

Top Holdings

% of Net Assets
Apple, Inc.	5.8
Wells Fargo & Co.	2.5
Google, Inc. - Class A	2.3
Bank of America Corp.	1.9
Cisco Systems, Inc.	1.9
Medtronic plc	1.7
Comcast Corp. - Class A	1.5
PNC Financial Services Group, Inc. (The)	1.4
American International Group, Inc.	1.4
Amazon.com, Inc.	1.4

Top Sectors

% of Net Assets
Information Technology	18.2
Financials	18.2
Health Care	15.9
Consumer Discretionary	12.3
Consumer Staples	9.9
Industrials	9.7
Energy	6.2
Utilities	4.3
Materials	3.9

MIST-2

Met Investors Series Trust

WMC Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period** January 1, 2015 to June 30, 2015
Class A(a)	Actual	0.52%	$1,000.00	$1,041.40	$2.63
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class B(a)	Actual	0.77%	$1,000.00	$1,041.10	$3.90
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class E(a)	Actual	0.67%	$1,000.00	$1,040.70	$3.39
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.5%
Boeing Co. (The)	139,460	$19,345,891
General Dynamics Corp.	45,380	6,429,892
Honeywell International, Inc.	228,777	23,328,391
Lockheed Martin Corp.	107,030	19,896,877
United Technologies Corp.	136,110	15,098,682

		84,099,733

Air Freight & Logistics—0.4%
Echo Global Logistics, Inc. (a)	47,280	1,544,165
FedEx Corp.	20,460	3,486,384
United Parcel Service, Inc. - Class B	42,700	4,138,057

		9,168,606

Airlines—0.1%
American Airlines Group, Inc.	17,840	712,441
United Continental Holdings, Inc. (a)	21,820	1,156,678

		1,869,119

Automobiles—0.6%
Harley-Davidson, Inc.	275,868	15,545,162

Banks—6.6%
Bank of America Corp.	2,711,190	46,144,454
Citizens Financial Group, Inc.	596,110	16,279,764
PNC Financial Services Group, Inc. (The)	348,250	33,310,113
Wells Fargo & Co.	1,068,430	60,088,503

		155,822,834

Beverages—3.5%
Anheuser-Busch InBev NV (ADR)	109,925	13,264,650
Coca-Cola Co. (The)	544,578	21,363,795
Dr Pepper Snapple Group, Inc.	114,367	8,337,354
Monster Beverage Corp. (a)	110,154	14,762,839
PepsiCo, Inc.	275,616	25,725,998

		83,454,636

Biotechnology—2.6%
Achillion Pharmaceuticals, Inc. (a) (b)	74,623	661,160
Alkermes plc (a)	146,760	9,442,538
Alnylam Pharmaceuticals, Inc. (a) (b)	12,520	1,500,772
Arena Pharmaceuticals, Inc. (a) (b)	372,940	1,730,442
BioCryst Pharmaceuticals, Inc. (a) (b)	164,780	2,460,165
Blueprint Medicines Corp. (a)	21,300	564,237
Dicerna Pharmaceuticals, Inc. (a)	112,768	1,573,114
Gilead Sciences, Inc.	88,030	10,306,552
GlycoMimetics, Inc. (a)	108,511	862,663
Incyte Corp. (a)	10,700	1,115,047
Ironwood Pharmaceuticals, Inc. (a) (b)	147,503	1,778,886
Karyopharm Therapeutics, Inc. (a) (b)	14,522	395,144
Nivalis Therapeutics, Inc. (a) (b)	37,700	571,155
Novavax, Inc. (a) (b)	165,270	1,841,108
Otonomy, Inc. (a) (b)	61,639	1,417,081
PTC Therapeutics, Inc. (a) (b)	24,890	1,197,956
Puma Biotechnology, Inc. (a) (b)	3,400	396,950
Regeneron Pharmaceuticals, Inc. (a)	31,956	16,301,714

Biotechnology—(Continued)
Regulus Therapeutics, Inc. (a) (b)	76,840	842,166
TESARO, Inc. (a) (b)	41,690	2,450,955
Trevena, Inc. (a)	208,530	1,305,398
Ultragenyx Pharmaceutical, Inc. (a)	31,080	3,182,281

		61,897,484

Capital Markets—1.6%
Ameriprise Financial, Inc.	68,545	8,563,327
BlackRock, Inc.	21,740	7,521,605
Invesco, Ltd.	105,307	3,947,959
Janus Capital Group, Inc. (b)	122,125	2,090,780
Northern Trust Corp.	129,600	9,909,216
Raymond James Financial, Inc.	52,560	3,131,525
WisdomTree Investments, Inc. (b)	101,200	2,222,858

		37,387,270

Chemicals—1.9%
Cabot Corp.	97,240	3,626,080
Celanese Corp. - Series A	164,203	11,802,912
Dow Chemical Co. (The)	127,581	6,528,320
LyondellBasell Industries NV - Class A	70,400	7,287,808
Mosaic Co. (The)	131,230	6,148,125
Sherwin-Williams Co. (The)	39,909	10,975,773

		46,369,018

Communications Equipment—2.7%
Cisco Systems, Inc.	1,650,540	45,323,829
QUALCOMM, Inc.	288,080	18,042,450

		63,366,279

Construction Materials—0.4%
CRH plc (ADR)	147,650	4,150,441
Martin Marietta Materials, Inc. (b)	4,470	632,550
Summit Materials, Inc. - Class A (a)	141,200	3,600,600
Vulcan Materials Co.	7,570	635,350

		9,018,941

Consumer Finance—1.1%
Santander Consumer USA Holdings, Inc.	987,190	25,242,448

Containers & Packaging—0.7%
Ball Corp.	170,561	11,964,854
Owens-Illinois, Inc. (a)	164,400	3,771,336

		15,736,190

Diversified Financial Services—0.2%
McGraw Hill Financial, Inc.	32,720	3,286,724
MSCI, Inc.	42,837	2,636,617

		5,923,341

Electric Utilities—2.5%
American Electric Power Co., Inc.	38,490	2,038,815
Duke Energy Corp.	149,840	10,581,701
Edison International	144,420	8,026,864

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Eversource Energy	105,960	$4,811,644
Exelon Corp. (b)	209,210	6,573,378
FirstEnergy Corp.	38,020	1,237,551
ITC Holdings Corp.	92,690	2,982,764
NextEra Energy, Inc.	197,410	19,352,102
Pinnacle West Capital Corp.	54,180	3,082,300

		58,687,119

Electrical Equipment—0.6%
AMETEK, Inc.	74,700	4,092,066
Eaton Corp. plc	165,090	11,141,924

		15,233,990

Electronic Equipment, Instruments & Components—0.0%
Arrow Electronics, Inc. (a)	20,370	1,136,646

Energy Equipment & Services—0.9%
Baker Hughes, Inc.	34,374	2,120,876
Ensco plc - Class A (b)	64,270	1,431,293
Halliburton Co.	184,400	7,942,108
Patterson-UTI Energy, Inc.	317,125	5,966,707
Tesco Corp.	276,680	3,015,812

		20,476,796

Food & Staples Retailing—1.7%
CVS Health Corp.	257,600	27,017,088
Walgreens Boots Alliance, Inc.	174,010	14,693,404

		41,710,492

Food Products—2.0%
Mondelez International, Inc. - Class A	701,920	28,876,989
Post Holdings, Inc. (a) (b)	195,966	10,568,446
SunOpta, Inc. (a)	176,976	1,898,952
TreeHouse Foods, Inc. (a)	83,860	6,795,176

		48,139,563

Gas Utilities—0.2%
UGI Corp.	138,150	4,759,268

Health Care Equipment & Supplies—3.9%
Abbott Laboratories	169,978	8,342,520
Baxter International, Inc.	140,687	9,838,242
Baxter International, Inc. (When-Issued Shares) (a)	53,500	2,033,000
Medtronic plc	551,886	40,894,753
St. Jude Medical, Inc.	258,560	18,892,979
Stryker Corp.	124,130	11,863,104

		91,864,598

Health Care Providers & Services—3.9%
Aetna, Inc.	161,540	20,589,889
Cardinal Health, Inc.	104,080	8,706,292
Cigna Corp.	45,168	7,317,216
HCA Holdings, Inc. (a)	203,660	18,476,035
McKesson Corp.	76,000	17,085,560

Health Care Providers & Services—(Continued)
UnitedHealth Group, Inc.	174,544	21,294,368

		93,469,360

Hotels, Restaurants & Leisure—2.2%
Chipotle Mexican Grill, Inc. (a)	14,840	8,978,051
Las Vegas Sands Corp. (b)	56,810	2,986,502
McDonald’s Corp.	125,914	11,970,644
Norwegian Cruise Line Holdings, Ltd. (a)	94,722	5,308,221
Starbucks Corp.	240,644	12,902,128
Wingstop, Inc. (a)	5,500	156,200
Wyndham Worldwide Corp.	109,246	8,948,340

		51,250,086

Household Durables—0.9%
Mohawk Industries, Inc. (a)	65,550	12,513,495
Whirlpool Corp.	47,670	8,249,293

		20,762,788

Household Products—0.4%
Colgate-Palmolive Co.	153,570	10,045,014

Independent Power and Renewable Electricity Producers—0.1%
8point3 Energy Partners L.P. (a)	40,800	759,696
NRG Energy, Inc.	58,040	1,327,955

		2,087,651

Industrial Conglomerates—1.5%
Danaher Corp.	322,490	27,601,919
General Electric Co.	268,720	7,139,890

		34,741,809

Insurance—5.6%
Allstate Corp. (The)	147,079	9,541,015
American International Group, Inc.	530,241	32,779,498
Assured Guaranty, Ltd.	427,945	10,266,400
Hartford Financial Services Group, Inc. (The)	386,938	16,085,013
Marsh & McLennan Cos., Inc.	387,970	21,997,899
Principal Financial Group, Inc.	266,920	13,690,327
Prudential Financial, Inc.	149,940	13,122,749
XL Group plc	426,440	15,863,568

		133,346,469

Internet & Catalog Retail—1.7%
Amazon.com, Inc. (a)	73,983	32,115,281
Netflix, Inc. (a)	13,695	8,996,793

		41,112,074

Internet Software & Services—3.4%
Envestnet, Inc. (a)	41,161	1,664,139
Facebook, Inc. - Class A (a)	242,800	20,823,742
Google, Inc. - Class A (a)	100,920	54,500,837
Zillow Group, Inc. - Class A (a) (b)	35,374	3,068,341

		80,057,059

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—4.2%
Accenture plc - Class A	150,018	$14,518,742
Alliance Data Systems Corp. (a)	13,892	4,055,630
Automatic Data Processing, Inc.	114,511	9,187,218
Cognizant Technology Solutions Corp. - Class A (a)	165,723	10,124,018
Genpact, Ltd. (a)	628,600	13,408,038
Global Payments, Inc.	64,250	6,646,663
Heartland Payment Systems, Inc.	85,147	4,602,195
Visa, Inc. - Class A	397,570	26,696,826
WEX, Inc. (a)	89,784	10,232,682

		99,472,012

Leisure Products—0.1%
Arctic Cat, Inc.	89,705	2,979,103

Life Sciences Tools & Services—0.7%
Agilent Technologies, Inc.	167,850	6,475,653
Thermo Fisher Scientific, Inc.	74,940	9,724,214

		16,199,867

Machinery—1.8%
Caterpillar, Inc.	39,230	3,327,489
Dover Corp.	102,240	7,175,203
Illinois Tool Works, Inc.	182,970	16,794,816
Luxfer Holdings plc (ADR)	129,900	1,688,700
Pentair plc	189,650	13,038,438

		42,024,646

Media—3.4%
Comcast Corp. - Class A	596,570	35,877,720
DreamWorks Animation SKG, Inc. - Class A (a) (b)	104,410	2,754,336
Interpublic Group of Cos., Inc. (The)	103,791	2,000,052
Time Warner Cable, Inc.	140,840	25,093,463
Twenty-First Century Fox, Inc. - Class A	480,780	15,646,985

		81,372,556

Metals & Mining—0.2%
Nucor Corp.	28,305	1,247,401
Reliance Steel & Aluminum Co.	41,700	2,522,016

		3,769,417

Multi-Utilities—1.5%
Ameren Corp.	139,250	5,246,940
Dominion Resources, Inc.	186,205	12,451,528
DTE Energy Co.	52,325	3,905,538
MDU Resources Group, Inc.	241,110	4,708,878
PG&E Corp.	145,810	7,159,271
Public Service Enterprise Group, Inc.	54,450	2,138,796
Sempra Energy	4,670	462,050

		36,073,001

Oil, Gas & Consumable Fuels—5.3%
Anadarko Petroleum Corp.	139,118	10,859,551
Chevron Corp.	190,165	18,345,218

Oil, Gas & Consumable Fuels—(Continued)
Cobalt International Energy, Inc. (a) (b)	1,215,727	11,804,709
CONSOL Energy, Inc. (b)	132,750	2,885,985
Enbridge, Inc. (b)	354,849	16,603,385
EOG Resources, Inc.	144,670	12,665,859
Exxon Mobil Corp.	68,795	5,723,744
Marathon Oil Corp.	120,717	3,203,829
Newfield Exploration Co. (a)	64,300	2,322,516
Occidental Petroleum Corp.	143,519	11,161,473
ONEOK, Inc.	25,336	1,000,265
Pioneer Natural Resources Co.	88,445	12,266,437
Southwestern Energy Co. (a) (b)	210,180	4,777,391
Valero Energy Corp.	189,140	11,840,164

		125,460,526

Paper & Forest Products—0.8%
Boise Cascade Co. (a)	222,102	8,146,701
International Paper Co.	214,960	10,229,947

		18,376,648

Personal Products—1.2%
Avon Products, Inc. (b)	749,285	4,690,524
Coty, Inc. - Class A (a)	202,697	6,480,223
Estee Lauder Cos., Inc. (The) - Class A	194,384	16,845,318

		28,016,065

Pharmaceuticals—4.8%
Aerie Pharmaceuticals, Inc. (a) (b)	47,790	843,494
Allergan plc (a)	66,090	20,055,671
AstraZeneca plc (ADR) (b)	173,140	11,030,749
Bristol-Myers Squibb Co.	420,300	27,966,762
Johnson & Johnson	174,950	17,050,627
Merck & Co., Inc.	413,143	23,520,231
Mylan NV (a)	132,950	9,021,987
Ocular Therapeutix, Inc. (a) (b)	64,800	1,362,744
Relypsa, Inc. (a)	51,090	1,690,568
Tetraphase Pharmaceuticals, Inc. (a) (b)	55,990	2,656,166

		115,198,999

Professional Services—1.3%
Equifax, Inc.	79,219	7,691,373
ManpowerGroup, Inc.	75,040	6,707,075
Nielsen NV (b)	259,739	11,628,515
TransUnion (a)	54,700	1,372,970
TriNet Group, Inc. (a)	116,625	2,956,444

		30,356,377

Real Estate Investment Trusts—3.1%
American Tower Corp.	156,619	14,610,987
AvalonBay Communities, Inc.	104,975	16,782,353
Health Care REIT, Inc.	92,410	6,064,868
InfraREIT, Inc.	41,900	1,188,284
Public Storage	53,650	9,891,451
Simon Property Group, Inc.	50,001	8,651,173
SL Green Realty Corp. (b)	92,450	10,159,330
Weyerhaeuser Co.	187,980	5,921,370

		73,269,816

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—0.5%
Celadon Group, Inc.	32,490	$671,893
J.B. Hunt Transport Services, Inc.	21,350	1,752,622
Kansas City Southern	9,680	882,816
Knight Transportation, Inc.	86,160	2,303,918
Landstar System, Inc.	61,350	4,102,474
Swift Transportation Co. (a)	131,210	2,974,531

		12,688,254

Semiconductors & Semiconductor Equipment—1.4%
Analog Devices, Inc.	29,800	1,912,713
Avago Technologies, Ltd.	68,950	9,165,523
First Solar, Inc. (a)	54,444	2,557,779
Freescale Semiconductor, Ltd. (a)	164,407	6,571,348
Intel Corp.	259,708	7,899,019
Linear Technology Corp.	43,440	1,921,351
Microchip Technology, Inc. (b)	40,780	1,933,992
SunEdison Semiconductor, Ltd. (a) (b)	45,700	789,239
SunPower Corp. (a) (b)	45,280	1,286,405

		34,037,369

Software—0.1%
SS&C Technologies Holdings, Inc.	49,600	3,100,000

Specialty Retail — 3.1%
Advance Auto Parts, Inc.	126,907	20,215,016
L Brands, Inc.	110,638	9,484,996
Lowe’s Cos., Inc.	372,530	24,948,334
Ross Stores, Inc.	98,398	4,783,127
Signet Jewelers, Ltd.	109,193	14,002,910

		73,434,383

Technology Hardware, Storage & Peripherals—6.4%
Apple, Inc.	1,105,311	138,633,632
Western Digital Corp.	169,238	13,271,644

		151,905,276

Textiles, Apparel & Luxury Goods—0.3%
VF Corp.	93,560	6,524,874

Tobacco—1.0%
Altria Group, Inc.	493,310	24,127,792

Total Common Stocks (Cost $2,113,099,983)		2,342,168,824

Short-Term Investments—4.3%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—3.3%
State Street Navigator Securities Lending MET Portfolio (c)	77,814,267	77,814,267

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/15 at 0.000% to be repurchased at $23,868,312 on 07/01/15, collateralized by $22,980,000 U.S. Treasury Note at 2.875% due 03/31/18 with a value of $24,346,850.	23,868,312	23,868,312

Total Short-Term Investments (Cost $101,682,579)		101,682,579

Total Investments—102.9% (Cost $2,214,782,562) (d)		2,443,851,403
Other assets and liabilities (net)—(2.9)%		(68,149,710)

Net Assets—100.0%		$2,375,701,693

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2015, the market value of securities loaned was $85,787,118 and the collateral received consisted of cash in the amount of $77,814,267 and non-cash collateral with a value of $9,161,851. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2015.
(d)	As of June 30, 2015, the aggregate cost of investments was $2,214,782,562. The aggregate unrealized appreciation and depreciation of investments were $292,226,510 and $(63,157,669), respectively, resulting in net unrealized appreciation of $229,068,841.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 E-Mini Index Futures	09/18/15	173	USD	17,994,742	$(224,182)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,342,168,824	$—	$—	$2,342,168,824
Short-Term Investments
Mutual Fund	77,814,267	—	—	77,814,267
Repurchase Agreement	—	23,868,312	—	23,868,312
Total Short-Term Investments	77,814,267	23,868,312	—	101,682,579
Total Investments	$2,419,983,091	$23,868,312	$—	$2,443,851,403

Collateral for securities loaned (Liability)	$—	$(77,814,267)	$—	$(77,814,267)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(224,182)	$—	$—	$(224,182)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

WMC Large Cap Research Portfolio

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value (a) (b)	$2,443,851,403
Cash	64,138
Cash collateral for futures contracts	460,460
Receivable for:
Investments sold	18,541,910
Fund shares sold	169,822
Dividends	2,672,827
Variation margin on futures contracts	5,839

Total Assets	2,465,766,399
Liabilities
Collateral for securities loaned	77,814,267
Payables for:
Investments purchased	10,287,081
Fund shares redeemed	455,963
Accrued Expenses:
Management fees	968,628
Distribution and service fees	39,113
Deferred trustees’ fees	76,247
Other expenses	423,407

Total Liabilities	90,064,706

Net Assets	$2,375,701,693

Net Assets Consist of:
Paid in surplus	$2,028,879,850
Undistributed net investment income	13,970,854
Accumulated net realized gain	104,006,330
Unrealized appreciation on investments and futures contracts	228,844,659

Net Assets	$2,375,701,693

Net Assets
Class A	$2,155,908,307
Class B	135,704,261
Class E	84,089,125
Capital Shares Outstanding*
Class A	155,070,510
Class B	9,921,002
Class E	6,088,353
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.90
Class B	13.68
Class E	13.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,214,782,562.
(b)	Includes securities loaned at value of $85,787,118.

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (a)	$20,486,254
Securities lending income	178,385

Total investment income	20,664,639
Expenses
Management fees	6,772,084
Administration fees	28,305
Custodian and accounting fees	94,684
Distribution and service fees—Class B	174,363
Distribution and service fees—Class E	65,767
Audit and tax services	20,058
Legal	14,383
Trustees’ fees and expenses	19,698
Shareholder reporting	170,621
Insurance	7,203
Miscellaneous	7,389

Total expenses	7,374,555
Less management fee waiver	(883,024)
Less broker commission recapture	(14,916)

Net expenses	6,476,615

Net Investment Income	14,188,024

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	115,469,436
Futures contracts	(962,050)
Foreign currency transactions	(5,128)

Net realized gain	114,502,258

Net change in unrealized appreciation (depreciation) on:
Investments	(27,472,228)
Futures contracts	35,327

Net change in unrealized depreciation	(27,436,901)

Net realized and unrealized gain	87,065,357

Net Increase in Net Assets From Operations	$101,253,381

(a)	Net of foreign withholding taxes of $113,179.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

WMC Large Cap Research Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,188,024	23,029,883
Net realized gain	114,502,258	343,002,439
Net change in unrealized depreciation	(27,436,901)	(74,847,117)

Increase in net assets from operations	101,253,381	291,185,205

From Distributions to Shareholders
Net investment income
Class A	(20,411,301)	(9,997,703)
Class B	(982,346)	(973,334)
Class E	(669,098)	(735,714)
Net realized capital gains
Class A	(153,228,496)	0
Class B	(9,879,068)	0
Class E	(6,044,559)	0

Total distributions	(191,214,868)	(11,706,751)

Increase in net assets from capital share transactions	28,911,686	869,688,238

Total increase (decrease) in net assets	(61,049,801)	1,149,166,692

Net Assets
Beginning of period	2,436,751,494	1,287,584,802

End of period	$2,375,701,693	$2,436,751,494

Undistributed net investment income
End of period	$13,970,854	$21,845,575

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	263,478	$3,902,172	82,577,074	$1,068,466,751
Reinvestments	12,306,151	173,639,797	787,842	9,997,703
Redemptions	(9,906,593)	(147,501,780)	(13,489,908)	(184,914,149)

Net increase	2,663,036	$30,040,189	69,875,008	$893,550,305

Class B
Sales	387,419	$5,670,356	1,381,270	$18,289,839
Reinvestments	782,523	10,861,414	77,805	973,334
Redemptions	(999,046)	(14,651,969)	(2,139,140)	(28,291,386)

Net increase (decrease)	170,896	$1,879,801	(680,065)	$(9,028,213)

Class E
Sales	99,264	$1,454,570	335,955	$4,491,486
Reinvestments	478,863	6,713,657	58,297	735,714
Redemptions	(756,913)	(11,176,531)	(1,507,102)	(20,061,054)

Net decrease	(178,786)	$(3,008,304)	(1,112,850)	$(14,833,854)

Increase derived from capital shares transactions		$28,911,686		$869,688,238

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

WMC Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.49		$12.86	$9.71	$8.65	$8.70	$7.82

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.16	0.11	0.14	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.53		1.59	3.20	1.03	(0.06)	0.89

Total from investment operations	0.62		1.75	3.31	1.17	0.05	0.99

Less Distributions
Distributions from net investment income	(0.14)		(0.12)	(0.16)	(0.11)	(0.10)	(0.11)
Distributions from net realized capital gains	(1.07)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.21)		(0.12)	(0.16)	(0.11)	(0.10)	(0.11)

Net Asset Value, End of Period	$13.90		$14.49	$12.86	$9.71	$8.65	$8.70

Total Return (%) (b)	4.14	(c)	13.78	34.49	13.59	0.46	12.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.60	0.62	0.64	0.64	0.64
Net ratio of expenses to average net assets (%) (e)(f)	0.52	(d)	0.53	0.60	0.63	0.63	0.64
Ratio of net investment income to average net assets (%)	1.19	(d)	1.16	1.03	1.54	1.20	1.21
Portfolio turnover rate (%)	32	(c)	136	42	103	98	133
Net assets, end of period (in millions)	$2,155.9		$2,207.6	$1,061.3	$873.0	$853.3	$939.4

	Class B
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.25		$12.66	$9.56	$8.52	$8.58	$7.72

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.12	0.09	0.12	0.09	0.08
Net realized and unrealized gain (loss) on investments	0.54		1.57	3.14	1.01	(0.07)	0.87

Total from investment operations	0.61		1.69	3.23	1.13	0.02	0.95

Less Distributions
Distributions from net investment income	(0.11)		(0.10)	(0.13)	(0.09)	(0.08)	(0.09)
Distributions from net realized capital gains	(1.07)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.18)		(0.10)	(0.13)	(0.09)	(0.08)	(0.09)

Net Asset Value, End of Period	$13.68		$14.25	$12.66	$9.56	$8.52	$8.58

Total Return (%) (b)	4.11	(c)	13.41	34.17	13.32	0.18	12.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.85	0.87	0.89	0.89	0.89
Net ratio of expenses to average net assets (%) (e)(f)	0.77	(d)	0.78	0.85	0.88	0.88	0.89
Ratio of net investment income to average net assets (%)	0.94	(d)	0.87	0.78	1.29	0.99	0.98
Portfolio turnover rate (%)	32	(c)	136	42	103	98	133
Net assets, end of period (in millions)	$135.7		$139.0	$132.0	$108.1	$99.0	$79.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

WMC Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.39		$12.77	$9.65	$8.59	$8.65	$7.77

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.13	0.10	0.13	0.09	0.08
Net realized and unrealized gain (loss) on investments	0.53		1.60	3.16	1.03	(0.06)	0.89

Total from investment operations	0.61		1.73	3.26	1.16	0.03	0.97

Less Distributions
Distributions from net investment income	(0.12)		(0.11)	(0.14)	(0.10)	(0.09)	(0.09)
Distributions from net realized capital gains	(1.07)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.19)		(0.11)	(0.14)	(0.10)	(0.09)	(0.09)

Net Asset Value, End of Period	$13.81		$14.39	$12.77	$9.65	$8.59	$8.65

Total Return (%) (b)	4.07	(c)	13.62	34.17	13.51	0.21	12.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.75	0.77	0.79	0.79	0.79
Net ratio of expenses to average net assets (%) (e)(f)	0.67	(d)	0.68	0.75	0.78	0.78	0.79
Ratio of net investment income to average net assets (%)	1.04	(d)	0.97	0.88	1.39	1.04	1.06
Portfolio turnover rate (%)	32	(c)	136	42	103	98	133
Net assets, end of period (in millions)	$84.1		$90.2	$94.3	$81.4	$94.8	$105.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on average net assets was 0.03% and 0.04% for the six months ended June 30, 2015 and year ended December 31, 2014, respectively (see Note 6 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2015 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available. Fair-valued securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, return of capital adjustments and commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-14

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2015, the Portfolio had investments in repurchase agreements with a gross value of $23,868,312, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending

MIST-15

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2015, the Portfolio had the following open derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts*	$224,182

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2015 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(962,050)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$35,327

For the six months ended June 30, 2015, the average Notional Par or Face Amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$10,983

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-16

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$761,603,752	$0	$899,148,889
6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2015	% per annum	Average Daily Net Assets
$6,772,084	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company, LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.505% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $21.250 billion (0.005% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $21.250 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the six months ended June 30, 2015 amounted to $466,291 and are included in the total amount shown as management fee waivers in the Statement of Operations.

MIST-17

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $416,733 was waived in the aggregate for the six months ended June 30, 2015 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$11,706,751	$16,313,722	$—	$—	$11,706,751	$16,313,722

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$21,913,000	$169,099,600	$245,838,155	$—	$436,850,755

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MIST-18

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2015—(Continued)

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $178,925,520.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: September 3, 2015

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date: September 3, 2015